UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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GIGCAPITAL4, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT DATED AUGUST 6, 2021—SUBJECT TO COMPLETION

GIGCAPITAL4, INC.

1731 Embarcadero Road, Suite 200

Palo Alto, California 94303

Dear GigCapital4, Inc. Stockholder:

We cordially invite you to attend a special meeting (the “Special Meeting”) of the stockholders of GigCapital4, Inc., a Delaware corporation (“we,” “us,” “our,” “GigCapital4” or the “Company”), which will be held on [    ], 2021 at [10:00 a.m., PDT], via live webcast at [    ]. In light of ongoing developments related to the coronavirus (COVID-19), after careful consideration, the Company has determined that the Special Meeting will be a virtual meeting conducted exclusively via live webcast in order to facilitate stockholder attendance and participation while safeguarding the health and safety of our stockholders, directors and management team. You or your proxyholder will be able to attend and vote at the Special Meeting online by visiting [    ] and using a control number assigned by Broadridge Financial Solutions. To register and receive access to the virtual meeting, registered stockholders and beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in this proxy statement. Please note that you will only be able to access the Special Meeting by means of remote communication.

On June 4, 2021, the Company, GigCapital4 Merger Sub Corporation, a Delaware corporation (“Merger Sub”), BigBear.ai Holdings, LLC, a Delaware limited liability company formerly known as Lake Intermediate, LLC (“BigBear”), and BBAI Ultimate Holdings, LLC, a Delaware limited liability company formerly known as PCISM Ultimate Holdings, LLC (“Ultimate”) entered into an Agreement and Plan of Merger (as amended on August 6, 2021, and as it may be further amended from time to time, the “Merger Agreement”). If the Merger Agreement is approved by Company stockholders at the Special Meeting, (i) Merger Sub will merge with and into BigBear, with BigBear surviving the first merger and becoming a wholly-owned subsidiary of the Company (the “First Merger”), and (ii) immediately after the First Merger, BigBear (as the surviving company of the First Merger) will merge with and into the Company, with the Company surviving the second merger (the “Second Merger”, and together with the First Merger, the “Business Combination”). Upon the consummation of the Business Combination, the Company will change its name to BigBear.ai Holdings, Inc. (“New BigBear”).

Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the First Merger (the “First Effective Time”), all units of limited liability company interest of BigBear issued and outstanding immediately prior to the First Effective Time (other than units held in BigBear’s treasury or owned by GigCapital4, Merger Sub or BigBear immediately prior to the First Effective Time) will be cancelled and automatically deemed for all purposes to represent the right to receive, in the aggregate (the “Aggregate Merger Consideration”), (i) in book entry, the Equity Merger Consideration, and (ii) $75,000,000, in each case without interest and otherwise in accordance with the terms of the Merger Agreement. The “Equity Merger Consideration” means a number of shares of common stock, par value $0.0001 per share, of GigCapital4 (“GigCapital4 Common Stock”) equal to the result of dividing (i) the difference of (A) $1,312,100,000, minus (B) $75,000,000, by (ii) 10.00 (rounded up to the nearest whole number of shares). Ultimate, as the sole member of BigBear, shall be paid the Aggregate Merger Consideration.

At the effective time of the Second Merger (the “Second Effective Time”), all units of limited liability company interest of BigBear issued and outstanding immediately prior to the Second Effective Time shall be cancelled and shall cease to exist without any conversion thereof or payment therefor, and the capital stock of the Company outstanding immediately prior to the Second Effective Time shall remain outstanding as the capital stock of the Company, which, collectively with GigCapital4’s 6.00% convertible senior notes due 2026 (the “Notes”) to be issued at the Second Effective Time and the warrants entitling the holders to purchase one share of GigCapital4 Common Stock per warrant (“GigCapital4 Warrants”), shall constitute one hundred percent (100%) of the outstanding equity securities (and securities convertible into equity securities) of the Company immediately after the Second Effective Time.

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Upon the closing of the Business Combination, the former BigBear equity holders are expected to hold, in the aggregate, approximately 73% of the issued and outstanding shares of GigCapital4 Common Stock.

At the Special Meeting, Company stockholders will be asked to consider and vote upon:

1.

Proposal No. 1—To adopt the Merger Agreement (as it may be further amended), a copy of which is attached to the accompanying proxy statement as Annex A, and approve the transactions contemplated thereby, including the Business Combination – we refer to this as the “Business Combination Proposal” or “Proposal No. 1”;

2.

Proposal No. 2—To approve, for purposes of complying with applicable Nasdaq (“Nasdaq”) listing rules, the issuance of more than 20% of the Company’s outstanding GigCapital4 Common Stock in connection with the Business Combination and the Convertible Note Subscription Agreements, including up to 123,710,000 shares of GigCapital4 Common Stock to Ultimate as the sole equity holder of BigBear, and 17,391,304 shares of GigCapital4 Common Stock upon conversion of the Convertible Notes – we refer to this as the “Nasdaq Stock Issuance Proposal” or “Proposal No. 2”;

3.

Proposal No. 3—To approve and adopt amendments to the Company’s current amended and restated certificate of incorporation, as amended, to provide for the classification of our board of directors (our “Board”) into three classes of directors with staggered terms of office and to make certain related changes—we refer to this as the “Classification of the Board of Directors Proposal” or “Proposal No. 3”;

4.

Proposal No. 4—To approve and adopt amendments to the Company’s current amended and restated certificate of incorporation, as amended, to provide for certain additional changes, including but not limited to, changing the post-combination company’s corporate name from “GigCapital4, Inc.” to “BigBear.ai Holdings, Inc.” and eliminating certain provisions specific to our status as a blank check company, which our Board believes are necessary to adequately address the needs of the post-combination company – we refer to this as the “Additional Amendments to Current Certificate of Incorporation in Connection with the Business Combination Proposal” or “Proposal No. 4” and together with the Classification of the Board of Directors Proposal, the “Charter Amendment Proposals”;

5.

Proposal No. 5—To approve (A) the BigBear.ai Holdings, Inc. 2021 Long-Term Incentive Plan (the “2021 Plan”), and (B) the BigBear.ai Holdings, Inc. 2021 Employee Stock Purchase Plan (the “2021 ESPP”)—we refer to this as the “Equity Plans Proposal” or “Proposal No. 5”;

6.

Proposal No. 6—To consider and vote upon a proposal to elect, effective at Closing Date, 11 directors to serve staggered terms on our Board until the 2022, 2023 and 2024 annual meetings of stockholders, respectively, and until their respective successors are duly elected and qualified – we refer to this as the “Election of Directors Proposal” or “Proposal No. 6”; and

7.

Proposal No. 7—To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Amendment Proposals, the Equity Plans Proposal or the Election of Directors Proposal – we refer to this as the “Adjournment Proposal” or “Proposal No. 7”.

Each of these proposals is more fully described in the accompanying proxy statement, which each stockholder is encouraged to read carefully.

After careful consideration, our Board has approved the Merger Agreement and the transactions contemplated therein, and recommends that our stockholders vote “FOR” adoption of the Merger Agreement and approval of the transactions contemplated thereby, including the Business Combination, and “FOR” all other proposals presented to our stockholders in the accompanying proxy statement. When you consider the Board’s

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recommendation of these proposals, you should keep in mind that our directors and officers have interests in the Business Combination that may conflict with your interests as a stockholder. Please see the section entitled “Certain Relationships and Related Transactions” for additional information.

Approval of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Equity Plans Proposal, the Election of Directors Proposal and the Adjournment Proposal require the affirmative vote of a majority of the votes cast at the Special Meeting. Approval of the Charter Amendment Proposals requires the affirmative vote of a majority of the outstanding shares of GigCapital4 Common Stock.

The Business Combination will be consummated only if the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Equity Plans Proposal, the Charter Amendment Proposals and the Election of Directors Proposal are approved at the special meeting. Each of the Business Combination Proposal, the Charter Amendment Proposals and the Nasdaq Stock Issuance Proposal is cross-conditioned on the approval of each other. Each of the Equity Plans Proposal and the Election of Directors Proposal are conditioned on the approval of the Business Combination Proposal, the Charter Amendment Proposals and the Nasdaq Stock Issuance Proposal. The Adjournment Proposal is not conditioned upon the approval of any other proposal set forth in this proxy statement.

In connection with the Merger Agreement, on June 4, 2021, the Company entered into subscription agreements, each dated as of June 4, 2021 (the “Convertible Note Subscription Agreements”), with certain investors (collectively, the “Convertible Note Investors”), pursuant to which, among other things, the Company agreed to issue and sell to the Convertible Note Investors, in private placements to close immediately prior to Closing, convertible notes due in 2026 (“Convertible Notes”) for an aggregate purchase price of $200,000,000. The Convertible Notes are convertible into 17,391,304 shares of GigCapital4 Common Stock at an initial conversion price of $11.50 (subject to adjustment).

The GigCapital4 Common Stock, units and warrants are currently listed on Nasdaq under the symbols “GIG,” “GIGGU” and “GIGGW”, respectively. Upon closing, we intend to apply to list the shares issued as consideration in the Business Combination on Nasdaq under the symbol “BBAI.” Thereafter, our units (each comprised of one share of GigCapital4 Common Stock and one third of one warrant to purchase GigCapital4 Common Stock), will cease to trade as an individual security and, instead, will be separated into their constituent securities, and the GigCapital4 Common Stock and warrants will trade under the symbols “BBAI” and “BBAIW,” respectively.

Pursuant to our current amended and restated certificate of incorporation, we are providing our stockholders that hold shares of Common Stock that were included in the units issued in our initial public offering (“IPO”) (“public stockholders” and such shares, “public shares”), with the opportunity to redeem, upon the Closing, public shares then held by them for cash equal to their pro rata share of the aggregate amount on deposit (as of two business days prior to the Closing) in our trust account (the “Trust Account”) that holds the proceeds (including interest, which shall be net of taxes paid and taxes payable and amounts previously redeemed) of our IPO and such additional amounts as we may deposit into such trust account in connection with extensions of time for us to consummate the Business Combination. The per-share amount we will distribute to public stockholders that properly redeem their shares will not be reduced by transaction expenses incurred by the Company and BigBear in connection with the Business Combination. For illustrative purposes, based on the fair value of marketable securities held in our Trust Account of approximately $358,814,163 as of August 5, 2021, the estimated per share redemption price would have been approximately $10.00 on such date. Public stockholders may elect to redeem their shares even if they vote for the Business Combination. A public stockholder, together with any of his, her or its affiliates or any other person with whom it is acting in concert or as a “group” (as defined under Section 13d-3 of the Securities Exchange Act of 1934, as amended), will be restricted from redeeming in the aggregate his, her or its shares or, if part of such a group, the group’s shares, in excess of 15% of the public shares. We have no specified maximum redemption threshold under our current amended and restated certificate of incorporation, other than the aforementioned 15% threshold. Each redemption of shares of Common Stock by our public stockholders will reduce the amount in our Trust Account, which held marketable securities with a fair value of approximately $358,814,163 as of August 5, 2021.

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As a condition to the obligations of BigBear and Ultimate under the Merger Agreement, the Available Closing Acquiror Cash (as defined in the Merger Agreement) shall not be less than $350,000,000, which amount shall be net of any unpaid liabilities of GigCapital4 as of the Closing (other than any Acquiror Transaction Expenses, as defined in the Merger Agreement). In addition, in no event will we redeem shares of our Common Stock in an amount that would result in the Company’s failure to have net tangible assets equaling or exceeding $5,000,001 (so that we are not subject to the Securities and Exchange Commission’s (the “SEC”) “penny stock” rules). Holders of our outstanding public warrants do not have redemption rights in connection with the Business Combination. Unless otherwise specified, the information in the accompanying proxy statement assumes that none of our public stockholders exercise their redemption rights with respect to their shares of GigCapital4 Common Stock.

Our initial stockholders prior to the IPO, including GigAcquisitions4, LLC (the “Sponsor”), our underwriters in our IPO, Oppenheimer & Co. Inc. (“Oppenheimer”) and Nomura Securities International, Inc. (“Nomura” and, together with the Sponsor and Oppenheimer, the “Initial Stockholders”) and the Insiders have agreed to vote their shares of Common Stock in favor of the Business Combination. Currently, our Initial Stockholders own 10,051,600 shares of our Common Stock (the “Founder Shares”), including those that are a constituent security to a Private Placement Unit (as defined below) and the Insiders own 18,000 shares of our Common Stock (the “Insider Shares”), or collectively, 21.9% of our issued and outstanding shares of Common Stock. The Founder Shares are subject to transfer restrictions. The Founder Shares will be excluded from the pro rata calculation used to determine the per-share redemption price.

In addition, the Company, Ultimate, the Sponsor, the Insiders, Oppenheimer and Nomura entered into that certain Investor Rights Agreement, dated as of June 4, 2021 (the “Investor Rights Agreement”), pursuant to which the parties have set forth, among other things, their agreements with respect to certain governance matters, registration rights and lock-up periods from and after the closing of the Business Combination. Under the Investor Rights Agreement, the original lock-up period to which the Sponsor and the Insiders are subject was amended to provide for termination of the lock-up period six months after the consummation of the Business Combination (other than with respect to the Private Placement Units (as defined below) for which the termination of the lock-up period is 30 days after the consummation of the Business Combination).

We are providing you with the accompanying proxy statement and accompanying proxy card in connection with the solicitation of proxies to be voted at the Special Meeting and at any adjournments or postponements of the Special Meeting. Information about the Special Meeting, the Business Combination and other related business to be considered by the Company’s stockholders at the Special Meeting is included in this proxy statement. Whether or not you plan to attend the Special Meeting, we urge you to read this proxy statement, including the Annexes and the accompanying financials statements of the Company and BigBear carefully and in their entirety. In particular, we urge you to read carefully the section entitled “Risk Factors” beginning on page 45 of the accompanying proxy statement.

Your vote is very important. Whether or not you plan to attend the Special Meeting, please vote as soon as possible by following the instructions in this proxy statement to make sure that your shares are represented at the Special Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting. Even if you have voted by proxy, you may still vote during the Special Meeting by visiting [    ] with your 16-digit control number assigned by Broadridge Financial Solutions included on your proxy card or obtained from them via email. The transactions contemplated by the Merger Agreement will be consummated only if the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Amendment Proposals, the Equity Plans Proposal and the Election of Directors Proposal are approved at the Special Meeting. The proposals in this proxy statement (other than the Adjournment Proposal) are conditioned on the approval of the Business Combination Proposal.

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If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” each of the proposals presented at the Special Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Special Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting. If you are a stockholder of record and you attend the Special Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND THAT THE COMPANY REDEEM YOUR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO THE COMPANY’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT SUCH MEETING. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF THE BUSINESS COMBINATION IS NOT COMPLETED, THEN THESE SHARES WILL NOT BE REDEEMED FOR CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

On behalf of our Board, I would like to thank you for your support of GigCapital4, Inc. and look forward to a successful completion of the Business Combination.

Sincerely,

Dr. Raluca Dinu

President & CEO

[    ], 2021

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS PROXY STATEMENT, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

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NOTICE OF SPECIAL MEETING OF

STOCKHOLDERS OF GIGCAPITAL4, INC.

TO BE HELD [    ], 2021

To the Stockholders of GigCapital4, Inc.:

NOTICE IS HEREBY GIVEN that a special meeting (the “Special Meeting”) of the stockholders of GigCapital4, Inc., a Delaware corporation (“we,” “us,” “our” or the “Company”), will be held on [    ], 2021 at [10:00 a.m., Pacific Time (PDT)] via live webcast at [    ]. In light of ongoing developments related to coronavirus (COVID-19), after careful consideration, the Company has determined that the Special Meeting will be a virtual meeting conducted exclusively via live webcast in order to facilitate stockholder attendance and participation while safeguarding the health and safety of our stockholders, directors and management team. You or your proxyholder will be able to attend and vote at the Special Meeting online by visiting [    ] and using a control number assigned by Broadridge Financial Solutions. To register and receive access to the virtual meeting, registered stockholders and beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in this proxy statement. Please note that you will only be able to access the Special Meeting by means of remote communication. You are cordially invited to attend the Special Meeting to conduct the following items of business which you will be asked to consider and vote on:

1.

Proposal No. 1—The Business Combination Proposal—To approve and adopt the Agreement and Plan of Merger, dated as of June 4, 2021 (as amended on August 6, 2021, and as further amended from time to time, the “Merger Agreement”), by and among the Company, its wholly owned subsidiary, GigCapital4 Merger Sub Corporation, a Delaware corporation (“Merger Sub”), BigBear.ai Holdings, LLC, a Delaware limited liability company formerly known as Lake Intermediate, LLC (“BigBear”), and BBAI Ultimate Holdings, LLC, a Delaware limited liability company formerly known as PCISM Ultimate Holdings, LLC and the sole member of BigBear (“Ultimate”), a copy of which is attached to this proxy statement as Annex A, and to approve the transactions contemplated thereby (the “Business Combination”), including (x) the merger of Merger Sub with and into BigBear, with BigBear surviving the first merger (the “First Merger”), (y) immediately following the First Merger, the merger of BigBear (as the entity surviving the First Merger) with and into the Company, with the Company surviving the second merger (the “Second Merger” and together with the First Merger, the “Business Combination”), and (z) the payment of the Cash Merger Consideration and the Equity Merger Consideration to Ultimate as the sole member of BigBear, as merger consideration;

2.

Proposal No. 2—The Nasdaq Stock Issuance Proposal—To approve, for purposes of complying with applicable listing rules of Nasdaq, the issuance of more than 20% of the Company’s outstanding GigCapital4 Common Stock in connection with the Business Combination, and the transactions contemplated by the Convertible Note Subscription Agreements (as defined below), including up to 123,710,000 shares of GigCapital4 Common Stock to Ultimate as the sole member of BigBear, and 17,391,304 shares of our GigCapital4 Common Stock upon conversion of the Convertible Notes (as defined below);

3.

Proposal No. 3—Classification of the Board of Directors Proposal—To provide for the classification of our board of directors (our “Board”) into three classes of directors with staggered terms of office and to make certain related changes;

4.

Proposal No. 4—Approval of Additional Amendments to Current Certificate of Incorporation in Connection with the Business Combination Proposal—To approve certain additional changes, including but not limited to, changing the post-combination company’s corporate name from “GigCapital4, Inc.” to “BigBear.ai Holdings, Inc.” and eliminating certain provisions specific to our status as a blank check company, which our Board believes are necessary to adequately address the needs of the post-combination company;

5.	Proposal No. 5—The Equity Plans Proposal—To approve the 2021 Plan and the 2021 ESPP, including the authorization of the initial share reserve under the 2021 Plan and the 2021 ESPP;

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6.

Proposal No. 6—The Election of Directors Proposal—To elect, effective at Closing, 11 directors to serve staggered terms on our board of directors until the 2022, 2023 and 2024 annual meetings of stockholders, respectively, and until their respective successors are duly elected and qualified; and

7.

Proposal No. 7—Adjournment Proposal—To approve, if necessary, the adjournment of the Special Meeting to a later date or dates to permit further solicitation and votes of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Amendment Proposals, the Equity Plans Proposal or the Election of Directors Proposal. This proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Amendment Proposals, the Equity Plans Proposal or the Election of Directors Proposal.

The above matters are more fully described in the accompanying proxy statement, which also includes, as Annex A and Annex B, a copy of the Merger Agreement and a copy of the proposed Second Amended and Restated Certificate of Incorporation. We urge you to read carefully the accompanying proxy statement in its entirety, including the Annexes and accompanying financial statements of the Company and BigBear.

After careful consideration, our Board has approved the Merger Agreement and the transactions contemplated therein, and recommends that our stockholders vote “FOR” adoption of the Merger Agreement and approval of the transactions contemplated thereby, including the Business Combination, and “FOR” all other proposals presented to our stockholders in the accompanying proxy statement. When you consider the Board’s recommendation of these proposals, you should keep in mind that our directors and officers have interests in the Business Combination that may conflict with your interests as a stockholder. Please see the section entitled “Certain Relationships and Related Transactions” for additional information.

Approval of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Equity Plans Proposal, the Election of Directors Proposal and the Adjournment Proposal require the affirmative vote of a majority of the votes cast at the Special Meeting. Approval of the Charter Amendment Proposals requires the affirmative vote of a majority of the outstanding shares of common stock, par value $0.0001 per share, of GigCapital4 (“GigCapital4 Common Stock”).

The Business Combination will be consummated only if the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Equity Plans Proposal, the Charter Amendment Proposals and the Election of Directors Proposal are approved at the special meeting. Each of the Business Combination Proposal, the Charter Amendment Proposals and the Nasdaq Stock Issuance Proposal is cross-conditioned on the approval of each other. Each of the Equity Plans Proposal and the Election of Directors Proposal are conditioned on the approval of the Business Combination Proposal, the Charter Amendment Proposals and the Nasdaq Stock Issuance Proposal. The Adjournment Proposal is not conditioned upon the approval of any other proposal set forth in this proxy statement.

In connection with the Merger Agreement, on June 4, 2021, the Company entered into subscription agreements, each dated as of June 4, 2021 (the “Convertible Note Subscription Agreements”), with certain investors (collectively, the “Convertible Note Investors”), pursuant to which, among other things, the Company agreed to issue and sell to the Convertible Note Investors, in private placements to close immediately prior to Closing, convertible notes due in 2026 (“Convertible Notes”) for an aggregate purchase price of $200,000,000. The Convertible Notes are convertible into 17,391,304 shares of GigCapital4 Common Stock at an initial conversion price of $11.50 (subject to adjustment).

The record date for the Special Meeting is [    ], 2021. Only stockholders of record at the close of business on that date may vote at the Special Meeting or any adjournment thereof. A complete list of our stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting and electronically during the Special Meeting at [    ].

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Pursuant to our current amended and restated certificate of incorporation, we are providing our stockholders that hold shares of GigCapital4 Common Stock that were included in the units issued in our initial public offering (“IPO”) (“public stockholders” and such shares, “public shares”), with the opportunity to redeem, upon the Closing, public shares then held by them for cash equal to their pro rata share of the aggregate amount on deposit (as of two business days prior to the closing of the transactions contemplated by the Merger Agreement (the “Closing”)) in our trust account (the “Trust Account”) that holds the proceeds (including interest, which shall be net of taxes paid and taxes payable and amounts previously redeemed) of our IPO and such additional amounts as we may deposit into such trust account in connection with extensions of time for us to consummate the Business Combination. The per-share amount we will distribute to public stockholders that properly redeem their shares will not be reduced by transaction expenses incurred by the Company and BigBear in connection with the Business Combination. For illustrative purposes, based on the fair value of marketable securities held in our Trust Account of approximately $358,814,163 as of August 5, 2021, the estimated per share redemption price would have been approximately $10.00 on such date. Public stockholders may elect to redeem their shares even if they vote for the Business Combination. A public stockholder, together with any of his, her or its affiliates or any other person with whom it is acting in concert or as a “group” (as defined under Section 13d-3 of the Securities Exchange Act of 1934, as amended), will be restricted from redeeming in the aggregate his, her or its shares or, if part of such a group, the group’s shares, in excess of 15% of the public shares. We have no specified maximum redemption threshold under our current amended and restated certificate of incorporation, other than the aforementioned 15% threshold. Each redemption of shares of GigCapital4 Common Stock by our public stockholders will reduce the amount in our Trust Account, which held marketable securities with a fair value of approximately $358,814,163 as of August 5, 2021.

A condition to the obligations of BigBear and Ultimate under the Merger Agreement is that the Available Closing Acquiror Cash (as defined in the Merger Agreement) is equal to at least $350,000,000, which amount shall be net of any unpaid liabilities of GigCapital4 as of the Closing (other than any Acquiror Transaction Expenses, as defined in the Merger Agreement). In addition, in no event will we redeem shares of GigCapital4 Common Stock in an amount that would result in the Company’s failure to have net tangible assets equaling or exceeding $5,000,001 (so that we are not subject to the SEC’s “penny stock” rules). Unless otherwise specified, the information in the accompanying proxy statement assumes that none of our public stockholders exercise their redemption rights with respect to their shares of GigCapital4 Common Stock.

Our initial stockholders prior to the IPO, including GigAcquisitions4, LLC (the “Sponsor”), our underwriters in our IPO, Oppenheimer & Co. Inc. (“Oppenheimer”) and Nomura Securities International, Inc. (“Nomura” and, together with the Sponsor and Oppenheimer, the “Initial Stockholders”) and the Insiders have agreed to vote their shares of Common Stock in favor of the Business Combination. Currently, our Initial Stockholders own 10,051,600 shares of our Common Stock, including those that are a constituent security to a Private Placement Unit (as defined below) and the Insiders own 18,000 shares of our Common Stock, or collectively, 21.9% of our issued and outstanding shares of Common Stock. The Founder Shares are subject to transfer restrictions. The Founder Shares will be excluded from the pro rata calculation used to determine the per-share redemption price.

In addition, the Company, Ultimate, the Sponsor, the Insiders, Oppenheimer and Nomura entered into that certain Investor Rights Agreement, dated as of June 4, 2021 (the “Investor Rights Agreement”), pursuant to which the parties have set forth, among other things, their agreements with respect to certain governance matters, registration rights and lock-up periods from and after the closing of the Business Combination. Under the Investor Rights Agreement, the original lock-up period to which the Sponsor and the Insiders are subject was amended to provide for termination of the lock-up period six months after the consummation of the Business Combination (other than with respect to the Private Placement Units (as defined below) for which the termination of the lock-up period is 30 days after the consummation of the Business Combination).

A majority of the voting power of all outstanding shares of capital stock of the Company entitled to vote must be present via the virtual meeting platform or by proxy to constitute a quorum for the transaction of business at the Special Meeting. Approval of each of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal,

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the Equity Plans Proposal, the Election of Directors Proposal and the Adjournment Proposal requires the affirmative vote of a majority of the votes cast at the Special Meeting. Approval of the Charter Amendment Proposals requires the affirmative vote of a majority of the outstanding shares of GigCapital4 Common Stock. The Board unanimously recommends that you vote “FOR” each of these proposals.

By Order of the Board of Directors

Dr. Raluca Dinu

President & CEO

Palo Alto, California

[    ], 2021

4

SUMMARY TERM SHEET	1

FREQUENTLY USED TERMS	5

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS FOR STOCKHOLDERS	9

SUMMARY OF THE PROXY STATEMENT	27

SUMMARY HISTORICAL FINANCIAL INFORMATION OF THE COMPANY	39

SUMMARY HISTORICAL FINANCIAL INFORMATION OF BIGBEAR.AI HOLDINGS, LLC	40

SUMMARY UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION	42

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS	44

RISK FACTORS	45

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION	114

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS	120

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS	122

SPECIAL MEETING OF COMPANY STOCKHOLDERS	128

PROPOSAL NO. 1—APPROVAL OF THE BUSINESS COMBINATION	137

PROPOSAL NO. 2—THE NASDAQ STOCK ISSUANCE PROPOSAL	185

PROPOSAL NO. 3—CLASSIFICATION OF THE BOARD OF DIRECTORS PROPOSAL	187

PROPOSAL NO. 4—APPROVAL OF ADDITIONAL AMENDMENTS TO CURRENT CERTIFICATE OF INCORPORATION IN CONNECTION WITH THE BUSINESS COMBINATION PROPOSAL	189

PROPOSAL NO. 5—APPROVAL OF THE BIGBEAR.AI HOLDINGS, INC. 2021 LONG-TERM INCENTIVE PLAN AND BIGBEAR.AI HOLDINGS, INC. 2021 EMPLOYEE STOCK PURCHASE PLAN, INCLUDING THE AUTHORIZATION OF THE INITIAL SHARE RESERVES	218

PROPOSAL NO. 6—THE ELECTION OF DIRECTORS PROPOSAL	227

PROPOSAL NO. 7—THE ADJOURNMENT PROPOSAL	228

INFORMATION ABOUT THE COMPANY PRIOR TO THE BUSINESS COMBINATION	229

THE COMPANY’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS	247

EXECUTIVE COMPENSATION	252

INFORMATION ABOUT NEW BIGBEAR	258

BIGBEAR’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS	269

MANAGEMENT AFTER THE BUSINESS COMBINATION	295

DESCRIPTION OF SECURITIES	307

BENEFICIAL OWNERSHIP OF SECURITIES	317

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	318

i

DELIVERY OF DOCUMENTS TO STOCKHOLDERS	322

SUBMISSION OF STOCKHOLDER PROPOSALS	322

WHERE YOU CAN FIND MORE INFORMATION	323

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SUMMARY TERM SHEET

This summary term sheet, together with the sections entitled “Questions and Answers About the Proposals for Stockholders” and “Summary of the Proxy Statement,” summarizes certain information contained in this proxy statement, but does not contain all of the information that is important to you. You should read carefully this entire proxy statement, including the attached Annexes, for a more complete understanding of the matters to be considered at the Special Meeting. In addition, for definitions used commonly throughout this proxy statement, including this summary term sheet, please see the section entitled “Frequently Used Terms.”

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The Company is a Private-to-Public Equity (PPE)™ company, also known as a blank check company or special purpose acquisition company, formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

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In connection with the Company’s IPO, we issued isn’t this 35,880,000 units at a price of $10.00 per unit resulting in total gross proceeds of $358,800,000. Each unit consisted of one share of Common Stock and one third of one redeemable warrant.

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There are currently 45,949,600 shares of Common Stock, par value $0.0001 per share, issued and outstanding, including 35,880,000 shares of Common Stock originally sold as units as part of the IPO, 10,051,600 Founder Shares of Common Stock that were either initially issued or purchased as part of Private Placement Units (as defined below) prior to our IPO by our Initial Stockholders (of which 850,000 shares are Private Placement Shares (as defined below). There are currently no shares of preferred stock issued and outstanding.

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In addition, we have 11,959,980 public warrants to purchase Common Stock (originally sold as part of the public units issued in our IPO) outstanding along with 366,533 Private Placement Warrants issued to our Initial Stockholders as part of the Private Placement Units. Each warrant entitles its holder to purchase one share of our Common Stock at an exercise price of $11.50 per whole share, to be exercised only for a whole number of shares of our Common Stock. The warrants will become exercisable upon the later of 30 days after the completion of our initial business combination or 12 months from the closing of the IPO (February 11, 2022), and they expire five years after the completion of the Business Combination, at 5:00 p.m., New York City time, or earlier upon redemption or liquidation. Once the warrants become exercisable, the Company may redeem the outstanding public warrants at a price of $0.01 per warrant, if the last reported sales price of the Company’s Common Stock equals or exceeds $18.00 per share for any 20 trading days within a 30 trading day period ending on the third trading day prior to the date on which we give notice of such redemption and provided certain other conditions are met.

•	For more information regarding our Common Stock and warrants, please see the section entitled “Description of Securities”.

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BigBear is a leader in data-driven decision dominance and advanced analytics that provides its customers with a competitive advantage in a world driven by data that is growing exponentially in terms of volume, variety, and velocity. For more information about BigBear, please see the sections entitled “Information about New BigBear,” “BigBear’s Business,” “BigBear’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and “Management after the Business Combination”.

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Subject to the terms of the Merger Agreement, all units of limited liability company interest of BigBear issued and outstanding immediately prior to the consummation of the First Merger will be canceled and converted into the right to receive, in the aggregate (i) 123,710,000 shares of Common Stock and (ii) $75,000,000 in cash.

•	The Convertible Note Investors have agreed to purchase Convertible Notes pursuant to the Convertible Note Subscription Agreements with the Convertible Notes Investors, pursuant to which, among other things, the Company agreed to issue and sell to the Convertible Note Investors, in private placements to close immediately prior to the Closing, the Convertible Notes for an aggregate purchase price of $200,000,000. The Convertible Notes, which shall bear interest at a rate of 6.00% per annum, payable semi-annually, are convertible into 17,391,304 shares of Common Stock at an initial conversion price of $11.50 (subject to adjustment).

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It is anticipated that, upon completion of the Business Combination: (i) the Company’s public stockholders (other than the Convertible Note Investors) will retain an ownership interest of approximately 21% in the post-combination company; (ii) our Initial Stockholders (including our Sponsor) will own approximately 6% of the post-combination company; and (iii) the former BigBear equity holders will own approximately 73% of the post-combination company.

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The ownership percentage with respect to the post-combination company following the Business Combination does not take into account (i) warrants to purchase Common Stock that will remain outstanding immediately following the Business Combination, (ii) conversion of the Convertible Notes into shares of Common Stock, or (iii) the issuance of any shares upon completion of the Business Combination under the 2021 Plan or the 2021 ESPP, copies of which are attached to this proxy statement as Annex H and Annex I, respectively. If the actual facts are different than these assumptions, the percentage ownership retained by the Company’s existing stockholders in the post-combination company will be different. For more information, please see the sections entitled “Summary of the Proxy Statement—Impact of the Business Combination on the Company’s Public Float,” “Unaudited Pro Forma Condensed Combined Financial Information”, and “Proposal No. 5—The Equity Plans Proposal”.

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Our management and Board considered various factors in determining whether to approve the Merger Agreement and the Business Combination. For more information about our decision-making process, see the section entitled “Summary of the Proxy Statement—Reasons for the Approval of the Business Combination”.

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Pursuant to our amended and restated certificate of incorporation in connection with the Business Combination, holders of public shares may elect to have their public shares redeemed for cash at the applicable redemption price per share calculated in accordance with our certificate of incorporation. As of August 5, 2021, this would have amounted to approximately 10.00 per share. If a holder exercises its redemption rights, then such holder will be exchanging its shares of our Common Stock for cash and will no longer own shares of the post-combination company and will not participate in the future growth of the post-combination company, if any. Such a holder will be entitled to receive cash for its public shares only if it properly demands redemption and delivers its shares (either physically or electronically) to our Transfer Agent at least two business days prior to the Special Meeting. Please see the section entitled “Special Meeting of Company Stockholders—Redemption Rights”.

In addition to voting on the proposals to adopt the Merger Agreement and to approve the transactions contemplated thereunder, including the Business Combination, at the Special Meeting, the stockholders of the Company will be asked to vote on:

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Proposal No. 2—The Nasdaq Stock Issuance Proposal—To approve, for purposes of complying with applicable listing rules of Nasdaq, the issuance of more than 20% of the Company’s outstanding GigCapital4 Common Stock in connection with the Business Combination, and the transactions contemplated by the Convertible Note Subscription Agreements, including up to 123,710,000 shares of GigCapital4 Common Stock to Ultimate as the sole member of BigBear and 17,391,304 shares of our GigCapital4 Common Stock upon conversion of the Convertible Notes;

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Proposal No. 3—Classification of the Board of Directors Proposal—To adopt the classification of our Board into three classes of directors with staggered terms of office and to make certain related changes;

•	Proposal No. 4—Approval of Additional Amendments to Current Certificate of Incorporation in Connection with the Business Combination Proposal—To approve certain additional changes,

including but not limited to, changing the post-combination company’s corporate name from “GigCapital4, Inc.” to “BigBear.ai Holdings, Inc.” and eliminating certain provisions specific to our status as a blank check company, which our Board believes are necessary to adequately address the needs of the post-combination company;

•	Proposal No. 5—The Equity Plans Proposal—To approve the 2021 Plan and the 2021 ESPP, including the authorization of the initial share reserve under the 2021 Plan and the 2021 ESPP;

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Proposal No. 6—Election of Directors Proposal—To consider and vote upon a proposal to elect, effective at Closing, 11 directors to serve staggered terms on our Board until the 2022, 2023 and 2024 annual meetings of stockholders, respectively, and until their respective successors are duly elected and qualified; and

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Proposal No. 7—Adjournment Proposal—To approve, if necessary, the adjournment of the Special Meeting to a later date or dates to permit further solicitation and votes of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Amendment Proposals, the Equity Plans Proposal or the Election of Directors Proposal. This proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Amendment Proposals, the Equity Plans Proposal or the Election of Directors Proposal.

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Please see the sections entitled “Proposal No. 1—Approval of the Business Combination,” “Proposal No. 2—The Nasdaq Stock Issuance Proposal,” “Proposal No. 3—Classification of the Board of Directors Proposal,” “Proposal No. 4—Approval of Certain Governance Provisions in the Second Amended and Restated Certificate of Incorporation in Connection with the Business Combination,” “Proposal No. 5—The Equity Plans Proposal,” “Proposal No. 6—the Election of Directors Proposal,” and “Proposal No. 7—The Adjournment Proposal.” Proposals in this proxy statement (other than the Adjournment Proposal) are conditioned on the approval of the Business Combination Proposal.

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The Merger Agreement may be terminated at any time prior to the consummation of the Business Combination upon agreement of the parties thereto, or by the Company or BigBear, as applicable, in specified circumstances. For more information about the termination rights under the Merger Agreement, please see the section entitled “Proposal No. 1—Approval of the Business Combination—The Merger Agreement—Termination”.

•	The proposed Business Combination involves numerous risks. For more information about these risks, please see the section entitled “Risk Factors.”

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In considering the recommendation of our Board to vote in favor of the Business Combination, stockholders should be aware that aside from their interests as stockholders, our Sponsor and certain members of our Board and officers have interests in the Business Combination that are different from, or in addition to, those of other stockholders generally. Our Board was aware of and considered these interests, among other matters, in evaluating and negotiating the Business Combination, and in recommending to stockholders that they approve the Business Combination. Stockholders should take these interests into account in deciding whether to approve the Business Combination. These interests include, among other things:

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the fact that our Initial Stockholders and the Insiders have agreed not to redeem any of the Private Placement Shares Founder Shares or the Insider Shares in connection with a stockholder vote to approve the Business Combination;

•	the fact that our Initial Stockholders and the Insiders will retain 10,069,600 Founder Shares and Insider Shares upon the Closing;

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the fact that our Initial Stockholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares if we fail to complete an initial business combination by the applicable deadline;

•	if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, our Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party (other than our independent public accountants) for services rendered or products sold to us, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account;

•	the continued indemnification of our existing directors and officers and the continuation of our directors’ and officers’ liability insurance after the Business Combination;

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the fact that Dr. Avi Katz, Dr. Raluca Dinu and Dorothy D. Hayes will continue as board members of the post-combination company and each shall be entitled to receive compensation for serving on the board of directors of the post-combination company;

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the fact that we engaged the underwriters of our IPO as advisors to assist us in holding meetings with our stockholders to discuss potential business combination, introduce us to potential investors that are interested in purchasing our securities in connection with a potential business combination, assist us in obtaining stockholder approval for the business combination and assist us with our press releases and public filings in connection with a business combination. Pursuant to that agreement, we will pay the underwriters a cash fee for such services upon the consummation of the Business Combination in an amount equal to, in the aggregate, 3.5% of the gross proceeds of the IPO, including any proceeds from the exercise of the over-allotment option;

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the fact that the Sponsor and the Insiders entered into the Investor Rights Agreement pursuant to which the original lock-up period to which the Sponsor and the Insiders are subject was amended to provide for termination of the lock-up period six months after the consummation of the Business Combination (other than with respect to the Private Placement Units for which the termination of the lock-up period is 30 days after the consummation of the Business Combination); and

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the fact that our Sponsor, officers and directors will lose their entire investment in us if an initial business combination is not consummated by the applicable deadline. Prior to our IPO, our Sponsor purchased an aggregate of 7,460,000 Founder Shares (which following a 1.2:1 split in February 2021, resulted in 8,952,000 Founder Shares) for an aggregate purchase price of $25,000, or approximately $0.0033512 per share (as compared to the $10.00 per share price being used to determine the number of shares of Common Stock being issued to Ultimate (as the sole member of BigBear) in the Business Combination. Additionally, the Initial Stockholders purchased from the Company an aggregate of 1,099,600 Private Placement Units at a price of $10.00 per unit simultaneously with the consummation of our IPO for an aggregate purchase price of $10,996,000, with the Sponsor purchasing 850,000 Private Placement Units for $8,500,000, and Oppenheimer and Nomura purchasing 249,600 Private Placement Units. Certain of our directors and executive officers, including Dr. Avi Katz, Dr. Raluca Dinu and Dorothy D. Hayes, also have a direct or indirect economic interest in our securities. Drs. Katz and Dinu have an indirect interest in the 9,802,000 Founder Shares (which include the Founder Shares included in the 850,000 Private Placement Units) owned by the Sponsor, and Ms. Hayes owns 12,000 Insider Shares. The 8,952,000 Founder Shares acquired at our formation by the Sponsor would have had an aggregate market value of $[            ] based upon the closing price of $[            ] per public share on Nasdaq on [                    ], 2021, the most recent practicable date prior to the date of this proxy statement. The 850,000 Private Placement Units held by the Sponsor would have had an aggregate market value of $[            ] based upon the closing price of $[            ] per public unit on Nasdaq on [                    ], 2021, the most recent practicable date prior to the date of this proxy statement. The 18,000 shares owned by the Insiders would have had an aggregate market value of $[            ] based upon the closing price of $[            ] per public share on Nasdaq on [                    ], 2021, the most recent practicable date prior to the date of this proxy statement. Additionally, the Sponsor, officers and directors do not currently have any unreimbursed out-of-pocket expenses in connection with the Business Combination.

FREQUENTLY USED TERMS

Unless otherwise stated or unless the context otherwise requires, the terms “we,” “us,” “our,” the “Company” and “GigCapital4” refer to GigCapital4, Inc., a Delaware corporation, and the term “post-combination company” refers to the Company following the consummation of the Business Combination.

In this proxy statement:

“Aggregate Merger Consideration” means the Cash Merger Consideration and the Equity Merger Consideration, in the aggregate.

“applicable deadline” means February 11, 2023 (or such later date if we amend our current amended and restated certificate of incorporation again to further extend the time that we have to consummate a business combination).

“BigBear” means BigBear.ai Holdings, LLC, a Delaware limited liability company formerly known as Lake Intermediate, LLC.

“Board” or “Board of Directors” means the board of directors of the Company.

“Business Combination” means the transactions contemplated by the Merger Agreement, including (i) the merger of Merger Sub with and into BigBear, with BigBear continuing as the surviving company and as a wholly-owned subsidiary of the Company, (ii) the merger of BigBear (as the surviving company of the First Merger) with and into the Company, with the Company continuing as the surviving company and (iii) the payment of the Cash Merger Consideration and the Equity Merger Consideration to Ultimate as the sole member of BigBear, as merger consideration.

“Bylaws” means our Bylaws, dated as of December 11, 2020.

“Cash Merger Consideration” means $75,000,000 to be paid to Ultimate at the Closing pursuant to the terms of the Merger Agreement.

“Closing” means the closing of the transactions contemplated by the Merger Agreement.

“Closing Date” means the date on which the Closing occurs.

“Convertible Note Investment” means the private placement pursuant to which the Convertible Note Investors have subscribed for the Convertible Notes for an aggregate purchase price of $200,000,000.

“Convertible Note Investors” means certain institutional investors that will invest in the Convertible Note Investment.

“Convertible Notes” means the 6.00% Convertible Senior Notes due 2026 and that are convertible into Convertible Note Shares at an initial conversion price of $11.50 per share (subject to adjustment).

“Convertible Note Shares” means the 17,391,304 shares of Common Stock to be issued upon conversion of the Convertible Notes, in accordance with the terms and subject to the conditions of the Convertible Note Subscription Agreements and the Indenture.

“Convertible Note Subscription Agreements” means, collectively, those certain subscription agreements entered into on June 4, 2021, between the Company and certain investors, pursuant to which such Convertible Note Investors have agreed to purchase an aggregate of $200,000,000 in the Convertible Note Investment, and substantially in the form attached hereto as Annex G.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Stock” means the shares of Common Stock of the Company, par value $0.0001 per share.

“Company” means GigCapital4, Inc., a Delaware corporation.

“DGCL” means the General Corporation Law of the State of Delaware.

“DLA” means DLA Piper LLP (US), counsel to the Company.

“EBITDA” means earnings before interest, tax, depreciation and amortization.

“Equity Merger Consideration” means a number of shares of GigCapital4 Common Stock equal to the result of dividing (i) the difference of (A) $1,312,100,000, minus (B) $75,000,000, by (ii) 10.00 (rounded up to the nearest whole number of shares) to be issued to Ultimate at the Closing pursuant to the terms of the Merger Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“First Effective Time” means the effective time of the First Merger.

“Founder” means the Sponsor.

“Founder Shares” means the 10,051,600 shares of our Common Stock held by the Initial Stockholders.

“GAAP” means U.S. generally accepted accounting principles.

“GigCapital4 Common Stock” or “our Common Stock” means common stock, par value $0.0001 per share, of GigCapital4.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

“Indenture” means the indenture to be entered into in connection with the Closing between New BigBear and the Indenture Trustee in its capacity as trustee thereunder, in substantially the form attached as an exhibit to the Convertible Note Subscription Agreements.

“Indenture Trustee” means Wilmington Trust, National Association, a national banking association.

“Initial Stockholders” means the Sponsor, Nomura and Oppenheimer.

“Insiders” means Dorothy D. Hayes and Brad Weightman.

“Insider Shares” means the 18,000 shares of our Common Stock held by the Insiders.

“Investment Company Act” means the Investment Company Act of 1940, as amended.

“Investor Rights Agreement” means the Investor Rights Agreement, dated as of June 4, 2021, by and among GigCapital4, Ultimate, the Sponsor, the Insiders, Oppenheimer and Nomura, pursuant to which the parties have set forth, among other things, their agreements with respect to certain governance matters, registration rights and lock-up periods from and after the closing of the Business Combination.

“IPO” means the Company’s initial public offering, consummated on February 8, 2021, through the sale of 35,880,000 public units at $10.00 per public unit.

“K&E” means Kirkland & Ellis LLP, counsel to BigBear.

“Merger Agreement” means that certain Agreement and Plan of Merger, dated as of June 4, 2021 (as amended on August 6, 2021, and as it may be further amended from time to time), by and among the Company, Merger Sub, BigBear and Ultimate.

“Merger Sub” means GigCapital4 Merger Sub Corporation, a Delaware corporation.

“Morrow Sodali” means Morrow Sodali LLC, proxy solicitor to the Company.

“Offering Shares” mean shares of Common Stock included as part of the public units sold in the IPO.

“New BigBear” means GigCapital4 immediately following the consummation of the Business Combination and approval of the proposed Second Amended and Restated Certificate of Incorporation.

“New BigBear Board” means New BigBear’s board of directors following the consummation of the Business Combination and the election of directors pursuant to Proposal No. 6—The Election of Directors Proposal.

“New BigBear Common Stock” means, following the consummation of the Business Combination and approval of the proposed Second Amended and Restated Certificate of Incorporation, New BigBear Common Stock, par value $0.0001 per share, as authorized under the proposed Second Amended and Restated Certificate of Incorporation.

“Nasdaq” means The Nasdaq Stock Market LLC.

“Nomura” means Nomura Securities International, Inc.

“Oppenheimer” means Oppenheimer & Co. Inc., the representative of the underwriters in our IPO.

“Private Placement Shares” mean the shares of our Common Stock included in the Private Placement Units issued to the Initial Stockholders in a private placement that closed prior to the IPO.

“Private Placement Units” mean the units, consisting of one share of Company Common Stock and one third of one warrant to purchase one share of Company Common Stock, issued to the Initial Stockholders in a private placement that closed prior to the IPO.

“Private Placement Warrants” means the warrants included in the Private Placement Units issued to the Initial Stockholders in a private placement that closed prior to the IPO, each of which is exercisable for one share of Common Stock, in accordance with its terms.

“public shares” means shares of Common Stock included in the public units issued in our IPO.

“public stockholders” means holders of public shares, including our Initial Stockholders to the extent our Initial Stockholders hold public shares, provided, that our Initial Stockholders will be considered “public stockholders” only with respect to any public shares held by them.

“public units” means one unit, consisting of one public share of Company Common Stock and one third of one warrant to purchase one share of Company Common Stock, issued in our IPO.

“public warrants” means the warrants included in the public units issued in the IPO, each of which is exercisable for one share of Common Stock, in accordance with its terms.

“SEC” means the United States Securities and Exchange Commission.

“Second Effective Time” means the effective time of the Second Merger.

“Second Amended and Restated Certificate of Incorporation” means the proposed Second Amended and Restated Certificate of Incorporation of the Company, a form of which is attached hereto as Annex C, which will become the post-combination company’s certificate of incorporation upon the approval of the Charter Amendment Proposals, assuming the consummation of the Business Combination.

“Securities Act” means the Securities Act of 1933, as amended.

“Special Meeting” means the special meeting of the stockholders of the Company that is the subject of this proxy statement.

“Sponsor” means GigAcquisitions4, LLC, a Delaware limited liability company.

“Transfer Agent” means Continental Stock Transfer & Trust Company.

“Trust Account” means the trust account of the Company that holds the proceeds from the Company’s IPO and a portion of the proceeds from the sale of the Private Placement Units.

“Trustee” means Wilmington Trust, National Association.

“Ultimate” means BBAI Ultimate Holdings, LLC, a Delaware limited liability company formerly known as PCISM Ultimate Holdings, LLC and the sole equity holder of BigBear.

“units” means the public units and the Private Placement Units.

“warrants” means the Private Placement Warrants and the public warrants.

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS FOR STOCKHOLDERS

The questions and answers below highlight only selected information from this document and only briefly address some commonly asked questions about the proposals to be presented at the Special Meeting, including with respect to the proposed Business Combination. The following questions and answers do not include all the information that is important to our stockholders. We urge stockholders to read carefully this entire proxy statement, including the Annexes and the other documents referred to herein, to fully understand the proposed Business Combination and the voting procedures for the Special Meeting, which will be held on [    ], 2021 at [10:00 a.m., Pacific Time (PDT)], via webcast at [    ].

Q: Why am I receiving this proxy statement?

A: You are being asked to consider and vote upon a proposal to adopt the Merger Agreement and to approve the Business Combination and transactions contemplated thereby, among other proposals. We have entered into the Merger Agreement, pursuant to which (i) the Company’s wholly owned subsidiary, Merger Sub, will merge with and into BigBear, with BigBear surviving the First Merger, and (ii) immediately after the First Merger, BigBear (as the surviving company of the First Merger) will merge with and into the Company with the Company surviving the Second Merger. Subject to the terms of the Merger Agreement, at the effective time of the Business Combination, all units of limited liability company interest of BigBear issued and outstanding immediately prior to the First Effective Time will convert into a number of shares of Company Common Stock set forth in the Merger Agreement. A copy of the Merger Agreement is attached to this proxy statement as Annex A.

In addition to the Business Combination, there are related matters that we are asking you to approve. This proxy statement and its Annexes contain important information about the proposed Business Combination and the other matters to be acted upon at the Special Meeting. You should read this proxy statement and its Annexes carefully and in their entirety.

Your vote is important. You are encouraged to submit your proxy as soon as possible after carefully reviewing this proxy statement and its Annexes.

Q: When and where is the Special Meeting?

A: The Special Meeting will be held on [    ], 2021 at [10:00 a.m., PDT], via webcast at [    ]. In light of ongoing developments related to the coronavirus (COVID-19), after careful consideration, the Company has determined that the Special Meeting will be a virtual meeting conducted exclusively via live webcast in order to facilitate stockholder attendance and participation while safeguarding the health and safety of our stockholders, directors and management team. You or your proxyholder will be able to attend the virtual Special Meeting online, vote, view the list of stockholders entitled to vote at the special meeting and submit questions during the Special Meeting by visiting [    ] and using a control number assigned by Broadridge Financial Solutions. To register and receive access to the virtual meeting, registered stockholders and beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in this proxy statement. Because the special meeting is completely virtual and being conducted via live webcast, stockholders will not be able to attend the meeting in person.

Q: How can I attend and vote at the Special Meeting?

A: If you are a stockholder of record, you may vote by Internet before or during the Special Meeting, and you may choose to vote before the meeting by telephone or by proxy. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted.

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To vote using the proxy card, simply complete, sign, date and return the proxy card pursuant to the instructions on the card. If you return your signed proxy card before the Special Meeting, we will vote your shares as directed.

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To vote over the telephone, dial toll-free [1-800-690-6903] using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice. Your telephone vote must be received by 11:59 p.m. Eastern Time (EDT) on [    ], 2021 to be counted.

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To vote through the Internet before the meeting, go to [www.cstproxyvote.com] and follow the on-screen instructions. Your Internet vote must be received by 11:59 p.m., Eastern Time (EDT) on [    ], 2021 to be counted.

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To vote through the Internet during the meeting, please visit [    ] and have available the 16-digit control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

Q: What are the specific proposals on which I am being asked to vote at the Special Meeting?

A: You are being asked to approve the following proposals:

1.

Proposal No. 1—The Business Combination Proposal—To approve and adopt the Merger Agreement, a copy of which is attached to this proxy statement as Annex A, and to approve the transactions contemplated thereby, including (i) the merger of Merger Sub with and into BigBear, with BigBear surviving the First Merger, and the issuance of Common Stock to Ultimate as merger consideration, and (ii) immediately after the First Merger, the merger of BigBear (as the surviving company of the First Merger) with and into the Company with the Company surviving the Second Merger;

2.

Proposal No. 2—The Nasdaq Stock Issuance Proposal—To approve, for purposes of complying with applicable listing rules of Nasdaq, the issuance of more than 20% of the Company’s outstanding GigCapital4 Common Stock in connection with the Business Combination, and the transactions contemplated by the Convertible Note Subscription Agreements, including up to 123,710,000 shares of GigCapital4 Common Stock to Ultimate as the sole member of BigBear, and 17,391,304 shares of our GigCapital4 Common Stock upon conversion of the Convertible Notes;

3.

Proposal No. 3—Classification of the Board of Directors Proposal—To adopt the classification of our board of directors into three classes of directors with staggered terms of office and to make certain related changes;

4.

Proposal No. 4—Approval of Additional Amendments to Current Certificate of Incorporation in Connection with the Business Combination Proposal—To approve certain additional changes, including but not limited to, changing the post-combination company’s corporate name from “GigCapital4, Inc.” to “BigBear.ai Holdings, Inc.” and eliminating certain provisions specific to our status as a blank check company, which our Board believes are necessary to adequately address the needs of the post-combination company;

5.	Proposal No. 5—The Equity Plans Proposal—To approve the 2021 Plan and the 2021 ESPP, including the authorization of the initial share reserve under the 2021 Plan and the 2021 ESPP;

6.	Proposal No. 6—Election of Directors Proposal—To elect the directors comprising the board of directors of New BigBear; and

7.

Proposal No. 7—Adjournment Proposal—To approve, if necessary, the adjournment of the Special Meeting to a later date or dates to permit further solicitation and votes of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Amendment Proposals, the Equity Plans Proposal or the Election of Directors Proposal. This proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Amendment Proposals, the Equity Plans Proposal or the Election of Directors Proposal.

Q: Are the proposals conditioned on one another?

A: Yes. The proposals in this proxy statement (other than the Adjournment Proposal) are conditioned on the approval of the Business Combination Proposal. Therefore, approval of the Nasdaq Stock Issuance Proposal, the Charter Amendment Proposals, the Equity Plans Proposal and the Election of Directors Proposal are conditioned upon stockholders’ approval of the Business Combination Proposal.

It is important for you to note that in the event that the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Amendment Proposals, the Equity Plans Proposal or the Election of Directors Proposal do not receive the requisite vote for approval, we will not consummate the Business Combination. If we do not consummate the Business Combination and fail to complete an initial business combination by the applicable deadline, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public stockholders.

Our current deadline under our current amended and restated certificate of incorporation to consummate the Business Combination is February 11, 2023. The Merger Agreement may be terminated and the Business Combination may be abandoned by GigCapital4 or BigBear.

Q: Why are we providing stockholders with the opportunity to vote on the Business Combination?

A: Under our current amended and restated certificate of incorporation, we must provide all holders of public shares with the opportunity to have their public shares redeemed upon the consummation of our initial business combination either in conjunction with a tender offer or in conjunction with a stockholder vote. For business and other reasons, we have elected to provide our stockholders with the opportunity to have their public shares redeemed in connection with a stockholder vote, rather than a tender offer. Therefore, we are seeking to obtain the approval of our stockholders of the Business Combination Proposal in order to allow our public stockholders to effectuate redemptions of their public shares in connection with the Closing. The adoption of the Merger Agreement is required under Delaware law and the approval of the Business Combination is required under our current amended and restated certificate of incorporation. In addition, such approval is also a condition to the Closing under the Merger Agreement.

Q: What revenues and profits/losses has BigBear generated in the last year?

A: During the Successor Pro Forma 2020 (as defined below) period, BigBear had pro forma combined revenue of approximately $138,992,000 and operating income of approximately $7,599,000. For additional information, please see the sections entitled “Summary Unaudited Pro Forma Condensed Combined Financial Information” and “Unaudited Pro Forma Condensed Combined Financial Information.”

Q: How will BigBear be acquired in the Business Combination?

A: Pursuant to the Merger Agreement, (i) Merger Sub will merge with and into BigBear, with BigBear surviving the First Merger, and (ii) immediately after the First Merger, BigBear (as the surviving company of the First Merger) will merge with and into the Company, with the Company surviving the Second Merger.

Q: Following the Business Combination, will our securities continue to trade on a stock exchange?

A: Yes. We intend to apply to continue the listing of our Common Stock and warrants on Nasdaq under the symbols “BBAI” and “BBAIW”, respectively, upon the Closing. Our units will automatically separate into the component securities upon consummation of the Business Combination and, as a result, will no longer trade as a separate security.

Q: How has the announcement of the Business Combination affected the trading price of our Common Stock?

A: On June 3, 2021, the trading date immediately prior to the public announcement of the Business Combination, our Common Stock, public warrants and public units closed at $9.71, $0.91 and $10.00, respectively. On [    ], 2021, the trading date immediately prior to the date of this proxy statement, our Common Stock, public warrants and public units closed at $[    ], $[    ] and $[    ], respectively.

Q: How will the Business Combination impact the shares of the Company outstanding after the Business Combination?

A: After the Business Combination and the consummation of the transactions contemplated thereby, the amount of Common Stock outstanding will increase by approximately 269.23%, or 123,710,000 shares, to an aggregate amount of 169,659,600 shares of Common Stock (assuming that no shares of Common Stock are redeemed). Additional shares of Common Stock may be issuable in the future as a result of the issuance of additional shares that are not currently outstanding, including the issuance of shares of Common Stock upon exercise or settlement of the public warrants and Private Placement Warrants. The issuance and sale of such shares in the public market could adversely impact the market price of our Common Stock, even if our business is doing well.

Q: Is the Business Combination the first step in a “going private” transaction?

A: No. We do not intend for the Business Combination to be the first step in a “going private” transaction. One of the primary purposes of the Business Combination is to provide a platform for BigBear to access the U.S. public markets.

Q: Did the Company’s board of directors obtain a third-party valuation or fairness opinion in determining whether or not to proceed with the Business Combination?

A: No. The Company’s board of directors did not obtain a third-party valuation or fairness opinion in connection with its determination to approve the Business Combination. Accordingly, investors will be relying solely on the judgment of the Company’s board of directors in valuing BigBear and assuming the risk that the Company’s board may not have properly valued the businesses. However, the Company’s officers and directors have substantial experience in evaluating the operating and financial merits of companies from a wide range of industries and have substantial experience with mergers and acquisitions. Furthermore, in analyzing the Business Combination, the Company’s board of directors conducted significant due diligence on BigBear. Based on the foregoing, the Company’s board of directors concluded that its members’ collective experience and backgrounds, together with the experience and sector expertise of the Company’s advisors, enabled it to make the necessary analyses and determinations regarding the Business Combination, including that the Business Combination was fair from a financial perspective to its stockholders and that collectively BigBear’s fair market value was at least 80% of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on interest earned on the Trust Account) at the time of the agreement to enter into the Business Combination. There can be no assurance, however, that the Company’s board of directors was correct in its assessment of the Business Combination.

Q: Will the management and board of directors of BigBear change in the Business Combination?

A: We anticipate that all of the executive officers of BigBear will remain with the post-combination company. Upon completion of the Business Combination, our current directors will resign from our Board (other than Dr. Avi Katz, Dr. Raluca Dinu and Dorothy D. Hayes). The board of directors of the post-combination company will be comprised of Dr. Avi Katz, Dr. Raluca Dinu, Raanan I. Horowitz, Dorothy D. Hayes, Dr. Reginald Brothers, Sean Battle and [    ].

Q: What equity stake will current stockholders of the Company and the BigBear equity holders hold in the post-combination company after the Closing?

A: It is anticipated that, upon completion of the Business Combination, assuming no redemptions: (i) the Company’s public stockholders will retain an ownership interest of approximately 21% in the post-combination company (not including shares beneficially owned by our Sponsor); (ii) our Initial Stockholders (including our Sponsor) will own approximately 6% of the post-combination company; and (iii) the former BigBear equity holders will own approximately 73% of the post-combination company.

The ownership percentage with respect to the post-combination company following the Business Combination does not take into account (i) warrants to purchase Common Stock that will remain outstanding immediately following the Business Combination or (ii) conversion of the Convertible Notes into shares of Common Stock or (iii) the issuance of any shares upon completion of the Business Combination under the 2021 Plan or the 2021 ESPP, a copy of which is attached to this proxy statement as Annex H and Annex I, respectively. If the actual facts are different than these assumptions, the percentage ownership retained by the Company’s existing stockholders in the post-combination company will be different. For more information, please see the sections entitled “Summary of the Proxy Statement—Impact of the Business Combination on the Company’s Public Float,” “Unaudited Pro Forma Condensed Combined Financial Information” and “Proposal No. 5—The Equity Plans Proposal.”

Q: Will we obtain new financing in connection with the Business Combination?

A: Yes. The Convertible Note Investors have agreed to purchase an aggregate of $200,000,000 of gross proceeds, pursuant to the Convertible Note Subscription Agreements. The Convertible Note Subscription Agreements are contingent upon, among other things, stockholder approval of the Business Combination Proposal and the Closing. For additional information, please see the section entitled “Proposal No. 1—Approval of the Business Combination—Certain Agreements Related to the Business Combination—Merger Agreement”.

Q: What conditions must be satisfied to complete the Business Combination?

A: There are a number of closing conditions in the Merger Agreement, including the approval by the stockholders of the Company of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Amendment Proposals, the Equity Plans Proposal and the Election of Directors Proposal. For a summary of the conditions that must be satisfied or waived prior to completion of the Business Combination, please see the section entitled “Proposal No. 1—Approval of the Business Combination—Certain Agreements Related to the Business Combination—Merger Agreement”.

Q: Are there any arrangements to help ensure that the Company will have sufficient funds, together with the proceeds in its Trust Account, to fund the aggregate purchase price?

A: Unless waived by BigBear, the Merger Agreement provides that BigBear’s obligations to consummate the Business Combination is conditioned on the Available Closing Acquiror Cash (as defined in the Merger Agreement) equal to at least $350,000,000, which amount shall be net of any unpaid liabilities of the Company as of the Closing (other than any Acquiror Transaction Expenses, as defined in the Merger Agreement). The Convertible Note Investors have agreed to purchase an aggregate amount of gross proceeds of $200,000,000 pursuant to the Convertible Note Subscription Agreements entered into on June 4, 2021. The Convertible Note Investment is contingent upon, among other things, stockholder approval of the Business Combination Proposal and the Closing.

The Company will use the funds in the Trust Account to: (i) pay Company stockholders who properly exercise their redemption rights; and, provided that there are funds remaining after this payment, (ii) pay certain other fees, costs and expenses (including regulatory fees, legal fees, accounting fees, printer fees and other professional fees) that were incurred by the Company and other parties to the Merger Agreement in connection with the transactions contemplated by the Merger Agreement, including the Business Combination, and pursuant to the terms of the Merger Agreement.

Q: Why is the Company proposing the Nasdaq Stock Issuance Proposal?

A: We are proposing the Nasdaq Stock Issuance Proposal in order to comply with Nasdaq Rule 5635(d), which requires stockholder approval of certain transactions that result in the issuance of 20% or more of the outstanding voting power or shares of Common Stock outstanding before the issuance of stock or securities.

In connection with the Business Combination, we expect to issue up to 123,710,000 shares of Common Stock in the Business Combination. Because we may issue 20% or more of our outstanding Common Stock when considering the Common Stock Consideration, we are required to obtain stockholder approval of such issuance pursuant to Nasdaq Rule 5635(d). For more information, please see the section entitled “Proposal No. 2—The Nasdaq Stock Issuance Proposal.”

Q: Why is the Company proposing the Charter Amendment Proposals?

A: The Second Amended and Restated Certificate of Incorporation that we are asking our stockholders to adopt in connection with the Business Combination (the “Charter Amendment Proposals”) provides for certain amendments to our current amended and restated certificate of incorporation. Pursuant to Delaware law and the Merger Agreement, we are required to submit the Charter Amendment Proposals to the Company’s stockholders for adoption. For additional information please see the section entitled “Proposal No. 3—Classification of the Board of Directors Proposal”.

Q: Why is the Company proposing the Equity Plans Proposal?

A: The purpose of the Equity Plans Proposal is to further align the interests of the eligible participants with those of stockholders by providing long-term incentive compensation opportunities tied to the performance of the Company. Please see the section entitled “Proposal No. 5—The Equity Plans Proposal” for additional information.

Q: Why is the Company proposing the Election of Directors Proposal?

A: The purpose of the Election of Directors Proposal is to elect the directors comprising the board of directors of New BigBear after the Closing Date of the Business Combination. For more information about the election of the individuals nominated to serve as directors of New BigBear, please see the section entitled “Proposal No. 6—Election of Directors Proposal.”

Q: Why is the Company proposing the Adjournment Proposal?

A: We are proposing the Adjournment Proposal to allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Amendment Proposals, the Equity Plans Proposal or the Election of Directors Proposal, but no other proposal if the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Amendment Proposals, the Equity Plans Proposal and the Election of Directors Proposal are approved. Please see the section entitled “Proposal No. 7—The Adjournment Proposal” for additional information.

Q: What happens if you sell your shares of Common Stock before the Special Meeting?

A: The record date for the Special Meeting is earlier than the date of the Special Meeting. If you transfer your shares of Common Stock after the record date, but before the Special Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Special Meeting. However, you will not be able to seek redemption of your shares of Common Stock because you will no longer be able to deliver them two business days prior to the Special Meeting. If you transfer your shares of Common Stock prior to the record date, you will have no right to vote those shares at the Special Meeting or redeem those shares for a pro rata portion of the proceeds held in our Trust Account.

Q: What constitutes a quorum at the Special Meeting?

A: A majority of the voting power of all outstanding shares of the capital stock of the Company entitled to vote must be present in person or by proxy (which would include presence at the virtual Special Meeting) to constitute a quorum for the transaction of business at the Special Meeting. Abstentions will be counted as present for the purpose of determining a quorum. Our Initial Stockholders and the Insiders, who currently own approximately 21.9% of our issued and outstanding shares of Common Stock, will count towards this quorum. In the absence of a quorum, the chairman of the Special Meeting has power to adjourn the Special Meeting. As of the record date for the Special Meeting, 22,974,801 shares of our Common Stock would be required to achieve a quorum.

Q: What vote is required to approve the proposals presented at the Special Meeting?

A:

Proposal No. 1—The Business Combination Proposal: The approval of the Business Combination Proposal requires the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy and entitled to vote at the Special Meeting. Accordingly, a Company stockholder’s failure to vote, as well as an abstention from voting and a broker non-vote, will have no effect on the Business Combination Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the Business Combination Proposal. Our Initial Stockholders and the Insiders have agreed to vote their shares of Common Stock “FOR” the Business Combination Proposal.

Proposal No. 2—The Nasdaq Stock Issuance Proposal: The approval of the Nasdaq Stock Issuance Proposal requires the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy and entitled to vote at the Special Meeting. Accordingly, under Delaware law, a Company stockholder’s failure to vote, as well as an abstention and broker non-vote, will have no effect on the Nasdaq Stock Issuance Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

Proposal No. 3—Classification of the Board of Directors Proposal: The approval of the classification of our board of directors into three classes of directors with staggered terms of office and to make certain related changes requires the affirmative vote of the holders of a majority of the outstanding shares of our Common Stock entitled to vote thereon at the Special Meeting. Accordingly, a Company stockholder’s failure to vote, as well as an abstention from voting and a broker non-vote, will have the same effect as a vote “AGAINST” such Proposal No. 3.

Proposal No. 4—Approval of Additional Amendments to Current Amended and Restated Certificate of Incorporation in Connection with the Business Combination Proposal: The approval of certain additional changes, including but not limited to changing the post-combination company’s corporate name from “GigCapital4, Inc.” to “BigBear.ai Holdings, Inc.” and eliminating certain provisions specific to our status as a blank check company, which our Board believes are necessary to adequately address the needs of the post-combination company, requires the affirmative vote of the holders of a majority of the outstanding shares of our Common Stock entitled to vote thereon at the Special Meeting. Accordingly, a Company stockholder’s failure to vote, as well as an abstention from voting and a broker non-vote, will have the same effect as a vote “AGAINST” such Proposal No. 4.

Proposal No. 5—The Equity Plans Proposal: The approval of the Equity Plans Proposal requires the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy and entitled to vote at the Special Meeting. Accordingly, under Delaware law, a Company stockholder’s failure to vote by proxy, as well as an abstention and broker non-vote, will have no effect on the Equity Plans Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

Proposal No. 6—Election of Directors Proposal: The approval of the Election of Directors Proposal requires the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy and entitled to vote at the Special Meeting. Accordingly, under Delaware law, a Company stockholder’s failure to vote by proxy, as well as an abstention and broker non-vote, will have no effect on the Election of Directors Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

Proposal No. 7—The Adjournment Proposal: The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy and entitled to vote at the Special Meeting. Accordingly, a Company stockholder’s failure to vote, as well as an abstention from voting and a broker non-vote, will have no effect on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the Adjournment Proposal.

Q: What happens if the Business Combination Proposal is not approved?

A: If the Business Combination Proposal is not approved and we do not consummate a business combination by February 11, 2023, we will be required to dissolve and liquidate our Trust Account, unless we amend our current amended and restated certificate of incorporation again to further extend the time that we have to consummate a business combination.

Q: May the Company, our Sponsor or the Company’s directors or officers or their affiliates purchase shares in connection with the Business Combination?

A: In connection with the stockholder vote to approve the proposed Business Combination, our Sponsor, directors or officers or their respective affiliates may privately negotiate transactions to purchase shares from stockholders who would have otherwise elected to have their shares redeemed in conjunction with a proxy solicitation pursuant to the proxy rules for a per-share pro rata portion of the Trust Account. None of our directors or officers or their respective affiliates will make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act. Such a purchase may include a contractual acknowledgement that such selling stockholder, although still the record holder of our shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights, and could include a contractual provision that directs such selling stockholder to vote such shares in a manner directed by the purchaser. In the event that our Sponsor, directors or officers or their affiliates purchase shares in privately negotiated transactions from public stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per share pro rata portion of the Trust Account.

Q: How many votes do you have at the Special Meeting?

A: Each stockholder is entitled to one vote on each proposal presented at the Special Meeting for each share of Common Stock held of record by such stockholder as of [    ], 2021, the record date for the Special Meeting. As of the close of business on the record date, there were 45,949,600 outstanding shares of our Common Stock.

Q: How will our Initial Stockholders, directors and officers vote?

A: Prior to our IPO, we entered into agreements with our Initial Stockholders, pursuant to which each Initial Stockholder agreed to vote any shares of Common Stock owned by them in favor of the Business Combination Proposal. Currently, our Initial Stockholders and the Insiders (who have also agreed to vote any shares of Common Stock owned by them in favor of the Business Combination Proposal) collectively own 21.9% of our issued and outstanding shares of Common Stock, and will be able to vote all such shares at the Special Meeting.

Q: How do I vote?

A: If you were a stockholder of record on [    ], 2021, you may vote by granting a proxy. Specifically, you may vote:

•

By Mail—You may vote by mail by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Votes submitted by mail must be received by 5:00 p.m. Eastern Time (EDT) on [    ], 2021.

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You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), indicate your name and title or capacity.

•	We encourage you to sign and return the proxy card even if you plan to attend the Special Meeting so that your shares will be voted if you are unable to attend the Special Meeting.

•	If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted.

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Voting at the Special Meeting—We will be hosting the Special Meeting via live webcast. If you attend the Special Meeting, you may submit your vote at the Special Meeting online at [    ], in which case any votes that you previously submitted will be superseded by the vote that you cast at the Special Meeting.

If you hold your shares in street name, you must submit voting instructions to your broker, bank or other nominee. In most instances, you will be able to do this over the Internet, by telephone or by mail. Please refer to information from your bank, broker, or other nominee on how to submit voting instructions.

Q: What will happen if I abstain from voting or fail to vote at the Special Meeting?

A: At the Special Meeting, we will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. For purposes of approval, a failure to vote or an abstention will have no effect on the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Equity Plans Proposal, the Election of Directors Proposal or the Adjournment Proposal. However, an abstention or failure to vote will have the same effect as a vote “AGAINST” the Charter Amendment Proposals.

Q: What will happen if I sign and return my proxy card without indicating how I wish to vote?

A: Signed and dated proxies received by us without an indication of how the stockholder intends to vote on a proposal will be voted “FOR” each proposal presented to the stockholders. The proxyholders may use their discretion to vote on any other matters which properly come before the Special Meeting.

Q: If I am not going to attend the Special Meeting, should I return my proxy card instead?

A: Yes. Whether you plan to attend the Special Meeting or not, please read the enclosed proxy statement carefully. If you are a stockholder of record of our Common Stock as of the close of business on the record date, you can vote by proxy by mail by following the instructions provided in the enclosed proxy card. Please note that if you are a beneficial owner of our Common Stock, you may vote by submitting voting instructions to your broker, bank or nominee, or otherwise by following instructions provided by your broker, bank or nominee. Telephone and internet voting may be available to beneficial owners. Please refer to the vote instruction form provided by your broker, bank or nominee.

Q: What is the difference between a stockholder of record and a “street name” holder?

A: If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and access to proxy materials is being provided directly to you. If your shares are held in a stock brokerage account or by a bank or other nominee, then you are considered the beneficial owner of those shares, which are considered to be held in “street name.” Access to proxy materials is being provided to you by your broker, bank or other nominee who is considered the stockholder of record with respect to those shares.

Q: If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A: No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-routine matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe the proposals presented to the stockholders at this Special Meeting will be considered non-routine and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on any of the proposals presented at the Special Meeting. If you do not submit voting instructions, your broker, bank, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purposes of determining the existence of a quorum or for purposes of determining the number of votes cast at the Special Meeting. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide.

Q: How will a broker non-vote impact the results of each proposal?

A: Broker non-votes will count as a vote “AGAINST” the Charter Amendment Proposals but will not have any effect on the outcome of any other Proposals.

Q: May I change my vote after I have returned my signed proxy card or voting instruction form?

A: Yes. If you are a holder of record of our Common Stock as of the close of business on the record date, whether you vote by mail or in person, you can change or revoke your proxy before it is voted at the Special Meeting by:

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delivering a signed written notice of revocation to our Secretary at GigCapital4, Inc., 1731 Embarcadero Road, Suite 200, Palo Alto, California 94303, bearing a date later than the date of the proxy, stating that the proxy is revoked;

•	signing and delivering a new proxy, relating to the same shares and bearing a later date; or

•	attending the Special Meeting and voting, although attendance at the special meeting will not, by itself, revoke a proxy.

If you are a beneficial owner of our Common Stock as of the close of business on the record date, you must follow the instructions of your broker, bank or other nominee to revoke or change your voting instructions.

Q: What should I do if I receive more than one set of voting materials?

A: You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q: What interests do our Initial Stockholders and our current officers and directors have in the Business Combination?

A: Our Initial Stockholders and certain members of our Board and officers have interests in the Business Combination that are different from or in addition to (and which may conflict with) your interests. You should take these interests into account in deciding whether to approve the Business Combination. These interests include but are not limited to:

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the fact that our Initial Stockholders and the Insiders have agreed not to redeem any of the Private Placement Shares Founder Shares or the Insider Shares in connection with a stockholder vote to approve the Business Combination;

•	the fact that our Initial Stockholders and the Insiders will retain 10,069,600 Founder Shares and Insider Shares upon the Closing;

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the fact that our Initial Stockholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares if we fail to complete an initial business combination by the applicable deadline;

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if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, our Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party (other than our independent public accountants) for services rendered or products sold to us, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account;

•	the continued indemnification of our existing directors and officers and the continuation of our directors’ and officers’ liability insurance after the Business Combination;

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the fact that Dr. Avi Katz, Dr. Raluca Dinu and Dorothy D. Hayes will continue as board members of the post-combination company and each shall be entitled to receive compensation for serving on the board of directors of the post-combination company;

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the fact that we engaged the underwriters of our IPO as advisors to assist us in holding meetings with our stockholders to discuss potential business combination, introduce us to potential investors that are interested in purchasing our securities in connection with a potential business combination, assist us in obtaining stockholder approval for the business combination and assist us with our press releases and public filings in connection with a business combination. Pursuant to that agreement, we will pay the underwriters a cash fee for such services upon the consummation of the Business Combination in an amount equal to, in the aggregate, 3.5% of the gross proceeds of the IPO, including any proceeds from the exercise of the over-allotment option;

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the fact that the Sponsor and the Insiders entered into the Investor Rights Agreement pursuant to which the original lock-up period to which the Sponsor and the Insiders are subject was amended to provide for termination of the lock-up period six months after the consummation of the Business Combination (other than with respect to the Private Placement Units for which the termination of the lock-up period is 30 days after the consummation of the Business Combination); and

•

the fact that our Sponsor, officers and directors will lose their entire investment in us if an initial business combination is not consummated by the applicable deadline. Prior to our IPO, our Sponsor purchased an aggregate of 7,460,000 Founder Shares (which following a 1.2:1 split in February 2021, resulted in 8,952,000 Founder Shares) for an aggregate purchase price of $25,000, or approximately $0.0033512 per share (as compared to the $10.00 per share price being used to determine the number of shares of Common Stock being issued to Ultimate (as the sole member of BigBear) in the Business Combination. Additionally, the Initial Stockholders purchased from the Company an aggregate of 1,099,600 Private Placement Units at a price of $10.00 per unit simultaneously with the consummation of our IPO for an aggregate purchase price of $10,996,000, with the Sponsor purchasing 850,000 Private Placement Units for $8,500,000, and Oppenheimer and Nomura purchasing 249,600 Private Placement Units. Certain of our directors and executive officers, including Dr. Avi Katz, Dr. Raluca Dinu and Dorothy D. Hayes, also have a direct or indirect economic interest in our securities. Drs. Katz and Dinu have an indirect interest in the 9,802,000 Founder Shares (which include the Founder Shares included in the 850,000 Private Placement Units) owned by the Sponsor, and Ms. Hayes owns 12,000 Insider Shares. The 8,952,000 Founder Shares acquired at our formation by the Sponsor would have had an aggregate market value of $[            ] based upon the closing price of $[            ] per public share on Nasdaq on [                    ], 2021, the most recent practicable date prior to the date of this proxy statement. The 850,000 Private Placement Units held by the Sponsor would have had an aggregate market value of $[            ] based upon the closing price of $[            ] per public unit on Nasdaq on [                    ], 2021, the most recent practicable date prior to the date of this proxy statement. The 18,000 shares owned by the Insiders would have had an aggregate market value of $[            ] based upon the closing price of $[            ] per public share on Nasdaq on [                    ], 2021, the most recent practicable date prior to the date of this proxy statement. Additionally, the Sponsor, officers and directors do not currently have any unreimbursed out-of-pocket expenses in connection with the Business Combination.

These interests may influence our directors in making their recommendation that you vote in favor of the approval of the Business Combination. See the sections entitled “Summary of the Proxy Statement—Interests of Certain Persons in the Business Combination” and “Information About the Company Prior to the Business Combination—Conflicts of Interest” for a complete description of such interests.

Q: What happens if you vote against the Business Combination Proposal?

A: If you vote against the Business Combination Proposal but the Business Combination Proposal still obtains the affirmative vote of a majority of the votes cast by holders of our Common Stock represented in person or by proxy and entitled to vote at the Special Meeting, then the Business Combination Proposal will be approved and, assuming the approval of the Nasdaq Stock Issuance Proposal and the Charter Amendment Proposals and the satisfaction or waiver of the other conditions to Closing, the Business Combination will be consummated in accordance with the terms of the Merger Agreement.

If you vote against the Business Combination Proposal and the Business Combination Proposal does not obtain the affirmative vote of a majority of the votes cast by holders of our of Common Stock represented in person or by proxy and entitled to vote at the Special Meeting, then the Business Combination Proposal will fail and we will not consummate the Business Combination. If we do not consummate the Business Combination, we may continue to try to complete a business combination with a different target business until the applicable deadline. If we fail to complete an initial business combination by the applicable deadline, then we will be required to dissolve and liquidate the Trust Account by returning the then-remaining funds in such account to our public stockholders.

Q: Do you have Redemption Rights?

A: Pursuant to our amended and restated certificate of incorporation, we are providing our public stockholders with the opportunity to redeem, upon the Closing, shares of Common Stock for cash equal to the pro rata share of the aggregate amount on deposit (as of two business days prior to the Closing) in the Trust Account that holds the proceeds of our IPO (including interest not previously released to the Company to pay franchise and income taxes), subject to certain limitations. For illustrative purposes, based on the balance of the Trust Account of $358,814,163 as of August 5, 2021, the estimated per share redemption price would have been approximately $10.00. Public stockholders may elect to redeem their shares even if they vote for the Business Combination. Any request to redeem public shares, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the Closing. If we receive valid redemption requests from holders of public shares prior to the redemption deadline, we may, at our sole discretion, following the redemption deadline and until the date of Closing, seek and permit withdrawals by one or more of such holders of their redemption requests. We may select which holders to seek such withdrawals of redemption requests from based on any factors we may deem relevant, and the purpose of seeking such withdrawals may be to increase the funds held in the Trust Account, including where we otherwise would not satisfy the closing condition to have Available Closing Acquiror Cash (as defined in the Merger Agreement) equal to at least $350,000,000, which amount shall be net of any unpaid liabilities of the Company as of the Closing (other than any Acquiror Transaction Expenses, as defined in the Merger Agreement).

Our Initial Stockholders and the Insiders have agreed to waive their redemption rights with respect to such shares, which will be excluded from the pro rata calculation used to determine the per-share redemption price. Each redemption of shares of Common Stock by our public stockholders will reduce the amount in the Trust Account. The Merger Agreement provides that BigBear’s obligation to consummate the Business Combination is conditioned on the Available Closing Acquiror Cash (as defined in the Merger Agreement) not being less than $350,000,000, which amount shall be net of any unpaid liabilities of the Company as of the Closing (other than any Acquiror Transaction Expenses, as defined in the Merger Agreement). This condition to closing in the Merger Agreement is for the sole benefit of BigBear and may be waived BigBear. If, as a result of redemptions of Common Stock by our public stockholders, this condition is not met (or waived), then BigBear may elect not to consummate the Business Combination, as applicable. In addition, in no event will we redeem shares of our Common Stock in an amount that would result in the Company’s failure to have net tangible assets equaling or exceeding $5,000,001 (such that we are not subject to the SEC’s “penny stock” rules). Holders of our outstanding public warrants do not have redemption rights in connection with the Business Combination. Unless otherwise specified, the information in the accompanying proxy statement assumes that none of our public stockholders exercise their redemption rights with respect to their shares of Common Stock by the applicable deadline.

Q: If you are a Company public warrant holder, can you exercise Redemption Rights with respect to your public warrants?

A: No. The holders of our public warrants do not have Redemption Rights with respect to such public warrants.

Q: Can the Initial Stockholders redeem their Founder Shares in connection with consummation of the Business Combination?

A: No. Our Initial Stockholders, officers and directors have agreed to waive their redemption rights with respect to their shares of Common Stock in connection with the consummation of the Business Combination. Our Initial Stockholders have also agreed to waive their right to a conversion price adjustment with respect to any shares of our Common Stock they may hold in connection with the consummation of the Business Combination.

Q: Is there a limit on the number of shares you may redeem?

A: We have no specified maximum redemption threshold under our current amended and restated certificate of incorporation. Each redemption of shares of Common Stock by our public stockholders will reduce the amount in the Trust Account. The Merger Agreement provides BigBear’s obligation to consummate the Business Combination is conditioned on the Available Closing Acquiror Cash (as defined in the Merger Agreement) not being less than $350,000,000, which amount shall be net of any unpaid liabilities of the Company as of the Closing (other than any Acquiror Transaction Expenses, as defined in the Merger Agreement). This condition to closing in the Merger Agreement is for the sole benefit of BigBear and may be waived by BigBear. If, as a result of redemptions of Common Stock by our public stockholders, this condition is not met (or waived), then BigBear may elect not to consummate the Business Combination. In addition, in no event will we redeem shares of our Common Stock in an amount that would result in the Company’s failure to have net tangible assets equaling or exceeding $5,000,001 (so that we are not subject to the SEC’s “penny stock” rules).

Q: Is there a limit on the total number of shares that may be redeemed?

A: Yes. Our amended and restated certificate of incorporation provides that we may not redeem our public shares in an amount that would result in the Company’s failure to have net tangible assets in excess of $5,000,001 (such that we are not subject to the SEC’s “penny stock” rules) or any greater net tangible asset or cash requirement which may be contained in the Merger Agreement. Other than this limitation, our current amended and restated certificate of incorporation does not provide a specified maximum redemption threshold. In addition, the Merger Agreement provides that the obligation of BigBear to consummate the Business Combination is conditioned on the Available Closing Acquiror Cash (as defined in the Merger Agreement) not being less than $350,000,000, which amount shall be net of any unpaid liabilities of the Company as of the Closing (other than any Acquiror Transaction Expenses, as defined in the Merger Agreement). In the event the aggregate cash consideration we would be required to pay for all shares of Common Stock that are validly submitted for redemption plus any amount required to satisfy cash conditions pursuant to the terms of the Merger Agreement exceed the aggregate amount of cash available to us, we may not complete the Business Combination or redeem any shares, all shares of Common Stock submitted for redemption will be returned to the holders thereof, and we instead may search for an alternate business combination.

Based on the amount of approximately $358,814,163 in our Trust Account as of August 5, 2021, 20,880,000 shares of Common Stock may be redeemed and still enable us to have sufficient cash to satisfy the cash closing conditions in the Merger Agreement. We refer to this as the maximum redemption scenario.

Q: Will how you vote affect your ability to exercise Redemption Rights?

A: No. You may exercise your redemption rights whether you vote your shares of Common Stock for or against, or whether you abstain from voting on the Business Combination Proposal or any other proposal described by this proxy statement. As a result, the Merger Agreement can be approved by stockholders who will redeem their shares and no longer remain stockholders, leaving stockholders who choose not to redeem their shares holding shares in a company with a potentially less-liquid trading market, fewer stockholders, potentially less cash and the potential inability to meet the listing standards of Nasdaq.

Q: How do you exercise your Redemption Rights?

A: In order to exercise your redemption rights, you must (i)(a) hold public shares or (b) hold public shares through units and elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and (ii) prior to 5:00 p.m. Eastern Time (EDT) on [    ], 2021 (two business days before the Special Meeting) (a) submit a written request to the Transfer Agent that the Company redeem your public shares for cash and (b) deliver your public shares to the Transfer Agent, physically or electronically through Depository Trust Company (“DTC”). Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the Closing. The Transfer Agent’s address is as follows:

Continental Stock Transfer & Trust Company

1 State Street—30th Floor

New York, New York 10004

Attention: Mark Zimkind

Email: mzimkind@continentalstock.com

You must also affirmatively certify in your request to Continental Stock Transfer & Trust Company for redemption if you “ARE” or “ARE NOT’ acting in concert or as a “group” (as defined in Section 13d-3 of the Exchange Act) with any other stockholder with respect to shares of Common Stock. Notwithstanding the foregoing, a holder of public shares, together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as defined in Section 13d-3 of the Exchange Act) will be restricted from seeking Redemption Rights with respect to more than 15% of the public shares, which we refer to as the “15% threshold.” Accordingly, all public shares in excess of the 15% threshold beneficially owned by a public stockholder or “group” (as defined in Section 13d-3 of the Exchange Act) will not be redeemed for cash.

Stockholders seeking to exercise their Redemption Rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the Transfer Agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the Transfer Agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically.

Stockholders seeking to exercise their Redemption Rights, whether they are record holders or hold their shares in “street name”, are required to either tender their certificates to our Transfer Agent prior to the date that is two business days prior to the Special Meeting, or to deliver their shares to the Transfer Agent electronically using DTC Deposit/Withdrawal At Custodian (“DWAC”) system, at such stockholder’s option. The requirement for physical or electronic delivery prior to the Special Meeting ensures that a redeeming stockholder’s election to redeem is irrevocable once the Business Combination is approved.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The Transfer Agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming stockholder. However, this fee would be incurred regardless of whether or not we require stockholders seeking to exercise Redemption Rights to tender their shares, as the need to deliver shares is a requirement to exercising Redemption Rights, regardless of the timing of when such delivery must be effectuated.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests (and submitting shares to the Transfer Agent) and thereafter, with our consent, until the vote is taken with respect to the Business Combinations. If you delivered your shares for redemption to our Transfer Agent and decide within the required timeframe not to exercise your Redemption Rights, you may request that our Transfer Agent return the shares (physically or electronically). You may make such request by contacting our Transfer Agent at the address listed under the question “Who can help answer my questions?” below.

Q: What are the U.S. federal income tax consequences of exercising your Redemption Rights?

A: The U.S. federal income tax consequences of the redemption depend on particular facts and circumstances. Please see the section entitled “Proposal No. 1—Approval of the Business Combination—Certain U.S. Federal Income Tax Considerations.” We urge you to consult your tax advisors regarding the tax consequences of exercising your redemption rights.

Q: What happens to the funds held in the Trust Account upon consummation of the Business Combination?

A: The funds held in the Trust Account will be used to: (i) pay Company stockholders who properly exercise their redemption rights; and, provided that there are funds remaining after this payment, (ii) pay certain other fees, costs and expenses (including regulatory fees, legal fees, accounting fees, printer fees and other professional fees) that were incurred by the Company and other parties to the Merger Agreement in connection with the transactions contemplated by the Merger Agreement, including the Business Combination, and pursuant to the terms of the Merger Agreement.

Q: What happens if the Business Combination is not consummated?

A: There are certain circumstances under which the Merger Agreement may be terminated. Please see the section entitled “Proposal No. 1—Approval of the Business Combination—Certain Agreements Related to the Business Combination—Merger Agreement” for information regarding the parties’ specific termination rights.

If we do not consummate the Business Combination, we may continue to try to complete a business combination with a different target business until the applicable deadline. If we fail to complete an initial business combination by the applicable deadline, then we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish our public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per unit in the IPO. Please see the section entitled “Risk Factors—Risks Related to the Company and the Business Combination.”

Holders of our Founder Shares have waived any right to any liquidation distribution with respect to such shares and the underwriters of our IPO agreed to waive their rights to the business combination marketing fee held in the Trust Account in the event we do not complete our initial business combination within the required period. In addition, if we fail to complete a business combination by the applicable deadline, there will be no redemption rights or liquidating distributions with respect to our outstanding warrants, which will expire worthless.

Q: When is the Business Combination expected to be completed?

A: The closing of the Business Combination is expected to take place on or prior to the third business day following the satisfaction or waiver of the conditions described below in the subsection entitled “Proposal No. 1—Approval of the Business Combination—Certain Agreements Related to the Business Combination—Merger Agreement—Conditions to Closing of the Business Combination”. The Closing is expected to occur in the third quarter of 2021. The Merger Agreement may be terminated by the Company or BigBear, as applicable, if the Closing has not occurred by February 3, 2022.

For a description of the conditions to the completion of the Business Combination, see the section entitled “Proposal No. 1—Approval of the Business Combination—Certain Agreements Related to the Business Combination—Merger Agreement—Conditions to Closing of the Business Combination”.

Q: What do you need to do now?

A: You are urged to read carefully and consider the information contained in this proxy statement, including the Annexes, and to consider how the Business Combination will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q: Who can vote at the special meeting?

A: Only holders of record of the Company’s Common Stock, including those shares held as a constituent part of our units, at the close of business on [    ], 2021 are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On this record date, 45,949,600 shares of Common Stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares or units were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Special Meeting or vote by proxy. Whether or not you plan to attend the special meeting in person, the Company urges you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares or units were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q: Who will solicit and pay the cost of soliciting proxies for the Special Meeting?

A: We will pay the cost of soliciting proxies for the Special Meeting. We have engaged Morrow Sodali to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow Sodali a fee of $[    ], plus disbursements, and will reimburse Morrow Sodali for its reasonable out-of-pocket expenses and indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of our Common Stock for their expenses in forwarding soliciting materials to beneficial owners of our Common Stock and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q: Who can help answer my questions?

A: If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

c/o GigCapital4, Inc.

1731 Embarcadero Road, Suite 200

Palo Alto, California 94303

Attention: Secretary

Telephone: (650) 276-7040

You may also contact our proxy solicitor at:

Morrow Sodali LLC

470 West Avenue

Stamford, Connecticut 06902

Individuals call toll-free: (800) 662-5200

Banks and brokers call: (203) 658-9400

Email: GIG.info@investor.morrowsodali.com

To obtain timely delivery, our stockholders must request the materials no later than five business days prior to the Special Meeting.

You may also obtain additional information about us from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your public shares, you will need to send a letter demanding redemption and deliver your stock (either physically or electronically) to our Transfer Agent prior to the Special Meeting in accordance with the procedures detailed under the question “How do I exercise my Redemption Rights?” If you have questions regarding the certification of your position or delivery of your stock, please contact our Transfer Agent:

Continental Stock Transfer & Trust Company

1 State Street-30th Floor

New York, New York 10004

Attention: Mark Zimkind

Email: mzimkind@continentalstock.com

SUMMARY OF THE PROXY STATEMENT

This summary highlights selected information contained in this proxy statement and does not contain all of the information that may be important to you. You should carefully read this entire proxy statement, including the Annexes and accompanying financial statements of the Company and BigBear to fully understand the proposed Business Combination (as described below) before voting on the proposals to be considered at the Special Meeting (as described below). Please see the section entitled “Where You Can Find More Information” beginning on page 323 of this proxy statement.

Unless otherwise specified, all share calculations assume: (i) no exercise of redemption rights by the Company’s public stockholders; and (ii) no inclusion of any shares of Common Stock issuable upon the exercise of the Company’s warrants or any shares to be issued pursuant to the 2021 Plan or the 2021 ESPP at or following the Closing.

Parties to the Business Combination

The Company

The Company is a Private-to-Public Equity (PPE) company, also known as a blank check company or a special purpose acquisition company, incorporated on December 4, 2020, as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

The public units began trading on Nasdaq under the symbol “GIGGU” on February 9, 2021. On March 26, 2021, the Company announced that the holders of the Company’s units may elect to separately trade the securities underlying such units. On April 1, 2021, the shares and warrants began trading on Nasdaq under the symbols “GIG” and “GIGGW”, respectively. We intend to apply to continue the listing of our publicly-traded Common Stock and warrants on Nasdaq under the symbols “BBAI” and “BBAIW” respectively, upon the Closing.

The mailing address of the Company’s principal executive office is c/o GigCapital4, Inc., 1731 Embarcadero Road, Suite 200, Palo Alto, California 94303.

Merger Sub

Merger Sub, a Delaware corporation, is a wholly-owned subsidiary of the Company, formed by the Company in June 2021, to consummate the Business Combination. In the Business Combination, Merger Sub will merge with and into BigBear, with BigBear continuing as the surviving company after the First Merger.

The mailing address of Merger Sub’s principal executive office is 1731 Embarcadero Road, Suite 200, Palo Alto, California 94303.

BigBear

BigBear is a leader in data-driven decision dominance and advanced analytics that provides its customers with a competitive advantage in a world driven by data that is growing exponentially in terms of volume, variety, and velocity.

For more information about BigBear, please see the sections entitled “Information About New BigBear,” “BigBear’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Management After the Business Combination.”

Organizational Structure

The diagrams set forth below illustrate in a simplified manner the ownership structure of each of the New BigBear operating subsidiaries as they would be immediately following the completion of the Business Combination Proposal described in this proxy statement. Each “arrow” line in the diagrams represents a parent-subsidiary relationship with the line beginning at the parent and pointing in the direction of its subsidiary.

Following the completion of the Business Combination, BigBear.ai Holdings, Inc. will directly or indirectly own the entities in the diagram below, which also includes their respective ownership percentages and domicile jurisdictions:

•	BigBear.ai Intermediate Holdings, LLC

•	BigBear.ai, LLC

•	NuWave Solutions, L.L.C.

•	PCI Strategic Management, LLC

•	ProModel Government Solutions, Inc.

•	Open Solutions Group, LLC

*100% ownership, except where noted otherwise.

Emerging Growth Company

The Company is an “emerging growth company,” as defined under the JOBS Act. As an emerging growth company, the Company is eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies. These include, but are not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and the requirement to obtain stockholder approval of any golden parachute payments not previously approved.

In addition, Section 107 of the JOBS Act provides that an emerging growth company can take advantage of an extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards.

The Company will remain an emerging growth company until the earlier of (i) December 31, 2026 (the last day of the fiscal year following the fifth anniversary of the consummation of the Company’s initial public offering), (ii) the last day of the fiscal year in which the Company has total annual gross revenue of at least $1.07 billion, (iii) the last day of the fiscal year in which the Company is deemed to be a “large accelerated filer,” as defined in the Exchange Act, and (iv) the date on which the Company has issued more than $1.0 billion in nonconvertible debt during the prior three-year period.

The Business Combination Proposal

On June 4, 2021, the Company and Merger Sub entered into the Merger Agreement (as it may be further amended from time to time) with BigBear and Ultimate. If the Merger Agreement is adopted by Ultimate (as the sole equity holder of BigBear) and the Merger Agreement is approved by Company stockholders at the Special Meeting, (i) Merger Sub will merge with and into BigBear, with BigBear surviving the First Merger, and (ii) immediately after the First Merger, BigBear (as the surviving company of the First Merger) will merge with and into the Company, with the Company surviving the Second Merger. For more information about the transactions contemplated by the Merger Agreement, please see the section entitled “Proposal No. 1—Approval of the Business Combination.” A copy of the Merger Agreement is attached to this proxy statement as Annex A.

BigBear Business Combination Consideration to the Sole BigBear Equity Holder

Subject to the terms of the Merger Agreement, at the First Effective Time, all units of limited liability company interest of BigBear issued and outstanding immediately prior to the First Effective Time will convert into the right to receive the merger consideration, which amount shall not exceed 123,710,000 shares of Company Common Stock and $75,000,000 in cash in the aggregate.

Related Agreements

This section describes the material provisions of the agreements related to the Merger Agreement, but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of each such agreement discussed below. The Convertible Note Subscription Agreement is attached hereto as Annex G. Stockholders and other interested parties are urged to read each such agreement described below in its entirety prior to voting on the proposals presented at the Special Meeting.

Convertible Note Subscription Agreements

On June 4, 2021, the Company entered into the Convertible Note Subscription Agreements with the Convertible Note Investors, pursuant to which, among other things, the Company agreed to issue and sell to the Convertible Note Investors, in private placements to close immediately prior to Closing, the Convertible Notes for an aggregate purchase price of $200,000,000. The Convertible Notes are convertible into 17,391,304 shares of

Common Stock at an initial conversion price of $11.50 (subject to adjustment). The obligations to consummate the Convertible Note Investment are conditioned upon, among other things, customary closing conditions and the consummation of the transactions contemplated by the Merger Agreement. The Convertible Note Investment will be consummated substantially concurrently with the Closing.

For more information about the Convertible Note Subscription Agreements, see the section entitled “Proposal No. 1—Approval of the Business Combination—Certain Agreements Related to the Business Combination—Convertible Note Subscription Agreements and Indenture”.

Equity Plans

Our Board approved each of the 2021 Plan and the 2021 ESPP on August 6, 2021, subject to stockholder approval of such plans at the Special Meeting. The purpose of each of the 2021 Plan and the 2021 ESPP is to promote our long-term success of New BigBear and the creation of stockholder value by encouraging service providers to focus on critical long-range corporate objectives, encouraging the attraction and retention of service providers with exceptional qualifications and linking service providers directly to stockholder interests through increased stock ownership. These incentives are provided through the grant of stock options, including incentive stock options, and nonqualified stock options, stock appreciation rights, restricted stock, and restricted stock units. For more information about the 2021 Plan and the 2021 ESPP, please see the section entitled “Proposal No. 5—The Equity Plans Proposal.”

Board of New BigBear following the Business Combination

Upon the Closing Date, we anticipate that the New BigBear Board will consist of 11 members, reclassified into three separate classes, with each class serving a three-year term; except with respect to the election of directors at the Special Meeting pursuant to Proposal No. 6—The Election of Directors Proposal, the Class I directors will be elected to an initial one-year term (and three-year terms subsequently), the Class II directors will be elected to an initial two-year term (and three-year terms subsequently) and the Class III directors will be elected to an initial three-year term (and three-year terms subsequently).

Upon the Closing Date, we expect that the New BigBear Board will be comprised of Dr. Avi Katz, Dr. Raluca Dinu, Dorothy D. Hayes, Raanan I. Horowitz, Dr. Reginald Brothers, Sean Battle and [    ].

Our Board has nominated the following individuals for election at our special meeting pursuant to Proposal No. 6—The Election of Directors Proposal:

•	Class I Directors: [ ];

•	Class II Directors: [ ]; and

•	Class III Directors: [ ].

For additional details, see the sections of this proxy statement entitled “Proposal No. 6—The Election of Directors Proposal” and “Management After the Business Combination.”

Redemption Rights

Pursuant to our current amended and restated certificate of incorporation, holders of public shares may elect to have their shares redeemed for cash at the applicable redemption price per share equal to the quotient obtained by dividing (i) the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of the Business Combination, including interest not previously released to the Company to pay its franchise and income taxes, by (ii) the total number of then-outstanding public shares; provided that the Company will not redeem any shares of Common Stock issued in the IPO to the extent that such redemption would result in the Company’s failure to have net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) in excess of $5,000,001. As of August 5, 2021, the estimated per share redemption price would have been approximately $10.00.

If a holder exercises its redemption rights, then such holder will be exchanging its shares of our Common Stock for cash and will no longer own shares of the post-combination company. Such a holder will be entitled to receive cash for its public shares only if it properly demands redemption and delivers its shares (either physically or electronically) to our Transfer Agent in accordance with the procedures described herein. Please see the section entitled “Special Meeting of Company Stockholders—Redemption Rights” for the procedures to be followed if you wish to redeem your shares for cash. Any request for redemption may be withdrawn until the deadline for submitting redemption requests and thereafter, with our consent, until the Closing.

Impact of the Business Combination on the Company’s Public Float

It is anticipated that, upon completion of the Business Combination, assuming no redemptions: (i) the Company’s public stockholders will retain an ownership interest of approximately 21% in the post-combination company (not including shares beneficially owned by our Sponsor); (ii) our Initial Stockholders (including our Sponsor) will own approximately 6% of the post-combination company; and (iii) the former sole BigBear equity holder will own approximately 73% of the post-combination company. The ownership percentage with respect to the post-combination company following the Business Combination does not take into account (x) warrants to purchase Common Stock that will remain outstanding immediately following the Business Combination and (y) the issuance of any shares upon completion of the Business Combination under the 2021 Plan and the 2021 ESPP, a copy of which is attached to this proxy statement as Annex H and Annex I, respectively. If the actual facts are different than these assumptions, the percentage ownership retained by the Company’s existing stockholders in the post-combination company will be different. For more information, please see the sections entitled “Summary of the Proxy Statement—Impact of the Business Combination on the Company’s Public Float,” “Unaudited Pro Forma Condensed Combined Financial Information,” and “Proposal No. 5—The Equity Plans Proposal.”

The following table illustrates varying ownership levels in the Company, assuming no redemptions by the Company’s public stockholders and the maximum redemptions by the Company’s stockholders:

	No Redemptions	20,880,000 shares of Common Stock redeemed
The Company’s public stockholders	21%	10%
Initial Stockholders	6%	7%
The former BigBear equity holder	73%	83%

Total	100%	100%

Please see “Unaudited Pro Forma Condensed Combined Financial Information” on page 114.

The Charter Amendment Proposals

Upon the Closing, our amended and restated certificate of incorporation will be amended promptly to reflect the Charter Amendment Proposals to:

•	provide for the classification of our board of directors into three classes of directors with staggered terms of office and to make certain related changes (Proposal No. 3); and

•

provide for certain additional changes, including but not limited to, changing the post-combination company’s corporate name from “GigCapital4, Inc.” to “BigBear.ai Holdings, Inc.” and eliminating certain provisions specific to our status as a blank check company, which our Board believes are necessary to adequately address the needs of the post-combination company (Proposal No. 4).

Please see the sections entitled “Proposal No. 3—Classification of the Board of Directors Proposal,” and “Proposal No. 4—Approval of Additional Amendments to Current Amended and Restated Certificate of Incorporation in Connection with the Business Combination Proposal”.

Other Proposals

In addition, the stockholders of the Company will be asked to vote on:

•

a proposal to approve, for purposes of complying with applicable Nasdaq Rules, the issuance of more than 20% of the Company’s issued and outstanding Common Stock pursuant to the Business Combination (Proposal No. 2);

•

a proposal to approve and adopt the 2021 Plan and the 2021 ESPP, a copy of which is attached to this proxy statement as Annex H and Annex I, respectively, including the authorization of the initial share reserves under the 2021 Plan and the 2021 ESPP (Proposal No. 5);

•	a proposal to elect the directors comprising the board of directors of New BigBear following the closing of the Business Combination (Proposal No. 6); and

•

a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Amendment Proposals, the Equity Plans Proposal or the Election of Directors Proposal (Proposal No. 7).

Please see the section entitled “Proposal No. 2—The Nasdaq Stock Issuance Proposal,” “Proposal No. 4—Approval of Certain Governance Provisions in the Second Amended and Restated Certificate of Incorporation in Connection with the Business Combination Proposal,” “Proposal No. 5—The Equity Plans Proposal,” “Proposal No. 6—Election of Directors Proposal” and “Proposal No. 7—The Adjournment Proposal” for more information.

Date, Time and Place of Special Meeting

The Special Meeting will be held on [    ], 2021 at [10:00 a.m., PDT] at [    ], or at such other date, time and place to which such meeting may be adjourned or postponed, to consider and vote upon the proposals. The Special Meeting will be conducted exclusively via live webcast and so stockholders will not be able to attend the meeting in person. Stockholders may attend the special meeting online and vote at the Special Meeting by visiting [    ] and entering your 16-digit control number, which is either included on the proxy card you received or obtained through Broadridge Financial Solutions.

Registering for the Special Meeting

Any stockholder wishing to attend the virtual meeting should register for the meeting by [    ], 2021 at [    ]. To register for the Special Meeting, please follow these instructions as applicable to the nature of your ownership of our Common Stock:

•

To vote using the proxy card, simply complete, sign, date and return the proxy card pursuant to the instructions on the card. If you return your signed proxy card before the Annual Meeting, we will vote your shares as directed.

•

To vote over the telephone, dial toll-free [1-800-690-6903] using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice. Your telephone vote must be received by 11:59 p.m. Eastern Time (EDT) on [    ] to be counted.

•

To vote through the Internet before the meeting, go to [www.cstproxyvote.com] and follow the on-screen instructions. Your Internet vote must be received by 11:59 p.m., Eastern Time on [    ], 2021 to be counted.

•

To vote through the Internet during the meeting, please visit [    ] and have available the 16-digit control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

Voting Power and Record Date

Only Company stockholders of record at the close of business on [    ], 2021, the record date for the Special Meeting, will be entitled to vote at the Special Meeting. You are entitled to one vote for each share of Common Stock that you owned as of the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 45,949,600 shares of Common Stock outstanding and entitled to vote, of which 35,880,000 are public shares, 10,051,600 are Founder Shares held by our Initial Stockholders and 18,000 are Insider Shares held by the Insiders.

Accounting Treatment

The Business Combination will be accounted for as a reverse recapitalization in accordance with GAAP. Under this method of accounting, the Company will be treated as the “acquired” company for financial reporting purposes. Accordingly, for accounting purposes, the Business Combination will be treated as the equivalent of BigBear issuing stock for the net assets of the Company, accompanied by a recapitalization whereby no goodwill or other intangible assets are recorded.

Proxy Solicitation

Proxies may be solicited by mail. The Company has engaged Morrow Sodali to assist in the solicitation of proxies.

If a stockholder grants a proxy, it may still vote its shares in person if it revokes its proxy before the Special Meeting. A stockholder may also change its vote by submitting a later-dated proxy, as described in the section entitled “Special Meeting of Company Stockholders—Revoking Your Proxy.”

Interests of Certain Persons in the Business Combination

In considering the recommendation of our Board to vote in favor of the Business Combination, stockholders should be aware that aside from their interests as stockholders, our Sponsor and certain members of our Board and officers have interests in the Business Combination that are different from, or in addition to, those of other stockholders generally. Our Board was aware of and considered these interests, among other matters, in evaluating and negotiating the Business Combination, and in recommending to stockholders that they approve the Business Combination. Stockholders should take these interests into account in deciding whether to approve the Business Combination.

These interests include, among other things:

•

the fact that our Initial Stockholders and the Insiders have agreed not to redeem any of the Private Placement Shares Founder Shares or the Insider Shares in connection with a stockholder vote to approve the Business Combination;

•	the fact that our Initial Stockholders and the Insiders will retain 10,069,600 Founder Shares and Insider Shares upon the Closing;

•

the fact that our Initial Stockholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares if we fail to complete an initial business combination by the applicable deadline;

•

if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, our Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party (other than our independent public accountants) for services rendered or products sold to us, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account;

•	the continued indemnification of our existing directors and officers and the continuation of our directors’ and officers’ liability insurance after the Business Combination;

•

the fact that Dr. Avi Katz, Dr. Raluca Dinu and Dorothy D. Hayes will continue as board members of the post-combination company and each shall be entitled to receive compensation for serving on the board of directors of the post-combination company;

•

the fact that we engaged the underwriters of our IPO as advisors to assist us in holding meetings with our stockholders to discuss potential business combination, introduce us to potential investors that are interested in purchasing our securities in connection with a potential business combination, assist us in obtaining stockholder approval for the business combination and assist us with our press releases and public filings in connection with a business combination. Pursuant to that agreement, we will pay the underwriters a cash fee for such services upon the consummation of the Business Combination in an amount equal to, in the aggregate, 3.5% of the gross proceeds of the IPO, including any proceeds from the exercise of the over-allotment option;

•

the fact that the Sponsor and the Insiders entered into the Investor Rights Agreement pursuant to which the original lock-up period to which the Sponsor and the Insiders are subject was amended to provide for termination of the lock-up period six months after the consummation of the Business Combination (other than with respect to the Private Placement Units for which the termination of the lock-up period is 30 days after the consummation of the Business Combination); and

•

the fact that our Sponsor, officers and directors will lose their entire investment in us if an initial business combination is not consummated by the applicable deadline. Prior to our IPO, our Sponsor purchased an aggregate of 7,460,000 Founder Shares (which following a 1.2:1 split in February 2021, resulted in 8,952,000 Founder Shares) for an aggregate purchase price of $25,000, or approximately $0.0033512 per share (as compared to the $10.00 per share price being used to determine the number of shares of Common Stock being issued to Ultimate (as the sole member of BigBear) in the Business Combination. Additionally, the Initial Stockholders purchased from the Company an aggregate of 1,099,600 Private Placement Units at a price of $10.00 per unit simultaneously with the consummation of our IPO for an aggregate purchase price of $10,996,000, with the Sponsor purchasing 850,000 Private Placement Units for $8,500,000, and Oppenheimer and Nomura purchasing 249,600 Private

Placement Units. Certain of our directors and executive officers, including Dr. Avi Katz, Dr. Raluca Dinu and Dorothy D. Hayes, also have a direct or indirect economic interest in our securities. Drs. Katz and Dinu have an indirect interest in the 9,802,000 Founder Shares (which include the Founder Shares included in the 850,000 Private Placement Units) owned by the Sponsor, and Ms. Hayes owns 12,000 Insider Shares. The 8,952,000 Founder Shares acquired at our formation by the Sponsor would have had an aggregate market value of $[    ] based upon the closing price of $[    ] per public share on Nasdaq on [    ], 2021, the most recent practicable date prior to the date of this proxy statement. The 850,000 Private Placement Units held by the Sponsor would have had an aggregate market value of $[    ] based upon the closing price of $[    ] per public unit on Nasdaq on [    ], 2021, the most recent practicable date prior to the date of this proxy statement. The 18,000 shares owned by the Insiders would have had an aggregate market value of $[    ] based upon the closing price of $[    ] per public share on Nasdaq on [    ], 2021, the most recent practicable date prior to the date of this proxy statement. Additionally, the Sponsor, officers and directors do not currently have any unreimbursed out-of-pocket expenses in connection with the Business Combination.

Reasons for the Approval of the Business Combination

In approving the Merger Agreement and the Business Combination and recommending that the Company’s stockholders approve the Merger Agreement and the Business Combination, the Board considered the following positive factors, although not weighted or in any order of significance:

•

Consideration of the following general criteria and guidelines that we stated in the prospectus for our IPO that we believe would be important in evaluating prospective target businesses, although we indicated that we may enter into a business combination with a target business that does not meet these criteria and guidelines:

•	Target technology, media, and telecommunications (TMT) and sustainable companies that are embracing today’s digital transformation and experience as a competitive advantage.

•	Focus on companies positioned to benefit from a public listing and greater access to capital.

•	Businesses with a catalyst for significantly improved financial performance.

•	Market-leading participant with an established business and market position.

•	Mid-sized businesses.

•

Prioritize entities with a well-performing management team and exceptional leadership talent that wishes to continue to drive the company to growth, and is coachable and eager to extend their knowledge and savvy through an interactive, hands-on and supportive board of directors.

•	The following additional factors:

•	Large Addressable Market.

•	Growth Prospects.

•	Experienced and Proven Management Team.

•	Lock-Up.

•	Due Diligence.

•	Other Alternatives.

•	Negotiated Transaction.

The criteria and situations described above were not intended to be exhaustive and we indicated our evaluation of any particular initial business combination might reflect other considerations, factors and criteria deemed relevant by our management in effecting the relevant transaction, consistent with our business objective and strategy.

For more information about our decision-making process, please see the section entitled “Summary of the Proxy Statement—Reasons for the Approval of the Business Combination”.

Conditions to Closing of the Business Combination

Conditions to Each Party’s Obligations

The respective obligations of the Company, BigBear and Ultimate to complete the Business Combination are subject to the satisfaction of the following conditions:

•

the applicable waiting period(s) under the HSR Act in respect of the transactions contemplated by the Merger Agreement (and any extension thereof, or any timing agreements, understandings or commitments obtained by request or other action of the U.S. Federal Trade Commission or the U.S. Department of Justice, as applicable) must have expired or been terminated;

•	there must not be in effect any law enjoining or prohibiting the consummation of, or having the effect of making illegal, the transactions contemplated by the Merger Agreement;

•

the approval by the Company stockholders of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Amendment Proposals, the Equity Plans Proposal and the Election of Directors Proposal shall have been duly obtained in accordance with the DGCL, the Company’s organizational documents and the rules and regulations of Nasdaq; and

•	the Company shall have at least $5,000,001 of net tangible assets following the exercise of redemption rights in accordance with the Company’s organizational documents.

Conditions to the Company’s and Merger Sub’s Obligations pursuant to the Merger Agreement

The obligation of the Company and Merger Sub to complete the Business Combination is also subject to the satisfaction, or waiver by the Company, of the following conditions:

•

the accuracy of the representations and warranties of BigBear and Ultimate as of the Closing Date, subject to certain materiality and material adverse effect thresholds, as more fully described in “Proposal No. 1—Approval of the Business Combination—Certain Agreements Related to the Business Combination—Merger Agreement—Conditions to Closing of the Business Combination” on page 144;

•	each of the covenants of each of BigBear and Ultimate in the Merger Agreement to be performed as of or prior to the Closing must have been performed in all material respects;

•	no material adverse effect on BigBear or Ultimate, as applicable, shall have occurred since the date of the Merger Agreement and be continuing; and

•

each of BigBear and Ultimate must have delivered a certificate dated as of the Closing Date and signed by an officer of such company certifying that, to the knowledge and belief of such officer, the three preceding conditions applicable to such company have been fulfilled;

Conditions to BigBear’s and Ultimate’s Obligations Pursuant to the Merger Agreement

The obligation of each of BigBear and Ultimate to complete the Business Combination is also subject to the satisfaction, or waiver by BigBear, of the following conditions:

•

the accuracy of the representations and warranties of the Company and the Merger Sub as of the Closing Date, subject to certain materiality and material adverse effect thresholds, as more fully described in “Proposal No. 1—Approval of the Business Combination—Certain Agreements Related to the Business Combination—Merger Agreement—Conditions to Closing of the Business Combination” on page 144;

•

each of the covenants of the Company and the Merger Sub in the Merger Agreement, and the Sponsor in the Sponsor Agreement (as defined in the Merger Agreement), in each case, to be performed as of or prior to the Closing must have been performed in all material respects;

•	no material adverse effect shall have occurred since the date of the Merger Agreement and be continuing;

•

the Company must have delivered a certificate signed by an officer of the Company, dated as of the Closing Date, certifying that, to the knowledge and belief of such officer, the three preceding conditions have been fulfilled;

•

the Company shall have an aggregate amount of cash and cash equivalents available from any sources of not less than $350,000,000, which amount shall be net of any unpaid liabilities of the Company as of the Closing (other than any Acquiror Transaction Expenses, as defined in the Merger Agreement); and

•

the Company’s listing application with Nasdaq in connection with the transactions contemplated by the Merger Agreement shall have been approved, and the Company’s Common Stock, including the shares constituting the Equity Merger Consideration shall have been approved for listing on Nasdaq;

Regulatory Matters

Under the HSR Act and the rules that have been promulgated thereunder by the U.S. Federal Trade Commission (“FTC”), certain transactions may not be consummated unless information has been furnished to the Antitrust Division of the Department of Justice (“Antitrust Division”) and the FTC and certain waiting period requirements have been satisfied. The Business Combination is subject to these requirements and may not be completed until the expiration of a 30-day waiting period following the filing of the required Notification and Report Forms with the Antitrust Division and the FTC or until early termination is granted. On June 21, 2021, the Company and BigBear filed the required forms under the HSR Act with the Antitrust Division and the FTC. The latest of the 30-day waiting period with respect to the Business Combination expired at 11:59 p.m. Eastern time on July 21, 2021.

At any time before or after consummation of the Business Combination, notwithstanding any termination of the waiting period under the HSR Act, the applicable competition authorities could take such action under applicable antitrust laws as each deems necessary or desirable in the public interest, including seeking to enjoin the consummation of the Business Combination. Private parties may also seek to take legal action under the antitrust laws under certain circumstances. We cannot assure you that the Antitrust Division, the FTC, any state attorney general, or any other government authority will not attempt to challenge the Business Combination on antitrust grounds, and, if such a challenge is made, we cannot assure you as to its result. Neither the Company nor BigBear is aware of any material regulatory approvals or actions that are required for completion of the Business Combination other than the expiration or early termination of the waiting period under the HSR Act. It is presently contemplated that if any such additional regulatory approvals or actions are required, those approvals or actions will be sought. There can be no assurance, however, that any additional approvals or actions will be obtained.

Quorum and Required Vote for Proposals for the Special Meeting

A quorum of Company stockholders is necessary to hold a valid meeting. A quorum will be present at the Special Meeting if a majority of the Company’s Common Stock outstanding and entitled to vote at the Special Meeting is represented in person or by proxy. Abstentions will count as present for the purposes of establishing a quorum.

The approval of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Stock Plans Proposal, the Election of Directors Proposal and the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by holders of our Common Stock represented in person or by proxy and entitled to vote at the Special Meeting. The approval of the Charter Amendment Proposals requires the affirmative vote of holders of a majority of our outstanding shares of Common Stock entitled to vote thereon at the Special Meeting.

A failure to vote or an abstention will have no effect on the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Equity Plans Proposal, the Election of Directors Proposal and the Adjournment Proposal. However, an abstention or failure to vote will have the same effect as a vote “AGAINST” the Charter Amendment Proposals.

The proposals in this proxy statement (other than the Adjournment Proposal) are conditioned on the approval of the Business Combination Proposal and the Nasdaq Stock Issuance Proposal.

It is important for you to note that in the event that the Business Combination Proposal, the Nasdaq Stock Issuance Proposal or the Charter Amendment Proposals do not receive the requisite vote for approval, we will not consummate the Business Combination. If we do not consummate the Business Combination and fail to complete an initial business combination by the applicable deadline, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to our public stockholders.

Recommendation to Company Stockholders

Our Board believes that each of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Amendment Proposals, the Incentive Plan Proposal, the Election of Directors Proposal and the Adjournment Proposal to be presented at the Special Meeting is in the best interests of the Company and our stockholders and recommends that its stockholders vote “FOR” each of the proposals.

When you consider the recommendation of our Board in favor of approval of the Business Combination Proposal, you should keep in mind that our Sponsor and certain members of our Board and officers have interests in the Business Combination that are different from or in addition to (or which may conflict with) your interests as a stockholder. Stockholders should take these interests into account in deciding whether to approve the proposals presented at the Special Meeting, including the Business Combination Proposal. Please see “Special Meeting of Company Stockholders—Recommendation to Company Stockholders.”

Risk Factors

In evaluating the Business Combination and the proposals to be considered and voted on at the Special Meeting, you should carefully review and consider the risk factors set forth under the section entitled “Risk Factors” beginning on page 45 of this proxy statement. The occurrence of one or more of the events or circumstances described in that section, alone or in combination with other events or circumstances, may have a material adverse effect on (i) the ability of the Company or BigBear to complete the Business Combination, and (ii) the business, cash flows, financial condition and results of operations of BigBear prior to the consummation of the Business Combination and the post-combination company following consummation of the Business Combination.

SUMMARY HISTORICAL FINANCIAL INFORMATION OF THE COMPANY

The information presented below is derived from the Company’s unaudited interim financial statements and audited financial statements included elsewhere in this proxy statement for the three months ended March 31, 2021 and the year ended December 31, 2020 and the balance sheet data as of March 31, 2021 and December 31, 2020.

The Company’s historical results are not necessarily indicative of the results that may be expected for any other period in the future. You should read the summary historical financial data set forth below together with the Company’s financial statements and the accompanying notes included elsewhere in this proxy statement, the information in the sections entitled “The Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and “Information About the Company Prior to the Business Combination” and other financial information contained elsewhere in this proxy statement.

The Company is providing the following summary historical consolidated financial information to assist you in your analysis of the financial aspects of the Business Combination.

($ in thousand)	As of March 31, 2021	As of December 31, 2020
Balance Sheet Data:
Working capital	$2,550	$(240)
Cash	$2,173	$150
Cash and marketable securities held in Trust Account	$358,802	$—
Total assets	$361,791	$381
Total liabilities	$13,204	$390
Common stock subject to possible redemption	$343,587	$—
Stockholders’ equity (deficit)	$5,000	$(9)

($ in thousands, except share and per share amounts)	For the three months ended March 31, 2021	Period from December 4, 2020 (Date of Inception) through December 31, 2020
Statements of Operations Data:
Revenue	$—	$—
Operating expenses	$595	$34
Other expense	$22	$—
Interest income	$5	$—
Net income (loss)	$(614)	$(34)
Net loss attributable to common stockholders	$(616)	$(34)
Basic and diluted net loss per share	$(0.06)	$(0.01)
Weighted-average shares outstanding excluding shares subject to possible redemption—basic and diluted	10,375,485	2,501,357

SUMMARY HISTORICAL FINANCIAL INFORMATION OF BIGBEAR.AI HOLDINGS, LLC

(in thousands, except per share amounts)

The information presented below is derived from BigBear.ai Holdings, LLC’s (“BigBear”) unaudited condensed interim financial statements and audited financial statements included elsewhere in this proxy statement for the three months ended March 31, 2021 and 2020 and the years ended December 31, 2020, 2019 and 2018 and the balance sheet data as of March 31, 2021 and December 31, 2020 and 2019.

BigBear’s historical results are not necessarily indicative of the results that may be expected for any other period in the future. The information below is only a summary and should be read in conjunction with the sections entitled “BigBear’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and in our financial statements, and the notes and schedules related thereto, which are included elsewhere in this proxy statement.

Balance sheet data:

	Successor		Predecessor
	As of March 31, 2021	As of December 31, 2020	As of December 31, 2019
Cash and cash equivalents	$9,928	$9,704	$1,644
Total assets	218,221	218,365	15,948
Total liabilities	120,236	117,968	4,273
Total equity	97,985	100,397	11,675

Statement of operations data:

	Successor	Predecessor	Successor	Predecessor
	Three months ended March 31, 2021	Three months ended March 31, 2020	Period from May 22, 2020 through December 31, 2020	Period from January 1, 2020 through October 22, 2020	Year ended December 31, 2019	Year ended December 31, 2018
Revenues	$35,570	$18,407	$31,552	$59,765	$73,626	$49,439
Gross Margin	10,280	4,093	8,675	13,010	17,496	11,737
Operating (loss) income	(762)	1,235	(9,855)	5,293	6,382	3,917
Net (loss) income	(2,437)	1,180	(7,838)	5,289	6,246	3,863

Weighted average shares outstanding, basic and diluted	100		100
Basic and diluted net loss per common share	$(24)		$(78)

Statement of cash flow data:

	Successor	Predecessor	Successor	Predecessor
	Three months ended March 31, 2021	Three months ended March 31, 2020	Period from May 22, 2020 through December 31, 2020	Period from January 1, 2020 through October 22, 2020	Year ended December 31, 2019	Year ended December 31, 2018
Net cash (used in) provided by operating activities	$893	$5,371	$(7,416)	$8,614	$4,121	$1,884
Net cash (used in) provided by investing activities	(394)	(28)	(184,869)	(121)	(18)	(60)
Net cash (used in) provided by financing activities	(275)	(200)	201,989	(9,773)	(2,839)	(2,593)

SUMMARY UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

(in thousands except share and per share amounts)

The following summary unaudited pro forma condensed combined financial information (the “summary pro forma data”) gives effect to the acquisition by BigBear.ai, LLC (“BigBear.ai”) of (i) NuWave Solutions, LLC (“NuWave”) on June 19, 2020 (the “NuWave Acquisition”) and (ii) the Government Services division of ProModel Government Solutions, Inc. (“ProModel”) on December 21, 2020 (the “ProModel Acquisition”). The summary pro forma data additionally gives effect to (iii) the acquisition by PCISM Ultimate Holdings, LLC (“PCISM Ultimate Holdings”) of PCI Strategic Management, LLC (“PCI”) on October 23, 2020 (the “PCI Acquisition”), (iv) the acquisition by NuWave of Open Solutions Group, LLC (“Open Solutions”) on December 2, 2020 (the “Open Solutions Acquisition”), and (v) the Business Combination, in each case as described under “Unaudited Pro Forma Condensed Combined Financial Information.” The Business Combination is accounted for as a reverse recapitalization, with no goodwill or other intangible assets recorded, in accordance with GAAP. Under this method of accounting, GigCapital4 is treated as the “acquired” company for financial reporting purposes. Accordingly, for accounting purposes, the Business Combination is treated as the equivalent of BigBear issuing stock for the net assets of GigCapital4, accompanied by a recapitalization. The net assets of GigCapital4 are stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination are those of BigBear.

The summary unaudited pro forma condensed combined balance sheet data as of March 31, 2021 gives effect to the Business Combination as if it had occurred on March 31, 2021. The summary unaudited pro forma condensed combined statement of operations data for the year ended December 31, 2020 gives effect to the NuWave Acquisition, the PCI Acquisition, the Open Solutions Acquisition, the ProModel Acquisition, and the Business Combination, in each case, as if they had occurred on January 1, 2020. The summary unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2021 gives effect to the Business Combination as it had occurred on January 1, 2020.

The summary pro forma data have been derived from, and should be read in conjunction with, the more detailed unaudited pro forma condensed combined financial information (the “summary pro forma financial information”) appearing elsewhere in this proxy statement and the accompanying notes to the summary pro forma financial information. In addition, the summary pro forma financial information is based on, and should be read in conjunction with, the historical consolidated financial statements and related notes of the entities for the applicable periods included in this proxy statement. The summary unaudited pro forma data are not necessarily indicative of what the combined financial position or results of operations actually would have been had the NuWave Acquisition, the PCI Acquisition, the Open Solutions Acquisition, the ProModel Acquisition, or the Business Combination been completed as of the dates indicated. The unaudited pro forma condensed combined financial statements do not give effect to any anticipated synergies, operating efficiencies or cost savings that may be associated with the Business Combination. In addition, the summary unaudited pro forma data does not purport to project the future financial position or operating results of BigBear subsequent to the closing of the NuWave Acquisition, the PCI Acquisition, the Open Solutions Acquisition, the ProModel Acquisition, or the Business Combination.

The unaudited pro forma condensed combined financial information has been prepared assuming two alternative levels of redemption into cash of GigCapital4’s common stock:

•	Assuming no redemptions: This presentation assumes that no shares of GigCapital4 common stock are redeemed.

•

Assuming maximum redemptions: This presentation assumes that that the maximum number of shares of GigCapital4 common stock are redeemed such that the remaining funds held in the trust account after the payment of the redeeming shares’ pro-rata allocation are sufficient to satisfy the minimum closing cash condition of $350.0 million (“Available Closing Acquiror Cash”). This is based on the amount of $358.8 million in the trust account as of March 31, 2021, inclusive of accrued dividends and Note Financing of $200.0 million in connection with the Business Combination, and a redemption price of $10.00 per share. Under this scenario, approximately 20,880,167 shares of GigCapital4 common stock may be redeemed and still enable GigCapital4 to have sufficient Available Closing Acquiror Cash.

			Pro Forma
	GigCapital4	BigBear	No Redemptions	Maximum Redemptions
Unaudited pro forma condensed combined balance sheet data as of March 31, 2021 (in thousands)
Total assets	$361,791	$218,221	$535,668	$326,866
Total liabilities	13,204	120,236	201,887	201,887
Total equity	5,000	97,985	333,781	124,979

			Pro Forma
	GigCapital4	BigBear	No Redemptions	Maximum Redemptions
Unaudited pro forma condensed combined statement of operations data for the year ended December 31, 2020 (in thousands, except per share or per unit data)
Revenues	$—	$31,552	$138,992	$138,992
Operating loss	(34)	(9,855)	(69,950)	(69,950)
Net loss	(34)	(7,838)	(68,932)	(68,932)
Basic and diluted net loss per share of common stock			(0.38)	(0.43)

			Pro Forma
	GigCapital4	BigBear	No Redemptions	Maximum Redemptions
Unaudited pro forma condensed combined statement of operations data for the three months ended March 31, 2021 (in thousands, except per share or per unit data)
Revenues	$—	$35,570	$35,570	$35,570
Operating loss	(595)	(762)	(1,357)	(1,357)
Net loss	(614)	(2,437)	(3,906)	(3,906)
Basic and diluted net loss per share of common stock			(0.02)	(0.02)

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements included in this proxy statement and the exhibits hereto that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding GigCapital4’s and BigBear’s respective industries, future events, the proposed transactions between GigCapital4, Merger Sub, BigBear and Ultimate, the estimated or anticipated future results (including on a segment reporting basis) and benefits of the post-combination company following the Business Combination, including the likelihood and ability of the parties to successfully consummate the transactions contemplated by the Merger Agreement, future opportunities for the post-combination company following the Business Combination, and other statements that are not historical facts. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of BigBear’s and GigCapital4’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by you or any other investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of BigBear and GigCapital4. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the transactions contemplated by the Merger Agreement, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the post-combination company or the expected benefits of the transactions contemplated by the Merger Agreement or that the approval of GigCapital4’s stockholders is not obtained; failure to realize the anticipated benefits of the transactions contemplated by the Merger Agreement; risks relating to the uncertainty of the projected financial information (including on a segment reporting basis) with respect to BigBear; risks related to the rollout of the BigBear’s business and the timing of expected business milestones; the effects of competition on BigBear’s future business; the amount of redemption requests made by GigCapital4’s public stockholders; the ability of GigCapital4 or the post-combination company to issue equity or equity-linked securities in connection with the transactions contemplated by the Merger Agreement or in the future, and those factors discussed in GigCapital4’s final prospectus dated February 8, 2021 and Annual Report on Form 10-K for the fiscal year ended December 31, 2020, in each case, under the heading “Risk Factors,” and other documents of GigCapital4 filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither GigCapital4 nor BigBear presently know or that GigCapital4 or BigBear currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect GigCapital4’s and BigBear’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. GigCapital4 and BigBear anticipate that subsequent events and developments will cause GigCapital4’s and BigBear’s assessments to change. However, while GigCapital4 and BigBear may elect to update these forward-looking statements at some point in the future, GigCapital4 and BigBear specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing GigCapital4’s and BigBear’s assessments as of any date subsequent to the date of this proxy statement. Accordingly, undue reliance should not be placed upon the forward-looking statements. Certain market data information in this proxy statement is based on the estimates of BigBear and GigCapital4 management. BigBear and GigCapital4 obtained the industry, market and competitive position data used throughout this proxy statement from internal estimates and research as well as from industry publications and research, surveys and studies conducted by third parties. BigBear and GigCapital4 believe their estimates to be accurate as of the date of this proxy statement. However, this information may prove to be inaccurate because of the method by which BigBear or GigCapital4 obtained some of the data for its estimates or because this information cannot always be verified due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process.

RISK FACTORS

You should carefully review and consider the following risk factors and the other information contained in this proxy statement, including the financial statements and notes to the financial statements included herein, in evaluating the Business Combination and the proposals to be voted on at the Special Meeting. The following risk factors that apply to the business and operations of BigBear will also apply to the business and operations of the post-combination company following the completion of the Business Combination. The occurrence of one or more of the events or circumstances described in these risk factors, alone or in combination with other events or circumstances, may adversely affect the ability to complete or realize the anticipated benefits of the Business Combination, and may harm the business, cash flows, financial condition and results of operations of the post-combination company. These risk factors are not exhaustive. You should carefully consider the following risk factors in addition to the other information included in this proxy statement, including matters addressed in the section entitled “Cautionary Note Regarding Forward-Looking Statements.” New BigBear may face additional risks and uncertainties that are not presently known to it, or that BigBear currently deems immaterial, which may also impair New BigBear’s business or financial condition. The following discussion should be read in conjunction with the consolidated financial statements and notes to the financial statements included herein. Additional risks, beyond those summarized below may apply to our activities or operations as currently conducted or as we may conduct them in the future or in the markets in which we operate or may in the future operate. Consistent with the foregoing, we are exposed to a variety of risks, including risks associated with:

•	Our limited operating history as a combined company makes it difficult to evaluate our current business and future prospects;

•	The impact of health epidemics, including the COVID-19 pandemic, on our business, financial condition, growth and the actions we may take in response thereto;

•	The high degree of uncertainty of the level of demand for and market utilization of our solutions and products;

•	Substantial regulation and the potential for unfavorable changes to, or failure by us to comply with, these regulations, which could substantially harm our business and operating results;

•	Our dependency upon third-party service providers for certain technologies;

•	Increases in costs, disruption of supply or shortage of materials, which could harm our business;

•	Developments and projections relating to our competitors and industry;

•	The unavailability, reduction or elimination of government and economic incentives, which could have a material adverse effect on our business, prospects, financial condition and operating results;

•	Our management team’s limited experience managing a public company;

•	The possibility of our need to defend ourselves against fines, penalties and injunctions if we are determined to be promoting products for unapproved uses;

•	Concentration of ownership among our existing executive officers, directors and their respective affiliates, which may prevent new investors from influencing significant corporate decisions;

•

The lack of assurance that the combined company’s Common Stock will be approved for listing on Nasdaq or that the combined company will be able to comply with the continued listing standards of Nasdaq;

•

If the benefits of the Business Combination do not meet the expectations of investors or securities analysts, the potential for the market price of the Company’s securities or, following the Closing, the post-combination company’s securities, may decline;

•	The risk that the proposed Business Combination disrupts current plans and operations of our business as a result of the announcement and consummation of the transactions described herein; and

•

Following the consummation of the Business Combination, the post-combination company’s significant increased expenses and administrative burdens as a public company, which could have an adverse effect on its business, financial condition and results of operations.

Risks Relating to New BigBear

The risk factors referenced below relate to New BigBear after the consummation of the Business Combination. See “Information about New BigBear.” Unless otherwise indicated or the context otherwise requires, references in this section to “we,” “our,” “us” and other similar terms refer to New BigBear.

Risks Related to BigBear’s Business and Industry

We have a limited operating history, which makes it difficult to evaluate our prospects and future results of operations.

Since we commenced operations, our business has expanded organically through the delivery of enhanced solutions and expanded product offerings to our customers and through acquisitions. As a result of our limited operating history and evolving business, our ability to forecast our future results of operations is limited and subject to several uncertainties, including our ability to plan for and model future growth. Our historical revenue growth should not be considered indicative of our future performance. Further, in future periods, our revenue growth could slow. We have encountered and will encounter risks and uncertainties frequently experienced by growing companies in rapidly changing industries, such as the risks and uncertainties described herein. If our assumptions regarding these risks and uncertainties, which we use to plan our business, are incorrect or change, or if we do not address these risks successfully, our business could be adversely affected.

We may not be able to sustain our revenue growth rate in the future.

Although our revenue has increased in recent periods, there can be no assurances that revenue will continue to grow or do so at current rates, and you should not rely on the revenue of any prior quarterly or annual period as an indication of our future performance. Our revenue growth rate may decline in future periods. Many factors may contribute to declines in our revenue growth rate, including increased competition, slowing demand for our products and services from existing and new customers, a failure by us to continue capitalizing on growth opportunities including strategic acquisitions, terminations of existing contracts or failure to exercise existing options by our customers, our failure to execute on the existing backlog of customer contracts, the maturation of our business, and a contraction of our overall market, among others. If our revenue growth rate declines, our business, financial condition, and results of operations could be adversely affected.

Our results of operations and cash flows are substantially affected by our mix of fixed-price and time-and-material type contracts. Our profits may decrease and/or we may incur significant unanticipated costs if we do not accurately estimate the costs of these engagements.

We generate revenue through various fixed-price and time-and-material contracts. Some of our arrangements with our customers are on fixed-price contracts, rather than contracts in which payment to us is determined on a time and materials or other basis. These fixed-price contracts allow us to benefit from cost savings, but subject us to the risk of potential cost overruns, particularly for firm fixed-price contracts because we assume all of the cost burden. If our initial estimates are incorrect, we can lose money on these contracts. U.S. government contracts can expose us to potentially large losses because the U.S. government can hold us responsible for completing a project or, in certain circumstances, paying the entire cost of its replacement by another provider regardless of the size or foreseeability of any cost overruns that occur over the life of the contract. Because many of these contracts involve new technologies and applications and can last for years, unforeseen events, such as technological difficulties, fluctuations in the price of raw materials, a significant increase in inflation in the U.S. or other countries, problems with our suppliers and cost overruns, can result in the contractual price becoming less favorable or even unprofitable to us over time. Our failure to estimate accurately the resources and schedule required for a project, or our failure to complete our contractual obligations in a manner consistent with the project plan upon which our fixed-price contract was based, could adversely affect our overall profitability and could have a material adverse effect on our business, financial condition, and results of operations. We are consistently entering into contracts for large projects that magnify this risk. We have been required to commit unanticipated additional resources to complete projects in the past, which has occasionally resulted in losses on those contracts. We could experience similar situations in the future. In addition, we may fix the price for some projects at an early stage of the project engagement, which could result in a fixed price that is too low. Therefore, any changes from our original estimates could adversely affect our business, financial condition, and results of operations.

Our sales efforts involve considerable time and expense and our sales cycle is often long and unpredictable.

Our results of operations may fluctuate, in part, because of the intensive nature of our sales efforts and the length and unpredictability of our sales cycle. As part of our sales efforts, we invest considerable time and expense evaluating the specific organizational needs of our potential customers and educating these potential customers about the technical capabilities and value of our software and services. In the “land” phase of our business model, we often deploy prototype capabilities to potential customers at no or low cost initially to them for evaluation purposes, and there is no guarantee that we will be able to convert these engagements into long-term sales arrangements. In addition, we currently have a limited direct sales force, and our sales efforts have historically depended on the significant involvement of our senior management team. The length of our sales cycle, from initial demonstration to sale of our software and services, tends to be long and varies substantially from customer to customer. Our sales cycle often lasts six to nine months but can extend to a year or more for some customers. Because decisions to purchase our software involve significant financial commitments, potential customers generally evaluate our software at multiple levels within their organization, each of which often have specific requirements, and typically involve their senior management.

Our results of operations depend on sales to enterprise customers, which make product purchasing decisions based in part or entirely on factors, or perceived factors, not directly related to the features of the software, including, among others, that customer’s projections of business growth, uncertainty about economic conditions (including as a result of the ongoing COVID-19 outbreak), capital budgets, anticipated cost savings from the implementation of our software, potential preference for such customer’s internally-developed software solutions, perceptions about our business and software, more favorable terms offered by potential competitors, and previous technology investments. In addition, certain decision makers and other stakeholders within our potential customers tend to have vested interests in the continued use of internally developed or existing software, which may make it more difficult for us to sell our software and services. As a result of these and other factors, our sales efforts typically require an extensive effort throughout a customer’s organization, a significant investment of human resources, expense and time, including by our senior management, and there can be no assurances that we will be successful in making a sale to a potential customer. If our sales efforts to a potential customer do not result in sufficient revenue to justify our investments, our business, financial condition, and results of operations could be adversely affected.

Historically, existing customers have expanded their relationships with us, which has resulted in a limited number of customers accounting for a substantial portion of our revenue. If existing customers do not make subsequent purchases from us or renew their contracts with us, or if our relationships with our largest customers are impaired or terminated, our revenue could decline, and our results of operations would be adversely impacted.

We derive a significant portion of our revenue from existing customers that expand their relationships with us. Increasing the size and number of the deployments of our existing customers is a major part of our growth strategy. We may not be effective in executing this or any other aspect of our growth strategy. For example, revenue earned from customers contributing in excess of 10% of consolidated revenues were derived from two customers comprising 34% of revenue for the three months ended March 31, 2021 (Successor) and 70% for the three months ended March 31, 2020 (Predecessor), respectively. As of March 31, 2021, we have supported these customers for more than five years.

Certain customers, including customers that represent a significant portion of our business, have in the past reduced their spend with us as a result of budgetary pressure, which has reduced our anticipated future payments or revenue from these customers. It is not possible for us to predict the future level of demand from our larger customers for our software and applications.

While we generally engage customers through contracts with terms up to five years in length, our customers sometimes enter into shorter-term contracts, such as six-month engagements for specific capability developments or enhancements, which may not provide for automatic renewal and may require the customer to opt-in to extend the term. Our customers have no obligation to renew, upgrade, or expand their agreements with us after the terms of their existing agreements have expired. In addition, many of our customer contracts permit the customer to terminate their contracts with us with little or no notice required. If one or more of our customers terminate their contracts with us, whether for convenience, for default in the event of a breach by us, or for other reasons specified in our contracts, as applicable; if our customers elect not to renew their contracts with us; if our customers renew their contractual arrangements with us for shorter contract lengths or for a reduced scope; or if our customers otherwise seek to renegotiate terms of their existing agreements on terms less favorable to us, our business and results of operations could be adversely affected. This adverse impact would be even more pronounced for customers that represent a material portion of our revenue or business operations.

Our ability to renew or expand our customer relationships may decrease or vary due to a number of factors, including our customers’ satisfaction or dissatisfaction with our software and services, the frequency and severity of software and implementation errors, our software’s reliability, our pricing, the effects of general economic conditions and budgets, competitive offerings or alternatives, or reductions in our customers’ spending levels. Achieving such renewal or expansion of our customer contracts may require us to increasingly engage in sophisticated and costly sales efforts that may not result in additional sales. If our customers do not renew or expand their agreements with us or if they renew their contracts for shorter lengths or on other terms less favorable to us, our revenue may decline or grow more slowly than expected, and our business could suffer. Our business, financial condition, and results of operations would also be adversely affected if we face difficulty collecting our accounts receivable from our customers or if we are required to refund customer deposits.

We may not realize the full deal value of our customer contracts, which may result in lower than expected revenue.

As of March 31, 2021 and December 31, 2020, the total remaining deal value of the contracts that we had been awarded by, or entered into with, commercial and government customers, including existing contractual obligations, contract options available to those customers, and anticipated follow-on awards was $380 million and $409 million, respectively.

The majority of these contracts contain termination for convenience provisions. Additionally, the U.S. federal government is prohibited from exercising contract options more than one year in advance. As a result, there can be no guarantee that our customer contracts will not be terminated or that contract options will be exercised.

We may not realize all of the revenue from the full deal value of our customer contracts. This is because the actual timing and amount of revenue under contracts included are subject to various contingencies, including exercise of contractual options, customers terminating their contracts, and renegotiations of contracts. In addition, delays in the completion of the U.S. government’s budgeting process, the use of continuing resolutions, and a potential lapse in appropriations, or similar events in other jurisdictions, could adversely affect our ability to timely recognize revenue under certain government contracts.

Our results of operations and our key business measures are likely to fluctuate significantly on a quarterly basis in future periods and may not fully reflect the underlying performance of our business, which makes our future results difficult to predict and could cause our results of operations to fall below expectations.

Our quarterly results of operations, including cash flows, have fluctuated significantly in the past and are likely to continue to do so in the future. Accordingly, the results of any one quarter should not be relied upon as an indication of future performance. Our quarterly results, financial position, and operations are likely to fluctuate as a result of a variety of factors, many of which are outside of our control, and as a result, may not fully reflect the underlying performance of our business. Fluctuation in quarterly results may negatively impact the value of our common stock.

The timing of our sales cycles is unpredictable and is impacted by factors such as government budgeting and appropriation cycles, varying commercial fiscal years, and changing economic conditions. This can impact our ability to plan and manage margins and cash flows. Our sales cycles are often long, and it is difficult to predict exactly when, or if, we will make a sale with a potential customer or how quickly we can move them from the “land” phase into the profitable “expand” phase. As a result, large individual sales have, in some cases, occurred in quarters subsequent to those we anticipated, or have not occurred at all. The loss or delay of one or more large sales transactions in a quarter would impact our results of operations and cash flow for that quarter and any future quarters in which revenue from that transaction is lost or delayed. In addition, downturns in new sales may not be immediately reflected in our revenue because we generally recognize revenue over the term of our contracts. The timing of customer billing and payment varies from contract to contract. A delay in the timing of receipt of such collections, or a default on a large contract, may negatively impact our liquidity for the period and in the future. Because a substantial portion of our expenses are relatively fixed in the short-term and require time to adjust, our results of operations and liquidity would suffer if revenue falls below our expectations in a particular period.

Other factors that may cause fluctuations in our quarterly results of operations and financial position include, without limitation, those listed below:

•	The success of our sales and marketing efforts, including the success of pilot deployments;

•	Our ability to increase our margins;

•	The timing of expenses and revenue recognition;

•	The timing and amount of payments received from our customers;

•	Termination of one or more large contracts by customers, including for convenience;

•	The time and cost-intensive nature of our sales efforts and the length and variability of sales cycles;

•	The amount and timing of operating expenses related to the maintenance and expansion of our business and operations;

•	The timing and effectiveness of new sales and marketing initiatives;

•	Changes in our pricing policies or those of our competitors;

•	The timing and success of new products, features, and functionality introduced by us or our competitors;

•	Cyberattacks and other actual or perceived data or security breaches;

•

Our ability to hire and retain employees, in particular, those responsible for the development, operations and maintenance, and selling or marketing of our software; and our ability to develop and retain talented sales personnel who are able to achieve desired productivity levels in a reasonable period of time and provide sales leadership in areas in which we are expanding our sales and marketing efforts;

•	The amount and timing of our stock-based compensation expenses;

•	Changes in the way we organize and compensate our sales teams;

•	Changes in the way we operate and maintain our software;

•	Changes in the competitive dynamics of our industry;

•	The cost of and potential outcomes of future claims or litigation, which could have a material adverse effect on our business;

•	Changes in laws and regulations that impact our business, such as the Federal Acquisition Streamlining Act of 1994 (“FASA”);

•	Indemnification payments to our customers or other third parties;

•	Ability to scale our business with increasing demands;

•	The timing of expenses related to any future acquisitions; and

•	General economic, regulatory, and market conditions, including the impact of the COVID-19 pandemic.

In addition, our contracts generally contain termination for convenience provisions, and we may be obligated to repay prepaid amounts or otherwise not realize anticipated future revenue should we fail to provide future services as anticipated. These factors make it difficult for us to accurately predict financial metrics for future periods.

The variability and unpredictability of our quarterly results of operations, cash flows, or other operating metrics could result in our failure to meet our expectations or those of analysts that may cover us or investors with respect to revenue or other key metrics for a particular period. If we fail to meet or exceed such expectations for these or any other reasons, the trading price of our common stock could fall, and we could face costly lawsuits, including securities class action suits.

Our software is complex and may have a lengthy implementation process, and any failure of our software to satisfy our customers or perform as desired could harm our business, results of operations, and financial condition.

Our software and services are complex and are deployed in a wide variety of environments. Implementing our software can be a complex and lengthy process since we often configure our existing software for a customer’s unique environment. Inability to meet the unique needs of our customers may result in customer dissatisfaction and/or damage to our reputation, which could materially harm our business. Further, the proper use of our software may require training of the customer and the initial or ongoing services of our technical personnel over the contract term. If training and/or ongoing services require more of our expenditures than we originally estimated, our margins will be lower than projected.

In addition, if our customers do not use our software correctly or as intended, inadequate performance or outcomes may result. It is possible that our software may also be intentionally misused or abused by customers or their employees or third parties who obtain access and use of our software. Similarly, our software sometimes used by customers with smaller or less sophisticated IT departments, potentially resulting in sub-optimal performance at a level lower than anticipated by the customer. Because our customers rely on our software and services to address important business goals and challenges, the incorrect or improper use or configuration of our software, failure to properly train customers on how to efficiently and effectively use our software, or failure to properly provide implementation or analytical or maintenance services to our customers may result in contract terminations or non-renewals, reduced customer payments, negative publicity, or legal claims against us. For example, as we continue to expand our customer base, any failure by us to properly provide these services may result in lost opportunities for follow-on expansion sales of our software and services.

Furthermore, if customer personnel are not well trained in the use of our software, customers may defer the deployment of our software and services, may deploy them in a more limited manner than originally anticipated, or may not deploy them at all. If there is substantial turnover of the company or customer personnel responsible for procurement and use of our software, our software may go unused or be adopted less broadly, and our ability to make additional sales may be substantially limited, which could negatively impact our business, results of operations, and growth prospects.

If we do not successfully develop and deploy new technologies to address the needs of our customers, our business and results of operations could suffer.

Our success has been based on our ability to design software that enables the integration of large amounts of data to facilitate advanced data analysis, knowledge management, and decision support in real-time. We spend substantial amounts of time and money researching and developing new technologies and enhanced versions of existing features to meet our customers’ and potential customers’ rapidly evolving needs. There is no assurance that our enhancements to our software or our new product features, capabilities, or offerings, including new product modules, will be compelling to our customers or gain market acceptance. If our research and development investments do not accurately anticipate customer demand or if we fail to develop our software in a manner that satisfies customer preferences in a timely and cost-effective manner, we may fail to retain our existing customers or increase demand for our software.

The introduction of new products and services by competitors or the development of entirely new technologies to replace existing offerings could make our software obsolete or adversely affect our business, financial condition, and results of operations. We may experience difficulties with software development, design, or marketing that delay or prevent our development, introduction, or implementation of new software, features, or capabilities. We have in the past experienced delays in our internally planned release dates of new features and capabilities, and there can be no assurance that new software, features, or capabilities will be released according to schedule. Any delays could result in adverse publicity, loss of revenue or market acceptance, or claims by customers brought against us, any of which could harm our business. Moreover, the design and development of new software or new features and capabilities to our existing software may require substantial investment, and we have no assurance that such investments will be successful. If customers do not widely adopt our new software, experiences, features, and capabilities, we may not be able to realize a return on our investment and our business, financial condition, and results of operations may be adversely affected.

Our new and existing software and changes to our existing software could fail to attain sufficient market acceptance for many reasons, including:

•	Our failure to predict market demand accurately in terms of product functionality and to supply offerings that meet this demand in a timely fashion;

•	Product defects, errors, or failures or our inability to satisfy customer service level requirements;

•	Negative publicity or negative private statements about the security, performance, or effectiveness of our software or product enhancements;

•	Delays in releasing to the market our new offerings or enhancements to our existing offerings, including new product modules;

•	Introduction or anticipated introduction of competing software or functionalities by our competitors;

•	Inability of our software or product enhancements to scale and perform to meet customer demands;

•

Receiving qualified or adverse opinions in connection with security or penetration testing, certifications or audits, such as those related to IT controls and security standards and frameworks or compliance;

•	Poor business conditions for our customers, causing them to delay software purchases;

•	Reluctance of customers to purchase proprietary software products;

•	Reluctance of our customers to purchase products hosted by our vendors and/or service interruption from such providers; and

•	Reluctance of customers to purchase products incorporating open source software.

If we are not able to continue to identify challenges faced by our customers and develop, license, or acquire new features and capabilities to our software in a timely and cost-effective manner, or if such enhancements do not achieve market acceptance, our business, financial condition, results of operations, and prospects may suffer and our anticipated revenue growth may not be achieved.

Because we derive, and expect to continue to derive, a substantial percentage of our revenue from customers purchasing our software, market acceptance of these products, and any enhancements or changes thereto, is critical to our success.

The competitive position of our software depends in part on their ability to operate with third-party products and services, and if we are not successful in maintaining and expanding the compatibility of our software with such third-party products and services, our business, financial condition, and results of operations could be adversely impacted.

The competitive position of our software depends in part on their ability to operate with products and services of third parties, software services, and infrastructure, including but not limited to, in connection with our joint ventures, channel sales relationships, platform partnerships, strategic alliances, and other similar arrangements where applicable. As such, we must continuously modify and enhance our software to adapt to changes in, or to be integrated or otherwise compatible with, hardware, software, networking, browser, and database technologies. In the future, one or more technology companies may choose not to support the operation of their hardware, software, or infrastructure, or our software may not support the capabilities needed to operate with such hardware, software, or infrastructure. In addition, to the extent that a third-party were to develop software or services that compete with ours, that provider may choose not to support one or more of our software. We intend to facilitate the compatibility of our software with various third-party hardware, software, and infrastructure by maintaining and expanding our business and technical relationships. If we are not successful in achieving this goal, our business, financial condition, and results of operations could be adversely impacted.

If we fail to manage future growth effectively, our business could be harmed.

Since our founding, we have experienced rapid growth. We operate in a growing market and have experienced, and may continue to experience, significant expansion of our operations. This growth has placed, and may continue to place, a strain on our employees, management systems, operational, financial, and other resources. As we have grown, we have increasingly managed larger and more complex deployments of our software and services with a broader base of government and commercial customers. As we continue to grow, we face challenges of integrating, developing, retaining, and motivating a rapidly growing employee base. In the event of continued growth of our operations, our operational resources, including our information technology systems, our employee base, or our internal controls and procedures may not be adequate to support our operations and deployments. Managing our growth may require significant expenditures and allocation of valuable management resources, improving our operational, financial, and management processes and systems, and effectively expanding, training, and managing our employee base. If we fail to achieve the necessary level of efficiency in our organization as it grows, our business, financial condition, and results of operations would be harmed. As our organization continues to grow, we may find it increasingly difficult to maintain the benefits of our traditional company culture, including our ability to quickly respond to customers, and avoid unnecessary delays that may be associated with a formal corporate structure. This could negatively affect our business performance or ability to hire or retain personnel in the near- or long-term.

In addition, our rapid growth may make it difficult to evaluate our future prospects. Our ability to forecast our future results of operations is subject to a number of uncertainties, including our ability to effectively plan for and model future growth. We have encountered in the past, and may encounter in the future, risks and uncertainties frequently experienced by growing companies in rapidly changing industries. If we fail to achieve the necessary level of efficiency in our organization as it grows, or if we are not able to accurately forecast future growth, our business, financial condition, and results of operations would be harmed.

If we are unable to hire, retain, train, and motivate qualified personnel and senior management and deploy our personnel and resources to meet customer demand around the world, our business could suffer.

Our ability to compete in the highly competitive technology industry depends upon our ability to attract, motivate, and retain qualified personnel. We are highly dependent on the continued contributions of our management team, including their customer relationships, expertise in science and technology, business development experience, and innovative management in both public and private sectors. These contributions are integral to our growth and would be difficult to replace. Some of our executive officers and key personnel are at-will employees and may terminate their employment relationship with us at any time. The loss of the services of our key personnel and any of our other executive officers, and our inability to find suitable replacements, could result in a decline in sales, delays in product development, and harm to our business and operations.

At times, we have experienced, and we may continue to experience, difficulty in hiring and retaining personnel with appropriate qualifications, and we may not be able to fill positions in a timely manner or at all. Potential candidates may not perceive our compensation package, including our equity awards, as favorably as personnel hired prior to our listing. In addition, our recruiting personnel, methodology, and approach may need to be altered to address a changing candidate pool and profile. We may not be able to identify or implement such changes in a timely manner. In addition, we may incur significant costs to attract and recruit skilled personnel, and we may lose new personnel to our competitors or other technology companies before we realize the benefit of our investment in recruiting and training them. As we move into new geographies, we will need to attract and recruit skilled personnel in those geographic areas, but it may be challenging for us to compete with traditional local employers in these regions for talent. If we fail to attract new personnel or fail to retain and motivate our current personnel who can meet our growing technical, operational, and managerial requirements on a timely basis or at all, our business may be harmed. In addition, certain personnel may be required to receive various security clearances and substantial training to work on certain customer engagements or to perform certain tasks. Necessary security clearances may be delayed or unsuccessful, which may negatively impact our ability to perform on our U.S. and non-U.S. government contracts in a timely manner or at all.

Our success depends on our ability to effectively source and staff people with the right mix of skills and experience to perform services for our customers, including our ability to transition personnel to new assignments on a timely basis. If we are unable to effectively utilize our personnel on a timely basis to fulfill the needs of our customers, our business could suffer.

We face intense competition for qualified personnel, especially software engineers and data scientists, in major U.S. markets, where a large portion of our personnel are based. We incur costs related to attracting, relocating, and retaining qualified personnel in these highly competitive markets, including leasing real estate in prime areas in these locations. Further, many of the companies with which we compete for qualified personnel have greater resources than we have. Additionally, laws and regulations, such as restrictive immigration laws, may limit our ability to recruit outside of the United States. If we fail to attract new personnel or to retain our current personnel, our business and operations could be harmed.

We seek to retain and motivate existing personnel through our compensation practices, company culture, and career development opportunities. We may need to invest significant amounts of cash and equity for new and existing employees, and we may never realize returns on these investments. If the perceived value of our equity awards declines, or if the mix of equity and cash compensation that we offer is less attractive than that of our competitors, it may adversely affect our ability to recruit and retain highly skilled personnel. Employees may also be more likely to leave us if the shares of our capital stock they own or the shares of our capital stock underlying their equity incentive awards have significantly reduced in value or the vested shares of our capital stock they own or vested shares of our capital stock underlying their equity incentive awards have significantly appreciated. In addition, many of our employees may receive significant proceeds from sales of our equity in the public markets at some point after the closing of the Business Combination, which may reduce their motivation to continue to work for us. Any of these factors could harm our business, financial condition, and results of operations.

If we are unable to successfully deploy our marketing and sales organization in a timely manner, or at all, or to successfully hire, retain, train, and motivate our sales personnel, our growth and long-term success could be adversely impacted.

We currently have a growing, but limited, direct sales force and our sales efforts have historically depended on the significant direct involvement of our senior management team. The successful execution of our strategy to increase our sales to existing customers, identify and engage new customers, and enter new markets will depend, among other things, on our ability to successfully build and expand our sales organization and operations. Identifying, recruiting, training, and managing sales personnel requires significant time, expense, and attention, including from our senior management and other key personnel, which could adversely impact our business, financial condition, and results of operations in the short and long term.

In order to successfully scale our unique sales model, we must, and we intend to continue to, increase the size of our direct sales force, both in the United States and outside of the United States, to generate additional revenue from new and existing customers while preserving the cultural and mission-oriented elements of our company. If we do not hire enough qualified sales personnel, our future revenue growth and business could be adversely impacted. It may take a significant period of time before our sales personnel are fully trained and productive, particularly in light of our unique sales model, and there is no guarantee we will be successful in adequately training and effectively deploying our sales personnel. In addition, we may need to invest significant resources in our sales operations to enable our sales organization to run effectively and efficiently, including supporting sales strategy planning, sales process optimization, data analytics and reporting, and administering incentive compensation arrangements. Furthermore, hiring personnel in new countries requires additional setup and upfront costs that we may not recover if those personnel fail to achieve full productivity in a timely manner. Our business would be adversely affected if our efforts to build, expand, train, and manage our sales organization are not successful. We periodically change and make adjustments to our sales organization in response to market opportunities, competitive threats, management changes, product introductions or enhancements, acquisitions, sales performance, increases in sales headcount, cost levels, and other internal and external considerations. Any future sales organization changes may result in a temporary reduction of productivity, which could negatively affect our rate of growth. In addition, any significant change to the way we structure and implement the compensation of our sales organization may be disruptive or may not be effective and may affect our revenue growth. If we are unable to attract, hire, develop, retain, and motivate qualified sales personnel, if our new sales personnel are unable to achieve sufficient sales productivity levels in a reasonable period of time or at all, if our marketing programs are not effective or if we are unable to effectively build, expand, and manage our sales organization and operations, our sales and revenue may grow more slowly than expected or materially decline, and our business may be significantly harmed.

Our ability to sell our software and services to customers is dependent on the quality of our offerings, and our failure to maintain the quality of our offerings could have a material adverse effect on our sales and results of operations.

Once our software is deployed and integrated with our customers’ existing information technology investments, our customers depend on our support to resolve any issues relating to our products. Increasingly, our software is deployed in large-scale, complex technology environments, and we believe our future success will depend on our ability to increase sales of our products into these environments. Our ability to provide effective ongoing support in a timely, efficient, or scalable manner may depend in part on our customers’ environments and their ability to maintain and/or modernize their IT infrastructure.

In addition, our ability to provide effective services is largely dependent on our ability to attract, train, and retain qualified personnel with experience in supporting customers on software such as ours. The number of our customers has grown significantly, and that growth has and may continue to put additional pressure on our services teams. We may be unable to respond quickly enough to accommodate short-term increases in customer demand for our products. Increased customer demand for support, without corresponding revenue, could increase costs and negatively affect our business and results of operations. In addition, as we continue to grow our operations and expand outside of the United States, we need to be able to provide efficient services that meet our customers’ needs globally at scale, and our services teams may face additional challenges, including those associated with operating the software and delivering support, training, and documentation in languages other than English and providing services across expanded time-zones. If we are unable to provide efficient deployment and support services globally at scale, our ability to grow our operations may be harmed, and we may need to hire additional services personnel, which could negatively impact our business, financial condition, and results of operations.

Our customers typically need training in the proper use of and the variety of benefits that can be derived from our software to realize its full potential. If we do not effectively deploy, update, or upgrade our products, help our customers quickly resolve post-deployment issues, and provide effective ongoing support, our ability to sell additional products and services to customers could be adversely affected, we may face negative publicity, and our reputation with potential customers could be damaged. Many enterprise and government customers require higher levels of services than smaller customers. If we fail to meet the requirements of the larger customers, it may be more difficult to execute on our strategy to increase our penetration with larger customers. As a result, our failure to maintain high quality services may have a material adverse effect on our business, financial condition, results of operations, and growth prospects.

If we are not able to grow, maintain, and enhance our brand and reputation, our relationships with our customers, partners, and employees may be harmed, and our business and results of operations may be adversely affected.

We believe growing, maintaining, and enhancing our brand identity and reputation is important to our relationships with, and to our ability to attract and retain customers, partners, investors, and employees. The successful promotion of our brand depends upon our ability to continue to offer high-quality software, maintain strong relationships with our customers, the community, and others, while successfully differentiating our software from those of our competitors. Unfavorable media coverage may adversely affect our brand and reputation. We anticipate that as our market becomes increasingly competitive, maintaining and enhancing our brand may become increasingly difficult and expensive. Brand promotion activities may not yield increased revenue, and even if they do, the increased revenue may not offset the expenses we incur in building and maintaining our brand and reputation. If we do not successfully grow, maintain, and enhance our brand identity and reputation, or if we are unable to sell legacy products under the “BigBear.ai” brand name, we may fail to attract and retain employees, customers, investors, or partners, grow our business, or sustain pricing power, all of which could adversely impact our business, financial condition, results of operations, and growth prospects. Additionally, despite our internal safeguards and efforts to the contrary, we cannot guarantee that our customers will not ultimately use our software for purposes inconsistent with our company values, and such uses may harm our brand and reputation.

Our reputation and business may be harmed by news or social media coverage of BigBear, including but not limited to coverage that presents, or relies on, inaccurate, misleading, incomplete, or otherwise damaging information.

Publicly available information regarding BigBear has historically been limited, in part due to the sensitivity of our work with customers or contractual requirements limiting or preventing public disclosure of certain aspects of our work or relationships with certain customers. As our business has grown and as interest in BigBear and the technology industry overall has increased, we have attracted, and may continue to attract, significant attention from news and social media outlets, including unfavorable coverage and coverage that is not directly attributable to statements authorized by our leadership, that incorrectly reports on statements made by our leadership or employees and the nature of our work, perpetuates unfounded speculation about company involvements, or that is otherwise misleading. If such news or social media coverage presents, or relies on, inaccurate, misleading, incomplete, or otherwise damaging information regarding BigBear, such coverage could damage our reputation in the industry and with current and potential customers, employees, and investors, and our business, financial condition, results of operations, and growth prospects could be adversely affected. Due to the sensitive nature of our work and our confidentiality obligations and despite our ongoing efforts to provide increased transparency into our business, operations, and product capabilities, we may be unable to or limited in our ability to respond to such harmful coverage, which could have a negative impact on our business.

Our relationships with government customers and customers that are engaged in certain sensitive industries, including organizations whose products or activities are or are perceived to be harmful, has resulted in public criticism, including from political and social activists, and unfavorable coverage in the media. Criticism of our relationships with customers could potentially engender dissatisfaction among potential and existing customers, investors, and employees with how we address political and social concerns in our business activities. Conversely, being perceived as yielding to activism targeted at certain customers could damage our relationships with certain customers, including governments and government agencies with which we do business, whose views may or may not be aligned with those of political and social activists. Actions we take in response to the activities of our customers, up to and including terminating our contracts or refusing a particular product use case could harm our brand and reputation. In either case, the resulting harm to our reputation could:

•	Cause certain customers to cease doing business with us;

•	Impair our ability to attract new customers, or to expand our relationships with existing customers;

•	Diminish our ability to hire or retain employees;

•	Undermine our standing in professional communities to which we contribute and from which we receive expert knowledge; or

•	Prompt us to cease doing business with certain customers.

Any of these factors could adversely impact our business, financial condition, and results of operations.

Our pricing for our software and services may change to address market conditions.

We may have to change or adjust our pricing model in response to general economic conditions, competitor pricing, customer budgets, pricing studies, or findings demonstrating how customers consume our products and services. Additionally, as we introduce our products into new markets, we may need to tailor our pricing structure to address conditions or trends in specific markets. In addition, as new and existing competitors introduce new products or services that compete with ours, or revise their pricing structures, we may be unable to attract new customers at the same price or based on the same pricing model as we have used historically. Moreover, as we continue to target selling our software and services to larger organizations, these larger organizations may demand substantial price concessions. In addition, we may need to change pricing policies to accommodate government pricing guidelines for our contracts with federal, state, and local government agencies. If we are unable to modify or develop pricing models and strategies that are attractive to existing and prospective customers, while enabling us to significantly grow our sales and revenue relative to our associated costs and expenses in a reasonable period of time, our business, financial condition, and results of operations may be adversely impacted.

If our government customers are not able or willing to accept our software-based business model, instead of a labor-based business model, our business and results of operations could be negatively impacted.

Our software is generally offered on a productized basis to minimize our customers’ overall cost of acquisition, maintenance, and deployment time of our products. Many of our government customers and potential customers are instead generally familiar with the practice of purchasing or licensing software through labor contracts, where custom software is written for specific applications, the intellectual property for specific use cases is often owned by the customer, and the software typically requires additional labor contracts for modifications, updates, and services during the life of that specific software. Customers may be unable or unwilling to accept our model of commercial software procurement. Should our customers be unable or unwilling to accept this model of commercial software procurement, our growth could be materially diminished, which could adversely impact our business, financial condition, results of operations, and growth prospects.

Certain estimates of market opportunity included in this proxy statement may prove to be inaccurate.

This proxy statement includes our internal estimates of the addressable market for our software and services. Market opportunity estimates, whether obtained from third-party sources or developed internally, are subject to significant uncertainty and are based on assumptions and estimates that may not prove to be accurate. The estimates in this proxy statement relating to the size of our target market, market demand and adoption, capacity to address this demand, and pricing may prove to be inaccurate. The addressable market we estimate may not materialize for many years, if ever, and even if the markets in which we compete meet the size estimates in this proxy statement, our business could fail to successfully address or compete in such markets.

We face intense competition in our markets, and we may lack sufficient financial or other resources to maintain or improve our competitive position.

The markets for our software are very competitive, and we expect such competition to continue or increase in the future. A significant number of companies are developing products that currently, or in the future may, compete with some or all aspects of our proprietary software. We may not be successful in convincing the management teams of our potential customers to deploy our software in lieu of existing software solutions or in-house software development projects often favored by internal IT departments or other competitive products and services. In addition, our competitors include large enterprise software companies, government contractors, and system integrators, and we may face competition from emerging companies as well as established companies who have not previously entered this market. Additionally, we may be required to make substantial additional investments in our research, development, services, marketing, and sales functions in order to respond to competition, and there can be no assurance that we will be able to compete successfully in the future.

Many of our existing competitors have, and some of our potential competitors could have, substantial competitive advantages such as:

•	Greater name recognition, longer operating histories, and larger customer bases;

•	Larger sales and marketing budgets and resources and the capacity to leverage their sales efforts and marketing expenditures across a broader portfolio of products;

•	Broader, deeper, or otherwise more established relationships with technology, channel and distribution partners, and customers;

•	Wider geographic presence or greater access to larger potential customer bases;

•	Greater focus in specific geographies;

•	Lower labor and research and development costs;

•	Larger and more mature intellectual property portfolios; and

•	Substantially greater financial, technical, and other resources to provide services, to make acquisitions, and to develop and introduce new products and capabilities.

In addition, some of our larger competitors have substantially broader and more diverse product and service offerings and may be able to leverage their relationships with distribution partners and customers based on other products or incorporate functionality into existing products to gain business in a manner that discourages customers from purchasing our software, including by selling at zero or negative margins, product bundling, or offering closed technology software. Potential customers may also prefer to purchase from their existing provider rather than a new provider regardless of software performance or features. As a result, even if the features of our software offer advantages that others do not, customers may not purchase our software. These larger competitors often have broader product lines and market focus or greater resources and may therefore not be as susceptible to economic downturns or other significant reductions in capital spending by customers. If we are unable to sufficiently differentiate our software from the integrated or bundled products of our competitors, such as by offering enhanced functionality, performance, or value, we may see a decrease in demand for those software, which could adversely affect our business, financial condition, and results of operations.

In addition, new, innovative start-up companies and larger companies that are making significant investments in research and development may introduce products that have greater performance or functionality, are easier to implement or use, incorporate technological advances that we have not yet developed, or implemented or may invent similar or superior software and technologies that compete with our software. Our current and potential competitors may also establish cooperative relationships among themselves or with third parties that may further enhance their resources.

Some of our competitors have made or could make acquisitions of businesses that allow them to offer more competitive and comprehensive solutions. As a result of such acquisitions, our current or potential competitors may be able to accelerate the adoption of new technologies that better address customer needs, devote greater resources to bring these products and services to market, initiate or withstand substantial price competition, or develop and expand their product and service offerings more quickly than we do. These competitive pressures in our market, or our failure to compete effectively, may result in fewer orders, reduced revenue and margins, and loss of market share. In addition, it is possible that industry consolidation may impact customers’ perceptions of the viability of smaller or even mid-size software firms and consequently customers’ willingness to purchase from such firms.

We may not compete successfully against our current or potential competitors. If we are unable to compete successfully, or if competing successfully requires us to take costly actions in response to the actions of our competitors, our business, financial condition, and results of operations could be adversely affected. In addition, companies competing with us may have an entirely different pricing or distribution model. Increased competition could result in fewer customer orders, price reductions, reduced margins, and loss of market share, any of which could harm our business and results of operations.

Our culture emphasizes rapid innovation and advancement of successful hires who may, in some cases, have limited prior industry expertise and prioritizes customer outcomes over short-term financial results, and if we cannot maintain or properly manage our culture as we grow, our business may be harmed.

We have a culture that encourages employees to quickly develop and launch key technologies and software intended to solve our customers’ most important problems and prioritizes the advancement of employees to positions of significant responsibility based on merit despite, in some cases, limited prior work or industry experience. Some of our hiring into technical roles comes through our internship program or from candidates joining us directly from undergraduate or graduate engineering programs rather than industry hires. Successful entry-level hires are often quickly advanced and rewarded with significant responsibilities, including in important customer-facing roles as project managers, development leads, and product managers. Larger competitors, such as defense contractors, system integrators, and large software and service companies that traditionally target large enterprises typically have more sizeable direct sales forces staffed by individuals with significantly more industry experience than our customer-facing personnel, which may negatively impact our ability to compete with these larger competitors. As our business grows and becomes more complex, the staffing of customer-facing personnel, some of whom may have limited industry experience, may result in unintended outcomes or in decisions that are poorly received by customers or other stakeholders. For example, in many cases we launch, at our expense, pilot deployments with customers without a long-term contract in place, and some of those deployments have not resulted in the customer’s adoption or expansion of its use of our software and services, or the generation of significant, or any, revenue or payments. In addition, as we continue to grow, including geographically, we may find it difficult to maintain our culture.

Our culture also prioritizes customer outcomes over short-term financial results, and we frequently make service and product decisions that may reduce our short-term revenue or cash flow if we believe that the decisions are consistent with our mission and responsive to our customers’ goals and thereby have the potential to improve our financial performance over the long term. These decisions may not produce the long-term benefits and results that we expect or may be poorly received in the short term by our investors, in which case our customer growth and our business, financial condition, and results of operations may be harmed.

We may not enter into relationships in select countries or with potential customers if their activities or objectives are inconsistent with our mission or values.

We generally do not enter into business with customers or governments whose positions or actions we consider inconsistent with our mission to support Western liberal democracy and its strategic allies. Our decisions to not enter into these relationships may not produce the long-term financial benefits and results that we expect, in which case our growth prospects, business, and results of operations could be harmed. Although we endeavor to do business with customers and governments that are aligned with our mission and values, we cannot predict how the activities and values of our government and private sector customers will evolve over time, and they may evolve in a manner inconsistent with our mission.

Joint ventures, channel sales relationships, platform partnerships, strategic alliances, or subcontracting opportunities may have a material adverse effect on our business, results of operations and prospects.

We expect to continue to enter into joint ventures, channel sales relationships (including original equipment manufacturer (“OEM”) and reseller relationships), platform partnerships, strategic alliances, and subcontracting relationships as part of our long-term business strategy. Joint ventures, channel sales relationships, platform partnerships, strategic alliances, subcontracting relationships, and other similar arrangements involve significant investments of both time and resources, and there can be no assurances that they will be successful. They may present significant challenges and risks, including that they may not advance our business strategy, we may get an unsatisfactory return on our investment or lose some or all of our investment, they may distract management and divert resources from our core business, including our business development and product development efforts, they may expose us to unexpected liabilities, they may conflict with our increased sales hiring and direct sales strategy, or we may choose a partner that does not cooperate as we expect them to and that fails to meet its obligations or that has economic, business, or legal interests or goals that are inconsistent with ours.

For example, in May 2020, we entered into a Joint Venture agreement with iNovex Information Systems Incorporated (iNovex) and Advanced Performance Systems (APS) to pursue a competitive solicitation with a U.S. intelligence agency. The agreement allowed us to share the considerable investment costs for the proposal and offer the customer the ability to award the contract to a single entity with considerable incumbency, but there is no guarantee the venture will be awarded the contract or any of the associated costs will be recovered.

Entry into certain joint ventures, channel sales relationships, platform partnerships, or strategic alliances now or in the future may be subject to government regulation, including review by U.S. or foreign government entities related to foreign direct investment. If a joint venture or similar arrangement were subject to regulatory review, such regulatory review might limit our ability to enter into the desired strategic alliance and thus our ability to carry out our long-term business strategy.

As our joint ventures, channel sales relationships, platform partnerships, and strategic alliances come to an end or terminate, we may be unable to renew or replace them on comparable terms, or at all. When we enter into joint ventures, channel sales relationships, platform partnerships, and strategic alliances, our partners may be required to undertake some portion of sales, marketing, implementation services, engineering services, or software configuration that we would otherwise provide. In such cases, our partner may be less successful than we would have otherwise been absent the arrangement and our ability to influence, or have visibility into, the sales, marketing, and related efforts of our partners may be limited. In the event we enter into an arrangement with a particular partner, we may be less likely (or unable) to work with one or more direct competitors of our partner with which we would have worked absent the arrangement. We may have interests that are different from our joint venture partners and/or which may affect our ability to successfully collaborate with a given partner. Similarly, one or more of our partners in a joint venture, channel sales relationship, platform partnership, or strategic alliance may independently suffer a bankruptcy or other economic hardship that negatively affects its ability to continue as a going concern or successfully perform on its obligation under the arrangement. Moreover, we cannot guarantee that the partners with whom we have strategic relationships will continue to devote the resources necessary to expand our reach and increase our distribution. In addition, customer satisfaction with our products provided in connection with these arrangements may be less favorable than anticipated, negatively impacting anticipated revenue growth and results of operations of arrangements in question. Further, some of our strategic partners offer competing products and services or work with our competitors. As a result of these and other factors, many of the companies with which we have or are seeking joint ventures, channel sales relationships, platform partnerships, or strategic alliances may choose to pursue alternative technologies and develop alternative products and services in addition to or in lieu of our software, either on their own or in collaboration with others, including our competitors. If we are unsuccessful in establishing or maintaining our relationships with these partners, our ability to compete in a given marketplace or to grow our revenue would be impaired, and our results of operations may suffer. Even if we are successful in establishing and maintaining these relationships with our partners, we cannot assure you that these relationships will result in increased customer usage of our software or increased revenue. Additionally, if our partners’ brand, reputation, or products are negatively impacted in any way, that could impact our expected outcomes in those markets.

In addition, some of our sales to government entities have been made, and in the future may be made, indirectly through our channel partners. Government entities may have statutory, contractual, or other legal rights to terminate contracts with our channel partners for convenience or due to a default, and, in the future, if the portion of government contracts that are subject to renegotiation or termination at the election of the government entity are material, any such termination or renegotiation may adversely impact our future operating results. In the event of such termination, it may be difficult for us to arrange for another channel partner to sell our software to these customers in a timely manner, and we could lose sales opportunities during the transition. Government entities routinely investigate and audit government contractors’ administrative processes, and any unfavorable audit could result in the government entity refusing to renew its subscription for our software, a reduction of revenue, or fines or civil or criminal liability if the audit uncovers improper or illegal activities.

Further, winding down joint ventures, channel sales relationships, platform partnerships, or other strategic alliances can result in additional costs, litigation, and negative publicity. Any of these events could adversely affect our business, financial condition, results of operations, and growth prospects.

We have business and customer relationships with certain entities who are stockholders or are affiliated with our directors, or both, and conflicts of interest may arise because of such relationships.

Some of our customers and other business partners are affiliated with certain of our directors or hold shares of our capital stock, or both. For example, in July 2021, we entered into a Memorandum of Understanding (MOU) with UAV Factory, a company owned by AE Industrial Partners, whereby BigBear will develop AI/ML capabilities for UAV Factory’s unmanned systems and components use in autonomous operations within the commercial and defense markets. We believe that the transactions and agreements that we have entered into with related parties are on terms that are at least as favorable as could reasonably have been obtained at such time from third parties. However, these relationships could create, or appear to create, potential conflicts of interest when our board of directors is faced with decisions that could have different implications for us and these other parties or their affiliates. In addition, conflicts of interest may arise between us and these other parties and their affiliates. The appearance of conflicts, even if such conflicts do not materialize, might adversely affect the public’s perception of us, as well as our relationship with other companies and our ability to enter into new relationships in the future, including with competitors of such related parties, which could harm our business and results of operations.

If we are not successful in executing our strategy to increase our sales to larger customers, our results of operations may suffer.

An important part of our growth strategy is to increase sales of our software to large enterprises and government entities. Sales to large enterprises and government entities involve risks that may not be present (or that are present to a lesser extent) with sales to small-to-mid-sized entities, especially in commercial markets. These risks include:

•	Increased leverage held by large customers in negotiating contractual arrangements with us;

•	Changes in key decision makers within these organizations that may negatively impact our ability to negotiate in the future;

•	Customer IT departments may perceive that our software and services pose a threat to their internal control and advocate for legacy or internally developed solutions over our software;

•	Resources may be spent on a potential customer that ultimately elects not to purchase our software and services;

•	More stringent requirements in our service contracts, including stricter service response times, and increased penalties for any failure to meet service requirements;

•

Increased competition from larger competitors, such as defense contractors, system integrators, or large software and service companies that traditionally target large enterprises and government entities and that may already have purchase commitments from those customers; and

•	Less predictability in completing some of our sales than we do with smaller customers.

Large enterprises and government entities often undertake a significant evaluation process that results in a lengthy sales cycle, in some cases over 12 months, requiring approvals of multiple management personnel and more technical personnel than would be typical of a smaller organization. Due to the length, size, scope, and stringent requirements of these evaluations, we typically provide short-term pilot deployments of our software at no or low cost. We sometimes spend substantial time, effort, and money in our sales efforts without producing any sales. The success of the investments that we make depends on factors such as our ability to identify potential customers for which our software have an opportunity to add significant value to the customer’s organization, our ability to identify and agree with the potential customer on an appropriate pilot deployment to demonstrate the value of our software, and whether we successfully execute on such pilot deployment. Even if the pilot deployment is successful, we or the customer could choose not to enter into a larger contract for a variety of reasons. For example, product purchases by large enterprises and government entities are frequently subject to budget constraints, leadership changes, multiple approvals, and unplanned administrative, processing, and other delays, any of which could significantly delay or entirely prevent our realization of sales.

Finally, large enterprises and government entities typically (i) have longer implementation cycles, (ii) require greater product functionality and scalability and a broader range of services, including design services, (iii) demand that vendors take on a larger share of risks, (iv) sometimes require acceptance provisions that can lead to a delay in revenue recognition, (v) typically have more complex IT and data environments, and (vi) expect greater payment flexibility from vendors. Customers, and sometimes we, may also engage third parties to be the users of our software, which may result in contractual complexities and risks, require additional investment of time and human resources to train the third parties and allow third parties (who may be building competitive projects or engaging in other competitive activities) to influence our customers’ perception of our software. All these factors can add further risk to business conducted with these customers. If sales expected from a large customer for a particular quarter are not realized in that quarter or at all, our business, financial condition, results of operations, and growth prospects could be materially and adversely affected.

The ongoing global COVID-19 outbreak has significantly affected our business and operations.

The COVID-19 outbreak has evolved into a global pandemic, and it is unclear how long nations, populations, economies, and businesses will have to operate under the current conditions. Specifically, the COVID-19 pandemic has created headwinds for our business in the form of slower customer operations, longer sales cycles, delayed contract awards, difficulty traveling to or meeting with prospective customers, and decreasing customer budgets as resources are focused on mitigating the impact of the pandemic.

Our internal measures to protect our workforce, including office closures, remote work arrangements, vaccination awareness campaigns, and office sanitization/disinfecting have been extremely successful, but there remain facets of our operations that are outside of our control. For that reason, we cannot guarantee that our business will not be materially impacted by COVID-19 in the future. Among the largest potential impacts is the speed at which our government customers can return to normal operations, update procurement schedules, and award upcoming contracts. Our financial projections are largely based on advertised contract award dates, and changes to those schedules (when and if they are provided) may substantially impact our operations.

Moreover, to the extent the COVID-19 pandemic adversely affects our business, financial condition, and results of operations, it may also have the effect of heightening many of the other risks described in this “Risk Factors” section, including but not limited to, those related to our ability to increase sales to existing and new customers, continue to perform on existing contracts, develop and deploy new technologies, expand our marketing capabilities and sales organization, generate sufficient cash flow to service our indebtedness, and comply with the covenants in the agreements that govern our indebtedness.

If the market for our software and services develops more slowly than we expect, our growth may slow or stall, and our business, financial condition, and results of operations could be harmed.

The market for our software is rapidly evolving. Our future success will depend in large part on the growth and expansion of this market, which is difficult to predict and relies on a number of factors, including customer adoption, customer demand, changing customer needs, the entry of competitive products, the success of existing competitive products, potential customers’ willingness to adopt an alternative approach to data collection, storage, and processing and their willingness to invest in new software after significant prior investments in legacy data collection, storage, and processing software. The estimates and assumptions that are used to calculate our market opportunity are subject to change over time, and there is no guarantee that any particular number or percentage of the organizations covered by our market opportunity estimates will pay for our software and services at all or generate any particular level of revenue for us. Even if the market in which we compete meets the size estimates and growth forecasts, our business could fail to grow at the levels we expect or at all for a variety of reasons outside our control, including competition in our industry. Further, if we or other data management and analytics providers experience security incidents, loss of or unauthorized access to customer data, disruptions in delivery, or other problems, this market as a whole, including our software, may be negatively affected. If software for the challenges that we address does not achieve widespread adoption, or there is a reduction in demand caused by a lack of customer acceptance, technological challenges, weakening economic conditions (including due to the COVID-19 pandemic), security or privacy concerns, competing technologies and products, decreases in corporate spending, or otherwise, or, alternatively, if the market develops but we are unable to continue to penetrate it due to the cost, performance, and perceived value associated with our software, or other factors, it could result in decreased revenue and our business, financial condition, and results of operations could be adversely affected.

We will face risks associated with the growth of our business in new commercial markets and with new customer verticals, and we may neither be able to continue our organic growth nor have the necessary resources to dedicate to the overall growth of our business.

We plan to expand our operations in new commercial markets, including those where we may have limited operating experience, and may be subject to increased business, technology and economic risks that could affect our financial results. In recent periods, we have increased our focus on commercial customers. In the future, we may increasingly focus on such customers, including in the infrastructure, energy, transportation, shipping, and logistics industries. Entering new verticals and expanding in the verticals in which we are already operating will continue to require significant resources and there is no guarantee that such efforts will be successful or beneficial to us. Historically, sales to new customers have often led to additional sales to the same customers or similarly situated customers. As we expand into and within new and emerging markets and heavily regulated industry verticals, we will likely face additional regulatory scrutiny, risks, and burdens from the governments and agencies which regulate those markets and industries. While this approach to expansion within new commercial markets and verticals has proven successful in the past, it is uncertain we will achieve the same penetration and organic growth in the future and our reputation, business, financial condition, and results of operations could be negatively impacted.

In the future, we may not be able to secure the financing necessary to operate and grow our business as planned, or to make acquisitions.

In the future, we may seek to raise or borrow additional funds to expand our product or business development efforts, make acquisitions or otherwise fund or grow our business and operations. As of March 31, 2021, we had approximately $109 million of indebtedness. Although we currently anticipate that our existing cash and cash equivalents will be sufficient to meet our cash needs for the next 12 months, additional funds may be required if our commercial sales do not develop as quickly as planned. If we require additional financing, we may not be able to obtain debt or equity financing on favorable terms, if at all. If we raise equity financing to fund operations or on an opportunistic basis, our stockholders may experience significant dilution of their ownership interests. If adequate funds are not available on acceptable terms, or at all, we may be unable to, among other things:

•	Develop new products, features, capabilities, and enhancements;

•	Continue to expand our product development, sales, and marketing organizations;

•	Hire, train, and retain employees;

•	Respond to competitive pressures or unanticipated working capital requirements; or

•	Pursue acquisition or other growth opportunities.

Our inability to take any of these actions because adequate funds are not available on acceptable terms could have an adverse impact on our business, financial condition, results of operations, and growth prospects.

Our ability to generate the amount of cash needed to pay interest and principal on any indebtedness and our ability to refinance all or a portion of our indebtedness or obtain additional financing depends on many factors beyond our control.

Our ability to make scheduled payments on, or to refinance our obligations under, any indebtedness depends on our financial and operating performance and prevailing economic and competitive conditions. Certain of these financial and business factors, many of which may be beyond our control, are described above.

If our cash flows and capital resources are insufficient to fund our debt service obligations, we may be forced to reduce or delay capital expenditures, sell assets, raise additional equity capital, or restructure our debt. However, there is no assurance that such alternative measures may be successful or permitted under the agreements governing our indebtedness and, as a result, we may not be able to meet our scheduled debt service obligations. Even if successful, actions taken to improve short-term liquidity to meet our debt service and other obligations could harm our long-term business prospects, financial condition, and results of operations.

We cannot guarantee that we will be able to refinance our indebtedness or obtain additional financing on satisfactory terms or at all, including due to existing guarantees on our assets or our level of indebtedness and the debt incurrence restrictions imposed by the agreements governing our indebtedness. Further, the cost and availability of credit are subject to changes in the economic and business environment. If conditions in major credit markets deteriorate, our ability to refinance our indebtedness or obtain additional financing on satisfactory terms, or at all, may be negatively affected.

Our debt agreements contain restrictions that may limit our flexibility in operating our business.

Our credit agreement and related documents contain, and instruments governing any future indebtedness of ours would likely contain, a number of covenants that will impose significant operating and financial restrictions on us, including restrictions on our ability to, among other things:

•	Create liens on certain assets;

•	Incur additional debt;

•	Consolidate, merge, sell or otherwise dispose of all or substantially all of our assets; and

•	Sell certain assets.

Any of these restrictions could limit our ability to plan for or react to market conditions and could otherwise restrict corporate activities. Any failure to comply with these covenants could result in a default under our secured credit facility or instruments governing any future indebtedness of ours. Additionally, our credit facility is secured by substantially all of our assets. Upon a default, unless waived, the lenders under our secured credit facility could elect to terminate their commitments, cease making further loans, foreclose on our assets pledged to such lenders to secure our obligations under our credit agreement and force us into bankruptcy or liquidation. In addition, a default under our secured credit facility could trigger a cross default under agreements governing any future indebtedness. Our results of operations may not be sufficient to service our indebtedness and to fund our other expenditures, and we may not be able to obtain financing to meet these requirements. If we experience a default under our secured credit facility or instruments governing our future indebtedness, our business, financial condition, and results of operations may be adversely impacted.

As of March 31, 2020, we were in compliance with all covenants and restrictions associated with our secured credit facility.

We may acquire or invest in companies and technologies, which may divert our management’s attention, and result in additional dilution to our stockholders. We may be unable to integrate acquired businesses and technologies successfully or achieve the expected benefits of such acquisitions or investments.

As part of our business strategy, we have engaged in strategic transactions in the past and expect to evaluate and consider potential strategic transactions, including acquisitions of, or investments in, businesses, technologies, services, products and other assets in the future. We also may enter into relationships with other businesses to expand our products or our ability to provide services. An acquisition, investment or business relationship may result in unforeseen risks, operating difficulties and expenditures, including the following:

•

An acquisition may negatively affect our financial results because it may require us to incur charges or assume substantial debt or other liabilities, may cause adverse tax consequences or unfavorable accounting treatment, may expose us to claims and disputes by third parties, including intellectual property claims and disputes, or may not generate sufficient financial return to offset additional costs and expenses related to the acquisition;

•	Costs and potential difficulties associated with the requirement to test and assimilate the internal control processes of the acquired business;

•

We may encounter difficulties or unforeseen expenditures assimilating or integrating the businesses, technologies, infrastructure, products, personnel, or operations of the acquired companies, particularly if the key personnel of the acquired company choose not to work for us or if we are unable to retain key personnel, if their technology is not easily adapted to work with ours, or if we have difficulty retaining the customers of any acquired business due to changes in ownership, management, or otherwise;

•	We may not realize the expected benefits of the acquisition;

•	An acquisition may disrupt our ongoing business, divert resources, increase our expenses, and distract our management;

•

An acquisition may result in a delay or reduction of customer purchases for both us and the company acquired due to customer uncertainty about continuity and effectiveness of service from either company;

•

The potential impact on relationships with existing customers, vendors, and distributors as business partners as a result of acquiring another company or business that competes with or otherwise is incompatible with those existing relationships;

•

The potential that our due diligence of the acquired company or business does not identify significant problems or liabilities, or that we underestimate the costs and effects of identified liabilities;

•

Exposure to litigation or other claims in connection with, or inheritance of claims or litigation risk as a result of, an acquisition, including but not limited to claims from former employees, customers, or other third parties, which may differ from or be more significant than the risks our business faces;

•	Potential goodwill impairment charges related to acquisitions;

•	We may encounter difficulties in, or may be unable to, successfully sell any acquired products;

•	An acquisition may involve the entry into geographic or business markets in which we have little or no prior experience or where competitors have stronger market positions;

•

An acquisition may require us to comply with additional laws and regulations, or to engage in substantial remediation efforts to cause the acquired company to comply with applicable laws or regulations, or result in liabilities resulting from the acquired company’s failure to comply with applicable laws or regulations;

•	Our use of cash to pay for an acquisition would limit other potential uses for our cash;

•	If we incur debt to fund such acquisition, such debt may subject us to material restrictions on our ability to conduct our business as well as financial maintenance covenants; and

•	To the extent that we issue a significant amount of equity securities in connection with future acquisitions, existing stockholders may be diluted and earnings per share may decrease.

The occurrence of any of these risks could have a material adverse effect on our business, results of operations, and financial condition. Moreover, we cannot assure you that we would not be exposed to unknown liabilities.

Certain revenue metrics such as net dollar-based retention rate or annual recurring revenue may not be accurate indicators of our future financial results.

Other subscription-based software companies often report on metrics such as net dollar-based revenue retention rate, annual recurring revenue or other revenue metrics, and investors and analysts sometimes look to these metrics as indicators of business activity in a period for businesses such as ours. However, given our large concentration of business with government customers through non-traditional contract arrangements, these metrics may not be relevant, available, or representative of the success of our operations. The gain or loss of even a single high-value customer contract could cause significant volatility in these metrics. If investors and analysts view our business through these metrics, the trading price of our common stock may be adversely affected.

Risks Related to Intellectual Property, Information Technology, Data Privacy and Security

If any of the systems of any third parties upon which we rely, our customers’ cloud or on-premises environments, or our internal systems, are breached or if unauthorized access to customer or third-party data is otherwise obtained, public perception of our software and services may be harmed, and we may lose business and incur losses or liabilities.

Our success depends in part on our ability to provide effective data security protection in connection with our software and services, and we rely on information technology networks and systems to securely store, transmit, index, and otherwise process electronic information. Because our software is used by our customers to store, transmit, index, or otherwise process and analyze large data sets that often contain proprietary, confidential, and/or sensitive information (including in some instances personal or identifying information and personal health information), our software is perceived as an attractive target for attacks by computer hackers or others seeking unauthorized access, and our software faces threats of unintended exposure, exfiltration, alteration, deletion, or loss of data. Additionally, because many of our customers use our software to store, transmit, and otherwise process proprietary, confidential, or sensitive information, and complete mission critical tasks, they have a lower risk tolerance for security vulnerabilities in our software and services than for vulnerabilities in other, less critical, software products and services.

We, and the third-party vendors upon which we rely, have experienced, and may in the future experience, cybersecurity threats, including threats or attempts to disrupt our information technology infrastructure and unauthorized attempts to gain access to sensitive or confidential information. Our and our third-party vendors’ technology systems may be damaged or compromised by malicious events, such as cyberattacks (including computer viruses, malicious and destructive code, phishing attacks, and denial of service attacks), physical or electronic security breaches, natural disasters, fire, power loss, telecommunications failures, personnel misconduct, and human error. Such attacks or security breaches may be perpetrated by internal bad actors, such as employees or contractors, or by third parties (including traditional computer hackers, persons involved with organized crime, or foreign state or foreign state-supported actors). Cybersecurity threats can employ a wide variety of methods and techniques, which may include the use of social engineering techniques, are constantly evolving, and have become increasingly complex and sophisticated; all of which increase the difficulty of detecting and successfully defending against them. Furthermore, because the techniques used to obtain unauthorized access or sabotage systems change frequently and generally are not identified until after they are launched against a target, we and our third-party vendors may be unable to anticipate these techniques or implement adequate preventative measures. Although prior cyberattacks directed at us have not had a material impact on our financial results, and we are continuing to bolster our threat detection and mitigation processes and procedures, we cannot guarantee that future cyberattacks, if successful, will not have a material impact on our business or financial results. While we have security measures in place to protect our information and our customers’ information and to prevent data loss and other security breaches, we have not always been able to do so and there can be no assurance that in the future we will be able to anticipate or prevent security breaches or unauthorized access of our information technology systems or the information technology systems of the third-party vendors upon which we rely. Despite our implementation of network security measures and internal information security policies, data stored on personnel computer systems is also vulnerable to similar security breaches, unauthorized tampering, or human error.

Many governments have enacted laws requiring companies to provide notice of data security incidents involving certain types of data, including personal data. In addition, most of our customers, including U.S. government customers, contractually require us to notify them of data security breaches. If an actual or perceived breach of security measures, unauthorized access to our system or the systems of the third-party vendors that we rely upon, or any other cybersecurity threat occurs, we may face direct or indirect liability, costs, or damages, contract termination, our reputation in the industry and with current and potential customers may be compromised, our ability to attract new customers could be negatively affected, and our business, financial condition, and results of operations could be materially and adversely affected.

Further, unauthorized access to our or our third-party vendors’ information technology systems or data or other security breaches could result in the loss of information; significant remediation costs; litigation, disputes, regulatory action, or investigations that could result in damages, material fines, and penalties; indemnity obligations; interruptions in the operation of our business, including our ability to provide new product features, new software, or services to our customers; damage to our operation technology networks and information technology systems; and other liabilities. Moreover, our remediation efforts may not be successful. Any or all of these issues, or the perception that any of them have occurred, could negatively affect our ability to attract new customers, cause existing customers to terminate or not renew their agreements, hinder our ability to obtain and maintain required or desirable cybersecurity certifications, and result in reputational damage, any of which could materially adversely affect our results of operations, financial condition, and future prospects. There can be no assurance that any limitations of liability provisions in our license arrangements with customers or in our agreements with vendors, partners, or others would be enforceable, applicable, or adequate or would otherwise protect us from any such liabilities or damages with respect to any claim.

We maintain cybersecurity insurance and other types of insurance, subject to applicable deductibles and policy limits, but our insurance may not be sufficient to cover all costs, claims, or liabilities associated with a potential data security incident. In addition, our insurance may not protect us against all claims and losses related to our software or a data security incident due to specified exclusions, deductibles and material change limitations and it may be difficult to insure against certain risks. We also cannot be sure that our existing general liability insurance coverage and coverage for cyber liability or errors or omissions will continue to be available on acceptable terms or will be available in sufficient amounts to cover one or more large claims or that the insurer will not deny coverage as to any future claim. The successful assertion of one or more large claims against us that exceed available insurance coverage, or the occurrence of changes in our insurance policies, including premium increases or the imposition of large deductible or co-insurance requirements, could harm our financial condition.

Issues in the use of AI and ML in our software may result in reputational harm or liability.

AI is enabled by or integrated into some of our software and is a significant and potentially growing element of our business. As with many developing technologies, AI presents risks and challenges that could affect its further development, adoption, and use, and therefore our business. AI algorithms may be flawed. Datasets may be insufficient, of poor quality, or contain biased information. Inappropriate or controversial data practices by data scientists, engineers, and end-users of our systems could impair the acceptance of AI solutions. If the recommendations, forecasts, or analyses that AI applications assist in producing are deficient or inaccurate, we could be subjected to competitive harm, potential legal liability, and brand or reputational harm. Some AI scenarios present ethical issues. Though our technologies and business practices are designed to mitigate many of these risks, if we enable or offer AI solutions that are controversial because of their purported or real impact on human rights, privacy, employment, or other social issues, we may experience brand or reputational harm.

We depend on computing infrastructure operated by Amazon Web Services (AWS) and other third parties to support some of our customers, and any errors, disruption, performance problems, or failure in their or our operational infrastructure could adversely affect our business, financial condition, and results of operations.

We rely on the technology, infrastructure, and software applications, including software-as-a-service offerings, of certain third parties, such as AWS, in order to host or operate some or all of certain key platform features or functions of our business, including our cloud-based services, customer relationship management activities, billing and order management, and financial accounting services. Additionally, we rely on computer hardware purchased in order to deliver our software and services. We do not have control over the operations of the facilities of the third parties that we use. If any of these third-party services experience errors, disruptions, security issues, or other performance deficiencies, if they are updated such that our software become incompatible, if these services, software, or hardware fail or become unavailable due to extended outages, interruptions, defects, or otherwise, or if they are no longer available on commercially reasonable terms or prices (or at all), these issues could result in errors or defects in our software, cause our software to fail, our revenue and margins could decline, or our reputation and brand to be damaged, we could be exposed to legal or contractual liability, our expenses could increase, our ability to manage our operations could be interrupted, and our processes for managing our sales and servicing our customers could be impaired until equivalent services or technology, if available, are identified, procured, and implemented, all of which may take significant time and resources, increase our costs, and could adversely affect our business. Many of these third-party providers attempt to impose limitations on their liability for such errors, disruptions, defects, performance deficiencies, or failures, and if enforceable, we may have additional liability to our customers or third-party providers.

We have experienced, and may in the future experience, disruptions, failures, data loss, outages, and other performance problems with our infrastructure and cloud-based offerings due to a variety of factors, including infrastructure changes, introductions of new functionality, human or software errors, employee misconduct, capacity constraints, denial of service attacks, phishing attacks, computer viruses, malicious or destructive code, or other security-related incidents, and our disaster recovery planning may not be sufficient for all situations. If we experience disruptions, failures, data loss, outages, or other performance problems, our business, financial condition, and results of operations could be adversely affected.

Our systems and the third-party systems upon which we and our customers rely are also vulnerable to damage or interruption from catastrophic occurrences such as earthquakes, floods, fires, power loss, telecommunication failures, cybersecurity threats, terrorist attacks, natural disasters, public health crises such as the COVID-19 pandemic, geopolitical and similar events, or acts of misconduct. Moreover, we have business operations in San Diego, California, which is a seismically active region. Despite any precautions we may take, the occurrence of a catastrophic disaster or other unanticipated problems at our or our third-party vendors’ hosting facilities, or within our systems or the systems of third parties upon which we rely, could result in interruptions, performance problems, or failure of our infrastructure, technology, or software, which may adversely impact our business. In addition, our ability to conduct normal business operations could be severely affected. In the event of significant physical damage to one of these facilities, it may take a significant period of time to achieve full resumption of our services, and our disaster recovery planning may not account for all eventualities. In addition, any negative publicity arising from these disruptions could harm our reputation and brand and adversely affect our business.

Furthermore, our software are in many cases important or essential to our customers’ operations, including in some cases, their cybersecurity or oversight and compliance programs, and subject to service level agreements (“SLAs”). Any interruption in our service, whether as a result of an internal or third-party issue, could damage our brand and reputation, cause our customers to terminate or not renew their contracts with us or decrease use of our software and services, require us to indemnify our customers against certain losses, result in our issuing credit or paying penalties or fines, subject us to other losses or liabilities, cause our software to be perceived as unreliable or unsecure, and prevent us from gaining new or additional business from current or future customers, any of which could harm our business, financial condition, and results of operations.

Moreover, to the extent that we do not effectively address capacity constraints, upgrade our systems as needed, and continually develop our technology and network architecture to accommodate actual and anticipated changes in technology, our business, financial condition, and results of operations could be adversely affected. The provisioning of additional cloud hosting capacity requires lead time. AWS and other third parties have no obligation to renew their agreements with us on commercially reasonable terms, or at all. If any third parties increase pricing terms, terminate, or seek to terminate our contractual relationship, establish more favorable relationships with our competitors, or change or interpret their terms of service or policies in a manner that is unfavorable with respect to us, we may be required to transfer to other cloud providers or invest in a private cloud. If we are required to transfer to other cloud providers or invest in a private cloud, we could incur significant costs and experience possible service interruption in connection with doing so, or risk loss of customer contracts if they are unwilling to accept such a change.

A failure to maintain our relationships with our third-party providers (or obtain adequate replacements), and to receive services from such providers that do not contain any material errors or defects, could adversely affect our ability to deliver effective products and solutions to our customers and adversely affect our business and results of operations.

Our policies regarding customer confidential information and support for individual privacy and civil liberties could cause us to experience adverse business and reputational consequences.

We strive to protect our customers’ confidential information and individuals’ privacy consistent with applicable laws, directives, and regulations. From time to time, government entities may seek our assistance with obtaining information about our customers or could request that we modify our software in a manner to permit access or monitoring. In light of our confidentiality and privacy commitments, we may legally challenge law enforcement or other government requests to provide information, to obtain encryption keys, or to modify or weaken encryption. To the extent that we do not provide assistance to or comply with requests from government entities, or if we challenge those requests publicly or in court, we may experience adverse political, business, and reputational consequences among certain customers or portions of the public. Conversely, to the extent that we do provide such assistance, or do not challenge those requests publicly in court, we may experience adverse political, business, and reputational consequences from other customers or portions of the public arising from concerns over privacy or the government’s activities.

Failure to adequately obtain, maintain, protect and enforce our intellectual property and other proprietary rights could adversely affect our business.

Our success and ability to compete depends in part on our ability to protect our proprietary methods and technologies in the United States and other jurisdictions outside the United States so that we can prevent others from using our inventions and proprietary information and technology. Despite our efforts, third parties may attempt to disclose, obtain, copy, or use our intellectual property or other proprietary information or technology without our authorization, and our efforts to protect our intellectual property and other proprietary rights may not prevent such unauthorized disclosure or use, misappropriation, infringement, reverse engineering or other violation of our intellectual property or other proprietary rights.

We have devoted substantial resources to the development of our proprietary software. In order to protect our proprietary technologies and processes, we rely in part on trade secret laws and confidentiality agreements with our employees, consultants, and third parties. These agreements may not effectively prevent unauthorized disclosure of confidential information and may not provide an adequate remedy in the event of unauthorized disclosure of confidential information. In addition, others may independently discover our trade secrets, in which case we would not be able to assert trade secret rights or develop similar technologies and processes.

Further, laws in certain jurisdictions may afford little or no trade secret protection, and any changes in, or unexpected interpretations of, the intellectual property laws in any jurisdiction in which we operate may compromise our ability to enforce our intellectual property rights. Costly and time-consuming litigation could be necessary to enforce and determine the scope of our proprietary rights. If the protection of our proprietary rights is inadequate to prevent use or appropriation by third parties, the value of our software, brand, and other intangible assets may be diminished, and competitors may be able to more effectively replicate our software products. Any of these events would harm our business.

In addition, we may be the subject of intellectual property infringement or misappropriation claims, which could be very time-consuming and expensive to settle or litigate and could divert our management’s attention and other resources. These claims could also subject us to significant liability for damages if we are found to have infringed patents, copyrights, trademarks, or other intellectual property rights, or breached trademark co-existence agreements or other intellectual property licenses and could require us to cease using or to rebrand all or portions of our software. Any of our patents, copyrights, trademarks, or other intellectual property rights may be challenged by others or invalidated through administrative process or litigation.

In addition, any of our copyrights, trademarks, or other intellectual property or proprietary rights may be challenged, narrowed, invalidated, held unenforceable, or circumvented in litigation or other proceedings, including, where applicable, opposition, re-examination, inter partes review, post-grant review, interference, nullification and derivation proceedings, and equivalent proceedings in foreign jurisdictions, and such intellectual property or other proprietary rights may be lost or no longer provide us meaningful competitive advantages. Such proceedings may result in substantial cost and require significant time from our management, even if the eventual outcome is favorable to us. Third parties also may legitimately and independently develop products, services, and technology similar to or duplicative of our software. In addition to protection under intellectual property laws, we rely on confidentiality or license agreements that we generally enter into with our corporate partners, employees, consultants, advisors, vendors, and customers, and generally limit access to and distribution of our proprietary information. However, we cannot be certain that we have entered into such agreements with all parties who may have or have had access to our confidential information or that the agreements we have entered into will not be breached or challenged, or that such breaches will be detected. Furthermore, non-disclosure provisions can be difficult to enforce, and even if successfully enforced, may not be entirely effective. We cannot guarantee that any of the measures we have taken will prevent infringement, misappropriation, or other violation of our technology or other intellectual property or proprietary rights. Because we may be an attractive target for cyberattacks, we also may have a heightened risk of unauthorized access to, and misappropriation of, our proprietary and competitively sensitive information. We may be required to spend significant resources to monitor and protect our intellectual property and other proprietary rights, and we may conclude that in at least some instances the benefits of protecting our intellectual property or other proprietary rights may be outweighed by the expense or distraction to our management. We may initiate claims or litigation against third parties for infringement, misappropriation, or other violation of our intellectual property or other proprietary rights or to establish the validity of our intellectual property or other proprietary rights. Any such litigation, whether or not it is resolved in our favor, could be time-consuming, result in significant expense to us and divert the efforts of our technical and management personnel. Furthermore, attempts to enforce our intellectual property rights against third parties could also provoke these third parties to assert their own intellectual property or other rights against us, or result in a holding that invalidates or narrows the scope of our rights, in whole or in part.

We may in the future be subject to intellectual property rights claims, which are extremely costly to defend, could require us to pay significant damages and could limit our ability to use certain technologies.

Our success and ability to compete also depends in part on our ability to operate without infringing, misappropriating or otherwise violating the intellectual property or other proprietary rights of third parties. Companies in the software and technology industries, including some of our current and potential competitors, own large numbers of patents, copyrights, trademarks, and trade secrets and frequently pursue litigation based on allegations of infringement, misappropriation, or other violations of intellectual property rights. In addition, many of these companies have the capability to dedicate substantial resources to enforce their intellectual property rights and to defend claims that may be brought against them. Such litigation also may involve non-practicing patent assertion entities or companies who use their patents to extract license fees by threatening costly litigation or that have minimal operations or relevant product revenue and against whom our patents may provide little or no deterrence or protection. While we have not received any notices to date, we may receive notices in the future that claim we have infringed, misappropriated, misused, or otherwise violated other parties’ intellectual property rights, and, to the extent we become exposed to greater visibility, we face a higher risk of being the subject of intellectual property infringement, misappropriation or other violation claims, which is not uncommon with respect to software technologies in particular. There may be third-party intellectual property rights, including issued patents or pending patent applications, that cover significant aspects of our technologies, or business methods. There may also be third-party intellectual property rights, including trademark registrations and pending applications, that cover the goods and services that we offer in certain regions. We may also be exposed to increased risk of being the subject of intellectual property infringement, misappropriation, or other violation claims as a result of acquisitions and our incorporation of open source and other third-party software into, or new branding for, our software, as, among other things, we have a lower level of visibility into the development process with respect to such technology or the care taken to safeguard against infringement, misappropriation, or other violation risks. In addition, former employers of our current, former, or future employees may assert claims that such employees have improperly disclosed to us confidential or proprietary information of these former employers. Any intellectual property claims, with or without merit, are difficult to predict, could be very time-consuming and expensive to settle or litigate, could divert our management’s attention and other resources, and may not be covered by the insurance that we carry. These claims could subject us to significant liability for damages, potentially including treble damages if we are found to have willfully infringed a third party’s intellectual property rights. These claims could also result in our having to stop using technology, branding or marks found to be in violation of a third party’s rights and any necessary rebranding could result in the loss of goodwill. We could be required to seek a license for the intellectual property, which may not be available on commercially reasonable terms or at all. Even if a license were available, we could be required to pay significant royalties, which would increase our expenses. As a result, we could be required to develop alternative non-infringing technology, branding or marks, which could require significant effort and expense. If we cannot license rights or develop technology for any infringing aspect of our business, we would be forced to limit or stop sales of one or more of our software or features, we could lose existing customers, and we may be unable to compete effectively. Any of these results would harm our business, financial condition, and results of operations.

Further, certain of our agreements with customers and other third parties may include indemnification provisions under which we agree to indemnify them for losses suffered or incurred as a result of third-party claims of intellectual property infringement, misappropriation, or other violations of intellectual property rights, damages caused by us to property or persons, or other liabilities relating to or arising from our software, services, or other contractual obligations. Large indemnity payments could harm our business, financial condition, and results of operations. Any dispute with a customer with respect to such obligations could have adverse effects on our relationship with that customer and other existing customers and new customers and harm our business and results of operations.

Real or perceived errors, failures, defects, or bugs in our software could adversely affect our results of operations and growth prospects.

Because we offer very complex software, undetected errors, defects, failures, or bugs may occur, especially when software or capabilities are first introduced or when new versions or other product or infrastructure updates are released. Our software are often installed and used in large-scale computing environments with different operating systems, software products and equipment, and data source and network configurations, which may cause errors or failures in our software or may expose undetected errors, failures, or bugs in our software. Despite testing by us, errors, failures, or bugs may not be found in new software or releases until after commencement of commercial shipments. In the past, errors have affected the performance of our software and can also delay the development or release of new software or capabilities or new versions of software, adversely affect our reputation and our customers’ willingness to buy software from us, and adversely affect market acceptance or perception of our software. Many of our customers use our software in applications that are critical to their businesses or missions and may have a lower risk tolerance to defects in our software than to defects in other, less critical, software products. Any errors or delays in releasing new software or new versions of software or allegations of unsatisfactory performance or errors, defects or failures in released software could cause us to lose revenue or market share, increase our service costs, cause us to incur substantial costs in redesigning the software, cause us to lose significant customers, subject us to liability for damages and divert our resources from other tasks, any one of which could materially and adversely affect our business, results of operations and financial condition. In addition, our software could be perceived to be ineffective for a variety of reasons outside of our control. Hackers or other malicious parties could circumvent our or our customers’ security measures, and customers may misuse our software resulting in a security breach or perceived product failure. Real or perceived errors, failures, or bugs in our software and services, or dissatisfaction with our services and outcomes, could result in customer terminations and/or claims by customers for losses sustained by them. In such an event, we may be required, or we may choose, for customer relations or other reasons, to expend additional resources in order to help correct any such errors, failures, or bugs. Although we have limitation of liability provisions in certain of our customer agreements, these provisions may not be enforceable in some circumstances, may vary in levels of protection across our agreements, or may not fully or effectively protect us from such claims and related liabilities and costs. The sale and support of our products also entail the risk of product liability claims. We maintain insurance to protect against certain claims associated with the use of our software and services, but our insurance coverage may not adequately cover all claims and liabilities asserted against us. In addition, our insurance may not protect us against all losses due to specified exclusions, deductibles and material change limitations and it may be difficult to insure against certain risks. Even claims that ultimately are unsuccessful could result in our expenditure of funds in litigation and divert management’s time and other resources.

In addition, our software integrate a wide variety of other elements, and our software must successfully interoperate with products from other vendors and our customers’ internally developed software. As a result, when problems occur for a customer using our software, it may be difficult to identify the sources of these problems, and we may receive blame for a security, access control, or other compliance breach that was the result of the failure of one of other elements in a customer’s or another vendor’s IT, security, or compliance infrastructure. The occurrence of software or errors in data, whether or not caused by our software, could delay or reduce market acceptance of our software and have an adverse effect on our business and financial performance, and any necessary revisions may cause us to incur significant expenses. The occurrence of any such problems could harm our business, financial condition, and results of operations. If an actual or perceived breach of information correctness, auditability, integrity, or availability occurs in one of our customers’ systems, regardless of whether the breach is attributable to our software, the market perception of the effectiveness of our software could be harmed. Alleviating any of these problems could require additional significant expenditures of our capital and other resources and could cause interruptions, delays, or cessation of our product licensing, which could cause us to lose existing or potential customers and could adversely affect our business, financial condition, results of operations, and growth prospects.

We rely on the availability of licenses to third-party technology that may be difficult to replace or that may cause errors or delay implementation of our software and services should we not be able to continue or obtain a commercially reasonable license to such technology.

Our software may include intellectual property licensed from third parties. It may be necessary in the future to renew licenses relating to various aspects of these software or to seek new licenses for existing or new software or other products. There can be no assurance that the necessary licenses would be available on commercially acceptable terms, if at all. Third parties may terminate their licenses with us for a variety of reasons, including actual or perceived failures or breaches of security or privacy, or reputational concerns, or they may choose not to renew their licenses with us. In addition, we may be subject to liability if third-party software that we license is found to infringe, misappropriate, or otherwise violate intellectual property or privacy rights of others. The loss of, or inability to obtain, certain third-party licenses or other rights or to obtain such licenses or rights on favorable terms, or the need to engage in litigation regarding these matters, could result in product roll-backs, delays in product releases until equivalent technology can be identified, licensed or developed, if at all, and integrated into our software, and may have a material adverse effect on our business, financial condition, and results of operations. Moreover, the inclusion in our software of software or other intellectual property licensed from third parties on a nonexclusive basis could limit our ability to differentiate our software from products of our competitors and could inhibit our ability to provide the current level of service to existing customers.

In addition, any data that we license from third parties for potential use in our software may contain errors or defects, which could negatively impact the analytics that our customers perform on or with such data. This may have a negative impact on how our software are perceived by our current and potential customers and could materially damage our reputation and brand.

Changes in or the loss of third-party licenses could lead to our software becoming inoperable or the performance of our software being materially reduced resulting in our potentially needing to incur additional research and development costs to ensure continued performance of our software or a material increase in the costs of licensing, and we may experience decreased demand for our software.

Our software contains “open source” software, and any failure to comply with the terms of one or more of these open source licenses could negatively affect our business.

Our software is distributed with software licensed by its authors or other third parties under “open source” licenses. Some of these licenses contain requirements that we make available source code for modifications or derivative works we create based upon the open-source software, and that we license these modifications or derivative works under the terms of a particular open-source license or other license granting third-parties certain rights of further use. If we combine our proprietary software with open-source software in a certain manner, we could, under certain provisions of the open-source licenses, be required to release the source code of our proprietary software. In addition to risks related to license requirements, usage of open-source software can lead to greater risks than use of third-party commercial software, as open-source licensors generally do not provide updates, warranties, support, indemnities, assurances of title, or controls on origin of the software. Likewise, some open-source projects have known security and other vulnerabilities and architectural instabilities, or are otherwise subject to security attacks due to their wide availability, and are provided on an “as-is” basis. We have established processes to help alleviate these risks, including a review process for screening requests from our development organization for the use of open source software, and the use of software tools to review our source code for open source software, but we cannot be sure that all open source software is submitted for approval prior to use in our software or that such software tools will be effective. In addition, open source license terms may be ambiguous and many of the risks associated with usage of open source software cannot be eliminated, and could, if not properly addressed, negatively affect our business. If we were found to have inappropriately used open source software, we may be required to re-engineer our software, to release proprietary source code, to discontinue the sale of our software in the event re-engineering could not be accomplished on a timely basis, or to take other remedial action that may divert resources away from our development efforts, any of which could adversely affect our business, results of operations, financial condition, and growth prospects. In addition, if the open source software we use is no longer maintained by the relevant open source community, then it may be more difficult to make the necessary revisions to our software, including modifications to address security vulnerabilities, which could impact our ability to mitigate cybersecurity risks or fulfill our contractual obligations to our customers. We may also face claims from others seeking to enforce the terms of an open source license, including by demanding release of the open source software, derivative works or our proprietary source code that was developed using such software. Such claims, with or without merit, could result in litigation, could be time-consuming and expensive to settle or litigation, could divert our management’s attention and other resources, could require us to lease some of our proprietary code, or could require us to devote additional research and development resources to change our software, any of which could adversely affect our business.

Additionally, we have intentionally made certain proprietary software available on an open source basis, both by contributing modifications back to existing open source projects, and by making certain internally developed tools available pursuant to open source licenses, and we plan to continue to do so in the future. While we have established procedures, including a review process for any such contributions, which is designed to protect any code that may be competitively sensitive, we cannot guarantee that this process has always been applied consistently. Even when applied, because any software source code we contribute to open source projects is publicly available, our ability to protect our intellectual property rights with respect to such software source code may be limited or lost entirely, and we may be unable to prevent our competitors or others from using such contributed software source code for competitive purposes, or for commercial or other purposes beyond what we intended.

Many of these risks associated with usage of open source software could be difficult to eliminate or manage, and could, if not properly addressed, negatively affect the performance of our offerings and our business.

Risks Related to Legal, Regulatory and Accounting

Our business is subject to complex and evolving U.S. and non-U.S. laws and regulations regarding privacy, data protection and security, technology protection, and other matters. Many of these laws and regulations are subject to change and uncertain interpretation, and could result in claims, changes to our business practices, monetary penalties, increased cost of operations, or otherwise harm our business.

We are subject to a variety of local, state, national, and international laws and directives and regulations in the United States and abroad that involve matters central to our business, including privacy and data protection, data security, data storage, retention, transfer and deletion, technology protection, and personal information. Foreign data protection, data security, privacy, and other laws and regulations can impose different obligations or be more restrictive than those in the United States. These U.S. federal and state and foreign laws and regulations, which, depending on the regime, may be enforced by private parties or government entities, are constantly evolving and can be subject to significant change, and they are likely to remain uncertain for the foreseeable future. In addition, the application, interpretation, and enforcement of these laws and regulations are often uncertain, particularly in the new and rapidly evolving software and technology industry in which we operate and may be interpreted and applied inconsistently from country to country and inconsistently with our current policies and practices. A number of proposals are pending before U.S. federal, state, and foreign legislative and regulatory bodies that could significantly affect our business. For example, ongoing legal challenges in Europe to the mechanisms allowing companies to transfer personal data from the European Economic Area to certain other jurisdictions, including the United States, could result in further limitations on the ability to transfer data across borders, particularly if governments are unable or unwilling to reach new or maintain existing agreements that permit cross-border data transfers. The California state legislature passed the California Consumer Privacy Act (“CCPA”) in 2018 and California voters approved a ballot measure subsequently establishing the California Privacy Rights Act (“CPRA”) in 2020, which will jointly regulate the processing of personal information of California residents and increase the privacy and security obligations of entities handling certain personal information of California residents, including requiring covered companies to provide new disclosures to California consumers, and affords such consumers new abilities to opt-out of certain sales of personal information. The CCPA came into effect on January 1, 2020, and the California Attorney General may bring enforcement actions, with penalties for violations of the CCPA. The CPRA will go into effect on January 1, 2023 instilling enforcement authority in a new dedicated regulatory body, the California Privacy Protection Agency, which will begin carrying out enforcement actions as soon as six months after the enactment date. While aspects of both the CCPA and CPRA and their interpretations remain to be determined in practice, we are committed to complying with their obligations. We cannot yet fully predict the impact of the CCPA and CPRA on our business or operations, but developments regarding these and all privacy and data protection laws and regulations around the world may require us to modify our data processing practices and policies and to incur substantial costs and expenses in an effort to maintain compliance on an ongoing basis. Outside of the United States, virtually every jurisdiction in which we operate has established its own legal framework relating to privacy, data protection, and information security matters with which we and/or our customers must comply. Laws and regulations in these jurisdictions apply broadly to the collection, use, storage, retention, disclosure, security, transfer, and other processing of data that identifies or may be used to identify or locate an individual. Some countries and regions, including the European Union, are considering or have passed legislation that imposes significant obligations in connection with privacy, data protection, and information security that could increase the cost and complexity of delivering our software and services, including the European General Data Protection Regulation (“GDPR”) which took effect in May 2018. Complying with the GDPR or other data protection laws and regulations as they emerge may cause us to incur substantial operational costs or require us to modify our data handling practices on an ongoing basis. Non-compliance with the GDPR specifically may result in administrative fines or monetary penalties of up to 4% of worldwide annual revenue in the preceding financial year or €20 million (whichever is higher) for the most serious infringements and could result in proceedings against us by governmental entities or other related parties and may otherwise adversely impact our business, financial condition, and results of operations.

The overarching complexity of privacy and data protection laws and regulations around the world pose a compliance challenge that could manifest in costs, damages, or liability in other forms as a result of failure to implement proper programmatic controls, failure to adhere to those controls, or the malicious or inadvertent breach of applicable privacy and data protection requirements by us, our employees, our business partners, or our customers.

In addition to government regulation, self-regulatory standards and other industry standards may legally or contractually apply to us, be argued to apply to us, or we may elect to comply with such standards or to facilitate our customers’ compliance with such standards. Because privacy, data protection, and information security are critical competitive factors in our industry, we may make statements on our website, in marketing materials, or in other settings about our data security measures and our compliance with, or our ability to facilitate our customers’ compliance with, these standards. We also expect that there will continue to be new proposed laws and regulations concerning privacy, data protection, and information security, and we cannot yet determine the impact such future laws, regulations and standards, or amendments to or re-interpretations of existing laws and regulations, industry standards, or other obligations may have on our business. New laws, amendments to or re-interpretations of existing laws and regulations, industry standards, and contractual and other obligations may require us to incur additional costs and restrict our business operations. As these legal regimes relating to privacy, data protection, and information security continue to evolve, they may result in ever-increasing public scrutiny and escalating levels of enforcement and sanctions. Furthermore, because the interpretation and application of laws, standards, contractual obligations and other obligations relating to privacy, data protection, and information security are uncertain, these laws, standards, and contractual and other obligations may be interpreted and applied in a manner that is, or is alleged to be, inconsistent with our data management practices, our policies or procedures, or the features of our software, or we may simply fail to properly develop or implement our practices, policies, procedures, or features in compliance with such obligations. If so, in addition to the possibility of fines, lawsuits, and other claims, we could be required to fundamentally change our business activities and practices or modify our software, which could have an adverse effect on our business. We may be unable to make such changes and modifications in a commercially reasonable manner or at all, and our ability to fulfill existing obligations, make enhancements, or develop new software and features could be limited. Furthermore, the costs of compliance with, and other burdens imposed by, the laws, regulations, and policies that are applicable to the businesses of our customers may limit the use and adoption of, and reduce the overall demand for, our software.

These existing and proposed laws and regulations can be costly to comply with and can make our software and services less effective or valuable, delay or impede the development of new products, result in negative publicity, increase our operating costs, require us to modify our data handling practices, limit our operations, impose substantial fines and penalties, require significant management time and attention, or put our data or technology at risk. Any failure or perceived failure by us or our software to comply with the laws, regulations, directives, policies, industry standards, or legal obligations of the U.S., European Union, or other governmental or non-governmental bodies at the regional, national, or supra-national level relating to privacy, data protection, or information security, or any security incident that results in actual or suspected loss of or the unauthorized access to, or acquisition, use, release, or transfer of, personal information, personal data, or other customer or sensitive data sensitive data or information may result in governmental investigations, inquiries, enforcement actions and prosecutions, private claims and litigation, indemnification or other contractual obligations, other remedies, including fines or demands that we modify or cease existing business practices, or adverse publicity, and related costs and liabilities, which could significantly and adversely affect our business and results of operations.

Failure to comply with governmental laws and regulations could harm our business, and we may be the subject of legal and regulatory inquiries, which may result in monetary payments or may otherwise negatively impact our reputation, business, and results of operations.

Our business is subject to regulation by various federal, state, local, and foreign governments in which we operate. In certain jurisdictions, the regulatory requirements imposed by foreign governments may be more stringent than those in the United States. Noncompliance with applicable regulations or requirements could subject us to investigations, administrative proceedings, sanctions, enforcement actions, disgorgement of profits, fines, damages, litigation, civil and criminal penalties, termination of contracts, exclusion from sales channels or sales opportunities, injunctions, or other consequences. Such matters may include, but are not limited to, claims, disputes, allegations, or investigations related to alleged violations of laws or regulations relating to anti-corruption requirements, lobbying or conflict-of-interest requirements, export or other trade controls, data privacy or data protection requirements, or laws or regulations relating to employment, procurement, cybersecurity, securities, or antitrust/competition requirements. The effects of recently imposed and proposed actions are uncertain because of the dynamic nature of governmental action and responses. We may be subject to government inquiries that drain our time and resources, tarnish our brand among customers and potential customers, prevent us from doing business with certain customers or markets, including government customers, affect our ability to hire, attract and maintain qualified employees, or require us to take remedial action or pay penalties. From time to time, we receive formal and informal inquiries from governmental agencies and regulators regarding our compliance with laws and regulations or otherwise relating to our business or transactions. Any negative outcome from such inquiries or investigations or failure to prevail in any possible civil or criminal litigation could adversely affect our business, reputation, financial condition, results of operations, and growth prospects.

We may become involved in legal, regulatory, and administrative inquiries and proceedings, and unfavorable outcomes in litigation or other of these matters could negatively impact our business, financial conditions, and results of operations.

We may, from time to time, be involved in and subject to litigation or proceedings for a variety of claims or disputes, or regulatory inquiries. These claims, lawsuits, and proceedings could involve labor and employment, discrimination and harassment, commercial disputes, intellectual property rights (including patent, trademark, copyright, trade secret, and other proprietary rights), class actions, general contract, tort, defamation, data privacy rights, antitrust, common law fraud, government regulation, or compliance, alleged federal and state securities and “blue sky” law violations or other investor claims, and other matters. Derivative claims, lawsuits, and proceedings, which may, from time to time, be asserted against our directors by our stockholders, could involve breach of fiduciary duty, failure of oversight, corporate waste claims, and other matters. In addition, our business and results may be adversely affected by the outcome of currently pending and any future legal, regulatory, and/or administrative claims or proceedings, including through monetary damages or injunctive relief.

Additionally, if customers fail to pay us under the terms of our agreements, we may be adversely affected due to the cost of enforcing the terms of our contracts through litigation. Litigation or other proceedings can be expensive and time consuming and can divert our resources and leadership’s attention from our primary business operations. The results of our litigation also cannot be predicted with certainty. If we are unable to prevail in litigation, we could incur payments of substantial monetary damages or fines, or undesirable changes to our software or business practices, and accordingly, our business, financial condition, or results of operations could be materially and adversely affected. Furthermore, if we accrue a loss contingency for pending litigation and determine that it is probable, any disclosures, estimates, and reserves we reflect in our financial statements with regard to these matters may not reflect the ultimate disposition or financial impact of litigation or other such matters. These proceedings could also result in negative publicity, which could harm customer and public perception of our business, regardless of whether the allegations are valid or whether we are ultimately found liable.

Failure to comply with anti-bribery and anti-corruption laws could subject us to penalties and other adverse consequences.

Since we may operate and sell our software and services around the world, we will be subject to the United States Foreign Corrupt Practices Act (“FCPA”), the U.S. domestic bribery statute contained in 18 U.S.C. § 201, the United States Travel Act, and other anti-corruption and anti-bribery laws and regulations in the jurisdictions in which we currently or may do business, both domestic and abroad, including potentially the U.K. Bribery Act. These laws and regulations generally prohibit improper payments or offers of improper payments to government officials, political parties, or commercial partners for the purpose of obtaining or retaining business or securing an improper business advantage.

Corruption issues pose a risk in every country and jurisdiction, but in many countries, particularly in countries with developing economies, it may be more common for businesses to engage in practices that are prohibited by the FCPA or other applicable laws and regulations, and our activities in these countries pose a heightened risk of unauthorized payments or offers of payments by one of our employees or third-party business partners, representatives, and agents that could be in violation of various laws including the FCPA. The FCPA and other applicable anti-bribery and anti-corruption laws also may hold us liable for acts of corruption and bribery committed by our third-party business partners, representatives, and agents. We and our third-party business partners, representatives, and agents may have direct or indirect interactions with officials and employees of government agencies, or state-owned or affiliated entities and we may be held liable for the corrupt or other illegal activities of our employees or such third parties even if we do not explicitly authorize such activities. The FCPA or other applicable laws and regulations laws also require that we keep accurate books and records and maintain internal controls and compliance procedures designed to prevent improper payments. While we have implemented policies and procedures to address compliance with such laws, we cannot assure you that our employees or other third parties working on our behalf will not engage in conduct in violation of our policies or applicable law for which we might ultimately be held responsible. Violations of the FCPA and other applicable Anti-Corruption Laws may result in whistleblower complaints, adverse media coverage, investigations, imposition of significant legal fees, loss of export privileges, as well as severe criminal or civil sanctions, including suspension or debarment from U.S. government contracting, and we may be subject to other liabilities and adverse effects on our reputation, which could negatively affect our business, results of operations, financial condition, and growth prospects. In addition, responding to any enforcement action may result in a significant diversion of management’s attention and resources and significant legal defense costs and other professional fees. Our exposure for violating these laws increases as our non-U.S. presence expands and as we increase sales and operations in foreign jurisdictions.

Governmental trade controls, including export and import controls, sanctions, customs requirements, and related regimes, could subject us to liability or loss of contracting privileges or limit our ability to compete in certain markets.

Our offerings are subject to U.S. export controls, including with respect to encryption technology incorporated into certain of our offerings. Certain of our controlled software offerings and the underlying technology may be exported outside of the United States or accessed by non-U.S. persons (wherever located) only with the required export authorizations, which may include license requirements in some circumstances. Additionally, our current or future products or services may be classified under the Export Administration Regulations (“EAR”) administered by the U.S. Department of Commerce, Bureau of Industry and Security or as defense articles subject to the International Traffic in Arms Regulations (“ITAR”) administered by the U.S. Department of State, Directorate of Defense Trade Controls. If a product, or component of a product, is classified under the ITAR, or is ineligible for an encryption license exception under the EAR, then the product or component could be exported outside the United States (or accessed by non-U.S. persons) only if we obtain the applicable export license or qualify for a different license exception. In certain contexts, the services we provide might be classified as defense services subject to the ITAR separately from the products we provide. Compliance with the EAR, ITAR, and other applicable regulatory requirements regarding the export or deemed export of our products, including new releases of our products and/or the performance of services, may create delays in or increase the cost of the introduction of our products in non-U.S. markets, prevent our customers with non-U.S. operations from deploying our products throughout their global systems or, in some cases, prevent the export of our products to some countries altogether.

Furthermore, our activities are subject to the economic sanctions laws and regulations administered by the U.S. Department of the Treasury, Office of Foreign Assets Control and U.S. Department of State, and other jurisdictions. Such controls prohibit the shipment or transfer of certain products and services without the required export authorizations or export to countries, governments, and persons targeted by applicable sanctions. We take precautions to prevent our offerings from being exported in violation of these laws, including: (i) seeking to proactively classify our software and obtain authorizations for the export and/or import of our software where appropriate, (ii) implementing certain technical controls and screening practices to reduce the risk of violations, and (iii) requiring compliance with U.S. export control and sanctions obligations in customer and vendor contracts. However, we cannot guarantee the precautions we take will prevent violations of export control and sanctions laws.

As discussed above, if we misclassify a product or service, export or provide access to a product or service in violation of applicable export control or sanctions laws or regulations, or otherwise fail to comply with export or sanctions laws or regulations, we may be denied export privileges or subjected to significant per violation fines or other penalties, and our software may be denied entry into other countries. Any decreased use of our software or limitation on our ability to export or sell our software would likely adversely affect our business, results of operations and financial condition. Violations of U.S. sanctions or export control laws can result in fines or penalties, including civil penalties of up to $300,000 or twice the value of the transaction, whichever is greater, per EAR violation and a civil penalty that could exceed $1,000,000 for ITAR violations, depending on the circumstances of the violation or violations. In the event of criminal knowing and willful violations of these laws, fines of up to $1,000,000 per violation and possible incarceration for responsible employees and managers could be imposed.

We also note that if we or our business partners or counterparties, including licensors and licensees, prime contractors, subcontractors, sublicensors, vendors, customers, contractors, or agents fail to obtain appropriate import, export, or re-export licenses or permits, notwithstanding regulatory requirements or contractual commitments to do so, or if we fail to secure such contractual commitments where necessary, we may also be adversely affected, through reputational harm as well as other negative consequences, including government investigations and penalties. For instance, violations of U.S. sanctions or export control laws can result in fines or penalties, including significant civil and criminal penalties per violation, depending on the circumstances of the violation or violations.

Negative consequences for violations or apparent violations of trade control laws or regulations may include the absolute loss of the right to sell our software or services to the government of the United States, or to other public bodies, or a reduction in our ability to compete for such sales opportunities. Further, complying with export control and sanctions regulations for a particular sale may be time-consuming and may result in the delay or loss of sales opportunities.

Also, various countries, in addition to the United States, regulate the import and export of certain encryption and other dual-use or defense technology or services, including import and export permitting and licensing requirements, and have enacted laws that could limit our ability to distribute our software or could limit our customers’ abilities to implement our software in those countries. Any new export restrictions, new legislation, changes in economic sanctions, or shifting approaches in the enforcement or scope of existing regulations, or in the countries, persons, or technologies targeted by such regulations, could result in decreased use of our software by existing customers with non-U.S. operations, declining adoption of our software by new customers with non-U.S. operations, limitation of our expansion into new markets, and decreased revenue.

Changes in accounting principles or their application to us could result in unfavorable accounting charges or effects, which could adversely affect our results of operations and growth prospects.

We prepare consolidated financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”). In particular, we make certain estimates and assumptions related to the adoption and interpretation of these principles including the recognition of our revenue and the accounting of our stock-based compensation expense with respect to our financial statements. If these assumptions turn out to be incorrect, our financial results and position could materially differ from our expectations and could be materially adversely affected. A change in any of these principles or guidance, or in their interpretations or application to us, may have a significant effect on our reported results, as well as our processes and related controls, and may retroactively affect previously reported results or our forecasts, which may negatively impact our financial statements.

If our judgments or estimates relating to our critical accounting policies are based on assumptions that change or prove to be incorrect, our results of operations could fall below expectations of securities analysts and investors, resulting in a decline in our stock price.

The preparation of our financial statements in conformity with GAAP requires management to make judgments, estimates, and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. We base our estimates on historical experience and on various other assumptions that we believe to be reasonable under the circumstances, as provided in the section titled “Lake Intermediate’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” the results of which form the basis for making judgments about the carrying values of assets, liabilities, and equity, and the amount of revenue and expenses that are not readily apparent from other sources. Our results of operations may be adversely affected if our assumptions change or if actual circumstances differ from those in our assumptions, which could cause our results of operations to fall below the expectations of securities analysts and investors, resulting in a decline in the trading price of our common stock. Significant judgments, estimates, and assumptions used in preparing our consolidated financial statements include, or may in the future include, those related to revenue recognition, stock-based compensation, and income taxes.

We could be subject to additional tax liabilities.

We are subject to federal, state, and local income taxes in the U.S. Determining our provision for income taxes requires significant management judgment, and the ultimate tax outcome may be uncertain. In addition, our provision for income taxes is subject to volatility and could be adversely affected by many factors, including, among other things, changes to our operating or holding structure, changes in the amounts of earnings in jurisdictions with differing statutory tax rates, changes in the valuation of deferred tax assets and liabilities, and changes in U.S. tax laws. Tax authorities may disagree with our calculation of research and development tax credits, cross-jurisdictional transfer pricing, or other matters and assess additional taxes, interest, or penalties. While we regularly assess the likely outcomes of these examinations to determine the adequacy of our provision for income taxes and we believe that our financial statements reflect adequate reserves to cover any such contingencies, there can be no assurance that the outcomes of such examinations will not have a material impact on our results of operations and cash flows. If tax authorities change applicable tax laws, our overall taxes could increase, and our financial condition or results of operations may be adversely impacted.

Our ability to use our net operating loss carryforwards may be limited.

As of December 31, 2020, we had $3.3 million of U.S. federal and $4.3 million of U.S. state net operating loss (“NOLs”) carryforwards available to reduce future taxable income. While the federal NOL carryforwards can be carried forward indefinitely, state NOLs begin to expire in the year ending December 31, 2031. It is possible that we will not generate taxable income in time to use these NOL carryforwards before their expiration or at all. Under legislative changes made in December 2017, U.S. federal NOLs incurred in 2018 and in future years may be carried forward indefinitely, but the deductibility of such NOLs is limited. It is uncertain if and to what extent various states will conform to the newly enacted federal tax law. In addition, the federal and state NOL carryforwards and certain tax credits may be subject to significant limitations under Section 382 and Section 383 of the Code, respectively, and similar provisions of state law. Under those sections of the Code, if a corporation undergoes an “ownership change,” the corporation’s ability to use its pre-change NOL carryforwards and other pre-change attributes, such as research tax credits, to offset its post-change income or tax may be limited. In general, an “ownership change” will occur if there is a cumulative change in our ownership by “5-percent shareholders” that exceeds 50 percentage points over a rolling three-year period. Similar rules may apply under state tax laws. We have not yet undertaken an analysis of whether the Business Combination constitutes an “ownership change” for purposes of Section 382 and Section 383 of the Code. BigBear or its subsidiaries may have previously undergone an “ownership change.” In addition, the Business Combination, or future issuances or sales of the Company’s stock, including certain transactions involving the Company’s stock that are outside of its control, could result in future “ownership changes.” “Ownership changes” that have occurred in the past or that may occur in the future, including in connection with the Business Combination, could result in the imposition of an annual limit on the amount of pre-ownership change NOLs and other tax attributes BigBear and its subsidiaries can use to reduce their respective taxable incomes, potentially increasing and accelerating their liability for income taxes, and also potentially causing those tax attributes to expire unused. States may impose other limitations on the use of BigBear’s and its subsidiaries’ NOLs. Any limitation on using NOLs could, depending on the extent of such limitation and the NOLs previously used, result in BigBear or its subsidiaries retaining less cash after payment of U.S. federal and state income taxes during any year in which BigBear or its subsidaries have taxable income, rather than losses, than BigBear and its subsidiaries would be entitled to retain if such NOLs were available as an offset against such income for U.S. federal and state income tax reporting purposes, which could adversely impact our operating results.

Certain U.S. state tax authorities may assert that we have a state nexus and seek to impose state and local income taxes which could harm our results of operations.

There is a risk that certain U.S. state tax authorities where we do not currently file a state income tax return could assert that we are liable for state and local income taxes based upon income or gross receipts allocable to such states. States are becoming increasingly aggressive in asserting a nexus for state income tax purposes. If a state tax authority successfully asserts that our activities give rise to a nexus, we could be subject to state and local taxation, including penalties and interest attributable to prior periods. Such tax assessments, penalties and interest may adversely impact our results of operations.

Our results of operations may be harmed if we are required to collect sales or other related taxes for our license arrangements in jurisdictions where we have not historically done so.

States and some local taxing jurisdictions have differing rules and regulations governing sales and use taxes, and these rules and regulations are subject to varying interpretations that may change over time. We collect and remit U.S. sales and use tax, value-added tax (“VAT”), and goods and services tax (“GST”) in several jurisdictions. It is possible, however, that we could face sales tax, VAT, or GST audits and that our liability for these taxes could exceed our estimates as state tax authorities could still assert that we are obligated to collect additional tax amounts from our customers and remit those taxes to those authorities. We could also be subject to audits for which we have not accrued tax liabilities. Jurisdictions may seek to impose incremental or new sales, use, or other tax collection obligations on us or may determine that such taxes should have, but have not been, paid by us.

Our estimates and projections may prove to be inaccurate and certain of our assets may be at risk of future impairment.

The accounting for some of our most significant activities is based on judgments and estimates, which are complex and subject to many variables. For example, accounting for sales using the percentage-of-completion method requires that we assess risks and make assumptions regarding schedule, cost, technical and performance issues for numerous contracts, many of which are long-term in nature. Additionally, we initially allocate the purchase price of acquired businesses based on a preliminary assessment of the fair value of identifiable assets acquired and liabilities assumed. For significant acquisitions, we may use a one-year measurement period to analyze and assess a number of factors used in establishing the asset and liability fair values as of the acquisition date which could result in adjustments to asset and liability balances.

We have $91.3 million of goodwill assets recorded on our consolidated balance sheet as of December 31, 2020 and March 31, 2021 from previous acquisitions, which represents approximately 42% of our total assets as of the end of both periods. These goodwill assets are subject to annual impairment testing and more frequent testing upon the occurrence of certain events or significant changes in circumstances that indicate goodwill may be impaired. If we experience changes or factors arise that negatively affect the expected cash flows of a reporting unit, we may be required to write off all or a portion of the reporting unit’s related goodwill. Business deterioration, contract cancellations or terminations, or market pressures could cause our sales, earnings and cash flows to decline below current projections and could cause goodwill and intangible assets to be impaired.

Relationships and Business with the Public Sector

A significant portion of our business depends on sales to the public/government sector, and our failure to receive and maintain government contracts or changes in the contracting or fiscal policies of the public sector could have a material adverse effect on our business.

We derive a significant portion of our revenue from contracts with the federal government and government agencies, and we believe that the success and growth of our business will continue to depend on our successful procurement of government contracts. For example, we have historically derived, and expect to continue to derive, a significant portion of our revenue from sales to agencies of the U.S. federal government, either directly by us or through other government contractors. Our perceived relationship with the U.S. government could adversely affect our business prospects in certain non-U.S. geographies or with certain non-U.S. governments.

Sales to government agencies are subject to a number of challenges and risks. Selling to government agencies can be highly competitive, expensive, and time-consuming, often requiring significant upfront time and expense without any assurance that these efforts will generate a sale. We also must comply with laws and regulations relating to the formation, administration, and performance of contracts, which provide public sector customers rights, many of which are not typically found in commercial contracts.

Further, governmental and highly regulated entities may demand contract terms that differ from our standard arrangements and may be less favorable than terms agreed with private sector customers. In our experience, government entities often require shorter term subscriptions than our private sector customers due to budget cycles. Government entities and highly regulated organizations typically have longer implementation cycles, sometimes require acceptance provisions that can lead to a delay in revenue recognition, can have more complex IT and data environments, and may expect greater payment flexibility from vendors.

Contracts with governmental entities may also include preferential pricing terms, including, but not limited to, “most favored customer” pricing. In the event that we are successful in being awarded a government contract, such award may be subject to appeals, disputes, or litigation, including but not limited to bid protests by unsuccessful bidders.

Accordingly, our business, financial condition, results of operations, and growth prospects may be adversely affected by certain events or activities, including, but not limited to:

•	Changes in fiscal or contracting policies or decreases in available government funding;

•	Changes in government programs or applicable requirements;

•	Restrictions in the grant of personnel security clearances to our employees;

•	Ability to maintain facility clearances required to perform on classified contracts for U.S. federal government agencies;

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Changes in the political environment, including before or after a change to the leadership within the government administration, and any resulting uncertainty or changes in policy or priorities and resultant funding;

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Changes in the government’s attitude towards the capabilities that we offer, especially in the areas of national defense, cybersecurity, and critical infrastructure, including the financial, energy, telecommunications, and healthcare sectors;

•	Changes in the government’s attitude towards us as a company or our software as a viable or acceptable software solution;

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Appeals, disputes, or litigation relating to government procurement, including but not limited to bid protests by unsuccessful bidders on potential or actual awards of contracts to us or our partners by the government;

•	The adoption of new laws or regulations or changes to existing laws or regulations;

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Budgetary constraints, including automatic reductions as a result of “sequestration” or similar measures and constraints imposed by any lapses in appropriations for the federal government or certain of its departments and agencies;

•	Influence by, or competition from, third parties with respect to pending, new, or existing contracts with government customers;

•	Changes in political or social attitudes with respect to security or data privacy issues;

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Potential delays or changes in the government appropriations or procurement processes, including as a result of events such as war, incidents of terrorism, natural disasters, and public health concerns or epidemics, such as the recent coronavirus outbreak; and

•	Increased or unexpected costs or unanticipated delays caused by other factors outside of our control, such as performance failures of our subcontractors.

Any such event or activity, among others, could cause governments and governmental agencies to delay or refrain from purchasing our software and services in the future, reduce the size or payment amounts of purchases from existing or new government customers, or otherwise have an adverse effect on our business, results of operations, financial condition, and growth prospects.

We have government customers, which subjects us to risks including early termination, audits, investigations, sanctions and penalties.

We derive a substantial portion of our revenue from contracts with U.S. defense and intelligence agencies and intend to enter into additional contracts with the U.S. in the future. This subjects us to statutes and regulations applicable to companies doing business with the government, including the Federal Acquisition Regulation. These government contracts customarily contain provisions that give the government substantial rights and remedies, many of which are not typically found in commercial contracts, which in certain cases are unfavorable to contractors. For instance, most U.S. government agencies include provisions that allow the government to unilaterally terminate contracts, in whole or in part, for convenience, and in that event, the counterparty to the contract may generally recover only its incurred or committed costs and settlement expenses and profit on work completed prior to the termination. If the government terminates a contract for default, the defaulting party may be liable for any extra costs incurred by the government in procuring undelivered supplies or services from another source.

Some of our federal government contracts are subject to the approval of appropriations being made by the U.S. Congress to fund the expenditures under these contracts. In addition, government contracts normally contain additional compliance requirements that may increase our costs of doing business, reduce our profits, and expose us to liability for failure to comply with these terms and conditions. These requirements include, for example:

•	specialized disclosure and accounting requirements unique to government contracts;

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financial and compliance audits that may result in potential liability for price adjustments, recoupment of government funds after such funds have been spent, civil and criminal penalties, or administrative sanctions such as suspension or debarment from doing business with the U.S. government;

•	public disclosures of certain contract and company information; and

•	mandatory socioeconomic compliance requirements, including labor requirements, non-discrimination and affirmative action programs and environmental compliance requirements.

Government contracts are also generally subject to greater scrutiny by the government, which can initiate reviews, audits and investigations regarding our compliance with government contract requirements. In addition, if we fail to comply with government contracting laws, regulations and contract requirements, our contracts may be subject to termination, and we may be subject to financial and/or other liability under our contracts, the Federal Civil False Claims Act (including the possibility of treble damages and significant penalties), or criminal law. In particular, the False Claims Act’s “whistleblower” provisions also allow private individuals, including present and former employees, to sue on behalf of the U.S. government. Any penalties, damages, fines, suspension, or damages could adversely affect our ability to operate our business and our financial results.

We have contracts with governments that involve classified programs, which may limit investor insight into portions of our business.

We derive a portion of our revenue from programs with government agencies that are subject to security restrictions (e.g., contracts involving classified information, classified contracts, and classified programs), which preclude the dissemination of information and technology that is classified for national security purposes under applicable law and regulation. In general, access to classified information, technology, facilities, or programs requires appropriate personnel security clearances, is subject to additional contract oversight and potential liability, and may also require appropriate facility clearances and other specialized infrastructure. In the event of a security incident involving classified information, technology, facilities, or programs or personnel holding clearances, we may be subject to legal, financial, operational, and reputational harm. We are limited in our ability to provide specific information about these classified programs, their risks, or any disputes or claims relating to such programs. As a result, investors have less insight into our classified programs than our other businesses and therefore less ability to fully evaluate the risks related to our classified business or our business overall. However, historically the business risks associated with our work on classified programs have not differed materially from those of our other government contracts.

Our business could be adversely affected if our employees cannot obtain and maintain required personnel security clearances, or we cannot establish and maintain a required facility security clearance.

Certain government contracts may require our employees to maintain various levels of security clearances and may require us to maintain a facility security clearance to comply with U.S. and international government agency requirements. Many governments have strict security clearance requirements for personnel who perform work in support of classified programs. Obtaining and maintaining security clearances for employees typically involves a lengthy process, and it can be difficult to identify, recruit, and retain employees who already hold security clearances. If our employees are unable to obtain security clearances in a timely manner, or at all, or if our employees who hold security clearances are unable to maintain their clearances or terminate employment with us, then we may be unable to comply with relevant U.S. and international government agency requirements, or our customers requiring classified work could choose to terminate or decide not to renew one or more contracts requiring employees to obtain or maintain security clearances upon expiration. To the extent we are not able to obtain or maintain a facility security clearance, we may not be able to bid on or win new classified contracts, and existing contracts requiring a facility security clearance could be terminated, either of which would have an adverse impact on our business, financial condition, and results of operations.

Most of our customer contracts may be terminated by the customer at any time for convenience and may contain other provisions permitting the customer to discontinue contract performance, and if terminated contracts are not replaced, our results of operations may differ materially and adversely from those anticipated. In addition, our contracts with government customers often contain provisions with additional rights and remedies favorable to such customers that are not typically found in commercial contracts.

Most of our contracts, including our government contracts, contain termination for convenience provisions. Customers that terminate such contracts may also be entitled to a pro rata refund of the amount of the customer deposit for the period of time remaining in the contract term after the applicable termination notice period expires. Government contracts often contain provisions and are subject to laws and regulations that provide government customers with additional rights and remedies not typically found in commercial contracts. These rights and remedies allow government customers, among other things, to:

•	Terminate existing contracts for convenience with short notice;

•	Reduce orders under or otherwise modify contracts;

•

For contracts subject to the Truth in Negotiations Act, reduce the contract price or cost where it was increased because a contractor or subcontractor furnished cost or pricing data during negotiations that was not complete, accurate, and current;

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For some contracts, (i) demand a refund, make a forward price adjustment, or terminate a contract for default if a contractor provided inaccurate or incomplete data during the contract negotiation process and (ii) reduce the contract price under triggering circumstances, including the revision of price lists or other documents upon which the contract award was predicated;

•	Cancel multi-year contracts and related orders if funds for contract performance for any subsequent year become unavailable;

•	Decline to exercise an option to renew a multi-year contract or issue task orders in connection with indefinite delivery/indefinite quantity (“IDIQ”) contracts;

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Claim rights in solutions, systems, or technology produced by us, appropriate such work-product for their continued use without continuing to contract for our services, and disclose such work-product to third parties, including other government agencies and our competitors, which could harm our competitive position;

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Prohibit future procurement awards with a particular agency due to a finding of organizational conflicts of interest based upon prior related work performed for the agency that would give a contractor an unfair advantage over competing contractors, or the existence of conflicting roles that might bias a contractor’s judgment;

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Subject the award of contracts to protest by competitors, which may require the contracting federal agency or department to suspend our performance pending the outcome of the protest and may also result in a requirement to resubmit offers for the contract or in the termination, reduction, or modification of the awarded contract;

•	Suspend or debar us from doing business with the applicable government; and

•	Control or prohibit the export of our services.

If a customer were to unexpectedly terminate, cancel, or decline to exercise an option to renew with respect to one or more of our significant contracts, or if a government were to suspend or debar us from doing business with such government, our business, financial condition, and results of operations would be materially harmed.

Failure to comply with laws, regulations, or contractual provisions applicable to our business could cause us to lose government customers or our ability to contract with the U.S. and other governments.

As a government contractor, we must comply with laws, regulations, and contractual provisions relating to the formation, administration, and performance of government contracts and inclusion on government contract vehicles, which affect how we and our partners do business with government agencies. As a result of actual or perceived noncompliance with government contracting laws, regulations, or contractual provisions, we may be subject to audits and internal investigations which may prove costly to our business financially, divert management time, or limit our ability to continue selling our software and services to our government customers. These laws and regulations may impose other added costs on our business, and failure to comply with these or other applicable regulations and requirements, including non-compliance in the past, could lead to claims for damages from our channel partners, penalties, and termination of contracts and suspension or debarment from government contracting for a period of time with government agencies. Any such damages, penalties, disruption, or limitation in our ability to do business with a government could adversely impact, and could have a material adverse effect on, our business, results of operations, financial condition, public perception, and growth prospects.

Evolving government procurement policies and increased emphasis on cost over performance could adversely affect our business.

Federal, state, local, and foreign governments and government agencies could implement procurement policies that negatively impact our profitability. Changes in procurement policy favoring more non-commercial purchases, different pricing, or evaluation criteria or government contract negotiation offers based upon the customer’s view of what our pricing should be may affect the predictability of our margins on such contracts or make it more difficult to compete on certain types of programs.

Governments and government agencies are continually evaluating their contract pricing and financing practices, and we have no assurance regarding the full scope and recurrence of any study and what changes will be proposed, if any, and their impact on our financial position, cash flows, or results of operations.

Increased competition and bid protests in a budget-constrained environment may make it more difficult to maintain our financial performance and customer relationships.

A substantial portion of our business is awarded through competitive bidding. Even if we are successful in obtaining an award, we may encounter bid protests from unsuccessful bidders on any specific award. Bid protests could result, among other things, in significant expenses to us, contract modifications, or even loss of the contract award. Even where a bid protest does not result in the loss of a contract award, the resolution can extend the time until contract activity can begin and, as a result, delay the recognition of revenue. We also may not be successful in our efforts to protest or challenge any bids for contracts that were not awarded to us, and we would be required to incur significant time and expense in such efforts.

In addition, governments and agencies increasingly have relied on competitive contract award types, including IDIQ and other multi-award contracts, which have the potential to create pricing pressure and to increase our costs by requiring us to submit multiple bids and proposals. Multi-award contracts require us to make sustained efforts to obtain orders under the contract. The competitive bidding process entails substantial costs and managerial time to prepare bids and proposals for contracts that may not be awarded to us or may be split among competitors.

We are experiencing increased competition while, at the same time, many of our customers are facing budget pressures, cutting costs, identifying more affordable solutions, performing certain work internally rather than hiring contractors, and reducing product development cycles. To remain competitive, we must maintain consistently strong customer relationships, seek to understand customer priorities, and provide superior performance, advanced technology solutions, and service at an affordable cost with the agility that our customers require to satisfy their objectives in an increasingly price competitive environment. Failure to do so could have an adverse impact on our business, financial condition, and results of operations.

The U.S. government may procure non-commercial developmental services rather than commercial products, which could materially impact our future U.S. government business and revenue.

U.S. government agencies, including our customers, often award large developmental item and service contracts to build custom software rather than firm fixed-price contracts for commercial products. The U.S. government is required to procure commercial items and services to the maximum extent practicable in accordance with FASA, 10 U.S.C. § 2377; 41 U.S.C. § 3307, and the U.S. government may instead decide to procure non-commercial developmental items and services if commercial items and services are not practicable. In order to challenge a government decision to procure developmental items and services instead of commercial items and services, we would be required to file a bid protest at the agency level and/or with the Government Accountability Office. This can result in contentious communications with government agency legal and contracting offices and may escalate to litigation in federal court. The results of any future challenges or potential litigation cannot be predicted with certainty, however, and any dispute or litigation with the U.S. government may not be resolved in our favor; moreover, whether or not it is resolved in our favor, such disputes or litigation could result in significant expense and divert the efforts of our technical and management personnel. These proceedings could adversely affect our reputation and relationship with government customers and could also result in negative publicity, which could harm customer and public perception of our business. Any change in or repeal of FASA, or a contrary interpretation of FASA by a court of competent jurisdiction, could adversely affect our competitive position for U.S. federal government contracts.

A decline in the U.S. and other government budgets, changes in spending or budgetary priorities, or delays in contract awards may significantly and adversely affect our future revenue and limit our growth prospects.

Because we generate a substantial portion of our revenue from contracts with U.S. government agencies, our results of operations could be adversely affected by government spending caps or changes in government budgetary priorities, as well as by delays in the government budget process, program starts, or the award of contracts or orders under existing contract vehicles, including as a result of a new U.S. administration. Current U.S. government spending levels for defense-related and other programs may not be sustained beyond government fiscal year 2021. Future spending and program authorizations may not increase or may decrease or shift to programs in areas in which we do not provide services or are less likely to be awarded contracts. Such changes in spending authorizations and budgetary priorities may occur as a result of shifts in spending priorities from defense-related and other programs as a result of competing demands for federal funds and the number and intensity of military conflicts or other factors.

The U.S. government also conducts periodic reviews of U.S. defense strategies and priorities which may shift Department of Defense budgetary priorities, reduce overall spending, or delay contract or task order awards for defense-related programs from which we would otherwise expect to derive a significant portion of our future revenue. A significant decline in overall U.S. government spending, a significant shift in spending priorities, the substantial reduction or elimination of defense-related programs, or significant budget-related delays in contract or task order awards for large programs could adversely affect our future revenue and limit our growth prospects.

General Risk Factors

Adverse economic conditions or reduced technology spending may adversely impact our business.

Our business depends on the economic health of our current and prospective customers and overall demand for technology. In addition, the purchase of our software and services is often discretionary and typically involves a significant commitment of capital and other resources. A further downturn in economic conditions, global political and economic uncertainty, a lack of availability of credit, a reduction in business confidence and activity, the curtailment of government or corporate spending, public health concerns or emergencies, financial market volatility, and other factors have in the past and may in the future affect the industries to which we sell our software and services. Our customers may suffer from reduced operating budgets, which could cause them to defer or forego purchases of our software or services. Moreover, competitors may respond to market conditions by lowering prices and attempting to lure away our customers, and the increased pace of consolidation in certain industries may result in reduced overall spending on our offerings. Uncertainty about global and regional economic conditions, a downturn in the technology sector or any sectors in which our customers operate, or a reduction in information technology spending even if economic conditions are stable, could adversely impact our business, financial condition, and results of operations in a number of ways, including longer sales cycles, lower prices for our software and services, material default rates among our customers, reduced sales of our software or services, and lower or no growth.

We cannot predict the timing, strength, or duration of any crises, economic slowdown, or any subsequent recovery generally, or for any industry in particular. Although certain aspects of the effects of a crisis or an economic slowdown may provide potential new opportunities for our business, we cannot guarantee that the net impact of any such events will not be materially negative. Accordingly, if the conditions in the general economy and the markets in which we operate worsen from present levels, our business, financial condition, and results of operations could be adversely affected.

We will incur increased costs and demands upon management as a result of complying with the laws and regulations affecting public companies, which could adversely affect our business, results of operations, and financial condition.

As a public company, we will be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the listing standards of The Nasdaq Stock Market LLC (“Nasdaq”), and other applicable securities rules and regulations. We expect that the requirements of these rules and regulations will continue to increase our legal, accounting, and financial compliance costs, make some activities more difficult, time-consuming and costly, and place significant strain on our personnel, systems, and resources. For example, the Exchange Act requires, among other things, that we file annual, quarterly, and current reports with respect to our business and results of operations. As a result of the complexity involved in complying with the rules and regulations applicable to public companies, our management’s attention may be diverted from other business concerns, which could harm our business, results of operations, and financial condition. Although we have already hired additional employees to assist us in complying with these requirements, we may need to hire more employees in the future or engage outside consultants, which will increase our operating expenses. Additionally, as a public company subject to additional rules and regulations and oversight, we may not have the same flexibility we had as a private company.

In addition, changing laws, regulations, and standards relating to corporate governance and public disclosure are creating uncertainty for public companies, increasing legal and financial compliance costs, and making some activities more time-consuming. These laws, regulations and standards are subject to varying interpretations, in many cases due to their lack of specificity, and, as a result, their application in practice may evolve over time as new guidance is provided by regulatory and governing bodies. This could result in continuing uncertainty regarding compliance matters and higher costs necessitated by ongoing revisions to disclosure and governance practices. We intend to invest substantial resources to comply with evolving laws, regulations and standards, and this investment may result in increased general and administrative expenses and a diversion of management’s time and attention from business operations to compliance activities. If our efforts to comply with new laws, regulations and standards differ from the activities intended by regulatory or governing bodies due to ambiguities related to their application and practice, regulatory authorities may initiate legal proceedings against us, and our business may be harmed.

We also expect that being a public company and these new rules and regulations will make it more expensive for us to obtain director and officer liability insurance, and we may be required to accept reduced coverage or incur substantially higher costs to obtain coverage. These factors could also make it more difficult for us to attract and retain qualified members of our board of directors, particularly to serve on our audit committee and compensation committee, and qualified executive officers.

As a result of disclosure of information in this proxy statement and in filings required of a public company, our business and financial condition will become more visible, which may result in an increased risk of threatened or actual litigation, including by competitors and other third parties. If such claims are successful, our business and results of operations could be harmed, and even if the claims do not result in litigation or are resolved in our favor, these claims, and the time and resources necessary to resolve them, could divert the resources of our management and harm our business, results of operations, and financial condition.

The Company may not be able to timely and effectively implement controls and procedures required by Section 404(a) of the Sarbanes-Oxley Act that will be applicable to it after the Business Combination is consummated.

We are not currently subject to Section 404(a) of the Sarbanes-Oxley Act. However, following the consummation of the Business Combination and the transactions related thereto, the Company will be required to provide management’s attestation on internal controls. The standards required for a public company under Section 404(a) of the Sarbanes-Oxley Act are significantly more stringent than those required of us as a privately-held company. Management may not be able to effectively and timely implement controls and procedures that adequately respond to the increased regulatory compliance and reporting requirements that will be applicable after the Business Combination. If the Company is not able to implement the additional requirements of Section 404(a) in a timely manner or with adequate compliance, it may not be able to assess whether its internal controls over financial reporting are effective, which may subject it to financial reporting misstatements, adverse regulatory consequences and could harm investor confidence and the market price of its shares of common stock.

Natural disasters and other events beyond our control could harm our business.

Natural disasters or other catastrophic events may cause damage or disruption to our operations, non-U.S. commerce and the global economy, and thus could have a negative effect on us. Our business operations are subject to interruption by natural disasters, earthquakes, flooding, fire, power shortages, pandemics such as the recent spread of COVID-19, terrorism, political unrest, telecommunications failure, vandalism, cyberattacks, geopolitical instability, war, the effects of climate change (such as drought, wildfires, increased storm severity, and sea level rise), and other events beyond our control. Although we maintain crisis management and disaster response plans, such events could make it difficult or impossible for us to deliver our services to our customers, could decrease demand for our services, could make existing customers unable or unwilling to fulfill their contractual requirements to us, including their payment obligations, and could cause us to incur substantial expense, including expenses or liabilities arising from potential litigation. Our insurance may not be sufficient to cover losses or additional expense that we may sustain. Customer data could be lost, significant recovery time could be required to resume operations and our financial condition and results of operations could be adversely affected in the event of a major natural disaster or catastrophic event.

Risks Related to the Company and the Business Combination

The Company has no operating history and is subject to a mandatory liquidation and subsequent dissolution requirement. If the Company is unable to consummate a business combination, including the Business Combination, its public stockholders may be forced to wait until after February 11, 2023 before receiving distributions from the Trust Account.

The Company is a development stage blank check company, and as it has no operating history and is subject to a mandatory liquidation and subsequent dissolution requirement. The Company has until February 11, 2023 to complete a business combination. The Company has no obligation to return funds to investors prior to such date unless (i) it consummates a business combination prior thereto or (ii) it seeks to amend its current amended and restated certificate of corporation prior to consummation of a business combination, and only then in cases where investors have sought to convert or sell their shares to the Company. Only after the expiration of this full time period will public security holders be entitled to distributions from the Trust Account if the Company is unable to complete a business combination. Accordingly, investors’ funds may be unavailable to them until after such date and to liquidate their investment, public security holders may be forced to sell their public shares or warrants, potentially at a loss. In addition, if the Company fails to complete an initial business combination by February 11, 2023, there will be no Redemption Rights or liquidating distributions with respect to the warrants, which will expire worthless, unless the Company amends its certificate of incorporation to extend its life and certain other agreements it has entered into.

We have no operating or financial history and our results of operations and those of New BigBear may differ significantly from the unaudited pro forma financial data included in this proxy statement.

We are a blank check company and we have no operating history and no revenues. This proxy statement includes unaudited pro forma condensed combined financial statements for New BigBear. The unaudited pro forma condensed combined statement of operations of New BigBear combines the historical audited results of operations of the Company for the period ended December 31, 2020, with the historical audited results of operations of BigBear for the year ended December 31, 2020, respectively, and gives pro forma effect to the Business Combination as if it had been consummated on January 1, 2020. The unaudited pro forma condensed combined balance sheet of New BigBear combines the historical balance sheets of the Company as of March 31, 2021 and of BigBear as of March 31, 2021 and gives pro forma effect to the Business Combination as if it had been consummated on March 31, 2021.

The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only, are based on certain assumptions, address a hypothetical situation and reflect limited historical financial data. Therefore, the unaudited pro forma condensed combined financial statements are not necessarily indicative of the results of operations and financial position that would have been achieved had the Business Combination and the acquisitions by BigBear been consummated on the dates indicated above, or the future results of operations or financial position of New BigBear. Accordingly, New BigBear’s business, assets, cash flows, results of operations and financial condition may differ significantly from those indicated by the unaudited pro forma condensed combined financial statements included in this document. For more information, please see the section entitled “Unaudited Pro Forma Condensed Combined Financial Information.”

Unanticipated changes in effective tax rates or adverse outcomes resulting from examination of our income or other tax returns could adversely affect our financial condition and results of operations.

We will be subject to income taxes in the United States and other jurisdictions, and our tax liabilities will be subject to the allocation of expenses in differing jurisdictions. Our future effective tax rates could be subject to volatility or adversely affected by a number of factors, including:

•	changes in the valuation of our deferred tax assets and liabilities;

•	expected timing and amount of the release of any tax valuation allowances;

•	tax effects of stock-based compensation;

•	costs related to intercompany restructurings;

•

changes in tax laws, regulations or interpretations thereof; or lower than anticipated future earnings in jurisdictions where we have lower statutory tax rates and higher than anticipated future earnings in jurisdictions where we have higher statutory tax rates.

In addition, we may be subject to audits of our income, sales and other transaction taxes by taxing authorities. Outcomes from these audits could have an adverse effect on our financial condition and results of operations.

If we are unable to complete an initial business combination, our public stockholders may receive only approximately $10.00 per share on the liquidation of the Trust Account (or less than $10.00 per share in certain circumstances where a third party brings a claim against us that our Sponsor is unable to indemnify), and our warrants will expire worthless.

If we are unable to complete an initial business combination by the applicable deadline, our public stockholders may receive only approximately $10.00 per share on the liquidation of the Trust Account (or less than $10.00 per share in certain circumstances where a third-party brings a claim against us that our Sponsor is unable to indemnify (as described herein)) and our warrants will expire worthless.

Following the consummation of the Business Combination, our only significant asset will be our ownership interest in our subsidiaries and such ownership may not be sufficient to pay dividends or make distributions or loans to enable us to pay any dividends on our Common Stock or satisfy our other financial obligations.

Following the consummation of the Business Combination, we will have no direct operations and no significant assets other than our ownership of our subsidiaries. We will depend on our subsidiaries for distributions, loans and other payments to generate the funds necessary to meet our financial obligations, including our expenses as a publicly traded company and to pay any dividends with respect to our Common Stock. The financial condition and operating requirements of our subsidiaries may limit our ability to obtain cash from our subsidiaries. The earnings from, or other available assets of, our subsidiaries may not be sufficient to pay dividends or make distributions or loans to enable us to pay any dividends on our Common Stock or satisfy our other financial obligations.

The ability of our subsidiaries to make distributions, loans and other payments to us for the purposes described above and for any other purpose may be limited by credit agreements to which our subsidiaries are party from time to time, including the existing loan and security agreement described in “BigBear’s Management’s Discussion and Analysis of Financial Condition and Results of Operations”, and will be subject to the negative covenants set forth therein. Any loans or other extensions of credit to us from our subsidiaries will be permitted only to the extent there is an applicable exception to the investment covenants under these credit agreements. Similarly, any dividends, distributions or similar payments to us from our subsidiaries will be permitted only to the extent there is an applicable exception to the dividends and distributions covenants under these credit agreements.

Because we have no current plans to pay cash dividends on shares of common stock for the foreseeable future, you may not receive any return on investment unless you sell shares of Common Stock for a price greater than that which you paid for it.

We may retain future earnings, if any, for future operations, expansion and debt repayment and have no current plans to pay any cash dividends for the foreseeable future. Any decision to declare and pay dividends as a public company in the future will be made at the discretion of the Company’s Board and will depend on, among other things, our results of operations, financial condition, cash requirements, contractual restrictions and other factors that the Board may deem relevant. In addition, our ability to pay dividends may be limited by covenants of any existing and future outstanding indebtedness we or our subsidiaries incur. As a result, you may not receive any return on an investment in the Company’s Common Stock unless you sell your Common Stock for a price greater than that which you paid for it.

There can be no assurance that New BigBear Common Stock will be approved for listing on Nasdaq or that New BigBear will be able to comply with the continued listing standards of Nasdaq.

In connection with the closing of the Business Combination, we intend to list New BigBear’s common stock and warrants on Nasdaq under the symbols “BBAI” and “BBAIW,” respectively. New BigBear’s continued eligibility for listing may depend on the number of the Company’s shares that are redeemed. If, after the Business

Combination, Nasdaq delists New BigBear’s shares from trading on its exchange for failure to meet the listing standards, New BigBear and its stockholders could face significant material adverse consequences including:

•	a limited availability of market quotations for New BigBear’s securities;

•

a determination that New BigBear Common Stock is a “penny stock” which will require brokers trading in New BigBear Common Stock to adhere to more stringent rules, possibly resulting in a reduced level of trading activity in the secondary trading market for shares of New BigBear Common Stock;

•	a limited amount of analyst coverage; and

•	a decreased ability to issue additional securities or obtain additional financing in the future.

Subsequent to the consummation of the Business Combination, New BigBear may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on its financial condition, results of operations and stock price, which could cause you to lose some or all of your investment.

Although the Company has conducted due diligence on BigBear and its subsidiaries, the Company cannot assure you that this diligence revealed all material issues that may be present in BigBear’s and its subsidiaries’ business, that it would be possible to uncover all material issues through a customary amount of due diligence, or that factors outside of the Company’s and BigBear’s (and its subsidiaries’) control will not later arise. As a result, New BigBear may be forced to later write-down or write-off assets, restructure its operations, or incur impairment or other charges that could result in losses. Even if the Company’s due diligence successfully identifies certain risks, unexpected risks may arise and previously known risks may materialize in a manner not consistent with the Company’s preliminary risk analysis. Even though these charges may be non-cash items and may not have an immediate impact on New BigBear’s liquidity, the fact that New BigBear reports charges of this nature could contribute to negative market perceptions about it or its securities. In addition, charges of this nature may cause New BigBear to be unable to obtain future financing on favorable terms or at all.

Following the consummation of the Business Combination, New BigBear will incur significant increased expenses and administrative burdens as a public company, which could have an adverse effect on its business, financial condition and results of operations.

Following the consummation of the Business Combination, New BigBear will face increased legal, accounting, administrative and other costs and expenses as a public company that BigBear and its subsidiaries do not incur as private companies. The Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), including the requirements of Section 404, as well as rules and regulations subsequently implemented by the SEC, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and the rules and regulations promulgated and to be promulgated thereunder, Public Company Accounting Oversight Board (the “PCAOB”) and the securities exchanges, impose additional reporting and other obligations on public companies. Compliance with public company requirements will increase costs and make certain activities more time-consuming. A number of those requirements will require New BigBear to carry out activities BigBear and its subsidiaries have not done previously. For example, New BigBear will create new board committees and adopt new internal controls and disclosure controls and procedures. In addition, expenses associated with SEC reporting requirements will be incurred. Furthermore, if any issues in complying with those requirements are identified (for example, if the auditors identify a material weakness or significant deficiency in the internal control over financial reporting), New BigBear could incur additional costs rectifying those issues, and the existence of those issues could adversely affect New BigBear’s reputation or investor perceptions of it. It may also be more expensive to obtain director and officer liability insurance. Risks associated with New BigBear’s status as a public company may make it more difficult to attract and retain qualified persons to serve on the New BigBear Board or as executive officers. The additional reporting and other obligations imposed by these rules and regulations will increase legal and financial compliance costs and the costs of related legal, accounting and administrative activities. These increased costs will require New

BigBear to divert a significant amount of money that could otherwise be used to expand the business and achieve strategic objectives. Advocacy efforts by stockholders and third parties may also prompt additional changes in governance and reporting requirements, which could further increase costs.

The Initial Stockholders have agreed to vote in favor of such initial Business Combination, regardless of how the Company’s public stockholders vote.

Unlike some other blank check companies in which the initial stockholders agree to vote their initial stockholder shares in accordance with the majority of the votes cast by the public stockholders in connection with an initial business combination, the Initial Stockholders have agreed (i) to vote their shares in favor of any proposed business combination, including the Business Combination, (ii) not to convert their shares in connection with a stockholder vote to approve a proposed initial business combination, and (iii) not to sell any such shares to the Company in a tender offer in connection with any proposed business combination. Our Initial Stockholders have agreed to vote their shares in favor of the Business Combination Proposal. As a result, we would need only 1,417,801, or approximately 4%, of the 35,880,000 public shares, to be voted in favor of the Merger Agreement in order to have the Business Combination approved. Accordingly, it is more likely that the necessary stockholder approval will be received than would be the case if the Initial Stockholders and the Insiders agreed to vote their Founder Shares and Insider Shares in accordance with the majority of the votes cast by the Company’s public stockholders.

The unaudited pro forma condensed combined financial information included in this proxy statement may not be indicative of what the Company’s actual financial position or results of operations would have been.

The unaudited pro forma condensed combined financial information in this proxy statement is presented solely for illustrative purposes only and is not necessarily indicative of what the Company’s actual financial position or results of operations would have been had the Business Combination completed on the dates indicated. See the section titled “Unaudited Pro Forma Condensed Combined Financial Information” for more information.

If third parties bring claims against the Company, the proceeds held in trust could be reduced and the per-share redemption price received by stockholders may be less than $10.00 per share.

The Company’s placing of funds in trust may not protect those funds from third party claims against the Company. Although the Company has sought to have all vendors and service providers the Company engages and prospective target businesses the Company negotiated with execute agreements with the Company waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account for the benefit of the Company’s public stockholders, they may not execute such agreements. Furthermore, even if such entities execute such agreements with the Company, they may seek recourse against the Trust Account. A court may not uphold the validity of such agreements. Accordingly, the proceeds held in trust could be subject to claims which could take priority over those of the Company’s public stockholders. If the Company is unable to complete a business combination and distribute the proceeds held in trust to the Company’s public stockholders, the Sponsor has agreed (subject to certain exceptions described elsewhere in this proxy statement) that it will be liable to ensure that the proceeds in the Trust Account are not reduced below $10.00 per share by the claims of target businesses or claims of vendors or other entities that are owed money by the Company for services rendered or contracted for or products sold to the Company. However, it may not be able to meet such obligation. Therefore, the per-share distribution from the Trust Account may be less than $10.00, plus interest, due to such claims.

Additionally, if the Company is forced to file a bankruptcy case or an involuntary bankruptcy case is filed against the Company’s which is not dismissed, the proceeds held in the Trust Account could be subject to applicable bankruptcy law, and may be included in the Company’s bankruptcy estate and subject to the claims of third parties with priority over the claims of the Company’s stockholders. To the extent any bankruptcy claims deplete the Trust Account, the Company may not be able to return to the Company’s public stockholders at least $10.00. The Sponsor may not have sufficient funds to satisfy its indemnity obligations, as its only assets are securities of the Company. The Company has not asked the Sponsor to reserve for such indemnification obligations. As a result, if any such claims were successfully made against the Trust Account, the funds available for the Company’s initial business combination, including the Business Combination, and redemptions could be reduced to less than $10.00 per public share.

Our directors may decide not to enforce the indemnification obligations of our Sponsor, resulting in a reduction in the amount of funds in the Trust Account available for distribution to our public stockholders.

In the event that the proceeds in the Trust Account are reduced below the lesser of (i) $10.00 per public share and (ii) the actual amount per share held in the Trust Account as of the date of the liquidation of the Trust Account if less than $10.00 per share due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, and our Sponsor asserts that it is unable to satisfy its obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against our Sponsor to enforce its indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against our Sponsor to enforce its indemnification obligations to us, it is possible that our independent directors in exercising their business judgment and subject to their fiduciary duties may choose not to do so in any particular instance if, for example, the cost of such legal action is deemed by the independent directors to be too high relative to the amount recoverable or if the independent directors determine that a favorable outcome is not likely. If our independent directors choose not to enforce these indemnification obligations, the amount of funds in the Trust Account available for distribution to our public stockholders may be reduced below $10.00 per share.

If, before distributing the proceeds in the Trust Account to our public stockholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, the claims of creditors in such proceeding may have priority over the claims of our stockholders and the per-share amount that would otherwise be received by our stockholders in connection with our liquidation may be reduced.

If, before distributing the proceeds in the Trust Account to our public stockholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, the proceeds held in the Trust Account could be subject to applicable bankruptcy law, and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of our stockholders. To the extent any bankruptcy claims deplete the Trust Account, the per-share amount that would otherwise be received by our stockholders in connection with our liquidation may be reduced.

If, after we distribute the proceeds in the Trust Account to our public stockholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, a bankruptcy court may seek to recover such proceeds, and we and our Board may be exposed to claims of punitive damages.

If, after we distribute the proceeds in the Trust Account to our public stockholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, any distributions received by stockholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover all amounts received by our stockholders. In addition, our Board may be viewed as having breached its fiduciary duty to our creditors and/or having acted in bad faith, thereby exposing itself and us to claims of punitive damages, by paying public stockholders from the Trust Account prior to addressing the claims of creditors.

The Company’s stockholders may be held liable for claims by third parties against the Company to the extent of distributions received by them.

The Company’s certificate of incorporation provides that it will continue in existence only until 24 months after the closing of the IPO. If the Company has not completed a business combination by such date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account net of interest that may be used by the Company to pay its franchise and income taxes payable and up to $100,000 for dissolution expenses, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and our Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

If the Company is forced to file a bankruptcy case or an involuntary bankruptcy case is filed against the Company which is not dismissed, any distributions received by stockholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover all amounts received by the Company’s stockholders. Furthermore, because the Company intends to distribute the proceeds held in the public shares to the Company’s public stockholders promptly after expiration of the time the Company has to complete an initial business combination, this may be viewed or interpreted as giving preference to the Company’s public stockholders over any potential creditors with respect to access to or distributions from the Company’s assets. Furthermore, our Board may be viewed as having breached their fiduciary duties to the Company’s creditors and/or may have acted in bad faith, and thereby exposing itself and the Company to claims of punitive damages, by paying public stockholders from the Trust Account prior to addressing the claims of creditors. The Company cannot assure you that claims will not be brought against it for these reasons.

Neither the Company nor its stockholders will have the protection of any indemnification, escrow, price adjustment or other provisions that allow for a post-closing adjustment to be made to the total aggregate closing consideration in the event that any of the representations and warranties made by BigBear or Ultimate in the Business Combination ultimately proves to be inaccurate or incorrect.

The representations and warranties made by BigBear and Ultimate to the Company, and the Company to BigBear and Ultimate, in the Merger Agreement will not survive the consummation of the Business Combination. As a result, the Company and its stockholders will not have the protection of any indemnification, escrow, price adjustment or other provisions that allow for a post-closing adjustment to be made to the total merger consideration if any representation or warranty made by BigBear or Ultimate in the Merger Agreement proves to be inaccurate or incorrect. Accordingly, to the extent such representations or warranties are incorrect, the Company would have no indemnification claim with respect thereto and its financial condition or results of operations could be adversely affected.

The Company may not have sufficient funds to satisfy indemnification claims of its directors and executive officers.

The Company has agreed to indemnify its officers and directors to the fullest extent permitted by law. However, the Company’s officers and directors have agreed to waive any right, title, interest or claim of any kind in or to any monies in the Trust Account and not to seek recourse against the Trust Account for any reason whatsoever. Accordingly, any indemnification provided will be able to be satisfied by the Company only if (i) the Company has sufficient funds outside of the Trust Account or (ii) the Company consummates an initial business combination. The Company’s obligation to indemnify its officers and directors may discourage stockholders from bringing a lawsuit against its officers or directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against the Company’s officers and directors, even though such an action, if successful, might otherwise benefit the Company and its stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent the Company pays the costs of settlement and damage awards against its officers and directors pursuant to these indemnification provisions.

If the Company does not file and maintain a current and effective prospectus relating to the Common Stock issuable upon exercise of the warrants, holders will only be able to exercise such warrants on a “cashless basis.”

If the Company does not file and maintain a current and effective prospectus relating to the Common Stock issuable upon exercise of the warrants at the time that holders wish to exercise such warrants, they will only be able to exercise them on a “cashless basis” provided that an exemption from registration is available. As a result, the number of shares of Common Stock that holders will receive upon exercise of the warrants will be fewer than it would have been had such holder exercised its warrant for cash. Further, if an exemption from registration is not available, holders would not be able to exercise on a cashless basis and would only be able to exercise their warrants for cash if a current and effective prospectus relating to the Common Stock issuable upon exercise of the warrants is available. Under the terms of the Warrant Agreement, the Company has agreed to use its best efforts to meet these conditions and to file and maintain a current and effective prospectus relating to the Common Stock issuable upon exercise of the warrants until the expiration of the warrants. However, the Company cannot assure you that it will be able to do so. If the Company is unable to do so, the potential “upside” of the holder’s investment in the Company may be reduced or the warrants may expire worthless.

Even if the Company consummates the Business Combination, there is no guarantee that the warrants will ever be in the money, and they may expire worthless and the terms of warrants may be amended.

The exercise price for the warrants is $11.50 per share of Common Stock. There is no guarantee that the public warrants will ever be in the money prior to their expiration, and as such, the warrants may expire worthless.

In addition, the Company’s warrants were issued in registered form under the Warrant Agreement between Continental Stock Transfer & Trust Company, as warrant agent, and the Company. The Warrant Agreement provides that the terms of the warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision, but requires the approval by the holders of at least 50% of the then outstanding public warrants to make any other change. Accordingly, the Company may amend the terms of the warrants in a manner adverse to a holder if holders of at least 50% of the then outstanding public warrants approve of such amendment. Although the Company’s ability to amend the terms of the warrants with the consent of at least 50% of the then outstanding public warrants is unlimited, examples of such amendments could be amendments to, among other things, increase the exercise price of the warrants, shorten the exercise period or decrease the number of shares and their respective affiliates and associates have of Common Stock purchasable upon exercise of a warrant.

The exercise price for our public warrants is higher than in many similar blank check company offerings in the past, and, accordingly, the public warrants are more likely to expire worthless.

The exercise price of our public warrants is higher than is typical with many similar blank check companies in the past. Historically, with regard to units offered by blank check companies, the exercise price of a public warrant was generally a fraction of the purchase price of the units in the initial public offering. The exercise price for our public warrants is $11.50 per share, subject to adjustment as provided herein. As a result, the public warrants are less likely to ever be in the money and more likely to expire worthless.

Warrants will become exercisable for our Common Stock, which would increase the number of shares eligible for future resale in the public market and result in dilution to our stockholders.

Our public warrants issued as part of our IPO are exercisable for up to one share of Common Stock at $11.50 per share. We are also issuing the Convertible Note Warrants to purchase up to one share of Common Stock for a per share exercise price of $11.50. The additional shares of Common Stock issued upon exercise of our warrants will result in dilution to the then existing holders of Common Stock of the Company and increase the number of shares eligible for resale in the public market. Sales of substantial numbers of such shares in the public market could adversely affect the market price of our Common Stock.

Certain of our warrants are accounted for as a warrant liability and are recorded at fair value upon issuance with changes in fair value each period reported in earnings, which may have an adverse effect on the market price of our common stock.

We had 366,533 Private Placement Warrants that were issued concurrently with the Offering. The Private Placement Warrants and the shares of Company common stock issuable upon the exercise of the Private Placement Warrants are exercisable for cash or on a cashless basis, at the holder’s option, and are non-redeemable so long as they are held by the initial purchasers or their permitted transferees. If the Private Placement Warrants are held by someone other than the initial purchasers or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the warrants included in the units sold in the IPO, in which case the 366,533 Private Placement Warrants could be redeemed by the Company for $3,665. Under GAAP, the Company is required to evaluate contingent exercise provisions of these warrants and then their settlement provisions to determine whether they should be accounted for as a warrant liability or as equity. Any settlement amount not equal to the difference between the fair value of a fixed number of the Company’s equity shares and a fixed monetary amount precludes these warrants from being considered indexed to its own stock, and therefore, from being accounted for as equity. As a result of the provision that the Private Placement Warrants, when held by someone other than the initial purchasers or their permitted transferees, will be redeemable by the Company, the requirements for accounting for these warrants as equity are not satisfied. Therefore, the Company is required to account for these Private Placement Warrants as a warrant liability and record (a) that liability at fair value, which was determined as the same as the fair value of the warrants included in the units sold in the IPO, and (b) any subsequent changes in fair value as of the end of each period for which earnings are reported. The impact of changes in fair value on earnings may have an adverse effect on the market price of our common stock.

Stockholders may not know immediately after the special meeting whether we have satisfied the closing condition that the amount in the Trust Account, the proceeds from the Convertible Note Investment and the proceeds of any private placement of the Company’s common stock consummated immediately prior to the Closing of the Business Combination equal or exceed $350,000,000.

If we receive valid redemption requests from holders of public shares prior to the redemption deadline, we may, at our sole discretion, following the redemption deadline and until the Closing Date, seek and permit withdrawals by one or more of such holders of their redemption requests. We may select which holders to seek such withdrawals of redemption requests from based on any factors we may deem relevant, and the purpose of seeking such withdrawals may be to increase the funds held in the trust account, including where we otherwise would not satisfy the closing condition that the amount in the Trust Account, the proceeds from the Convertible Note Investment and the proceeds of any private placement of the Company’s common stock consummated immediately prior to the Closing of the Business Combination equal or exceed $350,000,000. This process could take a number of days, and there may be a period of time after the special meeting and before the Closing when stockholders do not know whether we have satisfied this closing condition.

The Company has no obligation to net cash settle the warrants.

In no event will the Company have any obligation to net cash settle the warrants. Furthermore, there are no contractual penalties for failure to deliver securities to the holders of the warrants upon consummation of an initial business combination, including the Business Combination, or exercise of the warrants. Accordingly, the warrants may expire worthless.

The Company’s ability to successfully effect the Business Combination and to be successful thereafter will be totally dependent upon the efforts of its key personnel, including BigBear’s key personnel, all of whom are expected to join the Company following the Business Combination. While the Company intends to closely scrutinize any individuals it engages after the Business Combination, it cannot assure you that its assessment of these individuals will prove to be correct.

The Company’s ability to successfully effect the Business Combination is dependent upon the efforts of key personnel of BigBear and its subsidiaries and of the Company, including Dr. Raluca Dinu, the Company’s Chief Executive Officer, and Dr. Avi Katz, the Company’s Executive Chairman, and Dr. Reginald Brothers, BigBear’s Chief Executive Officer. Although the Company expects all of BigBear’s and its subsidiaries’ key personnel to remain with New BigBear following the consummation of the Business Combination, it is possible that New BigBear will lose some key personnel, the loss of which could negatively impact the operations and profitability of New BigBear. While New BigBear intends to closely scrutinize any individuals it engages after the Business Combination, it cannot assure you that its assessment of these individuals will prove to be correct. These individuals may be unfamiliar with the requirements of operating a public company which could cause New BigBear to have to expend time and resources helping them become familiar with such requirements. This could be expensive and time-consuming and could lead to various regulatory issues which may adversely affect its operations.

The Company and BigBear will be subject to business uncertainties and contractual restrictions while the Business Combination is pending.

Uncertainty about the effect of the Business Combination on employees and third parties may have an adverse effect on the Company and BigBear and its subsidiaries. These uncertainties may impair our or BigBear’s and its’ subsidiaries’ ability to retain and motivate key personnel and could cause third parties that deal with any of us or them to defer entering into contracts or making other decisions or seek to change existing business relationships. If key employees depart because of uncertainty about their future roles and the potential complexities of the Business Combination, our or BigBear’s or its subsidiaries’ business could be harmed.

We may waive one or more of the conditions to the Business Combination.

We may agree to waive, in whole or in part, one or more of the conditions to our obligations to complete the Business Combination, to the extent permitted by our current amended and restated certificate of incorporation and Bylaws and applicable laws. We may not waive the condition that our stockholders approve the Business Combination. Please see the section entitled “Proposal No. 1—Approval of the Business Combination—Certain Agreements Related to the Business Combination—Merger Agreement—Conditions to Closing of the Business Combination” for additional information.

The exercise of discretion by our directors and officers in agreeing to changes to the terms of or waivers of closing conditions in the Merger Agreement may result in a conflict of interest when determining whether such changes to the terms of the Merger Agreement or waivers of conditions are appropriate and in the best interests of our stockholders.

In the period leading up to the Closing, other events may occur that, pursuant to the Merger Agreement, would require the Company to agree to amend the Merger Agreement, to consent to certain actions or to waive rights that we are entitled to under those agreements. Such events could arise because of changes in the course of BigBear’s and its subsidiaries’ business, a request by BigBear to undertake actions that would otherwise be prohibited by the terms of the Business Agreement or the occurrence of other events that would have a material adverse effect on BigBear’s and its subsidiaries’ business and would entitle the Company to terminate the Merger Agreement. In any of such circumstances, it would be in the discretion of the Company, acting through the Board, to grant its consent or waive its rights. The existence of the financial and personal interests of the directors described elsewhere in this proxy statement may result in a conflict of interest on the part of one or more of the directors between what he or she may believe is best for the Company and our stockholders and what he or she may believe is best for himself or herself or his or her affiliates in determining whether or not to take the requested action. As of the date of this proxy statement, we do not believe there will be any changes or waivers that our directors and officers would be likely to make after stockholder approval of the Business Combination has been obtained. While certain changes could be made without further stockholder approval, if there is a change to the terms of the Business Combination that would have a material impact on the stockholders, we will be required to circulate a new or amended proxy statement or supplement thereto and resolicit the vote of our stockholders with respect to the Business Combination Proposal.

We and BigBear will incur significant transaction and transition costs in connection with the Business Combination.

We and BigBear have both incurred and expect to incur significant, non-recurring costs in connection with consummating the Business Combination and operating as a public company following the consummation of the Business Combination. We and BigBear may also incur additional costs to retain key employees. All expenses incurred in connection with the Merger Agreement and the transactions contemplated thereby (including the Business Combination), including all legal, accounting, consulting, investment banking and other fees, expenses and costs, will be for the account of the party incurring such fees, expenses and costs or paid by the Company following the Closing.

The aggregate transaction expenses as a result of the Business Combination, including deferred underwriting compensation and fees to the co-placement agents for the Convertible Notes, are expected to be approximately $59.9 million. The per-share amount we will distribute to stockholders who properly exercise their redemption rights will not be reduced by the transaction expenses and after such redemptions, the per-share value of shares held by non-redeeming stockholders will reflect our obligation to pay the transaction expenses.

Our Sponsor, certain members of our Board and our officers have interests in the Business Combination that are different from or are in addition to other stockholders in recommending that stockholders vote in favor of approval of the Business Combination Proposal and approval of the other proposals described in this proxy statement.

When considering our Board’s recommendation that our stockholders vote in favor of the approval of the Business Combination Proposal, our stockholders should be aware that the directors and officers of the Company have interests in the Business Combination that may be different from, or in addition to, the interests of our stockholders. These interests include:

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the fact that our Initial Stockholders and the Insiders have agreed not to redeem any of the Private Placement Shares Founder Shares or the Insider Shares in connection with a stockholder vote to approve the Business Combination;

•	the fact that our Initial Stockholders and the Insiders will retain 10,069,600 Founder Shares and Insider Shares upon the Closing;

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the fact that our Initial Stockholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares if we fail to complete an initial business combination by the applicable deadline;

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if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, our Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party (other than our independent public accountants) for services rendered or products sold to us, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account;

•	the continued indemnification of our existing directors and officers and the continuation of our directors’ and officers’ liability insurance after the Business Combination;

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the fact that Dr. Avi Katz, Dr. Raluca Dinu and Dorothy D. Hayes will continue as board members of the post-combination company and each shall be entitled to receive compensation for serving on the board of directors of the post-combination company;

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the fact that we engaged the underwriters of our IPO as advisors to assist us in holding meetings with our stockholders to discuss potential business combination, introduce us to potential investors that are interested in purchasing our securities in connection with a potential business combination, assist us in obtaining stockholder approval for the business combination and assist us with our press releases and public filings in connection with a business combination. Pursuant to that agreement, we will pay the underwriters a cash fee for such services upon the consummation of the Business Combination in an amount equal to, in the aggregate, 3.5% of the gross proceeds of the IPO, including any proceeds from the exercise of the over-allotment option;

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the fact that the Sponsor and the Insiders entered into the Investor Rights Agreement pursuant to which the original lock-up period to which the Sponsor and the Insiders are subject was amended to provide for termination of the lock-up period six months after the consummation of the Business Combination (other than with respect to the Private Placement Units for which the termination of the lock-up period is 30 days after the consummation of the Business Combination); and

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the fact that our Sponsor, officers and directors will lose their entire investment in us if an initial business combination is not consummated by the applicable deadline. Prior to our IPO, our Sponsor purchased an aggregate of 7,460,000 Founder Shares (which following a 1.2:1 split in February 2021, resulted in 8,952,000 Founder Shares) for an aggregate purchase price of $25,000, or approximately $0.0033512 per share (as compared to the $10.00 per share price being used to determine the number of shares of Common Stock being issued to Ultimate (as the sole member of BigBear) in the Business Combination. Additionally, the Initial Stockholders purchased from the Company an aggregate of 1,099,600 Private Placement Units at a price of $10.00 per unit simultaneously with the consummation of our IPO for an aggregate purchase price of $10,996,000, with the Sponsor purchasing 850,000 Private Placement Units for $8,500,000, and Oppenheimer and Nomura purchasing 249,600 Private Placement Units. Certain of our directors and executive officers, including Dr. Avi Katz, Dr. Raluca Dinu and Dorothy D. Hayes, also have a direct or indirect economic interest in our securities. Drs. Katz and Dinu have an indirect interest in the 9,802,000 Founder Shares (which include the Founder Shares included in the 850,000 Private Placement Units) owned by the Sponsor, and Ms. Hayes owns 12,000 Insider Shares. The 8,952,000 Founder Shares acquired at our formation by the Sponsor would have had an aggregate market value of $[    ] based upon the closing price of $[    ] per public share on Nasdaq on [    ], 2021, the most recent practicable date prior to the date of this proxy statement. The 850,000 Private Placement Units held by the Sponsor would have had an aggregate market value of $[    ] based upon the closing price of $[    ] per public unit on Nasdaq on [    ], 2021, the most recent practicable date prior to the date of this proxy statement. The 18,000 shares owned by the Insiders would have had an aggregate market value of $[    ] based upon the closing price of $[    ] per public share on Nasdaq on [    ], 2021, the most recent practicable date prior to the date of this proxy statement. Additionally, the Sponsor, officers and directors do not currently have any unreimbursed out-of-pocket expenses in connection with the Business Combination.

Our Initial Stockholders, including our Sponsor and our independent directors, hold a significant number of shares of our Common Stock. They will lose their entire investment in us if a business combination is not completed.

Our Initial Stockholders and the Insiders hold in the aggregate 10,069,600 Founder Shares and Insider Shares, representing 21.9% of the total shares outstanding as of the date of this proxy statement. The Initial Stockholder Shares will be worthless if we do not complete a business combination by the applicable deadline.

The Founder Shares and Insider Shares are identical to the shares of Common Stock included in the public units, except that: (i) the Founder Shares and Insider Shares are subject to certain transfer restrictions; (ii) our Initial Stockholders, officers and directors have entered into a letter agreement with us, pursuant to which they have agreed: (a) to waive their redemption rights with respect to their shares of Common Stock in connection with the completion of our Business Combination; (b) waive their redemption rights with respect to their shares of Common Stock in connection with a stockholder vote to approve an amendment to our current amended and restated certificate of incorporation to modify the substance or timing of our obligation to redeem 100% of our public shares if we do not complete our initial business combination within 18 months from the closing of the IPO or to provide for redemption in connection with a business combination; and (c) to waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares and Insider Shares if we fail to complete our initial business combination by the applicable deadline (although they will be entitled to liquidating distributions from the Trust Account with respect to any public shares they hold if we fail to complete our initial business combination by the applicable deadline.

The personal and financial interests of our officers and directors may have influenced their motivation in identifying and selecting BigBear, completing a business combination with BigBear and may influence their operation of New BigBear following the Business Combination. This risk may become more acute as the deadline of the applicable deadline for completing an initial business combination nears.

Our Sponsor, directors or officers or their affiliates may elect to purchase shares or warrants from public stockholders, which may influence a vote on a proposed Business Combination and the other proposals described in this proxy statement and reduce the public “float” of our Common Stock.

Our Sponsor, directors or officers or their affiliates may purchase shares in privately negotiated transactions or in the open market either prior to or following the completion of our Business Combination, although they are under no obligation to do so. Such a purchase may include a contractual acknowledgement that such stockholder, although still the record holder of our shares is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that our Sponsor, directors, officers or their affiliates purchase shares in privately negotiated transactions from public stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares. The purpose of such purchases could be to vote such shares in favor of the Business Combination and thereby increase the likelihood of obtaining stockholder approval of the Business Combination or to satisfy closing conditions in the Merger Agreement regarding required amounts in the Trust Account, the proceeds from the Convertible Note Investment and the proceeds of any private placement of the Company’s common stock consummated immediately prior to the closing of the Business Combination equaling or exceeding certain thresholds where it appears that such requirements would otherwise not be met. The purpose of any such purchases of public warrants could be to reduce the number of public warrants outstanding or to vote such warrants on any matters submitted to the warrant holders for approval in connection with our initial business combination. This may result in the completion of our Business Combination that may not otherwise have been possible. Any such purchases will be reported pursuant to Section 13 and Section 16 of the Exchange Act to the extent such purchasers are subject to such reporting requirements.

In addition, if such purchases are made, the public “float” of our Common Stock and the number of beneficial holders of our securities may be reduced, possibly making it difficult to obtain or maintain the quotation, listing or trading of our securities on Nasdaq or another national securities exchange or reducing the liquidity of the trading market for our Common Stock.

A market for the Company’s securities may not continue, which would adversely affect the liquidity and price of its securities.

Following the Business Combination, the price of New BigBear’s securities may fluctuate significantly due to the market’s reaction to the Business Combination and general market and economic conditions. An active trading market for the Company’s securities following the Business Combination may never develop or, if developed, it may not be sustained. In addition, the price of New BigBear’s securities after the Business Combination can vary due to general economic conditions and forecasts, New BigBear’s general business condition and the release of New BigBear’s financial reports. Additionally, if New BigBear’s securities are not listed on, or become delisted from, Nasdaq for any reason, and are quoted on the OTC Bulletin Board (an inter-dealer automated quotation system for equity securities that is not a national securities exchange) or New BigBear’s securities are not listed on Nasdaq and are quoted on the OTC Bulletin Board, the liquidity and price of New BigBear’s securities may be more limited than if New BigBear’s securities were quoted or listed on Nasdaq or another national securities exchange. You may be unable to sell your securities unless a market can be established or sustained.

The ability to execute New BigBear’s strategic plan could be negatively impacted to the extent a significant number of stockholders choose to redeem their shares in connection with the Business Combination.

Depending upon the aggregate amount of cash consideration the Company would be required to pay for all shares of Common Stock that are validly submitted for redemption, New BigBear may be required to increase the financial leverage New BigBear’s business would have to support. This may negatively impact its ability to execute on its own future strategic plan and its financial viability.

If New BigBear fails to introduce or acquire new products or services that achieve broad market acceptance on a timely basis, or if its products or services are not adopted as expected, the combined company will not be able to compete effectively.

New BigBear will operate in a highly competitive, quickly changing environment, and the combined company’s future success depends on its ability to develop or acquire, and introduce new products and services that achieve broad market acceptance. New BigBear’s ability to successfully introduce and market new products is unproven. Because New BigBear will have a limited operating history and the market for its products, including newly acquired or developed products, is rapidly evolving, it is difficult to predict the combined company’s operating results, particularly with respect to any new products that it may introduce. New BigBear’s future success will depend in large part upon its ability to identify demand trends in the market in which it will operate and quickly develop or acquire, and design, manufacture and sell, products and services that satisfy these demands in a cost-effective manner.

In order to differentiate New BigBear’s products and services from competitors’ products, New BigBear will need to increase focus and capital investment in research and development, including software development. If any products currently sold by, and services offered by, BigBear do not continue, or if New BigBear’s new products or services fail to achieve widespread market acceptance, or if we are unsuccessful in capitalizing on opportunities in the market in which New BigBear will operate, New BigBear’s future growth may be slowed and its business, results of operations and financial condition could be materially adversely affected. Successfully predicting demand trends is difficult, and it is very difficult to predict the effect that introducing a new product or service will have on existing product or service sales. It is possible that New BigBear may not be successful with its new products and services, and as a result New BigBear’s future growth may be slowed and its business, results of operations and financial condition could be materially adversely affected. Also, New BigBear’s may not be able to respond effectively to new product or service announcements by competitors by quickly introducing competitive products and services.

In addition, New BigBear may acquire companies and technologies in the future. In these circumstances, the combined company may not be able to successfully manage integration of the new product and service lines with the combined company’s existing suite of products and services. If New BigBear is unable to effectively and successfully further develop these new product and service lines, New BigBear may not be able to increase or maintain sales (as compared to sales of BigBear on a standalone basis), and New BigBear’s gross margin (as compared to sales of BigBear on a standalone basis) may be adversely affected.

Furthermore, the success of New BigBear’s new products will depend on several factors, including, but not limited to, market demand costs, timely completion and introduction of these products, prompt resolution of any defects or bugs in these products, New BigBear’s ability to support these products, differentiation of new products from those of New BigBear’s competitors, market acceptance of these products, delays and quality issues in releasing new products and services. The occurrence of one or more of the foregoing factors may result in lower quarterly revenue than expected, and New BigBear may in the future experience product or service introductions that fall short of its projected rates of market adoption.

If New BigBear’s products fail to achieve and sustain sufficient market acceptance, the combined company’s revenue will be adversely affected.

New BigBear’s success will depend on its ability to develop and market products that are recognized and accepted as reliable, enabling and cost-effective. Some potential customers of the combined company may already use products similar to what BigBear currently offers and similar to what New BigBear may offer in the future and may be reluctant to replace those products with what BigBear currently offers or which the combined company may offer in the future. Market acceptance of New BigBear’s products and technology will depend on many factors, including New BigBear’s ability to convince potential customers that New BigBear’s products and technology are an attractive alternative to existing products and technology. Prior to adopting New BigBear’s products and technology, some potential customers may need to devote time and effort to testing and validating New BigBear’s systems. Any failure of New BigBear’s systems to meet these customer benchmarks could result in potential customers choosing to retain their existing systems or to purchase systems other than the combined company’s.

If the Business Combination’s benefits do not meet the expectations of investors, stockholders or financial analysts, the market price of the Company’s securities may decline.

If the benefits of the Business Combination do not meet the expectations of investors or securities analysts, the market price of the Company’s securities prior to the Closing may decline. The market values of the Company’s securities at the time of the Business Combination may vary significantly from their prices on the date the Business Combination was executed, the date of this proxy statement, or the date on which the Company’s stockholders vote on the Business Combination.

In addition, following the Business Combination, fluctuations in the price of the Company’s securities could contribute to the loss of all or part of your investment. Prior to the Business Combination, there has not been a public market for BigBear’s stock and trading in the shares of Company Common Stock has not been active. Accordingly, the valuation ascribed to BigBear and Company Common Stock in the Business Combination may not be indicative of the price that will prevail in the trading market following the Business Combination. If an active market for the Company’s securities develops and continues, the trading price of the Company’s securities following the Business Combination could be volatile and subject to wide fluctuations in response to various factors, some of which are beyond the Company’s control. Any of the factors listed below could have a material adverse effect on your investment in the Company’s securities and the Company’s securities may trade at prices significantly below the price you paid for them. In such circumstances, the trading price of the Company’s securities may not recover and may experience a further decline.

Factors affecting the trading price of the Company’s securities following the Business Combination may include:

•	actual or anticipated fluctuations in New BigBear’s quarterly financial results or the quarterly financial results of companies perceived to be similar to New BigBear;

•	changes in the market’s expectations about New BigBear’s operating results;

•	success of competitors;

•	New BigBear’s operating results failing to meet the expectation of securities analysts or investors in a particular period;

•	changes in financial estimates and recommendations by securities analysts concerning New BigBear or the market in general;

•	operating and stock price performance of other companies that investors deem comparable to New BigBear’s;

•	New BigBear’s ability to market new and enhanced services and products on a timely basis;

•	changes in laws and regulations affecting New BigBear’s business;

•	commencement of, or involvement in, litigation involving the Company;

•	changes in New BigBear’s capital structure, such as future issuances of securities or the incurrence of additional debt;

•	the volume of shares of New BigBear’s securities available for public sale;

•	any major change in the board or management;

•	sales of substantial amounts of Common Stock by New BigBear’s directors, executive officers or significant stockholders or the perception that such sales could occur; and

•	general economic and political conditions such as recessions, interest rates, fuel prices, international currency fluctuations and acts of war or terrorism.

Broad market and industry factors may materially harm the market price of the Company’s securities irrespective of its operating performance. The stock market in general and Nasdaq have experienced price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of the particular companies affected. The trading prices and valuations of these stocks, and of the Company’s securities, may not be predictable. A loss of investor confidence in the market for retail stocks or the stocks of other companies which investors perceive to be similar to the Company could depress the Company’s stock price regardless of the Company’s business, prospects, financial condition or results of operations. A decline in the market price of the Company’s securities also could adversely affect the Company’s ability to issue additional securities and the Company’s ability to obtain additional financing in the future.

Following the Business Combination, if securities or industry analysts do not publish or cease publishing research or reports about the Company, its business, or its market, or if they change their recommendations regarding the Company’s securities adversely, the price and trading volume of the Company’s securities could decline.

The trading market for New BigBear’s securities will be influenced by the research and reports that industry or securities analysts may publish about New BigBear, its business, its market, or its competitors. Securities and industry analysts do not currently, and may never, publish research on New BigBear. If no securities or industry analysts commence coverage of New BigBear, New BigBear’s stock price and trading volume would likely be negatively impacted. If any of the analysts who may cover New BigBear, change their recommendation regarding New BigBear’s stock adversely, or provide more favorable relative recommendations about New BigBear’s competitors, the price of New BigBear’s securities would likely decline. If any analyst who may cover New BigBear were to cease coverage of New BigBear or fail to regularly publish reports on it, New BigBear could lose visibility in the financial markets, which could cause its stock price or trading volume to decline.

The future sales of shares by existing stockholders may adversely affect the market price of the Company’s Common Stock.

Sales of a substantial number of shares of the Company’s Common Stock in the public market could occur at any time. If the Company’s stockholders sell, or the market perceives that the Company’s stockholders intend to sell, substantial amounts of the Company’s Common Stock in the public market, the market price of the Company’s Common Stock could decline.

Our public stockholders will experience dilution as a consequence of, among other transactions, the issuance of Common Stock as consideration in the Business Combination and the Convertible Note Investment. Having a minority share position may reduce the influence that our current stockholders have on the management of New BigBear.

The issuance of the Common Stock in the Business Combination and the conversion of the Convertible Notes will dilute the equity interest of our existing stockholders and may adversely affect prevailing market prices for our public shares and/or public warrants.

It is anticipated that, upon completion of the Business Combination: (i) the Company’s public stockholders (other than the Convertible Note Investors) will retain an ownership interest of approximately 21% in New BigBear; (ii) our Initial Stockholders (including our Sponsor) will own approximately 6% of New BigBear; and (iii) Ultimate will own approximately 73% of New BigBear, not including any shares of Common Stock that will be issuable upon conversion of the Convertible Notes or the exercise of any warrants. The Convertible Note Investors have agreed to purchase an aggregate principal amount of $200,000,000 of Convertible Notes. The ownership percentage with respect to New BigBear following the Business Combination does not take into account (i) warrants to purchase Common Stock that will remain outstanding immediately following the Business Combination, (ii) conversion of any of the Convertible Notes or (iii) the issuance of any shares upon completion of the Business Combination under the 2021 Plan of the 2021 ESPP, copies of which are attached to this proxy statement as Annex H and Annex I, respectively. If the actual facts are different than these assumptions, the percentage ownership retained by the Company’s existing stockholders in New BigBear will be different. For more information, please see the sections entitled “Summary of the Proxy Statement—Impact of the Business Combination on the Company’s Public Float,” “Unaudited Pro Forma Condensed Combined Financial Information” and “Proposal No. 5—The Equity Plans Proposal.”

Nasdaq may not list our securities on its exchange, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

In connection with the Business Combination, in order to obtain the listing of New BigBear’s securities on Nasdaq, we will be required to demonstrate compliance with Nasdaq’s initial listing requirements, which are more rigorous than Nasdaq’s continued listing requirements. We will seek to have New BigBear’s securities listed on Nasdaq upon consummation of the Business Combination. We cannot assure you that we will be able to meet all initial listing requirements. Even if New BigBear’s securities are listed on Nasdaq, we may be unable to maintain the listing of its securities in the future.

If we fail to meet the initial listing requirements and Nasdaq does not list New BigBear’s securities on its exchange, BigBear would not be required to consummate the Business Combination. In the event that BigBear elected to waive this condition, and the Business Combination was consummated without New BigBear’s securities being listed on Nasdaq or on another national securities exchange, we could face significant material adverse consequences, including:

•	a limited availability of market quotations for our securities;

•	reduced liquidity for our securities;

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a determination that our Common Stock is a “penny stock” which will require brokers trading in our Common Stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•	a limited amount of news and analyst coverage; and

•	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” If New BigBear’s securities were not listed on Nasdaq, such securities would not qualify as covered securities and we would be subject to regulation in each state in which we offer our securities because states are not preempted from regulating the sale of securities that are not covered securities. Although the states are preempted from regulating the sale of our securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state, other than the State of Idaho, having used these powers to prohibit or restrict the sale of securities issued by blank check companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states.

Resales of the shares of Common Stock included in the Merger Consideration could depress the market price of our Common Stock.

We will have approximately 169,659,600 shares of Common Stock outstanding immediately following the Business Combination, and there may be a large number of shares of Common Stock sold in the market following the completion of the Business Combination or shortly thereafter. The shares held by the Company’s public stockholders are freely tradable. In addition, the Company will be obligated to register the resale of shares of some of the shares of Common Stock issued as Merger Consideration, which shares will become available for resale following the expiration of any applicable lockup period, as well as the shares of Common Stock into which the Convertible Notes will convert and are issuable upon exercise of the Convertible Note Warrants. We also expect that Rule 144 will become available for the resale of shares of our Common Stock that are not registered for resale once one year has elapsed from the date that we file the Current Report on Form 8-K following the Closing that includes the required Form 10 information that reflects we are no longer a shell company. Such sales of shares of Common Stock or the perception of such sales may depress the market price of our Common Stock.

New BigBear may redeem the unexpired warrants prior to their exercise at a time that is disadvantageous to warrant holders, thereby making their warrants worthless.

New BigBear has the ability to redeem outstanding warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per warrant, provided that the last reported sales price of the Common Stock equals or exceeds $18.00 per share for any 20 trading days within a 30 trading-day period ending on the third trading day prior to the date New BigBear sends the notice of redemption to the warrant holders. If and when the warrants become redeemable by New BigBear, New BigBear may exercise its redemption right even if New BigBear is unable to register or qualify the underlying securities for sale under all applicable state securities laws. Redemption of the outstanding warrants could force you (i) to exercise your warrants and pay the exercise price therefor at a time when it may be disadvantageous for you to do so, (ii) to sell your warrants at the then-current market price when you might otherwise wish to hold your warrants or (iii) to accept the nominal redemption price which, at the time the outstanding warrants are called for redemption, is likely to be substantially less than the market value of your warrants. None of the private placement warrants and warrants underlying the units issuable upon conversion of working capital loan will be redeemable by New BigBear so long as they are held by their initial purchasers or their permitted transferees.

Anti-takeover provisions contained in the proposed Second Amended and Restated Certificate of Incorporation as well as provisions of Delaware law, could impair a takeover attempt.

The proposed Second Amended and Restated Certificate of Incorporation will contain provisions that may discourage unsolicited takeover proposals that stockholders may consider to be in their best interests. New BigBear is also subject to anti-takeover provisions under Delaware law, which could delay or prevent a change of control. Together these provisions may make more difficult the removal of management and may discourage transactions that otherwise could involve payment of a premium over prevailing market prices for New BigBear’s securities. These provisions will include:

•	no cumulative voting in the election of directors, which limits the ability of minority stockholders to elect director candidates;

•	a classified board of directors with three-year staggered terms, which could delay the ability of stockholders to change the membership of a majority of the Board;

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the right of our Board to elect a director to fill a vacancy created by the expansion of our Board or the resignation, death or removal of a director in certain circumstances, which prevents stockholders from being able to fill vacancies on our Board;

•	a prohibition on stockholder action by written consent, which forces stockholder action to be taken at an annual or special meeting of our stockholders; and

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the requirement that a meeting of stockholders may only be called by members of our Board or the stockholders holding a majority of our shares, which may delay the ability of our stockholders to force consideration of a proposal or to take action, including the removal of directors.

These provisions, alone or together, could delay hostile takeovers and changes in control of New BigBear or changes in the New BigBear Board and New BigBear’s management.

As a Delaware corporation, we are also subject to provisions of Delaware law, including Section 203 of the DGCL, which prevents some stockholders holding more than 15% of our outstanding Common Stock from engaging in certain business combinations without approval of the holders of substantially all of New BigBear Common Stock. Any provision of the Second Amended and Restated Certificate of Incorporation or Bylaws or Delaware law that has the effect of delaying or deterring a change in control could limit the opportunity for our stockholders to receive a premium for their shares of our Common Stock and could also affect the price that some investors are willing to pay for our Common Stock.

The JOBS Act permits “emerging growth companies” like us to take advantage of certain exemptions from various reporting requirements applicable to other public companies that are not emerging growth companies.

We currently qualify as an “emerging growth company” as defined in Section 2(a)(19) of the Securities Act, as modified by the JOBS Act. As such, we take advantage of certain exemptions from various reporting requirements applicable to other public companies that are not emerging growth companies for as long as we continue to be an emerging growth company, including: (i) the exemption from the auditor attestation requirements with respect to internal control over financial reporting under Section 404 of SOX; (ii) the exemptions from say-on-pay, say-on-frequency and say-on-golden parachute voting requirements; and (iii) reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements. As a result, our stockholders may not have access to certain information they deem important. We will remain an emerging growth company until the earliest of (i) the last day of the fiscal year: (a) following February 11, 2026, the fifth anniversary of our IPO; (b) in which we have total annual gross revenue of at least $1.07 billion; or (c) in which we are deemed to be a large accelerated filer, which means the market value of our Common Stock that is held by non-affiliates exceeds $700 million as of the prior June 30th, and (ii) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period.

In addition, Section 107 of the JOBS Act also provides that an emerging growth company can take advantage of the exemption from complying with new or revised accounting standards provided in Section 7(a)(2)(B) of the Securities Act as long as we are an emerging growth company. An emerging growth company can therefore delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies, but any such election to opt out is irrevocable. We have elected to avail ourselves of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, we, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of our financial statements with another public company that is neither an emerging growth company nor an emerging growth company that has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

We cannot predict if investors will find our Common Stock less attractive because we rely on these exemptions. If some investors find our Common Stock less attractive as a result, there may be a less active trading market for our Common Stock and our stock price may be more volatile.

Our internal controls over financial reporting may not be effective and our independent registered public accounting firm may not be able to certify as to their effectiveness, which could have a significant and adverse effect on our business and reputation.

As a public company, we are required to comply with the SEC’s rules implementing Sections 302 and 404 of SOX, which require management to certify financial and other information in our quarterly and annual reports and provide an annual management report on the effectiveness of internal control over financial reporting. To comply with the requirements of being a public company, New BigBear will be required to provide management’s assessment on internal controls commencing with the annual report for fiscal year ended December 31, 2022, and we may need to undertake various actions, such as implementing additional internal controls and procedures and hiring additional accounting or internal audit staff. The standards required for a public company under Section 404 of SOX are significantly more stringent than those required of BigBear as a privately held company. Further, as an emerging growth company, our independent registered public accounting firm is not required to formally attest to the effectiveness of our internal controls over financial reporting pursuant to Section 404 until the date we are no longer an emerging growth company. At such time, our independent registered public accounting firm may issue a report that is adverse in the event that it is not satisfied with the level at which the controls of New BigBear are documented, designed or operating.

Testing and maintaining these controls can divert our management’s attention from other matters that are important to the operation of our business. If we identify material weaknesses in the internal control over financial reporting of New BigBear or are unable to comply with the requirements of Section 404 or assert that our internal control over financial reporting is effective, or if our independent registered public accounting firm is unable to express an opinion as to the effectiveness of our internal controls over financial reporting when we no longer qualify as an emerging growth company, investors may lose confidence in the accuracy and completeness of our financial reports and the market price of our Common Stock could be negatively affected, and we could become subject to investigations by the SEC or other regulatory authorities, which could require additional financial and management resources.

We did not design and maintain effective information technology (“IT”) general controls for information systems that are relevant to the preparation of the financial statements, including user access controls to ensure appropriate segregation of duties. These IT deficiencies noted above did not result in a misstatement to the financial statements for either the Successor or Predecessor; however, the deficiencies, when aggregated, could impact maintaining effective segregation of duties, as well as the effectiveness of IT-dependent controls that could result in misstatements potentially impacting all financial statement accounts and disclosures that would not be prevented or detected. We are in the process of implementing measures designed to improve our internal control over financial reporting.

Activities taken by the Company’s affiliates to purchase, directly or indirectly, public shares will increase the likelihood of approval of the Business Combination Proposal and the other Proposals and may affect the market price of the Company’s securities.

The Company’s Initial Stockholders, directors, officers, advisors or their affiliates may purchase shares in privately negotiated transactions either prior to or following the consummation of the Business Combination. None of the Company’s Initial Stockholders, directors, officers, advisors or their affiliates will make any such purchases when such parties are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act. Although none of the Company’s Initial Stockholders, directors, officers, advisors or their affiliates currently anticipate paying any premium purchase price for such public shares, in the event such parties do, the payment of a premium may not be in the best interest of those stockholders not receiving any such additional consideration. There is no limit on the number of shares that could be acquired by the Company’s Initial Stockholders, directors, officers, advisors or their affiliates, or the price such parties may pay.

If such transactions are effected, the consequence could be to cause the Business Combination to be approved in circumstances where such approval could not otherwise be obtained. Purchases of shares by the persons described above would allow them to exert more influence over the approval of the Business Combination Proposal and other proposals and would likely increase the chances that such Proposals would be approved. If the market does not view the Business Combination positively, purchases of public shares may have the effect of counteracting the market’s view, which would otherwise be reflected in a decline in the market price of the Company’s securities. In addition, the termination of the support provided by these purchases may materially adversely affect the market price of the Company’s securities.

As of the date of this proxy statement, no agreements with respect to the private purchase of public shares by the Company or the persons described above have been entered into with any such investor or holder. The Company will file a Current Report on Form 8-K with the SEC to disclose private arrangements entered into or significant private purchases made by any of the aforementioned persons that would affect the vote on the Business Combination Proposal or other proposals.

Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect the Company’s business, investments and results of operations.

The Company is subject to laws, regulations and rules enacted by national, regional and local governments. In particular, the Company is required to comply with certain SEC, Nasdaq and other legal or regulatory requirements, including Nasdaq upon the transfer of its listing. Compliance with, and monitoring of, applicable laws, regulations and rules may be difficult, time consuming and costly. Those laws, regulations and rules and their interpretation and application may also change from time to time and those changes could have a material adverse effect on the Company’s business, investments and results of operations. In addition, a failure to comply with applicable laws, regulations and rules, as interpreted and applied, could have a material adverse effect on the Company’s business and results of operations.

We have not registered the shares of Common Stock issuable upon exercise of the public warrants under the Securities Act or any state securities laws at this time, and such registration may not be in place when an investor desires to exercise public warrants, thus precluding such investor from being able to exercise its public warrants except on a cashless basis and potentially causing such public warrants to expire worthless.

We have not registered the shares of Common Stock issuable upon exercise of the public warrants under the Securities Act or any state securities laws at this time. However, under the terms of the Warrant Agreement, we have agreed that as soon as practicable, but in no event later than 15 business days after the closing of our initial business combination, we will use our best efforts to file with the SEC a registration statement for the registration under the Securities Act of the shares of Common Stock issuable upon exercise of the warrants and thereafter will use our best efforts to cause the same to become effective and to maintain a current prospectus relating to the Common Stock issuable upon exercise of the public warrants, until the expiration of the public warrants in accordance with the provisions of the Warrant Agreement. We cannot assure you that we will be able to do so if, for example, any facts or events arise which represent a fundamental change in the information set forth in the registration statement or prospectus, the financial statements contained or incorporated by reference therein are not current or correct or the SEC issues a stop order. If the shares issuable upon exercise of the public warrants are not registered under the Securities Act, we will be required to permit holders to exercise their public warrants on a cashless basis. However, no public warrant will be exercisable for cash or on a cashless basis, and we will not be obligated to issue any shares to holders seeking to exercise their public warrants, unless the issuance of the shares upon such exercise is registered or qualified under the securities laws of the state of the exercising holder or an exemption from registration is available. Notwithstanding the above, if our Common Stock is at the time of any exercise of a public warrant not listed on a national securities exchange such that it satisfies the definition of a “covered security” under Section 18(b)(1) of the Securities Act, we may, at our option, require holders of public warrants who exercise their public warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event we so elect, we will not be required to file or maintain in effect a registration statement, and in the event we do not so elect, we will use our best efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available. In no event will we be required to net cash settle any public warrant, or issue securities or other compensation in exchange for the public warrants in the event that we are unable to register or qualify the shares underlying the public warrants under applicable state securities laws and there is no exemption available. If the issuance of the shares upon exercise of the public warrants is not so registered or qualified or exempt from registration or qualification, the holder of such public warrant shall not be entitled to exercise such public warrant and such public warrant may have no value and expire worthless. In such event, holders who acquired their public warrants as part of a purchase of public units will have paid the full unit purchase price solely for the shares of Common Stock included in the public units. If and when the public warrants become redeemable by us, we may exercise our redemption right even if we are unable to register or qualify the underlying securities for sale under all applicable state securities laws. We will use our best efforts to register or qualify such shares of Common Stock under the blue sky laws of the state of residence in those states in which the warrants were offered by us in the IPO. However, there may be instances in which holders of our public warrants may be unable to exercise such public warrants but holders of our private warrants may be able to exercise such private warrants.

Our Board did not obtain a third-party valuation or fairness opinion in determining whether or not to proceed with the Business Combination.

Our Board did not obtain a third-party valuation or fairness opinion in connection with their determination to approve the Business Combination. In analyzing the Business Combination, our Board and management conducted due diligence on BigBear and researched the industry in which it operates and concluded that the Business Combination was in the best interest of our stockholders. Accordingly, investors will be relying solely on the judgment of our Board in valuing BigBear’s business, and our Board may not have properly valued such business. The lack of a third-party valuation or fairness opinion may also lead an increased number of stockholders to vote against the proposed Business Combination or demand redemption of their shares for cash, which could potentially impact the ability to consummate the Business Combination or the operations of New BigBear.

The Company will be a “controlled company” within the meaning of the applicable rules of Nasdaq and, as a result, may qualify for exemptions from certain corporate governance requirements. If the Company relies on these exemptions, its stockholders will not have the same protections afforded to stockholders of companies that are subject to such requirements.

Upon the Closing, Ultimate will control a majority of the voting power of New BigBear’s outstanding Common Stock, and the Company will then be a “controlled company” within the meaning of applicable rules of Nasdaq upon the Closing of the Business Combination. Under these rules, a company of which more than 50% of the voting power for the election of directors is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance requirements, including the requirements:

•	that a majority of the board consists of independent directors;

•	for an annual performance evaluation of the nominating and corporate governance and compensation committees;

•

that the controlled company has a nominating and corporate governance committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities; and

•	that the controlled company has a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibility.

If available, New BigBear may use these exemptions now or in the future. As a result, New BigBear’s stockholders may not have the same protections afforded to stockholders of companies that are subject to all of Nasdaq corporate governance requirements.

The Company’s proposed Second Amended and Restated Certificate of Incorporation provides, subject to limited exceptions, that the Court of Chancery of the State of Delaware and the federal district courts of the United States of America will be the sole and exclusive forums for substantially all disputes between the Company and its stockholders, which could limit the Company’s stockholders’ ability to obtain a favorable judicial forum for disputes with the Company or its directors, officers, or employees.

Our Second Amended and Restated Certificate of Incorporation will require, to the fullest extent permitted by law, that derivative actions brought in our name, actions against our directors, officers, and employees for breach of fiduciary duty and other similar actions may be brought only in the Court of Chancery in the State of Delaware and, if brought outside of Delaware, the stockholder bringing the suit will be deemed to have consented to service of process on such stockholder’s counsel except any action arising under the Securities Act or the Exchange Act. Any person or entity purchasing or otherwise acquiring any interest in shares of our capital stock shall be deemed to have notice of and consented to the forum provisions in our Second Amended and Restated Certificate of Incorporation. This choice of forum provision may limit a stockholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with us or any of our directors, officers, or employees which may discourage lawsuits with respect to such claims, although our stockholders will not be deemed to have waived our compliance with federal securities laws and the rules and regulations thereunder. However, there is no assurance that a court would enforce the choice of forum provision contained in our Second Amended and Restated Certificate of Incorporation. If a court were to find such provision to be inapplicable or unenforceable in an action, we may incur additional costs associated with resolving such action in other jurisdictions, which could harm our business, operating results and financial condition.

Our Second Amended and Restated Certificate of Incorporation will provide that the exclusive forum provision will be applicable to the fullest extent permitted by applicable law. Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder. As a result, the exclusive forum provision will not apply to suits brought to enforce any duty or liability created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction.

In addition, Section 22 of the Securities Act creates concurrent jurisdiction for federal and state courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder. Our certificate of incorporation will provide that, unless we consent in writing to the selection of an alternate forum, the federal district courts of the United States will be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act. We note that there is uncertainty as to whether a court would enforce the choice of forum provision with respect to claims under the Securities Act, and that investors cannot waive compliance with the Securities Act and the rules and regulations thereunder.

The future exercise of registration rights may adversely affect the market price of our Common Stock.

Certain of our stockholders will have registration rights for restricted securities. We are obligated to register certain securities, including all of the shares of Common Stock held by the Initial Stockholders, shares of Common Stock received by Ultimate as part of the Business Combination, and the Convertible Notes Shares, if applicable. We are obligated to (i) file a resale “shelf” registration statement to register such securities (and any shares of BigBear Common Stock into which they may be exercised following the consummation of the Business Combination) within 45 days after of the Closing Date and (ii) use reasonable best efforts to cause such registration statement to be declared effective by the SEC as soon as reasonably practicable after the filing. Sales of a substantial number of shares of Common Stock pursuant to the resale registration statement in the public market could occur at any time the registration statement remains effective. In addition, certain registration rights holders can request underwritten offerings to sell their securities. These sales, or the perception in the market that the holders of a large number of shares intend to sell shares, could reduce the market price of our Common Stock.

There is uncertainty regarding the U.S. federal income tax consequences of the redemption to the holders of our Common Stock.

There is some uncertainty regarding the U.S. federal income tax consequences to holders of our Common Stock who exercise their redemption rights. The uncertainty of tax consequences relates primarily to the individual circumstances of the taxpayer and include (i) whether the redemption results in a dividend or a sale taxable as capital gain, and (ii) whether such capital gain is “long-term” or “short-term.” Whether the redemption qualifies for sale treatment will depend largely on whether the holder owns (or is deemed to own) any shares of our Common Stock following the redemption, and if so, the total number of shares of our Common Stock held by the holder both before and after the redemption relative to all shares of our Common Stock outstanding both before and after the redemption. The redemption generally will be treated as a sale, rather than a dividend, if the redemption (i) is “substantially disproportionate” with respect to the holder, (ii) results in a “complete termination” of the holder’s interest in the Company or (iii) is “not essentially equivalent to a dividend” with respect to the holder. Due to the personal and subjective nature of certain of such tests and the absence of clear guidance from the IRS, there is uncertainty as to whether a holder who elects to exercise its redemption rights will be treated as receiving a dividend or recognizing capital gain. See the section entitled “Proposal No. 1—Approval of the Business Combination—Certain U.S. Federal Income Tax Considerations.”

Risks Related to the Redemption

We do not have a specified maximum redemption threshold. The absence of such a redemption threshold may make it possible for us to complete a Business Combination with which a substantial majority of our stockholders do not agree.

Our current amended and restated certificate of incorporation does not provide a specified maximum redemption threshold, except that we will not redeem our public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 upon consummation of our initial business combination (such that we are not subject to the SEC’s “penny stock” rules). However, the Merger Agreement provides that BigBear’s obligation to consummate the Business Combination is conditioned on the amount in the Trust Account and the proceeds from the Convertible Note Investment and the proceeds from any private placement of the Company’s common stock consummated immediately prior to the closing of the Business Combination equaling or exceeding $350.0 million. As a result, we may be able to complete our Business Combination even though a substantial portion of our public stockholders do not agree with the transaction and have redeemed their shares or have entered into privately negotiated agreements to sell their shares to our Sponsor, directors or officers or their affiliates. Based on the amount of approximately $358,814,163 in our Trust Account as of August 5, 2021, and taking into account the anticipated gross proceeds of $200,000,000 from the Convertible Note Investment, approximately 20,880,000 shares of Common Stock may be redeemed and still enable us to have sufficient cash to satisfy the cash closing conditions in the Merger Agreement. As of the date of this proxy statement, no agreements with respect to the private purchase of public shares by the Company or the persons described above have been entered into with any such investor or holder. We will file a Current Report on Form 8-K with the SEC to disclose private arrangements entered into or significant private purchases made by any of the aforementioned persons that would affect the vote on the Business Combination Proposal or other proposals (as described in this proxy statement) at the Special Meeting.

In the event the aggregate cash consideration we would be required to pay for all shares of Common Stock that are validly submitted for redemption plus any amount required to satisfy cash conditions pursuant to the terms of the Merger Agreement exceeds the aggregate amount of cash available to us, we may not complete the Business

Combination or redeem any shares, all shares of Common Stock submitted for redemption will be returned to the holders thereof, and we instead may search for an alternate business combination.

If you or a “group” of stockholders of which you are a part are deemed to hold an aggregate of 15% or more of Company Common Stock issued in the Company’s IPO, you (or, if a member of such a group, all of the members of such group in the aggregate) will lose the ability to redeem all such shares issued in the Company’s IPO.

A public stockholder, together with any of his, her or its affiliates or any other person with whom it is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from redeeming in the aggregate his, her or its shares or, if part of such a group, the group’s shares, of 15% or more of the shares of Common Stock included in the units sold in the Company’s IPO. The Company refers to such shares in excess of an aggregation of 15% or more of the shares sold in the Company’s IPO as “Unredeemable Shares.” In order to determine whether a stockholder is acting in concert or as a group with another stockholder, the Company will require each public stockholder seeking to exercise Redemption Rights to certify to the Company whether such stockholder is acting in concert or as a group with any other stockholder. Such certifications, together with other public information relating to stock ownership available to the Company at that time, such as Section 13D, Section 13G and Section 16 filings under the Exchange Act, will be the sole basis on which the Company makes the above-referenced determination. Your inability to redeem any Unredeemable Shares will reduce your influence over the Company’s ability to consummate the Business Combination and you could suffer a material loss on your investment in the Company if you sell Unredeemable Shares in open market transactions. Additionally, you will not receive redemption distributions with respect to the Unredeemable Shares if the Company consummates the Business Combination. As a result, in order to dispose of such shares, you would be required to sell your stock in open market transactions, potentially at a loss. Notwithstanding the foregoing, stockholders may challenge the Company’s determination as to whether a stockholder is acting in concert or as a group with another stockholder in a court of competent jurisdiction.

There is no guarantee that a stockholder’s decision whether to redeem their shares for a pro rata portion of the Trust Account will put the stockholder in a better future economic position.

The Company can give no assurance as to the price at which a stockholder may be able to sell its public shares in the future following the completion of the Business Combination or any alternative business combination. Certain events following the consummation of any initial business combination, including the Business Combination, may cause an increase in the Company’s share price, and may result in a lower value realized now than a stockholder of the Company might realize in the future had the stockholder redeemed their shares. Similarly, if a stockholder does not redeem their shares, the stockholder will bear the risk of ownership of the public shares after the consummation of any initial business combination, and there can be no assurance that a stockholder can sell its shares in the future for a greater amount than the redemption price set forth in this proxy statement. A stockholder should consult the stockholder’s own tax and/or financial advisor for assistance on how this may affect his, her or its individual situation.

If the Company’s stockholders fail to comply with the redemption requirements specified in this proxy statement, they will not be entitled to redeem their shares of Company Common Stock for a pro rata portion of the funds held in the Trust Account.

Holders of public shares are not required to affirmatively vote either for or against the Business Combination Proposal or any other proposal in order to exercise their rights to redeem their shares for a pro rata portion of the Trust Account. In order to exercise their Redemption Rights, they are required to submit a request in writing and deliver their stock (either physically or electronically) to the Company’s transfer agent at least two (2) business days prior to the Special Meeting. Stockholders electing to redeem their shares will receive their pro rata portion the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to it to pay the Company’s franchise and income taxes, calculated as of two (2) business days prior to the anticipated consummation of the Business Combination. See the section titled “Special Meeting of Company Stockholders—Redemption Rights” for additional information on how to exercise your Redemption Rights.

The Company’s stockholders who wish to redeem their shares for a pro rata portion of the Trust Account must comply with specific requirements for redemption that may make it more difficult for them to exercise their Redemption Rights prior to the deadline.

The Company’s public stockholders who wish to redeem their shares for a pro rata portion of the Trust Account must, among other things as fully described in the section titled “Special Meeting of Company Stockholders—Redemption Rights,” tender their certificates to the Company’s transfer agent or deliver their shares to the transfer agent electronically through the DTC at least two business days prior to the Special Meeting. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC and the Company’s transfer agent will need to act to facilitate this request. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, because the Company does not have any control over this process or over the brokers, which the Company refers to as “DTC,” it may take significantly longer than two weeks to obtain a physical stock certificate. If it takes longer than anticipated to obtain a physical certificate, stockholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their Redemption Rights and thus will be unable to redeem their shares.

If a stockholder fails to receive notice of our offer to redeem our public shares in connection with our Business Combination, or fails to comply with the procedures for tendering its shares, such shares may not be redeemed.

If, despite our compliance with the proxy rules, a stockholder fails to receive our proxy materials, such stockholder may not become aware of the opportunity to redeem its shares. In addition, the proxy materials that we are furnishing to holders of our public shares in connection with our Business Combination describes the various procedures that must be complied with in order to validly redeem public shares. In the event that a stockholder fails to complete with these procedures, its shares may not be redeemed.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X, as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.”

Introduction

GigCapital4 is a Private-to-Public Equity (“PPE”)™ company, also known as a blank check company or special purpose acquisition company, formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

AE Industrial Partners (“AE”) is a private equity firm specializing in aerospace, defense, space and government services, power generation, and specialty industrial markets. On May 22, 2020, AE formed a series of acquisition vehicles, which included Lake Parent, LLC (“Lake Parent”), BigBear (or “Successor”), BigBear, with Lake Parent being the top holding company. Upon the formation of these acquisition vehicles, a number of acquisitions were effected:

•	on June 19, 2020, BigBear.ai acquired NuWave Solutions, LLC (“NuWave”) (the “NuWave Acquisition”);

•	on December 2, 2020, NuWave entered into an agreement with Open Solutions Group, LLC (“Open Solutions”) to acquire 100% of its equity (the “Open Solutions Acquisition”); and

•	on December 21, 2020, NuWave acquired the Government Services division of ProModel Government Services, Inc. (“ProModel”) (the “ProModel Acquisition”).

Separately, on October 8, 2020, AE formed a second series of acquisition vehicles, which included PCISM Ultimate Holdings, LLC (“PCISM Ultimate Holdings” or “Ultimate”), PCISM Intermediate Holdings, LLC, PCISM Intermediate II Holdings, LLC, and PCISM Holdings, LLC. On October 23, 2020 Ultimate acquired PCI Strategic Management, LLC (“PCI” or “Predecessor”) (the “PCI Acquisition”). On December 21, 2020, BigBear.ai acquired 100% of the equity of PCI in a series of transactions, which resulted in BigBear being a wholly owned subsidiary of Ultimate. This transaction left Lake Parent with no assets or operations, and it was dissolved.

On May 5, 2021, the legal name of Lake Intermediate, LLC was changed to BigBear.ai Holdings, LLC, and the legal name of PCISM Ultimate Holdings was changed to BBAI Ultimate Holdings, LLC.

Description of the Business Combination

On June 4, 2021, the Company, GigCapital4 Merger Sub Corporation (“Merger Sub”), BigBear, and Ultimate entered into an Agreement and Plan of Merger (“Merger Agreement”). If the Merger Agreement is approved by Company stockholders at the Special Meeting, (i) Merger Sub will merge with and into BigBear, with BigBear surviving the first merger and becoming a wholly-owned subsidiary of the Company, and (ii) immediately after the First Merger, BigBear (as the surviving company of the First Merger) will merge with and into the Company, with the Company surviving the second merger (the “Second Merger”, and together with the First Merger, the “Business Combination”). Herein, “New BigBear” refers to GigCapital4 after giving effect to the Business Combination.

Subject to the terms and conditions set forth in the Merger Agreement, at the time of the First Merger (the “First Effective Time”), all units of limited liability company interest of BigBear issued and outstanding immediately prior to the First Effective Time (other than units held in BigBear’s treasury or owned by GigCapital4, Merger Sub or BigBear immediately prior to the First Effective Time) will be cancelled and automatically deemed for all purposes to represent the right to receive, the “Aggregate Merger Consideration”, consisting of: (i) $75,000,000 (the “Cash Merger Consideration”), and (ii) in book entry, a number of shares of GigCapital4 common stock, equal to the result of dividing (i) the difference of (A) $1,312,100,000, minus (B) $75,000,000, by (ii) 10.00 (rounded up to the nearest whole number of shares) (the “Equity Merger Consideration”). Ultimate, as the sole member of BigBear, shall be paid the Aggregate Merger Consideration.

In connection with the foregoing and concurrently with the execution of the Merger Agreement, GigCapital4 has obtained commitments from certain investors (the “Convertible Note Investors”) for the purchase from GigCapital4 of certain convertible senior notes (the “Convertible Notes”), pursuant to the terms of one or more convertible note subscription agreements (each, a “Convertible Note Subscription Agreements”), subject to the terms of an indenture to be entered into in connection with the closing of the Business Combination (the “Closing”) between GigCapital4 and Wilmington Trust, National Association, a national banking association, in its capacity as trustee thereunder (the “Indenture”), such note financing (the “Note Financing”) to be consummated immediately prior to the consummation of the transactions contemplated by the Merger Agreement.

At the time of the Second Merger (the “Second Effective Time”), all units of limited liability company interest of BigBear issued and outstanding immediately prior to the Second Effective Time shall be cancelled and shall cease to exist without any conversion thereof or payment therefor, and the capital stock of the Company outstanding immediately prior to the Second Effective Time shall remain outstanding as the capital stock of the Company, which, collectively with the Convertible Notes and the warrants entitling the holders to purchase one share of GigCapital4 Common Stock per warrant (“GigCapital4 Warrants”), shall constitute one hundred percent (100%) of the outstanding equity securities (and securities convertible into equity securities) of the Company immediately after the Second Effective Time.

Immediately prior to the closing of the transactions contemplated by the Note Subscription Agreements and the completion of the Business Combination, the authorized capital stock of GigCapital4 will consist of 501,000,000 shares of capital stock, including (i) 500,000,000 shares of GigCapital4 common stock, and (ii) 1,000,000 shares of GigCapital4 preferred stock of which GigCapital4 has committed to issue up to 17,391,304 shares of GigCapital4 common stock (subject to adjustment as provided in the Indenture) and zero shares of GigCapital4 preferred stock to the Note Investors upon conversion of the principal amount of the Notes in accordance with the Note Subscription Agreements and the Indenture, and GigCapital4 will have up to 12,326,513 warrants issued and outstanding, of which (i) up to 283,333 will be issued to the Sponsor and (ii) 12,326,513 GigCapital4 warrants will entitle the holder thereof to purchase GigCapital4 common stock at an exercise price of $11.50 per share on the terms and conditions set forth in the applicable warrant agreement.

Accounting for the Business Combination

The Business Combination is accounted for as a reverse recapitalization, with no goodwill or other intangible assets recorded, in accordance with United States (“U.S.”) generally accepted accounting principles (“GAAP”). Under this method of accounting, GigCapital4 is treated as the “acquired” company for financial reporting purposes. Accordingly, for accounting purposes, the Business Combination is treated as the equivalent of the Company issuing stock for the net assets of GigCapital4, accompanied by a recapitalization. The net assets of GigCapital4 are stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination are those of the Company.

The Company has been determined to be the accounting acquirer based on evaluation of the following facts and circumstances:

•	Members of Ultimate’s senior management will comprise all key management positions of the combined company;

•

Ultimate will have the majority voting interest in the combined company under any redemption scenario (73% and 83% under the No Redemptions scenario and the Maximum Redemptions scenario, respectively);

•	Ultimate will have the ability to appoint the majority of the Board of Directors and elect those directors through its majority voting power;

•	The Company’s subsidiaries will comprise the ongoing operations of the combined company;

•	The Company is larger in relative size that GigCapital4; and

•	The combined company will continue to operate under the BigBear tradename, and the headquarters of the combined company remains the BigBear headquarters.

Basis of Pro Forma Presentation

The adjustments presented on the unaudited pro forma condensed combined balance sheet as of March 31, 2021 and statements of operations for the year ended December 31, 2020 and the three months ended March 31, 2021 have been identified and presented to provide relevant information necessary for an accurate understanding of the combined company upon consummation of the Business Combination. The unaudited pro forma condensed combined balance sheet as of March 31, 2021 is based on the historical unaudited balance sheets of BigBear and GigCapital4 as of March 31, 2021 and gives effect to the Business Combination, including the Note Financing, as if it had occurred on March 31, 2021. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020 combines the historical audited consolidated statement of operations of BigBear for the period from May 22, 2020 to December 31, 2020 and the historical audited statement of operations of GigCapital4 for the period from December 4, 2020 (date of inception) to December 31, 2020 and has been prepared to reflect the Business Combination as if it occurred on January 1, 2020. The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2021 combines the historical unaudited interim condensed consolidated statement of operations of BigBear for the three months ended March 31, 2021 and the historical unaudited statement of operations of GigCapital4 for the three months ended March 31, 2021 and has been prepared to reflect the Business Combination as if it occurred on January 1, 2020.

Additionally, the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020 reflects the impact of the NuWave Acquisition, the PCI Acquisition, the Open Solutions Acquisition, and the ProModel Acquisition as if they occurred on January 1, 2020. The unaudited pro forma adjustments are based on information currently available. Assumptions and estimates underlying the unaudited pro forma adjustments are described in the accompanying notes. Actual results may differ materially from the assumptions used to present the accompanying unaudited pro forma condensed combined financial information.

The unaudited pro forma condensed combined statements of operations do not necessarily reflect what the combined company’s results of operations would have been had the NuWave Acquisition, the PCI Acquisition, the Open Solutions Acquisition, the ProModel Acquisition, and the Business Combination occurred on the date indicated. The unaudited pro forma condensed combined statements of operations also may not be useful in predicting the future results of operations of the combined company. The actual financial results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

The unaudited pro forma condensed combined financial information should be read in conjunction with the accompanying notes. See Note 1, Basis of Presentation, to the Unaudited Pro Forma Condensed Combined Financial Information for information about the sources used to derive the unaudited pro forma financial information. In addition, the unaudited pro forma condensed combined financial information was based on and should be read in conjunction with the following historical financial statements and the accompanying notes, which are included in this proxy statement:

•	historical audited financial statements of GigCapital4 as of December 31, 2020 and for the period from December 4, 2020 (date of inception) through December 31, 2020;

•

historical audited combined financial statements of BigBear (“Successor”) as of December 31, 2020 and for the period from May 22, 2020 through December 31, 2020, and the historical audited combined financial statements of PCI (“Predecessor”) as of December 31, 2019, for the years ended December 31, 2019 and 2018, and for the period from January 1, 2020 through October 22, 2020;

•	historical audited financial statements of NuWave as of June 18, 2020 and for the period from January 1, 2020 through June 18, 2020;

•	historical audited financial statements of Open Solutions as of December 1, 2020 and for the period from January 1, 2020 through December 1, 2020;

•	historical audited financial statements of ProModel as of December 20, 2020 for the period from January 1, 2020 through December 20, 2020;

•	historical unaudited interim condensed financial statements of GigCapital4 as of and for the three months ended March 31, 2021; and

•	historical unaudited interim condensed consolidated financial statements of BigBear (“Successor”), as of and for the three months ended March 31, 2021 and as of March 31, 2020.

Further, unaudited pro forma condensed combined financial information should be read in conjunction with the sections of this proxy statement entitled “BigBear’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “The Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations.” The unaudited pro forma condensed combined financial information may have footing differences resulting from decimal numbers not presented herein.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF MARCH 31, 2021

(in thousands of United States Dollars, except share and per share amounts)

	BigBear (Historical)	GigCapital4 (Historical)	Business Combination Transaction Accounting Adjustments Assuming No Redemptions	Notes	Pro Forma Combined Assuming No Redemptions	Additional Business Combination Transaction Accounting Adjustments Assuming Maximum Redemptions	Notes	Pro Forma Combined Assuming Maximum Redemptions
ASSETS
Current Assets
Cash and cash equivalents	$9,928	$2,173	$358,802	(a)	$327,192	$—		$118,390
	—	—	187,850	(b)	—	—		—
	—	—	(12,558)	(e.1)	—	—		—
	—	—	(34,278)	(e.2a)	—	—		—
	—	—	(75,000)	(f)	—	—		—
	—	—	(109,725)	(g)	—	—		—
	—	—	—		—	(208,802)	(i)	—
Accounts receivable	22,868	—	—		22,868	—		22,868
Contract assets	1,678	—	—		1,678	—		1,678
Inventory	—	—	—		—	—		—
Related party receivable	—	—	—		—	—		—
Prepaid expenses and other current assets	1,255	813	(633)	(e.2)	1,435	—		1,435

Total current assets	35,729	2,986	314,458		353,173	(208,802)		144,371

Cash and marketable securities held in Trust Account	—	358,802	(358,802)	(a)	—	—		—
Property and equipment, net	950	—	—		950	—		950
Goodwill	91,271	—	—		91,271	—		91,271
Intangible assets, net	88,660	—	—		88,660	—		88,660
Deferred tax assets	996	—	—		996	—		996
Other non-current assets	615	—	—		615	—		615
Deferred offering costs	—	—	—		—	—		—
Interest receivable on cash and marketable securities held in Trust Account	—	3	—		3	—		3

Total assets	$218,221	$361,791	$(44,344)		$535,668	$(208,802)		$326,866

LIABILITIES AND EQUITY
Current liabilities:	$—	$—	$—		$—	$—		$—
Accounts payable	2,905	51	—		2,956	—		2,956
Note payable to related parties	—	—	—		—	—		—
Short-term debt, including current portion of long-term debt	1,100	—	(1,100)	(g)	—	—		—
Accrued liabilities	9,586	364	—		9,950	—		9,950
Contract liabilities	671	—	—		671	—		671
Payable to related parties	—	20	—		20	—		20
Other current liabilities	216	1	—		217	—		217

Total current liabilities	14,478	436	(1,100)		13,814	—		13,814

Long-term debt	105,745	—	187,850	(b)	187,850	—		187,850
	—	—	(105,745)	(g)	—	—		—
Warrant liability	—	210	—		210	—		210
Deferred underwriting fee payable	—	12,558	(12,558)	(e.1)	—	—		—
Deferred tax liabilities	—	—	—		—	—		—
Other non-current liabilities	13	—	—		13	—		13

Total liabilities	120,236	13,204	68,447		201,887	—		201,887

	BigBear (Historical)	GigCapital4 (Historical)	Business Combination Transaction Accounting Adjustments Assuming No Redemptions	Notes	Pro Forma Combined Assuming No Redemptions	Additional Business Combination Transaction Accounting Adjustments Assuming Maximum Redemptions	Notes	Pro Forma Combined Assuming Maximum Redemptions
Common stock subject to possible redemption	—	343,587	(343,587)	(c)	—	—		—
Equity:	—	—	—		—	—		—
Common stock, $0.0001 par value	—	1	3	(c)	16	—		14
	—	—	12	(d)	—	—		—
	—	—	—		—	(2)	(i)	—
Members’ contribution/Additional paid-in capital	108,260	5,647	343,584	(c)	419,727	—		210,927
	—	—	(660)	(d)	—	—		—
	—	—	(13,203)	(e.2a)	—	—		—
	—	—	(75,000)	(f)	—	—		—
	—	—	51,099	(h)	—	—		—
	—	—	—		—	(208,800)	(i)	—
Accumulated deficit	(10,275)	(648)	648	(d)	(85,962)	—		(85,962)
	—	—	(21,708)	(e.2b)	—	—		—
	—	—	(51,099)	(h)	—	—		—
	—	—	(2,880)	(g)	—	—		—

Total equity	97,985	5,000	230,796		333,781	(208,802)		124,979

Total liabilities and equity	$218,221	$361,791	$(44,344)		$535,668	$(208,802)		$326,886

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2020

(in thousands of United States Dollars, except share and per share amounts)

	BigBear (Historical)	NuWave Acquisition Transaction Accounting Adjustments *	Notes	PCI Acquisition Transaction Accounting Adjustments **	Notes	Open Solutions Acquisition Transaction Accounting Adjustments ***	Notes	ProModel Acquisition Transaction Accounting Adjustments ****	Notes	BigBear (Pro Forma)	GigCapital4 (Historical)	Business Combination Transaction Accounting Adjustments Assuming No Redemptions	Notes	Pro Forma Combined Assuming No Redemptions	Additional Business Combination Transaction Accounting Adjustments Assuming Maximum Redemptions	Notes	Pro Forma Combined Assuming Maximum Redemptions
Revenues	$31,552	$10,809		$59,765		$22,693		$15,782		$138,992	$—	$—		$138,992	$—		$138,992
	—	—		—		—		(1,609)	(k)	—	—	—		—	—		—
Cost of sales	22,877	5,436		46,755		13,183		9,491		96,133	—	5,912	(n)	102,045	—		102,045
	—	(1,609)	(k)	—		—		—		—	—	—		—	—		—

Gross margin	8,675	6,982		13,010		9,510		4,682		42,859	—	(5,912)		36,947	—		36,947
Operating expenses:	—	—		—		—		—		—	—	—		—	—		—
Selling, general and administrative	7,909	3,266		7,632		4,192		1,555		29,262	34	45,187	(n)	74,483	—		74,483
	—	504	(j)	922	(j)	1,889	(j)	1,393	(j)	—	—	—		—	—		—
Research and development	530	—		85		—		—		615	—	—		615	—		615
Transaction expenses	10,091	—		—		—		—		10,091	—	21,708	(o)	31,799	—		31,799

Operating (loss) income	(9,855)	3,212		4,371		3,429		1,734		2,891	(34)	(72,807)		(69,950)	—		(69,950)
Interest income	—	—		—		(3)		—		(3)	—	—		(3)	—		(3)
Interest expense	616	—		1		—		—		8,399	—	—		14,430	—		14,430
												14,430	(p)
	—	862	(l.1)	1,873	(l.1)	2,131	(l.1)	2,918	(l.1)	—	—	(8,399)	(q.1)	—	—		—
	—	(1)	(l.2)	(1)	(l.2)	—		—		—	—	—		—	—		—
Other (income) expense, net	—	—		—		—		—		—	—	2,880	(q.2)	2,880	—		2,880

(Loss) income before taxes	(10,471)	2,351		2,498		1,301		(1,184)		(5,505)	(34)	(81,718)		(87,257)	—		(87,257)
Income tax (benefit) expense	(2,633)	500	(m)	(2,476)	(m)	273	(m)	(1,418)	(m)	(5,754)	—	(12,571)	(r)	(18,325)	—		(18,325)

Net (loss) income	$(7,838)	$1,851		$4,974		$1,028		$234		$249	$(34)	$(69,147)		$(68,932)	$—		$(68,932)

Net loss per share of common stock—basic and diluted														$(68,932)			$(68,932)
Weighted average shares of common stock outstanding—basic and diluted														179,461,600			158,581,433
Net loss per share of common stock—basic and diluted														$(0.38)			$(0.43)

*

Represents the addition of NuWave pre-acquisition activity for the period January 1, 2020 to June 18, 2020 to the historical BigBear statement of operations and pro forma adjustments related to the NuWave Acquisition.

**

Represents the addition of PCI pre-acquisition activity for the period January 1, 2020 to October 22, 2020 to the historical BigBear statement of operations and pro forma adjustments related to the PCI Acquisition.

***

Represents the addition of Open Solutions pre-acquisition activity for the period January 1, 2020 to December 1, 2020 to the historical BigBear statement of operations and pro forma adjustments related to the Open Solutions Acquisition.

****

Represents the addition of ProModel pre-acquisition activity for the period January 1, 2020 to December 20, 2020 to the historical BigBear statement of operations and pro forma adjustments related to the ProModel Acquisition.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2021

(in thousands of United States Dollars, except share and per share amounts)

	BigBear (Historical)	GigCapital4 (Historical)	Business Combination Transaction Accounting Adjustments Assuming No Redemptions	Notes	Pro Forma Combined Assuming No Redemptions	Additional Business Combination Transaction Accounting Adjustments Assuming Maximum Redemptions	Notes	Pro Forma Combined Assuming Maximum Redemptions
Revenues	$35,570	$—	$—		$35,570	$—		$35,570
Cost of sales	25,290	—	—		25,290	—		25,290

Gross margin	10,280	—	—		10,280	—		10,280
Operating expenses	—	—	—		—	—		—
Selling, general and administrative	10,114	595	—		10,709	—		10,709
Research and development	928	—	—		928	—		928

Operating (loss) income	(762)	(595)	—		(1,357)	—		(1,357)
Interest income	—	(5)	5	(s)	—	—		—
Interest expense	1,860	—	3,566	(t)	3,566	—		3,566
	—	—	(1,860)	(u)	—	—		—
Other (income) expense, net	(1)	22	—		21	—		21

(Loss) income before taxes	(2,621)	(612)	(1,711)		(4,944)	—		(4,944)
Income tax (benefit) expense	(184)	2	(856)	(v)	(1,038)	—		(1,038)

Net (loss) income	$(2,437)	$(614)	$(855)		$(3,906)	$—		$(3,906)

Net loss per share of common stock—basic and diluted					$(3,906)			$(3,906)
Weighted average shares of common stock outstanding—basic and diluted					179,461,600			158,581,433
Net loss per share of common stock—basic and diluted					$(0.02)			$(0.02)

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

1.    Basis of Presentation

The unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.” Release No. 33-10786 replaces the existing pro forma adjustment criteria with simplified requirements to depict the accounting for the transaction (“Transaction Accounting Adjustments”) and present the reasonably estimable synergies and other transaction effects that have occurred or are reasonably expected to occur (“Management’s Adjustments”) in the notes to the Unaudited Pro Forma Condensed Combined Financial Information. BigBear.ai Holdings, LLC (“BigBear” or “Successor”) has elected not to present Management’s Adjustments and is only presenting Transaction Accounting Adjustments in the unaudited pro forma condensed combined financial information.

Management has made significant estimates and assumptions in its determination of the pro forma adjustments. As the pro forma combined financial information has been prepared based on these preliminary estimates and assumptions, the final amounts recorded may differ materially from the information presented.

The unaudited pro forma condensed combined balance sheet as of March 31, 2021 presents pro forma effects to the Business Combination as if it had been completed on March 31, 2021.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020 presents pro forma effects to the NuWave Acquisition, the PCI Acquisition, the Open Solutions Acquisition, the ProModel Acquisition, and the Business Combination as if they had been completed on January 1, 2020.

The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2021 presents pro forma effects to the Business Combination as if it had been completed on January 1, 2020.

The unaudited pro forma condensed combined balance sheet as of March 31, 2021 has been prepared using and should be read in conjunction with the following, which are included in this proxy statement:

•	GigCapital4’s unaudited balance sheet as of March 31, 2021 and the related notes; and

•	BigBear (“Successor”)’s unaudited interim condensed consolidated balance sheet as of March 31, 2021 and the related notes.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020 has been prepared using and should be read in conjunction with the following, which are included in this proxy statement:

•	GigCapital4’s historical audited statement of operations for the period from December 4, 2020 (date of inception) to December 31, 2020 and the related notes;

•

BigBear (“Successor”)’s historical audited combined statement of operations for the period from May 22, 2020 through December 31, 2020, and PCI’s (“Predecessor”) historical audited statement of operations for the period from January 1, 2020 through October 22, 2020 and the related notes;

•	NuWave’s historical audited statement of operations for the period from January 1, 2020 through June 18, 2020 and the related notes;

•	Open Solutions’ historical audited statement of operations for the period from January 1, 2020 through December 1, 2020 and the related notes; and

•	ProModel’s historical audited statement of operations for the period from January 1, 2020 through December 20, 2020 and the related notes;

The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2021 has been prepared using and should be read in conjunction with the following, which are included in this proxy statement:

•	GigCapital4’s historical unaudited statement of operations for the three months ended March 31, 2021 and the related notes; and

•	BigBear (“Successor”)’s historical unaudited interim condensed consolidated statement of operations for the three months ended March 31, 2021 and the related notes.

The unaudited pro forma condensed combined financial information has been prepared assuming two alternative levels of redemption into cash of GigCapital4’s common stock:

•	Assuming no redemptions: This presentation assumes that no shares of GigCapital4 common stock are redeemed.

•

Assuming maximum redemptions: This presentation assumes that that the maximum number of shares of GigCapital4 common stock are redeemed such that the remaining funds held in the trust account after the payment of the redeeming shares’ pro-rata allocation are sufficient to satisfy the minimum Closing cash condition of $350.0 million. (“Available Closing Acquiror Cash”). This is based on the amount of $358.8 million in the trust account as of March 31, 2021, inclusive of accrued dividends and Note Financing of $200.0 million in connection with the Business Combination, and a redemption price of $10.00 per share. Under this scenario, approximately 20,880,167 shares of GigCapital4 common stock may be redeemed and still enable GigCapital4 to have sufficient Available Closing Acquiror Cash.

The unaudited pro forma condensed combined financial information does not give effect to any anticipated synergies, operating efficiencies, tax savings, or cost savings that may be associated with the NuWave Acquisition, the PCI Acquisition, the Open Solutions Acquisition, the ProModel Acquisition, or the Business Combination. The combined company will incur additional costs after the Business Combination in order to satisfy its obligations as a reporting public company with the Securities Exchange Commission (“SEC”). No adjustment to the unaudited pro forma condensed combined statement of operations has been made for these items as the amounts are not yet known.

The pro forma adjustments reflecting the consummation of the Business Combination and the completion of the Note Financing are based on certain currently available information at the Closing of the transaction and certain assumptions and methodologies that GigCapital4 believes are reasonable under the circumstances. The unaudited condensed pro forma adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments and it is possible the differences may be material. GigCapital4 believes that its assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Business Combination and the Note Financing contemplated based on information available to management at the time and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial information.

The unaudited pro forma condensed combined financial information is not necessarily indicative of what the actual results of operations and financial position would have been had the NuWave Acquisition, the PCI Acquisition, the Open Solutions Acquisition, the ProModel Acquisition, or the Business Combination taken place on the date indicated, nor are they indicative of the future consolidated results of operations or financial position of the combined company.

2.    Accounting Policies

Since GigCapital4 had substantially no business operations as a blank check company, its limited accounting policies were not in conflict with those of BigBear. Accordingly, the combined company uses the accounting policies of BigBear as described in Note 1 to BigBear’s audited consolidated financial statements as of December 31, 2020 and for the period from May 22, 2020 to December 31, 2020 included in this proxy statement. As a result, the unaudited pro forma condensed combined financial information does not assume any differences in accounting policies.

3.    Adjustments to Unaudited Pro Forma Condensed Combined Financial Information

Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet

The adjustments included in the unaudited pro forma condensed combined balance sheet as of March 31, 2021 are as follows:

a)	Reflects the reclassification of cash and cash equivalents held in GigCapital4’s trust account that is available to fund the Business Combination consideration (under the No Redemptions scenario).

b)	Reflects the gross cash proceeds from the Note Financing of $200.0 million, net of debt issuance costs of approximately $12.2 million, and recognition of the associated convertible notes payable.

c)	Reflects the reclassification of GigCapital4’s 34,358,732 common stock deemed redeemable at March 31, 2021 to common stock in permanent equity of New BigBear (under the No Redemptions scenario).

d)

Reflects the recapitalization of BigBear, including the reclassification of members’ equity to common stock and additional paid-in capital of New BigBear, and the closing of GigCapital4’s accumulated deficit to additional paid-in capital of New BigBear.

e)

Reflects the settlement of estimated remaining unpaid transaction expenses. Estimated remaining unpaid transaction expenses are made up of (1) GigCapital4’s deferred underwriting fees that are recorded on the historical balance sheet as of March 31, 2021; (2a) BigBear’s expenses to be incurred in connection with the issuance of equity (with a corresponding adjustment to additional paid-in capital); and (2b) GigCapital4’s transaction costs expected to be expensed as incurred and BigBear’s expenses unrelated to the issuance of equity.

f)	Reflects the payment of the Cash Merger Consideration to stockholders of Ultimate.

g)	Reflects the repayment of long-term debt and the associated loss on debt extinguishment related to unamortized debt issuance costs.

h)	Reflects the recognition of share-based compensation related to certain equity incentives issued by Ultimate that would vest on an accelerated basis as a result of the Business Combination.

i)	Reflects the withdrawal of funds from GigCapital4’s trust account to fund the redemption of 20,880,167 shares of common stock at $10.00 per share (under the Maximum Redemptions scenario).

Adjustments to Unaudited Pro Forma Condensed Combined Statements of Operations

The historical financial statements have been adjusted in the unaudited pro forma condensed combined statement of operations to reflect the effects of the NuWave Acquisition, the PCI Acquisition, the Open Solutions Acquisition, the ProModel Acquisition, and the Business Combination on BigBear’s historical financial statements. The unaudited pro forma condensed combined statements of operations have been prepared for informational purposes only.

The pro forma condensed combined provision for income taxes does not necessarily reflect the amounts that would have resulted had the combined company filed consolidated income tax returns during the periods presented.

Management has made significant estimates and assumptions in its determination of the pro forma adjustments. As the unaudited pro forma condensed combined financial information has been prepared based on these preliminary estimates, the final amounts recorded may differ materially from the information presented.

The pro forma basic and diluted earnings (loss) per share amounts presented in the unaudited pro forma condensed combined statements of operations are based upon the number of the combined company’s weighted average shares outstanding, assuming the Business Combination had occurred on January 1, 2020.

The NuWave Acquisition, the PCI Acquisition, the Open Solutions Acquisition, and the ProModel Acquisition pro forma Transaction Accounting Adjustments included in the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020 are as follows:

j)	Adjustment to include pre-acquisition amortization on the fair value of the acquired intangible assets.

k)	Adjustment to eliminate pre-acquisition intercompany sales between NuWave and ProModel.

l)

Adjustment to (1) include the interest expense that would have been incurred to finance the NuWave Acquisition, the PCI Acquisition, the Open Solutions Acquisition, and Pro Model Acquisition as if they had taken place on January 1, 2020, based on the effective interest rate of the credit facility used to finance the acquisitions, and (2) eliminate the pre-acquisition interest expense, including amortization of deferred financing fees, related to the outstanding debt balances of PCI, which were settled by the sellers of PCI with proceeds from the sale.

m)	Adjustment for income taxes, applying a statutory tax rate of 21% for the year ended December 31, 2020.

The Business Combination pro forma Transaction Accounting Adjustments included in the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020 are as follows:

n)	Adjustment to include the share-based compensation related to vesting of profit interests, issued by Ultimate to employees of BigBear, on consummation of the Business Combination.

o)

Addition of transaction expenses for the Business Combination incurred or expected to be incurred subsequent to December 31, 2020. These costs will not affect BigBear’s statement of operations beyond 12 months after the Closing.

p)	Addition of interest expense related to the Note Financing, net of amortization of debt issuance costs, that would have been incurred if the Business Combination had occurred on January 1, 2020.

q)

Adjustment to (1) eliminate BigBear’s interest expense and amortization of debt issuance costs that would not have been incurred had the planned long-term debt repayment contingent on close of the Business Combination occurred on January 1, 2020 and (2) include the potential loss on debt extinguishment on repayment of the long-term loan.

r)	Adjustment for income taxes, applying a statutory tax rate of 21% for the year ended December 31, 2020.

The Business Combination pro forma Transaction Accounting Adjustments included in the unaudited pro forma condensed combined statement of operations for the year ended March 31, 2021 are as follows:

s)	Elimination of GigCapital4 trust account interest income of approximately $4.9 thousand.

t)	Addition of interest expense related to the Note Financing, net of amortization of debt issuance costs, that would have been incurred if the Business Combination had occurred on January 1, 2020.

u)

Elimination of BigBear’s interest expense and amortization of debt issuance costs related to the paydown of debt that would not have been incurred if the Business Combination had occurred on January 1, 2020.

v)	Adjustment for income taxes, applying a statutory tax rate of 21% for the three months ended March 31, 2021.

4.    Earnings (Loss) per Share

Represents the unaudited loss per share calculated based on the recapitalization resulting from the Business Combination, assuming the shares were outstanding since January 1, 2020. As the Business Combination is being reflected as if it had occurred at the beginning of the periods presented, the calculation of weighted average shares outstanding for basic and diluted net earnings (loss) per share assumes that the shares issuable relating to the Business Combination have been outstanding for the entire periods presented. The following tables set forth the computation of pro forma basic and diluted earnings (loss) per share for the year ended December 31, 2020 and the three months ended March 31, 2021; amounts are stated in thousands of U.S. Dollars, except for share and per share amounts.

The Notes are considered anti-dilutive and any shares that would be issued upon exercise of the conversion of the Notes are not included in loss per share.

	Year ended December 31, 2020
	Pro Forma Assuming No Redemptions— Common Stock	Pro Forma Assuming Maximum Redemptions— Common Stock
Net loss	$(68,932)	$(68,932)
Weighted average shares outstanding—basic and diluted	179,461,600	158,581,433
Net loss per share—basic and diluted	$(0.38)	$(0.43)

	Three months ended March 31, 2021
	Pro Forma Assuming No Redemptions— Common Stock	Pro Forma Assuming Maximum Redemptions— Common Stock
Net loss	$(3,906)	$(3,906)
Weighted average shares outstanding—basic and diluted	179,461,600	158,581,433
Net loss per share—basic and diluted	$(0.02)	$(0.02)

SPECIAL MEETING OF COMPANY STOCKHOLDERS

This proxy statement is being provided to Company stockholders as part of a solicitation of proxies by the Board for use at the Special Meeting of Stockholders to be held on [    ], 2021, and at any adjournment or postponement thereof. This proxy statement contains important information regarding the Special Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about [    ], 2021 to all stockholders of record of the Company as of [    ], 2021, the record date for the Special Meeting. Stockholders of record who owned Common Stock at the close of business on the record date are entitled to receive notice of, attend and vote at the Special Meeting. On the record date, there were 45,949,600 shares of Common Stock outstanding.

Date, Time and Place of Special Meeting

The Special Meeting will be held on [    ], 2021, at [10:00 a.m., PDT], via webcast at [    ], or at such other date, time and place to which such meeting may be adjourned or postponed, to consider and vote upon the proposals. The Special Meeting will be conducted exclusively via live webcast and so stockholders will not be able to attend the meeting in person. Stockholders may attend the special meeting online and vote at the Special Meeting by visiting [    ] and entering your 16-digit control number, which is either included on the proxy card you received or obtained through Broadridge Financial Solutions.

Registering for the Special Meeting

Any stockholder wishing to attend the virtual meeting should register for the meeting by [    ], 2021. To register for the Special Meeting, please follow these instructions as applicable to the nature of your ownership of our Common Stock:

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To vote using the proxy card, simply complete, sign, date and return the proxy card pursuant to the instructions on the card. If you return your signed proxy card before the Annual Meeting, we will vote your shares as directed.

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To vote over the telephone, dial toll-free [1-800-690-6903] using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice. Your telephone vote must be received by 11:59 p.m. Eastern Time (EDT) on [    ], 2021 to be counted.

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To vote through the Internet before the meeting, go to [www.proxyvote.com] and follow the on-screen instructions. Your Internet vote must be received by 11:59 p.m., Eastern Time (EDT) on [    ], 2021 to be counted.

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To vote through the Internet during the meeting, please visit [    ] and have available the 16-digit control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

Voting Power; Record Date

As a stockholder of the Company, you have a right to vote on certain matters affecting the Company. The proposals that will be presented at the Special Meeting and upon which you are being asked to vote are summarized below and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned shares of our Common Stock at the close of business on [    ], 2021, which is the record date for the Special Meeting. You are entitled to one vote for each share of our Common Stock that you owned as of the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 45,949,600 shares of Common Stock outstanding, of which 35,880,000 are public shares, 10,051,600 are Founder Shares held by our Initial Stockholders and 18,000 are Insider Shares held by the Insiders.

Proposals at the Special Meeting

At the Special Meeting, Company stockholders will vote on the following proposals:

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Proposal No. 1—The Business Combination Proposal—To approve and adopt the Merger Agreement (as further amended from time to time) and among the Company, Merger Sub, BigBear.ai, and Ultimate, a copy of which is attached to this proxy statement as Annex A, and to approve the transactions contemplated thereby, including (x) the merger of Merger Sub with and into BigBear, with BigBear surviving the first merger, (y) immediately following the First Merger, the merger of BigBear (as the entity surviving the First Merger) with and into the Company, with the Company surviving the second merger, and (z) the payment of the Cash Merger Consideration and the Equity Merger Consideration to Ultimate as the sole member of BigBear, as merger consideration;

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Proposal No. 2—The Nasdaq Stock Issuance Proposal—To approve, for purposes of complying with applicable listing rules of Nasdaq, the issuance of more than 20% of the Company’s outstanding GigCapital4 Common Stock in connection with the Business Combination, and the transactions contemplated by the Convertible Note Subscription Agreements (as defined below), including up to 123,710,000 shares of GigCapital4 Common Stock to Ultimate as the sole member of BigBear, and 17,391,304 shares of our GigCapital4 Common Stock upon conversion of the Convertible Notes (as defined below);

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Proposal No. 3—Classification of the Board of Directors Proposal—To provide for the classification of our board of directors (our “Board”) into three classes of directors with staggered terms of office and to make certain related changes;

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Proposal No. 4—Approval of Additional Amendments to Current Certificate of Incorporation in Connection with the Business Combination Proposal—To approve certain additional changes, including but not limited to, changing the post-combination company’s corporate name from “GigCapital4, Inc.” to “BigBear.ai Holdings, Inc.” and eliminating certain provisions specific to our status as a blank check company, which our Board believes are necessary to adequately address the needs of the post-combination company;

•	Proposal No. 5—The Equity Plans Proposal—To approve the 2021 Plan and the 2021 ESPP, including the authorization of the initial share reserve under the 2021 Plan and the 2021 ESPP;

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Proposal No. 6—The Election of Directors Proposal—To elect, effective at Closing, 11 directors to serve staggered terms on our board of directors until the 2022, 2023 and 2024 annual meetings of stockholders, respectively, and until their respective successors are duly elected and qualified; and

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Proposal No. 7—Adjournment Proposal—To approve, if necessary, the adjournment of the Special Meeting to a later date or dates to permit further solicitation and votes of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Amendment Proposals, the Equity Plans Proposal or the Election of Directors Proposal. This proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Amendment Proposals, the Equity Plans Proposal or the Election of Directors Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS.

Vote of the Initial Stockholders, Directors and Officers

Prior to our IPO, we entered into agreements with our Initial Stockholders, other current directors and officers, pursuant to which each agreed to vote any shares of Common Stock owned by them in favor of an initial business combination. These agreements apply to our Initial Stockholders, including our Sponsor, as it relates to the Founder Shares and the requirement to vote all of the Founder Shares in favor of the Business Combination Proposal and for all other proposals to be presented to our stockholders at the Special Meeting and described in this proxy statement.

Our Initial Stockholders, other current directors and officers have waived any redemption rights, including with respect to shares of Common Stock purchased in our IPO or in the aftermarket, in connection with the Business Combination. The Founder Shares held by our Initial Stockholders have no redemption rights upon our liquidation and will be worthless if no business combination is effected by us by the applicable deadline. However, our Initial Stockholders are entitled to redemption rights upon our liquidation with respect to any public shares they may own.

Quorum and Required Vote for Proposals for the Special Meeting

The approval of the Business Combination Proposal requires the affirmative vote of holders of a majority of the outstanding shares of our Common Stock represented in person or by proxy and entitled to vote thereon at the Special Meeting. In order to establish the quorum for purposes of the Business Combination Proposal, holders of at least a majority of the outstanding shares of Common Stock must be present at the Special Meeting in person or by proxy. Accordingly, a Company stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares of Common Stock required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Business Combination Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established and will have no effect on the outcome of any vote on the Business Combination Proposal.

The approval of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Equity Plans Proposal, the Election of Directors Proposal and the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by holders of our Common Stock represented in person or by proxy and entitled to vote at the Special Meeting. The approval of the Charter Amendment Proposals requires the affirmative vote of holders of a majority of our outstanding shares of Common Stock entitled to vote thereon at the Special Meeting.

Under these voting standards, a failure to vote or an abstention will have no effect on the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Equity Plans Proposal, the Election of Directors Proposal and the Adjournment Proposal. However, an abstention or failure to vote will have the same effect as a vote “AGAINST” the Charter Amendment Proposals.

The transactions contemplated by the Merger Agreement will be consummated only if the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Amendment Proposals, the Equity Plans Proposal and the Election of Directors Proposal are approved at the Special Meeting. The proposals in this proxy statement (other than the Adjournment Proposal) are conditioned on the approval of the Business Combination Proposal.

It is important for you to note that in the event that the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Amendment Proposals, the Equity Plans Proposal or the Election of Directors Proposal do not receive the requisite vote for approval, we will not consummate the Business Combination. If we do not consummate the Business Combination and fail to complete an initial business combination by the applicable deadline, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to our public stockholders.

Recommendation to Company Stockholders

Our Board believes that each of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Amendment Proposals, the Equity Plans Proposal, the Election of Directors Proposal and the Adjournment Proposal to be presented at the Special Meeting is in the best interests of the Company and our stockholders and recommends that its stockholders vote “FOR” each of the proposals.

When you consider the recommendation of our Board in favor of approval of the Business Combination Proposal, you should keep in mind that our Sponsor and certain members of our Board and officers have interests in the Business Combination that are different from or in addition to (or which may conflict with) your interests as a stockholder. Stockholders should take these interests into account in deciding whether to approve the proposals presented at the Special Meeting, including the Business Combination Proposal. These interests include, among other things:

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the fact that our Initial Stockholders and the Insiders have agreed not to redeem any of the Private Placement Shares Founder Shares or the Insider Shares in connection with a stockholder vote to approve the Business Combination;

•	the fact that our Initial Stockholders and the Insiders will retain 10,069,600 Founder Shares and Insider Shares upon the Closing;

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the fact that our Initial Stockholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares if we fail to complete an initial business combination by the applicable deadline;

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if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, our Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party (other than our independent public accountants) for services rendered or products sold to us, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account;

•	the continued indemnification of our existing directors and officers and the continuation of our directors’ and officers’ liability insurance after the Business Combination;

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the fact that Dr. Avi Katz, Dr. Raluca Dinu and Dorothy D. Hayes will continue as board members of the post-combination company and each shall be entitled to receive compensation for serving on the board of directors of the post-combination company;

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the fact that we engaged the underwriters of our IPO as advisors to assist us in holding meetings with our stockholders to discuss potential business combination, introduce us to potential investors that are interested in purchasing our securities in connection with a potential business combination, assist us in obtaining stockholder approval for the business combination and assist us with our press releases and public filings in connection with a business combination. Pursuant to that agreement, we will pay the underwriters a cash fee for such services upon the consummation of the Business Combination in an amount equal to, in the aggregate, 3.5% of the gross proceeds of the IPO, including any proceeds from the exercise of the over-allotment option;

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the fact that the Sponsor and the Insiders entered into the Investor Rights Agreement pursuant to which the original lock-up period to which the Sponsor and the Insiders are subject was amended to provide for termination of the lock-up period six months after the consummation of the Business Combination (other than with respect to the Private Placement Units for which the termination of the lock-up period is 30 days after the consummation of the Business Combination); and

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the fact that our Sponsor, officers and directors will lose their entire investment in us if an initial business combination is not consummated by the applicable deadline. Prior to our IPO, our Sponsor purchased an aggregate of 7,460,000 Founder Shares (which following a 1.2:1 split in February 2021, resulted in 8,952,000 Founder Shares) for an aggregate purchase price of $25,000, or approximately $0.0033512 per share (as compared to the $10.00 per share price being used to determine the number of shares of Common Stock being issued to Ultimate (as the sole member of BigBear) in the Business Combination. Additionally, the Initial Stockholders purchased from the Company an aggregate of 1,099,600 Private Placement Units at a price of $10.00 per unit simultaneously with the consummation of our IPO for an aggregate purchase price of $10,996,000, with the Sponsor purchasing 850,000 Private Placement Units for $8,500,000, and Oppenheimer and Nomura purchasing 249,600 Private Placement Units. Certain of our directors and executive officers, including Dr. Avi Katz, Dr. Raluca Dinu and Dorothy D. Hayes, also have a direct or indirect economic interest in our securities. Drs. Katz and Dinu have an indirect interest in the 9,802,000 Founder Shares (which include the Founder Shares included in the 850,000 Private Placement Units) owned by the Sponsor, and Ms. Hayes owns 12,000 Insider Shares. The 8,952,000 Founder Shares acquired at our formation by the Sponsor would have had an aggregate market value of $[    ] based upon the closing price of $[    ] per public share on Nasdaq on [    ], 2021, the most recent practicable date prior to the date of this proxy statement. The 850,000 Private Placement Units held by the Sponsor would have had an aggregate market value of $[    ] based upon the closing price of $[    ] per public unit on Nasdaq on [    ], 2021, the most recent practicable date prior to the date of this proxy statement. The 18,000 shares owned by the Insiders would have had an aggregate market value of $[    ] based upon the closing price of $[    ] per public share on Nasdaq on [    ], 2021, the most recent practicable date prior to the date of this proxy statement. Additionally, the Sponsor, officers and directors do not currently have any unreimbursed out-of-pocket expenses in connection with the Business Combination.

Broker Non-Votes and Abstentions

Abstentions are considered present for the purposes of establishing a quorum. Abstentions will have the same effect as a vote “AGAINST” the Charter Amendment Proposals, but will have no effect on the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Stock Plans Proposal, the Election of Directors Proposal and the Adjournment Proposal.

In general, if your shares are held in “street” name and you do not instruct your broker, bank or other nominee on a timely basis on how to vote your shares, your broker, bank or other nominee, in its sole discretion, may either leave your shares unvoted or vote your shares on routine matters, but not on any non-routine matters. None of the proposals at the Special Meeting are routine matters. As such, without your voting instructions, your brokerage firm cannot vote your shares on any proposal to be voted on at the Special Meeting.

Voting Your Shares—Stockholders of Record

If you are a Company stockholder of record, you may vote by mail or in person at the Special Meeting. Each share of our Common Stock that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your one or more proxy cards show the number of shares of our Common Stock that you own.

Voting by Mail. You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Special Meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the Special Meeting so that your shares will be voted if you are unable to attend the Special Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our Common Stock will be voted as recommended by our Board. Our Board recommends voting “FOR” the Business

Combination Proposal, “FOR” the Nasdaq Stock Issuance Proposal, “FOR” the Charter Amendment Proposals, “FOR” the Stock Plans Proposal, “FOR” the Election of Directors Proposal and “FOR” the Adjournment Proposal. Votes submitted by mail must be received by 5:00 p.m. Eastern Time (EDT), on [    ], 2021.

Voting at the Meeting—We will be hosting the Special Meeting via live webcast. If you attend the Special Meeting, you may submit your vote at the Special Meeting online at [    ], in which case any votes that you previously submitted will be superseded by the vote that you cast at the Special Meeting. See “Registering for the Special Meeting” above for further details on how to attend the Special Meeting.

Voting Your Shares—Beneficial Owners

If your shares are held in an account at a brokerage firm, bank or other nominee, then you are the beneficial owner of shares held in “street name” and this proxy statement is being sent to you by that broker, bank or other nominee. The broker, bank or other nominee holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account by following the instructions that the broker, bank or other nominee provides you along with this proxy statement. As a beneficial owner, if you wish to vote at the Special Meeting, you will need to bring to the Special Meeting a legal proxy from your broker, bank or other nominee authorizing you to vote those shares. Please see “Attending the Special Meeting” below for more details.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Special Meeting or at the Special Meeting by doing any one of the following:

•	you may send another proxy card with a later date;

•	you may notify the Company’s Secretary in writing to c/o 1731 Embarcadero Road, Suite 200, Palo Alto, California, Attn: Secretary, before the Special Meeting that you have revoked your proxy; or

•	you may attend the Special Meeting, revoke your proxy, and vote in person, as indicated above.

No Additional Matters

The Special Meeting has been called only to consider the approval of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Amendment Proposals, the Stock Plans Proposal, the Election of Directors Proposal and the Adjournment Proposal. Under our Bylaws, other than procedural matters incident to the conduct of the Special Meeting, no other matters may be considered at the Special Meeting if they are not included in this proxy statement, which serves as the notice of the Special Meeting.

Who Can Answer Your Questions About Voting

If you have any questions about how to vote or direct a vote in respect of your shares of our Common Stock, you may contact Morrow Sodali, our proxy solicitor, at (800) 662-5200 toll free (for individuals), and at (203) 658-9400 (for banks and brokers), or by sending an email to GIG.info@investor.morrowsodali.com.

Redemption Rights

Pursuant to our current amended and restated certificate of incorporation, any holders of our public shares may demand that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), calculated as of two business days prior to the consummation of the Business Combination. If demand is properly made and the Business Combination is consummated, these shares, immediately prior to the Business Combination, will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the

Trust Account which holds the proceeds of our IPO (calculated as of two business days prior to the consummation of the Business Combination, including interest (which interest shall be net of taxes payable). For illustrative purposes, based on the fair value of marketable securities held in the Trust Account of approximately $358,814,163 as of August 5, 2021, the estimated per share redemption price would have been approximately $10.00 on such date. Public stockholders may elect to redeem their shares even if they vote for the Business Combination. Any request to redeem public shares, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the Closing. If we receive valid redemption requests from holders of public shares prior to the redemption deadline, we may, at our sole discretion, following the redemption deadline and until the date of Closing, seek and permit withdrawals by one or more of such holders of their redemption requests. We may select which holders to seek such withdrawals of redemption requests from based on any factors we may deem relevant, and the purpose of seeking such withdrawals may be to increase the funds held in the Trust Account, including where we otherwise would not satisfy the closing condition to have Available Closing Acquiror Cash (as defined in the Merger Agreement) equal to at least $350,000,000, which amount shall be net of any unpaid liabilities of the Company as of the Closing (other than any Acquiror Transaction Expenses, as defined in the Merger Agreement).

In order to exercise your Redemption Rights, you must:

•	if you hold public units, separate the underlying public shares, public rights and public warrants;

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prior to 5:00 p.m. Eastern Time (EDT), on [    ], 2021 (two business days before the Special Meeting), tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our Transfer Agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street – 30th Floor

New York, New York 10004

Attention: Mark Zimkind

Email: mzimkind@continentalstock.com

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in your request to Continental Stock Transfer & Trust Company for redemption, you must also affirmatively certify if you “ARE” or “ARE NOT” acting in concert or as a “group” (as defined in Section 13d-3 of the Exchange Act) with any other stockholder with respect to shares of Common Stock; and

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deliver your public shares either physically or electronically through DTC’s DWAC system to our Transfer Agent at least two business days before the Special Meeting. Stockholders seeking to exercise their Redemption Rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the Transfer Agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the Transfer Agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Stockholders seeking to exercise their Redemption Rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to our Transfer Agent prior to the date that is two business days prior to the Special Meeting, or to deliver their shares to the Transfer Agent electronically using DTC’s DWAC system, at such stockholder’s option. The requirement for physical or electronic delivery prior to the Special Meeting ensures that a redeeming stockholder’s election to redeem is irrevocable once the Business Combination is approved.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests (and submitting shares to the transfer agent) and thereafter, with our consent, until the vote is taken with respect to the Business Combination. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your Redemption Rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our Transfer Agent at the address listed above.

Holders of outstanding public units must separate the underlying public shares, public rights and public warrants prior to exercising Redemption Rights with respect to the public shares.

If you hold public units registered in your own name, you must deliver the certificate for such public units to Continental Stock Transfer & Trust Company, our Transfer Agent, with written instructions to separate such public units into public shares, public rights and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your Redemption Rights upon the separation of the public shares from the public units.

If a broker, dealer, commercial bank, trust company or other nominee holds your public units, you must instruct such nominee to separate your public units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company, our Transfer Agent. Such written instructions must include the number of public units to be split and the nominee holding such public units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant units and a deposit of an equal number of public shares and completed far enough in advance to permit your nominee to exercise your Redemption Rights upon the separation of the public shares from the public units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your Redemption Rights.

Each redemption of shares of Common Stock by our public stockholders will reduce the amount in the Trust Account. The Merger Agreement provides that the obligation of BigBear to consummate the Business Combination is conditioned on the Available Closing Acquiror Cash (as defined in the Merger Agreement) not being less than $350,000,000, which amount shall be net of any unpaid liabilities of the Company as of the Closing (other than any Acquiror Transaction Expenses, as defined in the Merger Agreement). This condition to closing in the Merger Agreement is for the sole benefit of BigBear and may be waived by BigBear. If, as a result of redemptions of Common Stock by our public stockholders, this condition is not met (or waived), then BigBear may elect not to consummate the Business Combination. In addition, in no event will we redeem shares of our Common Stock in an amount that would result in the Company’s failure to have net tangible assets equaling or exceeding $5,000,001 (so that we are not subject to the SEC’s “penny stock” rules).

Prior to exercising Redemption Rights, stockholders should verify the market price of our Common Stock as they may receive higher proceeds from the sale of their Common Stock in the public market than from exercising their Redemption Rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your shares of our Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our Common Stock when you wish to sell your shares.

If you exercise your Redemption Rights, your shares of our Common Stock will cease to be outstanding immediately prior to the Business Combination and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the post-combination company, if any. You will be entitled to receive cash for these shares only if you properly and timely demand redemption.

If the Business Combination is not approved and we do not consummate an initial business combination by February 11, 2023, unless we amend our current amended and restated certificate of incorporation again to further extend the time that we have to consummate a business combination, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public stockholders and our warrants will expire worthless.

Appraisal Rights

Appraisal rights are not available to holders of shares of our Common Stock in connection with the Business Combination.

Proxy Solicitation Costs

The Company is soliciting proxies on behalf of its Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. The Company has engaged Morrow Sodali to assist in the solicitation of proxies for the Special Meeting. The Company and its directors, officers and employees may also solicit proxies in person. The Company will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

The Company will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. The Company will pay Morrow Sodali a fee of $[    ], plus disbursements, reimburse Morrow Sodali for its reasonable out-of-pocket expenses and indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as our proxy solicitor. We will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding the proxy materials to our stockholders. Directors, officers and employees of the Company who solicit proxies will not be paid any additional compensation for soliciting proxies.

PROPOSAL NO. 1—APPROVAL OF THE BUSINESS COMBINATION

We are asking our stockholders to approve and adopt the Merger Agreement and the Business Combination. Our stockholders should carefully read this proxy statement in its entirety for more detailed information concerning the Merger Agreement and the related agreements described in this proxy statement. Please see the subsection below entitled “Certain Agreements Related to the Business Combination” for additional information and a summary of certain terms of the Merger Agreement and the related agreements described in this proxy statement. You are urged to read carefully each of the Merger Agreement, a copy of which is attached as Annex A to this proxy statement, and each of its related agreements described in this proxy statement, copies of which are attached to this proxy statement as Annex D, Annex E, Annex F, and Annex G, in its entirety before voting on this proposal.

Because we are holding a special meeting of stockholders to vote on the Business Combination, we may consummate the Business Combination only if it is approved by the affirmative vote (online or by proxy) of the holders of a majority of the outstanding shares of our Common Stock entitled to vote and actually cast thereon online at the Special Meeting, voting as a single class.

General

Structure of the Business Combination

Pursuant to the Merger Agreement, a business combination between the Company and BigBear will be effected through the First Merger, whereby Merger Sub will merge with and into BigBear, with BigBear surviving such merger as a wholly owned subsidiary of the Company, followed by the Second Merger, whereby, immediately following and as part of the same overall transaction as the First Merger, BigBear will merge with and into the Company, with the Company surviving such merger.

Merger Consideration and Conversion of Securities

At the effective time of the First Merger (the “First Effective Time”), the units of limited liability company interest of BigBear issued and outstanding immediately prior to the First Effective Time (other than units held in BigBear’s treasury or owned by the Company, Merger Sub or BigBear immediately prior to the First Effective Time) will be cancelled and automatically deemed for all purposes to represent the right to receive, in the aggregate (the “Aggregate Merger Consideration”), (i) in book entry, the Equity Merger Consideration, and (ii) the Cash Merger Consideration, in each case without interest and otherwise in accordance with the terms of the Merger Agreement. Ultimate, as the sole member of BigBear, shall be paid the Aggregate Merger Consideration.

At the effective time of the Second Merger (the “Second Effective Time”), the units of limited liability company interest of BigBear issued and outstanding immediately prior to the Second Effective Time shall be cancelled and shall cease to exist without any conversion thereof or payment therefor, and the capital stock of the Company outstanding immediately prior to the Second Effective Time shall remain outstanding as the capital stock of the Company, which, collectively with the Convertible Notes to be issued at the Second Effective Time (as further described below) and the warrants entitling the holders to purchase one share of GigCapital4 Common Stock per warrant, shall constitute one hundred percent (100%) of the outstanding equity securities (and securities convertible into equity securities) of the Company immediately after the Second Effective Time.

Certain Agreements Related to the Business Combination

Merger Agreement

The summary of the material provisions of the Merger Agreement set forth below and elsewhere in this proxy statement is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this proxy statement as Annex A and which is incorporated by reference in this proxy statement. All stockholders are encouraged to read the Merger Agreement in its entirety for a more complete description of the terms and conditions of the Business Combination.

Closing and Effective Time of the Business Combination

The closing of the Business Combination will take place as promptly as practicable (but in any event no later than 8:00 a.m. Eastern Time on the third business day) following the satisfaction or waiver of the conditions described below under the subsection entitled “Conditions to Closing of the Business Combination,” unless the Company and BigBear agree in writing to another time or unless the Merger Agreement is terminated. The Business Combination is expected to be consummated promptly after the approval of the Company’s stockholders at special meeting of such stockholders described in this proxy statement.

Representations and Warranties

The Merger Agreement contains representations and warranties of BigBear relating, among other things, to:

•	corporate organization;

•	subsidiaries;

•	the authorization, performance and enforceability of the Merger Agreement and Transaction Agreements;

•	no conflict;

•	consent, approval or authorization of governmental authorities;

•	current capitalization;

•	capitalization of subsidiaries;

•	financial statements;

•	absence of undisclosed liabilities;

•	litigation and proceedings;

•	compliance with laws;

•	export controls and sanctions;

•	contracts and absence of defaults;

•	benefit plans;

•	labor matters;

•	taxes;

•	insurance;

•	permits;

•	machinery, equipment and other tangible property;

•	real property;

•	intellectual property and IT security;

•	environmental matters;

•	absence of material adverse effect and certain changes;

•	brokers’ fees;

•	related party transactions;

•	this proxy statement;

•	government contracts;

•	the Exchange Act; and

•	customers and suppliers.

The Merger Agreement contains representations and warranties of Ultimate relating, among other things, to:

•	corporate organization;

•	the authorization, performance and enforceability of the Merger Agreement and Transaction Agreements;

•	no conflict;

•	litigation and proceedings; and

•	ownership of BigBear units.

The Merger Agreement contains representations and warranties of the Company and Merger Sub relating, among other things, to:

•	corporate organization;

•	the authorization, performance and enforceability of the Merger Agreement and Transaction Agreements;

•	no conflict;

•	litigation and proceedings;

•	consent, approval or authorization of governmental authorities;

•	financial ability and trust account;

•	brokers’ fees;

•	SEC reports, financial statements and Sarbanes-Oxley Act;

•	absence of undisclosed liabilities;

•	business activities;

•	tax matters;

•	capitalization;

•	Nasdaq listing;

•	note financing;

•	related party transactions;

•	Investment Company Act of 1940;

•	no foreign person(s);

•	interest in competitors;

•	sponsor agreement; and

•	voting and support agreement.

Covenants

Each party to the Merger Agreement has agreed to, and to cause each of its subsidiaries to, use its commercially reasonable efforts to (i) assemble, prepare and file any information (and, as needed, to supplement such information) as may be reasonably necessary to obtain as promptly as practicable all governmental and regulatory consents required to be obtained in connection with the Business Combination, (ii) obtain all material consents and approvals of third parties that any of the Company, BigBear, or their respective affiliates are required to obtain in order to consummate the Business Combination (provided that Ultimate and BigBear are not required to seek any such required consents or approvals of third party counterparties to certain material contracts with BigBear or its subsidiaries to the extent such material contract is otherwise terminable at will, for convenience or upon or after the giving of notice of termination by a party thereto unless otherwise agreed in writing by BigBear and the Company) and (iii) take such actions as another party to the Merger Agreement may reasonably request to satisfy the conditions of any other party as set forth in the Merger Agreement or to otherwise comply with the Merger Agreement and to consummate the Business Combination as soon as practicable.

BigBear has agreed that, prior to the closing of the Business Combination, subject to certain exceptions and except as otherwise consented to by the Company in writing (which consent may not be unreasonably conditioned, withheld, delayed or denied), BigBear will, and will cause each of its subsidiaries to, use its commercially reasonable efforts to (i) operate its business in the ordinary course of business (including recent past practice in light of COVID-19 with it being understood and agreed that any reasonable action taken, or omitted to be taken, that relates to, or arises out of, COVID-19 shall be in the ordinary course of business) and (ii) keep available the services of the current officers, key employees and consultants of BigBear and its subsidiaries, and maintain its goodwill and preserve the current relationships of BigBear and its subsidiaries with material customers, material suppliers and other persons with whom BigBear or any of its subsidiaries has material business relations. Further, BigBear has agreed that, prior to the closing of the Business Combination, subject to certain exceptions and except as otherwise consented to in writing by the Company (which consent may not be unreasonably conditioned, withheld, delayed or denied) or as required by law, BigBear will not, and will cause its subsidiaries not to:

•	change or amend its certificate of formation, limited liability company agreement or other organizational documents, except as otherwise required by law;

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make, declare, set aside, establish a record date for or pay any dividend or distribution, other than any dividends or distributions from any wholly owned subsidiary of BigBear to BigBear or to any other wholly owned subsidiaries of BigBear;

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enter into, assume, assign, partially or completely amend or modify any material term of or terminate (including any expiration in accordance with its terms) any collective bargaining or similar agreement (including agreements with works councils and trade unions and side letters) to which BigBear or any of its subsidiaries is a party or by which it or any of its subsidiaries is bound, other than entry into such agreements in the ordinary course of business;

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issue, deliver, sell, transfer, pledge, dispose of or place any lien (other than a permitted lien) on any units of limited liability company interests or any other equity or voting securities of BigBear or any of its subsidiaries;

•	issue or grant any options, warrants or other rights to purchase or obtain any limited liability company interests or any other equity or voting securities of BigBear;

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subject to certain exceptions, sell, assign, transfer, convey, lease, license, abandon, allow to lapse or expire, subject to or grant any lien (other than permitted liens) on, or otherwise dispose of, any material assets, rights or properties of BigBear and its subsidiaries, taken as a whole;

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(i) cancel or compromise any material claim or material amount of indebtedness owed to BigBear or any of its subsidiaries; (ii) settle any pending or threatened action, (A) if such settlement would require payment by BigBear in an amount greater than $250,000, (B) to the extent such settlement includes an agreement to accept or concede injunctive relief, or (C) to the extent such settlement involves a governmental authority or alleged criminal wrongdoing; or (iii) agree to modify in any respect materially adverse to BigBear and its subsidiaries any confidentiality or similar contract to which BigBear or any of its subsidiaries are a party;

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subject to certain exceptions, (i) increase the compensation or benefits of any current or former employee, officer, director or consultant of BigBear, any ERISA affiliate of BigBear or any subsidiary of BigBear, except (A) for increases in salary, hourly wage rates, or bonus opportunities or benefits made in the ordinary course of business to employees, officers, directors and consultants with an annual base salary less than $200,000 or (B) for ordinary course annual salary increases for 2021 for all employees that do not materially exceed, in the aggregate, salary increases paid by BigBear and its subsidiaries in calendar year 2020; (ii) make any grant of, or modify the amount or any right to receive, any severance, retention or termination payment to any Person, except in connection with the promotion of any such employee, officer, director or consultant with an annual base salary of less than $200,000, or any hiring or firing (to the extent permitted by clause (iv) of this paragraph) of any employee in the ordinary course of business; (iii) make any change in the executive officers of BigBear or any of its subsidiaries, including the hiring of additional officers or the termination of existing officers; (iv) hire or fire any employee of BigBear or its subsidiaries or any other individual who is providing or will provide services to BigBear or its subsidiaries other than any employee with an annual base salary of less than $200,000 in the ordinary course of business; or (v) establish, adopt, enter into, amend in any material respect or terminate any material benefit plan to BigBear, any ERISA affiliate of BigBear or any subsidiary of BigBear or any material plan, agreement, program, policy, trust, fund or other arrangement that would be such a plan if it were in existence as of the date of the Merger Agreement, except as required by the terms of any such existing plan;

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other than any transactions solely between or among BigBear or its subsidiaries or solely between or among BigBear’s subsidiaries, directly or indirectly acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by purchasing all of or a substantial equity interest in, or by any other manner, any business or any corporation, partnership, limited liability company, joint venture, association or other entity or Person or division thereof;

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make any loans or advance any money or other property to any Person, except for (A) advances in the ordinary course of business to employees or officers of BigBear or any of its subsidiaries for expenses not to exceed $25,000 individually or $100,000 in the aggregate, (B) prepayments and deposits paid to suppliers of BigBear or any of its subsidiaries in the ordinary course of business, or (C) trade credit extended to customers of BigBear or any of its subsidiaries in the ordinary course of business;

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(x) terminate (excluding any expiration in accordance with its terms) any material contract, or any lease related to the leased real property of BigBear and its subsidiaries, other than in the ordinary course of business, or (y) acquire any real property;

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redeem, purchase or otherwise acquire, any units of limited liability company interests (or other equity interests) of BigBear or any of its subsidiaries or any securities or obligations convertible (whether currently convertible or convertible only after the passage of time or the occurrence of certain events) into or exchangeable for any units of limited liability company interests (or other equity interests) of BigBear or any of its subsidiaries;

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adjust, split, combine, subdivide, recapitalize, reclassify or otherwise effect any change in respect of units of limited liability company interests or other equity interests or securities of BigBear or any of its subsidiaries;

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make any change in its accounting principles or methods of accounting materially affecting the reported consolidated assets, liabilities or results of operations of BigBear and its subsidiaries, other than as may be required by applicable law, GAAP or regulatory guidelines;

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adopt or enter into a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of BigBear or its subsidiaries (other than the Business Combination);

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make or change any material tax election, adopt or change any material accounting method with respect to taxes, file any amended material tax return, settle or compromise any material tax liability, enter into any material closing agreement with respect to any material tax, surrender any right to claim a material refund of taxes or consent to any extension or waiver of the limitations period applicable to any material tax claim or assessment other than in the ordinary course, or enter into any tax sharing or tax indemnification agreement (except, in each case, for such agreements that are commercial contracts not primarily relating to taxes), if such action would have the effect of materially increasing the present or future tax liability or materially decreasing any present or future tax asset of BigBear or any its subsidiaries in a manner that will disproportionately affect the Company’s stockholders (as compared to Ultimate and its members) after the closing of the Business Combination;

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directly or indirectly, incur, or modify in any material respect the terms of, any indebtedness, or issue any debt securities or assume, guarantee or endorse, or otherwise become responsible for, the obligations of any person for indebtedness (other than (i) amending, modifying or replacing any of BigBear’s or its subsidiaries’ existing revolving credit facilities, so long as any such amendment, modification or replacement does not increase BigBear’s or its subsidiaries’ overall borrowing capacity, (ii) the incurrence of interest on indebtedness of BigBear and its subsidiaries outstanding as of the date of this Agreement or thereafter incurred in accordance herewith, (iii) indebtedness under capital leases entered into in the ordinary course of business, (iv) indebtedness under BigBear’s or its subsidiaries’ existing revolving credit facilities (or any replacement revolving credit facility(ies) entered into pursuant to clause (i)) up to an amount not to exceed $15,000,000 and incurred to fund BigBear’s or its subsidiaries’ operations in the ordinary course of business (provided, that no such borrowing(s) in excess of $5,000,000 will be made by BigBear or any of its subsidiaries without providing prior written notice to the Company) and (v) any other indebtedness not contemplated in clauses (i), (ii), (iii) or (iv) which does not, individually or in the aggregate, exceed $200,000);

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voluntarily fail to maintain in full force and effect material insurance policies covering BigBear and its subsidiaries and their respective properties, assets and businesses in a form and amount consistent with past practices;

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enter into any transaction or contract, or amend in any material respect any existing contract, with any Person that, to the knowledge of BigBear, is an affiliate of Ultimate, BigBear or its subsidiaries (excluding ordinary course payments of annual compensation, provision of benefits or reimbursement of expenses in respect of members or stockholders who are officers or directors of BigBear or its subsidiaries and excluding transactions between or among BigBear or any of its subsidiaries);

•	enter into any agreement that materially restricts the ability of BigBear or its subsidiaries to engage or compete in any line of business or enter into a new line of business;

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make any capital expenditures that in the aggregate exceed $100,000, other than any capital expenditure (or series of related capital expenditures) consistent in all material respects with BigBear’s annual capital expenditures budget for periods following the date hereof, made available to the Company; or

•	enter into any agreement, or otherwise become obligated, to do any of the foregoing.

The Company has agreed that, prior to the closing of the Business Combination, subject to certain exceptions and except as consented to by BigBear in writing (which consent may not be unreasonably conditioned, withheld, delayed or denied), the Company will not, and will cause its subsidiaries not to:

•	change, modify or amend the Company’s trust agreement or organizational documents or the organizational documents of Merger Sub;

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(A) declare, set aside or pay any dividends on, or make any other distribution in respect of, any outstanding capital stock of, or other equity interests in, the Company; (B) split, subdivide, combine, consolidate, convert or reclassify any capital stock of, or other equity interests in, the Company; or (C) other than in connection with the redemption of GigCapital4 Common Stock in connection with the Business Combination or as otherwise required by the Company’s organizational documents in order to consummate the Business Combination, repurchase, redeem or otherwise acquire, or offer to repurchase, redeem or otherwise acquire, any capital stock of, or other equity interests in, the Company;

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make, change or revoke any material tax election, adopt or change any material accounting method with respect to taxes, file any amended material tax return, settle or compromise any material tax liability, enter into any material closing agreement with respect to any tax, surrender any right to claim a material refund of taxes or consent to any extension or waiver of the limitations period applicable to any material tax claim or assessment or enter into any tax sharing or tax indemnification agreement (except, in each case, for such agreements that are commercial contracts not primarily relating to taxes) or similar agreement or take any similar action relating to taxes, if such election, change, amendment, agreement, settlement, consent or other action would have the effect of materially increasing the present or future tax liability or materially decreasing any present or future tax asset of BigBear or any of its subsidiaries in a manner that will disproportionately affect BigBear’s members (as compared to the Company’s stockholders) after the closing of the Business Combination;

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enter into, renew or amend in any material respect, any transaction or contract with an affiliate of the Company (including, for the avoidance of doubt, (x) the Sponsor or anyone related by blood, marriage or adoption to the Sponsor, and (y) any person in which the Sponsor has a direct or indirect legal, contractual or beneficial ownership interest of five percent (5%) or greater), other than any transaction or contract pursuant to which the Sponsor or any of its affiliates provides debt financing to the Company; provided, that in no event shall (i) any such debt financing be convertible or converted into equity of the Company and (ii) the aggregate amount of any such debt financing exceed $1,500,000 without the prior written consent of BigBear;

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waive, release, compromise, settle (or make any settlement or similar offer) or satisfy any pending or threatened material claim (which shall include, but not be limited to, any pending or threatened action) or compromise or settle (or make any settlement or binding offer to compromise or settle) any liability, except where such waivers, releases, compromises, settlements or satisfactions involve only payment of monetary damages in an amount less than $250,000 in the aggregate;

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incur, guarantee or otherwise become liable for (whether directly, contingently or otherwise) any indebtedness, other than (A) indebtedness for borrowed money or guarantee incurred between the Company and Merger Sub or (B) debt financing provided by Sponsor or any of its affiliates to the Company; provided, that in no event shall (i) any indebtedness or financing contemplated in clause (A) or (B) be convertible or converted into equity of the Company and (ii) the aggregate amount of indebtedness and financing contemplated in clauses (A) and (B) exceed $1,500,000 without the prior written consent of BigBear; or

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(A) offer, issue, deliver, grant or sell, or authorize or propose to offer, issue, deliver, grant or sell, any capital stock of, other equity interests, equity equivalents, stock appreciation rights, phantom stock ownership interests or similar rights in, the Company or any of its subsidiaries or any securities convertible into, or any rights, warrants or options to acquire, any such capital stock or equity interests, other than (x) issuance of GigCapital4 Common Stock in connection with the exercise of any of the Company’s warrants outstanding on the date hereof, or (y) issuance of the Convertible Notes pursuant to the Convertible Note Subscription Agreements or the issuance of shares of GigCapital4 Common Stock upon the conversion of the Convertible Notes in accordance with the Convertible Note Subscription Agreements and the Indenture, or (B) amend, modify or waive any of the terms or rights set forth in any of the Company’s warrants or the Company’s warrant agreement, including any amendment, modification or reduction of the warrant price set forth therein.

The Merger Agreement also contains additional covenants of the parties, including, among other things, covenants providing for:

•	the parties to prepare and file this proxy statement and to solicit proxies from the Company’s stockholders to vote on the proposals that will be presented for consideration at the special meeting;

•	compliance with the notification and reporting requirements under the HSR Act (such filing was made on June 18, 2021);

•	mutual exclusivity during the interim period between signing of the Merger Agreement and closing of the Business Combination;

•	each party to take certain actions to effect the intended tax treatment of the Business Combination;

•	the protection of confidential information of the parties and, subject to the confidentiality requirements, the provision of reasonable access to information;

•	customary indemnification of, and provision of insurance with respect to, former and current officers and directors of the Company and BigBear and each of their respective subsidiaries;

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the Company to use commercially reasonable efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable to consummate the transactions contemplated by the Convertible Note Subscription Agreements on the terms and conditions described therein;

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the Company to use commercially reasonable efforts to take all actions and do all things necessary, proper or advisable to satisfy on a timely basis all conditions and covenants applicable to the Company in the Sponsor Agreement and the Voting and Support Agreement and to otherwise comply with its obligations thereunder and to enforce its rights thereunder;

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the Company to use its commercially reasonable efforts to ensure the Company remains listed as a public company on, and for shares of GigCapital4 Common Stock and the Company’s warrants to be listed on, Nasdaq;

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the Company to take all commercially reasonable steps as may be required to cause any acquisition or disposition of GigCapital4 Common Stock that occurs or is deemed to occur by reason of or pursuant to the Business Combination by each individual who is or will be subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act;

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the Company to approve and, subject to approval of the stockholders of the Company, adopt, an equity incentive plan for the post-Business Combination company and an employee stock purchase plan, as described in greater detail therein and in this proxy statement; and

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the Company from signing of the Merger Agreement to closing of the Business Combination to take all actions necessary to continue to qualify as an “emerging growth company” within the meaning of the JOBS Act and not take any action that would cause the Company to not qualify as an “emerging growth company” within the meaning of the JOBS Act.

Conditions to Closing of the Business Combination

General Conditions

Consummation of the Business Combination is conditioned on the approval of the proposals described in this proxy statement. In addition, the consummation of the Business Combination is conditioned upon, among other things:

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the early termination or expiration of the waiting period under the HSR Act (and any extension thereof, or any timing agreements, understandings or commitments obtained by request or other action of the U.S. Federal Trade Commission or the U.S. Department of Justice, as applicable);

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no order, judgment, injunction, decree, writ, stipulation, determination, award, statute, law, rule or regulation, in each case, entered by or of any governmental authority being in force which enjoins or prohibits the consummation of the Business Combination or has the effect of making the Business Combination illegal;

•	the Company having at least $5,000,001 of net tangible assets remaining after redemptions by the Company stockholders; and

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duly obtaining the approval by the Company stockholders of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Amendment Proposals, the Equity Plans Proposal and the Election of Directors Proposal, in accordance with the DGCL, the Company’s organizational documents and the rules and regulations of Nasdaq.

The Company’s Conditions to Closing

The obligations of the Company and Merger Sub to consummate the Business Combination also are conditioned upon, among other things:

•	the accuracy of the representations and warranties of BigBear and Ultimate as of the Closing Date (subject to customary bring-down standards);

•	the covenants of BigBear and Ultimate in the Merger Agreement to be performed as of or prior to the closing of the Business Combination having been performed in all material respects;

•	no material adverse effect having occurred with respect to Ultimate or BigBear and its subsidiaries, taken as a whole; and

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the delivery by each of BigBear and Ultimate to the Company of a certificate, dated as of the Closing Date, with respect to the satisfaction of the conditions above (solely with respect to such delivering party).

BigBear’s Conditions to Closing

The obligations of BigBear and Ultimate to consummate the Business Combination also are conditioned upon, among other things:

•	the accuracy of the representations and warranties of the Company and Merger Sub as of the Closing Date (subject to customary bring-down standards);

•	the covenants of the Company and Merger Sub in the Merger Agreement to be performed as of or prior to the closing of the Business Combination having been performed in all material respects;

•	the covenants of the Sponsor in the Sponsor Agreement to be performed as of or prior to the closing of the Business Combination having been performed in all material respects;

•	the delivery by the Company to BigBear of a certificate, dated as of the Closing Date, with respect to the satisfaction of the conditions above;

•	there being at least $350,000,000 of Available Closing Acquiror Cash; and

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the Company’s listing with Nasdaq in connection with the Business Combination having been approved, and the Company’s Common Stock, including the Company Common Stock issued to Ultimate in connection with the First Merger, having been approved for listing on Nasdaq subject only to official notice of issuance.

Waiver

Any party to the Merger Agreement may, at any time prior to the closing of the Business Combination, by action taken by its board of directors or equivalent governing body, or officers thereunto duly authorized, waive in writing any of its rights or conditions in its favor under the Merger Agreement. Notwithstanding the foregoing, pursuant to the Company’s current certificate of incorporation, the Company cannot consummate the proposed Business Combination if it has less than $5,000,001 of net tangible assets remaining after the closing.

The existence of the financial and personal interests of the directors may result in a conflict of interest on the part of one or more of them between what he or she may believe is best for the Company and what he or she may believe is best for himself or herself in determining whether or not to grant a waiver in a specific situation.

Termination

The Merger Agreement may be terminated and the Business Combination abandoned, but not later than the closing of the Business Combination, as follows:

•	by mutual written consent of the Company and BigBear;

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by the Company if the Business Combination is not consummated on or before February 3, 2022 (the “Termination Date”), which may be automatically extended in the event that any action or legal proceeding for specific performance or other equitable relief by Ultimate or BigBear with respect to the Merger Agreement or any other transaction agreement or otherwise with respect to the Business Combination is commenced or pending on or before February 3, 2022 until 30 days following the date on which a final, non-appealable order or judgment has been entered with respect to such action or legal proceeding, provided that the Company’s failure to fulfill any obligation under the Merger Agreement is not the primary cause of, or primarily resulted in, the failure of the closing of the Business Combination to occur on or before the Termination Date;

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by BigBear if the Business Combination is not consummated on or before the Termination Date, which may be automatically extended in the event that any action or legal proceeding for specific performance or other equitable relief by the Company or Merger Sub with respect to the Merger Agreement or any other transaction agreement or otherwise with respect to the Business Combination is commenced or pending on or before February 3, 2022 until 30 days following the date on which a final, non-appealable order or judgment has been entered with respect to such action or legal proceeding, provided that BigBear’s or Ultimate’s failure to fulfill any obligation under the Merger Agreement is not the primary cause of, or primarily resulted in, the failure of the closing of the Business Combination to occur on or before the Termination Date;

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by either the Company or BigBear if the other party (or Ultimate or Merger Sub, as applicable) has breached any of its covenants, agreements, representations or warranties such that the conditions to closing of the Business Combination would not be satisfied at the closing of the Business Combination and has not cured its breach, if curable, within thirty days of an intent to terminate (or any shorter period of time that remains between the date any party provides written notice of such violation or breach and the Termination Date or extension thereof, as applicable), provided that the terminating party’s failure to fulfill any obligation under the Merger Agreement is not the primary cause of, or primarily resulted in, the failure of the closing of the Business Combination to occur on or before the Termination Date (as may be extended);

•	by either the Company or BigBear if a final, non-appealable governmental order or a statute, rule or regulation permanently enjoins or prohibits consummation of the Business Combination; or

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by either the Company or BigBear if stockholder approval is not obtained at the special meeting (subject to any adjournment or postponement thereof), provided that the Company is not entitled to terminate on these grounds if, at the time of such termination, the Company is in material breach of certain obligations with respect to this proxy statement and the stockholders’ meeting.

Effect of Termination

In the event of proper termination by either the Company or BigBear, the Merger Agreement will become void and have no effect (other than with respect to certain surviving obligations specified in the Merger Agreement), without any liability on the part of any party thereto or its respective affiliates, officers, directors, managers, employees or stockholders, other than liability of any party thereto for any intentional and willful breach of the Merger Agreement by such party occurring prior to such termination.

Fees and Expenses

All fees and expenses incurred in connection with the Merger Agreement and Business Combination will be paid by the party incurring such expenses; provided that, if the Closing occurs, the Company shall bear and pay all of its transaction expenses and all transaction expenses of or payable by BigBear and its subsidiaries.

Amendments

The Merger Agreement may be amended by the parties thereto at any time only by execution of a duly authorized agreement in writing executed on behalf of each of the parties in the same manner as the Merger Agreement and which makes reference to the Merger Agreement. The Company would file a Current Report on Form 8-K and issue a press release to disclose any amendment to the Merger Agreement entered into by the parties. If such amendment is material to investors, a proxy statement supplement would also be sent to holders of the Company common stock as promptly as practicable.

Governing Law; Consent to Jurisdiction

The Merger Agreement is governed by the laws of the State of Delaware. The parties to the Merger Agreement have irrevocably submitted to the exclusive jurisdiction of federal and state courts the State of Delaware.

Sponsor Agreement

Contemporaneously with the execution of the Merger Agreement, the Company and the Initial Stockholders, entered into the Sponsor Agreement (the “Sponsor Agreement”). The following summary of the Sponsor Agreement is qualified by reference to the complete text of the form of the Sponsor Agreement, a copy of which is attached as Annex D to this proxy statement. All stockholders are encouraged to read the form of Sponsor Agreement in its entirety for a more complete description of the terms and conditions thereof.

Pursuant to the Sponsor Agreement, the Sponsor has confirmed, among other things, (i) the termination of that certain Administrative Services Agreement, dated as of February 1, 2021 (the “Administrative Services Agreement”), between the Company and Sponsor’s Affiliate GigManagement, LLC (the “Management Company”) upon the consummation of the Business Combination and the payment on the closing date of the Business Combination of all amounts then owed to the Management Company by the Company pursuant to the Administrative Services Agreement, and that, thereupon, neither the Management Company nor any other Affiliate of Sponsor shall continue to be entitled to receive payments pursuant to the Administrative Services Agreement following the consummation of the Business Combination; (ii) that the promissory note referred to in paragraph 4(b) of the Insider Letter (as defined in the Sponsor Agreement) was repaid in full and extinguished upon the consummation of the Company’s initial public offering, and the Company has no further obligation or other liabilities thereunder; (iii) that upon payment to Sponsor on the closing date of the Business Combination of any amounts owed to Sponsor by the Company for Sponsor Expenses (as defined in the Sponsor Agreement), the Company shall owe no further Sponsor Expenses to Sponsor following the consummation of the Business Combination; (iv) that no portion of the Sponsor Expenses or any other loan made by Sponsor or any of its Affiliates to the Company will be converted into equity securities of the post-Business Combination company; (v) that the Underwriters (as defined in the Sponsor Agreement) exercised the Over-Allotment Option (as defined in the Sponsor Agreement) in full, and as such, there was no forfeiture by Sponsor of any of its Founder Shares (as defined in the Sponsor Agreement); and furthermore, Sponsor has acknowledged that the size of the Company’s initial public offering was increased and, that as a result, the Company effected a stock dividend immediately prior to the consummation of its initial public offering in such amounts as to maintain the ownership of the stockholders of the Company prior to its initial public offering at 20.0% of the Company’s total issued and outstanding shares of GigCapital4 Common Stock; and (vi) that it has waived any and all rights under Section 5 of the Insider Letter and acknowledged and agreed that Sponsor has no further rights under or pursuant to Section 5 of the Insider Letter, including any such right to purchase, receive or sell shares of GigCapital4 Common Stock or effect or receive a stock dividend or share contribution back to capital.

Voting and Support Agreement

Contemporaneously with the execution of the Merger Agreement, Ultimate, BigBear and each of Sponsor and each of the Insiders (each of Sponsor and each of the Insiders is referred to as a “Holder”) entered into a Voting and Support Agreement (each, a “Voting and Support Agreement”). The following summary of the Voting and Support Agreements is qualified by reference to the complete text of the form of the Voting and Support Agreements, a copy of which is attached as Annex E to this proxy statement. All stockholders are encouraged to read the form of Voting and Support Agreement in its entirety for a more complete description of the terms and conditions thereof.

Pursuant to the Voting and Support Agreements, each Holder agreed, among other things, to vote all of its, his or her respective shares of GigCapital4 Common Stock, including any shares of GigCapital4 Common Stock issued upon the exercise of any of the Company’s warrants, (i) in favor of the adoption of the Merger Agreement and the approval of the Business Combination (including the Mergers), (ii) in favor of the issuance of the Convertible Notes in connection with the First Merger and the Convertible Notes financing pursuant to the Subscription Agreements (including as required under Nasdaq), (iii) in favor of the amendment and restatement of the certificate of incorporation in the form of the Acquiror Charter attached as Exhibit A to the Merger Agreement, (iv) in favor of the approval of the adoption of the Management Equity Plans, (v) in favor of any other proposals the parties to the Merger Agreement agree are necessary or desirable to consummate the Business Combination, (vi) against any action, proposal, transaction or agreement that would reasonably be expected to result in a breach of any representation, warranty, covenant, obligation or agreement of the Company contained in the Merger Agreement, (vii) in favor of the other Acquiror Stockholder Matters (as defined in the Voting and Support Agreements), (viii) for any proposal to adjourn or postpone the applicable Special Meeting to a later date if (and only if) there are not sufficient votes for approval of the Merger Agreement and the other Acquiror Stockholder Matters on the dates on which such meetings are held, and (ix) except as set forth in this proxy statement, against the following actions or proposals: (A) any Business Combination Proposal (as defined in the Voting and Support Agreements) or any proposal in opposition to approval of the Merger Agreement or in competition with or inconsistent with the Merger Agreement; and (B) (1) any change in the present capitalization of the Company or any amendment of the certificate of incorporation of the Company, except to the extent expressly contemplated by the Merger Agreement, (2) any liquidation, dissolution or other change in the Company’s corporate structure or business, (3) any action, proposal, transaction or agreement that would result in a breach in any material respect of any covenant, representation or warranty or other obligation or agreement of Holder under this Agreement or (4) any other action or proposal involving the Company or any of its subsidiaries that is intended, or would reasonably be expected, to prevent, impede, interfere with, delay, postpone or adversely affect the Business Combination.

Investor Rights Agreement

Contemporaneously with the execution of the Merger Agreement, the Company, the Initial Stockholders, Ultimate, and the Other Holders (as defined in the Investor Rights Agreement) entered into the Investor Rights Agreement. The following summary of the Investor Rights Agreement is qualified by reference to the complete text of the form of the Investor Rights Agreement, a copy of which is attached as Annex F to this proxy statement. All stockholders are encouraged to read the form of Investor Rights Agreement in its entirety for a more complete description of the terms and conditions thereof.

New BigBear Board

Pursuant to the Investor Rights Agreement, each of Ultimate, together with any of its permitted transferees that have executed a joinder to the Investor Rights Agreement (collectively, the “Partner”), and Sponsor have agreed, severally and not jointly, to take at and following the closing of the Business Combination, for so long as such party holds of record or beneficially owns any registrable securities thereunder, all necessary action to cause the New BigBear Board to be comprised of 11 directors nominated in accordance with the Investor Rights Agreement. Further, the Investor Rights Agreement provides that (i) Sponsor has the right to nominate three directors to the New BigBear Board, at least one of whom will satisfy all applicable independence requirements (including being sufficiently independent to serve on the audit committee of the New BigBear Board as a chair and the compensation committees of the New BigBear Board as a member), (ii) the Partner will have the right to nominate seven directors to the New BigBear Board, at least four of whom will satisfy all applicable independence requirements (including at least two (2) of whom will be sufficiently independent to serve on the audit and compensation committees of the New BigBear Board), and (iii) Sponsor and the Partner will jointly nominate one director to the New BigBear Board, which jointly nominated director will satisfy all applicable independence requirements.

The Partner’s right to nominate directors to the New BigBear Board is subject to its beneficial ownership of specified proportions of New BigBear’s common stock beneficially owned by the Partner on the Closing Date. If the Partner owns beneficially: (i) 50% or greater of such shares of New BigBear’s common stock beneficially owned by the Partner on the Closing Date, it will have the right to nominate seven directors; (ii) less than 50% but greater than or equal to 40% of such shares of New BigBear’s common stock beneficially owned by the Partner on the Closing Date, it will have the right to nominate six directors; (iii) less than 40% but greater than or equal to 30% of such shares of New BigBear’s common stock beneficially owned by the Partner on the Closing Date, it will have the right to nominate five directors; (iv) less than 30% but greater than or equal to 20% of such shares of New BigBear’s common stock beneficially owned by the Partner on the Closing Date, it will have the right to nominate four directors; (v) less than 20% but greater than or equal to 10% of such shares of New BigBear’s common stock beneficially owned by the Partner on the Closing Date, it will have the right to nominate three directors; (vi) less than 10% but greater than or equal to 5% of such shares of New BigBear’s common stock beneficially owned by the Partner on the Closing Date, it will have the right to nominate two directors; (vii) less than 5% but greater than 0% of such shares of New BigBear’s common stock beneficially owned by the Partner on the Closing Date, it will have the right to nominate one director; and (viii) 0% of such shares of New BigBear’s common stock beneficially owned by the Partner on the Closing Date, it will not have the right to nominate any directors pursuant to the Investor Rights Agreement.

The Sponsor’s right to nominate directors to the New BigBear Board is subject to its (and its permitted transferees’) beneficial ownership of specified proportions of New BigBear’s common stock beneficially owned by the Sponsor and such permitted transferees on the Closing Date. If the Sponsor (or its permitted transferees) owns beneficially: (i) 50% or greater of such shares of New BigBear’s common stock beneficially owned by the Sponsor (and its permitted transferees) on the Closing Date, it will have the right to nominate three directors; (ii) less than 50% but greater than or equal to 25% of such shares of New BigBear’s common stock beneficially owned by the Sponsor (and its permitted transferees) on the Closing Date, it will have the right to nominate two directors; (iii) less than 25% but greater than 0% of such shares of New BigBear’s common stock beneficially owned by the Sponsor on the Closing Date, it will have the right to nominate one director; and (iv) 0% of such shares of New BigBear’s common stock, it will not have the right to nominate any directors pursuant to the Investor Rights Agreement.

Lock-Up

Pursuant to the Investor Rights Agreement, certain parties, including Sponsor, the Insiders and the Partner, agreed with the Company, subject to certain exceptions, not to sell, transfer, pledge, hypothecate, distribute or otherwise dispose of shares of the Company’s common stock or certain warrants to purchase shares of the

Company’s common stock they receive in connection with the Business Combination or otherwise beneficially own as of the Closing Date for a period of six months following the Closing Date (the “Lock-Up Period”). Under the Investor Rights Agreement, the original lock-up period to which the Sponsor and the Insiders are subject was amended to provide for termination of the lock-up period six months after the consummation of the Business Combination (other than with respect to the Private Placement Units for which the termination of the lock-up period is 30 days after the consummation of the Business Combination). Additionally, following certain underwritten offerings of the Company’s equity securities, the holders of registrable securities under the Investor Rights Agreement have agreed to a customary market stand-off period not to exceed 90 days.

Registration Rights

Pursuant to the Investor Rights Agreement, New BigBear will file a shelf registration statement within 45 days following the closing date of the Business Combination in respect of all registrable securities under the Investor Rights Agreement (subject to New BigBear’s receipt of certain information from the holders thereof) and will use reasonable best efforts to cause such shelf registration statement to become effective under the Securities Act as soon as practicable after such filing and, once effective, maintain or, in the event it ceases to be effective, replace such shelf registration statement until such parties have sold all eligible equity securities of New BigBear beneficially owned by such parties as of the closing date of the Business Combination. Pursuant to the Investor Rights Agreement, certain parties will be entitled to customary piggyback rights on registered offerings of equity securities of New BigBear and certain other registration rights, including unlimited shelf take-downs and, in the case of the Partner, demand registration rights following the expiration of the Lock-Up Period. Any underwritten offering of New BigBear’s equity securities will be subject to customary cut-back provisions. Pursuant to the Investor Rights Agreement, New BigBear will agree to cooperate and use commercially reasonable efforts to consummate the applicable registered offerings initiated by the parties and will pay the fees and expenses of such offerings (including reasonable and documented fees of one counsel for the parties participating in such offering).

Convertible Note Subscription Agreements and Indenture

Contemporaneously with the execution of the Merger Agreement, the Company entered into the Convertible Note Subscription Agreements with the Convertible Note Investors. The following summary of the Convertible Note Subscription Agreements and Indenture is qualified by reference to the complete text of the form of the Convertible Note Subscription Agreements, a copy of which is attached as Annex G to this proxy statement and the form of Indenture (which is attached as an exhibit to the Convertible Note Subscription Agreements). For more information, see the section below titled “All stockholders are encouraged to read the form of each of the Convertible Note Subscription Agreements and Indenture in its entirety for a more complete description of the terms and conditions thereof.

Pursuant to the Convertible Note Subscription Agreements, the Convertible Note Investors, upon the terms and subject to the conditions set forth in the respective Convertible Note Subscription Agreements, shall purchase from the Company, and the Company shall issue to the Convertible Note Investors, subject to the terms and conditions of the Indenture, $200,000,000 of unsecured Convertible Notes which shall bear interest at a rate of 6.0% per annum, payable semi-annually, and be convertible into shares of GigCapital4 Common Stock at an initial conversion price of $11.50 (subject to adjustment) in accordance with the terms thereof, and shall mature five years after their issuance. The Convertible Notes are not redeemable by the Company.

In the event that a holder of the Convertible Notes elects to convert the Convertible Notes (a) prior to the third anniversary of the initial issuance of the Convertible Notes, the Company will be obligated to pay an amount equal to 12 months of interest or (b) on or after the third anniversary of the initial issuance of the Convertible Notes but prior to the fourth anniversary of the initial issuance of the Convertible Notes, any accrued and unpaid interest plus any remaining amounts that would be owed up to, but excluding, the fourth anniversary of the initial issuance of the Convertible Notes. In certain circumstances, the Company may force conversion of the

Convertible Notes after the first anniversary of the initial issuance of the Convertible Notes, subject to a holder’s prior right to convert, if the last reported sale price of the Common Stock exceeds 130% of the conversion price for 20 trading days (whether or not consecutive) during the 30 trading day period ending on, and including, the last trading day of the immediately preceding calendar quarter and the 30-day average daily trading volume ending on, and including, the last trading day of the immediately preceding calendar quarter is greater than or equal to $3,000,000 for the first two years after the initial issuance of the Convertible Notes and $2,000,000 thereafter.

If a Fundamental Change (as defined in the Indenture) occurs prior to the maturity date, holders of the Convertible Notes will have the right to require the Company to repurchase all or any portion of their Convertible Notes in principal amounts of $1,000 or an integral multiple thereof, at a repurchase price equal to the principal amount of the Convertible Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the repurchase date.

Following certain corporate events that occur prior to the maturity date or if the Company exercises its mandatory conversion right in connection with such corporate events, the Company will in certain circumstances increase the conversion rate for a holder who elects to convert its Convertible Notes in connection with such corporate events or has been forced to convert its Convertible Notes in connection with such corporate events, as the case may be.

The Convertible Notes will be offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act. The Convertible Notes and any common stock of the Company issuable upon conversion have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States without registration or an applicable exemption from registration requirements.

The Company shall be obligated to register the Convertible Notes and the shares issuable upon conversion of the Convertible Notes. The obligations of the Convertible Note Investors to consummate the subscriptions provided for in the Convertible Note Subscription Agreements are conditioned upon, among other things, (i) there shall have been no amendment, waiver or modification to the Merger Agreement that materially and adversely affects the Company or the Convertible Note Investors’ investment in the Company, other than amendments, waivers or modifications pursuant to the terms of the Merger Agreement, (ii) the Company shall not have entered into any Other Subscription Agreement (as defined in the Convertible Note Subscription Agreement), including through amendment, waiver or modification of the terms of an any Other Subscription Agreement, with a lower purchase price per $1,000 principal amount of the Convertible Notes or other terms (economic or otherwise) substantially more favorable to such other subscriber or investor than as set forth in the Convertible Note Subscription Agreement unless the Convertible Note Investor has been offered substantially the same terms or benefits; and (iii) there has not occurred any Company Material Adverse Effect (as defined in the Merger Agreement) or Company Material Adverse Effect (as defined in the Convertible Note Subscription Agreement).

Background of the Business Combination

The terms of the Business Combination are the result of negotiations among the representatives of GigCapital4 and BigBear and their related parties. The following is a brief description of the background of these negotiations and the resulting agreement to consummate the Business Combination on the terms, and subject to the conditions, set forth in the Merger Agreement.

GigCapital4 is a blank check company incorporated in Delaware on December 4, 2020, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. GigCapital4 is the fourth SPAC affiliated with GigCapital Global, with the prior three all having closed business combinations. During the prior 3 years of SPAC target sourcing world-wide for business combinations for those prior three SPACs, the management team of GigCapital Global, including through GigManagement, LLC (“GigManagement”) (a GigCapital4 affiliate), developed a very extensive and diversified funnel of prospective targets. This experience over this time period positioned our management team to be able to identify attractive businesses within the TMT and sustainable industries that would benefit from access to the public markets and the skills of our management team. As a result, we have sought to capitalize on the substantial deal sourcing, investing and operating expertise of our management team to identify and combine with a business with high growth potential in the United States or internationally.

On February 8, 2021, we entered into an underwriting agreement for our IPO with our underwriters, Oppenheimer and Nomura, and units sold in the IPO began trading on the Nasdaq on February 9, 2021. On February 11, 2021, we closed the IPO, issuing to the underwriters 35,880,000 units, including the issuance of 4,680,000 Units as a result of the underwriters’ exercise in full of their over-allotment option, at a price to the public of $10.00 per unit before underwriting discounts of $0.55 per unit, including $0.35 per unit in deferred underwriting commissions, generating gross proceeds of $358,800,000 before underwriting discounts and expenses. Each unit consisted of one share of Common Stock and one-third of one redeemable public warrant. Each whole public warrant will become exercisable on the later of 30 days after the Closing or 12 months from the completion of the IPO (February 11, 2022), and entitle the holder thereof to purchase one share of Common Stock at a price of $11.50 per share.

Prior to the consummation of our IPO, the Sponsor purchased 7,460,000 Founder Shares (which following a 1.2:1 split in February 2021, resulted in 8,952,000 Founder Shares) for an aggregate purchase price of $25,000, or approximately $0.00335 per share. On February 11, 2021, pursuant to the terms of a Unit Purchase Agreement dated February 8, 2021, the Founders purchased from us an aggregate of 1,099,600 Private Placement Units at a price of $10.00 per unit in a private placement that closed simultaneously with the completion of the closing of our IPO.

Upon the closing of our IPO and the private placement, approximately $358,800,000 of the net proceeds from the combined sale of the public units in the initial public offering and the Private Placement Units in the private placements was placed in the Trust Account maintained by Continental Stock Transfer & Trust Company, acting as trustee. The proceeds held in the Trust Account were invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less and/or in any open ended investment company registered under the Investment Company Act that holds itself out as a money market fund selected by us meeting the conditions of paragraphs (d)(2), (d)(3) and (d)(4) of Rule 2a-7 of the Investment Company Act, which invests only in direct U.S. government treasury obligations, as determined by us, until the earlier of: (i) the completion of a business combination, (ii) the redemption of 100% of the public shares if we do not complete a business combination within 24 months from the closing of our IPO, and (iii) the redemption of shares in connection with a vote seeking to amend any provisions of our current certificate of incorporation relating to our pre-business combination activity and related stockholders’ rights.

Our current amended and restated certificate of incorporation provides that we have 24 months from the closing of our IPO, or until February 11, 2023, to complete an initial business combination.

As the IPO closed, our management team began engaging with their network of contacts in the TMT and sustainable industries to look for prospective businesses or assets to acquire in our initial business combination.

The general criteria and guidelines that we had determined would be used by the GigCapital4 Board and management in evaluating prospective target businesses includes the following:

•

Companies that embrace today’s digital transformation and experience. GigCapital4 and its management will seek TMT or sustainable companies that are embracing today’s digital transformation and experience as a competitive advantage.

•	Companies that will benefit from a public listing. GigCapital4 and its management primarily will seek companies with entrepreneurial owners and leadership that they believe will benefit from being publicly traded, and that will be able to effectively utilize the broader access to capital and the public profile that are associated with being a publicly traded company in furtherance of growth.

•

Companies that will benefit from GigCapital4’s management’s industry expertise and relationships. GigCapital4 and its management will seek companies that will be best positioned to leverage their industry expertise (in TMT or sustainability), insights and relationships to create opportunities for value creation, whether acquisitions, capital investments inorganic growth opportunities, generating greater operating efficiencies or significantly improving financial performance.

•

Companies that are market-leading participants. GigCapital4 and its management will seek targets that have an established business and market position. While GigCapital4 and its management will focus on TMT or sustainable businesses, they will look to avoid targets that are pre-revenue or in early stages of development with unproven technologies.

•

Companies that are mid-sized businesses (“MB”). GigCapital4 and its management will seek targets in the MB market that will provide the greatest number of opportunities for investment and will maximize the benefits of the collective network of GigCapital4’s management team and its affiliates.

•

Companies with strong management. GigCapital4 and its management will prioritize entities with well-established, proven and talented management teams that wish to continue to drive their companies to growth and are eager to succeed with support from an interactive and hands-on board of directors.

Consistent with the general criteria and guidelines above, GigCapital4 and its management set out to consider a variety of factors in evaluating prospective target businesses, including the following:

•	financial condition and results of operation;

•	growth potential;

•	brand recognition and potential;

•	experience and skill of management and availability of additional personnel;

•	capital requirements;

•	competitive position;

•	barriers to entry;

•	stage of development of the products, processes or services;

•	existing distribution and potential for expansion;

•	degree of current or potential market acceptance of the products, processes or services;

•	proprietary aspects of products and the extent of intellectual property or other protection for products or formulas;

•	impact of regulation on the business;

•	regulatory environment of the industry;

•	costs associated with effecting the business combination;

•	industry leadership, sustainability of market share and attractiveness of market industries in which a target business participates;

•	macro competitive dynamics in the industry within which the company competes; and

•	fit, cooperation and coachability of management team.

These criteria were not intended to be exhaustive. Any evaluation relating to the merits of a particular initial business combination was based, to the extent relevant, on the general guidelines and on the factors above, as well as other considerations that GigCapital4’s management deemed to be relevant in effecting a business combination consistent with GigCapital4’s business objective.

The following describes how the proposed Business Combination with BigBear resulted from the activities of our management and Board.

On January 29, 2021, Dr. Raluca Dinu, a representative of GigManagement spoke with Kirk Konert, a representative of AE (the direct majority owner of Ultimate and the indirect majority owner of BigBear) for the purpose of exploring whether there were ways for GigManagement and various companies that GigManagement worked with under the umbrella of GigCapital Global, to work with AE. In response to a specific inquiry by Mr. Konert concerning GigCapital4, Dr. Dinu cautioned Mr. Konert that, while GigCapital4 expected to complete its initial public offering during the next month, it was not then identifying or selecting a company for a business combination and would not begin that process until after it had completed such offering.

On February 4, 2021, AE and GigManagement entered into a mutual nondisclosure agreement. This nondisclosure agreement did not contain any standstill or “don’t ask, don’t waive” provisions (nor did any other nondisclosure agreements that either GigCapital 4, or GigManagement, for the purpose of considering a company for an initial business combination for GigCapital4, entered into contain any standstill or “don’t ask, don’t waive” provision).

On February 9, 2021, after learning that we had begun trading on the Nasdaq following our IPO, as we had publicly announced this information, Mr. Konert e-mailed to Dr. Dinu an investor presentation describing BigBear and its business, that had been prepared by AE and BigBear, working with BigBear’s financial advisor, William Blair & Company, L.L.C. (“William Blair”). The investor presentation provided by Mr. Konert to Dr. Dinu contained, among other things, an initial set of financial projections for BigBear through 2025, prepared by BigBear management. That same day, Dr. Dinu emailed the investor presentation to other members of GigManagement management for their review and discussion. The GigManagement team thereafter over the next two days had initial internal discussions regarding whether GigCapital4 should begin to explore a potential business combination with BigBear, including considering some valuations of a set that the team had put together on February 11, 2021 of initial comparable companies in the government services and high growth artificial intelligence and cybersecurity industries as part of their assessment. Based upon this initial review of the materials provided by Mr. Konert and their assessment regarding whether BigBear might be a potential business combination target worth considering, our management decided on February 11, 2021 to commence discussions with representatives of AE, BigBear and Ultimate on this topic.

During the course of February 11, 2021 through February 19, 2021, representatives of AE, BigBear, Ultimate and GigCapital4 engaged in discussions regarding the terms of a possible business combination between GigCapital4 and BigBear. During such period, GigCapital4 management engaged in some initial diligence of BigBear, including around its financial statements and projections, as well as its customer information to validate the BigBear financial summary provided by Mr. Konert to Dr. Dinu, while at the same time exploring the market for other suitable business combination targets for GigCapital4, including a review of 11 other companies. GigCapital4 management also put together a more comprehensive set of artificial intelligence and cybersecurity companies, including companies with high exposure to government, to use as comparable companies for the purpose of considering a potential valuation for BigBear. To help it balance its valuation determination, our management also looked at the valuations of a set of significantly government services focused companies with technology experience. GigCapital4 management, based on their due diligence during this period, and having evaluated over 6,000 potential business combination targets in management roles with the three prior GigCapital Global SPACs, determined that BigBear was an attractive business combination target for GigCapital4 relative to other business combination opportunities then available to GigCapital4. GigCapital4 management formulated an initial proposed valuation of BigBear based upon its consideration of the information that had been provided to it by AE and BigBear and the review of the comparable company analysis that the management team had put together. In light of the information that it had and considering this initial proposed valuation, GigCapital4 management decided that rather than explore other potential business combination targets, GigCapital4 should seek to quickly enter into mutually exclusive negotiations for a limited, but extendable, period of time of 55 days with AE, Ultimate and BigBear regarding a business combination in order to avoid those parties agreeing to exclusive negotiations with any competitor of GigCapital4.

On February 19, 2021, Dr. Dinu on behalf of GigCapital4 sent to Mr. Konert and Jeff Hart, also a representative of AE, a draft letter of intent setting forth GigCapital4’s terms for the proposed business combination and a related PIPE financing. The draft letter of intent contemplated that GigCapital4 would acquire BigBear for consideration comprised entirely of shares of Common Stock valued at $10.00 per share based on a pre-transaction enterprise value of BigBear of $2,210,000,000, which would be adjusted for net debt of BigBear and its subsidiaries as of the signing date of the Merger Agreement, which was estimated at that time to be $100,000,000, to $2,110,000,000 (presuming that the net debt amount did not change), and would not be subject to further adjustment. GigCapital4 management had determined such valuation based on a revenue multiple of estimated 2022 BigBear revenue, relying on their management and industry experience, their financial due diligence investigation to that date into BigBear and its business, and consideration of the various market comparable valuations that GigCapital4 management had put together.

The letter of intent also contemplated that (i) GigCapital4 and Ultimate would, and would cause their affiliates and representatives to, negotiate exclusively with each other in connection with a proposed business combination, (ii) an eleven person board of directors would be appointed to GigCapital4 following the consummation of the proposed business combination, of which three directors would be nominated by the Sponsor, seven directors would be nominated by AE, and one director would be jointly nominated by the Sponsor and AE, (iii) the parties would pursue a $150,000,000 PIPE financing of GigCapita4 in support of the proposed business combination, (iv) the shares issued to BigBear equityholders and Sponsor and its insiders would be subject to a 6-month lock-up, (v) the shares issued in the Merger would be listed on Nasdaq, (vi) the parties would discuss and mutually agree upon a post-closing management equity compensation plan with a stock pool equal to 10% of the outstanding shares of GigCapital4 at the closing of the proposed business combination and a 5% annual evergreen feature, and (vii) the closing of the Merger would be subject to several closing conditions, including a condition of BigBear that GigCapital4 would have aggregate cash proceeds available at the closing of the proposed business combination in immediately available funds from the GigCapital4 trust account and the proposed PIPE financing of no less than $300,000,000 (after giving effect to redemptions by existing GigCapital4 public stockholders), net of any unpaid liabilities of GigCapital4 as of the closing of the proposed business combination.

On February 20, 2021, a representative of Kirkland & Ellis LLP (“K&E”), legal counsel to AE, Ultimate and BigBear, sent to a representative of DLA Piper LLP (US) (“DLA”), legal counsel to GigCapital4, a revised draft letter of intent that (i) proposed that the Sponsor would waive any antidilution adjustment to the conversion ratio of its founder shares, (ii) provided that the parties would endeavor for the PIPE financing terms to include a requirement that PIPE investors who are also existing GigCapital4 stockholders commit to hold, not redeem and affirmatively vote their GigCapital4 shares in favor of the proposed business combination and PIPE financing, (iii) provided that the Sponsor, AE and GigCapital4 would enter into an investor rights agreement to effectuate the post-business combination governance of GigCapital4 contemplated in the draft letter of intent, (iv) provided that the minimum cash proceeds available to GigCapital4 at the closing of the proposed business combination from the trust account and the PIPE financing would not be less than $350,000,000 (instead of $300,000,000 proposed in the initial draft of the letter of intent) (after giving effect to redemptions by existing GigCapital4 public stockholders), net of any unpaid liabilities of GigCapital4 as of the closing of the business combination, and (v) added certain automatic extension and termination rights with respect to the exclusivity provisions thereof. Later that same day, representatives of DLA and K&E had an introductory working group call to discuss the proposed business combination between BigBear and GigCapital4, the related PIPE financing and the terms of the letter of intent, and during which the representative of DLA informed the representatives of K&E that the Sponsor did not have any antidilution adjustment rights, and therefore, there were none to be waived.

On February 20, 2021, a representative of DLA sent a further revised draft letter of intent to representatives of AE, Ultimate, BigBear and William Blair that no longer included proposals for the Sponsor to waive certain rights or for the parties to endeavor for the proposed PIPE financing to include a requirement that PIPE investors who are also GigCapital4 shareholders commit to hold, not redeem and affirmatively vote their GigCapital4 shares in favor of the proposed business combination and PIPE financing. A representative of K&E informed a representative of DLA that the revised draft letter of intent dated February 20, 2021 was acceptable to AE,

Ultimate and BigBear, and Ultimate and GigCapital4 executed the letter of intent that same day. Pursuant to the letter of intent, GigCapital4 and Ultimate agreed that they would, and would cause their affiliates and representatives, to negotiate exclusively through April 15, 2021 with each other in connection with a proposed business combination, subject to certain automatic extension and termination rights.

On February 26, 2021, GigCapital4 engaged BMO Capital Markets Corp. (“BMO”) as its executive financial advisor on the proposed business combination with Ultimate and BigBear, including to assist in further negotiations of the transaction. GigCapital4 agreed to pay BMO a financial advisory fee of $5 million if the business combination is consummated. BMO was not engaged to provide a fairness opinion.

On March 1, 2021, a representative of K&E provided representatives of DLA with (i) slides setting forth K&E’s proposed illustrative structure of the business combination and (ii) the formation and governing documents of BigBear and its subsidiaries. From March 3, 2021 through March 8, 2021, representatives of DLA and K&E exchanged correspondence regarding the proposed structure of the business combination, and on March 8, 2021, a representative of DLA informed a representative of K&E that K&E’s proposed structure of the business combination was acceptable to DLA and GigCapital4.

Beginning on March 2, 2021, AE provided representatives of GigCapital4 and DLA with access to a virtual data room containing due diligence materials related to Ultimate, BigBear and their subsidiaries. During the period from March 3, 2021 through the signing of the Merger Agreement, representatives of GigCapital4 and DLA conducted an extensive due diligence investigation of BigBear and its subsidiaries, which focused on, among other things, BigBear’s and its subsidiaries’ respective (i) products and technology, (ii) capitalization, (iii) corporate and organizational matters, (iv) suppliers, distributors and customers, (v) sales and marketing, (vi) real and personal property, (vii) intellectual property, (viii) debt and financing, (ix) financial and tax matters, including financial projections, (x) regulatory compliance, (xi) management, employees consultants and benefit plans, (xii) commercial and government contracts, and (xiii) privacy and data security matters, and included (a) a detailed review of material due diligence materials provided in the virtual data room or otherwise by representatives of AE, Ultimate and BigBear, (b) numerous written follow-up questions and requests by representatives of GigCapital4 and DLA submitted to and addressed by representatives of AE, Ultimate, BigBear and K&E, (c) conference calls among BigBear management and representatives of GigCapital4, DLA and K&E during which BigBear management answered questions and provided information regarding BigBear, its subsidiaries and their business, and (d) conference calls between representatives of GigCapital4 and representatives of BigBear’s and its subsidiaries’ customers during which such representatives discussed the business relationship between BigBear and its subsidiaries, on the one hand, and their respective customers, on the other hand.

On March 16, 2021, a representative of William Blair sent to representatives of BigBear, Ultimate, AE, GigCapital4 and DLA, a financial model and projections for BigBear and its business for fiscal year 2021 through fiscal year 2025 that had been revised downwards by BigBear from those that had been initially provided in the materials sent by Mr. Konert to Dr. Dinu on February 9, 2021, with changes in each year that were provided, but with larger decreases for the latter three fiscal years. These materials were also sent at the request of GigCapital4, to representatives of BMO, and Oppenheimer, as GigCapital4 was exploring engaging them to serve as co-placement agents to GigCapital4. On March 17, 2021, the management teams of BigBear and GigCapital4, and representatives of AE, Ultimate, William Blair, BMO and Oppenheimer participated in a conference call during which they discussed the financial model and revised projections, and the sources of backlog and contract revenue used to justify those projections. Following this call, and in light of the downward revisions to the financial projections for BigBear, our management reconsidered the pre-transaction enterprise valuation that it had previously reached for BigBear and determined that this valuation was still an appropriate valuation for BigBear in light of the valuations of comparable artificial intelligence and cybersecurity companies, including companies with high exposure to government, that our management had further refined, and that the parties should commence confidentially marketing the business combination to potential PIPE investors to gauge market reaction to this valuation.

In light of this determination, on March 21, 2021, a representative of William Blair provided representatives of BMO, and BMO subsequently provided representatives of GigCapital4 on the same date, with a draft of a PIPE investor presentation, incorporating among other things, the financial projections for Big Bear and its business through fiscal year 2025, and a comparable companies analysis using the information considered by GigCapital4, to be used in connection with the proposed PIPE financing. From March 21, 2021 through March 29, 2021, representatives of GigCapital4, BigBear, DLA, K&E, Mayer Brown LLP (“Mayer Brown”), counsel to the placement agents, William Blair, BMO and Oppenheimer exchanged comments to the PIPE investor presentation, the financial model and projections and the comparable company analysis reflected in the investor presentation, and the presentation was finalized for distribution to prospective PIPE investors in the proposed PIPE financing on March 29, 2021.

On March 20, 2021, a representative of DLA provided an initial draft of the form of the Subscription Agreement to be used in the proposed PIPE financing to representatives of K&E.

On March 21, 2021, a representative of Mayer Brown provided to a representative of DLA a draft of a wall cross script for the placement agents to contact prospective investors in connection with the proposed PIPE financing. A representative of DLA responded with comments to the script later that day, and on March 22, 2022, a representative of K&E responded with additional comments to the script. On March 30, 2021, a representative of Mayer Brown provided an additional wall cross script to representatives of DLA and K&E, and that same day DLA, K&E and Mayer Brown finalized the proposed wall cross script that would be distributed to prospective investors in the PIPE financing.

On March 23, 2021, GigCapital4 entered into separate letter agreements with (i) BMO and Oppenheimer and (ii) William Blair, pursuant to which, among other things, GigCapital4 engaged such persons to act as co-placement agents on behalf of GigCapital4 in connection with the proposed PIPE financing. With respect to Oppenheimer, this engagement was in addition to it previously having been engaged as one of our underwriters in our IPO. Neither Oppenheimer nor BMO prepared any financial analyses for our Board, and William Blair, which as described ended up not acting as a co-placement agent for GigCapital4, did not do so either directly (although our Board did receive the materials prepared by AE and BigBear that contained financial analyses of BigBear, and of which William Blair had a role in preparing for AE and BigBear).

On March 23, 2021, BMO, Oppenheimer and William Blair began reaching out to prospective PIPE investors to schedule preliminary discussions regarding the proposed PIPE financing. On March 29, 2021, and continuing for several weeks thereafter, the respective teams for BMO, Oppenheimer and William Blair, GigCapital4 and BigBear arranged and hosted virtual meetings with prospective PIPE investors in the PIPE financing, during which those teams made presentations to and answered questions from prospective PIPE investors regarding BigBear’s business, with the goal of raising up to $150,000,000 in the PIPE financing. Between March 29, 2021 and April 30, 2021, the parties met with approximately 14 potential investors in the PIPE financing in 14 meetings.

On April 2, 2021, a representative of DLA provided to a representative of K&E an initial draft of the Merger Agreement. The draft included a pre-transaction valuation for BigBear of $2,104,400,000, which reflected GigCapital4 management’s confirmed assessment following their reconsideration of the appropriate valuation for BigBear based upon the market comparable valuations that GigCapital4 management had put together in the course of preparing the PIPE investor presentation but as contemplated by the letter of intent, had been reduced from the $2,110,000,000 pre-transaction enterprise value of BigBear set forth in the letter of intent to account for the estimated outstanding indebtedness of BigBear and its subsidiaries as of the anticipated signing date of the Merger Agreement, and which the parties had determined was higher than the amount contemplated when the letter of intent was executed.

On April 9, 2021, a representative of K&E provided to representatives of DLA initial drafts of the proposed (i) amended and restated bylaws and amended and restated certificate of incorporation of GigCapital4 upon the closing of the Merger, (ii) the certificates of merger contemplated by the Merger Agreement and (iii) Voting and Support Agreement.

On April 12, 2021, a representative of K&E provided an initial draft of the Investor Rights Agreement and a revised draft of the Merger Agreement to representatives of DLA. Such draft of the Merger Agreement contained revisions to, among other things, the proposed defined terms, and the respective representations and warranties, covenants, closing conditions and other rights and obligations of the contemplated parties thereto.

On April 14, 2021, GigCapital4 and Ultimate entered into a letter agreement extending the exclusive negotiation period under the letter of intent through 11:59 p.m. Eastern Time on April 30, 2021, subject to certain automatic extension and termination rights.

On April 25, 2021, a representative of DLA provided a further revised draft of the Merger Agreement to representatives of K&E. Such draft of the Merger Agreement contained revisions to, among other things, the proposed defined terms, and the respective representations and warranties, covenants, closing conditions and other rights and obligations of the contemplated parties thereto.

On May 3, 2021, representatives of GigCapital4 and a prospective lead investor for the proposed PIPE financing participated in a conference call in which they discussed the terms upon which the prospective lead investor would be willing to participate in the proposed PIPE financing. Such prospective PIPE financing lead investor was not a member of the Sponsor and had been identified through the marketing efforts of the parties and the co-placement agents. During those discussions, representatives for the prospective PIPE financing lead investor informed representatives of GigCapital4 that such prospective lead investor would be willing to lead the PIPE financing and was considering an investment of $15,000,000, constituting 10% of the aggregate proposed PIPE financing of $150,000,000, based on a preliminary pro forma enterprise value of the combined company of approximately $1,600,000,000, and would provide a formal indication of the terms of its subscription to representatives of GigCapital4 by the next day.

On May 3, 2021, representatives of K&E, DLA and Mayer Brown exchanged final comments on the draft PIPE Subscription Agreement, and later that same day a representative of DLA provided the draft PIPE Subscription Agreement, in the form agreed upon by representatives of DLA, K&E and Mayer Brown, to GigCapital4 management for distribution to the prospective PIPE financing lead investor. Thereafter, on the same day, Dr. Dinu provided the draft PIPE Subscription Agreement to representatives of the prospective PIPE financing lead investor, and indicated to them that she was confident AE, Ultimate and BigBear would agree to the prospective lead investor’s proposed preliminary pro forma enterprise value of the combined company of approximately $1,600,000,000. Dr. Dinu felt confident the revised valuation would be accepted by AE, Ultimate and Big Bear given the lack of any other PIPE investor demand at a higher valuation since the PIPE process was launched, and what she perceived as AE’s desire to nevertheless complete a business combination between GigCapital4 and BigBear.

On May 4, 2021, representatives of GigCapital4 and the prospective PIPE financing lead investor participated in a conference call during which the representatives of such prospective lead investor stated that the prospective lead investor would be willing to lead the proposed PIPE financing with an investment of $10,000,000, representing 10% of an aggregate $100,000,000 PIPE financing as proposed in this call by the prospective lead investor (which as a result of evolving SPAC PIPE market conditions, had been reduced from the previously contemplated $150,000,000 PIPE financing described in the term sheet) based on a combined company pro forma enterprise value of $1,565,000,000 (which had been reduced from the prospective lead investor’s preliminary indication provided the prior day of $1,600,000,000). Later that same day, a representative of the prospective PIPE financing lead investor e-mailed GigCapital4 management to indicate those same terms in writing.

On May 4, 2021, representatives of GigCapital4 and AE discussed the prospective lead investor’s proposed terms for the PIPE financing, and during those discussions the representatives of AE indicated that they would be willing to proceed with the proposed business combination and PIPE financing based on a $1,565,000,000 pro forma enterprise valuation of the combined company. On the same day, following those discussions, our Executive Chairman of the Board, Dr. Avi Katz, e-mailed representatives of William Blair, Oppenheimer and

BMO instructing them to pursue additional PIPE investors for the proposed PIPE financing based on the terms proposed by the prospective lead investor in the PIPE financing.

On May 5, 2021, a representative of BMO provided an updated PIPE investor presentation to representatives of GigCapital4, AE, William Blair and Oppenheimer reflecting the reduced combined company pro forma enterprise valuation of $1,565,000,000 and PIPE financing terms proposed by the prospective lead investor in the proposed PIPE financing. That same day, representatives of BMO, Oppenheimer and William Blair began distributing such updated PIPE investor presentation and otherwise reaching out to prospective investors in the PIPE financing as instructed by Dr. Katz.

On May 6, 2021, representatives of K&E and DLA attended a conference call during which they discussed the open issues under the current draft of the Merger Agreement. Later that day, a representative of K&E provided a revised draft of the Merger Agreement to representatives of DLA. Such draft of the Merger Agreement contained revisions to, among other things, the proposed defined terms, and the respective representations and warranties, covenants, closing conditions and other rights and obligations of the contemplated parties thereto, and also reflected the revised terms of the proposed PIPE financing, including a revised equity value of BigBear.

On May 7, 2021, a representative of the prospective lead investor in the proposed PIPE financing provided to a representative of DLA comments to the draft PIPE Subscription Agreement regarding, among other things, the timing of payments, closing conditions, representations and warranties and the timing of registration of the subscribed shares. On May 8, 2021, a representative of DLA shared the comments with GigCapital4 management, and on May 9, 2021 a representative of DLA shared those comments with representatives of K&E and Mayor Brown, along with further comments from the DLA team. Later on May 9, 2021, K&E provided additional comments to the draft PIPE Subscription Agreement, which were agreed to by representatives of DLA and Mayer Brown. On May 10, 2021, a representative of DLA provided the updated draft PIPE Subscription Agreement, in the form agreed to by DLA, K&E and Mayer Brown, to a representative of the prospective PIPE financing lead investor.

On May 10, 2021, a representative of DLA provided a revised draft of the Voting and Support Agreement to representatives of K&E. Such draft of the Voting and Support Agreement contained revisions to, among other things, the respective representations and warranties, covenants and other rights and obligations of the contemplated parties thereto. Later on May 10, 2021, a representative of DLA provided revised drafts of the merger certificates contemplated by the draft Merger Agreement to representatives of K&E.

On May 11, 2021, a representative of the prospective lead investor in the proposed PIPE financing provided a further revised draft of the PIPE Subscription Agreement to a representative of DLA with edits related to, among other things, GigCapital4’s ability to delay the registration of the subscribed shares. On May 12, 2021, a representative of DLA provided such revised draft of the PIPE Subscription Agreement to representatives of K&E and Mayer Brown, and indicated such revised draft was acceptable to DLA. Later in the day on May 12, 2021, a representative of K&E provided clarifying comments to the draft of the PIPE Subscription Agreement to representatives of DLA and Mayer Brown.

On May 12, 2021, representatives of GigCapital4 and AE discussed the progress of the proposed PIPE financing, and agreed that, notwithstanding the commitment of the prospective PIPE financing lead investor, and consistent with general SPAC PIPE market conditions at that time, the current PIPE financing process was not yielding the desired outcome with other prospective investors. GigCapital4 and AE discussed the idea of instead pursuing a reduced PIPE financing in the amount of $50,000,000 (and otherwise on the terms proposed by the prospective lead investor) and a convertible note financing in the amount of $150,000,000 in support of the proposed business combination. During those discussions, representatives of AE proposed, and GigCapital4 management agreed in principle, that $50,000,000 of the merger consideration to be provided to the BigBear security holders in the proposed business combination be paid in cash from the proceeds of the convertible note financing, the GigCapital4 trust account and/or the proposed PIPE financing, with the remainder of the merger consideration to be satisfied with newly issued shares of Common Stock. On May 13, 2021, Dr. Katz e-mailed representatives of Oppenheimer, BMO and William Blair informing them, among others, of the revised financing structure agreed upon by the representatives of GigCapital4 and AE, requesting that representatives of Oppenheimer coordinate a discussion among the parties regarding the financing process, and asking that representatives of Oppenheimer, BMO and William Blair work together to prepare (a) a term sheet for the proposed convertible note financing and PIPE financing, (b) a modified investor presentation reflecting the updated financing structure and (c) drafts of revised engagement letters for Oppenheimer, BMO and William Blair to act as co-placement agents for GigCapital4 in connection with the proposed convertible note financing.

On May 12, 2021, a representative DLA provided a revised draft of the Investor Rights Agreement to representatives of K&E and Mayer Brown. Such revised draft contained revisions to, among other things, the proposed defined terms and the respective registration rights and lock-up obligations of the contemplated parties thereto.

On May 13, 2021, a representative of Oppenheimer provided GigCapital4 management with a term sheet setting forth proposed terms for the convertible note financing and the reduced PIPE financing, along with a timeline to complete the financing process. Later that same day, a representative of GigCapital4 shared those materials with representatives of AE for their evaluation and approval.

On May 14, 2021, (i) the exclusive negotiation period under the letter of intent was scheduled to expire that evening at 11:59 p.m. Eastern Time after having been automatically extended from April 30, 2021 in accordance with its terms, and (ii) GigCapital4 and Ultimate entered into a letter agreement further extending the exclusive negotiation period under the letter of intent through 11:59 p.m. Eastern Time on May 28, 2021, subject to certain automatic extension and termination rights.

On May 15, 2021, a representative of Mayer Brown provided additional comments to the draft PIPE Subscription Agreement to representatives of K&E and DLA.

On May 16, 2021, a representative of AE proposed to GigCapital4 management that the cash component of the merger consideration in the proposed business combination be increased from $50,000,000 to $75,000,000 and Dr. Katz, after discussing the matter with other members of GigCapital4 management, informed representatives of AE that GigCapital4 was willing to increase the cash merger consideration as requested. GigCapital4 management decided to increase the cash consideration from $50,000,000 to $75,000,000 to induce AE into continuing to pursue the proposed business combination between GigCapital4 and BigBear. Thereafter, on the same day, Dr. Katz informed representatives of Oppenheimer, BMO and DLA of the increase to the proposed cash merger consideration. Later that day, a representative of Oppenheimer provided to representatives of GigCapital4, AE, BigBear, Ultimate, DLA, BMO and William Blair an updated investor presentation, reflecting the updated convertible note and PIPE financing structure and revised cash merger consideration of $75,000,000, for their review and comment. For the remainder of May 16, 2021 and into May 17, 2021, the parties exchanged comments to the revised investor presentation.

On May 16, 2021, a representative of William Blair informed GigCapital4 management that William Blair would not act as a co-placement agent in connection with the convertible note financing. On May 16, 2021 and May 17, 2021, representatives of Oppenheimer and GigCapital4 exchanged drafts of an engagement letter pursuant to which Oppenheimer and BMO would act as co-placement agents for GigCapital4 in connection with the proposed convertible note financing. On May 17, 2021, GigCapital4 entered into such engagement letter with BMO and Oppenheimer, which engagement was in addition to and did not amend or supersede the engagement letter among GigCapital4, Oppenheimer and BMO for the proposed PIPE financing.

On May 17, 2021, at the request of GigCapital4 management, a representative of Oppenheimer provided a proposed convertible note and PIPE financing term sheet to representatives of GigCapital4 and DLA, which term sheet reflected a $50,000,000 PIPE financing and a $150,000,000 convertible note financing, with such notes to (i) bear interest at a rate of 6% per annum with a five year maturity, (ii) be convertible into shares of Common

Stock at a conversion price of $11.50, (iii) include a mandatory conversion feature from August 15, 2022 through August 15, 2026 if the closing price of Common Stock is greater than or equal to 130% of the conversion price for 20 out of 30 consecutive trading days, and (iv) require certain make whole payments if the notes were voluntarily or involuntarily converted in certain situations, including in connection with fundamental changes to GigCaepital4.

On May 17, 2021, representatives of Oppenheimer and BMO began reaching out to prospective investors in the proposed convertible note and PIPE financings to schedule meetings and develop interest in the proposed financings. On May 18, 2021, a representative of Oppenheimer provided a further revised investor presentation to representatives of GigCapital4, AE, BigBear, BMO, William Blair, DLA, Mayer Brown and K&E, asking for any final comments before the presentation would be sent to prospective investors in the proposed convertible note and PIPE financings. Shortly thereafter on the same day, DLA responded that DLA was signed-off on the revised presentation for distribution to prospective investors, and a representative of William Blair confirmed that representatives of K&E and Mayer Brown had also given such sign-off. Thereafter on the same day, representatives of Oppenheimer and BMO began distributing the revised investor presentation and convertible note term sheet to prospective investors in the proposed convertible note financing, and representatives of Oppenheimer and .BMO began distributing those same materials to prospective investors in the proposed PIPE financings. On May 20,2021, and continuing through May 27, 2021, the respective teams for BMO, Oppenheimer, GigCapital4 and BigBear arranged and hosted virtual meetings with prospective investors in the convertible note financing, during which those teams made presentations to and answered questions from prospective convertible note financing investors regarding BigBear’s business. Between May 20, 2021 and May 27, 2021 the parties met with approximately40 potential investors in the convertible note financing in 42 virtual meetings and continued to solicit indications of interest from those prospective investors. During that same time period, representatives of Oppenheimer and BMO continued to solicit indications of interest from prospective investors in the proposed PIPE financing (other than the prospective lead investor).

On May 18, 2021, a representative of DLA provided a further revised draft PIPE Subscription Agreement to representatives of K&E and Mayer Brown. The revised draft PIPE Subscription Agreement contemplated an accelerated timeline for the registration of the subscribed shares with the SEC in which GigCapital4 would file a registration statement with respect to the PIPE financing with the SEC prior to the closing date of the proposed PIPE financing, and use its commercially reasonable efforts to cause such registration statement to become effective prior to such closing date (but not later than 60 or 90 days, depending on the SEC’s review, following such closing date). DLA indicated that GigCapital4 desired to offer a more aggressive registration timeline to prospective PIPE investors to incentivize those prospective investors to participate in the proposed PIPE financing.

On May 19, 2021, a representative of DLA provided an initial draft of the Sponsor Agreement to representatives of K&E and Mayer Brown.

On May 20, 2021, a representative of K&E provided a revised draft of the Voting and Support Agreement to representatives of DLA. Such revised draft of the Voting and Support Agreement, among other things, added proposed representations and warranties and obligations of the holders thereunder. Later in the day on May 20, 2021, a representative of K&E provided a revised draft of the Investor Rights Agreement to representatives of DLA. Such revised draft of the Investor Rights Agreement, among other things, proposed changes to the defined terms therein, limited the rights of the Sponsor and the underwriters thereunder, and varied certain timelines related to the registration rights of the proposed parties thereunder.

On May 23, 2021, representatives of K&E and Mayer Brown confirmed that they were signed-off on the latest draft of the PIPE Subscription Agreement provided by DLA, and that DLA may return the draft PIPE Subscription Agreement to the prospective lead investor in the PIPE financing. Later that same day a representative of DLA provided the revised draft PIPE Subscription Agreement to representatives of the prospective lead investor in the proposed PIPE financing.

On May 25, 2021, a representative of DLA provided a list to representatives of K&E, which list outlined the open issues for GigCapital4 on the most recent drafts of the Merger Agreement, the Investor Rights Agreement and the Voting and Support Agreement, which issues related to (i) with respect to the Merger Agreement, defined terms, the representations and warranties of BigBear, the covenants of BigBear, the covenants of GigCapital4, joint covenants of BigBear and GigCapital4, the conditions to the obligations of all parties and the conditions to the obligations of GigCapital4 and Merger Sub; (ii) with respect to the Investor Rights Agreement, the composition of the board of directors of GigCapital4 following the closing, piggyback registration rights, lock-up obligations, assignment and amendments; and (iii) with respect to the Voting and Support Agreement, stop transfers, remedies and certificates.

On May 26, 2021, a representative of DLA provided initial drafts of the forms of Convertible Note Subscription Agreement and Indenture to representatives of Shipman & Goodwin LLP (“Shipman”), legal counsel to Wilmington Trust, N.A., the proposed trustee under the Indenture, K&E and Mayer Brown, which drafts reflected the terms of the convertible note financing set forth in term sheet for the convertible note financing previously distributed to prospective convertible note investors. From May 26, 2021 through May 28, 2021, representatives of DLA, K&E, Mayer Brown and Shipman exchanged comments to the draft Convertible Note Subscription Agreement and the Indenture.

On May 27, 2021, a representative of K&E provided additional comments to the PIPE Subscription Agreement to representatives of DLA and Mayer Brown.

On May 28, 2021, representatives of GigCapital4, AE and Oppenheimer discussed the progress of the proposed PIPE financing and determined that there was insufficient investor demand to raise the proposed PIPE financing in the desired amount, notwithstanding the prior commitment of the prospective lead investor to participate in the PIPE financing, which assumed sufficient indications from other investors. Accordingly, the parties decided to defer any proposed PIPE financing and instead increase the size of the proposed convertible note financing, which was then oversubscribed, to $200,000,000. Later on May 28, 2021, a representative of DLA provided to representatives of K&E, Mayer Brown and Shipman revised drafts of the Convertible Note Subscription Agreement and Indenture reflecting, among other things, the increased size of the proposed convertible note financing, and noted that the drafts had been provided to Oppenheimer for distribution to prospective convertible note financing investors. Later in the day on May 28, 2021, a representative of Oppenheimer distributed the draft Convertible Note Subscription Agreement and Indenture to those prospective investors who had submitted indications, and provided to GigCapital4 management the final allocations of participation among those investors.

On May 28, 2021, a representative of DLA provided a further revised draft of the Merger Agreement to representatives of K&E. Such revised draft of the Merger Agreement reflected GigCapital4’s proposed resolutions to the items on the open issues list previously provided to representatives of K&E with respect to the Merger Agreement.

On May 29, 2021, a representative of DLA provided to representatives of K&E further revised drafts of the Investor Rights Agreement and the Voting and Support Agreement, which also reflected GigCapital4’s proposed resolutions to the items on the open issues list previously provided to representatives of K&E with respect to such documents. Later on May 29, 2021, a representative of K&E provided a revised draft of the Sponsor Agreement to representatives of DLA. Such revised draft of the Sponsor Agreement, among other things, clarified certain rights of the Sponsor, required the Sponsor to waive its right to convert loans that it might make to GigCapital4 into Units of GigCapital4 and proposed additional enforcement rights of Ultimate.

On May 30, 2021, a representative of K&E provided a revised open material issues list related to the Merger Agreement, the Investor Rights Agreement and the Voting and Support Agreement, which accepted certain positions and rejected other positions set forth in the initial draft of the material open issues list provided by DLA on May 25, 2021.

On May 31, 2021, a representative of K&E provided further comments to the draft Indenture to representatives of DLA and Mayer Brown.

From June 1, 2021 through June 3, 2021, representatives of DLA, K&E and Shipman exchanged comments to the draft Convertible Note Subscription Agreement and the Indenture with representatives of Oppenheimer, and Oppenheimer forwarded comments between those representatives of DLA, K&E and Shipman, and representatives of the prospective convertible note financing investors. On June 2 and June 3, 2021, representatives of DLA, K&E and Oppenheimer spoke with representatives of the prospective convertible note financing investors, including their counsel, to finalize and agree upon the forms of the Convertible Note Subscription Agreement and the Indenture.

On June 2, 2021, a representative of BMO provided to representatives of GigCapital4, AE and William Blair the calculations showing the Company Equity Value for BigBear that would be derived from a combined company pro forma enterprise valuation of $1,565,000,000. All of the parties agreed with this calculation.

On June 2, 2021 and June 3, 2021, (i) representatives of DLA and K&E exchanged drafts of the Merger Agreement, the Voting and Support Agreement, the Sponsor Agreement and the Investor Rights Agreement, drafts of which were also provided to representatives of Mayer Brown, and (ii) representatives of AE and GigCapital4 management held discussions to resolve the remaining open issues under those documents. On June 3, 2021, the parties reached agreement on all open issues under the Merger Agreement and the related agreements, and representatives of DLA prepared the documents for execution by the applicable parties.

On June 3, 2021, the various agreed upon documents and information pertaining to the valuation of BigBear that GigCapital4 management had put together including a comparable companies valuation analysis, was provided to the GigCapital4 Board, which then approved by unanimous written consent the Merger Agreement and the related agreements, including the Investors Rights Agreement, the Voting and Support Agreement, the Sponsor Agreement, the Convertible Note Subscription Agreements and the Indenture. Also on June 3, 2021, the board of directors of Merger Sub approved by unanimous written consent the Merger Agreement.

On June 4, 2021, the BigBear board of managers and the Ultimate board of managers each approved the Merger Agreement. Following the respective approvals by the board of directors of GigCapital4, the board of directors of Merger Sub and the board of managers of each of BigBear and Ultimate, later on June 4, 2021, the parties executed the Merger Agreement and the related agreements that required execution at such time, and GigCapital4 and the convertible note financing investors entered into the Convertible Note Subscription Agreements.

After the market open on June 4, 2021, GigCapital4 filed with the SEC on a Current Report on Form 8-K the entry into the Merger Agreement, and the parties publicly announced the proposed Business Combination and the execution of the Merger Agreement.

On July 29, 2021, a scrivener’s error was discovered by the parties in the definition of “Company Equity Value” in the Merger Agreement. Specifically, the definition of “Company Equity Value” reflected the combined company pro forma enterprise valuation of $1,565,000,000 instead of the equity value of $1,312,100,000 as the parties had agreed on June 2, 2021.

On August 6, 2021, the parties executed an amendment to the Merger Agreement to correct the scrivener’s error.

The parties have continued and expect to continue regular discussions regarding the timing to consummate the Business Combination and necessary preparation in connection therewith.

The GigCapital4 Board’s Reasons for the Approval of the Business Combination

The GigCapital4 Board considered a wide variety of factors in connection with its evaluation of the Business Combination. In light of the complexity of those factors, the GigCapital4 Board, as a whole, did not consider it practicable to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors it took into account in reaching its decision. The GigCapital4 Board viewed its decision as being based on all of the information available and the factors presented to and considered by it. In addition, individual members of the GigCapital4 Board may have given different weight to different factors. This explanation of the reasons for the GigCapital4 Board’s approval of the Business Combination, and all other information presented in this section, is forward-looking in nature and, therefore, should be read in light of the factors discussed in the section entitled “Cautionary Note Regarding Forward-Looking Statements.”

Before reaching its decision, the GigCapital4 Board reviewed the results of the due diligence conducted by GigCapital4’s management and GigCapital4’s advisors affiliated with GigManagement, as well as its counsel, DLA. GigCapital4’s management, including its directors and advisors, has many years of experience in both operational management and investment and financial management and analysis and, in the opinion of the GigCapital4 Board, was suitably qualified to conduct the due diligence and other investigations and analyses required in connection with the search for a business combination partner. A detailed description of the experience of GigCapital4’s executive officers and directors is included in the section entitled “Information About the Company Prior to the Business Combination—Managements”. The due diligence which was conducted included:

•	meetings and calls with the management teams, advisors and BigBear regarding operations and forecasts;

•	meetings and calls with BigBear’s customers, suppliers and industry partners;

•	research on comparable public companies;

•	review of material contracts;

•	review of intellectual property matters;

•	review of financial, tax, legal, insurance and accounting due diligence;

•	consultation with legal and financial advisors and industry experts;

•	financial and valuation analysis of BigBear and the Business Combination; and

•	the financial statements of BigBear.

In the prospectus for our IPO, we identified the following general criteria and guidelines that we believed would be important in evaluating prospective target businesses, although we indicated we may enter into a business combination with a target business that does not meet these criteria and guidelines. The GigCapital4 Board considered each of the factors identified in our IPO prospectus in its evaluation of BigBear. Furthermore, in light of the due diligence conducted of BigBear, and the evaluation of the following factors with regard to it, the GigCapital4 Board’s decision to pursue a Business Combination with BigBear resulted in the Board deciding not to forego the BigBear Business Combination and not to continue to look for an alternative acquisition target.

•	Target technology, media, and telecommunications (TMT) and sustainable companies that are embracing today’s digital transformation and experience as a competitive advantage.

•	Focus on companies positioned to benefit from a public listing and greater access to capital.

•	Businesses with a catalyst for significantly improved financial performance.

•	Market-leading participant with an established business and market position.

•	Mid-sized businesses.

•

Prioritize entities with a well-performing management team and exceptional leadership talent that wishes to continue to drive the company to growth, and is coachable and eager to extend their knowledge and savvy through an interactive, hands-on and supportive board of directors.

Based upon our due diligence, we believe that BigBear satisfied such criteria.

In approving the Business Combination, the GigCapital4 Board determined not to obtain a fairness opinion. The officers and directors of GigCapital4 have substantial experience in evaluating the operating and financial merits of companies from a wide range of industries and concluded that their experience and background enabled them to make the necessary analyses and determinations regarding the Business Combination. In addition, even though GigCapital4 did not enter into a PIPE, the GigCapital4 Board considered pre-transaction enterprise valuation placed on BigBear by the independent potential PIPE lead investor during the arm’s length negotiations of the prospective PIPE financing.

The factors considered by the GigCapital4 Board include, but are not limited to, those set forth above as well as the following, several of which are based upon our due diligence:

Large Addressable Market. BigBear will present an integrated software platform with data, analytics, and decision-making tools that addresses massive markets and critical needs.

Growth Prospects. BigBear has proven solutions with significant contracted growth across U.S. markets.

Experienced and Proven Management Team. The executive team of BigBear has demonstrated operational, financial and technical expertise, and this senior management team intends to remain with BigBear following the Closing in the capacity of its officers and/or directors, which will provide helpful continuity in advancing BigBear’s strategic and growth goals.

Lock-Up. AE and other security holders of BigBear have agreed to be subject to a six-month lock-up in respect of their shares of GigCapital4 Common Stock that they will receive in the Business Combination.

Due Diligence. The due diligence examinations of BigBear and discussions with BigBear’s management did not reveal any material issues.

Other Alternatives. The GigCapital4 Board believes, after a thorough review of other business combination opportunities reasonably available to GigCapital4, that the proposed Business Combination represents the best potential business combination for GigCapital4 and the most attractive opportunity for GigCapital4 based upon the process utilized to evaluate and assess other potential acquisition targets, and the GigCapital4 Board’s belief that such process has not presented a better alternative.

Negotiated Transaction. The financial and other terms and conditions of the Merger Agreement are reasonable and were the product of arm’s length negotiations between GigCapital4 and BigBear.

In the course of its deliberations, the GigCapital4 Board also considered a variety of uncertainties, risks and other potentially negative factors relevant to the Business Combination, including the following:

•	Macroeconomic Risk. The risk of macroeconomic uncertainty and the effects it could have on BigBear’s revenues.

•	Future Growth Risk. The risk that future growth of BigBear is dependent upon successful procurement of government contracts and expansion of sales to commercial customers.

•	Cost Assumption Risk. The risk that BigBear may not be able to achieve current cost assumptions.

•	Competitive Risk. The risk that BigBear operates in a highly competitive and rapidly evolving industry.

•	Public Company Risk. The risks that are associated with being a publicly traded company that is still in growth mode.

•	Benefits May Not Be Achieved Risk. The risk that the potential benefits of the Business Combination may not be fully achieved or may not be achieved within the expected timeframe.

•

Redemption Risk. The risk that a significant number of GigCapital4 stockholders elect to redeem their shares pursuant to GigCapital4’s existing amended and restated certificate of incorporation prior to the consummation of the Business Combination, which would potentially make the Business Combination more difficult to complete or reduce the amount of cash available to the combined company to accelerate its business plan following the Closing.

•	Stockholder Vote Risk. The risk that GigCapital4’s stockholders may fail to provide the votes necessary to effect the Business Combination.

•

Litigation Risk. The risk of the possibility of litigation challenging the Business Combination or that an adverse judgment granting permanent injunctive relief could indefinitely enjoin consummation of the Business Combination.

•	Closing Conditions Risk. The risk that completion of the Business Combination is conditioned on the satisfaction of certain closing conditions that are not within GigCapital4’s control.

•

No Third-Party Valuation Risk. The risk that GigCapital4 did not obtain a third-party valuation (other than that provided by the prospective PIPE lead investor) or fairness opinion in connection with the Business Combination.

•	GigCapital4 Stockholders Receiving a Minority Positions Risk. The risk that GigCapital4 stockholders will hold a minority position in the combined company.

•

Fees, Expenses and Time Risk. The risk of incurring significant fees and expenses associated with completing the Business Combination and the substantial time and effort of management required to complete the Business Combination.

•	Other Risks Factors. Various other risk factors associated with BigBear’s business, as described in the section entitled “Risk Factors.”

In addition to considering the factors described above, the GigCapital4 Board also considered that some officers and directors of GigCapital4 may have interests in the Business Combination as individuals that are in addition to, and that may be different from, the interests of GigCapital4’s stockholders. However, no member of management of GigCapital4 will be employed by BigBear following the Closing. GigCapital4’s independent directors reviewed and considered these interests during the negotiation of the Business Combination and in evaluating and unanimously approving, as members of the GigCapital4 Board, the Merger Agreement and the Business Combination. For more information, see the section below entitled “Interests of Certain Persons in the Business Combination.”

In addition, the GigCapital4 Board also considered the respective interests and conflicts of the various investment banks involved in the transaction, including the fact that (i) William Blair will be entitled to a fee of $7,825,000 for its role as financial advisor to BigBear, (ii) BMO will be entitled to a financial advisory fee of $5,000,000 and a co-placement agent’s fee of $1,200,000 for the Convertible Note Financing, (iii) Oppenheimer will be entitled to $10,046,400 in deferred underwriting compensation for its acting as an underwriter in the IPO and a co-placement agent’s fee of $10,800,000 for the Convertible Note Financing and (iv) Nomura will be entitled to $2,511,600 in deferred underwriting compensation for its acting as an underwriter in the IPO.

The GigCapital4 Board concluded that the potential benefits that it expects GigCapital4 and its stockholders to achieve as a result of the Business Combination outweigh the potentially negative factors associated with the Business Combination. Accordingly, the GigCapital4 Board, based on its consideration of the specific factors listed above, unanimously (a) determined that the Business Combination, the Mergers, the other transactions contemplated by the Merger Agreement, and the Convertible Note Subscription Agreements, Convertible Note Investment and the other agreements contemplated by the Convertible Note Subscription Agreements, are just and equitable and fair as to the Company and its stockholders, and that it is advisable and in the best interests of the Company and its stockholders to adopt and approve these agreements and transactions, (b) approved, adopted and declared advisable the Merger Agreement, the Convertible Note Subscription Agreements and the agreements and transactions contemplated thereby, and (c) recommended that the stockholders of the Company approve each of the Proposals.

The above discussion of the material factors considered by the GigCapital4 Board is not intended to be exhaustive but does set forth the principal factors considered by the GigCapital4 Board.

Unaudited Prospective Financial Information

BigBear on March 16, 2021 provided GigCapital4 with BigBear’s internally prepared pro forma forecasts for New BigBear for each of the years in the five-year period ending December 31, 2025. GigCapital4 management, as part of its due diligence investigation, reviewed and discussed such forecasts with BigBear management. BigBear and GigCapital4 do not, as a matter of general practice, publicly disclose long-term forecasts or internal projections of future performance, revenue, financial condition or other results. However, in connection with the proposed Business Combination, management of GigCapital4 used the following key elements of the financial projections set forth below provided by BigBear to GigCapital4. The forecasts were prepared by BigBear solely for internal use and to be provided to GigCapital4 as part of its due diligence and not with a view toward public disclosure, the published guidelines of the SEC regarding projections or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information.

The inclusion of financial projections in this proxy statement should not be regarded as an indication that GigCapital4, BigBear, their respective directors, officers, advisors or other representatives considered, or now considers, such financial projections necessarily to be predictive of actual future results or to support or fail to support your decision whether to vote for or against the Business Combination Proposal. The financial projections are not fact and should not be relied upon as being necessarily indicative of future results, and readers of this proxy statement, including investors or stockholders, are cautioned not to place undue reliance on this information. You are cautioned not to rely on the projections in making a decision regarding the Business Combination, as the projections may be materially different than actual results. We will not refer back to the financial projections in our future periodic reports filed under the Exchange Act.

The financial projections reflect numerous estimates and assumptions with respect to general business, economic, regulatory, market and financial conditions and other future events, as well as matters specific to BigBear’s business, all of which are difficult to predict and many of which are beyond BigBear’s and GigCapital4’s control. The financial projections are forward-looking statements that are inherently subject to significant uncertainties and contingencies, many of which are beyond BigBear’s and GigCapital4’s control. The various risks and uncertainties include those set forth in the sections entitled “Risk Factors,” “The Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Cautionary Note Regarding Forward-Looking Statements.” As a result, there can be no assurance that the projected results will be realized or that actual results will not be significantly higher or lower than projected. Since the financial projections cover multiple years, such information by its nature becomes less reliable with each successive year. These financial projections are subjective in many respects and thus are susceptible to multiple interpretations and periodic revisions based on actual experience and business developments.

Furthermore, the financial projections do not take into account any circumstances or events occurring after the date they were prepared. None of BigBear’s independent registered accounting firm, GigCapital4’s independent registered accounting firm or any other independent accountants, have compiled, examined or performed any procedures with respect to the financial projections included below, nor have they expressed any opinion or any other form of assurance on such information or their accuracy or achievability, and they assume no responsibility for, and disclaim any association with, the financial projections. Nonetheless, a summary of the financial projections is provided in this proxy statement because they were made available to GigCapital4 management and the GigCapital4 Board in connection with their review of the proposed Business Combination.

EXCEPT TO THE EXTENT REQUIRED BY APPLICABLE FEDERAL SECURITIES LAWS, BY INCLUDING IN THIS PROXY STATEMENT A SUMMARY OF THE FINANCIAL PROJECTIONS FOR NEW BIGBEAR, GIGCAPITAL4 UNDERTAKES NO OBLIGATIONS AND EXPRESSLY DISCLAIMS ANY RESPONSIBILITY TO UPDATE OR REVISE, OR PUBLICLY DISCLOSE ANY UPDATE OR REVISION TO, THESE FINANCIAL PROJECTIONS TO REFLECT CIRCUMSTANCES OR EVENTS, INCLUDING UNANTICIPATED EVENTS, THAT MAY HAVE OCCURRED OR THAT MAY OCCUR

AFTER THE PREPARATION OF THESE FINANCIAL PROJECTIONS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING THE FINANCIAL PROJECTIONS ARE SHOWN TO BE IN ERROR OR CHANGE.

The projections were prepared by, and are the responsibility of, BigBear. Grant Thornton LLP, BigBear’s independent auditor, and BPM LLP, GigCapital4’s independent registered public accounting firm, have not examined, compiled or otherwise applied procedures with respect to the accompanying prospective financial information presented herein and, accordingly, expresses no opinion or any other form of assurance on it. The audit reports included in this proxy statement relate to historical financial information of BigBear. It does not extend to the projections and should not be read as if it does.

The key elements of the pro forma projections for New BigBear following the Business Combination provided to GigCapital4 on March 16, 2021 (which were the pro forma projections provided to the GigCapital4 Board in considering whether to approve the Merger Agreement and proceed with the Business Combination) in connection with the evaluation of the Business Combination by the GigCapital4 Board are summarized below:

New BigBear Key Financials

($ in million, unless otherwise noted)	2021	2022	2023	2024	2025
Cyber & Engineering Revenue	$95	$133	$153	$170	$192
Analytics Revenue	$87	$145	$235	$379	$572
Total Revenue	$182	$277	$388	$550	$764
Cyber & Engineering Gross Profit	$27	$38	$46	$52	$59
Analytics Gross Profit	$51	$90	$155	$260	$412
Total Adjusted Gross Profit	$78	$128	$201	$312	$471
Cyber & Engineering Adjusted Gross Margin	29%	28%	30%	31%	31%
Analytics Adjusted Gross Margin	58%	62%	66%	69%	71%
Total Adjusted Gross Margin	43%	46%	52%	57%	62%
Adjusted EBITDA[1]	$23	$36	$62	$105	$159
Adjusted EBITDA Margin	12%	13%	16%	19%	21%
Free Cash Flow[2]	$18	$23	$43	$77	$120

1	Adjusted to exclude transaction fees and other non-recurring costs.
2	Calculated by subtracting Capital Expenditures and Increases in New Working Capital from Adjusted EBITDA.

Source: BigBear’s Management Projections

Comparable Company Analysis

GigCapital4’s management primarily relied upon a public company comparables analysis to assess the value that the public markets would likely ascribe to New BigBear following the Business Combination with GigCapital4 and this analysis was presented to the GigCapital4 Board. The relative valuation analysis was based on publicly-traded companies in the data / analytics infrastructure sectors, and included companies in these sectors with high exposure to government, as these were determined to be most comparable. The comparable public companies the GigCapital4 Board reviewed within these sectors are set forth in the table below. These companies were selected by GigCapital4 based upon discussions with BigBear and BigBear’s financial advisor, William Blair. However, the GigCapital4 Board realized that no company was identical in nature to BigBear.

The GigCapital4 Board reviewed, among other things, information for benchmarking of similar companies and information for comparable companies regarding estimated enterprise value multiples for 2022, projected total revenue growth for 2022 over 2021, analytics gross margin for 2022, adjusted EBITDA margins for 2022, and rule of 40 analysis for 2022.

The key elements for benchmarking of similar companies, based on an analysis as of June 2, 2021, are summarized in the tables below:

EV / Revenue (FY’22E)

Total Revenue Growth (FY’21E—FY’22E)

Analytics Gross Margin (FY’22E)

Adjusted EBITDA Margin (FY’22E)

Rule of 40 Analysis (FY’22E)

Source: CapIQ and FactSet; Market data as of June 2, 2021

The implied total enterprise value as a multiple of estimated 2022 revenues of the data / analytics infrastructure companies in the first table above based upon an average estimated calendar year 2022 multiple is 18.6x. New BigBear’s estimated 2022 revenue multiple of total enterprise value of 5.6x is discounted approximately 70% to this comparable set of publicly traded companies.

Based on the review of these selected comparable publicly traded companies, the GigCapital4 Board concluded that New BigBear’s pro forma implied total enterprise value as a multiple of its estimated 2022 revenue was below the total enterprise value as a multiple of the estimated 2022 revenues of similar benchmarks of such companies. This analysis supported the GigCapital4 Board’s determination, based on a number of factors, that the terms of the Business Combination were fair to and in the best interests of GigCapital4 and its stockholders.

Satisfaction of 80% Test

It is a requirement under our existing amended and restated certificate of incorporation and the Nasdaq listing requirements that the business or assets acquired in an initial business combination have a fair market value equal to at least 80% of the balance of the funds in the Trust Account (excluding the deferred underwriting discounts and commissions and taxes payable on the income earned on the Trust Account) at the time of the execution of a definitive agreement for an initial business combination. On June 4, 2021, there was approximately $358,809,837 in the Trust Account, and 80% of that amount was therefore approximately $287,047,870. The fair market value of the target or targets had to be determined by the GigCapital4 Board based upon one or more standards generally accepted by the financial community, such as discounted cash flow valuation or value of comparable businesses. Subject to this requirement, our management has had virtually unrestricted flexibility in identifying and selecting one or more prospective target businesses, although GigCapital4 was not permitted to effectuate an initial business combination with another blank check company or a similar company with nominal operations. In any case, GigCapital4 determined that it would only complete an initial business combination in which it acquired 50% or more of the outstanding voting securities of the target or where otherwise not required to register as an investment company under the Investment Company Act. Furthermore, and for the reasons discussed above, GigCapital4 has determined that the combined fair market value of BigBear exceeds

$287,047,870, and therefore, that the requirement that the business or assets in an initial business combination have a fair market value equal to at least 80% of the balance of the funds in the Trust Account has been satisfied.

Interests of Certain Persons in the Business Combination

In considering the recommendation of the GigCapital4 Board to vote in favor of the Business Combination, stockholders should be aware that, aside from their interests as stockholders, our Sponsor and certain of our directors and officers have interests in the Business Combination that are different from, or in addition to, those of other stockholders generally. Our directors were aware of and considered these interests, among other matters, in evaluating the Business Combination, and in recommending to stockholders that they approve the Business Combination. Stockholders should take these interests into account in deciding whether to approve the Business Combination. These interests include, among other things:

•

the fact that our Initial Stockholders and the Insiders have agreed not to redeem any of the Private Placement Shares Founder Shares or the Insider Shares in connection with a stockholder vote to approve the Business Combination;

•	the fact that our Initial Stockholders and the Insiders will retain 10,069,600 Founder Shares and Insider Shares upon the Closing;

•

the fact that our Initial Stockholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares if we fail to complete an initial business combination by the applicable deadline;

•

if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, our Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party (other than our independent public accountants) for services rendered or products sold to us, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account;

•	the continued indemnification of our existing directors and officers and the continuation of our directors’ and officers’ liability insurance after the Business Combination;

•

the fact that Dr. Avi Katz, Dr. Raluca Dinu and Dorothy D. Hayes will continue as board members of the post-combination company and each shall be entitled to receive compensation for serving on the board of directors of the post-combination company;

•

the fact that we engaged the underwriters of our IPO as advisors to assist us in holding meetings with our stockholders to discuss potential business combination, introduce us to potential investors that are interested in purchasing our securities in connection with a potential business combination, assist us in obtaining stockholder approval for the business combination and assist us with our press releases and public filings in connection with a business combination. Pursuant to that agreement, we will pay the underwriters a cash fee for such services upon the consummation of the Business Combination in an amount equal to, in the aggregate, 3.5% of the gross proceeds of the IPO, including any proceeds from the exercise of the over-allotment option;

•

the fact that the Sponsor and the Insiders entered into the Investor Rights Agreement pursuant to which the original lock-up period to which the Sponsor and the Insiders are subject was amended to provide for termination of the lock-up period six months after the consummation of the Business Combination (other than with respect to the Private Placement Units for which the termination of the lock-up period is 30 days after the consummation of the Business Combination); and

•

the fact that our Sponsor, officers and directors will lose their entire investment in us if an initial business combination is not consummated by the applicable deadline. Prior to our IPO, our Sponsor purchased an aggregate of 7,460,000 Founder Shares (which following a 1.2:1 split in February 2021, resulted in 8,952,000 Founder Shares) for an aggregate purchase price of $25,000, or approximately $0.0033512 per share (as compared to the $10.00 per share price being used to determine the number of shares of Common Stock being issued to Ultimate (as the sole member of BigBear) in the Business Combination. Additionally, the Initial Stockholders purchased from the Company an aggregate of 1,099,600 Private Placement Units at a price of $10.00 per unit simultaneously with the consummation of our IPO for an aggregate purchase price of $10,996,000, with the Sponsor purchasing 850,000 Private Placement Units for $8,500,000, and Oppenheimer and Nomura purchasing 249,600 Private Placement Units. Certain of our directors and executive officers, including Dr. Avi Katz, Dr. Raluca Dinu and Dorothy D. Hayes, also have a direct or indirect economic interest in our securities. Drs. Katz and Dinu have an indirect interest in the 9,802,000 Founder Shares (which include the Founder Shares included in the 850,000 Private Placement Units) owned by the Sponsor, and Ms. Hayes owns 12,000 Insider Shares. The 8,952,000 Founder Shares acquired at our formation by the Sponsor would have had an aggregate market value of $[    ] based upon the closing price of $[    ] per public share on Nasdaq on [    ], 2021, the most recent practicable date prior to the date of this proxy statement. The 850,000 Private Placement Units held by the Sponsor would have had an aggregate market value of $[    ] based upon the closing price of $[    ] per public unit on Nasdaq on [    ], 2021, the most recent practicable date prior to the date of this proxy statement. The 18,000 shares owned by the Insiders would have had an aggregate market value of $[    ] based upon the closing price of $[    ] per public share on Nasdaq on [    ], 2021, the most recent practicable date prior to the date of this proxy statement. Additionally, the Sponsor, officers and directors do not currently have any unreimbursed out-of-pocket expenses in connection with the Business Combination.

Potential Purchases of Public Shares

In connection with the stockholder vote to approve the Business Combination, our Sponsor, directors, officers, advisors or any of their respective affiliates may privately negotiate transactions to purchase public shares from stockholders who would have otherwise elected to have their shares redeemed in conjunction with the Business Combination for a per share pro rata portion of the Trust Account. There is no limit on the number of public shares our Sponsor, directors, officers, advisors or any of their respective affiliates may purchase in such transactions, subject to compliance with applicable law and the rules of Nasdaq. Any such privately negotiated purchases may be effected at purchase prices that are in excess of the per share pro rata portion of the Trust Account. However, our Sponsor, directors, officers, advisors and their respective affiliates have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase public shares or public warrants in such transactions. None of our Sponsor, directors, officers, advisors or any of their respective affiliates will make any such purchases when they are in possession of any material non-public information not disclosed to the seller of such public shares or during a restricted period under Regulation M under the Exchange Act. Such a purchase could include a contractual acknowledgement that such stockholder, although still the record holder of such public shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights, and could include a contractual provision that directs such stockholder to vote such shares in a manner directed by the purchaser.

In the event that our Sponsor, directors, officers, advisors or any of their respective affiliates purchase shares in privately negotiated transactions from public stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares.

The purpose of any such purchases of public shares could be (a) to vote such shares in favor of the Business Combination and thereby increase the likelihood of obtaining stockholder approval of the Business Combination or (b) to satisfy a closing condition in the Merger Agreement, where it appears that such requirement would otherwise not be met. The purpose of any such purchases of public warrants could be to reduce the number of public warrants outstanding. Any such purchases of our public shares or public warrants may result in the completion of the Business Combination that may not otherwise have been possible. Any such purchases will be reported pursuant to Section 13 and Section 16 of the Exchange Act to the extent the purchasers are subject to such reporting requirements.

In addition, if such purchases are made, the public “float” of our Common Stock may be reduced and the number of beneficial holders of our securities may be reduced, which may make it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

Our Sponsor, officers, directors, advisors or any of their respective affiliates anticipate that they may identify the stockholders with whom our Sponsor, officers, directors, advisors or any of their respective affiliates may pursue privately negotiated purchases by either the stockholders contacting us directly or by our receipt of redemption requests submitted by stockholders (in the case of shares of Common Stock) following our mailing of proxy materials in connection with the Business Combination. To the extent that our Sponsor, officers, directors, advisors or any of their respective affiliates enter into a privately negotiated purchase, they would identify and contact only potential selling stockholders who have expressed their election to redeem their shares for a pro rata share of the Trust Account or vote against the Business Combination, whether or not such stockholder has already submitted a proxy with respect to the Business Combination but only if such shares have not already been voted at the stockholder meeting related to the Business Combination. Our Sponsor, officers, directors, advisors or any of their respective affiliates will select which stockholders to purchase shares from based on the negotiated price and number of shares and any other factors that they may deem relevant, and will only purchase public shares if such purchases comply with Regulation M under the Exchange Act and the other federal securities laws.

Any purchases by our Sponsor, officers, directors, advisors or any of their respective affiliates who are affiliated purchasers under Rule 10b-18 under the Exchange Act will only be made to the extent such purchases are able to be made in compliance with Rule 10b-18, which is a safe harbor from liability for manipulation under Section 9(a)(2) of and Rule 10b-5 under the Exchange Act. Rule 10b-18 has certain technical requirements that must be complied with in order for the safe harbor to be available to the purchaser. Our Sponsor, officers, directors, advisors and any of their respective affiliates will not make purchases of Common Stock if the purchases would violate Section 9(a)(2) of or Rule 10b-5 under the Exchange Act.

Total Company Shares to Be Issued in the Business Combination

We anticipate that, upon completion of the Business Combination, the ownership of New BigBear will be as follows:

•	the former BigBear equity holders will own 123,710,000 shares of our Common Stock, representing an approximate 73% interest;

•	the public stockholders (not including any Initial Stockholders that own public shares) will own 35,880,000 shares of our Common Stock, representing an approximate 21% interest; and

•	the Initial Stockholders and the Insiders will own 10,069,600 shares of our Common Stock, representing an approximate 6% interest.

The number of shares and the interests set forth above assume that (a) no public stockholders elect to have their public shares redeemed, (b) 123,710,000 shares of Common Stock are issued to the former BigBear equity holders in the Business Combination, (c) none of GigCapital4’s Initial Stockholders or the former BigBear equity holders purchase shares of Common Stock in the open market, and (d) there are no other issuances of equity interests of BigBear. As a result of the Business Combination, the economic and voting interests of our public stockholders will decrease.

The ownership percentages with respect to New BigBear set forth above do not take into account warrants to purchase Common Stock that will remain outstanding immediately following the Business Combination, but do include the Founder Shares, which will convert into Common Stock upon an initial business combination. If the facts are different than these assumptions, the percentage ownership retained by GigCapital4’s existing stockholders in New BigBear following the Business Combination will be different. For example, if we assume that all outstanding 11,959,980 public warrants and 366,533 Private Placement Warrants were exercisable and exercised following completion of the Business Combination, then the ownership of New BigBear would be as follows:

•	the former BigBear equity holders will own 123,710,000 shares of our Common Stock, representing a 68% interest;

•	the public stockholders (not including any Initial Stockholders that own public shares) will own 47,839,980 shares of our Common Stock, representing a 26% interest; and

•	the Initial Stockholders will own 10,436,133 shares of our Common Stock, representing a 6% interest.

The public warrants and Private Placement Warrants will become exercisable on the later of 30 days after the completion of an initial business combination or 12 months from the completion of the IPO (February 11, 2022), and will expire five years after the completion of an initial business combination or earlier upon their redemption or liquidation.

You should read “Summary of the Proxy Statement—Impact of the Business Combination on the Company’s Public Float” and “Unaudited Pro Forma Condensed Combined Financial Information” for further information.

Board of Directors of New BigBear Following the Business Combination

Assuming the Election of Directors Proposal is approved by our stockholders at the Special Meeting, we expect the New BigBear Board to be comprised of the individuals set forth below following the completion of the Business Combination.

Name	Age	Position
Dr. Avi Katz	63	Director
Dr. Raluca Dinu	47	Director
Raanan I. Horowitz	60	Director
Dorothy D. Hayes	70	Director
Dr. Reginald Brothers	61	Director
Sean Battle	52	Director
[ ]	[ ]	Director

Upon the Closing Date, we anticipate that the New BigBear Board will consist of 11 members, reclassified into three separate classes, with each class serving a three-year term; except with respect to the election of directors at the Special Meeting pursuant to Proposal No. 6—Election of Directors Proposal, the Class I directors will be elected to an initial one-year term (and three-year terms subsequently), the Class II directors will be elected to an initial two-year term (and three-year terms subsequently), and the Class III directors will be elected to an initial three-year term (and three-year terms subsequently).

Our Board has nominated the following individuals for election at our Special Meeting pursuant to Proposal No. 6—Election of Directors Proposal:

•	Class I Directors: [ ];

•	Class II Directors: [ ]; and

•	Class III Directors: [ ].

For additional details, see the sections of this proxy statement entitled “Proposal No. 6—Election of Directors Proposal” and “Management After the Business Combination.”

Redemption Rights

Pursuant to our current amended and restated certificate of incorporation, holders of public shares may elect to have their shares redeemed for cash at the applicable redemption price per share calculated in accordance with our current amended and restated certificate of incorporation. As of June 29, 2021, the estimated per share redemption price would have been approximately $10.00. If a holder exercises its redemption rights, then such holder will be exchanging its shares of our Common Stock for cash and will no longer own shares of the post-combination company. Such a holder will be entitled to receive cash for its public shares only if it properly demands redemption and delivers its shares (either physically or electronically) to our Transfer Agent in accordance with the procedures described herein.

Each redemption of shares of Common Stock by our public stockholders will reduce the amount in the Trust Account. The Merger Agreement provides that the obligation of BigBear to consummate the Business Combination is conditioned on the Available Closing Acquiror Cash (as defined in the Merger Agreement) not being less than $350,000,000, which amount shall be net of any unpaid liabilities of the Company as of the Closing (other than any Acquiror Transaction Expenses, as defined in the Merger Agreement). This condition to closing in the Merger Agreement is for the sole benefit of BigBear and may be waived by BigBear. If, as a result of redemptions of Common Stock by our public stockholders, this condition is not met (or waived), then BigBear may elect not to consummate the Business Combination. In addition, in no event will we redeem shares of our Common Stock in an amount that would result in the Company’s failure to have net tangible assets equaling or exceeding $5,000,001 (so that we are not subject to the SEC’s “penny stock” rules). Holders of our outstanding public warrants do not have redemption rights in connection with the Business Combination. Please see the section entitled “Special Meeting of Company Stockholders—Redemption Rights” for the procedures to be followed if you wish to redeem your shares for cash.

Appraisal Rights

Appraisal rights are not available to our stockholders or Ultimate in connection with the Business Combination.

Accounting Treatment

The Business Combination will be accounted for as a reverse recapitalization in accordance with GAAP. Under this method of accounting, the Company will be treated as the “acquired” company for financial reporting purposes. Accordingly, for accounting purposes, the Business Combination will be treated as the equivalent of BigBear issuing stock for the net assets of the Company, accompanied by a recapitalization whereby no goodwill or other intangible assets are recorded.

Name; Headquarters

The name of the post-combination company after the Business Combination will be BigBear.ai Holdings, Inc. and our headquarters will be located in Columbia, Maryland.

Certain U.S. Federal Income Tax Considerations

The following is a discussion of certain U.S. federal income tax consequences to holders of our Common Stock electing to have their shares redeemed for cash if the Business Combination is completed, and the ownership and disposition of our Common Stock. This discussion is limited to holders that hold our Common Stock as a “capital asset” for U.S. federal income tax purposes (generally, property held for investment). This summary is based on the provisions of the Code, U.S. Treasury regulations, administrative rules and judicial decisions, all as in effect on the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect holders to which this section applies. We have not sought and will not seek any rulings from the IRS with respect to the statements made and the conclusions reached in the following discussion, and there can be no assurance that the IRS or a court will agree with such statements and conclusions.

The following does not purport to be a complete analysis of all potential tax effects resulting from redemptions of our Common Stock or the ownership and disposition of our Common Stock, and this discussion does not address all aspects of U.S. federal income taxation that may be relevant to particular holders in light of their personal circumstances. In addition, this summary does not address the Medicare tax on certain investment income, U.S. federal estate or gift tax laws, any state, local or non-U.S. tax laws or any tax treaties. This summary also does not address tax considerations applicable to investors that may be subject to special treatment under the U.S. federal income tax laws, such as:

•	banks, insurance companies or other financial institutions;

•	tax-exempt or governmental organizations;

•	qualified foreign pension funds (or any entities all of the interests of which are held by a qualified foreign pension fund);

•	brokers or dealers in securities or foreign currencies;

•	U.S. persons whose functional currency is not the U.S. dollar;

•	“controlled foreign corporations,” “passive foreign investment companies” and corporations that accumulate earnings to avoid U.S. federal income tax;

•	traders in securities that use the mark-to-market method of accounting for U.S. federal income tax purposes;

•	persons subject to the alternative minimum tax;

•	partnerships or other pass-through entities for U.S. federal income tax purposes or holders of interests therein;

•	persons deemed to sell our Common Stock under the constructive sale provisions of the Code;

•	persons that acquired our Common Stock through the exercise of employee stock options or otherwise as compensation or through a tax-qualified retirement plan;

•	real estate investment trusts;

•	regulated investment companies;

•	certain former citizens or long-term residents of the United States; and

•

persons that hold our Common Stock, as part of a straddle, appreciated financial position, synthetic security, hedge, conversion transaction or other integrated investment or risk reduction transaction.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds our Common Stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. Accordingly, we urge partners in partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) holding our Common Stock to consult their tax advisors regarding the U.S. federal income tax consequences to them relating to the matters discussed below.

THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT TAX ADVICE. INVESTORS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS, AS WELL AS ANY TAX CONSEQUENCES ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

U.S. Holders

This section is addressed to U.S. Holders of our Common Stock. For purposes of this discussion, a “U.S. Holder” is a beneficial owner of shares of our Common Stock that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•

a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income tax regardless of its source; or

•

a trust (i) the administration of which is subject to the primary supervision of a U.S. court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (ii) which has made a valid election under applicable U.S. Treasury regulations to be treated as a United States person.

Redemption of Our Common Stock

In the event that a U.S. Holder of our Common Stock exercises its redemption rights pursuant to the redemption provisions described in the section entitled “Special Meeting of Company Stockholders—Redemption Rights,” the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Common Stock under Section 302 of the Code. If the redemption qualifies as a sale of Common Stock, the U.S. Holder will be treated as described under “Redemption Treated as a Sale of Our Common Stock” below. If the redemption does not qualify as a sale of Common Stock, the U.S. Holder will be treated as receiving a corporate distribution with the tax consequences described below under “Redemption Treated as a Distribution.”

Whether a redemption qualifies as a sale of Common Stock will depend largely on the total number of shares of our stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares of stock outstanding both before and after the redemption. The redemption of a U.S. Holder’s Common Stock generally will be treated as a sale of such Common Stock (rather than as a corporate distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in the Company or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock owned directly by the U.S. Holder, but also shares of our stock that are treated as constructively owned by the U.S. Holder. In addition to stock actually owned by a U.S. Holder, such U.S. Holder may also be treated as constructively owning stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock that the U.S. Holder has a right to acquire by exercise of an option, which would generally include Common Stock which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Common Stock must, among other requirements, be less than 80% of the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of our Common Stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of our Common Stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. Finally, the redemption of a U.S. Holder’s Common Stock will not be essentially equivalent to a dividend if such redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” A U.S. Holder should consult with its own tax advisors as to the tax consequences of electing to have our Common Stock redeemed for cash.

If none of the foregoing tests are satisfied, then the redemption will be treated as a corporate distribution, and the tax effects will be as described under “Redemption Treated as a Distribution” below. After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Common Stock will be added to the U.S. Holder’s adjusted tax basis in its remaining stock, or, if it has none, to the U.S. Holder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.

Redemption Treated as a Sale of Our Common Stock. If the redemption qualifies as a sale of our Common Stock, a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption and (ii) the U.S. Holder’s adjusted tax basis in its Common Stock redeemed. A U.S. Holder’s adjusted tax basis in its Common Stock generally will equal the U.S. Holder’s acquisition cost less any prior distributions paid to such U.S. Holder that were treated as a return of capital for U.S. federal income tax purposes. Any capital gain or loss recognized with respect to a redemption generally will be long-term capital gain or loss if the U.S. Holder held the Common Stock redeemed for more than one year. Long-term capital gains recognized by non-corporate U.S. Holders will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

Redemption Treated as a Distribution. If the redemption does not qualify as a sale of our Common Stock, the U.S. Holder will generally be treated as receiving a distribution of cash from the Company. Such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of our current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our Common Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Common Stock and will be treated as described under “Redemption Treated as a Sale of Our Common Stock” above.

Dividends we pay to a U.S. Holder that is a corporation for U.S. federal income tax purposes generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be subject to tax at the maximum tax rate accorded to long-term capital gains. It is unclear whether the redemption rights with respect to the Common Stock described in this proxy statement may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.

The rules governing the tax treatment of redemptions are complex and the determination of whether a redemption will be treated as a sale of our Common Stock or as a distribution with respect to our Common Stock is made on a holder-by-holder basis. U.S. Holders of our Common Stock considering the exercise of their redemption rights are encouraged to consult their own tax advisors as to whether the redemption of their Common Stock will be treated as a sale or as a distribution under the Code.

Ownership and Disposition of Our Common Stock

Distributions on Our Common Stock. If we pay cash distributions to U.S. Holders of shares of our Common Stock, such distributions generally will constitute dividends for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our Common Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the

Common Stock and will be treated as described under “Sale, Taxable Exchange or Other Taxable Disposition of Our Common Stock” below.

Dividends we pay to a U.S. Holder that is a corporation generally will qualify for the dividends received deduction (at varying percentages based upon such U.S. Holder’s ownership percentage in us) if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations) and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be subject to tax at the maximum tax rate accorded to long-term capital gains.

Sale, Taxable Exchange or Other Taxable Disposition of Our Common Stock. Upon a sale, taxable exchange or other taxable disposition of our Common Stock, a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between the amount realized and the U.S. Holder’s adjusted tax basis in the shares of our Common Stock. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for shares of our Common Stock so disposed of exceeds one year. Long-term capital gains recognized by non-corporate U.S. Holders will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations. Generally, the amount of gain or loss recognized by a U.S. Holder is an amount equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in such disposition and (ii) the U.S. Holder’s adjusted tax basis in its Common Stock so disposed of.

Information Reporting and Backup Withholding

Payments received by a U.S. Holder may be subject, under certain circumstances, to information reporting and backup withholding. Backup withholding will not apply, however, to a U.S. Holder that (i) is a corporation or entity that is otherwise exempt from backup withholding (which, when required, certifies as to its exempt status) or (ii) furnishes a correct taxpayer identification number and makes any other required certification on IRS Form W-9.

Backup withholding is not an additional tax. Rather, the U.S. income tax liability (if any) of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is timely furnished to the IRS.

Non-U.S. Holders

This section is addressed to Non-U.S. Holders of our Common Stock. For purposes of this discussion, a “Non-U.S. Holder” is any beneficial owner of our Common Stock that is neither a U.S. Holder nor an entity treated as a partnership for U.S. federal income tax purposes.

Redemption of Our Common Stock

The characterization of the redemption of a Non-U.S. Holder’s shares of our Common Stock pursuant to the redemption provisions described in the section entitled “Special Meeting of Company Stockholders—Redemption Rights” as a sale or distribution for U.S. federal income tax purposes generally will correspond to the U.S. federal income tax characterization of such a redemption of a U.S. Holder’s Common Stock, as described under “U.S. Holders—Redemption of Our Common Stock” above.

Redemption Treated as a Sale of Our Common Stock. If the redemption qualifies as a sale of our Common Stock with respect to a Non-U.S. Holder, subject to the discussions below under “Non-U.S. Holders—Information Reporting and Backup Withholding” and “Non-U.S. Holders—Foreign Account Tax Compliance Act,” such Non-U.S. Holder generally should not be subject to U.S. federal income or withholding tax in respect of any such gain realized upon the redemption of its Common Stock unless:

•

the Non-U.S. Holder is an individual who is present in the United States for a period or periods aggregating 183 days or more during the calendar year in which the sale or disposition occurs and certain other conditions are met;

•

the gain is effectively connected with a trade or business conducted by the Non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by the Non-U.S. Holder in the United States); or

•

we are or have been a “U.S. real property holding corporation” (a “USRPHC”) for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our Common Stock, and, in the case where shares of our Common Stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our Common Stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of our Common Stock.

A Non-U.S. Holder described in the first bullet point above will be subject to U.S. federal income tax at a rate of 30% (or such lower rate as specified by an applicable income tax treaty) on the amount of such gain, which generally may be offset by U.S. source capital losses.

A Non-U.S. Holder whose gain is described in the second bullet point above generally will be taxed on a net income basis at the rates and in the manner generally applicable to United States persons (as defined in the Code) unless an applicable income tax treaty provides otherwise. If the Non-U.S. Holder is a corporation for U.S. federal income tax purposes whose gain is described in the second bullet point above, then such gain would also be included in its effectively connected earnings and profits (as adjusted for certain items), which may be subject to a branch profits tax (at a rate of 30% or such lower rate as specified by an applicable income tax treaty).

Generally, a corporation is a USRPHC if the fair market value of its United States real property interests equals or exceeds 50% of the sum of the fair market value of its worldwide property interests and its other assets used or held for use in a trade or business. We believe that we currently are not (and have not been during the applicable testing period) a USRPHC for U.S. federal income tax purposes.

Redemption Treated as a Distribution. If the redemption does not qualify as a sale of our Common Stock, a Non-U.S. Holder will generally be treated as receiving a distribution of cash from the Company. Such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of our current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the Non-U.S. Holder’s adjusted tax basis in our Common Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Common Stock and will be treated as described under “Redemption Treated as a Sale of Our Common Stock” above.

Subject to the withholding requirements under FATCA (as defined below) and provided such dividend is not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, each of which is discussed below, any portion of such distribution treated as a dividend made to a Non-U.S. Holder on our Common Stock generally will be subject to U.S. withholding tax at a rate of 30% of the gross amount of the dividend unless an applicable income tax treaty provides for a lower rate. To receive the benefit of a reduced treaty rate, a Non-U.S. Holder must provide the applicable withholding agent with an applicable IRS Form W-8, together with all attachments (or a successor form) certifying qualification for the reduced rate. Because we generally cannot determine at the time we make a distribution whether or not the distribution will exceed our current and accumulated earnings and profits, we normally will withhold tax on the entire amount of any distribution at the 30% rate (subject to reduction by an applicable income tax treaty). However, some or all of any amounts thus withheld may be refundable to the Non-U.S. Holder if it is subsequently determined that such distribution was, in fact, in excess of our current and accumulated earnings and profits.

Dividends paid to a Non-U.S. Holder that are effectively connected with a trade or business conducted by the Non-U.S. Holder within the United States (and, if required by an applicable income tax treaty, are treated as attributable to a permanent establishment maintained by the Non-U.S. Holder in the United States) generally will be taxed on a net income basis at the rates and in the manner generally applicable to United States persons (as defined under the Code). Such effectively connected dividends will not be subject to U.S. withholding tax if the Non-U.S. Holder satisfies certain certification requirements by providing the applicable withholding agent with a properly executed IRS Form W-8ECI certifying eligibility for exemption. If the Non-U.S. Holder is a corporation for U.S. federal income tax purposes, it may also be subject to a branch profits tax (at a 30% rate or such lower rate as specified by an applicable income tax treaty) on its effectively connected earnings and profits (as adjusted for certain items), which will include effectively connected dividends.

The rules governing the tax treatment of redemptions are complex and the determination of whether a redemption will be treated as a sale of the Common Stock or as a distribution with respect to such stock is made on a holder-by-holder basis. As a result, a withholding agent may require a Non-U.S. Holder to provide certain information regarding its ownership in order to determine whether the redemption proceeds should be treated as sale proceeds or as a distribution subject to withholding. Non-U.S. Holders of our Common Stock considering the exercise of their redemption rights are encouraged to consult their own tax advisors as to whether the redemption of their Common Stock will be treated as a sale or as a distribution under the Code.

Ownership and Disposition of Our Common Stock

Distributions on Our Common Stock. In general, any distributions we make to a Non-U.S. Holder of shares of our Common Stock, to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of our Common Stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Common Stock, which will be treated as described under “Sale, Taxable Exchange or Other Taxable Disposition of Our Common Stock” below.

This withholding tax does not apply to dividends paid to a Non-U.S. Holder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the Non-U.S. Holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. corporation receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). In addition, if we determine that we are likely to be classified as a USRPHC (see “Sale, Taxable Exchange or Other Taxable Disposition of Our Common Stock ” below), we may withhold up to 15% of any distribution to a Non-U.S. Holder to which Section 301 of the Code applies and which is not made out of our earnings and profits.

Sale, Taxable Exchange or Other Taxable Disposition of Our Common Stock. Subject to the discussions below under “Non-U.S. Holders—Information Reporting and Backup Withholding” and “Non-U.S. Holders—Foreign Account Tax Compliance Act,” a Non-U.S. Holder generally should not be subject to U.S. federal income or withholding tax in respect of any gain recognized on a sale, taxable exchange or other taxable disposition of our Common Stock, unless:

•

the Non-U.S. Holder is an individual who is present in the United States for a period or periods aggregating 183 days or more during the calendar year in which the sale or disposition occurs and certain other conditions are met;

•

the gain is effectively connected with a trade or business conducted by the Non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by the Non-U.S. Holder in the United States); or

•

we are or have been a USRPHC for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our Common Stock, and, in the case where shares of our Common Stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our Common Stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of our Common Stock.

A Non-U.S. Holder described in the first bullet point above will be subject to U.S. federal income tax at a rate of 30% (or such lower rate as specified by an applicable income tax treaty) on the amount of such gain, which generally may be offset by U.S. source capital losses.

A Non-U.S. Holder whose gain is described in the second bullet point above generally will be taxed on a net income basis at the rates and in the manner generally applicable to United States persons (as defined in the Code) unless an applicable income tax treaty provides otherwise. If the Non-U.S. Holder is a corporation for U.S. federal income tax purposes whose gain is described in the second bullet point above, then such gain would also be included in its effectively connected earnings and profits (as adjusted for certain items), which may be subject to a branch profits tax (at a rate of 30% or such lower rate as specified by an applicable income tax treaty).

If the third bullet point above applies to a Non-U.S. Holder, gain recognized by such holder on the sale, exchange or other disposition of our Common Stock will be subject to tax at generally applicable U.S. federal income tax rates. In addition, a buyer of our Common Stock from such holder may be required to withhold U.S. federal income tax at a rate of 15% of the amount realized upon such disposition. We do not believe we currently are a USRPHC and we do not anticipate becoming one in the near future, although no assurances can be given in this regard.

Information Reporting and Backup Withholding

Any dividends paid to a Non-U.S. Holder (including a redemption of our Common Stock treated as such) must be reported annually to the IRS and to the Non-U.S. Holder. Copies of these information returns may be made available to the tax authorities in the country in which the Non-U.S. Holder resides or is established. Any dividends paid to a Non-U.S. Holder (including constructive dividends received pursuant to a redemption of our Common Stock) generally will not be subject to backup withholding if the Non-U.S. Holder establishes an exemption by properly certifying its non-U.S. status on an applicable IRS Form W-8, together with all attachments (or a successor form).

Payments of the proceeds of the sale or other disposition by a Non-U.S. Holder of our Common Stock effected by or through a U.S. office of a broker generally will be subject to information reporting and backup withholding (at the applicable rate) unless the Non-U.S. Holder establishes an exemption by properly certifying its non-U.S. status on an applicable IRS Form W-8 (or a successor form) and certain other conditions are met. Information reporting and backup withholding generally will not apply to any payment of the proceeds from a sale or other disposition of our Common Stock effected outside the United States by a non-U.S. office of a broker. However, unless such broker has documentary evidence in its records that the Non-U.S. Holder is not a United States person and certain other conditions are met, or the Non-U.S. Holder otherwise establishes an exemption, information reporting will apply to a payment of the proceeds of the disposition of our Common Stock effected outside the United States by such a broker if it has certain relationships within the United States.

Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability (if any) of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is timely furnished to the IRS.

Additional Withholding Requirements under FATCA

Sections 1471 through 1474 of the Code, and the U.S. Treasury regulations and administrative guidance issued thereunder (“FATCA”), impose a 30% withholding tax on any dividends paid on our Common Stock, and subject to the discussion of certain proposed Treasury regulations below, on the gross proceeds from a disposition of our Common Stock, in each case if paid to a “foreign financial institution” or a “non-financial foreign entity” (each as defined in the Code) (including, in some cases, when such foreign financial institution or non-financial foreign entity is acting as an intermediary), unless (i) in the case of a foreign financial institution, such institution enters into an agreement with the U.S. government to withhold on certain payments, and to collect and provide to the U.S. tax authorities substantial information regarding U.S. account holders of such institution (which includes certain equity and debt holders of such institution, as well as certain account holders that are non-U.S. entities with U.S. owners), (ii) in the case of a non-financial foreign entity, such entity certifies that it does not have any “substantial United States owners” (as defined in the Code) or provides the applicable withholding agent with a certification identifying the direct and indirect substantial United States owners of the entity, or (iii) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules and provides appropriate documentation. Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing these rules may be subject to different rules. Under certain circumstances, a holder might be eligible for refunds or credits of such taxes.

The U.S. Treasury released proposed Treasury regulations which, if finalized in their present form, would eliminate the federal withholding tax of 30% applicable to the gross proceeds of a sale or other disposition of our Common Stock. In its preamble to such proposed Treasury regulations, the U.S. Treasury stated that taxpayers may generally rely on the proposed regulations until final regulations are issued.

Non-U.S. Holders are encouraged to consult with their own tax advisors regarding the possible implications of FATCA to them.

Regulatory Matters

Neither GigCapital4 nor BigBear is aware of any material regulatory approvals or actions that are required for completion of the Business Combination other than as required under the HSR Act. The parties have filed a premerger notification under the HSR Act, and all waiting periods related to the notification have expired or been granted early termination. It is presently contemplated that if any additional regulatory approvals or actions are required, those approvals or actions will be sought. There can be no assurance, however, that any such additional approvals or actions will be obtained.

Vote Required for Approval

The Business Combination is conditioned on the approval of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Amendment Proposals, the Equity Plans Proposal and the Election of Directors Proposal at the Special Meeting. The proposals in this proxy statement (other than the Adjournment Proposal) are conditioned on the approval of the Business Combination Proposal.

This Business Combination Proposal (and consequently, the Merger Agreement and the transactions contemplated thereby, including the Business Combination) will be adopted and approved only if at least a majority of the votes cast at the Special Meeting vote “FOR” the Business Combination Proposal. A stockholder’s failure to vote, as well as an abstention and broker non-vote, will have no effect on the Business Combination Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the Business Combination Proposal.

Our Initial Stockholders and the Insiders have agreed to vote their shares of Common Stock “FOR” the Business Combination Proposal. As of the record date, our Initial Stockholders and the Insiders own approximately 21.9% of our issued and outstanding shares of Common Stock.

Recommendation of the GigCapital4 Board

OUR BOARD OF DIRECTORS RECOMMENDS

THAT OUR STOCKHOLDERS VOTE “FOR”

THE BUSINESS COMBINATION PROPOSAL.

The existence of financial and personal interests of one or more of the Company’s directors or officers may result in a conflict of interest on the part of such director(s) or officer(s) between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section above entitled “Interests of Certain Persons in the Business Combination” for a further discussion.

PROPOSAL NO. 2—THE NASDAQ STOCK ISSUANCE PROPOSAL

Overview

Assuming the Business Combination Proposal is approved, we are asking our stockholders to approve, for purposes of complying with applicable listing rules of Nasdaq, the issuance of more than 20% of the Company’s outstanding Common Stock in connection with the Business Combination, including the issuances described below.

Issuance of common stock to BigBear equity holder under the Merger Agreement

Subject to the terms and conditions of the Merger Agreement, GigCapital4 has agreed to pay Ultimate (as the sole equity holder of BigBear), a portion of the aggregate consideration consisting of 123,710,000 shares of GigCapital4 Common Stock. Upon the Closing, Ultimate (the former equity holder of BigBear) is expected to hold, in the aggregate, approximately 73% of the issued and outstanding shares of GigCapital4 Common Stock.

Issuance of Common Stock to Convertible Note Investors

On June 4, 2021, the Company entered into the Convertible Note Subscription Agreements with the Convertible Note Investors, pursuant to which, among other things, the Company agreed to issue and sell to the Convertible Note Investors, in private placements to close immediately prior to Closing, the Convertible Notes for an aggregate purchase price of $200,000,000. The Convertible Notes are convertible into 17,391,304 shares of GigCapital4 Common Stock at an initial conversion price of $11.50 (subject to adjustment).

Why the Company Needs Stockholder Approval

Pursuant to Nasdaq Rule 5635(a), stockholder approval is required prior to the issuance of common stock or other securities convertible into or exercisable for common stock, in connection with the acquisition of the stock or assets of another company, if such securities are not issued in a public offering and (i) the common stock has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such securities, or (ii) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of such securities.

As described above, upon the consummation of the Business Combination and the transactions contemplated by the Convertible Note Subscription Agreements, we expect to issue (1) 123,710,000 shares of our Common Stock to Ultimate as the sole equity holder of BigBear in accordance with the terms and subject to the conditions of the Merger Agreement, and (2) 17,391,304 shares of our Common Stock upon conversion of the Convertible Notes, in accordance with the terms and subject to the conditions of the Convertible Note Subscription Agreements and the Indenture. Accordingly, the aggregate number of shares of our Common Stock that we will issue in connection with the Business Combination and the transactions contemplated by the Convertible Note Subscription Agreements will exceed 20% of both the voting power and the number of shares of GigCapital4 Common Stock outstanding before such issuance, and for this reason, we are seeking the approval of our stockholders for the issuance of shares of our Common Stock pursuant to the Merger Agreement and the Convertible Note Investment.

Additionally, pursuant to Nasdaq Rule 5635(d), stockholder approval is required for a transaction other than a public offering involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) at a price that is less than the lower of (i) the closing price immediately preceding the signing of the binding agreement or (ii) the average closing price of the common stock for the given trading days immediately preceding the signing of the binding agreement, if the number of shares of common stock (or securities convertible into or exercisable for common stock) to be issued equals to 20% or more of the common stock, or 20% or more of the voting power, outstanding before the issuance. The issuances of shares of Common Stock described above could result in requiring stockholder approval pursuant to this rule. Accordingly, the Company is seeking the approval of its stockholders for such issuances.

In the event that this proposal is not approved by Company stockholders, the Business Combination and the Convertible Note Subscription Agreements cannot be consummated. In the event that this proposal is approved by Company stockholders, but the Merger Agreement is terminated (without the Business Combination being consummated) prior to the issuance of shares of our Common Stock pursuant to the Merger Agreement, such shares of GigCapital4 Common Stock will not be issued.

Vote Required for Approval

The approval of the Nasdaq Stock Issuance Proposal requires the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy and entitled to vote at the Special Meeting. Accordingly, under Delaware law, a Company stockholder’s failure to vote, as well as an abstention and broker non-vote, will have no effect on the Nasdaq Stock Issuance Proposal.

Our Initial Stockholders and the Insiders have agreed to vote their shares of GigCapital4 Common Stock “FOR” the Nasdaq Stock Issuance Proposal. As of the record date, our Initial Stockholders and the Insiders own approximately 21.9% of the outstanding shares of our Common Stock.

This Proposal No. 2 is conditioned upon the approval of the Business Combination Proposal. If the Business Combination Proposal is not approved, this Proposal No. 2 will have no effect, even if approved by our stockholders.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE NASDAQ STOCK ISSUANCE PROPOSAL.

The existence of financial and personal interests of one or more of the Company’s directors or officers may result in a conflict of interest on the part of such director(s) or officer(s) between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section above entitled “Summary of the Proxy Statement—Interests of Certain Persons in the Business Combination” for a further discussion.

PROPOSAL NO. 3—CLASSIFICATION OF THE BOARD OF DIRECTORS PROPOSAL

Overview

Assuming the Business Combination Proposal is approved, our stockholders are also being asked to approve the classification of the Board. Our current amended and restated certificate of incorporation does not currently contemplate classification of directors.

In connection with the Business Combination and subject to the Investor Rights Agreement, our Board will be reconstituted and initially comprised of 11 directors who will be voted upon by the stockholders at the Special Meeting. Our Board believes it is in the best interests of the Company for the Board to be classified into three classes, each comprising as nearly as possible one-third of the directors to serve three-year terms; provided that the term of the initial Class I Directors shall expire at the annual meeting of the stockholders of the Company held in 2022, the term of the initial Class II Directors shall expire at the annual meeting of the stockholders of the Company held in 2023, and the term of the initial Class III Directors shall expire at the annual meeting of the stockholders of the Company held in 2024.

Furthermore, any vacancies which occur during the year may be filled by the Board to serve for the unexpired term of his or her predecessor in office, and a director chosen to fill a position resulting from an increase in the number of directors shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

Reasons for the Amendments

The classification of directors is intended to encourage experience and leadership stability on the Board of the post-combination company. The Board believes that providing for a classified board of directors will assure desirable continuity in leadership and policy following the Business Combination.

Comparison of Current Amended and Restated Certificate of Incorporation to Proposed Second Amended and Restated Certificate of Incorporation

The following table sets forth a summary of the change proposed to be made between our current amended and restated certificate of incorporation and the proposed Second Amended and Restated Certificate of Incorporation. This summary is qualified by reference to the complete text of the proposed Second Amended and Restated Certificate of Incorporation, a copy of which is attached to this proxy statement as Annex B. All stockholders are encouraged to read the proposed Second Amended and Restated Certificate of Incorporation in its entirety for a more complete description of its terms. Capitalized terms used in the summary set forth in the table below have the meaning set forth in the current amended and restated certificate of incorporation and the proposed Second Amended and Restated Certificate of Incorporation, as applicable.

	Current Amended and Restated Certificate of Incorporation	Proposed Second Amended and Restated Certificate of Incorporation	Reason for the Proposed Change
ARTICLE V	The directors of the Board are elected each year and serve a one-year term.	The Proposed Second Amended and Restated Certificate of Incorporation states that GigCapital4’s board of directors will consist of three classes of directors, with only one class of directors being elected in each year and each class serving a three-year term, with each class consisting of	The amendments to the classified board of directors are desirable for GigCapital4 to enhance the likelihood of continuity and stability in the composition of GigCapital4’s board of directors, avoid costly takeover battles, reduce GigCapital4’s vulnerability

Current Amended and Restated Certificate of Incorporation	Proposed Second Amended and Restated Certificate of Incorporation	Reason for the Proposed Change
	one third of the total number of directors constituting the Board as nearly as possible.	to a hostile change of control and enhance the ability of the Board to maximize shareholder value in connection with any unsolicited offer to acquire GigCapital4.

Vote Required for Approval

The affirmative vote of holders of a majority of the outstanding shares of our Common Stock entitled to vote thereon at the Special Meeting is required to approve this Proposal No. 3. Abstentions or the failure to vote on Proposal No. 3 will have the same effect as a vote “AGAINST” Proposal No. 3.

This Proposal No. 3 is conditioned upon the approval and completion of the Business Combination Proposal. If the Business Combination Proposal is not approved, this Proposal No. 3 will have no effect, even if approved by our stockholders.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT

OUR STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 3.

PROPOSAL NO. 4—APPROVAL OF ADDITIONAL AMENDMENTS TO CURRENT CERTIFICATE OF INCORPORATION IN CONNECTION WITH THE BUSINESS COMBINATION PROPOSAL

Overview

Assuming the Business Combination Proposal is approved, our stockholders are also being asked to approve certain amendments to our current amended and restated certificate of incorporation, which are, in the judgment of our Board, necessary to adequately address the needs of the post-combination company.

The additional amendments effect the following:

•	change the post-combination company’s name to BigBear.ai Holdings, Inc.;

•

delete the second sentence in Article II and delete the prior provisions under, and references to, Article IX (Business Combination Requirements; Existence) of the amended and restated certificate of incorporation;

•	increasing the amount of authorized capital stock of the combined company;

•	amending the provisions in Article V regarding the board of directors of the combined company to provide for, among other things, a classified board;

•

amend certain terms in Article X (Competition and Corporate Opportunities) with respect to certain non-employee directors of the combined company pursuing outside business activities and corporate opportunities; and

•

amending the exclusive forum provision in Article XII to provide that the federal district courts of the United States will be the exclusive forum for the resolutions of any complaint asserting a cause of action arising under the Securities Act.

Reasons for the Amendments

These additional amendments to the amended and restated certificate of incorporation of the post-combination company and the reasons for each of them are:

•

Amending Article I to change the post-combination company’s name to “BigBear.ai Holdings, Inc.” Currently, the Company’s name is GigCapital4, Inc. The Board believes the name of the post-combination company should more closely align with the name of the existing operating business of New BigBear and therefore has proposed the name change.

•	Amending Article II to delete the provision regarding the Company’s powers to consummate a business combination.

•

Amending Article IV to increase the amount of authorized capital stock of the combined company. This amendment allows for the issuance of the approximately 123,710,000 shares of GigCapital4 Common Stock necessary to consummate the Business Combination and 17,391,304 shares of GigCapital4 Common Stock issuable upon on the conversion of the Convertible Notes and also provides flexibility for future issuances of common stock if determined by the New BigBear Board to be in the best interests of New BigBear without incurring the risk, delay and potential expense incident to obtaining stockholder approval for a particular issuance.

•

Amending Article V to provide for, among other things, a staggered board. The Board believes a staggered board will foster board stability and enhance the ability of the New BigBear board of directors to lead the company with less risk of frequent director turnover. Additionally, a staggered board will discourage takeover attempts and encourage any person seeking control of New BigBear to negotiate with the New BigBear board of directors to reach terms that are appropriate for all stockholders.

•

Deleting provisions specific to our status as a blank check company in Article IX. This deletion is desirable because these provisions will serve no purpose following the consummation of the Business Combination. For example, these proposed amendments remove the requirement to dissolve the Company and allow it to continue as a corporate entity with perpetual existence following consummation of the Business Combination. Perpetual existence is the usual period of existence for corporations, and the Board believes it is the most appropriate period for the post-combination company following the Business Combination. In addition, certain provisions in Article IX of our current amended and restated certificate of incorporation require that proceeds from the Company’s IPO be held in the Trust Account until a business combination or liquidation of the Company has occurred. These provisions would restrict our ability to pursue the Business Combination with BigBear, among other things.

•

Revising Article X regarding corporate opportunities to add certain terms with respect to certain non-employee directors of the combined company pursuing outside business activities and corporate opportunities, as certain of our non-employee directors may serve as directors of multiple companies in the same or similar lines of business as the combined company.

•

Amending the exclusive forum provision in Article XII to provide that the federal district courts of the United States will be the exclusive forum for the resolutions of any complaint asserting a cause of action arising under the Securities Act The Board believes that having the federal forum selection provision allows for (i) the consolidation of multi-jurisdiction litigation, (ii) avoidance of state court forum shopping and (iii) provides efficiencies in managing the procedural aspects of securities litigation.

Comparison of Current Amended and Restated Certificate of Incorporation to Proposed Second Amended and Restated Certificate of Incorporation

The following table sets forth a summary of the changes proposed to be made between our current amended and restated certificate of incorporation and our proposed Second Amended and Restated Certificate of Incorporation. This summary is qualified by reference to the complete text of the proposed Second Amended and Restated Certificate of Incorporation, a copy of which is attached to this proxy statement as Annex B. Capitalized terms used in the summary set forth in the table below have the meaning set forth in the current amended and restated certificate of incorporation and the proposed Second Amended and Restated Certificate of Incorporation, as applicable.

	Current Amended and Restated Certificate of Incorporation	Proposed Second Amended and Restated Certificate of Incorporation
ARTICLE I	The current amended and restated certificate of incorporation provides as follows: ARTICLE I NAME The name of the corporation is GigCapital4, Inc. (the “Corporation”).	Article I shall be revised and restated in its entirety as follows: ARTICLE I NAME The name of the Corporation is BigBear.ai Holdings, Inc.

ARTICLE II

The current amended and restated certificate of incorporation provides as follows:

ARTICLE II

PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the

The provisions relating to the purpose of the corporation are set forth in Article III of the proposed Second Amended and Restated Certificate of Incorporation whereas they are set forth in Article II of the current amended and restated certificate of incorporation. The provisions of Article II of the current amended and restated certificate of incorporation shall be revised and restated in their entirety in

	Current Amended and Restated Certificate of Incorporation	Proposed Second Amended and Restated Certificate of Incorporation
DGCL. In addition to the powers and privileges conferred upon the Corporation by law and those incidental thereto, the Corporation shall possess and may exercise all the powers and privileges that are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation, including, but not limited to, effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination, involving the Corporation and one or more businesses (a “Business Combination”).

Article III of the proposed Second Amended and Restated Certificate of Incorporation as follows:

ARTICLE III

PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

ARTICLE IV

The current amended and restated certificate of incorporation provides as follows:

ARTICLE IV

CAPITALIZATION

Section 4.1 Authorized Capital Stock. The total number of shares of all classes of capital stock which the Corporation is authorized to issue is 101,000,000 shares, consisting of (a) 100,000,000 shares of common stock, par value $0.0001 per share (the “Common Stock”) and (b) 1,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).

Effective upon the filing of this Amended and Restated Certificate with the Secretary of State of the State of Delaware, a 1.2-for-1 forward stock split for each share of Common Stock outstanding or held in treasury immediately prior to such time shall automatically and without any action of the part of the holders thereof occur (the “Forward Stock Split”). The par value of the Common Stock shall remain $0.0001 per share. This conversion shall apply to all shares of Common Stock. No fractional shares of Common Stock shall be issued upon the Forward Stock Split or otherwise. In lieu of any fractional shares of Common Stock to which the stockholder would otherwise be entitled upon the Forward Stock Split, the Corporation shall pay cash equal to such fraction multiplied by the then fair market value of the Common Stock as determined by the Board.

ARTICLE IV shall be revised and restated in its entirety as follows:

ARTICLE IV

CAPITAL STOCK

The total number of shares of all classes of stock that the Corporation shall have authority to issue is 501,000,000, which shall be divided into two classes as follows:

(i) 500,000,000 shares of common stock, par value $0.0001 per share (“Common Stock”); and

(ii) 1,000,000 shares of preferred stock, par value $0.0001 per share (“Preferred Stock”).

Capital Stock.

1. The board of directors of the Corporation (the “Board of Directors”) is hereby expressly authorized, by resolution or resolutions, at any time and from time to time, to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix, without further stockholder approval, the number of shares constituting such series and the designation of such series, the powers (including voting powers), preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions thereof, of such series of Preferred Stock. The powers (including voting powers), preferences and relative, participating, optional and other special rights of, and the qualifications,

Current Amended and Restated Certificate of Incorporation	Proposed Second Amended and Restated Certificate of Incorporation

All certificates representing shares of Common Stock outstanding immediately prior to the filing of this Amended and Restated Certificate shall immediately after the filing of this Amended and Restated Certificate represent instead the number of shares of Common Stock as provided above. Notwithstanding the foregoing, any holder of Common Stock may (but shall not be required to) surrender his, her or its stock certificate or certificates to the corporation, and upon such surrender the Corporation will issue a certificate for the correct number of shares of Common Stock to which the holder is entitled under the provisions of this Forward Stock Split. Shares of Common Stock that were outstanding prior to the filing of this Amended and Restated Certificate, and that are not outstanding after and as a result of the filing of this Amended and Restated Certificate, shall resume the status of authorized but unissued shares of Common Stock.

Section 4.2 Preferred Stock. Subject to Article IX of this Amended and Restated Certificate, the Board of Directors of the Corporation (the “Board”) is hereby expressly authorized to provide out of the unissued shares of the Preferred Stock for one or more series of Preferred Stock and to establish from time to time the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional, special and other rights, if any, of each such series and any qualifications, limitations and restrictions thereof, as shall be stated in the resolution or resolutions adopted by the Board providing for the issuance of such series and included in a certificate of designation (a “Preferred Stock Designation”) filed pursuant to the DGCL, and the Board is hereby expressly vested with the authority to the full extent provided by law, now or hereafter, to adopt any such resolution or resolutions.

Section 4.3 Common Stock.

(a) Voting.

(i) Except as otherwise required by law or this Amended and Restated

limitations or restrictions thereof, of each series of Preferred Stock, if any, may differ from those of any and all other series at any time outstanding.

2. Each holder of record of Common Stock, as such, shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders are entitled to vote generally, including the election or removal of directors (other than the election or removal of directors, if any, elected exclusively by one or more series of Preferred Stock). Except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock) or pursuant to the DGCL.

3. Except as otherwise required by law, holders of any series of Preferred Stock shall be entitled to only such voting rights, if any, as shall expressly be granted thereto by this Certificate of Incorporation (including any certificate of designation relating to such series of Preferred Stock).

4. Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Common Stock with respect to the payment of dividends, dividends may be declared and paid ratably on the Common Stock out of the assets of the Corporation that are legally available for this purpose at such times and in such amounts as the Board of Directors in its discretion shall determine.

5. Upon the dissolution, liquidation or winding up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation and subject to the

Current Amended and Restated Certificate of Incorporation	Proposed Second Amended and Restated Certificate of Incorporation

Certificate (including any Preferred Stock Designation), the holders of the shares of Common Stock shall exclusively possess all voting power with respect to the Corporation.

(ii) Except as otherwise required by law or this Amended and Restated Certificate (including any Preferred Stock Designation), the holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the stockholders of the Corporation on which the holders of the shares of Common Stock are entitled to vote.

(iii) Except as otherwise required by law or this Amended and Restated Certificate (including any Preferred Stock Designation), at any annual or special meeting of the stockholders of the Corporation, the holders of the shares of Common Stock shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders of the Corporation. Notwithstanding the foregoing, except as otherwise required by law or this Amended and Restated Certificate (including any Preferred Stock Designation), the holders of the shares of Common Stock shall not be entitled to vote on any amendment to this Amended and Restated Certificate (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series of Preferred Stock are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Amended and Restated Certificate (including any Preferred Stock Designation) or the DGCL.

(b) Dividends. Subject to applicable law, the rights, if any, of the holders of any outstanding series of the Preferred Stock and the provisions of Article IX hereof, the holders of the shares of Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor and shall rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Common Stock with respect to the distribution of assets of the Corporation upon such dissolution, liquidation or winding up of the Corporation, the holders of Common Stock shall be entitled to receive the remaining assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares held by them.

6. The number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no vote of the holders of any of the Common Stock or the Preferred Stock voting separately as a class shall be required therefor, unless a vote of any such holder is required pursuant to this Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock).

	Current Amended and Restated Certificate of Incorporation	Proposed Second Amended and Restated Certificate of Incorporation

share equally on a per share basis in such dividends and distributions.

(c) Liquidation, Dissolution or Winding Up of the Corporation. Subject to applicable law, the rights, if any, of the holders of any outstanding series of the Preferred Stock and the provisions of Article IX hereof, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of the shares of Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Common Stock held by them.

Section 4.4 Rights and Options. The Corporation has the authority to create and issue rights, warrants and options entitling the holders thereof to acquire from the Corporation any shares of its capital stock of any class or classes, with such rights, warrants and options to be evidenced by or in instrument(s) approved by the Board. The Board is empowered to set the exercise price, duration, times for exercise and other terms and conditions of such rights, warrants or options; provided, however, that the consideration to be received for any shares of capital stock issuable upon exercise thereof may not be less than the par value thereof.

ARTICLE V

The current amended and restated certificate of incorporation provides as follows:

ARTICLE V

BOARD OF DIRECTORS

Section 5.1 Board Powers. The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. In addition to the powers and authority expressly conferred upon the Board by statute, this Amended and Restated Certificate or the Bylaws of the Corporation (“Bylaws”), the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL, this Amended and Restated Certificate,

The provisions relating to the Board of Directors are set forth in Article VI of the proposed Second Amended and Restated Certificate of Incorporation whereas they are set forth in Article V of the current amended and restated certificate of incorporation. The provisions of Article V of the current amended and restated certificate of incorporation shall be revised and restated in their entirety in Article VI of the proposed Second Amended and Restated Certificate of Incorporation as follows:

ARTICLE VI

BOARD OF DIRECTORS

A. Except as otherwise provided in this Certificate of Incorporation or the DGCL, and subject to any restrictions provided in the

Current Amended and Restated Certificate of Incorporation	Proposed Second Amended and Restated Certificate of Incorporation

and any Bylaws adopted by the stockholders of the Corporation; provided, however, that no Bylaws hereafter adopted by the stockholders of the Corporation shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.

Section 5.2 Number, Election and Term.

(a) The number of directors of the Corporation, other than those who may be elected by the holders of one or more series of the Preferred Stock voting separately by class or series, shall be fixed from time to time exclusively by the Board pursuant to a resolution adopted by a majority of the Board.

(b) Subject to the rights of the holders of one or more series of Preferred Stock, voting separately by class or series, to elect directors pursuant to the terms of one or more series of Preferred Stock, the election of directors shall be determined by a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon.

(c) Subject to Section 5.5 hereof, a director shall hold office until the next annual meeting and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

(d) Unless and except to the extent that the Bylaws shall so require, the election of directors need not be by written ballot. The holders of shares of Common Stock shall not have cumulative voting rights.

Section 5.3 Newly Created Directorships and Vacancies.

Subject to Section 5.5 hereof, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause may be filled solely and exclusively by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director

Investor Rights Agreement, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. Except as otherwise provided for or fixed pursuant to the Investor Rights Agreement or any certificate of designation with respect to any series of Preferred Stock, the total number of directors shall be determined from time to time exclusively by resolution adopted by the Board of Directors; provided, that any determination by the Board of Directors to increase or decrease the total number of directors shall require the approval of 66 2/3% of the directors present at a meeting at which a quorum is present. The directors (other than those directors elected by the holders of any series of Preferred Stock, voting separately as a series or together with one or more other such series, as the case may be) shall be divided into three classes designated Class I, Class II and Class III, with such division effective immediately following the election of initial directors by the incorporator. Class I directors shall initially serve for a term expiring at the Corporation’s annual meeting of stockholders to be held in 2022, Class II directors shall initially serve for a term expiring at the Corporation’s annual meeting of stockholders to be held in 2023 and Class III directors shall initially serve for a term expiring at the Corporation’s annual meeting of stockholders to be held in 2024. Commencing with the annual meeting of stockholders to be held in 2022, the directors of the class to be elected at each annual meeting shall be elected for a three-year term. In no case shall a decrease in the number of directors remove or shorten the term of any incumbent director. Any such director shall hold office until the annual meeting at which his or her term expires and until his or her successor shall be elected and qualified, or his or her earlier death, resignation, retirement, disqualification or removal from office. The Board of Directors is authorized to assign members of the Board of Directors already in office to their respective class, effective at the time the division of the directors into classes is effective.

B. Without limiting the rights of any party to the Investor Rights Agreement, any newly-created directorship on the Board of Directors

Current Amended and Restated Certificate of Incorporation	Proposed Second Amended and Restated Certificate of Incorporation
(and not by stockholders), and any director so chosen shall hold office for the remainder of the full term of the class of directors to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

that results from an increase in the number of directors and any vacancy occurring in the Board of Directors (whether by death, resignation, retirement, disqualification, removal or other cause) may be filled by the affirmative vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director or by the stockholders; provided, however, that, subject to the aforementioned rights granted to holders of one or more series of Preferred Stock or the rights of any holders of Common Stock pursuant to the Investor Rights Agreement, at any time when the Partners and their Permitted Transferees beneficially own, in the aggregate, less than 50% in voting power of the stock of the Corporation entitled to vote generally in the election of directors, any newly-created directorship on the Board of Directors that results from an increase in the number of directors and any vacancy occurring in the Board of Directors shall be filled only by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders). Any director elected to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall be elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal.

C. Without limiting the rights of any party to the Investor Rights Agreement, any or all of the directors (other than the directors elected by the holders of any series of Preferred Stock of the Corporation, voting separately as a series or together with one or more other such series, as the case may be) may be removed at any time either with or without cause by the affirmative vote of a majority in voting power of all outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class; provided, however, that at any time when the Partners and their Permitted Transferees beneficially own, in the aggregate, less than 50% in voting power of the stock of the Corporation entitled to vote generally in the election of directors, any such director or all such directors may be removed only for cause and only by the affirmative vote of the holders of at least 66 2/3% in voting

	Current Amended and Restated Certificate of Incorporation	Proposed Second Amended and Restated Certificate of Incorporation

power of all the then-outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class.

D. Elections of directors need not be by written ballot unless the Bylaws shall so provide.

E. During any period when the holders of any series of Preferred Stock have the right to elect additional directors, then upon commencement and for the duration of the period during which such right continues: (i) the then otherwise total authorized number of directors of the Corporation shall automatically be increased by such specified number of directors, and the holders of such Preferred Stock shall be entitled to elect the additional directors so provided for or fixed pursuant to said provisions, and (ii) each such additional director shall serve until such director’s successor shall have been duly elected and qualified, or until such director’s right to hold such office terminates pursuant to said provisions, whichever occurs earlier, subject to his or her earlier death, resignation, retirement, disqualification or removal. Except as otherwise provided by the Board of Directors in the resolution or resolutions establishing such series, whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to the provisions of such stock, the terms of office of all such additional directors elected by the holders of such stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate (in which case each such director thereupon shall cease to be qualified as, and shall cease to be, a director) and the total authorized number of directors of the Corporation shall automatically be reduced accordingly.

ARTICLE VI	The current amended and restated certificate of incorporation provides as follows: ARTICLE VI BYLAWS In furtherance and not in limitation of the powers conferred upon it by law, the Board	The provisions relating to the amendment of the certificate of incorporation and bylaws are set forth in Article V of the proposed Second Amended and Restated Certificate of Incorporation whereas they are set forth in Article VI of the current amended and restated certificate of incorporation. The provisions of Article VI of the current amended and restated

Current Amended and Restated Certificate of Incorporation	Proposed Second Amended and Restated Certificate of Incorporation
shall have the power and is expressly authorized to adopt, amend, alter or repeal the Bylaws by the affirmative vote of a majority of the total number of directors present at a regular or special meeting of the Board at which there is a quorum or by unanimous written consent. The Bylaws also may be adopted, amended, altered or repealed by the stockholders of the Corporation; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law or by this Amended and Restated Certificate (including any Preferred Stock Designation), the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders of the Corporation to adopt, amend, alter or repeal the Bylaws; and provided further, however, that no Bylaws hereafter adopted by the stockholders of the Corporation shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.

certificate of incorporation shall be revised and restated in their entirety in Article V of the proposed Second Amended and Restated Certificate of Incorporation as follows:

ARTICLE V

AMENDMENT OF THE CERTIFICATE OF INCORPORATION AND BYLAWS

A. The Corporation reserves the right to amend or repeal this Certificate of Incorporation in the manner now or hereafter prescribed by statute and this Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation. Except as otherwise required by this Certificate of Incorporation or by applicable law, whenever any vote of the holders of stock of the Corporation is required to amend or repeal any provision of this Certificate of Incorporation, such amendment or repeal shall require the affirmative vote of the majority of the outstanding shares of stock of the Corporation entitled to vote on such amendment or repeal, and the affirmative vote of the majority of the outstanding shares of each class entitled to vote thereon as a class. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, at any time when the Partners and their Permitted Transferees (each as defined in that certain Investor Rights Agreement, dated as of June 4, 2021, by and among the GigCapital 4, Inc. a Delaware corporation and predecessor to the Corporation, the Partners, GigAcquisition4, LLC, a Delaware limited liability company (“Sponsor”), and any other parties thereto from time to time (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Investor Rights Agreement”)) beneficially own, in the aggregate, less than 50% in voting power of the stock of the Corporation entitled to vote generally in the election of directors, in addition to any vote required by applicable law, the following provisions in this Certificate of Incorporation may be amended, altered, repealed or rescinded, in whole or in part, or any provision inconsistent therewith or herewith may be adopted, only by the affirmative vote of the holders of at least 66 2/3% in voting power of all the then-outstanding shares of stock of the Corporation

Current Amended and Restated Certificate of Incorporation	Proposed Second Amended and Restated Certificate of Incorporation

entitled to vote thereon, voting together as a single class: this Article V, Article VI and Article IX. For the purposes of this Certificate of Incorporation, beneficial ownership of shares shall be determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

B. The Board of Directors is expressly authorized to make, alter, amend, change, add to, rescind or repeal, in whole or in part, the bylaws of the Corporation (as in effect from time to time, the “Bylaws”) without the assent or vote of the stockholders in any manner not inconsistent with the laws of the State of Delaware, this Certificate of Incorporation or the Investor Rights Agreement. Except as otherwise provided herein, in the Investor Rights Agreement or in the Bylaws, the Bylaws may be amended or repealed, and new Bylaws may be adopted, by the affirmative vote of not less than two thirds (2/3) of the outstanding shares of stock of the Corporation entitled to vote on such amendment, repeal or adoption, voting together as a single class; provided, however, that if the Board of Directors recommends that stockholders approve such amendment or repeal at such meeting of stockholders, such amendment or repeal shall only require the affirmative vote of the majority of the outstanding shares of stock of the Corporation entitled to vote on such amendment or repeal, voting together as a single class. Notwithstanding anything to the contrary contained in this Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote of the stockholders, at any time when the Partners and their Permitted Transferees beneficially own, in the aggregate, less than 50% in voting power of the stock of the Corporation entitled to vote generally in the election of directors, in addition to any vote of the holders of any class or series of capital stock of the Corporation required herein (including any certificate of designation relating to any series of Preferred Stock), by the Bylaws or by applicable law, the affirmative vote of the holders of at least 66 2/3% in voting power of all the then-outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required in order for the

	Current Amended and Restated Certificate of Incorporation	Proposed Second Amended and Restated Certificate of Incorporation

stockholders of the Corporation to amend, alter, rescind, change, add or repeal, in whole or in part, any provision of the Bylaws or to adopt any provision inconsistent therewith; provided, however, that no Bylaw hereafter adopted by the stockholders shall invalidate any prior act of the Board of Directors that was valid at the time of such act prior to the adoption of such Bylaw.

ARTICLE VII

The current amended and restated certificate of incorporation provides as follows:

ARTICLE VII

SPECIAL MEETINGS OF STOCKHOLDERS; ACTION BY WRITTEN CONSENT

Section 7.1 Special Meetings. Subject to the rights, if any, of the holders of any outstanding series of the Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only by the Chairman of the Board, Chief Executive Officer of the Corporation, or the Board pursuant to a resolution adopted by a majority of the Board, and the ability of the stockholders of the Corporation to call a special meeting is hereby specifically denied. Except as provided in the foregoing sentence, special meetings of stockholders of the Corporation may not be called by another person or persons.

Section 7.2 Advance Notice. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.

Section 7.3 Action by Written Consent. Except as may be otherwise provided for or fixed pursuant to this Amended and Restated Certificate (including any Preferred Stock Designation) relating to the rights of the holders of any outstanding series of Preferred Stock, subsequent to the consummation of the Corporation’s initial public offering of securities (the “Offering”), any action required or permitted to be taken by the stockholders of the Corporation must be effected by a duly called annual or special meeting of such

The provisions relating to the consent of stockholders in lieu of a meeting and meetings of the stockholders are set forth in Article VIII of the proposed Second Amended and Restated Certificate of Incorporation whereas they are set forth in Article VII of the current amended and restated certificate of incorporation. The provisions of Article VII of the current amended and restated certificate of incorporation shall be revised and restated in their entirety in Article VIII of the proposed Second Amended and Restated Certificate of Incorporation as follows:

ARTICLE VIII

CONSENT OF STOCKHOLDERS IN LIEU OF MEETING, ANNUAL AND SPECIAL MEETINGS OF STOCKHOLDERS

A. At any time when the Partners and their Permitted Transferees beneficially own, in the aggregate, 50% or more of the voting power of the stock of the Corporation entitled to vote generally in the election of directors, any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the books in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be

	Current Amended and Restated Certificate of Incorporation	Proposed Second Amended and Restated Certificate of Incorporation
stockholders and may not be effected by written consent of the stockholders of the Corporation.

made by hand, or by certified or registered mail, return receipt requested. At any time when the Partners and their Permitted Transferees beneficially own, in the aggregate, less than 50% of the voting power of the stock of the Corporation entitled to vote generally in the election of directors, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent by such holders; provided, however, that any action required or permitted to be taken by the holders of Preferred Stock, voting separately as a series or separately as a class with one or more other such series, may be taken without a meeting, without prior notice and without a vote, to the extent expressly so provided by the applicable certificate of designation relating to such series of Preferred Stock. Whenever this paragraph permits stockholders to act by consent, the Bylaws shall not contain any provision that impedes or delays such an action by consent and shall not contain any provision requiring the stockholders to request that the Board fix a record date in connection therewith.

B. Except as otherwise required by law and subject to the rights of the holders of any series of Preferred Stock, special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time only by or at the direction of the Board of Directors or the Chairman of the Board of Directors.

C. An annual meeting of stockholders for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, if any, on such date, and at such time as shall be fixed exclusively by resolution of the Board of Directors or a duly authorized committee thereof.

ARTICLE VIII	The current amended and restated certificate of incorporation provides as follows:	The provisions relating to the limitation of director liability are set forth in Article VII of the proposed Second Amended and Restated Certificate of Incorporation whereas they are set forth in Article VIII of the current amended and restated certificate of incorporation. The

Current Amended and Restated Certificate of Incorporation	Proposed Second Amended and Restated Certificate of Incorporation

ARTICLE VIII

LIMITED LIABILITY; INDEMNIFICATION

Section 8.1 Limitation of Director Liability.

A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended unless a director violated his or her duty of loyalty to the Corporation or its stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived improper personal benefit from his or her actions as a director. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

Section 8.2 Indemnification and Advancement of Expenses.

(a) To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, provisions of Article VIII of the current amended and restated certificate of incorporation shall be revised and restated in their entirety in Article VII of the proposed Second Amended and Restated Certificate of Incorporation as follows:

ARTICLE VII

LIMITATION OF DIRECTOR LIABILITY

A. To the fullest extent permitted by the DGCL as it now exists or may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty owed to the Corporation or its stockholders.

B. Neither the amendment nor repeal of this Article VII, nor the adoption of any provision of this Certificate of Incorporation, nor, to the fullest extent permitted by the DGCL, any modification of law shall eliminate, reduce or otherwise adversely affect any right or protection of a current or former director of the Corporation existing at the time of such amendment, repeal, adoption or modification.

C. Notwithstanding anything herein to the contrary, the affirmative vote of not less than two thirds (2/3) of the outstanding shares of stock of the Corporation entitled to vote thereon, and the affirmative vote of not less than two thirds (2/3) of the outstanding shares of each class entitled to vote thereon as a class, shall be required to amend or repeal any provision of this Article VII.

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employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred by such indemnitee in connection with such proceeding. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by an indemnitee in defending or otherwise participating in any proceeding in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking, by or on behalf of the indemnitee, to repay all amounts so advanced if it shall ultimately be determined that the indemnitee is not entitled to be indemnified under this Section 8.2 or otherwise. The rights to indemnification and advancement of expenses conferred by this Section 8.2 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the foregoing provisions of this Section 8.2 (a), except for proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify and advance expenses to an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board.

(b) The rights to indemnification and advancement of expenses conferred on any indemnitee by this Section 8.2 shall not be exclusive of any other rights that any indemnitee may have or hereafter acquire under law, this Amended and Restated Certificate, the Bylaws, an agreement, vote of stockholders or disinterested directors, or otherwise.

(c) Any repeal or amendment of this Section 8.2 by the stockholders of the Corporation or by changes in law, or the

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adoption of any other provision of this Amended and Restated Certificate inconsistent with this Section 8.2, shall, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and shall not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any proceeding (regardless of when such proceeding is first threatened, commenced or completed) arising out of, or related to, any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

(d) This Section 8.2 shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than indemnitees.

ARTICLE IX

The current amended and restated certificate of incorporation provides as follows:

ARTICLE IX

BUSINESS COMBINATION REQUIREMENTS; EXISTENCE

Section 9.1 General.

(a) The provisions of this Article IX shall apply during the period commencing upon the effectiveness of this Amended and Restated Certificate and terminating upon the consummation of the Corporation’s initial Business Combination and no amendment to this Article IX shall be effective prior to the consummation of the initial Business Combination unless approved by the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Common Stock.

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form

The provisions relating to business combinations are set forth in Article X of the proposed Second Amended and Restated Certificate of Incorporation whereas they are set forth in Article IX of the current amended and restated certificate of incorporation. The provisions of Article IX of the current amended and restated certificate of incorporation shall be revised and restated in their entirety in Article X of the proposed Second Amended and Restated Certificate of Incorporation as follows:

ARTICLE X

DGCL SECTION 203 AND BUSINESS COMBINATIONS

A. The Corporation hereby expressly elects not to be governed by Section 203 of the DGCL.

B. Notwithstanding the foregoing, the Corporation shall not engage in any business combination (as defined below), at any point in time at which the Corporation’s Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, with any interested stockholder (as defined below) for a period of three (3) years following the time that such stockholder became an interested stockholder, unless:

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S-1, as initially filed with the Securities and Exchange Commission on January 21, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the payment of deferred underwriting commissions and the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination within 24 months from the closing of the Offering, and (iii) the redemption of shares in connection with a vote seeking to amend any provisions of the Amended and Restated Certificate relating to the Corporation’s pre-initial Business Combination activity and related stockholders’ rights (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are Founders (as such term is defined in the Registration Statement), officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

Section 9.2 Redemption Rights.

(a) Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the

1. prior to such time, the Board of Directors approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder; or

2. upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock (as defined below) of the Corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned by (i) persons who are directors and also officers and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

3. at or subsequent to such time, the business combination is approved by the Board of Directors and authorized at an annual or special meeting of stockholders, and not by written consent (notwithstanding the provisions of Article VIII hereof), by the affirmative vote of at least 66 2/3% of the outstanding voting stock of the Corporation that is not owned by the interested stockholder; or

4. the stockholder became an interested stockholder inadvertently and (i) as soon as practicable divested itself of ownership of sufficient shares so that the stockholder ceased to be an interested stockholder and (ii) was not, at any time within the three-year period immediately prior to a business combination between the Corporation and such stockholder, an interested stockholder but for the inadvertent acquisition of ownership.

C. For purposes of this Article X, references to:

1. “AE” means AE Industrial Partners, LP and its affiliates, together with their respective affiliates, subsidiaries, successors and assigns (other than the Corporation and its subsidiaries).

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“Redemption Price”); provided, however, that the Corporation shall not redeem Offering Shares to the extent that such redemption would result in the Corporation’s failure to have net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor rule)) of at least $5,000,001 or any greater net tangible asset or cash requirement which may be contained in the agreement relating to the initial Business Combination upon consummation of the initial Business Combination (such limitation hereinafter called the “Redemption Limitation”). Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any rights or warrants issued pursuant to the Offering. (b) If the Corporation offers to redeem the Offering Shares other than in conjunction with a stockholder vote on an initial Business Combination with a proxy solicitation pursuant to Regulation 14A of the Exchange Act (or any successor rules or regulations) and filing proxy materials with the Securities and Exchange Commission (the “SEC”), the Corporation shall offer to redeem the Offering Shares upon the consummation of the initial Business Combination, subject to lawfully available funds therefor, in accordance with the provisions of Section 9.2(a) hereof pursuant to a tender offer in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act (or any successor rule or regulation) (such rules and regulations hereinafter called the “Tender Offer Rules”) which it shall commence prior to the consummation of the initial Business Combination and shall file tender offer documents with the SEC prior to the consummation of the initial Business Combination that contain substantially the same financial and other information about the initial Business Combination and the Redemption Rights as is required under Regulation 14A of the Exchange Act (or any successor rule or regulation) (such rules and regulations hereinafter called the “Proxy Solicitation Rules”), even if such information is not required under the Tender Offer Rules; provided, however, that if a stockholder

2. “AE Direct Transferee” means any person that acquires (other than in a registered public offering) directly from AE or any of its successors or any “group,” or any member of any such group, of which such persons are a party under Rule 13d-5 of the Exchange Act beneficial ownership of 15% or more of the then outstanding voting stock of the Corporation.

3. “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person.

4. “associate,” when used to indicate a relationship with any person, means: (i) any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock; (ii) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.

5. “business combination,” when used in reference to the Corporation and any interested stockholder of the Corporation, means:

(i)    any merger or consolidation of the Corporation (other than a merger effected pursuant to Section 253 or 267 of the DGCL) or any direct or indirect majority-owned subsidiary of the Corporation (a) with the interested stockholder, or (b) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the interested stockholder and as a result of such merger or consolidation Section (B) of this Article X is not applicable to the surviving entity;

(ii)    any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Corporation, to or with the interested stockholder, whether as part of a dissolution or

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vote is required by law to approve the proposed initial Business Combination, or the Corporation decides to submit the proposed initial Business Combination to the stockholders for their approval for business or other legal reasons, the Corporation shall offer to redeem the Offering Shares, subject to lawfully available funds therefor, in accordance with the provisions of Section 9.2(a) hereof in conjunction with a proxy solicitation pursuant to the Proxy Solicitation Rules (and not the Tender Offer Rules) at a price per share equal to the Redemption Price calculated in accordance with the following provisions of this Section 9.2(b). In the event that the Corporation offers to redeem the Offering Shares pursuant to a tender offer in accordance with the Tender Offer Rules, the Redemption Price per share of the Common Stock payable to holders of the Offering Shares tendering their Offering Shares pursuant to such tender offer shall be equal to the quotient obtained by dividing: (i) the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest not previously released to the Corporation to pay its taxes, by (ii) the total number of then outstanding Offering Shares. If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on the proposed initial Business Combination pursuant to a proxy solicitation, the Redemption Price per share of the Common Stock payable to holders of the Offering Shares exercising their Redemption Rights shall be equal to the quotient obtained by dividing (a) the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest not previously released to the Corporation to pay its taxes, by (b) the total number of then outstanding Offering Shares.

(c) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination pursuant to a proxy solicitation, a Public Stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Corporation;

(iii)    any transaction that results in the issuance or transfer by the Corporation or by any direct or indirect majority-owned subsidiary of the Corporation of any stock of the Corporation or of such subsidiary to the interested stockholder, except: (a) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which securities were outstanding prior to the time that the interested stockholder became such; (b) pursuant to a merger under Section 251(g), 253 or 267 of the DGCL; (c) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which security is distributed, pro rata to all holders of a class or series of stock of the Corporation subsequent to the time the interested stockholder became such; (d) pursuant to an exchange offer by the Corporation to purchase stock made on the same terms to all holders of said stock; or (e) any issuance or transfer of stock by the Corporation; provided, however, that in no case under items (c)-(e) of this subsection (iii) shall there be an increase in the interested stockholder’s proportionate share of the stock of any class or series of the Corporation or of the voting stock of the Corporation (except as a result of immaterial changes due to fractional share adjustments);

(iv)    any transaction involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation that has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the Corporation or of any such subsidiary that is

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as a “group” (as defined under Section 13(d)(3) of the Exchange Act), shall be restricted from seeking Redemption Rights with respect to more than an aggregate of 15% of the Offering Shares without the prior consent of the Corporation.

(d) In the event that the Corporation has not consummated an initial Business Combination within 24 months from the closing of the Offering, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

(e) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if (i) such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination and (ii) the Redemption Limitation is not exceeded.

(f) If the Corporation conducts a tender offer pursuant to Section 9.2(b), the owned by the interested stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder; or

(v)     any receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of the Corporation), of any loans, advances, guarantees, pledges, or other financial benefits (other than those expressly permitted in subsections (i)-(iv) above) provided by or through the Corporation or any direct or indirect majority-owned subsidiary.

6. “control,” including the terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract, or otherwise. A person who is the owner of 20% or more of the outstanding voting stock of the Corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this Article X, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.

7. “interested stockholder” means any person (other than the Corporation or any direct or indirect majority-owned subsidiary of the Corporation) that (i) is the owner of 15% or more of the outstanding voting stock of the Corporation, (ii) is an affiliate or associate of the Corporation and was the owner of 15% or more of the outstanding voting stock of the Corporation at any time within the three (3) year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder or (iii) the affiliates and associates of any such person described in clauses (i) and (ii);

Current Amended and Restated Certificate of Incorporation	Proposed Second Amended and Restated Certificate of Incorporation

Corporation shall consummate the proposed initial Business Combination only if the Redemption Limitation is not exceeded.

Section 9.3 Distributions from the Trust Account.

(a) A Public Stockholder shall be entitled to receive funds from the Trust Account only as provided in Sections 9.2(a), 9.2(b), 9.2(d) or 9.7 hereof. In no other circumstances shall a Public Stockholder have any right or interest of any kind in or to distributions from the Trust Account, and no stockholder other than a Public Stockholder shall have any interest in or to the Trust Account.

(b) Each Public Stockholder that does not exercise its Redemption Rights shall retain its interest in the Corporation and shall be deemed to have given its consent to the release of the remaining funds in the Trust Account to the Corporation, and following payment to any Public Stockholders exercising their Redemption Rights, the remaining funds in the Trust Account shall be released to the Corporation.

(c) The exercise by a Public Stockholder of the Redemption Rights shall be conditioned on such Public Stockholder following the specific procedures for redemptions set forth by the Corporation in any applicable tender offer or proxy materials sent to the Public Stockholders relating to the proposed initial Business Combination. Payment of the amounts necessary to satisfy the Redemption Rights properly exercised shall be made as promptly as practical after the consummation of the initial Business Combination.

Section 9.4 Share Issuances. Prior to the consummation of the Corporation’s initial Business Combination, the Corporation shall not issue any additional shares of capital stock of the Corporation that would entitle the holders thereof to receive funds from the Trust Account or vote on any initial Business Combination, on any pre-Business provided, however, that “interested stockholder” shall not include (a) AE or any AE Direct Transferee, or any of their respective affiliates or successors or any “group,” or any member of any such group, to which such persons are a party under Rule 13d-5 of the Exchange Act, or (b) any person whose ownership of shares in excess of the 15% limitation set forth herein is the result of any action taken solely by the Corporation; provided, that such person specified in this clause (b) shall be an interested stockholder if thereafter such person acquires additional shares of voting stock of the Corporation, except as a result of (x) further corporate action not caused, directly or indirectly, by such person or (y) an acquisition of a de minimis number of such additional shares. For the purpose of determining whether a person is an interested stockholder, the voting stock of the Corporation deemed to be outstanding shall include stock deemed to be owned by the person through application of the definition of “owner” below but shall not include any other unissued stock of the Corporation that may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

8. “owner,” including the terms “own” and “owned,” when used with respect to any stock, means a person that individually or with or through any of its affiliates or associates:

(i)beneficially owns such stock, directly or indirectly; or

(ii)has (a) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person’s affiliates or associates until such tendered stock is accepted for purchase or exchange; or (b) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of

	Current Amended and Restated Certificate of Incorporation	Proposed Second Amended and Restated Certificate of Incorporation

Combination activity or on any amendment to this Article IX.

Section 9.5 Transactions with Affiliates. In the event the Corporation enters into an initial Business Combination with a target business that is affiliated with any of the Founders, any director or officer of the Corporation or any of their respective affiliates, the Corporation, or a committee of the independent directors of the Corporation, shall obtain an opinion from an independent accounting firm or an independent investment banking firm that is a member of the Financial Industry Regulatory Authority that such Business Combination is fair to the Corporation from a financial point of view.

Section 9.6 No Transactions with Other Blank Check Companies. The Corporation shall not enter into an initial Business Combination with another blank check company or a similar company with nominal operations.

Section 9.7 Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to this Article IX, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes, divided by the number of then outstanding Offering Shares; provided, however, that any such amendment will be voided, and this Article IX will remain unchanged, if any stockholders who wish to redeem are unable to redeem due to the Redemption Limitation.

such person’s right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to ten (10) or more persons; or

(iii)has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (b) of subsection (ii) above), or disposing of such stock with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such stock.

9. “person” means any individual, corporation, partnership, unincorporated association or other entity.

10. “stock” means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.

11.“voting stock” means stock of any class or series entitled to vote generally in the election of directors and, with respect to any entity that is not a corporation, any equity interest entitled to vote generally in the election of the governing body of such entity. Every reference in this Article X to a percentage of voting stock shall refer to such percentage of the votes of such voting stock.

ARTICLE X

The current amended and restated certificate of incorporation provides as follows:

ARTICLE X

CORPORATE OPPORTUNITY

To the extent allowed by law, the doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its officers or directors, and the Corporation renounces

The provisions relating to the competition and corporate opportunities are set forth in Article IX of the proposed Second Amended and Restated Certificate of Incorporation whereas they are set forth in Article X of the current amended and restated certificate of incorporation. The provisions of Article X of the current amended and restated certificate of incorporation shall be revised and restated in their entirety in Article IX of the proposed

Current Amended and Restated Certificate of Incorporation	Proposed Second Amended and Restated Certificate of Incorporation
any expectancy that any of the directors or officers of the Corporation will offer any such corporate opportunity of which he or she may become aware to the Corporation, except, the doctrine of corporate opportunity shall apply with respect to any of the directors or officers of the Corporation only with respect to a corporate opportunity that was offered to such person solely in his or her capacity as a director or officer of the Corporation and such opportunity is one the Corporation is legally and contractually permitted to undertake and would otherwise be reasonable for the Corporation to pursue, and to the extent the director or officer is permitted to refer that opportunity to the Corporation without violating any legal obligation.

Second Amended and Restated Certificate of Incorporation as follows:

ARTICLE IX

COMPETITION AND CORPORATE OPPORTUNITIES

A. In recognition and anticipation that (i) certain directors, principals, officers, employees and/or other representatives of AE Industrial Partners, LP (“AE LP”) and its affiliated PE Funds (as defined in the Investor Rights Agreement and, together with AE LP, for purposes of this Article IX, “AE”), Institutional Partners (as defined in the Investor Rights Agreement), Sponsor and their respective Affiliates (as defined below) may serve as directors, officers or agents of the Corporation, (ii) AE, the Institutional Partners, Sponsor and their respective Affiliates, including (I) any portfolio company in which they or any of their respective investment fund Affiliates have made a debt or equity investment (and vice versa) or (II) any of their respective limited partners, non-managing members or other similar direct or indirect investors may now engage and may continue to engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage, and (iii) members of the Board of Directors who are not employees of the Corporation (“Non-Employee Directors”) and their respective Affiliates, including (I) any portfolio company in which they or any of their respective investment fund Affiliates have made a debt or equity investment (and vice versa) or (II) any of their respective limited partners, non-managing members or other similar direct or indirect investors may now engage and may continue to engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage, the provisions of this Article IX are set forth to regulate and define the conduct of certain affairs of the Corporation with respect to

Current Amended and Restated Certificate of Incorporation	Proposed Second Amended and Restated Certificate of Incorporation

certain classes or categories of business opportunities as they may involve AE, any Institutional Partner, Sponsor, the Non-Employee Directors or their respective Affiliates and the powers, rights, duties and liabilities of the Corporation and its directors, officers and stockholders in connection therewith.

B. None of (i) AE, (ii) any Institutional Partner, (iii) Sponsor or (iv) any Non-Employee Director (including any Non-Employee Director who serves as an officer of the Corporation in both his or her director and officer capacities) or their respective Affiliates (the Persons (as defined below) identified in (i), (ii), (iii) and (iv) above being referred to, collectively, as “Identified Persons” and, individually, as an “Identified Person”) shall, to the fullest extent permitted by law, have any duty to refrain from directly or indirectly (1) engaging in and possessing interests in other business ventures of every type and description, including those engaged in the same or similar business activities or lines of business in which the Corporation or any of its subsidiaries now engages or proposes to engage or (2) competing with the Corporation or any of its subsidiaries, on its own account, or in partnership with, or as an employee, officer, director or shareholder of any other Person, and, to the fullest extent permitted by law, no Identified Person shall be liable to the Corporation or its stockholders or to any Affiliate of the Corporation for breach of any fiduciary duty solely by reason of the fact that such Identified Person engages in any such activities. To the fullest extent permitted from time to time by the laws of the State of Delaware, the Corporation hereby renounces any interest or expectancy in, or right to be offered an opportunity to participate in, any business opportunity that may be a corporate opportunity for an Identified Person and the Corporation or any of its Affiliates, except as provided in Section (C) of this Article IX. Subject to said Section (C) of this Article IX, in the event that any Identified Person acquires knowledge of a potential transaction or matter that may be a corporate or other business opportunity for itself, herself or himself, or any of its or his or her Affiliates, and the Corporation or any of its Affiliates, such

Current Amended and Restated Certificate of Incorporation	Proposed Second Amended and Restated Certificate of Incorporation

Identified Person shall, to the fullest extent permitted by law, have no duty (fiduciary, contractual or otherwise) to communicate or present such transaction or matter to the Corporation or any of its subsidiaries or any Institutional Partner, as the case may be and, to the fullest extent permitted by law, shall not be liable to the Corporation or its stockholders or to any subsidiary of the Corporation or any Institutional Partner for breach of any duty (fiduciary, contractual or otherwise) as a stockholder, director or officer of the Corporation by reason of the fact that such Identified Person, directly or indirectly, pursues or acquires such opportunity for itself, herself or himself, directs such opportunity to another Person or does not present such opportunity to the Corporation or any of its subsidiaries or any Institutional Partner (or its Affiliates).

C. The Corporation does not renounce its interest in any corporate opportunity offered to any Non-Employee Director (including any Non-Employee Director who serves as an officer of this Corporation) if such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of the Corporation, and the provisions of Section (B) of this Article IX shall not apply to any such corporate opportunity.

D. In addition to and notwithstanding the foregoing provisions of this Article IX, a corporate opportunity shall not be deemed to be a potential corporate opportunity for the Corporation if it is a business opportunity that (i) the Corporation is neither financially or legally able, nor contractually permitted to undertake, (ii) from its nature, is not in the line of the Corporation’s business or is of no practical advantage to the Corporation or (iii) is one in which the Corporation has no interest or reasonable expectancy.

E. For purposes of this Article IX, (i) “Affiliate” shall mean (a) in respect of AE or any Institutional Partner or Sponsor, any Person that, directly or indirectly, is controlled by AE or such Institutional Partner or Sponsor (as applicable), controls AE or such Partner or Sponsor (as applicable) or is under common control with AE, such Institutional Partner or

	Current Amended and Restated Certificate of Incorporation	Proposed Second Amended and Restated Certificate of Incorporation

Sponsor (as applicable) and shall include any principal, member, director, partner, stockholder, officer, employee or other representative of any of the foregoing (other than the Corporation and any entity that is controlled by the Corporation), (b) in respect of a Non-Employee Director, any Person that, directly or indirectly, is controlled by such Non-Employee Director (other than the Corporation and any entity that is controlled by the Corporation) and (c) in respect of the Corporation, any Person that, directly or indirectly, is controlled by the Corporation; and (ii) “Person” shall mean any individual, corporation, general or limited partnership, limited liability company, joint venture, trust, association or any other entity.

F. To the fullest extent permitted by law, any Person purchasing or otherwise acquiring any interest in any shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article IX.

ARTICLE XI

The current amended and restated certificate of incorporation provides as follows:

ARTICLE XI

AMENDMENT OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate (including any Preferred Stock Designation), and other provisions authorized by the laws of the State of Delaware at the time in force that may be added or inserted, in the manner now or hereafter prescribed by this Amended and Restated Certificate and the DGCL; and, except as set forth in Article VIII, all rights, preferences and privileges of whatever nature herein conferred upon stockholders, directors or any other persons by and pursuant to this Amended and Restated Certificate in its present form or as hereafter amended are granted subject to the right reserved in this Article XI; provided, however, that Article IX of this Amended and Restated

The provisions of Article XI of the current amended and restated certificate of incorporation are revised and stated in Article V as described above.

	Current Amended and Restated Certificate of Incorporation	Proposed Second Amended and Restated Certificate of Incorporation
Certificate may be amended only as provided therein.
ARTICLE XII

The current amended and restated certificate of incorporation provides as follows:

ARTICLE XII

EXCLUSIVE FORUM FOR CERTAIN LAWSUITS

Section 12.1 Forum. Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation, its directors, officers or employees arising pursuant to any provision of the DGCL or this Amended and Restated Certificate or the Bylaws, or (iv) any action asserting a claim against the Corporation, its directors, officers or employees governed by the internal affairs doctrine and, if brought outside of Delaware, the stockholder bringing the suit will be deemed to have consented to service of process on such stockholder’s counsel except any action (A) as to which the Court of Chancery in the State of Delaware determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), (B) which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, (C) for which the Court of Chancery does not have subject matter jurisdiction, or (D) any action arising under the Securities Act of 1933, as amended, as to which the Court of Chancery and the federal district court for the District of Delaware shall have concurrent jurisdiction. Notwithstanding the foregoing, the provisions of this Section 12.1 will not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction.

The provisions relating to forum are set forth in Section A of Article XI of the proposed Second Amended and Restated Certificate of Incorporation whereas they are set forth in Article XII of the current amended and restated certificate of incorporation. The existing provisions of Article XII of the current amended and restated certificate of incorporation shall be revised and restated in their entirety in Section A of Article XI of the proposed Second Amended and Restated Certificate of Incorporation as follows:

ARTICLE XI

MISCELLANEOUS

A.    Forum.

1. Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for: (i) any derivative action or proceeding brought on behalf of the Corporation; (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director or officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders; (iii) any action asserting a claim against the Corporation or any current or former director or officer or other employee of the Corporation arising pursuant to any provision of the DGCL or the Corporation’s Certificate of Incorporation or Bylaws (as either may be amended, restated, modified, supplemented or waived from time to time); (iv) any action asserting a claim against the Corporation or any current or former director or officer or other employee of the Corporation governed by the internal affairs doctrine; or (v) any action asserting an “internal corporate claim” as that term is defined in Section 115 of the DGCL, shall be a state court located within the State of Delaware (or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware). For the avoidance of doubt, this Article XI(A)(1) shall not apply to any action or proceeding asserting a claim under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act.

	Current Amended and Restated Certificate of Incorporation	Proposed Second Amended and Restated Certificate of Incorporation

Section 12.2 Consent to Jurisdiction. If any action the subject matter of which is within the scope of Section 12.1 immediately above is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce Section 12.1 immediately above (an “FSC Enforcement Action”) and (ii) having service of process made upon such stockholder in any such FSC Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

2. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act.

All references to “Section 12.1” in the existing Section 12.2 shall be revised and restated it refer to Article XI(A). Further Section 12.2 shall be renamed to Article XI(B).

ARTICLE XIII

The current amended and restated certificate of incorporation provides as follows:

ARTICLE XIII

SEVERABILITY

If any provision or provisions (or any part thereof) of this Amended and Restated Certificate shall be held to be invalid, illegal or unenforceable as applied to any person, entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Amended and Restated Certificate (including, without limitation, each portion of any paragraph of this Amended and Restated Certificate containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby, and (ii) the provisions of this Amended and Restated Certificate (including, without limitation, each portion of any paragraph of this Amended and Restated Certificate containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service or for the benefit of the

The provisions relating to severability are set forth in Section C of Article XI of the proposed Second Amended and Restated Certificate of Incorporation whereas they are set forth in Article XIII of the current amended and restated certificate of incorporation. The existing provisions of Article XIII of the current amended and restated certificate of incorporation shall be revised and restated in their entirety in Section C of Article XI of the proposed Second Amended and Restated Certificate of Incorporation as follows:

ARTICLE XI

MISCELLANEOUS

C. Severability. If any provision or provisions in the Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision or provisions in any other circumstance and of the remaining provisions in the Certificate of Incorporation and the application of such provision or provisions to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

	Current Amended and Restated Certificate of Incorporation	Proposed Second Amended and Restated Certificate of Incorporation
Corporation to the fullest extent permitted by law
Additional Provisions	None.

The proposed Second Amended and Restated Certificate of Incorporation includes the following provisions:

ARTICLE XI

MISCELLANEOUS

D. Facts Ascertainable. When the terms of this Certificate of Incorporation refer to a specific agreement or other document or a decision by any body, person or entity to determine the meaning or operation of a provision hereof, the secretary of the Corporation shall maintain a copy of such agreement, document or decision at the principal executive offices of the Corporation and a copy thereof shall be provided free of charge to any stockholder who makes a request therefor.

F. Deemed Notice and Consent. Any person (as defined in Article X) purchasing or otherwise acquiring any security of the Corporation shall be deemed to have notice of and consented to this Article XI.

Vote Required for Approval

The affirmative vote of holders of a majority of the outstanding shares of our Common Stock entitled to vote thereon at the Special Meeting is required to approve this Proposal No. 4. Abstentions or the failure to vote on Proposal No. 4 will have the same effect as a vote “AGAINST” Proposal No. 4.

This Proposal No. 4 is conditioned upon the approval and completion of the Business Combination Proposal. If the Business Combination Proposal is not approved, Proposal No. 4 will have no effect, even if approved by our stockholders.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT

OUR STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 4.

PROPOSAL NO. 5—APPROVAL OF THE BIGBEAR.AI HOLDINGS, INC. 2021 LONG-TERM INCENTIVE PLAN AND BIGBEAR.AI HOLDINGS, INC. 2021 EMPLOYEE STOCK PURCHASE PLAN, INCLUDING THE AUTHORIZATION OF THE INITIAL SHARE RESERVES

PROPOSAL NO. 5(A)—LONG-TERM INCENTIVE PLAN PROPOSAL

Overview

We are asking our stockholders to approve and adopt the BigBear.ai Holdings, Inc. 2021 Long-Term Incentive Plan (which we refer to as the “2021 Plan”). The Board has approved the 2021 Plan prior to the Special Meeting, subject to approval by our stockholders.

The 2021 Plan will provide for the grant of options, stock appreciation rights, restricted stock, restricted stock units, performance awards, stock awards, dividend equivalents, other stock-based awards, cash awards and substitute awards intended to align the interests of our service providers with those of our stockholders. The 2021 Plan is described in more detail below. A copy of the 2021 Plan is attached to this proxy statement as Annex H.

Summary of the 2021 Plan

This section summarizes material features of the 2021 Plan. The summary is qualified in its entirety by reference to the complete text of the 2021 Plan.

Securities to be Offered

The aggregate number of shares of common stock that may be issued or used for reference purposes or with respect to which awards may be granted under the 2021 Plan shall not exceed an amount equal to 10% of the fully diluted capitalization of the post-combination company following the closing of the Business Combination (subject to adjustment in the event of certain transactions or changes of capitalization in accordance with the 2021 Plan) (the “Initial Share Reserve”). The number of shares available for issuance under the Plan will be subject to an annual increase on the first day of each calendar year beginning January 1, 2022 and ending and including January 1, 2031, equal to the lesser of (i) 5% of the aggregate number of shares outstanding on the final day of the immediately preceding calendar year and (ii) any such smaller number of shares as is determined by the New BigBear Board. The aggregate number of shares that may be issued or used under the 2021 Plan pursuant to incentive stock options (“ISOs”) shall not exceed an amount equal to the Initial Share Reserve. Shares of common stock subject to an award that expires or is canceled, forfeited, settled in cash, or otherwise terminated without delivery of shares and shares withheld to pay the exercise price of, or to satisfy the withholding obligations with respect to, an award will again be available for delivery pursuant to other awards under the 2021 Plan. The number of shares available for issuance under the 2021 Plan will not be reduced by shares issued pursuant to awards issued or assumed in connection with a merger or acquisition as contemplated by applicable stock exchange rules.

Administration

The 2021 Plan will be administered by a committee of the New BigBear Board authorized by the BigBear Board to administer the 2021 Plan, or if no committee is so authorized, by the New BigBear Board (as applicable, the “Administrator”). The Administrator has broad discretion to administer the 2021 Plan, including the power to determine the eligible individuals to whom awards will be granted, the number and type of awards to be granted, and the terms and conditions of awards. The Administrator may also accelerate the vesting or exercise of any award and make all other determinations and take all other actions necessary or advisable for the administration of the 2021 Plan. To the extent the Administrator is not the New BigBear Board, the New BigBear Board will retain the authority to take all actions permitted by the Administrator under the 2021 Plan.

Eligibility

Our employees, consultants, and non-employee directors, and the employees, consultants, and non-employee directors of our affiliates, will be eligible to receive awards under the 2021 Plan. As stated above, the basis for participation in the 2021 Plan is the Administrator’s decision to select, in its sole discretion, participants from among those eligible. As of June 30, 2021, BigBear and its affiliates have approximately 620 employees, 20 consultants and 3 non-employee directors who will be eligible to participate in the 2021 Plan.

Grants to Non-Employee Directors

The fair value of any awards granted under the 2021 Plan to a non-employee director as compensation for services on the New BigBear Board, during any one fiscal year, taken together with any cash fees paid or awards granted under any other equity compensation plan to such non-employee director during such period in respect of the non-employee director’s services as a member of the New BigBear Board during such year, may not exceed $750,000, provided that in any calendar year in which a non-employee director (i) first commences service on the New BigBear Board, (ii) serves on a special committee of the New BigBear Board, or (iii) serves as lead director or chairman of the New BigBear Board, additional compensation may be provided to such non-employee director in excess of such limit.

Types of Awards

Options

We may grant options to eligible persons, except that ISOs may only be granted to persons who are our employees or employees of one of our subsidiaries, in accordance with Section 422 of the Code. The exercise price of an option cannot be less than 100% of the fair market value of a share of common stock on the date on which the option is granted and the option must not be exercisable for longer than 10 years following the date of grant. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of our equity securities, the exercise price of the option must be at least 110% of the fair market value of a share of common stock on the date of grant and the option must not be exercisable more than five years from the date of grant.

Options granted under the 2021 Plan generally must be exercised by the optionee before the earlier of the expiration of such option or at such time or times as shall be determined by the Administrator at the time of grant. Each option award agreement will set forth the extent to which the optionee will have the right to exercise the option following the termination of the optionee’s service with us, and the right to exercise the option of any executors or administrators of the optionee’s estate or any person who has acquired such options directly from the optionee by bequest or inheritance.

Payment of the exercise price may be made in a manner approved by the Administrator, which may include (i) immediately available funds in U.S. dollars, (ii) delivery of common stock having a value equal to the exercise price, (iii) a broker assisted cashless exercise, or (iv) any other means approved by the Administrator.

SARs

A stock appreciation right (“SAR”) is the right to receive an amount equal to the excess of the fair market value of one share of common stock on the date of exercise over the grant price of the SAR. The grant price of a SAR cannot be less than 100% of the fair market value of a share of common stock on the date on which the SAR is granted. The term of a SAR may not exceed 10 years. The Administrator will have the discretion to determine other terms and conditions of a SAR award.

Restricted Share Awards

A restricted share award is a grant of shares of common stock subject to the restrictions on transferability and risk of forfeiture imposed by the Administrator. Unless otherwise determined by the Administrator and specified in the applicable award agreement, the holder of a restricted share award will have rights as a shareholder, including the right to vote the shares of common stock subject to the restricted share award and to receive dividends on the shares of common stock subject to the restricted share award during the restriction period. In the discretion of the Administrator, dividends distributed prior to vesting may be subject to the same restrictions and risk of forfeiture as the restricted shares with respect to which the distribution was made.

Restricted Share Units (“RSUs”)

An RSU is a right to receive cash, shares of common stock, or a combination of cash and shares of common stock at the end of a specified period equal to the fair market value of one share of common stock on the date of vesting. RSUs may be subject to the restrictions, including a risk of forfeiture, imposed by the Administrator.

Share Awards

A share award is a transfer of unrestricted shares of common stock on terms and conditions, if any, determined by the Administrator.

Dividend Equivalents

Dividend equivalents entitle a participant to receive cash, shares of common stock, other awards, or other property equal in value to dividends or other distributions paid with respect to a specified number of shares of common stock. Dividend equivalents may be granted on a free-standing basis or in connection with another award, provided that if dividend equivalents are declared during the period that an award is outstanding, such dividend equivalents will either (i) not be paid or credited with respect to such award or (ii) be paid currently or credited to an account for the participant and subject to the same terms and restrictions (including vesting requirement(s)) as the applicable award. No divided equivalents will be paid on options or SARs.

Performance Awards

Performance awards entitle participants to cash, common stock, other property, or any combination thereof payable upon the attainment of specific performance goals either alone or in addition to other awards.

Other Share-Based Awards

Other share-based awards are awards denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, the value of our shares of common stock.

Cash Awards

Cash awards may be granted on a free-standing basis or as an element of, a supplement to, or in lieu of any other award.

Substitute Awards

Awards may be granted in substitution or exchange for any other award granted under the 2021 Plan or under another equity incentive plan or any other right of an eligible person to receive payment from us. Awards may also be granted under the 2021 Plan in substitution for similar awards held for individuals who become participants as a result of a merger, consolidation, or acquisition of another entity by or with us or one of our affiliates.

Certain Transactions

If any change is made to our capitalization, such as a stock split, stock combination, stock dividend, exchange of shares or other recapitalization, merger, or otherwise, which results in an increase or decrease in the number of outstanding shares of common stock, appropriate adjustments will be made by the Administrator in the shares subject to an award under the 2021 Plan. The Administrator will also have the discretion to make certain adjustments to awards in the event of a change in control, such as accelerating the vesting or exercisability of awards, requiring the surrender of an award, or making any other adjustment or modification to the award that the Administrator determines is appropriate in light of such transaction.

Clawback

All awards granted under the 2021 Plan will be subject to reduction, cancelation, or recoupment under any written clawback policy that we may adopt and that we determine should apply to awards under the 2021 Plan, in each case, in accordance with applicable law and our policy (whenever adopted).

Plan Amendment and Termination

Our Administrator may amend or terminate any award, award agreement, or the 2021 Plan at any time; however, stockholder approval will be required for any amendment to the extent necessary to comply with applicable law or exchange listing standards. The Administrator will not have the authority, without the approval of stockholders, to reprice any outstanding option or share appreciation right. For purposes of the 2021 Plan, “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of the award to lower its exercise price or base price (other than on account of capital adjustments resulting from stock splits), (ii) any other action that is treated as a repricing under generally accepted accounting principles, or (iii) repurchasing for cash or canceling an award in exchange for another award at a time when its exercise price or base price is greater than the fair market value of the underlying shares of common stock. The 2021 Plan will remain in effect for a period of 10 years (unless earlier terminated by the New BigBear Board).

Material U.S. Federal Income Tax Consequences

The following is a general summary under current law of the principal U.S. federal income tax consequences related to awards under the 2021 Plan. This summary deals with the general federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local, and foreign income taxes and federal employment taxes, are not discussed. This summary is not intended as tax advice to participants, who should consult their own tax advisors.

Nonqualified Stock Options

If an optionee is granted a nonqualified stock option (“NSO”) under the 2021 Plan, the optionee should not have taxable income on the grant of the option. Generally, the optionee should recognize ordinary income at the time of exercise in an amount equal to the fair market value of the shares acquired on the date of exercise, less the exercise price paid for the shares. The optionee’s basis in the common stock for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of a share of common stock on the date the optionee exercises such option. Any subsequent gain or loss will be taxable as a long-term or short-term capital gain or loss depending on how long the shares were held. We or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the optionee recognizes ordinary income.

Incentive Stock Options

An optionee receiving ISOs should not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the optionee should not recognize taxable income at the time of exercise. However, the excess of the fair market value of the shares of common stock received over the option exercise price is an item of tax preference income potentially subject to the alternative minimum tax. If shares acquired upon exercise of an ISO is held for a minimum of two years from the date of grant and one year from the date of exercise and otherwise satisfies the ISO requirements, the gain or loss (in an amount equal to the difference between the fair market value on the date of disposition and the exercise price) upon disposition of the shares will be treated as a long-term capital gain or loss, depending on how long the shares were held, and we will not be entitled to any deduction. If the holding period requirements are not met, the ISO will be treated as one that does not meet the requirements of the Code for ISOs and the optionee will recognize ordinary income at the time of the disposition equal to the excess of the amount realized over the exercise price, but not more than the excess of the fair market value of the shares on the date the ISO is exercised over the exercise price, with any remaining gain or loss being treated as capital gain or capital loss, depending on how long the shares were held. We or our subsidiaries or affiliates generally are not entitled to a federal income tax deduction upon either the exercise of an ISO or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the optionee recognizes ordinary income on disposition of the shares.

Other Awards

The current federal income tax consequences of other awards authorized under the 2021 Plan generally follow certain basic patterns: (i) SARs are taxed and deductible in substantially the same manner as NSOs; (ii) restricted shares subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant through a Section 83(b) election within 30 days of the grant of the award); and (iii) RSUs, dividend equivalents, and other stock or cash based awards are generally subject to tax at the time of payment. We or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the grantee recognizes ordinary income.

New Plan Benefits

The benefits or amounts that may be received or allocated to participants under the 2021 Plan will be determined at the discretion of the Administrator and are not currently determinable. On [    ], 2021, the closing price of the underlying shares of common stock traded on the Nasdaq was $[    ] per share.

Required Vote

Approval of the BigBear.ai Holdings, Inc. 2021 Long-Term Incentive Plan pursuant to this Equity Incentive Plans Proposal requires the affirmative vote of a majority of the votes cast by holders of shares of common stock present in person (which would include presence at the virtual Special Meeting) or by proxy at the Special Meeting and entitled to vote thereon, at a meeting at which a quorum is present.

A stockholder’s failure to vote by proxy or to vote in person at the Special Meeting, as well a broker non-vote, will have no effect on the Equity Incentive Plans Proposal. An abstention will have the same effect as a vote “AGAINST” the Equity Incentive Plans Proposal.

Recommendation of the Board

After careful consideration, the Board unanimously recommends that our stockholders vote “FOR” the Equity Incentive Plans Proposal.

PROPOSAL 5(B)—APPROVAL OF BIGBEAR.AI HOLDINGS, INC.

2021 EMPLOYEE STOCK PURCHASE PLAN

Background

We are asking shareholders to approve the BigBear.ai Holdings, Inc. 2021 Employee Stock Purchase Plan (the “2021 ESPP”), which the Board has approved subject to the approval of our shareholders.

We strongly believe in improving opportunities for our employees to reap the benefits of increases in our stock’s value. The ability to contribute a portion of earnings to purchase our shares would represent a key benefit for our employees. We believe that such a program improves our ability to attract, retain and incentivize our talent, and ultimately, better aligns the interests of our employees with those of our shareholders. As of October 1, 2021, we anticipate that approximately 660 BigBear employees will be eligible to participate in the 2021 ESPP.

Summary of the 2021 ESPP

The following general description of material features of the 2021 ESPP is qualified in its entirety by reference to the provisions of the 2021 ESPP set forth in Annex I.

Purpose and Eligibility

The 2021 ESPP is intended to assist our employees in acquiring share ownership interest in BigBear, to encourage our employees to remain with BigBear, and to better align their interests with those of our shareholders. The 2021 ESPP is intended to have two components: a component intended to qualify as an “employee stock purchase plan” under Section 423 of the Code (the “423 Component”) and a component that is not intended to so qualify (the “Non-423 Component”). Except as otherwise provided, the Non-423 Component will be operated and administered in the same manner as the 423 Component, except where prohibited by law.

Our executive officers and all of our other employees will be allowed to participate in the 2021 ESPP, provided that the administrator, in its discretion, may also exclude any or all of the following unless prohibited by applicable law, so long as, for offerings under the 423 Component, any such exclusion is applied uniformly to all employees:

•	any employee who is customarily scheduled to work 20 hours or less per week;

•	any employee whose customary employment is not more than five months in a calendar year;

•	any employee who has been employed less than two years;

•	any employee who is not employed by BigBear prior to the applicable exercise date; and

•

any employee who is a highly compensated employee (within the meaning of Section 414(q) of the Code) or any highly compensated employee with compensation above a specified level, who is an officer, or who is subject to the disclosure requirements of Section 16(a) of the Exchange Act; or

•

any employee who is a citizen or resident of a jurisdiction outside the United States if the grant of the option is prohibited under the laws of the jurisdiction governing such employee or compliance with the laws of the jurisdiction would cause the Section 423 Component or any offering or option granted thereunder to violate the requirements of Section 423 of the Code.

Notwithstanding the foregoing, any employee who, after the granting of the option, would possess 5% or more of the total combined voting power or value of all classes of shares of New BigBear shall not be eligible. In addition, no employee shall be granted an option under the Section 423 Component which permits the employee to purchase shares under all of our “employee stock purchase plans” that would accrue at a rate which exceeds $25,000 of fair market value of our stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

Administration

The 2021 ESPP will be administered by the Compensation Committee or its delegates, subject to applicable laws. The administrator will have full and exclusive authority to interpret the terms of the 2021 ESPP and determine eligibility, subject to the conditions of the 2021 ESPP, as described below.

Share Reserve

The maximum aggregate number of shares that may be issued pursuant to the 2021 ESPP will be equal to 1% of the common shares outstanding of the post-combination company. In addition, on each January 1 beginning on January 1, 2022 and ending on January 1, 2031, the aggregate number of shares reserved for issuance under the 2021 ESPP will be increased automatically by the number of shares equal to 1% of the total number of all classes of our outstanding shares of common stock on the immediately preceding December 31; except that the administrator may in its sole discretion reduce the amount of the increase in any particular year. The aggregate number of shares issued pursuant to the 423 Component over the term of this Plan will not exceed an amount of shares of common stock equal to the sum of the 1% initial share reserve and the shares issuable on each January 1.

Contributions and Purchases

The 2021 ESPP will permit participants to purchase common stock through contributions (in the form of payroll deductions or otherwise to the extent permitted by the administrator) of at least 1% and up to 10% of their eligible compensation, which includes a participant’s gross base compensation, including base salary, wages, prior week adjustment and overtime payments, commissions, annual incentive compensation, vacation and holiday pay and jury duty, funeral leave and military leave pay, but excluding payments under any special or one-time bonus program, reimbursements, equity compensation and other similar compensation. Subject to the eligibility requirements discussed above, a participant may purchase a maximum of 5,000 shares of common stock during each offering period. The 2021 ESPP will have offering periods as selected by the administrator, with one or more purchase periods to be designated within such offering periods as determined by the administrator. The offering periods will start on such trading days as determined by the administrator prior to each such offering period. The administrator may, in its discretion, modify the terms of future purchase periods and offering periods, provided that no offering period may be longer than 27 months.

Amounts contributed and accumulated by the participant during any offering period will be used to purchase shares of our common stock at the end of each purchase period. The purchase price of the shares will be 85% of the lower of the fair market value of our common stock on the first trading day of the offering period or on the last trading day of the offering period.

Withdrawal and Termination of Participation

A participant may withdraw from the 2021 ESPP voluntarily at any time by filing a notice of withdrawal prior to the close of business on the date established by the administrator. A participant will be deemed to have elected to withdraw from the plan upon the termination of the participant’s employment for any reason or in the event the participant is no longer eligible to participate in the 2021 ESPP.

Restriction on Transfers

A participant may not transfer rights granted under the 2021 ESPP other than by will, the laws of descent and distribution or as otherwise provided under the 2021 ESPP.

Adjustments

In the event of certain changes in our capitalization, to prevent dilution or enlargement of the benefits or potential benefits available under the 2021 ESPP, the administrator will make adjustments, as it may deem equitable, to the number and class of shares that may be delivered, the applicable purchase price for shares, and/or the numerical share limits, pursuant to the 2021 ESPP.

Dissolution or Liquidation

In the event of our proposed liquidation or dissolution, any offering period then in progress will be shortened by setting a new exercise date, and will terminate immediately prior to such liquidation or dissolution unless otherwise determined by the administrator. The administrator will notify participants of the new exercise date in writing or electronically, at which time any participant’s purchase rights will be automatically exercised, unless the participant has earlier withdrawn from the offering period.

Certain Transactions

In the event of a merger, consolidation or similar transaction, an acquiring or successor corporation may assume or substitute each outstanding option. If the successor corporation refuses to assume or substitute for the outstanding option, the offering period then in progress will be shortened by setting a new exercise date. The administrator will notify each participant in writing or electronically that the exercise date has been changed and that the participant’s option will be exercised automatically on the new exercise date, unless the participant has already withdrawn from the offering period.

Summary of Material U.S. Federal Income Tax Considerations

Section 423 Component

The following summary is intended only as a general guide to the material U.S. federal income tax consequences of participation in the 2021 ESPP under the 423 Component. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside. As a result, tax consequences for any particular participant may vary based on individual circumstances.

The rights of participants to make purchases under the 2021 ESPP are intended to qualify under the provisions of Section 423 of the Code. Assuming such qualification, no income will be taxable to a participant until the sale or other disposition of shares purchased under the 2021 ESPP. Upon such sale or disposition, the participant will generally be subject to tax in an amount that depends upon the holding period of such shares prior to disposing of them.

If the shares are sold or disposed of more than two years from the first day of the offering period during which the shares were purchased and more than one year from the date of purchase, or if the participant dies while holding the shares, the participant (or his or her estate) will recognize ordinary income generally measured as the lesser of (i) the excess of the fair market value of the shares at the time such sale or disposition over the purchase price of such shares or (ii) an amount equal to 15% of the fair market value of the shares on the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are held for at least the holding periods described above but are sold for a price that is less than the purchase price, there will be no ordinary income and the difference will be a long-term capital loss. We will not be entitled to an income tax deduction with respect to the grant or exercise of a right to purchase our shares, or the sale of such shares by a participant, where such participant holds such shares for at least the holding periods described above.

Any sale or other disposition of shares before the expiration of the holding periods described above will be a “disqualifying disposition,” and the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price, and we will be entitled to an income tax deduction for such ordinary income. Any additional gain or loss on such sale or disposition will be a long-term or short-term capital gain or loss, depending on the holding period following the date the shares were purchased by the participant prior to such sale or disposition, and we will not be entitled to an income tax deduction for any such capital gain.

Non-423 Component

The following summary is intended only as a general guide to the material U.S. federal income tax consequences of participation in the 2021 ESPP under the Non-423 Component. Rights granted under the Non-423 Component are not intended to qualify for favorable U.S. federal income tax treatment associated with rights granted under an “employee stock purchase plan” that qualifies under provisions of Section 423 of the Code. Under this component, a participant will have compensation income equal to the value of the shares at the time of purchase, less the purchase price. When a participant sells shares purchased under the ESPP, he or she also will have a capital gain or loss equal to the difference between the sales proceeds and the value of shares at the time of purchase. Any capital gain or loss will be short-term or long-term, depending on how long the shares have been held.

Any compensation income that a participant receives upon sale of shares that he or she purchased under the Non-423 Component is subject to withholding for income, Medicare and social security taxes, as applicable.

New Plan Benefits

Participation in the ESPP is voluntary and each eligible employee will make his or her own decision whether and to what extent to participate in the ESPP. It is therefore not possible to determine the benefits or amounts that will be received in the future by individual employees or groups of employees under the ESPP.

Other Information

The 2021 ESPP was approved by the Board on August 6, 2021, subject to shareholder approval. If approved by our shareholders, the 2021 ESPP will be effective following the Closing. The administrator may at any time amend, suspend or terminate the 2021 ESPP, provided that, subject to certain exceptions described in the 2021 ESPP, no such action may adversely affect any outstanding rights to purchase stock. The 2021 ESPP will continue in effect unless earlier terminated by the administrator.

Recommendation of the Board

The Board unanimously recommends that shareholders vote “FOR” the approval of the BigBear.ai Holdings, Inc. Employee Stock Purchase Plan.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE BIGBEAR.AI HOLDINGS, INC. 2021 LONG-TERM INCENTIVE PLAN AND THE BIGBEAR.AI HOLDINGS, INC. 2021 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL NO. 6—THE ELECTION OF DIRECTORS PROPOSAL

Overview

The Company’s existing amended and restated certificate of incorporation provides that the number of directors will be fixed from time to time exclusively by the Board pursuant to a resolution by a majority of the Board.

Pursuant to the proposed Second Amended and Restated Certificate of Incorporation, the Board shall be divided into three classes, Class I, Class II and Class III, with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term.

Pursuant to the Merger Agreement, at the Closing Date, our board of directors will consist of Dr. Avi Katz, Dr. Raluca Dinu, Dorothy D. Hayes, Raanan I. Horowitz, Dr. Reginald Brothers, Sean Battle and [    ]. [    ] will be nominated to serve as Class I directors, [    ] will be nominated to serve as Class II directors, and [    ] will be nominated to serve as Class III directors.

Information regarding each nominee is set forth in the section entitled “Management After the Business Combination.”

Vote Required for Approval

The Election of Directors Proposal is conditioned on the approval of the Business Combination Proposal and the Nasdaq Stock Issuance Proposal at the Special Meeting.

If a quorum is present, directors are elected by a plurality of the votes cast, in person online or by proxy. This means that the 11 nominees will be elected if they receive more affirmative votes than any other nominee for the same position. Votes marked “FOR” a nominee will be counted in favor of that nominee. Proxies will have full discretion to cast votes for other persons in the event any nominee is unable to serve. Failure to vote by proxy or to vote in person online at the special meeting and broker non-votes will have no effect on the vote since a plurality of the votes cast is required for the election of each nominee.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 6.

PROPOSAL NO. 7—THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Amendment Proposals, the Equity Plans Proposal or the Election of Directors Proposal, but no other proposal if the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Amendment Proposals, the Equity Plans Proposal and the Election of Directors Proposal are approved.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Amendment Proposals, the Equity Plans Proposal, the Election of Directors Proposal or any other proposal.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy and entitled to vote at the Special Meeting. Accordingly, a Company stockholder’s failure to vote, as well as an abstention from voting and a broker non-vote, will have no effect on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the Adjournment Proposal.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL.

The existence of financial and personal interests of one or more of the Company’s directors or officers may result in a conflict of interest on the part of such director(s) or officer(s) between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section above entitled “Summary of the Proxy Statement—Interests of Certain Persons in the Business Combination” for a further discussion.

INFORMATION ABOUT THE COMPANY PRIOR TO THE BUSINESS COMBINATION

Overview

The Company is a Private-to-Public Equity (PPE) company, also known as a blank check company or a special purpose acquisition company, incorporated as a Delaware corporation on December 4, 2020 and formed for the purpose of acquiring, through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, recapitalization, exchangeable share transaction or other similar business transaction with one or more operating businesses or assets.

“Private-to-Public Equity (PPE)” is a trademark of an affiliate of the Company, GigFounders, LLC, used pursuant to agreement.

Significant Activities Since Inception

The registration statement for the Company’s IPO was declared effective on February 8, 2021. On February 11, 2021, the Company consummated its IPO of 35,880,000 units, including the issuance of 4,680,000 units as a result of the underwriters’ exercise in full of their over-allotment option, at a price of $10.00 per unit, generating gross proceeds of $ 358,800,000. Each unit consists of one share of Common Stock and one-third of one warrant to purchase one share of Common Stock upon the completion of an initial business combination, which would be triggered by the Business Combination. Each public warrant is exercisable for one share of Common Stock at a price of $11.50 per full share.

Simultaneously with the closing of the IPO, the Company completed the private sale of an aggregate of 1,099,600 units (the “Private Units”) at a purchase price of $10.00 per Private Unit, to the Sponsor and the underwriters, generating gross proceeds to the Company of $10,996,000. The Private Units are identical to the units sold in the IPO, except that the underlying warrants: (i) will not be redeemable by the Company and (ii) may be exercised for cash or on a cashless basis, so long as they are held by the Sponsor, the underwriters or any of their respective permitted transferees. If the warrants included in the Private Units are held by holders other than the Sponsor, the underwriters or any of their respective permitted transferees, then the warrants included in the Private Units will be redeemable by the Company and exercisable by the holders on the same basis as the public warrants.

On June 4, 2021, the Company entered into the Agreement and Plan of Merger, by and among the Company, GigCapital4 Merger Sub Corporation, BigBear.ai Holdings, LLC and BBAI Ultimate Holdings, LLC (the “Merger Agreement”). Pursuant to the Merger Agreement, BigBear will become a wholly-owned subsidiary of the Company as a result of the Company’s wholly owned subsidiary, Merger Sub merger with and into BigBear, with BigBear surviving the merger, please see the section entitled “Proposal No. 1—Approval of the Business Combination.” A copy of the Merger Agreement is attached to this proxy statement as Annex A.

Initial Business Combination

Under Nasdaq rules, an initial business combination must occur with one or more target businesses that together have a fair market value of at least 80% of the Company’s assets held in the Trust Account (excluding taxes payable on the income earned on the Trust Account) at the time of the agreement to enter into the initial business combination. The fair market value of the target or targets must be determined by the Company’s Board based upon one or more standards generally accepted by the financial community, such as discounted cash flow valuation or value of comparable businesses. Subject to this requirement, the Company’s management has had virtually unrestricted flexibility in identifying and selecting one or more prospective target businesses, although the Company was not permitted to effectuate an initial business combination with another blank check company or a similar company with nominal operations. The Company may structure the Business Combination such that the Company merge directly with the target business or where the Company acquire less than 100% of such interests or assets of the target business in order to meet certain objectives of the target management team or stockholders or for other reasons, but the Company will only complete such business combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act of 1940, as amended. Even if the post-transaction company owns or acquires 50% or more of the voting securities of the target, our stockholders prior to the Business Combination may collectively own a minority interest in the post-transaction company, depending on valuations ascribed to the target and us in the business combination transaction

Redemption Rights for Holders of Public Shares

As of August 5, 2021, the amount in the Trust Account is approximately $10.00 per public share. The Initial Stockholders and the Insiders have agreed to waive their Redemption Rights with respect to any Common Stock they may hold in connection with the consummation of the Business Combination. There will be no redemption rights upon the completion of our initial business combination with respect to our warrants. The Founder Shares and Insider Shares will be excluded from the pro rata calculation used to determine the per-share redemption price.

Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising Redemption Rights with respect to the public shares. For more information about how to separate the underlying public shares from units, see the section titled “Special Meeting of Company Stockholders—Redemption Rights.”

Limitations on Redemption Rights

Notwithstanding the foregoing the Company’s current amended and restated certificate of incorporation provides that a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13d-3 of the Exchange Act), will be restricted from seeking redemptions with respect to more than an aggregate of 15% of the public shares.

Submission of Our Initial Business Combination to a Stockholder Vote

The Special Meeting of our stockholders to which this proxy statement relates is to solicit your approval of the Business Combination. Unlike many other blank check companies, our public stockholders are not required to vote against the Business Combination in order to exercise their redemption rights. If the Business Combination is not completed, then public stockholders electing to exercise their redemption rights will not be entitled to receive such payments. Our Initial Stockholders, including our Sponsor, and the Insiders have agreed to vote any shares of common stock owned by them in favor of the Business Combination.

Employees

The Company has two executive officers. The amount of time they will devote in any time period will vary based on whether a target business has been selected for the business combination and the stage of the business combination process the Company is in. Accordingly, once a suitable target business to acquire has been located, management will spend more time investigating such target business and negotiating and processing the business combination (and consequently spend more time on our affairs) than had been spent prior to locating a suitable target business. We presently expect our executive officers to devote such amount of time as they reasonably believe is necessary to our business. We do not intend to have any full-time employees prior to the consummation of a business combination.

Managements

Directors and Officers

The directors and officers of the Company are as follow as of August 6, 2021:

Name	Age	Position
Dr. Avi Katz	63	Executive Chairman of the Board of Directors
Dr. Raluca Dinu	47	Director, President, Chief Executive Officer and Secretary
Brad Weightman	66	Chief Financial Officer
Neil Miotto	75	Director
Dorothy D. Hayes	70	Director
Andrea Betti-Berutto	57	Director

Dr. Avi Katz co-founded the Company together with Dr. Raluca Dinu, who is also our Chief Executive Officer, President and Secretary, and has served as the Executive Chairman of our Board of Directors since our inception in December 2020. Dr. Katz also holds 45% membership interest in the managing company of our Sponsor and has served as a managing member of such managing company since its inception. Dr. Katz has spent approximately 33 years in international executive positions within the technology, media and telecommunications (TMT) industry working for privately held start-ups, middle-cap companies and large enterprises. In these roles, Dr. Katz has been instrumental in launching and accelerating entities, building teams, large scale fund-raising, developing key alliances and technology partnerships, M&A activities, business development, financial management, global operations and sales and marketing. In October 2017, Dr. Katz founded GigCapital Global’s first SPAC, GigCapital1, Inc. (“GIG1”), a Private-to-Public Equity (PPE) company formed for the purpose of acquiring a company in the technology industry. GIG1 completed its initial public offering in December 2017, in which it sold 14,375,000 units at price of $10.00 per unit, with each unit consisting of one share of GIG1 common stock, three-fourths (3/4) of one warrant to purchase one share of GIG1 common stock and one right to receive one-tenth (1/10) of one share of GIG1 common stock, generating aggregate proceeds of $143,750,000, and, at that time, was listed on the NYSE under the symbol “GIG.” On February 22, 2019, after intensive screening of more than 400 companies worldwide, GIG1 entered into a stock purchase agreement to acquire Kaleyra at a transaction enterprise value of $187 million with combined cash and/or promissory note consideration of $15 million. Kaleyra is a global company specialized in providing mobile messaging services for financial institutions and companies of all sizes. The transaction closed on November 25, 2019, and GIG1 was renamed Kaleyra, Inc. and listed on the NYSE American stock exchange under the symbol “KLR.” Dr. Katz has served as the Executive Chairman of Kaleyra, Inc. since the consummation of the transaction in November 2019. Prior to that time, in addition to being the Executive Chairman, he was also the Chief Executive Officer and Secretary of GIG1. In March 2019, Dr. Katz founded GigCapital2, Inc. (“GIG2”), a Private-to-Public Equity (PPE) company formed for the purpose of acquiring a company in the technology industry. GIG2 completed its initial public offering in June 2019, in which it sold 17,250,000 units at a per unit price of $10.00, with each unit consisting of one share of GIG2 common stock, one warrant to purchase one share of GIG2 common stock, and one right to receive one-twentieth (1/20) of one share of GIG2 common stock, generating aggregate proceeds of $172,500,000, and, at that time, GIG2 was listed on the NYSE under the symbol “GIX.” On November 23, 2020, GIG2 announced that it had entered into business combination agreements with each of UpHealth Holdings, Inc. and Cloudbreak Health, LLC. The deal combined UpHealth’s patient care management, telemedicine and digital pharmacy services with Cloudbreak’s video consultation platform for doctors and patients. The business combination closed on June 9, 2021, and GIG2 was renamed UpHealth, Inc. and continued to be listed on the NYSE under the new ticker symbol “UPH.” Dr. Katz served as the President and Chief Executive Officer of GIG2 from March 2019 until August 2019 when Dr. Dinu was appointed to serve as GIG2’s President and Chief Executive Officer. Since the inception of GIG2 until the closing of its business combination in June 2021, Dr. Katz has served as its Executive Chairman and Secretary and, following the closing of the business combination, he serves as Co-Chairman of the Board of Directors of UpHealth, Inc. In February 2020, Dr. Katz and Dr. Dinu co-founded GigCapital3, Inc. (“GIG3”), a Private-to-Public Equity (PPE) company formed for the purpose of acquiring a company in the TMT industry.

GIG3 completed its initial public offering in May 2020, in which it sold 20,000,000 units at a per unit price of $10.00, with each unit consisting of one share of GIG3 common stock and three-fourths (3/4) of one warrant to purchase one share of GIG3 common stock, generating aggregate proceeds of $200,000,000, and, at that time, GIG3 was listed on the NYSE under the symbol “GIK.” On December 10, 2020, GIG3 announced that it had entered into a business combination agreement with Lightning Systems, Inc., a company that designs and manufactures all-electric powertrains for medium- and heavy-duty vehicles, which does business as Lightning eMotors, and the combined company will retain such name. The business combination closed on May 6, 2021, and GIG3 was renamed Lightning eMotors, Inc. and continues to be listed on the NYSE under the new ticker symbol “ZEV.” From the inception of GIG3 until the closing of its business combination in May 2021, Dr. Katz served as the Chief Executive Officer, Executive Chairman and Secretary of GIG3. Following the business combination, Dr. Katz serves as the Co-Chairman of the Board of Directors of Lightning eMotors, Inc. In February 2021, Dr. Katz and Dr. Dinu co-founded GigInternational1, Inc. (“GigInternational1”), a Private-to-Public Equity (PPE) company focused on acquiring a company in the TMT, aerospace and defense, mobility, and semiconductor industries. GigInternational1 completed its initial public offering in May 2021, in which it sold 20,000,000 units at a per unit price of $10.00, which each unit consisting of one share of GigInternational1 common stock, and one-half (1/2) of one warrant to purchase one share of GigInternational1 common stock, generating gross proceeds to the Company of $200,000,000. Dr. Katz has served as the Executive Chairman of GigInternational1 since its inception, Dr. Katz is also the sole managing member of GigFounders, LLC and a managing member of GigManagement, LLC. He is also the co-founder of Cognizer, a software company specializing in deep-learning powered natural language artificial intelligence, and was the Executive Chairman of Cognizer’s board of directors from its inception in December 2018 until August 2020. Prior to GIG1, GIG2 and GIG3, Dr. Katz dedicated 10 years to incept and bootstrap, develop and manage GigPeak (NYSE American: formerly GIG), originally known as GigOptix, Inc. He served as Chairman of the Board, Chief Executive Officer and President of GigOptix / GigPeak. From its inception in 2007 until its sale in April 2017 to IDT for $250 million in cash, GigPeak provided semiconductor integrated circuits (ICs) and software solutions for high-speed connectivity and video compression. While Dr. Katz was at GigPeak’s helm, the company completed 10 M&A deals. From 2003 to 2005, Dr. Katz was the chief executive officer, president, and member of the board of directors of Intransa, Inc., which at the time provided full-featured, enterprise-class IP-based Storage Area Networks (SAN). From 2000 to 2003, Dr. Katz was the chief executive officer and a member of the board of directors of Equator Technologies, which at the time sought to commercialize leading edge programmable media processing platform technology for the rapid design and deployment of digital media and imaging products. Dr. Katz has held several leadership positions over the span of his career within the technology industry since serving as member of Technical Staff at AT&T Bell Laboratories in the 1980s, and has made numerous angel investments in high-tech companies around the world. Dr. Katz is a graduate of the 1976 class of the Israeli Naval Academy, graduate of the 1979 USA Navy ASW class, and holds a B.Sc. and Ph.D. in Semiconductors Materials from the Technion (Israel Institute of Technology). He is a serial entrepreneur, holds many U.S. and international patents, has published many technical papers and is the editor of a number of technical books. Dr. Katz is married to Dr. Dinu, our President, Chief Executive Officer, Secretary and one of our directors.

Dr. Raluca Dinu co-founded the Company with Dr. Avi Katz, who is our Executive Chairman, and has served as a member of our Board of Directors, President, Chief Executive Officer and Secretary of the Company since our inception in December 2020. Dr. Dinu has spent approximately 20 years in international executive positions within the TMT industry working for privately held start-ups, middle-cap companies and large enterprises. In these roles, Dr. Dinu has been instrumental in launching and accelerating entities, building teams, large scale fund-raising, developing key alliances and technology partnerships, M&A activities, business development, financial management, global operations and sales and marketing. Dr. Dinu also holds 45% membership interest in the managing company of our Sponsor and has served as a managing member of such managing company since its inception. She served as the President and Chief Executive Officer of GIG2 from August 2019 until the closing of its business combination with UpHealth Holdings, Inc. and Cloudbreak Health, LLC in June 2021 and as a member of the board of directors of GIG2 (now UpHealth, Inc.) since March 2019. She has served on the board of directors of GIG3 (now Lightning eMotors, Inc.) since February 2020. Dr. Dinu has served as the Chief

Executive Officer, President and Secretary of GigInternational1 as well as a member of its board of directors since its inception in February 2021. From April 2017 to May 2019, Dr. Dinu was the vice president and general manager of IDT’s Optical Interconnects Division. Prior to that, she held several executive-level positions at GigPeak, including executive vice president and chief operation officer from April 2016 until it was acquired by IDT in April 2017, and before that, as its executive vice president of Global Sales and Marketing from August 2015 to April 2016, and as its senior vice president of Global Sales and Marketing from December 2014 to August 2015. From February 2014 to September 2017, Dr. Dinu was a member of the board of directors of Brazil-Photonics, in Campinas, Brazil, a joint venture that GigPeak established with the Centro de Pesquisa e Desenvolvimento em Telecomunicações (CPqD). From 2001 to 2008, Dr. Dinu was vice president of engineering at Lumera Corporation (“Lumera”) (Nasdaq: LMRA). Lumera was acquired by GigPeak in 2008, and Dr. Dinu joined GigPeak at that time. Dr. Dinu holds a B.Sc. in Physics and Ph.D. in Solid State Condensed Matter Physics from the University of Bucharest, and an Executive-M.B.A. from Stanford University. Dr. Dinu is married to Dr. Katz, our Executive Chairman of the Board of Directors.

Neil Miotto has served as a member of our Board of Directors since our inception in December 2020. He is a retired assurance partner of KPMG LLP (“KPMG”), where he was a partner for 27 years until his retirement in September 2006. Since his retirement from KPMG, Mr. Miotto has provided high-level financial consulting services to companies in need of timely accounting assistance and has served on public company boards. He is deemed to be a “audit committee financial expert” under SEC rules. While at KPMG, Mr. Miotto focused on serving large public companies. Mr. Miotto also served as an SEC reviewing partner while at KPMG. Mr. Miotto became a member of the board of directors of GIG1 in October 2017 and has continued in that role after that company became Kaleyra, Inc. Mr. Miotto has also served on the board of directors of GIG2 (now UpHealth, Inc.) since March 2019 and GIG3 (now Lightning eMotors, Inc.) since February 2020. In addition, Mr. Miotto served on the board of directors of Micrel, Inc. prior to its sale to Microchip Technology Inc. in May 2015, and on the board of directors of GigPeak from 2008 until its sale to IDT in April 2017. He also previously served on the board of directors of Cognizer from March 2019 to August 2020. He is a member of the American Institute of Certified Public Accountants and holds a Bachelor of Business Administration degree from Baruch College of The City University of New York.

Andrea Betti-Berutto joined our Board of Directors as a director and as the Hardware Chief Technical Advisor in December 2020. Mr. Betti-Berutto is a senior technologist and entrepreneur with more than 25 years of experience in Radio-Frequency and Optical Interconnect Systems and Components and Radio-Frequency Integrated Circuit Semiconductor technologies. In addition, Mr. Betti-Berutto has experience with reorganization of companies, mergers and acquisitions and roll-ups of companies into a larger company. Mr. Betti-Berutto was a member of the board of directors of GIG3 and its Hardware Chief Technical Officer from February 2020 until the closing of its business combination with Lightning Systems, Inc. in May 2021. He served as the Hardware Chief Technical Officer of GIG2 from August 2019 until the closing of its business combination with UpHealth Holdings, Inc. and Cloudbreak Health, LLC in June 2021. He has served on the board of directors of Gig International since its inception in February 2021. Mr. Betti-Berutto is not an officer or employee of Company, and the title of Hardware Chief Technical Advisor reflects Mr. Betti-Berutto’s core competency and expertise and is primarily for marketing purposes as he assists the Company to identify suitable business combination candidates. From April 2017 through June 2019, Mr. Betti-Berutto was the Fellow of Optical Interconnect Business Units at IDT, which was acquired by Renesas Electronics Corp (TSE 6723:JP) in 2019. Mr. Betti-Berutto joined IDT through the acquisition of GigPeak in April 2017, and he led the integration of the of GigPeak technical team into IDT. At GigPeak, he served as the chief technology officer since April 2007 through the April 2017 acquisition by IDT. Previously, Mr. Betti-Berutto was a co-founder and Vice President of Engineering of iTerra Communication, a pioneer in semiconductors for new generation 40G optical networks, where he served as vice president of engineering for Radio-Frequency and Optical Communication Product Development and as a member of the board of directors. After a reorganization of iTerra, he co-founded GigOptix (which was renamed to GigPeak in April 2016) and, as the chief technology officer, led the growth of the company’s technologies and product lines into the 100/200G optical market, Wave transceivers for future 5G network deployment and transceivers for sensing application. Together with Dr. Katz and the rest of the GigPeak executive leadership team, Mr. Betti-Berutto drove the acquisition and integration of 10 companies and technologies. Before starting iTerra Communication, he worked for various companies in microwave system and devices for Basestation and Space Communication such as Fujitsu (USA), European Space Agency (Netherlands) and Space Engineering SpA (Italy). Mr. Betti-Berutto is a very hands-on executive with large experience in product/technology and business roadmap definition, strategic initiatives, company re-organization, product development and NPI processes. He has published multiple papers in IEEE journals and conferences and owns U.S. patents in the area of high-speed RF and Optical Integrated circuits. Mr. Betti-Berutto holds the degree of Electronic Engineer (MS) from University of Rome “La Sapienza” (Italy) with specialization in Electromagnetism.

Dorothy D. Hayes joined our Board of Directors as a director in December 2020. Ms. Hayes has served on the board of directors of GigInternational1 since its inception in February 2021. She was appointed as a director of Intevac, Inc. in June 2019, where she currently serves as the Chairwoman of the Audit Committee of Intevac, Inc. From 2003 until her retirement in 2008, Ms. Hayes served as Corporate Controller and Chief Accounting Officer and later as Chief Audit Executive at Intuit, a business and financial software company. From 1999 until 2003, Ms. Hayes served as Vice President, Corporate Controller and Chief Accounting Officer of Agilent Technologies, a public research, development and manufacturing company. From 1989 until 1999, Ms. Hayes served as Assistant Corporate Controller, financial executive of the Measurement Systems Organization and Chief Audit Executive of Hewlett Packard, a multinational information technology company. From 1980 until 1989, Ms. Hayes served in various management functions including Vice President, Corporate Controller of Apollo Computer, a computer hardware and software company. Ms. Hayes currently serves as nonexecutive Chairwoman of the Board of Directors at First Tech Federal Credit Union, a cooperative financial institution. She previously chaired the Audit Committee of the Vantagepoint Funds, a captive mutual fund series of ICMA Retirement Corporation, and the Audit Committee for Range Fuels, a privately held biofuels company. Ms. Hayes currently serves as a board member or trustee of various non-profit and philanthropic organizations including: Encore.org, Center for Excellence in Nonprofits and the Computer History Museum. Ms. Hayes holds an MS in Finance from Bentley University (1987), and received both a MS in Business Administration (1976) and a BA in Elementary Education (1972) from the University of Massachusetts, Amherst. She maintains the NACD Board Leadership Fellow credential and has been a several-time attendee at Stanford Directors College. She participates actively in Women Corporate Directors (WCD), the National Association of Corporate Directors (NACD), Financial Executives International (FEI), and the Athena Alliance. She is a Senior Fellow of the American Leadership Forum—Silicon Valley, was a recipient of the YWCA TWIN award (1986) and was named to AGENDA Magazine’s Diversity 100—Top Diverse Board Candidates (2010).

Board Composition

Following the Closing of the Business Combination, New BigBear’s business and affairs will be organized under the direction of the New BigBear Board. We anticipate that the BigBear Board will consist of 11 members upon the consummation of the Business Combination. [    ] will serve as Chairman of the New BigBear Board. The primary responsibilities of the New BigBear Board will be to provide oversight, strategic guidance, counseling and direction to BigBear’ management. The New BigBear Board will meet on a regular basis and additionally as required.

In accordance with the terms of the proposed Second Amended and Restated Certificate of Incorporation, which will be effective upon the consummation of the Business Combination, the New BigBear Board will be divided into three classes, Class I, Class II and Class III, with only one class of directors being elected in each year and each class serving a three-year term, except with respect to the election of directors at the Special Meeting pursuant to Proposal No. 6—The Election of Directors Proposal, the Class I directors will be elected to an initial one-year term (and three-year terms subsequently), the Class II directors will be elected to an initial two-year term (and three-year terms subsequently) and the Class III directors will be elected to an initial three-year term (and three-year terms subsequently).

The New BigBear Board will be divided into the following classes:

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Class I, which BigBear and GigCapital4 anticipates will consist of [    ], [    ] and [    ], whose terms will expire at BigBear’s first annual meeting of stockholders to be held after the completion of this offering;

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Class II, which BigBear and GigCapital4 anticipates will consist of [    ], [    ] and [    ], whose terms will expire at BigBear’s second annual meeting of stockholders to be held after the completion of this offering; and

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Class III, which BigBear and GigCapital4 anticipates will consist of [    ], [    ] and [    ], whose terms will expire at BigBear’s third annual meeting of stockholders to be held after the completion of this offering.

At each annual meeting of stockholders to be held after the initial classification, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following their election and until their successors are duly elected and qualified. This classification of the New BigBear Board may have the effect of delaying or preventing changes in New BigBear’s control or management. New BigBear’s directors may be removed for cause by the affirmative vote of the holders of at least a majority of New BigBear’s voting stock.

Without limiting the rights of any party to the Investor Rights Agreement, any newly-created directorship on the Board that results from an increase in the number of directors and any vacancy occurring in the Board (whether by death, resignation, retirement, disqualification, removal or other cause) may be filled by the affirmative vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director or by the stockholders; provided, however, that, subject to the aforementioned rights granted to holders of one or more series of Preferred Stock or the rights of any holders of Common Stock pursuant to the Investor Rights Agreement, at any time when the Partners and their Permitted Transferees beneficially own, in the aggregate, less than 50% in voting power of the stock of the Corporation entitled to vote generally in the election of directors, any newly-created directorship on the Board that results from an increase in the number of directors and any vacancy occurring in the Board shall be filled only by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders). Any director elected to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall be elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal.

Without limiting the rights of any party to the Investor Rights Agreement, any or all of the directors (other than the directors elected by the holders of any series of Preferred Stock of the Company, voting separately as a series or together with one or more other such series, as the case may be) may be removed at any time either with or without cause by the affirmative vote of a majority in voting power of all outstanding shares of stock of the Company entitled to vote thereon, voting together as a single class; provided, however, that at any time when the Partners and their Permitted Transferees beneficially own, in the aggregate, less than 50% in voting power of the stock of the Company entitled to vote generally in the election of directors, any such director or all such directors may be removed only for cause and only by the affirmative vote of the holders of at least 66 2/3% in voting power of all the then-outstanding shares of stock of the Company entitled to vote thereon, voting together as a single class.

Stockholder Communications

The Company’s Board has established a process for stockholders to send communications to the Company Board. Stockholders may communicate with the Company’s Board generally or a specific director at any time by writing to the Company’s Secretary, c/o GigCapital4, Inc., 1731 Embarcadero Road, Suite 200, Palo Alto,

California 94303. The Company will review all messages received, and forward any message that reasonably appears to be a communication from a stockholder about a matter of stockholder interest that is intended for communication to the Company’s Board. Communications are sent as soon as practicable to the director to whom they are addressed, or if addressed to the Company’s Board generally, to the Executive Chairman of the Company’s Board. Because other appropriate avenues of communication exist for matters that are not of stockholder interest, communications that do not relate to matters of stockholder interest are not forwarded to the Company’s Board.

Director Independence

Nasdaq requires that a majority of our board must be composed of “independent directors,” which is defined generally as a person other than an executive officer or employee of the Company or its subsidiaries or any other individual having a relationship, which, in the opinion of the Company’s Board would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.

Messrs. Miotto and Betti-Berutto and Ms. Hayes are our independent directors. In determining Mr. Betti-Berutto’s independence, the Company’s Board relied on the following: (i) Mr. Betti-Berutto is not an officer or employee of the Company; (ii) his title of Hardware Chief Technical Advisor reflects his core competency and expertise and is primarily for marketing purposes as he assists the Company to identify suitable candidates for the Company’s business combination; and (iii) Mr. Betti-Berutto does not, and will not, receive any continued compensation for his efforts in identifying potential business combination candidates. Our independent directors may have regularly scheduled meetings at which only independent directors are present in certain circumstances. Any affiliated transactions will be on terms no less favorable to us than could be obtained from independent parties. Any affiliated transactions must be approved by a majority of our independent and disinterested directors.

Board Leadership Structure and Role in Risk Oversight

The Company’s governance framework provides the Board with flexibility to select the appropriate Board leadership structure for the Company. In making leadership structure determinations, the Company’s Board considers many factors, including the specific needs of the Company and what is in the best interests of the Company’s stockholders. While the Board does not currently have a formal policy on whether the role of the Chief Executive Officer and Executive Chairman of the Board should be separate, since our formation in 2020, Dr. Katz has served as the Company’s Chief Executive Officer, President, Executive Chairman of the Board and Secretary. The Company believes this structure is appropriate for the Company at this time, as the combined roles help provide strong and consistent leadership for the Company’s management team and Board. When the Board convenes for a meeting, the non-management directors meet in executive session if the circumstances warrant. Given the composition of the Board with a majority of independent directors, the Board does not believe that it is necessary to formally designate a lead independent director at this time, although it may consider appointing a lead independent director if the circumstances change.

The Board’s oversight of risk is administered directly through the Board, as a whole, or through its audit committee. Various reports and presentations regarding risk management are presented to the Board to identify and manage risk. The audit committee addresses risks that fall within the committee’s area of responsibility. For example, the audit committee is responsible for overseeing the quality and objectivity of the Company’s financial statements and the independent audit thereof. Management furnishes information regarding risk to the Board from time to time as requested.

Compensation Committee Interlocks and Insider Participation

Commencing on the date that our securities were first listed on Nasdaq through the earlier of consummation of our initial business combination and our liquidation, we will pay GigManagement, LLC, an affiliate of our

Sponsor, an aggregate monthly fee of $25,000 for office space and general and administrative services. This arrangement is being agreed to by an affiliate of our Executive Chairman of our Board and our Chief Executive Officer for our benefit and is not intended to provide such affiliate of our Executive Chairman of our Board and Chief Executive Officer compensation in lieu of a salary. We believe that such fees are at least as favorable as we could have obtained from an unaffiliated third party for such services.

On February 1, 2021, we entered into a Strategic Services Agreement with Mr. Weightman, our Chief Financial Officer. Mr. Weightman is initially receiving $10,000 per month for his services and such amount could increase to up to $15,000 per month dependent upon the scope of services provided. Commencing with the first month after the consummation of this offering, the Company will pay Mr. Weightman for services rendered since February 1, 2021 and on a monthly basis thereafter for all services rendered after the consummation of this offering. In addition, on February 8, 2021, we issued 5,000 Insider Shares to Mr. Weightman, in consideration of future services to us, which resulted in Mr. Weightman holding 6,000 Insider Shares following the stock split.

We issued 10,000 Insider Shares to Ms. Hayes in consideration of future services to us as a director and chairwoman of both our compensation and nominating and corporate governance committees, which resulted in Ms. Hayes holding 12,000 Insider Shares following the stock split.

Except as set forth above and in this paragraph, no compensation will be paid to our Sponsor, executive officers and directors, or any of their respective affiliates, prior to or in connection with the consummation of our initial business combination. Additionally, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our Board may also approve the payment of advisory fees to directors in connection with such activities, including board committee service, and extraordinary administrative and analytical services. Our independent directors will review on a quarterly basis all payments that were made to our Sponsor, executive officers, directors or our or their affiliates.

After the completion of our initial business combination, members of our management team who remain with us, may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our stockholders in connection with a proposed business combination. It is unlikely the amount of such compensation will be known at the time, as it will be up to the directors of the post-combination business to determine executive and director compensation. Any compensation to be paid to our officers will be determined, or recommenced, to the Board for determination, either by a committee constituted solely of independent directors or by a majority of the independent directors on our Board.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our officers and directors may negotiate employment or consulting arrangements to remain with us after the initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our officers and directors that provide for benefits upon termination of employment.

Number and Terms of Office of Officers and Directors

The members of the Board were elected to the Board in connection with the IPO. The members will stand for re-election at the Company’s annual meeting of stockholders, which will only be held if the Business Combination is not consummated prior to the date of the annual meeting of stockholders. In the event the Business Combination is consummated prior to the date of the annual meeting, at the special meeting of stockholders that will be held to seek approval of the Business Combination stockholders will be asked to vote on the directors who will comprise the Board after the closing of the Business Combination.

The Company’s executive officers are elected by the Board and serve at the discretion of the Board, rather than for specific terms of office. The Company’s Board is authorized to appoint persons to the offices set forth in the Company’s Bylaws as it deems appropriate. The Company’s Bylaws provide that the Company’s executive officers may consist of a Chief Executive Officer, a President, a Chief Financial Officer, Vice Presidents, a Secretary, Assistant Secretaries, a Treasurer and such other offices as may be determined by the Board.

Committees of the Company’s Board

The Company’s Board has three standing committees: an audit committee; a compensation committee; and a nominating and corporation governance committee. Each of the Company’s audit committee, compensation committee and nominating and corporate governance committee are composed solely of independent directors. Each committee operates under a certificate of incorporation that is approved by the Company’s Board and has the composition and responsibilities described below.

Audit Committee

Messrs. Miotto and Betti-Berutto and Ms. Hayes serve as members of our audit committee. Mr. Miotto serves as chairman of the audit committee. Under Nasdaq listing standards and applicable SEC rules, we are required to have three members of the audit committee, all of whom must be independent. Messrs. Miotto and Betti-Berutto and Ms. Hayes are independent.

Each member of the audit committee is financially literate and our Board has determined that Mr. Miotto qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

The Company has adopted an audit committee charter, which details the purpose and principal functions of the audit committee, including:

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assisting the Board in the oversight of (1) the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company, (2) the preparation and integrity of the financial statements of the Company, (3) the compliance by the Company with financial statement and regulatory requirements, (4) the performance of the Company’s internal finance and accounting personnel and its independent registered public accounting firms, and (5) the qualifications and independence of the Company’s independent registered public accounting firms;

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reviewing with each of the internal and independent registered public accounting firms the overall scope and plans for audits, including authority and organizational reporting lines and adequacy of staffing and compensation;

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reviewing and discussing with management and internal auditors the Company’s system of internal control and discussing with the independent registered public accounting firm any significant matters regarding internal controls over financial reporting that have come to its attention during the conduct of its audit;

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reviewing and discussing with management, internal auditors and the independent registered public accounting firm the Company’s financial and critical accounting practices, and policies relating to risk assessment and management;

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receiving and reviewing reports of the independent registered public accounting firm and discussing 1) all critical accounting policies and practices to be used in the firm’s audit of the Company’s financial statements, 2) all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent registered public accounting firm, and 3) other material written communications between the independent registered public accounting firm and management, such as any management letter or schedule of unadjusted differences;

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reviewing and discussing with management and the independent registered public accounting firm the annual and quarterly financial statements and section entitled “The Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” prior to the filing of the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q;

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reviewing, or establishing, standards for the type of information and the type of presentation of such information to be included in, earnings press releases and earnings guidance provided to analysts and rating agencies;

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discussing with management and the independent registered public accounting firm any changes in the Company’s critical accounting principles and the effects of alternative GAAP methods, off-balance sheet structures and regulatory and accounting initiatives;

•	reviewing material pending legal proceedings involving the Company and other contingent liabilities;

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meeting periodically with the Chief Executive Officer, Chief Financial Officer, the senior internal auditing executive and the independent registered public accounting firm in separate executive sessions to discuss results of examinations;

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reviewing and approving all transactions between the Company and related parties or affiliates of the officers of the Company requiring disclosure under Item 404 of Regulation S-K prior to the Company entering into such transactions;

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establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees or contractors of concerns regarding questionable accounting or accounting matters;

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reviewing periodically with the Company’s management, independent registered public accounting firm and outside legal counsel (i) legal and regulatory matters which may have a material effect on the financial statements, and (ii) corporate compliance policies or codes of conduct, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding the Company’s financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities; and

•	establishing policies for the hiring of employees and former employees of the independent registered public accounting firm.

A copy of the Company’s audit committee charter is available, free of charge, from the Company by writing to the Company’s Secretary, c/o GigCapital4, Inc., 1731 Embarcadero Road, Suite 200, Palo Alto, California 94303, or may be accessed on the Company’s website at https://www.gigcapitalglobal.com/investors.

Compensation Committee

The Company has established a compensation committee of the Board consisting of Messrs. Miotto and Betti-Berutto and Ms. Hayes. Ms. Hayes serves as chairwoman of the compensation committee. The Company has adopted a compensation committee charter that details the purpose and responsibility of the compensation committee, including:

•	reviewing the performance of the Chief Executive Officer and executive management;

•	assisting the Board in developing and evaluating potential candidates for executive positions (including Chief Executive Officer);

•

reviewing and approving goals and objectives relevant to the Chief Executive Officer and other executive officer compensation, evaluating the Chief Executive Officer’s and other executive officers’ performance in light of these corporate goals and objectives, and setting Chief Executive Officer and other executive officer compensation levels consistent with its evaluation and the Company’s philosophy;

•	approving the salaries, bonus and other compensation for all executive officers;

•	reviewing and approving compensation packages for new corporate officers and termination packages for corporate officers as requested by management;

•	reviewing and discussing with the Board and senior officers plans for officer development and corporate succession plans for the Chief Executive Officer and other senior officers;

•	reviewing and making recommendations concerning executive compensation policies and plans;

•	reviewing and recommending to the Board the adoption of or changes to the compensation of the Company’s directors;

•	reviewing and approving the awards made under any executive officer bonus plan, and providing an appropriate report to the Board;

•

reviewing and making recommendations concerning long-term incentive compensation plans, including the use of stock options and other equity-based plans, and, except as otherwise delegated by the Board, acting as the “Plan Administrator” for equity-based and employee benefit plans;

•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for the Company’s executive officers and employees;

•	reviewing periodic reports from management on matters relating to the Company’s personnel appointments and practices;

•	assisting management in complying with the Company’s proxy statement and annual report disclosure requirements;

•	issuing an annual Report of the Compensation Committee on Executive Compensation for the Company’s annual proxy statement in compliance with applicable SEC rules and regulations;

•	annually evaluating the Committee’s performance and the committee’s charter and recommending to the Board any proposed changes to the charter or the committee; and

•

undertaking all further actions and discharging all further responsibilities imposed upon the committee from time to time by the Board, the federal securities laws or the rules and regulations of the SEC.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

A copy of the Company’s compensation committee charter is available, free of charge, from the Company by writing to the Company’s Secretary, c/o GigCapital4, Inc., 1731 Embarcadero Road, Suite 200, Palo Alto, California 94303, or may be accessed on the Company’s website at https://www.gigcapitalglobal.com/investors.

Nominating and Corporate Governance Committee

The Company has established a nominating and corporate governance committee of the Board. The members of the Company’s nominating and corporate governance committee are Messrs. Miotto and Betti-Berutto and

Ms. Hayes. Ms. Hayes serves as chairwoman of the nominating and corporate governance committee. The Company has adopted a nominating and corporate governance committee charter, which details the purpose and responsibilities of the nominating and corporate governance committee, including:

•	developing and recommending to the Board the criteria for appointment as a director;

•	identifying, considering, recruiting and recommending candidates to fill new positions on the Board;

•	reviewing candidates recommended by stockholders;

•	conducting the appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates; and

•	recommending director nominees for approval by the Board and election by the stockholders at the next annual meeting.

The charter provides that the nominating and corporate governance committee may, in its sole discretion, retain or obtain the advice of, and terminate, any search firm to be used to identify director candidates, and will be directly responsible for approving the search firm’s fees and other retention terms.

The Company has not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board considers educational background, diversity of professional experience, knowledge of the Company’s business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of the Company’s stockholders. Prior to the Business Combination, holders of the Company’s public shares will not have the right to recommend director candidates for nomination to the Board.

A copy of the Company’s nominating and corporate governance committee charter is available, free of charge, from the Company by writing to the Company’s Secretary, c/o GigCapital4, Inc., 1731 Embarcadero Road, Suite 200, Palo Alto, California 94303, or may be accessed on the Company’s website at https://www.gigcapitalglobal.com/investors.

Meetings and Attendance

From December 4, 2020 (date of inception) through the end of the Company’s fiscal year on December 31, 2020, all Board actions were completed by Unanimous Written Consent.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers, directors and persons who beneficially own more than ten percent of the Company’s Common Stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish the Company with copies of all Section 16(a) forms they file.

There were no Section 16(a) filings required during the past fiscal year.

Code of Ethics

The Company has adopted a Code of Ethics applicable to the Company’s directors, officers and employees in accordance with applicable federal securities laws. You can review the Code of Ethics, as well as the Company’s other publicly filed documents, by accessing the Company’s public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from the Company, or may be accessed on the Company’s website at https://www.gigcapitalglobal.com/investors. The Company intends to disclose any amendments to or waivers of certain provisions of the Company’s Code of Ethics in a Current Report on Form 8-K. See “Where You Can Find Additional Information.”

Conflicts of Interest

Our Sponsor and certain members of our Board and officers of the Company have interests in the Business Combination that are different from or in addition to (and which may conflict with) your interest. These interests include but are not limited to:

•

the fact that our Initial Stockholders and the Insiders have agreed not to redeem any of the Private Placement Shares Founder Shares or the Insider Shares in connection with a stockholder vote to approve the Business Combination;

•	the fact that our Initial Stockholders and the Insiders will retain 10,069,600 Founder Shares and Insider Shares upon the Closing;

•

the fact that our Initial Stockholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares if we fail to complete an initial business combination by the applicable deadline;

•

if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, our Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party (other than our independent public accountants) for services rendered or products sold to us, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account;

•	the continued indemnification of our existing directors and officers and the continuation of our directors’ and officers’ liability insurance after the Business Combination;

•

the fact that Dr. Avi Katz, Dr. Raluca Dinu and Dorothy D. Hayes will continue as board members of the post-combination company and each shall be entitled to receive compensation for serving on the board of directors of the post-combination company;

•

the fact that we engaged the underwriters of our IPO as advisors to assist us in holding meetings with our stockholders to discuss potential business combination, introduce us to potential investors that are interested in purchasing our securities in connection with a potential business combination, assist us in obtaining stockholder approval for the business combination and assist us with our press releases and public filings in connection with a business combination. Pursuant to that agreement, we will pay the underwriters a cash fee for such services upon the consummation of the Business Combination in an amount equal to, in the aggregate, 3.5% of the gross proceeds of the IPO, including any proceeds from the exercise of the over-allotment option;

•

the fact that the Sponsor and the Insiders entered into the Investor Rights Agreement pursuant to which the original lock-up period to which the Sponsor and the Insiders are subject was amended to provide for termination of the lock-up period six months after the consummation of the Business Combination (other than with respect to the Private Placement Units for which the termination of the lock-up period is 30 days after the consummation of the Business Combination); and

•

the fact that our Sponsor, officers and directors will lose their entire investment in us if an initial business combination is not consummated by the applicable deadline. Prior to our IPO, our Sponsor purchased an aggregate of 7,460,000 Founder Shares (which following a 1.2:1 split in February 2021, resulted in 8,952,000 Founder Shares) for an aggregate purchase price of $25,000, or approximately $0.0033512 per share (as compared to the $10.00 per share price being used to determine the number of shares of Common Stock being issued to Ultimate (as the sole member of BigBear) in the Business Combination. Additionally, the Initial Stockholders purchased from the Company an aggregate of 1,099,600 Private Placement Units at a price of $10.00 per unit simultaneously with the consummation of our IPO for an aggregate purchase price of $10,996,000, with the Sponsor purchasing 850,000

Private Placement Units for $8,500,000, and Oppenheimer and Nomura purchasing 249,600 Private Placement Units. Certain of our directors and executive officers, including Dr. Avi Katz, Dr. Raluca Dinu and Dorothy D. Hayes, also have a direct or indirect economic interest in our securities. Drs. Katz and Dinu have an indirect interest in the 9,802,000 Founder Shares (which include the Founder Shares included in the 850,000 Private Placement Units) owned by the Sponsor, and Ms. Hayes owns 12,000 Insider Shares. The 8,952,000 Founder Shares acquired at our formation by the Sponsor would have had an aggregate market value of $[            ] based upon the closing price of $[            ] per public share on Nasdaq on [        ], 2021, the most recent practicable date prior to the date of this proxy statement. The 850,000 Private Placement Units held by the Sponsor would have had an aggregate market value of $[            ] based upon the closing price of $[            ] per public unit on Nasdaq on [        ], 2021, the most recent practicable date prior to the date of this proxy statement. The 18,000 shares owned by the Insiders would have had an aggregate market value of $[            ] based upon the closing price of $[            ] per public share on Nasdaq on [        ], 2021, the most recent practicable date prior to the date of this proxy statement. Additionally, the Sponsor, officers and directors do not currently have any unreimbursed out-of-pocket expenses in connection with the Business Combination.

After the completion of the Business Combination, Dr. Avi Katz, Dr. Raluca Dinu, Raanan I. Horowitz, Dorothy D. Hayes, Dr. Reginald Brothers, Sean Battle and [    ] will serve on the Board of the post-combination company.

In general, executive officers and directors of a corporation incorporated under the laws of the State of Delaware are required to present business opportunities to a corporation if:

•	the corporation could financially undertake the opportunity;

•	the opportunity is within the corporation’s line of business; and

•	it would not be fair to the corporation and its stockholders for the opportunity not to be brought to the attention of the corporation.

Accordingly, as a result of multiple business affiliations, the Company’s officers and directors may have similar legal obligations relating to presenting business opportunities meeting the above-listed criteria to multiple entities. In addition, conflicts of interest may arise when the Company’s Board evaluates a particular business opportunity with respect to the above-listed criteria. The Company cannot assure you that any of the above-mentioned conflicts will be resolved in the Company’s favor.

In order to minimize potential conflicts of interest which may arise from multiple corporate affiliations, each of the Company’s officers and directors has contractually agreed, pursuant to a written agreement with the Company, until the earliest of June 4, 2021 (the date of the execution of a definitive agreement for the Business Combination), the Company’s liquidation or such time as he or she ceases to be an officer or director, to present to the Company for the Company’s consideration, prior to presentation to any other entity, any suitable business opportunity which may reasonably be required to be presented to the Company, subject to any fiduciary or contractual obligations he or she might have. Accordingly, the Company’s Charter provides that the doctrine of corporate opportunity will not apply with respect to any of the Company’s executive officers or directors in circumstances where the application of the doctrine would conflict with any fiduciary duties or contractual obligations they may have.

Below is a table summarizing the entities to which the Company’s executive officers and directors currently have fiduciary duties or contractual obligations:

Individual	Entity	Entity’s Business	Affiliation
Dr. Avi Katz	Kaleyra, Inc.	Mobile Messaging Services	Executive Chairman
	GigFounders, LLC	Consulting and Investment	Founder and managing member
	GigManagement, LLC	Management Company	Founder and managing member

Individual	Entity	Entity’s Business	Affiliation
	GigAcquisitions, LLC	PPE (SPAC) sponsorship	Founder and manager
	GigAcquisitions2, LLC	PPE (SPAC) sponsorship	Founder and manager
	GigAcquisitions3, LLC	PPE (SPAC) sponsorship	Founder and manager
	GigAcquisitions4, LLC	PPE (SPAC) sponsorship	Founder and manager
	GigAcquisitions5, LLC	PPE (SPAC) sponsorship	Founder and manager
	GigAcquisitions6, LLC	PPE (SPAC) sponsorship	Founder and manager
	Lightning eMotors, Inc.	Electrical vehicle designer and manufacturer	Co-Chairman
	UpHealth, Inc.	Global digital health	Co-Chairman
	GigCapital5, Inc.	PPE (SPAC)	Co-Founder and Executive Chairman
	GigCapital6, Inc.	PPE (SPAC)	Co-Founder and Director
	GigInternational1 Sponsor, LLC	PPE (SPAC) sponsorship	Founder and manager

	GigInternational1, Inc.	PPE (SPAC)	Founder and Executive Chairman

Dr. Raluca Dinu	Kaleyra, Inc.	Mobile Messaging Services	Strategic Advisory Board, Chair
	Lightning eMotors, Inc.	Electrical vehicle designer and manufacturer	Director
	UpHealth, Inc.	Global digital health	Director
	GigCapital5, Inc.	PPE (SPAC)	Co-Founder, President, Chief Executive Officer, Secretary, Director
	GigCapital6, Inc.	PPE (SPAC)	Co-Founder, Executive Chairman, President, Chief Executive Officer, Secretary
	GigInternational1 Sponsor, LLC	PPE (SPAC) sponsorship	Founder
	GigInternational1, Inc.	PPE (SPAC)	President, Chief Executive Officer, Secretary and Director
	GigManagement, LLC	Management Company	Founder and managing member

Neil Miotto	GigManagement, LLC Kaleyra, Inc. GigFounders, LLC Lightning eMotors, Inc.	Management Company Mobile Messaging Services Consulting and Investment Electrical vehicle designer and manufacturer	Minority member Director Minority member Director
	UpHealth, Inc.	Global digital health	Director
	GigCapital5, Inc.	PPE (SPAC)	Director

Andrea Betti-Berutto	GigInternational1, Inc.	PPE (SPAC)	Director

Dorothy D. Hayes	GigInternational1, Inc.	PPE (SPAC)	Director
	Kaleyra, Inc.	Mobile Messaging Services	Strategic Advisory Board, Member

Individual	Entity	Entity’s Business	Affiliation
	GigCapital5, Inc.	PPE (SPAC)	Director
	GigCapital6, Inc.	PPE (SPAC)	Director and Chairwoman of the Audit Committee
	Intevac, Inc.	Thin Film Processing Equipment and Digital Imaging Systems	Director and Chairwoman of the Audit Committee
	First Tech Federal Credit Union	Credit Union	Non-executive Chair of the Board of Directors
	Computer History Museum	Museum	Trustee
	Center for Excellence in Nonprofits	Non-profit Training	Director
	Encore.org	Innovation Nonprofit	Director

Brad Weightman	GigInternational1, Inc.	PPE (SPAC)	Chief Financial Officer
	GigCapital5, Inc.	PPE (SPAC)	Treasurer and Chief Financial Officer
	GigCapital6, Inc.	PPE (SPAC)	Treasurer and Chief Financial Officer

When the Company submits the Business Combination to its public stockholders for a vote, the Initial Stockholders and the Insiders have agreed to vote any shares held by them in favor of the Business Combination. In addition, they have agreed to waive their respective rights to participate in any liquidation distribution with respect to their Founder Shares and the Insider Shares. If they purchased shares of Common Stock as part of the IPO or in the open market, however, they would be entitled to participate in any liquidation distribution in respect of such shares but have agreed not to convert or sell such shares to the Company in connection with the consummation of the Business Combination.

All ongoing and future transactions between the Company and any of its Initial Stockholders including the Sponsor, executive officers and directors or their respective affiliates will be on terms believed by the Company to be no less favorable to the Company than are available from unaffiliated third parties. Such transactions will require prior approval by a majority of the Company’s uninterested “independent” directors or the members of the Company’s Board of who do not have an interest in the transaction, in either case who had access, at the Company’s expense, to the Company’s attorneys or independent legal counsel. The Company will not enter into any such transaction unless the Company’s disinterested “independent” directors determine that the terms of such transaction are no less favorable to the Company than those that would be available to the Company with respect to such a transaction from unaffiliated third parties.

Limitation on Liability and Indemnification of Officers and Directors

The current amended and restated certificate of incorporation provides that the Company’s directors and officers will be indemnified by the Company to the fullest extent authorized by the DGCL as it now exists or may in the future be amended, unless a director violated his or her duty of loyalty to the Company or its stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived improper personal benefit from its actions as a director. In addition, the current amended and restated certificate of incorporation provides that the Company’s directors will not be personally liable for monetary damages to the Company for breaches of their fiduciary duty as directors, unless they violated their duty of loyalty to the Company or its stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived an improper personal benefit from their actions as directors.

The Company’s Bylaws also permit the Company to secure and maintain insurance, at the Company’s expense, on behalf of any director, officer, or employee for any liability arising out of his or her actions, whether or not the

Company would have the power to indemnify such person against such expense, liability or loss under the DGCL. The Company has purchased a policy of directors’ and officers’ liability insurance that insures its directors and officers against the cost of defense, settlement or payment of a judgment in some circumstances and insures the Company against its obligations to indemnify its directors and officers.

These provisions may discourage stockholders from bringing a lawsuit against the Company’s directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against directors and officers, even though such an action, if successful, might otherwise benefit the Company and its stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent the Company pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions. The Company believes that these provisions, the insurance and the indemnity agreements are necessary to attract and retain talented and experienced directors and officers.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to the Company’s directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Principal Accounting Fees and Services

The firm of BPM LLP (“BPM”) acts as our independent registered public accounting firm. The following is a summary of fees paid to BPM for services rendered.

Audit Fees. Audit fees consist of fees billed or to be billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by BPM in connection with statutory and regulatory filings. The aggregate fees of BPM for professional services rendered for the review of the financial information included in our Form 10-K and other required filings with the SEC for the period from December 4, 2020 (date of inception) to December 31, 2020 totaled $52,785.

Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our year-end financial statements and are not reported under “Principal Accounting Fees and Services - Audit Fees.” These services include attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards, including permitted due diligence services related to a potential business combination. During the period from December 4, 2020 (date of inception) to December 31, 2020, we did not pay any audited-related fees to BPM.

Tax Fees. We did not pay BPM any fees for tax compliance, tax planning and tax advice for the period from December 4, 2020 (date of inception) to December 31, 2020.

All Other Fees. We did not pay BPM for any other services for the period from December 4, 2020 (date of inception) to December 31, 2020.

THE COMPANY’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis of the Company’s financial condition and results of operations should be read in conjunction with the Company’s consolidated financial statements and notes to those statements included in this proxy statement. This discussion and analysis contains forward-looking statements that involve risks and uncertainties. Please see “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in this proxy statement. Unless otherwise indicated or the context otherwise requires, references in this section to “we,” “our,” “us” and other similar terms refer to the Company and its consolidated subsidiaries before the Business Combination.”

Overview

We are a Private-to-Public Equity (PPE) company, also known as a blank check company or special purpose acquisition vehicle, incorporated in the State of Delaware and formed for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation with, purchasing all or substantially all of the assets of, or engaging in any other similar business combination with one or more businesses or entities. We intend to effectuate our initial Business Combination using cash from the proceeds from the sale of units in our IPO (the “Offering”), the sale of the Private Placement Units to our Initial Stockholders, which occurred simultaneously with the completion of the Offering, our common equity or any preferred equity that we may create in accordance with the terms of our charter documents, debt, or a combination of cash, common or preferred equity and debt. The units sold in the Offering each consisted of one share of Common Stock and one-third of one redeemable warrant to purchase our Common Stock (no fractional shares will be issued upon exercise of the warrants). The Private Placement Units were substantially similar to the units sold in the Offering, but for certain differences in the warrants included in each of them. For clarity, the warrants included in the units are referred to herein as the “public warrants”, and the warrants included in the Private Placement Units are referred to herein as the “private warrants.”

The issuance of additional shares of Common Stock or the creation of one or more classes of preferred stock during our initial Business Combination:

•	may significantly dilute the equity interest of investors in this offering who would not have pre-emption rights in respect of any such issue;

•

may subordinate the rights of holders of Common Stock if the rights, preferences, designations and limitations attaching to the preferred shares are senior to those afforded our shares of Common Stock;

•

could cause a change in control if a substantial number of shares of Common Stock are issued, which may affect, among other things, our ability to use our net operating loss carry forwards, if any, and could result in the resignation or removal of our present officers and directors;

•	may have the effect of delaying or preventing a change of control of us by diluting the share ownership or voting rights of a person seeking to obtain control of us; and

•	may adversely affect prevailing market prices for our shares of Common Stock.

Similarly, if we issue debt securities or otherwise incur significant indebtedness, it could result in:

•	default and foreclosure on our assets if our operating revenues after our initial Business Combination are insufficient to repay our debt obligations;

•

acceleration of our obligations to repay the indebtedness even if we make all principal and interest payments when due if we breach certain covenants that require the maintenance of certain financial ratios or reserves without a waiver or renegotiation of that covenant;

•	our immediate payment of all principal and accrued interest, if any, if the debt is payable on demand;

•	our inability to obtain necessary additional financing if any document governing such debt contains covenants restricting our ability to obtain such financing while the debt security is outstanding;

•	our inability to pay dividends on our shares of Common Stock;

•

using a substantial portion of our cash flow to pay principal and interest on our debt, which will reduce the funds available for dividends on our Common Stock if declared, expenses, capital expenditures, acquisitions and other general corporate purposes;

•	limitations on our flexibility in planning for and reacting to changes in our business and in the industry in which we operate;

•	increased vulnerability to adverse changes in general economic, industry and competitive conditions and adverse changes in government regulation; and

•

limitations on our ability to borrow additional amounts for expenses, capital expenditures, acquisitions, debt service requirements, execution of our strategy and other purposes and other disadvantages compared to our competitors who have less debt.

We expect to incur significant costs in the pursuit of our acquisition plans. We cannot assure you that our plans to raise capital or to complete our initial Business Combination will be successful.

Results of Operations and Known Trends or Future Events

We have neither engaged in any operations nor generated any revenues to date. For the period from December 4, 2020 (date of inception) through March 31, 2021, our only activities have been organizational activities, those necessary to prepare for the Offering and to identify a target business for the Business Combination. We do not expect to generate any operating revenues until after completion of our initial Business Combination. We expect to generate non-operating income in the form of interest income on cash and marketable securities held in the Trust Account at Oppenheimer & Co., Inc. in New York, New York with Continental Stock Transfer & Trust Company acting as trustee, which was funded after the Offering to hold an amount of cash and marketable securities equal to that raised in the Offering. There has been no significant change in our financial or trading position and no material adverse change has occurred since the date of our audited balance sheet of February 12, 2021 as filed with the SEC on February 18, 2021. We expect to incur increased expenses as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), as well as for due diligence expenses.

For the three months ended March 31, 2021, we had a net loss of $613,770, which consisted of operating expenses of $595,106, a provision for income taxes of $1,468 and other expense from the change in fair value of warrant liability of $22,117, that were partially offset by interest income on marketable securities held in the Trust Account of $4,921.

For the period from December 4, 2020 (date of inception) through December 31, 2020, we had a net loss of $34,096 which consisted of operating and formation costs.

Liquidity and Capital Resources

During the period from December 4, 2020 (date of inception) to December 31, 2020, the Founder purchased 7,460,000 Founder Shares for an aggregate purchase price of $25,000, or $0.0033512 per share. On February 8, 2021, we effected a 1.2:1 stock split of our common stock, resulting in our Founder holding 8,952,000 Founder Shares.

On February 11, 2021, the Company consummated the Initial Public Offering (“IPO”) of 35,880,000 Public Units, including the issuance of 4,680,000 Public Units as a result of the underwriters’ exercise in full of their over-allotment option. The Public Units were sold at a price of $10.00 per Public Unit, generating gross proceeds to the Company of $358,800,000.

As of March 31, 2021, we held cash and marketable securities in the amount of $358,801,671 (including $1,671 of interest earned) in the trust account. The marketable securities consisted of money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940 which invest only in direct U.S. government obligations. Interest income earned from the funds held in the Trust Account may be used by us to pay taxes.

As of December 31, 2020, we held cash in the amount of $150,000.

For the quarter ended March 31, 2021, cash used in operating activities was $1,078,149, consisting of a net loss of $613,770, interest earned on marketable securities held in the Trust Account of $4,921, plus an increase in prepaid and other current assets of $812,795, that were partially offset by the increase in liabilities of $331,220, due to increase in accounts payable, including payable to related parties, and accrued liabilities of $329,752, and income taxes payable of $1,468, and an increase in the fair value of the warrant liability of $22,117.

We intend to use substantially all of the funds held in the Trust Account, including any amounts representing interest earned on the Trust Account (which interest shall be net of taxes payable by us), to acquire a target business or businesses to complete our initial Business Combination and to pay our expenses relating thereto. We may withdraw interest to pay taxes. We estimate our annual franchise tax obligations to be approximately $200,000. Our annual income tax obligations will depend on the amount of interest and other income earned on the amounts held in the Trust Account. To the extent that our capital stock is used in whole or in part as consideration to affect our initial Business Combination, the remaining proceeds held in the Trust Account as well as any other net proceeds not expended will be used as working capital to finance the operations of the target business or businesses. Such working capital funds could be used in a variety of ways including continuing or expanding the target business’ operations, for strategic acquisitions and for marketing, research and development of existing or new products. Such funds could also be used to repay any operating expenses or finders’ fees which we had incurred prior to the completion of our initial Business Combination if the funds available to us outside of the Trust Account were insufficient to cover such expenses.

As of March 31, 2021, we had cash of $2,172,952 held outside the Trust Account. We believe that the proceeds not held in the Trust Account will be sufficient to allow us to operate for at least 24 months from the closing date of the Offering, assuming that a Business Combination is not consummated during that time. Over this time period, we intend to use these funds primarily for identifying and evaluating prospective acquisition candidates, performing business due diligence on prospective target businesses, traveling to and from the offices, plants or similar locations of prospective target businesses, reviewing corporate documents and material agreements of prospective target businesses, selecting the target business to acquire and structuring, negotiating and consummating the Business Combination.

If our estimates of the costs of undertaking in-depth due diligence and negotiating our initial Business Combination are less than the actual amount necessary to do so, we may have insufficient funds available to operate our business prior to our initial Business Combination. Moreover, we may need to obtain additional financing either to consummate our initial Business Combination or because we become obligated to redeem a significant number of our public shares upon consummation of our initial Business Combination, in which case we may issue additional securities or incur debt in connection with such Business Combination. In order to finance operating and/or transaction costs in connection with a Business Combination, our Founder, executive officers, directors, or their affiliates may, but are not obligated to, loan us funds. In the event that our initial Business Combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from our Trust Account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into units of the post-Business Combination entity at a price of $10.00 per unit at the option of the lender. The units would be identical to the Private Placement Units. If we are unable to complete our initial Business Combination because we do not have sufficient funds available to us, we will be forced to cease operations and liquidate the Trust Account.

Following our initial Business Combination, if cash on hand is insufficient, we may need to obtain additional financing in order to meet our obligations.

Off-Balance Sheet Arrangements

As of March 31, 2021 and December 31, 2020, we have not entered into any off-balance sheet financing arrangements. We do not participate in transactions that create relationships with unconsolidated entities or financial partnerships, often referred to as variable interest entities, which would have been established for the purpose of facilitating off-balance sheet arrangements. We have not entered into any off-balance sheet financing arrangements, established any special purpose entities, guaranteed any debt or commitments of other entities, or purchased any non-financial assets.

Contractual Obligations

As of March 31, 2021 and December 31, 2020, we do not have any long-term debt, capital lease obligations, operating lease obligations or long-term liabilities, other than an agreement to pay our Sponsor a monthly fee of $25,000 for office space, administrative services and secretarial support. We began incurring these fees on February 9, 2021 and will continue to incur these fees monthly until the earlier of the completion of our Business Combination or our liquidation.

Critical Accounting Policies

The preparation of financial statements and related disclosures in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and income and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following critical accounting policies:

Net Loss Per Common Share

Net loss per share of common stock is computed by dividing net loss by the weighted-average number of shares of common stock outstanding for the period. We apply the two-class method in calculating the net loss per common share. Shares of common stock subject to possible redemption as of March 31, 2021 have been excluded from the calculation of the basic net loss per share since such shares, if redeemed, only participate in their pro rata share of the Trust Account earnings. When calculating our diluted net loss per share, we have not considered the effect of (i) the incremental number of shares of common stock to settle warrants sold in the Offering and Private Placement, as calculated using the treasury stock method and (ii) the shares issued to the Insiders representing 18,000 shares of common stock underlying restricted stock awards for the periods they were outstanding. Since we were in net loss position during the period after deducting net income attributable to common stock subject to redemption, diluted net loss per common share is the same as basic net loss per common share for the periods presented as the inclusion of all potential common shares outstanding would have been anti-dilutive.

In accordance with the two-class method, our net loss is adjusted for net income that is attributable to common stock subject to redemption, as these shares only participate in the income of the Trust Account and not our losses. Accordingly, net loss per common share, basic and diluted, is calculated as follows:

	For the Three Months Ended March 31, 2021	For the period from December 4, 2020 (Date of Inception) through December 31, 2020
Net loss	$(613,770)	$(34,096)
Less: net income attributable to common stock subject to redemption	(2,582)	—
Net loss attributable to common stockholders	$(616,352)	$(34,096)
Weighted-average common shares outstanding, basic and diluted	10,375,485	2,501,357
Net loss per share common share, basic and diluted	$(0.06)	$(0.01)

Common Stock subject to possible redemption

We account for our common stock subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Common stock subject to mandatory redemption (if any) is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within our control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. Our common stock features certain redemption rights that are considered to be outside of our control and subject to occurrence of uncertain future events. Accordingly, as of March 31, 2021, common stock subject to possible redemption is presented as temporary equity, outside of the stockholders’ equity section of our condensed balance sheet.

Warrant Liability

The Company accounts for warrants for shares of the Company’s common stock that are not indexed to its own stock as liabilities at fair value on the condensed balance sheet. The warrants are subject to remeasurement at each balance sheet date and any change in fair value is recognized as a component of other expense on the condensed statement of operations and comprehensive loss. The Company will continue to adjust the liability for changes in fair value until the earlier of the exercise or expiration of the common stock warrants. At that time, the portion of the warrant liability related to the common stock warrants will be reclassified to additional paid-in capital

Emerging Growth Company

Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. We have elected not to opt out of such extended transition period which means that when an accounting standard is issued or revised and it has different application dates for public or private companies, we, as an emerging growth company, will adopt the new or revised accounting standard at the time private companies adopt the new or revised standard.

Recent Accounting Pronouncements

We do not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on our financial statements.

EXECUTIVE COMPENSATION

The Company

The following disclosure concerns the compensation of the Company’s officers and directors for the fiscal year ended December 31, 2020.

Compensation of our Executive Officers and Directors

As we are a special purpose acquisition company, formed for the purpose of effecting a business combination, our primary objective with respect to executive and director compensation is to retain the executives and directors to help identify and close a business combination.

Commencing on the date that our securities were first listed on Nasdaq through the earlier of consummation of our initial business combination and our liquidation, we will pay our Sponsor a total of $25,000 per month, which funds will be used to pay for office space, utilities, secretarial and administrative services. This arrangement was agreed to by an affiliate of our Executive Chairman for our benefit and is not intended to provide such affiliate of our Executive Chairman compensation in lieu of a salary. We believe that such fees are at least as favorable as we could have obtained from an unaffiliated third party for such services.

On February 1, 2021, we entered into a Strategic Services Agreement with Brad Weightman, our current Vice President and Chief Financial Officer. Under the terms of the Strategic Services Agreement, Mr. Weightman is paid $10,000 per month.

No compensation was paid to any executive officer or director in 2020:

Except as set forth above, no compensation was paid to our Sponsor, or management team, or any of their respective affiliates, prior to or in connection with the consummation of our initial business combination. Additionally, these individuals are reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our independent directors review on a quarterly basis all payments that were made to our Sponsor, management team or their affiliates.

Members of our management team who remain with us, may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our stockholders in connection with a proposed business combination. It is unlikely the amount of such compensation will be known at the time, as it will be in the discretion of the directors of the post-combination business to determine executive and director compensation. Any compensation to be paid to our officers will be determined, or recommended, to the board of directors for determination, either by a committee constituted solely by independent directors or by a majority of the independent directors on our board of directors.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our officers and directors may negotiate employment or consulting arrangements to remain with us after the initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our officers and directors that provide for benefits upon termination of employment.

BigBear

Unless we state otherwise or the context otherwise requires, in this Executive Compensation section, the terms “BigBear,” “we,” “us,” “our” and the “Company” refer to BigBear.ai Holdings, LLC (f/k/a Lake Intermediate, LLC) prior to the consummation of the Business Combination. This section discusses the material components of the executive compensation program for BigBear’s executive officers named in the “Summary Compensation Table” below.

Overview

We are currently considered an “emerging growth company” within the meaning of the Securities Act for purposes of the SEC’s executive compensation disclosure rules. Accordingly, we are required to provide a Summary Compensation Table and an Outstanding Equity Awards at Fiscal Year-End Table, as well as limited narrative disclosures regarding executive compensation for our last completed fiscal year. Further, our reporting obligations extend only to the following “Named Executive Officers,” which are the individuals who served as principal executive officer and the next two most highly compensated executive officers at the end of the fiscal year ended December 31, 2020:

Named Executive Officer	Principal Position
Dr. Reginald Brothers	Chief Executive Officer
Joshua Kinley	Chief Financial Officer
Sean Battle	Chief Strategy Officer

Summary Compensation Table

The following table presents summary information regarding the total compensation paid to and earned by each of our Named Executive Officers for the fiscal year ending December 31, 2020.

Name and Principal Position	Year	Salary		Bonus		All Other Compensation(5)	Total
Dr. Reginald Brothers, Chief Executive Officer	2020	$159,231	(1)	$245,000		—	$404,231

Joshua Kinley, Chief Financial Officer	2020	$429,865	(2)	—	(4)	$56,824	$486,689

Sean Battle, Chief Strategy Officer	2020	$432,867	(3)	—	(4)	$48,410	$481,277

(1)

Dr. Brothers commenced employment on June 19, 2020 and, as such, the salary amount reported represents salary amounts actually paid to Dr. Brothers for the portion of the year during which he was employed.

(2)	Consists of $385,197 for services provided to PCI prior to its acquisition on October 23, 2020 and $44,688 for services provided to BigBear and its affiliates following such acquisition.
(3)	Consists of $385,877 for services provided to PCI prior to its acquisition on October 23, 2020 and $46,990 for services provided to BigBear and its affiliates following such acquisition.
(4)	Messrs. Kinley and Battle did not receive bonus payments in fiscal year 2020 due to their commencement of employment with BigBear, in each case, on October 23, 2020.
(5)	The amounts reported in the All Other Compensation column consist of the following:

Name	Company 401(k) Matching Contributions(a)	Term Life Insurance Premiums(b)	Long-Term Disability Premiums(b)	Dental, Vision and Medical Care Premiums(b)	Supplemental Accidental Death and Dismemberment Insurance Premiums(b)	Tax Return Preparation Services
Joshua Kinley	$17,100	$710	$7,856	$28,342	$750	$867
Sean Battle	$17,100	—	$4,171	$24,323	$750	$867

(a)	See below under “Additional Narrative Disclosure—Retirement Benefits” for additional information regarding 401(k) plan contributions.
(b)	Represents the Company portion of premiums for coverage under benefit plans available only to certain executives.

Narrative Disclosure to Summary Compensation Table

Employment Arrangements with Named Executive Officers

Dr. Brothers is party to an offer letter with NuWave Solutions Holdings, LLC, dated May 22, 2020, and Messrs. Battle and Kinley are each party to an employment agreement with PCI dated October 23, 2020. The offer letter and employment agreements each provide for an annual base salary and target bonus opportunity as follows: for Dr. Brothers, a base salary of $300,000 and target annual bonus of 70% of his base salary; for Mr. Battle, a base salary of $315,000 and target annual bonus of 35% of his base salary; and for Mr. Kinley, a base salary of $300,000 and target annual bonus of 35% of his base salary. Dr. Brothers’ offer letter also provides for a grant of incentive units in an amount equal to 1.5% of the total equity of the Company upon the establishment of a management incentive plan. These incentive units were granted in the first quarter of the 2021 fiscal year, as described in “Narrative Disclosure to Summary Compensation Table—Incentive Unit Awards” below.

The offer letter and employment agreements also provide for certain severance benefits upon resignation by the applicable Named Executive Officer for “Good Reason,” and/or upon termination by BigBear without “Cause.” Please see “Additional Narrative Disclosure—Potential Payments Upon Termination or Change in Control—Employment Arrangements with Named Executive Officers” below for more details regarding the severance benefits provided to our Named Executive Officers under the offer letter and employment agreements.

Incentive Unit Awards

PCISM Ultimate Holdings adopted an Employee Equity Plan effective February 16, 2021 (the “Equity Plan”) to provide incentives to present and future directors, officers, employees and other service providers of PCISM Ultimate Holdings and its subsidiaries in the form of Class B Units (“Incentive Units”). Under the terms of the applicable award documentation, the Incentive Units are divided into three tranches: Tranche I Incentive Units (40% of the Incentive Units granted), Tranche II Incentive Units (40% of the Incentive Units granted) and Tranche III Incentive Units (20% of the Incentive Units granted). Tranche I, Tranche II and Tranche III Incentive Units are subject to service-based and/or performance-based vesting conditions, subject in certain cases to acceleration upon an “Exit Sale,” as described in “Additional Narrative Disclosure—Potential Payments Upon Termination or Change in Control—Incentive Unit Awards,” below. Holders of Incentive Units are subject to certain restrictive covenants, including perpetual confidentiality and non-disparagement covenants and non-competition and customer and employee non-solicitation covenants that apply during the service period and for one year thereafter.

Each of the Named Executive Officers was granted an award of Incentive Units in February 2021 as follows: Dr. Brothers, 1,500,000 Incentive Units; Mr. Battle, 1,000,000 Incentive Units; and Mr. Kinley, 625,000 Incentive Units.

Outstanding Equity Awards at Fiscal Year-End

The Named Executive Officers did not have any outstanding equity awards as of December 31, 2020. As described above in “Narrative Disclosure to Summary Compensation Table—Incentive Unit Awards,” the Named Executive Officers were each granted Incentive Units in February 2021.

Additional Narrative Disclosure

Retirement Benefits

We maintain the PCI Strategic Management 401(k) Plan, a tax-qualified retirement plan that provides all regular employees of PCI with an opportunity to save for retirement on a tax-advantaged basis. Under the 401(k) Plan, participants, including Messrs. Battle and Kinley, may elect to defer a portion of their compensation on a pre-tax basis and have it contributed to the plan subject to applicable annual limits under the Code. Pre-tax contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. We provide direct contributions in an amount equal to 3% of each participants’ salary. We also match 100% of a participant’s contributions that exceed 3% of his or her base salary, with such matching contributions not to exceed 3% of the participant’s base salary. Employee elective deferrals are 100% vested at all times. As a U.S. tax-qualified retirement plan, contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan and all contributions are deductible by us when made.

Potential Payments Upon Termination or Change in Control

Employment Arrangements with Named Executive Officers

As described above in the “Narrative Disclosure to the Summary Compensation Table—Employment Arrangements with Named Executive Officers”, the offer letter with Dr. Brothers and the employment agreements with Messrs. Battle and Kinley provide for severance benefits upon the occurrence of certain terminations of employment. Dr. Brothers’ offer letter provides that upon termination of his employment without “Cause,” he will receive continued payments of his then-current base salary for six months. The severance benefits described in this paragraph are subject to Dr. Brothers’ execution of a general release of claims in favor of NuWave and continuing compliance with restrictive covenants, including non-competition and non-solicitation covenants that extend for six months following termination of his employment without “Cause”. If Dr. Brothers’ employment is terminated for any other reason, then he will not be entitled to any severance payments and the duration of his post-employment non-competition and non-solicitation covenants will generally extend for a period of six months following such termination (or 24 months following termination due to a resignation that occurs within 120 days of a qualifying liquidity event). Dr. Brothers’ offer letter also contains customary nondisclosure and non-disparagement covenants.

For purposes of Dr. Brothers’ offer letter, “Cause” generally means: (i) the commission of a felony or other crime involving moral turpitude; (ii) the commission of any act or omission involving moral turpitude, dishonesty or fraud; (iii) the commission of any act or omission which is significantly injurious to NuWave or any of its subsidiaries or other affiliates; (iv) reporting to work under the influence of alcohol or illegal drugs, or the use of illegal drugs or the illegal use of legally controlled substances (whether or not at the workplace) or other conduct causing the NuWave or any of its subsidiaries or other affiliates public disgrace or disrepute or significant economic harm, whether if in conjunction with the performance of any duties for the Company or any of its subsidiaries or other affiliates, or otherwise; (v) failure to perform duties as reasonably directed by the board of managers of NuWave; (vi) any act or omission aiding or abetting a competitor, supplier or customer of NuWave or any of its subsidiaries or other affiliates to the disadvantage or detriment of NuWave or any of its subsidiaries or other affiliates; (vii) breach of any fiduciary duty, gross negligence or willful misconduct with respect to the Company or any of its subsidiaries or other affiliates; or (viii) any breach of the restrictive covenants set forth in the offer letter or any other material breach of the offer letter or any policies or procedures of NuWave.

Messrs. Battle and Kinley’s employment agreements provide that upon termination of their employment by PCI for any reason other than for “Cause” or upon their resignation for “Good Reason,” they will receive continued payments of their then-current base salary for 12 months, in addition to any accrued but unpaid benefits. If the executive’s employment is terminated by the Company for “Cause”, by the executive without “Good Reason,” or due to his death or disability, he will receive any accrued but unpaid benefits. The severance benefits described in this paragraph are subject to the executive’s execution of a general release of claims and continuing compliance with restrictive covenants, including customary nondisclosure, assignment of intellectual property and mutual non-disparagement covenants and non-competition and non-solicitation covenants that apply for one year following a termination of their employment.

For purposes of Messrs. Battle and Kinley’s employment agreements:

“Cause” means (i) the executive’s indictment for, conviction of or plea of nolo contendere to a felony, any crime involving moral turpitude or a fraud, (ii) the executive’s engagement in fraud, theft, embezzlement or other act involving dishonesty with respect to PCI or its affiliates, (iii) any act or omission of the executive that brings or could reasonably be expected to bring PCI or any of its affiliates into substantial public disgrace or disrepute or otherwise materially injures the integrity, character or reputation of PCI or its affiliates, (iv) gross negligence or gross misconduct by the executive with respect to PCI or any of its affiliates, (v) the executive’s material non-performance of the duties reasonably assigned to him, (vi) the executive’s insubordination or failure to follow the directions of the board of directors of PCI (and for Mr. Kinley, directions of the CEO), (vii) the executive’s breach of the provisions of the restrictive covenants set forth in his employment agreement or any other applicable restrictive covenants with PCI or any of its affiliates, (viii) the executive’s breach of a material employment policy of PCI or any of its affiliates or (ix) any other material breach by the executive of the employment agreement or any other agreement with PCI or any of its affiliates, subject, where applicable, to customary notice and cure periods.

“Good Reason” means (i) PCI’s breach of any material term of the employment agreement that is not cured within 15 days after PCI’s receipt of written notice from the executive specifying the nature of the breach, or (ii) a relocation of the executive’s principal office to a location more than 25 miles from the executive’s current office location.

Incentive Unit Awards

Tranche I Units granted pursuant to the Equity Plan (including those held by the Named Executive Officers) will fully time-vest upon an “Exit Sale” (as defined below), and will performance-vest upon the first Exit Sale or other qualifying liquidity event (including a public offering of PCISM securities or the payment of certain extraordinary cash dividends) to occur in which certain performance metrics are achieved. In addition, Tranche II and Tranche III Incentive Units (which are not subject to time-based vesting conditions) will fully performance-vest upon an Exit Sale only if certain performance metrics are achieved. If such performance metrics are not achieved on or prior to an Exit Sale, the Tranche II and Tranche III Incentive Units will be forfeited for no consideration. The Incentive Units are not subject to accelerated vesting in any other scenario, including upon a termination of the Named Executive Officer’s employment or services.

For purposes of the Incentive Units, an “Exit Sale” generally means any transaction or series of transactions pursuant to which (i) any person or group of related persons (other than the investors and their affiliates) in the aggregate acquires (a) equity securities of PCISM Ultimate Holdings possessing the voting power (other than voting rights accruing only in the event of a default or breach) to elect members of the PCISM Ultimate Holdings board of directors which, in the aggregate, control a majority of the votes on the PCISM Ultimate Holdings board of directors (whether by merger, consolidation, reorganization, combination, sale, transfer or exchange of PCISM Ultimate Holdings equity securities, securityholder or voting agreement, proxy, power of attorney or otherwise) or (b) all or substantially all of PCISM Ultimate Holdings’ assets determined on a consolidated basis, or (ii) PCISM Ultimate Holdings, any of its equityholders, or any of its subsidiaries acquires securities of a SPAC in connection with a transaction (however structured) involving PCISM Ultimate Holdings, any of its subsidiaries, or any of its or their respective assets or equity securities, unless otherwise determined by the PCISM Ultimate Holdings board of directors in its discretion, in each case excluding a public offering of PCISM Ultimate Holdings or any subsidiary thereof.

Director Compensation

The following table presents the total compensation for each person who served as a non-employee member of BigBear’s board of managers (the “BigBear Board”) during fiscal year 2020. Other than as set forth in the table and described more fully below, BigBear did not pay any compensation, reimburse any expense of, make any equity awards or non-equity awards to, or pay any other compensation to, any of the other non-employee members of the BigBear Board in 2020.

Name	Fees Earned or Paid in Cash ($)		Total ($)
Kevin McAleenan	$25,000	(1)	$25,000
Paul Fulchino	$25,000	(2)	$25,000

(1)

Represents fees earned by Mr. McAleenan in respect of his service on the BigBear Board commencing July 1, 2020. Fees earned by Mr. McAleenan in respect of his service on the BigBear Board in the fourth fiscal quarter of 2020 (in an amount equal to $12,500) were paid in March 2021.

(2)

Represents fees earned by Mr. Fulchino in respect of his service on the BigBear Board commencing July 20, 2020. Per the terms of Mr. Fulcino’s service agreement (as described below), Mr. Fulchino elected to receive such amount in the form of equity, which amounts the Company expects to pay to Mr. Fulchino in 2021.

BigBear Board Service Agreements

In July 2020, NuWave Solutions LLC entered into a service agreement with each of Messrs. McAleenan and Fulchino pursuant to which each of Messrs. McAleenan and Fulchino would serve as a member of the board of managers of Lake Parent (and, following the dissolution of Lake Parent on December 21, 2020, as a member of the BigBear Board). The service agreements each provide that Messrs. McAleenan and Fulchino are each entitled to receive $50,000 in cash or equity at their election, payable in quarterly installments. For 2020, Mr. McAleenan elected to receive his compensation in cash and Mr. Fulchino elected to receive his compensation in equity. In addition, the service agreements each provide that Messrs. McAleenan and Fulchino would be entitled to an initial award of 100,000 Class P Units of Lake Parent, which Class P Units were granted in 2020 and cancelled in December 2020 in connection with the dissolution of Lake Parent.

Incentive Unit Awards

Per the terms of their services agreements, Messrs. McAleenan and Fulchino each became eligible to participate in the Equity Plan upon its adoption on February 16, 2021. On such date, Messrs. McAleenan and Fulchino were each granted an award of 250,000 Incentive Units denominated in the form of Class B Units of PCISM Ultimate Holdings, on substantially the same terms and conditions as such Incentive Units granted to the Named Executive Officers, as described in “Narrative Disclosure to Summary Compensation Table—Incentive Unit Awards” above.

INFORMATION ABOUT NEW BIGBEAR

Unless otherwise indicated or the context otherwise requires, references in this section to the “Company,” “we,” “us,” “our,” and other similar terms refer to New BigBear (GigCapital4 immediately following the consummation of the Business Combination and approval of the proposed Second Amended and Restated Certificate of Incorporation). See page 5 for a glossary of the terms used throughout this section.

Formation of BigBear and New BigBear

Please see page 137 for a summary of the proposed Business Combination involving GigCapital4 and BigBear.

BigBear is a leader in data-driven decision dominance and advanced analytics that provides its customers with a competitive advantage in a world driven by data that is growing exponentially in terms of volume, variety, and velocity.

Business Overview

BigBear’s mission is to enable real-time decision-making dominance and provide competitive advantage for our customers through our novel AI/ML-driven software platform that makes sense of sensitive, proprietary, and commercial data in complex, rapidly changing environments.

BigBear is a leader in data-driven decision dominance and advanced analytics. We provide our customers with an unrivaled competitive advantage in a world driven by data that is growing exponentially in terms of volume, variety, and velocity. We believe data is a strategic asset of the enterprise, and through our battle tested technologies we empower our enterprise customers to make sense of the world in which they operate, understand how data impacts their operations, and determine what decisions will achieve their objectives,

We provide our customers with an unrivaled competitive advantage in a world driven by data that is growing exponentially in terms of volume, variety, and velocity. Our advanced analytics solutions that not only transforms data into actionable insights but also provides action-oriented workflows for critical decision making in real-time. We transform vast troves of unorganized, dirty, and missing data into new insights, actionable plans, and superior decision making to enable customer success.

Our customers often operate in complex and unforgiving environments where cost of decision making can be very steep and the cost of failure significant. Our software products are widely used by government agencies in the United States to support some of the nation’s most critical national defense capabilities. Our defense and intelligence customers operate in information environments with unrivaled scale and complexity, and they demand the most sophisticated and capable Artificial Intelligence (AI), Machine Learning (ML), and Predictive Analytics. This environment, where there is little room for error or uncertainty, is where our products have transformed the way customers understand and operate in today’s data-driven world.

The need to make sense of enormous volumes of data is not unique to government agencies. Governments and commercial enterprises alike have spent the last several decades amassing vast volumes of data, in hopes of making the most informed decisions for their organizations. While their data collection efforts have been successful, few enterprises have been able to use this information to improve their decision making, and in turn, improve the execution of their strategic objectives. Furthermore, these enterprises do not possess the tools and models to combine their enterprise data seamlessly and flexibly with other data sets to further enhance or refine their insights.

Our customers rely on our products and services to ensure that their data is visible, accessible, understandable, linked, trustworthy, interoperable, and secure.

The BigBear suite of subscription-based products (Observe, Orient, and Dominate) enables customers to catalog, curate, manage, automate, and visualize data feeds that can be leveraged to inform decision-making and create decision advantages in real operational environments.

Observe provides enriched, curated data specific to the environment in which a customer operates. Orient employs advanced AI/ML to make sense of the data at a level unseen with traditional AI/ML approaches. Finally, Dominate allows customers to visually state their desired outcomes and determine what decisions will produce those results.

BigBear supports more than 15 large customers, including some of the largest government institutions, through more than 60 unique engagements. For the year ended December 31, 2020, these engagements yielded approximately $140 million of revenue and our suite of products had over 100,000 users. The effectiveness of our products and engineering services is the primary reason for our revenue compound annual growth rate (CAGR) of more than 25% over the last three years, customer relationships that exceed 10 years on average, and 100% customer retention/win-rate on Government contract re-competes.

BigBear has an estimated fiscal year 2022 total revenue of $297 million which equates to 63% net revenue growth. Nearly half of the 2020 revenue (47%) is already in backlog, and that climbs to 59% if contract re-competes are included. Overall, BigBear has approximately $409 million in backlog as of December 31, 2020 opportunities and an additional $4.5 billion in pipeline opportunities.

Our Products and Services

BigBear deploys its Observe Orient, and Dominate products to customers throughout the Defense, Intelligence, and commercial markets. The products can be deployed on a stand-alone basis or as an end-to-suite that allows customers to ingest, translate and visualize vast amounts of data into courses of action to achieve their strategic objectives. The entire suite of products has been designed from the ground-up as a composable, API-driven solution that can easily integrate into customers’ environments and leverage new or existing data and analytics.

BigBear’s products can serve as a customer’s primary tool for advanced analytics and can also supplement a customer’s existing analytics capabilities.

Observe Product: BigBear collects and processes enormous volumes of data to produce real-time updates to data “dossiers” tailored to allow customers to know the world in which they operate. Unlike other data providers, Observe abstracts raw data into a form that is immediately understandable for consumers. Rather than large volumes of raw, disparate, multi-source data, Observe provides “data dossiers” that organize observations from all source that are relevant to a specific entity—like a facility or event, thus eliminating the need for customers to make sense of data that has little or no context. Observe dossiers are an aggregation of real-time location data, news media, public communications, public social media posts, Internet services, and various other data sources that form a coherent and constantly updating view of entities across the globe. For example, Observe can reveal the existence of a facility, provide the content of posts which reference / include a picture of / are sent near that facility, provide polygons of the facility’s shape, web records referencing that facility’s address, and other more detailed characteristics. This ever-increasing collection of data can be used to drive change alerts in real-time and queried for historical analysis. APIs make it easy to feed Observe data into numerous use cases and technologies. Additionally, our composable architecture can easily integrate new data sources or a customer’s internal, proprietary data into Observe for a truly customized view of a customer’s operating environment.

Orient Product: Orient helps customers read between the lines with AI and ML workflows at massive scale to keep pace with real-world missions. It uses low-code, composable, distributed, and event-driven predictive analytics to uncover hidden items in raw data (for example, extracting objects from images) and run analyses to learn and expose what data can tell customers about their environment. Orient provides cutting edge analytics steps including computer vision, natural language processing, conflation, forecasting, and optimization, which can be easily configured into custom workflows to derive specific customer insights at scale. Tensor completion, one novel methodology powering BigBear’s analytics, goes well beyond traditional big data analytics and is specifically designed to make sense of disparate data sets that are periodically dirty, erroneous, or full of gaps. For example, Defense customers have applied Orient to problem sets where data sources are haphazard and achieved three times the accuracy of traditional machine learning approaches. Orient’s APIs allow the customer to plug in their own analytics and data, thus leveraging any prior investments a customer has made.

Dominate: Dominate is BigBear’s decision support solution that goes the extra mile converting data into action. Dominate starts by visualizing all the data it is pointed at, allowing users to understand their current environment through descriptive analytics. Dominate then uses auto-ML and tensor completion to create multi-domain models of customer environments, automatically learning the relationships and behaviors—effectively the “chains of Dominoes”—which are in effect. These models allow Dominate to forecast future outcomes, identify outcome likelihood, and determine the impacts of potential decisions or “what-if” scenarios. Customers can easily express potential courses of action or goals through interactive visualizations (like grabbing the future forecast line on a chart and moving it up or down), and Dominate quickly reveals the impacts of and roadmaps to those futures, enabling proactive planning towards those objectives. Dominate provides multiple levels of explanations for predictions to ensure transparency and build confidence in the predictions. These explanations reveal discovered behaviors and relationships, often exposing non-obvious insights. Dominate’s data driven, automated analyses allow it to be pointed at multiple customer problems to quickly produce actionable, scenario-specific advice on how to outmaneuver competitors and events, articulating precisely why and how various courses of actions are expected to yield the desired results. Dominate provides certainty in shaping conditions to achieve customer objectives, even in the most complex multi-domain environments.

BigBear Services: BigBear’s software offerings are the product of our highly technical and specialized workforce performing advanced research and development, rapid solutions development, and analytical support for defense and intelligence customers. The accuracy, agility and scalability of our products are the direct result of us building custom solutions that excel in the most challenging customer environments. Our service-based offerings, especially for Government customers, are critical for two reasons: (1) building intimate customer relationships that allow us to design products that are directly applicable to missions, and (2) providing a testing grounds for future technology development that will inform our commercial offerings. These customer engagements allow our engineers and data scientists to explore emerging data sources, data types, next-generation analytical approaches, and advanced AI/ML techniques that will continually improve our products. BigBear has operationalized breakthroughs in machine learning made possible by pushing the envelope in environments with scale and complexity surpassing nearly any commercial applications. By developing and testing novel approaches in these environments, our software is ensured to scale for our commercial customers.

Our Customers

To date, our largest customers are federal, military, and intelligence agencies of the U.S. Government. Our list of marquee customers where we have entrenched relationships include the Joint Staff, U.S. Army, U.S. Air Force, Department of Homeland Security (DHS), and several other governmental and intelligence agencies. Our relationships with these customers date back more than 20 years and provide the foundation of BigBear’s technology and solutions. These customers entrust us with their most critical and sensitive data and operations and represent most of our historical growth.

While our defense and intelligence customers operate in some of the most complex and data intensive environments, it became evident the design and agility of our products make them equally valuable to commercial enterprises. Our data, analytics, and decision-making tools already focus on issues such as transportation and logistics, geographical infrastructure, movement patterns, customer demand signals, economic/market analysis, and demand forecasting. After only a few discussions and demonstrations with commercial firms, our thesis around commercial applicability proved true. Our products can easily provide commercial customers with superior results in shorter timeframes than our competitors. While our push into commercial markets is still very early, it has already yielded several new relationships and a considerable pipeline of new opportunities we will capitalize on in the next year.

Currently, BigBear wins commercial customers by directly applying existing product offerings that are immediately applicable for commercial customers’ problems. While these “quick wins” provide immediate value for commercial customers, BigBear further entrenches itself by composing bespoke solutions to address needs specific to these new customers and markets. These new solutions, which can consist of new data sets, analytics, processing steps, or visualizations immediately expand the Company’s capability baseline, making every subsequent customer engagement easier than the last.

Two customer stories demonstrate the value of working with BigBear. A government agency tasked with ensuring the security of our global interests was drowning in data as the world became more networked and automated. They could not hire analysts fast enough to keep pace with the growth in data, dramatically increasing the risk of critical information being missed. Our Observe software’s massively scalable collection and conflation of data solved this problem, first in media analysis and then other domains. Our automation not only ensured the government had full coverage, but also discovered numerous events of interest, prioritized assessments, and helped the customer act on those deemed most critical. Observe allowed the customer to react quickly to world events, and they deployed our Dominate software shortly thereafter to allow proactive planning and the insights we enabled. The BigBear team subsequently received an award from the Director of the Agency for the impact our capabilities had on their operations.

A large, commercial maritime shipping firm learned of BigBear’s ability to detect smugglers and asked if we could similarly analyze sparse data they had to create a competitive advantage. Within 60 days of this engagement, using Observe and Orient, we identified new ports (previously unknown to them), characterized the cargo being serviced at each location, and recommend efficient routing changes that would allow them to capture the new customers and revenue. Through the use of Observe and Orient, this customer receives automated alerts whenever there is new opportunity. These insights have been so compelling that the customer has since deployed our Dominate software to help proactively build their plans to capture new customers, increase internal efficiencies, and decrease operating costs.

Revenue Mix

More than 50% of our revenue came from sales of our software solutions in 2020, but this is a change from as recent as 5 years ago when less than 10% of our sales were for formal software delivery sales. As our software has matured to become a massively scalable, cloud-based solution, both legacy and new customers are transitioning away from exploratory, joint-development engagements toward engagements to quickly integrate and deploy our software for current operational needs.

Due to the sensitive and oftentimes classified nature of our work, a significant portion of BigBear’s historical revenue (2019 and prior) came from government contracts that required our data scientists and software engineers to collocate on-premises with customers, assess their needs, and develop technical solutions for unique environments and use cases. While this revenue demanded a large labor component and suppressed BigBear’s gross margins, it also provided opportunities for us to test, enhance, and refine our suite of products in a real operational environment. Through these engagements our engineers optimized our AI/ML capabilities, explored new or novel approaches, experimented with new data sets, designed our products for massive scalability, and built modular products that can integrate into any environment. This is largely what differentiates our products from our competitors.

Historical engagements with high levels of non-recurring engineering or R&D expenses often yielded gross margins between 40% and 50%. However, as we amassed knowledge and Intellectual Property (IP), our proprietary products matured and evolved to the point where new customer engagements require considerably less customization and can be integrated seamlessly into existing environments. As a result, new engagements have a considerably higher gross margin, considerably growing corporate gross margins as this shift occurs. More recent software sales to government customers have realized gross margins between 60% and 70%. These gross margins are still below commercial gross margin projections, largely due to the customers’ request for on-premises deployments in unique and sensitive environments. While commercial deployments can be on-premises (at a customer’s request), our commercial offering are largely cloud-based, SaaS deployments with gross margins that can exceed 80%.

Despite the maturity of our software products and the high gross margins for SaaS-based customer engagements, we plan to maintain a portion of our revenue through these highly strategic and beneficial service-based engagements. By 2025, roughly one third of our revenue will be derived from commercial software sales.

Competitive Advantage

BigBear’s principle competitive advantage is that our products have been designed for composability and ease of integration into existing enterprise environments. The versatility and flexibility of the underlying architecture and design approach creates numerous differentiators that appeal to customers:

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Value of Insights: Sorting the “wheat from the chaff” across disparate data sources and identifying optimal roadmaps to desired futures make our offerings unique in the market and especially valuable to customers. We don’t just increase the piles of data analysts must explore to make sense of the world around them, we automate sense-making and provide the actionable insights for customers to achieve proactive operation optimization.

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Time to Capability: The event-driven, API-focused architecture allows our developers to quickly select, sequence, and integrate pre-made data, analytic and processing modules that will yield insights for customers’ unique needs. The ability to assemble pre-configured analytics and data sources means our products yield rapid value, often within 30-60 days, and create opportunities for horizontal growth within customer accounts (request for additional capabilities). In the past customer have frequently requested additional capabilities within a year of initial deployment.

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Interoperability: Our products are highly interoperable and easily integrated due of our API-centric architecture. While BigBear’s products can be used in a stand-alone manner, it is common for them to be integrated into customers’ existing technology environments to quickly produce customized solutions. This is a considerable differentiator with many competitors that force new customers into the difficult decisions of discarding prior investments and existing capabilities to implement new capabilities. The result of our unique approach allows customers to retain (or even improve) existing capabilities and investments, thus making the decision to implement our software much easier.

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Continuous Improvement/Results: Continuous improvement of our processing modules drives retention and loyalty. Every module is continuously refined and improved to adjust to the ever-changing data environment. As each implementation is the product of combining our interoperable modules, every customer benefits from enhancements as they are deployed in our capability library. Rather than requiring customers to retain staff to maintain or sustain their capabilities, their BigBear-provided products continue to evolve and improve over time. This drives customer retention over time.

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Scalability: As an entirely cloud-based solution, SaaS customers can scale their requirements without limitations based on their data and/or processing needs. There is no need for costly infrastructure investments (storage or processing) investments to grow with their needs.

Together, these competitive advantages contribute to BigBear’s 100% win-rate on Government contract recompetes, and historical revenue CAGR exceeding 25%, largely due to organic growth with existing customers.

Market Opportunity

BigBear serves a large and rapidly growing addressable market. The total addressable market (“TAM”) for BBAI is over $72 billion today. BigBear plans to address this TAM through organic growth from its existing product solutions and expanding future product offerings. There may also be opportunities to expand solutions and offerings through inorganic growth and strategic mergers and acquisition (M&A).

The TAM for BigBear has the potential to grow to over $109 billion by 2024 as BigBear penetrates adjacent markets. BigBear plans to take advantage of the expanding TAM by targeting critical and high-growth markets such as Energy, Logistics, and Marketing. These near-term markets represent commercial applications for BigBear products that can be addressed with relatively limited development and/or customization. In the future, further R&D investments will expand commercial applications, thus increasing the TAM beyond currently projected levels.

Growth Strategy

BigBear has multiple growth vectors, including performing on our existing backlog of approximately $409 million, executing on our $4.5 billion opportunity pipeline, expanding into near-term, adjacent commercial markets, and strategic M&A opportunities. Each of these growth vectors is underscored by our “Land and Expand” growth strategy, discussed below.

Backlog Execution: BigBear’s existing backlog, comprised entirely of contracts that BigBear has already won, accounts for 83% of the estimated 2021 revenue and 40% of 2022 revenue. If you include recompete opportunities, for which the company has a historically achieved a 100% win-rate, BigBear’s existing backlog accounts for 90% of BigBear’s estimated 2021 revenue and 60% of 2022 revenue. A majority of our current backlog consists of long-term government engagements that provide revenue certainty beyond 2022, as many government contracts are awarded with a period of performance (PoP) up to five years or more.

Pipeline Execution: BigBear will also execute on its existing pipeline of near-term opportunities. BigBear has identified more than 90 opportunities worth more than $4.5 billion in total. This near-term Pipeline of

Opportunities is approximately 16x estimate 2022 Revenue. The potential impact of our expanding pipeline is considerable given that BBAI has grown historically grown at a CAGR of nearly 30% with almost no investment in either Sales and Marketing (S&M) or R&D for other customer applications. With the considerable investments underway in both areas, we are confident in our ability to execute on the growing pipeline, which will accelerate our revenue CAGR beyond historical averages.

Commercial Expansion: Our largest opportunities like in commercial markets where AI/ML technologies are still in the early adoption phase. In addition to the Total Addressable Market (TAM) being considerably larger than our existing Defense/Intelligence markets, commercial customers also operate under shorter sales cycles, are more apt to engage in pure SaaS/hosted licensing arrangements and require considerably less engineering/integration support for implementations (higher gross margins).

While the agility of our products will ultimately allow them to address customer needs in nearly any industry segment, we will initially focus on commercial markets where are products already provide considerable commercial value. With little or no additional engineering or R&D investment required, these markets include infrastructure, transportation, logistics, and energy. After growing our product offerings and customer base in these markets, we will look at additional areas, including media, healthcare, financial, and insurance markets.

Inorganic / Strategic M&A: A critical addition to the growth vectors above is the opportunity for strategic, inorganic growth. Given the importance of our expansion into commercial markets, opportunities that enable or accelerate commercial growth will be our initial priority. We generally pursue opportunities in this area for one of two reasons:

(1)

Additive Technology: The potential to acquire technology that can accelerate growth in specific commercial market. This can include new/proprietary data sets, market-specific analytics, and novel AI/ML approaches that improve the overall impact of our products.

(2)

Market Access: The opportunity to gain a strategic foothold in a high-growth market, thus immediately accelerating our growth in that space. While some of our target markets don’t necessarily require an existing presence in that space, there are some markets that place more importance on industry experience, history, or reputation. In these cases, inorganic investments may dramatically increase the probability of our achieving our growth objectives in those markets.

While we do not currently plan to pursue inorganic growth in our existing defense/intelligence markets, there could be unique opportunities that present enough strategic value to warrant consideration. Management would still consider opportunities for additive technologies, especially if there is the possibility for commercial application. Also, we are cognizant of the fact that a large segment within Federal/Civil customer set that has not effectively adopted/leveraged any AI/ML capabilities. For a few unique situations, we could consider acquisition targets if they present a considerable long-term strategic opportunity.

Land and Expand Growth Strategy: Paragraph to be written.

Growth Enablers

As mentioned previously, BigBear has grown at nearly 30% CAGR over the last five years, driven almost entirely by organic customer demand. To capitalize on the company’s multiple growth vectors and realize a growth rate of 40%, the company, will accelerate spending in two key areas: Research and Development (R&D) and Sales and Marketing (S&M). Together, these investments will allow the company to tailor is products and services to new markets and engage the customers in these markets with compelling and differentiated offerings.

Research and Development: While BigBear has more than 21 years developing and deploying software products, the development roadmap and R&D was funded and directed by defense and intelligence customers for their specific needs and objectives. While these engagements produced the core of our product technologies, there was limited focus on capabilities that could address the needs of larger customer sets. The shift toward capabilities that could be applied more broadly began in 2019, and the Company committed roughly $2 million to R&D activities in 2020. To date, our R&D efforts have produced a fully scalable, cloud-based architecture that is already supporting commercial customers.

Between 2021 and 2025 we will increase our R&D investments to as much as 15% of total revenue, or more than $60 million annually. Investments will largely focus on the creation of a robust team of software engineers, data scientists, and cloud engineers to tailor our products and solutions to targeted commercial markets. The primary areas of focus for R&D include, but are not limited to, the following:

1.	Incorporating market-specific data sets and sources that will be incorporated into the Company’s existing library of data (the Observe product);

2.	Creating new (and modifying existing) analytics in the Orient Product to derive insights into targeted commercial markets and the data that drives their specific decision-making process;

3.	Creating additional data views, dashboards, and visualizations for the commercial market data and analytics;

4.	Optimizing the Dominate product around commercial drivers, such as resource allocation/optimization, revenue generating courses of action, scenario planning for strategic market drivers;

5.	Expansion of cloud-based hosting infrastructure and processing to support commercial applications.

BigBear expects to remain focused on R&D activities for the foreseeable future as the Company continues to grow and will direct the investments based on our progress in specific industry verticals.

Sales and Marketing (S&M)

BigBear has deep expertise in the government sector and achieved a historic CAGR approaching 30% with limited S&M investments. While this existing customer base provides a predictable and stable revenue base to support our expansion into commercial markets. To date, we are leveraging our existing technology to penetrate commercial markets through both direct sales and 16 individual channel partners, but we understand a considerable S&M investment is required to accelerate our penetration into these new markets.

BigBear is already onboarding sales teams dedicated to the transportation and energy sectors, and we will establish additional teams by the end of 2022 to address other commercial end markets, including, but not limited to, healthcare, finance, and insurance. In parallel, we will analyze address additional opportunities as they present themselves. We have already received inbound interest from five additional markets: food service, waste management, commercial satellite platforms, maritime acoustic surveillance, and the florist industry. Opportunities such as these will be evaluated for their alignment with our technology suite, the investment required to expand into these markets, and the size of the addressable market should we pursue these opportunities.

By 2025, BigBear anticipates employing a marketing team of 10 senior executives, a technical sales enablement team of 35 members, and a sales team of more than 70 members. This investment will represent more than 10% of the company’s revenue by 2025 and exceed $100 million annually.

Partners / Vendors

BigBear has strong relationships with cutting-edge technology vendors, such as Elastic, Confluent, KNIME, Qlik, and AWS. These partnerships allow BigBear to connect directly with existing customer APIs, decreasing start-up and integration time and costs.

BigBear has also created a channel partner program (CPP) to bolster our relationships with key partners. There are currently 16 channel partners including AWS, Microsoft, Elastic, Qlik, KNIME and FireEye. In addition to sharing technical training and discounts on customer implementations, these relationships serve as a sales enablement platform to pursue customer accounts collaboratively. Ultimately, the CCP expands the size and reach of our marketing activities through shared assets and customer engagement strategies.

Corporate Footprint and Management

As of December 31, 2020, we had 613 employees, of which approximately 549 held security clearances. Our workforce is comprised of software engineers, data scientists, cloud/systems engineers, analysts, and cyber subject matter experts. From our headquarters in Columbia, MD and with additional locations in Reston, Virginia; Lexington, Massachusetts; and San Diego; California, we serve a diverse base defense, intelligence, and commercial customers.

BigBear executive management team is a driving force behind the company’s past and future success. With strong experience and knowledge of both government and commercial markets, our executives are shaping the company’s commercial market penetration.

Dr. Reginald Brothers (Chief Executive Officer)

Dr. Brothers is the Chief Executive Officer at BigBear. Prior to his current role, Dr. Brothers was the Chief Executive Officer at NuWave Solutions. He has also served as the Chief Technology Officer of Peraton and a principal with The Chertoff Group. From 2014 to 2017, he served as Under Secretary for Science and Technology at the U.S. Department of Homeland Security (DHS), where he was responsible for a science and technology portfolio that included basic and applied research, development, demonstration, testing, and evaluation with the purpose of helping DHS operational elements and the nation’s first responders achieve their mission objectives. From 2011 to 2014, Dr. Brothers served as Deputy Assistant Secretary of Defense for Research at the Department of Defense. In this position, he was responsible for policy and oversight of the Department’s science and technology programs and laboratories. Dr. Brothers has also held senior roles at the Defense Advanced Research Projects Agency, BAE Systems, Draper Laboratory, and MIT Lincoln Laboratory.

Dr. Brothers received a B.S. in Electrical Engineering from Tufts University, an M.S. in Electrical Engineering from Southern Methodist University, and a Ph.D. in Electrical Engineering and Computer Science from the Massachusetts Institute of Technology.

Brian Frutchey (Chief Technology Officer)

Mr. Frutchey is the Chief Technology Officer at BigBear. Mr. Frutchey has over 25 years of experience architecting and implementing mission critical big data analytics solutions. This includes managing the National Geospatial-Intelligence Agency’s (NGA) In-Q-Tel Interface Center’s predictive analytics and cloud orchestration portfolios, the U.S. European Command’s (EUCOM) Joint Intelligence Operations Center (JIOC) Strategic Foresight and Open-Source Element capabilities, Endeca Technology’s Public Sector Division, and the U.S. Army as a Signal Corps officer. Prior to his role at BBAI, Mr. Frutchey was an Executive Vice President at NuWave Solutions.

Mr. Frutchey received a B.S. in Electrical Engineering (Computers) from the University of Southern California.

Joshua Kinley (Chief Financial Officer)

Mr. Kinley is the Chief Financial Officer at BigBear and has more than 20 years of experience supporting customers in the Intelligence Community and the Department of Defense. His experience started with the U.S. Army as a Military Intelligence officer, after which he became an advisor to senior executives in the IC as a management consultant. Prior to BigBear’s acquisition of PCI, Mr. Kinley was the co-founder and Chief Financial Officer of PCI, a firm he grew to more than 300 highly-cleared employees supporting both DoD and IC customers. Before that, he was the Senior Director of Acquisition Support at SI international and managed a workforce that helped manage/execute a multi-billion dollar IT budget for a major Government agency.

Mr. Kinley received a B.S. in Life Sciences from the United States Military Academy at West Point and an MBA from John Hopkins University with a focus on IT Management.

Sean Battle (Vice-Chairman and Chief Strategy Officer)

Mr. Battle has over 30 years of distinguished experience in the Intelligence Community (IC) and the Department of Defense. He began his career as a Signals Analyst in the US Air Force. Before co-founding PCI Strategic Management, LLC (PCI), Mr. Battle served as a Civilian Executive with the National Security Agency, where he was responsible for the End User Computing Portfolio for the Agency. He was responsible for developing and executing a technology modernization plan for all Agency employees in this role.

As the current Vice-Chairman and Chief Strategy Officer of BigBear, Mr. Battle is responsible for facilitating mergers and acquisitions, strategic partnerships, and licensing opportunities consistent with enterprise strategy, goals, and objectives. Mr. Battle assumed his current role in 2021 upon the merger of NuWave Solutions and PCI. Previously, he was Co-Founder and CEO of PCI.

As the Chief Executive Officer of PCI, Mr. Battle leveraged his extensive management and leadership experience to develop and execute PCI’s strategic plans, contract management, and business development. Under Mr. Battle’s leadership, PCI won 4 Prime contracts, expanded to 14 states, and has repeatedly been recognized as one of the best places to work both in the Mid-Atlantic and nationally. In a very competitive market, Mr. Battle’s strategic planning and leadership were crucial in guiding PCI from its infancy as a small business to a major player in the full and open marketplace.

Mr. Battle holds a J.D. from the University of Maryland, Baltimore, School of Law, and a B.S. in Business Administration from Hawaii Pacific University. Mr. Battle has been a member of the Maryland Bar for 16 years and is active in the Armed Forces Communication Electronics Association (AFCEA) and the Fort Meade Alliance (FMA).

BIGBEAR’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis provides information that BigBear.ai Holdings, LLC (“BigBear”) management believes is relevant to an assessment and understanding of BigBear’s combined results of operations and financial condition. The following discussion and analysis should be read in conjunction with BigBear’s combined financial statements and notes to those statements included elsewhere in this proxy statement. This discussion and analysis should also be read together with the section of this proxy statement entitled “Information About New BigBear.” Certain information contained in this discussion and analysis includes forward-looking statements that involve risks and uncertainties. Our actual results may differ materially from those anticipated in these forward-looking statements as a result of many factors. Please see “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Unaudited Pro Forma Condensed Combined Financial Information” in this proxy statement. Unless the context otherwise requires, all references in this section to the “Company,” “BigBear,” “we,” “us” or “our” refer to BigBear prior to the consummation of the Business Combination.

The following discussion and analysis of financial condition and results of operations of BigBear is provided to supplement the combined financial statements and the accompanying notes of BigBear included elsewhere in this proxy statement. We intend for this discussion to provide the reader with information to assist in understanding BigBear’s combined financial statements and the accompanying notes, the changes in those financial statements and the accompanying notes from period to period, and the primary factors that accounted for those changes. The discussion and analysis of financial condition and results of operations of BigBear is organized as follows:

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Business Overview: This section provides a general description of BigBear’s business, our priorities and the trends affecting our industry in order to provide context for management’s discussion and analysis of our financial condition and results of operations.

•	Recent Developments: This section provides recent developments that we believe are necessary to understand our financial condition and results of operations.

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Results of Operations: This section provides a discussion of the historical results of operations for the following periods: the three months ended March 31, 2021 (“Successor 1Q21”) and the three months ended March 31, 2020 for the Predecessor (“Predecessor 1Q20”). This section also provides a discussion of the historical results of operations for the periods from May 22, 2020 to December 31, 2020 (“Successor 2020”), January 1, 2020 to October 22, 2020 (“Predecessor 2020”), the year ended December 31, 2019 (“Predecessor 2019”) and the year ended December 31, 2018 (“Predecessor 2018”). Our historical results of operations for Successor 2020 only include the results of operations of our acquired entities from their respective acquisition dates. This section also provides a discussion of the results of operations for the year ended December 31, 2020 as though each acquisition had been completed as of January 1, 2020 (“Successor Pro Forma 2020”).

•	Liquidity and Capital Resources: This section provides an analysis of our ability to generate cash and to meet existing or reasonably likely future cash requirements.

•

Critical Accounting Policies and Estimates: This section discusses the accounting policies and estimates that we consider important to our financial condition and results of operations and that require significant judgment and estimates on the part of management in their application. In addition, our significant accounting policies, including critical accounting policies, are summarized in Note B to the accompanying BigBear combined financial statements.

Information for the Successor 1Q21 period and the Predecessor 1Q20 period has been derived from our interim condensed combined financial statements. Information for the Successor 2020 period, the Predecessor 2020 period, the Predecessor 2019 period, and the Predecessor 2018 period has been derived from our audited combined financial statements. Information for the Successor Pro Forma 2020 period has been derived from our interim condensed combined financial statements, and our audited combined financial statements. All amounts are presented in thousands of U.S. dollars unless otherwise stated.

Business Overview

Our mission is to enable real-time decision-making dominance and provide competitive advantage for our customers through the application of our novel artificial intelligence (AI), machine learning (ML), and technical consulting solutions and services that make sense of sensitive, proprietary, and commercial data in complex, rapidly changing environments.

Our customized solutions (Observe, Orient, and Dominate) allow customers to catalog, curate, manage, automate, and visualize data feeds that can be leveraged to inform decision-making and create decision advantages in the most complex operational environments. Our combination of the latest AI/ML technologies, along with hands-on support from our team members is critical, especially for Government customers, for several reasons:

•	It provides us with opportunities to interact directly with our customers and build intimate customer relationships;

•	It allows us to work alongside our customers and understand their needs so that we can better tailor agile solutions to meet those needs as mission objectives evolve;

•	It grants access to real operational environments where we can test current and future technology-enabled solutions;

•	It offers insights into the future technology needs of our customers, which helps inform our investment in research and development and the design of new offerings; and

•	It presents unique and complex challenges that require us to operationalize the latest breakthroughs in AI/ML technologies and push the envelope in terms of flexibility and scale.

These factors along with our success in the development and deployment of our solutions for Government customers strengthens the value proposition of our commercial enterprise offerings.

We provide our customers with an unrivaled competitive advantage in a world driven by data that is growing exponentially in terms of volume, variety, and velocity. Our defense and intelligence customers operate in some of the most complex and data intensive environments, and we believe that the design and agility of our solutions make them equally valuable to commercial enterprises. Our data, analytics, and decision-making solutions already focus on issues such as transportation and logistics, geographical infrastructure, movement patterns, customer demand signals, economic/market analysis, and demand forecasting. We believe that our solutions can more readily provide commercial customers with superior results in shorter timeframes than our competitors. While our push into commercial markets is still in its nascent stages, our efforts have already yielded several new relationships and a considerable pipeline of opportunities which we plan to capitalize on in the next year.

Recent Developments

Acquisition Activity

Affiliates of AE Industrial Partners Fund II, LP (“AE”), a private equity firm specializing in aerospace, defense, space and government services, power generation, and specialty industrial markets, formed a series of acquisition vehicles on May 22, 2020, which included Lake Parent, LLC (“Lake Parent”), BigBear.ai Holdings, LLC (“BigBear”), BigBear.ai Intermediate Holdings, LLC (“BigBear Intermediate”) and BigBear.ai, LLC (“BigBear.ai”), with Lake Parent being the top holding company. BigBear.ai and BigBear Intermediate are wholly owned direct or indirect subsidiaries of BigBear.

On June 19, 2020, BigBear.ai acquired 100% of the equity of NuWave Solutions, LLC (“NuWave”). NuWave is a leading provider of data management, advanced analytics, artificial intelligence, machine learning, and cloud solutions that deliver anticipatory intelligence and advanced decision support solutions and technologies to the Federal Government. NuWave provides innovative, customized solutions through development, selection, and integration of leading technologies. NuWave has expertise in advanced technologies across the analytics and data management lifecycle and applies its expertise and teamwork to give customers the ability to solve complex problems, communicate, and manage information.

Separately, AE also formed a series of acquisition vehicles on October 8, 2020 which included PCISM Ultimate Holdings (“PCISM Ultimate Holdings”), PCISM Holdings, LLC, PCISM Intermediate Holdings, LLC, and PCISM Intermediate II Holdings, LLC. On October 23, 2020 PCISM Holdings acquired PCI Strategic Management, LLC (“PCI”). PCI is a technology-focused company that provides cybersecurity and computer network operations, cloud engineering and IT infrastructure, data analytics, and system engineering solutions and related services. PCI is a trusted advisor to the U.S. intelligence community, Department of Defense (the “DoD”), and Federal Government, developing leading-edge mission solutions using emerging technologies and proven practices to solve the most complex cybersecurity, cloud, and enterprise IT challenges of its customers.

On December 2, 2020, NuWave entered into an agreement with Open Solutions Group, LLC (“Open Solutions”) to acquire 100% of its equity. Open Solutions specializes in big data computing and analytics, cloud computing, artificial intelligence, machine learning, geospatial information systems, data mining and systems engineering to customers in the U.S. defense and intelligence communities. Open Solutions combines comprehensive technology solutions with its BigBear Platform to create entirely private, secure, and unique cloud environments that have helped organizations enable big data computing, machine learning and improved decision-making while better managing risk. Open Solutions specializes in helping customers make sense of their data by delivering the most advanced customized data analytics solutions.

On December 21, 2020, BigBear.ai acquired the Government Services division of ProModel Government Solutions Inc. (“ProModel”). ProModel is an agile provider of mission critical predictive and prescriptive analytics software solutions for decision support to the DoD and U.S. Government. For more than 25 years, ProModel Government Services, Inc. has built innovative and adaptable custom model-based software solutions to visualize complex and disparate data, synchronize operational needs, mitigate risk and optimize resources to support strategic and tactical decisions for the DoD and other federal government agencies.

On December 21, 2020, BigBear.ai acquired 100% of the equity of PCI in a series of transactions which resulted in BigBear being a wholly owned subsidiary of PCISM Ultimate Holdings. This transaction left Lake Parent with no assets or operations, and it was dissolved.

On May 5, 2021, the legal name of Lake Intermediate, LLC was changed to BigBear.ai Holdings, LLC, the legal name of PCISM Ultimate Holdings, LLC was changed to BBAI Ultimate Holdings, LLC (“Ultimate”), the legal name of Lake Finance, LLC was changed to BigBear.ai Intermediate Holdings, LLC, and the legal name of Lake Acquisitions, LLC was changed to BigBear.ai, LLC.

Merger Agreement and Public Company Costs

On June 4, 2021, GigCapital4 entered into an Agreement and Plan of Merger (the “Merger Agreement”) with GigCapital4 Merger Sub Corporation, a Delaware corporation and wholly owned subsidiary of GigCapital4 (“Merger Sub”), BigBear, and Ultimate.

Pursuant to the Merger Agreement, and assuming a favorable vote of GigCapital4’s stockholders, (i) Merger Sub will merge with and into BigBear, with BigBear being the surviving entity in the merger (the “First Merger”), and (ii) immediately following the First Merger, BigBear will merge with and into GigCapital4, with GigCapital4 being the surviving entity in the merger (the “Second Merger” and together with the First Merger, the “Mergers” and together with the other transactions contemplated by the Merger Agreement, the “Business Combination”). In this proxy statement, “New BigBear” refers to GigCapital4 after giving effect to the Business Combination.

The Closing Merger Consideration to be paid to Ultimate (the “Closing Merger Consideration”) will be paid in a combination of cash and stock consideration. The cash consideration is $75 million (the “Closing Cash Consideration”). The remainder of the Closing Merger Consideration is GigCapital4 common stock equal to the result of dividing (i) the difference of the Company equity value of $1,312,100,000, minus $75 million, by (ii) 10.00 (rounded up to the nearest whole number of shares) (the “Closing Share Consideration”).

COVID-19 Operational Posture and Current Impact

Authorities around the world have implemented numerous measures to try to reduce the spread of the virus and such measures have impacted and continue to impact us and our and consumers. While some of these measures have been lifted or eased in certain jurisdictions, other jurisdictions have seen a resurgence of COVID-19 cases resulting in reinstitution or expansion of such measures.

In response to this exposure, we have activated a pandemic crisis response plan to protect the health and safety of our team members, families, customers and communities, while continuing to meet our commitments to customers. Our mitigation strategies cover employee preparation, travel, security, the ability to work virtually offsite and communications. Additionally, we are encouraging employees to receive COVID-19 vaccinations.

While not currently known, the full impact of COVID-19 could have a material impact on our financial condition and results of operations. The Company continues to closely monitor the current macro environment related to monetary and fiscal policies, as well as pandemics or epidemics, such as the recent COVID-19 outbreak.

Components of Results of Operations

Revenues

We generate revenue by providing our customers with highly customizable solutions and services for data ingestion, data enrichment, data processing, artificial intelligence, machine learning, predictive analytics and predictive visualization. We have a diverse base of customers, including government defense, government intelligence, as well as various commercial enterprises.

Cost of Revenues

Cost of revenues primarily includes salaries, stock-based compensation expense, and benefits for personnel involved in performing the services described above as well as allocated overhead and other direct costs.

We expect that cost of revenues will increase in absolute dollars as our revenues grow and will vary from period-to-period as a percentage of revenues.

Selling, General and Administrative

Selling, general and administrative expenses include salaries, stock-based compensation expense, and benefits for personnel involved in our executive, finance, accounting, legal, human resources, and administrative functions, as well as third-party professional services and fees, and allocated overhead.

We expect that selling, general and administrative expenses will increase in absolute dollars as we hire additional personnel and enhance our systems, processes, and controls to support the growth in our business as well as our increased compliance and reporting requirements as a public company.

Research and Development

Research and development expenses primarily consist of salaries, stock-based compensation expense, and benefits for personnel involved in research and development activities as well as allocated overhead. Research and development expenses are expensed in the period incurred.

We expect research and development expenses to increase in future periods as we continue to invest in research and development activities to achieve our operational and commercial goals.

Transaction Expenses

Transaction expenses consist of acquisition costs and other related expenses incurred in acquiring NuWave, PCI, Open Solutions, and ProModel as well as costs associated with evaluating other acquisition opportunities.

We expect to incur acquisition costs and other related expenses periodically in the future as we continue to seek acquisition opportunities to expand our technological capabilities.

Interest Expense

Interest expense consists primarily of interest expense, commitment fees, and debt issuance cost amortization under our credit facilities.

Income Tax Expense

Income tax expense consists of income taxes related to federal and state jurisdictions in which we conduct business.

Segments

We have two operating segments, Cyber & Engineering and Analytics, which were determined based on the manner in which the chief operating decision maker (“CODM”), who is our Chief Executive Officer, manages our operations for purposes of allocating resources and evaluating performance. Various factors, including our organizational and management reporting structure, customer type, economic characteristics, financial metrics and other factors were considered in determining these operating segments.

Our operating segments are described below:

•

Cyber & Engineering: The Cyber & Engineering segment provides high-end technology and management consulting services to its customers. This segment focuses in the areas of cloud engineering and enterprise IT, cybersecurity, computer network operations and wireless, systems engineering, as well as strategy and program planning. The segment’s primary solutions relate to the development and deployment of customized solutions in the areas of cloud engineering and IT infrastructure, cybersecurity and computer network operations, data analytics and visualization, and system engineering and program planning. The results of PCI are included in the Cyber & Engineering segment results.

•

Analytics: The Analytics segment provides high-end technology and consulting services to its customers. This segment focuses on the areas of big data computing and analytical solutions, including predictive and prescriptive analytics solutions. The segment’s primary solutions assist customers in aggregating, interpreting, and synthesizing data to enable real-time decision-making capabilities. The results of NuWave, Open Solutions, and ProModel are included in the Analytics segment results.

Results of Operations

Successor 1Q21 and Predecessor 1Q20

As described in the table below, the results of operations for the Successor 1Q21 period include the results of PCI, NuWave, Open Solutions, and ProModel from January 1, 2021 through March 31, 2021. The results of operations for the Predecessor 1Q20 period only include the results of PCI for the period from January 1, 2020 through March 31, 2020. Accordingly, these periods presented are not directly comparable.

	Successor 1Q21	Predecessor 1Q20
PCI	Jan. 1, 2021 – Mar. 31, 2021	Jan. 1, 2020 – Mar. 31, 2020
NuWave		Not applicable
Open Solutions
ProModel

The following table summarizes our interim condensed combined statements of operations data:

	Successor 1Q21	Predecessor 1Q20
Revenues	$35,570	$18,407
Cost of revenues	25,290	14,314

Gross Margin	10,280	4,093
Operating expenses:
Selling, general and administrative	10,114	2,855
Research and development	928	3

Operating (loss) income	(762)	1,235
Interest expense	1,860	—
Other income, net	(1)	—

(Loss) income before taxes	(2,621)	1,235
Income tax expense (benefit)	(184)	55

Net (loss) income	$(2,437)	$1,180

Revenues

	Successor 1Q21	Predecessor 1Q20	$ Change
Revenues:
Cyber & Engineering	$18,559	$18,407	$152
Analytics	17,011	—	17,011

Total Revenues	$35,570	$18,407	$17,163

Total revenue was $35,570 for the Successor 1Q21 period, as compared to $18,407 for the Predecessor 1Q20 period.

Cyber and Engineering revenue was $18,559 for the Successor 1Q21 period, as compared to $18,407 for the Predecessor 1Q20 period. Revenue increased approximately $470 in the Successor 1Q21 period relative to the Predecessor 1Q20 period as a result of increased volume on existing contracts as well as new contract awards. The increase was partially offset by a decrease in revenue of approximately $320 in the Successor 1Q21 period relative to the Predecessor 1Q20 period due to the completion of certain contracts.

Analytics revenue was $17,011 for the Successor 1Q21 period, as compared to $0 for the Predecessor 1Q20 period. The results of NuWave, Open Solutions, and ProModel are only included in the Successor 1Q21 period and are not included in the Predecessor 1Q20 period.

Cost of Revenues

	Successor 1Q21	Predecessor 1Q20	$ Change
Cost of revenues:
Cyber & Engineering	$14,911	$14,314	$597
Analytics	10,379	—	10,379

Total cost of revenues	$25,290	$14,314	$10,976

Total cost of revenues was $25,290 for the Successor 1Q21 period, as compared to $14,314 for the Predecessor 1Q20 period.

Cyber and Engineering cost of revenues as a percentage of revenue for the Successor 1Q21 period was 80% as compared to 78% for the Predecessor 1Q20 period. The increase in cost of revenues as a percentage of revenue in the Successor 1Q21 period was primarily driven by increased subcontractor cost.

Analytics cost of revenues was $10,379 for the Successor 1Q21 period, as compared to $0 for the Predecessor 1Q20 period. The results of NuWave, Open Solutions, and ProModel are only included in the Successor 1Q21 period and are not included in the Predecessor 1Q20 period.

Selling, General and Administrative

Selling, general and administrative expenses increased $7,259 for the Successor 1Q21 period, as compared to the Predecessor 1Q20 period. The increase in selling, general and administrative expenses for the Successor 1Q21 period is primarily driven by the inclusion of selling, general and administrative expenses from NuWave, Open Solutions and ProModel, which are not included in the Predecessor 1Q20 period. The increase in selling, general and administrative expenses for the Successor 1Q21 period is also driven by $1,540 of capital market and advisory fees incurred in preparation for the Business Combination.

Selling, general and administrative expenses of PCI increased $301 in the Successor 1Q21 period, as compared to the Predecessor 1Q20 period. The increase in selling, general and administrative expenses of PCI was primarily driven by intangible asset amortization expense that was recorded in the Successor 1Q21 period, but was not recorded in the Predecessor 1Q20 period.

Research and Development

Research and development expenses increased $925 for the Successor 1Q21 period, as compared to the Predecessor 1Q20 period. The increase in research and development expenses for the Successor 1Q21 period primarily relates to increased investment in new internal-use analytics tools and capabilities.

Research and development expenses of PCI increased $52 in the Successor 1Q21 period, as compared to the Predecessor 1Q20 period. The increase in research and development expenses of PCI was primarily driven by increased investment in various research projects.

Our research and development efforts are aimed at continuing to develop and refine our solutions, including enhancing features and functionality, adding new modules, and improving the application of the latest AI/ML technologies in the solutions we deliver to our customers.

Interest Expense

Interest expense was $1,860 for the Successor 1Q21 period, as compared to $0 for the Predecessor 1Q20 period. The interest expense in the Successor 1Q21 period was primarily the result of interest expense incurred in connection with the Company’s Antares Capital Credit Facility, which was entered into in December 2020. Refer to our Liquidity and Capital Resources discussion below for more information.

Income Tax Expense (Benefit)

Income tax benefit was $184 for the Successor 1Q21 period, as compared to income tax expense of $55 for the Predecessor 1Q20 period.

The following table provides information regarding our income tax (benefit) expense during the periods indicated:

	Successor 1Q21	Predecessor 1Q20
Income tax (benefit) expense	$(184)	$55
Effective tax rate	7.0%	4.5%

Upon formation, the Successor was established as a limited liability company and elected to be taxed as a corporation for income tax purposes. Consequently, the Successor is generally subject to federal, state and local corporate income taxes. The effective tax rate for the Successor 1Q21 period differs from the U.S. federal income tax rate of 21.0% primarily due to non-deductible transaction expenses, offset by state and local corporate income taxes. The Predecessor was established and taxed as a partnership and, therefore, was generally not subject to federal, state and local corporate income taxes. The effective tax rate for the Predecessor 1Q20 period differs from the U.S. federal income tax rate of 0.0% due to state and local income taxes.

As of March 31, 2021, the Company determined that it is more-likely-than-not that substantially all of its deferred tax assets will be realized in the future.

Refer to Note G—Income Taxes of the Notes to interim condensed combined financial statements for further discussion.

Successor 2020, Predecessor 2020, Successor Pro Forma 2020, Predecessor 2019 and Predecessor 2018

The results of operations for the Successor 2020 period include the results of PCI, NuWave, Open Solutions, and ProModel from each of their respective acquisition dates through December 31, 2020.

The results of operations for the Predecessor 2020 period include the results of PCI from January 1, 2020 through October 22, 2020, the date immediately preceding PCI’s acquisition date.

The results of operations for the Predecessor 2019 period include the results of PCI for the year ended December 31, 2019. The results of operations for the Predecessor 2018 period include the results of PCI for the year ended December 31, 2018.

As described above and as illustrated in the table below, with the exception of the Predecessor 2019 and Predecessor 2018 periods, all other periods presented are not directly comparable.

	Successor 2020	Successor Pro Forma 2020	Predecessor 2020	Predecessor 2019	Predecessor 2018
PCI	Oct. 23, 2020 – Dec. 31, 2020	Jan. 1, 2020 – Dec. 31, 2020	Jan. 1, 2020 – Oct. 23, 2020	Jan. 1, 2019 – Dec. 31, 2019	Jan. 1, 2018 – Dec. 31, 2018
NuWave	Jun. 19, 2020 – Dec. 31, 2020		Not applicable	Not applicable	Not applicable
Open Solutions	Dec. 2, 2020 – Dec. 31, 2020
ProModel	Dec. 21, 2020 – Dec. 31, 2020

The results of operations for the Successor Pro Forma 2020 period presents the pro forma results of operations for the year ended December 31, 2020 as though each acquisition had been completed as of January 1, 2020. The Successor Pro Forma 2020 period therefore includes the results of operations for the Successor 2020 period, as well as the results of operations of each acquisition from January 1, 2020 to the date immediately preceding each entity’s acquisition date. The Successor Pro Forma 2020 period as presented is not in accordance with Article 11 of Regulation S-X.

The following table summarizes our Successor Pro Forma 2020 period statements of operations:

	Successor 2020	Predecessor 2020 (PCI)	NuWave, Jan. 1, 2020 – Jun. 18 2020	Open Solutions, Jan. 1, 2020 – Dec. 1 2020	ProModel, Jan. 1, 2020 – Dec. 20 2020	Successor Pro Forma 2020*
Revenues	$31,552	$59,765	$10,809	$22,693	$15,782	$138,992
Cost of revenues	22,877	46,755	5,436	13,183	9,491	96,133

Gross Margin	8,675	13,010	5,373	9,510	6,291	42,859
Operating expenses:
Selling, general and administrative	7,909	7,632	3,266	4,192	1,555	24,554
Research and development	530	85	—	—	—	615
Transaction expenses	10,091	—	—	—	—	10,091

Operating (loss) income	(9,855)	5,293	2,107	5,318	4,736	7,599
Interest (income) expense	616	1		(3)	—	614

(Loss) income before taxes	(10,471)	5,292	2,107	5,321	4,736	6,985
Income tax expense	(2,633)	3	(6)	61	1,169	(1,406)

Net (loss) income	$(7,838)	$5,289	$2,113	$5,260	$3,567	$8,391

*	Reflects the elimination of $1,609 of intercompany ProModel revenues and NuWave cost of revenues as if the acquisitions closed on January 1, 2020.

The following table summarizes our combined statements of operations data:

	Successor 2020	Predecessor 2020	Successor Pro Forma 2020	Predecessor 2019	Predecessor 2018
Revenues	$31,552	$59,765	$138,992	$73,626	$49,439
Cost of revenues	22,877	46,755	96,133	56,130	37,702

Gross Margin	8,675	13,010	42,859	17,496	11,737
Operating expenses:
Selling, general and administrative	7,909	7,632	24,554	11,004	7,820
Research and development	530	85	615	110	—
Transaction expenses	10,091	—	10,091	—	—

Operating (loss) income	(9,855)	5,293	7,599	6,382	3,917
Interest expense	616	1	614	127	42

(Loss) income before taxes	(10,471)	5,292	6,985	6,255	3,875
Income tax expense	(2,633)	3	(1,406)	9	12

Net (loss) income	$(7,838)	$5,289	$8,391	$6,246	$3,863

Revenues

Successor 2020, Predecessor 2020 and Predecessor 2019

	Successor 2020	Predecessor 2020	Predecessor 2019
Revenues
Cyber & Engineering	$15,584	$59,765	$73,626
Analytics	15,968	—	—

Total Revenues	$31,552	$59,765	$73,626

Total revenue was $31,552 for the Successor 2020 period, $59,765 for the Predecessor 2020 period, as compared to $73,626 for the Predecessor 2019 period.

Cyber and Engineering revenue was $15,584 for the Successor 2020 period, $59,765 for the Predecessor 2020 period, as compared to $73,626 for the Predecessor 2019 period. The Successor 2020 period includes the results of PCI from October 23, 2020 through December 31, 2020 whereas the Predecessor 2020 period includes the results of PCI from January 1, 2020 through October 22, 2020 and the Predecessor 2019 period includes the results of PCI from January 1, 2019 through December 31, 2019.

Analytics revenue was $15,968 for the Successor 2020 period, $0 for the Predecessor 2020 period, as compared to $0 for the Predecessor 2019 period. The results of NuWave, Open Solutions, and ProModel are only included in the Successor 2020 period and are not included in the Predecessor 2020 period or Predecessor 2019 period.

Successor Pro Forma 2020 Period and Predecessor 2019 Period

	Successor Pro Forma 2020	Predecessor 2019	$ Change
Revenues:
Cyber & Engineering	$75,349	$73,626	$1,723
Analytics	63,643	—	63,643

Total Revenues	$138,992	$73,626	$65,366

Total revenue was $138,992 for the Successor Pro Forma 2020 period, as compared to $73,626 for the Predecessor 2019 period.

Cyber and Engineering revenue was $75,349 for the Successor Pro Forma 2020 period, as compared to $73,626 for the Predecessor 2019 period. Revenue increased approximately $2,170 between the Successor Pro Forma 2020 period and the Predecessor 2019 period as a result of increased volume on existing contracts as well as new contract awards. The increase was partially offset by a decrease in revenue of approximately $450 between the Successor Pro Forma 2020 period and the Predecessor 2019 period related to the completion of certain contracts.

Analytics revenue was $63,643 for the Successor Pro Forma 2020 period, as compared to $0 for the Predecessor 2019 period. The results of NuWave, Open Solutions, and ProModel are only included in the Successor Pro Forma 2020 period and are not included in the Predecessor 2019 period.

Predecessor 2019 Period and Predecessor 2018 Period

	Predecessor 2019	Predecessor 2018	$ Change
Revenues
Cyber & Engineering	$73,626	$49,439	$24,187

Total Revenues	$73,626	$49,439	$24,187

Cyber and Engineering revenue was $73,626 for the Predecessor 2019 period, as compared to $49,439 for the Predecessor 2018 period. Revenue increased approximately $24,690 between the Predecessor 2019 period and the Predecessor 2018 period as a result of increased volume on existing contracts as well as new contract awards. The increase was partially offset by a decrease in revenue of approximately $500 related to the completion of certain contracts.

Cost of Revenues

Successor 2020 Period, Predecessor 2020 Period and Predecessor 2019 Period

	Successor 2020	Predecessor 2020	Predecessor 2019
Cost of revenues
Cyber & Engineering	$12,273	$46,755	$56,130
Analytics	10,604	—	—

Total cost of revenues	$22,877	$46,755	$56,130

Total cost of revenues was $22,877 for the Successor 2020 period, $46,755 for the Predecessor 2020 period, as compared to $56,130 for the Predecessor 2019 period.

Cyber and Engineering cost of revenues as a percentage of revenue for the Successor 2020 period and the Predecessor 2020 period was 78%, as compared to 76% for the Predecessor 2019 period. The increase in cost of revenues as a percentage of revenue was primarily attributable to reduced billing rates on certain contracts in accordance with the CARES Act. Certain classified contracts require our employees to work at our customer’s site due to the contracts’ classified nature. As a result of the COVID-19 pandemic, certain customers temporarily closed their facilities’ or mandated reduced capacity requirements for anyone working on-site. Where we were limited by such restrictions and in accordance with the CARES Act, we only billed allowable costs and did not bill or recognize any profit which reduced our gross margins in the Successor 2020 period and the Predecessor 2020 period.

Analytics cost of revenues was $10,604 for the Successor 2020 period, $0 for the Predecessor 2020 period, as compared to $0 for the Predecessor 2019 period. The results of NuWave, Open Solutions, and ProModel are only included in the Successor 2020 period and are not included in the Predecessor 2020 period or the Predecessor 2019 period.

Successor Pro Forma 2020 Period and Predecessor 2019 Period

	Successor Pro Forma 2020	Predecessor 2019	$ Change
Cost of revenues
Cyber & Engineering	$59,028	$56,130	$2,898
Analytics	37,105	—	37,105

Total cost of revenues	$96,133	$56,130	$40,003

Total cost of revenues was $96,133 for the Successor Pro Forma 2020 period, as compared to $56,130 for the Predecessor 2019 period.

Analytics cost of revenues was $37,105 for the Successor Pro Forma 2020 period, as compared to $0 for the Predecessor 2019 period. The results of NuWave, Open Solutions, and ProModel are only included in the Successor Pro Forma 2020 period and are not included in the Predecessor 2019 period.

Predecessor 2019 Period and Predecessor 2018 Period

	Predecessor 2019	Predecessor 2018	$ Change
Cost of revenues:
Cyber & Engineering	$56,130	$37,702	$18,428

Total cost of revenues	$56,130	$37,702	$18,428

Cyber and Engineering cost of revenues as a percentage of revenue was 76% for both the Predecessor 2019 period and the Predecessor 2018 period.

Selling, General and Administrative

Successor 2020 Period, Predecessor 2020 Period and Predecessor 2019 Period

Selling, general and administrative expenses as a percentage of revenue was 25% for the Successor 2020 period, 13% for the Predecessor 2020 period, as compared to 15% for the Predecessor 2019 period. The increase in selling, general and administrative expenses as a percentage of revenue was primarily attributable to increased headcount associated with various corporate and business development functions to support the Company’s continued growth.

Successor Pro Forma 2020 Period and Predecessor 2019 Period

Selling, general and administrative expenses as a percentage of revenue was 18% for the Successor Pro Forma 2020 period, as compared to 15% for the Predecessor 2019 period. The increase was primarily due to increased headcount associated with various corporate and business development functions as noted above.

Predecessor 2019 Period and Predecessor 2018 Period

Selling, general and administrative expenses as a percentage of revenue was 15% for the Predecessor 2019 period, as compared to 16% for the Predecessor 2018 period. The decrease in selling, general and administrative expenses as a percentage of revenue was due to the increase in revenue outpacing the increase in selling, general and administrative expense in the Predecessor 2019 period as compared to the Predecessor 2018 period.

Research and Development

Successor 2020 Period, Predecessor 2020 Period and Predecessor 2019 Period

Research and development expenses was $530 for the Successor 2020 period, $85 for the Predecessor 2020 period, as compared to $110 for the Predecessor 2019 period. The increase in research and development expenses for the Successor 2020 period was primarily driven by the inclusion of research and development expenses from NuWave, Open Solutions and ProModel in the Successor 2020 period. The increase in research and development expenses primarily relates to the increased investment in new internal-use analytics tools and capabilities. This increase was partially offset by a decrease in research and development expenses of PCI in the Successor 2020 period, as compared to the Predecessor 2020 period.

Successor Pro Forma 2020 Period and Predecessor 2019 Period

Research and development expenses increased $505 for the Successor Pro Forma 2020 period, as compared to the Predecessor 2019 period. The increase in research and development expenses for the Successor Pro Forma 2020 period was primarily driven by the inclusion of research and development expenses from NuWave, Open Solutions and ProModel in the Successor Pro Forma 2020 period.

Research and development expenses of PCI increased $2 for the Successor Pro Forma 2020 period, as compared to the Predecessor 2019 period.

Predecessor 2019 Period and Predecessor 2018 Period

Research and development expenses increased $110 for the Predecessor 2019 period, as compared to the Predecessor 2018 period. The increase in research and development expenses for the Predecessor 2019 period was primarily due to new research and development projects that began in the Predecessor 2019 period. Research and development expenses were $0 in the Predecessor 2018 period.

Transaction expenses

Transaction expenses of $10,091 for the Successor 2020 period primarily relate to acquisition costs and other related expenses incurred for the acquisitions of NuWave, PCI, Open Solutions, and ProModel as well as costs associated with evaluating other acquisition opportunities.

Interest Expense

Interest expense was $616 for the Successor 2020 period and $614 for the Successor Pro Forma 2020 period, respectively. Interest expense primarily consists of approximately $373 of interest expense related to Promissory Notes that were used to finance the acquisitions of NuWave, PCI, and Open Solutions. The Successor 2020 period and the Successor Pro Forma 2020 period also include approximately $230 of interest expense, related to the Antares Capital Credit Facility, which the Company entered into in December 2020.

Interest expense was $1, $127, and $42 for the Predecessor 2020, Predecessor 2019, and Predecessor 2018 periods, respectively. Interest expense for each of the aforementioned periods relates to interest incurred on PCI’s line of credit, which PCI used for working capital, as needed.

Income Tax (Benefit) Expense

Income tax benefit was $2,633 for the Successor 2020 period, as compared to income tax expense of $3, $9 and $12 for the Predecessor 2020 period, Predecessor 2019 period and Predecessor 2018 period, respectively. The increase in income tax benefit was primarily driven by a loss before income taxes for the Successor 2020 period, as well as the Successor electing to be taxed as a corporation upon its formation.

The income tax expense for the Predecessor 2020 period, Predecessor 2019 period, and the Predecessor 2018 period were insignificant because the Predecessor was established and taxed as a partnership.

The following table provides information regarding our income tax (benefit) expense during the periods indicated:

	Successor 2020	Predecessor 2020	Predecessor 2019	Predecessor 2018
Income tax (benefit) expense	$(2,633)	$3	$9	$12
Effective tax rate	25.1%	0.1%	0.1%	0.3%

The increase in our effective tax rate for the Successor 2020 period from the Predecessor 2020 period was primarily due to the Successor being established as a limited liability company and electing to be taxed as a corporation for federal, state and local income tax purposes. The effective tax rate for the Successor 2020 period differs from the U.S. federal income tax rate of 21.0% primarily due state and local income taxes.

The effective tax rate for the Predecessor 2020 period, Predecessor 2019 period and Predecessor 2018 period differs from the U.S. federal income tax rate of 0.0% due to state and local income taxes. The 0.02% decrease in our effective tax rate for the Predecessor 2020 period and Predecessor 2019 period, as compared to the Predecessor 2018 period was due to state and local corporate income taxes.

A valuation allowance is provided for deferred income tax assets when it is more likely than not that future tax benefits will not be realized. The Company assesses whether a valuation allowance should be established against deferred tax assets based upon consideration of all available evidence, both positive and negative, using a more likely than not standard. This assessment considers, among other matters, forecasts of future profitability, the duration of statutory carryforward periods, the Company’s experience with tax attributes expiring, impacts of enacted changes in tax laws and tax planning strategies, and the taxable income generated through the future reversals of deferred tax liabilities. In making such judgments, significant weight is given to evidence that can be objectively verified. After analyzing all available evidence, the Company determined that it is more-likely-than-not that substantially all of its deferred tax assets will be realized in the future.

Refer to Note J—Income Taxes of the Notes to Financial Statements for further discussion.

Supplemental Non-GAAP Information

The Company uses Adjusted EBITDA to evaluate its operating performance, generate future operating plans, and make strategic decisions, including those relating to operating expenses and the allocation of internal resources. Adjusted EBITDA is a financial measure not calculated in accordance with GAAP. Adjusted EBITDA is defined as net (loss) income adjusted for interest expense (income), net, income tax (benefit) expense, depreciation and amortization, acquisition costs, acquisition integration costs, capital market and advisory fees and equity-based compensation. Non-GAAP financial performance measures are used to supplement the financial information presented on a GAAP basis. This non-GAAP financial measure should not be considered in isolation or as a substitute for the relevant GAAP measures and should be read in conjunction with information presented on a GAAP basis. Because not all companies use identical calculations, our presentation of non-GAAP measures may not be comparable to other similarly titled measures of other companies.

Successor 1Q21 Period and Predecessor 1Q20 Period

The following table presents a reconciliation of Adjusted EBITDA to net income (loss), computed in accordance with GAAP (in thousands):

	Successor 1Q21	Predecessor 1Q20
Net income (loss)	$(2,437)	$1,180
Interest expense	1,860	—
Income tax expense (benefit)	(184)	55
Depreciation and amortization	1,921	14
Amortization of debt issuance costs	143

EBITDA	1,303	1,249
Adjustments:
Capital market advisory fees (i)	1,540	—
Equity-based compensation	25	25

Adjusted EBITDA	$2,868	$1,274

(i)	The Company incurred capital market and advisory fees related to advisors assisting with preparation for the Business Combination.

Successor 2020 Period, Predecessor 2020 Period, Predecessor 2019 Period and Predecessor 2018 Period

The following table presents a reconciliation of Adjusted EBITDA to net income (loss), computed in accordance with GAAP (in thousands):

	Successor 2020	Predecessor 2020	Successor Pro Forma 2020	Predecessor 2019	Predecessor 2018
Net income (loss)	$(7,838)	$5,289	$8,391	$6,246	$3,863
Interest expense	616	1	614	127	42
Income tax expense (benefit)	(2,633)	3	(1,406)	9	12
Depreciation and amortization	1,028	52	1,309	50	50
Amortization of debt issuance costs	17	—	17	—	—

EBITDA	(8,810)	5,345	8,925	6,432	3,967
Adjustments:
Transaction expenses (i)	10,091		10,091	—	—
Equity-based compensation	—	80	1,097	104	—

Adjusted EBITDA	$1,281	$5,425	$20,113	$6,536	$3,967

(i)

The Company incurred acquisition costs related to the purchase of four companies in 2020 (NuWave, PCI, Open Solutions, and ProModel). Costs include both diligence costs and integration costs after the companies are acquired.

Key Performance Indicators

Backlog

We view growth in backlog as a key measure of our business growth. Backlog represents the estimated dollar value of contracts that we have been awarded for which work has not yet been performed, and in certain cases, our estimate of known opportunities for future contract awards on customer programs that we are currently supporting.

The majority of our historical revenue is derived from contracts with the Federal Government and its various agencies. In accordance with the general procurement practices of the Federal Government, most contracts are not fully funded at the time of contract award. As work under the contract progresses, our customers may add incremental funding up the initial contract award amount. We generally do not deliver goods and services to our customers in excess of the appropriated contract funding.

At the time of award, certain contracts may include options for our customers to procure additional goods and services under the contract. Options do not create enforceable rights and obligations until exercised by our customers and thus we only recognize revenue related to options as each option is exercised. Contracts with such provisions may or may not specify the exact scope, nor corresponding price, associated with options; however, these contracts will generally identify the expected period of performance for each option. In cases where we have negotiated the estimated scope and price of an option in the contract with our customer, we use that information to measure our backlog and we refer to this as Priced Unexercised Options. If a contract does not specify the scope, level-of-effort, or price related to options to procure additional goods and services, we estimate the backlog associated with those options based on our discussions with our customer, our current level of support on the customer’s program, and the period of performance for each option that was negotiated in the contract. We refer to this as Unpriced Unexercised Options.

Many of the customer programs we support relate to key national security and defense interests. At the end of a contract, our customers may elect to modify our existing contract, in order to extend the period under which we provide additional good and services or may elect to continue to procure additional goods and services from us under a new contract. If our customer notifies us that a program we currently support will be continuing under a new contract, we estimate the backlog associated with that anticipated future contract (“Anticipated Follow-on Awards”) based on the assumption that (i) we are highly likely to be awarded the contract because we are the incumbent, (ii) the program we support is of critical importance to national security and defense, and (iii) that if the contract was awarded to a different party, the transition would be highly disruptive to the achievement of our customer’s objectives. For purposes of estimating backlog related to Anticipated Follow-on Awards, we assume that the goods and services that we will deliver under that future contract will be generally similar in scope and pricing compared to our current contract and that our current level of support on the customer program will persist under the new contract. Potential contract awards with existing customers on completely new programs, or with any new customer that we have not worked with historically, would not be included in Anticipated Follow-on Awards as there is far greater uncertainty as to whether those opportunities will be awarded to us.

We define backlog in these categories to provide the reader with additional context as to the nature of our backlog and so that the reader can understand the varying degrees of risk, uncertainty, and where applicable, management’s estimates and judgements used in determining backlog at the end of a period. The categories of backlog are further defined below.

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Funded Backlog. Funded backlog represents the contract value of goods and services to be delivered under existing contracts for which funding is appropriated or otherwise authorized less revenue previously recognized on these contracts.

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Unfunded backlog. Unfunded backlog represents the contract value, or portion thereof, of goods and services to be delivered under existing contracts for which funding has not been appropriated or otherwise authorized.

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Priced Unexercised Options: Priced unexercised contract options represent the value of goods and services to be delivered under existing contracts if our customer elects to exercise all of the options available in the contract. For priced unexercised options, we measure backlog based on the corresponding contract values assigned to the options as negotiated in our contract with our customer.

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Unpriced Unexercised Options: Unpriced unexercised contract options represent the value of goods and services to be delivered under existing contracts if our customer elects to exercise all of the options available in the contract. For unpriced unexercised options, we estimate backlog generally under the assumption that our current level of support on the contract will persist for each option period.

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Anticipated Follow-on Awards: Anticipated Follow-on Awards represents our estimate of the value of goods and services to be delivered under a contract that has not yet been awarded to us, but where we believe we are highly likely to be awarded the contract because we are the incumbent on an ongoing customer program, the program we support is of critical importance to national security, and that if the contract was awarded to a different party, the transition would be highly disruptive to the achievement of our customer’s objectives. We estimate backlog related to Anticipated Follow-on Awards based on the assumption that the goods and services that we will deliver under the anticipated future contract will be generally similar in scope and pricing compared to our current contract and that our current level of support on that program will persist under the new contract.

The following table summarizes certain backlog information (in thousands):

	Successor As of March 31, 2021	Successor As of December 31, 2020
Funded	$74,234	$63,047
Unfunded	43,886	45,795
Priced, unexercised options	27,237	57,345
Unpriced, unexercised options	178,427	175,509
Anticipated Follow-on Awards	56,694	66,864

Total backlog	$380,478	$408,560

Liquidity and Capital Resources

Our primary sources of liquidity are cash flows provided by our operations and access to existing credit facilities. Our primary short-term cash requirements are to fund working capital, operating lease obligations, and short-term debt, including current maturities of long-term debt. Working capital requirements can vary significantly from period to period, particularly as a result of the timing of receipts and disbursements related to long-term contracts.

Our medium-term to long-term cash requirements are to service and repay debt and to invest in facilities, equipment, technologies, and research and development for growth initiatives.

Our ability to fund our cash needs will depend, in part, on our ability to generate cash in the future, which depends on our future financial results. Our future results are subject to general economic, financial, competitive, legislative and regulatory factors that may be outside of our control. Our future access to, and the availability of credit on acceptable terms and conditions, is impacted by many factors, including capital market liquidity and overall economic conditions.

We believe that our cash from operating activities generated from continuing operations during the year, together with available borrowings under our existing credit facilities, will be adequate for the next 12 months to meet our anticipated uses of cash flow, including working capital, operating lease obligations, capital expenditures and debt service costs. While we intend to reduce debt over time using cash provided by operations, we may also attempt to meet long-term debt obligations, if necessary, by obtaining capital from a variety of additional sources or by refinancing existing obligations. These sources include public or private capital markets, bank financings, proceeds from dispositions or other third-party sources.

As of March 31, 2021 (Successor), our available liquidity totaled $24,928, which comprised $9,928 of available cash and cash equivalents and $15,000 in available borrowings from our existing credit facilities. As of December 31, 2020 (Successor), our available liquidity totaled $24,704, which comprised $9,704 of available cash and cash equivalents and $15,000 in available borrowings from our existing credit facilities. The following table summarizes our existing credit facilities (in thousands):

	Successor
	March 31, 2021	December 31, 2020
Antares Capital Term Loan	$109,725	$110,000
Antares Capital Revolver	—	—

Total debt	109,725	110,000
Less: unamortized discounts and issuance costs	2,880	3,006

Total debt, net	106,845	106,994
Less: current portion	1,100	1,100

Long-term debt, net	$105,745	$105,894

Antares Capital Credit Facility

On December 21, 2020, the Company entered into the Antares Capital Credit Agreement, which includes the following:

(i)

$110 million term loan (the “Antares Capital Term Loan”) that matures on December 21, 2026. Proceeds from the Antares Capital Term Loan were used to finance the acquisition of ProModel, pay acquisition-related costs, fund working capital needs and other general corporate purposes;

(ii)

$15 million revolving credit facility (the “Antares Capital Revolving Credit Facility”) that matures on December 21, 2026. Proceeds from the revolving credit facility will be used to fund working capital needs, and other general corporate purposes. As of March 31, 2021 (Successor) and December 31, 2020 (Successor), the balance of the Antares Capital Revolving Credit Facility of $15 million was undrawn and available to the Company.

The Antares Capital Credit Agreement is secured by a security interest in all rights, title or interest in or to certain assets and properties owned by the Company and the guarantors included in the Antares Capital Credit Agreement. The Antares Capital Credit Agreement requires the Company to meet customary affirmative and negative covenants, default provisions, representations and warranties and other terms and conditions. The Company is required to make mandatory prepayments of the outstanding principal and accrued interest under the Antares Capital Credit Agreement (i) upon the occurrence of certain events and (ii) to the extent a specified net leverage ratio is exceeded as evaluated on any test period ending date. The test period ending dates are March 30, June 30, September 30 and December 31 each year, starting on March 31, 2021, through the maturity of the agreement.

As of March 31, 2021 and December 31, 2021, the Company was in compliance with its debt covenants under the Antares Capital Credit Agreement.

We do not have any off-balance sheet financing arrangements or liabilities, guarantee contracts, retained or contingent interests in transferred assets, or any obligation arising out of a material variable interest in an unconsolidated entity. We do not have any majority-owned subsidiaries that are not combined in the financial statements. Additionally, we do not have an interest in, or relationships with, any special purpose entities.

Cash Flows

Successor 1Q21 Period and Predecessor 1Q20 Period

The following table summarizes certain information from our interim condensed combined statements of cash flows (in thousands):

	Successor 1Q21	Predecessor 1Q20
Net cash provided by operating activities	$893	$5,371
Net cash used in investing activities	(394)	(28)
Net cash used in financing activities	(275)	(200)

Net increase in cash and cash equivalents	224	5,143
Cash and cash equivalents at beginning of period	9,704	1,644

Cash and cash equivalents at end of period	$9,928	$6,787

Operating activities

For the Successor 1Q21 period, net cash provided by operating activities was $893. Net loss before deducting depreciation, amortization and other non-cash items generated a cash outflow of $550 and was further impacted by a favorable change in net working capital of $1,443 during this period. The favorable change in net working capital was largely driven by increases for accrued liabilities of $2,316, a decrease in contract assets of $897, and an increase in accounts payable of $174. These increases were partially offset by increases in accounts receivable of $1,442 and prepaid expenses and other assets of $653.

For the Predecessor 1Q20 period, net cash provided by operating activities was $5,371. Net income before deducting depreciation, amortization and other non-cash items generated a cash inflow of $1,239 while favorable changes in net working capital of $4,132 contributed to operating cash flows during this period. The favorable change in net working capital was largely driven by a decrease for accounts receivable of $2,783, an increase in accounts payable of $1,068, and an increase in accrued expenses of $554. These increases were partially offset by an increase in contract assets of $160.

Investing activities

For the Successor 1Q21 period, net cash used in investing activities was $394, consisting of the purchase of property and equipment of $170 and acquisition of businesses of $224.

For the Predecessor 1Q20 period, net cash used in investing activities was $28, consisting of the purchase of property and equipment.

Financing activities

For the Successor 1Q21 period, net cash used by financing activities was $275, consisting of repayment of long-term debt.

For the Predecessor 1Q20 period, net cash used by financing activities was $200, consisting of distributions to members.

Successor 2020 Period, Predecessor 2020 Period, Predecessor 2019 Period and Predecessor 2018 Period

	Successor 2020	Predecessor 2020	Predecessor 2019	Predecessor 2018
Net cash (used in) provided by operating activities	$(7,416)	$8,614	$4,121	$1,884
Net cash used in investing activities	(184,869)	(121)	(18)	(60)
Net cash provided by (used in) financing activities	201,989	(9,773)	(2,839)	(2,593)

Net increase (decrease) in cash and cash equivalents	9,704	(1,280)	1,264	(769)
Cash and cash equivalents at beginning of period	—	1,644	380	1,149

Cash and cash equivalents at end of period	$9,704	$364	$1,644	$380

Operating activities

For the Successor 2020 period, net cash used in operating activities was $7,416. Net loss before deducting depreciation, amortization and other non-cash items generated a cash outflow of $9,387 and was further impacted by a favorable change in net working capital of $1,971 during this period. The favorable change in net working capital was largely driven by decreases in contract assets of $3,868 and increases in accrued liabilities and accounts payable of $1,224 and $1,111, respectively. These increases were partially offset by an increase in accounts receivable of $4,000.

For the Predecessor 2020 period, net cash provided by operating activities was $8,614. Net income before deducting depreciation, amortization and other non-cash items generated a cash inflow of $5,413 while favorable changes in net working capital of $3,201 contributed to operating cash flows during this period. The favorable change in net working capital was largely driven by a decrease in accounts receivable of $6,818, partially offset by an increase in contract assets of $4,300.

For the Predecessor 2019 period, net cash provided by operating activities was $4,121. Net income before deducting depreciation, amortization and other non-cash items generated a cash inflow of $6,398. This cash outflow was offset by unfavorable changes in net working capital of $2,277 during this period. The unfavorable change in net working capital was largely driven by an increase in accounts receivable of $2,488.

For the Predecessor 2018 period, net cash provided by operating activities was $1,884. Net income before deducting depreciation, amortization and other non-cash items generated a cash inflow of $3,920. This cash outflow was offset by unfavorable changes in net working capital of $2,036 during this period. The unfavorable change in net working capital was largely driven by an increase for accounts receivable of $3,492, partially offset by increases in accrued liabilities and accounts payable of $954 and $581, respectively.

Investing activities

For the Successor 2020 period, net cash used in investing activities was $184,869, consisting of $184,714 used for the acquisitions of NuWave, PCI, Open Solutions, and ProModel, and $155 used for the purchase of property and equipment.

For the Predecessor 2020 period, net cash used in investing activities was $121, consisting of the purchase of property and equipment.

For the Predecessor 2019 period, net cash used in investing activities was $18, consisting of the purchase of property and equipment.

For the Predecessor 2018 period, net cash used in investing activities was $60, consisting of the purchase of property and equipment.

Financing activities

For the Successor 2020 period, net cash provided by financing activities was $201,989, consisting of proceeds from long term debt, net of debt issuance costs of $106,942, proceeds from the issuance of promissory notes of $91,283 and cash inflows from the Parent’s contribution of $95,047. These cash inflows were partially offset primarily by repayment of the promissory notes of $91,283.

For the Predecessor 2020 period, net cash used by financing activities was $9,773, consisting of the proceeds from long term debt of $2,000, offset by distributions to members of $9,773 and repayment of long-term debt of $2,000.

For the Predecessor 2019 period, net cash used by financing activities was $2,839, consisting of repayment of long-term debt of $2,000 and distributions to members of $839.

For the Predecessor 2018 period, net cash used by financing activities was $2,593, due to distributions to members.

Contractual Obligations and Commitments

The following table summarizes our contractual obligations and commitments as of December 31, 2020.

	Total	Less than 1 Year	1 – 3 Years	3 – 5 Years	More than 5 Years
Operating lease commitments	$4,580	$1,449	$1,713	$987	$431
Term loan	110,000	1,100	2,200	2,200	104,500

Total	$114,580	$2,549	$3,913	$3,187	$104,931

The contractual obligations and commitments in the table above are associated with agreements that are enforceable and legally binding.

Critical Accounting Policies and Estimates

Our significant accounting policies are summarized in Note B in our audited combined financial statements for the year ended December 31, 2020. For the critical accounting estimates used in preparing our combined financial statements, we make assumptions and judgments that can have a significant impact on revenue, cost and expenses, and other expense (income), net, in our combined statements of operations and income, as well as, on the value of certain assets and liabilities on our combined balance sheets. We base our assumptions, judgments and estimates on historical experience and various other factors that we believe are reasonable under the circumstances. Actual results could differ materially from these estimates under different assumptions or conditions.

In accordance with the Company’s policies, we regularly evaluate estimates, assumptions, and judgments; our estimates, assumptions, and judgments are based on historical experience and on factors we believe are reasonable under the circumstances. The results involve judgments about the carrying values of assets and liabilities not readily apparent from other sources. If our assumptions or conditions change, the actual results the Company reports may differ from these estimates. We believe the following critical accounting policies affect the more significant estimates, assumptions, and judgments we use to prepare our combined financial statements.

Emerging Growth Company

Section 102(b)(1) of the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that an emerging growth company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard.

This may make comparison of the Company’s financial statements with another public company that is neither an emerging growth company nor an emerging growth company that has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Business Combinations, Goodwill and Intangible Assets

Under the acquisition method of accounting, the Company recognizes tangible and identifiable intangible assets acquired and liabilities assumed based on their estimated fair values at acquisition date. The accounting for business combinations requires us to make significant estimates and assumptions, especially with respect to goodwill and intangible assets.

Goodwill

The Company allocates the fair value of purchase consideration in a business combination to tangible assets acquired, liabilities assumed and intangible assets acquired based on their estimated fair values. The excess of the fair value of purchase consideration over the fair values of these identifiable assets and liabilities is allocated to goodwill. The allocation of the purchase consideration requires management to make significant estimates and assumptions, especially with respect to intangible assets. These estimates can include, but are not limited to, future expected cash flows from acquired customers and acquired technology from a market participant perspective, useful lives and discount rates. Management’s estimates of fair value are based upon assumptions believed to be reasonable but which are inherently uncertain and unpredictable, and, as a result, actual results may differ from estimates. During the measurement period, which is up to one year from the acquisition date, we may record adjustments to the assets acquired and liabilities assumed with the corresponding offset to goodwill. Upon the conclusion of the measurement period, any subsequent adjustments are recorded to earnings.

We assess goodwill for impairment at least annually, as of the October 1, and whenever events or changes in circumstances indicate that the carrying value of the asset may not be recoverable. For the purposes of impairment testing, we have determined that we have two reporting units. Our test of goodwill impairment starts with a qualitative assessment to determine whether it is necessary to perform a quantitative goodwill impairment test. If qualitative factors indicate that the fair value of the reporting unit is more likely than not less than its carrying amount, then a quantitative goodwill impairment test is performed. We performed a qualitative assessment at the end of 2020 and based on our qualitative assessment, a quantitative assessment was not required, and no goodwill impairment was recognized for the year ended December 31, 2020.

The discounted cash flow approach requires management to make certain assumptions based upon information available at the time the valuations are performed. Actual results could differ from these assumptions. We believe the assumptions used are reflective of what a market participant would have used in calculating fair value considering current economic conditions.

Additional risks for goodwill across all reporting units include, but are not limited to:

•	Our failure to reach our internal forecasts could impact our ability to achieve our forecasted levels of cash flows and reduce the estimated discounted value of our reporting units;

•	adverse technological events that could impact our performance;

•	volatility in equity and debt markets resulting in higher discount rates; and

•	significant adverse changes in the regulatory environment or markets in which we operate.

It is not possible at this time to determine if an impairment charge would result from these factors. We will continue to monitor our goodwill for potential impairment indicators in future periods.

Intangible assets

Identifiable finite-lived intangible assets, including technology and customer relationships, have been acquired through the Company’s various business combinations. The fair value of the acquired technology and customer relationships has been estimated using various underlying judgments, assumptions, and estimates. Potential changes in the underlying judgments, assumptions, and estimates used in our valuations of acquired intangible assets could result in different estimates of the future fair values. A potential increase in discount rates, a reduction in projected cash flows or a combination of the two could lead to a reduction in estimated fair values, which may result in impairment charges that could materially affect our financial statements in any given year. The approaches used for determining the fair value of finite-lived technology and customer relationships acquired depends on the circumstances; the Company has used the income approach (within the income approach, various methods are available such as multi-period excess earnings, with and without, incremental and relief from royalty methods). Within each income approach method, a tax amortization benefit is included, which represents the tax benefit resulting from the amortization of that intangible asset depending on the tax jurisdiction where the intangible asset is held.

Finite-lived intangible assets are reported at cost, net of accumulated amortization, and are amortized on a straight-line basis over their estimated useful lives. Significant judgment is also required in assigning the respective useful lives of intangible assets. Our assessment of intangible assets that have a finite life is based on a number of factors including the competitive environment, market share, brand history, underlying product life cycles, attrition rate, operating plans, cash flows (i.e., economic life based on the discounted and undiscounted cash flows), future usage of intangible assets and the macroeconomic environment.

We evaluate the recoverability of our intangible assets for possible impairment whenever events or circumstances indicate that the carrying amount of such assets may not be recoverable. Recoverability of these assets is measured by a comparison of the carrying amounts to the future undiscounted cash flows the intangible assets are expected to generate. If such review indicates that the carrying amount of our intangible assets is not recoverable, the carrying amount of such assets is reduced to fair value.

Revenue Recognition

The recognition and measurement of revenue requires the use of judgments and estimates. Specifically, judgment is used in interpreting complex arrangements with nonstandard terms and conditions and determining when all criteria for revenue recognition have been met. The Company’s revenues are derived from the sale of artificial intelligence (AI), machine learning (ML), and technical consulting solutions and services.

The Company engages in long-term contracts for production and service activities and recognizes revenue for performance obligations over time. For most arrangements, revenue is recognized over time (versus point in time recognition), due to the fact that the Company’s performance creates an asset with no alternative use to the Company and the Company has an enforceable right to payment for performance completed to date. The Company considers the nature of these contracts and the types of products and services provided when determining the proper accounting for a particular contract. The Company performs under various types of contracts, which generally include firm-fixed-price (“FFP”) and time-and-materials (“T&M”) contracts.

The Company assesses each contract at its inception to determine whether it should be combined with other contracts. When making this determination, the Company considers factors such as whether two or more contracts were negotiated and executed at or near the same time or were negotiated with an overall profit objective. If combined, the Company treats the combined contracts as a single contract for revenue recognition purposes.

The Company evaluates the products or services promised in each contract at inception to determine whether the contract should be accounted for as having one or more performance obligations. Significant judgment is required in determining performance obligations, and these decisions could change the amount of revenue and profit recorded in a given period.

The Company determines the transaction price for each contract based on the consideration the Company expects to receive for the products or services being provided under the contract. For contracts where a portion of the price may vary, the Company estimates variable consideration at the most likely amount, which is included in the transaction price to the extent it is probable that a significant reversal of cumulative revenue recognized will not occur. The Company analyzes the risk of a significant revenue reversal and if necessary constrains the amount of variable consideration recognized in order to mitigate this risk.

At the inception of a contract, the Company estimates the transaction price based on its current rights and does not contemplate future modifications (including unexercised options) or follow-on contracts until they become legally enforceable. Contracts are often subsequently modified to include changes in specifications, requirements or price, which may create new or change existing enforceable rights and obligations. Depending on the nature of the modification, the Company considers whether to account for the modification as an adjustment to the existing contract or as a separate contract. Our contracts with the U.S. Government often contain options to renew existing contracts for an additional period of time (generally a year at a time) under the same terms and conditions as the original contract, and generally do not provide the customer any material rights under the contract. Therefore, such modifications are accounted for as if they were part of the existing contract and recognized as a cumulative adjustment to revenue. We account for renewal options as separate contracts when they include distinct goods or services at standalone selling prices.

For contracts with multiple performance obligations, the Company allocates the transaction price to each performance obligation based on the estimated standalone selling price of the product or service underlying each performance obligation. In circumstances where the standalone selling price is not directly observable, we estimate the standalone selling price using the expected cost-plus margin approach.

The Company recognizes revenue as performance obligations are satisfied and the customer obtains control of the products and services. In determining when performance obligations are satisfied, the Company considers factors such as contract terms, payment terms and whether there is an alternative future use of the product or service. Substantially all of the Company’s revenue is recognized over time as the Company performs under the contract because control of the work in process transfers continuously to the customer.

For performance obligations to deliver products with continuous transfer of control to the customer, revenue is recognized based on the extent of progress towards completion of the performance obligation, generally using the percentage-of-completion cost-to-cost measure of progress for our contracts because it best depicts the transfer of control to the customer as we incur costs on our contracts. Under the percentage-of-completion cost-to-cost measure of progress, the extent of progress towards completion is measured based on the ratio of costs incurred to date to the total estimated costs to complete the performance obligation(s).

Our cost estimation process is based on the professional knowledge of our professionals and draws on their significant experience and judgment. Accounting for long-term contracts requires significant judgment relative to estimating total contract revenues and costs, in particular, assumptions relative to the amount of time to complete the contract, including the assessment of the nature and complexity of the work to be performed. The Company’s estimates are based upon the professional knowledge and experience of its personnel, who review each long-term contract to assess the contract’s schedule, performance, technical matters and estimated cost at completion. Changes in estimates are applied retrospectively for contracts executed after the date of acquisition and are applied via the Accounting Standards Codification (“ASC”) 805, Business Combinations (“ASC 805”) reset method described above for contracts existing at the date of acquisition. When adjustments in estimated contract costs are identified, such revisions may result in current period adjustments to earnings applicable to performance in prior periods.

Impairment of Long-Lived Assets

The Company evaluates the recoverability of the carrying value of long-lived assets whenever events or circumstances indicate the carrying amount may not be recoverable. If a long-lived asset is tested for recoverability and the undiscounted estimated future cash flows to which the asset relates is less than the carrying amount of the asset, the asset cost is adjusted to fair value and an impairment loss is recognized as the amount by which the carrying amount of a long-lived asset exceeds its fair value. No such impairment charges were recognized during the periods presented.

Using a discounted cash flow method involves significant judgment and requires the Company to make significant estimates and assumptions, including long-term projections of cash flows, market conditions and appropriate discount rates. Judgments are based on historical experience, current market trends, consultations with external valuation specialists and other information. If facts and circumstances change, the use of different estimates and assumptions could result in a materially different outcome. The Company generally develops these forecasts based on recent sales data, projections based on existing backlog, acquisitions, and estimated future growth of the market in which it operates.

Income Taxes

Significant judgments are required in order to determine the realizability of tax assets. In assessing the need for a valuation allowance, we evaluate all significant available positive and negative evidence, including historical operating results, estimates of future sources of taxable income, carry-forward periods available, the existence of prudent and feasible tax planning strategies and other relevant factors. The Company recognizes a tax benefit only if it is more likely than not the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such positions are then measured based on the largest benefit that has a greater than 50% likelihood of being realized upon settlement. The Company recognizes interest and penalties related to uncertain tax positions in its provision (benefit) for income taxes.

Equity-Based Compensation

Successor

Class A Units granted to board of directors

Certain members of the board of directors of the Company have elected to receive their compensation for their services as a board member in stock, Class A units of the Parent Company. The number of units granted or to be granted by the Parent Company are determined by dividing the compensation payable for the quarter by the fair value of the Class A units at the end of each respective quarter. During the three months ended March 31, 2021, the Successor paid or accrued $50 as compensation for the members of the board of directors, including aggregate fair value of $25 of Parent’s Class A Units, which is reflected in the selling, general and administrative expenses on the condensed consolidated statement of operations.

Class B Unit Incentive Plan

In February 2021, the Company’s Parent adopted a written compensatory benefit plan (the “Class B Unit Incentive Plan”) to provide incentives to present and future directors, managers, officers, employees, consultants, advisors, and/or other service providers of the Company’s Parent or its Subsidiaries in the form of the Parent’s Class B Units (“Incentive Units”). Incentive Units have a participation threshold of $1.00 and are divided into three tranches (“Tranche I,” “Tranche II,” and “Tranche III”). Tranche I Incentive Units are subject to performance-based, service-based, and market-based conditions.

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The performance condition relates to the sale of the Parent or a transaction involving the Parent in which the Parent or any of its subsidiaries acquires Securities of a SPAC (“Exit Sale”) for Tranche I, Tranche II, and Tranche III

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The service condition relates to the five-year required service period of the grantee for Tranche I and continued employment of the grantee through the performance condition achievement date for Tranche II and Tranche III

•	The market-based condition relates to a target internal rate of return, as defined in the Class B Unit Incentive Plan, required as of or prior to the Exit Sale event for Tranche II and Tranche III

Equity-based compensation for awards with performance conditions is based on the probable outcome of the related performance condition. The vesting for each tranche of the Incentive Units is contingent on the occurrence of an Exit Sale. As such events are not considered probable until they occur, recognition of equity-based compensation for the Incentive Units is deferred until the Exit Sale occurs. Once the event occurs, unrecognized compensation cost associated with the performance-vesting Incentive Units (based on their grant date fair value) will be recognized based on the portion of the requisite service period that has been rendered.

The grant date fair value of the Incentive Units was $5.19 per unit. No equity-based compensation expense was recognized for the Successor 1Q21 period. As of March 31, 2021 (Successor), there was approximately $49.3 million of unrecognized compensation costs related to the Class B Incentive Units.

Predecessor

On June 11, 2019, the Predecessor granted 100 Class B Incentive Units to a Member in consideration for the Member’s services to the Predecessor, subject to terms and conditions stated in the profits interest grant agreement. The Class B Incentive Units granted upon full vesting represented, 10% percent interest in the Predecessor. The Class B Incentive Units were non-voting profits interest which were subject to vesting and restrictions. According to the vesting schedule, 10 Units vested on June 11, 2019 and 90 Units would vest on January 1, 2024. The Class B Incentive Units shall have the same voting rights as the Class A Members beginning on January 1, 2024.

The Class B Incentive Units granted only had a service condition, and equity-based compensation for the Class B Incentive Units was recognized on a straight-line basis over the requisite service period. The fair value of the awards for which equity-based compensation cost was recognized was estimated using the Black-Scholes options pricing model, which uses assumptions such as a risk-free interest rates, discount rates and volatility rates. The historical volatility used in the determination of the fair value of the Class B Incentive Units was based on analysis of the historical volatility of guideline public companies and factors specific to the Predecessor.

Recent Accounting Pronouncements

See Note B—Summary of Significant Accounting Policies of the interim condensed combined financial statements for a discussion of recently issued accounting pronouncements.

MANAGEMENT AFTER THE BUSINESS COMBINATION

Management and Board of Directors

Upon the consummation of the Business Combination, the business and affairs of the post-combination company will be managed by or under the direction of the Board of Directors of the post-combination company. The directors and executive officers of the post-combination company upon consummation of the Business Combination will include the following.

Name	Age	Position
Dr. Reginald Brothers	61	Director, Chief Executive Officer
Sean Battle	52	Director, Chief Strategy Officer
Joshua Kinley	47	Chief Financial Officer
Brian Frutchey	43	Chief Technology Officer
Dr. Avi Katz	63	Director
Dr. Raluca Dinu	47	Director
Dorothy D. Hayes	70	Director
Raanan I. Horowitz	60	Director

Information about Anticipated Executive Officers and Directors Upon the Closing of the Business Combination

See section above for biographies of non-director anticipated officers upon closing of the Business Combination.

Upon the Closing of the Business Combination, the Company will increase the size of our Board from five directors to 11 directors. The Board of Directors of the post-combination company will be comprised of Dr. Avi Katz, Dr. Raluca Dinu, Dorothy D. Hayes, Raanan I. Horowitz, Dr. Reginald Brothers, Sean Battle and [                ].

Dr. Avi Katz. Upon the consummation of the Business Combination, Dr. Katz will serve as a member of the New BigBear Board. Dr. Katz co-founded GigCapital4, together with Dr. Raluca Dinu, who is also GigCapital4’s Chief Executive Officer, President and Secretary, and has served as the Executive Chairman of the GigCapital4 Board of Directors since its inception in December 2020. Dr. Katz also holds 45% membership interest in the managing company of the Sponsor and has served as a managing member of such managing company since its inception. Dr. Katz has spent approximately 33 years in international executive positions within the technology, media and telecommunications (TMT) industry working for privately held start-ups, middle-cap companies and large enterprises. In these roles, Dr. Katz has been instrumental in launching and accelerating entities, building teams, large scale fund-raising, developing key alliances and technology partnerships, M&A activities, business development, financial management, global operations and sales and marketing. In October 2017, Dr. Katz founded GigCapital Global’s first SPAC, GigCapital1, Inc. (“GIG1”), a Private-to-Public Equity (PPE) company formed for the purpose of acquiring a company in the technology industry. GIG1 completed its initial public offering in December 2017, in which it sold 14,375,000 units at price of $10.00 per unit, with each unit consisting of one share of GIG1 common stock, three-fourths (3/4) of one warrant to purchase one share of GIG1 common stock and one right to receive one-tenth (1/10) of one share of GIG1 common stock, generating aggregate proceeds of $143,750,000, and, at that time, was listed on the NYSE under the symbol “GIG.” On February 22, 2019, after intensive screening of more than 400 companies worldwide, GIG1 entered into a stock purchase agreement to acquire Kaleyra at a transaction enterprise value of $187 million with combined cash and/or promissory note consideration of $15 million. Kaleyra is a global company specialized in providing mobile messaging services for financial institutions and companies of all sizes. The transaction closed on November 25, 2019, and GIG1 was renamed Kaleyra, Inc. and listed on the NYSE American stock exchange under the symbol “KLR.” Dr. Katz has served as the Executive Chairman of Kaleyra, Inc. since the consummation of the transaction in November 2019. Prior to that time, in addition to being the Executive Chairman, he was also the

Chief Executive Officer and Secretary of GIG1. In March 2019, Dr. Katz founded GigCapital2, Inc. (“GIG2”), a Private-to-Public Equity (PPE) company formed for the purpose of acquiring a company in the technology industry. GIG2 completed its initial public offering in June 2019, in which it sold 17,250,000 units at a per unit price of $10.00, with each unit consisting of one share of GIG2 common stock, one warrant to purchase one share of GIG2 common stock, and one right to receive one-twentieth (1/20) of one share of GIG2 common stock, generating aggregate proceeds of $172,500,000, and, at that time, GIG2 was listed on the NYSE under the symbol “GIX.” On November 23, 2020, GIG2 announced that it had entered into business combination agreements with each of UpHealth Holdings, Inc. and Cloudbreak Health, LLC. The deal combined UpHealth’s patient care management, telemedicine and digital pharmacy services with Cloudbreak’s video consultation platform for doctors and patients. The business combination closed on June 9, 2021, and GIG2 was renamed UpHealth, Inc. and continued to be listed on the NYSE under the new ticker symbol “UPH.” Dr. Katz served as the President and Chief Executive Officer of GIG2 from March 2019 until August 2019 when Dr. Dinu was appointed to serve as GIG2’s President and Chief Executive Officer. Since the inception of GIG2 until the closing of its business combination in June 2021, Dr. Katz has served as its Executive Chairman and Secretary and, following the closing of the business combination, he serves as Co-Chairman of the Board of Directors of UpHealth, Inc. In February 2020, Dr. Katz and Dr. Dinu co-founded GigCapital3, Inc. (“GIG3”), a Private-to-Public Equity (PPE) company formed for the purpose of acquiring a company in the TMT industry. GIG3 completed its initial public offering in May 2020, in which it sold 20,000,000 units at a per unit price of $10.00, with each unit consisting of one share of GIG3 common stock and three-fourths (3/4) of one warrant to purchase one share of GIG3 common stock, generating aggregate proceeds of $200,000,000, and, at that time, GIG3 was listed on the NYSE under the symbol “GIK.” On December 10, 2020, GIG3 announced that it had entered into a business combination agreement with Lightning Systems, Inc., a company that designs and manufactures all-electric powertrains for medium- and heavy-duty vehicles, which does business as Lightning eMotors, and the combined company will retain such name. The business combination closed on May 6, 2021, and GIG3 was renamed Lightning eMotors, Inc. and continues to be listed on the NYSE under the new ticker symbol “ZEV.” From the inception of GIG3 until the closing of its business combination in May 2021, Dr. Katz served as the Chief Executive Officer, Executive Chairman and Secretary of GIG3. Following the business combination, Dr. Katz serves as the Co-Chairman of the Board of Directors of Lightning eMotors, Inc. In February 2021, Dr. Katz and Dr. Dinu co-founded GigInternational1, Inc. (“GigInternational1”), a Private-to-Public Equity (PPE) company focused on acquiring a company in the TMT, aerospace and defense, mobility, and semiconductor industries. GigInternational1 completed its initial public offering in May 2021, in which it sold 20,000,000 units at a per unit price of $10.00, which each unit consisting of one share of GigInternational1 common stock, and one-half (1/2) of one warrant to purchase one share of GigInternational1 common stock, generating gross proceeds to the Company of $200,000,000. Dr. Katz has served as the Executive Chairman of GigInternational1 since its inception, Dr. Katz is also the sole managing member of GigFounders, LLC and a managing member of GigManagement, LLC. He is also the co-founder of Cognizer, a software company specializing in deep-learning powered natural language artificial intelligence, and was the Executive Chairman of Cognizer’s board of directors from its inception in December 2018 until August 2020. Prior to GIG1, GIG2 and GIG3, Dr. Katz dedicated 10 years to incept and bootstrap, develop and manage GigPeak (NYSE American: formerly GIG), originally known as GigOptix, Inc. He served as Chairman of the Board, Chief Executive Officer and President of GigOptix / GigPeak. From its inception in 2007 until its sale in April 2017 to IDT for $250 million in cash, GigPeak provided semiconductor integrated circuits (ICs) and software solutions for high-speed connectivity and video compression. While Dr. Katz was at GigPeak’s helm, the company completed 10 M&A deals. From 2003 to 2005, Dr. Katz was the chief executive officer, president, and member of the board of directors of Intransa, Inc., which at the time provided full-featured, enterprise-class IP-based Storage Area Networks (SAN). From 2000 to 2003, Dr. Katz was the chief executive officer and a member of the board of directors of Equator Technologies, which at the time sought to commercialize leading edge programmable media processing platform technology for the rapid design and deployment of digital media and imaging products. Dr. Katz has held several leadership positions over the span of his career within the technology industry since serving as member of Technical Staff at AT&T Bell Laboratories in the 1980s, and has made numerous angel investments in high-tech companies around the world. Dr. Katz is a graduate of the 1976 class of the Israeli Naval Academy, graduate of the 1979 USA Navy ASW class, and holds a B.Sc. and Ph.D. in

Semiconductors Materials from the Technion (Israel Institute of Technology). He is a serial entrepreneur, holds many U.S. and international patents, has published many technical papers and is the editor of a number of technical books. Dr. Katz is married to Dr. Dinu, GigCapital4’s President, Chief Executive Officer, Secretary and one of its directors.

The Company believes that Dr. Katz is qualified to serve on the Board of Directors based on his business experience as a founder, inventor, chief executive officer and director of a publicly-listed company and his investing experience.

Dr. Raluca Dinu. Upon the consummation of the Business Combination, Dr. Dinu will serve as a member of the New BigBear Board. Dr. Dinu co-founded the Company with Dr. Avi Katz, who is GigCapital4’s Executive Chairman, and has served as a member of the Board of Directors, President, Chief Executive Officer and Secretary of the Company since its inception in December 2020. Dr. Dinu has spent approximately 20 years in international executive positions within the TMT industry working for privately held start-ups, middle-cap companies and large enterprises. In these roles, Dr. Dinu has been instrumental in launching and accelerating entities, building teams, large scale fund-raising, developing key alliances and technology partnerships, M&A activities, business development, financial management, global operations and sales and marketing. Dr. Dinu also holds 45% membership interest in the managing company of our Sponsor and has served as a managing member of such managing company since its inception. She served as the President and Chief Executive Officer of GIG2 from August 2019 until the closing of its business combination with UpHealth Holdings, Inc. and Cloudbreak Health, LLC in June 2021 and as a member of the board of directors of GIG2 (now UpHealth, Inc.) since March 2019. She has served on the board of directors of GIG3 (now Lightning eMotors, Inc.) since February 2020. Dr. Dinu has served as the Chief Executive Officer, President and Secretary of GigInternational1 as well as a member of its board of directors since its inception in February 2021. From April 2017 to May 2019, Dr. Dinu was the vice president and general manager of IDT’s Optical Interconnects Division. Prior to that, she held several executive-level positions at GigPeak, including executive vice president and chief operation officer from April 2016 until it was acquired by IDT in April 2017, and before that, as its executive vice president of Global Sales and Marketing from August 2015 to April 2016, and as its senior vice president of Global Sales and Marketing from December 2014 to August 2015. From February 2014 to September 2017, Dr. Dinu was a member of the board of directors of Brazil-Photonics, in Campinas, Brazil, a joint venture that GigPeak established with the Centro de Pesquisa e Desenvolvimento em Telecomunicações (CPqD). From 2001 to 2008, Dr. Dinu was vice president of engineering at Lumera Corporation (“Lumera”) (Nasdaq: LMRA). Lumera was acquired by GigPeak in 2008, and Dr. Dinu joined GigPeak at that time. Dr. Dinu holds a B.Sc. in Physics and Ph.D. in Solid State Condensed Matter Physics from the University of Bucharest, and an Executive-M.B.A. from Stanford University. Dr. Dinu is married to Dr. Katz, GigCapital4’s Executive Chairman of the Board of Directors.

The Company believes that Dr. Dinu is qualified to serve on the Board of Directors based on her business experience as a board member of a publicly-listed company and her investing experience.

Dorothy D. Hayes. Upon the consummation of the Business Combination, Ms. Hayes will serve as a member of the New BigBear Board. Ms. Hayes joined our Board of Directors as a director in December 2020. Ms. Hayes has served on the board of directors of GigInternational1 since its inception in February 2021. She was appointed as a director of Intevac, Inc. in June 2019, where she currently serves as the Chairwoman of the Audit Committee of Intevac, Inc. From 2003 until her retirement in 2008, Ms. Hayes served as Corporate Controller and Chief Accounting Officer and later as Chief Audit Executive at Intuit, a business and financial software company. From 1999 until 2003, Ms. Hayes served as Vice President, Corporate Controller and Chief Accounting Officer of Agilent Technologies, a public research, development and manufacturing company. From 1989 until 1999, Ms. Hayes served as Assistant Corporate Controller, financial executive of the Measurement Systems Organization and Chief Audit Executive of Hewlett Packard, a multinational information technology company. From 1980 until 1989, Ms. Hayes served in various management functions including Vice President, Corporate Controller of Apollo Computer, a computer hardware and software company. Ms. Hayes currently serves as nonexecutive Chairwoman of the Board of Directors at First Tech Federal Credit Union, a cooperative financial institution. She previously chaired the Audit Committee of the Vantagepoint Funds, a captive mutual fund series of ICMA Retirement Corporation, and the Audit Committee for Range Fuels, a privately held biofuels company. Ms. Hayes currently serves as a board member or trustee of various non-profit and philanthropic organizations including: Encore.org, Center for Excellence in Nonprofits and the Computer History Museum. Ms. Hayes holds an MS in Finance from Bentley University (1987), and received both a MS in Business Administration (1976) and a BA in Elementary Education (1972) from the University of Massachusetts, Amherst. She maintains the NACD Board Leadership Fellow credential and has been a several-time attendee at Stanford Directors College. She participates actively in Women Corporate Directors (WCD), the National Association of Corporate Directors (NACD), Financial Executives International (FEI), and the Athena Alliance. She is a Senior Fellow of the American Leadership Forum—Silicon Valley, was a recipient of the YWCA TWIN award (1986) and was named to AGENDA Magazine’s Diversity 100—Top Diverse Board Candidates (2010).

The Company believes that Ms. Hayes is qualified to serve on the Board of Directors based on her business experience and her financial expertise.

Raanan I. Horowitz. Upon the consummation of the Business Combination, Mr. Horowitz will serve as a member of the New BigBear Board. Mr. Horowitz has served on the board of directors of GigInternational1 as an independent director since March 2021. Mr. Horowitz is the President, Chief Executive Officer, and a member of the board of directors of Elbit Systems of America, LLC, a leading provider of high-performance products and systems solutions for the defense, homeland security, commercial aviation, and medical instrumentation markets. He was appointed to such positions in 2007. Elbit Systems of America, LLC is a wholly-owned subsidiary of Elbit Systems Ltd., a global source of innovative, technology-based systems for diverse defense and commercial applications with more than 18,000 employees in 15 countries. Prior to being appointed to lead Elbit Systems of America, LLC, Mr. Horowitz served as the Executive Vice President and General Manager of EFW, Inc., a subsidiary of Elbit Systems of America, from 2003 to 2007. In 2014, 2015 and 2018, The Ethisphere Institute named Elbit Systems of America one of the “World’s Most Ethical Companies.” In addition, Mr. Horowitz is active in the A&D industry, serving on the Board of Governors of the Aerospace Industries Association since 2008, the board of directors for the National Defense Industrial Association since 2015, as a member of Business Executives for National Security since 2014, and as a member of the Wall Street Journal CEO Council since 2018. Previously, he served on the National Board of Directors for one of the nation’s largest volunteer health organizations, the Leukemia & Lymphoma Society, from 2009 to 2018. Mr. Horowitz earned a Master of Business Administration degree from the Seidman School of Business (1993) at Grand Valley State University in Allendale, Michigan. He was also awarded a Master of Science degree in Electrical Engineering (1991) and a Bachelor of Science degree in Mechanical Engineering (1981) from Tel-Aviv University in Israel.

The Company believes that Mr. Horowitz is qualified to serve on the Board of Directors based on his business experience, particularly working in executive positions for technology companies providing services for the defense and homeland security industries.

Dr. Reginald Brothers. Upon the consummation of the Business Combination, Dr. Brothers will serve as a member of the New BigBear Board. Dr. Brothers was the Chief Executive Officer at BigBear. Prior to that role, Dr. Brothers was the Chief Executive Officer at NuWave Solutions. He has also served as the Chief Technology Officer of Peraton and a principal with The Chertoff Group. From 2014 to 2017, he served as Under Secretary for Science and Technology at the U.S. Department of Homeland Security (DHS), where he was responsible for a science and technology portfolio that included basic and applied research, development, demonstration, testing, and evaluation with the purpose of helping DHS operational elements and the nation’s first responders achieve their mission objectives. From 2011 to 2014, Dr. Brothers served as Deputy Assistant Secretary of Defense for Research at the Department of Defense. In this position, he was responsible for policy and oversight of the Department’s science and technology programs and laboratories. Dr. Brothers has also held senior roles at the Defense Advanced Research Projects Agency, BAE Systems, Draper Laboratory, and MIT Lincoln Laboratory.

Dr. Brothers received a B.S. in Electrical Engineering from Tufts University, an M.S. in Electrical Engineering from Southern Methodist University, and a Ph.D. in Electrical Engineering and Computer Science from the Massachusetts Institute of Technology.

The Company believes that Dr. Brothers is qualified to serve on the Board of Directors based on his business experience, particularly working in executive positions for technology companies and various departments within the U.S. government providing services for the defense and homeland security industries.

Sean Battle. Upon the consummation of the Business Combination, Mr. Battle will serve as a member of the New BigBear Board. Mr. Battle has over 30 years of distinguished experience in the Intelligence Community (IC) and the Department of Defense. He began his career as a Signals Analyst in the US Air Force. Before co-founding PCI Strategic Management, LLC (PCI), Mr. Battle served as a Civilian Executive with the National Security Agency, where he was responsible for the End User Computing Portfolio for the Agency. He was responsible for developing and executing a technology modernization plan for all Agency employees in this role. As the former Vice-Chairman and Chief Strategy Officer of BigBear, Mr. Battle was responsible for facilitating mergers and acquisitions, strategic partnerships, and licensing opportunities consistent with enterprise strategy, goals, and objectives. Mr. Battle assumed his current role in 2021 upon the merger of NuWave Solutions and PCI. Previously, he was Co-Founder and CEO of PCI. As the Chief Executive Officer of PCI, Mr. Battle leveraged his extensive management and leadership experience to develop and execute PCI’s strategic plans, contract management, and business development. Under Mr. Battle’s leadership, PCI won 4 Prime contracts, expanded to 14 states, and has repeatedly been recognized as one of the best places to work both in the Mid-Atlantic and nationally. In a very competitive market, Mr. Battle’s strategic planning and leadership were crucial in guiding PCI from its infancy as a small business to a major player in the full and open marketplace.

Mr. Battle holds a J.D. from the University of Maryland, Baltimore, School of Law, and a B.S. in Business Administration from Hawaii Pacific University. Mr. Battle has been a member of the Maryland Bar for 16 years and is active in the Armed Forces Communication Electronics Association (AFCEA) and the Fort Meade Alliance (FMA).

The Company believes that Mr. Battle is qualified to serve on the Board of Directors because of his extensive technology and data analytics experience, particularly working with various defense and intelligence agencies within the U.S. government.

Classified Board of Directors

In accordance with our current amended and restated certificate of incorporation, our Board is not classified as all directors are elected to one-year terms on an annual basis.

As discussed above, in connection with the Business Combination, our Board will be reconstituted and initially be comprised of 11 members, who will be voted upon by the stockholders at the Special Meeting. Our Board believes it is in the best interests of the Company for the Board to be classified into three classes, each comprising as nearly as possible one-third of the directors to serve three-year terms. If Proposal No. 3 is approved at the Special Meeting, each Class I director, consisting of [    ], will have a term that expires at the post-combination company’s annual meeting of stockholders in 2022, each Class II director, consisting of [    ], will have a term that expires at the post-combination company’s annual meeting of stockholders in 2023, and each Class III director, consisting of [    ], will have a term that expires at the post-combination company’s annual meeting of stockholders in 2024, or in each case until their respective successors are duly elected and qualified, or until their earlier resignation, removal or death.

Status as a Controlled Company

After the completion of the Business Combination, Ultimate will possess the ability to vote a majority of New BigBear’s outstanding Common Stock. As a result, New BigBear will be a “controlled company” under the Nasdaq corporate governance requirements.

Under these rules, a company of which more than 50% of the voting power for the election of directors is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance requirements, including:

•	the requirement that a majority of board consist of independent directors;

•

the requirement that the controlled company have a nominating and corporate governance committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities; and

•

the requirement that the controlled company have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities.

Following the consummation of the Business Combination, New BigBear intends to utilize these exemptions. As a result, New BigBear may not have a majority of independent directors on the New BigBear Board, and the compensation committee and nominating and governance committee may not consist entirely of independent directors and the compensation committee and nominating and governance committee may not be subject to annual performance evaluations. Accordingly, you will not have the same protections afforded to stockholders of companies that are subject to all of Nasdaq’s corporate governance requirements.

Committees of the Board of Directors

The standing committees of our Board currently consist of an audit committee, a compensation committee and a nominating and corporate governance committee. Each of the committees will report to the New BigBear Board as they deem appropriate and as the New BigBear Board may request. The composition, duties and responsibilities of these committees are set forth below. The New BigBear Board may also convene additional committees as necessary and in accordance with the organizational documents of the post-combination company.

Audit Committee

The audit committee is responsible for, among other matters:

•

assisting the New BigBear Board in the oversight of (i) the accounting and financial reporting processes of the Company and the audits of the financial statements of Company, (ii) the preparation and integrity of the financial statements of the Company, (iii) the compliance by the Company with financial statement and regulatory requirements, (iv) the performance of the Company’s internal finance and accounting personnel and its independent registered public accounting firm, and (v) the qualifications and independence of the Company’s independent registered public accounting firm;

•

reviewing with each of the internal and independent registered public accounting firm the overall scope and plans for audits, including authority and organizational reporting lines and adequacy of staffing and compensation;

•

reviewing and discussing with management and internal auditors the Company’s system of internal control and discussing with the independent registered public accounting firm any significant matters regarding internal controls over financial reporting that have come to its attention during the conduct of its audit;

•

reviewing and discussing with management, internal auditors and independent registered public accounting firm the Company’s financial and critical accounting practices, and policies relating to risk assessment and management;

•

receiving and reviewing reports of the independent registered public accounting firm discussing (i) all critical accounting policies and practices to be used in the firm’s audit of the Company’s financial statements, (ii) all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent registered public accounting firm, and (iii) other material written communications between the independent registered public accounting firm and management, such as any management letter or schedule of unadjusted differences;

•

reviewing and discussing with management and the independent registered public accounting firm the annual and quarterly financial statements and section entitled “The Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” prior to the filing of the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q;

•

reviewing, or establishing, standards for the type of information and the type of presentation of such information to be included in, earnings press releases and earnings guidance provided to analysts and rating agencies;

•

discussing with management and the independent registered public accounting firm any changes in the Company’s critical accounting principles and the effects of alternative GAAP methods, off-balance sheet structures and regulatory and accounting initiatives;

•	reviewing material pending legal proceedings involving the Company and other contingent liabilities;

•

meeting periodically with the Chief Executive Officer, Chief Financial Officer, the senior internal auditing executive and the independent registered public accounting firm in separate executive sessions to discuss results of examinations;

•

reviewing and approving all transactions between the Company and related parties or affiliates of the officers of the Company requiring disclosure under Item 404 of Regulation S-K prior to the Company entering into such transactions;

•

establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees or contractors of concerns regarding questionable accounting or accounting matters;

•

reviewing periodically with the Company’s management, the independent registered public accounting firm and outside legal counsel (i) legal and regulatory matters which may have a material effect on the financial statements, and (ii) corporate compliance policies or codes of conduct, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding the Company’s financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities; and

•	establishing policies for the hiring of employees and former employees of the independent registered public accounting firm.

Upon consummation of the Business Combination, we anticipate our audit committee will consist of Dorothy D. Hayes, each of whom qualifies as an independent director according to the rules and regulations of the SEC and the corporate governance standards of Nasdaq with respect to audit committee membership. We anticipate that Dorothy D. Hayes will serve as chairman of the audit committee. Each member of the audit committee is financially literate and our Board has determined that Dorothy D. Hayes qualifies as an “audit committee financial expert” as defined in applicable SEC rules. Our Board has adopted a written charter for the audit committee, which will be available on our corporate website at [    ] upon the completion of the Business Combination. The information on our website is not part of this proxy statement.

Compensation Committee

The compensation committee is responsible for, among other matters:

•	reviewing the performance of the Chief Executive Officer and executive management;

•	assisting the New BigBear Board in developing and evaluating potential candidates for executive positions (including Chief Executive Officer);

•

reviewing and approving goals and objectives relevant to the Chief Executive Officer and other executive officer compensation, evaluating the Chief Executive Officer’s and other executive officers’ performance in light of these corporate goals and objectives, and setting Chief Executive Officer and other executive officer compensation levels consistent with its evaluation and the Company’s philosophy;

•	approving the salaries, bonus and other compensation for all executive officers;

•	reviewing and approving compensation packages for new corporate officers and termination packages for corporate officers as requested by management;

•	reviewing and discussing with the New BigBear Board and senior officers plans for officer development and corporate succession plans for the Chief Executive Officer and other senior officers;

•	reviewing and making recommendations concerning executive compensation policies and plans;

•	reviewing and recommending to the New BigBear Board the adoption of or changes to the compensation of the Company’s directors;

•	reviewing and approving the awards made under any executive officer bonus plan, and providing an appropriate report to the New BigBear Board;

•

reviewing and making recommendations concerning long-term incentive compensation plans, including the use of stock options and other equity-based plans, and, except as otherwise delegated by the Board, acting as the “Plan Administrator” for equity-based and employee benefit plans;

•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for the Company’s executive officers and employees;

•	reviewing periodic reports from management on matters relating to the Company’s personnel appointments and practices;

•	assisting management in complying with the Company’s proxy statement and annual report disclosure requirements;

•	issuing an annual Report of the Compensation Committee on Executive Compensation for the Company’s annual proxy statement in compliance with applicable SEC rules and regulations;

•	annually evaluating the Committee’s performance and the committee’s charter and recommending to the New BigBear Board any proposed changes to the charter or the committee; and

•

undertaking all further actions and discharging all further responsibilities imposed upon the committee from time to time by the Board, the federal securities laws or the rules and regulations of the SEC.

Upon consummation of the Business Combination, we anticipate our compensation committee will consist of [    ], with [    ] serving as chair of the compensation committee. Under Nasdaq listing standards, as a controlled company, New BigBear will not be required to have a compensation committee composed entirely of independent directors. While New BigBear intends to rely upon this exemption for controlled companies, we anticipate that the New BigBear Board will determine that [    ] is independent. We expect that the New BigBear Board will adopt a written charter for the compensation committee, which will be available on our corporate website at [    ] upon the completion of the Business Combination. The information on our website is not part of this proxy statement.

Nominating and Governance Committee

The compensation committee is responsible for, among other matters:

•	developing and recommending to the New BigBear Board the criteria for appointment as a director;

•	identifying, considering, recruiting and recommending candidates to fill new positions on the Board;

•	reviewing candidates recommended by stockholders;

•	conducting the appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates; and

•	recommending director nominees for approval by the New BigBear Board and election by the stockholders at the next annual meeting.

The nominating and governance committee has not established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Upon consummation of the Business Combination, we anticipate our nominating and governance committee will consist of [    ], with [    ] serving as chair of the nominating and governance committee. Under Nasdaq listing standards, as a controlled company, New BigBear will not be required to have a nominating and governance committee composed entirely of independent directors. While New BigBear intends to rely upon this exemption for controlled companies, we anticipate that the New BigBear Board will determine that [    ] us independent. We expect that the New BigBear will adopt a written charter for the nominating and governance committee, which will be available on our corporate website at [    ] upon the completion of the Business Combination. The information on our website is not part of this proxy statement.

Code of Ethics

We have adopted a Code of Ethics applicable to our management team and employees in accordance with applicable federal securities laws. We have previously filed copies of our Code of Ethics and the charter for each of our committees. You can review those documents, as well as our other publicly filed documents, by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K. See “Where You Can Find Additional Information.”

Communications with the Board of Directors

Following the completion of the Business Combination, interested parties wishing to communicate with the New BigBear Board or with an individual member or members of the New BigBear Board may do so by writing to the New BigBear Board or to the particular member or members of the New BigBear Board, and mailing the correspondence to [    ]. Each communication should set forth (i) the name and address of the stockholder as it appears in our register, and if the shares of our Common Stock are held by a nominee, the name and address of the beneficial owner of such shares, and (ii) the number of shares of our Common Stock that are owned of record by the record holder and beneficially by the beneficial owner.

Post-Combination Company Executive Compensation

The following disclosure concerns the compensation of individuals who will serve as the Company’s named executive officers and directors following the completion of the Business Combination.

Summary Compensation Table

The following table presents summary information regarding the total compensation paid to and earned by each of our Named Executive Officers for the fiscal year ending December 31, 2020.

Name and Principal Position	Year	Salary		Bonus		All Other Compensation(5)	Total
Dr. Reginald Brothers, Chief Executive Officer	2020	$159,231	(1)	$245,000		—	$404,231

Joshua Kinley, Chief Financial Officer	2020	$429,865	(2)	—	(4)	$56,824	$486,689

Sean Battle, Chief Strategy Officer	2020	$432,867	(3)	—	(4)	$48,410	$481,277
(1)

Dr. Brothers commenced employment on June 19, 2020 and, as such, the salary amount reported represents salary amounts actually paid to Dr. Brothers for the portion of the year during which he was employed.

(2)	Consists of $385,197 for services provided to PCI prior to its acquisition on October 23, 2020 and $44,688 for services provided to BigBear and its affiliates following such acquisition.
(3)	Consists of $385,877 for services provided to PCI prior to its acquisition on October 23, 2020 and $46,990 for services provided to BigBear and its affiliates following such acquisition.
(4)	Messrs. Kinley and Battle did not receive bonus payments in fiscal year 2020 due to their commencement of employment with BigBear, in each case, on October 23, 2020.
(5)	The amounts reported in the All Other Compensation column consist of the following:

Name	Company 401(k) Matching Contributions(a)	Term Life Insurance Premiums(b)	Long-Term Disability Premiums(b)	Dental, Vision and Medical Care Premiums(b)	Supplemental Accidental Death and Dismemberment Insurance Premiums(b)	Tax Return Preparation Services
Joshua Kinley	$17,100	$710	$7,856	$28,342	$750	$867
Sean Battle	$17,100	—	$4,171	$24,323	$750	$867

(a)	See below under “Additional Narrative Disclosure—Retirement Benefits” for additional information regarding 401(k) plan contributions.
(b)	Represents the Company portion of premiums for coverage under benefit plans available only to certain executives.

Compensation Philosophy and Objectives Following the Business Combination

Following the Closing of the Business Combination, the post-combination company intends to develop an executive compensation program that is consistent with BigBear’s existing compensation policies and philosophies, which are designed to align compensation with the post-combination company’s business objectives and the creation of stockholder value, while enabling the post-combination company to attract, motivate and retain individuals who contribute to the long-term success of the post-combination company.

Decisions on the executive compensation program will be made by the compensation committee of the Board, which will be established at the Closing of the Business Combination. The following discussion is based on the present expectations as to the executive compensation program to be adopted by the compensation committee. The executive compensation program actually adopted will depend on the judgment of the members of the compensation committee and may differ from that set forth in the following discussion.

The Company anticipates that decisions regarding executive compensation will reflect a belief that the executive compensation program must be competitive in order to attract and retain our executive officers. The Company anticipates that the compensation committee will seek to implement the compensation policies and philosophies by linking a significant portion of the post-combination company’s executive officers’ cash compensation to performance objectives and by providing a portion of their compensation as long-term incentive compensation in the form of equity awards.

The Company anticipates that compensation for the post-combination company’s executive officers will have three primary components: base salary, an annual cash incentive bonus and long-term equity-based incentive compensation.

Employment Agreements

It is expected that the post-combination company will enter into new employment agreements with the named executive officers identified under the subsection above entitled “Post-Combination Company Executive Compensation,” subject to the terms of any existing employment agreements or severance agreements with BigBear, and that these employment agreements will be reviewed annually by the compensation committee to the extent recommended upon advice and counsel of its advisors.

Annual Bonuses

The post-combination company intends to use annual cash incentive bonuses for the named executive officers to tie a portion of their compensation to financial and operational objectives achievable within the applicable fiscal year. The post-combination company expects that, near the beginning of each year, the compensation committee will select the performance targets, target amounts, target award opportunities and other term and conditions of annual cash bonuses for the named executive officers. Following the end of each year, it is expected that the compensation committee will determine the extent to which the performance targets were achieved and the amount of the award that is payable to the named executive officers. For 2022, it is expected that the post-combination company will establish an annual cash bonus plan that links the payment of cash bonus awards to the achievement of targeted financial performance goals. See “Proposal No. 5—The Equity Plans Proposal.”

Equity-Based Awards

If the Equity Plans Proposal is approved, the post-combination company intends to use equity-based awards to reward long-term performance of the named executive officers. The post-combination company believes that providing a meaningful portion of the total compensation package in the form of equity-based awards will align the incentives of its named executive officers with the interests of its stockholders and serve to motivate and retain the individual named executive officers. Any awards would be made in accordance with the executive compensation program discussed in the section entitled “Management After the Business Combination—Post-Combination Company Executive Compensation—Compensation Philosophy and Objectives Following the Business Combination”, including the recommendations of management relating thereto. See “Proposal No. 5—The Equity Plans Proposal.”

Other Compensation

The post-combination company expects to continue to maintain various employee benefit plans, including medical, dental, life insurance and 401(k) plans, in which the named executive officers will participate. The post-combination company also expects to continue to provide certain perquisites to its named executive officers, subject to the compensation committee’s ongoing review.

Deductibility of Executive Compensation

Section 162(m) of the Code denies a federal income tax deduction for certain compensation in excess of $1,000,000 per year paid to the chief executive officer, the chief financial officer, the three other most highly paid executive officers of a publicly traded corporation, and anyone previously subject to Section 162(m). The

Company expects the policy of the post-combination company will be to consider the tax impact of its compensation arrangements as one factor, among others, in evaluating and determining the structure, implementation, and amount of awards paid to its executive officers. However, to retain highly skilled executives and remain competitive with other employers, the compensation committee may authorize compensation that would not be deductible under Section 162(m) or otherwise if it determines that such compensation is in the best interests of the post-combination company and its stockholders, and maintaining tax deductibility will not be the sole consideration taken into account in determining what compensation arrangements are in our and our stockholders’ best interests. The right to grant compensation that is not deductible is expressly reserved, and the post-combination company may do so.

Director Compensation Following the Business Combination

Following the completion of the Business Combination, the post-combination company’s compensation committee will determine the annual compensation to be paid to the members of our Board.

DESCRIPTION OF SECURITIES

The following summary of the material terms of the post-combination company’s securities following the Business Combination is not intended to be a complete summary of the rights and preferences of such securities. The full text of the proposed Second Amended and Restated Certificate of Incorporation is attached as Annex B to this proxy statement. We urge you to read proposed Second Amended and Restated Certificate of Incorporation in its entirety for a complete description of the rights and preferences of the post-combination company’s securities following the Business Combination.

General

The proposed Second Amended and Restated Certificate of Incorporation authorizes the issuance of 500,000,000 shares of Common Stock, $0.0001 par value per share and 1,000,000 shares of preferred stock, par value $0.0001 per share. The outstanding shares of our Common Stock are, and the shares of Common Stock issuable (i) in connection with the Business Combination pursuant to the Merger Agreement and (ii) upon conversion of the Convertible Notes will be, duly authorized, validly issued, fully paid and non-assessable. As of the record date for the Special Meeting, there were 45,949,600 shares of Common Stock outstanding, held of record by approximately holders of Common Stock, no shares of preferred stock outstanding and 12,326,513 warrants outstanding held of record by approximately holders of warrants. Such numbers do not include DTC participants or beneficial owners holding shares through nominee names.

Common Stock

Common stockholders of record are entitled to one vote for each share held on all matters to be voted on by stockholders. Unless specified in the proposed Second Amended and Restated Certificate of Incorporation, or as required by applicable provisions of the DGCL or applicable stock exchange rules, the affirmative vote of a majority of our shares of Common Stock that are voted is required to approve any such matter voted on by our stockholders. Our stockholders are entitled to receive ratable dividends when, as and if declared by the Board out of funds legally available therefor.

Our Board is currently elected each year at our annual meeting of stockholders. If our stockholders approve the Second Amended and Restated Certificate of Incorporation at the Special Meeting, our Board will be divided into three classes, each of which will generally serve for a term of three years with only one class of directors being elected in each year. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares eligible to vote for the election of directors can elect all of the directors.

In the event of a liquidation, dissolution or winding up of the Company after the Business Combination, our stockholders are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision is made for each class of stock, if any, having preference over the Common Stock. Our stockholders have no preemptive or other subscription rights. There are no sinking fund provisions applicable to the Common Stock, except that we will provide our public stockholders with the opportunity to redeem their public shares for cash equal to their pro rata share of the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of taxes payable by us) upon the completion of the Business Combination, subject to the limitations described in this proxy statement.

Our stockholders have no conversion, preemptive or other subscription rights. Public stockholders who sell or convert their stock into their share of the Trust Account still have the right to exercise the warrants that they may hold.

Preferred Stock

There are no shares of preferred stock outstanding. Our proposed Second Amended and Restated Certificate of Incorporation authorizes the issuance of 1,000,000 shares of preferred stock with such designation, rights and preferences as may be determined from time to time by our Board. No shares of preferred stock are being issued or registered in connection with the Business Combination. Accordingly, our Board is empowered, without stockholder approval, to issue preferred stock with dividend, liquidation, conversion, voting or other rights which could adversely affect the voting power or other rights of the holders of Common Stock. However, the underwriting agreement for the Company’s IPO prohibits the Company, prior to the Business Combination, from issuing preferred stock which participates in any manner in the proceeds of the Trust Account, or which votes as a class with the Common Stock on the Business Combination. The Company is permitted under the terms of our current amended and restated certificate of incorporation to issue some or all of the preferred stock to effect the Business Combination, however, the Merger Agreement does not contemplate any such issuance of preferred stock. In addition, the preferred stock could be utilized as a method of discouraging, delaying or preventing a change in control of us. Although the Company does not currently intend to issue any shares of preferred stock, the Company cannot assure you that the Company will not do so in the future.

Warrants

There are 12,326,513 warrants outstanding, of which 11,959,980 are public warrants and 366,533 are Private Placement Warrants. Each warrant entitles the registered holder to purchase one share of Common Stock at a price of $11.50 per share, subject to adjustment as discussed below, at any time after the completion of the Business Combination. Only whole warrants are exercisable. The public warrants will expire at 5:00 p.m., New York City time, on the fifth anniversary of our completion of an initial business combination, or earlier upon redemption.

No public warrants will be exercisable for cash unless the Company has an effective and current registration statement covering the shares of Common Stock issuable upon exercise of the warrants and a current prospectus relating to such shares of Common Stock. Notwithstanding the foregoing, if a registration statement covering the issuance of the shares of Common Stock issuable upon exercise of the public warrants is not effective within 90 days from the closing of the Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company shall have failed to maintain an effective registration statement, exercise warrants on a cashless basis pursuant to an available exemption from registration under the Securities Act. If an exemption from registration is not available, holders will not be able to exercise their warrants on a cashless basis.

The Private Placement Warrants are identical to the public warrants except that such Private Placement Warrants will be exercisable for cash (even if a registration statement covering the issuance of the warrant shares issuable upon exercise of such warrants is not effective) or on a cashless basis, at the holder’s option, and will not be redeemable by us, in each case so long as they are still held by the Initial Stockholders or their affiliates.

Once the warrants become exercisable, the Company may redeem the outstanding warrants (excluding the Private Placement Warrants):

•	in whole and not in part;

•	at a price of $0.01 per warrant;

•	upon a minimum of 30 days’ prior written notice of redemption, which the Company refers to as the 30-day redemption period; and

•

if, and only if, the last reported sale price of the Common Stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30 trading day period ending on the third trading day prior to the date on which the Company sends the notice of redemption to the warrant holders.

The Company will not redeem the warrants unless a registration statement under the Securities Act covering the issuance of the warrant shares underlying the warrants to be so redeemed is then effective and a current prospectus relating to those warrant shares is available throughout the 30-day redemption period, except if the warrants may be exercised on a cashless basis and such cashless exercise is exempt from registration under the Securities Act. If and when the warrants become redeemable by the Company, it may exercise our redemption right even if it is unable to register or qualify the underlying securities for sale under all applicable state securities laws.

If the foregoing conditions are satisfied and the Company issues a notice of redemption, each warrant holder may exercise his, her or its warrants prior to the scheduled redemption date. However, the price of the shares of Common Stock may fall below the $18.00 trigger price (as adjusted) as well as the $11.50 exercise price (as adjusted) after the redemption notice is issued.

The redemption criteria for our warrants have been established at a price which is intended to provide warrant holders a reasonable premium to the initial exercise price and provide a sufficient differential between the then-prevailing share price and the exercise price so that if the share price declines as a result of our redemption call, the redemption will not cause the share price to drop below the exercise price of the warrants.

If the Company calls the warrants for redemption as described above, our management will have the option to require all holders that wish to exercise warrants to do so on a “cashless basis.” In making such determination, our management will consider, among other factors, our cash position, the number of warrants that are outstanding and the dilutive effect on our stockholders of issuing the maximum number of warrant shares issuable upon exercise of outstanding warrants. In such event, the holder would pay the exercise price by surrendering the warrants for that number of shares of Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Common Stock underlying the warrants to be so exercised, and the difference between the exercise price of the warrants and the fair market value by (y) the fair market value.

A holder of a warrant may notify the Company in writing in the event it elects to be subject to a requirement that such holder will not have the right to exercise such warrant, to the extent that after giving effect to such exercise, such person (together with such person’s affiliates), to the warrant agent’s actual knowledge, would beneficially own in excess of 9.8% (or such other amount as a holder may specify) of the shares of Common Stock outstanding immediately after giving effect to such exercise.

If the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock, or by a split-up of shares of Common Stock or other similar event, then, on the effective date of such stock dividend, split-up or similar event, the number of shares of Common Stock issuable on exercise of each warrant will be increased in proportion to such increase in the outstanding shares of Common Stock. A rights offering to holders of Common Stock entitling holders to purchase shares of Common Stock at a price less than the fair market value will be deemed a stock dividend of a number of shares of Common Stock equal to the product of (i) the number of shares of Common Stock actually sold in such rights offering (or issuable under any other equity securities sold in such rights offering that are convertible into or exercisable for Common Stock) multiplied by (ii) one (1) minus the quotient of (x) the price per share of Common Stock paid in such rights offering divided by (y) the fair market value of such share. For these purposes (i) if the rights offering is for securities convertible into or exercisable for Common Stock, in determining the price payable for Common Stock, there will be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion and (ii) fair market value means the volume weighted average price of Common Stock as reported during the 10 trading day period ending on the trading day prior to the first date on which the shares of Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive such rights.

In addition, if the Company, at any time while the warrants are outstanding and unexpired, pays a dividend or makes a distribution in cash, securities or other assets to the holders of Common Stock on account of such shares of Common Stock (or other shares of our capital stock into which the warrants are convertible), other than (a) as described above, (b) certain ordinary cash dividends, (c) to satisfy the redemption rights of the holders of

Common Stock in connection with the Business Combination, (d) as a result of the repurchase of shares of Company Stock if the Business Combination is presented to the stockholders of the Company for approval, or (e) in connection with the redemption of our public shares upon our failure to complete the Business Combination, then the warrant exercise price will be decreased, effective immediately after the effective date of such event, by the amount of cash and/or the fair market value of any securities or other assets paid on each share of Common Stock in respect of such event.

If the number of outstanding shares of Common Stock is decreased by a consolidation, combination, reverse stock split or reclassification of shares of Common Stock or other similar event, then, on the effective date of such consolidation, combination, reverse stock split, reclassification or similar event, the number of shares of Common Stock issuable on exercise of each warrant will be decreased in proportion to such decrease in outstanding shares of Common Stock.

Whenever the number of shares of Common Stock purchasable upon the exercise of the warrants is adjusted, as described above, the warrant exercise price will be adjusted by multiplying the warrant exercise price immediately prior to such adjustment by a fraction (x) the numerator of which will be the number of shares of Common Stock purchasable upon the exercise of the warrants immediately prior to such adjustment, and (y) the denominator of which will be the number of shares of Common Stock so purchasable immediately thereafter.

In case of any reclassification or reorganization of the outstanding shares of Common Stock (other than those described above or that solely affects the par value of such shares of Common Stock), or in the case of any merger or consolidation of us with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or reorganization of our outstanding shares of Common Stock), or in the case of any sale or conveyance to another corporation or entity of the assets or other property of us as an entirety or substantially as an entirety in connection with which the Company is dissolved, the holders of the warrants will thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the warrants and in lieu of the shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the holder of the warrants would have received if such holder had exercised their warrants immediately prior to such event. However, if such holders were entitled to exercise a right of election as to the kind or amount of securities, cash or other assets receivable upon such consolidation or merger, then the kind and amount of securities, cash or other assets for which each warrant will become exercisable will be deemed to be the weighted average of the kind and amount received per share by such holders in such consolidation or merger that affirmatively make such election, and if a tender, exchange or redemption offer has been made to and accepted by such holders (other than a tender, exchange or redemption offer made by the Company in connection with redemption rights held by Company stockholders as provided for in the proposed Second Amended and Restated Certificate of Incorporation or as a result of the repurchase of shares of Common Stock by us if the Business Combination is presented to the stockholders of the Company for approval) under circumstances in which, upon completion of such tender or exchange offer, the maker thereof, together with members of any group (within the meaning of Rule 13d-5(b)(1) under the Exchange Act) of which such maker is a part, and together with any affiliate or associate of such maker (within the meaning of Rule 12b-2 under the Exchange Act) and any members of any such group of which any such affiliate or associate is a part, own beneficially (within the meaning of Rule 13d-3 under the Exchange Act) more than 50% of the outstanding shares of Common Stock, the holder of a warrant will be entitled to receive the highest amount of cash, securities or other property to which such holder would actually have been entitled as a stockholder if such warrant holder had exercised the warrant prior to the expiration of such tender or exchange offer, accepted such offer and all of the Common Stock held by such holder had been purchased pursuant to such tender or exchange offer, subject to adjustments (from and after the consummation of such tender or exchange offer) as nearly equivalent as possible to the adjustments provided for in the warrant agreement. Additionally, if less than 70% of the consideration receivable by the holders of Common Stock in such a transaction is payable in the form of Common Stock in the successor entity that is listed for trading on a national securities exchange or is quoted in an established over-the-counter market, or is to be so listed for trading or quoted immediately following such event, and if the registered holder of the warrant properly exercises the warrant within 30 days following public disclosure of such transaction, the warrant exercise price will be reduced as specified in the warrant agreement based on the per share consideration minus Black-Scholes Warrant Value (as defined in the warrant agreement) of the warrant in order to determine and realize the option value component of the warrant. This formula is to compensate the warrant holder for the loss of the option value portion of the warrant due to the requirement that the warrant holder exercise the warrant within 30 days of the event. The Black-Scholes model is an accepted pricing model for estimating fair market value where no quoted market price for an instrument is available.

The warrants were issued in registered form under a warrant agreement between Continental Stock Transfer & Trust Company, as warrant agent, and us. The warrant agreement provides that the terms of the warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision, but requires the approval by the holders of at least 65% of the then outstanding public warrants to make any change that adversely affects the interests of the registered holders of public warrants.

Dividends

The Company has not paid any cash dividends on our Common Stock to date and does not intend to pay cash dividends prior to the completion of the Business Combination. The payment of cash dividends in the future will be dependent upon our revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of the Business Combination. The payment of any cash dividends subsequent to the Business Combination will be within the discretion of our New BigBear Board at such time. In addition, our Board is not currently contemplating and does not anticipate declaring any stock dividends in the foreseeable future. Further, if the Company incurs any indebtedness, our ability to declare dividends may be limited by restrictive covenants the Company may agree to in connection therewith.

Election of Directors

The New BigBear Board will be divided into three classes, Class I, Class II and Class III, with only one class of directors being elected in each year and each class serving a three-year term, except with respect to the election of directors at the Special Meeting pursuant to Proposal No. 6—The Election of Directors Proposal, Class I directors will be elected to an initial one-year term (and three-year terms subsequently), the Class II directors will be elected to an initial two-year term (and three-year terms subsequently) and the Class III directors will be elected to an initial three-year term (and three-year terms subsequently). There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares voted for the election of directors can elect all of the directors.

Our Transfer Agent and Warrant Agent

The Transfer Agent for our Common Stock and warrant agent for our warrants is Continental Stock Transfer & Trust Company. The Company has agreed to indemnify Continental Stock Transfer & Trust Company in its roles as transfer agent and warrant agent, its agents and each of its stockholders, directors, officers and employees against all liabilities, including judgments, costs and reasonable counsel fees that may arise out of acts performed or omitted for its activities in that capacity, except for any liability due to any gross negligence, willful misconduct or bad faith of the indemnified person or entity.

Certain Anti-Takeover Provisions of Delaware Law, the Company’s Certificate of Incorporation and Bylaws

Our current amended and restated certificate of incorporation contains certain requirements and restrictions that will apply to the Company until the completion of the Company’s initial business combination, which would be the Business Combination if consummated. Prior to the consummation of the initial business combination, these provisions cannot be amended without the approval of the holders of at least 65% of the Common Stock then outstanding. The approval of the Charter Amendment Proposals only requires the approval by the holders of a majority of the Common Stock as this amendment would occur concurrent with the completion of the initial business combination. Our Initial Stockholders and the Insiders, who collectively beneficially own 21.9% of the issued and outstanding Common Stock, will participate in any vote to amend our current amended and restated certificate of incorporation and will have the discretion to vote in any manner they choose. Specifically, our current amended and restated certificate of incorporation provides, among other things, that:

•

our public stockholders have the opportunity to redeem, if such holders elect to do so, all or a portion of their public shares upon the completion of our initial business combination, which would be the Business Combination if consummated, at a per-share price which is payable in cash and, in the event the public shares are redeemed are in connection with a stockholder vote on the proposed initial business combination, such as the Business Combination, is equal to the quotient obtained by dividing (a) the aggregate amount on deposit in the Trust Account as of two (2) business days prior to the consummation of the initial business combination, including interest not previously released to the Company to pay its taxes, by (b) the total number of then outstanding public shares.

•

unlike many blank check companies that hold stockholder votes and conduct proxy solicitations in conjunction with their initial business combination and provide for related redemptions of public shares for cash upon completion of such initial business combination even when a vote is not required by law, if a stockholder vote is not required by law and the Company does not decide to hold a stockholder vote for business or other legal reasons, the Company will, pursuant to our current amended and restated certificate of incorporation and subject to lawfully available funds therefor, conduct the redemptions pursuant to the tender offer rules of the SEC, and file tender offer documents with the SEC prior to completing our initial business combination, which would be the Business Combination if consummated. Our current amended and restated certificate of incorporation requires these tender offer documents to contain substantially the same financial and other information about such initial business combination and the redemption rights as is required under the SEC’s proxy rules. If, however, a stockholder approval of the transaction is required by law, or the Company decides to obtain stockholder approval for business or other legal reasons, it will, like many blank check companies, offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules.

•

if the Company seeks stockholder approval, we will complete our initial business combination, which would be the Business Combination if consummated, only if a majority of the shares of Common Stock voting at a stockholder meeting are voted in favor of the business combination. However, the participation of our Founders, officers, directors, advisors or their affiliates in privately-negotiated transactions (as described in this proxy statement), if any, could result in the approval of our business combination even if a majority of our public stockholders vote, or indicate their intention to vote, against such business combination.

•

if the Company seeks stockholder approval of our initial business combination and it does not conduct redemptions in connection with the Business Combination pursuant to the tender offer rules, our current amended and restated certificate of incorporation provides that a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from seeking redemption rights with respect to more than an aggregate of 15% of the shares sold in the Company’s IPO. However, the Company would not be restricting our stockholders’ ability to vote all of their shares for or against the Business Combination.

If our stockholders approve the Charter Amendment Proposals, our proposed Second Amended and Restated Certificate of Incorporation will provide that the New BigBear Board will be classified into three classes of directors of approximately equal size. As a result, in most circumstances, a person can gain control of the board only by successfully engaging in a proxy contest at three or more annual meetings. Furthermore, because the New BigBear Board will be classified, directors may be removed only with cause by a majority of our outstanding shares.

In addition, the proposed Second Amended and Restated Certificate of Incorporation does not provide for cumulative voting in the election of directors. Our authorized but unissued Common Stock and preferred stock are available for future issuances without stockholder approval and could be utilized for a variety of corporate purposes, including future offerings to raise additional capital, acquisitions and employee benefit plans. The existence of authorized but unissued and unreserved Common Stock and preferred stock could render more difficult or discourage an attempt to obtain control of us by means of a proxy contest, tender offer, merger or otherwise.

Special Meeting of Stockholders

The proposed Second Amended and Restated Certificate of Incorporation provides that special meetings of our stockholders may be called only by the Chairman of the Board or the New BigBear Board pursuant to a resolution adopted by a majority of the New BigBear Board. Stockholders of New BigBear will not be eligible and will have no right to call a special meeting.

Advance Notice Requirements for Stockholder Proposals and Director Nominations

Our Bylaws provide that stockholders seeking to bring business before our annual meeting of stockholders, or to nominate candidates for election as directors at our annual meeting of stockholders, must provide timely notice of their intent in writing. To be timely, a stockholder’s notice will need to be received by the Company’s Secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the open of business on the 120th day prior to the anniversary date of the immediately preceding annual meeting of stockholders. Pursuant to Rule 14a-8 of the Exchange Act, proposals seeking inclusion in our annual proxy statement must comply with the notice periods contained in the annual proxy statement. The proposed Second Amended and Restated Certificate of Incorporation specifies certain requirements as to the form and content of a stockholders’ meeting. These provisions may preclude our stockholders from bringing matters before our annual meeting of stockholders or from making nominations for directors at our annual meeting of stockholders. Our Bylaws also specify certain requirements as to the form and content of a stockholder’s notice for an annual meeting. Specifically, a stockholder’s notice must include: (i) a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event such business includes a proposal to amend the Bylaws, the language of the proposed amendment) and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (iii) the class or series and number of shares of our capital stock that are owned beneficially and of record by such stockholder and by the beneficial owner, if any, on whose behalf the proposal is made, (iv) a description of all arrangements or understandings between such stockholder and the beneficial owner, if any, on whose behalf the proposal is made and any other person or persons (including their names) in connection with the proposal of such business by such stockholder, (v) any material interest of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made in such business and (vi) a representation that such stockholder (or a qualified representative of such stockholder) intends to appear in person or by proxy at the annual meeting to bring such business before the meeting. These notice requirements will be deemed satisfied by a stockholder as to any proposal (other than nominations) if the stockholder has notified the Company of such stockholder’s intention to present such proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) of the Exchange Act, and such stockholder has complied with the requirements of such rule for inclusion of such proposal in a proxy statement prepared by us to solicit proxies for such annual meeting. The foregoing provisions may limit our stockholders’ ability to bring matters before our annual meeting of stockholders or from making nominations for directors at our annual meeting of stockholders.

Securities Eligible for Future Sale

The Company has 45,949,600 shares of Common Stock outstanding as of the date hereof. Of these shares, 35,880,000 public shares are freely tradable without restriction or further registration under the Securities Act, except for any shares purchased by one of our affiliates within the meaning of Rule 144 under the Securities Act (“Rule 144”). All of the remaining 10,069,600 outstanding shares (including all 1,099,600 Private Placement Units and their component shares) are, and any shares of Common Stock issued upon conversion of the Convertible Notes will be, restricted securities under Rule 144, in that they were issued in private transactions not involving a public offering.

Rule 144

Pursuant to Rule 144, a person who has beneficially owned restricted shares of our Common Stock or warrants for at least six months would be entitled to sell their securities provided that (i) such person is not deemed to have been one of our affiliates at the time of, or at any time during the three months preceding, a sale and (ii) the Company is subject to the Exchange Act periodic reporting requirements for at least three months before the sale and have filed all required reports under Section 13 or 15(d) of the Exchange Act during the 12 months (or such shorter period as the Company was required to file reports) preceding the sale.

Persons who have beneficially owned restricted shares of our Common Stock or warrants for at least six months but who are our affiliates at the time of, or at any time during the three months preceding, a sale, would be subject to additional restrictions, by which such person would be entitled to sell within any three-month period only a number of securities that does not exceed the greater of:

•	1% of the total number of shares of Common Stock then outstanding; or

•	the average weekly reported trading volume of the Common Stock during the four calendar weeks preceding the filing of a notice on Form 144 with respect to the sale.

Sales by our affiliates under Rule 144 are also limited by manner of sale provisions and notice requirements and to the availability of current public information about us.

Restrictions on the Use of Rule 144 by Shell Companies or Former Shell Companies

Rule 144 is not available for the resale of securities initially issued by shell companies (other than business combination related shell companies) or issuers that have been at any time previously a shell company. However, Rule 144 also includes an important exception to this prohibition if the following conditions are met:

•	the issuer of the securities that was formerly a shell company has ceased to be a shell company;

•	the issuer of the securities is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act;

•

the issuer of the securities has filed all Exchange Act reports and material required to be filed, as applicable, during the preceding 12 months (or such shorter period that the issuer was required to file such reports and materials), other than Form 8-K reports; and

•	at least one year has elapsed from the time that the issuer filed current Form 10 type information with the SEC reflecting its status as an entity that is not a shell company.

As a result, our Initial Stockholders will be able to sell their Founder Shares and Private Placement Warrants, as applicable, pursuant to Rule 144 without registration one year after the Company has completed the Business Combination.

Investor Rights Agreement

Pursuant to the Investor Rights Agreement, New BigBear will file a shelf registration statement within 45 days following the closing date of the Business Combination in respect of all registrable securities under the Investor

Rights Agreement (subject to New BigBear’s receipt of certain information from the holders thereof) and will use reasonable best efforts to cause such shelf registration statement to become effective under the Securities Act as soon as practicable after such filing and, once effective, maintain or, in the event it ceases to be effective, replace such shelf registration statement until such parties have sold all eligible equity securities of New BigBear beneficially owned by such parties as of the closing date of the Business Combination. Pursuant to the Investor Rights Agreement, certain parties will be entitled to customary piggyback rights on registered offerings of equity securities of New BigBear and certain other registration rights, including unlimited shelf take-downs and, in the case of the Partner, demand registration rights following the expiration of the Lock-Up Period. Any underwritten offering of New BigBear’s equity securities will be subject to customary cut-back provisions. Pursuant to the Investor Rights Agreement, New BigBear will agree to cooperate and use commercially reasonable efforts to consummate the applicable registered offerings initiated by the parties and will pay the fees and expenses of such offerings (including reasonable and documented fees of one counsel for the parties participating in such offering).

The Investor Rights Agreement replaces and by its terms, at the Closing, terminates the Registration Rights Agreement, dated as of February 8, 2021, by and among the Company, the Initial Stockholders, and the Insiders (the “Registration Rights Agreement”).

Convertible Note Subscription Agreements

The Company shall be obligated to register the shares issuable upon conversion of the Convertible Notes. The Company agreed that, by the Convertible Note Resale Registration Filing Deadline (as defined below), the Company will file with the SEC the Convertible Note Resale Registration Statement (as defined below) registering the resale of the shares of Common Stock issuable upon conversion of the Convertible Notes, and the Company shall use its commercially reasonable efforts to have the Convertible Note Resale Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the 60th calendar day (or 120th calendar day if the Commission notifies the Company that it will “review” the Convertible Note Resale Registration Statement) following the Convertible Note Resale Registration Filing Deadline. The Company will use its commercially reasonable efforts to maintain the continuous effectiveness of the Convertible Note Resale Registration Statement, and to be supplemented and amended to the extent necessary to ensure that such Convertible Note Resale Registration Statement is available or, if not available, that another registration statement is available for the resale of the Convertible Note Registrable Securities, until the earliest of (i) the date on which the Convertible Note Registrable Securities may be resold without volume or manner of sale limitations pursuant to Rule 144 promulgated under the Securities Act, (ii) the date on which such Convertible Note Registrable Securities have actually been sold and (iii) the date which is three years after the Closing.

Notwithstanding anything to the contrary in the Convertible Note Subscription Agreements, the Company shall be entitled to delay or postpone the effectiveness of the Convertible Note Resale Registration Statement, and from time to time to require any Note Investor not to sell under the Convertible Note Resale Registration Statement or to suspend the effectiveness thereof, if the negotiation or consummation of a transaction by the Company or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event, the New BigBear Board reasonably believes, upon the advice of legal counsel, would require additional disclosure by the Company in the Convertible Note Resale Registration Statement of material information that the Company has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Convertible Note Resale Registration Statement would be expected, in the reasonable determination of the New BigBear Board, upon the advice of legal counsel, to cause the Convertible Note Resale Registration Statement to fail to comply with applicable disclosure requirements.

Section 203 of the DGCL

New BigBear will be subject to the provisions of Section 203 of the DGCL regulating corporate takeovers. This statute prevents certain Delaware corporations, under certain circumstances, from engaging in a “business combination” with:

•	a stockholder who owns 15% or more of our outstanding voting stock (otherwise known as an “interested stockholder”);

•	an affiliate of an interested stockholder; or

•	an associate of an interested stockholder, for three years following the date that the stockholder became an interested stockholder.

A “business combination” includes a merger or sale of more than 10% of our assets. However, the above provisions of Section 203 do not apply if:

•	the New BigBear Board approves the transaction that made the stockholder an “interested stockholder,” prior to the date of the transaction;

•

after the completion of the transaction that resulted in the stockholder becoming an interested stockholder, that stockholder owned at least 85% of our voting stock outstanding at the time the transaction commenced, other than statutorily excluded shares of Common Stock; or

•

on or subsequent to the date of the transaction, the business combination is approved by the New BigBear Board and authorized at a meeting of our stockholders, and not by written consent, by an affirmative vote of at least two-thirds of the outstanding voting stock not owned by the interested stockholder.

Listing of Securities

The Company intends to apply to continue the listing of our Common Stock and warrants on Nasdaq under the symbols “BBAI” and “BBAIW” respectively, upon the Closing. Our units, which currently are traded on Nasdaq under the symbol “GIG.U” will cease to be traded upon Closing and, instead, such units will be separated into the public shares and public warrants, which will trade as independent securities as described above.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information known to the Company regarding (i) the actual beneficial ownership of our Common Stock as of the record date (pre-Business Combination) and (ii) expected beneficial ownership of our Common Stock immediately following consummation of the Business Combination (post-Business Combination), assuming that no additional public shares of the Company are redeemed, and alternatively that the maximum number of shares of the Company are redeemed, by:

•	each person who is, or is expected to be, the beneficial owner of more than 5% of the outstanding shares of our Common Stock;

•	each of our current officers and directors;

•	each person who will become a named executive officer or director of the post-Business Combination company; and

•	all current executive officers and directors of the Company, as a group, and of the post-Business Combination company, as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including securities underlying options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership of our Common Stock pre-Business Combination is based on 45,949,600 shares of Common Stock (including Founder Shares) issued and outstanding as of [    ], 2021.

The expected beneficial ownership of shares of our Common Stock post-Business Combination assuming none of the public shares are redeemed has been determined based upon the following: (i) that no public stockholders exercise their redemption rights (no redemptions scenario), (ii) that none of the investors set forth in the table below has purchased or purchases shares of Common Stock (pre- or post-Business Combination), (iii) that 123,710,000 shares of Common Stock are issued to the former sole BigBear equity holder, and (iv) there will be an aggregate of 169,659,600 shares of the post-combination company’s Common Stock issued and outstanding at Closing.

The expected beneficial ownership of shares of Common Stock post-Business Combination assuming the maximum number of public shares have been redeemed has been determined based on the following: (i) that holders of 20,880,000 public shares exercise their redemption rights (maximum redemption scenario), (ii) that none of the investors set forth in the table below has purchased or purchases shares of Common Stock (pre- or post-Business Combination), (iii) that 123,710,000 shares of Common Stock are issued to the former sole BigBear equity holder, and (iv) there will be an aggregate of 148,779,600 shares of the post-combination company’s Common Stock issued and outstanding at Closing.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of Common Stock or warrants beneficially owned by them.

After the Business Combination
	Before the Business Combination			Assuming No Further Redemption			Assuming Maximum Redemption
	Number of Shares	Approximate %		Number of Shares	Approximate %		Number of Shares	Approximate %
Name and Address of Beneficial Owner
			%			%			%

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company’s Related Party Transactions

Founder Shares

In December 2020, our Sponsor purchased an aggregate of 7,460,000 Founder Shares for an aggregate purchase price of $25,000, or approximately $0.0033512 per share. On February 8, 2021, we effected a 1.2:1 stock split of our common stock, resulting in our Sponsor holding 8,952,000 Founder Shares. The purchase price per founder Share was determined by dividing the amount of cash contributed to the Company by the number of Founder Shares issued. Prior to the investment of $25,000 by our Sponsor, the Company had no assets, tangible or intangible. The Founder Shares are identical to the common stock included in the public units sold in the IPO except that the Founder Shares are subject to certain transfer restrictions, as described in more detail below.

Private Placement

Our Sponsor purchased from the Company an aggregate of 850,000 Private Placement Units at a price of $10.00 per unit in a private placement that occurred simultaneously with the completion of the initial closing of the IPO. Each Private Placement Unit consists of one share of the Company’s Common Stock, $0.0001 par value and one-third (1/3) of one warrant. Private Warrants will be exercisable for $11.50 per share, and the exercise price of the warrants may be adjusted in certain circumstances.

Our Sponsor has agreed not to transfer, assign or sell any of their Founder Shares, Private Placement Units, shares or other securities underlying such Private Placement Units until six months after the completion of the Company’s initial Business Combination.

Unlike the Warrants included in the Units sold in the IPO, if held by the original holder or its permitted transferees, the warrants included in the Private Placement Units are not redeemable by the Company and subject to certain limited exceptions, will be subject to transfer restrictions until one year following the consummation of the Business Combination. If the warrants included in the Private Placement Units are held by holders other than the initial holders or their permitted transferees, the warrants included in the Private Placement Units will be redeemable by the Company and exercisable by holders on the same basis as the Warrants included in the IPO.

If the Company does not complete a Business Combination, then a portion of the proceeds from the sale of the Private Placement Units will be part of the liquidating distribution to the public stockholders.

Insider Shares

The Company issued 12,000 Insider Shares to Ms. Hayes, one of its independent directors and chairwoman of both the compensation and nominating and corporate governance committees, and 6,000 Insider Shares to Mr. Weightman, its Chief Financial Officer, solely in consideration of future services, pursuant to Insider Shares Grant Agreements dated February 8, 2021 between the Company and each of the Insiders. The Insider Shares are subject to forfeiture if the individual resigns or the services are terminated for cause prior to the completion of the Business Combination.

Sponsor Promissory Note

On December 21, 2020, the Company issued a promissory note to our Sponsor with a principal amount of $125,000, all of which remained outstanding as of December 31, 2020 and was repaid in full on February 10, 2021.

Lock-up Agreements

Subject to certain limited exceptions, the Insiders have agreed not to transfer, assign or sell any of their respective Insider Shares until the earlier of (A) 12 months after the closing of the initial business combination or

(B) the date on which, subsequent to the business combination, (x) the last sale price of the common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 90 days after the business combination, or (y) the Company completes a liquidation, merger, stock exchange or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property (the “Lock-up Period”).

Also subject to certain limited exceptions, the Initial Stockholders have agreed not to transfer, assign or sell any of their respective Private Placement Units (including shares or other securities underlying the Private Placement Units) or Founder Shares that they may hold until the date that is (i) in the case of the Founder Shares acquired by the Founder on December 21, 2020, the end of the Lock-up Period, and (ii) in the case of the Private Placement Units and shares of common stock or other securities underlying such Private Placement Units, until 30 days after the closing of the Company’s initial business combination. Notwithstanding the foregoing, during their respective lock-up periods, the Initial Stockholders may transfer, assign or sell any of the aforenamed securities: (1) amongst the Founder and its affiliates, to its executive officers or directors, or to any affiliate or family member of any of its executive officers or directors, (2) in the case of an entity, as a distribution to its partners, stockholders or members upon its liquidation, (3) in the case of an individual, (i) by bona fide gift to such person’s immediate family or to a trust, the beneficiary of which is a member of such person’s immediate family, an affiliate of such person or to a charitable organization, (ii) by virtue of the laws of descent and distribution upon death of such person, (iii) pursuant to a qualified domestic relations order, (4) by certain pledges to secure obligations incurred in connection with purchases of the Company’s securities, (5) through private sales or transfers made in connection with the consummation of initial business combination at prices no greater than the price at which such securities were originally purchased, (6) in the case of an underwriter, to such underwriter’s affiliates or any entity controlled by such underwriter. Or (7) to us for no value for cancellation in connection with the consummation of our initial business combination; provided, that, in each such case (except clause (7)), these permitted transferees shall enter into a written agreement with the Company agreeing to be bound by the transfer restrictions agreed to by the original holder in connection with the purchase of the securities being transferred.

Working Capital Loans

In order to meet our working capital needs, our Founder, executive officers and directors, or their affiliates may, but are not obligated to, loan us funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each loan would be evidenced by a promissory note. Up to $1,500,000 of such loans may be convertible into additional units of the post-business combination entity at a price of $10.00 per unit at the option of the lender. The units would be identical to the Private Placement Units. The terms of such loans by our Founder, executive officers, directors, or their affiliates, if any, have not been determined and no written agreements exist with respect to such loans.

The holders of our Founder Shares and Insider Shares, as well as the holders of any public units our Founder, officers, directors or their affiliates may be issued in payment of working capital loans made to us (and all underlying securities), are entitled to registration rights pursuant to the Registration Rights Agreement. The holders of a majority of these securities are entitled to make up to three demands that we register such securities. The holders of a majority of these securities or Public Units issued in payment of working capital loans made to us (or underlying securities) can elect to exercise these registration rights at any time after we consummate a business combination. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our consummation of a business combination. Notwithstanding the foregoing, the underwriters and their respective affiliates may not exercise their demand and “piggyback” registration rights after five and seven years, respectively, after the effective date of the registration statement for our IPO and may not exercise their demand rights on more than one occasion. We will bear the expenses incurred in connection with the filing of any such registration statements.

Registration Rights Agreement

The holders of our Founder Shares and Insider Shares, as well as the holders of the Private Placement Units and any public units our Founder, officers, directors or their affiliates may be issued in payment of working capital loans made to us (and all underlying securities), are entitled to registration rights pursuant to the Registration Rights Agreement. The holders of a majority of these securities are entitled to make up to three demands that we register such securities. The holders of a majority of these securities or Public Units issued in payment of working capital loans made to us (or underlying securities) can elect to exercise these registration rights at any time after we consummate a business combination. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our consummation of a business combination. Notwithstanding the foregoing, the underwriters and their respective affiliates may not exercise their demand and “piggyback” registration rights after five and seven years, respectively, after the effective date of the registration statement for our IPO and may not exercise their demand rights on more than one occasion. We will bear the expenses incurred in connection with the filing of any such registration statements.

The Registration Rights Agreement will be terminated upon Closing and replaced with the Investor Rights Agreement, which is discussed above.

Services Agreement

Drs. Katz and Dinu and Mr. Miotto have also formed a limited liability company named GigManagement, LLC, of which 45% is owned by each of Drs. Katz and Dinu and 10% is owned by Mr. Miotto. Drs. Katz and Dinu are also managing members of GigManagement, LLC. GigManagement, LLC has agreed that, pursuant to an Administrative Services Agreement, commencing on February 8, 2021 through the earlier of our consummation of our initial business combination or our liquidation, it will make available to us certain general and administrative services, including office space, utilities and administrative support, as we may require from time to time. We have agreed to pay it an aggregate of $25,000 per month for these services. The arrangement that we have with GigManagement, LLC is solely for our benefit and is not intended to provide our officers or directors compensation in lieu of a salary. We believe, based on rents and fees for similar services in the San Francisco Bay Area, that the fee charged by GigManagement, LLC is at least as favorable as we could have obtained from an unaffiliated person.

In conjunction with our services agreement with GigManagement, LLC and in connection with GigManagement, LLC’s affiliation with GigFounders, LLC, we have a licensing arrangement with GigFounders, LLC whereby we are permitted to use its “Private-to-Public Equity (PPE)” and “Mentor-Investor” trademarks.

Strategic Services Agreements

On February 1, 2021, we entered into a Strategic Services Agreement with Mr. Weightman, our Chief Financial Officer. Mr. Weightman is initially receiving $10,000 per month for his services and such amount could increase to up to $15,000 per month dependent upon the scope of services provided. Commencing with the first month after the consummation of the IPO, the Company will pay Mr. Weightman for services rendered since February 1, 2021 and on a monthly basis thereafter for all services rendered after the consummation of the IPO. In addition, on February 8, 2021, we issued 5,000 Insider Shares to Mr. Weightman, in consideration of future services to us, which resulted in Mr. Weightman holding 6,000 Insider Shares following the stock split.

Other than the foregoing, and advisory fees paid to directors for board committee service and administrative and analytical services, including certain activities on our behalf, such as identifying and investigating possible business targets and business combinations, no compensation or fees of any kind, including finder’s, consulting fees and other similar fees, will be paid to the Sponsor, members of our management team or their respective affiliates, for services rendered prior to or in connection with the consummation of a Business Combination (regardless of the type of transaction that it is). However, such individuals will receive the repayment of any loans from the Sponsor, executive officers and directors for working capital purposes and reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us.

After a Business Combination, members of our management team who remain with the combined company may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of a stockholder meeting held to consider a Business Combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a Current Report on Form 8-K, as required by the SEC.

All ongoing and future transactions between us and any of our executive officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by a majority of our uninterested “independent” directors or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our disinterested “independent” directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.

The Company’s Related Party Transactions Following the Business Combination

Agreements with Affiliates of BigBear

Following the Business Combination, certain of the existing agreements described under “BigBear Related Party Transactions” will continue in effect.

BigBear Related Party Transactions

Consulting Agreement

PCI and NuWave are parties to that certain Amended and Restated Consulting Agreement, dated December 21, 2020, with AE Industrial Operating Partners, LLC and AE Industrial Partners, LP (collectively, the “AE Consultants”), pursuant to which, following the consummation of the Business Combination, the AE Consultants will continue to provide consulting and advisory services to the subsidiaries of New BigBear in exchange for certain fees in respect of each fiscal year and in respect of certain extraordinary corporate events, such as a refinancing, restructurings, equity or debt offerings, dividends, distributions, acquisitions and divestitures. The AE Consultants are affiliates of AE.

Commercial Arrangements with Affiliates

NuWave is party to a Teaming Agreement (20-TA-192-302), dated February 4, 2021 with Gryphon Technologies, LLC (“Gryphon”). BigBear.ai is party to (A)(i) a Memorandum of Understanding, dated April 22, 2021, and (ii) a Confidential Disclosure Agreement, dated March 17, 2021, in each case with Redwire Space, Inc. (“Redwire”), and (B) a Memorandum of Understanding, dated April 22, 2021, with UAV Factory (“UAV”). Each of Gryphon, Redwire and UAV are affiliates of AE. The terms of each such agreement reflect the results of an arm’s length negotiation between unaffiliated third parties.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, GigCapital4 and services that it employs to deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of each of GigCapital4’s annual report to stockholders and GigCapital4’s proxy statement. Upon written or oral request, GigCapital4 will deliver a separate copy of the annual report and/or proxy statement to any stockholder at a shared address to which a single copy of each document was delivered and who wishes to receive separate copies of such documents. Stockholders receiving multiple copies of such documents may likewise request that GigCapital4 deliver single copies of such documents in the future. Stockholders may notify GigCapital4 of their requests by calling or writing GigCapital4 at its principal executive offices at c/o GigCapital4, Inc., 1731 Embarcadero Road, Suite 200, Palo Alto, California 94303 Attention: Secretary or by telephone at (650) 276-7040.

SUBMISSION OF STOCKHOLDER PROPOSALS

Our Board is aware of no other matter that may be brought before the Special Meeting. Under Delaware law, only business that is specified in the notice of Special Meeting to stockholders may be transacted at the Special Meeting.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this proxy statement or if you have questions about the Business Combination or the proposals to be presented at the Special Meeting, you should contact the Company at the following address and telephone number:

GigCapital4, Inc.

1731 Embarcadero Road, Suite 200

Palo Alto, California 94303

Telephone: (650) 276-7040

You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC

470 West Avenue

Stamford, Connecticut 06902

Individuals call toll-free: (800) 662-5200

Banks and brokers call: (203) 658-9400

Email: GIG.info@investor.morrowsodali.com

If you are a stockholder of the Company and would like to request documents, please do so no later than five business days prior to the Special Meeting, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

All information contained in this proxy statement relating to the Company has been supplied by the Company, and all such information relating to BigBear has been supplied by BigBear. Information provided by either the Company or BigBear does not constitute any representation, estimate or projection of any other party.

This document is a proxy statement of the Company for the Special Meeting. We have not authorized anyone to give any information or make any representation about the Business Combination, the Company or BigBear that is different from, or in addition to, that contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this proxy statement speaks only as of the date of this proxy statement, unless the information specifically indicates that another date applies.

GigCapital4, Inc.—Financial Statements (Unaudited) as of March 31, 2021

GIGCAPITAL4, INC.

Financial Statements as of and for the periods ended December 31, 2020 and March 31, 2021

Index to Financial Statements

Financial Statements as of December 31, 2020, for the period from December 4, 2020 (Date of Inception) through ended December 31, 2020

Financial Statements (Unaudited) as of March 31, 2021

Report of Independent Registered Public Accounting Firm

To the Board of Directors and

Stockholders of GigCapital4, Inc.

Opinion on the Financial Statements

We have audited the accompanying balance sheet of GigCapital4, Inc. (a Delaware corporation) (the “Company”) as of December 31, 2020, and the related statements of operations and comprehensive loss, stockholders’ equity, and cash flows for the period from December 4, 2020 (date of inception) through December 31, 2020, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020, and the results of its operations and its cash flows for the period from December 4, 2020 (date of inception) through December 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ BPM LLP

We have served as the Company’s auditor since 2020.

San Jose, California

March 31, 2021

GIGCAPITAL4, INC.

Balance Sheet

December 31, 2020
ASSETS
Current Assets
Cash	$150,000
Deferred offering costs	230,653

TOTAL ASSETS	$380,653

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities
Accounts payable	$34,395
Note payable to related parties	125,000
Payable to related parties	21
Accrued liabilities	230,333

Total liabilities	389,749

Commitments (Note 4—Related Party Transactions)
Stockholders’ deficit
Preferred stock, par value of $0.0001 per share; 1,000,000 shares authorized; none issued or outstanding	—
Common stock, par value of $0.0001 per share; 100,000,000 shares authorized; 8,952,000 shares issued and outstanding(1)(2)	895
Additional paid-in capital	24,105
Accumulated deficit	(34,096)

Total stockholders’ deficit	(9,096)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$380,653

(1)	This number includes up to 1,170,000 founder shares subject to forfeiture if the over-allotment option is not exercised in full or in part by the underwriters.
(2)	Share amounts have been retroactively adjusted to reflect the 1.2:1 stock split effected on February 8, 2021 (see Note 8).

The accompanying notes are an integral part of these financial statements.

GIGCAPITAL4, INC.

Statement of Operations and Comprehensive Loss

Period from December 4, 2020 (date of inception) through December 31, 2020
Revenues	$—
General and administrative expenses	34,096

Net loss and comprehensive loss	$(34,096)

Weighted-average common shares outstanding, basic and diluted (1)(2)	2,501,357

Net loss per share common share, basic and diluted	$(0.01)

(1)	This number includes up to 1,170,000 founder shares subject to forfeiture if the over-allotment option is not exercised in full or in part by the underwriters.
(2)	Share amounts have been retroactively adjusted to reflect the 1.2:1 stock split effected on February 8, 2021 (see Note 8).

The accompanying notes are an integral part of these financial statements.

GIGCAPITAL4, INC.

Statement of Stockholders’ Deficit

	Common Stock		Additional Paid-In Capital	Accumulated Deficit	Stockholders’ Equity (Deficit)
Period from December 4, 2020 (date of inception) through December 31, 2020	Shares	Amount
Balance as of December 4, 2020 (date of inception)	—	$—	$—	$—	$—
Sale of common stock to Founder at $0.0027927 per share (1)(2)	8,952,000	895	24,105	—	25,000
Net loss	—	—	—	(34,096)	(34,096)

Balance as of December 31, 2020	8,952,000	$895	$24,105	$(34,096)	$(9,096)

(1)	This number includes up to 1,170,000 founder shares subject to forfeiture if the over-allotment option is not exercised in full or in part by the underwriters.
(2)	Share amounts have been retroactively adjusted to reflect the 1.2:1 stock split effected on February 8, 2021 (see Note 8).

The accompanying notes are an integral part of these financial statements.

GIGCAPITAL4, INC.

Statement of Cash Flows

Period from December 4, 2020 (date of inception) through December 31, 2020
OPERATING ACTIVITIES
Net loss	$(34,096)
Adjustments to reconcile net loss to net cash provided by operating activities:
Change in operating assets and liabilities:
Accounts payable	24,075
Payable to related parties	21
Accrued liabilities	10,000

Net cash provided by operating activities	—

FINANCING ACTIVITIES
Proceeds from sale of common stock to Founder	25,000
Proceeds from related party loan	125,000

Net cash provided by financing activities	150,000

Net increase in cash during period	150,000
Cash, beginning of period	—

Cash, end of period	$150,000

SUPPLEMENTAL DISCLOSURE OF NON-CASH FINANCING ACTIVITIES
Deferred offering costs included in accounts payable	$10,320

Deferred offering costs included in accrued liabilities	$220,333

The accompanying notes are an integral part of these financial statements.

GIGCAPITAL4, INC.

Notes to Financial Statements

1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Organization and General

GigCapital4, Inc. (the “Company”) was incorporated in Delaware on December 4, 2020. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”). The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended (the “Securities Act”), as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”).

As of December 31, 2020, the Company had not commenced any operations. All activity for the period from December 4, 2020 (date of inception) through December 31, 2020 related to the Company’s formation and the preparation of its initial public offering (the “Proposed Offering”), as described in Note 3. The Company will not generate any operating revenues until after completion of its initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income on cash and cash equivalents from the proceeds derived from the Proposed Offering. The Company has selected December 31 as its fiscal year end.

On February 8, 2021, the Company effected a 1.2:1 stock split of its common stock. All common stock share numbers and prices have been retroactively adjusted to reflect the stock split.

Sponsor, Founder and Proposed Financing

The Company’s sponsor is GigAcquisitions4, LLC, a Delaware limited liability company (the “Sponsor” and is sometimes referred to as the “Founder”). The Company intends to finance a Business Combination with proceeds from a $312,000,000 public offering (Note 3), and a $8,500,000 private placement with the Sponsor and a $1,560,000 private placement (or $2,496,000 private placement if the over-allotment option is exercised in full) with Oppenheimer & Co. Inc. (“Oppenheimer”) and Nomura Securities International, Inc. (“Nomura”) (collectively, the “Underwriters”) (Note 4). Upon the closing of the Proposed Offering and the private placement, $312,000,000 (or $358,800,000 if the Underwriters’ over-allotment option is exercised in full—Note 3) will be held in the Trust Account (discussed below).

The Trust Account

The funds in the Trust Account will be invested only in U.S. government treasury bills with a maturity of one hundred and eighty-five (185) days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940 which invest only in direct U.S. government obligations. Funds will remain in the Trust Account until the earlier of (i) the consummation of the Business Combination or (ii) the distribution of the Trust Account as described below. The remaining proceeds from the Proposed Offering outside the Trust Account may be used to pay for business, legal and accounting due diligence expenses on acquisition targets and continuing general and administrative expenses.

The Company’s amended and restated certificate of incorporation provides that, other than the withdrawal of interest to pay taxes none of the funds held in the Trust Account will be released until the earlier of: (i) the completion of the Business Combination; (ii) the redemption of 100% of the public shares included in the public units (as defined below) sold in the Proposed Offering if the Company is unable to complete a Business Combination within 24 months from the closing of the Proposed Offering; or (iii) the redemption of the Public Shares in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation to modify the substance or timing of the Company’s obligation to redeem 100% of its Public Shares if it does not complete the Business Combination within 24 months from the closing of the Proposed Offering.

Business Combination

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Proposed Offering, although substantially all of the net proceeds of the Proposed Offering are intended to be generally applied toward consummating a Business Combination with (or acquisition of) a Target Business. As used herein, “Target Business” must be with one or more target businesses that together have a fair market value equal to at least 80% of the balance in the Trust Account (less taxes payable on interest earned) at the time the Company signs a definitive agreement in connection with the Business Combination. There is no assurance that the Company will be able to successfully effect a Business Combination.

The Company, after signing a definitive agreement for a Business Combination, will either (i) seek stockholder approval of the Business Combination at a meeting called for such purpose in connection with which stockholders may seek to redeem their shares, regardless of whether they vote for or against the Business Combination, for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the Business Combination, including interest but less taxes payable, or (ii) provide stockholders with the opportunity to have their shares redeemed by the Company by means of a tender offer (and thereby avoid the need for a stockholder vote) for an amount in cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to commencement of the tender offer, including interest but less taxes payable. The decision as to whether the Company will seek stockholder approval of the Business Combination or will allow stockholders to redeem their shares in a tender offer will be made by the Company, solely in its discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would otherwise require the Company to seek stockholder approval unless a vote is required by Nasdaq stock exchange rules. If the Company seeks stockholder approval, it will complete its Business Combination only if a majority of the outstanding shares of common stock voted are voted in favor of the Business Combination. However, in no event will the Company redeem its public shares in an amount that would cause its net tangible assets to be less than $5,000,001 upon consummation of a Business Combination. In such case, the Company would not proceed with the redemption of its public shares and the related Business Combination, and instead may search for an alternate Business Combination.

If the Company holds a stockholder vote or there is a tender offer for shares in connection with a Business Combination, a public stockholder will have the right to redeem its shares for an amount in cash equal to its pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the Business Combination, including interest but less taxes payable. As a result, such shares of common stock are recorded at the redemption amount and classified as temporary equity. The amount in the Trust Account is initially anticipated to be $312,000,000 or $358,800,000 if the Underwriters’ over-allotment option is exercised in full.

The Company will have 24 months from the closing date of the Proposed Offering to complete a Business Combination. If the Company does not complete a Business Combination within this period of time, it shall (i) cease all operations except for the purposes of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares for a per share pro rata portion of the Trust Account, including interest, but less taxes payable (less up to $100,000 of such net interest to pay dissolution expenses) and (iii) as promptly as possible following such redemption, dissolve and liquidate the balance of the Company’s net assets to its creditors and remaining stockholders, as part of its plan of dissolution and liquidation. The Founder, the Underwriters, Ms. Hayes, one of the Company’s independent directors, and Mr. Weightman, the Company’s Chief Financial Officer, (the “Insiders” as it relates to Ms. Hayes and Mr. Weightman) have entered into letter agreements with the Company, pursuant to which they have waived their rights to participate in any redemption with respect to their initial shares; however, if the Founder, the Underwriters or the Insiders or any of the Company’s officers, directors or affiliates acquire shares of common stock in or after the Proposed Offering, they will be entitled to a pro rata share of the Trust Account upon the Company’s redemption or liquidation in the event the Company does not complete a Business Combination within the required time period.

In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per Public Unit in the Proposed Offering.

Going Concern Consideration

As of December 31, 2020, the Company had $150,000 in cash and a working capital deficit of $239,749. Further, the Company has no present revenue, its business plan is dependent on the completion of a financing and it expects to continue to incur significant costs in pursuit of its financing and acquisition plans. As described in Note 8, in February 2021, the Company consummated its initial public offering (“IPO”) and a private placement resulting in net proceeds of $361,954,526 of which $358,800,000 were placed in the Trust Account. As such, management believes that it has sufficient cash to fund its operations through at least March 31, 2022.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements of the Company have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Emerging Growth Company

Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when an accounting standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised accounting standard at the time private companies adopt the new or revised standard.

Net Loss Per Share of Common Stock

Net loss per share of common stock is computed by dividing net loss by the weighted-average number of shares of common stock outstanding during the period (after deducting 1,170,000 shares subject to forfeiture in connection with the Proposed Offering), plus to the extent dilutive the incremental number of shares of common stock to settle warrants, as calculated using the treasury stock method. As of December 31, 2020, the Company did not have any dilutive securities and other contracts that could, potentially, be exercised or converted into common stock and then share in the earnings of the Company. As a result, diluted net loss per common share is the same as basic net loss per common share for the period.

Cash and Cash Equivalents

The Company considers all short-term investments with a maturity of three months or less when purchased to be cash equivalents. The Company maintains cash balances that at times may be uninsured or in deposit accounts that exceed Federal Deposit Insurance Corporation limits. The Company maintains its cash deposits with major financial institutions.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of a cash account in a financial institution, which at times, may exceed federally insured limits. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Financial Instruments

The fair value of the Company’s assets and liabilities approximates the carrying amounts represented in the balance sheet primarily due to their short-term nature.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Deferred Offering Costs

Costs incurred in connection with preparation for the Proposed Offering, together with the underwriters discount, will be reclassified to additional paid-in capital as a reduction to the gross proceeds received upon completion of the Proposed Offering or charged to operations if the Proposed Offering is not completed.

Income Taxes

The Company follows the asset and liability method of accounting for income taxes. Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

The Company prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. There were no unrecognized tax benefits as of December 31, 2020. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties as of December 31, 2020. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

Recent Accounting Pronouncements

The Company does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statements.

3. PROPOSED OFFERING

Pursuant to the Proposed Offering, the Company offers for sale up to 31,200,000 units at a price of $10.00 per unit (the “Public Units”), with a 45-day option provided to the underwriters to purchase up to 4,680,000 additional Public Units solely to cover over-allotments, if any. Each Public Unit consists of one share of the Company’s common stock, $0.0001 par value and one-third (1/3) of one warrant to purchase one share of common stock (the “Public Warrants”). Public Warrants will only be exercisable for whole shares at $11.50 per share. As a result, at least three Public Warrants must be exercised. Under the terms of a proposed Public Warrant agreement, the Company has agreed to use its best efforts to file a new registration statement under the Securities Act, following the completion of the Company’s initial Business Combination.

No fractional shares will be issued upon exercise of the Public Warrants. If, upon exercise of the Public Warrants, a holder would be entitled to receive a fractional interest in a share, the Company will, upon exercise, round down to the nearest whole number the number of shares of common stock to be issued to the Public Warrant holder. Each Public Warrant will become exercisable on the later of 30 days after the completion of the Company’s Business Combination or 12 months from the closing of the Proposed Offering and will expire five years after the completion of the Company’s Business Combination or earlier upon redemption or liquidation. However, if the Company does not complete a Business Combination on or prior to the 24-month period allotted to complete the Business Combination, the Public Warrants will expire at the end of such period. If the Company is unable to deliver registered shares of common stock to the holder upon exercise of the Public Warrants during the exercise period, there will be no net cash settlement of these Public Warrants and the Public Warrants will expire worthless, unless they may be exercised on a cashless basis in the circumstances described in the Warrant Agreement. Once the Public Warrants become exercisable, the Company may redeem the outstanding Public Warrants in whole and not in part at a price of $0.01 per Public Warrant upon a minimum of 30 days’ prior written notice of redemption, only in the event that the last sale price of the Company’s shares of common stock equals or exceeds $18.00 per share for any 20 trading days within the 30-trading day period ending on the third trading day before the Company sends the notice of redemption to the Public Warrant holders.

The Company expects to grant the Underwriters a 45-day option to purchase up to 4,680,000 additional Public Units to cover any over-allotments, at the IPO price less the underwriting discounts and commissions.

The Company expects to pay an underwriting discount of $0.20 of per Public Unit offering price to the Underwriters at the closing of the Proposed Offering. The underwriting discount is payable in cash and stock if the Underwriters’ over-allotment option is exercised in full. In addition, the Company has agreed to pay deferred underwriting commissions of $0.35 per Public Unit, or $10,920,000 (or up to $12,558,000 if the Underwriters’ over-allotment option is exercised in full) in the aggregate. The deferred underwriting commission will become payable to the Underwriters from the amount held in the trust account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement, including the performance of services specified therein. As further described in Note 4, the Underwriters have agreed to purchase 156,000 shares of common stock, $0.0001 par value, for an aggregate purchase price of $1,560,000 (or 249,600 shares of common stock for an aggregate purchase price of $2,496,000 if the Underwriters’ over-allotment option is exercised in full) in a private placement.

On February 8, 2021, the Company completed the Proposed Offering (see Note 8 – Subsequent Events).

4. RELATED PARTY TRANSACTIONS

Founder Shares

During the period from December 4, 2020 (date of inception) to December 31, 2020, the Founder purchased 8,952,000 shares of common stock (the “Founder Shares”) for an aggregate purchase price of $25,000, or $0.0027927 per share. Subsequent to December 31, 2020, the Company issued 12,000 insider shares to Ms. Hayes, one of its independent directors and chairwoman of both the compensation and nominating and corporate governance committees, and 6,000 insider shares to Mr. Weightman, its Chief Financial Officer, solely in consideration of future services, pursuant to Insider Shares Grant Agreements dated February 8, 2021 between the Company and each of the Insiders (the “Insider Shares”). The Insider Shares are subject to forfeiture if the individual resigns or the services are terminated for cause prior to the completion of the Business Combination. The Founder Shares are identical to the common stock included in the Public Units sold in the Proposed Offering except that the Founder Shares are subject to certain transfer restrictions, as described in more detail below. The Founder has agreed to forfeit up to 1,170,000 Founder Shares to the extent that the over-allotment option is not exercised in full by the Underwriters. The forfeiture will be adjusted to the extent that the over-allotment option is not exercised in full by the Underwriters so that the Founder and Insiders will own 20% of the Company’s issued and outstanding shares after the Proposed Offering.

Private Placement

The Founder and the Underwriters agreed to purchase from the Company an aggregate of 850,000 and 249,600 units (the “Private Placement Units”), respectively, at a price of $10.00 per Private Placement Unit in a private placement (the “Private Placement”) that will occur simultaneously with the completion of the Proposed Offering. Each Private Placement Unit consists of one share of the Company’s common stock, $0.0001 par value and one-third (1/3) of one warrant (the “Private Placement Warrants”). Each whole Private Placement Warrant will be exercisable at $11.50 per share, and the exercise price of the Private Placement Warrants may be adjusted in certain circumstances as described in Note 3. Under the terms of the Warrant Agreement, the Company has agreed to use its best efforts to file a new registration statement under the Securities Act, following the completion of the Company’s Business Combination.

No fractional shares will be issued upon exercise of the Private Placement Warrants. If, upon exercise of the Private Placement Warrants, a holder would be entitled to receive a fractional interest in a share, the Company will, upon exercise, round down to the nearest whole number of shares of common stock to be issued to the Private Placement Warrant holder. Each Private Placement Warrant will become exercisable on the later of 30 days after the completion of the Company’s Business Combination or 12 months from the closing of the Proposed Offering and will expire five years after the completion of the Company’s Business Combination or earlier upon redemption or liquidation. However, if the Company does not complete a Business Combination on or prior to the 24-month period allotted to complete the Business Combination, the Private Placement Warrants will expire at the end of such period. If the Company is unable to deliver registered shares of common stock to the holder upon exercise of the Private Placement Warrants during the exercise period, there will be no net cash settlement of these Private Placement Warrants and the Private Placement Warrants will expire worthless, unless they may be exercised on a cashless basis in the circumstances described in the Warrant Agreement. Once the Private Placement Warrants become exercisable, the Company may redeem the outstanding Private Placement Warrants in whole and not in part at a price of $0.01 per Private Placement Warrant upon a minimum of 30 days’ prior written notice of redemption, only in the event that the last sale price of the Company’s shares of common stock equals or exceeds $18.00 per share for any 20 trading days within the 30-trading day period ending on the third trading day before the Company sends the notice of redemption to the Private Placement Warrant holders.

The Company’s Founder, the Insiders and the Underwriters have agreed not to transfer, assign or sell any of their respective Founder Shares, shares held by the Insiders, Private Placement Units, shares or other securities underlying such Private Placement Units that they may hold until the date that is (i) in the case of the Founder Shares or shares held by the Insiders, the earlier of (A) 12 months after the date of the consummation of the Company’s Business Combination or (B) subsequent to the Company’s Business Combination, (x) the date on which the last sale price of the Company’s common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 90 days after the Company’s Business Combination, or (y) the date on which the Company consummates a liquidation, merger, stock exchange or other similar transaction after the Company’s Business Combination which results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property, and (ii) in the case of the Private Placement Units and shares or other securities underlying such Private Placement Units, until 30 days after the completion of the Company’s Business Combination.

If the Company does not complete a Business Combination, then a portion of the proceeds from the sale of the Private Placement Units will be part of the liquidating distribution to the public stockholders.

On February 8, 2021, the Company completed the Proposed Offering and the Private Placement (see Note 8—Subsequent Events).

Registration Rights

The Company’s Founder, the Underwriters and the Insiders will be entitled to registration rights pursuant to a registration rights agreement signed on February 8, 2021. These holders will be entitled to make up to two demands, excluding short form registration demands, that the Company register such securities for sale under the Securities Act. In addition, these holders will have “piggy-back” registration rights to include their securities in other registration statements filed by the Company. The Company will bear the expenses incurred in connection with the filing of any such registration statements. There will be no penalties associated with delays in registering the securities under the proposed registration rights agreement.

Administrative Services Agreement and Other Agreements

The Company has agreed to pay $25,000 a month for office space, administrative services and secretarial support to an affiliate of the Founder, GigManagement, LLC. Services commenced on February 9, 2021, the date the securities were first listed on Nasdaq, and will terminate upon the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company.

Related Party Loan

The Company entered into a promissory note agreement with the Founder under which $125,000 was loaned to the Company for the payment of expenses related to the Proposed Offering. The promissory note was non-interest bearing and is unsecured and was repaid in full on February 10, 2021.

5. STOCKHOLDERS’ EQUITY

Common Stock

The authorized common stock of the Company includes up to 100,000,000 shares. Holders of the Company’s common stock are entitled to one vote for each share of common stock. As of December 31, 2020, there were 8,952,000 shares of common stock issued and 1,170,000 of which are forfeitable as described in Note 4.

Preferred Stock

The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the board of directors. As of December 31, 2020, there were no shares of preferred stock issued and outstanding.

6. FAIR VALUE MEASUREMENTS

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1:

Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:

Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3:	Unobservable inputs which are supported by little or no market activity and which are significant to the fair value of the assets or liabilities.

As of December 31, 2020, the Company had no financial assets or liabilities measured at fair value on a recurring basis.

7. INCOME TAX

The sources of loss before provision for income taxes are as follows for the period from December 4, 2020 (date of inception) through December 31, 2020:

Period from December 4, 2020 (date of inception) through December 31, 2020
Domestic	$(34,096)
Foreign	—

Total	$(34,096)

There was no provision for income taxes for the period from December 4, 2020 (date of inception) through December 31, 2020.

Reconciliation of the federal statutory income tax rate to the effective income tax rate is as follows:

Period from December 4, 2020 (date of inception) through December 31, 2020
Statutory income tax benefit	$(7,160)
State income taxes, net of federal	(2,381)
Valuation allowance on start-up costs	9,541

Provision for income taxes	$—

For the period from December 4, 2020 (date of inception) through December 31, 2020, the effective tax rate differs from the U.S. statutory rate primarily due to the valuation allowance on the start-up costs and tax expense associated with nondeductible permanent adjustments.

The tax effects of temporary differences that gave rise to significant portions of the deferred tax assets as of December 31, 2020 were as follows:

December 31, 2020
Deferred Tax Assets:
Start-up costs	$9,541
Valuation allowance	(9,541)

Net deferred tax assets	$—

As of December 31, 2020, the Company has recorded a valuation allowance of $9,541 to offset deferred tax assets related to its start-up costs. As of December 31, 2020, the Company has no unrecognized tax benefits for which a liability should be recorded. The Company records interest and penalties associated with unrecognized tax benefits as a component of tax expense. As of December 31, 2020, the Company has not accrued interest or penalties on unrecognized tax benefits, as there is no position recorded as of 2020. No changes to the uncertain tax position balance are anticipated within the next 12 months and are not expected to materially impact the financial statements.

8. SUBSEQUENT EVENTS

Strategic Services Agreement

On February 1, 2021, the Company entered into a Strategic Services Agreement with Mr. Weightman, its Chief Financial Officer, who holds 6,000 Insider Shares. Mr. Weightman is initially receiving $10,000 per month for his services and such amount could increase to up to $15,000 per month dependent upon the scope of services provided. The Company will pay Mr. Weightman for services rendered since February 1, 2021 and on a monthly basis thereafter for all services rendered after the consummation of the IPO.

Underwriters Agreement

The Company granted the Underwriters a 45-day option to purchase up to 4,680,000 additional Public Units to cover any over-allotments, at the initial public offering price less the underwriting discounts and commissions. On February 11, 2021, the over-allotment was exercised in full by the Underwriters.

The Company paid an underwriting discount of $0.20 per Public Unit offering price to the Underwriters at the closing of the IPO. The underwriting discount was paid in cash. In addition, the Company has agreed to pay deferred underwriting commissions of $0.35 per Public Unit, or $12,558,000 in the aggregate, including the Underwriters’ over-allotment option which was exercised in full. The deferred underwriting commission will become payable to the Underwriters from the amount held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement, including the performance of services specified therein. As further described in Note 4, the Underwriters have purchased 249,600 shares of common stock, for an aggregate purchase price of $2,496,000 in the Private Placement.

Stock Split

On February 8, 2021, the Company effected a 1.2:1 stock split of its common stock. All common stock share numbers and prices have been retroactively adjusted to reflect the stock split.

Offering

On February 8, 2021, the Securities and Exchange Commission declared the Company’s initial Registration Statement on Form S-1 (File No 333-252315), of $260.0 million, effective. The Company subsequently filed, on

February 8, 2021, a registration statement on Form S-1MEF (File No. 333-252867) pursuant to Rule 462(b) under the Securities Act, which was effective immediately upon filing, in order to increase the size of the IPO to $312.0 million.

On February 8, 2021, the Company entered into an underwriting agreement to conduct the IPO of 31,200,000 Public Units in the amount of $312.0 million in gross proceeds, with a 45-day option provided to the Underwriters to purchase up to 4,680,000 additional Public Units solely to cover over-allotments, if any, in the amount of up to $46.8 million in additional gross proceeds. Each Public Unit consists of one share of the Company’s common stock, $0.0001 par value, and one-third (1/3) of one Public Warrant. Each whole Public Warrant is exercisable for one share of common stock at a price of $11.50 per full share.

On February 11, 2021, the Company consummated the IPO of 35,880,000 Public Units, including the issuance of 4,680,000 Public Units as a result of the Underwriters’ exercise in full of their over-allotment option. The Public Units were sold at a price of $10.00 per Public Unit, generating gross proceeds to the Company of $358,800,000. Each Public Unit consists of one share of common stock and one-third (1/3) of a Public Warrant. Each whole Public Warrant is exercisable for one share of common stock at a price of $11.50 per full share. As a result, at least three Public Warrants must be exercised in order to obtain whole shares of common stock upon the exercise of the Public Warrants. Under the terms of the warrant agreement dated February 8, 2021 (the “Warrant Agreement”), the Company has agreed to use its best efforts to file a new registration statement under the Securities Act, following the completion of the Company’s Business Combination to register the shares of common stock underlying the Public Warrants.

Simultaneously with the closing of the IPO, the Company consummated the Private Placement of 1,099,600 Private Placement Units at a price of $10.00 per Private Placement Unit. The Company’s Sponsor purchased 850,000 Private Placement Units and the Underwriters purchased 249,600 Private Placement Units in the aggregate. The Private Placement generated aggregate gross proceeds of $10,996,000 consisting of $8,500,000 from the sale of the Private Placement Units to the Sponsor and $2,496,000 from the sale of the Private Placement Units to the Underwriters.

Following the closing of the IPO, net proceeds in the amount of $351,624,000 from the sale of the Public Units in the IPO and proceeds in the amount of $7,176,000 from the sale of Private Placement Units, for a total of $358,800,000, were placed in a Trust Account.

Transaction costs amounted to $20,399,474, consisting of $7,176,000 of underwriting fees, $12,558,000 of deferred underwriting fees and $665,474 of offering costs. The Company’s remaining cash after payment of the offering costs is held outside of the Trust Account for working capital purposes.

Amendment to Registration Rights Agreement

On March 31, 2021, the Company entered into an Amendment to Registration Rights Agreement with the Underwriters and the Insiders, in order to correct an inadvertent clerical error which resulted in an inconsistency between the agreement and the disclosure made in the prospectus for the IPO. The Company has corrected the error and conformed the Registration Rights Agreement signed on February 8, 2021, with the Company’s initial Registration Statement on Form S-1 (File No 333-252315).

Amendment to Insider Letter Agreement

On March 31, 2021, the Company entered into an Amendment to Insider Letter Agreement with the Underwriters and the Sponsor, in order to correct an inadvertent clerical error which resulted in an inconsistency between the agreement and the disclosure made in the prospectus for the IPO. The Company has corrected the error and conformed the Insider Letter Agreement with the Underwriters and the Sponsor signed on February 8, 2021, with the Company’s initial Registration Statement on Form S-1 (File No 333-252315).

GIGCAPITAL4, INC.

Condensed Balance Sheets

(Unaudited)

	March 31, 2021	December 31, 2020
ASSETS
Current Assets
Cash	$2,172,952	$150,000
Prepaid expenses	812,795	—

Total current assets	2,985,747	150,000
Cash and marketable securities held in Trust Account	358,801,671	—
Deferred offering costs	—	230,653
Interest receivable on cash and marketable securities held in Trust Account	3,250	—

TOTAL ASSETS	$361,790,668	$380,653

LIABILITIES, REDEEMABLE COMMON STOCK AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities
Accounts payable	$50,628	$34,395
Note payable to related parties	—	125,000
Payable to related parties	20,475	21
Accrued liabilities	362,745	230,333
Other current liabilities	1,468	—

Total current liabilities	435,316	389,749
Warrant liability	210,025	—
Deferred underwriting fee payable	12,558,000	—

Total liabilities	13,203,341	389,749

Commitments and contingencies (Note 5)
Common stock subject to possible redemption, 34,358,732 shares as of March 31, 2021, at a redemption value of $10.00 per share	343,587,320	—
Stockholders’ equity (deficit)
Preferred stock, par value of $0.0001 per share; 1,000,000 shares authorized; none issued or outstanding	—	—
Common stock, par value of $0.0001 per share; 100,000,000 shares authorized; 11,590,868 and 8,952,000 shares issued and outstanding as of March 31, 2021 and December 31, 2020, respectively(1)(2)	1,159	895
Additional paid-in capital	5,646,714	24,105
Accumulated deficit	(647,866)	(34,096)

Total stockholders’ equity (deficit)	5,000,007	(9,096)

TOTAL LIABILITIES, REDEEMABLE COMMON STOCK AND STOCKHOLDERS’ EQUITY (DEFICIT)	$361,790,668	$380,653

(1)	The December 31, 2020 share number excludes the 1,170,000 Founder shares subject to forfeiture if the over-allotment option was not exercised in full or in part by the underwriters.
(2)	December 31, 2020 share amounts have been retroactively adjusted to reflect the 1.2:1 stock split effected on February 8, 2021 (see Note 1).

The accompanying notes are an integral part of these condensed financial statements.

GIGCAPITAL4, INC.

Condensed Statement of Operations and Comprehensive Loss

(Unaudited)

For the Three Months Ended March 31, 2021
Revenues	$—
General and administrative expenses	595,106

Loss from operations	(595,106)
Other income (expense)
Interest income on cash and marketable securities held in Trust Account	4,921
Other expense	(22,117)

Loss before provision for income taxes	(612,302)
Provision for income taxes	1,468

Net loss and comprehensive loss	$(613,770)

Weighted-average common shares outstanding, basic and diluted	10,375,485

Net loss per share common share, basic and diluted	$(0.06)

The accompanying notes are an integral part of these condensed financial statements.

GIGCAPITAL4, INC.

Condensed Statement of Stockholders’ Equity (Deficit)

(Unaudited)

	Common Stock		Additional Paid-In Capital	Accumulated Deficit	Stockholders’ Equity (Deficit)
Three Months Ended March 31, 2021	Shares	Amount
Balance as of December 31, 2020(1)	8,952,000	$895	$24,105	$(34,096)	$(9,096)
Sale of common stock to Founder in private placement at $10 per share	850,000	85	8,499,915	—	8,500,000
Sale of common stock to Underwriters in private placement at $10 per share	249,600	25	2,495,975	—	2,496,000
Issuance of common stock to Insiders for no consideration	18,000	2	(2)	—	—
Sale of common stock in initial public offering, net of offering costs	35,880,000	3,588	338,398,513	—	338,402,101
Fair value of warrants	—	—	(187,908)	—	(187,908)
Shares subject to redemption	(34,358,732)	(3,436)	(343,583,884)	—	(343,587,320)
Net loss	—	—	—	(613,770)	(613,770)

Balance as of March 31, 2021	11,590,868	$1,159	$5,646,714	$(647,866)	$5,000,007

(1)	The December 31, 2020 share amounts have been retroactively adjusted to reflect the 1.2:1 stock split effected on February 8, 2021 (see Note 1).

The accompanying notes are an integral part of these condensed financial statements.

GIGCAPITAL4, INC.

Condensed Statement of Cash Flows

(Unaudited)

For the Three Months Ended March 31, 2021
OPERATING ACTIVITIES
Net loss	$(613,770)
Adjustments to reconcile net loss to net cash used in operating activities:
Change in fair value of warrant liability	22,117
Interest earned on cash and marketable securities held in Trust Account	(4,921)
Change in operating assets and liabilities:
Prepaid and other current assets	(812,795)
Accounts payable	26,553
Payable to related parties	20,454
Accrued liabilities	282,745
Other current liabilities	1,468

Net cash used in operating activities	(1,078,149)

INVESTING ACTIVITIES
Investment of cash in Trust Account	(358,800,000)

Net cash used in investing activities	(358,800,000)

FINANCING ACTIVITIES
Proceeds from sale of Units, net of underwriting discounts paid	351,624,000
Proceeds from sale of Private Placement Units to Founder	8,500,000
Proceeds from sale of Private Placement Units to Underwriters	2,496,000
Repayment of borrowing from a related party	(125,000)
Payment of offering costs	(593,899)

Net cash provided by financing activities	361,901,101

Net increase in cash during period	2,022,952
Cash, beginning of period	150,000

Cash, end of period	$2,172,952

SUPPLEMENTAL DISCLOSURE OF NON-CASH FINANCING ACTIVITIES
Offering costs included in accrued liabilities	$70,000

Fair value of warrant liability	$187,908

Deferred underwriting fee payable	$12,558,000

Change in value of common stock subject to possible redemption	$5,185,219

The accompanying notes are an integral part of these condensed financial statements.

GIGCAPITAL4, INC.

Notes to Unaudited Condensed Financial Statements

(Unaudited)

1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Organization and General

GigCapital4, Inc. (the “Company”) was incorporated in Delaware on December 4, 2020. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”). The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended (the “Securities Act”), as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”).

As of March 31, 2021, the Company had not commenced any operations. All activity for the period from December 4, 2020 (date of inception) through March 31, 2021 relates to the Company’s formation and the initial public offering (the “Offering”), as described in Note 3, and identifying a target Business Combination, as described below. The Company will not generate any operating revenues until after completion of its initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income on cash and cash equivalents from the proceeds derived from the Offering. The Company has selected December 31 as its fiscal year end.

On February 8, 2021, the Company effected a 1.2:1 stock split of its common stock. All common stock share numbers and prices have been retroactively adjusted to reflect the stock split.

On February 8, 2021, the registration statement on Form S-1 (File No. 333-252315), as amended (the “Registration Statement”), relating to the initial public offering (the “IPO”) of GigCapital4, Inc., a Delaware corporation (the “Company”) was declared effective by the U.S. Securities and Exchange Commission, and the Company subsequently filed, on February 8, 2021, a registration statement on Form S-1MEF (File No. 333-252867) pursuant to Rule 462(b) under the Securities Act of 1933, as amended, which was effective immediately upon filing in order to increase the size of the IPO. The Company concurrently entered into an underwriting agreement on February 8, 2021 to conduct the Offering, the closing of which was consummated on February 11, 2021 with the delivery of 35,880,000 units (the “Units”). The Units sold in the Offering consisted of the securities described in Note 3. The Offering generated gross proceeds of $358,800,000.

Simultaneously with the closing of the Offering, the Company consummated the closing of a private placement sale (the “Private Placement”) of 1,099,600 units (the “Private Placement Units”), at a price of $10.00 per Private Placement Unit. The Company’s sponsor, GigAcquisitions4, LLC, a Delaware limited liability company (the “Founder”) purchased 850,000 Private Placement Units and Oppenheimer & Co. Inc. and Nomura Securities International, Inc. (collectively, the “Underwriters”) purchased 249,600 Private Placement Units in the aggregate. The Private Placement Units consisted of the securities described in Note 4. The closing of the Private Placement generated gross proceeds of $10,996,000 consisting of $8,500,000 from the sale of the Private Placement Units to the Founder and $2,496,000 from the sale of Private Placement Units to the Underwriters.

Following the closing of the Offering, net proceeds in the amount of $351,624,000 from the sale of the Units and proceeds in the amount of $7,176,000 from the sale of Private Placement Units, for a total of $358,800,000, were placed in a trust account (“Trust Account”), which is described further below.

Transaction costs for the offering amounted to $20,397,899, consisting of $7,176,000 of underwriting fees, $12,558,000 of deferred underwriting fees and $663,899 of offering costs. The Company’s remaining cash after payment of the offering costs will be held outside of the Trust Account for working capital purposes.

The Trust Account

The funds in the Trust Account have been invested only in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940 which invest only in direct U.S. government obligations. Funds will remain in the Trust Account until the earlier of (i) the consummation of the Business Combination or (ii) the distribution of the Trust Account as described below. The remaining proceeds from the Offering outside the Trust Account may be used to pay for business, legal and accounting due diligence expenses on acquisition targets and continuing general and administrative expenses.

The Company’s amended and restated certificate of incorporation provides that, other than the withdrawal of interest to pay taxes, none of the funds held in the Trust Account will be released until the earlier of: (i) the completion of the Business Combination; (ii) the redemption of 100% of the shares of common stock included in the units sold in the Offering (the “public shares”) if the Company is unable to complete a Business Combination within 24 months from the closing of the Offering on February 11, 2021; or (iii) the redemption of the public shares in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation to modify the substance or timing of the Company’s obligation to redeem 100% of its public shares if it does not complete its initial Business Combination within 24 months from the closing of the Offering on February 11, 2021.

Business Combination

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Offering, although substantially all of the net proceeds of the Offering are intended to be generally applied toward consummating a business combination with (or acquisition of) a target business (“Target Business”). As used herein, Target Business must be with one or more target businesses that together have a fair market value equal to at least 80% of the balance in the Trust Account (less taxes payable on interest earned at the time the Company signs a definitive agreement in connection with the business combination). There is no assurance that the Company will be able to successfully effect a business combination.

The Company, after signing a definitive agreement for a business combination, will either (i) seek stockholder approval of the business combination at a meeting called for such purpose in connection with which stockholders may seek to redeem their shares, regardless of whether they vote for or against the business combination, for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the initial business combination, including interest but less taxes payable or (ii) provide stockholders with the opportunity to have their shares redeemed by the Company by means of a tender offer (and thereby avoid the need for a stockholder vote) for an amount in cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to commencement of the tender offer, including interest but less taxes payable. The decision as to whether the Company will seek stockholder approval of the business combination or will allow stockholders to redeem their shares to the Company in a tender offer will be made by the Company, solely in its discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would otherwise require the Company to seek stockholder approval unless a vote is required by Nasdaq rules. If the Company seeks stockholder approval, it will complete its business combination only if a majority of the outstanding shares of common stock voted are voted in favor of the business combination. However, in no event will the Company redeem its public shares in an amount that would cause its net tangible assets to be less than $5,000,001 upon consummation of a business combination. In such case, the Company would not proceed with the redemption of its public shares and the related business combination, and instead may search for an alternate business combination.

If the Company holds a stockholder vote or there is a tender offer for shares in connection with a business combination, a public stockholder will have the right to redeem its shares for an amount in cash equal to its pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the initial business combination, including interest but less taxes payable. As a result, such shares of common stock have been recorded at their redemption amount and classified as temporary equity. The amount held in the Trust Account as of March 31, 2021 was $358,801,671, which represents cash and marketable securities of $358,800,000 from the sale of 35,880,000 Units at $10.00 per public share, net of underwriting fees of $7,176,000, the sale of 249,600 Private Placement Units to the Underwriters at $10.00 per Private Placement Unit, the sale of 850,000 Private Placement Units at $10.00 per Private Placement Unit, net of cash reserved for operating needs of the Company, and $1,671 of interest income earned on these holdings.

Additionally, there was $3,250 of interest accrued, but not yet credited to the Trust Account, which was recorded in the condensed balance sheet as interest receivable on cash and marketable securities held in the Trust Account as of March 31, 2021.

The Company will have 24 months from February 11, 2021, the closing date of the Offering, to complete its initial business combination. If the Company does not complete a business combination within this period of time, it shall (i) cease all operations except for the purposes of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the public shares of common stock for a per share pro rata portion of the Trust Account, including interest, but less taxes payable (less up to $100,000 of such net interest to pay dissolution expenses) and (iii) as promptly as possible following such redemption, dissolve and liquidate the balance of the Company’s net assets to its creditors and remaining stockholders, as part of its plan of dissolution and liquidation. The Founder, the Underwriters, Ms. Hayes and Mr. Weightman (the “Insiders” as it relates to Ms. Hayes and Mr. Weightman) have entered into letter agreements with the Company, pursuant to which they have agreed to waive their rights to participate in any redemption with respect to their initial shares; however, if the Founder, the Underwriters, the Insiders or any of the Company’s officers, directors or affiliates acquired shares of common stock after the Offering, they will be entitled to a pro rata share of the Trust Account upon the Company’s redemption or liquidation in the event the Company does not complete a business combination within the required time period.

In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per Unit.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying unaudited condensed interim financial statements of the Company are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”) pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”) and reflect all adjustments, consisting only of normal recurring adjustments, which are, in the opinion of management, necessary for a fair presentation of the financial position as of March 31, 2021, and the results of operations and cash flows for the periods presented. Certain information and disclosures normally included in financial statements prepared in accordance with GAAP have been omitted pursuant to such rules and regulations.

The accompanying unaudited condensed interim financial statements should be read in conjunction with the Company’s annual report on Form 10-K filed with the SEC on March 31, 2021. The results of operations for the interim periods presented are not necessarily indicative of the results to be expected for the year ending December 31, 2021 or for any future interim periods.

Emerging Growth Company

Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a

Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when an accounting standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised accounting standard at the time private companies adopt the new or revised standard.

Net Loss Per Share of Common Stock

Net loss per share of common stock is computed by dividing net loss by the weighted-average number of shares of common stock outstanding for the period. The Company applies the two-class method in calculating the net loss per common share. Shares of common stock subject to possible redemption as of March 31, 2021 have been excluded from the calculation of the basic net loss per share since such shares, if redeemed, only participate in their pro rata share of the Trust Account earnings. When calculating its diluted net loss per share, the Company has not considered the effect of (i) the incremental number of shares of common stock to settle warrants sold in the Offering and Private Placement, as calculated using the treasury stock method and (ii) the shares issued to the Insiders representing 18,000 shares of common stock underlying restricted stock awards for the periods they were outstanding. Since the Company was in a net loss position during the period after deducting net income attributable to common stock subject to redemption, diluted net loss per common share is the same as basic net loss per common share for the period presented as the inclusion of all potential common shares outstanding would have been anti-dilutive.

Reconciliation of Net Loss Per Common Share

In accordance with the two-class method, the Company’s net loss is adjusted for net income that is attributable to common stock subject to redemption, as these shares only participate in the income of the Trust Account and not the losses of the Company. Accordingly, net loss per common share, basic and diluted, is calculated as follows:

For the Three Months Ended March 31, 2021
Net loss	$(613,770)
Less: net income attributable to common stock subject to redemption	(2,582)

Net loss attributable to common stockholders	$(616,352)

Weighted-average common shares outstanding, basic and diluted	10,375,485

Net loss per share common share, basic and diluted	$(0.06)

Cash and Cash Equivalents

The Company considers all short-term investments with a maturity of three months or less when purchased to be cash equivalents. The Company maintains cash balances that at times may be uninsured or in deposit accounts that exceed Federal Deposit Insurance Corporation limits. The Company maintains its cash deposits with major financial institutions.

Cash and Marketable Securities Held in Trust Account

As of March 31, 2021, the assets held in the Trust Account consisted of money market funds investing in U.S. Treasury Bills and cash.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of a cash account in a financial institution, which at times, may exceed federally insured limits. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Financial Instruments

The fair value of the Company’s assets and liabilities approximates the carrying amounts represented in the condensed balance sheet primarily due to their short-term nature.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Offering Costs

Offering costs in the amount of $20,397,899 consist of legal, accounting, underwriting fees and other costs incurred through the balance sheet date that are directly related to the Offering. Offering costs were charged to stockholders’ equity and recorded in additional paid-in capital as a reduction to the gross proceeds received upon completion of the Offering.

Common Stock Subject to Possible Redemption

Common stock subject to mandatory redemption (if any) is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The Company’s common stock features certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, as of March 31, 2021, common stock subject to possible redemption is presented as temporary equity, outside of the stockholders’ equity section of the Company’s condensed balance sheet.

Stock-based Compensation

Stock-based compensation related to restricted stock awards are based on fair value of common stock on the grant date. The shares underlying the Company’s restricted stock awards are subject to forfeiture if these individuals resign or are terminated for cause prior to the completion of the Business Combination. Therefore, the related stock-based compensation will be recognized upon the completion of a Business Combination, unless the related shares are forfeited prior to a Business Combination occurring.

Income Taxes

The Company follows the asset and liability method of accounting for income taxes. Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

The Company prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. There were no unrecognized tax benefits as of March 31, 2021. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties as of March 31, 2021. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

Warrant Liability

The Company accounts for warrants for shares of the Company’s common stock that are not indexed to its own stock as liabilities at fair value on the condensed balance sheet. The warrants are subject to remeasurement at each balance sheet date and any change in fair value is recognized as a component of other expense on the condensed statement of operations and comprehensive loss. The Company will continue to adjust the liability for changes in fair value until the earlier of the exercise or expiration of the common stock warrants. At that time, the portion of the warrant liability related to the common stock warrants will be reclassified to additional paid-in capital.

Recent Accounting Pronouncements

The Company does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s condensed financial statements.

3. OFFERING

On February 11, 2021, the Company completed the closing of the Offering whereby the Company sold 35,880,000 Units, including the issuance of 4,680,000 Units as a result of the underwriters’ exercise in full of their over-allotment option, at a price of $10.00 per Unit. Each Unit consists of one share of the Company’s common stock, $0.0001 par value (“Common Stock”), and one-third (1/3) of one redeemable warrant (a “Public Warrant”). Each whole Public Warrant is exercisable for one share of Common Stock at a price of $11.50 per full share. As a result, increments of three Public Warrants must be exercised in order to obtain whole shares of Common Stock upon the exercise of the Public Warrants. The exercise price of the Public Warrants may be adjusted in certain circumstances as discussed in Note 6. Under the terms of the warrant agreement (the “Warrant Agreement”), the Company has agreed to use its best efforts to file a new registration statement under the Securities Act, following the completion of the Company’s Business Combination.

No fractional shares will be issued upon exercise of the Public Warrants. If, upon exercise of the Public Warrants, a holder would be entitled to receive a fractional interest in a share, the Company will, upon exercise, round down to the nearest whole number the number of shares of Common Stock to be issued to the Public Warrant holder. Each Public Warrant will become exercisable on the later of 30 days after the completion of the Company’s Business Combination or 12 months from the closing of the Offering and will expire five years after the completion of the Company’s Business Combination or earlier upon redemption or liquidation. However, if the Company does not complete a Business Combination on or prior to the 24-month period allotted to complete the Business Combination, the Public Warrants will expire at the end of such period. If the Company is unable to deliver registered shares of Common Stock to the holder upon exercise of the Public Warrants during the exercise period, there will be no net cash settlement of these Public Warrants and the Public Warrants will expire worthless, unless they may be exercised on a cashless basis in the circumstances described in the Warrant Agreement. Once the Public Warrants become exercisable, the Company may redeem the outstanding Public Warrants in whole and not in part at a price of $0.01 per Public Warrant upon a minimum of 30 days’ prior written notice of redemption, only in the event that the last sale price of the Company’s shares of Common Stock equals or exceeds $18.00 per share for any 20 trading days within the 30-trading day period ending on the third trading day before the Company sends the notice of redemption to the Public Warrant holders.

On March 26, 2021, the Company announced that the holders of the Company’s Units may elect to separately trade the securities underlying such Units which commenced on April 1, 2021. Any Units not separated will continue to trade on the Nasdaq under the symbol “GIGGU”. Any underlying shares of Common Stock and warrants that are separated will trade on the Nasdaq under the symbols “GIG,” and “GIGGW”, respectively.

4. RELATED PARTY TRANSACTIONS

Founder Shares

During the period from December 4, 2020 (date of inception) to December 31, 2020, the Founder purchased 8,952,000 shares of Common Stock (the “Founder Shares”) for an aggregate purchase price of $25,000, or $0.0027927 per share. Subsequent to December 31, 2020, the Company issued 12,000 insider shares to Ms. Hayes, one of its independent directors and chairwoman of both the compensation and nominating and corporate governance committees, and 6,000 insider shares to Mr. Weightman, its Chief Financial Officer, solely in consideration of future services, pursuant to Insider Shares Grant Agreements dated February 8, 2021 between the Company and each of the Insiders (the “Insider Shares”). The Insider Shares are subject to forfeiture if the individual resigns or the services are terminated for cause prior to the completion of the Business Combination. The Founder Shares are identical to the Common Stock included in the Public Units sold in the Offering except that the Founder Shares are subject to certain transfer restrictions, as described in more detail below.

Private Placement

The Founder and the Underwriters purchased from the Company an aggregate of 850,000 and 249,600 Private Placement Units, respectively, at a price of $10.00 per Unit in a private placement that occurred simultaneously with the completion of the closing of the Offering. Each Private Placement Unit consists of one share of the Company’s Common Stock, and one-third (1/3) of one warrant (a “Private Placement Warrant”). Each whole Private Placement Warrant will be exercisable for $11.50 per share, and the exercise price of the Private Placement Warrants may be adjusted in certain circumstances as described in Note 6.

No fractional shares will be issued upon exercise of the Private Placement Warrants. If, upon exercise of the Private Placement Warrants, a holder would be entitled to receive a fractional interest in a share, the Company will, upon exercise, round down to the nearest whole number the number of shares of Common Stock to be issued to the Private Placement Warrant holder. Each Private Placement Warrant will become exercisable on the later of 30 days after the completion of the Company’s Business Combination or 12 months from the closing of the Offering and will expire five years after the completion of the Company’s Business Combination or earlier upon redemption or liquidation. However, if the Company does not complete a Business Combination on or prior to the 24-month period allotted to complete the Business Combination, the Private Placement Warrants will expire at the end of such period. If the Company is unable to deliver registered shares of Common Stock to the holder upon exercise of the Private Placement Warrants during the exercise period, there will be no net cash settlement of these Private Placement Warrants and the Private Placement Warrants will expire worthless, unless they may be exercised on a cashless basis in the circumstances described in the Warrant Agreement. Once the Private Placement Warrants become exercisable, the Company may redeem the outstanding Private Placement Warrants in whole and not in part at a price of $0.01 per Private Placement Warrant upon a minimum of 30 days’ prior written notice of redemption, only in the event that the last sale price of the Company’s shares of Common Stock equals or exceeds $18.00 per share for any 20 trading days within the 30-trading day period ending on the third trading day before the Company sends the notice of redemption to the Private Placement Warrant holders.

The Company’s Founder, the Insiders and the Underwriters have agreed not to transfer, assign or sell any of their respective Founder Shares, shares held by the Insiders, Private Placement Units, shares or other securities underlying such Private Placement Units that they may hold until the date that is (i) in the case of the Founder Shares or shares held by the Insiders, the earlier of (A) 12 months after the date of the consummation of the Company’s Business Combination or (B) subsequent to the Company’s Business Combination, (x) the date on which the last sale price of the Company’s common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 90 days after the Company’s Business Combination, or (y) the date on which the Company consummates a liquidation, merger, stock exchange or other similar transaction after the Company’s Business Combination which results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property, and (ii) in the case of the Private Placement Units and shares or other securities underlying such Private Placement Units, until 30 days after the completion of the Company’s Business Combination.

If the Company does not complete a Business Combination, then a portion of the proceeds from the sale of the Private Placement Units will be part of the liquidating distribution to the public stockholders.

Registration Rights

The Company’s Founder, the Underwriters and the Insiders will be entitled to registration rights pursuant to a registration rights agreement signed on February 8, 2021. These holders will be entitled to make up to two demands, excluding short form registration demands, that the Company register such securities for sale under the Securities Act. In addition, these holders will have “piggy-back” registration rights to include their securities in other registration statements filed by the Company. The Company will bear the expenses incurred in connection with the filing of any such registration statements. There will be no penalties associated with delays in registering the securities under the registration rights agreement.

Administrative Services Agreement and Other Agreements

The Company agreed to pay $25,000 a month for office space, administrative services and secretarial support to an affiliate of the Founder, GigManagement, LLC. Services commenced on February 9, 2021, the date the securities were first listed on the Nasdaq, and will terminate upon the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company.

5. COMMITMENTS AND CONTINGENCIES

Registration Rights

The Company’s Founder, the Underwriters and the Insiders will be entitled to registration rights pursuant to a registration rights agreement signed on February 8, 2021. These holders will be entitled to make up to two demands, excluding short form registration demands, that the Company register such securities for sale under the Securities Act. In addition, these holders will have “piggy-back” registration rights to include their securities in other registration statements filed by the Company. The Company will bear the expenses incurred in connection with the filing of any such registration statements. There will be no penalties associated with delays in registering the securities under the registration rights agreement.

Underwriters Agreement

The Company granted the underwriters a 45-day option to purchase up to 4,680,000 additional Units to cover any over-allotments, at the Offering price less underwriting discounts and commissions, and such option was exercised in full on February 11, 2021, as described in Note3.

The Company paid an underwriting discount of $0.20 per Unit to the Underwriters at the closing of the Offering. The underwriting discount was paid in cash. In addition, the Company has agreed to pay deferred underwriting commissions of $0.35 per Unit, or $12,558,000, including the Underwriters’ over-allotment option which was exercised in full. The deferred underwriting commission will become payable to the Underwriters from the amount held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement, including the performance of services described below. As further described in Note 4, the Underwriters have purchased 249,600 Private Placement Units, of which each Private Placement Unit consists of one share of the Company’s Common Stock, and one-third (1/3) of one Private Placement Warrant, for an aggregate purchase price of $2,496,000.

The Underwriters will use their commercially reasonable efforts to provide the Company with the following services: 1) originating and introducing the Company to potential targets for a Business Combination; 2) arranging institutional investor meetings on the Company’s behalf in connection with obtaining financing for the Business Combination; 3) assisting the Company in meeting its securities exchange listing requirements following the closing of the Offering; and 4) providing capital markets advice and liquidity to the Company following the closing of the Offering. If the Company uses its best efforts (and the Underwriters use commercially reasonable efforts) to obtain financing in private placements or privately negotiated transactions, but notwithstanding such efforts, the Company does not have sufficient cash necessary to consummate the Business Combination and pay the deferred underwriting commission, the Company and the Underwriters will cooperate in good faith to come to a mutually-satisfactory solution with respect to the payment of the deferred underwriting commission so as to ensure that the Company’s obligation to pay the deferred underwriting commission shall not impede the closing of the Business Combination.

Related Party Loan

The Company entered into a promissory note agreement with the Founder under which $125,000 was loaned to the Company for the payment of expenses related to the Offering. The promissory note was non-interest bearing, unsecured and was repaid on February 11, 2021.

6. STOCKHOLDERS’ EQUITY

Common Stock

The authorized Common Stock of the Company includes up to 100,000,000 shares. Holders of the Company’s Common Stock are entitled to one vote for each share of Common Stock. As of March 31, 2021, there were 11,590,868 shares of Common Stock issued and outstanding and not subject to possible redemption. There were 34,358,732 shares of Common Stock subject to possible redemption issued and outstanding as of March 31, 2021.

Preferred Stock

The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors. As of March 31, 2021, there were no shares of preferred stock issued and outstanding.

Warrants (Public Warrants and Private Placement Warrants)

Warrants will be exercisable for $11.50 per share, and the exercise price and number of warrant shares issuable on exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, extraordinary dividend or recapitalization, reorganization, merger or consolidation of the Company. In addition, if (x) the Company issues additional shares of Common Stock or equity-linked securities for capital raising purposes in connection with the closing of its initial Business Combination at an issue price or effective issue price of less than $9.20 per share of Common Stock (with such issue price or effective issue price to be determined in good faith by the Company’s Board of Directors, and in the case of any such issuance to the Company’s Founder or its affiliates, without taking into account any Founder Shares held by it prior to such issuance), (y) the aggregate gross proceeds from such issuances represent more than 65% of the total equity proceeds, and interest thereon, available for the funding of the Company’s initial Business Combination on the date of the consummation of its initial Business Combination (net of redemptions), and (z) the volume weighted average trading price of the Company’s common stock during the 20 trading-day period starting on the trading day prior to the day on which the Company consummates its initial Business Combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the greater of (i) the Market Value or (ii) the price at which the Company issues the additional shares of common stock or equity-linked securities.

Each warrant will become exercisable on the later of 30 days after the completion of the Company’s initial Business Combination or 12 months from the closing of the Offering and will expire five years after the completion of the Company’s initial Business Combination or earlier upon redemption. However, if the Company does not complete its initial Business Combination on or prior to the 24-month period allotted to complete the Business Combination, the warrants will expire at the end of such period. If the Company is unable to deliver registered shares of Common Stock to the holder upon exercise of the warrants during the exercise period, there will be no net cash settlement of these warrants and the warrants will expire worthless, unless they may be exercised on a cashless basis in the circumstances described in the Warrant Agreement. Once the warrants become exercisable, the Company may redeem the outstanding warrants in whole and not in part at a price of $0.01 per warrant upon a minimum of 30 days’ prior written notice of redemption, only in the event that the last sale price of the Company’s shares of Common Stock equals or exceeds $18.00 per share for any 20 trading days within the 30-trading day period ending on the third trading day before the Company sends the notice of redemption to the warrant holders.

Under the terms of the Warrant Agreement, the Company has agreed to use its best efforts to file a new registration statement under the Securities Act, following the completion of the Company’s initial Business Combination, for the registration of the shares of Common Stock issuable upon exercise of the warrants included in the Units and Private Placement Units.

As of March 31, 2021, there were 12,326,533 warrants outstanding.

Stock-based Compensation

Also included in the outstanding shares of Common Stock are 18,000 shares issued in consideration of future services to the Insiders, who are non-employee consultants. These shares are subject to forfeiture if the individuals resign or are terminated for cause prior to the completion of the Business Combination. If an initial Business Combination occurs and these shares have not been previously forfeited, the fair value of the Common Stock on the date the shares vest will be recognized as stock-based compensation in the Company’s condensed statement of operations and comprehensive loss when the completion of the Business Combination becomes probable.

7. FAIR VALUE MEASUREMENTS

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1: Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2: Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3: Unobservable inputs which are supported by little or no market activity and which are significant to the fair value of the assets or liabilities.

The Company has determined that the warrants issued as part of the Private Placement Units are subject to treatment as a liability. As the transfer of these warrants to anyone other than the purchasers or their permitted transferees, would result in these warrants having substantially the same terms as the warrants issued in the Offering, the Company has determined the fair value of each warrant using a Black-Scholes option-pricing model, which requires the use of significant unobservable market values. Accordingly, the warrants issued as part of the Private Placement Units are classified as Level 3 financial instruments.

The following table presents information about the Company’s assets that are measured at fair value on a recurring basis as of March 31, 2021, and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:

Description:	Level	March 31, 2021
Assets:
Cash and marketable securities held in Trust Account	1	$358,801,671

Liabilities:
Warrant liability	3	$210,025

The fair value of the warrants was estimated using the following assumptions:

	As of February 9, 2021	As of March 31, 2021
Stock Price	$9.83	$9.81
Volatility	10.00%	10.00%
Risk free interest rate	0.62%	1.06%
Exercise price	$11.50	$11.50
Time to maturity—years	6.0	5.9

The change in the fair value of the Level 3 warrant liability during the three months ended March 31, 2021 is as follows:

Three Months Ended March 31, 2021
Fair value—beginning of period	$—
Additions	187,908
Change in fair value	22,117

Fair value—end of period	$210,025

The marketable securities held in the Trust Account are considered trading securities as they are generally used with the objective of generating profits on short-term differences in price and therefore, the realized and unrealized gain and loss are recorded in the condensed statement of operations and comprehensive loss for the period presented.

Additionally, there was $3,250 of interest accrued, but not yet credited to the Trust Account, which was recorded in the condensed balance sheet in interest receivable on cash and marketable securities held in the Trust Account as of March 31, 2021.

BigBear.ai Holdings, LLC and Subsidiaries

Financial Statements as of and for the periods ended December 31, 2020, December 2019 and December 31, 2018

Index to Consolidated Financial Statements

BigBear.ai Holdings, LLC

Report of Independent Registered Public Accounting Firm	F-38

Combined Balance Sheets as of December 31, 2020 and December 31, 2019	F-39

Combined Statements of Operations for the Years Ended December 31, 2020, December 31, 2019 and December 31, 2018	F-40

Combined Statements of Members’ Equity for the Years Ended December 31, 2020, December 31, 2019 and December 31, 2018	F-41

Combined Statements of Changes in Members’ Equity for the Years Ended December 31, 2020, December 31, 2019 and December 31, 2018	F-42

Combined Statements of Cash Flows for the Years Ended December 31, 2020, December 31, 2019 and December 31, 2018	F-43

Notes to Combined Financial Statements	F-44

BigBear.ai Holdings, LLC (Unaudited)

NuWave Solutions, LLC

Open Solutions Group, LLC

ProModel (a carve out of ProModel Government Solutions Inc.)

BigBear.ai Holdings, LLC—Report of Independent Registered Public Accounting Firm

Board of Directors and Shareholders

BigBear.ai Holdings, LLC

Opinion on the financial statements

We have audited the accompanying combined balance sheets of BigBear.ai Holdings, LLC (a Delaware Limited Liability Company) and subsidiaries (the “Company”) as of December 31, 2020 (Successor) and 2019 (Predecessor), and the related combined statements of operations, changes in members’ equity, and cash flows for the period from May 22, 2020 through December 31, 2020 (Successor) and the combined statements of operations, changes in members’ equity and cash flows for the period from January 1, 2020 through October 22, 2020, and for the years ended December 31, 2019 and 2018 (collectively the Predecessor) and the related notes (collectively referred to as the “financial statements”). In our opinion, the combined financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 (Successor) and 2019 (Predecessor), and the results of their operations and their cash flows for the period from May 22, 2020 through December 31, 2020 (Successor), the period from January 1, 2020 to October 22, 2020 and for the years ended December 31, 2019 and 2018 (collectively the Predecessor), in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ GRANT THORNTON LLP

We have served as the Company’s auditor since 2021.

Arlington, Virginia

August 6, 2021

BIGBEAR.AI HOLDINGS, LLC

COMBINED BALANCE SHEETS

(in thousands)

	Successor	Predecessor
	December 31, 2020	December 31, 2019
Assets
Current assets:
Cash and cash equivalents	$9,704	$1,644
Accounts receivable, less allowance for doubtful accounts of $43 as of December 31, 2020 and $0 as of December 31, 2019	21,426	13,528
Contract assets	2,575	269
Prepaid expenses and other current assets	641	310

Total current assets	34,346	15,751

Non-current assets:
Property and equipment, net	863	149
Goodwill	91,271	—
Intangible assets, net	90,498	—
Deferred tax assets	794	—
Other non-current assets	593	48

Total Assets	$218,365	$15,948

Liabilities and members’ equity
Current liabilities:
Accounts payable	$2,731	$1,080
Short-term debt, including current portion of long-term debt	1,100	—
Accrued liabilities	7,270	3,054
Contract liabilities	541	—
Other current liabilities	413	120

Total current liabilities	12,055	4,254

Non-current liabilities:
Long-term debt	105,894	—
Deferred tax liabilities	—	19
Other non-current liabilities	19	—

Total liabilities	117,968	4,273

Commitments and contingencies (Note L)

Equity:
Members’ contribution	108,235	4,998
(Accumulated deficit) / retained earnings	(7,838)	6,677

Total equity	100,397	11,675

Total liabilities and members’ equity	$218,365	$15,948

The accompanying notes to the financial statements are an integral part of these statements.

BIGBEAR.AI HOLDINGS, LLC

COMBINED STATEMENTS OF OPERATIONS

(in thousands, except unit and per unit data)

	Successor	Predecessor
	Period from May 22, 2020 through December 31, 2020	Period from January 1, 2020 through October 22, 2020	Year ended December 31, 2019	Year ended December 31, 2018
Revenues	$31,552	$59,765	$73,626	$49,439
Cost of revenues	22,877	46,755	56,130	37,702

Gross margin	8,675	13,010	17,496	11,737
Operating expenses:
Selling, general and administrative	7,909	7,632	11,004	7,820
Research and development	530	85	110	—
Transaction expenses	10,091	—	—	—

Operating (loss) income	(9,855)	5,293	6,382	3,917
Interest expense	616	1	127	42

(Loss) income before taxes	(10,471)	5,292	6,255	3,875
Income tax (benefit) expense	(2,633)	3	9	12

Net (loss) income	$(7,838)	$5,289	$6,246	$3,863

Basic net loss per Unit	$(78)
Diluted net loss per Unit	$(78)
Weighted-average Units outstanding:
Basic	100
Diluted	100

The accompanying notes to the financial statements are an integral part of these statements.

BIGBEAR.AI HOLDINGS, LLC

COMBINED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY

(in thousands, except unit data)

For the Predecessor 2018 Period, Predecessor 2019 Period and the Predecessor 2020 Period

	Class A Units	Class B Units	Members’ contribution	Retained earnings	Total members’ equity
As of December 31, 2017 (Predecessor)	900	—	$4,894	$—	$4,894

Net income	—	—	—	3,863	3,863
Distribution	—	—	—	(2,593)	(2,593)

As of December 31, 2018 (Predecessor)	900	—	4,894	1,270	6,164

Net income	—	—	—	6,246	6,246
Class B Units vested	—	10	—	—	—
Equity-based compensation expense	—	—	104	—	104
Distribution	—	—	—	(839)	(839)

As of December 31, 2019 (Predecessor)	900	10	4,998	6,677	11,675

Net income	—	—	—	5,289	5,289
Equity-based compensation expense	—	—	80	—	80
Distribution	—	—	—	(9,773)	(9,773)

As of October 22, 2020 (Predecessor)	900	10	$5,078	$2,193	$7,271

BIGBEAR.AI HOLDINGS, LLC

COMBINED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY

(in thousands, except unit data)

For the Successor 2020 Period

	Units	Members’ contribution	Accumulated deficit	Total members’ equity
As of May 22, 2020 (Successor)	—	$—	$—	$—
Net (loss)	—	—	(7,838)	(7,838)
Parent’s contributions for acquisitions	—	13,188	—	13,188
Parent’s contributions	100	95,047	—	95,047

As of December 31, 2020 (Successor)	100	$108,235	$(7,838)	$100,397

The accompanying notes to the financial statements are an integral part of these statements.

BIGBEAR.AI HOLDINGS, LLC

COMBINED STATEMENTS OF CASH FLOWS

(in thousands)

	Successor	Predecessor
	Period from May 22, 2020 through December 31, 2020	Period from January 1, 2020 through October 22, 2020	Year ended December 31, 2019	Year ended December 31, 2018
Cash flows from operating activities:
Net (loss) income	$(7,838)	$5,289	$6,246	$3,863
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization expense	1,028	52	50	50
Amortization of debt issuance costs	17	—	—	—
Equity-based compensation expense	—	80	104	—
Provision for doubtful accounts	43	—	—	—
Deferred income tax (benefit) expense	(2,637)	(8)	(2)	7
Changes in assets and liabilities:
Accounts receivable	(4,000)	6,818	(2,488)	(3,492)
Contract assets	3,868	(4,300)	(127)	(129)
Prepaid expenses and other assets	(453)	(29)	(59)	(47)
Accounts payable	1,111	51	(349)	581
Accrued liabilities	1,224	504	735	954
Contract liabilities	40	—	—	—
Other liabilities	181	157	11	97

Net cash (used in) provided by operating activities	(7,416)	8,614	4,121	1,884

Cash flows from investing activities:
Acquisition of businesses, net of cash acquired	(184,714)	—	—	—
Purchases of property and equipment	(155)	(121)	(18)	(60)

Net cash used in investing activities	(184,869)	(121)	(18)	(60)

Cash flows from financing activities:
Proceeds from term loan	107,249	—	—	—
Proceeds from promissory notes	91,283	—	—	—
Repayment of promissory notes	(91,283)	—	—	—
Proceeds from short-term borrowings	4,000	2,000	—	2,000
Repayment of short-term borrowings	(4,000)	(2,000)	(2,000)	(2,000)
Payment of debt issuance costs to third parties	(307)	—	—	—
Distributions to members	—	(9,773)	(839)	(2,593)
Parent’s contribution	95,047	—	—	—

Net cash provided by (used in) financing activities	201,989	(9,773)	(2,839)	(2,593)

Net increase (decrease) in cash and cash equivalents	9,704	(1,280)	1,264	(769)
Cash and cash equivalents at beginning of year	—	1,644	380	1,149

Cash and cash equivalents at end of year	$9,704	$364	$1,644	$380

Cash paid during the period for:
Interest	$384	$1	$127	$42
Income taxes	$—	$9	$5	$2
Supplemental disclosures—non-cash activities:
Non-cash investing activity:
Parent units issued for acquisitions	$13,188	$—	$—	$—

The accompanying notes to the financial statements are an integral part of these statements.

BIGBEAR.AI HOLDINGS, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

Note A—Description of the Business

Affiliates of AE Industrial Partners Fund II, LP (“AE”), a private equity firm specializing in aerospace, defense, space and government services, power generation, and specialty industrial markets, formed a series of acquisition vehicles on May 22, 2020, which included Lake Parent, LLC (“Lake Parent”), BigBear.ai Holdings, LLC, (“BigBear”), BigBear.ai Intermediate Holdings, LLC (“BigBear Intermediate”) and BigBear.ai, LLC, (“BigBear.ai”) with Lake Parent being the top holding company. BigBear.ai and BigBear Intermediate are wholly owned subsidiaries of BigBear.

On June 19, 2020, BigBear.ai acquired NuWave Solutions, LLC (“NuWave”). Subsequently, NuWave entered into an agreement with Open Solutions Group, LLC (“Open Solutions”) to acquire 100% of its equity on December 2, 2020. On December 21, 2020, BigBear.ai acquired the Government Services division of ProModel Government Solutions Inc. (“ProModel”).

Separately, AE also formed a series of acquisition vehicles on October 8, 2020 which included PCISM Ultimate Holdings, LLC (“PCISM Ultimate Holdings”), PCISM Holdings, LLC, PCISM Intermediate Holdings, LLC, and PCISM Intermediate II Holdings, LLC. On October 23, 2020, PCISM Ultimate Holdings acquired PCI Strategic Management, LLC (“PCI” or “Predecessor”).

On December 21, 2020, BigBear.ai acquired 100% of the equity of PCI in a series of transactions which resulted in BigBear being a wholly owned subsidiary of PCISM Ultimate Holdings (“Parent”). These transactions left Lake Parent with no assets or operations, and it was dissolved.

The Predecessor is comprised of PCI before it was acquired by BigBear.ai. BigBear and its wholly owned subsidiaries, including NuWave, PCI, Open Solutions, and ProModel after their respective acquisition dates, are referred to as the “Successor” collectively with the Predecessor as the “Company.” The Company offers a comprehensive suite of solutions including artificial intelligence and machine learning, data science, advanced analytics, offensive and defensive cyber, data management, cloud solutions, digital engineering, and systems integration.

Note B—Summary of Significant Accounting Policies

Basis of Presentation

PCI was identified as the Predecessor through an analysis of various factors, including the size, financial characteristics, and ongoing management. The year ended December 31, 2018 (the “Predecessor 2018 Period”), the year ended December 31, 2019 and as of December 31, 2019 (collectively, the “Predecessor 2019 Period”) and the period from January 1, 2020 to October 22, 2020 (the “Predecessor 2020 Period”) relate to the predecessor period for BigBear and include all of the accounts of PCI only. The period from May 22, 2020 (inception) through December 31, 2020 and as of December 31, 2020 (collectively, the “Successor 2020 Period”) relate to activity of BigBear and its subsidiaries. The Successor 2020 Period begins before the Predecessor 2020 Period ended due to the acquisitions that took place prior to the acquisition of PCI.

The PCI, NuWave, Open Solutions, and ProModel acquisitions were accounted for as business combinations in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 805, Business Combinations (“ASC 805”), and the resulting new basis of accounting is reflected in the Successor 2020 Period as of each acquisition date. As a result, financial information of the Predecessor and Successor periods has been prepared under two different bases of accounting and therefore are not comparable.

The combined financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and all intercompany balances and transactions have

BIGBEAR.AI HOLDINGS, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

been eliminated in consolidation. Amounts presented within the combined financial statements and accompanying notes are presented in thousands of U.S. dollars unless stated otherwise, except for percentages, units, shares, per unit, and per share amounts.

Emerging Growth Company

Section 102(b)(1) of the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that an emerging growth company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard.

This may make comparison of the Company’s financial statements with another public company that is neither an emerging growth company nor an emerging growth company that has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, actual results could differ materially from those estimates. Accounting policies subject to estimates include valuation of goodwill, intangible assets, impairments, revenue recognition, income taxes, business combinations and equity-based compensation.

Business Combinations

The Company utilizes the acquisition method of accounting under ASC 805, for all transactions and events in which it obtains control over one or more other businesses (even if less than 100% ownership is acquired), to recognize the fair value of all assets and liabilities assumed and to establish the acquisition date fair value as of the measurement date.

While the Company uses its best estimates and assumptions as part of the purchase price allocation process to accurately value assets acquired and liabilities assumed as of the acquisition date, the estimates and assumptions are inherently uncertain and subject to refinement. As a result, during the measurement period, which may be up to one year from the acquisition date, the Company records adjustments to the assets acquired and liabilities assumed, with the corresponding offset to goodwill. For changes in the valuation of

BIGBEAR.AI HOLDINGS, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

intangible assets between the preliminary and final purchase price allocation, the related amortization is adjusted in the period it occurs. Subsequent to the measurement period, any adjustment to assets acquired or liabilities assumed is included in operating results in the period in which the adjustment is determined. Transaction expenses that are incurred in connection with a business combination, other than costs associated with the issuance of debt or equity securities, are expensed as incurred.

Revenue Recognition

The Company’s revenues from contracts with customers are from offerings including artificial intelligence and machine learning, data science, advanced analytics, offensive and defensive cyber, data management, cloud solutions, digital engineering, and systems integration, primarily with the U.S. Government and its agencies. The Company also serves various commercial customers.

The Company accounts for a contract when it has approval and commitment from both parties, the rights of the parties are identified, payment terms are identified, the contract has commercial substance and collectability of consideration is probable. The Company performs under various types of contracts, which generally include firm-fixed-price (“FFP”) and time-and-materials (“T&M”) contracts.

Under fixed-price contracts, we agree to perform the specified work for a pre-determined price. To the extent our actual costs vary from the estimates upon which the price was negotiated, we will generate more or less profit or could incur a loss. Under T&M contracts, we agree to perform the specified work for a pre-determined rate per hour, as well as the reimbursement of other direct billable costs which are presented on a gross basis. The Company has a right to consideration from the customer in an amount that corresponds directly with the value of the Company’s performance and recognizes revenue in the amount to which the Company has a right to invoice (the “right to invoice” practical expedient).

The Company assesses each contract at its inception to determine whether it should be combined with other contracts. When making this determination, the Company considers factors such as whether two or more contracts were negotiated and executed at or near the same time or were negotiated with an overall profit objective. If combined, the Company treats the combined contracts as a single contract for revenue recognition purposes.

The Company evaluates the products or services promised in each contract at inception to determine whether the contract should be accounted for as having one or more performance obligations. The Company’s contracts generally provide a set of integrated or highly interrelated tasks or services and are therefore accounted for as a single performance obligation. In limited cases, our contracts have more than one distinct performance obligation, which occurs when we perform activities that are not highly complex or interrelated. Significant judgment is required in determining performance obligations, and these determinations could change the amount of revenue and profit recorded in a given period.

The Company determines the transaction price for each contract based on the consideration the Company expects to receive for the products or services being provided under the contract. For contracts where a portion of the price may vary, the Company estimates variable consideration at the most likely amount, which is included in the transaction price to the extent it is probable that a significant reversal of cumulative revenue recognized will not occur. The Company analyzes the risk of a significant revenue reversal and if necessary, constrains the amount of variable consideration recognized in order to mitigate this risk.

At the inception of a contract, the Company estimates the transaction price based on its current rights and does not contemplate future modifications (including unexercised options) or follow-on contracts until they become legally enforceable. Contracts are often subsequently modified to include changes in specifications, requirements or price, which may create new or change existing enforceable rights and obligations.

BIGBEAR.AI HOLDINGS, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

Depending on the nature of the modification, the Company considers whether to account for the modification as an adjustment to the existing contract or as a separate contract. Our contracts with the U.S. government often contain options to renew existing contracts for an additional period of time (generally a year at a time) under the same terms and conditions as the original contract, and generally do not provide the customer any material rights under the contract. Therefore, such modifications are accounted for as if they were part of the existing contract and recognized as a cumulative adjustment to revenue. We account for renewal options as separate contracts when they include distinct goods or services at standalone selling prices.

For contracts with multiple performance obligations, the Company allocates the transaction price to each performance obligation based on the estimated standalone selling price of the product or service underlying each performance obligation. The standalone selling price represents the amount the Company would sell the product or service to a customer on a standalone basis (i.e., not bundled with any other products or services). Our contracts with the U.S. government are subject to the Federal Acquisition Regulation (“FAR”) and priced on estimated or actual costs of providing the goods or services. The FAR provides guidance on types of costs that are allowable in establishing prices for goods and services provided to the U.S. government and its agencies. Each contract is competitively priced and bid separately. Pricing for non-U.S. government agencies and commercial customers is based on specific negotiations with each customer. In circumstances where the standalone selling price is not directly observable, we estimate the standalone selling price using the expected cost-plus margin approach.

The Company recognizes revenue as performance obligations are satisfied and the customer obtains control of the products and services. In determining when performance obligations are satisfied, the Company considers factors such as contract terms, payment terms and whether there is an alternative future use of the product or service. Substantially all of the Company’s revenue is recognized over time as the Company performs under the contract because control of the work in process transfers continuously to the customer. For most contracts with the U.S. Government, this continuous transfer of control of the work in process to the customer is supported by clauses in the contract that give the customer ownership of work in process and allow the customer to unilaterally terminate the contract for convenience and pay the Company for costs incurred plus a reasonable profit. For most non-U.S. Government contracts, continuous transfer of control to the customer is supported because the Company delivers products that do not have an alternative use to us and if our customer were to terminate the contract for reasons other than our non-performance we would have the right to recover damages which would include, among other potential damages, the right to payment for our work performed to date plus a reasonable profit.

For performance obligations to deliver products with continuous transfer of control to the customer, revenue is recognized based on the extent of progress towards completion of the performance obligation, generally using the percentage-of-completion cost-to-cost measure of progress for our contracts because it best depicts the transfer of control to the customer as we incur costs on our contracts. Under the percentage-of-completion cost-to-cost measure of progress, the extent of progress towards completion is measured based on the ratio of costs incurred to date to the total estimated costs to complete the performance obligation(s). For performance obligations to provide services to the customer, revenue is recognized over time based on costs incurred or the right to invoice method (in situations where the value transferred matches our billing rights) as our customer receives and consumes the benefits.

For performance obligations in which control does not continuously transfer to the customer, we recognize revenue at the point in time in which each performance obligation is fully satisfied. This coincides with the point in time the customer obtains control of the product or service, which typically occurs upon customer acceptance or receipt of the product or service, given that we maintain control of the product or service until that point.

BIGBEAR.AI HOLDINGS, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

For arrangements with the U.S. Government, we generally do not begin work on contracts until funding is appropriated by the customer. Billing timetables and payment terms on our contracts vary based on a number of factors, including the contract type. Cost-reimbursable and T&M contracts are generally billed as costs are incurred. FFP contracts are generally billed based on milestones, which are the achievement of specific events as defined in the contract. We recognize a liability for payments in excess of revenue recognized, which is presented as a contract liability on the balance sheet. The portion of payments retained by the customer is not considered a significant financing component; the Company expects, at contract inception, that the lag period between the transfer of a promised good or service to a customer and when the customer pays for that good or service will not constitute a significant financing component. Many of the Company’s long-term contracts have milestone payments, which align the payment schedule with the progress towards completion on the performance obligation. On some contracts, the Company may be entitled to receive an advance payment, which is not considered a significant financing component because it is used to facilitate inventory demands at the onset of a contract and to safeguard the Company from the failure of the other party to abide by some or all of their obligations under the contract.

For fixed-price and cost-reimbursable contracts, we present revenues recognized in excess of billings as contract assets on the balance sheet. Amounts billed and due from our customers are classified as receivables on the balance sheet.

Sale of Products

Revenue from sale of products to customers purchased from third parties is recognized at a point in time when control has transferred to the customer. Control is transferred to the customer upon customer acceptance or receipt of the product. At this point in time, the Company has a present right to payment, and the customer has legal title and physical possession of the product as well as the risks and rewards of ownership.

Contract Balances

Contract balances result from the timing of revenue recognized, billings and cash collections, and the generation of contract assets and liabilities.

Contract assets represent revenue recognized in excess of amounts invoiced to the customer and the right to payment is not subject to the passage of time. Contract liabilities consist of deferred product revenue, billings in excess of revenues, deferred service revenue, and customer advances. Deferred product revenue represents amounts that have been invoiced to customers but are not yet recognizable as revenue because the Company has not satisfied its performance obligations under the contract. Deferred product revenue is included in contract liabilities in the combined balance sheet. Billings in excess of revenues represents milestone billing contracts where the billings of the contract exceed recognized revenues.

Contract asset balances on the Company’s combined balance sheets were $2,575 as of December 31, 2020 (Successor), compared to $269 as of December 31, 2019 (Predecessor). The change was primarily driven by contract asset balances as of the Successor 2020 Period including contract asset balances related to NuWave, PCI and ProModel, while the Predecessor 2019 Period included contract asset balances related to PCI only.

Contract liability balances were $541 as of the December 31, 2020 (Successor); there were no contract liabilities as of December 31, 2019 (Predecessor). The change was primarily driven by contract liability balances as of the Successor 2020 Period including contract liability balances related to NuWave and ProModel, while the Predecessor 2019 Period included contract liability balances related to PCI only.

BIGBEAR.AI HOLDINGS, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

Remaining Performance Obligations

The Company includes in its computation of remaining performance obligations customer orders for which it has accepted signed sales orders. As of December 31, 2020 (Successor), the aggregate amount of the transaction price allocated to remaining performance obligations was $108,843. The Company expects to recognize approximately 94% of its remaining performance obligations as revenue within the next 12 months and the balance thereafter.

Cash and Cash Equivalents

Cash and cash equivalents are comprised of cash on hand, cash balances with banks and similar institutions and all highly liquid investments with an original maturity of three months or less. The Company considers all short-term investments with an original maturity of three months or less, when purchased, to be cash equivalents.

Long-Lived Assets

The Company regularly evaluates its property and equipment and intangible assets other than goodwill for impairment when events or changes in circumstances indicate that the carrying amount of an asset or asset group may not be recoverable, in accordance with ASC 360, Property, Plant, and Equipment (“ASC 360”) and ASC 350, Intangibles—Goodwill and Other (“ASC 350”). If the Company determines that the carrying amount of an asset or asset group is not recoverable based upon the undiscounted expected future cash flows of the asset or asset group, the Company records an impairment loss equal to the excess of carrying amount over the estimated fair value of the asset or asset group.

Property and Equipment

Property and equipment are the long-lived, physical assets of the Company acquired for use in the Company’s normal business operations and not intended for resale by the Company. These assets are recorded at cost. Renewals and betterments that increase the useful lives of the assets are capitalized. Repair and maintenance expenditures that increase the efficiency of the assets are expensed as incurred. Assets under capital leases are recorded at the present value of the minimum lease payments required during the lease period. Depreciation is based on the estimated useful lives of the assets using the straight-line method and is included in selling, general and administrative or cost of revenues based upon the asset. Expected useful lives are reviewed at least annually. Estimated useful lives are as follows:

Property and equipment	Estimated useful life in years
Computer equipment	3
Furniture and fixtures	7
Laboratory equipment	5-10
Software	3-5
Leasehold improvements	5 or lease term

As assets are retired or sold, the related cost and accumulated depreciation are removed from the accounts and any resulting gain or loss is included in the results of operations.

Finite-lived Intangible Assets

Finite-lived intangible assets result from the Company’s various business combinations and consist of identifiable finite-lived intangible assets, including technology, trademarks, and customer relationships.

BIGBEAR.AI HOLDINGS, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

These finite-lived intangible assets are reported at cost, net of accumulated amortization, and are either amortized on a straight-line basis over their estimated useful lives or over the period the economic benefits of the intangible asset are consumed.

Leases

In accordance with ASC 840, Leases (“ASC 840”) the Company recognizes the minimum non-contingent rent required under an operating lease as rent expense on a straight-line basis over the life of the lease, with differences between amounts recognized as expense and the amounts actually paid recorded as deferred rent, and included in other current liabilities on the accompanying balance sheet.

Fair Value of Financial Instruments

The Company measures certain financial assets and liabilities at fair value. ASC 820, Fair Value Measurement and Disclosures (“ASC 820”), specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s market assumptions. These two types of inputs have created the following fair-value hierarchy:

Level 1—Quoted prices for identical instruments in active markets;

Level 2—Quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets; and

Level 3—Valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

These inputs are based on Company’s own assumptions about current market conditions and require significant management judgement or estimation. Financial instruments consist of cash equivalents, accounts receivable, accounts payable, accrued liabilities and debt. Cash equivalents are stated at fair value on a recurring basis. Accounts receivable, accounts payable and accrued liabilities are stated at their carrying value, which approximates fair value due to the short time to the expected receipt of payment date.

Income Taxes

The Company estimates its current tax expense together with assessing temporary differences resulting from differing treatment of items not currently deductible for tax purposes. These differences result in deferred tax assets and liabilities on the Company’s combined balance sheets, which are estimated based upon the difference between the financial statement and tax bases of assets and liabilities using the enacted tax rates that will be in effect when these differences reverse. In general, deferred tax assets represent future tax benefits to be received when certain expenses previously recognized in the Company’s combined statements of operations become deductible expenses under applicable income tax laws or loss or credit carry forwards are utilized. Accordingly, the realization of the Company’s deferred tax assets are dependent on future taxable income against which these deductions, losses, and credits can be utilized.

The Company evaluates the realizability of its deferred tax assets and recognizes a valuation allowance when it is more likely than not that a future benefit on such deferred tax assets will not be realized. Changes in the valuation allowance, when recorded, would be included in the Company’s combined statements of operations. Management’s judgment is required in determining the Company’s valuation allowance recorded against its net deferred tax assets.

BIGBEAR.AI HOLDINGS, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

The Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities based on the technical merits of the position. The tax benefits recognized in the financial statements from such positions are then measured based on the largest benefit that has a greater than 50% likelihood of being realized upon settlement. The Company recognizes interest and penalties related to uncertain tax positions in its provision (benefit) for income taxes. As of December 31, 2020, there were no accruals for uncertain tax positions.

Concentration of Credit Risk

Financial instruments that potentially expose the Company to concentrations of credit risk consist primarily of cash and cash equivalents, certificates of deposit, and accounts receivable. The Company places its cash and cash equivalents with financial institutions of high credit quality. At times, such amounts may exceed federally insured limits. Cash and cash equivalents on deposit or invested with financial and lending institutions was $9,704 and $1,644, as of December 31, 2020 (Successor) and December 31, 2019 (Predecessor), respectively.

The Company provides credit to customers in the normal course of business. The carrying amount of current accounts receivable is stated at cost, net of an allowance for doubtful accounts. The Company performs ongoing credit evaluations of its customers’ financial condition and limits the amount of credit extended when deemed necessary. The Company maintains an allowance for doubtful accounts to provide for the estimated amount of accounts receivable that will not be fully collected. The allowance is based on the assessment of the following factors: customer creditworthiness, historical payment experience, and age of outstanding accounts receivable and any applicable collateral.

Segment Information

Operating segments are defined as components of an entity for which separate financial information is available and that is regularly reviewed by the Chief Operating Decision Maker (“CODM”) in deciding how to allocate resources and in assessing performance. The Company’s CODM is its Chief Executive Officer. The Company has determined that it operates in two operating and reportable segments, Cyber & Engineering and Analytics, as the CODM reviews financial information presented for both segments on a disaggregated basis for purposes of making operating decisions, allocating resources, and evaluating financial performance.

Cyber & Engineering

The Cyber & Engineering segment provides high-end technology and management consulting services to its customers. This segment focuses in the areas of cloud engineering and enterprise IT, cybersecurity, computer network operations and wireless, systems engineering, strategy and program planning. The segment’s primary solutions relate to the identification of cyber-attack risks and the development and deployment of customized solutions to mitigate those risks.

Analytics

The Analytics segment provides high-end technology and consulting services to its customers. This segment focuses on the areas of big data computing and analytical solutions, including predictive and prescriptive analytic software solutions. The segment’s primary solutions assist customers in aggregating, interpreting, and synthesizing data to enable real-time decision-making capabilities.

The Predecessor operated as a single reportable operating segment of Cyber & Engineering.

BIGBEAR.AI HOLDINGS, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

Goodwill

Goodwill is the amount by which the purchase price exceeded the fair value of the net identifiable assets acquired and liabilities assumed in a business combination on the date of acquisition. Goodwill is assessed for impairment at least annually as of October 1, on a reporting unit basis, or when events and circumstances occur indicating that the recorded goodwill may be impaired. The Company assesses impairment first on a qualitative basis to determine if a quantitative assessment is necessary. In circumstances where our qualitative analysis indicates that the fair value of a reporting unit does not exceed its carrying value, the goodwill impairment loss is measured as the amount by which a reporting unit’s carrying amount exceeds its fair value, not to exceed the carrying amount of goodwill. All indefinite-lived assets are reviewed for impairment annually, and as necessary if indicators of impairment are present.

Internal-Use Software

Costs incurred in developing internal-use software are either capitalized or expensed, depending on both the nature of the costs and the phase of development in which they are incurred. Costs incurred for implementation activities during the preliminary and post-implementation phases of a project are expensed as incurred, while costs incurred during the application development phase are generally capitalized. Costs incurred to upgrade or enhance existing software are capitalized if the changes result in additional functionality, but these costs are expensed if the software’s functionality is not improved. During the Successor 2020 Period, Predecessor 2020 Period, Predecessor 2019 Period and Predecessor 2018 Period no costs were capitalized.

Research and Development Costs

Research and development costs are primarily made up of labor charges, prototype material, and development expenses. Research and development costs are expensed in the period incurred.

Advertising Costs

All advertising, promotional and marketing costs are expensed when incurred. During the Successor 2020 Period, Predecessor 2020 Period, Predecessor 2019 Period and Predecessor 2018 Period, advertising costs were $35, $57, $42 and $11, respectively, and are included in selling, general and administrative expenses within the combined statements of operations.

Net Income (Loss) per Unit

Basic net income (loss) per unit is computed by dividing net income (loss) applicable to unitholders by the weighted average number of units outstanding for the period. Diluted net income (loss) per unit assumes conversion of potentially dilutive Units such as stock options. The Company’s combined statements of operations include a presentation of net loss per Unit for the Successor 2020 Period.

Recently Issued Accounting Pronouncements

The FASB issued ASU No. 2016-02, Leases (“ASC 842”) (“ASU 2016-02”), which supersedes the current lease requirements in ASC 840. ASU 2016-02 requires lessees to recognize a right-of-use asset and related lease liability for all leases, with a limited exception for short-term leases. Leases will be classified as either finance or operating, with the classification affecting the pattern of expense recognition in the statement of

BIGBEAR.AI HOLDINGS, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

operations. Currently, leases are classified as either capital or operating, with any capital leases recognized on the combined balance sheets. The reporting of lease-related expenses in the combined statements of operations and cash flows will be generally consistent with the current guidance. The new lease guidance will be effective for the year ending December 31, 2022 and will be applied using a modified retrospective transition method to either the beginning of the earliest period presented or the beginning of the year of adoption. The Company is currently evaluating the impact of adopting the new standard. The adoption of this standard will require the recognition of a right of use asset and liability on the Company’s combined balance sheets.

In June 2016, the FASB issued ASU No. 2016-13, Financial Instruments–Credit Losses (“ASC 326”) (“ASU 2016-13”), an amendment of the FASB Accounting Standards Codification. Subsequent to the issuance of ASU 2016-13, there were various updates that amended and clarified the impact of ASU 2016-13. ASU 2016-13 broadens the information that an entity must consider in developing its expected credit loss estimate for assets measured either collectively or individually. The amendments in ASU 2016-13 will require an entity to record an allowance for credit losses for certain financial instruments and financial assets, including accounts receivable, based on expected losses rather than incurred losses. The measurement of expected credit losses is based on relevant information about past events, including historical experience, current conditions, and reasonable and supportable forecasts that affect the collectability of the reported amount. An entity must use judgment in determining the relevant information and estimation methods that are appropriate in its circumstances. The use of forecasted information incorporates more timely information in the estimate of expected credit losses. The new guidance will be effective for the years beginning after December 15, 2022. The Company does not expect this guidance to have a material impact to its combined financial statements or related disclosures.

Recently Adopted Accounting Pronouncements

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (“ASC 606”) (“ASU 2014-09”), which replaces numerous requirements in GAAP, including industry-specific requirements, and provides companies with a single revenue recognition model for recognizing revenue from contracts with customers. The core principle of the new standard is that a company should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services in accordance with the five-step model outlined in ASC 606. The two permitted transition methods under the new standard are the full retrospective method, in which case the standard would be applied to each prior reporting period presented, and the cumulative effect of applying the standard would be recognized at the earliest period presented; or the modified retrospective method, in which case the cumulative effect of applying the standard would be recognized at the date of initial application.

The requirements of ASU 2014-09 were adopted by PCI effective January 1, 2019 and adopted by the remaining entities effective January 1, 2020 using the modified retrospective method. The Company identified key factors from the five-step model to recognize revenue as prescribed by the new standard that may be applicable to each of the Company’s contract types. Significant customers and contracts were identified, and the Company reviewed these contracts. The Company completed the evaluation of the provisions of these contracts and compared the historical accounting policies and practices to the requirements of the new standard, including the related qualitative disclosures regarding the potential impact of the effects of the accounting policies and a comparison to the Predecessor previous revenue recognition policies. Based on the completed evaluation, the Company determined the adoption of the requirements of ASU 2014-09 did not have a material impact on the combined financial statements.

BIGBEAR.AI HOLDINGS, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

In January 2017, the FASB issued ASU No. 2017-04, Intangibles—Goodwill and Other (“ASC 350”): Simplifying the Test for Goodwill Impairment (“ASU 2017-04”), an amendment of the FASB Accounting Standards Codification. ASU 2017-04 eliminates the requirement to measure the implied fair value of goodwill by assigning the fair value of a reporting unit to all assets and liabilities within that unit (the “Step 2 test”) from the goodwill impairment test. Instead, if the carrying amount of a reporting unit exceeds its fair value, an impairment loss is recognized in an amount equal to that excess, limited by the amount of goodwill in that reporting unit. The new standard is effective for its annual or any interim goodwill impairment tests in fiscal years beginning after December 15, 2022. ASU 2017-04 requires prospective adoption and permits early adoption for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017. The Company concluded that there is no impact to its combined financial statements from adopting this guidance on January 1, 2020.

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (“ASC 820”), which modifies, removes and adds certain disclosure requirements on fair value measurements. The new guidance was required for the Company for the annual reporting period beginning January 1, 2020 and interim periods within that fiscal year. The Company adopted this guidance starting from January 1, 2020, however, there was no material impact resulting from the adoption of this pronouncement.

In August 2018, the FASB issued ASU No. 2018-15, Intangibles—Goodwill and Other—Internal-Use Software (Subtopic 350-40) (“ASU 2018-15”), an amendment of the FASB Accounting Standards Codification. ASU 2018-15 provides guidance to determine whether to capitalize implementation costs of a cloud computing arrangement that is a service contract or expense such costs as incurred. Costs of arrangements that do not include a software license should be accounted for as a service contract and expensed as incurred. ASU 2018-15 is effective for fiscal years beginning after December 15, 2019, with early adoption permitted. ASU 2018-15 permits two methods of adoption: prospectively to all implementation costs incurred after the date of adoption, or retrospectively to each prior reporting period presented. The Company concluded that there is no impact to its combined financial statements from adopting this guidance on January 1, 2020.

In December 2019, the FASB issued ASU No. 2019-12, Income Taxes (ASC 740): Simplifying the Accounting for Income Taxes (“ASU 2019-12”), an amendment of the FASB Accounting Standards Codification. The amendments in this ASU simplify the accounting for income taxes by removing certain exceptions for intra period tax allocations and deferred tax liabilities for equity method investments and adds guidance whether a step-up in tax basis of goodwill relates to a business combination or a separate transaction. This ASU is effective for fiscal years beginning after December 15, 2020, with early adoption permitted. The Company concluded that there is no impact to its combined financial statements from adopting this guidance on January 1, 2020.

Note C—Business Combinations

NuWave Acquisition

On June 19, 2020, the Successor acquired 100% of the equity interest of NuWave for cash and 2,900,000 units of the Successor’s Parent’s equity (“Parent Units”). The acquisition supports the Company’s growth in its offering of advanced data analytics.

The purchase agreement with the sellers of NuWave also stipulated that certain funds would be held in escrow (“Indemnification Escrow Deposit” and “Adjustment Escrow Deposit”), for the benefit of the seller. Pursuant to and subject to the terms and conditions of the Escrow Agreement, the Indemnification Escrow

BIGBEAR.AI HOLDINGS, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

Amount of $300 and the Adjustment Escrow Amount of $150 shall be held in escrow until released in accordance with the purchase agreement and the Escrow Agreement.

The following table summarizes the preliminary fair value of the consideration transferred and the preliminary estimated fair values of the major classes of assets acquired and liabilities assumed as of the acquisition date.

June 19, 2020
Cash paid	$27,881
Equity issued	2,900

Purchase consideration	$30,781

Assets:
Cash	$1,038
Accounts receivable	3,018
Other current assets	112
Contract assets	1,095
Deposits	27
Property and equipment	77
Intangible assets	16,200

$21,567

Liabilities:
Accounts payable	$365
Accrued liabilities	364
Deferred tax liability	476

$1,205

Fair value of net identifiable assets acquired	20,362

Goodwill	$10,419

The following table summarizes the intangible assets acquired by class:

June 19, 2020
Technology	$5,400
Customer relationships	10,800

Total intangible assets	$16,200

The amounts above represent the current preliminary fair value estimates as the measurement period is still open as of December 31, 2020. The Company is finalizing the valuation analysis.

The fair value of the acquired technology was determined using the relief from royalty (“RFR”) method. The fair value of the acquired customer relationships was determined using the excess earnings method.

The acquisition was accounted for as a business combination, whereby the excess of the purchase consideration over the fair value of identifiable net assets was allocated to goodwill. The goodwill reflects the potential synergies and expansion of the Company’s offerings across product lines and markets complementary to its existing products and markets. For tax purposes, the goodwill related to the asset purchase is deductible.

The results of operations of the acquired business for the period from June 19, 2020 to December 31, 2020 have been included in the results of operations for the Successor 2020 Period; the post-acquisition net

BIGBEAR.AI HOLDINGS, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

revenues and net loss included in the Successor 2020 Period were $13,725 and $118, respectively. The acquisition-related costs included in transaction expenses in the combined statement of operations for the Successor 2020 Period were $1,662.

PCI Acquisition

On October 23, 2020, the Successor acquired 100% of the equity interest of PCI for cash and 8,142,985 units of the Successor’s Parent’s equity. The acquisition supports the Company’s growth in its offering of cybersecurity, cloud and system engineering.

The purchase agreement with the sellers of PCI also stipulated that certain funds would be held in escrow (“Adjustment Escrow Deposit” and “Indemnity Escrow Amount”), for the benefit of the sellers. Pursuant to and subject to the terms and conditions of the Escrow Agreement, the Indemnification Escrow Amount of $325 and the Adjustment Escrow Amount of $650 shall be held in escrow until released in accordance with the purchase agreement and the Escrow Agreement.

The following table summarizes the preliminary fair value of the consideration transferred and the preliminary estimated fair values of the major classes of assets acquired and liabilities assumed as of the acquisition date.

October 23, 2020
Cash paid	$55,932
Equity issued	8,143

Purchase consideration	$64,075

Assets:
Cash	$364
Accounts receivable	6,710
Contract assets	4,569
Prepaid expenses and other current assets	383
Property and equipment	218
Other non-current assets	5
Intangible assets	22,800

$35,049

Liabilities:
Accounts payable	$1,131
Deferred tax liability	1,033
Accrued liabilities	3,776

$5,940

Fair value of net identifiable assets acquired	29,109

Goodwill	$34,966

The following table summarizes the intangible assets acquired by class:

October 23, 2020
Customer relationships	$22,800

The amounts above represent the current preliminary fair value estimates as the measurement period is still open as of December 31, 2020. The Company is finalizing the valuation analysis.

BIGBEAR.AI HOLDINGS, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

The fair value of the acquired customer relationships was determined using the excess earnings method.

The acquisition was accounted for as a business combination, whereby the excess of the purchase consideration over the fair value of identifiable net assets was allocated to goodwill. The goodwill reflects the potential synergies and expansion of the Company’s offerings across product lines and markets complementary to its existing products and markets. For tax purposes, the goodwill related to the asset purchase is deductible.

The results of operations of the acquired businesses for the period from October 23, 2020 to December 31, 2020 have been included in the results of operations for the Successor 2020 Period; the post-acquisition net revenues and net income included in the Successor 2020 Period were $15,584 and $288, respectively. The acquisition-related costs included in transaction expenses in the combined statement of operations for the Successor 2020 Period were $3,484.

Open Solutions Acquisition

On December 2, 2020, the Company acquired 100% of the equity interest of Open Solutions for cash and 92,500 units of the Successor’s Parent’s equity. The acquisition supports the Company’s growth in its offering of advanced data analytics.

The purchase agreement with the sellers of Open Solutions also stipulated that certain funds would be held in escrow (“Indemnification Escrow Deposit”, “Adjustment Escrow Deposit” and “Representative Expense Fund”), for the benefit of the sellers. Pursuant to and subject to the terms and conditions of the Escrow Agreement, the Indemnification Escrow Amount of $285, the Adjustment Escrow Amount of $372 and Representative Expense Fund $150 shall be held in escrow until released in accordance with purchase agreement and the Escrow Agreement.

BIGBEAR.AI HOLDINGS, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

The following table summarizes the preliminary fair value of the consideration transferred and the preliminary estimated fair values of the major classes of assets acquired and liabilities assumed as of the acquisition date.

December 2, 2020
Cash paid	$60,715
Equity issued	2,145

Purchase consideration	$62,860

Assets:
Cash	$63
Accounts receivable	6,127
Prepaid expenses and other current assets	89
Property and equipment	305
Other non-current assets	48
Intangible assets	30,800

$37,432

Liabilities:
Accounts payable	$122
Accrued liabilities	946
Deferred tax liability	334
Other non-current liabilities	27

$1,429

Fair value of net identifiable assets acquired	36,003

Goodwill	$26,857

The following table summarizes the intangible assets acquired by class:

December 2, 2020
Technology	$10,300
Customer relationships	20,500

Total intangible assets	$30,800

The amounts above represent the current preliminary fair value estimates as the measurement period is still open as of December 31, 2020. The Company is finalizing the valuation analysis.

The fair value of the acquired technology was determined using the RFR method. The fair value of the acquired customer relationships was determined using the excess earnings method.

The acquisition was accounted for as a business combination, whereby the excess of the purchase consideration over the fair value of identifiable net assets was allocated to goodwill. The goodwill reflects the potential synergies and expansion of the Company’s offerings across product lines and markets complementary to its existing products and markets. For tax purposes, the goodwill related to the asset purchase is deductible.

The results of operations of the acquired businesses for the period from December 2, 2020 to December 31, 2020 have been included in the results of operations for the Successor 2020 Period; the post-acquisition net revenues and net income included in the Successor 2020 Period were $1,855 and $64, respectively. The

BIGBEAR.AI HOLDINGS, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

acquisition-related costs included in transaction expenses in the combined statement of operations for the Successor 2020 Period were $2,432.

ProModel Acquisition

On December 21, 2020, the Successor acquired 100% of the equity interest of ProModel for cash. The acquisition supports the Company’s growth in its offering of advanced data analytics.

The purchase agreement with the sellers of ProModel also stipulated that certain funds would be held in escrow (“Adjustment Escrow Deposit” and “PPP Escrow Amount”), for the benefit of the sellers. Pursuant to and subject to the terms and conditions of the Escrow Agreement, the Adjustment Escrow Amount of $425 and PPP Escrow Amount $2,557 shall be held in escrow until released in accordance with purchase agreement and the Escrow Agreement.

The following table summarizes the preliminary fair value of the consideration transferred and the preliminary estimated fair values of the major classes of assets acquired and liabilities assumed as of the acquisition date.

December 21, 2020
Cash paid	$43,718

Assets:
Cash	$1,843
Accounts receivable	907
Other receivables	707
Contract assets	779
Prepaid expenses and other current assets	64
Property and equipment	134
Other non-current assets	18
Intangible assets	21,700

$26,152

Liabilities:
Accounts payable	$2
Contract liabilities	501
Accrued liabilities	960

$1,463

Fair value of net identifiable assets acquired	24,689

Goodwill	$19,029

The following table summarizes the intangible assets acquired by class:

December 21, 2020
Technology	$7,000
Customer relationships	14,700

Total intangible assets	$21,700

The amounts above represent the current preliminary fair value estimates, as the measurement period is still open as of December 31, 2020. The Company is finalizing the valuation analysis.

BIGBEAR.AI HOLDINGS, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

The fair value of the acquired technology was determined using the RFR method. The fair value of the acquired customer relationships was determined using the excess earnings method.

The acquisition was accounted for as a business combination, whereby the excess of the purchase consideration over the fair value of identifiable net assets was allocated to goodwill. The goodwill reflects the potential synergies and expansion of the Company’s offerings across product lines and markets complementary to its existing products and markets. For tax purposes, the goodwill is deductible.

The results of operations of the acquired businesses for the period from December 21, 2020 to December 31, 2020 have been included in the results of operations for the Successor 2020 Period; the post-acquisition net revenues and net income included in the Successor 2020 Period were $388 and $19, respectively. The acquisition-related costs included in transaction expenses in the combined statement of operations for the Successor 2020 Period were $2,513.

Pro Forma Financial Data (Unaudited)

The following table presents the pro forma combined results of operations for the business combinations for the years ended December 31, 2020 and December 31, 2019 as though the acquisitions had been completed as of January 1, 2019. The year ended December 31, 2020 includes the pre-acquisition 2020 period, the Predecessor 2020 Period, and the Successor 2020 Period. The year ended December 31, 2019 includes the pre-acquisition 2019 period and the Predecessor 2019 Period.

	Pro forma for the year ended
	December 31, 2020	December 31, 2019
Net revenue	$138,992	$121,231
Net income	3,903	11,772

The amounts included in the pro forma information are based on the historical results and do not necessarily represent what would have occurred if all the business combinations had taken place as of January 1, 2019, nor do they represent the results that may occur in the future. Accordingly, the pro forma financial information should not be relied upon as being indicative of the results that would have been realized had the acquisition occurred as of the date indicated or that may be achieved in the future.

Transaction expenses of $10,091 incurred in the Successor 2020 period are reflected in the pro forma net income for the year ended December 31, 2020.

Note D—Property and Equipment, net

The property and equipment and accumulated depreciation balances are as follows:

	Successor	Predecessor
	December 31, 2020	December 31, 2019
Computer equipment	$307	$226
Furniture and fixtures	400	249
Office equipment	—	31
Software	102	2
Leasehold improvements	80	95
Vehicles	—	140
Less: accumulated depreciation	(26)	(594)

Property and equipment, net	$863	$149

BIGBEAR.AI HOLDINGS, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

Depreciation expense related to property and equipment was $26, $52, $50 and $50 for the Successor 2020 Period, the Predecessor 2020 Period, the Predecessor 2019 Period and the Predecessor 2018 Period, respectively.

Note E—Goodwill

The Successor performed impairment testing on each of the two reporting units, Cyber and Engineering and Analytics, concluding that there were no indicators of impairment as of the year ended December 31, 2020 and therefore the quantitative assessment was not required for any reporting unit.

The changes in the carrying amount of Successor’s goodwill are summarized by reportable segment as follows:

	Cyber and Engineering	Analytics	Total
As of May 22, 2020	$—	$—	$—
Goodwill arising from the PCI acquisition	34,966	—	34,966
Goodwill arising from the NuWave acquisition	—	10,419	10,419
Goodwill arising from the Open Solutions acquisition	—	26,857	26,857
Goodwill arising from the ProModel acquisition	—	19,029	19,029

As of December 31, 2020	$34,966	$56,305	$91,271

There was no goodwill related to the Predecessor 2020 Period, the Predecessor 2019 Period and the Predecessor 2018 Period, respectively.

Note F—Intangible Assets, net

The intangible asset balances and accumulated amortization are as follows:

	Successor
	December 31, 2020
	Gross carrying amount	Accumulated amortization	Net carrying amount	Weighted average useful life in years
Customer relationships	$68,800	$(610)	68,190	20
Technology	22,700	(392)	$22,308	7

Total	$91,500	$(1,002)	$90,498

Amortization expense related to intangible assets was $1,002 for the Successor 2020 Period. There was no amortization expense related to the Predecessor 2020 Period, Predecessor 2019 Period and Predecessor 2018 Period, respectively. Estimated amortization expense is $6,683 for each of the next five years.

BIGBEAR.AI HOLDINGS, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

Note G—Accrued Liabilities

Accrued liabilities consist of the following:

	Successor	Predecessor
	December 31, 2020	December 31, 2019
Payroll accruals	$6,741	$2,971
Other accrued expenses	529	83

Total	$7,270	$3,054

Note H—Debt

Predecessor Debt

Columbia Bank Line of Credit

On December 22, 2008 the Predecessor entered into a financing arrangement with Columbia Bank (“Line of Credit”) for an amount not exceeding $350 to support the growth in accounts receivables. The Line of Credit was due on demand. Following an amendment in 2012, the Line of Credit was increased to $4.5 million. Under the terms of the agreement, the Predecessor could borrow up to the lesser of $4.5 million, or 90% of eligible accounts receivable, with a variable interest rate at the prime rate plus 1% with a floor of 5%. The Line of Credit provided for standard covenants for tangible net worth and a debt coverage ratio and was secured by an interest in accounts receivables, inventory, general intangibles, machinery and equipment pledged by the Predecessor. This Line of Credit arrangement was paid off in full and terminated on January 23, 2019 through a principal repayment of $2.0 million and interest repayment of $32 using proceeds from the BB&T Line of Credit.

BB&T Line of Credit

On January 22, 2019, the Predecessor entered into a line of credit arrangement with Branch Banking and Trust Company (“BB&T”), later renamed Truist Bank, for an amount not to exceed $10.0 million with a maturity date of January 22, 2021. The maturity date was extended to June 15, 2022 through an amendment executed on March 16, 2020.

The BB&T Line of Credit initially bore an interest at Prime Rate plus 0.25% which was changed to LIBOR rate plus 2.25% through the amendment executed on March 16, 2020. The BB&T Line of Credit is secured by collateral consisting of personal property of the Predecessor such as accounts receivables, inventory, equipment, financial instruments, etc. In addition to interest, the agreement also includes an annual commitment fee and working capital solutions services fee of 0.125% per year.

The BB&T Line of Credit arrangement was paid off in full on December 15, 2020 through a principal repayment of $2.0 million and interest repayment of $4 .

Interest expense in relation to the Predecessor debt was $1, $127, and $42 for the Predecessor 2020 Period, Predecessor 2019 Period, Predecessor 2018 Period, respectively.

BIGBEAR.AI HOLDINGS, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

Successor Debt

Antares Capital Credit Agreement

On December 21, 2020, the Company entered into a credit agreement with Antares Capital (the “Antares Capital Credit Agreement”). The Antares Capital Credit Agreement includes the following, collectively referred to as the “Loans”:

(i)

A $110.0 million term loan (the “Antares Capital Term Loan”) that matures on December 21, 2026. Proceeds from the loan were used to finance the acquisition of ProModel, settle promissory notes, pay acquisition-related costs, fund working capital needs and other general corporate purposes.

(ii)

A $15.0 million revolving credit facility (the “Antares Capital Revolving Credit Facility”) that matures on December 21, 2026. The revolving credit facility will be used to fund working capital needs, and other general corporate purposes. The Company had not drawn on the revolving credit facility as of December 31, 2020.

The interest rates on the Loans can be based on LIBOR rates or Base rates at the Company’s discretion. The interest payable is as follows:

(i)	For LIBOR rate loans, the interest payable is the higher of (a) 1.00% per annum and (b) LIBOR rate plus 5.00% (as applicable margin).

(ii)

For Base rate loans, the interest payable is the Base Rate plus 4.00% (as applicable margin). Base Rate is a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 0.50%, (b) the Prime Rate and (c) one-month Eurocurrency Rate plus 1.00%

The Company may prepay the Loans at any time without any premium or penalty; however, the minimum amount of prepayment for the Antares Capital Term Loan and the Antares Capital Revolving Credit Facility is $250 and $100, respectively. In addition, the Antares Capital Term Loan is to be repaid quarterly in principal payments of $275 with the first repayment on March 31, 2021.

The Antares Capital Credit Agreement requires the Company to meet certain financial and other covenants. As of December 31, 2020, the Company was in compliance with all covenants.

As of December 31, 2020, the Company has an outstanding balance of $110.0 million related to the Antares Capital Term Loan, which is recorded on the balance sheet net of approximately $3 million of unamortized debt issuance costs. Fees associated with the Antares Capital Revolving Credit Facility are presented in Other non-current assets.

Promissory Notes

On June 19, 2020, the Company issued a promissory note (“Promissory Note 1”) to AE Industrial Partners Fund II LP and its subsidiaries for a total sum of $15.2 million with a maturity date of June 30, 2021. Promissory Note 1 was issued to obtain funds for the acquisition of NuWave. Promissory Note 1 bore interest at 2.10% compounded annually. On August 31, 2020, the Company paid off Promissory Note 1 through a principal repayment of $15.2 million and interest payment of $65.

On August 31, 2020, the Company issued a guarantee note (“Guarantee Note 1”) to Silicon Valley Bank (“SVB”) for a total sum of $15.2 million with a maturity date of August 31, 2021. Guarantee Note 1 bore interest at 2.75% compounded annually. On December 21, 2020, the Company paid off Guarantee Note 1 through a principal repayment of $15.2 million and interest payment of $122.

On October 23, 2020, the Company issued a promissory note (“Promissory Note 2”) to SVB for a total sum of $29.2 million with a maturity date of October 23, 2021. Promissory Note 2 was issued to obtain funds for

BIGBEAR.AI HOLDINGS, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

the acquisition of PCI. Promissory Note 2 bore interest at 2.75% compounded annually. On December 21, 2020, the Company paid off Promissory Note 2 through a principal repayment of $29.2 million and interest payment of $138.

On December 2, 2020, the Company issued a promissory note (“Promissory Note 3”) to SVB for a total sum of $31.7 million with a maturity date of October 2, 2021. Promissory Note 3 was issued to obtain funds for the acquisition of Open Solutions. Promissory Note 3 bore interest at 2.75% compounded annually. On December 21, 2020, the Company paid off the Promissory Note 3 through a principal repayment of $31.7 million and interest payment of $48.

The Predecessor and the Successor debt balances are summarized as follows:

	Successor	Predecessor
	December 31, 2020	December 31, 2019
Term Loan	$110,000	$—
Revolver	—	—

Total debt	$110,000	$—

Less: unamortized issuance costs	3,006	—

Total debt, net	$106,994	$—

Less: current portion	1,100	—

Long-term debt, net	$105,894	$—

The maturities of the Company’s long-term debt outstanding as of December 31, 2020 (Successor) are as follows:

	2021	2022	2023	2024	2025	Thereafter
Term Loan	$1,100	$1,100	$1,100	$1,100	$1,100	$104,500

Total	$1,100	$1,100	$1,100	$1,100	$1,100	$104,500

Interest expense, including the amortization of debt issuance costs, for the Successor 2020 Period was $616.

Note I—Leases

The Company is obligated under operating leases for certain real estate and office equipment assets. Certain leases contained predetermined fixed escalation of minimum rents at rates ranging from 2.5% to 5.4% per annum and renewal options that could extend certain leases to up to five additional years. As of December 31, 2020, the future annual minimum lease payments for operating leases are as follows:

	2021	2022	2023	2024	2025	Thereafter	Total
Future annual minimum lease payments	$1,449	$1,010	$703	$527	$460	$431	$4,580

The Company records rent expense on a straight-line basis over the life of the lease. Rent expense under all leases for the Successor Period 2020, Predecessor 2020 Period, Predecessor 2019 Period, and Predecessor 2018 Period was $198, $367, $323, and $290, respectively.

Note J—Income Taxes

The Predecessor was established and taxed as a partnership, and therefore, was not generally subject to federal, state and local corporate income taxes. The tax attributes of the Predecessor are reported on each

BIGBEAR.AI HOLDINGS, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

members’ respective income tax return. Consequently, the provision for income tax provided in the accompanying financial statements arose in states that assess income tax at the entity level.

The Successor is established as a limited liability company and has elected to be taxed as a corporation for federal, state, and local income tax purposes.

On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) was enacted in response to the COVID-19 pandemic. The CARES Act made various tax law changes including, among other things, (i) increasing certain limitations to permit additional expensing of interest (ii) allowing qualified improvement property to be immediately expensed (iii) made modifications to the federal net operating loss rules including permitting federal net operating losses incurred in 2018, 2019, and 2020 to be carried back to the five preceding taxable years in order to generate a refund of previously paid income taxes, and (iv) enhanced recoverability of alternative minimum tax credit carryforwards. Under ASC 740, the effects of changes in tax rates and laws are recognized in the period in which the new legislation is enacted. The income tax provisions of the CARES Act had limited applicability to the Company and did not have a material impact on the Company’s combined financial statements.

The components of income tax expense (benefit) were as follows:

	Successor	Predecessor
	Period from May 22, 2020 through December 31, 2020	Period from January 1, 2020 through October 22, 2020	Year ended December 31, 2019		Year ended December 31, 2018
Income tax (benefit) expense
Federal:
Current	$—	$—	$		$—
Deferred	(2,047)	—		—	—

	(2,047)	—		—	—
State:
Current	4	11		11	5
Deferred	(590)	(8)		(2)	7

	(586)	3		9	12

Income tax (benefit) expense	$(2,663)	$3		$9	$12

BIGBEAR.AI HOLDINGS, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

The following is the reconciliation of the amounts computed using the federal statutory income tax rate and the amounts computed using the effective income tax rate:

	Successor	Predecessor
	Period from May 22, 2020 through December 31, 2020	Period from January 1, 2020 through October 22, 2020	Year ended December 31, 2019	Year ended December 31, 2018
Tax (benefit) expense at federal statutory rates	$(2,199)	$—	$—	$—
State income tax, net of federal tax benefit	(628)	3	9	12
Transaction expenses	119	—	—	—
Other Permanent Differences	75	—	—	—

Income tax (benefit) expense	$(2,633)	$3	$9	$12

The components of net deferred tax liabilities are as follows:

	Successor	Predecessor
	December 31, 2020	December 31, 2019
Deferred tax assets:
Net operating loss carryforwards	$891	$—
Interest carryforwards	161	—
Accrued expenses	86	—
Deferred rent	20	—
Other assets	20	—

Total deferred tax assets	1,178	—
Valuation allowance	—	—

Net deferred tax assets	1,178	—
Deferred tax liabilities:
Depreciation and amortization	204	—
Prepaid expenses	137	—
Deferred revenue	43	19

Total deferred tax liabilities	384	19

Net deferred tax assets (liabilities)	$794	$(19)

As of December 31, 2020, the Company has $3,293 of U.S. federal net operating losses, all of which can be carried forward indefinitely.

As of December 31, 2020, the Company has $4,290 of U.S. state net operating losses which will begin to expire in 2031.

A valuation allowance is provided for deferred income tax assets when it is more likely than not that future tax benefits will not be realized. The Company assesses whether a valuation allowance should be established against deferred tax assets based upon consideration of all available evidence, both positive and negative, using a more likely than not standard. This assessment considers, among other matters, forecasts of future profitability, the duration of statutory carryforward periods, the Company’s experience with tax attributes expiring, impacts of enacted changes in tax laws and tax planning strategies, and the taxable income generated through the future reversals of deferred tax liabilities. In making such judgments,

BIGBEAR.AI HOLDINGS, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

significant weight is given to evidence that can be objectively verified. After analyzing all available evidence, the Company determined it was more likely than it would be able to utilize all its deferred tax assets.

Note K—Employee Benefit Plans

401(k) Plan

The Predecessor maintained a qualified 401(k) plan (the “Predecessor 401(k) Plan”) for its U.S. employees. The Predecessor’s contributions to the plan for the Predecessor 2020 Period, Predecessor 2019 Period and the Predecessor 2018 Period were $1,724, $1,977 and $1,257 respectively.

The Company maintains three qualified 401(k) plans for its U.S. employees: the PCI 401(k) plan, the NuWave 401(k) plan and the Open Solutions 401(k) plan. During the Successor 2020 Period, the Company’s total contributions to the plans were $650.

Note L—Commitments and Contingencies

Contingencies in the Normal Course of Business

Under certain contracts with the U.S. government and certain governmental entities, contract costs, including indirect costs, are subject to audit by and adjustment through negotiation with governmental representatives. Revenue is recorded in amounts expected to be realized on final settlement of any such audits.

Legal Proceedings

The Company is subject to litigation, claims, investigations and audits arising from time to time in the ordinary course of business. Although legal proceedings are inherently unpredictable, the Company believes that it has valid defenses with respect to any matters currently pending against the Company and intends to defend itself vigorously. The outcome of these matters, individually and in the aggregate, is not expected to have a material impact on the Company’s combined balance sheets, statements of operations, or cash flows.

Business Combinations

The Company has acquired and plans to continue to acquire businesses with prior operating histories. Acquired companies may have unknown or contingent liabilities. The associated acquisition costs incurred in the form of professional fees and services may be material to the future periods in which they occur, regardless of whether the acquisition is ultimately completed.

Note M—Equity

Predecessor

As of December 31, 2019 and 2018, the Predecessor had 900 issued and outstanding Class A Units that are entitled to the voting rights and distributions.

On June 11, 2019 the Predecessor filed an amended operating agreement to issue 100 Class B Units (“Profit Interests”) which were subject to certain restrictions and vesting requirements (see Note N). The Class B Member was not entitled to any voting rights until January 1, 2024. Only vested Class B units participate in cash flow distributions on a pro rata basis with Class A Units and are eligible for capital transactions proceeds only if the aggregate distributions were equal to or greater than $50 million.

BIGBEAR.AI HOLDINGS, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

Successor

The Successor has 100 Units (“Units”) issued and outstanding as of December 31, 2020 (Successor).

Note N—Equity-Based Compensation

Predecessor

On June 11, 2019, the Predecessor granted 100 Class B Units to a Member in consideration for the Member’s services to the Predecessor, subject to terms and conditions stated in the profits interest grant agreement. The Class B Units granted upon full vesting represented, 10% percent interest in the Predecessor. The Class B Units were non-voting profits interest which were subject to vesting and other restrictions. According to the vesting schedule, 10 Units vested on June 11, 2019 and 90 Units would vest on January 1, 2024. The Class B Units shall have the same voting rights as the Class A Members beginning on January 1, 2024.

The Class B Units granted had a service condition only, and equity-based compensation for the Class B Units was recognized on a straight-line basis over the requisite service period. The grant date fair value per unit of the Class B Units was $4,982 which was measured used the Black-Scholes Merton Option Pricing Model. The assumptions used in determining the fair value were as follows:

As of June 11, 2019
Volatility	25.8%
Risk-free interest rate	1.89%
Expected time to exit (years)	2.5

The expected time to exit used in the determination of the fair value was based on the time to sale consistent with when investor return would be measured. The volatility used in the determination of the fair value was based on analysis of the selected asset volatility of guideline companies, releveled to account for differences in leverage.

Class B Units rollforward is as follows:

Balance as of January 1, 2019	—

Granted during the year	100
Vested during the year	(10)
Forfeited during the year	—

Unvested as of December 31, 2019	90

Unvested as of October 22, 2020	90

Unvested Class B Units became fully vested and were settled for $731 of the purchase consideration on the PCI acquisition as of October 23, 2020.

Selling, general and administrative expenses for the Predecessor 2020 Period, the Predecessor 2019 Period, and the Predecessor 2018 Period included $80, $104 and $0 of equity-based compensation related to Class B Units, respectively.

Successor

The Company’s Parent granted Class A Units to Peter Cannito, Chairman of the Company’s Board of Directors. The Class A Units were granted as consideration for services related to the acquisition of PCI and

BIGBEAR.AI HOLDINGS, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

will be settled in equity. The Class A Units are immediately vested on the grant date and do not have any future service requirements or settlement provisions. The total value of the Class A units granted to Peter Cannito for the period from May 22, 2020 through December 31, 2020 is $650 and is reflected in the transaction expenses within the combined statement of operations.

Certain members of the board of directors of the Successor have elected to receive their compensation for their services as a board member in stock, Class A units of the Parent Company. The number of units granted or to be granted by the Parent Company are determined by dividing the compensation payable for the quarter by the fair value of the Class A units at the end of each respective quarter. The total value of the Class A units granted to such board of directors for the period from May 22, 2020 through December 31, 2020 is $25, and is reflected in the selling, general and administrative expenses within the combined statement of operations.

Note O—Net Loss per Unit

The numerators and denominators of the basic and diluted net loss per Unit are computed as follows (in thousands, except unit and per unit data):

Successor
Basic and diluted net loss per unit	Period from May 22, 2020 to December 31, 2020
Numerator:
Net loss	$(7,838)
Denominator:
Weighted average Units outstanding—basic and diluted	100
Basic and diluted net loss per Unit	$(78)

There were no potentially issuable Units or other dilutive securities in the Successor 2020 Period.

Note P—Revenues

Net revenues by contract type are as follows:

	Successor	Predecessor
	Period from May 22, 2020 to December 31, 2020	January 1, 2020 to October 22, 2020	Year ended December 31, 2019	Year ended December 31, 2018
Firm fixed price	$6,938	$2,216	$3,753	$3,265
Time and materials	24,614	57,549	69,873	46,174

Total revenues	$31,552	$59,765	$73,626	$49,439

The majority of the Company’s revenue is recognized over time. Revenue derived from contracts that recognize revenue at a point in time was insignificant for all periods presented.

Concentration of Risk

Revenue earned from customers contributing in excess of 10% of consolidated revenues were derived from four customers comprising 72% of revenue for the Successor 2020 Period.

BIGBEAR.AI HOLDINGS, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

Revenue earned from customers contributing in excess of 10% of consolidated revenues were derived from two customers comprising 64% and 75% of revenue for the Predecessor 2020 Period and Predecessor 2019 Period, respectively. Revenue earned from customers contributing in excess of 10% of consolidated revenues were derived from three customers comprising 83% of revenue for the Predecessor 2018 Period.

Note Q—Reportable Segment Information

The Company has determined that it operates in two operating and reportable segments, Cyber & Engineering and Analytics, as the CODM reviews financial information presented for both segments on a disaggregated basis for purposes of making operating decisions, allocating resources, and evaluating financial performance.

Adjusted gross margin is the primary measure of segment profitability used by the CODM to assess performance and to allocate resources to the segments. Research and development costs incurred that generate marketable intellectual property (“IP”) are added back to the gross margin to arrive at the adjusted gross margin. Certain customer contracts that generate lower gross margin (revenue less direct costs including fringe and overheard costs) than the thresholds set by the management are accepted as the work performed for these customer contracts also simultaneously generates reusable code and other IP that is used in the execution of future customer contracts that generate higher gross margin, or enhances the marketability of the products due to additional functionality or features.

	Successor
	Period from May 22, 2020 through December 31, 2020
	Cyber & Engineering	Analytics	Total
Revenues	$15,584	$15,968	$31,552
Segment adjusted gross margin	3,570	7,799	11,369
	23%	49%	36%
Research and development costs excluded from segment adjusted gross margin			(2,694)
Operating expenses:
Selling, general and administrative			7,909
Research and development			530
Transaction expenses			10,091

Operating loss			(9,855)
Interest expense			616

Loss before taxes			$(10,471)

As of December 31, 2020, total assets of Cyber & Engineering segment, Analytics segment and Corporate were $73,225, $143,978 and $1,162, respectively.

Note R—Related Party Transactions

The Successor paid $414 towards business, financial and management consulting services to affiliates of AE in the Successor 2020 Period.

On October 21, 2020, the Company signed a professional service agreement with Gryphon Technologies, LC. (“Gryphon Technologies”) for coordination of the overall due diligence and integration activities related to the acquisition of NuWave. Gryphon Technologies is an affiliate of AE. There were no expenses related to this contract during the period ended December 31, 2020.

BIGBEAR.AI HOLDINGS, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

During the period from May 22, 2020 through December 31, 2020, the Successor paid or accrued $56 as a compensation for the members of the board of directors, including aggregate fair value of $25 of Parent’s Class A Units, which is reflected in the selling, general and administrative expenses within the combined statement of operations.

During the period from May 22, 2020 through December 31, 2020, the Successor accrued $650 as a compensation settled in Parent’s Class A units for services related to the acquisition of PCI provided by Peter Cannito, Chairman of the Company’s Board of Directors, which is reflected in the transaction expenses within the combined statement of operations.

Note S—Subsequent Events

The Successor has evaluated subsequent events from the date of the combined balance sheet through the date the combined financial statements were issued on August 6, 2021.

On February 4, 2021, the Company signed a teaming agreement with Gryphon Technologies to develop the best management and technical approach for certain solicitations with the Department of Homeland Security.

On February 16, 2021, the PCISM Ultimate Holdings adopted a written compensatory benefit plan (the “Class B Unit Incentive Plan”) to provide incentives to present and future directors, managers, officers, employees, consultants, advisors, and/or other service providers of PCISM Ultimate Holdings or its Subsidiaries in the form of PCISM Ultimate Holdings Class B Units (“Incentive Units”). Incentive Units have a participation threshold of $1.00 and are divided into three tranches (“Tranche I,” “Tranche II,” and “Tranche III”) subject to performance-based, service-based, and market-based conditions.

On March 17, 2021, the Company signed a confidential disclosure agreement with Redwire Space, Inc. (“Redwire”) to engage in discussions concerning a potential business relationship between the two parties. Redwire is an affiliate of AE.

On April 22, 2021, the Company signed a memorandum of understanding with Redwire to establish a strategic partnership for the purpose of developing the sales and business by cooperating in fields including digital engineering, modeling & simulation, artificial intelligence, and machine learning.

On May 5, 2021, the legal name of Lake Intermediate, LLC was changed to BigBear.ai Holdings, LLC and the legal name of PCISM Ultimate Holdings, LLC was changed to BBAI Ultimate Holdings, LLC.

On June 4, 2021, GigCapital4 entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among GigCapital4, GigCapital4 Merger Sub Corporation, a Delaware corporation and direct, wholly owned subsidiary of GigCapital4 (“Merger Sub”), BigBear.ai Holdings, LLC (formerly Lake Intermediate) (the “Company”), and BBAI Ultimate Holdings, LLC, a Delaware limited liability company (formerly PCISM Ultimate Holdings). Pursuant to the Merger Agreement (i) Merger Sub will merge with and into the Company (the “First Merger”); and (ii) immediately following the First Merger, the Company will merge with and into GigCapital4 (the “Second Merger”), with GigCapital4 being the surviving, combined company of the Second Merger.

On July 29, 2021, the Company’s Parent amended the Class B Unit Incentive Plan so that the Tranche I and the Tranche III Incentive Units will immediately become fully vested, subject to continued employment or provision of services, upon the closing of the transaction stipulated in the Agreement and Plan of Merger (the “Merger Agreement”) dated June 4, 2021. The Company’s Parent also amended the Class B Unit Incentive Plan so that the Tranche II Incentive Units will vest on any liquidation event, as defined in the Class B Unit Incentive Plan, rather than only upon the occurrence of an Exit Sale, subject to the market-based condition stipulated in the Class B Unit Incentive Plan prior to its amendment. As of July 29, 2021, there was approximately $85.2 million of unrecognized compensation costs related to Incentive Units.

BIGBEAR.AI HOLDINGS, LLC

CONDENSED CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

(in thousands)

	Successor	Successor
	As of March 31, 2021	As of December 31, 2020
Assets
Current assets:
Cash and cash equivalents	$9,928	$9,704
Accounts receivable, less allowance for doubtful accounts of $43 as of March 31, 2021 and $43 as of December 31, 2020	22,868	21,426
Contract assets	1,678	2,575
Prepaid expenses and other current assets	1,255	641

Total current assets	35,729	34,346

Non-current assets:
Property and equipment, net	950	863
Goodwill	91,271	91,271
Intangible assets, net	88,660	90,498
Deferred tax assets	996	794
Other non-current assets	615	593

Total assets	$218,221	$218,365

Liabilities and members’ equity
Current liabilities:
Accounts payable	$2,905	$2,731
Short-term debt, including current portion of long-term debt	1,100	1,100
Accrued liabilities	9,586	7,270
Contract liabilities	671	541
Other current liabilities	216	413

Total current liabilities	14,478	12,055

Non-current liabilities:
Long-term debt	105,745	105,894
Other non-current liabilities	13	19

Total liabilities	120,236	117,968

Commitments and contingencies (Note I)
Equity:
Members’ contribution	108,260	108,235
Accumulated deficit	(10,275)	(7,838)

Total equity	97,985	100,397

Total liabilities and members’ equity	$218,221	$218,365

The accompanying notes are an integral part of the interim condensed consolidated financial statements.

BIGBEAR.AI HOLDINGS, LLC

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED)

(in thousands, except unit and per unit data)

	Successor	Predecessor
	Three months ended March 31, 2021	Three months ended March 31, 2020
Revenues	$35,570	$18,407
Cost of revenues	25,290	14,314

Gross Margin	10,280	4,093
Operating expenses:
Selling, general and administrative	10,114	2,855
Research and development	928	3

Operating (loss) income	(762)	1,235
Interest expense	1,860	—
Other income, net	(1)	—

(Loss) income before taxes	(2,621)	1,235
Income tax (benefit) expense	(184)	55

Net (loss) income	$(2,437)	$1,180

Basic net loss per Unit	$(24)
Diluted net loss per Unit	$(24)
Weighted-average Units outstanding:
Basic	100
Diluted	100

The accompanying notes are an integral part of the interim condensed consolidated financial statements.

BIGBEAR.AI HOLDINGS, LLC

CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY

(UNAUDITED)

(in thousands, except unit data)

For the three months ended March 31, 2021 (Successor)

	Units	Members’ contribution	Accumulated deficit	Total Members’ equity
Balance at December 31, 2020 (Successor)	100	$108,235	$(7,838)	$100,397

Equity-based compensation expense	—	25	—	25
Net loss	—	—	(2,437)	(2,437)

Balance at March 31, 2021 (Successor)	100	$108,260	$(10,275)	$97,985

For the three months ended March 31, 2020 (Predecessor)

	Class A Units	Class B Units	Members’ contribution	Accumulated deficit	Total Members’ equity
Balance at December 31, 2019 (Predecessor)	900	10	$4,998	$6,677	$11,675

Net income	—	—	—	1,180	1,180
Equity-based compensation expense	—	—	25	—	25
Distributions	—	—	—	(200)	(200)

Balance at March 31, 2020 (Predecessor)	900	10	$5,023	$7,657	$12,680

The accompanying notes are an integral part of the interim condensed consolidated financial statements.

BIGBEAR.AI HOLDINGS, LLC

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

(in thousands)

	Successor	Predecessor
	Three months ended March 31, 2021	Three months ended March 31, 2020
Cash flows from operating activities:
Net (loss) income	$(2,437)	$1,180
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization expense	1,921	14
Amortization of debt issuance costs	143	—
Equity-based compensation expense	25	25
Deferred income tax (benefit) expense	(202)	20
Changes in assets and liabilities:
Accounts receivable	(1,442)	2,783
Contract assets	897	(160)
Prepaid expenses and other assets	(653)	(115)
Accounts payable	174	1,068
Accrued liabilities	2,316	554
Contract liabilities	130	—
Other liabilities	21	2

Net cash provided by operating activities	893	5,371

Cash flows from investing activities:
Acquisition of businesses, net of cash acquired	(224)	—
Purchases of property and equipment	(170)	(28)

Net cash used in investing activities	(394)	(28)

Cash flows from financing activities:
Repayment of term loan	(275)	—
Distributions to members	—	(200)

Net cash used in financing activities	(275)	(200)

Net increase in cash and cash equivalents	224	5,143
Cash and cash equivalents at beginning of period	9,704	1,644

Cash and cash equivalents at end of period	$9,928	$6,787

The accompanying notes are an integral part of the interim condensed consolidated financial statements.

BIGBEAR.AI HOLDINGS, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

(in thousands of U.S. dollars unless stated otherwise)

Note A—Description of the Business

Affiliates of AE Industrial Partners Fund II, LP (“AE”), a private equity firm specializing in aerospace, defense, space and government services, power generation, and specialty industrial markets, formed a series of acquisition vehicles on May 22, 2020, which included Lake Parent, LLC (“Lake Parent”), BigBear.ai Holdings, LLC (“BigBear” or “Successor”), BigBear.ai Intermediate Holdings, LLC (“BigBear Intermediate”) and BigBear.ai, LLC (“BigBear.ai”) with Lake Parent being the top holding company. BigBear.ai and BigBear Intermediate are wholly owned direct or indirect subsidiaries of BigBear.

Separately, AE also formed a series of acquisition vehicles on October 8, 2020 which included PCISM Ultimate Holdings, LLC (“PCISM Ultimate Holdings”), PCISM Holdings, LLC (“PCISM Holdings”), PCISM Intermediate Holdings, LLC and PCISM Intermediate II Holdings, LLC.

Upon the formation of these acquisition vehicles and throughout 2020, BigBear Intermediate and its subsidiaries effected a number of acquisitions, including NuWave Solutions, LLC (“NuWave”), Open Solutions Group, LLC (“Open Solutions”), the Government Services division of ProModel Government Solutions Inc. (“ProModel”), and PCI Strategic Management, LLC (“PCI” or “Predecessor”).

The Predecessor Period reflects the results of PCI’s operations prior to its acquisition, and the Successor Period, including NuWave, PCI, Open Solutions, and ProModel (collectively, the “Company”), reflects the results of each entity’s operations subsequent to each acquisition. The Company offers a comprehensive suite of solutions including artificial intelligence and machine learning, data science, advanced analytics, offensive and defensive cyber, data management, cloud solutions, digital engineering, and systems.

Note B—Summary of Significant Accounting Policies

Basis of Presentation

The interim condensed consolidated financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information. Certain information or footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted, pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”) for interim financial reporting. Accordingly, they do not include all the information and footnotes necessary for a comprehensive presentation of financial position, results of operations, or cash flows. In the opinion of management, the accompanying condensed consolidated financial statements include all adjustments, consisting of normal recurring adjustments, which are necessary for a fair presentation of the financial position, operating results and cash flows for the periods presented. The interim condensed consolidated financial statements should be read in conjunction with the Company’s annual combined financial statements for the year ended December 31, 2020. The interim results for the period ended March 31, 2021 are not necessarily indicative of the results expected for the year ending December 31, 2021 or any future interim periods.

PCI was identified as the Predecessor through an analysis of various factors, including the size, financial characteristics, and ongoing management. The results for the three months ended March 31, 2020 (the “Predecessor Q1 Period”) relate to the predecessor period for BigBear and includes all of the accounts of PCI only. As BigBear was formed on May 22, 2020, there is no comparative Successor Q1 comparative period during fiscal year 2020. The results and information as of December 31, 2020 relate to activity of BigBear and its subsidiaries. The results and information as of March 31, 2021, and the three months ended March 31, 2021 (collectively, the “Successor Q1 Period”) relate to activity of BigBear and its subsidiaries.

BIGBEAR.AI HOLDINGS, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

(in thousands of U.S. dollars unless stated otherwise)

The PCI, NuWave, Open Solutions, and ProModel acquisitions were accounted for as business combinations in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 805, Business Combinations (“ASC 805”), and the resulting new basis of accounting is reflected as of December 31, 2020 and in the Successor Q1 Period. All intercompany balances and transactions have been eliminated in consolidation. Amounts presented within the consolidated financial statements and accompanying notes are presented in thousands of U.S. dollars unless stated otherwise, except for percentages, unit, shares, per unit, and per share amounts.

Emerging Growth Company

Section 102(b)(1) of the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that an emerging growth company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard.

This may make comparison of the Company’s financial statements with another public company that is neither an emerging growth company nor an emerging growth company that has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods.

Making estimates requires management to exercise significant judgement. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, actual results could differ from those estimates. Accounting policies subject to estimates include valuation of intangible assets, revenue recognition, income taxes, and equity-based compensation.

Significant Accounting Policies

The significant accounting policies used in preparing these interim condensed consolidated financial statements were applied on a basis consistent with those reflected in our annual combined financial statements for the year ended December 31, 2020.

BIGBEAR.AI HOLDINGS, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

(in thousands of U.S. dollars unless stated otherwise)

Recently Issued Accounting Pronouncements

The FASB issued ASU No. 2016-02, Leases (Topic 842) (“ASU 2016-02”), which supersedes the current lease requirements in ASC 840, Leases. ASU 2016-02 requires lessees to recognize a right-of-use asset and related lease liability for all leases, with a limited exception for short-term leases. Leases will be classified as either finance or operating, with the classification affecting the pattern of expense recognition in the statement of operations. Currently, leases are classified as either capital or operating, with any capital leases recognized on the condensed consolidated balance sheets. The reporting of lease-related expenses in the condensed consolidated statements of operations and cash flows will be generally consistent with the current guidance. The new lease guidance will be effective for the year ending December 31, 2022 and will be applied using a modified retrospective transition method to either the beginning of the earliest period presented or the beginning of the year of adoption. The Company is currently evaluating the impact of adopting the new standard. The adoption of this standard will require the recognition of a right of use asset and liability on the Company’s condensed consolidated balance sheets.

In June 2016, the FASB issued ASU No. 2016-13, Financial Instruments–Credit Losses (Topic 326) (“ASU 2016-13”), an amendment of the FASB Accounting Standards Codification. Subsequent to the issuance of ASU 2016-13, there were various updates that amended and clarified the impact of ASU 2016-13. ASU 2016-13 broadens the information that an entity must consider in developing its expected credit loss estimate for assets measured either collectively or individually. The amendments in ASU 2016-13 will require an entity to record an allowance for credit losses for certain financial instruments and financial assets, including accounts receivable, based on expected losses rather than incurred losses. The measurement of expected credit losses is based on relevant information about past events, including historical experience, current conditions, and reasonable and supportable forecasts that affect the collectability of the reported amount. An entity must use judgment in determining the relevant information and estimation methods that are appropriate in its circumstances. The use of forecasted information incorporates more timely information in the estimate of expected credit losses. The new guidance will be effective for the years beginning after December 15, 2022. The Company does not expect this guidance to have a material impact on its condensed consolidated financial statements or related disclosures.

Recently Adopted Accounting Pronouncements

In August 2020, the FASB issued ASU 2020-06, Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging – Contracts in Entity’s Own Equity (Subtopic 815-40): Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity (“ASU 2020-06”), which, amongst other provisions, simplifies the guidance on the issuer’s accounting for convertible instruments and the derivative scope exception for contracts in an entity’s own equity such that fewer conversion features will require separate recognition and modifies how particular convertible instruments and certain contracts that may be settled in cash or shares impact the diluted earnings per share computation. While ASU 2020-06 is required for fiscal years beginning after December 15, 2021 (including interim periods), early adoption is permitted for fiscal years (including interim periods) beginning after December 15, 2020. The Company early adopted ASU 2020-06 as of January 1, 2021 on the modified retrospective basis, which requires the cumulative effect of applying the standard to be recognized at the date of initial application. The Company does not have an existing convertible instrument or a contract in its own equity as of the initial application date and therefore the adoption of ASU 2020-06 did not have a material impact on the condensed consolidated financial statements.

BIGBEAR.AI HOLDINGS, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

(in thousands of U.S. dollars unless stated otherwise)

Note C—Business Combinations

NuWave Acquisition

On June 19, 2020, the Successor acquired 100% of the equity interest of NuWave for cash and 2,900,000 units of the Successor’s Parent’s equity (“Parent Units”). The acquisition supports the Company’s growth in its offering of advanced data analytics.

The purchase agreement with the sellers of NuWave also stipulated that certain funds would be held in escrow (“Indemnification Escrow Deposit” and “Adjustment Escrow Deposit”), for the benefit of the seller. Pursuant to and subject to the terms and conditions of the Escrow Agreement, the Indemnification Escrow Amount of $300 and the Adjustment Escrow Amount of $150 shall be held in escrow until released in accordance with the purchase agreement and the Escrow Agreement.

The following table summarizes the preliminary fair value of the consideration transferred and the preliminary estimated fair values of the major classes of assets acquired and liabilities assumed as of the acquisition date.

June 19, 2020
Cash paid	$27,881
Equity issued	2,900

Purchase consideration	$30,781

Assets:
Cash	$1,038
Accounts receivable	3,018
Other current assets	112
Contract assets	1,095
Deposits	27
Property and equipment	77
Intangible assets	16,200

$21,567

Liabilities:
Accounts payable	$365
Accrued liabilities	364
Deferred tax liability	476

$1,205

Fair value of net identifiable assets acquired	20,362

Goodwill	$10,419

The following table summarizes the intangible assets acquired by class:

June 19, 2020
Technology	$5,400
Customer relationships	10,800

Total intangible assets	$16,200

BIGBEAR.AI HOLDINGS, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

(in thousands of U.S. dollars unless stated otherwise)

The amounts above represent the current preliminary fair value estimates as the measurement period is still open as of March 31, 2021. The Company is finalizing the valuation analysis.

The fair value of the acquired technology was determined using the relief from royalty (“RFR”) method. The fair value of the acquired customer relationships was determined using the excess earnings method.

The acquisition was accounted for as a business combination, whereby the excess of the purchase consideration over the fair value of identifiable net assets was allocated to goodwill. The goodwill reflects the potential synergies and expansion of the Company’s offerings across product lines and markets complementary to its existing products and markets. For tax purposes, the goodwill related to the asset purchase is deductible.

PCI Acquisition

On October 23, 2020, the Successor acquired 100% of the equity interest of PCI for cash and 8,142,985 units of the Successor’s Parent’s equity. The acquisition supports the Company’s growth in its offering of cybersecurity, cloud and system engineering.

The purchase agreement with the sellers of PCI also stipulated that certain funds would be held in escrow (“Adjustment Escrow Deposit” and “Indemnity Escrow Amount”), for the benefit of the sellers. Pursuant to and subject to the terms and conditions of the Escrow Agreement, the Indemnification Escrow Amount of $325 and the Adjustment Escrow Amount of $650 shall be held in escrow until released in accordance with the purchase agreement and the Escrow Agreement. The following table summarizes the preliminary fair value of the consideration transferred and the preliminary estimated fair values of the major classes of assets acquired and liabilities assumed as of the acquisition date.

October 23, 2020
Cash paid	$55,932
Equity issued	8,143

Purchase consideration	$64,075

Assets:
Cash	$364
Accounts receivable	6,710
Contract assets	4,569
Prepaid expenses and other current assets	383
Property and equipment	218
Other non-current assets	5
Intangible assets	22,800

$35,049

Liabilities:
Accounts payable	$1,131
Deferred tax liability	1,033
Accrued liabilities	3,776

$5,940

BIGBEAR.AI HOLDINGS, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

(in thousands of U.S. dollars unless stated otherwise)

October 23, 2020
Fair value of net identifiable assets acquired	29,109

Goodwill	$34,966

The following table summarizes the intangible assets acquired by class:

October 23, 2020
Customer relationships	$22,800

The amounts above represent the current preliminary fair value estimates as the measurement period is still open as of March 31, 2021. The Company is finalizing the valuation analysis.

The fair value of the acquired customer relationships was determined using the excess earnings method.

The acquisition was accounted for as a business combination, whereby the excess of the purchase consideration over the fair value of identifiable net assets was allocated to goodwill. The goodwill reflects the potential synergies and expansion of the Company’s offerings across product lines and markets complementary to its existing products and markets. For tax purposes, the goodwill related to the asset purchase is deductible.

Open Solutions Acquisition

On December 2, 2020, the Company acquired 100% of the equity interest of Open Solutions for cash and 92,500 units of the Successor’s Parent’s equity. The acquisition supports the Company’s growth in its offering of advanced data analytics.

The purchase agreement with the sellers of Open Solutions also stipulated that certain funds would be held in escrow (“Indemnification Escrow Deposit”, “Adjustment Escrow Deposit” and “Representative Expense Fund”), for the benefit of the sellers. Pursuant to and subject to the terms and conditions of the Escrow Agreement, the Indemnification Escrow Amount of $285, the Adjustment Escrow Amount of $372 and Representative Expense Fund $150 shall be held in escrow until released in accordance with purchase agreement and the Escrow Agreement.

The following table summarizes the preliminary fair value of the consideration transferred and the preliminary estimated fair values of the major classes of assets acquired and liabilities assumed as of the acquisition date.

December 2, 2020
Cash paid	$60,715
Equity issued	2,145

Purchase consideration	$62,860

Assets:
Cash	$63
Accounts receivable	6,127
Prepaid expenses and other current assets	89
Property and equipment	305
Other non-current assets	48
Intangible assets	30,800

$37,432

BIGBEAR.AI HOLDINGS, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

(in thousands of U.S. dollars unless stated otherwise)

December 2, 2020
Liabilities:
Accounts payable	$122
Accrued liabilities	946
Deferred tax liability	334
Other non-current liabilities	27

$1,429

Fair value of net identifiable assets acquired	36,003

Goodwill	$26,857

The following table summarizes the intangible assets acquired by class:

December 2, 2020
Technology	$10,300
Customer relationships	20,500

Total intangible assets	$30,800

The amounts above represent the current preliminary fair value estimates as the measurement period is still open as of March 31, 2021. The Company is finalizing the valuation analysis.

The fair value of the acquired technology was determined using the RFR method. The fair value of the acquired customer relationships was determined using the excess earnings method.

The acquisition was accounted for as a business combination, whereby the excess of the purchase consideration over the fair value of identifiable net assets was allocated to goodwill. The goodwill reflects the potential synergies and expansion of the Company’s offerings across product lines and markets complementary to its existing products and markets. For tax purposes, the goodwill related to the asset purchase is deductible.

ProModel Acquisition

On December 21, 2020, the Successor acquired 100% of the equity interest of ProModel for cash. The acquisition supports the Company’s growth in its offering of advanced data analytics.

The purchase agreement with the sellers of ProModel also stipulated that certain funds would be held in escrow (“Adjustment Escrow Deposit” and “PPP Escrow Amount”), for the benefit of the sellers. Pursuant to and subject to the terms and conditions of the Escrow Agreement, the Adjustment Escrow Amount of $425 and PPP Escrow Amount $2,557 shall be held in escrow until released in accordance with purchase agreement and the Escrow Agreement.

The following table summarizes the preliminary fair value of the consideration transferred and the preliminary estimated fair values of the major classes of assets acquired and liabilities assumed as of the acquisition date.

December 21, 2020
Cash paid	$43,718

Assets:
Cash	$1,843
Accounts receivable	907

BIGBEAR.AI HOLDINGS, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

(in thousands of U.S. dollars unless stated otherwise)

December 21, 2020
Other receivables	707
Contract assets	779
Prepaid expenses and other current assets	64
Property and equipment	134
Other non-current assets	18
Intangible assets	21,700

$26,152

Liabilities:
Accounts payable	$2
Contract liabilities	501
Accrued liabilities	960

$1,463

Fair value of net identifiable assets acquired	24,689

Goodwill	$19,029

The following table summarizes the intangible assets acquired by class:

December 21, 2020
Technology	$7,000
Customer relationships	14,700

Total intangible assets	$21,700

The amounts above represent the current preliminary fair value estimates, as the measurement period is still open as of March 31, 2021. The Company is finalizing the valuation analysis.

The fair value of the acquired technology was determined using the RFR method. The fair value of the acquired customer relationships was determined using the excess earnings method.

The acquisition was accounted for as a business combination, whereby the excess of the purchase consideration over the fair value of identifiable net assets was allocated to goodwill. The goodwill reflects the potential synergies and expansion of the Company’s offerings across product lines and markets complementary to its existing products and markets. For tax purposes, the goodwill is deductible.

Note D—Accrued Liabilities

Accrued liabilities consist of the following:

	Successor
	March 31, 2021	December 31, 2020
Payroll accruals	$6,780	$6,741
Other accrued expenses	2,806	529

Total	$9,586	$7,270

BIGBEAR.AI HOLDINGS, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

(in thousands of U.S. dollars unless stated otherwise)

Note E—Debt

On December 21, 2020, the Company entered into a credit agreement with Antares Capital (the “Antares Capital Credit Agreement”). The Antares Capital Credit Agreement includes the following, collectively referred to as the “Loans”:

(i)	A $110.0 million term loan (the “Antares Capital Term Loan”) that matures on December 21, 2026.

(ii)

A $15.0 million revolving credit facility (the “Antares Capital Revolving Credit Facility”) that matures on December 21, 2026. The Company had not drawn on the revolving credit facility as of March 31, 2021.

The interest rates on the Loans can be based on LIBOR rates or Base rates at the Company’s discretion. The interest payable is as follows:

(i)	For LIBOR rate loans, the interest payable is the higher of (a) 1.00% per annum and (b) LIBOR rate plus 5.00% (as applicable margin).

(ii)

For Base rate loans, the interest payable is the Base Rate plus 4.00% (as applicable margin). Base Rate is a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 0.50%, (b) the Prime Rate and (c) one-month Eurocurrency Rate plus 1.00%

The Company may prepay the Loans at any time without any premium or penalty; however, the minimum amount of prepayment for the Antares Capital Term Loan and the Antares Capital Revolving Credit Facility is $250 and $100, respectively. In addition, the Antares Capital Term Loan is to be repaid quarterly in principal payments of $275 with the first repayment occurring on March 31, 2021.

The Antares Capital Credit Agreement requires the Company to meet certain financial and other covenants. As of March 31, 2021, the Company remained compliant with the covenant requirements.

The debt balances are summarized as follows:

	Successor
	March 31, 2021	December 31, 2020
Term Loan	$109,725	$110,000
Revolver	—	—

Total debt	$109,725	$110,000
Less: unamortized discounts and issuance costs	2,880	3,006

Total debt, net	$106,845	$106,994
Less: current portion	1,100	1,100

Long-term debt, net	$105,745	$105,894

Interest expense, including the amortization of debt issuance costs, charged for the period ended March 31, 2021 was $1,860.

Note F—Leases

The Company is obligated under operating leases for certain real estate and office equipment assets. Certain leases contained predetermined fixed escalation of minimum rents at rates ranging from 2.5% to 5.4% per annum and renewal options that could extend certain leases to up to five additional years.

BIGBEAR.AI HOLDINGS, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

(in thousands of U.S. dollars unless stated otherwise)

The Company records rent expense on a straight-line basis over the life of the lease. Rent expense under all leases for the three months ended March 31, 2021 (Successor) and three months ended March 31, 2020 (Predecessor) was $252 and $102, respectively.

Note G—Income Taxes

The effective tax rates were as follows:

	Successor	Predecessor
	Three months ended March 31, 2021	Three months ended March 31, 2020
Effective tax rate	7.0%	4.5%

The Successor is established as a limited liability company and has elected to be taxed as a corporation for federal, state, and local income tax purposes. The effective tax rate for the three months ended March 31, 2021 differs from the U.S. federal income tax rate of 21.0% primarily due to non-deductible transaction expenses, offset by state and local corporate income taxes.

The Predecessor was established and taxed as a partnership, and therefore, was not generally subject to federal, state and local corporate income taxes. The effective tax rate for the Predecessor Q1 2020 Period for the three months ended March 31, 2020 differs from the U.S. federal income tax rate of 0.0% due to state and local income taxes.

Note H—Employee Benefit Plans

401(k) Plan

The Predecessor maintained a qualified 401(k) plan (the “Predecessor 401(k) Plan”) for its U.S. employees. The Predecessor’s contributions to the plan for the period ended March 31, 2020 was $511.

The Company maintains three qualified 401(k) plans for its U.S. employees: the PCI 401(k) plan, the NuWave 401(k) plan and the Open Solutions 401(k) plan. During the period ended March 31, 2021, the Company’s total contributions to the plans were $811.

Note I—Commitments and Contingencies

Contingencies in the Normal Course of Business

Under certain contracts with the U.S. government and certain governmental entities, contract costs, including indirect costs, are subject to audit by and adjustment through negotiation with governmental representatives. Revenue is recorded in amounts expected to be realized on final settlement of any such audits.

Legal Proceedings

The Company is subject to litigation, claims, investigations and audits arising from time to time in the ordinary course of business. Although legal proceedings are inherently unpredictable, the Company believes that it has valid defenses with respect to any matters currently pending against the Company and intends to defend itself vigorously. The outcome of these matters, individually and in the aggregate, is not expected to have a material impact on the Company’s combined balance sheets, statements of operations, or cash flows.

BIGBEAR.AI HOLDINGS, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

(in thousands of U.S. dollars unless stated otherwise)

Business Combinations

The Company has acquired and plans to continue to acquire businesses with prior operating histories. Acquired companies may have unknown or contingent liabilities. The associated acquisition costs incurred in the form of professional fees and services may be material to the future periods in which they occur, regardless of whether the acquisition is ultimately completed.

Note J—Equity

Predecessor

As of March 31, 2020, the Predecessor had 900 issued and outstanding Class A Units that are entitled to the voting rights and distributions.

On June 11, 2019 the Predecessor filed an amended operating agreement to issue 100 Class B Units which were subject to certain restrictions and vesting requirements (see Note K). The Class B Member is not entitled to any voting rights until January 1, 2024. Only vested Class B units participate in cash flow distributions on a pro rata basis with Class A Units and are eligible for capital transactions proceeds only if the aggregate distributions were equal to or greater than $50 million.

Successor

The Company has 100 Units (“Units”) issued and outstanding as of March 31, 2021.

Note K—Equity-Based Compensation

Class A Units granted to board of directors

Certain members of the board of directors of the Company have elected to receive their compensation for their services as a board member in stock, Class A units of the Parent Company. The number of units granted or to be granted by the Parent Company are determined by dividing the compensation payable for the quarter by the fair value of the Class A units at the end of each respective quarter. The total value of the Class A units granted to such board of directors for the three months ended March 31, 2021 is $25, and is reflected in the selling, general and administrative expenses within the condensed consolidated statements of operations.

Class B Unit Incentive Plan

In February 2021, the Company’s Parent adopted a written compensatory benefit plan (the “Class B Unit Incentive Plan”) to provide incentives to present and future directors, managers, officers, employees, consultants, advisors, and/or other service providers of the Company’s Parent or its Subsidiaries in the form of the Parent’s Class B Units (“Incentive Units”). Incentive Units have a participation threshold of $1.00 and are divided into three tranches (“Tranche I,” “Tranche II,” and “Tranche III”). Tranche I Incentive Units are subject to performance-based, service-based, and market-based conditions.

•

The performance condition relates to the sale of the Parent or a transaction involving the Parent in which the Parent or any of its subsidiaries acquires Securities of a SPAC (“Exit Sale”) for Tranche I, Tranche II, and Tranche III

BIGBEAR.AI HOLDINGS, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

(in thousands of U.S. dollars unless stated otherwise)

•

The service condition relates to the five-year required service period of the grantee for Tranche I and continued employment of the grantee through the performance condition achievement date for Tranche II and Tranche III

•	The market-based condition relates to a target internal rate of return, as defined in the Class B Unit Incentive Plan, required as of or prior to the Exit Sale event for Tranche II and Tranche III

Equity-based compensation for awards with performance conditions is based on the probable outcome of the related performance condition. The vesting for each tranche of the Incentive Units is contingent on the occurrence of an Exit Sale. As such events are not considered probable until they occur, recognition of equity-based compensation for the Incentive Units is deferred until the Exit Sale occurs. Once the event occurs, unrecognized compensation cost associated with the performance-vesting Incentive Units (based on their grant date fair value) will be recognized based on the portion of the requisite service period that has been rendered.

The grant date fair value of the Incentive Units was $5.19 per unit. No equity-based compensation recognized for the Successor Q1 Period. As of March 31, 2021 (Successor), there was approximately $49.3 million of unrecognized compensation costs related to Incentive Units.

Certain information related to the Incentive Units is presented as follows:

Incentive Units
Unvested and outstanding as of December 31, 2020	—

Granted	9,650,000
Forfeited	(150,000)

Unvested and outstanding as of March 31, 2021	9,500,000

The assumptions used in determining the fair value of the Incentive Units for the Successor Q1 Period are as follows:

Successor
Three months ended March 31, 2021
Volatility	57%
Risk-free rate	0.1%
Time to exit (years)	1.6

The volatility used in the determination of the fair value of the Incentive Units was based on analysis of the historical volatility of guideline public companies and factors specific to the Successor.

BIGBEAR.AI HOLDINGS, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

(in thousands of U.S. dollars unless stated otherwise)

Note L—Net Loss per Unit

The numerators and denominators of the basic and diluted net loss per Unit are computed as follows (in thousands, except unit and per unit data):

Successor
Three months ended March 31, 2021
Basic and diluted net loss per unit
Numerator:
Net loss:	$(2,437)
Denominator:
Weighted average Units outstanding – basic and diluted	100
Basic and diluted net loss per unit	$(24)

There were no potentially issuable Units or other dilutive securities for the three months ended March 31, 2021.

Note M—Revenue

Net revenues by contract type are as follows:

	Successor	Predecessor
	Three months ended March 31, 2021	Three months ended March 31, 2020
Firm fixed price	$6,727	$431
Time and materials	28,843	17,976

Total revenue	$35,570	$18,407

The majority of the Company’s revenue is recognized over time. Revenue derived from contracts that recognize revenue at a point in time was insignificant for all periods presented.

Concentration of Risk

Revenue earned from customers contributing in excess of 10% of consolidated revenues were derived from two customers comprising 34% of revenue for the three months ended March 31, 2021 (Successor) and 70% for the three months ended March 31, 2020 (Predecessor), respectively.

Contract Balances

Contract asset balances were $1,678 as of March 31, 2021, compared to $2,575 as of December 31, 2020. The change was primarily driven by billings of previously uninvoiced services for which revenue had been recognized in NuWave and ProModel. Contract liability balances were $671 as of March 31, 2021, compared to $541 as of December 31, 2020. The change was primarily driven by billings in excess of revenue recognized in NuWave. Revenue recognized in the period ended March 31, 2021 that was included in the contract liability balance as of December 31, 2020 was $541.

BIGBEAR.AI HOLDINGS, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

(in thousands of U.S. dollars unless stated otherwise)

Remaining Performance Obligations

As of March 31, 2021, the aggregate amount of the transaction price allocated to remaining performance obligations was $118,120. The Company expects to recognize approximately 92% of its remaining performance obligations as revenue within the next 12 months and the balance thereafter.

Note N—Reportable Segment Information

The Company has determined that it operates in two operating and reportable segments, Cyber & Engineering and Analytics, as the CODM reviews financial information presented for both segments on a disaggregated basis for purposes of making operating decisions, allocating resources, and evaluating financial performance.

Adjusted gross margin is the primary measure of segment profitability used by the CODM to assess performance and to allocate resources to the segments. Research and development costs incurred that generate marketable intellectual property (“IP”) are added back to the gross margin to arrive at the adjusted gross margin. Customer contracts that generate lower gross margin (revenue less direct costs including fringe and overheard costs) than the thresholds set by the management are accepted as the work performed for these customer contracts also simultaneously generates reusable code and other IP that is used in the execution of future customer contracts that generate higher gross margin, or enhances the marketability of the products due to additional functionality or features.

	Successor
	Three months ended March 31, 2021
	Cyber & Engineering	Analytics	Total
Revenues	$18,559	$17,011	$35,570
Segment adjusted gross margin	4,209	8,299	12,508
	23%	49%	35%
Research and development costs excluded from segment gross margin			(2,228)
Operating expenses:
Selling, general and administrative			10,114
Research and development			928

Operating loss			(762)
Interest expense			1,860
Other income			(1)

Loss before taxes			$(2,621)

As of March 31, 2021, total assets of Cyber & Engineering, Analytics, and Corporate were $73,188, $142,392 and $2,641, respectively.

Note O—Related Party Transactions

The Company incurred expenses related to consulting services provided by the affiliates of AE of $225 during the Successor Q1 Period. In addition, the Company recorded $225 in Prepaid Expenses and Other Current Assets for consulting fees through the three months ended June 30, 2021.

BIGBEAR.AI HOLDINGS, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

(in thousands of U.S. dollars unless stated otherwise)

On February 4, 2021, the Company signed a teaming agreement with Gryphon Technologies to develop the best management and technical approach for certain solicitations with the DHS.

On March 17, 2021, the Company signed a confidential disclosure agreement with Redwire Space, Inc. (“Redwire”) to engage in discussions concerning a potential business relationship between the two parties. Redwire is an affiliate of AE.

During the three months ended March 31, 2021, the Successor paid or accrued $50 as a compensation for the members of the board of directors, including aggregate fair value of $25 of Parent’s Class A Units, which is reflected in the selling, general and administrative expenses within the condensed consolidated statement of operations.

There were no related-party transactions during the Predecessor Q1 Period.

Note P—Subsequent Events

The Company has evaluated subsequent events from the date of the interim condensed consolidated balance sheet through the date the interim condensed consolidated financial statements were issued on August 6, 2021.

On April 22, 2021, the Company signed a memorandum of understanding with Redwire to establish a strategic partnership for the purpose of developing the sales and business by cooperating in fields including digital engineering, modeling & simulation, artificial intelligence, and machine learning.

On May 5, 2021, the legal name of Lake Intermediate, LLC was changed to BigBear.ai Holdings, LLC.

On June 4, 2021, GigCapital4 entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among GigCapital4, GigCapital4 Merger Sub Corporation, a Delaware corporation and direct, wholly owned subsidiary of GigCapital4 (“Merger Sub”), BigBear.ai Holdings, LLC (formerly Lake Intermediate) (the “Company”), and BBAI Ultimate Holdings, LLC, a Delaware limited liability company (formerly PCISM Ultimate Holdings). Pursuant to the Merger Agreement (i) Merger Sub will merge with and into the Company (the “First Merger”); and (ii) immediately following the First Merger, the Company will merge with and into GigCapital4 (the “Second Merger”), with GigCapital4 being the surviving, combined company of the Second Merger.

On July 29, 2021, the Company’s Parent amended the Class B Unit Incentive Plan so that the Tranche I and the Tranche III Incentive Units will immediately become fully vested, subject to continued employment or provision of services, upon the closing of the transaction stipulated in the Agreement and Plan of Merger (the “Merger Agreement”) dated June 4, 2021. The Company’s Parent also amended the Class B Unit Incentive Plan so that the Tranche II Incentive Units will vest on any liquidation event, as defined in the Class B Unit Incentive Plan, rather than only upon the occurrence of an Exit Sale, subject to the market-based condition stipulated in the Class B Unit Incentive Plan prior to its amendment. As of July 29, 2021, there was approximately $85.2 million of unrecognized compensation costs related to Incentive Units.

NuWave Solutions, LLC—Report of Independent Certified Public Accountants

Members

NuWave Solutions, LLC

We have audited the accompanying financial statements of NuWave Solutions, LLC (a Maryland Limited Liability Company), which comprise the balance sheets as of June 18, 2020 and December 31, 2019, and the related statements of operations, changes in equity, and cash flows for the period from January 1, 2020 through June 18, 2020 and the year ended December 31, 2019, and the related notes to the financial statements.

Management’s responsibility for the financial statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NuWave Solutions, LLC as of June 18, 2020 and December 31, 2019, and the results of its operations and its cash flows for the period from January 1, 2020 through June 2020 and the year ended December 31, 2019 in accordance with accounting principles generally accepted in the United States of America.

/s/ Grant Thornton LLP

Arlington, Virginia

August 6, 2021

NUWAVE SOLUTIONS, LLC

BALANCE SHEETS

(in thousands)

	As of June 18, 2020	As of December 31, 2019
Assets
Current assets:
Cash and cash equivalents	$1,038	$331
Accounts receivable	3,018	2,626
Contract assets	1,096	1
Prepaid expenses and other current assets	112	57

Total current assets	5,264	3,015

Non-current assets:
Property and equipment, net	77	89
Other non-current assets	27	27

Total assets	$5,368	$3,131

Liabilities and equity
Current liabilities:
Accounts payable	$758	$265
Accrued liabilities	364	274
Deferred rent	61	28
Contract liabilities	—	34
Other current liabilities	5	14

Total current liabilities	1,188	615

Non-current liabilities:
Deferred tax liabilities	11	21

Total liabilities	1,199	636

Commitments and contingencies (Note 8)
Equity:
Members’ equity	4,169	2,495

Total equity	4,169	2,495

Total liabilities and equity	$5,368	$3,131

The accompanying notes to the financial statements are an integral part of these statements.

NUWAVE SOLUTIONS, LLC

STATEMENTS OF OPERATIONS

(in thousands)

	Period from January 1, 2020 through June 18, 2020	Year ended December 31, 2019
Revenues	$10,809	$14,332
Cost of revenues	5,436	9,588

Gross profit	5,373	4,744

Operating expenses:
Selling, general and administrative expenses	3,266	3,334
Loss on disposal of property and equipment	—	27

Operating income	2,107	1,383
Income tax (benefit) expense	(6)	18

Net income	$2,113	$1,365

The accompanying notes to the financial statements are an integral part of these statements.

NUWAVE SOLUTIONS, LLC

STATEMENTS OF CHANGES IN EQUITY

(in thousands)

For the period from January 1, 2020 through June 18, 2020 and year ended December 31, 2019

Members’ equity
As of January 1, 2019	$2,313
Net income	1,365
Distribution	(1,183)

As of December 31, 2019	$2,495
Net income	2,113
Distribution	(439)

As of June 18, 2020	$4,169

The accompanying notes to the financial statements are an integral part of these statements.

NUWAVE SOLUTIONS, LLC

STATEMENTS OF CASH FLOWS

(in thousands)

	Period from January 1, 2020 through June 18, 2020	Year ended December 31, 2019
Cash flows from operating activities:
Net income	$2,113	$1,365
Adjustments to reconcile net income to net cash by operating activities:
Depreciation and amortization	12	26
Loss on sale of property and equipment	—	27
Deferred rent	33	16
Deferred income tax (benefit) expense	(10)	4

Changes in assets and liabilities:
Accounts receivable	(392)	(567)
Contract assets	(1,095)	—
Prepaid expenses and other current assets	(55)	168
Accounts payable	493	(41)
Accrued liabilities	90	73
Contract liabilities	(34)	34
Other current liabilities	(9)	14

Net cash provided by operating activities	1,146	1,119

Cash flows from investing activities:
Purchases of property and equipment	—	(55)
Proceeds from sale of property and equipment	—	13

Net cash used in investing activities	—	(42)

Cash flows from financing activities:
Distribution to members	(439)	(1,183)

Net cash used in financing activities	(439)	(1,183)

Net increase (decrease) in cash and cash equivalents	707	(106)
Cash and cash equivalents—beginning of the period	331	437

Cash and cash equivalents—end of the period	$1,038	$331

Cash paid during the period for:
Income taxes	$12	$31

The accompanying notes to the financial statements are an integral part of these statements.

NUWAVE SOLUTIONS, LLC

NOTES TO FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

Note 1—Description of the Business

NuWave Solutions, LLC (“NuWave” or the “Company”) is a leading provider of data management, advanced analytics, artificial intelligence, machine learning, and cloud solutions that delivers anticipatory intelligence and advanced decision support solutions and technologies to the Federal Government with customers in the public and private sectors. NuWave provides innovative, customized solutions through development, selection, and integration of leading technologies. NuWave has unmatched expertise in advanced technologies across the analytics and data management lifecycle and applies its expertise and teamwork to give customers the ability to solve complex problems, communicate, and manage information.

Note 2—Summary of Significant Accounting Policies

Basis of Presentation

The financial statements and accompanying notes have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

Amounts presented within the financial statements and accompanying notes are presented in thousands of U.S. dollars unless stated otherwise, except for percentages and units.

Use of Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates, judgments, and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenue and expenses in the financial statements and disclosures in the accompanying notes. Actual results and outcomes may differ materially from management’s estimates, judgments, and assumptions.

COVID-19 Outbreak

The recent outbreak of the novel coronavirus (“COVID-19”), which was declared a pandemic by the World Health Organization on March 11, 2020 and declared a National Emergency by the President of the United States on March 13, 2020, has led to adverse impacts on the U.S. and global economies and created uncertainty regarding potential impacts on the Company’s operating results, financial condition and cash flows. The full extent to which the COVID-19 pandemic will directly or indirectly impact the Company’s business, results of operations and financial condition, including expenses and research and development costs, will depend on future developments that are highly uncertain, including as a result of new information that may emerge concerning COVID-19 and the actions taken to contain or treat COVID-19, as well as the economic impacts.

In response to this exposure, we have activated a pandemic crisis response plan to protect the health and safety of our team members, families, customers and communities, while continuing to meet our commitments to customers. Our mitigation strategies cover workplace protocols, employee preparation, travel, security, the ability to work virtually offsite and communications. Additionally, we are encouraging employees to receive COVID-19 vaccinations.

While not currently known, the full impact of COVID-19 could have a material impact on the operations of the business. Management continues to closely monitor the current macro environment related to monetary and fiscal policies, as well as pandemics or epidemics, such as the recent COVID-19 outbreak.

NUWAVE SOLUTIONS, LLC

NOTES TO FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less at the date of purchase to be cash equivalents.

Allowance for Doubtful Accounts

The Company provides an allowance for doubtful accounts equal to estimated bad debt losses. The estimated losses are based on historical collection experience together with a review of the current status of the existing receivables. As of June 18, 2020 and December 31, 2019, there was no allowance for doubtful accounts recorded and the write-offs have been immaterial.

Concentrations of Credit Risk and Other Concentrations

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash, cash equivalents, and accounts receivable. Cash equivalents consist of money market funds with original maturities of three months or less, which are invested primarily with U.S. financial institutions. Cash deposits with financial institutions generally exceed federally insured limits. Management believes minimal credit risk exists with respect to these financial institutions and the Company has not experienced any losses on such amounts.

The Company is exposed to concentrations of credit risk with respect to accounts receivable presented on the balance sheets. The top three customers represent 90% of the total accounts receivable as of June 18, 2020. The top three customers represent 81% of the total accounts receivable as of December 31, 2019. No other customer represented more than 10% of total accounts receivable as of June 18, 2020 and December 31, 2019. The Company seeks to mitigate its credit risk with respect to accounts receivable by contracting with large commercial customers and government agencies and regularly monitoring the aging of accounts receivable balances.

Lease Accounting under ASC 840

For operating leases, the Company records rent expense on a straight-line basis over the noncancelable lease term and recorded the difference between the rent paid and the recognition of rent expense as a deferred rent asset or liability. Rent escalation, rent abatement, or other concessions, such as rent holidays, and landlord or tenant incentives or allowances, are recorded as deferred rent and amortized over the remaining lease term.

Property and Equipment

Property and equipment is stated at cost less accumulated depreciation and amortization. Depreciation is recognized using the straight-line method over the estimated useful lives of the respective assets, which are generally in the range of three to seven years. Leasehold improvements are capitalized and amortized using the straight-line method over the shorter of the remaining lease term or the estimated useful life, which is generally five years. Maintenance and repairs that do not improve or extend the useful lives of the assets are expensed when incurred. Upon sale or retirement of assets, the cost and related accumulated depreciation and amortization are derecognized from the balance sheet and any resulting gain or loss is recorded in the statements of operations in the period realized.

NUWAVE SOLUTIONS, LLC

NOTES TO FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

Revenue Recognition

The Company’s revenues from contracts with customers are from offerings including artificial intelligence and machine learning, data science, advanced analytics, offensive and defensive cyber, data management, cloud solutions, digital engineering, and systems integration, primarily with the U.S. Government and its agencies. The Company also serves various commercial customers.

The Company accounts for a contract when it has approval and commitment from both parties, the rights of the parties are identified, payment terms are identified, the contract has commercial substance and collectability of consideration is probable. The Company performs under various types of contracts, which include firm-fixed-price (“FFP”) and time-and-materials (“T&M”) contracts.

Under fixed-price contracts, we agree to perform the specified work for a pre-determined price. To the extent our actual costs vary from the estimates upon which the price was negotiated, we will generate more or less profit or could incur a loss. Under T&M contracts, we agree to perform the specified work for a pre- determined rate per hour, as well as the reimbursement of other direct billable costs which are presented on a gross basis. The Company has a right to consideration from the customer in an amount that corresponds directly with the value of the Company’s performance and recognizes revenue in the amount to which the Company has a right to invoice (the “right to invoice” practical expedient).

The Company assesses each contract at its inception to determine whether it should be combined with other contracts. When making this determination, the Company considers factors such as whether two or more contracts were negotiated and executed at or near the same time or were negotiated with an overall profit objective. If combined, the Company treats the combined contracts as a single contract for revenue recognition purposes.

The Company evaluates the products or services promised in each contract at inception to determine whether the contract should be accounted for as having one or more performance obligations. The Company’s contracts generally provide a set of integrated or highly interrelated tasks or services and are therefore accounted for as a single performance obligation. In limited cases, our contracts have more than one distinct performance obligation, which occurs when we perform activities that are not highly complex or interrelated. Significant judgment is required in determining performance obligations, and these determinations could change the amount of revenue and profit recorded in a given period.

The Company determines the transaction price for each contract based on the consideration the Company expects to receive for the products or services being provided under the contract. For contracts where a portion of the price may vary, the Company estimates variable consideration at the most likely amount, which is included in the transaction price to the extent it is probable that a significant reversal of cumulative revenue recognized will not occur. The Company analyzes the risk of a significant revenue reversal and if necessary, constrains the amount of variable consideration recognized in order to mitigate this risk.

At the inception of a contract, the Company estimates the transaction price based on its current rights and does not contemplate future modifications (including unexercised options) or follow-on contracts until they become legally enforceable. Contracts are often subsequently modified to include changes in specifications, requirements or price, which may create new or change existing enforceable rights and obligations. Depending on the nature of the modification, the Company considers whether to account for the modification as an adjustment to the existing contract or as a separate contract. Our contracts with the U.S. government often contain options to renew existing contracts for an additional period of time (generally a year at a time) under the same terms and conditions as the original contract, and generally do not provide the customer any material rights under the contract. Therefore, such modifications are accounted for as if they were part of the existing contract and recognized as a cumulative adjustment to revenue. We account for

NUWAVE SOLUTIONS, LLC

NOTES TO FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

renewal options as separate contracts when they include distinct goods or services at standalone selling prices.

For contracts with multiple performance obligations, the Company allocates the transaction price to each performance obligation based on the estimated standalone selling price of the product or service underlying each performance obligation. The standalone selling price represents the amount the Company would sell the product or service to a customer on a standalone basis (i.e., not bundled with any other products or services). Our contracts with the U.S. government are subject to the Federal Acquisition Regulation (“FAR”) and priced on estimated or actual costs of providing the goods or services. The FAR provides guidance on types of costs that are allowable in establishing prices for goods and services provided to the U.S. government and its agencies. Each contract is competitively priced and bid separately. Pricing for non-U.S. government agencies and commercial customers is based on specific negotiations with each customer. In circumstances where the standalone selling price is not directly observable, we estimate the standalone selling price using the expected cost-plus margin approach.

The Company recognizes revenue as performance obligations are satisfied and the customer obtains control of the products and services. In determining when performance obligations are satisfied, the Company considers factors such as contract terms, payment terms and whether there is an alternative future use of the product or service. Substantially all of the Company’s revenue is recognized over time as the Company performs under the contract because control of the work in process transfers continuously to the customer. For most contracts with the U.S. Government, this continuous transfer of control of the work in process to the customer is supported by clauses in the contract that give the customer ownership of work in process and allow the customer to unilaterally terminate the contract for convenience and pay the Company for costs incurred plus a reasonable profit. For most non-U.S. Government contracts, continuous transfer of control to the customer is supported because the Company delivers products that do not have an alternative use to us and if our customer were to terminate the contract for reasons other than our non-performance we would have the right to recover damages which would include, among other potential damages, the right to payment for our work performed to date plus a reasonable profit.

For performance obligations to deliver products with continuous transfer of control to the customer, revenue is recognized based on the extent of progress towards completion of the performance obligation, generally using the percentage-of-completion cost-to-cost measure of progress for our contracts because it best depicts the transfer of control to the customer as we incur costs on our contracts. Under the percentage-of-completion cost-to-cost measure of progress, the extent of progress towards completion is measured based on the ratio of costs incurred to date to the total estimated costs to complete the performance obligation(s). For performance obligations to provide services to the customer, revenue is recognized over time based on costs incurred or the right to invoice method (in situations where the value transferred matches our billing rights) as our customer receives and consumes the benefits.

For performance obligations in which control does not continuously transfer to the customer, we recognize revenue at the point in time in which each performance obligation is fully satisfied. This coincides with the point in time the customer obtains control of the product or service, which typically occurs upon customer acceptance or receipt of the product or service, given that we maintain control of the product or service until that point.

For arrangements with the U.S. Government, we generally do not begin work on contracts until funding is appropriated by the customer. Billing timetables and payment terms on our contracts vary based on a number of factors, including the contract type. Cost-reimbursable and T&M contracts are generally billed as costs are incurred. FFP contracts are generally billed based on milestones, which are the achievement of specific events as defined in the contract. We recognize a liability for payments in excess of revenue

NUWAVE SOLUTIONS, LLC

NOTES TO FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

recognized, which is presented as a contract liability on the balance sheet. The portion of payments retained by the customer is not considered a significant financing component; the Company expects, at contract inception, that the lag period between the transfer of a promised good or service to a customer and when the customer pays for that good or service will not constitute a significant financing component. Many of the Company’s long-term contracts have milestone payments, which align the payment schedule with the progress towards completion on the performance obligation. On some contracts, the Company may be entitled to receive an advance payment, which is not considered a significant financing component because it is used to facilitate inventory demands at the onset of a contract and to safeguard the Company from the failure of the other party to abide by some or all of their obligations under the contract.

For fixed-price and cost-reimbursable contracts, we present revenues recognized in excess of billings as contract assets on the balance sheet. Amounts billed and due from our customers are classified as receivables on the balance sheet.

Contract Balances

Contract balances result from the timing of revenue recognized, billings and cash collections, and the generation of contract assets and liabilities.

Contract assets represent revenue recognized in excess of amounts invoiced to the customer and the right to payment is not subject to the passage of time. Contract liabilities consist of deferred product revenue, billings in excess of revenues, deferred service revenue, and customer advances. Deferred product revenue represents amounts that have been invoiced to customers but are not yet recognizable as revenue because the Company has not satisfied its performance obligations under the contract. Billings in excess of revenues represents milestone billing contracts where the billings of the contract exceed recognized revenues.

Contract asset balances on the Company’s balance sheets were $1,096 as of June 18, 2020, compared to $1 as of December 31, 2019. Contract assets increased $1,095 for the period ended June 18, 2020 primarily due to the recognition of revenue related to the satisfaction or partial satisfaction of performance obligations during the period for which we have not yet billed our customers.

Contract liability balances were $0 as of the June 18, 2020 compared to $34 as of December 31, 2019. Contract liabilities decreased $34 for the period ended June 18, 2020 due to revenue recognized in excess of payments received on these contracts. Revenue recognized in the period ended June 18, 2020 that was included in the contract liability balance as of December 31, 2019 was $34.

Disaggregation of Revenue

The following table presents the Company’s contract revenues disaggregated by revenue stream:

	Period from January 1, 2020 to June 18, 2020	Year ended December 31, 2019
Firm fixed price	$4,276	$5,917
Time and materials	6,492	8,046
Others	41	369

Total revenue	$10,809	$14,332

The majority of the Company’s revenue is recognized over time. Revenue derived from contracts that recognize revenue at a point in time was insignificant for all periods presented.

NUWAVE SOLUTIONS, LLC

NOTES TO FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

Remaining Performance Obligations

The Company includes in its computation of remaining performance obligations customer orders for which it has accepted signed sales orders. The definition of remaining performance obligations excludes those contracts accounted for under the “right to invoice” practical expedient. As of June 18, 2020, the aggregate amount of the transaction price allocated to remaining performance obligations was $2,556. The Company expects to recognize approximately 100% of its remaining performance obligations as revenue within the next 12 months and the balance thereafter.

Advertising Expense

Advertising costs are expensed as incurred. No advertising costs were incurred for the period from January 1, 2020 to June 18, 2020 or for the year ended December 31, 2019.

Research and Development Costs

The Company accounts for its research and development costs in accordance with ASC 730, Research and Development. No research and development costs were incurred for the period from January 1, 2020 to June 18, 2020 or for the year ended December 31, 2019.

Commitments and Contingencies

Liabilities for loss contingencies arising from claims, disputes, legal proceedings, fines and penalties, and other sources are recorded when it is probable that a liability has been or will be incurred and the amount of the liability can be reasonably estimated. Legal costs incurred in connection with loss contingencies are expensed as incurred. Recoveries of such legal costs from insurance policies are recorded as an offset to legal expenses in the period they are received.

Fair Value Measurements

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability or an exit price in the principal or most advantageous market for that asset or liability in an orderly transaction between market participants on the measurement date.

The Company measures fair value based on three level hierarchy of inputs, maximizing the use of observable inputs, where available, and minimizing the use of unobservable inputs when measuring fair value. A financial instrument’s level within the three-level hierarchy is based on the lowest level of input that is significant to the fair value measurement. The three-level hierarchy of inputs is as follows:

Level 1: Observable inputs such as unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date;

Level 2: Observable inputs other than level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets and liabilities; and

Level 3: Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of assets and liabilities.

These inputs are based on Company’s own assumptions about current market conditions and require significant management judgement or estimation. Financial instruments consist of cash equivalents, accounts receivable, accounts payable and accrued liabilities.

NUWAVE SOLUTIONS, LLC

NOTES TO FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

Cash equivalents are stated at fair value on a recurring basis. Accounts receivable, accounts payable and accrued liabilities are stated at their carrying value, which approximates fair value due to the short time to the expected receipt of payment date.

Income Taxes

The Company estimates its current tax expense together with assessing temporary differences resulting from differing treatment of items not currently deductible for tax purposes. These differences result in deferred tax assets and liabilities on the Company’s combined balance sheets, which are estimated based upon the difference between the financial statement and tax bases of assets and liabilities using the enacted tax rates that will be in effect when these differences reverse. In general, deferred tax assets represent future tax benefits to be received when certain expenses previously recognized in the Company’s combined statements of operations become deductible expenses under applicable income tax laws or loss or credit carry forwards are utilized. Accordingly, the realization of the Company’s deferred tax assets is dependent on future taxable income against which these deductions, losses, and credits can be utilized.

The Company evaluates the realizability of its deferred tax assets and recognizes a valuation allowance when it is more likely than not that a future benefit on such deferred tax assets will not be realized. Changes in the valuation allowance, when recorded, would be included in the Company’s combined statements of operations. Management’s judgment is required in determining the Company’s valuation allowance recorded against its net deferred tax assets.

The Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities based on the technical merits of the position. The tax benefits recognized in the financial statements from such positions are then measured based on the largest benefit that has a greater than 50% likelihood of being realized upon settlement. The Company recognizes interest and penalties related to uncertain tax positions in its provision (benefit) for income taxes. As of June 18, 2020, there were no accruals for uncertain tax positions.

Impairment of Long-Lived Assets

Long-lived assets are reviewed for impairment annually or whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability is measured by comparing the carrying amount of an asset to the future net undiscounted cash flows that the asset is expected to generate. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized in the amount by which the carrying amount of the asset exceeds the fair value of the asset. There was no impairment of long-lived assets recognized during the period from January 1, 2020 through June 18, 2020 or for the year ended December 31, 2019.

Recently Issued Accounting Pronouncements

Accounting pronouncements issued and adopted

In August 2018, the FASB issued ASU No. 2018-13 (“ASU 2018-13”), Fair Value Measurement (“ASC 820”), which modifies, removes and adds certain disclosure requirements on fair value measurements. The new guidance was required for the Company for the annual reporting period beginning January 1, 2020 and interim periods within that fiscal year. The Company adopted this guidance starting from January 1, 2020, however, there was no material impact resulting from the adoption of this pronouncement.

NUWAVE SOLUTIONS, LLC

NOTES TO FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

In May 2014, FASB issued ASU 2014-09, Revenue from Contracts with Customers (ASC 606), to achieve a consistent application of revenue recognition within the U.S., resulting in a single revenue model to be applied by reporting companies under GAAP.

Under the new model, recognition of revenue occurs when a customer obtains control of promised goods or services in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. In addition, the revised guidance requires that reporting companies disclose the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers. Subsequent to the issuance of ASU 2014-09, the FASB also issued several updates related to ASU 2014-09 including deferring its adoption date. As per the latest ASU 2020-05, issued by the FASB, entities that have not yet issued or made available for issuance financial statements as of June 3, 2020 can defer the new guidance for one year.

The revised guidance is required to be applied retrospectively to each prior reporting period presented or modified retrospectively applied with the cumulative effect of initially applying it recognized at the date of initial application. The Company adopted this standard on January 1, 2019 utilizing the modified retrospective approach. The Company underwent a process of identifying the various types of revenue streams, performed an evaluation of the components of the associated contractual arrangements and determined that the adoption of the new standard did not have a material impact on the financial statements.

Accounting pronouncements issued but not yet adopted

In February 2016, the FASB issued ASU 2016-02, Leases (ASC 842) which outlines a comprehensive lease accounting model and supersedes the current lease guidance. The new guidance requires lessees to recognize almost all of their leases on the balance sheet by recording a lease liability and a corresponding right-of-use asset for all leases with lease terms greater than 12 months. It also changes the definition of a lease and expands the disclosure requirements of lease arrangements. As per the latest ASU 2020-05 issued by FASB, entities that have not yet issued or made available for issuance financial statements as of June 3, 2020 can defer the new guidance for one year.

The Company will adopt this guidance for the annual reporting period beginning January 1, 2022, and interim reporting periods within annual reporting period beginning January 1, 2023.

This will require application of the new accounting guidance at the beginning of the earliest comparative period presented in the year of adoption unless a modified retrospective transition approach is elected. The Company is in the process of evaluating the impact that the pronouncement will have on the financial statements.

In June 2016, the FASB issued ASU 2016-13 Financial Instruments—Credit Losses (ASC 326) Measurement of Credit Losses on Financial Instruments. ASU 2016-13 requires an entity to utilize a new impairment model known as the current expected credit loss (“CECL”) model to estimate its lifetime “expected credit loss” and record an allowance that, when deducted from the amortized cost basis of the financial asset, presents the net amount expected to be collected on the financial asset. The CECL model is expected to result in more timely recognition of credit losses. ASU 2016-13 also requires new disclosures for financial assets measured at amortized cost, loans, and available-for-sale debt securities. As per the latest ASU 2020-02, the FASB deferred the timelines for certain small public and private entities. The new guidance will be adopted by the Company for the annual reporting period beginning January 1, 2023, including interim periods within that annual reporting period. The standard will apply as a cumulative-effect adjustment to retained earnings as of the beginning of the first reporting period in which the guidance is adopted. The Company is in the process of evaluating the impact of the adoption of ASU 2016-13 on the Company’s financial statements and disclosures.

NUWAVE SOLUTIONS, LLC

NOTES TO FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

In December 2019, the FASB issued ASU No. 2019-12, Income Taxes (“ASC 740”): Simplifying the Accounting for Income Taxes (“ASU 2019-12”), an amendment of the FASB Accounting Standards Codification. The amendments in this ASU simplify the accounting for income taxes by removing certain exceptions for intra period tax allocations and deferred tax liabilities for equity method investments and adds guidance whether a step-up in tax basis of goodwill relates to a business combination or a separate transaction. This ASU is effective for fiscal years beginning after December 15, 2020, with early adoption permitted. The Company concluded that there is no impact to its combined financial statements from adopting this guidance on January 1, 2020.

Note 3—Property and Equipment

	As of June 18, 2020	As of December 31, 2019
Computer equipment & software	$74	$74
Furniture	60	60
Accumulated depreciation	(57)	(45)

Property and equipment, net	$77	$89

Depreciation expense for the period from January 1, 2020 through June 18, 2020 and for the year ended December 31, 2019 was $ 12 and $ 26, respectively.

Note 4—Accrued Liabilities

Accrued liabilities consist of the following:

	As of June 18, 2020	As of December 31, 2019
Payroll accruals	$358	$268
Other accrued expenses	6	6

Total	$364	$274

Note 5—Income Taxes

The Company was originally organized as a limited liability company that elected to be a taxed as a partnership. Effective January 1, 2019, the Company elected to be taxed as an S-Corporation and therefore, was not generally subject to federal, state and local corporate income taxes. The tax attributes of the Company are reported on each members’ respective income tax return. Consequently, the provision for income tax provided in the accompanying financial statements arose in states that assess income tax at the entity level.

On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) was enacted in response to the COVID-19 pandemic. The CARES Act made various tax law changes including, among other things, (i) increasing certain limitations to permit additional expensing of interest (ii) allowing qualified improvement property to be immediately expensed (iii) made modifications to the federal net operating loss rules including permitting federal net operating losses incurred in 2018, 2019, and 2020 to be carried back to the five preceding taxable years in order to generate a refund of previously paid income taxes, and (iv) enhanced recoverability of alternative minimum tax credit carryforwards. Under ASC 740,

NUWAVE SOLUTIONS, LLC

NOTES TO FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

the effects of changes in tax rates and laws are recognized in the period in which the new legislation is enacted. The income tax provisions of the CARES Act had limited applicability to the Company and did not have a material impact on the Company’s combined financial statements.

The components income tax expense (benefit) were as follows:

	Period from January 1, 2020 through June 18, 2020		Period from January 1, 2019 through December 31, 2019
Income tax expense (benefit):
Federal:
Current	$		$
Deferred		—		—

		—		—
State:
Current		4		14
Deferred		(10)		4

		(6)		18

Income tax (benefit) expense		$(6)		$18

The following is the reconciliation of the amounts computed using the federal statutory income tax rate and the amounts computed using the effective income tax rate:

	Period from January 1, 2020 through June 18, 2020	Period from January 1, 2019 through December 31, 2019
Tax (benefit) expense at federal statutory rates	$—	$—
State income tax, net of federal tax benefit	8	17
Change in state tax rate	(14)	—
Permanent Differences	—	1

Income tax (benefit) expense	$(6)	$18

The components of net deferred tax liabilities are as follows:

	June 18, 2020	December 31, 2019
Total deferred tax assets	$—	$—
Valuation allowance	—	—

Net deferred tax assets	$—	$—
Deferred tax liabilities:
Accrual to cash differences	$11	$20
Depreciation and amortization	—	1

Total deferred tax liabilities	11	21

Net deferred tax liabilities	$11	$21

A valuation allowance is provided for deferred income tax assets when it is more likely than not that future tax benefits will not be realized. The Company assesses whether a valuation allowance should be established against deferred tax assets based upon consideration of all available evidence, both positive and negative, using a more likely than not standard. This assessment considers, among other matters, forecasts

NUWAVE SOLUTIONS, LLC

NOTES TO FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

of future profitability, the duration of statutory carryforward periods, the Company’s experience with tax attributes expiring, impacts of enacted changes in tax laws and tax planning strategies, and the taxable income generated through the future reversals of deferred tax liabilities. In making such judgments, significant consideration is given to evidence that can be objectively verified. After analyzing all available evidence, the Company determined it was more likely than not it would be able to utilize all its deferred tax assets.

Note 6 – Employee Benefit Plan

The Company offers a defined contribution plan (the “Plan”) under Section 401(k) of the Internal Revenue Code (“IRC”) covering all employees, except excluded employees as defined by the Plan. Participants are automatically enrolled in the Plan, unless elected otherwise by the participant. The Plan allows employees to make contributions up to a specified percentage of their compensation. Under the Plan, the Company may elect to make matching contributions. The Company made a contribution of $97 and $179 during the period from January 1, 2020 through June 18, 2020 and for the year ended December 31, 2019, respectively.

Note 7 – Equity

The Company does not have authorized capital since it is a Limited Liability Company. The Company has 49,000 voting units and 51,000 non-voting units issued and outstanding as of June 18, 2020 and as of December 31, 2019 with no par value.

Note 8 – Commitments and Contingencies

Operating Leases

The Company has two noncancelable operating office leases. Rent expense for the period from January 1, 2020 through June 18, 2020 and for the year ended December 31, 2019 was $81 and $124, respectively.

Future payments under these leases are as follows:

	2020*	2021	2022	2023	2024	2025	Total
Future annual minimum lease payments	$86	$164	$169	$163	$117	$40	$739

*	period following June 18, 2020

Line of Credit Arrangement

The Company has a line of credit arrangement with Bank of Georgetown and no amounts were drawn or repaid during the period from January 1, 2020 through June 18, 2020 or for the year ended December 31, 2019.

Litigation

From time to time, the Company may be subject to legal proceedings and claims in the ordinary course of business, including claims of alleged infringement of trademarks, copyrights, and other intellectual property rights; employment claims; corporate claims; class action claims; and general contract, tort, or other claims. The Company may from time to time also be subject to various legal or government claims, disputes, or investigations. Such matters may include, but not be limited to, claims, disputes, allegations, or investigations related breach of contract; breach or misuse of personal data or confidential information; employment; government procurement; intellectual property; government regulation or compliance

NUWAVE SOLUTIONS, LLC

NOTES TO FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

(including but not limited to anti-corruption requirements, export or other trade controls, data privacy or data protection, cybersecurity requirements, or antitrust/competition law requirements); securities; investor; corporate; or other matters. The Company is unable to predict whether or when any such matters may arise, the outcome of these matters, or the ultimate legal and financial liability, and cannot reasonably estimate the possible loss or range of loss at this time and accordingly has not accrued a related liability.

Note 9 – Subsequent Events

The Company evaluated events or transactions through August 6, 2021, the date on which the financial statements were available to be issued for potential recognition or disclosure in the financial statements.

Execution of Membership Interest Purchase Agreement for the Sale of NuWave Solutions, LLC

Effective June 19, 2020, the Members of the Company entered into a Membership Interest Purchase Agreement and sold 100% interest in the Company to BigBear.ai Holdings, LLC at an estimated purchase price of $30,786.

Open Solutions Group, LLC—Report of Independent Certified Public Accountants

Members

Open Solutions Group, LLC

We have audited the accompanying financial statements of Open Solutions Group, LLC (a Virginia Limited Liability Company), which comprise the balance sheet as of December 1, 2020, and the related statement of operations, changes in members’ equity, and cash flows for the period from January 1, 2020 through December 1, 2020, and the related notes to the financial statements.

Management’s responsibility for the financial statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Open Solutions Group, LLC as of December 1, 2020, and the results of its operations and its cash flows for the period from January 1, 2020 through December 1, 2020 in accordance with accounting principles generally accepted in the United States of America.

/s/ Grant Thornton LLP

Arlington, Virginia

August 6, 2021

OPEN SOLUTIONS GROUP, LLC

BALANCE SHEET

(in thousands)

As of December 1, 2020
Assets
Current assets:
Cash and cash equivalents	$63
Accounts receivable	6,127
Prepaid expenses and other current assets	113

Total current assets	6,303

Non-current assets:
Property and equipment, net	281
Other non-current assets	48

Total assets	$6,632

Liabilities and Equity
Current liabilities:
Accounts payable	$122
Payroll accruals	911
Equity-based compensation liabilities	2,477
Other current liabilities	92

Total current liabilities	3,602

Non-current liabilities:
Deferred tax liabilities	64
Other non-current liabilities	27

Total liabilities	3,693

Commitments and contingencies (Note 8)

Equity:
Members’ equity	2,939

Total equity	2,939

Total liabilities and equity	$6,632

The accompanying notes to the financial statements are an integral part of these statements.

OPEN SOLUTIONS GROUP, LLC

STATEMENT OF OPERATIONS

(in thousands)

Period from January 1, 2020 through December 1, 2020
Revenues	$22,693
Cost of revenues	13,183

Gross profit	9,510

Operating expenses:
Selling, general and administrative expenses	4,192

Operating income	5,318

Other income:
Interest income	3

Net income before taxes	5,321
Income tax expense	61

Net income	$5,260

The accompanying notes to the financial statements are an integral part of these statements.

OPEN SOLUTIONS GROUP, LLC

STATEMENT OF CHANGES IN MEMBERS’ EQUITY

(in thousands)

For the period from January 1, 2020 to December 1, 2020

Members’ equity
As of January 1, 2020	$4,295
Net income	5,260
Equity-based compensation expense	223
Distributions	(6,839)

As of December 1, 2020	$2,939

The accompanying notes to the financial statements are an integral part of these statements.

OPEN SOLUTIONS GROUP, LLC

STATEMENT OF CASH FLOWS

(in thousands)

Period from January 1, 2020 through December 1, 2020
Cash flows from operating activities:
Net income	$5,260

Adjustments to reconcile net income to net cash by operating activities:
Depreciation and amortization	148
Equity-based compensation (equity classified) expense	223
Equity-based compensation (liability classified) expense	794
Deferred income tax expense	3

Changes in assets and liabilities:
Accounts receivable	(2,086)
Prepaid expenses and other assets	(13)
Accounts payable	(18)
Payroll accruals	406
Deferred rent	(8)
Other liabilities	(53)

Net cash provided by operating activities	4,656

Cash flows from investing activities:
Purchases of property and equipment	(67)

Net cash used in investing activities	(67)

Cash flows from financing activities:
Distribution to members	(6,839)

Net cash used in financing activities	(6,839)

Net decrease in cash and cash equivalents	(2,250)
Cash and cash equivalents—beginning of the period	2,313

Cash and cash equivalents—end of the period	$63

Cash paid during the period for:
Income taxes	$29

The accompanying notes to the financial statements are an integral part of these statements.

OPEN SOLUTIONS GROUP, LLC

NOTES TO FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

Note 1—Description of the Business

Open Solutions Group, LLC (“Open Solutions” or the “Company”) specializes in big data computing and analytics, cloud computing, artificial intelligence, machine learning, geospatial information systems, data mining and systems engineering to customers in the U.S. defense and intelligence communities. Open Solutions combines comprehensive technology solutions with its Open Solutions Platform to create entirely private, secure, and unique cloud environments that help organizations enable big data computing, machine learning and improved decision-making while better managing risk. The Open Solutions Platform enables customers to make sense of their data by delivering the most advanced customized data analytics solutions available today.

Note 2—Summary of Significant Accounting Policies

Basis of Presentation

The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

Amounts presented within the financial statements and accompanying notes are presented in thousands of U.S. dollars unless stated otherwise, except for percentages and units.

Use of Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates, judgements, and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenue and expenses in the financial statements and disclosures in the accompanying notes. Actual results and outcomes may differ materially from management’s estimates, judgments, and assumptions.

COVID-19 Outbreak

The recent outbreak of the novel coronavirus (“COVID-19”), which was declared a pandemic by the World Health Organization on March 11, 2020 and declared a National Emergency by the President of the United States on March 13, 2020, has led to adverse impacts on the U.S. and global economies and created uncertainty regarding potential impacts on the Company’s operating results, financial condition and cash flows. The full extent to which the COVID-19 pandemic will directly or indirectly impact the Company’s business, results of operations and financial condition, including expenses and research and development costs, will depend on future developments that are highly uncertain, including as a result of new information that may emerge concerning COVID-19 and the actions taken to contain or treat COVID-19, as well as the economic impacts.

In response to this exposure, we have activated a pandemic crisis response plan to protect the health and safety of our team members, families, customers and communities, while continuing to meet our commitments to customers. Our mitigation strategies cover workplace protocols, employee preparation, travel, security, the ability to work virtually offsite and communications. Additionally, we are encouraging employees to receive COVID-19 vaccinations.

While not currently known, the full impact of COVID-19 could have a material impact on the operations of our business. Management continues to closely monitor the current macro environment related to monetary and fiscal policies, as well as pandemics or epidemics, such as the recent COVID-19 outbreak.

OPEN SOLUTIONS GROUP, LLC

NOTES TO FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less at the date of purchase to be cash equivalents.

Allowance for Doubtful Accounts

The Company provides an allowance for doubtful accounts equal to estimated bad debt losses. The estimated losses are based on historical collection experience together with a review of the current status of the existing receivables. As of December 1, 2020, there was no allowance for doubtful accounts recorded and the write-offs have been immaterial.

Concentrations of Credit Risk and Other Concentrations

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash, cash equivalents, and accounts receivable. Cash equivalents consist of money market funds with original maturities of three months or less, which are invested primarily with U.S. financial institutions. Cash deposits with financial institutions generally exceed federally insured limits. Management believes minimal credit risk exists with respect to these financial institutions and the Company has not experienced any losses on such amounts.

The Company is exposed to concentrations of credit risk with respect to accounts receivable presented on the balance sheet. The Company’s two largest customers accounted for 88% of the accounts receivable as of December 1, 2020. No other customer represented more than 10% of total accounts receivable as of December 1, 2020. The Company seeks to mitigate its credit risk with respect to accounts receivable by contracting with large commercial customers and government agencies and regularly monitoring the aging of accounts receivable balances.

Lease Accounting under ASC 840

For operating leases, the Company records rent expense on a straight-line basis over the noncancelable lease term and records the difference between the rent paid and the recognition of rent expense as a deferred rent asset or liability. Rent escalation, rent abatement, or other concessions, such as rent holidays, and landlord or tenant incentives or allowances, are recorded as deferred rent and amortized over the remaining lease term.

Property and Equipment

Property and equipment is stated at cost less accumulated depreciation and amortization. Depreciation is recognized using the straight-line method over the estimated useful lives of the respective assets, which are generally in the range of three to seven years. Leasehold improvements are capitalized and amortized using the straight-line method over the shorter of the remaining lease term or the estimated useful life, which is generally five years. Maintenance and repairs that do not improve or extend the useful lives of the assets are expensed when incurred. Upon sale or retirement of assets, the cost and related accumulated depreciation and amortization are derecognized from the balance sheet and any resulting gain or loss is recorded in the statement of operations in the period realized.

Revenue Recognition

The Company’s revenues from contracts with customers are from offerings including artificial intelligence and machine learning, data science, advanced analytics, offensive and defensive cyber, data management,

OPEN SOLUTIONS GROUP, LLC

NOTES TO FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

cloud solutions, digital engineering, and systems integration, primarily with the U.S. Government and its agencies. The Company also serves various commercial customers.

The Company accounts for a contract when it has approval and commitment from both parties, the rights of the parties are identified, payment terms are identified, the contract has commercial substance and collectability of consideration is probable. The Company performs under various types of contracts, which include firm-fixed-price (“FFP”), and time-and-materials (“T&M”) contracts.

Under fixed-price contracts, we agree to perform the specified work for a pre-determined price. To the extent our actual costs vary from the estimates upon which the price was negotiated, we will generate more or less profit or could incur a loss. Under T&M contracts, we agree to perform the specified work for a pre-determined rate per hour, as well as the reimbursement of other direct billable costs which are presented on a gross basis. The Company has a right to consideration from the customer in an amount that corresponds directly with the value of the Company’s performance and recognizes revenue in the amount to which the Company has a right to invoice (the “right to invoice” practical expedient).

The Company assesses each contract at its inception to determine whether it should be combined with other contracts. When making this determination, the Company considers factors such as whether two or more contracts were negotiated and executed at or near the same time or were negotiated with an overall profit objective. If combined, the Company treats the combined contracts as a single contract for revenue recognition purposes.

The Company evaluates the products or services promised in each contract at inception to determine whether the contract should be accounted for as having one or more performance obligations. The Company’s contracts generally provide a set of integrated or highly interrelated tasks or services and are therefore accounted for as a single performance obligation. In limited cases, our contracts have more than one distinct performance obligation, which occurs when we perform activities that are not highly complex or interrelated. Significant judgment is required in determining performance obligations, and these determinations could change the amount of revenue and profit recorded in a given period.

The Company determines the transaction price for each contract based on the consideration the Company expects to receive for the products or services being provided under the contract. For contracts where a portion of the price may vary, the Company estimates variable consideration at the most likely amount, which is included in the transaction price to the extent it is probable that a significant reversal of cumulative revenue recognized will not occur. The Company analyzes the risk of a significant revenue reversal and if necessary, constrains the amount of variable consideration recognized in order to mitigate this risk.

At the inception of a contract the Company estimates the transaction price based on its current rights and does not contemplate future modifications (including unexercised options) or follow-on contracts until they become legally enforceable. Contracts are often subsequently modified to include changes in specifications, requirements or price, which may create new or change existing enforceable rights and obligations. Depending on the nature of the modification, the Company considers whether to account for the modification as an adjustment to the existing contract or as a separate contract. Our contracts with the U.S. government often contain options to renew existing contracts for an additional period of time (generally a year at a time) under the same terms and conditions as the original contract, and generally do not provide the customer any material rights under the contract. Therefore, such modifications are accounted for as if they were part of the existing contract and recognized as a cumulative adjustment to revenue. We account for renewal options as separate contracts when they include distinct goods or services at standalone selling prices.

For contracts with multiple performance obligations, the Company allocates the transaction price to each performance obligation based on the estimated standalone selling price of the product or service underlying

OPEN SOLUTIONS GROUP, LLC

NOTES TO FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

each performance obligation. The standalone selling price represents the amount the Company would sell the product or service to a customer on a standalone basis (i.e., not bundled with any other products or services). Our contracts with the U.S. government are subject to the Federal Acquisition Regulation (“FAR”) and priced on estimated or actual costs of providing the goods or services. The FAR provides guidance on types of costs that are allowable in establishing prices for goods and services provided to the U.S. government and its agencies. Each contract is competitively priced and bid separately. Pricing for non-U.S. government agencies and commercial customers is based on specific negotiations with each customer. In circumstances where the standalone selling price is not directly observable, we estimate the standalone selling price using the expected cost-plus margin approach.

The Company recognizes revenue as performance obligations are satisfied and the customer obtains control of the products and services. In determining when performance obligations are satisfied, the Company considers factors such as contract terms, payment terms and whether there is an alternative future use of the product or service. Substantially all of the Company’s revenue is recognized over time as the Company performs under the contract because control of the work in process transfers continuously to the customer. For most contracts with the U.S. Government, this continuous transfer of control of the work in process to the customer is supported by clauses in the contract that give the customer ownership of work in process and allow the customer to unilaterally terminate the contract for convenience and pay the Company for costs incurred plus a reasonable profit. For most non-U.S. Government contracts, continuous transfer of control to the customer is supported because the Company delivers products that do not have an alternative use to us and if our customer were to terminate the contract for reasons other than our non-performance we would have the right to recover damages which would include, among other potential damages, the right to payment for our work performed to date plus a reasonable profit.

For performance obligations to deliver products with continuous transfer of control to the customer, revenue is recognized based on the extent of progress towards completion of the performance obligation, generally using the percentage-of-completion cost-to-cost measure of progress for our contracts because it best depicts the transfer of control to the customer as we incur costs on our contracts. Under the percentage-of-completion cost-to-cost measure of progress, the extent of progress towards completion is measured based on the ratio of costs incurred to date to the total estimated costs to complete the performance obligation(s). For performance obligations to provide services to the customer, revenue is recognized over time based on costs incurred or the right to invoice method (in situations where the value transferred matches our billing rights) as our customer receives and consumes the benefits.

For performance obligations in which control does not continuously transfer to the customer, we recognize revenue at the point in time in which each performance obligation is fully satisfied. This coincides with the point in time the customer obtains control of the product or service, which typically occurs upon customer acceptance or receipt of the product or service, given that we maintain control of the product or service until that point.

For arrangements with the U.S. Government, we generally do not begin work on contracts until funding is appropriated by the customer. Billing timetables and payment terms on our contracts vary based on a number of factors, including the contract type. Cost-reimbursable and T&M contracts are generally billed as costs are incurred. FFP contracts are generally billed based on milestones, which are the achievement of specific events as defined in the contract. We recognize a liability for payments in excess of revenue recognized, which is presented as a contract liability on the balance sheet. The portion of payments retained by the customer is not considered a significant financing component; the Company expects, at contract inception, that the lag period between the transfer of a promised good or service to a customer and when the customer pays for that good or service will not constitute a significant financing component. Many of the Company’s long-term contracts have milestone payments, which align the payment schedule with the

OPEN SOLUTIONS GROUP, LLC

NOTES TO FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

progress towards completion on the performance obligation. On some contracts, the Company may be entitled to receive an advance payment, which is not considered a significant financing component because it is used to facilitate inventory demands at the onset of a contract and to safeguard the Company from the failure of the other party to abide by some or all of their obligations under the contract.

For fixed-price and cost-reimbursable contracts, we present revenues recognized in excess of billings as contract assets on the balance sheet. Amounts billed and due from our customers are classified as receivables on the balance sheet.

Contract Balances

Contract balances result from the timing of revenue recognized, billings and cash collections, and the generation of contract assets and liabilities.

Contract assets represent revenue recognized in excess of amounts invoiced to the customer and the right to payment is not subject to the passage of time. Contract liabilities consist of deferred product revenue, billings in excess of revenues, deferred service revenue, and customer advances. Deferred product revenue represents amounts that have been invoiced to customers but are not yet recognizable as revenue because the Company has not satisfied its performance obligations under the contract. Billings in excess of revenues represents milestone billing contracts where the billings of the contract exceed recognized revenues.

The Company had no contract asset or liability balances as of December 1, 2020 nor was any revenue recognized during the period ended December 1, 2020 that was included in the contract liability balance as of December 31, 2019.

Disaggregation of Revenue

The following table presents the Company’s contract revenues disaggregated by revenue stream:

For the period from January 1, 2020 through December 1, 2020
Cost-plus	$1,166
Time and materials	21,527

Total revenue	$22,693

The majority of the Company’s revenue is recognized over time. Revenue derived from contracts that recognize revenue at a point in time was insignificant for all periods presented.

Remaining Performance Obligations

The Company includes in its computation of remaining performance obligations customer orders for which it has accepted signed sales orders. The definition of remaining performance obligations excludes those contracts accounted for under the “right to invoice” practical expedient. As of December 1, 2020, the aggregate amount of the transaction price allocated to remaining performance obligations was $6,161. The Company expects to recognize approximately 100% of its remaining performance obligations as revenue within the next 12 months and the balance thereafter.

Advertising Expense

Advertising costs are expensed as incurred. No advertising costs were incurred for the period from January 1, 2020 to December 1, 2020.

OPEN SOLUTIONS GROUP, LLC

NOTES TO FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

Commitments and Contingencies

Liabilities for loss contingencies arising from claims, disputes, legal proceedings, fines and penalties, and other sources are recorded when it is probable that a liability has been or will be incurred and the amount of the liability can be reasonably estimated. Legal costs incurred in connection with loss contingencies are expensed as incurred. Recoveries of such legal costs from insurance policies are recorded as an offset to legal expenses in the period they are received.

Fair Value Measurements

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability or an exit price in the principal or most advantageous market for that asset or liability in an orderly transaction between market participants on the measurement date.

The Company measures fair value based on a three-level hierarchy of inputs, maximizing the use of observable inputs, where available, and minimizing the use of unobservable inputs when measuring fair value. A financial instrument’s level within the three- level hierarchy is based on the lowest level of input that is significant to the fair value measurement. The three-level hierarchy of inputs is as follows:

Level 1: Observable inputs such as unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date;

Level 2: Observable inputs other than level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets and liabilities; and

Level 3: Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of assets and liabilities.

These inputs are based on Company’s own assumptions about current market conditions and require significant management judgement or estimation. Financial instruments consist of cash equivalents, accounts receivable, accounts payable and payroll accruals. Accounts receivable, accounts payable and payroll accruals are stated at their carrying value, which approximates fair value due to the short time to the expected receipt of payment date.

Income Taxes

The Company estimates its current tax expense together with assessing temporary differences resulting from differing treatment of items not currently deductible for tax purposes. These differences result in deferred tax assets and liabilities on the Company’s combined balance sheets, which are estimated based upon the difference between the financial statement and tax bases of assets and liabilities using the enacted tax rates that will be in effect when these differences reverse. In general, deferred tax assets represent future tax benefits to be received when certain expenses previously recognized in the Company’s combined statements of operations become deductible expenses under applicable income tax laws or loss or credit carry forwards are utilized. Accordingly, the realization of the Company’s deferred tax assets is dependent on future taxable income against which these deductions, losses, and credits can be utilized.

The Company evaluates the realizability of its deferred tax assets and recognizes a valuation allowance when it is more likely than not that a future benefit on such deferred tax assets will not be realized. Changes in the valuation allowance, when recorded, would be included in the Company’s combined statements of operations. Management’s judgment is required in determining the Company’s valuation allowance recorded against its net deferred tax assets.

OPEN SOLUTIONS GROUP, LLC

NOTES TO FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

The Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities based on the technical merits of the position. The tax benefits recognized in the financial statements from such positions are then measured based on the largest benefit that has a greater than 50% likelihood of being realized upon settlement. The Company recognizes interest and penalties related to uncertain tax positions in its provision (benefit) for income taxes. As of December 1, 2020, there were no accruals for uncertain tax positions.

Impairment of Long-Lived Assets

Long-lived assets are reviewed for impairment annually or whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability is measured by comparing the carrying amount of an asset to the future net undiscounted cash flows that the asset is expected to generate. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized in the amount by which the carrying amount of the asset exceeds the fair value of the asset. There was no impairment of long-lived assets recognized during the period from January 1, 2020 through December 1, 2020.

Recently Issued Accounting Pronouncements

Accounting pronouncements issued and adopted

In August 2018, the FASB issued ASU No. 2018-13 (“ASU 2018-13”), Fair Value Measurement (“ASC 820”), which modifies, removes and adds certain disclosure requirements on fair value measurements. The new guidance was required for the Company for the annual reporting period beginning January 1, 2020 and interim periods within that fiscal year. The Company adopted this guidance starting from January 1, 2020, however, there was no material impact resulting from the adoption of this pronouncement.

In May 2014, FASB issued ASU 2014-09, Revenue from Contracts with Customers (ASC 606), to achieve a consistent application of revenue recognition within the U.S., resulting in a single revenue model to be applied by reporting companies under GAAP.

Under the new model, recognition of revenue occurs when a customer obtains control of promised goods or services in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. In addition, the revised guidance requires that reporting companies disclose the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers. Subsequent to the issuance of ASU 2014-09, the FASB also issued several updates related to ASU 2014-09 including deferring its adoption date. As per the latest ASU 2020-05, issued by the FASB, entities that have not yet issued or made available for issuance financial statements as of June 3, 2020 can defer the new guidance for one year.

The revised guidance is required to be applied retrospectively to each prior reporting period presented or modified retrospectively applied with the cumulative effect of initially applying it recognized at the date of initial application. The Company adopted this standard on January 1, 2020 utilizing the modified retrospective approach. The Company underwent a process of identifying the various types of revenue streams, performed an evaluation of the components of the associated contractual arrangements and determined that the adoption of the new standard did not have a material impact on the financial statements.

Accounting pronouncements issued but not yet adopted

In February 2016, the FASB issued ASU 2016-02, Leases (“Topic 842”) which outlines a comprehensive lease accounting model and supersedes the current lease guidance. The new guidance requires lessees to

OPEN SOLUTIONS GROUP, LLC

NOTES TO FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

recognize almost all of their leases on the balance sheet by recording a lease liability and corresponding right-of-use assets for all leases with lease terms greater than 12 months. It also changes the definition of a lease and expands the disclosure requirements of lease arrangements. As per the latest ASU 2020-05 issued by FASB, the entities that have not yet issued or made available for issuance the financial statements as of June 3, 2020 can defer the new guidance for one year.

The Company will be adopting this guidance for the annual reporting period beginning January 1, 2022, and interim reporting periods within the annual reporting period beginning January 1, 2023.

This will require application of the new accounting guidance at the beginning of the earliest comparative period presented in the year of adoption. The Company is in the process of evaluating the impact that the pronouncement will have on the financial statements.

In June 2016, the FASB issued ASU 2016-13 Financial Instruments—Credit Losses (“Topic 326”) Measurement of Credit Losses on Financial Instruments. ASU 2016-13 requires an entity to utilize a new impairment model known as the current expected credit loss (“CECL”) model to estimate its lifetime “expected credit loss” and record an allowance that, when deducted from the amortized cost basis of the financial asset, presents the net amount expected to be collected on the financial asset. The CECL model is expected to result in more timely recognition of credit losses. ASU 2016-13 also requires new disclosures for financial assets measured at amortized cost, loans, and available-for-sale debt securities. As per the latest ASU 2020-02, the FASB deferred the timelines for certain small public and private entities. The new guidance will be adopted by the Company for the annual reporting period beginning January 1, 2023, including interim periods within that annual reporting period. The standard will apply as a cumulative-effect adjustment to retained earnings as of the beginning of the first reporting period in which the guidance is adopted. The Company is in the process of evaluating the impact of the adoption of ASU 2016-13 on the Company’s financial statements and disclosures.

In December 2019, the FASB issued ASU No. 2019-12, Income Taxes (ASC 740): Simplifying the Accounting for Income Taxes (“ASU 2019-12”), an amendment of the FASB Accounting Standards Codification. The amendments in this ASU simplify the accounting for income taxes by removing certain exceptions for intra period tax allocations and deferred tax liabilities for equity method investments and adds guidance whether a step-up in tax basis of goodwill relates to a business combination or a separate transaction. This ASU is effective for fiscal years beginning after December 15, 2020, with early adoption permitted. The Company concluded that there is no impact to its combined financial statements from adopting this guidance on January 1, 2020.

Note 3—Property and Equipment, net

As of December 1, 2020
Computer equipment	$875
Furniture & fixtures	242
Leasehold improvements	166
Computer software	13
Accumulated depreciation	(1,015)

Property and equipment, net	$281

Depreciation expense for the period from January 1, 2020 through December 1, 2020 was $148.

OPEN SOLUTIONS GROUP, LLC

NOTES TO FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

Note 4—Income Taxes

The Company was originally organized as a limited liability company that elected to be a taxed as a S-Corporation and therefore, was not generally subject to federal, state and local corporate income taxes. The tax attributes of the Company are reported on each members’ respective income tax return. Consequently, the provision for income tax provided in the accompanying financial statements arose in states that assess income tax at the entity level.

On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) was enacted in response to the COVID-19 pandemic. The CARES Act made various tax law changes including, among other things, (i) increasing certain limitations to permit additional expensing of interest (ii) allowing qualified improvement property to be immediately expensed (iii) made modifications to the federal net operating loss rules including permitting federal net operating losses incurred in 2018, 2019, and 2020 to be carried back to the five preceding taxable years in order to generate a refund of previously paid income taxes, and (iv) enhanced recoverability of alternative minimum tax credit carryforwards. Under ASC 740, the effects of changes in tax rates and laws are recognized in the period in which the new legislation is enacted. The income tax provisions of the CARES Act had limited applicability to the Company and did not have a material impact on the Company’s combined financial statements.

The components of income tax expense were as follows:

Period from January 1, 2020 through December 1, 2020
Income tax expense:
Federal:
Current	$—

Deferred	—

State:
Current	58
Deferred	3

61

Income tax expense	$61

The following is the reconciliation of the amounts computed using the federal statutory income tax rate and the amounts computed using the effective income tax rate:

Period From January 1, 2020 Through December 1, 2020
Tax (benefit) expense at federal statutory rates	$—
State income tax, net of federal tax benefit	80
Change in state tax rate	(19)

Income tax expense	$61

OPEN SOLUTIONS GROUP, LLC

NOTES TO FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

The components of net deferred tax liabilities are as follows:

December 1, 2020
Deferred tax assets:
Depreciation and amortization	$1

Total deferred tax assets	1

Valuation allowance	—

Net deferred tax assets	$1

Deferred tax liabilities:
Accrual to cash differences	$(65)

Total deferred tax liabilities	(65)

Net deferred tax liabilities	$(64)

A valuation allowance is provided for deferred income tax assets when it is more likely than not that future tax benefits will not be realized. The Company assesses whether a valuation allowance should be established against deferred tax assets based upon consideration of all available evidence, both positive and negative, using a more likely than not standard. This assessment considers, among other matters, forecasts of future profitability, the duration of statutory carryforward periods, the Company’s experience with tax attributes expiring, impacts of enacted changes in tax laws and tax planning strategies, and the taxable income generated through the future reversals of deferred tax liabilities. In making such judgments, significant consideration is given to evidence that can be objectively verified. After analyzing all available evidence, the Company determined it was more likely than not it would be able to utilize all its deferred tax assets.

Note 5—Employee Benefit Plan

The Company offers a defined contribution plan (the “Plan”) under Section 401(k) of the Internal Revenue Code (“IRC”) covering all employees, except excluded employees as defined by the Plan. There is no age or service required for eligibility. Participants are automatically enrolled in the Plan, unless elected otherwise by the participant. The Plan allows employees to make contributions up to a specified percentage of their compensation. Under the Plan, the Company may elect to make matching contributions. The Company made a contribution of $513 during the period from January 1, 2020 through December 1, 2020.

Note 6—Equity

The Company has authorized common stock of up to 3,000,000 ordinary shares as of December 1, 2020, of which 2,375,000 ordinary shares were issued and outstanding as of December 1, 2020. Ordinary shares of common stock do not have any par value.

Note 7—Equity-Based Compensation

The Company maintained a plan to provide equity incentive awards to employees, directors, and consultants of the Company (“2015 Stock Plan”). The number of common shares that may be issued under the 2015 Stock Plan may not exceed 469,000. Awards may be issued in the form of options, restricted stock purchase rights, or restricted stock bonuses. Vesting of the awards generally requires a period of service in addition to certain performance-based conditions, such as a change in control. Compensation expense for awards

OPEN SOLUTIONS GROUP, LLC

NOTES TO FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

containing only a non-performance condition is recognized over the requisite service period. Compensation expense for awards containing performance-based conditions is recognized if the Company believes it is probable that the performance condition will be achieved. The Company reassesses the probability of the achievement of the performance condition at each reporting period and adjusts the compensation expense for changes in the estimate or actual outcome. As of December 1, 2020, the Company had granted options and a restricted stock purchase arrangement (“RSPA”) under the 2015 Stock Plan.

Options

Various option awards were granted between July 2015 and April 2017 with an exercise price equal to the fair market value of the Company’s stock as of the date of grant. The awards vest over 0 to 60 months subject to a service-based condition and expire after 10 years. Options may only be exercised upon the recipient’s separation from the Company or in connection with a change of control transaction. Exercised options are subject to the Company’s buy-out right.

The options were classified as liability instruments. The options were initially measured at grant date fair value and are subsequently remeasured at fair value at the end of each reporting period with the change in fair value recognized in the reporting period when such change occurred or remeasured through settlement. The fair value is determined using the Black-Scholes Merton Option Pricing Model. Compensation cost is recognized straight-line over the requisite service period. Forfeitures are accounted for as they occur.

The Company recognized compensation expense of $794 for the period from January 1, 2020 to December 1, 2020, which has been included in selling, general and administrative expenses within the accompanying statement of operations. There was no recognized tax benefit related to option compensation during for the period from January 1, 2020 to December 1, 2020.

A summary of options activity for the period for the period from January 1, 2020 to December 1, 2020 is presented below:

	Unvested		Vested
	Number	Weighted- average Exercise Price	Number	Weighted- average Exercise Price
Outstanding as of January 1, 2020	27,109	0.75	94,541	0.74
Vested	(16,883)	0.74	16,883	0.74
Exercised and bought-out during the period	—	—	(1,957)	0.76
Forfeited	(543)	0.76	—	—

Outstanding as of December 1, 2020	9,683	0.75	109,467	0.74

	Vested	Unvested
Fair value as of December 1, 2020	2,477	219
Weighted-average remaining contractual term, in months	—	11

RSPA and Associated Promissory Note

On August 15, 2016, the Company granted RSPA in which it committed to issue and sell 183,650 shares of common stock for consideration of $0.76 per share. 1/48th of the shares granted vested on August 15, 2016, and 1/48th of the remaining shares subject to the agreement will vest in monthly installments commencing on the one-month anniversary of August 15, 2016. Vesting will accelerate on a change in control event.

OPEN SOLUTIONS GROUP, LLC

NOTES TO FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

Restricted stock is subject to a repurchase option by the Company. The stock certificates will be retained by the company during the period where the stock is restricted and during the period the restricted stock award remains subject to vesting conditions; the recipient will have rights of a stockholder, including right to vote and receive dividends.

The Company extended a loan to the restricted stock award holder for the purchase of the restricted stock for a principal amount of $140 (the “Promissory Note”). The Promissory Note was secured by the underlying stock and was nonrecourse to the respective debtor’s personal assets. The Promissory Note carried interest at 3% per annum and was expected to mature upon the occurrence of certain events specified in the Promissory Note.

The Company will hold restricted stock until the earlier of (i) the satisfaction of the award recipient’s obligations under the Promissory Note, (ii) event of default, or (iii) an exercise of the Company’s buy-out right which expires 10 days after the recipient satisfies its obligation under the Promissory Note. The Promissory Note was settled in full on May 3, 2017 and Company’s buy-out option expired on May 13, 2017.

The RSPA Promissory Note is accounted for as an in-substance stock option, which was initially classified as liability instrument and remeasured to its fair value at each reporting period. Upon the expiration of the buy-out right on May 13, 20017, the in-substance stock option was reclassified from liability to equity and was remeasured at fair value as of the reclassification date. The fair value of the in-substance option as of the reclassification date was determined using the guideline public company method and the guideline transaction method.

Compensation expense is recognized over the requisite service period of 48 months. The Company recognized compensation expense of $223 for the period ended December 1, 2020, which have been included in selling, general and administrative expenses within the accompanying statement of operations.

A summary of RSPA activity for the period for the period from January 1, 2020 to December 1, 2020 is presented below:

	Number of Vested Stock	Number of Unvested Stock
Outstanding as of January 1, 2020	156,868	26,782
Vested	26,782	(26,782)

Outstanding as of December 1, 2020	183,650	—

The vested RSPA balance as of December 1, 2020 was $1,532.

Note 8—Commitments and Contingencies

Operating Leases

The Company primarily leases office space and records rent expense on a straight-line basis over the life of the lease. Rent expense for the period from January 1, 2020 through December 1, 2020 was $482.

Future payments under these leases are as follows as of December 1, 2020:

	2020*	2021	2022	Total
Future annual minimum lease payments	$41	$480	$207	$728

*	period following December 1, 2020

OPEN SOLUTIONS GROUP, LLC

NOTES TO FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

Litigation

From time to time, the Company may be subject to other legal proceedings and claims in the ordinary course of business, including claims of alleged infringement of trademarks, copyrights, and other intellectual property rights; employment claims; securities claims; investor claims; corporate claims; class action claims; and general contract, tort, or other claims. The Company may from time to time also be subject to various legal or government claims, disputes, or investigations. Such matters may include, but not be limited to, claims, disputes, allegations, or investigations related to warranty; refund; breach of contract; breach, leak, or misuse of personal data or confidential information; employment; government procurement; intellectual property; government regulation or compliance (including but not limited to anti-corruption requirements, export or other trade controls, data privacy or data protection, cybersecurity requirements, or antitrust/competition law requirements); securities; investor; corporate; or other matters. The Company is unable to predict whether or when any such matters may arise, the outcome of these matters, or the ultimate legal and financial liability, and cannot reasonably estimate the possible loss or range of loss at this time and accordingly has not accrued a related liability.

Note 9—Subsequent Events

The Company evaluated events or transactions through August 6, 2021 the date on which the financial statements were available to be issued for potential recognition or disclosure in the financial statements.

Execution of Membership Interest Purchase Agreement for the Sale of Open Solutions Group, LLC

Effective December 2, 2020, the Members of the Company entered into a Membership Interest Purchase Agreement and sold 100% interest in the Company to BigBear.ai Holdings, LLC at an estimated purchase price of $62,951.

ProModel (a carve out of ProModel Government Solutions Inc.)—Report of Independent Certified Public Accountants

Shareholders

Stakeholders ProModel (a carve out of ProModel Government Solutions, Inc.)

We have audited the accompanying financial statements of ProModel (a carve out of ProModel Government Solutions, Inc.), which comprise the balance sheet as of December 20, 2020, and the related statement of operations, changes in equity, and cash flows for the period from January 1, 2020 through December 20, 2020, and the related notes to the financial statements.

Management’s responsibility for the financial statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ProModel (a carve out of ProModel Government Solutions, Inc.) as of December 20, 2020, and the results of its operations and its cash flows for the period from January 1, 2020 through December 20, 2020 in accordance with accounting principles generally accepted in the United States of America.

/s/ Grant Thornton LLP

Arlington, Virginia

August 6, 2021

PROMODEL (A CARVE OUT OF PROMODEL GOVERNMENT SOLUTIONS INC.)

BALANCE SHEET

(in thousands)

As of December 20, 2020
Assets
Current assets:
Cash and cash equivalents	$1,843
Accounts receivable	907
Contract assets	1,486
Prepaid expenses	64

Total current assets	4,300

Non-current assets:
Property and equipment, net	134
Deferred tax assets	87
Other non-current assets	18

Total assets	$4,539

Liabilities and equity
Current liabilities:
Accrued liabilities	$963
Contract liabilities	501
Income tax payable	1,202
Deferred rent	3

Total current liabilities	2,669

Commitments and contingencies (Note 7)

Equity:
Parent’s investment	1,870

Total equity	1,870

Total liabilities and equity	$4,539

The accompanying notes to the financial statements are an integral part of these statements.

PROMODEL (A CARVE OUT OF PROMODEL GOVERNMENT SOLUTIONS INC.)

STATEMENT OF OPERATIONS

(in thousands)

Period from January 1, 2020 through December 20, 2020
Revenues	$15,782
Cost of revenues	9,491

Gross profit	6,291

Operating expenses:
Selling, general and administrative expenses	1,555

Operating income	4,736
Income tax expense	1,169

Net income	$3,567

The accompanying notes to the financial statements are an integral part of these statements.

PROMODEL (A CARVE OUT OF PROMODEL GOVERNMENT SOLUTIONS INC.)

STATEMENT OF CHANGES IN EQUITY

(in thousands)

For the period from January 1, 2020 through December 20, 2020

Parent’s Investment
As of January 1, 2020	$3,830
Net income	3,567
Net transfers to Parent	(5,527)

As of December 20, 2020	$1,870

The accompanying notes to the financial statements are an integral part of these statements.

PROMODEL (A CARVE OUT OF PROMODEL GOVERNMENT SOLUTIONS INC.)

STATEMENT OF CASH FLOWS

(in thousands)

Period from January 1, 2020 through December 20, 2020
Cash flows from operating activities:
Net income	$3,567

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	69
Deferred income tax benefit	(33)
Changes in assets and liabilities:
Accounts receivable	1,413
Contract assets	(1,223)
Prepaid expenses and other assets	3
Accrued liabilities	295
Contract liabilities	292
Income tax payable	1,202
Deferred rent	(1)

Net cash provided by operating activities	5,584

Cash flows from investing activities:
Purchases of property and equipment	(42)

Net cash used in investing activities	(42)

Cash flows from financing activities:
Net transfers to Parent	(5,527)

Net cash used in financing activities	(5,527)

Net increase in cash and cash equivalents:	15
Cash and cash equivalents—beginning of the period	1,828

Cash and cash equivalents—end of the period	$1,843

The accompanying notes to the financial statements are an integral part of these statements.

PROMODEL (A CARVE OUT OF PROMODEL GOVERNMENT SOLUTIONS INC.)

NOTES TO FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

Note 1—Description of the Business

ProModel (the “Company”) is the Government Services division of ProModel Government Solutions Inc. (the “Parent”). ProModel is an agile provider of mission critical predictive and prescriptive analytic software solutions for decision support to the Department of Defense and U.S. Government. ProModel builds innovative and adaptable custom model-based software solutions to visualize complex and disparate data, synchronize operational needs, mitigate risk and optimize resources to support strategic and tactical decisions for the Department of Defense and other Federal Government agencies.

Note 2—Summary of Significant Accounting Policies

Basis of Presentation

These financial statements and accompanying notes reflect the historical financial position, results of operations and cash flows of the Company for the period presented on a “standalone” basis and was historically managed by the Parent. The financial statements have been derived from the consolidated financial statements and accounting records of the Parent to reflect the historical results of operations and historical basis of assets and liabilities of the Company on a “carve-out basis” and Parent’s net investment in the Company. The Company’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The financial statements may not be indicative of the Company’s future performance and do not necessarily reflect what the financial position, results of operations, and cash flows would have been had it operated as a standalone company during the period presented.

Amounts presented within the financial statements and accompanying notes are presented in thousands of U.S. dollars unless stated otherwise, except for percentages and units.

The statements of operations include costs for certain centralized and corporate functions, and programs provided by the Parent that are charged directly to the Company. The centralized and corporate functions and programs include, but are not limited to, executive management, finance, accounting, legal and human resources. $888 of these costs were allocated to the Company and were recorded in selling, general and administrative expenses.

These expenses were allocated to the Company based on direct usage when identifiable or, when not directly identifiable, on the basis of proportional net revenues or headcount as applicable. The Company considers the basis on which the expenses have been allocated to reasonably reflect the utilization of services provided to, or the benefit received by, the Company during the period presented. However, the allocations may not reflect the expenses the Company would have incurred if the Company had been a standalone company for the period presented. Actual costs that may have been incurred if the Company had been a standalone company would depend on a number of factors, including the organizational structure, whether functions were outsourced or performed by employees, and strategic decisions made in areas such as information technology and infrastructure. Going forward, the Company may perform these functions using its own resources or outsourced services.

Because a direct ownership relationship did not exist in the Company, a Parent company investment is shown in lieu of shareholders’ equity in the financial statements. The total net effect of the settlement of the transactions between the Company and the Parent is reflected in the statement of cash flows in cash flows from financing activities as net transfers to Parent and on the balance sheet as Parent company investment. Refer to Note 8, “Related Party Transactions” for further information.

The Parent’s third-party long-term debt and the related interest expense have not been allocated to the Company for the period presented as the Company was not the legal obligor of such debt.

PROMODEL (A CARVE OUT OF PROMODEL GOVERNMENT SOLUTIONS INC.)

NOTES TO FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates, judgments, and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenue and expenses in the financial statements and disclosures in the accompanying notes. Actual results and outcomes may differ materially from management’s estimates, judgments, and assumptions.

COVID-19 Outbreak

The recent outbreak of the novel coronavirus (“COVID-19”), which was declared a pandemic by the World Health Organization on March 11, 2020 and declared a National Emergency by the President of the United States on March 13, 2020, has led to adverse impacts on the U.S. and global economies and created uncertainty regarding potential impacts on the Company’s operating results, financial condition and cash flows. The full extent to which the COVID-19 pandemic will directly or indirectly impact the Company’s business, results of operations and financial condition, including expenses and research and development costs, will depend on future developments that are highly uncertain, including as a result of new information that may emerge concerning COVID-19 and the actions taken to contain or treat COVID-19, as well as the economic impacts.

In response to this exposure, we have activated a pandemic crisis response plan to protect the health and safety of our team members, families, customers and communities, while continuing to meet our commitments to customers. Our mitigation strategies cover workplace protocols, employee preparation, travel, security, the ability to work virtually offsite and communications. Additionally, we are encouraging employees to receive COVID-19 vaccinations.

While not currently known, the full impact of COVID-19 could have a material impact on the operations of our business. Management continues to closely monitor the current macro environment related to monetary and fiscal policies, as well as pandemics or epidemics, such as the recent COVID-19 outbreak.

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less at the date of purchase to be cash equivalents.

Allowance for Doubtful Accounts

The Company provides an allowance for doubtful accounts equal to estimated bad debt losses. The estimated losses are based on historical collection experience together with a review of the current status of the existing receivables. As of December 20, 2020, there was no allowance for doubtful accounts recorded and the write-offs have been immaterial.

Concentrations of Credit Risk and Other Concentrations

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash, cash equivalents, and accounts receivable. Cash equivalents consist of money market funds with original maturities of three months or less, which are invested primarily with U.S. financial institutions. Cash deposits with financial institutions generally exceed federally insured limits. Management believes minimal credit risk exists with respect to these financial institutions and the Company has not experienced any losses on such amounts.

PROMODEL (A CARVE OUT OF PROMODEL GOVERNMENT SOLUTIONS INC.)

NOTES TO FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

The Company is exposed to concentrations of credit risk with respect to accounts receivable presented on the balance sheet. The Company’s accounts receivable balance as of December 20, 2020 was $941. Substantially all of the Company’s accounts receivable balance as of December 20, 2020 relates to balances due from three customers. The Company seeks to mitigate its credit risk with respect to accounts receivable by contracting with large commercial customers and government agencies and regularly monitoring the aging of accounts receivable balances.

Lease Accounting under ASC 840

For operating leases, the Company recorded rent expense on a straight-line basis over the noncancelable lease term and records the difference between the rent paid and the recognition of rent expense as a deferred rent asset or liability. Rent escalation, rent abatement, or other concessions, such as rent holidays, and landlord or tenant incentives or allowances, are recorded as deferred rent and amortized over the remaining lease term.

Property and Equipment, net

Property and equipment is stated at cost less accumulated depreciation and amortization. Depreciation is recognized using the straight-line method over the estimated useful lives of the respective assets, which are generally in the range of three to seven years. Leasehold improvements are capitalized and amortized using the straight-line method over the shorter of the remaining lease term or the estimated useful life, which is generally five years. Maintenance and repairs that do not improve or extend the useful lives of the assets are expensed when incurred. Upon sale or retirement of assets, the cost and related accumulated depreciation and amortization are derecognized from the balance sheet and any resulting gain or loss is recorded in the statements of operations in the period realized.

Revenue Recognition

The Company’s revenues from contracts with customers are from offerings including artificial intelligence and machine learning, data science, advanced analytics, offensive and defensive cyber, data management, cloud solutions, digital engineering, and systems integration, primarily with the U.S. Government and its agencies. The Company also serves various commercial customers.

The Company accounts for a contract when it has approval and commitment from both parties, the rights of the parties are identified, payment terms are identified, the contract has commercial substance and collectability of consideration is probable. The Company performs under various types of contracts, which generally include firm-fixed-price (“FFP”) and time-and-materials (“T&M”) contracts.

Under fixed-price contracts, we agree to perform the specified work for a pre-determined price. To the extent our actual costs vary from the estimates upon which the price was negotiated, we will generate more or less profit or could incur a loss. Under T&M contracts, we agree to perform the specified work for a pre-determined rate per hour, as well as the reimbursement of other direct billable costs which are presented on a gross basis. The Company has a right to consideration from the customer in an amount that corresponds directly with the value of the Company’s performance and recognizes revenue in the amount to which the Company has a right to invoice (the “right to invoice” practical expedient).

The Company assesses each contract at its inception to determine whether it should be combined with other contracts. When making this determination, the Company considers factors such as whether two or more contracts were negotiated and executed at or near the same time or were negotiated with an overall profit objective. If combined, the Company treats the combined contracts as a single contract for revenue recognition purposes.

PROMODEL (A CARVE OUT OF PROMODEL GOVERNMENT SOLUTIONS INC.)

NOTES TO FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

The Company evaluates the products or services promised in each contract at inception to determine whether the contract should be accounted for as having one or more performance obligations. The Company’s contracts generally provide a set of integrated or highly interrelated tasks or services and are therefore accounted for as a single performance obligation. In limited cases, our contracts have more than one distinct performance obligation, which occurs when we perform activities that are not highly complex or interrelated. Significant judgment is required in determining performance obligations, and these determinations could change the amount of revenue and profit recorded in a given period.

The Company determines the transaction price for each contract based on the consideration the Company expects to receive for the products or services being provided under the contract. For contracts where a portion of the price may vary, the Company estimates variable consideration at the most likely amount, which is included in the transaction price to the extent it is probable that a significant reversal of cumulative revenue recognized will not occur. The Company analyzes the risk of a significant revenue reversal and if necessary, constrains the amount of variable consideration recognized in order to mitigate this risk.

At the inception of a contract, the Company estimates the transaction price based on its current rights and does not contemplate future modifications (including unexercised options) or follow-on contracts until they become legally enforceable. Contracts are often subsequently modified to include changes in specifications, requirements or price, which may create new or change existing enforceable rights and obligations. Depending on the nature of the modification, the Company considers whether to account for the modification as an adjustment to the existing contract or as a separate contract. Our contracts with the U.S. government often contain options to renew existing contracts for an additional period of time (generally a year at a time) under the same terms and conditions as the original contract, and generally do not provide the customer any material rights under the contract. Therefore, such modifications are accounted for as if they were part of the existing contract and recognized as a cumulative adjustment to revenue. We account for renewal options as separate contracts when they include distinct goods or services at standalone selling prices.

For contracts with multiple performance obligations, the Company allocates the transaction price to each performance obligation based on the estimated standalone selling price of the product or service underlying each performance obligation. The standalone selling price represents the amount the Company would sell the product or service to a customer on a standalone basis (i.e., not bundled with any other products or services). Our contracts with the U.S. government are subject to the Federal Acquisition Regulation (“FAR”) and priced on estimated or actual costs of providing the goods or services. The FAR provides guidance on types of costs that are allowable in establishing prices for goods and services provided to the U.S. government and its agencies. Each contract is competitively priced and bid separately. Pricing for non-U.S. government agencies and commercial customers is based on specific negotiations with each customer. In circumstances where the standalone selling price is not directly observable, we estimate the standalone selling price using the expected cost-plus margin approach.

The Company recognizes revenue as performance obligations are satisfied and the customer obtains control of the products and services. In determining when performance obligations are satisfied, the Company considers factors such as contract terms, payment terms and whether there is an alternative future use of the product or service. Substantially all of the Company’s revenue is recognized over time as the Company performs under the contract because control of the work in process transfers continuously to the customer. For most contracts with the U.S. Government, this continuous transfer of control of the work in process to the customer is supported by clauses in the contract that give the customer ownership of work in process and allow the customer to unilaterally terminate the contract for convenience and pay the Company for costs incurred plus a reasonable profit. For most non-U.S. Government contracts, continuous transfer of control to the customer is supported because the Company delivers products that do not have an alternative use to us

PROMODEL (A CARVE OUT OF PROMODEL GOVERNMENT SOLUTIONS INC.)

NOTES TO FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

and if our customer were to terminate the contract for reasons other than our non-performance we would have the right to recover damages which would include, among other potential damages, the right to payment for our work performed to date plus a reasonable profit.

For performance obligations to deliver products with continuous transfer of control to the customer, revenue is recognized based on the extent of progress towards completion of the performance obligation, generally using the percentage-of-completion cost-to-cost measure of progress for our contracts because it best depicts the transfer of control to the customer as we incur costs on our contracts. Under the percentage-of-completion cost-to-cost measure of progress, the extent of progress towards completion is measured based on the ratio of costs incurred to date to the total estimated costs to complete the performance obligation(s). For performance obligations to provide services to the customer, revenue is recognized over time based on costs incurred or the right to invoice method (in situations where the value transferred matches our billing rights) as our customer receives and consumes the benefits.

For performance obligations in which control does not continuously transfer to the customer, we recognize revenue at the point in time in which each performance obligation is fully satisfied. This coincides with the point in time the customer obtains control of the product or service, which typically occurs upon customer acceptance or receipt of the product or service, given that we maintain control of the product or service until that point.

For arrangements with the U.S. Government, we generally do not begin work on contracts until funding is appropriated by the customer. Billing timetables and payment terms on our contracts vary based on a number of factors, including the contract type. Cost-reimbursable and T&M contracts are generally billed as costs are incurred. FFP contracts are generally billed based on milestones, which are the achievement of specific events as defined in the contract. We recognize a liability for payments in excess of revenue recognized, which is presented as a contract liability on the balance sheet. The portion of payments retained by the customer is not considered a significant financing component; the Company expects, at contract inception, that the lag period between the transfer of a promised good or service to a customer and when the customer pays for that good or service will not constitute a significant financing component. Many of the Company’s long-term contracts have milestone payments, which align the payment schedule with the progress towards completion on the performance obligation. On some contracts, the Company may be entitled to receive an advance payment, which is not considered a significant financing component because it is used to facilitate inventory demands at the onset of a contract and to safeguard the Company from the failure of the other party to abide by some or all of their obligations under the contract.

For fixed-price and cost-reimbursable contracts, we present revenues recognized in excess of billings as contract assets on the balance sheet. Amounts billed and due from our customers are classified as receivables on the balance sheet.

Contract Balances

Contract balances result from the timing of revenue recognized, billings and cash collections, and the generation of contract assets and liabilities.

Contract assets represent revenue recognized in excess of amounts invoiced to the customer and the right to payment is not subject to the passage of time. Contract liabilities consist of deferred product revenue, billings in excess of revenues, deferred service revenue, and customer advances. Deferred product revenue represents amounts that have been invoiced to customers but are not yet recognizable as revenue because the Company has not satisfied its performance obligations under the contract. Billings in excess of revenues represents milestone billing contracts where the billings of the contract exceed recognized revenues.

PROMODEL (A CARVE OUT OF PROMODEL GOVERNMENT SOLUTIONS INC.)

NOTES TO FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

The contract asset balance on the Company’s balance sheet was $1,486 as of December 20, 2020.

The contract liability balance was $501 as of December 20, 2020. Revenue recognized during the period from January 1, 2020 through December 20, 2020 that was included in the contract liability balance as of January 1, 2020 was $209.

Disaggregation of Revenue

The following table presents the Company’s contract revenues disaggregated by revenue stream:

Period from January 1, 2020 through December 20, 2020
Firm fixed price	$10,113
Time and materials	5,669

Total revenue	$15,782

The majority of the Company’s revenue is recognized over time. Revenue derived from contracts that recognize revenue at a point in time was insignificant for all periods presented.

Remaining Performance Obligations

The Company includes in its computation of remaining performance obligations customer orders for which it has accepted signed sales orders. The definition of remaining performance obligations excludes those contracts accounted for under the “right to invoice” practical expedient. As of December 20, 2020, the aggregate amount of the transaction price allocated to remaining performance obligations was $7,675. The Company expects to recognize approximately 100% of its remaining performance obligations as revenue within the next 12 months and the balance thereafter.

Advertising Expense

Advertising costs are expensed as incurred. No advertising costs were incurred for the period from January 1, 2020 through December 20, 2020.

Commitments and Contingencies

Liabilities for loss contingencies arising from claims, disputes, legal proceedings, fines and penalties, and other sources are recorded when it is probable that a liability has been or will be incurred and the amount of the liability can be reasonably estimated. Legal costs incurred in connection with loss contingencies are expensed as incurred. Recoveries of such legal costs from insurance policies are recorded as an offset to legal expenses in the period they are received.

Fair Value Measurements

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability or an exit price in the principal or most advantageous market for that asset or liability in an orderly transaction between market participants on the measurement date.

PROMODEL (A CARVE OUT OF PROMODEL GOVERNMENT SOLUTIONS INC.)

NOTES TO FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

The company measures fair value based on three level hierarchy of inputs, maximizing the use of observable inputs, where available, and minimizing the use of unobservable inputs when measuring fair value. A financial instrument’s level within the three-level hierarchy is based on the lowest level of input that is significant to the fair value measurement. The three-level hierarchy of inputs is as follows:

Level 1: Observable inputs such as unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date;

Level 2: Observable inputs other than level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets and liabilities; and

Level 3: Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of assets and liabilities.

These inputs are based on Company’s own assumptions about current market conditions and require significant management judgment or estimation. Financial instruments consist of cash equivalents, accounts receivable, accounts payable and accrued liabilities. Cash equivalents are stated at fair value on a recurring basis. Accounts receivable, accounts payable and accrued liabilities are stated at their carrying value, which approximates fair value due to the short time to the expected receipt of payment date.

Income Taxes

The Company accounts for income taxes in accordance with Accounting Standard Codification Topic 740, Income Taxes (“ASC 740”). Income taxes as presented in the Company’s financial statements have been allocated in a manner that is systematic, rational, and consistent with the broad principles of ASC 740. Historically, the Company’s operations have been included in the Parent’s U.S. federal consolidated tax return and certain state tax returns. For the purposes of these financial statements, the Company’s income tax provision was computed as if the Company filed separate tax returns (i.e. as if the Company had not been included in the consolidated income tax return group with its Parent). The separate return method applies ASC 740 to the financial statements of each member of a consolidated tax group as if the group member were a separate taxpayer. As a result, actual tax transactions included in the consolidated financial statements of the Parent may not be included in these financial statements. Further, the Company’s tax results as presented in the financial statements may not be reflective of the results that the Company expects to generate in the future. Also, the tax treatment of certain items reflected in the financial statements may not be reflected in the consolidated financial statements and tax returns of the Parent. It is conceivable that items such as net operating losses, other deferred taxes, uncertain tax positions and valuation allowances may exist in the financial statements that may or may not exist in the Parent’s consolidated financial statements.

Since the Company’s results are included in the Parent’s historical tax returns, payments to certain tax authorities are made by the Parent, and not by the Company. For tax jurisdictions where the Company is included with the Parent in a consolidated tax filing, the Company does not maintain taxes payable to or from the Parent and the payments are deemed to be settled immediately with the legal entities paying the tax in the respective tax jurisdictions through changes in Parent company investment.

The Company evaluates the realizability of its deferred tax assets and recognizes a valuation allowance when it is more likely than not that a future benefit on such deferred tax assets will not be realized. Changes in the valuation allowance, when recorded, would be included in the Company’s statements of operations. Management’s judgment is required in determining the Company’s valuation allowance recorded against its net deferred tax assets.

PROMODEL (A CARVE OUT OF PROMODEL GOVERNMENT SOLUTIONS INC.)

NOTES TO FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

The Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities based on the technical merits of the position. The tax benefits recognized in the financial statements from such positions are then measured based on the largest benefit that has a greater than 50% likelihood of being realized upon settlement. The Company recognizes interest and penalties related to uncertain tax positions in its provision (benefit) for income taxes. As of December 20, 2020, there were no accruals for uncertain tax positions.

Impairment of Long-Lived Assets

Long-lived assets are reviewed for impairment annually or whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability is measured by comparing the carrying amount of an asset to the future net undiscounted cash flows that the asset is expected to generate. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized in the amount by which the carrying amount of the asset exceeds the fair value of the asset. There was no impairment of long-lived assets recognized for the period from January 1, 2020 through December 20, 2020.

Recently Issued Accounting Pronouncements

Accounting pronouncements issued and adopted

In August 2018, the FASB issued ASU No. 2018-13 (“ASU 2018-13”), Fair Value Measurement (“ASC 820”), which modifies, removes and adds certain disclosure requirements on fair value measurements. The new guidance was required for the Company for the annual reporting period beginning January 1, 2020 and interim periods within that fiscal year. The Company adopted this guidance starting from January 1, 2020, however, there was no material impact resulting from the adoption of this pronouncement.

In May 2014, FASB issued ASU 2014-09, Revenue from Contracts with Customers (ASC 606), to achieve a consistent application of revenue recognition within the U.S., resulting in a single revenue model to be applied by reporting companies under GAAP.

Under the new model, recognition of revenue occurs when a customer obtains control of promised goods or services in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. In addition, the revised guidance requires that reporting companies disclose the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers. Subsequent to the issuance of ASU 2014-09, the FASB also issued several updates related to ASU 2014-09 including deferring its adoption date. As per the latest ASU 2020-05, issued by the FASB, entities that have not yet issued or made available for issuance financial statements as of June 3, 2020 can defer the new guidance for one year.

The revised guidance is required to be applied retrospectively to each prior reporting period presented or modified retrospectively applied with the cumulative effect of initially applying it recognized at the date of initial application. The Company adopted this standard on January 1, 2020 utilizing the modified retrospective approach. The Company underwent a process of identifying the various types of revenue streams, performed an evaluation of the components of the associated contractual arrangements and determined that the adoption of the new standard did not have a material impact on the financial statements.

Accounting pronouncements issued but not yet adopted

In February 2016, the FASB issued ASU 2016-02, Leases (“ASC 842”) which outlines a comprehensive lease accounting model and supersedes the current lease guidance. The new guidance requires lessees to

PROMODEL (A CARVE OUT OF PROMODEL GOVERNMENT SOLUTIONS INC.)

NOTES TO FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

recognize almost all of their leases on the balance sheet by recording a lease liability and corresponding right-of-use assets for all leases with lease terms greater than 12 months. It also changes the definition of a lease and expands the disclosure requirements of lease arrangements. As per the latest ASU 2020-05 issued by FASB, the entities that have not yet issued or made available for issuance the financial statements as of June 3, 2020 can defer the new guidance for one year.

The Company will adopt this guidance for the annual reporting period beginning January 1, 2022, and interim reporting periods within annual reporting period beginning January 1, 2023. This will require application of the new accounting guidance at the beginning of the earliest comparative period presented in the year of adoption. The Company is in the process of evaluating the impact that the pronouncement will have on the financial statements.

In June 2016, the FASB issued ASU 2016-13 Financial Instruments—Credit Losses (“ASC 326”) Measurement of Credit Losses on Financial Instruments. ASU 2016-13 requires an entity to utilize a new impairment model known as the current expected credit loss (“CECL”) model to estimate its lifetime “expected credit loss” and record an allowance that, when deducted from the amortized cost basis of the financial asset, presents the net amount expected to be collected on the financial asset. The CECL model is expected to result in more timely recognition of credit losses. ASU 2016-13 also requires new disclosures for financial assets measured at amortized cost, loans, and available-for-sale debt securities. As per the latest ASU 2020-02, the FASB deferred the timelines for certain small public and private entities. The new guidance will be adopted by the Company for the annual reporting period beginning January 1, 2023, including interim periods within that annual reporting period. The standard will apply as a cumulative-effect adjustment to retained earnings as of the beginning of the first reporting period in which the guidance is adopted. The Company is in the process of evaluating the impact of the adoption of ASU 2016-13 on the Company’s financial statements and disclosures.

In December 2019, the FASB issued ASU No. 2019-12, Income Taxes (ASC 740): Simplifying the Accounting for Income Taxes (“ASU 2019-12”), an amendment of the FASB Accounting Standards Codification. The amendments in this ASU simplify the accounting for income taxes by removing certain exceptions for intra period tax allocations and deferred tax liabilities for equity method investments and adds guidance whether a step-up in tax basis of goodwill relates to a business combination or a separate transaction. This ASU is effective for fiscal years beginning after December 15, 2020, with early adoption permitted. The Company concluded that there is no impact to its financial statements from adopting this guidance on January 1, 2020.

Note 3—Property and Equipment, net

The property and equipment and accumulated depreciation balances as of December 20, 2020 are as follows:

As of December 20, 2020
Equipment	$315
Software	28
Furniture	70
Leasehold Improvements	30
Accumulated depreciation	(309)

Property and equipment, net	$134

Depreciation expense was $69 for the period from January 1, 2020 through December 20, 2020.

PROMODEL (A CARVE OUT OF PROMODEL GOVERNMENT SOLUTIONS INC.)

NOTES TO FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

Note 4—Accrued Liabilities

Accrued liabilities consist of the following:

As of December 20, 2020
Payroll accruals	$901
Other accrued expenses	62

Total	$963

Note 5—Income Taxes

The components of income tax expense were as follows:

Period from January 1, 2020 through December 20, 2020
Income tax expense:
Federal:
Current	$978
Deferred	(27)

951
State:
Current	224
Deferred	(6)

218

Income tax expense	$1,169

The following is the reconciliation of the amounts computed using the federal statutory income tax rate and the amounts computed using the effective income tax rate:

Period from January 1, 2020 through December 20, 2020
Tax expense (benefit) at federal statutory rates	$995
State income tax, net of federal tax benefit	172
Permanent Differences	2

Income tax expense	$1,169

PROMODEL (A CARVE OUT OF PROMODEL GOVERNMENT SOLUTIONS INC.)

NOTES TO FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

The components of net deferred tax liabilities are as follows:

As of December 20, 2020
Deferred tax assets:
Accrued vacation	$104
Deferred rent	1

Total deferred tax assets	105

Valuation allowance	—

Net deferred tax assets	$105
Deferred tax liabilities:
Prepaid expenses	$16
Depreciation and amortization	2

Total deferred tax liabilities	18

Net deferred tax assets	$87

A valuation allowance is provided for deferred income tax assets when it is more likely than not that future tax benefits will not be realized. The Company assesses whether a valuation allowance should be established against deferred tax assets based upon consideration of all available evidence, both positive and negative, using a more likely than not standard. This assessment considers, among other matters, forecasts of future profitability, the duration of statutory carryforward periods, the Company’s experience with tax attributes expiring, impacts of enacted changes in tax laws and tax planning strategies, and the taxable income generated through the future reversals of deferred tax liabilities. In making such judgments, significant consideration is given to evidence that can be objectively verified. After analyzing all available evidence, the Company determined it was more likely than not it would be able to utilize all its deferred tax assets.

On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) was enacted in response to the COVID-19 pandemic. The CARES Act made various tax law changes including, among other things, (i) increasing certain limitations to permit additional expensing of interest (ii) allowing qualified improvement property to be immediately expensed (iii) made modifications to the federal net operating loss rules including permitting federal net operating losses incurred in 2018, 2019, and 2020 to be carried back to the five preceding taxable years in order to generate a refund of previously paid income taxes, and (iv) enhanced recoverability of alternative minimum tax credit carryforwards. Under ASC 740, the effects of changes in tax rates and laws are recognized in the period in which the new legislation is enacted. The income tax provisions of the CARES Act had limited applicability to the Company and did not have a material impact on the Company’s financial statements.

Note 6—Employee Benefit Plan

The Company offers a defined contribution plan (the “Plan”) under Section 401(k) of the Internal Revenue Code (“IRC”) covering all employees, except excluded employees as defined by the Plan. Participants are automatically enrolled in the Plan, unless elected otherwise by the participant. The Plan allows employees to make contributions up to a specified percentage of their compensation. Under the Plan, the Company may elect to make matching contributions. The Company made a contribution of $26 for the period from January 1, 2020 through December 20, 2020.

PROMODEL (A CARVE OUT OF PROMODEL GOVERNMENT SOLUTIONS INC.)

NOTES TO FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

Note 7—Commitments and Contingencies

Operating Leases

The Company has several noncancelable operating leases related to office space. The Company records rent expense on a straight-line basis over the life of the lease. Rent expense for all the leases for the period from January 1, 2020 through December 20, 2020 was $220.

Future payments under these leases are as follows:

	2020*	2021	2022	2023	Total
Future annual minimum lease payments	$36	$152	$108	$58	$354

*	period following December 20, 2020

Litigation

From time to time, the Company may be subject to legal proceedings and claims in the ordinary course of business, including claims of alleged infringement of trademarks, copyrights, and other intellectual property rights; employment claims; corporate claims; class action claims; and general contract, tort, or other claims. The Company may from time to time also be subject to various legal or government claims, disputes, or investigations. Such matters may include, but not be limited to, claims, disputes, allegations, or investigations related breach of contract; breach or misuse of personal data or confidential information; employment; government procurement; intellectual property; government regulation or compliance (including but not limited to anti-corruption requirements, export or other trade controls, data privacy or data protection, cybersecurity requirements, or antitrust/competition law requirements); securities; investor; corporate; or other matters. The Company is unable to predict whether or when any such matters may arise, the outcome of these matters, or the ultimate legal and financial liability, and cannot reasonably estimate the possible loss or range of loss at this time and accordingly has not accrued a related liability.

Note 8—Related Party Transactions

The financial statements have been prepared on a standalone basis and are derived from the consolidated financial statements and accounting records of Parent. The following discussion summarizes activity between the Company and Parent.

Corporate Costs Allocation

The statements of operations include expenses for certain centralized functions and other programs provided and administered by the Parent, that are charged directly to the Company. In addition, for purposes of preparing these financial statements on a carve-out basis, a portion of Parent’s total corporate expenses have been allocated to the Company. See Note 2, “Summary of Significant Accounting Policies—Basis of Presentation,” for a discussion of the methodology used to allocate corporate-related costs for purposes of preparing these financial statements on a carve-out basis.

The financial information in these financial statements does not necessarily reflect the expenses the Company would have incurred if the Company had been a standalone company for the periods presented. Allocated corporate costs included in Sales, general and administrative expenses were for shared services, including, but not limited to executive management, finance, accounting, legal and human resources. When specific identification is not practicable, a proportional cost method is used.

PROMODEL (A CARVE OUT OF PROMODEL GOVERNMENT SOLUTIONS INC.)

NOTES TO FINANCIAL STATEMENTS

(in thousands of U.S. dollars unless stated otherwise)

The Statement of Operations Income includes corporate cost allocations of the Parent’s general corporate costs of $888 for the period from January 1, 2020 through December 20, 2020.

Net Transfers To Parent

Net transfers to and from Parent are included within Parent company investment on the Statement of Changes in Equity. The components of the transfers to Parent for the period ended December 20, 2020 was as follows:

For the period from January 1, 2020 through December 20, 2020
General financing activities	$4,639
Corporate allocations	888

Total net transfers to Parent	$5,527

Note 9—Subsequent Events

The Company evaluated events or transactions through August 6, 2021 the date on which the financial statements were available to be issued for potential recognition or disclosure in the financial statements.

Purchase Agreement for the sale of ProModel

Effective December 21, 2020, ProModel Government Solutions Inc. entered into a Stock Purchase Agreement and sold 100% interest in the Company to BigBear.ai Holdings, LLC at an estimated purchase price of $43,723.

Annex A

AMENDMENT TO MERGER AGREEMENT

This AMENDMENT TO MERGER AGREEMENT, dated as of August 6, 2021 (this “Amendment”), is made and entered into by and among (i) GigCapital4, Inc., a Delaware corporation (“Acquiror”), (ii) GigCapital4 Merger Sub Corporation, a Delaware corporation and a direct wholly owned subsidiary of Acquiror (“Merger Sub”), (iii) BigBear.ai Holdings, LLC, a Delaware limited liability company (formerly known as Lake Intermediate, LLC) (the “Company”), and (iv) BBAI Ultimate Holdings, LLC, a Delaware limited liability company (“Holdings”). Capitalized terms used but not defined herein shall have the meanings specified in the Merger Agreement (as defined below).

RECITALS:

WHEREAS, on June 4, 2021, Acquiror, Merger Sub, the Company and Holdings entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, among other matters, at the Closing, (i) Merger Sub will merge with and into the Company (the “First Merger”) (with the Company surviving such merger (the “Initial Surviving Company”) as a wholly-owned subsidiary of Acquiror), and (ii) immediately following the First Merger and as part of the same overall transaction as the First Merger, the Initial Surviving Company will merge with and into Acquiror (the “Second Merger”), with Acquiror being the surviving company of the Second Merger, in each case upon the terms and subject to the conditions set forth therein;

WHEREAS, the Merger Agreement contained a scrivener’s error in the definition of “Company Equity Value”, namely, that such term referenced the pro forma enterprise value of the Company as opposed to the true equity value as agreed upon by and among the parties;

WHEREAS, in accordance with Section 13.10 of the Merger Agreement, Acquiror, Merger Sub, the Company and Holdings desire to amend the Merger Agreement to correct such scrivener’s error as provided in this Amendment; and

WHEREAS, the respective boards of directors of each of Acquiror and Merger Sub, and the respective boards of managers of the Company and Holdings, have approved this Amendment and determined that it is fair to, advisable for and in the best interests of such parties and their respective stockholders or members, as applicable, to enter into this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1.    Amendment to definition of “Company Equity Value.” The defined term “Company Equity Value” set forth in Section 1.01 of the Merger Agreement is hereby amended and restated in its entirety to read as follows:

“Company Equity Value” means $1,312,100,000.

SECTION 2.    Miscellaneous.

(a)    Modification; Full Force and Effect. Except as expressly modified and superseded by this Amendment, the terms, representations, warranties, covenants and other provisions of the Merger Agreement are and shall continue to be in full force and effect in accordance with their respective terms.

(b)    References to the Merger Agreement. After the date of this Amendment, all references to “this Agreement,” “the transactions contemplated by this Agreement,” “the Merger Agreement” and phrases of similar import, shall refer to the Merger Agreement as amended by this Amendment (it being understood that all references to “the date hereof” or “the date of this Agreement” shall continue to refer to June 4, 2021).

(c)    Other Miscellaneous Terms. The provisions of Article XIII (Miscellaneous) of the Merger Agreement shall apply mutatis mutandis to this Amendment, and to the Merger Agreement as modified by this Amendment, taken together as a single agreement, reflecting the terms therein as modified hereby.

[Remainder of page intentionally left blank; signature page follows.]

IN WITNESS WHEREOF, the parties have caused this Amendment to Merger Agreement to be executed as of the first date above written.

ACQUIROR:

GigCapital4, Inc., a Delaware corporation

By:	/s/ Dr. Raluca Dinu
	Name:	Dr. Raluca Dinu
	Title:	Chief Executive Officer

MERGER SUB:

GigCapital4 Merger Sub Corporation, a Delaware corporation

By:	/s/ Dr. Raluca Dinu
	Name:	Dr. Raluca Dinu
	Title:	Chief Executive Officer

[Signature Page to Amendment to Merger Agreement]

IN WITNESS WHEREOF, the parties have caused this Amendment to Merger Agreement to be executed as of the first date above written.

THE COMPANY:

BigBear.ai Holdings, LLC, a Delaware limited liability company

By:	/s/ Louis R. Brothers
	Name:	Louis R. Brothers
	Title:	Chief Executive Officer

HOLDINGS:

BBAI Ultimate Holdings, LLC, a Delaware limited liability company

By:	/s/ Louis R. Brothers
	Name:	Louis R. Brothers
	Title:	Chief Executive Officer

[Signature Page to Amendment to Merger Agreement]

AGREEMENT AND PLAN OF MERGER

by and among

GIGCAPITAL4, INC.,

GIGCAPITAL4 MERGER SUB CORPORATION,

BIGBEAR.AI HOLDINGS, LLC,

and

BBAI ULTIMATE HOLDINGS, LLC

dated as of

June 4, 2021

ARTICLE I CERTAIN DEFINITIONS		A-1-2
Section 1.01	Definitions	A-1-2
Section 1.02	Construction	A-1-13
Section 1.03	Knowledge	A-1-14
Section 1.04	Equitable Adjustments	A-1-14

ARTICLE II THE MERGERS		A-1-14
Section 2.01	The Mergers	A-1-14
Section 2.02	Effective Times	A-1-14
Section 2.03	Effect of the Mergers	A-1-15
Section 2.04	Governing Documents	A-1-15
Section 2.05	Directors/Managers and Officers of the Initial Surviving Company and the Ultimate Surviving Corporation	A-1-15
Section 2.06	Further Assurances	A-1-15

ARTICLE III MERGER CONSIDERATION; CONVERSION OF SECURITIES		A-1-16
Section 3.01	Aggregate Merger Consideration	A-1-16
Section 3.02	Effect of First Merger on Company Units	A-1-16
Section 3.03	Effect of Second Merger on Units of Initial Surviving Company	A-1-16
Section 3.04	Withholding Rights	A-1-17

ARTICLE IV CLOSING TRANSACTIONS		A-1-17
Section 4.01	Closing	A-1-17
Section 4.02	Acquiror Closing Statement	A-1-17

ARTICLE V REPRESENTATIONS AND WARRANTIES OF THE COMPANY		A-1-18
Section 5.01	Corporate Organization of the Company	A-1-18
Section 5.02	Subsidiaries	A-1-18
Section 5.03	Due Authorization	A-1-18
Section 5.04	No Conflict	A-1-19
Section 5.05	Governmental Authorities; Consents	A-1-19
Section 5.06	Current Capitalization	A-1-19
Section 5.07	Capitalization of Subsidiaries	A-1-20
Section 5.08	Financial Statements	A-1-20
Section 5.09	Undisclosed Liabilities	A-1-22
Section 5.10	Litigation and Proceedings	A-1-22
Section 5.11	Compliance with Laws	A-1-22
Section 5.12	Export Controls and Sanctions	A-1-23
Section 5.13	Contracts; No Defaults	A-1-23
Section 5.14	Company Benefit Plans	A-1-25
Section 5.15	Labor Matters	A-1-27
Section 5.16	Taxes	A-1-27
Section 5.17	Insurance	A-1-29
Section 5.18	Permits	A-1-29
Section 5.19	Machinery, Equipment and Other Tangible Property	A-1-29
Section 5.20	Real Property	A-1-29
Section 5.21	Intellectual Property and IT Security	A-1-30
Section 5.22	Environmental Matters	A-1-32
Section 5.23	Absence of Changes	A-1-32
Section 5.24	Brokers’ Fees	A-1-33
Section 5.25	Related Party Transactions	A-1-33
Section 5.26	Proxy Statement	A-1-33

A-1-i

Section 5.27	Government Contracts	A-1-33
Section 5.28	Exchange Act	A-1-34
Section 5.29	Customers and Suppliers	A-1-35

ARTICLE VI REPRESENTATIONS AND WARRANTIES OF ACQUIROR PARTIES		A-1-35
Section 6.01	Corporate Organization	A-1-35
Section 6.02	Due Authorization.	A-1-35
Section 6.03	No Conflict	A-1-36
Section 6.04	Litigation and Proceedings	A-1-36
Section 6.05	Governmental Authorities; Consents	A-1-36
Section 6.06	Financial Ability; Trust Account	A-1-37
Section 6.07	Brokers’ Fees	A-1-37
Section 6.08	SEC Reports; Financial Statements; Sarbanes-Oxley Act; Undisclosed Liabilities	A-1-38
Section 6.09	Business Activities	A-1-39
Section 6.10	Tax Matters	A-1-40
Section 6.11	Capitalization	A-1-41
Section 6.12	Nasdaq Stock Market Listing	A-1-42
Section 6.13	Note Financing	A-1-42
Section 6.14	Related Party Transactions	A-1-43
Section 6.15	Investment Company Act	A-1-43
Section 6.16	No Foreign Person	A-1-43
Section 6.17	Interest in Competitors	A-1-43
Section 6.18	Sponsor Agreement	A-1-43
Section 6.19	Voting and Support Agreement	A-1-44

ARTICLE VII REPRESENTATIONS AND WARRANTIES OF HOLDINGS		A-1-44
Section 7.01	Corporate Organization of Holdings	A-1-44
Section 7.02	Due Authorization	A-1-44
Section 7.03	No Conflict	A-1-44
Section 7.04	Litigation and Proceedings	A-1-44
Section 7.05	Ownership of Company Units	A-1-45

ARTICLE VIII COVENANTS OF THE COMPANY AND HOLDINGS		A-1-45
Section 8.01	Conduct of Business	A-1-45
Section 8.02	Inspection	A-1-48
Section 8.03	HSR Act and Regulatory Approvals	A-1-48
Section 8.04	No Claim Against the Trust Account	A-1-49
Section 8.05	Proxy Solicitation; Other Actions	A-1-49
Section 8.06	Code Section 280G	A-1-50
Section 8.07	Form W-9	A-1-50
Section 8.08	Holdings Transfer Restriction	A-1-51

ARTICLE IX COVENANTS OF ACQUIROR		A-1-51
Section 9.01	HSR Act and Regulatory Approvals	A-1-51
Section 9.02	Indemnification and Insurance	A-1-52
Section 9.03	Conduct of Acquiror During the Interim Period	A-1-53
Section 9.04	Note Financing	A-1-55
Section 9.05	Certain Transaction Agreements	A-1-55
Section 9.06	Inspection	A-1-56
Section 9.07	Acquiror Nasdaq Listing	A-1-56
Section 9.08	Acquiror Public Filings	A-1-56
Section 9.09	Trust Account	A-1-56
Section 9.10	Section 16 Matters	A-1-56

A-1-ii

Section 9.11	Acquiror Board of Directors	A-1-57
Section 9.12	Qualification as an Emerging Growth Company	A-1-57

ARTICLE X JOINT COVENANTS		A-1-57
Section 10.01	Support of Transaction	A-1-57
Section 10.02	Proxy Statement; Acquiror Special Meeting	A-1-57
Section 10.03	Exclusivity	A-1-60
Section 10.04	Tax Matters	A-1-61
Section 10.05	Other Filings; Press Release	A-1-61
Section 10.06	Confidentiality; Publicity	A-1-62
Section 10.07	Post-Closing Nasdaq Listing Compliance	A-1-62
Section 10.08	Management Equity Plans	A-1-62
Section 10.09	Notification of Certain Matters	A-1-63

ARTICLE XI CONDITIONS TO OBLIGATIONS		A-1-63
Section 11.01	Conditions to Obligations of All Parties	A-1-63
Section 11.02	Additional Conditions to Obligations of Acquiror Parties	A-1-63
Section 11.03	Additional Conditions to the Obligations of Holdings and the Company	A-1-64
Section 11.04	Frustration of Conditions	A-1-65

ARTICLE XII TERMINATION/EFFECTIVENESS		A-1-65
Section 12.01	Termination	A-1-65
Section 12.02	Effect of Termination	A-1-66

ARTICLE XIII MISCELLANEOUS		A-1-67
Section 13.01	Waiver	A-1-67
Section 13.02	Notices	A-1-67
Section 13.03	Assignment	A-1-68
Section 13.04	Rights of Third Parties	A-1-68
Section 13.05	Expenses	A-1-68
Section 13.06	Governing Law	A-1-68
Section 13.07	Captions; Counterparts; Electronic Delivery	A-1-69
Section 13.08	Schedules and Exhibits	A-1-69
Section 13.09	Entire Agreement	A-1-69
Section 13.10	Amendments	A-1-69
Section 13.11	Severability	A-1-69
Section 13.12	Jurisdiction; WAIVER OF TRIAL BY JURY	A-1-69
Section 13.13	Enforcement	A-1-70
Section 13.14	Non-Recourse	A-1-71
Section 13.15	Nonsurvival of Representations, Warranties and Covenants	A-1-71
Section 13.16	Acknowledgements	A-1-71
Section 13.17	Provisions Respecting Representation of the Company	A-1-72

SCHEDULES

Schedule 1.03(a)	–	Company Knowledge Schedule
Schedule 1.03(b)	–	Acquiror Knowledge Schedule
Schedule 2.05(a)	–	Initial Surviving Company Board of Managers and Officers
Schedule 2.05(b)	–	Ultimate Surviving Corporation Board of Directors and Officers

A-1-iii

EXHIBITS

Exhibit A	–	Form of Acquiror Charter
Exhibit B	–	Form of Acquiror Bylaws
Exhibit C	–	Investor Rights Agreement
Exhibit D	–	Voting and Support Agreements
Exhibit E	–	Form of First Merger Certificate
Exhibit F	–	Form of Second Merger Certificate
Exhibit G	–	Sponsor Agreement

A-1-iv

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger (this “Agreement”) is made and entered into as of June 4, 2021, by and among GigCapital4, Inc., a Delaware corporation (“Acquiror”), GigCapital4 Merger Sub Corporation, a Delaware corporation and direct, wholly owned subsidiary of Acquiror (“Merger Sub”), BigBear.ai Holdings, LLC, a Delaware limited liability company (formerly known as Lake Intermediate, LLC) (the “Company”), and BBAI Ultimate Holdings, LLC, a Delaware limited liability company (formerly known as PCISM Ultimate Holdings, LLC) (“Holdings”). Acquiror, Merger Sub, the Company and Holdings are collectively referred to herein as the “Parties” and individually as a “Party.” Capitalized terms used and not otherwise defined herein have the meanings set forth in Section 1.01.

RECITALS

WHEREAS, Acquiror is a blank check company incorporated in Delaware and formed to acquire one or more operating businesses through a Business Combination;

WHEREAS, on the terms and subject to the conditions of this Agreement and in accordance with the General Corporation Law of the State of Delaware (the “DGCL”) and the Limited Liability Company Act of the State of Delaware (the “DLLCA”) and other applicable Laws, the Parties intend to enter into a Business Combination transaction by which: (i) Merger Sub will merge with and into the Company (the “First Merger”), with the Company being the surviving company of the First Merger (the Company, in its capacity as the surviving company of the First Merger, is sometimes referred to as the “Initial Surviving Company”); and (ii) immediately following the First Merger and as part of the same overall transaction as the First Merger, the Initial Surviving Company will merge with and into the Acquiror (the “Second Merger” and, together with the First Merger, the “Mergers”), with Acquiror being the surviving company of the Second Merger (Acquiror, in its capacity as the surviving company of the Second Merger, is sometimes referred to as the “Ultimate Surviving Corporation”);

WHEREAS, for U.S. federal Income Tax purposes (and for purposes of any applicable state or local Income Tax that follows the U.S. federal Income Tax treatment), each of the Parties intends that (i) the First Merger and the Second Merger, taken together, will constitute an integrated transaction that qualifies as a “reorganization” within the meaning of Section 368(a) of the Code and the Treasury Regulations thereunder, and (ii) this Agreement be, and hereby is, adopted as a “plan of reorganization” for the purposes of Section 368 of the Code and Treasury Regulations Section 1.368-2(g);

WHEREAS, the board of managers of the Company has unanimously (i) determined that it is in the best interests of the Company and the sole member of the Company, and declared it advisable, to enter into this Agreement providing for the Mergers in accordance with the DGCL and the DLLCA, as applicable, (ii) approved this Agreement and the Transactions, including the Mergers in accordance with the DGCL and the DLLCA, as applicable, on the terms and subject to the conditions of this Agreement, and (iii) adopted a resolution recommending the plan of merger set forth in this Agreement be adopted by the sole member of the Company;

WHEREAS, the board of managers of Holdings has unanimously approved this Agreement and the other Transactions to which Holdings is a party in accordance with the DLLCA (the “Holdings Board Approval”), and Holdings, in its capacity as the sole member of the Company, has, by its execution and delivery hereof, approved and adopted this Agreement, the First Merger and the other Transactions in accordance with Section 18-209 of the DLLCA (the “Company Member Approval”);

WHEREAS, the board of directors of Acquiror has unanimously (i) determined that it is in the best interests of Acquiror and the stockholders of Acquiror, and declared it advisable, to enter into this Agreement providing for the Mergers in accordance with the DGCL and the DLLCA, as applicable, (ii) approved this Agreement and

A-1-1

the Transactions, including the Mergers in accordance with the DGCL and the DLLCA, as applicable, on the terms and subject to the conditions of this Agreement, and (iii) adopted a resolution recommending the plan of merger set forth in this Agreement be adopted by the stockholders of Acquiror (the “Acquiror Board Recommendation”);

WHEREAS, prior to the First Effective Time and the closing of the Note Financing, Acquiror shall (i) subject to obtaining the approval of the Acquiror Stockholder Matters, amend and restate the certificate of incorporation of Acquiror to be substantially in the form of Exhibit A attached hereto (the “Acquiror Charter”), and (ii) amend and restate the bylaws of Acquiror to be substantially in the form of Exhibit B attached hereto (the “Acquiror Bylaws”);

WHEREAS, concurrently with the execution and delivery of this Agreement, the Sponsor, Acquiror, Holdings, certain of the members of Holdings, and certain other parties as of the date hereof have entered into an Investor Rights Agreement, a copy of which is attached as Exhibit C hereto (as amended, restated, modified, supplemented or waived from time to time, the “Investor Rights Agreement”);

WHEREAS, concurrently with the execution and delivery of this Agreement, the Sponsor and Acquiror have entered into the Sponsor Agreement, a copy of which is attached as Exhibit G hereto;

WHEREAS, on or prior to the date hereof, Acquiror has obtained commitments from certain investors for the purchase from Acquiror of convertible senior notes (the “Notes”), pursuant to the terms of one or more convertible note subscription agreements (each, a “Note Subscription Agreement”), subject to the terms of an Indenture to be entered into in connection with the Closing between Acquiror and Wilmington Trust, National Association, a national banking association, in its capacity as trustee thereunder (the “Indenture”), such note financing (the “Note Financing”) to be consummated immediately prior to the consummation of the Transactions; and

WHEREAS, concurrently with the execution and delivery of this Agreement, the Sponsor, Holdings, the Company and certain other parties thereto have entered into Voting and Support Agreements, copies of which are attached as Exhibit D hereto (the “Voting and Support Agreement”), pursuant to which, inter alia, the Sponsor has agreed to vote all of its shares of Acquiror Common Stock in favor of the Acquiror Stockholder Matters.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Agreement, and intending to be legally bound, the Parties hereby agree as follows:

ARTICLE I

CERTAIN DEFINITIONS

Section 1.01 Definitions. For purposes of this Agreement, the following capitalized terms have the following meanings:

“2020 Balance Sheet” has the meaning specified in Section 5.08(a).

“Acquiror” has the meaning specified in the preamble hereto.

“Acquiror Board Recommendation” has the meaning specified in the Recitals hereto.

“Acquiror Bylaws” has the meaning specified in the Recitals hereto.

“Acquiror Charter” has the meaning specified in the Recitals hereto.

A-1-2

“Acquiror Closing Statement” has the meaning specified in Section 4.02.

“Acquiror Common Stock” means the common stock, par value $0.0001 per share, of Acquiror.

“Acquiror Cure Period” has the meaning specified in Section 12.01(c).

“Acquiror Extended Termination Date” has the meaning specified in Section 12.01(b).

“Acquiror Group” has the meaning specified in Section 13.17(b).

“Acquiror Material Adverse Effect” means any change, event, state of fact, circumstance or development, that, individually or when aggregated with other changes, events, states of fact, circumstances or developments, has had, or would reasonably be expected to have, a material adverse effect on the ability of the Acquiror Parties to consummate the Transactions.

“Acquiror Organizational Documents” means the Certificate of Incorporation and Acquiror’s bylaws, as amended and in effect on the date hereof.

“Acquiror Parties” means Acquiror and Merger Sub.

“Acquiror Party Representations” means the representations and warranties of Acquiror and Merger Sub expressly and specifically set forth in ARTICLE VI of this Agreement, as qualified by the Schedules. For the avoidance of doubt, the Acquiror Party Representations are solely made by Acquiror and Merger Sub.

“Acquiror Preferred Stock” means the preferred stock, par value $0.0001 per share, of Acquiror.

“Acquiror Privileged Communications” has the meaning specified in Section 13.17(a).

“Acquiror Stockholder Matters” has the meaning specified in Section 10.02(a)(i).

“Acquiror Stockholder Redemption” has the meaning specified in Section 10.02(a)(i).

“Acquiror Stockholders” means the holders of shares of Acquiror Common Stock.

“Acquiror Transaction Expenses” means all fees, costs and expenses of Acquiror incurred prior to and through the Closing Date in connection with the negotiation, preparation and execution of this Agreement, the other Transaction Agreements, the performance and compliance with all Transaction Agreements and conditions contained herein to be performed or complied with at or before Closing, and the consummation of the Transactions, including the fees, costs, expenses and disbursements of counsel, accountants, advisors and consultants of Acquiror, whether paid or unpaid prior to the Closing.

“Acquiror Warrant” means a warrant entitling the holder to purchase one share of Acquiror Common Stock per warrant.

“Acquisition Transaction” has the meaning specified in Section 10.03(a).

“Action” means any claim, action, suit, assessment, arbitration or legal, judicial or administrative proceeding (whether at law or in equity) or arbitration.

“Affiliate” means, with respect to any specified Person, any Person that, directly or indirectly, controls, is controlled by, or is under common control with, such specified Person, through one or more intermediaries or otherwise. The term “control” means the ownership of a majority of the voting securities of the applicable Person

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or the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the applicable Person, whether through ownership of voting securities, by contract or otherwise, and the terms “controlled” and “controlling” have meanings correlative thereto; provided that, in no event shall the Company or any of the Company’s Subsidiaries be considered an Affiliate of any portfolio company (other than Holdings, the Company and its Subsidiaries) of any investment fund affiliated with any direct or indirect equityholder of Holdings nor shall any portfolio company (other than Holdings, the Company and its Subsidiaries) of any investment fund affiliated with any equityholder of Holdings be considered to be an Affiliate of the Company or any of the Company’s Subsidiaries.

“Aggregate Merger Consideration” means the sum of the Cash Merger Consideration and the Equity Merger Consideration.

“Agreement” has the meaning specified in the preamble hereto.

“Available Closing Acquiror Cash” means an amount equal to (i) all amounts in the Trust Account (after reduction for the aggregate amount of payments required to be made in connection with the Acquiror Stockholder Redemption), plus (ii) the aggregate amount of cash that has been funded to and remains with Acquiror pursuant to the Note Subscription Agreements as of immediately prior to the Closing, plus (iii) the aggregate amount of cash that has been funded to and remains with Acquiror as of immediately prior to the Closing pursuant to any private placement of shares of Acquiror Common Stock to be consummated immediately prior to the Closing in accordance with the provisions of this Agreement and any subscription agreement(s) entered into between Acquiror and the investor(s) in such private placement (which subscription agreement(s) shall be on terms and conditions reasonably acceptable to each of Acquiror and the Company).

“BigBear Financial Statements” has the meaning set forth in Section 5.08(a).

“BigBear Intermediate” has the meaning set forth in Section 5.01.

“Business Combination” has the meaning ascribed to such term in the Certificate of Incorporation.

“Business Combination Proposal” has the meaning set forth in Section 10.03(b).

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York or San Francisco, California are authorized or required by Law to close.

“CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act (H.R. 748), and applicable related rules, regulations and guidance, including the American Rescue Plan Act of 2021 (Pub. L. 117-2), in each case, as amended.

“Cash Merger Consideration” means a cash amount equal to $75,000,000.

“Certificate of Incorporation” means the Amended and Restated Certificate of Incorporation of Acquiror, filed with the Secretary of State of the State of Delaware on February 8, 2021, as amended and in effect on the date hereof.

“Claims” has the meaning specified in Section 8.04.

“Closing” has the meaning specified in Section 4.01.

“Closing Date” has the meaning specified in Section 4.01.

“Closing Form 8-K” has the meaning specified in Section 10.05(c).

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“Closing Press Release” has the meaning specified in Section 10.05(c).

“Code” means the Internal Revenue Code of 1986, as amended.

“Company” has the meaning specified in the preamble hereto.

“Company Benefit Plan” has the meaning specified in Section 5.14(a).

“Company Cure Period” has the meaning specified in Section 12.01(b).

“Company Employees” has the meaning specified in Section 5.14(a).

“Company Equity Value” means $1,565,000,000.

“Company Extended Termination Date” has the meaning specified in Section 12.01(c).

“Company Intellectual Property” means the Owned Intellectual Property and Licensed Intellectual Property.

“Company Member Approval” has the meaning specified in the Recitals hereto.

“Company Privileged Communications” has the meaning specified in Section 13.17(a).

“Company Representations” means the representations and warranties of the Company expressly and specifically set forth in ARTICLE V of this Agreement, as qualified by the Schedules. For the avoidance of doubt, the Company Representations are solely made by the Company.

“Company Subsidiary Securities” has the meaning specified in Section 5.07.

“Company Transaction Expenses” means all accrued fees, costs and expenses of Holdings, the Company and its Subsidiaries incurred prior to and through the Closing Date in connection with the negotiation, preparation and execution of this Agreement, the other Transaction Agreements, the performance and compliance with all Transaction Agreements and conditions contained herein to be performed or complied with at or before Closing, and the consummation of the Transactions, including the fees, costs, expenses and disbursements of counsel, accountants, advisors and consultants of Holdings, the Company and its Subsidiaries, whether paid or unpaid prior to the Closing.

“Company Units” means the units of limited liability company interests of the Company.

“Confidentiality Agreement” has the meaning specified in Section 13.09.

“Contracts” means any legally binding contracts, agreements, subcontracts, leases and purchase orders and all material amendments, modifications and supplements thereto.

“COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions thereof, including any epidemics, pandemics or disease outbreaks resulting therefrom.

“COVID-19 Measures” means any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester or any other Law, Governmental Order, Action, directive, guidelines or recommendations by any Governmental Authority in connection with or in response to COVID-19, including, but not limited to, the CARES Act).

“D&O Tail” has the meaning specified in Section 9.02(b).

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“DGCL” has the meaning specified in the Recitals hereto.

“DLLCA” has the meaning specified in the Recitals hereto.

“EAR” has the meaning specified in Section 5.12.

“Electronic Delivery” has the meaning specified in Section 13.07.

“Enforceability Exceptions” has the meaning specified in Section 5.03.

“Environmental Laws” means any and all applicable Laws relating to pollution or protection of the environment (including natural resources) or human health and safety (with respect to exposure to Hazardous Materials), or the use, storage, emission, disposal or release of Hazardous Materials, each as in effect as of the date hereof.

“Equity Merger Consideration” means a number of shares of Acquiror Common Stock equal to the result of dividing (i) the difference of (A) the Company Equity Value, minus (B) $75,000,000, by (ii) 10.00 (rounded up to the nearest whole number of shares).

“ERISA” has the meaning specified in Section 5.14(a).

“ERISA Affiliate” means any organization or entity that is treated as a single employer with the Company under Section 414(b), (c), (m) or (o) of the Code.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Company Unit” has the meaning specified in Section 3.02(d).

“Export Control Laws” has the meaning specified in Section 5.12.

“Extended Termination Date” has the meaning specified in Section 12.01(b).

“FCPA” has the meaning specified in Section 5.08(a).

“Financial Statements” has the meaning specified in Section 5.08(a).

“First Certificate of Merger” has the meaning specified in Section 2.02.

“First Effective Time” has the meaning specified in Section 2.02.

“First Merger” has the meaning specified in the Recitals hereto.

“Foreign Person” has the meaning specified in Section 6.16.

“Fraud” means (i) with respect to the Company, the intentional fraud of the Company with respect to the Company’s making an express representation or warranty contained in ARTICLE V of this Agreement or in any certificate delivered by the Company pursuant to this Agreement, (ii) with respect to the Acquiror Parties, the intentional fraud of the Acquiror Parties with respect to the Acquiror Parties’ making an express representation or warranty contained in ARTICLE VI of this Agreement or in any certificate delivered by the Acquiror Parties pursuant to this Agreement and (iii) with respect to Holdings, the intentional fraud of Holdings with respect to Holdings’ making an express representation or warranty contained in ARTICLE VII of this Agreement or in any certificate delivered by Holdings pursuant to this Agreement, in each case, with the actual knowledge of such

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Person that such representation or warranty was false when made (as opposed to the making of a representation or warranty negligently, recklessly or without actual knowledge of its truthfulness) and which was made with the specific intent of deceiving, misleading and inducing the party hereto to whom such representation and warranty was made to enter into or consummate the Transactions and upon which such party hereto has reasonably relied to its material detriment. For the avoidance of doubt, and notwithstanding anything in this Agreement to the contrary, in any determination of whether a Person has committed Fraud, all materiality qualifications (including the words “material” or “materiality” or the phrase “Material Adverse Effect”) contained in the representations and warranties of the parties in this Agreement shall be taken into account.

“GAAP” means United States generally accepted accounting principles, consistently applied.

“Governmental Authority” means any federal, state, provincial, municipal, local or non-U.S. government, governmental authority, regulatory or administrative agency, governmental commission, department, board, bureau, agency or instrumentality, court or tribunal.

“Governmental Order” means any order, judgment, injunction, decree, writ, stipulation, determination or award, in each case, entered by or with any Governmental Authority.

“Government Bid” means any bid, proposal, offer or quote for supplies, services or construction, whether solicited or unsolicited, made by the Company which is intended by the Company to result in a Government Contract and is outstanding as of the date hereof.

“Government Closure” has the meaning specified in Section 8.03(a).

“Government Contract” means any Contract between a Person and (i) any Governmental Authority, (ii) any prime contractor of a Governmental Authority in its capacity as a prime contractor, or (iii) any subcontractor with respect to any Contract of a type described in clauses (i) or (ii) above.

“Hazardous Material” means material, substance or waste that is listed, regulated, or otherwise defined as “hazardous,” “toxic,” or “radioactive,” or as a “pollutant” or “contaminant” (or words of similar intent or meaning) under applicable Environmental Laws as in effect as of the date hereof, including but not limited to petroleum, petroleum by-products, asbestos or asbestos-containing material, polychlorinated biphenyls, flammable or explosive substances, or pesticides.

“Holdings” has the meaning specified in the preamble hereto.

“Holdings Board Approval” has the meaning specified in the Recitals hereto.

“Holdings Material Adverse Effect” means any change, event, state of fact, circumstance or development, that, individually or when aggregated with other changes, events, states of fact, circumstances or developments, has had, or would reasonably be expected to have, a material adverse effect on the ability of Holdings to consummate the Transactions.

“Holdings Representations” has the meaning specified in Section 13.16(a).

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

“Income Tax” means any Tax imposed upon or measured by net income or gain (however denominated).

“Indebtedness” means, with respect to any Person as of any time, without duplication, (i) all indebtedness for borrowed money of such Person or indebtedness issued by such Person in substitution or exchange for

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borrowed money, (ii) indebtedness evidenced by any note, bond, debenture or other debt security, in each case, as of such time of such Person, (iii) obligations of such Person for the deferred purchase price of property or other services (other than trade payables incurred in the ordinary course of business), (iv) all obligations as lessee that are required to be capitalized in accordance with GAAP, (v) all obligations of such Person for the reimbursement of any obligor on any line or letter of credit, banker’s acceptance, guarantee or similar credit transaction, in each case, to the extent drawn or claimed against, (vi) all interest rate and currency swaps, caps, collars and similar agreements or hedging devices under which payments are obligated to be made by such Person, (vii) any premiums, prepayment fees or other penalties, fees, costs or expenses associated with payment of any Indebtedness of such Person, and (viii) all obligations of the type referred to in clauses (i)—(vii) of this definition of any other Person, the payment of which such Person is responsible or liable, directly or indirectly, as obligor, guarantor, surety or otherwise, including any guarantee of such obligations. Notwithstanding anything to the contrary contained herein, “Indebtedness” of any Person shall not include any item that would otherwise constitute “Indebtedness” of such Person that is entirely an obligation between such Person and any wholly owned Subsidiary of such Person or between any two or more wholly owned Subsidiaries of such Person.

“Indemnitee Affiliate” has the meaning specified in Section 9.02(c).

“Indenture” has the meaning specified in the Recitals hereto.

“Information or Document Request” means any request or demand for the production, delivery or disclosure of documents or other evidence, or any request or demand for the production of witnesses for interviews or depositions or other oral or written testimony, by any Regulatory Consent Authority relating to the Transactions, including any so called “second request” for additional information or documentary material or any civil investigative demand made or issued by any Regulatory Consent Authority or any subpoena, interrogatory or deposition.

“Initial Surviving Company” has the meaning specified in the Recitals hereto.

“Intellectual Property” means all intellectual property rights (including with respect to technology) created, arising, or protected under applicable Law (or any other similar statutory provision or common law doctrine in the United States or anywhere else in the world), including all: (i) patents and patent applications, (ii) trademarks, service marks and trade names, (iii) copyrights, (iv) internet domain names and (v) trade secrets.

“Intended Income Tax Treatment” has the meaning specified in Section 10.04(b).

“Interim Period” has the meaning specified in Section 8.01.

“Investment Company Act” means the Investment Company Act of 1940, as amended.

“Investor Rights Agreement” has the meaning set forth in the Recitals hereto.

“ITAR” has the meaning specified in Section 5.12.

“IT Systems” means all computer systems, servers, networks, databases, websites, computer hardware and equipment used to process, store, maintain and operate data, information and functions that are owned, licensed or leased by a Person, including any Software embedded or installed thereon.

“JOBS Act” has the meaning specified in Section 9.12.

“Law” means any statute, law, ordinance, rule, regulation or Governmental Order, in each case, of any Governmental Authority.

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“Leased Real Property” means all real property leased (including subleased or licensed) by the Company or its Subsidiaries, the Lease of which may not be terminated at will, or by giving notice of ninety (90) days or less, without cost or penalty.

“Leases” has the meaning specified in Section 5.20.

“Lien” means any mortgage, deed of trust, pledge, hypothecation, encumbrance, easement, license, option, right of first refusal, security interest or other lien of any kind.

“Malware” has the meaning specified in Section 5.21(a).

“Management Equity Plans” has the meaning specified in Section 10.08.

“Material Adverse Effect” means any event, circumstance, change, development, effect or occurrence (each, an “Effect”) that, individually or in the aggregate with all other Effects, (x) is or would reasonably be expected to be materially adverse to the business, results of operations, assets, liabilities or financial condition of the Company and its Subsidiaries, taken as a whole or (y) prevents, materially delays or materially impedes the performance by the Company to consummate either or both of the Mergers or any of the other Transactions; provided however that, solely with respect to clause (x) above, other than as set forth in the final proviso of this definition, in no event will any of the following (or the effect of any of the following), alone or in combination, be deemed to constitute, or be taken into account in determining whether there has been or will be, a “Material Adverse Effect” on the business, results of operations, assets, liabilities or financial condition of the Company and its Subsidiaries, taken as a whole: (a) any change in applicable Laws or GAAP or any interpretation thereof after the date of this Agreement, (b) any change in interest rates or economic, political, business, financial, commodity, currency or market conditions generally, (c) the announcement or the execution of this Agreement, the pendency or consummation of the Transactions or the performance of this Agreement, including the impact thereof on relationships, contractual or otherwise, with customers, suppliers, licensors, distributors, partners, providers and employees, (d) any change generally affecting any of the industries or markets in which the Company or its Subsidiaries operate or the economy as a whole, (e) the compliance with the terms of this Agreement or the taking of any action required or expressly contemplated by this Agreement or with the prior written consent of Acquiror, (f) any earthquake, hurricane, tsunami, tornado, flood, mudslide, wild fire or other natural disaster, act of God or other force majeure event, (g) any national or international political or social conditions in countries in which, or in the proximate geographic region of which, the Company operates, including the engagement by the United States or such other countries in hostilities or the escalation thereof, whether or not pursuant to the declaration of a national emergency or war, or the occurrence or the escalation of any military or terrorist attack upon the United States or such other country, or any territories, possessions, or diplomatic or consular offices of the United States or such other countries or upon any United States or such other country military installation, equipment or personnel, (h) any failure of the Company and its Subsidiaries, taken as a whole, to meet any projections, forecasts or budgets; provided that clause (h) shall not prevent or otherwise affect a determination that any Effect underlying such failure to meet projections or forecasts has resulted in, or contributed to, or would reasonably be expected to result in or contribute to, a Material Adverse Effect (to the extent such Effect is not otherwise excluded from this definition of Material Adverse Effect), and (i) COVID-19 or any Law, directive, pronouncement or guideline issued by a Governmental Authority, the Centers for Disease Control and Prevention, the World Health Organization or industry group providing for business closures, changes to business operations, “sheltering-in-place” or other restrictions that relate to, or arise out of, an epidemic, pandemic or disease outbreak (including the COVID-19 pandemic) or any change in such Law, directive, pronouncement or guideline or interpretation thereof following the date of this Agreement or the Company’s or any of its Subsidiaries’ compliance therewith; provided that (1) in the case of clauses (a), (b), (d), (f), (g) and (i), such changes may be taken into account to the extent (but only to the extent) that such changes have had a disproportionate impact on the Company and its Subsidiaries, taken as a whole, as compared to other competitors or comparable entities operating in the industries or markets in which the Company and its Subsidiaries operate, and (2) in no event shall (x) any Acquiror Stockholder Redemption in and of itself or

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(y) any failure in and of itself, by a Note Investor to fulfill its obligations under a Note Subscription Agreement, constitute a Material Adverse Effect.

“Material Contracts” has the meaning specified in Section 5.13(a).

“Material Customers” has the meaning specified in Section 5.29.

“Material Suppliers” has the meaning specified in Section 5.29.

“Mergers” has the meaning specified in the Recitals hereto.

“Merger Sub” has the meaning specified in the preamble hereto.

“Multiemployer Plan” has the meaning specified in Section 5.14(g).

“Nasdaq” means The Nasdaq Stock Market LLC.

“Note Financing” has the meaning specified in the Recitals hereto.

“Note Investment Amount” has the meaning specified in Section 6.13.

“Note Investor” means an investor party to a Note Subscription Agreement.

“Notes” has the meaning specified in the Recitals hereto.

“Note Subscription Agreement” has the meaning specified in the Recitals hereto.

“NuWave Financial Statements” has the meaning set forth in Section 5.08(a).

“OFAC” has the meaning specified in Section 5.12.

“Open Solutions Financial Statements” has the meaning set forth in Section 5.08(a).

“Owned Intellectual Property” means all Intellectual Property that is owned or purported to be owned by the Company or its Subsidiaries.

“Party” has the meaning specified in the preamble hereto.

“PCAOB” means the Public Company Accounting Oversight Board.

“PCI Financial Statements” has the meaning set forth in Section 5.08(a).

“Permits” has the meaning specified in Section 5.11.

“Permitted Liens” means (i) statutory or common law Liens of mechanics, materialmen, warehousemen, landlords, carriers, repairmen, construction contractors and other similar Liens that arise in the ordinary course of business, that relate to amounts not yet delinquent or that are being contested in good faith through appropriate Actions, in each case only to the extent appropriate reserves therefor have been established in accordance with GAAP, (ii) Liens arising under original purchase price conditional sales contracts and equipment leases with third parties entered into in the ordinary course of business, (iii) Liens for Taxes not yet due and payable or which are being contested in good faith through appropriate Actions for which appropriate reserves have been established in accordance with GAAP, (iv) Liens, encumbrances and restrictions on real property (including

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easements, covenants, rights of way and similar restrictions of record) that (A) are matters of record, (B) would be disclosed by a current, accurate survey or physical inspection of such real property, or (C) do not materially interfere with the present uses of such real property, (v) Liens that (A) were not incurred in connection with indebtedness for borrowed money and (B) are not material to the Company and its Subsidiaries, taken as a whole, (vi) non-exclusive licenses of Intellectual Property entered into in the ordinary course of business, (vii) Liens securing any Indebtedness of the Company and its Subsidiaries, and (viii) Liens described on Schedule 1.01(a).

“Person” means any individual, firm, corporation, partnership, limited liability company, incorporated or unincorporated association, joint venture, joint stock company, governmental agency or instrumentality or other entity of any kind.

“Personal Information” means, in addition to any definition for any similar term (e.g., “personal data” or “personally identifiable information”) provided by applicable Law, or by the Company or any of its Subsidiaries in any of their respective privacy policies, notices or contracts, all information that identifies, could be used to identify or is otherwise associated with an individual person.

“Policies” has the meaning specified in Section 5.17.

“Prior Acquiror Counsel” has the meaning specified in Section 13.17(a).

“Prior Company Counsel” has the meaning specified in Section 13.17(a).

“Privacy Laws” means any and all applicable Laws, legal requirements and self-regulatory guidelines (including of any applicable foreign jurisdiction) relating to the receipt, collection, compilation, use, storage, processing, sharing, safeguarding, security (both technical and physical), disposal, destruction, disclosure or transfer (including cross-border) of Personal Information, including California Consumer Privacy Act (CCPA), and Payment Card Industry Data Security Standard (PCI-DSS), and any and all applicable Laws relating to breach notification in connection with Personal Information.

“Pro Model Financial Statements” has the meaning set forth in Section 5.08(a).

“Proxy Clearance Date” has the meaning specified in Section 10.02(a)(i).

“Proxy Statement” has the meaning specified in Section 10.02(a)(i).

“Reference Date” means June 20, 2020.

“Registered Intellectual Property” has the meaning specified in Section 5.21(a).

“Regulatory Consent Authorities” means the Antitrust Division of the United States Department of Justice or the United States Federal Trade Commission, as applicable.

“Related Parties” has the meaning specified in Section 5.25.

“Representative” means, as to any Person, any of the officers, directors, managers, employees, counsel, accountants, financial advisors, agents, consultants and other representatives of such Person.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, as amended.

“Schedules” means, as applicable, the disclosure schedules of (a) the Company and its Subsidiaries or (b) the Acquiror.

“SEC” means the United States Securities and Exchange Commission.

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“Second Certificate of Merger” has the meaning specified in Section 2.02.

“Second Effective Time” has the meaning specified in Section 2.02.

“Second Merger” has the meaning specified in the Recitals hereto.

“SEC Reports” has the meaning specified in Section 6.08(a).

“Securities Act” means the Securities Act of 1933, as amended.

“Securities Laws” means the securities Laws of any state, federal or foreign entity and the rules and regulations promulgated thereunder.

“Seller Group” has the meaning specified in Section 13.17(a).

“Software” means any and all (a) computer programs, including any and all software implementation of algorithms, models and methodologies, whether in source code, object code, human readable form or other form, (b) databases and compilations, including any and all data and collections of data, whether machine readable or otherwise, (c) descriptions, flow charts and other work products used to design, plan, organize and develop any of the foregoing, screens, user interfaces, report formats, firmware, development tools, templates, menus, buttons and icons, and (d) all documentation including user manuals and other training documentation relating to any of the foregoing.

“Special Meeting” has the meaning specified in Section 10.02(b).

“Specified Representations” has the meaning specified in Section 11.02(a)(i).

“Sponsor” means GigAcquisition4, LLC, a Delaware limited liability company.

“Sponsor Agreement” means that certain Sponsor Agreement, dated as of the date hereof, by and between Acquiror and Sponsor, as amended from time to time.

“Subsidiary” means, with respect to a Person, any corporation or other organization (including a limited liability company or a partnership), whether incorporated or unincorporated, of which such Person directly or indirectly owns or controls a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization, or any organization of which such Person or any of its Subsidiaries is, directly or indirectly, a general partner or managing member.

“Surviving Provisions” has the meaning specified in Section 12.02.

“Tax” means any federal, state, provincial, territorial, local, foreign and other net income tax, alternative or add-on minimum tax, franchise tax, gross income, adjusted gross income or gross receipts tax, employment related tax (including employee withholding or employer payroll tax), ad valorem, transfer, franchise, license, excise, severance, stamp, occupation, premium, personal property, real property, capital stock, profits, disability, registration, value added, estimated, customs duties, and sales or use tax, or other tax or like assessment or charge of any kind whatsoever in the nature of a tax, together with any interest, penalty, addition to tax or additional amount imposed with respect thereto by a Governmental Authority.

“Tax Return” means any return, report, statement, refund, claim, declaration, information return, statement, estimate or other document filed or required to be filed with a Governmental Authority in respect of Taxes, including any schedule or attachment thereto and including any amendments thereof.

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“Terminating Acquiror Breach” has the meaning specified in Section 12.01(c).

“Terminating Company Breach” has the meaning specified in Section 12.01(b).

“Termination Date” has the meaning specified in Section 12.01(b).

“Transaction Agreements” shall mean this Agreement, the Investor Rights Agreement, the Sponsor Agreement, the Voting and Support Agreement, the Note Subscription Agreements, the Indenture, the Acquiror Charter, the Acquiror Bylaws, the Confidentiality Agreement and all the other written agreements, documents, instruments and certificates entered into in connection herewith or therewith or required to be delivered hereunder or thereunder and any and all exhibits and schedules hereto or thereto.

“Transactions” means the transactions contemplated by this Agreement, including the Mergers.

“Treasury Regulations” means the regulations promulgated under the Code.

“Trust Account” has the meaning specified in Section 6.06(a).

“Trust Agreement” has the meaning specified in Section 6.06(a).

“Trustee” has the meaning specified in Section 6.06(a).

“Ultimate Surviving Corporation” has the meaning specified in the Recitals hereto.

“Voting and Support Agreement” has the meaning specified in the Recitals hereto.

“Waived 280G Benefits” has the meaning specified in Section 8.06.

“Warrant Agreement” means that certain Warrant Agreement, dated as of February 8, 2021, between Acquiror and Continental Stock Transfer & Trust Company, a New York corporation.

Section 1.02 Construction.

(a) Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender, (ii) words using the singular or plural number also include the plural or singular number, respectively, (iii) the terms “hereof,” “herein,” “hereby,” “hereto” and derivative or similar words refer to this entire Agreement, (iv) the terms “Article”, “Section”, “Schedule”, “Exhibit” and “Annex” refer to the specified Article, Section, Schedule, Exhibit or Annex of or to this Agreement unless otherwise specified, (v) the word “including” shall mean “including without limitation,” (vi) the word “or” shall be disjunctive but not exclusive, and (vii) the phrase “to the extent” means the degree to which a thing extends (rather than if).

(b) When used herein, “ordinary course of business” means an action taken, or omitted to be taken, in the ordinary and usual course of the Company’s and its Subsidiaries’ business, consistent with past practice (including, for the avoidance of doubt, recent past practice in light of COVID-19).

(c) Unless the context of this Agreement otherwise requires, references to agreements and other documents shall be deemed to include all subsequent amendments and other modifications thereto.

(d) Unless the context of this Agreement otherwise requires, references to statutes shall include all regulations promulgated thereunder and references to statutes or regulations shall be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation.

(e) The language used in this Agreement shall be deemed to be the language chosen by the Parties to express their mutual intent and no rule of strict construction shall be applied against any Party.

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(f) Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified. If any action is to be taken or given on or by a particular calendar day, and such calendar day is not a Business Day, then such action may be deferred until the next Business Day.

(g) All accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP.

(h) The phrases “provided to,” “furnished to,” “made available,” “delivered to” and phrases of similar import when used herein, unless the context otherwise requires, means that a copy of the information or material referred to has been provided no later than 9:00 a.m. Eastern Time on the day immediately prior to the date of this Agreement to the Party to which such information or material is to be provided or furnished in the virtual “data room” set up by the Company in connection with this Agreement.

Section 1.03 Knowledge. As used herein, the phrase “to the knowledge” shall mean the actual knowledge of (a) in the case of the Company, the individuals set forth on Schedule 1.03(a) and (b) in the case of the Acquiror Parties, the individuals set forth on Schedule 1.03(b).

Section 1.04 Equitable Adjustments. If, between the date of this Agreement and the Closing, the outstanding Company Units or shares of Acquiror Common Stock shall have been changed into a different number of units or shares, as applicable, or a different class, by reason of any dividend on, or subdivision, reclassification, reorganization, recapitalization, split, combination or exchange of, units or shares, as applicable, or any similar event shall have occurred, or if there shall have been any breach by Acquiror of any representation, warranty, covenant or agreement with respect to its shares of Acquiror Common Stock (or any Acquiror Warrants) or rights to acquire Acquiror Common Stock (or any Acquiror Warrants), then any number, value (including dollar value) or amount contained herein which is based upon the number of Company Units or shares of Acquiror Common Stock, as applicable, will be appropriately adjusted to provide to the holder of Company Units or the holders of Acquiror Common Stock, as applicable, the same economic effect as contemplated by this Agreement prior to such event; provided however that this Section 1.04 shall not be construed to permit Acquiror, the Company, or Merger Sub to take any action with respect to their respective securities that is prohibited by the terms and conditions of this Agreement.

ARTICLE II

THE MERGERS

Section 2.01 The Mergers.

(a) At the First Effective Time, on the terms and subject to the conditions set forth herein and in accordance with the applicable provisions of the DGCL and the DLLCA, Merger Sub and the Company shall consummate the First Merger, pursuant to which Merger Sub shall be merged with and into the Company, following which the separate corporate existence of Merger Sub shall cease and the Company shall continue as the Initial Surviving Company after the First Merger and as a direct, wholly owned subsidiary of Acquiror (provided that references to the Company for periods after the First Effective Time until the Second Effective Time shall include the Initial Surviving Company).

(b) At the Second Effective Time, on the terms and subject to the conditions set forth herein and in accordance with the applicable provisions of the DGCL and the DLLCA, the Initial Surviving Company shall be merged with and into Acquiror, following which the separate corporate existence of the Initial Surviving Company shall cease and Acquiror shall continue as the Ultimate Surviving Corporation after the Second Merger (provided that references to Acquiror for periods after the Second Effective Time shall include the Ultimate Surviving Corporation).

Section 2.02 Effective Times. On the terms and subject to the conditions set forth herein, on the Closing Date, the Company and Merger Sub shall cause the First Merger to be consummated by filing the certificate of

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merger in substantially the form of Exhibit E attached hereto (the “First Certificate of Merger”) with the Secretary of State of the State of Delaware in accordance with the applicable provisions of the DGCL and the DLLCA (the time of such filing, or such later time as may be agreed in writing by the Company and Acquiror and specified in the First Certificate of Merger, being the “First Effective Time”). As soon as practicable following the First Effective Time and in any case on the same day as the First Effective Time, the Initial Surviving Company and Acquiror shall cause the Second Merger to be consummated by filing the certificate of merger in substantially the form of Exhibit F attached hereto (the “Second Certificate of Merger”) with the Secretary of State of the State of Delaware, in accordance with the applicable provisions of the DGCL and the DLLCA (the time of such filing, or such later time as may be agreed in writing by the Company and Acquiror and specified in the Second Certificate of Merger, being the “Second Effective Time”).

Section 2.03 Effect of the Mergers.

(a) At the First Effective Time, the effect of the First Merger shall be as provided in this Agreement, in the First Certificate of Merger and in the applicable provisions of the DGCL and the DLLCA. Without limiting the generality of the foregoing, and subject thereto, at the First Effective Time, all the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of Merger Sub and the Company shall become the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of the Initial Surviving Company, which shall include the assumption by the Initial Surviving Company of any and all agreements, covenants, duties and obligations of Merger Sub and the Company set forth in this Agreement to be performed after the First Effective Time.

(b) At the Second Effective Time, the effect of the Second Merger shall be as provided in this Agreement, in the Second Certificate of Merger and in the applicable provisions of the DGCL and the DLLCA. Without limiting the generality of the foregoing, and subject thereto, at the Second Effective Time, all the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of Acquiror and the Initial Surviving Company shall become the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of the Ultimate Surviving Corporation, which shall include the assumption by the Ultimate Surviving Corporation of any and all agreements, covenants, duties and obligations of the Ultimate Surviving Corporation and the Initial Surviving Company set forth in this Agreement to be performed after the Second Effective Time.

(c) The provisions of this Agreement relating exclusively to the First Merger and exclusively to the Second Merger, respectively, constitute separate respective agreements and plans of merger for purposes of the DCCL and the DLLCA.

Section 2.04 Governing Documents. Subject to Section 9.02, at the First Effective Time, the certificate of formation and limited liability company agreement of the Company shall be the certificate of formation and limited liability company agreement of the Initial Surviving Company until thereafter amended in accordance with its terms and as provided by applicable Law. Subject to Section 9.02, at the Second Effective Time, the Acquiror Charter and the Acquiror Bylaws shall be the certificate of incorporation and bylaws of the Ultimate Surviving Corporation until thereafter amended in accordance with its terms and as provided by applicable Law, except that the name of the Ultimate Surviving Corporation shall be “BigBear.ai Holdings, Inc.”

Section 2.05 Directors/Managers and Officers of the Initial Surviving Company and the Ultimate Surviving Corporation. Immediately after the First Effective Time, the board of managers and officers of the Initial Surviving Company shall be as set forth on Schedule 2.05(a), each to hold office in accordance with the limited liability company agreement of the Initial Surviving Company. Immediately after the Second Effective Time, the board of directors and officers of the Ultimate Surviving Corporation shall be as set forth on Schedule 2.05(b), each to hold office in accordance with the Acquiror Charter and the Acquiror Bylaws, and, as applicable, the Investor Rights Agreement.

Section 2.06 Further Assurances. If, at any time after the First Effective Time or the Second Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Initial

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Surviving Company following the First Merger and the Ultimate Surviving Corporation following the Second Merger with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Company, Merger Sub and Acquiror, the applicable directors, officers, members and managers of the Company, Merger Sub and Acquiror (or their designees) are fully authorized in the name of their respective corporations/companies or otherwise to take, and will, at the request of any other Party, take or perform all such lawful and reasonably necessary action, so long as such action is not inconsistent with this Agreement.

ARTICLE III

MERGER CONSIDERATION; CONVERSION OF SECURITIES

Section 3.01 Aggregate Merger Consideration. The total consideration to be paid to Holdings in respect of the First Merger shall equal the Aggregate Merger Consideration. The Aggregate Merger Consideration shall be paid to Holdings at the Closing in the form of the Equity Merger Consideration and the Cash Merger Consideration.

Section 3.02 Effect of First Merger on Company Units. On the terms and subject to the conditions set forth herein, at the First Effective Time, by virtue of the First Merger and without any further action on the part of any Party or the holders of any securities of Acquiror, the following shall occur:

(a) The Company Units issued and outstanding immediately prior to the First Effective Time (other than Excluded Company Units) will be cancelled and automatically deemed for all purposes to represent the right to receive, in the aggregate, (i) in book entry, the Equity Merger Consideration, and (ii) the Cash Merger Consideration, in each case without interest and otherwise in accordance with the terms of this Agreement.

(b) From and after the First Effective Time, Holdings shall cease to have any other rights in and to the Company, the Initial Surviving Company or the Ultimate Surviving Corporation; provided that each Company Unit (other than Excluded Units) shall thereafter represent the right to receive the applicable portion of the Aggregate Merger Consideration as set forth in Section 3.02(a). At the First Effective Time, the limited liability company interests transfer books of the Company shall be closed, and no transfer of the Company Units shall be made thereafter.

(c) Each issued and outstanding share of common stock of Merger Sub shall be converted into and become one validly issued and fully paid unit of limited liability company interest of the Initial Surviving Company, which shall constitute the only outstanding limited liability company interests of the Initial Surviving Company. From and after the First Effective Time, all certificates representing the common stock of Merger Sub shall be null and void and cancelled by the Initial Surviving Company.

(d) Each Company Unit held in the Company’s treasury or owned by Acquiror, Merger Sub or the Company immediately prior to the First Effective Time, if any (each, an “Excluded Company Unit”), shall be cancelled and no consideration shall be paid or payable with respect thereto.

Section 3.03 Effect of Second Merger on Units of Initial Surviving Company. On the terms and subject to the conditions set forth herein, at the Second Effective Time, by virtue of the Second Merger and without any action on the part of any Party or the holders of any securities of Acquiror or the Initial Surviving Company (a) each unit of limited liability company interest of the Initial Surviving Company issued and outstanding immediately prior to the Second Effective Time shall be cancelled and shall cease to exist without any conversion thereof or payment therefor; and (b) the capital stock of Acquiror outstanding immediately prior to the Second Effective Time shall remain outstanding as the capital stock of the Ultimate Surviving Corporation, which, collectively with the Acquiror Warrants and the Notes, shall constitute one hundred percent (100%) of the outstanding equity securities of the Ultimate Surviving Corporation immediately after the Second Effective Time.

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Section 3.04 Withholding Rights. Notwithstanding anything in this Agreement to the contrary, Acquiror, Merger Sub, the Company, the Initial Surviving Company, the Ultimate Surviving Corporation and their respective Affiliates shall be entitled to deduct and withhold from amounts otherwise payable pursuant to this Agreement, any amount required to be deducted and withheld with respect to the making of such payment under applicable Law; provided that, if Acquiror, Merger Sub, or any of their respective Affiliates, or any party acting on their behalf reasonably determines that any payment to Holdings hereunder is subject to deduction or withholding, then Acquiror shall, prior to the making of such deduction or withholding, (i) provide notice to Holdings as soon as reasonably practicable after such determination, and (ii) cooperate with Holdings to reduce or eliminate any such deduction or withholding to the extent permitted by applicable Law. To the extent that amounts are so withheld and paid over to the appropriate Governmental Authority, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made. Any amounts so withheld shall be timely remitted to the applicable Governmental Authority. Acquiror acknowledges and agrees that no withholding is required under applicable U.S. federal income Tax Law as in effect as of the date hereof (other than with respect to compensatory payments or any deduction or withholding required by reason of Holdings’ failure to timely provide a Form W-9) with respect to any amounts payable by Acquiror to Holdings under this Agreement.

ARTICLE IV

CLOSING TRANSACTIONS

Section 4.01 Closing. On the terms and subject to the conditions set forth in this Agreement, the closing of the Transactions (the “Closing”) shall take place (a) electronically by the mutual exchange of electronic signatures (including portable document format (.PDF)) commencing as promptly as practicable (and in any event no later than 8:00 a.m. Eastern Time on the third (3rd) Business Day) following the satisfaction or (to the extent permitted by applicable Law) waiver of the conditions set forth in ARTICLE XI (other than those conditions that by their terms or nature are to be satisfied at the Closing; provided that such conditions are satisfied or (to the extent permitted by applicable Law) waived at the Closing), or (b) at such other place, time or date as Acquiror and the Company may mutually agree in writing. The date on which the Closing shall occur is referred to herein as the “Closing Date.”

Section 4.02 Acquiror Closing Statement(a) . At least five (5) Business Days prior to the Special Meeting and in any event not earlier than the time that holders of Acquiror Common Stock may no longer elect redemption in accordance with the Acquiror Stockholder Redemption, Acquiror shall prepare and deliver to the Company a statement (the “Acquiror Closing Statement”) setting forth in good faith: (i) the aggregate amount of cash in the Trust Account (prior to giving effect to the Acquiror Stockholder Redemption), the Note Financing proceeds received and expected to be received by Acquiror prior to the Closing pursuant to the Note Subscription Agreements, and the proceeds received and expected to be received by Acquiror prior to the Closing pursuant to any private placement of shares of Acquiror Common Stock to be consummated immediately prior to the Closing; (ii) the aggregate amount of all payments required to be made in connection with the Acquiror Stockholder Redemption; (iii) the Available Closing Acquiror Cash resulting therefrom; (iv) the number of shares of Acquiror Common Stock to be outstanding as of the Closing after giving effect to the Acquiror Stockholder Redemption; and (v) the number of shares of Acquiror Common Stock that may be issued upon the exercise of all Acquiror Warrants issued and outstanding as of the Closing and the exercise prices therefor, in each case, including reasonable supporting detail therefor. The Acquiror Closing Statement and each component thereof shall be prepared and calculated in accordance with the definitions contained in this Agreement. From and after delivery of the Acquiror Closing Statement until the Closing, Acquiror shall (A) reasonably cooperate with and provide the Company and its Representatives with reasonable access at all reasonable times during normal business hours and upon reasonable prior notice to the books and records of Acquiror and its Subsidiaries and to senior management personnel of Acquiror and its Subsidiaries, in each case, to the extent reasonably requested by the Company or any of its Representatives and within Acquiror’s or its Representatives’ possession or control in connection with their review of the Acquiror Closing Statement and the components thereof and

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(B) consider in good faith any comments to the Acquiror Closing Statement provided by the Company, which comments the Company shall deliver to Acquiror no less than two (2) Business Days prior to the Closing Date, and Acquiror shall revise such Acquiror Closing Statement to incorporate any changes Acquiror determines are necessary or appropriate given such comments.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth in the Schedules to this Agreement dated as of the date of this Agreement (each of which qualifies (a) the correspondingly numbered representation, warranty or covenant if specified therein and (b) such other representations, warranties or covenants where its relevance as an exception to (or disclosure for purposes of) such other representation, warranty or covenant is reasonably apparent), the Company represents and warrants to Acquiror as follows:

Section 5.01 Corporate Organization of the Company. The Company has been duly formed, is validly existing as a limited liability company and is in good standing under the Laws of the State of Delaware and has the limited liability company power and authority to own, operate and lease its properties, rights and assets and to conduct its business as it is now being conducted, except where such failure to be in good standing or to have such limited liability company power and authority would not constitute a Material Adverse Effect. The copies of the certificate of formation of the Company certified by the Secretary of the State of Delaware and the limited liability company agreement of the Company, as in effect on the date hereof, previously made available by the Company to Acquiror (i) are true, correct and complete, (ii) are in full force and effect as of the date hereof, and (iii) have not been amended as of the date hereof. The Company is duly licensed or qualified and in good standing as a foreign entity in each jurisdiction in which the ownership of its property or the character of its activities is such as to require it to be so licensed or qualified, except where failure to be so licensed or qualified would not constitute a Material Adverse Effect. The Company is not in violation of any of the provisions of its certificate of formation or limited liability company agreement in any material respect. The Company was formed solely for the purpose of owning the equity interests of BigBear.ai Intermediate Holdings, LLC (“BigBear Intermediate”). The Company has not conducted any business with any third parties prior to the date hereof and has no assets, liabilities or obligations of any nature other than those incident to its formation and its and its Subsidiaries’ capitalization and pursuant to this Agreement and any Transaction Agreement to which it is a party, as applicable, and the other transactions contemplated by this Agreement and such Transaction Agreements, as applicable.

Section 5.02 Subsidiaries. The Subsidiaries of the Company as of the date of this Agreement are set forth on Schedule 5.02. The Subsidiaries of the Company have been duly formed or organized, are validly existing under the laws of their jurisdiction of incorporation or organization and have all corporate (or equivalent) power and authority to own, operate and lease their properties, rights and assets and to conduct their business as it is now being conducted, except where such failure to have such corporate (or equivalent) power and authority would not constitute a Material Adverse Effect. Each Subsidiary of the Company is duly licensed or qualified and in good standing as a foreign or extra-provincial corporation (or other entity, if applicable) in each jurisdiction in which its ownership of property or the character of its activities is such as to require it to be in good standing or so licensed or qualified, except where the failure to be in good standing or so licensed or qualified would not constitute a Material Adverse Effect. The respective jurisdiction of incorporation or organization of each Subsidiary of the Company is identified on Schedule 5.02.

Section 5.03 Due Authorization. The Company has the requisite limited liability company power and authority to execute and deliver this Agreement and each Transaction Agreement to which it is a party and (subject to the approvals described in Section 5.05) to perform all obligations to be performed by it hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and such Transaction Agreements and the consummation of the transactions

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contemplated hereby and thereby have been duly authorized by the board of managers of the Company and Holdings, in its capacity as sole member of the Company, has by its execution and delivery hereof delivered the Company Member Approval, and no other limited liability company proceeding on the part of the Company is necessary to authorize this Agreement or such Transaction Agreements or the Company’s performance hereunder or thereunder. This Agreement has been, and each such Transaction Agreement (when executed and delivered by the Company) will be, duly and validly executed and delivered by the Company and, assuming due and valid authorization, execution and delivery by each other party hereto and thereto, this Agreement constitutes, and each such Transaction Agreement will constitute, a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting or relating to creditors’ rights generally and subject, as to enforceability, to general principles of equity, whether such enforceability is considered in a proceeding in equity or at Law (the “Enforceability Exceptions”).

Section 5.04 No Conflict. Subject to the receipt of the consents, approvals, authorizations and other requirements set forth in Schedule 5.05, the execution, delivery and performance of this Agreement and each Transaction Agreement to which it is party by the Company and the consummation of the transactions contemplated hereby and thereby do not and will not (a) conflict with or violate any provision of, or result in the breach of or default under, the certificate of formation, limited liability company agreement or other equivalent organizational documents of the Company or any Subsidiary of the Company, (b) violate any provision of, or result in the breach of or default by the Company under, or require any filing, registration or qualification under, any applicable Law, (c) require any consent, waiver or other action by any Person under, violate, or result in a breach of, constitute a default under, result in the acceleration, cancellation, termination or modification of, or create in any party the right to accelerate, terminate, cancel or modify, the terms, conditions or provisions of any Material Contract or Lease, including to any payment, posting of collateral (or right to require the posting of collateral), time of payment, vesting or increase in the amount of any compensation or benefit payable pursuant to the terms, conditions or provisions of any such Material Contract or Lease, (d) result in the creation of any Lien upon any of the properties, rights or assets of the Company or any of its Subsidiaries, (e) constitute an event which, after notice or lapse of time or both, would result in any such violation, breach, termination, acceleration, modification, cancellation or creation of a Lien, or (f) result in a violation or revocation of any license, permit or approval from any Governmental Authority or other Person, except, in each case of clauses (b)—(f), for such violations, conflicts, breaches, defaults, consents, waivers, Liens, events, terminations, accelerations, modifications, cancellations, revocations, disqualifications, other actions or failures to act that would not constitute a Material Adverse Effect.

Section 5.05 Governmental Authorities; Consents. Assuming the truth and completeness of the representations and warranties of the Acquiror Parties contained in this Agreement, no action by, notice to, consent, approval, waiver, permit or authorization of, or designation, declaration or filing with, any Governmental Authority is required on the part of the Company with respect to the Company’s execution, delivery and performance of this Agreement and the Transaction Agreements to which the Company is a party and the consummation of the Transactions, except for (i) applicable requirements of the HSR Act, (ii) the filing of the First Certificate of Merger in accordance with the DGCL and the DLLCA and the filing of the Second Certificate of Merger in accordance with the DGCL and the DLLCA, (iii) any actions, consents, approvals, permits or authorizations, designations, declarations or filings, the absence of which would not constitute a Material Adverse Effect, and (iv) as otherwise disclosed on Schedule 5.05.

Section 5.06 Current Capitalization.

(a) The Company is a wholly owned subsidiary of Holdings. As of the date hereof, the authorized limited liability company interests of the Company consist of 100 Company Units, all of which are issued and outstanding as of the date of this Agreement and owned by Holdings free and clear of any Liens (other than the restrictions under applicable Securities Laws and the Company’s limited liability company agreement) and free of any other restriction on the right to vote, sell or otherwise dispose of such ownership

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interests, and have not been issued in violation of preemptive or similar rights. The outstanding limited liability company interests or other equity interests of the Company have been duly authorized and validly issued and are fully paid. Except for the Company Units owned by Holdings, as of the date hereof, there are no Company Units or other equity interests of the Company authorized, reserved, issued or outstanding. The Company Units are uncertificated.

(b) As of the date hereof, there are (i) no subscriptions, calls, options, warrants, rights (including preemptive rights), puts or other securities convertible into or exchangeable or exercisable for Company Units or the equity interests of the Company, or any other Contracts to which the Company is a party or by which the Company is bound obligating the Company to issue or sell any shares of capital stock of, other equity interests in or debt securities of, the Company, and (ii) no equity equivalents, limited liability company interest appreciation rights, phantom units or similar rights in the Company. As of the date hereof, there are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any securities or equity interests of the Company. There are no outstanding bonds, debentures, notes or other indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matter for which the Company’s members may vote. Other than the Company’s limited liability company agreement, the Company is not party to any members agreement, voting agreement, proxies, registration rights agreement or other similar agreements relating to its equity interests.

Section 5.07 Capitalization of Subsidiaries. The outstanding limited liability interests or other equity interests of each of the Company’s Subsidiaries have been duly authorized and validly issued and are fully paid and, as applicable, nonassessable. All of the outstanding ownership interests in each Subsidiary of the Company are owned by the Company, directly or indirectly, free and clear of any Liens (other than the restrictions under applicable Securities Laws and Permitted Liens) and free of any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such ownership interests) and have not been issued in violation of preemptive or similar rights. There are no outstanding (a) securities of the Company or any of its Subsidiaries convertible into or exchangeable for ownership interests in any Subsidiary of the Company, (b) obligations, options, warrants or other rights (including preemptive rights), commitments or arrangements to acquire from the Company or any of its Subsidiaries, or other obligations or commitments of the Company or any of its Subsidiaries to issue, sell or otherwise transfer, any ownership interests in, or any securities convertible into or exchangeable for any ownership interests in, any Subsidiary of the Company, or (c) restricted units, limited liability company interests appreciation rights, performance units, contingent value rights, “phantom” units or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any ownership interests in, any Subsidiary of the Company (the items in clauses (a)-(c), in addition to all ownership interests of the Company’s Subsidiaries, being referred to collectively as the “Company Subsidiary Securities”). There are no (i) voting trusts, proxies, equityholders agreements or other similar agreements or understandings to which any Subsidiary of the Company is a party or by which any Subsidiary of the Company is bound with respect to the voting or transfer of any units of limited liability company interests of such Subsidiary, or (ii) obligations or commitments of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any of the Company Subsidiary Securities or make payments in respect of such units, including based on the value thereof, or to make any investment (in the form of a loan, capital contribution or otherwise) in any other Person. Except for the Company Subsidiary Securities, neither the Company nor any of its Subsidiaries owns any equity, ownership, profit, voting or similar interest in or any interest convertible, exchangeable or exercisable for, any equity, profit, voting or similar interest in, any Person. No units of limited liability company interests are held in treasury by any Subsidiary of the Company.

Section 5.08 Financial Statements.

(a) Attached as Schedule 5.08 hereto are true, correct, accurate and complete copies of (i) the unaudited combined balance sheet of the Company and its Subsidiaries as of December 31, 2020 (the “2020 Balance Sheet”), and the related unaudited combined statements of operations and the comprehensive income, members’ equity and cash flows for the period from May 22, 2020 to December 31, 2020 (the “BigBear

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Financial Statements”), (ii) the unaudited balance sheet of PCI Strategic Management, LLC (d/b/a BigBear.ai Cyber and Engineering, LLC) as of December 31, 2019, and the related unaudited statements of operations and the comprehensive income, members’ equity and cash flows for the year ended December 31, 2019 and for the periods from January 1, 2020 to October 22, 2020 (the “PCI Financial Statements”) (iii) the unaudited balance sheets of NuWave Solutions, L.L.C. (d/b/a BigBear.ai Analytics, LLC) as of December 31, 2019 and June 18, 2020, and the related unaudited statements of operations and the comprehensive income, members’ equity and cash flows for the year ended December 31, 2019 and for the period from January 1, 2020 to June 18, 2020 (the “NuWave Financial Statements”), (iv) the unaudited balance sheet of Open Solutions Group, LLC as of December 1, 2020, and the related unaudited statements of operations and the comprehensive income, members’ equity and cash flows for the period from January 1, 2020 to December 1, 2020 (the “Open Solutions Financial Statements”), and (v) the unaudited balance sheet of ProModel Government Solutions, Inc. as of December 20, 2020, and the related unaudited statements of operations and the comprehensive income, members’ equity and cash flows for the period from January 1, 2020 to December 20, 2020 (the “ProModel Financial Statements” and, together with the BigBear Financial Statements, the PCI Financial Statements, the NuWave Financial Statements, and the Open Solutions Financial Statements, the “Financial Statements”). The Financial Statements present fairly, in all material respects, the financial position, cash flows and results of operations of the Company and its Subsidiaries as of the dates and for the periods indicated in such Financial Statements. The Financial Statements were prepared in accordance with GAAP consistently applied throughout the periods covered thereby, except for the absence of or incomplete footnotes and open items listed on the cover page of the Financial Statements, the impact of which is not individually or in the aggregate material.

(b) The Company and its Subsidiaries have in place disclosure controls and procedures that are designed to reasonably ensure that material information relating to the Company and its Subsidiaries (including any fraud that involves management or other employees who have a significant role in the internal controls of the Company and its Subsidiaries) can be made known to the management of the Company and its Subsidiaries by others within the Company or any of its Subsidiaries who are aware of such information. The Company and its Subsidiaries maintain a system of internal accounting controls designed to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations in all material respects, (ii) transactions are in all material respects recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted in accordance in all material respects with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals so that appropriate action can be taken with respect to any differences.

(c) Since the Reference Date, (i) neither the Company nor any of its Subsidiaries nor, to the Company’s knowledge, any auditor, accountant or Representative of the Company or any of its Subsidiaries, has received or otherwise had or obtained knowledge of any complaint, allegation, assertion or claim, whether written or, to the knowledge of the Company, oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any of its Subsidiaries or their respective internal accounting controls which is material to the Company and its Subsidiaries taken as a whole, including any such complaint, allegation, assertion or claim that the Company or any of its Subsidiaries has engaged in fraudulent accounting or auditing practices and (ii) there have been no internal investigations regarding accounting or revenue recognition discussed with, reviewed by or initiated at the direction of the chief executive officer, chief financial officer, general counsel, the board of managers of the Company or any of its Subsidiaries or any committee thereof.

(d) To the knowledge of the Company, all accounts receivable of the Company and its Subsidiaries reflected in the 2020 Balance Sheet or arising after the date hereof are not subject to valid defenses, setoffs or counterclaims, other than credits, discounts, rebates and returns provided in the ordinary course of business and as otherwise accrued or reserved for in the Company’s and its Subsidiaries’ financial statements. Since the date of the 2020 Balance Sheet, neither the Company nor any of its Subsidiaries has

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modified or changed in any material respect its sales practices or methods, including the timing of collections.

(e) Since the date of the 2020 Balance Sheet, the Company and its Subsidiaries have not altered in any material respect their practices for the payment of accounts payable, including the timing of such payments.

(f) As of the date hereof, the consolidated Indebtedness of the Company and its Subsidiaries (net of all unrestricted cash and cash equivalents held by the Company and its Subsidiaries) does not exceed $115,000,000.

Section 5.09 Undisclosed Liabilities. As of the date of this Agreement, neither the Company nor any of its Subsidiaries has any liability, debt or obligation, whether accrued, contingent, absolute, determined, determinable or otherwise, required to be reflected or reserved for on a balance sheet prepared in accordance with GAAP, except for liabilities, debts or obligations (a) reflected or reserved for in the Financial Statements or disclosed in any notes thereto, (b) that have arisen since the date of the 2020 Balance Sheet in the ordinary course of business of the Company and its Subsidiaries, (c) arising under this Agreement or the performance by the Company of its obligations hereunder, including transaction expenses, (d) disclosed in the Schedules, or (e) that would not constitute a Material Adverse Effect.

Section 5.10 Litigation and Proceedings. There is no material Action pending or threatened in writing or, to the knowledge of the Company, orally against the Company or any of its Subsidiaries or any of their properties, rights or assets which would reasonably be expected to be material to the Company and its Subsidiaries taken as a whole, or which in any manner challenges or seeks to prevent, enjoin, alter or delay the transactions contemplated hereby or by any other Transaction Agreement. There is no Governmental Order imposed upon, threatened in writing or, to the knowledge of the Company, threatened orally against the Company or any of its Subsidiaries or any of their properties, rights or assets that would reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole. There is no unsatisfied judgment or any open injunction binding upon the Company or its Subsidiaries which would, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Company to enter into and perform its obligations under this Agreement.

Section 5.11 Compliance with Laws.

(a) The Company and its Subsidiaries (and any predecessor thereof) are, and since the Reference Date have been, in compliance with all applicable Laws and Governmental Orders in all material respects (except with respect to Tax Laws which are exclusively the subject of Section 5.16). Since the Reference Date, neither the Company nor any of its Subsidiaries (nor any predecessor thereof) has received any written notice of any material violations of applicable Laws, Governmental Orders or Permits, and to the knowledge of the Company, no charge, claim, assertion or Action of any material violation of any Law, Governmental Order or material Permit by the Company or any of its Subsidiaries (or any predecessor thereof) is currently threatened against the Company or any of its Subsidiaries (or any predecessor thereof) in writing or, to the knowledge of the Company, orally. To the knowledge of the Company, as of the date hereof (i) no material investigation or review by any Governmental Authority with respect to the Company or any of its Subsidiaries (or any predecessor thereof) is pending, threatened in writing or, to the knowledge of the Company, threatened orally, and to the knowledge of the Company, no such investigations have been conducted by any Governmental Authority since the Reference Date.

(b) Since the Reference Date, none of (i) the Company, (ii) any Subsidiary of the Company or (iii) to the knowledge of the Company, any director, officer, employee, agent or representative of the Company or any Subsidiary of the Company (or any predecessor thereof) has offered, authorized, promised, provided, paid or received, directly or knowingly indirectly, on behalf of the Company or any Subsidiary of the Company (or any predecessor thereof) or in connection with the business of the Company, any Subsidiary of the Company, or any predecessor thereof, any bribes, kickbacks, or other similar payments or things of

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value in connection with obtaining or retaining business or to secure an improper business advantage to or from any Person, in each case, in violation of the U.S. Foreign Corrupt Practices Act, 15 U.S.C. 78dd et seq. (the “FCPA”) in any material respect; nor have any of them, directly or indirectly, committed any material violation of the FCPA.

(c) Since the Reference Date, neither the United States Government nor any other Governmental Authority has notified the Company or any Subsidiary of the Company (or any predecessor thereof) in writing or, to the knowledge of the Company orally, of any actual or alleged material violation or material breach of the FCPA. Neither the Company nor any Subsidiary of the Company (nor any predecessor thereof) has, since the Reference Date received any written notice that it is under any administrative, civil or criminal investigation or indictment, and none of them are party to any Action involving alleged false statements, false claims or other improprieties relating to compliance with the FCPA by the Company, any Subsidiary of the Company, or any predecessor thereof.

(d) To the knowledge of the Company, no employee of the Company or any of its Subsidiaries has provided or is providing information to any law enforcement agency regarding the commission or possible commission of any crime or the violation or possible violation of any applicable Law, in each case, involving the Company or its Subsidiaries. None of the Company, any Subsidiary of the Company or, to the knowledge of the Company, any officer, employee, contractor, subcontractor or agent of the Company or any of its Subsidiaries, has discharged, demoted, suspended, threatened, harassed or in any other manner discriminated against an employee of the Company or any of its Subsidiaries in the terms and conditions of employment because of any act of such employee described in 18 U.S.C. sec. 1514A(a).

Section 5.12 Export Controls and Sanctions. The Company and its Subsidiaries are, and since the Reference Date have been, in material compliance with all applicable U.S. export control, economic sanctions, trade embargoes, import, and anti-boycott Laws, including the U.S. Export Administration Regulations (the “EAR,” 15 C.F.R. Part 730 et seq.), the International Traffic in Arms Regulations (the “ITAR,” 22 C.F.R. Part 120 et seq.), and the U.S. economic sanctions administered by the Office of Foreign Assets Control (“OFAC,” 31 C.F.R. Part 500 et seq.) (collectively, “Export Control Laws”). Except as authorized by an applicable governmental license, license exception, Permit or other applicable authorization of a Governmental Authority, since the Reference Date the Company has not, to the knowledge of the Company, directly or knowingly indirectly:

(a) exported, reexported, transferred, or brokered the sale, export, re-export or transfer of any goods, Software, services, technology, or technical data for any end-use or to any destination for which a license or other authorization is required under the Export Control Laws but was not obtained;

(b) exported, reexported, transferred, or brokered the sale, export, reexport or transfer of any goods, Software, services, technology, or technical data to any Person identified on any sanctions- or export control-related restricted party lists maintained by the U.S. Government, including the Specially Designated Nationals and Blocked Persons List, and Foreign Sanctions Evaders List, maintained by OFAC; and the Denied Persons List, Entity List, Unverified List or Military End User List, maintained by the U.S. Department of Commerce’s Bureau of Industry and Security; or

(c) received from any Governmental Authority any written notice, inquiry, or allegation, or made any voluntary or involuntary disclosure to a Governmental Authority, in each case concerning any suspected, actual or alleged violation of Export Control Laws.

Section 5.13 Contracts; No Defaults.

(a) Schedule 5.13(a) contains a true and complete listing of all Contracts (other than purchase orders) described in the following clauses (i) through (xiii) of this Section 5.13(a) to which, as of the date of this Agreement, the Company or any of its Subsidiaries is a party other than Company Benefit Plans (collectively, the “Material Contracts”):

(i) each Contract (including any Government Contract) (A) that involves, or the Company reasonably anticipates will involve, aggregate payments or consideration furnished (x) by the Company or by any

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of its Subsidiaries of more than $5,000,000 or (y) to the Company or to any of its Subsidiaries of more than $5,000,000, in each case, over any twelve (12) month period or (B) with any of the Material Customers or Material Suppliers;

(ii) each Contract that is a definitive purchase and sale or similar agreement for the acquisition of any Person or any business unit thereof or the disposition of any material assets of the Company or any of its Subsidiaries since the Reference Date, in each case, involving payments in excess of $500,000 other than Contracts in which the applicable acquisition or disposition has been consummated and there are no material obligations ongoing;

(iii) each Contract with outstanding obligations that provides for the sale or purchase of personal property, fixed assets or real property and involves aggregate payments in excess of $500,000 in any twelve (12) month period, other than sales or purchase agreements in the ordinary course of business and sales of obsolete equipment;

(iv) each joint venture Contract, partnership agreement, limited liability company agreement or similar Contract (other than (x) Contracts solely between Subsidiaries of the Company and (y) teaming agreements entered into in the ordinary course of business) that is material to the business of the Company and its Subsidiaries taken as a whole;

(v) each Contract requiring capital expenditures after the date of this Agreement in an amount in excess of $100,000 in the aggregate;

(vi) each Contract expressly prohibiting, limiting or restricting, or purporting to prohibit, limit or restrict, in any material respect the ability of the Company or any of its Subsidiaries to engage in any business, to operate in any geographical area or to compete with any Person;

(vii) each material license or other material agreement with respect to any item of Intellectual Property (excluding non-exclusive licenses granted to customers, suppliers and vendors in the ordinary course of business, and licenses granted to the Company or its Subsidiaries in respect of click-wrap, shrink-wrap and commercially available “off-the-shelf software” with annual aggregate fees of less than $250,000);

(viii) each (A) employee collective bargaining Contract, or (B) any management or employment Contract (excluding any at-will employment Contract that does not contain any severance or change of control provisions) and all contracts with consultants and independent contractors providing for annual compensation in excess of $200,000 and that cannot be terminated with less than thirty (30) days’ prior notice;

(ix) each sales commission or brokerage Contract that involves annual payments in excess of $200,000 or is not cancellable on thirty (30) calendar days’ notice without payment or penalty;

(x) each power of attorney or Contract that could result in any Person holding a power of attorney from the Company or any of its Subsidiaries;

(xi) each mortgage, indenture, note, installment obligation or other instrument, agreement or arrangement for or relating to or securing any borrowing of money by or from the Company or any of its Subsidiaries in excess of $100,000;

(xii) any Contract that is a currency or interest hedging arrangement; and

(xiii) any commitment or arrangement to enter into any agreement of the type described in clauses (i) through (xii) of this Section 5.13(a).

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(b) True, correct and complete copies of the written Material Contracts have been delivered to or made available to Acquiror or its agents or Representatives, and correct and complete written summaries of the material terms of any oral Material Contracts have been delivered or made available to Acquiror prior to the date of this Agreement. Except for any Contract that has terminated or will terminate upon the expiration of the stated term thereof prior to the Closing Date and except as would not reasonably be expected to, individually or in the aggregate, result in a material liability to the Company and its Subsidiaries, taken as a whole, as of the date of this Agreement, all of the Contracts listed pursuant to Section 5.13(a) are (i) in full force and effect, and (ii) represent the legal, valid and binding obligations of the Company or one of its Subsidiaries party thereto and, to the knowledge of the Company, represent the legal, valid and binding obligations of the other parties thereto, in each case, subject to the Enforceability Exceptions. As of the date of this Agreement, except as would not reasonably be expected to result in, individually or in the aggregate, a material liability to the Company and its Subsidiaries, taken as a whole, (w) neither the Company, any of its Subsidiaries nor, to the knowledge of the Company, any other party thereto is or is alleged to be in material breach of or material default under any such Contract, (x) neither the Company nor any of its Subsidiaries has received any written claim or notice of material breach of or material default under any such Contract, (y) to the knowledge of the Company, no event has occurred which individually or together with other events, would reasonably be expected to result in a material breach of or a material default under any such Contract (in each case, with or without notice or lapse of time or both), and (z) no party to any such Contract that is a customer of or supplier to the Company or any of its Subsidiaries has, within the past twelve (12) months, canceled, reduced or terminated its business with, or threatened in writing or, to the knowledge of the Company, orally to cancel, reduce or terminate its business with, the Company or any of its Subsidiaries, except as would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.

Section 5.14 Company Benefit Plans.

(a) Schedule 5.14(a) sets forth a true and complete list of each material “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (including “multiemployer plans” as defined in Section 3(37) of ERISA), and any material stock purchase, stock option, severance, employment (other than offer letters that do not provide severance benefits or notice periods in excess of thirty (30) days upon termination of the employment relationship), individual consulting, retention, change-in-control, fringe benefit, collective bargaining, bonus, incentive, deferred compensation, employee loan and all other employee benefit plans, agreements, programs, policies or other arrangements, whether or not subject to ERISA, which are contributed to, sponsored by or maintained by the Company, an ERISA Affiliate, or any of their respective Subsidiaries for the benefit of any current or former employee, officer, director or consultant of the Company, an ERISA Affiliate or their respective Subsidiaries (the “Company Employees”) (each a “Company Benefit Plan”).

(b) With respect to each material Company Benefit Plan set forth on Schedule 5.14(a), the Company has delivered or made available to Acquiror copies of (i) each Company Benefit Plan and any trust agreement or other funding instrument relating to such plan, (ii) the most recent summary plan description, if any, required under ERISA with respect to such Company Benefit Plan, (iii) the most recent annual report on Form 5500 and all attachments with respect to each Company Benefit Plan (if applicable), (iv) the most recent actuarial valuation (if applicable) relating to such Company Benefit Plan, (v) the most recent determination or opinion letter, if any, issued by the Internal Revenue Service with respect to any Company Benefit Plan, and (vi) where the Company Benefit Plan has not been reduced to writing, a written summary of all material plan terms.

(c) Except as would not, individually or in the aggregate, be material to the Company and its Subsidiaries, taken as a whole, (i) each Company Benefit Plan and all related trusts, insurance contracts and funds have been administered in compliance with its terms and all applicable Laws, including ERISA and the Code, and (ii) all contributions required to be made with respect to any Company Benefit Plan on or before the date hereof have been made and all obligations in respect of each Company Benefit Plan as of the

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date hereof have been accrued and reflected in the Company’s financial statements to the extent required by GAAP.

(d) Each Company Benefit Plan which is intended to be qualified within the meaning of Section 401(a) of the Code (A) has received a favorable determination or opinion letter as to its qualification, or (B) has been established under a standardized master and prototype or volume submitter plan for which a current favorable Internal Revenue Service advisory letter or opinion letter has been obtained by the plan sponsor and is valid as to the adopting employer, and, to the knowledge of the Company, nothing has occurred, whether by action or failure to act, that could reasonably be expected to cause the loss of such qualification.

(e) Except as would not, individually or in the aggregate, be material to the Company and its Subsidiaries, taken as a whole, with respect to any Company Benefit Plan, no event has occurred and no condition exists that would subject the Company or its Subsidiaries, either directly or by reason of their affiliation with any ERISA Affiliate, to any Tax, fine, lien, penalty or other liability imposed by ERISA, the Code, the applicable requirements of the Patient Protection and Affordable Care Act of 2010, or other applicable Law. There are no Actions pending or, to the knowledge of the Company, threatened Actions, with respect to any Company Benefit Plan (other than claims for benefits in the ordinary course of business) or any administrator or fiduciary thereof, and to the knowledge of the Company, no fact or circumstance exists that would reasonably be expected to give rise to any such Action.

(f) Except as would not, individually or in the aggregate, be material to the Company and its Subsidiaries, taken as a whole, neither the Company nor any of its Subsidiaries has incurred any current or projected liability in respect of post-employment or post-retirement health, medical or life insurance benefits for current, former or retired employees of the Company or any of its Subsidiaries, except as required to avoid an excise tax under Section 4980B of the Code or otherwise except as may be required pursuant to any other applicable Law.

(g) The Company and its Subsidiaries have not sponsored, or were not required to contribute to, at any point during the six (6) year period prior to the date hereof, and do not have any liability with respect to (including any liability on account of any ERISA Affiliates) (i) a defined benefit plan, (ii) a multiemployer pension plan (as defined in Section 3(37) of ERISA or Section 4001(a)(3) of the Code) (a “Multiemployer Plan”) or other pension plan, in each case, that is subject to Section 302 or Title IV of ERISA or Section 412 or Section 4971 of the Code or (iii) any voluntary employees’ beneficiary association (within the meaning of Section 501(c)(9) of the Code).

(h) Except as would not, individually or in the aggregate, be material to the Company and its Subsidiaries, taken as a whole, each Company Benefit Plan that is a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code has at all times been administered, operated and maintained in material compliance with the requirements of Section 409A of the Code. The Company and its Subsidiaries have no obligation to make a “gross-up” or similar payment in respect of any Taxes that may become payable under Section 409A of the Code.

(i) Neither the execution and delivery of this Agreement by the Company nor the consummation of the Mergers will (whether alone or in connection with any subsequent event(s)) (i) result in the acceleration, vesting or creation of any rights of any director, officer or employee of the Company or its Subsidiaries to payments or benefits or increases in any payments or benefits (including any loan forgiveness) under any Company Benefit Plan or (ii) result in notice (or pay in lieu) or severance pay or any increase in notice (or pay in lieu) or severance pay upon any termination of employment.

(j) No amount or benefit that could be, or has been, received (whether in cash or property or the vesting of property or the cancellation of indebtedness) by any current or former employee, officer or director of the Company or any Subsidiary of the Company who is a “disqualified individual” within the meaning of Section 280G of the Code could reasonably be expected to be characterized as an “excess parachute payment” (as defined in Section 280G(b)(1) of the Code) as a result of the consummation of the Transactions. Neither the Company nor any of its Subsidiaries have any obligation to make a “gross-up” or similar payment in respect of any Taxes that may become payable under Section 4999 of the Code.

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Section 5.15 Labor Matters.

(a) As of the date of this Agreement, neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or similar agreements with a labor organization. None of the Company Employees are represented by any labor organization or works council with respect to their employment with the Company. As of the date of this Agreement, to the knowledge of the Company, there are no activities or proceedings of any labor organization to organize any of the Company Employees and as of the date of this Agreement, there is no, and since the Reference Date has been no, material labor dispute or strike, slowdown, concerted refusal to work overtime, or work stoppage against the Company, in each case, pending or, to the knowledge of the Company, threatened.

(b) Since the Reference Date, neither the Company nor any of its Subsidiaries has implemented any plant closings, mass layoffs or other reductions in force that would trigger notice obligations under the Worker Adjustment and Retraining Notification Act or any similar state, local or foreign Laws.

(c) Except as would not be material, individually or in the aggregate, to the Company and its Subsidiaries, taken as a whole, each of the Company and its Subsidiaries (i) is in compliance with all applicable Laws regarding employment and employment practices, including, without limitation, all laws respecting terms and conditions of employment, health and safety, employee classification, non-discrimination, harassment and retaliation, wages and hours, immigration, disability rights or benefits, equal opportunity, plant closures and layoffs, affirmative action, workers’ compensation, labor relations, employee leave issues, the proper classification of employees and independent contractors, the proper classification of exempt and non-exempt employees, and unemployment insurance, (ii) has not committed any unfair labor practice as defined by the National Labor Relations Board or received written notice of any unfair labor practice complaint against it pending before the National Labor Relations Board that remains unresolved, and (iii) since the Reference Date, has not experienced any actual or, to the knowledge of the Company, threatened labor arbitrations, material labor grievances, material labor disputes, strikes, lockouts, picketing, hand billing, concerted work slow-downs or work stoppages against the Company or its Subsidiaries.

(d) The Company and its Subsidiaries are not materially delinquent in payments to any employees or former employees for any services or amounts which have come due and owing to such individuals since the Reference Date.

(e) As of the date hereof, the Company has no knowledge that any current direct report to the CEO of the Company presently intends to terminate his or her employment prior to the one year anniversary of the date hereof.

(f) (i) The Company and its Subsidiaries have complied in all material respects and are in compliance in all material respects with, and have not received any written notices of material non-compliance or material violation or alleged material non-compliance or material violation with respect to, any applicable Law relating or pertaining to COVID-19 and (ii) the Company and its Subsidiaries have taken reasonable steps to minimize potential workplace exposure in light of COVID-19.

Section 5.16 Taxes.

(a) All material Tax Returns required by Law to be filed by the Company or its Subsidiaries have been filed (taking into account any validly obtained extensions of time within which to file), and all such Tax Returns are true, correct and complete in all material respects.

(b) All material amounts of Taxes due and owing by the Company and its Subsidiaries have been paid other than Taxes which are not yet due and payable or are being contested in good faith by appropriate proceedings and for which reserves have been established in accordance with GAAP, and since the date of the 2020 Balance Sheet, neither the Company nor any of its Subsidiaries have incurred any material Tax liability outside the ordinary course of business other than any Taxes resulting from the Transactions.

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(c) Each of the Company and its Subsidiaries has (i) withheld and deducted all material amounts of Taxes required to have been withheld or deducted by it in connection with amounts paid or owed to any employee, independent contractor, creditor, member or any other third party, (ii) remitted, or will remit on a timely basis, such amounts to the appropriate Governmental Authority; and (iii) complied in all material respects with applicable Law with respect to Tax withholding, including all reporting and record keeping requirements.

(d) Neither the Company nor any of its Subsidiaries is currently engaged in any material audit, administrative proceeding or judicial proceeding with respect to Taxes. Neither the Company nor any of its Subsidiaries has received any written notice from a Governmental Authority of a dispute or claim with respect to a material amount of Taxes, other than disputes or claims that have since been resolved, and no such claims have been threatened in writing or, to the knowledge of the Company, threatened orally. No written claim has been made, and to the knowledge of the Company, no oral claim has been made, since the Reference Date, by any Governmental Authority in a jurisdiction where the Company or any of its Subsidiaries does not file a Tax Return that such entity is or may be subject to Taxes by that jurisdiction in respect of Taxes that would be the subject of such Tax Return. There are no outstanding agreements extending or waiving the statutory period of limitations applicable to any claim for, or the period for the collection or assessment or reassessment of, material Taxes of the Company or any of its Subsidiaries and no written request for any such waiver or extension is currently pending.

(e) Neither the Company nor any of its Subsidiaries (or any predecessor thereof) has constituted either a “distributing corporation” or a “controlled corporation” in a distribution of stock qualifying for Income Tax-free treatment under Section 355 of the Code (or so much of Section 356 of the Code as relates to Section 355 of the Code) since the Reference Date.

(f) Neither the Company nor any of its Subsidiaries has been a party to any “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2).

(g) Except with respect to deferred revenue or prepaid subscription revenues collected by the Company and its Subsidiaries in the ordinary course of business, neither the Company nor its Subsidiaries will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any: (A) change in method of accounting for a taxable period (or portion thereof) ending on or prior to the Closing Date and made prior to the Closing; (B) any “closing agreement” with respect to Taxes with a Governmental Authority executed on or prior to the Closing; (C) installment sale or open transaction disposition made on or prior to the Closing; or (D) prepaid amount received on or prior to the Closing.

(h) There are no Liens with respect to Taxes on any of the assets of the Company or its Subsidiaries, other than Permitted Liens.

(i) Neither the Company nor any of its Subsidiaries has any material liability for the Taxes of any Person (other than the Company or its Subsidiaries) (i) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), (ii) as a transferee or successor, or (iii) by Contract or otherwise (except, in each case, for liabilities pursuant to commercial contracts not primarily relating to Taxes).

(j) Neither the Company nor any of its Subsidiaries is a party to, or bound by, or has any obligation to any Governmental Authority or other Person (other than the Company or its Subsidiaries) under any Tax allocation, Tax sharing, Tax indemnification or similar agreements (except, in each case, for any such agreements that are commercial contracts not primarily relating to Taxes).

(k) The Company has not taken any action (nor permitted any action to be taken), and is not aware of any fact or circumstance, that would reasonably be expected to prevent the First Merger and the Second Merger, taken together, from constituting an integrated transaction that qualifies as a “reorganization” within the meaning of Section 368(a) of the Code and the Treasury Regulations thereunder.

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(l) Except for PCI Strategic Management, LLC and Open Solutions Group, LLC, each of the Company and its Subsidiaries has properly filed an IRS Form 8832 (Entity Classification Election) electing to be treated as an association taxable as a corporation for U.S. federal and other applicable state Income Tax purposes.

For purposes of this Section 5.16, any reference to the Company or any of its Subsidiaries shall be deemed to include any Person that merged with or was liquidated or converted into the Company or any Subsidiary, as applicable. Other than Section 5.14, this Section 5.16 provides the sole and exclusive representations and warranties of the Company and its Subsidiaries in respect of Tax matters.

Section 5.17 Insurance. Schedule 5.17 sets forth, with respect to each material policy of property, fire and casualty, liability, workers’ compensation, directors and officers and other form of insurance under which the Company of any of its Subsidiaries is an insured, named insured or otherwise the principal beneficiary of coverage as of the date of this Agreement (collectively, the “Policies”): (a) the names of the insurer, the principal insured and each named insured; (b) the policy number; (c) the period, scope and amount of coverage; and (d) the premium most recently charged. As of the date of this Agreement, except as would not be material, individually or in the aggregate, to the Company and its Subsidiaries, taken as a whole: (i) the Policies are in full force and effect, (ii) neither the Company nor any of its Subsidiaries has received a written notice of cancellation of any of the Policies or of any material changes that are required in the conduct of the business of the Company or any of its Subsidiaries as a condition to the continuation of coverage under, or renewal of, any of the Policies; (iii) neither the Company nor any of its Subsidiaries is in material breach or material default (including any such breach or default with respect to the payment of premiums or the giving of notice), and no event has occurred which, with notice or the lapse of time, would constitute such a material breach or material default, or permit termination or modification, under any of the Policies; and (iv) to the knowledge of the Company, no insurer on any of the Policies has been declared insolvent or placed into receivership, conservatorship or liquidation.

Section 5.18 Permits. Each of the Company and its Subsidiaries has all material licenses, import authorizations, export authorizations, approvals, consents, registrations, franchises and permits (the “Permits”) that are required to own, lease or operate its properties and assets and to conduct its business as currently conducted (except with respect to licenses, approvals, consents, registrations and permits required under applicable Environmental Laws (as to which certain representations and warranties are made pursuant to Section 5.22)). The Company and its Subsidiaries have obtained all of the Permits necessary under applicable Laws to permit the Company and its Subsidiaries to own, import, export, reexport, transfer (in country), release, operate, use and maintain their assets, commodities, Software, technology and technical data in the manner in which they are now operated and maintained and to conduct the business and operations of the Company and its Subsidiaries as currently conducted, except as would not be material to the Company and its Subsidiaries, taken as a whole. The operation of the business of the Company and its Subsidiaries as currently conducted is not, nor is the Company or any of its Subsidiaries, in material default or material violation under, any Permit. Neither the Company nor any of its Subsidiaries has received any written notice, or to the knowledge of the Company, any oral notice, that any Governmental Authority that has issued a Permit intends to cancel, terminate or not renew such necessary Permit.

Section 5.19 Machinery, Equipment and Other Tangible Property. The Company or one of its Subsidiaries (a) owns and has good title to all material equipment and other tangible property and assets reflected on the books of the Company and its Subsidiaries as owned by the Company or one of its Subsidiaries, free and clear of all Liens other than Permitted Liens, and (b) has a valid leasehold interest in each of its leased assets, in each case, except as would not be material, individually or in the aggregate, to the Company and its Subsidiaries, taken as a whole.

Section 5.20 Real Property.

(a) Neither the Company nor any Subsidiary of the Company owns any real property. Neither the Company nor any Subsidiary of the Company is party to any agreement or option to purchase any real

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property or interest therein. Schedule 5.20(a) contains a true, correct and complete list, as of the date of this Agreement, of (x) all Leased Real Property including, the address of each Leased Real Property and (y) all of the Leases (as defined below). The Company has made available to Acquiror true, correct and complete copies of the material Contracts (including all material modifications, amendments, guarantees, supplements, waivers and side letters thereto) pursuant to which the Company or any of its Subsidiaries occupy (or have been granted an option to occupy) the Leased Real Property or is otherwise a party with respect to the Leased Real Property (the “Leases”). The Company or one of its Subsidiaries has a valid and subsisting leasehold estate in, and enjoys peaceful and undisturbed possession of, all Leased Real Property, subject only to Permitted Liens. With respect to each Lease, and except as would not constitute a Material Adverse Effect, (i) such Lease is valid, binding and enforceable and in full force and effect against the Company or one of its Subsidiaries and, to the knowledge of the Company, the other party thereto, subject to the Enforceability Exceptions, (ii) each Lease has not been amended or modified except as reflected in the modifications, amendments, supplements, waivers and side letters made available to Acquiror and set forth on Schedule 5.20(a), (iii) neither the Company nor any of its Subsidiaries has received or given any written notice of default or breach under any of the Leases, and to the knowledge of the Company, neither the Company nor its Subsidiaries has received oral notice of any material default that has not been cured within the applicable cure period, (iv) there does not exist under any Lease any event or condition which, with notice or lapse of time or both, would become a default by the Company or one of its Subsidiaries or, to the knowledge of the Company, the other party thereto, (v) to the knowledge of the Company, no Leased Real Property under any Lease is subject to any Lien (other than a Permitted Lien), building or use restriction, or variance, as might, in any material respect, interfere with or impair the present and continued use thereof by the Company or its Subsidiaries in the ordinary course of business, and (vi) to the knowledge of the Company, there are no latent defects or adverse physical conditions affecting the Leased Real Property, and improvements thereon, other than those that would not have a Material Adverse Effect.

(b) Except as otherwise set forth on Schedule 5.20(a), there are no leases, subleases, concessions or other agreements granting to the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries has entered into any lease, sublease, concession or other contract granting to any Person, the right to use or occupy any real property and for which is still in effect. Neither the Company nor its Subsidiaries has collaterally assigned or granted any other security interest in the Leased Real Property or any interest therein which is still in effect. Neither the Company nor any of its Subsidiaries is in material default or violation of, or not in compliance with, any legal requirements applicable to its occupancy of the Leased Real Property. No construction or expansion is currently being performed or is planned for 2021 or 2022 at any of the Leased Real Properties that is expected to result in liability to the Company or any of its Subsidiaries in excess of $500,000 in any such calendar year.

(c) As of the date hereof, the Leased Real Property identified on Schedule 5.20(a) comprise all of the real property used or intended to be used in, or otherwise related to, the business of the Company and its Subsidiaries as it is currently conducted.

Section 5.21 Intellectual Property and IT Security. Except as would not constitute a Material Adverse Effect:

(a) Schedule 5.21(a) lists (i) all Owned Intellectual Property for which applications have been filed or registrations have been obtained, whether in the United States or internationally as of the date of this Agreement (“Registered Intellectual Property”), and (ii) each material unregistered trademark, service mark, brand name, trade name, logo, domain name, design right or other material identifier owned or purported to be owned by the Company or any of its Subsidiaries. Each item of Registered Intellectual Property is subsisting and unexpired and, to the knowledge of the Company, valid and enforceable. All necessary registration, maintenance, renewal, and other relevant filing fees due through the date hereof have been timely paid and all necessary documents and certificates in connection therewith have been timely filed with the relevant authorities in the United States or foreign jurisdictions, as the case may be, for the purposes of maintaining the material Registered Intellectual Property in full force and effect. The Company or one of its

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Subsidiaries (x) solely and exclusively owns all Owned Intellectual Property and (y) has the right to use pursuant to a valid written license, sublicense, agreement or permission, all other Intellectual Property used in the operation of the business of the Company and its Subsidiaries, as presently conducted (“Licensed Intellectual Property”). The Company Intellectual Property (in the case of Licensed Intellectual Property, when used within the scope of the applicable license), constitutes all of the Intellectual Property necessary and sufficient to enable the Company and its Subsidiaries to conduct the business as currently conducted.

(b) (i) The conduct and operation of the business of the Company and its Subsidiaries are not infringing upon, misappropriating or otherwise violating any Intellectual Property rights of any Person, and have not infringed upon, misappropriated or otherwise violated any material Intellectual Property rights of any Person, (ii) to the knowledge of the Company, no third party is infringing upon, misappropriating or otherwise violating any Owned Intellectual Property, and (iii) to the knowledge of the Company, as of the date of this Agreement, the Company and its Subsidiaries have not received from any Person at any time after the Reference Date (or earlier, for matters that are or become unresolved) any written notice that the Company or any of its Subsidiaries is infringing upon, misappropriating or otherwise violating any Intellectual Property rights of any Person.

(c) (i) The Company and its Subsidiaries take, and have taken, commercially reasonable actions and measures to protect and maintain (x) the sole ownership, confidentiality and value of their proprietary Owned Intellectual Property (including through valid and enforceable written agreements with each of their respective former and current employees, consultants and independent contractors in favor of the Company or one of its Subsidiaries that have conveyed all of such Person’s rights, title and interest in and to all Intellectual Property created or developed for the Company or any of its Subsidiaries in the course of such Person’s employment or retention thereby) and (y) the security, confidentiality, value, continuous operation and integrity of their IT Systems and Software (and all data stored therein or transmitted thereby); (ii) no material Software owned or used by the Company or any of its Subsidiaries incorporates or is derived from any “open source” or similar Software in a way that would require the release or disclosure as open source of the Software owned by the Company or any of its Subsidiaries, and the Company and its Subsidiaries are in compliance with all licenses and permissions with respect to their use of the open source software; and (iii) except for consultants and other independent contractors engaged by the Company or any of its Subsidiaries in the ordinary course of business under written confidentiality agreements, no other Person possesses (or has any right to access or have disclosed) any material proprietary source code owned by the Company or its Subsidiaries.

(d) The Company has taken steps reasonable under the circumstances to protect rights in trade secrets and other confidential information of the Company and third parties in their possession, and has complied with its contractual obligations with respect to confidential information of third parties that the Company has received under an obligation of confidentiality which remains subject to such obligation.

(e) The Company or one of its Subsidiaries owns or has a valid right to access and use pursuant to a written agreement all IT Systems used in connection with the business as currently conducted. The Company has adequate back-up and disaster recovery arrangements for the continued operation of its businesses in the event of a failure of its IT Systems that are, in the reasonable determination of the Company, in accordance with standard industry practice in all material respects. To the knowledge of the Company, the Company’s Software is free of any malicious Software including viruses, worms, trojan horses, bugs, faults or other devices, errors, contaminants (“Malware”) or material vulnerabilities, which may be used to gain access to, alter, delete, destroy or disable any of its or any third party’s IT Systems or Software or which may in other ways cause damage to or abuse such IT Systems or Software. The Company has taken commercially reasonable efforts to ensure that its Software is free from such Malware or vulnerabilities.

(f) The Company and, to the knowledge of the Company, any Person acting for or on the Company’s behalf have, since the Reference Date through and including the date of this Agreement, at all times materially complied with (i) all applicable Privacy Laws, (ii) all of the Company’s published policies and

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notices regarding Personal Information, and (iii) all of the Company’s contractual obligations with respect to Personal Information, in each case, except as would not constitute a Material Adverse Effect. As of the date hereof, the Company has policies, procedures and systems for receiving and responding to requests from individuals concerning their Personal Information that the Company reasonably considers to be adequate. The Company has implemented, and at all times maintained, reasonable and appropriate technical and organizational safeguards, consistent in all material respects with practices in the industry in which the Company operates, to protect Personal Information and other confidential data in its possession or under its control against loss, theft, misuse or unauthorized access, use, modification, alteration, destruction or disclosure, and the Company has taken reasonable steps to ensure that any third party with access to Personal Information collected by or on behalf of the Company has implemented and maintained the same. To the Company’s knowledge, any third party who has provided Personal Information to the Company has done so in compliance in all material respects with applicable Privacy Laws, including providing any notice and obtaining any consent required. To the knowledge of the Company, there have been no breaches, security incidents, misuse of or unauthorized access to or disclosure of any Personal Information in the possession or control of the Company or collected, used or processed by or on behalf of the Company and the Company has not provided or been legally required to provide any notices to any Person in connection with a disclosure of Personal Information, other than those the result of which did not, individually or in the aggregate, result in material liability to the Company and its Subsidiaries, taken as a whole. The Company has not received any notice of any claims of or investigations or inquiries related to, or been charged with, the violation of any Privacy Laws, applicable privacy policies, or contractual commitments with respect to Personal Information. To the knowledge of the Company, there are no facts or circumstances that could reasonably form the basis of any such notice or claim.

Section 5.22 Environmental Matters. Except as set forth on Schedule 5.22:

(a) The Company and its Subsidiaries are, and since the Reference Date have been, in compliance in all material respects with all applicable Environmental Laws, which includes compliance with all material Permits required under applicable Environmental Laws.

(b) The Company and its Subsidiaries hold all material Permits required under applicable Environmental Laws to permit the Company and its Subsidiaries to operate their assets in a manner in which they are now operated and maintained and to conduct the business of the Company and its Subsidiaries as currently conducted.

(c) There are no written claims or notices of violation pending against or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries alleging any material violations of or liability under any Environmental Law or any material violations or liability concerning any Hazardous Materials.

(d) Neither the Company nor any of its Subsidiaries has disposed of, transported, arranged for the transport or disposal of, spilled or released any Hazardous Materials, and to the knowledge of the Company, none of the properties currently or formerly owned, leased or operated by the Company or any of its Subsidiaries (including soils and surface and ground waters) are contaminated with any Hazardous Material, in each case, which requires remedial action under Environmental Laws that would reasonably be expected to give rise to material liabilities or obligations of the Company.

Section 5.23 Absence of Changes.

(a) Since December 31, 2020, no Material Adverse Effect has occurred.

(b) Since December 31, 2020, except (i) as set forth on Schedule 5.23(b), (ii) for any actions taken in response to COVID-19 Measures, and (iii) in connection with the transactions contemplated by this Agreement and any other Transaction Agreement, through and including the date of this Agreement, the Company and its Subsidiaries have carried on their respective businesses and operated their properties in all material respects in the ordinary course of business.

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(c) Since December 31, 2020, except (i) as set forth on Schedule 5.23(c), (ii) for any actions taken in response to COVID-19 Measures and (iii) in connection with the transactions contemplated by this Agreement and any other Transaction Agreement, through and including the date of this Agreement, neither the Company nor any of its Subsidiaries has taken or permitted to occur any action that, were it to be taken from and after the date hereof, would require the prior written consent of Acquiror pursuant to Section 8.01.

Section 5.24 Brokers’ Fees. Except as set forth on Schedule 5.24 (including amounts owed with respect thereto), no broker, finder, financial advisor, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other similar fee, commission or other similar payment in connection with the Transactions based upon arrangements made by the Company, any of its Subsidiaries or any of their Affiliates.

Section 5.25 Related Party Transactions. Except for the Contracts set forth on Schedule 5.25, there are no Contracts between the Company or any of its Subsidiaries, on the one hand, and any Affiliate (other than the Company or any Subsidiary thereof), member, officer or director of the Company or any of its Subsidiaries or, to the knowledge of the Company, any Affiliate of any of them (collectively, the “Related Parties”), on the other hand, except in each case, for (a) employment agreements, fringe benefits and other compensation paid to directors, officers and employees consistent with previously established policies, (b) reimbursements of expenses incurred in connection with their employment or service (excluding from clause (a) and this clause (b) any loans made by the Company or its Subsidiaries to any officer, director, employee, member or stockholder and all related arrangements, including any pledge arrangements), and (c) amounts paid pursuant to Company Benefit Plans. To the Company’s knowledge, none of the Related Parties has or has had, directly or indirectly: (i) an economic interest in any Material Supplier; or (ii) an economic interest in any Material Customer; provided, however, that ownership of no more than two percent (2%) of the outstanding voting stock of a publicly traded corporation shall not be deemed an “economic interest” for purposes of this Section 5.25.

Section 5.26 Proxy Statement. None of the information relating to the Company or its Subsidiaries supplied or to be supplied by the Company, or by any other Person acting on behalf of the Company, in writing specifically for inclusion or incorporation by reference in the Proxy Statement or any current report of Acquiror on Form 8-K filed prior to Closing will, when filed, made available, mailed or distributed, as the case may be, at the time of the Special Meeting, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All documents that the Company is responsible for filing with the SEC in connection with the Transactions will comply as to form and substance in all material respects with the applicable requirements of the Securities Act and the Exchange Act. Notwithstanding the foregoing, the Company makes no representation, warranty or covenant with respect to any projections or forecasts included in the Proxy Statement or any information supplied by or on behalf of Acquiror or its Affiliates or stockholders or any Person other than the Company or its Subsidiaries.

Section 5.27 Government Contracts.

(a) Representations and Warranties Regarding Government Contracts and Government Bids. Except as otherwise set forth on Schedule 5.27(a), with respect to any Government Contract or Government Bid:

(i) No Government Contract is required by its terms or Law to be terminated as a result of the consummation of this Agreement.

(ii) With respect to each Government Contract and Government Bid:

(A) Since the Reference Date, the Company and its Subsidiaries have complied with all terms and conditions of each Government Contract in all material respects and neither a Governmental Authority nor any prime contractor has provided written notice to the Company or any of its Subsidiaries, that the Company or any of its Subsidiaries have materially breached or materially violated any such Government Contract or any Law applicable to such Government Contract or of any investigation, audit, other than a routine audit, or proceeding in respect of such Government

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Contract by a Governmental Authority. Since the Reference Date, there has not existed any event, condition or omission that would constitute a material breach or violation of any Government Contract, whether by the passage of time or notice or both, by the Company or any Subsidiary.

(B) With respect to each Government Contract and Government Bid, since the Reference Date, all representations and certifications and statements submitted by the Company and its Subsidiaries were accurate in all material respects as of their respective effective dates.

(C) Since the Reference Date, no Government Contract has been terminated for convenience or default, and, to the knowledge of the Company, no such termination is reasonably likely to occur.

(D) Since the Reference Date, neither the Company nor any of its Subsidiaries has received any written cure notice or show cause notice regarding performance of a Government Contract or any written notice of, claim for, or assertion of, a condition of material default, breach of contract, or violation of Law in connection with a Government Contract or Government Bid. Neither the Company nor any of its Subsidiaries is a party to any claim, dispute, or other proceeding with respect to any such default, breach or violation.

(b) Investigations, Audits and Internal Controls. Except as otherwise set forth on Schedule 5.27(b), with respect to any Government Contract or Government Bid:

(i) Since the Reference Date, neither the Company nor any of its Subsidiaries has been under or subject to any administrative, civil or criminal investigation, indictment, information lawsuit, subpoena, document request, administrative proceeding, or audit pertaining to an alleged or potential violation of any requirement, regulation or Law applicable to any Government Contract or Government Bid.

(ii) Since the Reference Date, other than in the ordinary course of business, neither the Company nor any of its Subsidiaries has conducted or initiated any internal investigation, made a voluntary disclosure or been under any obligation to disclose to any Governmental Authority, or any other Person with respect to any alleged or potential irregularity, misstatement or omission arising under or relating to a Government Contract or Government Bid.

(c) Debarment, Suspension and Exclusion and Responsibility. Except as otherwise set forth on Schedule 5.27(c), neither the Company nor any of its Subsidiaries nor any of their respective senior management is, or since the Reference Date, has been, suspended or debarred from doing business with any Governmental Authority or has been declared non-responsible or ineligible for contracting with any Governmental Authority. To the knowledge of the Company, no circumstances exist that would reasonably warrant the institution of suspension or debarment proceedings against the Company, any of its Subsidiaries or any of their respective senior management.

(d) Claims and Disputes. Except as otherwise set forth on Schedule 5.27(d), there exist no outstanding material claims or material disputes with the Company or any of its Subsidiaries, either by a Governmental Authority or by any prime contractor, subcontractor or vendor, arising under or relating to any Government Contract or Government Bid.

(e) Security Clearances. Since the Reference Date, the Company and its Subsidiaries have complied in all material respects with all applicable U.S. National Security obligations, including, without limitation, those specified in the National Industrial Security Program Operating Manual, DOD 5220.22-M (February 28, 2006) (Change 2 May 18, 2016).

(f) Cybersecurity. Since the Reference Date, the Company and its Subsidiaries have complied in all material respects with the U.S. Department of Defense requirements for safeguarding covered defense information and cyber incident reporting.

Section 5.28 Exchange Act. Neither the Company nor any of its Subsidiaries is currently (or has previously been) subject to the requirements of Section 12 of the Exchange Act.

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Section 5.29 Customers and Suppliers. Schedule 5.29 sets forth as of the date of this Agreement (a) the top ten (10) customers of the Company and its Subsidiaries (based upon aggregate consideration paid to the Company and its Subsidiaries on a consolidated basis for goods or services rendered between January 1, 2020 and December 31, 2020) (collectively, the “Material Customers”), and (b) the top ten (10) suppliers of the Company and its Subsidiaries (based upon the aggregate consideration paid by the Company and its Subsidiaries on a consolidated basis for goods or services rendered between January 1, 2020 and December 31, 2020) (collectively, the “Material Suppliers”). To the knowledge of the Company, as of the date of this Agreement, the Company has not received written notice that, any Material Customer or Material Supplier will discontinue or materially and adversely alter its relationship with the Company.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES OF ACQUIROR PARTIES

Except as set forth in the Schedules to this Agreement dated as of the date of this Agreement (each of which qualifies (a) the correspondingly numbered representation, warranty or covenant if specified therein, and (b) such other representations, warranties or covenants where its relevance as an exception to (or disclosure for purposes of) such other representation, warranty or covenant is reasonably apparent), or in the SEC Reports filed or furnished by Acquiror prior to the date hereof (excluding (x) any disclosures in such SEC Reports under the headings “Risk Factors,” “Forward-Looking Statements” or “Qualitative Disclosures About Market Risk” and other disclosures that are predictive, cautionary or forward looking in nature and (y) any exhibits or other documents appended thereto) (it being acknowledged that nothing disclosed in such a SEC Report will be deemed to modify or qualify the representations and warranties set forth in Section 6.04 (Litigation and Proceedings), Section 6.06 (Financial Ability; Trust Account), Section 6.10 (Tax Matters) and Section 6.11 (Capitalization)), each Acquiror Party represents and warrants to Holdings and the Company as follows:

Section 6.01 Corporate Organization. Each of Acquiror and Merger Sub is duly incorporated and is validly existing as a corporation in good standing under the Laws of Delaware and has the corporate power and authority to own, lease or operate its assets and properties and to conduct its business as it is now being conducted. The copies of the organizational documents of each of the Acquiror Parties previously delivered by Acquiror to the Company are true, correct and complete and are in effect as of the date of this Agreement. Each of the Acquiror Parties is, and at all times has been, in compliance in all material respects with all restrictions, covenants, terms and provisions set forth in its respective organizational documents. Each of the Acquiror Parties is duly licensed or qualified and in good standing as a foreign corporation in all jurisdictions in which its ownership of property or the character of its activities is such as to require it to be so licensed or qualified, except where failure to be so licensed or qualified has not and would not constitute an Acquiror Material Adverse Effect.

Section 6.02 Due Authorization.

(a) Each of the Acquiror Parties has all requisite corporate power and authority to execute and deliver this Agreement and each Transaction Agreement to which it is a party and, upon receipt of approval of the Acquiror Stockholder Matters by the Acquiror Stockholders, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and such Transaction Agreements and the consummation of the transactions contemplated hereby and thereby have been duly, validly and unanimously authorized and approved by the board of directors of the applicable Acquiror Party and, except for approval of the Acquiror Stockholder Matters by the Acquiror Stockholders, no other corporate proceeding on the part of any Acquiror Party is necessary to authorize this Agreement or such Transaction Agreements or any Acquiror Party’s performance hereunder or thereunder. Acquiror has executed and delivered to Merger Sub a consent, in its capacity as the sole stockholder of Merger Sub, approving and adopting this Agreement in accordance with the DGCL, which consent shall be effective immediately following the Parties’ execution of this Agreement. This Agreement has been, and each such Transaction Agreement to which such Acquiror Party will be party will be, duly and validly executed and delivered by such Acquiror Party and, assuming due

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authorization and execution by each other party hereto and thereto, this Agreement constitutes, and each such Transaction Agreement to which such Acquiror Party will be party, will constitute a legal, valid and binding obligation of such Acquiror Party, enforceable against each Acquiror Party in accordance with its terms, subject to the Enforceability Exceptions.

(b) Assuming a quorum is present at the Special Meeting, as adjourned or postponed, the only votes of any of Acquiror’s capital stock necessary in connection with the entry into this Agreement by Acquiror, the consummation of the Transactions, including the Closing, and the approval of the Acquiror Stockholder Matters are as set forth on Schedule 6.02(b).

(c) At a meeting duly called and held, the board of directors of Acquiror has unanimously: (i) determined that this Agreement and the Transactions are fair to and in the best interests of Acquiror’s stockholders; (ii) determined that the fair market value of the Company is equal to at least eighty percent (80%) of the amount held in the Trust Account (less any deferred underwriting commissions and taxes payable on interest earned) as of the date hereof; (iii) approved the Transactions as a Business Combination; and (iv) resolved to recommend to the stockholders of Acquiror approval of the Transactions.

(d) To the knowledge of Acquiror, the execution, delivery and performance of any Transaction Agreement by any party hereto, other than any Acquiror Party or the Company and any of its Affiliates, do not and will not conflict with or result in any violation of any provision of any applicable Law or Governmental Order applicable to such party or any of such party’s properties or assets.

Section 6.03 No Conflict. The execution, delivery and performance of this Agreement and any Transaction Agreement to which any Acquiror Party is a party by such Acquiror Party and, upon receipt of approval of the Acquiror Stockholder Matters by the Acquiror Stockholders, the consummation of the transactions contemplated hereby or by any Transaction Agreement, do not and will not (a) conflict with or violate any provision of, or result in the breach of the Acquiror Organizational Documents or any organizational documents of any Subsidiaries of Acquiror (including Merger Sub), (b) conflict with or result in any violation of any provision of any Law or Governmental Order applicable to Acquiror, any Subsidiaries of Acquiror (including Merger Sub) or any of their respective properties or assets, (c) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the termination or acceleration of, or a right of termination, cancellation, modification, acceleration or amendment under, accelerate the performance required by, or result in the acceleration or trigger of any payment, posting of collateral (or right to require the posting of collateral), time of payment, vesting or increase in the amount of any compensation or benefit payable pursuant to, any of the terms, conditions or provisions of any Contract to which Acquiror or any Subsidiaries of Acquiror (including Merger Sub) is a party or by which any of their respective assets or properties may be bound or affected, or (d) result in the creation of any Lien upon any of the properties or assets of Acquiror or any Subsidiaries of Acquiror (including Merger Sub), except (in the case of clauses (b), (c) or (d) above) for such violations, conflicts, breaches, defaults, terminations, accelerations, amendments, cancellations, revocations or modifications which would not constitute an Acquiror Material Adverse Effect.

Section 6.04 Litigation and Proceedings. There are no Actions pending or threatened in writing or, to the knowledge of Acquiror, threatened orally and, to the knowledge of Acquiror, there are no investigations pending or threatened, in each case, against any Acquiror Party, or otherwise affecting any Acquiror Party or their respective assets, including any condemnation or similar proceedings, which, if determined adversely, would constitute an Acquiror Material Adverse Effect. There is no unsatisfied judgment or any open injunction binding upon any Acquiror Party which would constitute an Acquiror Material Adverse Effect.

Section 6.05 Governmental Authorities; Consents. No consent, approval or authorization of, or designation, declaration or filing with, any Governmental Authority is required on the part of any Acquiror Party with respect to the execution or delivery of this Agreement by each Acquiror Party or any Transaction Agreement to which any of the Acquiror Parties is a party, as applicable, or the consummation of the transactions contemplated

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hereby or thereby, except for (a) applicable requirements of the HSR Act, Securities Laws and Nasdaq, (b) the filing of the First Certificate of Merger in accordance with the DGCL and the DLLCA, (c) the filing of the Second Certificate of Merger in accordance with the DGCL and the DLLCA and (d) any other actions, consents, approvals, permits or authorizations, designations, declarations or filings, the absence of which would not constitute an Acquiror Material Adverse Effect.

Section 6.06 Financial Ability; Trust Account.

(a) As of the date hereof, there is at least $358,800,000 invested in a trust account (the “Trust Account”), maintained by Continental Stock Transfer & Trust Company, a New York corporation, acting as trustee (the “Trustee”), pursuant to the Investment Management Trust Agreement, dated February 8, 2021, by and between Acquiror and the Trustee on file with the SEC Reports of Acquiror as of the date of this Agreement (the “Trust Agreement”). Prior to the Closing, none of the funds held in the Trust Account may be released except in accordance with the Trust Agreement, Acquiror Organizational Documents and Acquiror’s final prospectus dated February 8, 2021. Amounts in the Trust Account are invested in United States Government securities or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act. Acquiror has performed all material obligations required to be performed by it to date under, and is not in material default, breach or delinquent in performance or any other respect (claimed or actual) in connection with, the Trust Agreement, and no event has occurred which, with due notice or lapse of time or both, would constitute such a default or breach thereunder. As of the date hereof, there are no claims or proceedings pending with respect to the Trust Account. Since February 8, 2021, Acquiror has not released any money from the Trust Account (other than interest income earned on the principal held in the Trust Account as permitted by the Trust Agreement). As of the First Effective Time, the obligations of Acquiror to dissolve or liquidate pursuant to the Acquiror Organizational Documents shall terminate, and, as of the First Effective Time, Acquiror shall have no obligation whatsoever pursuant to the Acquiror Organizational Documents to dissolve and liquidate the assets of Acquiror by reason of the consummation of the Transactions. To the knowledge of Acquiror, as of the date hereof, following the First Effective Time, no stockholder of Acquiror shall be entitled to receive any amount from the Trust Account except to the extent such stockholder shall have elected to tender its shares of Acquiror Common Stock for redemption pursuant to the Acquiror Stockholder Redemption. The Trust Agreement is in full force and effect and is a legal, valid and binding obligation of Acquiror and, to the knowledge of Acquiror, the Trustee, enforceable in accordance with its terms, subject to the Enforceability Exceptions. The Trust Agreement has not been terminated, repudiated, rescinded, amended or supplemented or modified, in any respect, and, to the knowledge of Acquiror, no such termination, repudiation, rescission, amendment, supplement or modification is contemplated. There are no side letters and there are no Contracts, arrangements or understandings, whether written or oral, with the Trustee or any other Person that would (i) cause the description of the Trust Agreement in the SEC Reports to be inaccurate or (ii) entitle any Person (other than stockholders of Acquiror who shall have elected to redeem their shares of Acquiror Common Stock pursuant to the Acquiror Stockholder Redemption or the underwriters of Acquiror’s initial public offering in respect of their Deferred Discount (as defined in the Trust Agreement)) to any portion of the proceeds in the Trust Account.

(b) As of the date hereof, assuming the accuracy of the representations and warranties of the Company and Holdings contained herein and the compliance by the Company and Holdings with their respective obligations hereunder, Acquiror has no reason to believe that any of the conditions to the use of funds in the Trust Account will not be satisfied or funds available in the Trust Account will not be available to Acquiror on the Closing Date.

(c) As of the date hereof, neither Acquiror nor Merger Sub has, or has any present intention, agreement, arrangement or understanding to enter into or incur, any obligations with respect to or under any Indebtedness.

Section 6.07 Brokers’ Fees. Except fees described on Schedule 6.07 (including the amounts owed with respect thereto), no broker, finder, investment banker or other Person is entitled to any brokerage fee, finders’

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fee, underwriting fee, deferred underwriting fee, commission or other similar payment in connection with the Transactions based upon arrangements made by Acquiror, Merger Sub or any of their respective Affiliates, including the Sponsor.

Section 6.08 SEC Reports; Financial Statements; Sarbanes-Oxley Act; Undisclosed Liabilities.

(a) Acquiror has filed in a timely manner all required registration statements, reports, schedules, forms, statements and other documents required to be filed by it with the SEC since February 8, 2021 (collectively, as they have been amended since the time of their filing and including all exhibits thereto, the “SEC Reports”). The SEC Reports filed or furnished by the Acquiror were prepared in all material respects in accordance with the requirements of the Securities Act, Exchange Act and the Sarbanes-Oxley Act, as the case may be, and the rules and regulations thereunder. None of the SEC Reports, as of their respective dates (or if amended or superseded by a filing prior to the date of this Agreement or the Closing Date, then on the date of such filing), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The audited financial statements and unaudited interim financial statements (including, in each case, the notes and schedules thereto) included in the SEC Reports complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto and except with respect to unaudited statements as permitted by Form 10-Q of the SEC) and fairly present (subject, in the case of the unaudited interim financial statements included therein, to normal year-end adjustments (the effect of which will not, individually or in the aggregate, be material) and the absence of complete footnotes) in all material respects the financial position of Acquiror as of the respective dates thereof and the results of their operations and cash flows for the respective periods then ended. No Acquiror Party has any material off-balance sheet arrangements that are not disclosed in the SEC Reports.

(b) Acquiror has established and maintains disclosure controls and procedures (as defined in Rule 13a-15 under the Exchange Act). Such disclosure controls and procedures are designed to ensure that material information relating to Acquiror is made known to Acquiror’s principal executive officer and its principal financial officer, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared. To the knowledge of Acquiror, such disclosure controls and procedures are effective in timely alerting Acquiror’s principal executive officer and principal financial officer to material information required to be included in Acquiror’s periodic reports required under the Exchange Act.

(c) Acquiror has established and maintained a system of internal controls. To the knowledge of Acquiror, such internal controls are sufficient to provide reasonable assurance regarding the reliability of Acquiror’s financial reporting and the preparation of Acquiror’s financial statements for external purposes in accordance with GAAP.

(d) To Acquiror’s knowledge, each director and executive officer of Acquiror has filed with the SEC on a timely basis all statements required with respect to Acquiror by Section 16(a) of the Exchange Act and the rules and regulations thereunder. As used in this Section 6.08, the term “file” shall be broadly construed to include any manner in which a document or information is furnished, supplied or otherwise made available to the SEC or Nasdaq.

(e) There is no liability, debt or obligation (absolute, accrued, contingent or otherwise) of any Acquiror Party or any of their respective Subsidiaries of the nature required to be disclosed or reserved for in a balance sheet prepared in accordance with GAAP, except for liabilities, debts and obligations: (i) provided for, or otherwise reflected or reserved for, in the financial statements and notes contained or incorporated by reference in the SEC Reports; (ii) that have arisen since the date of the most recent balance sheet included in the financial statements and notes contained or incorporated by reference in the SEC Reports in the ordinary course of the operation of business of such Acquiror Party; (iii) incurred in connection with the

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Transactions; (iv) that will be discharged or paid off prior to or at the Closing; or (iv) that would not be material to the business of Acquiror and its Subsidiaries, taken as a whole.

(f) There are no outstanding loans or other extensions of credit made by any Acquiror Party to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or director of Acquiror. No Acquiror Party has taken any action prohibited by Section 402 of the Sarbanes-Oxley Act.

(g) Neither Acquiror (including any employee thereof) nor Acquiror’s independent auditors has identified or been made aware of (i) any significant deficiency or material weakness in the system of internal accounting controls utilized by Acquiror, (ii) any fraud, whether or not material, that involves Acquiror’s management or other employees who have a role in the preparation of financial statements or the internal accounting controls utilized by Acquiror, or (iii) any claim or allegation regarding any of the foregoing.

(h) To the knowledge of Acquiror, as of the date hereof, there are no outstanding SEC comments from the SEC with respect to the SEC Reports. To the knowledge of Acquiror, none of the SEC Reports filed on or prior to the date hereof is subject to ongoing SEC review or investigation as of the date hereof.

Section 6.09 Business Activities.

(a) Since its incorporation, Acquiror has not conducted any business activities other than activities directed toward the accomplishment of a Business Combination. Except as set forth in the Acquiror Organizational Documents, there is no agreement, commitment, or Governmental Order binding upon Acquiror or to which Acquiror is a party which has or would reasonably be expected to have the effect of prohibiting or impairing any business practice of Acquiror or any acquisition of property by Acquiror or the conduct of business by Acquiror as currently conducted or as contemplated to be conducted as of the Closing other than such effects, individually or in the aggregate, which have not had and would not constitute an Acquiror Material Adverse Effect. Merger Sub was formed solely for the purpose of engaging in the First Merger, has not conducted any business prior to the date hereof and has no assets, liabilities or obligations of any nature other than those incident to its formation and pursuant to this Agreement and any Transaction Agreement to which it is a party, as applicable, and the other transactions contemplated by this Agreement and such Transaction Agreements, as applicable. There is no agreement, commitment, or Governmental Order binding upon Merger Sub to which Merger Sub is a party which has or would have the effect of prohibiting or impairing any acquisition of property by Merger Sub other than as, individually or in the aggregate, has not and would not constitute an Acquiror Material Adverse Effect.

(b) Except for this Agreement and the Transactions, Acquiror and Merger Sub do not own or have a right to acquire, directly or indirectly, any interest or investment (whether equity or debt) in any corporation, partnership, joint venture, business, trust or other entity. Except for this Agreement and the Transactions, neither Acquiror nor any of its Subsidiaries has any interests, rights, obligations or liabilities with respect to, or is party to, bound by or has its assets or property subject to, in each case whether directly or indirectly, any Contract or transaction which is, or could reasonably be interpreted as constituting, a Business Combination.

(c) Except for this Agreement and the agreements expressly contemplated hereby (including any agreements permitted by Section 9.03) or as set forth on Schedule 6.09(c), no Acquiror Party is, and at no time has been, party to any Contract with any other Person that would require payments by any Acquiror Party in excess of $5,000 monthly, $50,000 in the aggregate with respect to any individual Contract or more than $200,000 in the aggregate when taken together with all other Contracts of the Acquiror Parties (other than this Agreement and the agreements expressly contemplated hereby (including any agreements permitted by Section 9.03) and Contracts set forth on Schedule 6.09(c).

(d) Acquiror is an “emerging growth company” within the meaning of the Jumpstart Our Business Startups Act of 2012 (“Jumpstart Act”) and has not taken any action that would cause Acquiror to not qualify as an “emerging growth company” within the meaning of the Jumpstart Act.

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Section 6.10 Tax Matters.

(a) All material Tax Returns required by Law to be filed by Acquiror have been filed (taking into account any validly obtained extensions of time within which to file), and all such Tax Returns are true, correct and complete in all material respects.

(b) All material amounts of Taxes due and owing by any Acquiror Party have been paid, and since the date of Acquiror’s consolidated balance sheet as of December 24, 2020, Acquiror has not incurred any material Tax liability outside the ordinary course of business other than any Taxes resulting from the Transactions.

(c) Each Acquiror Party has (i) withheld and deducted all material amounts of Taxes required to have been withheld or deducted by it in connection with amounts paid or owed to any employee, independent contractor, creditor, stockholder or any other third party, (ii) remitted, or will remit on a timely basis, such amounts to the appropriate Governmental Authority, and (iii) complied in all material respects with applicable Law with respect to Tax withholding, including all reporting and record keeping requirements.

(d) Acquiror is not currently engaged in any material audit, administrative proceeding or judicial proceeding with respect to Taxes. Acquiror has not received any written notice from a Governmental Authority of a dispute or claim with respect to a material amount of Taxes, other than disputes or claims that have since been resolved, and no such claims have been threatened in writing or, to the knowledge of Acquiror, orally against Acquiror. No written claim has been made, since the date of Acquiror’s incorporation, by any Governmental Authority in a jurisdiction where Acquiror does not file a Tax Return that Acquiror is or may be subject to Taxes by that jurisdiction in respect of Taxes that would be the subject of such Tax Return. There are no outstanding agreements extending or waiving the statutory period of limitations applicable to any claim for, or the period for the collection or assessment or reassessment of, material Taxes of Acquiror and no written request for any such waiver or extension is currently pending.

(e) Neither Acquiror nor any predecessor thereof has constituted either a “distributing corporation” or a “controlled corporation” in a distribution of stock qualifying for Income Tax-free treatment under Section 355 of the Code (or so much of Section 356 of the Code as relates to Section 355 of the Code) since the date of Acquiror’s incorporation.

(f) Acquiror has not been a party to any “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2).

(g) There are no Liens with respect to Taxes on any of the assets of any Acquiror Party, other than Permitted Liens.

(h) No Acquiror Party has any material liability for the Taxes of any Person (i) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign law), (ii) as a transferee or successor, or (iii) by contract or otherwise (except, in each case, for liabilities pursuant to contracts not primarily relating to Taxes).

(i) No Acquiror Party is a party to, or bound by, or has any material obligation to any Governmental Authority or other Person under any Tax allocation, Tax sharing or Tax indemnification agreement (except, in each case, for any such agreements that are commercial contracts not primarily relating to Taxes).

(j) Except with respect to prepaid subscription revenues collected by the Acquiror in the ordinary course of business, neither Acquiror Party will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any: (A) change in method of accounting for a taxable period (or portion thereof) ending on or prior to the Closing Date and made prior to the Closing; (B) any “closing” agreement with respect to Taxes with a Governmental Authority executed on or prior to the Closing; (C) installment sale or open transaction disposition made on or prior to the Closing; or (D) prepaid amount received on or prior to the Closing.

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(k) Neither Acquiror Party has taken any action (nor permitted any action to be taken), and is not aware of any fact or circumstance, that would reasonably be expected to prevent the First Merger and the Second Merger, taken together, from constituting an integrated transaction that qualifies as a “reorganization” within the meaning of Section 368(a) of the Code and the Treasury Regulations thereunder.

(l) Acquiror has not since its incorporation ever had any material liability for any U.S. federal, state or local Taxes.

(m) Since its date of incorporation, Acquiror has been classified as a corporation for U.S. federal, state and local Income Tax purposes.

This Section 6.10 provides the sole and exclusive representations and warranties of the Acquiror Parties in respect of Tax matters.

Section 6.11 Capitalization.

(a) As of the date of this Agreement, the authorized capital stock of Acquiror consists solely of 101,000,000 shares of capital stock, including (i) 100,000,000 shares of Acquiror Common Stock and (ii) 1,000,000 shares of Acquiror Preferred Stock of which (A) 45,949,600 shares of Acquiror Common Stock are issued and outstanding as of the date of this Agreement and (B) no shares of Acquiror Preferred Stock are issued and outstanding as of the date of this Agreement. All of the issued and outstanding shares of Acquiror Common Stock and Acquiror Warrants (1) have been duly authorized and validly issued and are fully paid and nonassessable or valid and binding, as applicable, (2) were issued in compliance in all material respects with applicable Law and the Acquiror Organizational Documents, (3) were not issued in breach or violation of any preemptive rights or Contract and (4) are fully vested and not otherwise subject to a substantial risk of forfeiture within the meaning of Section 83 of the Code, except as disclosed in the SEC Reports with respect to certain Acquiror Common Stock held by the Sponsor. As of the date hereof, Acquiror has issued 12,326,533 Acquiror Warrants that entitle the holder thereof to purchase Acquiror Common Stock at an exercise price of $11.50 per share on the terms and conditions set forth in the applicable warrant agreement.

(b) Immediately prior to the closing of the transactions contemplated by the Note Subscription Agreements and the completion of the Mergers, the authorized capital stock of Acquiror will consist of 501,000,000 shares of capital stock, including (i) 500,000,000 shares of Acquiror Common Stock, and (ii) 1,000,000 shares of Acquiror Preferred Stock of which Acquiror has committed to issue up to 17,391,304 shares of Acquiror Common Stock (subject to adjustment as provided in the Indenture) and zero (0) shares of Acquiror Preferred Stock to the Note Investors upon conversion of the principal amount of the Notes in accordance with the Note Subscription Agreements and the Indenture, and Acquiror will have up to 12,326,533 Acquiror Warrants issued and outstanding, of which (x) up to 283,333 will be issued to the Sponsor and (y) 12,326,533 Acquiror Warrants will entitle the holder thereof to purchase Acquiror Common Stock at an exercise price of $11.50 per share on the terms and conditions set forth in the applicable warrant agreement.

(c) Except for this Agreement, the Acquiror Warrants and the Note Subscription Agreements, as of the date hereof, there are (i) no subscriptions, calls, options, warrants, rights or other securities convertible into or exchangeable or exercisable for shares of Acquiror Common Stock or the equity interests of Acquiror, or any other Contracts to which Acquiror is a party or by which Acquiror is bound obligating Acquiror to issue or sell any shares of capital stock of, other equity interests in or debt securities of, Acquiror, and (ii) no equity equivalents, stock appreciation rights, phantom stock ownership interests or similar rights in Acquiror. Except as disclosed in the SEC Reports or in the Acquiror Organizational Documents, there are no outstanding contractual obligations of Acquiror to repurchase, redeem or otherwise acquire any securities or equity interests of Acquiror. There are no outstanding bonds, debentures, notes or other indebtedness of Acquiror having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matter for which Acquiror’s stockholders may vote. Except as disclosed in the SEC Reports, Acquiror is not a party to any stockholders agreement, voting agreement or registration rights agreement

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relating to Acquiror Common Stock or any other equity interests of Acquiror. Acquiror does not own any capital stock or any other equity interests in any other Person (other than Merger Sub) nor does it have any right, option, warrant, conversion right, stock appreciation right, redemption right, repurchase right, agreement, arrangement or commitment of any character under which any Person is or may become obligated to issue or sell, or give any right to subscribe for or acquire, or in any way dispose of, any shares of the capital stock or other equity interests, or any securities or obligations exercisable or exchangeable for or convertible into any shares of the capital stock or other equity interests, of such Person.

(d) Acquiror is the sole record and beneficial owner of all of the issued and outstanding capital stock of Merger Sub free and clear of any Liens. No Person other than Acquiror has any rights with respect to the equity interests of Merger Sub, and no other Person holds any capital stock of Merger Sub nor has any rights to acquire any interest in Merger Sub. There are (i) no subscriptions, calls, options, warrants, rights or other securities convertible into or exchangeable or exercisable for capital stock of Merger Sub or equity interests of Merger Sub, or any other Contracts (other than this Agreement) to which Merger Sub is a party or by which Merger Sub is bound obligating Merger Sub to issue or sell any shares of capital stock of, other equity interests in or debt securities of, Merger Sub, and (ii) no equity equivalents, stock appreciation rights, phantom stock ownership interests or similar rights in Merger Sub.

(e) To the knowledge of Acquiror, no Person and no syndicate or “group” (as defined in the Exchange Act and the rules thereunder) of a Person owns, directly or indirectly, beneficial ownership (as defined in the Exchange Act and the rules thereunder) of securities of Acquiror representing thirty-five percent (35%) or more of the combined voting power of the issued and outstanding securities of Acquiror.

Section 6.12 Nasdaq Stock Market Listing. The issued and outstanding units of the Acquiror, each such unit comprised of one (1) share of Acquiror Common Stock and one-third (1/3rd) of one (1) Acquiror Warrant, are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on the Nasdaq under the symbol “GIGU”. The issued and outstanding shares of Acquiror Common Stock are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on the Nasdaq under the symbol “GIG” (it being understood that the trading symbol will be changed in connection with the Transactions). The issued and outstanding Acquiror Warrants are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on the Nasdaq under the symbol “GIGGW.” Acquiror is in compliance with the rules of Nasdaq and there is no Action pending or threatened in writing or, to the knowledge of Acquiror, threatened orally against Acquiror by Nasdaq or the SEC with respect to any intention by such entity to deregister the Acquiror Common Stock or Acquiror Warrants or to terminate the listing of Acquiror Common Stock or Acquiror Warrants on Nasdaq. None of Acquiror or its Affiliates has taken any action in an attempt to terminate the registration of the Acquiror Common Stock or Acquiror Warrants under the Exchange Act except as contemplated by this Agreement. Acquiror has not received any notice from Nasdaq or the SEC regarding the revocation of such listing or otherwise regarding the delisting of the Acquiror Common Stock from Nasdaq or the SEC.

Section 6.13 Note Financing.

(a) Acquiror has delivered to the Company true, correct and complete copies of each of the Note Subscription Agreements entered into by Acquiror with the Note Investors named therein, pursuant to which the Note Investors have committed to provide financing to Acquiror solely for purposes of consummating the Transactions in the aggregate amount of $200,000,000 (the “Note Investment Amount”). To the knowledge of Acquiror, the Note Subscription Agreement with each Note Investor is in full force and effect and has not been withdrawn or terminated, or otherwise amended or modified, in any respect (other than any amendment or modification which has been consented to in writing by the Company and Holdings), and no withdrawal, termination, amendment or modification is contemplated by Acquiror as of the date of this Agreement. Each Note Subscription Agreement is a legal, valid and binding obligation of Acquiror and, to the knowledge of Acquiror, each Note Investor, subject to the Enforceability Exceptions, and neither the execution or delivery by any party thereto nor the performance of any party’s obligations under any such Note Subscription Agreement (in each case, with respect to the Note Investors, to the knowledge of

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Acquiror) violates any Laws. The Note Subscription Agreements provide that the Company and Holdings are third party beneficiaries thereof and are entitled to enforce such agreements against the Note Investors named therein. There are no other agreements, side letters, or arrangements between Acquiror on the one hand, and any Note Investor on the other hand, relating to any Note Subscription Agreement that could affect the obligation of such Note Investor to contribute to Acquiror the applicable portion of the Note Investment Amount set forth in the Note Subscription Agreement of such Note Investor, and, as of the date hereof, Acquiror does not know of any facts or circumstances that may reasonably be expected to result in any of the conditions set forth in any Note Subscription Agreement not being satisfied, or the Note Investment Amount not being available to Acquiror, on the Closing Date. No event has occurred that, with or without notice, lapse of time or both, would constitute a default or breach on the part of Acquiror under any material term or condition of any Note Subscription Agreement and, as of the date hereof, Acquiror has no reason to believe that it will be unable to satisfy in all material respects on a timely basis any term or condition of closing to be satisfied by it contained in any Note Subscription Agreement. The Note Subscription Agreements contain all of the conditions precedent (other than the conditions contained in the other Transaction Agreements) to the obligations of the Note Investors to contribute to Acquiror the applicable portion of the Note Investment Amount set forth in the Note Subscription Agreements on the terms therein.

(b) No fees, consideration or other discounts are payable or have been agreed by Acquiror or any of its Subsidiaries (including, from and after the Closing, the Company and its Subsidiaries) to any Note Investor in respect of its Note Investment, except as set forth in the Note Subscription Agreements.

Section 6.14 Related Party Transactions. Except as described in the SEC Reports, in connection with the Note Financing or as otherwise contemplated by the Transaction Agreements, there are no transactions, Contracts, side letters, arrangements or understandings between any Acquiror Party, on the one hand, and any director, officer, employee, stockholder, warrant holder or Affiliate of such Acquiror Party, on the other hand.

Section 6.15 Investment Company Act. Neither the Acquiror nor any of its Subsidiaries is an “investment company” within the meaning of the Investment Company Act.

Section 6.16 No Foreign Person. Neither the Acquiror nor any of its Subsidiaries is a foreign person, as such term is defined at 31 CFR § 800.224 (a “Foreign Person”). No Foreign Person that is a direct or indirect investor in the Acquiror will obtain any rights that would result in a “covered investment” (as defined at 31 CFR § 800.211), and no national or subnational government of a single foreign state will acquire a “substantial interest” (as defined at 31 CFR § 800.244) in the Company, in each case in connection with the Transactions.

Section 6.17 Interest in Competitors. No Acquiror Party owns any interest, nor does any of its Affiliates (insofar as such Affiliate-owned interests would be attributed to such Acquiror Party under the HSR Act or any other antitrust Law) own any interest, in any entity or Person that derives revenues from any lines of products, services or business within any of the Company’s or any of its Subsidiaries’ lines of products, services or business.

Section 6.18 Sponsor Agreement. Acquiror has delivered to the Company a true, correct and complete copy of the Sponsor Agreement. The Sponsor Agreement is in full force and effect and has not been withdrawn or terminated, or otherwise amended or modified, in any respect, and no withdrawal, termination, amendment or modification is contemplated by Acquiror as of the date hereof. The Sponsor Agreement is a legal, valid and binding obligation of Acquiror and, to the knowledge of Acquiror, each other party thereto, enforceable in accordance with its terms, subject to the Enforceability Exceptions, and neither the execution or delivery by any party thereto, nor the performance by any party thereto of any obligations thereunder, violate any provision of, or result in the breach of or default under, or require any filing, registration or qualification under, any applicable Law. No event has occurred that, with or without notice, lapse of time or both, would constitute a default or breach on the part of Acquiror under any material term or condition of the Sponsor Agreement.

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Section 6.19 Voting and Support Agreement. Acquiror has delivered to the Company true, correct and complete copies of the Voting and Support Agreement, executed by the applicable shareholders of Acquiror party thereto.

ARTICLE VII

REPRESENTATIONS AND WARRANTIES OF HOLDINGS

Except as set forth in the Schedules to this Agreement dated as of the date of this Agreement (each of which qualifies (a) the correspondingly numbered representation, warranty or covenant if specified therein and (b) such other representations, warranties or covenants where its relevance as an exception to (or disclosure for purposes of) such other representation, warranty or covenant is reasonably apparent on its face), Holdings represents and warrants to Acquiror as follows:

Section  7.01 Corporate Organization of Holdings. Holdings has been duly formed, is validly existing as a limited liability company and is in good standing under the Laws of the State of Delaware and has all limited liability company power and authority to own, operate and lease its properties, rights and assets and to conduct its business as it is now being conducted, except where such failure to be in good standing or to have such limited liability company power and authority would not constitute a Holdings Material Adverse Effect.

Section 7.02 Due Authorization. Holdings has the requisite limited liability company power and authority to execute and deliver this Agreement and each Transaction Agreement to which it is a party and (subject to the approvals described in Section 5.05) to perform all obligations to be performed by it hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and such Transaction Agreements and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the board of managers of Holdings and no other limited liability company proceeding on the part of Holdings or any of its equityholders is necessary to authorize this Agreement or such Transaction Agreements or Holdings’ performance hereunder or thereunder. This Agreement has been, and each such Transaction Agreement (when executed and delivered by Holdings) will be, duly and validly executed and delivered by Holdings and, assuming due and valid authorization, execution and delivery by each other party hereto and thereto, this Agreement constitutes, and each such Transaction Agreement will constitute, a valid and binding obligation of Holdings, enforceable against Holdings in accordance with its terms, subject to the Enforceability Exceptions. The copy of the Holdings Board Approval provided to Acquiror prior to the date hereof is true, correct and complete, is effective and has not been revoked and is the only approval of the board of managers of Holdings or any of the equityholders of Holdings to approve relating to the Transaction Agreements, the transactions contemplated hereby and thereby and the performance of the obligations of Holdings hereunder and thereunder.

Section 7.03 No Conflict. Subject to the receipt of the consents, approvals, authorizations and other requirements set forth in Section 5.05, the execution, delivery and performance of this Agreement and each Transaction Agreement to which Holdings is party by Holdings and the consummation of the transactions contemplated hereby and thereby do not and will not (a) conflict with or violate any provision of, or result in the breach of or default under, the certificate of formation or limited liability company agreement of Holdings or (b) violate any provision of, or result in the breach of or default by Holdings under, or require any filing, registration or qualification under, any applicable Law, except, in the case of clause (b), for such violations, conflicts, breaches, filings, registrations or qualifications that would not constitute a Holdings Material Adverse Effect.

Section 7.04 Litigation and Proceedings

. There are no pending or, to the knowledge of Holdings, threatened, Actions and, to the knowledge of Holdings, there are no pending or threatened investigations, in each case, against Holdings, or otherwise affecting Holdings or its assets, including any condemnation or similar proceedings, which, if determined adversely, would constitute a Holdings Material Adverse Effect. There is no unsatisfied judgment or any open injunction binding upon Holdings which would constitute a Holdings Material Adverse Effect.

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Section 7.05 Ownership of Company Units. Holdings owns good and valid title to 100 Company Units free and clear of all Liens other than restrictions under applicable securities Laws and the Company’s limited liability company agreement. Other than the Company’s limited liability company agreement, such Company Units are not subject to any shareholders agreement, voting agreement, proxies, registration rights agreement or other similar agreements relating to the Company Units.

ARTICLE VIII

COVENANTS OF THE COMPANY AND HOLDINGS

Section 8.01 Conduct of Business. From the date of this Agreement until the earlier of the Closing or the termination of this Agreement in accordance with its terms (the “Interim Period”), the Company shall, and shall cause its Subsidiaries to, except as expressly contemplated by this Agreement, as set forth on Schedule 8.01, or as consented to by Acquiror in writing (which consent shall not be unreasonably conditioned, withheld, delayed or denied), (i) use its commercially reasonable efforts to operate its business in the ordinary course of business (including, for the avoidance of doubt, recent past practice in light of COVID-19 and it being understood and agreed that, any commercially reasonable action taken, or omitted to be taken, that relates to, or arises out of, COVID-19 shall be deemed to be in the ordinary course of business), and (ii) use its commercially reasonable efforts to keep available the services of the current officers, key employees and consultants of the Company and its Subsidiaries, and to maintain its goodwill and preserve the current relationships of the Company and its Subsidiaries with material customers, material suppliers and other persons with whom the Company or any of its Subsidiaries has material business relations. Notwithstanding anything to the contrary contained herein, nothing herein shall prevent the Company or any of its Subsidiaries from taking or failing to take any commercially reasonable action in good faith, including the establishment of any commercially reasonable policy, procedure or protocol, in response to COVID-19 or any COVID-19 Measures and (x) no such actions or failure to take such actions shall be deemed to violate or breach this Agreement in any way, (y) all such actions or failure to take such actions shall be deemed to constitute an action taken in the ordinary course of business and (z) no such actions or failure to take such actions shall serve as a basis for Acquiror to terminate this Agreement or assert that any of the conditions to the Closing contained herein have not been satisfied. Without limiting the generality of the foregoing, except as contemplated by this Agreement, as set forth on Schedule 8.01, as consented to by Acquiror in writing (which consent shall not be unreasonably conditioned, withheld, delayed or denied), or as required by Law, the Company shall not, and the Company shall cause its Subsidiaries not to, during the Interim Period, except as otherwise contemplated by this Agreement:

(a) change or amend the certificate of formation, limited liability company agreement, or other organizational documents of the Company or any of the Company’s Subsidiaries, except as otherwise required by Law;

(b) make, declare, set aside, establish a record date for or pay any dividend or distribution, other than any dividends or distributions from any wholly owned Subsidiary of the Company to the Company or to any other wholly owned Subsidiaries of the Company;

(c) enter into, assume, assign, partially or completely amend any material term of, modify any material term of or terminate (excluding any expiration in accordance with its terms) any collective bargaining or similar agreement (including agreements with works councils and trade unions and side letters) to which the Company or its Subsidiaries is a party or by which it or any of its Subsidiaries is bound, other than entry into such agreements in the ordinary course of business;

(d) (i) issue, deliver, sell, transfer, pledge, dispose of or place any Lien (other than a Permitted Lien) on any units of limited liability company interests or any other equity or voting securities of the Company or any of its Subsidiaries or (ii) issue or grant any options, warrants or other rights to purchase or obtain any units of limited liability company interests or any other equity or voting securities of the Company;

(e) sell, assign, transfer, convey, lease, license, abandon, allow to lapse or expire, subject to or grant any Lien (other than Permitted Liens) on, or otherwise dispose of, any material assets, rights or properties of

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the Company and its Subsidiaries, taken as a whole, other than the sale or license of Software, goods and services to customers, or the sale or other disposition of assets or equipment deemed by the Company in its reasonable business judgment to be obsolete or no longer material to the business of the Company and its Subsidiaries, in each such case, in the ordinary course of business, or the license of Intellectual Property in the ordinary course of business or the lapse or expiration of issued or registered Intellectual Property at the end of the applicable statutory term;

(f) (i) cancel or compromise any material claim or material amount of Indebtedness owed to the Company or any of its Subsidiaries; (ii) settle any pending or threatened Action, (A) if such settlement would require payment by the Company in an amount greater than $250,000, (B) to the extent such settlement includes an agreement to accept or concede injunctive relief, or (C) to the extent such settlement involves a Governmental Authority or alleged criminal wrongdoing; or (iii) agree to modify in any respect materially adverse to the Company and its Subsidiaries any confidentiality or similar Contract to which the Company or any of its Subsidiaries are a party;

(g) except as otherwise required by Law or by the terms of any existing Company Benefit Plans set forth on Schedule 5.13(a) as in effect on the date hereof, (i) increase the compensation or benefits of any Company Employee except (A) for increases in salary, hourly wage rates, or bonus opportunities or benefits made in the ordinary course of business to Company Employees with an annual base salary less than $200,000 or (B) for ordinary course annual salary increases for 2021 for all employees that do not materially exceed, in the aggregate, salary increases paid by the Company and its Subsidiaries in calendar year 2020; (ii) make any grant of, or modify the amount or any right to receive, any severance, retention or termination payment to any Person, except in connection with the promotion of any Company Employee with an annual base salary of less than $200,000, or any hiring or firing (to the extent permitted by clause (iv) of this paragraph) of any employee in the ordinary course of business; (iii) make any change in the executive officers of the Company or any of its Subsidiaries, including the hiring of additional officers or the termination of existing officers; (iv) hire or fire any employee of the Company or its Subsidiaries or any other individual who is providing or will provide services to the Company or its Subsidiaries other than any employee with an annual base salary of less than $200,000 in the ordinary course of business; or (v) establish, adopt, enter into, amend in any material respect or terminate any material Company Benefit Plan or any material plan, agreement, program, policy, trust, fund or other arrangement that would be a material Company Benefit Plan if it were in existence as of the date of this Agreement, except as required by the terms of any existing Company Benefit Plan;

(h) other than any transactions solely between or among the Company or its Subsidiaries or solely between or among the Company’s Subsidiaries, directly or indirectly acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by purchasing all of or a substantial equity interest in, or by any other manner, any business or any corporation, partnership, limited liability company, joint venture, association or other entity or Person or division thereof;

(i) make any loans or advance any money or other property to any Person, except for (A) advances in the ordinary course of business to employees or officers of the Company or any of its Subsidiaries for expenses not to exceed $25,000 individually or $100,000 in the aggregate, (B) prepayments and deposits paid to suppliers of the Company or any of its Subsidiaries in the ordinary course of business, or (C) trade credit extended to customers of the Company or any of its Subsidiaries in the ordinary course of business;

(j) (x) terminate (excluding any expiration in accordance with its terms) any Material Contract, or any Lease related to the Leased Real Property, other than in the ordinary course of business, or (y) acquire any real property;

(k) redeem, purchase or otherwise acquire, any units of limited liability company interests (or other equity interests) of the Company or any of its Subsidiaries or any securities or obligations convertible (whether currently convertible or convertible only after the passage of time or the occurrence of certain events) into or exchangeable for any units of limited liability company interests (or other equity interests) of the Company or any of its Subsidiaries;

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(l) adjust, split, combine, subdivide, recapitalize, reclassify or otherwise effect any change in respect of units of limited liability company interests or other equity interests or securities of the Company or any of its Subsidiaries;

(m) make any change in its accounting principles or methods of accounting materially affecting the reported consolidated assets, liabilities or results of operations of the Company and its Subsidiaries, other than as may be required by applicable Law, GAAP or regulatory guidelines;

(n) adopt or enter into a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or its Subsidiaries (other than the Transactions);

(o) make or change any material Tax election, adopt or change any material accounting method with respect to Taxes, file any amended material Tax Return, settle or compromise any material Tax liability, enter into any material closing agreement with respect to any material Tax, surrender any right to claim a material refund of Taxes or consent to any extension or waiver of the limitations period applicable to any material Tax claim or assessment other than in the ordinary course, or enter into any Tax sharing or Tax indemnification agreement (except, in each case, for such agreements that are commercial contracts not primarily relating to Taxes) , if such action would have the effect of materially increasing the present or future Tax liability or materially decreasing any present or future Tax asset of the Company or any its Subsidiaries in a manner that will disproportionately affect Acquiror’s stockholders (as compared to Holdings and its members) after the Closing;

(p) directly or indirectly, incur, or modify in any material respect the terms of, any Indebtedness, or issue any debt securities or assume, guarantee or endorse, or otherwise become responsible for, the obligations of any Person for Indebtedness (other than (i) amending, modifying or replacing any of the Company’s or its Subsidiaries’ existing revolving credit facilities, so long as any such amendment, modification or replacement does not increase the Company’s or its Subsidiaries’ overall borrowing capacity, (ii) the incurrence of interest on Indebtedness of the Company and its Subsidiaries outstanding as of the date of this Agreement or thereafter incurred in accordance herewith, (iii) Indebtedness under capital leases entered into in the ordinary course of business, (iv) Indebtedness under the Company’s or its Subsidiaries’ existing revolving credit facilities (or any replacement revolving credit facility(ies) entered into pursuant to clause (i)) up to an amount not to exceed $15,000,000 and incurred to fund the Company’s or its Subsidiaries’ operations in the ordinary course of business (provided, that no such borrowing(s) in excess of $5,000,000 will be made by the Company or any of its Subsidiaries pursuant to this clause (iv) without providing prior written notice to Acquiror) and (v) any other Indebtedness not contemplated in clauses (i), (ii), (iii) or (iv) which does not, individually or in the aggregate, exceed $200,000);

(q) voluntarily fail to maintain in full force and effect material insurance policies covering the Company and its Subsidiaries and their respective properties, assets and businesses in a form and amount consistent with past practices;

(r) enter into any transaction or Contract, or amend in any material respect any existing Contract, with any Person that, to the knowledge of the Company, is an Affiliate of Holdings, the Company or its Subsidiaries (excluding ordinary course payments of annual compensation, provision of benefits or reimbursement of expenses in respect of members or stockholders who are officers or directors of the Company or its Subsidiaries and excluding transactions between or among the Company or any of its Subsidiaries);

(s) enter into any agreement that materially restricts the ability of the Company or its Subsidiaries to engage or compete in any line of business or enter into a new line of business;

(t) make any capital expenditures that in the aggregate exceed $100,000, other than any capital expenditure (or series of related capital expenditures) consistent in all material respects with the Company’s annual capital expenditures budget for periods following the date hereof, made available to Acquiror; or

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(u) enter into any agreement, or otherwise become obligated, to do any action prohibited under this Section 8.01.

Section 8.02 Inspection. Subject to confidentiality obligations and similar restrictions that may be applicable to information furnished to the Company or any of its Subsidiaries by third parties that may be in the Company’s or any of its Subsidiaries’ possession from time to time, and except for any information which (x) relates to interactions with prospective buyers of the Company or the negotiation of this Agreement or the Transactions, (y) is prohibited from being disclosed by applicable Law, or (z) in the opinion of legal counsel of the Company would result in the loss of attorney-client privilege or other privilege from disclosure (provided that in the case of clauses (y) and (z), to the extent possible, the Parties shall use commercially reasonable efforts to permit disclosure of such information in a manner that is compliant with applicable Law and preserves such privilege), the Company shall, and shall cause its Subsidiaries to, afford to Acquiror and its Representatives reasonable access during the Interim Period, during normal business hours and with reasonable advance notice, in such manner as to not materially interfere with the normal operation of the Company and its Subsidiaries and so long as reasonably feasible or permissible under applicable Law, to all of their respective properties, books, Contracts, commitments, Tax Returns, records and appropriate officers and employees of the Company and its Subsidiaries, and shall use its and their commercially reasonable efforts to furnish such Representatives with all financial and operating data and other information concerning the affairs of the Company and its Subsidiaries that are in the possession of the Company or its Subsidiaries, in each case, as Acquiror and its Representatives may reasonably request solely for purposes of consummating the Transactions; provided however that Acquiror shall not be permitted to perform any environmental sampling at any Leased Real Property, including sampling of soil, groundwater, surface water, building materials, or air or wastewater emissions. The Parties shall use commercially reasonable efforts to make alternative arrangements for such disclosure where the restrictions in the preceding sentence apply. Any request pursuant to this Section 8.02 shall be made in a time and manner so as not to delay the Closing. All information obtained by Acquiror and its Representatives under this Agreement shall be subject to the Confidentiality Agreement prior to the Closing.

Section 8.03 HSR Act and Regulatory Approvals.

(a) In connection with the Transactions, the Company shall (and, to the extent required, shall cause its Affiliates to) comply promptly but in no event later than ten (10) Business Days after the date hereof with the notification and reporting requirements of the HSR Act; provided that, in the event the Federal Trade Commission or the U.S. Department of Justice is closed or not accepting such filings under the HSR Act (a “Government Closure”), such days shall be extended day-for-day, for each Business Day the Government Closure is in effect. The Company shall (i) use commercially reasonable efforts to substantially comply with any Information or Document Requests, (ii) request early termination of any waiting period under the HSR Act, and (iii) reasonably cooperate with the Acquiror in good faith and, subject to reasonable confidentiality considerations, furnish all information and documents reasonably requested by the Acquiror, in each case for the purpose of completing any reasonably required filings or submissions under the HSR Act relating to the Transactions and obtaining all reasonably required consents, authorizations, clearances, waivers, actions or non-actions reasonably required from a Governmental Authority to complete lawfully the Transactions as soon as practicable.

(b) The Company shall promptly furnish to Acquiror copies of any notices or written communications received by the Company or any of its Affiliates from any third party or any Governmental Authority, and detail any substantive oral communications between the Company or any of its Affiliates and any Governmental Authority, with respect to the Transactions, and the Company shall permit counsel to Acquiror an opportunity to review in advance, and the Company shall consider in good faith the views of such counsel in connection with, any proposed written communications by the Company or its Affiliates to any Governmental Authority concerning the Transactions; provided that the Company shall not extend any waiting period or comparable period under the HSR Act or enter into any agreement with any Governmental Authority without the written consent of Acquiror. The Company agrees to provide, to the extent permitted by the applicable Governmental Authority, Acquiror and its counsel the opportunity, on reasonable advance

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notice, to participate in any substantive meetings or discussions, whether in person, by telephone or otherwise, between the Company or any of its Affiliates, agents or advisors, on the one hand, and any Governmental Authority, on the other hand, concerning or in connection with the Transactions.

(c) Notwithstanding anything in this Agreement to the contrary, nothing in this Section 8.03 or any other provision of this Agreement shall require or obligate the Company or any of its Subsidiaries or Affiliates to (i) proffer, consent or agree to a Governmental Order or other agreement providing for (A) the sale, licensing or other disposition, or the holding separate, of particular assets, categories of assets or lines of business of the Company or any of its Subsidiaries or Affiliates or (B) the termination, amendment or assignment of existing relationships and contractual rights and obligations of the Company or any of its Subsidiaries or Affiliates or (ii) effect the disposition, licensing or holding separate of assets or lines of business or the termination, amendment or assignment of existing relationships and contractual rights, and further provided, that, notwithstanding anything in this Agreement to the contrary, nothing in this Section 8.03 or any other provision of this Agreement shall require or obligate the Company or any other Person to take any actions with respect to the Company’s Affiliates (other than the Company or any Subsidiary thereof) and any investment funds or investment vehicles affiliated with, or managed or advised by, Holdings’ or any portfolio company (as such this term is commonly understood in the private equity industry) or investment of Holdings’ Affiliates or of any such investment fund or investment vehicle.

Section 8.04 No Claim Against the Trust Account. The Company and Holdings each acknowledges that it has read Acquiror’s final prospectus, dated February 8, 2021 and other SEC Reports, the Acquiror Organizational Documents, and the Trust Agreement, and (b) it understands that Acquiror has established the Trust Account described therein for the benefit of Acquiror’s public stockholders and that disbursements from the Trust Account are available only in the limited circumstances set forth in the Trust Agreement. The Company and Holdings each further acknowledges that, if the Transactions, or, in the event of a termination of this Agreement, another Business Combination, are not consummated by February 8, 2023 or such later date as approved by the stockholders of Acquiror to complete a Business Combination, Acquiror will be obligated to return to its stockholders the amounts being held in the Trust Account. Accordingly, notwithstanding any other provision of this Agreement, each of the Company and Holdings (on behalf of itself and its Affiliates) hereby (i) agrees that it does not now have, and shall not at any time prior to the Second Effective Time have, any claim to, and shall not make any claim against, the Trust Account, regardless of whether such claim arises as a result of, in connection with or relating in any way to, the business relationship between Acquiror, on the one hand, and the Company and Holdings, on the other hand, this Agreement, or any other agreement or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to in this Section 8.04 as the “Claims”), and (ii) irrevocably waives any past, present or future Claims of any kind against, and any right to access, the Trust Account, or to collect from the Trust Account any monies that may be owed to them by Acquiror or any of its Affiliates for any reason whatsoever, and will not seek recourse against the Trust Account at any time for any reason whatsoever. This Section 8.04 shall survive the termination of this Agreement for any reason; provided that nothing in this Section 8.04 shall serve to limit or prohibit the Company’s or Holdings’ right to pursue a claim against Acquiror or any of its Affiliates for legal relief against assets held outside the Trust Account (including from and after the consummation of a Business Combination other than as contemplated by this Agreement) or pursuant to Section 13.13 for specific performance or other injunctive relief. This Section  8.04 shall survive the termination of this Agreement for any reason.

Section 8.05 Proxy Solicitation; Other Actions.

(a) The Company agrees to use commercially reasonable efforts to provide to Acquiror not later than July 9, 2021, (i) audited financial statements, including combined balance sheets as of December 31, 2020 and December 31, 2019 and combined statements of income and comprehensive income, members’ equity and cash flows, of the Company and its Subsidiaries for the years ended December 31, 2020, December 31, 2019 and December 31, 2018, in each case, prepared in accordance with GAAP and Regulation S-X and audited in accordance with the auditing standards of the PCAOB, and (ii) reviewed financial statements,

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including consolidated condensed balance sheets and consolidated condensed statements of income and comprehensive income, members’ equity and cash flows, of the Company and its Subsidiaries as at, and for the three (3) months ended, March 31, 2021 and March 31, 2020, in each case, prepared in accordance with GAAP and Regulation S-X. The Company shall be available to, and the Company and its Subsidiaries shall use commercially reasonable efforts to make their officers and employees available to, in each case, during normal business hours and upon reasonable advanced notice, Acquiror and its counsel in connection with (A) the drafting of the Proxy Statement and (B) responding in a timely manner to comments on the Proxy Statement from the SEC. Without limiting the generality of the foregoing, the Company shall reasonably cooperate with Acquiror in connection with the preparation for inclusion in the Proxy Statement of pro forma financial statements that comply with the requirements of Regulation S-X under the rules and regulations of the SEC (as interpreted by the staff of the SEC).

(b) From and after the date on which the Proxy Statement is mailed to Acquiror’s stockholders, the Company will give Acquiror prompt written notice of any action taken or not taken by the Company or its Subsidiaries or of any development regarding the Company or its Subsidiaries, in any such case which is or becomes known by the Company, that would cause the Proxy Statement to contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in light of the circumstances under which they were made, not misleading; provided that, if any such action shall be taken or fail to be taken or such development shall otherwise occur, Acquiror and the Company shall cooperate fully to cause an amendment or supplement to be made promptly to the Proxy Statement, such that the Proxy Statement no longer contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements, in light of the circumstances under which they were made, not misleading; provided further however, that no information received by Acquiror pursuant to this Section 8.05 shall operate as a waiver or otherwise affect any representation, warranty or agreement given or made by the party who disclosed such information, and no such information shall be deemed to change, supplement or amend the Schedules.

Section 8.06 Code Section 280G. To the extent that any “disqualified individual” (within the meaning of Section 280G(c) of the Code and the regulations thereunder) has the right to receive any payments or benefits that could be deemed to constitute “parachute payments” (within the meaning of Section 280G(b)(2)(A) of the Code and the regulations thereunder), then, the Company will: (a) no later than six (6) days prior to the Closing Date, solicit and use commercially reasonable efforts to obtain from each such “disqualified individual” a waiver of such disqualified individual’s rights to some or all of such payments or benefits (the “Waived 280G Benefits”) so that any remaining payments or benefits shall not be deemed to be “excess parachute payments” (within the meaning of Section 280G of the Code and the regulations thereunder); and (b) no later than three (3) days prior to the Closing Date, with respect to each individual who agrees to the waiver described in clause (a), submit to a vote of holders of the equity interests of the Company entitled to vote on such matters, in the manner required under Section 280G(b)(5) of the Code and the regulations promulgated thereunder, along with adequate disclosure intended to satisfy such requirements (including Q&A 7 of Section 1.280G-1 of such regulations), the right of any such “disqualified individual” to receive the Waived 280G Benefits. Prior to, and in no event later than four (4) days prior to soliciting such waivers and approval, the Company shall provide drafts of such waivers and approval materials to Acquiror for its reasonable review and comment, and the Company shall consider in good faith any changes reasonably requested by Acquiror. No later than seven (7) days prior to soliciting the waivers, the Company shall provide Acquiror with the calculations and related documentation to determine whether and to what extent the vote described in this Section 8.06 is necessary in order to avoid the imposition of Taxes under Section 4999 of the Code. Prior to the Closing Date, the Company shall deliver to Acquiror evidence that a vote of the sole member of the Company was solicited in accordance with the foregoing and whether the vote of the sole member of the Company was obtained with respect to the Waived 280G Benefits or that the vote did not pass and the Waived 280G Benefits will not be paid or retained.

Section 8.07 Form W-9. At the Closing, Holdings shall deliver to Acquiror a properly completed and duly executed IRS Form W-9.

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Section 8.08 Holdings Transfer Restriction. Prior to the First Effective Time, Holdings shall not directly or indirectly sell, transfer, subject to any Lien or permit to be subjected to any Lien (in each case, other than any Permitted Lien and restrictions under applicable Securities Laws and the Company’s limited liability company agreement), assign, pledge or otherwise dispose of any Company Units.

ARTICLE IX

COVENANTS OF ACQUIROR

Section 9.01 HSR Act and Regulatory Approvals.

(a) In connection with the Transactions, Acquiror shall (and, to the extent required, shall cause its Affiliates to) comply promptly, but in no event later than ten (10) Business Days after the date hereof, with the notification and reporting requirements of the HSR Act, including requesting early termination of any waiting period under the HSR Act; provided that, in the event that there is a Government Closure, such days shall be extended day-for-day, for each Business Day the Government Closure is in effect. Acquiror shall use commercially reasonable efforts to (i) substantially comply with any Information or Document Requests, (ii) obtain termination or expiration of the waiting period under the HSR Act, (iii) prevent the entry in any Action brought by a Regulatory Consent Authority or any other Person of any Governmental Order which would prohibit, make unlawful or delay the consummation of the transactions contemplated by this Agreement, (iv) if any such Governmental Order is issued in any such Action, cause such Governmental Order to be lifted and (v) cooperate with the Company in good faith and, subject to reasonable confidentiality considerations, furnish all information and documents reasonably requested by the Company, in each case for the purpose of completing any filings or submissions under the HSR Act relating to the Transactions and obtaining all consents, authorizations, clearances, waivers, actions or non-actions required from a Governmental Authority to complete lawfully the Transactions as soon as practicable.

(b) Acquiror shall promptly furnish to the Company copies of any notices or written communications received by Acquiror or any of its Affiliates from any third party or any Governmental Authority, and detail any substantive oral communications between Acquiror or any of its Affiliates and any Governmental Authority, in each case, with respect to the Transactions, and Acquiror shall permit counsel to the Company an opportunity to review in advance, and Acquiror shall consider in good faith the views of such counsel in connection with, any proposed written communications by Acquiror or its Affiliates to any Governmental Authority concerning the Transactions; provided, that Acquiror shall not extend any waiting period or comparable period under the HSR Act or enter into any agreement with any Governmental Authority in respect of the transactions contemplated by this Agreement without the written consent of the Company. Acquiror agrees to provide, unless prohibited by the applicable Governmental Authority, the Company and its counsel the opportunity, on reasonable advance notice, to participate in any substantive meetings or discussions, whether in person, by telephone or otherwise, between Acquiror or any of its Affiliates, agents or advisors, on the one hand, and any Governmental Authority, on the other hand, concerning or in connection with the Transactions.

(c) Acquiror shall cooperate in good faith with the Regulatory Consent Authorities and use commercially reasonable efforts to undertake promptly any and all action required by a Regulatory Consent Authority to complete lawfully the transactions contemplated by this Agreement as soon as practicable (but in any event prior to the Termination Date) and, with the prior written consent of the Company, all action necessary or advisable to avoid, prevent, eliminate or remove the actual or threatened commencement of any proceeding in any forum by or on behalf of any Regulatory Consent Authority or the issuance of any Governmental Order by a Regulatory Consent Authority that would delay, enjoin, prevent, restrain or otherwise prohibit the consummation of the Transactions, including (i) proffering and consenting or agreeing to a Governmental Order or other agreement providing for (A) the sale, licensing or other disposition, or the holding separate, of particular assets, categories of assets or lines of business of the Company or Acquiror or (B) the termination, amendment or assignment of existing relationships and contractual rights and obligations of the Company or Acquiror, and (ii) promptly effecting the disposition, licensing or holding separate of assets or lines of business, or the

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termination, amendment or assignment of existing relationships and contractual rights, in each case, at such time as may be necessary to permit the lawful consummation of the transactions contemplated hereby on or prior to the Termination Date; provided, that, notwithstanding anything in this Agreement to the contrary, nothing in this Section 9.01 or any other provision of this Agreement shall require or obligate Acquiror or any other Person to take any actions with respect to Acquiror’s Affiliates, the Sponsor, any Note Investor, or any of the respective Affiliates of any the foregoing (the “Excluded Persons”) or any investment funds or investment vehicles affiliated with, or managed or advised by, any Excluded Person, or any portfolio company (as such term is commonly understood in the private equity industry) or investment of any Excluded Person or of any such investment fund or investment vehicle. The entry by any Governmental Authority in any Action of a Governmental Order permitting the consummation of the transactions contemplated hereby but requiring any of the assets or lines of business of Acquiror to be sold, licensed or otherwise disposed or held separate thereafter (including the business and assets of the Company and its Subsidiaries) shall not be deemed a failure to satisfy any condition specified in ARTICLE XI.

(d) Except as required by this Agreement, Acquiror shall not acquire or agree to acquire any equity interests, business or material assets of any business that would reasonably be expected to materially impair or delay the receipt of approval of the transactions contemplated hereby by the Regulatory Consent Authorities or the receipt of a grant of early termination in respect of any waiting period under the HSR Act.

Section 9.02 Indemnification and Insurance.

(a) From and after the First Effective Time, Acquiror agrees that it shall indemnify and hold harmless each present and former director, manager and officer of the Company and Acquiror and each of their respective Subsidiaries against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any Action, whether civil, criminal, administrative or investigative, arising out of or pertaining to matters existing or occurring at or prior to the First Effective Time, whether asserted or claimed prior to, at or after the First Effective Time, to the fullest extent that the Company, Acquiror or their respective Subsidiaries, as the case may be, would have been permitted under applicable Law and their respective certificate of incorporation, certificate of formation, bylaws, limited liability company agreement or other organizational documents in effect on the date of this Agreement to indemnify such Person (including the advancing of expenses as incurred to the fullest extent permitted under applicable Law and indemnification and advancement for any expenses or other costs incurred by any such Person to enforce the provisions of this Section to the fullest extent permitted by applicable Law). Without limiting the foregoing, Acquiror shall cause the Ultimate Surviving Corporation and each of its Subsidiaries to, (i) maintain for a period of not less than six (6) years from the First Effective Time provisions in its certificate of incorporation, bylaws and other organizational documents concerning the indemnification, exculpation and exoneration (including provisions relating to expense advancement) of current or former officers and directors/managers that are no less favorable to those Persons than the provisions of such certificates of incorporation, bylaws, certificates of formation, limited liability company agreements and other organizational documents as of the date of this Agreement, and (ii) not amend, repeal or otherwise modify such provisions in any respect that would adversely affect the rights of those Persons thereunder, in each case, except as required by Law.

(b) For a period of six (6) years from the First Effective Time, Acquiror shall, or shall cause one or more of its Subsidiaries to, maintain in effect directors’ and officers’ liability insurance covering those Persons who are currently covered by the Company’s or any of its Subsidiaries’ managers’ (or equivalent) and officers’ liability insurance policies (true, correct and complete copies of which have been heretofore made available to Acquiror or its agents or representatives) on terms not less favorable than the terms of such current insurance coverage, except that in no event shall Acquiror or its Subsidiaries be required to pay an annual premium for such insurance in excess of 300% of the aggregate annual premium payable by the Company and its Subsidiaries for such insurance policy for the year ended December 31, 2020; provided however that (i) Acquiror may cause coverage to be extended under the current managers’ (or equivalent) and officers’ liability insurance by obtaining a six (6) year “tail” policy containing terms not materially less

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favorable than the terms of such current insurance coverage with respect to claims existing or occurring at or prior to the First Effective Time (the “D&O Tail”), and (ii) if any claim is asserted or made within such six (6) year period, any insurance required to be maintained under this Section 9.02 shall be continued in respect of such claim until the final disposition thereof.

(c) Acquiror and the Company hereby acknowledge (on behalf of themselves and their respective Subsidiaries) that the indemnified Persons under this Section 9.02 may have certain rights to indemnification, advancement of expenses or insurance provided by current stockholders, members, or other Affiliates of such stockholders or members (“Indemnitee Affiliates”) separate from the indemnification obligations of the Acquiror, the Company and their respective Subsidiaries hereunder. The Parties hereby agree (i) that the Acquiror, the Company and their respective Subsidiaries are the indemnitors of first resort (i.e., its obligations to the indemnified Persons under this Section 9.02 are primary and any obligation of any Indemnitee Affiliate to advance expenses or to provide indemnification for the same expenses or liabilities incurred by the indemnified Persons under this Section 9.02 are secondary), (ii) that the Acquiror, the Company and their respective Subsidiaries shall be required to advance the full amount of expenses incurred by the indemnified Persons under this Section 9.02 and shall be liable for the full amount of all expenses, judgments, penalties, fines and amounts paid in settlement to the extent legally permitted and required by the Acquiror’s, the Company’s and their respective Subsidiaries’ organizational documents or any director, manager or officer indemnification agreements, without regard to any rights the indemnified Persons under this Section 9.02 may have against any Indemnitee Affiliate, and (iii) that the Parties (on behalf of themselves and their respective Subsidiaries) irrevocably waive, relinquish and release the Indemnitee Affiliates from any and all claims against the Indemnitee Affiliates for contribution, subrogation or any other recovery of any kind in respect thereof.

(d) Notwithstanding anything contained in this Agreement to the contrary, this Section 9.02 shall survive the consummation of the First Merger and the Second Merger indefinitely and shall be binding, jointly and severally, on Acquiror, the Initial Surviving Company and the Ultimate Surviving Corporation and all successors and assigns of Acquiror, the Initial Surviving Company and the Ultimate Surviving Corporation. In the event that Acquiror, the Initial Surviving Company or the Ultimate Surviving Corporation or any of their respective successors or assigns consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of Acquiror, the Initial Surviving Company or the Ultimate Surviving Corporation, as the case may be, shall succeed to the obligations set forth in this Section 9.02.

(e) The obligations under this Section 9.02 shall not be terminated or modified, in each case, following the Closing, in such a manner as to affect adversely any indemnified Person or Indemnitee Affiliate to whom this Section 9.02 applies without the consent of such affected indemnified Person or Indemnitee Affiliate. The provisions of this Section 9.02 are intended for the benefit of, and will be enforceable by (as express third-party beneficiaries), each Indemnitee Affiliate and each current and former officer, director, manager or similar functionary of the Company and its Subsidiaries and his or her heirs and representatives, successors and assigns and are in addition to, and not in substitution for, any other rights to indemnification or contribution that any such Person may have had by contract or otherwise.

Section 9.03 Conduct of Acquiror During the Interim Period.

(a) During the Interim Period, except as set forth on Schedule 9.03 or as contemplated by this Agreement, as required by Law, or as consented to by the Company in writing (which consent shall not be unreasonably conditioned, withheld, delayed or denied), Acquiror shall not and shall not permit any of its Subsidiaries to:

(i) change, modify or amend the Trust Agreement, the Acquiror Organizational Documents or the organizational documents of Merger Sub;

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(ii) (A) declare, set aside or pay any dividends on, or make any other distribution in respect of, any outstanding capital stock of, or other equity interests in, Acquiror; (B) split, subdivide, combine, consolidate, convert or reclassify any capital stock of, or other equity interests in, Acquiror; or (C) other than in connection with the Acquiror Stockholder Redemption or as otherwise required by the Acquiror Organizational Documents in order to consummate the Transactions, repurchase, redeem or otherwise acquire, or offer to repurchase, redeem or otherwise acquire, any capital stock of, or other equity interests in, Acquiror;

(iii) make, change or revoke any material Tax election, adopt or change any material accounting method with respect to Taxes, file any amended material Tax Return, settle or compromise any material Tax liability, enter into any material closing agreement with respect to any Tax, surrender any right to claim a material refund of Taxes or consent to any extension or waiver of the limitations period applicable to any material Tax claim or assessment or enter into any Tax sharing or Tax indemnification agreement (except, in each case, for such agreements that are commercial contracts not primarily relating to Taxes) or similar agreement or take any similar action relating to Taxes, if such election, change, amendment, agreement, settlement, consent or other action would have the effect of materially increasing the present or future Tax liability or materially decreasing any present or future Tax asset of the Company or any its Subsidiaries in a manner that will disproportionately affect the Company’s members (as compared to the Acquiror’s stockholders) after the Closing;

(iv) enter into, renew or amend in any material respect, any transaction or Contract with an Affiliate of Acquiror (including, for the avoidance of doubt, (x) the Sponsor or anyone related by blood, marriage or adoption to the Sponsor, and (y) any Person in which the Sponsor has a direct or indirect legal, contractual or beneficial ownership interest of five percent (5%) or greater), other than any transaction or Contract pursuant to which the Sponsor or any of its Affiliates provides debt financing to Acquiror; provided, that in no event shall (i) any such debt financing contemplated by this Section 9.03(a)(iv) be convertible or converted into equity of Acquiror and (ii) the aggregate amount of any such debt financing exceed $1,500,000 without the prior written consent of the Company;

(v) waive, release, compromise, settle (or make any settlement or similar offer) or satisfy any pending or threatened material claim (which shall include, but not be limited to, any pending or threatened Action) or compromise or settle (or make any settlement or binding offer to compromise or settle) any liability, except where such waivers, releases, compromises, settlements or satisfactions involve only payment of monetary damages in an amount less than $250,000 in the aggregate;

(vi) incur, guarantee or otherwise become liable for (whether directly, contingently or otherwise) any Indebtedness, other than (A) Indebtedness for borrowed money or guarantee incurred between Acquiror and Merger Sub or (B) debt financing provided by Sponsor or any of its Affiliates to Acquiror; provided, that in no event shall (i) any Indebtedness or financing contemplated in clause (A) or (B) be convertible or converted into equity of Acquiror and (ii) the aggregate amount of Indebtedness and financing contemplated in clauses (A) and (B) exceed $1,500,000 without the prior written consent of the Company; or

(vii) (A) offer, issue, deliver, grant or sell, or authorize or propose to offer, issue, deliver, grant or sell, any capital stock of, other equity interests, equity equivalents, stock appreciation rights, phantom stock ownership interests or similar rights in, Acquiror or any of its Subsidiaries or any securities convertible into, or any rights, warrants or options to acquire, any such capital stock or equity interests, other than (x) issuance of Acquiror Common Stock in connection with the exercise of any Acquiror Warrants outstanding on the date hereof, or (y) issuance of the Notes pursuant to the Note Subscription Agreements or the issuance of shares of Acquiror Common Stock upon the conversion of the Notes in accordance with the Note Subscription Agreements and the Indenture, or (B) amend, modify or waive any of the terms or rights set forth in any Acquiror Warrant or the Warrant Agreement, including any amendment, modification or reduction of the warrant price set forth therein.

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(b) During the Interim Period, Acquiror shall, and shall cause its Subsidiaries to, comply with, and continue performing, as applicable, its and their respective obligations under the Acquiror Organizational Documents, the Trust Agreement and the Transaction Agreements.

Section 9.04 Note Financing. Unless otherwise approved in writing by Holdings and the Company (which approval shall not be unreasonably conditioned, withheld, delayed or denied, except in the event that the Note Investment Amount would be reduced), no Acquiror Party shall permit any amendment or modification to be made to, any waiver (in whole or in part) of, or provide consent to (including consent to termination), any provision or remedy under, or any replacements of, any of the Note Subscription Agreements in a manner adverse to Holdings, Acquiror or the Company. Acquiror shall use commercially reasonable efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable to consummate the transactions contemplated by the Note Subscription Agreements on the terms and conditions described therein, including maintaining in effect the Note Subscription Agreements and to: (i) satisfy in all material respects on a timely basis all conditions and covenants applicable to Acquiror in the Note Subscription Agreements and otherwise comply with its obligations thereunder, (ii) in the event that all conditions in the Note Subscription Agreements (other than conditions that Acquiror or any of its Affiliates control the satisfaction of, and other than those conditions that by their nature are to be satisfied at the Closing) have been satisfied, consummate the transactions contemplated by the Note Subscription Agreements at or prior to Closing; (iii) confer with the Company regarding timing of the expected Closing Date (as defined in the Note Subscription Agreements); (iv) deliver any required notices to counterparties to the Note Subscription Agreements sufficiently in advance of the Closing to allow them, in the event that all conditions to the counterparties’ obligations in the Note Subscription Agreements are satisfied (other than those conditions that by their nature are to be satisfied at Closing), to require and cause such counterparties to fund their obligations in advance of the Closing; and (v) without limiting Holdings’ and the Company’s rights to enforce certain provisions of such Note Subscription Agreements thereunder or pursuant to Section 13.13, enforce its rights under the Note Subscription Agreements in the event that all conditions in the Note Subscription Agreements (other than conditions that Acquiror or any of its Affiliates control the satisfaction of, and other than those conditions that by their nature are to be satisfied at the Closing) have been satisfied, to cause the applicable Note Investors to pay to (or as directed by) Acquiror the applicable portion of the Note Investment Amount, as applicable, set forth in the Note Subscription Agreements in accordance with their terms. Without limiting the generality of the foregoing, Acquiror shall give the Company, prompt written notice: (A) of any amendment to any Note Subscription Agreement (other than as a result of any assignments or transfers contemplated therein or otherwise permitted thereby); (B) of any breach or default (or any event or circumstance that, with or without notice, lapse of time or both, could give rise to any breach or default) by any party to any Note Subscription Agreement known to Acquiror; (C) of the receipt of any written notice or other written communication from any party to any Note Subscription Agreement with respect to any actual, potential, threatened or claimed expiration, lapse, withdrawal, breach, default, termination or repudiation by any party to any Note Subscription Agreement or any provisions of any Note Subscription Agreement; and (D) if Acquiror does not expect to receive all or any portion of the Note Investment Amount, on the terms, in the manner or from the Note Investors, as contemplated by the Note Subscription Agreements. Acquiror shall deliver all notices it is required to deliver under the Note Subscription Agreements on a timely basis and shall take all actions required under any Note Subscription Agreements with respect to the timely issuance and delivery of any physical certificates evidencing the shares of Acquiror Common Stock issuable upon conversion of the Notes as and when required under any such Note Subscription Agreement.

Section 9.05 Certain Transaction Agreements. Unless otherwise approved in writing by Holdings and the Company, no Acquiror Party shall permit any amendment or modification to be made to, any waiver (in whole or in part) or provide consent to (including consent to termination), of any provision or remedy under, or any replacement of, the Sponsor Agreement or the Voting and Support Agreement. Acquiror shall take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable to satisfy in all material respects on a timely basis all conditions and covenants applicable to Acquiror in the Sponsor Agreement and the Voting and Support Agreement and otherwise comply with its obligations thereunder and to enforce its rights thereunder. Without limiting the generality of the foregoing, Acquiror shall give the Company prompt written

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notice: (A) of any breach or default (or any event or circumstance that, with or without notice, lapse of time or both, would reasonably be expected to give rise to any breach or default) by any party to the Sponsor Agreement or the Voting and Support Agreement known to Acquiror; (B) of the receipt of any written notice or other written communication from any other party to the Sponsor Agreement or the Voting and Support Agreement with respect to any actual, potential, threatened or claimed expiration, lapse, withdrawal, breach, default, termination or repudiation by any party under any such agreement or any provisions of any such agreement.

Section 9.06 Inspection. Subject to confidentiality obligations and similar restrictions that may be applicable to information furnished to Acquiror or its Subsidiaries by third parties that may be in Acquiror’s or its Subsidiaries’ possession from time to time, and except for any information which in the opinion of legal counsel of Acquiror would result in the loss of attorney-client privilege or other privilege from disclosure (provided that, in such case, to the extent possible, the Parties use commercially reasonable efforts to permit disclosure of such information in a manner, or to an extent, that preserves such privilege), Acquiror shall afford to the Company, its Affiliates and their respective Representatives reasonable access during the Interim Period, during normal business hours and with reasonable advance notice, to their respective properties, books, Contracts, commitments, Tax Returns, records and appropriate officers and employees of Acquiror and its Subsidiaries, and shall furnish the Company, its Affiliates and such Representatives with all financial and operating data and other information concerning the affairs of Acquiror that are in the possession of Acquiror, in each case as the Company and its Representatives may reasonably request solely for purposes of consummating the Transactions. The Parties shall use commercially reasonable efforts to make alternative arrangements for such disclosure where the restrictions in the preceding sentence apply. All information obtained by the Company, its Affiliates and their respective Representatives under this Agreement shall be subject to the Confidentiality Agreement prior to the Second Effective Time.

Section 9.07 Acquiror Nasdaq Listing. From the date hereof through the Closing, Acquiror shall use commercially reasonable efforts to ensure Acquiror remains listed as a public company on, and for shares of Acquiror Common Stock and Acquiror Warrants to be listed on, Nasdaq.

Section 9.08 Acquiror Public Filings. From the date hereof through the Closing, Acquiror will keep current and timely file all reports required to be filed or furnished with the SEC and otherwise comply in all material respects with its reporting obligations under applicable Securities Laws.

Section 9.09 Trust Account. Upon satisfaction or waiver of the conditions set forth herein (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions at the Closing) and provision of notice thereof to the Trustee (which notice Acquiror shall provide to the Trustee in accordance with the terms of the Trust Agreement): (a) in accordance with and pursuant to the Trust Agreement and the Acquiror Organizational Documents, at the Closing, Acquiror: (i) shall cause the documents, opinions and notices required to be delivered to the Trustee pursuant to the Trust Agreement to be so delivered, including providing the Trustee with that certain termination letter attached as Exhibit A to the Trust Agreement (“Trust Termination Letter”), and (ii) shall use commercially reasonable efforts to cause the Trustee to distribute the Trust Account as directed in the Trust Termination Letter, including all amounts payable: (A) to stockholders who have properly elected to have their Acquiror Class A Common Stock redeemed for cash in accordance with the provisions of the Acquiror Organizational Documents; (B) for income tax or other tax obligations of Acquiror prior to Closing; (C) to the underwriters of the initial public offering of Acquiror with respect to the Deferred Discount; (D) for any transaction costs of Acquiror; and (E) as repayment of loans and reimbursement of expenses to directors, officers and stockholders of Acquiror; and (b)  thereafter, the Trust Agreement shall terminate, except as otherwise provided therein.

Section 9.10 Section 16 Matters. Prior to the First Effective Time, Acquiror shall take all commercially reasonable steps as may be required (to the extent permitted under applicable Law) to cause any acquisition or disposition of the Acquiror Common Stock or any derivative thereof that occurs or is deemed to occur by reason of or pursuant to the Transactions by each Person who is or would reasonably be expected to be subject to the

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reporting requirements of Section 16(a) of the Exchange Act with respect to Acquiror to be exempt under Rule 16b-3 promulgated under the Exchange Act, including by taking steps in accordance with the No-Action Letter, dated January 12, 1999, issued by the SEC regarding such matters.

Section 9.11 Acquiror Board of Directors. The Parties shall use commercially reasonable efforts to ensure that the individuals listed on Schedule 9.11 and the other persons identified by the applicable Party following the date hereof are elected and appointed as directors of Acquiror effective at the Closing; provided, that any such individuals not listed on Schedule 9.11 shall be identified as promptly as practicable following the date hereof (but in any event prior to the date on which the Registration Statement is filed with the SEC).

Section 9.12 Qualification as an Emerging Growth Company. Acquiror shall, at all times during the period from the date hereof until the Closing: (a) take all actions necessary to continue to qualify as an “emerging growth company” within the meaning of the Jumpstart Our Business Startups Act of 2012 (“JOBS Act”); and (b) not take any action that would cause Acquiror to not qualify as an “emerging growth company” within the meaning of the JOBS Act.

ARTICLE X

JOINT COVENANTS

Section 10.01 Support of Transaction. Without limiting any covenant contained in ARTICLE VIII or ARTICLE IX, including the obligations of the Company and Acquiror with respect to the notifications, filings, reaffirmations and applications described in Section 8.03 and Section 9.01, respectively, which obligations shall control to the extent of any conflict with the succeeding provisions of this Section 10.01, Acquiror, Holdings and the Company shall each, and shall each cause their respective Subsidiaries to use commercially reasonable efforts to (a) assemble, prepare and file any information (and, as needed, to supplement such information) as may be reasonably necessary to obtain as promptly as practicable all governmental and regulatory consents required to be obtained in connection with the Transactions, (b) obtain all material consents and approvals of third parties that any of Acquiror, the Company, or their respective Affiliates are required to obtain in order to consummate the Transactions; provided that, Holdings and the Company shall not be required to seek any such required consents or approvals of third party counterparties to Material Contracts with the Company or its Subsidiaries to the extent such Material Contract is otherwise terminable at will, for convenience or upon or after the giving of notice of termination by a party thereto unless otherwise agreed in writing by the Company and Acquiror, and (c) take such other action as another Party may reasonably request to satisfy the conditions of any other Party set forth in ARTICLE XI or otherwise to comply with this Agreement and to consummate and make effective the Transactions as soon as practicable. Notwithstanding the foregoing, in no event shall Acquiror, Merger Sub, Holdings, the Company or any of its Subsidiaries be obligated to bear any material expense or pay any material fee or grant any material concession in connection with obtaining any consents, authorizations or approvals pursuant to the terms of any Contract to which the Company or any of its Subsidiaries is a party or otherwise required in connection with the consummation of the Transactions. Without breach of any representation, warranty, covenant or agreement of Holdings or the Company under this Agreement or the Confidentiality Agreement and notwithstanding anything to the contrary contained herein or therein, the Company, Holdings or any of their respective Subsidiaries and Affiliates may purchase and/or sell (but may not redeem (including through the Acquiror Stockholder Redemption)) shares of Acquiror Common Stock at any time prior to the Closing; provided that, the Company and Holdings shall cause all shares so acquired that are owned by the Company, Holdings or any of their respective Subsidiaries or Affiliates as of the record date established pursuant to Section 10.02(b) to be voted in favor of each of the Acquiror Stockholder Matters.

Section 10.02 Proxy Statement; Acquiror Special Meeting.

(a) Proxy Statement.

(i) As promptly as practicable following the date of this Agreement (and in any event on or prior to the twentieth (20th) Business Day following delivery of the financial statements set forth in Section 8.05(a),

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and the delivery to Acquiror of any other information regarding Holdings, the Company and its Subsidiaries required by the SEC to be included in a proxy statement in connection with the Transactions, and subject to the Company and Holdings complying with their obligations under this Section 10.02), Acquiror shall (with the assistance and cooperation of the Company as reasonably requested by Acquiror), in accordance with this Section 10.02(a), prepare and file with the SEC, in preliminary form, a proxy statement in connection with the Transactions (as amended or supplemented, the “Proxy Statement”) to be sent to the stockholders of Acquiror in advance of the Special Meeting, for the purpose of, among other things: (A) providing Acquiror’s stockholders with the opportunity to redeem shares of Acquiror Common Stock by tendering such shares for redemption not later than 5:00 p.m. Eastern Time on the date that is two (2) Business Days prior to the date of the Special Meeting (the “Acquiror Stockholder Redemption”); and (B) soliciting proxies from holders of Acquiror Common Stock to vote at the Special Meeting, as adjourned or postponed, in favor of: (1) the adoption of this Agreement and approval of the Transactions (including the Mergers); (2) the issuance of shares of Acquiror Common Stock in connection with the First Merger (including as may be required under the Nasdaq); (3) the issuance of the Notes in connection with the Note Financing pursuant to the Note Subscription Agreements and subject to the terms and conditions of the Indenture, (4) the amendment and restatement of the Certificate of Incorporation in the form of the Acquiror Charter attached as Exhibit A hereto; (5) the approval of the adoption of the Management Equity Plans; (6) the election of the individuals set forth on Schedule 2.05(b) to serve as members of the board of directors of the Ultimate Surviving Corporation as of immediately following the Second Effective Time and until their respective successors are duly elected or appointed and qualified; (7) the designation of the classes of the members of the board of directors of the Ultimate Surviving Corporation as of immediately following the Second Effective Time, and (8) any other proposals the Parties agree are necessary or desirable to consummate the Transactions (collectively, the “Acquiror Stockholder Matters”). Without the prior written consent of the Company (which consent shall not be unreasonably withheld, conditioned, delayed or denied), the Acquiror Stockholder Matters shall be the only matters (other than procedural matters) which Acquiror shall propose to be acted on by the Acquiror’s stockholders at the Special Meeting, as adjourned or postponed. The Proxy Statement will comply as to form and substance with the applicable requirements of the Exchange Act and the rules and regulations thereunder. Acquiror shall (I) file the definitive Proxy Statement with the SEC, (II) cause the Proxy Statement to be mailed to its stockholders of record, as of the record date to be established by the board of directors of Acquiror in accordance with Section 10.02(b), as promptly as practicable following the earlier to occur of: (x) in the event the preliminary Proxy Statement is not reviewed by the SEC, the expiration of the waiting period in Rule 14a-6(a) under the Exchange Act; or (y) in the event the preliminary Proxy Statement is reviewed by the SEC, receipt of oral or written notification of the completion of the review by the SEC (such earlier date, the “Proxy Clearance Date”) and (III) commence a “broker search” in accordance with Rule 14a-13 of the Exchange Act at a reasonably appropriate time to facilitate such record date.

(ii) Prior to filing with the SEC, Acquiror will make available to the Company drafts of the Proxy Statement and any other documents to be filed with the SEC, both preliminary and final, and any amendment or supplement to the Proxy Statement or such other document, and will provide the Company with a reasonable opportunity to comment on such drafts and shall consider such comments in good faith. Acquiror shall not file any such documents with the SEC without the prior written consent of the Company (such consent not to be unreasonably withheld, conditioned, delayed or denied). Each of Acquiror and the Company will advise the other Party promptly after it receives notice of: (A) the time when the Proxy Statement has been filed; (B) in the event the preliminary Proxy Statement is not reviewed by the SEC, the expiration of the waiting period in Rule 14a-6(a) under the Exchange Act; (C) in the event the preliminary Proxy Statement is reviewed by the SEC, receipt of oral or written notification of the completion of the review by the SEC; (D) the filing of any supplement or amendment to the Proxy Statement; (E) any request by the SEC for amendment of the Proxy Statement; (F) any comments from the SEC relating to the Proxy Statement and responses thereto; and (G) requests by the SEC for additional information. Each of Acquiror and the Company shall reasonably cooperate and mutually agree upon (such agreement not to be unreasonably withheld, conditioned, delayed or denied) any response to any SEC comments on the Proxy Statement as promptly as practicable and shall use commercially reasonable efforts to have the Proxy Statement cleared by the SEC under the Exchange Act as promptly as practicable and to comply in all material respects with all legal requirements applicable thereto when

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filed with the SEC. Each of Acquiror and the Company agree that prior to responding to any requests or comments from the SEC, it will make available to the other Party drafts of any such response and provide the other Party with a reasonable opportunity to comment on such drafts.

(iii) Notwithstanding anything to the contrary set forth in this Agreement, if, at any time prior to the Special Meeting, there shall be discovered by Acquiror any information that should be set forth in an amendment or supplement to the Proxy Statement so that the Proxy Statement would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, Acquiror shall promptly file an amendment or supplement to the Proxy Statement containing such information; provided, that prior to filing such amendment or supplement, Acquiror will make available to the Company drafts of such amendment or supplement and provide the Company with a reasonable opportunity to comment on such drafts. If, at any time prior to the Closing, the Company discovers any information, event or circumstance relating to the Company, its business or any of its Affiliates, officers, directors or employees that should be set forth in an amendment or a supplement to the Proxy Statement so that the Proxy Statement would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then the Company shall promptly inform Acquiror of such information, event or circumstance.

(iv) Acquiror shall make all necessary filings with respect to the Transactions under the Securities Act, the Exchange Act and applicable “blue sky” laws, and any rules and regulations thereunder. The Company agrees to use commercially reasonable efforts to promptly provide Acquiror with all information concerning the business, management, operations, financial condition, officers, managers and members of the Company and its Subsidiaries and otherwise reasonably cooperate with Acquiror, in each case, as reasonably requested by Acquiror in connection with the Proxy Statement, a current report on Form 8-K pursuant to the Exchange Act in connection with the Transactions, or any other statement, filing, notice or application made by or on behalf of Acquiror, the Company or their respective Affiliates to the SEC or Nasdaq in connection with the Transactions.

(b) Acquiror Special Meeting. Acquiror shall, prior to or as promptly as practicable following the Proxy Clearance Date, establish a record date (which date shall be mutually agreed with the Company) for, duly call, and give notice of (in each case, in accordance with the Acquiror Organizational Documents), the Special Meeting. Acquiror shall convene and hold a meeting of Acquiror’s stockholders, for the purpose of obtaining the approval of the Acquiror Stockholder Matters (the “Special Meeting”), which meeting shall be held not more than twenty-five (25) days after the date on which Acquiror commences the mailing of the Proxy Statement to its stockholders. Acquiror shall use its commercially reasonable efforts to take all actions necessary (in its discretion or at the reasonable request of the Company) to obtain the approval of the Acquiror Stockholder Matters at the Special Meeting, including as such Special Meeting may be adjourned or postponed in accordance with this Agreement and the Acquiror Organizational Documents, including by soliciting proxies as promptly as practicable in accordance with applicable Law for the purpose of seeking the approval of the Acquiror Stockholder Matters. Acquiror shall include the Acquiror Board Recommendation in the Proxy Statement. The board of directors of Acquiror shall not (and no committee or subgroup thereof shall) change, withdraw, withhold, qualify or modify, or publicly propose to change, withdraw, withhold, qualify or modify, the Acquiror Board Recommendation for any reason. Acquiror agrees that its obligation to establish a record date for, duly call, give notice of, convene and hold the Special Meeting for the purpose of seeking approval of the Acquiror Stockholder Matters shall not be affected by any intervening event or circumstance, and Acquiror agrees to establish a record date for, duly call, give notice of, convene and hold the Special Meeting and submit for the approval of its stockholders the Acquiror Stockholder Matters, in each case in accordance with this Agreement and the Acquiror Organizational Documents, regardless of any intervening event or circumstance. Notwithstanding anything to the contrary contained in this Agreement, Acquiror shall only be entitled to (and, in the case of the following clauses (ii) and (iii), at the request of the Company, shall) postpone or adjourn the Special Meeting for a period of no longer than fifteen (15) days: (i) to ensure that any supplement or amendment to

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the Proxy Statement that the board of directors of Acquiror has determined in good faith is required by applicable Law is disclosed to Acquiror’s stockholders and for such supplement or amendment to be promptly disseminated to Acquiror’s stockholders prior to the Special Meeting; (ii) if, as of the time for which the Special Meeting is originally scheduled (as set forth in the Proxy Statement), there are insufficient shares of Acquiror Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business to be conducted at the Special Meeting; (iii) in order to solicit additional proxies from stockholders for purposes of obtaining approval of the Acquiror Stockholder Matters; or (iv) only with the prior written consent of the Company, for purposes of satisfying the condition set forth in Section 11.03(d) hereof; provided that, notwithstanding any longer adjournment or postponement period specified at the beginning of this sentence, in the event of any such postponement or adjournment, the Special Meeting shall be reconvened as promptly as practicable following such time as the matters described in such clauses have been resolved and, in each case, in accordance with the provisions of the Acquiror Organizational Documents.

Section 10.03 Exclusivity.

(a) During the Interim Period, each of Holdings and the Company shall not take, nor shall it permit any of its Affiliates or Representatives to take, whether directly or indirectly, any action to solicit, initiate or engage in discussions or negotiations with, or enter into any agreement with, or encourage, or provide information to, any Person (other than Acquiror or any of its Affiliates or Representatives) concerning any purchase of any of the Company’s or any of its Subsidiaries’ equity securities or the issuance and sale of any securities of, or limited liability company interests in, the Company or any of its Subsidiaries (other than any purchases of equity securities by the Company from employees of the Company or any of its Subsidiaries) or any merger or sale of substantial assets involving the Company or its Subsidiaries, other than immaterial assets or assets sold in the ordinary course of business (each such acquisition transaction, but excluding the Transactions, an “Acquisition Transaction”); provided that the execution, delivery and performance of this Agreement and the other Transaction Agreements and the consummation of the Transactions shall not be deemed a violation of this Section 10.03(a). The Company shall, and shall cause its Affiliates and Representatives to, immediately cease any and all existing discussions or negotiations with any Person conducted prior to the date hereof with respect to, or which is reasonably likely to give rise to or result in, an Acquisition Transaction. The Company and Holdings shall notify Acquiror promptly (but in no event later than forty-eight (48) hours) after receipt by the Company, Holdings, any of their respective Subsidiaries or any of their respective Representatives of any inquiry or proposal with respect to an Acquisition Transaction. In such notice, Holdings or the Company shall identify the third party making any such inquiry, proposal, indication or request with respect to an Acquisition Transaction and provide the details of the material terms and conditions of any such inquiry, proposal, indication or request. Notwithstanding the foregoing, nothing in this Section 10.03(a) shall require Holdings, the Company or any of their respective Subsidiaries to violate any Law or any obligation of confidentiality or non-disclosure owed by such party prior to the date of this Agreement.

(b) During the Interim Period, Acquiror shall not take, nor shall it permit any of its Affiliates or Representatives to take, whether directly or indirectly, any action to solicit, initiate, continue or engage in discussions or negotiations with, or enter into any agreement with, or encourage, respond, provide information to or commence due diligence with respect to, any Person (other than the Company, its members or any of their Affiliates or Representatives), concerning, relating to or which is intended or is reasonably likely to give rise to or result in, any offer, inquiry, proposal or indication of interest, written or oral relating to any Business Combination (a “Business Combination Proposal”) other than with the Company, its members and their respective Affiliates and Representatives; provided that the execution, delivery and performance of this Agreement and the other Transaction Agreements and the consummation of the Transactions shall not be deemed a violation of this Section 10.03(b). Acquiror shall, and shall cause its Affiliates and Representatives to, immediately cease any and all existing discussions or negotiations with any Person conducted prior to the date hereof with respect to, or which is reasonably likely to give rise to or result in, a Business Combination Proposal. Acquiror shall notify the Company promptly (but in no event

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later than forty-eight (48) hours) after receipt by Acquiror or any of its Representatives of any inquiry or proposal with respect to a Business Combination Proposal. In such notice, Acquiror shall identify the third party making any such inquiry, proposal, indication or request with respect to a Business Combination Proposal and provide the details of the material terms and conditions of any such inquiry, proposal, indication or request. Notwithstanding the foregoing, nothing in this Section 10.03(b) shall require Acquiror to violate any Law or any obligation of confidentiality or non-disclosure owed by such party prior to the date of this Agreement.

Section 10.04 Tax Matters.

(a) Notwithstanding anything to the contrary contained herein, Acquiror shall pay all transfer, documentary, sales, use, stamp, registration, value added or other similar Taxes incurred in connection with the Transactions. Acquiror shall, at its own expense, file all necessary Tax Returns with respect to all such Taxes, and, if required by applicable Law, the Company will join in the execution of any such Tax Returns.

(b) For U.S. federal Income Tax purposes (and for purposes of any applicable state or local Income Tax that follows the U.S. federal Income Tax treatment), each of the Parties intends that the First Merger and the Second Merger, taken together, will constitute an integrated transaction that qualifies as a “reorganization” within the meaning of Section 368(a) of the Code and the Treasury Regulations thereunder (the “Intended Income Tax Treatment”). The Parties will prepare and file all Tax Returns consistent with the Intended Income Tax Treatment and will not take any inconsistent position on any Tax Return or during the course of any audit, litigation or other proceeding with respect to Taxes, except as otherwise required by a determination within the meaning of Section 1313(a) of the Code. Each of the Parties agrees to promptly notify all other Parties in writing of any challenge to the Intended Income Tax Treatment by any Governmental Authority (with such notice including a copy of any such challenge).

(c) No Party shall take or cause to be taken any action, or fail to take or cause to be taken any action, which action or failure to act would reasonably be expected to prevent the First Merger and Second Merger from so qualifying for the Intended Income Tax Treatment.

(d) The Company, Acquiror and Merger Sub hereby adopt this Agreement as a “plan of reorganization” within the meaning of Treasury Regulation Sections 1.368-2(g) and 1.368-3(a).

(e) Each of the Parties shall (and shall cause their respective Affiliates to) cooperate fully, as and to the extent reasonably requested by another Party, in connection with the filing of relevant Tax Returns, any claim for a refund of any Tax, and any audit or Tax proceeding. Such cooperation shall include the retention and (upon the other Party’s reasonable request) the provision (with the right to make copies) of records and information reasonably relevant to any tax proceeding or audit, making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.

Section 10.05 Other Filings; Press Release.

(a) As promptly as practicable after execution of this Agreement, Acquiror will prepare and file a Current Report on Form 8-K pursuant to the Exchange Act to report the execution of this Agreement, the form and substance of which shall be approved in advance in writing by the Company (such approval not to be unreasonably withheld, conditioned, delayed or denied).

(b) Promptly after the execution of this Agreement, Acquiror and the Company shall issue a mutually agreed joint press release announcing the execution of this Agreement.

(c) Acquiror shall prepare a draft Current Report on Form 8-K announcing the Closing, together with, or incorporating by reference, the financial statements prepared by the Company and its accountants in accordance with GAAP and Regulation S-X, and such other information that may be required to be disclosed with respect to the Transactions in any report or form to be filed with the SEC (“Closing Form 8-K”), the form and substance of which shall be approved in advance in writing by the Company (such approval not to be unreasonably withheld, conditioned, delayed or denied). Prior to Closing, the

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Company and Acquiror shall prepare a mutually agreed joint press release announcing the consummation of the Transactions (“Closing Press Release”). Substantially concurrently with the Closing, Acquiror shall issue the Closing Press Release. Concurrently with the Closing, or as soon as practicable thereafter, Acquiror shall file the Closing Form 8-K with the SEC.

Section 10.06 Confidentiality; Publicity.

(a) Acquiror, the Company and Holdings each acknowledges that the information being provided to it in connection with this Agreement and the consummation of the Transactions is subject to the terms of the Confidentiality Agreement, the terms of which are incorporated herein by reference. The Confidentiality Agreement shall survive the execution and delivery of this Agreement and shall apply to all information furnished thereunder or hereunder and any other activities contemplated thereby. The Company and Holdings each acknowledge that, in connection with the Note Financing, Acquiror shall be entitled to disclose, pursuant to the Exchange Act, any information contained in any presentation to the Note Investors, which information may include Confidential Material (as defined in the Confidentiality Agreement); provided that Acquiror provides the Company with a reasonable opportunity to review and provide comments to such presentation and the Company consents to the contents thereof.

(b) None of Acquiror, the Company or any of their respective Affiliates shall make any public announcement or issue any public communication regarding this Agreement or the Transactions, or any matter related to the foregoing, without first obtaining the prior written consent of the Company or Acquiror, as applicable (which consent shall not be unreasonably withheld, conditioned, delayed or denied), except if such announcement or other communication is required by applicable Law or legal process (including pursuant to the Securities Laws or the rules of any national securities exchange), in which case Acquiror or the Company, as applicable, shall use commercially reasonable efforts to obtain such consent with respect to such announcement or communication with the other Party, prior to announcement or issuance; provided however that, subject to this Section 10.06, each Party and its Affiliates may make announcements regarding the status and terms (including price terms) of this Agreement and the Transactions to their respective directors, managers, officers, employees, direct and indirect current or prospective limited partners and investors or otherwise in the ordinary course of their respective businesses, in each case, so long as such recipients are obligated to keep such information confidential without the consent of any other Party; and provided further that, subject to Section 8.02 and this Section 10.06, the foregoing shall not prohibit any Party from communicating with third parties to the extent necessary for the purpose of seeking any third party consent; provided further that, notwithstanding anything to the contrary in this Section 10.06(b), nothing herein shall modify or affect Acquiror’s obligations pursuant to Section 10.02.

(c) The Parties hereto acknowledge and agree that the Confidentiality Agreement shall automatically terminate with no further action by any Person and shall be of no further force and effect upon the Closing.

Section 10.07 Post-Closing Nasdaq Listing Compliance. As promptly as practicable following the Closing, Acquiror shall satisfy any applicable listing requirements of Nasdaq that have not then been satisfied.

Section 10.08 Management Equity Plans. Prior to the Closing Date, Acquiror shall approve and, subject to the approval of the stockholders of Acquiror, adopt, (a) an equity incentive plan for the Ultimate Surviving Corporation, the terms of which shall be prepared and delivered by Acquiror to the Company and shall be mutually agreed by Acquiror and the Company prior to the Closing Date, reserving an amount of shares of Acquiror Common Stock for grant thereunder equal to ten percent (10%) of the fully diluted equity of the Ultimate Surviving Corporation (rounded up to the nearest whole share) and providing that the number of shares of Acquiror Common Stock reserved for issuance thereunder automatically increases annually on the first day of each fiscal year beginning with the 2022 fiscal year in an amount equal to five percent (5%) of the shares of Acquiror Common Stock outstanding on the last day of the immediately preceding fiscal year or such lesser amount as determined by the board of directors of the Ultimate Surviving Corporation, and (b) an employee

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stock purchase plan, the proposed form and terms of which shall be prepared and delivered by Acquiror to the Company and shall be mutually agreed by Acquiror and the Company prior to the Closing Date. The equity incentive plan and the employee stock purchase plan described in this Section 10.08 are referred to collectively herein as the “Management Equity Plans.”

Section 10.09 Notification of Certain Matters. The Company shall give prompt written notice to Acquiror, and Acquiror shall give prompt written notice to the Company, of any event which such Party becomes aware of during the Interim Period, the occurrence or non-occurrence of which causes or would reasonably be expected to cause any of the conditions set forth in ARTICLE XI to fail to be satisfied at the Closing. Notwithstanding the foregoing or anything herein to the contrary, the failure to give any such notice under this Section 10.09 shall not be deemed to be a breach of covenant by the Company or Acquiror for any purpose hereunder (including, for the avoidance of doubt, for purposes of Section 11.02(c) and Section 11.03(c)).

ARTICLE XI

CONDITIONS TO OBLIGATIONS

Section 11.01 Conditions to Obligations of All Parties. The obligations of the Parties to consummate, or cause to be consummated, the Transactions are subject to the satisfaction of the following conditions, any one or more of which may be waived (if legally permitted) in writing by all of such Parties:

(a) HSR Clearance. The applicable waiting period(s) under the HSR Act in respect of the Transactions (and any extension thereof, or any timing agreements, understandings or commitments obtained by request or other action of the U.S. Federal Trade Commission or the U.S. Department of Justice, as applicable) shall have expired or been terminated.

(b) No Prohibition. There shall not be in force any Law enjoining or prohibiting the consummation of the Transactions or having the effect of making the Transactions illegal.

(c) Net Tangible Assets. Acquiror shall have at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) remaining after the Acquiror Stockholder Redemption.

(d) Acquiror Stockholder Approval. The approval of the Acquiror Stockholder Matters shall have been duly obtained in accordance with the DGCL, the Acquiror Organizational Documents and the rules and regulations of the Nasdaq.

Section 11.02 Additional Conditions to Obligations of Acquiror Parties. The obligations of the Acquiror Parties to consummate, or cause to be consummated, the Transactions are subject to the satisfaction of the following additional conditions, any one or more of which may be waived in writing by Acquiror:

(a) Representations and Warranties of the Company.

(i) Each of the Company Representations contained in Section 5.01 (Corporate Organization of the Company), Section 5.02 (Subsidiaries), Section 5.03 (Due Authorization), Section 5.07 (Capitalization of Subsidiaries) and Section 5.24 (Brokers’ Fees) (collectively, the “Specified Representations”) shall be true and correct (without giving any effect to any limitation that includes the word(s) “material”, “materiality” or “Material Adverse Effect”) in all material respects as of the Closing Date as though then made (except to the extent such representations and warranties expressly relate to an earlier date, and in such case, shall be true and correct in all material respects on and as of such earlier date).

(ii) Each of the Company Representations contained in Section 5.06 (Current Capitalization) shall be true and correct other than de minimis inaccuracies, as of the Closing Date, as though then made (except to the extent such representations and warranties expressly relate to an earlier date, and in such case, shall be true and correct other than de minimis inaccuracies on and as of such earlier date).

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(iii) The Company Representations contained in Section 5.23(a) (No Material Adverse Effect) shall be true and correct in all respects as of the Closing Date as though then made.

(iv) The Company Representations contained in ARTICLE V (other than the Specified Representations and the Company Representations contained in Section 5.06 (Current Capitalization) and Section 5.23(a) (No Material Adverse Effect)), shall be true and correct (without giving any effect to any limitation that includes the word(s) “material”, “materiality” or “Material Adverse Effect”) as of the Closing Date as though then made (except to the extent such representations and warranties expressly relate to an earlier date, and in such case, shall be true and correct on and as of such earlier date), except, in each case, where the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has not had, and would not reasonably be expected to result in, a Material Adverse Effect.

(b) Representations and Warranties of Holdings. Each of the Holdings Representations shall be true and correct (without giving any effect to any limitation that includes the word(s) “material”, “materiality” or “Holdings Material Adverse Effect”) as of the Closing Date as though then made (except to the extent such representations and warranties expressly relate to an earlier date, and in such case, shall be true and correct on and as of such earlier date), except, in each case, where the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has not had, and would not reasonably be expected to result in, a Holdings Material Adverse Effect.

(c) Agreements and Covenants. The covenants and agreements of each of the Company and Holdings in this Agreement to be performed as of or prior to the Closing shall have been performed in all material respects.

(d) Holdings Material Adverse Effect. No Holdings Material Adverse Effect shall have occurred since the date of this Agreement and be continuing.

(e) Company Officer’s Certificate. The Company shall have delivered to Acquiror a certificate signed by an officer of the Company, dated the Closing Date, certifying that, to the knowledge and belief of such officer, the conditions specified in Section 11.02(a) and Section 11.02(c) (solely with respect to the Company) have been fulfilled.

(f) Holdings Officer’s Certificate. Holdings shall have delivered to Acquiror a certificate signed by an officer of Holdings, dated the Closing Date, certifying that, to the knowledge and belief of such officer, the conditions specified in Section 11.02(b), Section 11.02(c) (solely with respect to Holdings) and Section 11.02(d) have been fulfilled.

Section 11.03 Additional Conditions to the Obligations of Holdings and the Company. The obligation of Holdings and the Company to consummate or cause to be consummated the Transactions is subject to the satisfaction of the following additional conditions, any one or more of which may be waived in writing by the Company:

(a) Representations and Warranties.

(i) Each of the Acquiror Party Representations contained in ARTICLE VI (other than Acquiror Party Representations contained in Section 6.01 (Corporate Organization), Section 6.02 (Due Authorization), Section 6.07 (Brokers’ Fees) and Section 6.11 (Capitalization)) shall be true and correct (without giving any effect to any limitation that includes the word(s) “material”, “materiality” or “Acquiror Material Adverse Effect”) as of the Closing Date as though then made (except to the extent such representations and warranties expressly relate to an earlier date, and in such case, shall be true and correct in all material respects on and as of such earlier date), except, in either case, where the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has not had, and would not reasonably be expected to result in, an Acquiror Material Adverse Effect.

(ii) The Acquiror Party Representations contained in Section 6.11 (Capitalization) shall be true and correct other than de minimis inaccuracies, as of the Closing, as though then made (except to the extent such

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representations and warranties expressly relate to an earlier date, and in such case, shall be true and correct other than de minimis inaccuracies on and as of such earlier date).

(iii) Each of the Acquiror Party Representations contained in Section 6.01 (Corporate Organization), Section 6.02 (Due Authorization), and Section 6.07 (Brokers’ Fees) shall be true and correct (without giving any effect to any limitation that includes the word(s) “material”, “materiality” or “Acquiror Material Adverse Effect”) in all material respects as of the Closing as though then made (except to the extent such representations and warranties expressly relate to an earlier date, and in such case, shall be true and correct on and as of such earlier date).

(b) Acquiror Material Adverse Effect. No Acquiror Material Adverse Effect shall have occurred since the date of this Agreement and be continuing.

(c) Agreements and Covenants. The covenants and agreements of the Acquiror Parties in this Agreement and the Sponsor in the Sponsor Agreement to be performed as of or prior to the Closing shall have been performed in all material respects.

(d) Available Closing Acquiror Cash. The Available Closing Acquiror Cash shall not be less than $350,000,000, which amount shall be net of any unpaid liabilities of Acquiror as of the Closing (other than any Acquiror Transaction Expenses).

(e) Acquiror Officer’s Certificate. Acquiror shall have delivered to the Company a certificate signed by an officer of Acquiror, dated the Closing Date, certifying that, to the knowledge and belief of such officer, the conditions specified in Section 11.03(a), Section 11.03(b) and Section 11.03(c) have been fulfilled.

(f) Nasdaq Listing. Acquiror’s listing application with the Nasdaq in connection with the Transactions shall have been approved, and the Acquiror Common Stock, including the Acquiror Common Stock issued to Holdings in connection with the First Merger, shall have been approved for listing on the Nasdaq, subject only to official notice of issuance thereof.

Section 11.04 Frustration of Conditions. None of the Acquiror Parties or the Company may rely on the failure of any condition set forth in this ARTICLE XI to be satisfied if such failure was caused by such Party’s failure to act in good faith or to take such actions as may be necessary to cause the conditions of the other Party to be satisfied, as required by Section 10.01.

ARTICLE XII

TERMINATION/EFFECTIVENESS

Section 12.01 Termination. This Agreement may be terminated and the Transactions abandoned:

(a) by written consent of the Company and Acquiror;

(b) prior to the Closing, by written notice to the Company from Acquiror if (i) there is any breach of any representation, warranty, covenant or agreement on the part of the Company or Holdings set forth in this Agreement, such that the conditions specified in Section 11.02(a), Section 11.02(b) and Section 11.02(c) would not be satisfied at the Closing (a “Terminating Company Breach”), except that, if such Terminating Company Breach is curable by the Company or Holdings through the exercise of its commercially reasonable efforts, then, for a period of up to thirty (30) days (or any shorter period of the time that remains between the date Acquiror provides written notice of such violation or breach and the Termination Date or the Extended Termination Date, as applicable) after receipt by the Company of notice from Acquiror of such breach, but only as long as the Company or Holdings continues to use their respective commercially reasonable efforts to cure such Terminating Company Breach (the “Company Cure Period”), such termination shall not be effective, and such termination shall become effective only if the Terminating Company Breach is not cured within the Company Cure Period, (ii) the Closing has not occurred on or

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before February 3, 2022 (the “Termination Date”); provided that, if any Action for specific performance or other equitable relief by Holdings or the Company with respect to this Agreement, any other Transaction Agreement or otherwise with respect to the Transactions is commenced or pending on or before the Termination Date, then the Termination Date shall be automatically extended without any further action by any Party until the date that is thirty (30) days following the date on which a final, non-appealable Governmental Order has been entered with respect to such Action and the Termination Date shall be deemed to be such later date for all purposes of this Agreement (the “Extended Termination Date”), or (iii) the consummation of the Transactions is permanently enjoined or prohibited by the terms of a final, non-appealable Governmental Order or a statute, rule or regulation; provided that the right to terminate this Agreement under subsection (i) or (ii) shall not be available if Acquiror’s failure to fulfill any obligation under this Agreement has been the primary cause of, or primarily resulted in, the failure of the Closing to occur on or before such date;

(c) prior to the Closing, by written notice to Acquiror from the Company if (i) there is any breach of any representation, warranty, covenant or agreement on the part of any Acquiror Party set forth in this Agreement, such that the conditions specified in Section 11.03(a), Section 11.03(b) or Section 11.03(c) would not be satisfied at the Closing (a “Terminating Acquiror Breach”), except that, if any such Terminating Acquiror Breach is curable by such Acquiror Party through the exercise of its commercially reasonable efforts, then, for a period of up to thirty (30) days (or any shorter period of the time that remains between the date the Company provides written notice of such violation or breach and the Termination Date or the Company Extended Termination Date, as applicable) after receipt by Acquiror of notice from the Company of such breach, but only as long as Acquiror continues to exercise such commercially reasonable efforts to cure such Terminating Acquiror Breach (the “Acquiror Cure Period”), such termination shall not be effective, and such termination shall become effective only if the Terminating Acquiror Breach is not cured within the Acquiror Cure Period, (ii) the Closing has not occurred on or before the Termination Date; provided, that if any Action for specific performance or other equitable relief by Acquiror or Merger Sub with respect to this Agreement, any other Transaction Agreement or otherwise with respect to the Transactions is commenced or pending on or before the Termination Date, then the Termination Date shall be automatically extended without any further action by any Party until the date that is thirty (30) days following the date on which a final, non-appealable Governmental Order has been entered with respect to such Action and the Termination Date shall be deemed to be such later date for all purposes of this Agreement (the “Company Extended Termination Date”), or (iii) the consummation of the Transactions is permanently enjoined or prohibited by the terms of a final, non-appealable Governmental Order or a statute, rule or regulation; provided that the right to terminate this Agreement under subsection (i) or (ii) shall not be available if the Company’s or Holdings’ failure(s) (collectively or individually) to fulfill any obligation under this Agreement has been the primary cause of, or primarily resulted in, the failure of the Closing to occur on or before such date; or

(d) by written notice from either the Company or Acquiror to the other if the approval of the Acquiror Stockholder Matters by the Acquiror Stockholders is not obtained at the Special Meeting (subject to any adjournment, postponement or recess of the meeting); provided that the right to terminate this Agreement under this Section 12.01(d) shall not be available to Acquiror if, at the time of such termination, Acquiror is in material breach of Section  10.02.

Section 12.02 Effect of Termination. Except as otherwise set forth in this Section 12.02 or Section 13.13, in the event of the termination of this Agreement pursuant to Section 12.01, this Agreement shall forthwith become void and have no effect, without any liability on the part of any Party or its respective Affiliates, officers, directors, managers, employees or stockholders, other than liability of any Party for any intentional and willful breach of this Agreement by such Party occurring prior to such termination. The provisions of Section 8.04 (No Claim Against the Trust Account), Section 10.06 (Confidentiality; Publicity), this Section 12.02 (Effect of Termination) and ARTICLE XIII (collectively with the applicable definitions in ARTICLE I, the “Surviving Provisions”) and the Confidentiality Agreement, and any other Section or Article of this Agreement referenced in

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the Surviving Provisions which are required to survive in order to give appropriate effect to the Surviving Provisions, shall in each case survive any termination of this Agreement.

ARTICLE XIII

MISCELLANEOUS

Section 13.01 Waiver. Any Party may, at any time prior to the Closing, by action taken by its board of directors or equivalent governing body, or officers thereunto duly authorized, waive in writing any of its rights or conditions in its favor under this Agreement or agree to an amendment or modification to this Agreement in the manner contemplated by Section 13.10 and by an agreement in writing executed in the same manner (but not necessarily by the same Persons) as this Agreement.

Section 13.02 Notices. All notices and other communications among the Parties shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (iii) when delivered by FedEx or other nationally recognized overnight delivery service or (iv) when e-mailed during normal business hours (and otherwise as of the immediately following Business Day), addressed as follows:

(a) If to Acquiror or the Merger Sub, to:

GigCapital4, Inc.

1731 Embarcadero Road, Suite 200

Palo Alto, CA 94303

Attn: Dr. Raluca Dinu

E-mail: [***]

with a copy (which shall not constitute notice) to:

DLA Piper LLP (US)

555 Mission Street, Suite 2400

San Francisco, CA 94105

Attn: Jeffrey C. Selman and

John F. Maselli

E-mail: jeffrey.selman@us.dlapiper.com and john.maselli@us.dlapiper.com

(b) If to the Company, the Initial Surviving Company, Holdings or the Ultimate Surviving Corporation, to:

BigBear.ai Holdings, Inc. (f/k/a/ GigCapital4, Inc.)

c/o AE Industrial Partners, LP

2500 N. Military Trail, Suite 470

Boca Raton, FL 33431

Attn: Michael Greene and Kirk Konert

E-mail: [***]

with a copy (which shall not constitute notice) to:

AE Industrial Partners, LP

2500 N. Military Trail, Suite 470

Boca Raton, FL 33431

Attn: Michael Greene and Kirk Konert

E-mail: [***]

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and

Kirkland & Ellis LLP

300 N. LaSalle

Chicago, IL 60654

Attn: Jeremy S. Liss, P.C., Douglas C. Gessner, P.C., Tim Cruickshank, P.C.,

Matthew S. Arenson, P.C. and Jeffrey P. Swatzell

E-mail: jeremy.liss@kirkland.com, douglas.gessner@kirkland.com,

tim.cruickshank@kirkland.com, marenson@kirkland.com, and

jeffrey.swatzell@kirkland.com

or to such other address or addresses as the Parties may from time to time designate in writing. Notwithstanding anything to the contrary, for purposes of obtaining Acquiror’s prior written consent pursuant to Section 8.01, an email from Dr. Raluca Dinu ([***]) expressly consenting to the matter or action in question will suffice. Without limiting the foregoing, any Party may give any notice, request, instruction, demand, document or other communication hereunder using any other means (including personal delivery, expedited courier, messenger service, ordinary mail or electronic mail), but no such notice, request, instruction, demand, document or other communication shall be deemed to have been duly given unless and until it actually is received by the Party for whom it is intended.

Section 13.03 Assignment. No Party shall assign this Agreement or any part hereof without the prior written consent of the other Parties. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties and their respective permitted successors and assigns. Any attempted assignment in violation of the terms of this Section 13.03 shall be null and void, ab initio.

Section 13.04 Rights of Third Parties. Nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any Person, other than the Parties, any right or remedies under or by reason of this Agreement; provided however that, notwithstanding the foregoing (a) in the event the Closing occurs, the present and former officers, directors and managers of the Company and Acquiror (and their successors, heirs and representatives) and each of their respective Indemnitee Affiliates are intended third-party beneficiaries of, and may enforce, Section 9.02, (b) the past, present and future directors, managers, officers, employees, incorporators, members, partners, stockholders, Affiliates, agents, attorneys, advisors and representatives of the Parties, and any Affiliate of any of the foregoing (and their successors, heirs and representatives), are intended third-party beneficiaries of, and may enforce, Section 13.14 and Section 13.15, (c) Prior Company Counsel are intended third-party beneficiaries of, and may enforce, Section 13.17(a), and (d) Prior Acquiror Counsel are intended third-party beneficiaries of, and may enforce, Section 13.17(b).

Section 13.05 Expenses. Except as otherwise provided herein, each Party shall bear its own expenses incurred in connection with this Agreement and the transactions herein contemplated whether or not such transactions shall be consummated, including all fees of its legal counsel, financial advisers and accountants; provided, however, that if the Closing occurs, Acquiror shall, on the Closing Date, bear and pay by wire transfer of immediately available funds (a) all unpaid Acquiror Transaction Expenses and (b) all unpaid Company Transaction Expenses as set forth on a written statement to be delivered to Acquiror at least two (2) Business Days prior to the Closing Date, which shall include the respective amounts and wire transfer instructions for the payment thereof. At the Closing, Acquiror shall repay in full the outstanding amount due under all loans made by the Sponsor or any of its Affiliates to Acquiror to the payee designated by the Sponsor by wire transfer of immediately available funds to the account designated by the Sponsor.

Section 13.06 Governing Law. This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement or the Transactions, shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of Laws of another jurisdiction.

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Section 13.07 Captions; Counterparts; Electronic Delivery. The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement. This Agreement and any amendments hereto may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, ..gif, .jpeg or similar attachment to electronic mail (any such delivery, an ”Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any Party hereto, each other Party hereto shall re-execute the original form of this Agreement and deliver such form to all other Parties hetero or thereto. No Party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such Party forever waives any such defense, except to the extent such defense relates to lack of authenticity. Minor variations in the form of the signature page, including footers from earlier versions of this Agreement or any such other document, will be disregarded in determining a party’s intent or the effectiveness of such signature.

Section 13.08 Schedules and Exhibits. The Schedules and Exhibits referenced herein are a part of this Agreement as if fully set forth herein. All references herein to Schedules and Exhibits shall be deemed references to such parts of this Agreement, unless the context shall otherwise require. Any disclosure made by a Party in the Schedules with reference to any section or schedule of this Agreement shall be deemed to be a disclosure with respect to all other sections or schedules to which such disclosure may apply solely to the extent the relevance of such disclosure is reasonably apparent on the face of the disclosure in such Schedule. Certain information set forth in the Schedules is included solely for informational purposes.

Section 13.09 Entire Agreement. This Agreement (together with the Schedules and Exhibits to this Agreement) and that Mutual Nondisclosure Agreement, dated as of February 4, 2021, by and between GigManagement, LLC and AE Industrial Partners Fund II, LP (as amended, modified or supplemented from time to time, the “Confidentiality Agreement”), constitute the entire agreement among the Parties relating to the Transactions and supersede any other agreements, whether written or oral, that may have been made or entered into by or among any of the Parties or any of their respective Subsidiaries relating to the Transactions. No representations, warranties, covenants, understandings, agreements, oral or otherwise, relating to the Transactions exist between the Parties, except as expressly set forth or referenced in this Agreement and the Confidentiality Agreement.

Section 13.10 Amendments. This Agreement may be amended or modified in whole or in part, only by a duly authorized agreement in writing executed in the same manner as this Agreement and which makes reference to this Agreement. The approval of this Agreement by the stockholders (or other equityholders) of any of the Parties shall not restrict the ability of the board of directors (or other body performing similar functions) of any of the Parties to terminate this Agreement in accordance with Section 12.01 or to cause such Party to enter into an amendment to this Agreement pursuant to this Section  13.10.

Section 13.11 Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. The Parties further agree that if any provision contained herein is, to any extent, held invalid or unenforceable in any respect under the Laws governing this Agreement, they shall take any actions necessary to render the remaining provisions of this Agreement valid and enforceable to the fullest extent permitted by Law and, to the extent necessary, shall amend or otherwise modify this Agreement to replace any provision contained herein that is held invalid or unenforceable with a valid and enforceable provision giving effect to the intent of the Parties.

Section 13.12 Jurisdiction; WAIVER OF TRIAL BY JURY. The Parties hereto hereby agree and consent to be subject to the exclusive jurisdiction of the Court of Chancery of the State of Delaware or, to the extent such court denies jurisdiction, first to any federal court, or second, to any state court, each located in Wilmington,

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Delaware, to the exclusion of other courts, and hereby (a) waive the right to assert the lack of personal or subject matter jurisdiction or improper venue in connection with any such suit, action or other proceeding, (b) agree not to commence any suit, action or other proceeding arising out of this Agreement or any of the Transactions other than in any such court, and (c) agree that a final judgement in any such suit, action or other proceeding shall be conclusive and may be enforced in other jurisdictions by suit or judgment or in any other manner provided by Law. Nothing herein contained shall be deemed to affect the right of any Party to serve process in any manner permitted by Law or to commence legal proceedings or otherwise proceed against any other Party in any other jurisdiction, in each case, to enforce judgments obtained in any Action brought pursuant to this Section 13.12. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION BASED UPON, ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS. The Parties agree that such court shall award to the prevailing party, if any, the costs and attorneys’ fees reasonably incurred by the prevailing party in connection with such Action under this Section 13.12 and the enforcement of its rights under this Agreement and, if such court determines a party to be the prevailing party under circumstances where the prevailing party won on some but not all of the claims and counterclaims, such court may award the prevailing party an appropriate percentage of the costs and attorneys’ fees reasonably incurred by the prevailing party in connection with such Action and the enforcement of its rights under this Agreement.

Section 13.13 Enforcement. The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the Parties do not perform their obligations under the provisions of this Agreement (including failing to take such actions as are required of them hereunder to consummate this Agreement) or any Transaction Agreement in accordance with its specified terms or otherwise breach such provisions. The Parties acknowledge and agree that (i) the Parties shall be entitled to an injunction, specific performance, or other equitable relief, to prevent breaches of this Agreement or any Transaction Agreement and to enforce specifically the terms and provisions hereof and thereof, without proof of damages, prior to the valid termination of this Agreement in accordance with Section 12.01, this being in addition to any other remedy to which they are entitled under this Agreement or any Transaction Agreement, and (ii) the right of specific enforcement is an integral part of the Transactions and without that right, none of the Parties would have entered into this Agreement. Each Party agrees that it will not oppose the granting of specific performance and other equitable relief on the basis that the other Parties have an adequate remedy at Law or that an award of specific performance is not an appropriate remedy for any reason at Law or equity. The Parties acknowledge and agree that any Party seeking an injunction to prevent breaches of this Agreement or any Transaction Agreement and to enforce specifically the terms and provisions of this Agreement or any Transaction Agreement in accordance with this Section 13.13 shall not be required to provide any bond or other security in connection with any such injunction. Without limiting the generality of the foregoing, or the other provisions of this Agreement, Acquiror acknowledges and agrees that Holdings or the Company may, without breach of this Agreement: (a) with respect to any Transaction Agreement to which Holdings or the Company is a party or a third party beneficiary thereof, institute or pursue an Action directly against the counterparty(ies) to such Transaction Agreement seeking, or seek or obtain a court order against the counterparty(ies) to such Transaction Agreement for, injunctive relief, specific performance, or other equitable relief with respect to such Transaction Agreement and require Acquiror to promptly execute, and Acquiror hereby agrees to execute and comply with, any and all documents reasonably necessary to implement the execution of the rights contemplated in this clause (a), and (b) with respect to any Transaction Agreement to which Holdings or the Company is not a party or a third party beneficiary thereof, be entitled, upon written notice to Acquiror, to (I) require Acquiror to enforce its rights under any such Transaction Agreement through the initiation and pursuit of litigation (including seeking, or seek or obtain a court order against the counterparty(ies) to such Transaction Agreement for, injunctive relief, specific performance, or other equitable relief with respect to such Transaction Agreement) in the event the counterparty under such Transaction Agreement is in breach of its obligations thereunder and fails to cure such breach within five (5) Business Days (or such other longer cure period as provided therein) following notice thereof from Acquiror (which notice Acquiror will deliver to such counterparty promptly following receipt of a written request therefor from the Company), (II) have approval rights over Acquiror’s selection of counsel for any such litigation (such approval not to be unreasonably withheld, conditioned, delayed

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or denied) other than the Prior Acquiror Counsel, which may be selected by Acquiror in its sole discretion for any such litigation, (III) select a separate counsel, which may be or include Prior Company Counsel, to participate alongside Acquiror’s counsel in any such litigation (at the expense of Holdings or the Company); provided that such separate counsel shall not be entitled to control or seek court orders on Acquiror’s behalf, or (IV) fund any such litigation.

Section 13.14 Non-Recourse. Subject in all respect to the last sentence of this Section 13.14, this Agreement may only be enforced against, and any claim or cause of action based upon, arising out of, or related to this Agreement or the Transactions may only be brought against, the entities that are expressly named as Parties and then only with respect to the specific obligations set forth herein with respect to such Party. Except to the extent a Party (and then only to the extent of the specific obligations undertaken by such Party in this Agreement), (a) no past, present or future director, manager, officer, employee, incorporator, member, partner, stockholder, Affiliate, agent, attorney, advisor or representative or Affiliate of any Party; and (b) no past, present or future director, manager, officer, employee, incorporator, member, partner, stockholder, Affiliate, agent, attorney, advisor or representative or Affiliate of any of the foregoing shall have any liability (whether in contract, tort, equity or otherwise) for any one or more of the representations, warranties, covenants, agreements or other obligations or liabilities of any one or more of the Company, Acquiror or Merger Sub under this Agreement of or for any claim based on, arising out of, or related to this Agreement or the Transactions. Notwithstanding the foregoing, nothing in this Section 13.14 shall limit, amend or waive any rights or obligations of any party to any Transaction Agreement under such Transaction Agreement in accordance with the terms thereof.

Section 13.15 Nonsurvival of Representations, Warranties and Covenants. None of the representations, warranties, covenants, obligations or other agreements in this Agreement or in any certificate, statement or instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such representations, warranties, covenants, obligations, agreements and other provisions, shall survive the Closing and all such representations, warranties, covenants, obligations, agreements and other provisions shall terminate and expire upon the occurrence of the Closing (and there shall be no liability after the Closing in respect thereof), except for (a) those covenants and agreements contained herein that by their terms expressly apply in whole or in part at or after the Closing and then only with respect to any breaches occurring at or after the Closing, and (b) this ARTICLE XIII.

Section 13.16 Acknowledgements.

(a) Each of the Parties acknowledges and agrees (on its own behalf and on behalf of its respective Affiliates and its and their respective Representatives) that: (i) it has conducted its own independent investigation of the financial condition, results of operations, assets, liabilities, properties and projected operations of the other Parties (and their respective Subsidiaries) and has been afforded satisfactory access to the books and records, facilities and personnel of the other Parties (and their respective Subsidiaries) for purposes of conducting such investigation; (ii) the Company Representations constitute the sole and exclusive representations and warranties of the Company in connection with the transactions contemplated hereby; (iii) the representations set forth in ARTICLE VII (the “Holdings Representations”) constitute the sole and exclusive representations and warranties of Holdings; (iv) the Acquiror Party Representations constitute the sole and exclusive representations and warranties of Acquiror and Merger Sub; (v) except for the Company Representations by the Company, the Holdings Representations by Holdings and the Acquiror Party Representations by the Acquiror Parties, none of the Parties or any other Person makes, or has made, any other express or implied representation or warranty with respect to any Party (or any Party’s Subsidiaries), including any implied warranty or representation (by omission or otherwise) or as to condition, merchantability, suitability or fitness for a particular purpose or trade as to any of the assets of such Party or its Subsidiaries or the Transactions and all other representations and warranties of any kind or nature expressed or implied (including (x) regarding the completeness or accuracy of, or any omission to state or to disclose, any information, including in the estimates, projections or forecasts or any other information, document or material provided to or made available to any Party or their respective Affiliates

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or Representatives in certain “data rooms,” management presentations or in any other form in expectation of the Transactions, including meetings, calls or correspondence with management of any Party (or any Party’s Subsidiaries), and (y) any relating to the future or historical business, condition (financial or otherwise), results of operations, prospects, assets or liabilities of any Party (or its Subsidiaries), or the quality, quantity or condition of any Party’s or its Subsidiaries’ assets) are specifically disclaimed by all Parties and their respective Subsidiaries and all other Persons (including the Representatives and Affiliates of any Party or its Subsidiaries); and (vi) each Party and its respective Affiliates are not relying on any representations and warranties in connection with the Transactions except the Company Representations by the Company, the Holdings Representations by Holdings and the Acquiror Party Representations by the Acquiror Parties. Except as otherwise expressly set forth in this Agreement, Acquiror understands and agrees that any assets, properties and business of the Company and its Subsidiaries are furnished “as is”, “where is” and subject to, and except for the Company Representations by the Company or as provided in any certificate delivered in accordance with Section 11.02(e), with all faults and without any other representation or warranty of any nature whatsoever. The foregoing does not limit any rights of any Party pursuant to any other Transaction Agreement against any other Party pursuant to such Transaction Agreement to which it is a party or an express third party beneficiary thereof.

(b) Effective upon Closing, each of the Parties waives and releases, on its own behalf and on behalf of its respective Affiliates and Representatives, to the fullest extent permitted under applicable Law, any and all past, present and future rights, Actions and causes of action it may have against any other Party or their respective Subsidiaries and any of their respective current or former Affiliates or Representatives relating to the operation of any Party or its Subsidiaries or their respective businesses or relating to the subject matter of this Agreement, the Schedules, or the Exhibits to this Agreement (or, in the case of such waiver and release by Holdings, its ownership of the Company Units or other equity interests in the Company or any of its Subsidiaries), whether arising under or based upon any federal, state, local or foreign statute, Law, ordinance, rule or regulation or otherwise. Each Party acknowledges and agrees that it will not assert, institute or maintain any Action, suit, investigation, or proceeding of any kind whatsoever, including a counterclaim, cross-claim, or defense, regardless of the legal or equitable theory under which such liability or obligation may be sought to be imposed, that makes any claim contrary to the agreements and covenants set forth in this Section 13.16. Notwithstanding anything herein to the contrary, nothing in this Section 13.16(b) shall preclude any Party from seeking any remedy for Fraud by a Party to the extent such Fraud cannot be waived as a matter of Delaware public policy with respect to contracts as contemplated by Abry Partners V, L.P. v. F&W Acquisition LLC, 891 A.2d 1032 (Del. Ch. 2006) or specific performance of the other Parties’ obligations hereunder in accordance with Section 13.13 with respect to any agreement or covenant herein surviving, and requiring performance at or after, the Closing to the extent provided in Section 13.15. Each Party shall have the right to enforce this Section 13.16 on behalf of any Person that would be benefitted or protected by this Section 13.16 if they were a party hereto. The foregoing agreements, acknowledgements, disclaimers, waivers and releases were specifically bargained for by sophisticated parties represented by counsel in determining the terms hereof and consideration conveyed hereunder and are irrevocable. For the avoidance of doubt, nothing in this Section 13.16 shall limit, modify, restrict or operate as a waiver with respect to, any express rights of any party pursuant to any other Transaction Agreement against any other party pursuant to such Transaction Agreement to which it is a party or an express third party beneficiary thereof.

Section 13.17 Provisions Respecting Representation of the Company.

(a) Each of the Parties hereby agrees, on its own behalf and on behalf of its directors, managers, members, partners, officers, employees and Affiliates, that Kirkland & Ellis LLP, Morris, Nichols, Arsht & Tunnell LLP and Akerman LLP (collectively, “Prior Company Counsel”) may serve as counsel to the Company and its Subsidiaries, on the one hand, and Holdings (individually and collectively, the “Seller Group”), on the other hand, in connection with the negotiation, preparation, execution, delivery and performance of this Agreement, and the consummation of the Transactions, and that, following consummation of the Transactions, Prior Company Counsel (or any of its respective successors) may serve

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as counsel to Seller Group or any director, manager, member, partner, officer, employee or Affiliate of any member of Seller Group, in connection with any Action or obligation arising out of or relating to this Agreement or the Transactions notwithstanding such representation or any continued representation of the Company or any of its Subsidiaries, and each of the Parties (on its own behalf and on behalf of its Affiliates) hereby consents thereto and irrevocably waives any conflict of interest arising therefrom, and each of such Parties shall cause any Affiliate thereof to consent to irrevocably waive any conflict of interest arising from such representation. The Parties agree to take the steps necessary to ensure that any privilege attaching as a result of Prior Company Counsel representing the Company or any of its Subsidiaries in connection with the Transactions shall survive the Closing and shall remain in effect, provided that such privilege from and after the Closing shall be controlled by Holdings on behalf of the Seller Group. As to any privileged attorney-client communications between Prior Company Counsel and the Company or Prior Company Counsel and any of the Company’s Subsidiaries in connection with the Transactions prior to the Closing Date (collectively, the “Company Privileged Communications”), Acquiror, the Company and each of its Subsidiaries, together with any of their respective Affiliates, Subsidiaries, successors or assigns, agree that no such party may use or rely on any of the Company Privileged Communications in any action against or involving any of the Parties after the Closing. In addition, if the Mergers and the other Transactions are consummated, all Company Privileged Communications related to such transactions will become the property of (and be controlled by) Holdings or its direct or indirect equityholders, and none of Acquiror, the Company or any of its Subsidiaries or any of their respective Affiliates, Subsidiaries, successors or assigns shall retain any copies of such records or have any access to them. In the event that Acquiror is legally required or requested by any Governmental Authority to access or obtain a copy of all or a portion of the Company Privileged Communications, Acquiror shall be entitled to access or obtain a copy of and disclose the Company Privileged Communications to the extent necessary to comply with any such legal requirement or request; provided that Acquiror shall promptly notify Holdings in writing (prior to the disclosure by Acquiror of any Company Privileged Communications to the extent practicable) so that Holdings can seek a protective order, at its sole cost and expense, and Acquiror agrees to use commercially reasonable efforts to assist therewith.

(b) Each of the Parties hereby agrees, on its own behalf and on behalf of its directors, managers, members, partners, officers, employees and Affiliates, that DLA Piper LLP (US) (“Prior Acquiror Counsel”) may serve as counsel to the Acquiror Parties and the Sponsor (individually and collectively, the “Acquiror Group”) in connection with the negotiation, preparation, execution, delivery and performance of this Agreement, and the consummation of the Transactions, and that, following consummation of the Transactions, Prior Acquiror Counsel (or any of its respective successors) may serve as counsel to the Acquiror Group or any director, manager, member, partner, officer, employee or Affiliate of any member of the Acquiror Group, in connection with any Action or obligation arising out of or relating to this Agreement or the Transactions notwithstanding such representation or any continued representation of the Acquiror Group, and each of the Parties (on its own behalf and on behalf of its Affiliates) hereby consents thereto and irrevocably waives any conflict of interest arising therefrom, and each of such Parties shall cause any Affiliate thereof to consent to irrevocably waive any conflict of interest arising from such representation. As to any privileged attorney-client communications between Prior Acquiror Counsel and the Acquiror Group (or any member thereof) in connection with the Transactions prior to the Closing Date (collectively, the “Acquiror Privileged Communications”), Acquiror, Holdings, the Company and each of its Subsidiaries, together with any of their respective Affiliates, Subsidiaries, successors or assigns, agree that no such party may use or rely on any of the Acquiror Privileged Communications in any action against or involving any of the Parties or Sponsor after the Closing.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement and Plan of Merger to be duly executed as of the date hereof.

GIGCAPITAL4, INC.

By:	/s/ Dr. Raluca Dinu
Name: Dr. Raluca Dinu
Title: Chief Executive Officer

Signature Page to Merger Agreement

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IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement and Plan of Merger to be duly executed as of the date hereof.

GIGCAPITAL4 MERGER SUB CORPORATION

By:	/s/ Dr. Raluca Dinu
Name: Dr. Raluca Dinu
Title: Chief Executive Officer

Signature Page to Merger Agreement

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IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement and Plan of Merger to be duly executed as of the date hereof.

BIGBEAR.AI HOLDINGS, LLC

By:	/s/ Jeff Hart
Name: Jeff Hart
Title: Vice President and Secretary

Signature Page to Merger Agreement

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IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement and Plan of Merger to be duly executed as of the date hereof.

BBAI ULTIMATE HOLDINGS, LLC

By:	/s/ Jeff Hart
Name: Jeff Hart
Title: Vice President and Secretary

Signature Page to Merger Agreement

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EXHIBIT A

FORM OF ACQUIROR CHARTER

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CERTIFICATE OF INCORPORATION

OF

BIGBEAR.AI HOLDINGS, INC.

* * * * *

ARTICLE I

NAME

The name of the Corporation is BigBear.ai Holdings, Inc.

ARTICLE II

REGISTERED OFFICE AND AGENT

The address of the registered office of the Corporation in the State of Delaware is County of [    ], [    ]. The name of the registered agent of the Corporation in the State of Delaware at such address is [    ].

ARTICLE III

PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

ARTICLE IV

CAPITAL STOCK

The total number of shares of all classes of stock that the Corporation shall have authority to issue is [    ], which shall be divided into two classes as follows:

(i) [    ] shares of common stock, par value $0.0001 per share (“Common Stock”); and

(ii) [    ] shares of preferred stock, par value $0.0001 per share (“Preferred Stock”).

A.	Capital Stock.

1.

The board of directors of the Corporation (the “Board of Directors”) is hereby expressly authorized, by resolution or resolutions, at any time and from time to time, to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix, without further stockholder approval, the number of shares constituting such series and the designation of such series, the powers (including voting powers), preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions thereof, of such series of Preferred Stock. The powers (including voting powers), preferences and relative, participating, optional and other special rights of, and the qualifications, limitations or restrictions thereof, of each series of Preferred Stock, if any, may differ from those of any and all other series at any time outstanding.

2.

Each holder of record of Common Stock, as such, shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders are entitled to vote generally, including the election or removal of directors (other than the election or removal of directors, if any, elected exclusively by one or more series of Preferred Stock). Except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any

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amendment to this Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock) or pursuant to the DGCL.

3.

Except as otherwise required by law, holders of any series of Preferred Stock shall be entitled to only such voting rights, if any, as shall expressly be granted thereto by this Certificate of Incorporation (including any certificate of designation relating to such series of Preferred Stock).

4.

Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Common Stock with respect to the payment of dividends, dividends may be declared and paid ratably on the Common Stock out of the assets of the Corporation that are legally available for this purpose at such times and in such amounts as the Board of Directors in its discretion shall determine.

5.

Upon the dissolution, liquidation or winding up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation and subject to the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Common Stock with respect to the distribution of assets of the Corporation upon such dissolution, liquidation or winding up of the Corporation, the holders of Common Stock shall be entitled to receive the remaining assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares held by them.

6.

The number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no vote of the holders of any of the Common Stock or the Preferred Stock voting separately as a class shall be required therefor, unless a vote of any such holder is required pursuant to this Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock).

ARTICLE V

AMENDMENT OF THE CERTIFICATE OF INCORPORATION AND BYLAWS

A.    The Corporation reserves the right to amend or repeal this Certificate of Incorporation in the manner now or hereafter prescribed by statute and this Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation. Except as otherwise required by this Certificate of Incorporation or by applicable law, whenever any vote of the holders of stock of the Corporation is required to amend or repeal any provision of this Certificate of Incorporation, such amendment or repeal shall require the affirmative vote of the majority of the outstanding shares of stock of the Corporation entitled to vote on such amendment or repeal, and the affirmative vote of the majority of the outstanding shares of each class entitled to vote thereon as a class. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, at any time when the Partners and their Permitted Transferees (each as defined in that certain Investor Rights Agreement, dated as of June 4, 2021, by and among the GigCapital 4, Inc. a Delaware corporation and predecessor to the Corporation, the Partners, GigAcquisition4, LLC, a Delaware limited liability company (“Sponsor”), and any other parties thereto from time to time (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Investor Rights Agreement”)) beneficially own, in the aggregate, less than 50% in voting power of the stock of the Corporation entitled to vote generally in the election

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of directors, in addition to any vote required by applicable law, the following provisions in this Certificate of Incorporation may be amended, altered, repealed or rescinded, in whole or in part, or any provision inconsistent therewith or herewith may be adopted, only by the affirmative vote of the holders of at least 66 2/3% in voting power of all the then-outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class: this Article V, Article VI and Article IX. For the purposes of this Certificate of Incorporation, beneficial ownership of shares shall be determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

B.    The Board of Directors is expressly authorized to make, alter, amend, change, add to, rescind or repeal, in whole or in part, the bylaws of the Corporation (as in effect from time to time, the “Bylaws”) without the assent or vote of the stockholders in any manner not inconsistent with the laws of the State of Delaware, this Certificate of Incorporation or the Investor Rights Agreement. Except as otherwise provided herein, in the Investor Rights Agreement or in the Bylaws, the Bylaws may be amended or repealed, and new Bylaws may be adopted, by the affirmative vote of not less than two thirds (2/3) of the outstanding shares of stock of the Corporation entitled to vote on such amendment, repeal or adoption, voting together as a single class; provided, however, that if the Board of Directors recommends that stockholders approve such amendment or repeal at such meeting of stockholders, such amendment or repeal shall only require the affirmative vote of the majority of the outstanding shares of stock of the Corporation entitled to vote on such amendment or repeal, voting together as a single class. Notwithstanding anything to the contrary contained in this Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote of the stockholders, at any time when the Partners and their Permitted Transferees beneficially own, in the aggregate, less than 50% in voting power of the stock of the Corporation entitled to vote generally in the election of directors, in addition to any vote of the holders of any class or series of capital stock of the Corporation required herein (including any certificate of designation relating to any series of Preferred Stock), by the Bylaws or by applicable law, the affirmative vote of the holders of at least 66 2/3% in voting power of all the then-outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required in order for the stockholders of the Corporation to amend, alter, rescind, change, add or repeal, in whole or in part, any provision of the Bylaws or to adopt any provision inconsistent therewith; provided, however, that no Bylaw hereafter adopted by the stockholders shall invalidate any prior act of the Board of Directors that was valid at the time of such act prior to the adoption of such Bylaw.

ARTICLE VI

BOARD OF DIRECTORS

A.    Except as otherwise provided in this Certificate of Incorporation or the DGCL, and subject to any restrictions provided in the Investor Rights Agreement, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. Except as otherwise provided for or fixed pursuant to the Investor Rights Agreement or any certificate of designation with respect to any series of Preferred Stock, the total number of directors shall be determined from time to time exclusively by resolution adopted by the Board of Directors; provided, that any determination by the Board of Directors to increase or decrease the total number of directors shall require the approval of 66 2/3% of the directors present at a meeting at which a quorum is present. The directors (other than those directors elected by the holders of any series of Preferred Stock, voting separately as a series or together with one or more other such series, as the case may be) shall be divided into three classes designated Class I, Class II and Class III, with such division effective immediately following the election of initial directors by the incorporator. Class I directors shall initially serve for a term expiring at the Corporation’s annual meeting of stockholders to be held in 2022, Class II directors shall initially serve for a term expiring at the Corporation’s annual meeting of stockholders to be held in 2023 and Class III directors shall initially serve for a term expiring at the Corporation’s annual meeting of stockholders to be held in 2024. Commencing with the annual meeting of stockholders to be held in 2022, the directors of the class to be elected at each annual meeting shall be elected for a three-year term. In no case shall a decrease in the number of directors remove or shorten the term of any incumbent director. Any such director shall hold office until the

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annual meeting at which his or her term expires and until his or her successor shall be elected and qualified, or his or her earlier death, resignation, retirement, disqualification or removal from office. The Board of Directors is authorized to assign members of the Board of Directors already in office to their respective class, effective at the time the division of the directors into classes is effective.

B.    Without limiting the rights of any party to the Investor Rights Agreement, any newly-created directorship on the Board of Directors that results from an increase in the number of directors and any vacancy occurring in the Board of Directors (whether by death, resignation, retirement, disqualification, removal or other cause) may be filled by the affirmative vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director or by the stockholders; provided, however, that, subject to the aforementioned rights granted to holders of one or more series of Preferred Stock or the rights of any holders of Common Stock pursuant to the Investor Rights Agreement, at any time when the Partners and their Permitted Transferees beneficially own, in the aggregate, less than 50% in voting power of the stock of the Corporation entitled to vote generally in the election of directors, any newly-created directorship on the Board of Directors that results from an increase in the number of directors and any vacancy occurring in the Board of Directors shall be filled only by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders). Any director elected to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall be elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal.

C.    Without limiting the rights of any party to the Investor Rights Agreement, any or all of the directors (other than the directors elected by the holders of any series of Preferred Stock of the Corporation, voting separately as a series or together with one or more other such series, as the case may be) may be removed at any time either with or without cause by the affirmative vote of a majority in voting power of all outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class; provided, however, that at any time when the Partners and their Permitted Transferees beneficially own, in the aggregate, less than 50% in voting power of the stock of the Corporation entitled to vote generally in the election of directors, any such director or all such directors may be removed only for cause and only by the affirmative vote of the holders of at least 66 2/3% in voting power of all the then-outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class.

D.    Elections of directors need not be by written ballot unless the Bylaws shall so provide.

E.    During any period when the holders of any series of Preferred Stock have the right to elect additional directors, then upon commencement and for the duration of the period during which such right continues: (i) the then otherwise total authorized number of directors of the Corporation shall automatically be increased by such specified number of directors, and the holders of such Preferred Stock shall be entitled to elect the additional directors so provided for or fixed pursuant to said provisions, and (ii) each such additional director shall serve until such director’s successor shall have been duly elected and qualified, or until such director’s right to hold such office terminates pursuant to said provisions, whichever occurs earlier, subject to his or her earlier death, resignation, retirement, disqualification or removal. Except as otherwise provided by the Board of Directors in the resolution or resolutions establishing such series, whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to the provisions of such stock, the terms of office of all such additional directors elected by the holders of such stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate (in which case each such director thereupon shall cease to be qualified as, and shall cease to be, a director) and the total authorized number of directors of the Corporation shall automatically be reduced accordingly.

F.    As used in this Article VI only, the term “Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another Person, and

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the term “Person” means any individual, corporation, general or limited partnership, limited liability company, joint venture, trust, association or any other entity.

ARTICLE VII

LIMITATION OF DIRECTOR LIABILITY

A.    To the fullest extent permitted by the DGCL as it now exists or may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty owed to the Corporation or its stockholders.

B.    Neither the amendment nor repeal of this Article VII, nor the adoption of any provision of this Certificate of Incorporation, nor, to the fullest extent permitted by the DGCL, any modification of law shall eliminate, reduce or otherwise adversely affect any right or protection of a current or former director of the Corporation existing at the time of such amendment, repeal, adoption or modification.

C.    Notwithstanding anything herein to the contrary, the affirmative vote of not less than two thirds (2/3) of the outstanding shares of stock of the Corporation entitled to vote thereon, and the affirmative vote of not less than two thirds (2/3) of the outstanding shares of each class entitled to vote thereon as a class, shall be required to amend or repeal any provision of this Article VII.

ARTICLE VIII

CONSENT OF STOCKHOLDERS IN LIEU OF MEETING, ANNUAL AND SPECIAL MEETINGS OF STOCKHOLDERS

A.    At any time when the Partners and their Permitted Transferees beneficially own, in the aggregate, 50% or more of the voting power of the stock of the Corporation entitled to vote generally in the election of directors, any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the books in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be made by hand, or by certified or registered mail, return receipt requested. At any time when the Partners and their Permitted Transferees beneficially own, in the aggregate, less than 50% of the voting power of the stock of the Corporation entitled to vote generally in the election of directors, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent by such holders; provided, however, that any action required or permitted to be taken by the holders of Preferred Stock, voting separately as a series or separately as a class with one or more other such series, may be taken without a meeting, without prior notice and without a vote, to the extent expressly so provided by the applicable certificate of designation relating to such series of Preferred Stock. Whenever this paragraph permits stockholders to act by consent, the Bylaws shall not contain any provision that impedes or delays such an action by consent and shall not contain any provision requiring the stockholders to request that the Board fix a record date in connection therewith.

B.    Except as otherwise required by law and subject to the rights of the holders of any series of Preferred Stock, special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time only by or at the direction of the Board of Directors or the Chairman of the Board of Directors.

C.    An annual meeting of stockholders for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such

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place, if any, on such date, and at such time as shall be fixed exclusively by resolution of the Board of Directors or a duly authorized committee thereof.

ARTICLE IX

COMPETITION AND CORPORATE OPPORTUNITIES

A.    In recognition and anticipation that (i) certain directors, principals, officers, employees and/or other representatives of AE Industrial Partners, LP (“AE LP”) and its affiliated PE Funds (as defined in the Investor Rights Agreement and, together with AE LP, for purposes of this Article IX, “AE”), Institutional Partners (as defined in the Investor Rights Agreement), Sponsor and their respective Affiliates (as defined below) may serve as directors, officers or agents of the Corporation, (ii) AE, the Institutional Partners, Sponsor and their respective Affiliates, including (I) any portfolio company in which they or any of their respective investment fund Affiliates have made a debt or equity investment (and vice versa) or (II) any of their respective limited partners, non-managing members or other similar direct or indirect investors may now engage and may continue to engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage, and (iii) members of the Board of Directors who are not employees of the Corporation (“Non-Employee Directors”) and their respective Affiliates, including (I) any portfolio company in which they or any of their respective investment fund Affiliates have made a debt or equity investment (and vice versa) or (II) any of their respective limited partners, non-managing members or other similar direct or indirect investors may now engage and may continue to engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage, the provisions of this Article IX are set forth to regulate and define the conduct of certain affairs of the Corporation with respect to certain classes or categories of business opportunities as they may involve AE, any Institutional Partner, Sponsor, the Non-Employee Directors or their respective Affiliates and the powers, rights, duties and liabilities of the Corporation and its directors, officers and stockholders in connection therewith.

B.    None of (i) AE, (ii) any Institutional Partner, (iii) Sponsor or (iv) any Non-Employee Director (including any Non-Employee Director who serves as an officer of the Corporation in both his or her director and officer capacities) or their respective Affiliates (the Persons (as defined below) identified in (i), (ii), (iii) and (iv) above being referred to, collectively, as “Identified Persons” and, individually, as an “Identified Person”) shall, to the fullest extent permitted by law, have any duty to refrain from directly or indirectly (1) engaging in and possessing interests in other business ventures of every type and description, including those engaged in the same or similar business activities or lines of business in which the Corporation or any of its subsidiaries now engages or proposes to engage or (2) competing with the Corporation or any of its subsidiaries, on its own account, or in partnership with, or as an employee, officer, director or shareholder of any other Person, and, to the fullest extent permitted by law, no Identified Person shall be liable to the Corporation or its stockholders or to any Affiliate of the Corporation for breach of any fiduciary duty solely by reason of the fact that such Identified Person engages in any such activities. To the fullest extent permitted from time to time by the laws of the State of Delaware, the Corporation hereby renounces any interest or expectancy in, or right to be offered an opportunity to participate in, any business opportunity that may be a corporate opportunity for an Identified Person and the Corporation or any of its Affiliates, except as provided in Section (C) of this Article IX. Subject to said Section (C) of this Article IX, in the event that any Identified Person acquires knowledge of a potential transaction or matter that may be a corporate or other business opportunity for itself, herself or himself, or any of its or his or her Affiliates, and the Corporation or any of its Affiliates, such Identified Person shall, to the fullest extent permitted by law, have no duty (fiduciary, contractual or otherwise) to communicate or present such transaction or matter to the Corporation or any of its subsidiaries or any Institutional Partner, as the case may be and, to the fullest extent permitted by law, shall not be liable to the Corporation or its stockholders or to any subsidiary of the Corporation or any Institutional Partner for breach of any duty (fiduciary, contractual or otherwise) as a stockholder, director or officer of the Corporation by reason of the fact that such Identified Person, directly or

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indirectly, pursues or acquires such opportunity for itself, herself or himself, directs such opportunity to another Person or does not present such opportunity to the Corporation or any of its subsidiaries or any Institutional Partner (or its Affiliates).

C.    The Corporation does not renounce its interest in any corporate opportunity offered to any Non-Employee Director (including any Non-Employee Director who serves as an officer of this Corporation) if such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of the Corporation, and the provisions of Section (B) of this Article IX shall not apply to any such corporate opportunity.

D.    In addition to and notwithstanding the foregoing provisions of this Article IX, a corporate opportunity shall not be deemed to be a potential corporate opportunity for the Corporation if it is a business opportunity that (i) the Corporation is neither financially or legally able, nor contractually permitted to undertake, (ii) from its nature, is not in the line of the Corporation’s business or is of no practical advantage to the Corporation or (iii) is one in which the Corporation has no interest or reasonable expectancy.

E.    For purposes of this Article IX, (i) “Affiliate” shall mean (a) in respect of AE or any Institutional Partner or Sponsor, any Person that, directly or indirectly, is controlled by AE or such Institutional Partner or Sponsor (as applicable), controls AE or such Partner or Sponsor (as applicable) or is under common control with AE, such Institutional Partner or Sponsor (as applicable) and shall include any principal, member, director, partner, stockholder, officer, employee or other representative of any of the foregoing (other than the Corporation and any entity that is controlled by the Corporation), (b) in respect of a Non-Employee Director, any Person that, directly or indirectly, is controlled by such Non-Employee Director (other than the Corporation and any entity that is controlled by the Corporation) and (c) in respect of the Corporation, any Person that, directly or indirectly, is controlled by the Corporation; and (ii) “Person” shall mean any individual, corporation, general or limited partnership, limited liability company, joint venture, trust, association or any other entity.

F.    To the fullest extent permitted by law, any Person purchasing or otherwise acquiring any interest in any shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article IX.

ARTICLE X

DGCL SECTION 203 AND BUSINESS COMBINATIONS

A.    The Corporation hereby expressly elects not to be governed by Section 203 of the DGCL.

B.    Notwithstanding the foregoing, the Corporation shall not engage in any business combination (as defined below), at any point in time at which the Corporation’s Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, with any interested stockholder (as defined below) for a period of three (3) years following the time that such stockholder became an interested stockholder, unless:

1.	prior to such time, the Board of Directors approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder; or

2.

upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock (as defined below) of the Corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned by (i) persons who are directors and also officers and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

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3.

at or subsequent to such time, the business combination is approved by the Board of Directors and authorized at an annual or special meeting of stockholders, and not by written consent (notwithstanding the provisions of Article VIII hereof), by the affirmative vote of at least 66 2/3% of the outstanding voting stock of the Corporation that is not owned by the interested stockholder; or

4.

the stockholder became an interested stockholder inadvertently and (i) as soon as practicable divested itself of ownership of sufficient shares so that the stockholder ceased to be an interested stockholder and (ii) was not, at any time within the three-year period immediately prior to a business combination between the Corporation and such stockholder, an interested stockholder but for the inadvertent acquisition of ownership.

C.    For purposes of this Article X, references to:

1.	“AE” means AE Industrial Partners, LP and its affiliates, together with their respective affiliates, subsidiaries, successors and assigns (other than the Corporation and its subsidiaries).

2.

“AE Direct Transferee” means any person that acquires (other than in a registered public offering) directly from AE or any of its successors or any “group,” or any member of any such group, of which such persons are a party under Rule 13d-5 of the Exchange Act beneficial ownership of 15% or more of the then outstanding voting stock of the Corporation.

3.	“affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person.

4.

“associate,” when used to indicate a relationship with any person, means: (i) any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock; (ii) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.

5.	“business combination,” when used in reference to the Corporation and any interested stockholder of the Corporation, means:

(i)

any merger or consolidation of the Corporation (other than a merger effected pursuant to Section 253 or 267 of the DGCL) or any direct or indirect majority-owned subsidiary of the Corporation (a) with the interested stockholder, or (b) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the interested stockholder and as a result of such merger or consolidation Section (B) of this Article X is not applicable to the surviving entity;

(ii)

any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Corporation, to or with the interested stockholder, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Corporation;

(iii)

any transaction that results in the issuance or transfer by the Corporation or by any direct or indirect majority-owned subsidiary of the Corporation of any stock of the Corporation or of such subsidiary to the interested stockholder, except: (a) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which securities were outstanding prior to the time that the interested stockholder became such; (b) pursuant to a merger under Section 251(g), 253 or 267 of the DGCL; (c) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the

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Corporation or any such subsidiary which security is distributed, pro rata to all holders of a class or series of stock of the Corporation subsequent to the time the interested stockholder became such; (d) pursuant to an exchange offer by the Corporation to purchase stock made on the same terms to all holders of said stock; or (e) any issuance or transfer of stock by the Corporation; provided, however, that in no case under items (c)-(e) of this subsection (iii) shall there be an increase in the interested stockholder’s proportionate share of the stock of any class or series of the Corporation or of the voting stock of the Corporation (except as a result of immaterial changes due to fractional share adjustments);

(iv)

any transaction involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation that has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the Corporation or of any such subsidiary that is owned by the interested stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder; or

(v)

any receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of the Corporation), of any loans, advances, guarantees, pledges, or other financial benefits (other than those expressly permitted in subsections (i)-(iv) above) provided by or through the Corporation or any direct or indirect majority-owned subsidiary.

6.

“control,” including the terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract, or otherwise. A person who is the owner of 20% or more of the outstanding voting stock of the Corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this Article X, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.

7.

“interested stockholder” means any person (other than the Corporation or any direct or indirect majority-owned subsidiary of the Corporation) that (i) is the owner of 15% or more of the outstanding voting stock of the Corporation, (ii) is an affiliate or associate of the Corporation and was the owner of 15% or more of the outstanding voting stock of the Corporation at any time within the three (3) year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder or (iii) the affiliates and associates of any such person described in clauses (i) and (ii); provided, however, that “interested stockholder” shall not include (a) AE or any AE Direct Transferee, or any of their respective affiliates or successors or any “group,” or any member of any such group, to which such persons are a party under Rule 13d-5 of the Exchange Act, or (b) any person whose ownership of shares in excess of the 15% limitation set forth herein is the result of any action taken solely by the Corporation; provided, that such person specified in this clause (b) shall be an interested stockholder if thereafter such person acquires additional shares of voting stock of the Corporation, except as a result of (x) further corporate action not caused, directly or indirectly, by such person or (y) an acquisition of a de minimis number of such additional shares. For the purpose of determining whether a person is an interested stockholder, the voting stock of the Corporation deemed to be outstanding shall include stock deemed to be owned by the person through application of the definition of “owner” below but shall not include any other unissued stock of the Corporation that may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

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8.	“owner,” including the terms “own” and “owned,” when used with respect to any stock, means a person that individually or with or through any of its affiliates or associates:

(i)	beneficially owns such stock, directly or indirectly; or

(ii)

has (a) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person’s affiliates or associates until such tendered stock is accepted for purchase or exchange; or (b) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person’s right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to ten (10) or more persons; or

(iii)

has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (b) of subsection (ii) above), or disposing of such stock with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such stock.

9.	“person” means any individual, corporation, partnership, unincorporated association or other entity.

10.	“stock” means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.

11.

“voting stock” means stock of any class or series entitled to vote generally in the election of directors and, with respect to any entity that is not a corporation, any equity interest entitled to vote generally in the election of the governing body of such entity. Every reference in this Article X to a percentage of voting stock shall refer to such percentage of the votes of such voting stock.

ARTICLE XI

MISCELLANEOUS

A.	Forum.

1.

Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for: (i) any derivative action or proceeding brought on behalf of the Corporation; (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director or officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders; (iii) any action asserting a claim against the Corporation or any current or former director or officer or other employee of the Corporation arising pursuant to any provision of the DGCL or the Corporation’s Certificate of Incorporation or Bylaws (as either may be amended, restated, modified, supplemented or waived from time to time); (iv) any action asserting a claim against the Corporation or any current or former director or officer or other employee of the Corporation governed by the internal affairs doctrine; or (v) any action asserting an “internal corporate claim” as that term is defined in Section 115 of the DGCL, shall be a state court located within the State of Delaware (or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware). For the avoidance of doubt, this Article XI(A)(1) shall not apply to any action or proceeding asserting a claim under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act.

2.

Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act.

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B.    Consent to Jurisdiction. If any action the subject matter of which is within the scope of Article XI(A) above is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce Article XI(A) above (an “FSC Enforcement Action”) and (ii) having service of process made upon such stockholder in any such FSC Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

C.    Severability. If any provision or provisions in the Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision or provisions in any other circumstance and of the remaining provisions in the Certificate of Incorporation and the application of such provision or provisions to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

D.    Facts Ascertainable. When the terms of this Certificate of Incorporation refer to a specific agreement or other document or a decision by any body, person or entity to determine the meaning or operation of a provision hereof, the secretary of the Corporation shall maintain a copy of such agreement, document or decision at the principal executive offices of the Corporation and a copy thereof shall be provided free of charge to any stockholder who makes a request therefor.

E.    Incorporator. The name and mailing address of the incorporator of the Corporation is as follows: [    ].

F.    Deemed Notice and Consent. Any person (as defined in Article X) purchasing or otherwise acquiring any security of the Corporation shall be deemed to have notice of and consented to this Article XI.

[Remainder of Page Intentionally Left Blank]

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I, the undersigned, for the purpose of forming a corporation under the laws of the State of Delaware do make, file and record this Certificate of Incorporation, and, accordingly, have hereto set my hand this [    ] day of [    ], 2021.

Name:

Incorporator

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EXHIBIT B

FORM OF ACQUIROR BYLAWS

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BYLAWS

OF

BIGBEAR.AI HOLDINGS, INC.

* * * *

ARTICLE I

Offices

Section 1.01    Registered Office. The registered office and registered agent of BigBear.ai Holdings, Inc., a Delaware corporation (the “Corporation”) shall be as set forth in the Certificate of Incorporation (as defined below). The Corporation may also have offices in such other places in the United States or elsewhere (and may change the Corporation’s registered agent) as the board of directors of the Corporation (the “Board of Directors”) may, from time to time, determine or as the business of the Corporation may require as determined by any officer of the Corporation.

ARTICLE II

Meetings of Stockholders

Section 2.01    Annual Meetings. Annual meetings of stockholders may be held at such place, if any, either within or without the State of Delaware, and at such time and date as the Board of Directors shall determine and state in the notice of meeting. The Board of Directors may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication, including by webcast, as described in Section 2.11 of these Bylaws (these “Bylaws”), in accordance with the General Corporation Law of the State of Delaware (the “DGCL”). The Board of Directors may postpone, reschedule or cancel any annual meeting of stockholders previously scheduled by the Board of Directors.

Section 2.02    Special Meetings. Special meetings of the stockholders may only be called in the manner provided in the Corporation’s certificate of incorporation as then in effect (as the same may be amended from time to time, the “Certificate of Incorporation”) and may be held either within or without the State of Delaware. The Board of Directors may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication, including by webcast, as described in Section 2.11 of these Bylaws, in accordance with the DGCL. The Board of Directors may postpone, reschedule or cancel any special meeting of stockholders previously scheduled by the Board of Directors or the Chairman of the Board of Directors.

Section 2.03    Notice of Stockholder Business and Nominations.

(A)    Annual Meetings of Stockholders.

(1)    Nominations of persons for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders only (a) as provided in the Investor Rights Agreement (as defined in the Certificate of Incorporation), (b) pursuant to the Corporation’s notice of meeting (or any supplement thereto) delivered pursuant to Section 2.04, (c) by or at the direction of the Board of Directors or any authorized committee thereof, or (d) by any stockholder of the Corporation who (i) was a stockholder of record at the time the notice provided for in this Section 2.03 was given, on the record date for the determination of stockholders of the Corporation entitled to vote at the meeting, and at the time of the meeting, (ii) is entitled to vote at the meeting, and (iii) subject to Section 2.03(C)(4),

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complies with the notice procedures set forth in these Bylaws as to such business or nomination. Section 2.03(A)(1)(d) shall be the exclusive means for a stockholder to make nominations (other than pursuant to Section 2.03(A)(1)(a)) or submit other business before an annual meeting of stockholders (other than pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

(2)    For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to Section 2.03(A)(1)(d), the stockholder must have given timely notice thereof in writing and otherwise in proper form in accordance with this Section 2.03(A)(2) to the Secretary of the Corporation, and, in the case of business other than nominations of persons for election to the Board of Directors, such other business must constitute a proper matter for stockholder action under applicable law. To be timely, a stockholder’s notice shall be delivered to the Secretary not earlier than the Close of Business on the 120th calendar day prior to the first anniversary of the preceding year’s annual meeting nor later than the Close of Business on the 90th calendar day prior to the first anniversary of the date of the preceding year’s annual meeting (and the annual meeting of stockholders of the Corporation for calendar year 2021 shall be deemed to have been held on [    ], 2021 for purposes of this Section 2.03); provided, that in the event that the date of the annual meeting is more than 30 calendar days before or more than 70 calendar days after the anniversary date of the preceding year’s annual meeting, or if no annual meeting was held in the preceding year (other than in connection with calendar year 2021), notice by the stockholder to be timely must be so delivered not earlier than the Close of Business on the 120th calendar day prior to the date of such annual meeting and not later than the Close of Business on the later of the 90th calendar day prior to the date of such annual meeting or the tenth calendar day following the calendar day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. For the avoidance of doubt, a stockholder shall not be entitled to make additional or substitute nominations following the expiration of the time periods set forth in these Bylaws. Notwithstanding anything in this Section 2.03(A)(2) to the contrary, in the event that the number of directors to be elected to the Board of Directors at an annual meeting is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least 100 calendar days prior to the first anniversary of the preceding year’s annual meeting of stockholders, then a stockholder’s notice required by this Section 2.03 shall be considered timely, but only with respect to nominees for any new positions created by such increase, if it is received by the Secretary of the Corporation not later than the Close of Business on the tenth calendar day following the day on which such public announcement is first made by the Corporation.

(3)    To be in proper form, a stockholder’s notice delivered to the Secretary pursuant to this Section 2.03 must:

(a) set forth, as to each person whom the Noticing Stockholder (as defined herein) proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person (present and for the past five years), (iii) the Ownership Information (as defined herein) for such person and any member of the immediate family of such person, or any Affiliate or Associate (as such terms are defined herein) of such person, or any person acting in concert therewith, (iv) all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and (v) a complete and accurate description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings (whether written or oral) during the past three years, and any other material relationships, between or among the Holders and/or any Stockholder Associated Person (as such terms are defined herein), on the one hand, and each proposed nominee and any member of the immediate family of such proposed nominee, and his or her respective Affiliates and Associates, or others acting in concert therewith, on the other hand, including, without limitation all biographical and related party transaction and other information that would be required to be disclosed pursuant

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to the federal and state securities laws, including Rule 404 promulgated under Regulation S-K (the “Regulation S-K”) under the Securities Act of 1933 (the “Securities Act”) (or any successor provision), if any Holder and/or any Stockholder Associated Person were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant;

(b) if the notice relates to any business other than nominations of persons for election to the Board of Directors that the stockholder proposes to bring before the meeting, set forth (i) a brief description of the business desired to be brought before the meeting, (ii) the text, if any, of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend these Bylaws, the language of the proposed amendment), (iii) the reasons for conducting such business at the meeting and any material interest of each Holder and any Stockholder Associated Person in such business, and (iv) a description of all agreements, arrangements and understandings between each Holder and any Stockholder Associated Person and any other person or persons (including their names) in connection with the proposal of such business by such stockholder;

(c) set forth, as to the stockholder giving the notice (the “Noticing Stockholder”) and the beneficial owner, if any, on whose behalf the nomination or proposal is made (collectively with the Noticing Stockholder, the “Holders” and each, a “Holder”): (i) the name and address as they appear on the Corporation’s books and records of each Holder and the name and address of any Stockholder Associated Person, (ii) (A) the class or series and number of shares of the Corporation which are, directly or indirectly, owned beneficially and of record by each Holder and any Stockholder Associated Person (provided, however, that for purposes of this Section 2.03(A)(3), any such person shall in all events be deemed to beneficially own any shares of the Corporation as to which such person has a right to acquire beneficial ownership of at any time in the future), (B) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived, in whole or in part, from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by each Holder and any Stockholder Associated Person and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (C) any proxy, contract, arrangement, understanding or relationship pursuant to which each Holder and any Stockholder Associated Person has a right to vote or has granted a right to vote any shares of any security of the Corporation, (D) any Short Interest held by each Holder and any Stockholder Associated Person presently or within the last 12 months in any security of the Corporation (for purposes of this Section 2.03 a person shall be deemed to have a “Short Interest” in a security if such person, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (E) any agreement, arrangement or understanding (including any contract to purchase or sell, acquisition or grant of any option, right or warrant to purchase or sell, swap or other instrument) between and among each Holder, any Stockholder Associated Person, on the one hand, and any person acting in concert with any such person, on the other hand, with the intent or effect of which may be to transfer to or from any such person, in whole or in part, any of the economic consequences of ownership of any security of the Corporation or to increase or decrease the voting power of any such person with respect to any security of the Corporation, (F) any direct or indirect legal, economic or financial interest (including Short Interest) of each Holder and any Stockholder Associated Person in the outcome of any vote to be taken at any annual or special meeting of stockholders of the Corporation or any other entity with respect to any matter that is substantially related, directly or indirectly, to any nomination or business proposed by any Holder under this Section 2.03, (G) any rights to dividends on the shares of the Corporation owned beneficially by each Holder and any Stockholder Associated Person that are separated or separable from the underlying shares of the Corporation, (H) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership or limited liability company or similar entity in which any Holder and any Stockholder Associated Person is a general partner or, directly or indirectly, beneficially owns any interest in a general partner or is the manager or managing member or, directly or indirectly, beneficially owns any interest in

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the manager or managing member of a limited liability company or similar entity, and (I) any performance-related fees (other than an asset-based fee) that each Holder and any Stockholder Associated Person is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice (Sub-clauses (A) through (I) above of this Section 2.03(A)(3)(c)(ii) shall be referred, collectively, as the “Ownership Information”), (iii) a representation by the Noticing Stockholder that such stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting, will continue to be a stockholder of record of the Corporation entitled to vote at such meeting through the date of such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, (iv) a representation as to whether any Holder and/or any Stockholder Associated Person intends or is part of a group which intends (A) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (B) otherwise to solicit proxies from stockholders in support of such proposal or nomination, (v) a certification that each Holder and any Stockholder Associated Person has complied with all applicable federal, state and other legal requirements in connection with its acquisition of shares or other securities of the Corporation and such person’s acts or omissions as a stockholder of the Corporation, (vi) any other information relating to such stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, and (vii) a representation as to the accuracy of the information set forth in the notice; and (vi) with respect to each person nominated for election to the Board of Directors, include a completed and signed questionnaire, representation and agreement and any and all other information required by Section 2.03(D).

(4)    A Noticing Stockholder shall further update and supplement its notice of any nomination or other business proposed to be brought before a meeting, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.03(A) shall be true and correct (a) as of the record date for the meeting and (b) as of the date that is ten Business Days prior to the meeting or any adjournment, recess, rescheduling or postponement thereof. Such update and supplement shall be delivered to the Secretary not later than three Business Days after the later of the record date or the date notice of the record date is first publicly announced (in the case of the update and supplement required to be made as of the record date for the meeting) and not later than seven Business Days prior to the date for the meeting, if practicable (or, if not practicable, on the first practicable date prior to the meeting), or any adjournment, recess, rescheduling or postponement thereof (in the case of the update and supplement required to be made as of ten Business Days prior to the meeting or any adjournment, recess, rescheduling or postponement thereof).

(5)    The Corporation may also, as a condition to any such nomination or business being deemed properly brought before an annual meeting, require any Holder or any proposed nominee to deliver to the Secretary, within five Business Days of any such request, such other information as may reasonably be requested by the Corporation, including such other information as may be reasonably required by the Board of Directors, in its sole discretion, to determine (a) the eligibility of such proposed nominee to serve as a director of the Corporation, (b) whether such nominee qualifies as an “independent director” or “audit committee financial expert” under applicable law, securities exchange rule or regulation, or any publicly disclosed corporate governance guideline or committee charter of the Corporation and (c) such other information that the Board of Directors determines, in its sole discretion, could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee.

(B)    Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting under Section 2.02. At any time that the stockholders are not prohibited from filling vacancies or newly created directorships on the Board of Directors, nominations of persons for election to the Board of Directors to fill any vacancy or newly created directorship may be made at a special meeting of stockholders at which any proposal to fill any vacancy or unfilled newly created directorship is to be presented to the stockholders (1) as

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provided in the Investor Rights Agreement, (2) by or at the direction of the Board of Directors or any committee thereof or (3) by any stockholder of the Corporation who (a) was a stockholder of record at the time the notice provided for in this Section 2.03 was given, on the record date for the determination of stockholders of the Corporation entitled to vote at the meeting, and at the time of the meeting, (b) is entitled to vote at the meeting, and (c) subject to Section 2.03(C)(4), complies with the notice procedures set forth in these Bylaws as to such business or nomination, including delivering the stockholder’s notice required by Section 2.03(A) with respect to any nomination (including the completed and signed questionnaire, representation and agreement required by Section 2.03(D)) to the Secretary not earlier than the Close of Business on the 120th calendar day prior to such special meeting, nor later than the Close of Business on the later of the 90th calendar day prior to such special meeting or the tenth calendar day following the day on which public announcement is first made of the date of the special meeting and of the nominees, if any, proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(C)    General.

(1)    Except as provided in Section 2.03(C)(4) only such persons who are nominated in accordance with the procedures set forth in this Section 2.03 or the Investor Rights Agreement shall be eligible to be elected at an annual or special meeting of stockholders of the Corporation serve as directors and only such business shall be conducted at an annual or special meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the chairman of the meeting shall, in addition to making any other determination that may be appropriate for the conduct of the meeting, have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defective proposal or nomination shall be disregarded. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the chairman of the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of the meeting shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting (whether or not a quorum is present), to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; (v) limitations on the time allotted to questions or comments by participants and on stockholder approvals; and (vi) restricting the use of cell phones, audio or video recording devices and similar devices at the meeting. The chairman of the meeting’s rulings on procedural matters shall be final. Notwithstanding the foregoing provisions of this Section 2.03, unless otherwise required by law, if the Noticing Stockholder (or a qualified representative thereof) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.03, to be considered a qualified representative of the Noticing Stockholder, a person must be a duly authorized officer, manager or partner of such Noticing Stockholder or must be authorized by a writing executed by such Noticing Stockholder or an electronic transmission delivered by such Noticing Stockholder to act for such Noticing Stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable

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reproduction of the writing or electronic transmission, at the meeting of stockholders. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, the meeting of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

(2)    For purposes of these Bylaws,

(a)    “Affiliate” shall mean, with respect to any specified Person, any Person that, directly or indirectly, controls, is controlled by, or is under common control with, such specified Person, through one or more intermediaries or otherwise. The term “control” means the ownership of a majority of the voting securities of the applicable Person or the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the applicable Person, whether through ownership of voting securities, by contract or otherwise, and the terms “controlled” and “controlling” have meanings correlative thereto; provided, that, in no event shall the Corporation or any of its subsidiaries be considered an Affiliate of any portfolio company (other than the Corporation and its subsidiaries) of any investment fund affiliated with any direct or indirect equityholder of the Corporation nor shall any portfolio company (other than the Corporation and its subsidiaries) of any investment fund affiliated with any direct or indirect equityholder of the Corporation be considered to be an Affiliate of the Corporation or its subsidiaries.

(b)    “Associate(s)” shall have the meaning attributed to such term in Rule 12b-2 under the Exchange Act and the rules and regulations promulgated thereunder.

(c)    “Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in Jacksonville, Florida or New York, New York are authorized or obligated by law or executive order to close.

(d)    “Close of Business” shall mean 5:00 p.m. local time at the principal executive offices of the Corporation, and if an applicable deadline falls on the Close of Business on a day that is not a Business Day, then the applicable deadline shall be deemed to be the Close of Business on the immediately preceding Business Day.

(e)    “delivery” of any notice or materials by a stockholder as required to be “delivered” under this Section 2.03 shall be made by both (i) hand delivery, overnight courier service, or by certified or registered mail, return receipt required, in each case, to the Secretary at the principal executive offices of the Corporation, and (ii) electronic mail to the Secretary at [    ] or such other email address for the Secretary as may be specified in the Corporation’s proxy statement for the annual meeting of stockholders immediately preceding such delivery of notice or materials.

(f)    “person” means any individual, firm, corporation, partnership, limited liability company, incorporated or unincorporated association, joint venture, joint stock company, governmental agency or instrumentality or other entity of any kind.

(g)    “public announcement” shall mean any method (or combination of methods) of disclosure that is reasonably designed to provide broad, non-exclusionary distribution of the information to the public or the furnishing or filing of any document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

(h)    “Stockholder Associated Person” shall mean as to any Holder (i) any person acting in concert with such Holder, (ii) any person controlling, controlled by or under common control with such Holder or any of their respective Affiliates and Associates, or person acting in concert therewith and (iii) any member of the immediate family of such Holder or an affiliate or associate of such Holder.

(3)    Notwithstanding the foregoing provisions of this Section 2.03, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated

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thereunder with respect to the matters set forth in this Section 2.03; provided, however, that, to the fullest extent permitted by law, any references in these Bylaws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to Section 2.03(A) and Section 2.03(B). Nothing in these Bylaws shall be deemed to affect any rights of (a) stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or any other applicable federal or state securities law with respect to that stockholder’s request to include proposals in the Corporation’s proxy statement, or (b) the holders of any class or series of stock having a preference over the Common Stock (as defined in the Certificate of Incorporation) as to dividends or upon liquidation to elect directors under specified circumstances.

(4)    Notwithstanding anything to the contrary contained in this Section 2.03, for as long as the Investor Rights Agreement remains in effect with respect to the Partners or the Sponsor (each as defined in the Certificate of Incorporation), neither the Sponsor nor any Partner (to the extent then subject to the Investor Rights Agreement) shall be subject to the notice procedures set forth in Section 2.03(A)(2), Section 2.03(A)(3), Section 2.03(A)(4), Section 2.03(A)(5), Section 2.03(B) or Section 2.03(D) with respect to any annual or special meeting of stockholders in respect of any matters that are contemplated by the Investor Rights Agreement.

(D)    Submission of Questionnaire. Representation and Agreement. To be eligible to be a nominee for election or re-election as a director of the Corporation pursuant to Section 2.03(A)(1)(d), a proposed nominee must deliver in writing (in accordance with the time periods prescribed for delivery of notice under this Section 2.03) to the Secretary (1) a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request of any stockholder of record identified by name within five Business Days of such written request) and (2) a written representation and agreement (in the form provided by the Secretary upon written request of any stockholder of record identified by name within five Business Days of such request) that such person (a) is not and will not become a party to (i) any agreement, arrangement or understanding (whether written or oral) with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a Director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (ii) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a Director of the Corporation, with such person’s fiduciary duties under applicable law, (b) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed to the Corporation, (c) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply with all applicable rules of the exchanges upon which the securities of the Corporation are listed and all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation and (d) in such person’s individual capacity and on behalf of any Holder on whose behalf the nomination is being made, intends to serve a full term if elected as a director of the Corporation.

Section 2.04    Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a timely notice in writing or by electronic transmission, in the manner provided in Section 232 of the DGCL, of the meeting, which shall state the place, if any, date and time of the meeting, the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, and, in the case of a special meeting, the purposes for which the meeting is called, shall be mailed to or transmitted electronically by the Secretary of the Corporation to each stockholder of record entitled to vote thereat as of the record date for determining the stockholders entitled to notice of the meeting. Unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, the notice of any meeting shall be given not less than ten nor more than 60

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days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting.

Section 2.05    Quorum. Unless otherwise required by law, the Certificate of Incorporation or the rules of any stock exchange upon which the Corporation’s securities are listed, the holders of record of a majority of the voting power of the issued and outstanding shares of capital stock of the Corporation entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of stockholders. Notwithstanding the foregoing, where a separate vote by a class or series or classes or series is required, a majority in voting power of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to the vote on that matter. Once a quorum is present to organize a meeting, it shall not be broken by the subsequent withdrawal of any stockholders.

Section 2.06    Voting. Except as otherwise provided by or pursuant to the provisions of the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders or to express consent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy in any manner provided by applicable law, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary of the Corporation a revocation of the proxy or a new proxy bearing a later date. Unless required by the Certificate of Incorporation or applicable law, or determined by the chairman of the meeting to be advisable, the vote on any question need not be by ballot. On a vote by ballot, each ballot shall be signed by the stockholder voting, or by such stockholder’s proxy, if there be such proxy. When a quorum is present or represented at any meeting, the vote of the holders of a majority of the voting power of the shares of stock present in person or represented by proxy and entitled to vote on the subject matter shall decide any question brought before such meeting, unless the question is one upon which, by express provision of applicable law, of the rules or regulations of any stock exchange applicable to the Corporation, of any regulation applicable to the Corporation or its securities, of the Certificate of Incorporation or of these Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question. Notwithstanding the foregoing sentence and subject to the Certificate of Incorporation, all elections of directors shall be determined by a plurality of the votes cast in respect of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

Section 2.07    Chairman of Meetings. The Chairman of the Board of Directors, if one is elected, or, in his or her absence or disability or refusal to act, the Chief Executive Officer of the Corporation, or in the absence, disability or refusal to act of the Chairman of the Board of Directors and the Chief Executive Officer, a person designated by the Board of Directors shall be the chairman of the meeting and, as such, preside at all meetings of the stockholders.

Section 2.08    Secretary of Meetings. The Secretary of the Corporation shall act as Secretary at all meetings of the stockholders. In the absence, disability or refusal to act of the Secretary, the chairman of the meeting shall appoint a person to act as Secretary at such meetings.

Section 2.09    Consent of Stockholders in Lieu of Meeting. Any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote only to the extent permitted by and in the manner provided in the Certificate of Incorporation and in accordance with applicable law.

Section 2.10    Adjournment. At any meeting of stockholders of the Corporation, if less than a quorum be present, the chairman of the meeting or stockholders holding a majority in voting power of the shares of stock of

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the Corporation, present in person or by proxy and entitled to vote thereon, shall have the power to adjourn the meeting from time to time without notice other than announcement at the meeting until a quorum shall be present. Any business may be transacted at the adjourned meeting that might have been transacted at the meeting originally noticed. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for determination of stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix as the record date for determining stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote at the adjourned meeting, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date so fixed for notice of such adjourned meeting.

Section 2.11    Remote Communication. If authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxy holders not physically present at a meeting of stockholders may, by means of remote communication:

(A)    participate in a meeting of stockholders; and

(B)    be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication,

provided that

(i)    the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder;

(ii)    the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings; and

(iii)    if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

Section 2.12    Inspectors of Election. The Corporation may, and shall if required by law, in advance of any meeting of stockholders, appoint one or more inspectors of election, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and to make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. In the event that no inspector so appointed or designated is able to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed or designated shall (i) ascertain the number of shares of capital stock of the Corporation outstanding and the voting power of each such share, (ii) determine the shares of capital stock of the Corporation represented at the meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares of capital stock of the Corporation represented at the meeting and such inspectors’ count of all votes and ballots. Such certification and report shall specify such other information as may be required by law. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Corporation, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election

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ARTICLE III

Board of Directors

Section 3.01    Powers. Except as otherwise provided by the Certificate of Incorporation or the DGCL, the business and affairs of the Corporation shall be managed by or under the direction of its Board of Directors. The Board of Directors may exercise all such authority and powers of the Corporation and do all such lawful acts and things as are not, by the DGCL or the Certificate of Incorporation, directed or required to be exercised or done by the stockholders.

Section 3.02    Number and Term; Chairman. Subject to the Certificate of Incorporation and the Investor Rights Agreement, the total number of directors shall be determined from time to time exclusively by resolution adopted by the Board of Directors; provided that any determination by the Board of Directors to increase or decrease the total number of directors shall require the approval of 66 2/3% of the directors present at a meeting at which a quorum is present. The term of each director shall be as set forth in the Certificate of Incorporation. Directors need not be stockholders. The Board of Directors shall elect a Chairman of the Board, who shall have the powers and perform such duties as provided in these Bylaws and as the Board of Directors may from time to time prescribe. The Chairman of the Board shall preside at all meetings of the Board of Directors at which he or she is present. If the Chairman of the Board is not present at a meeting of the Board of Directors, the Chief Executive Officer (if the Chief Executive Officer is a director and is not also the Chairman of the Board) shall preside at such meeting, and, if the Chief Executive Officer is not present at such meeting or is not a director, a majority of the directors present at such meeting shall elect one of their members to preside over such meeting.

Section 3.03    Resignations. Any director may resign at any time upon notice given in writing or by electronic transmission to the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer, the President or the Secretary of the Corporation. The resignation shall take effect at the time or the happening of any event specified therein, and if no time or event is specified, at the time of its receipt. The acceptance of a resignation shall not be necessary to make it effective unless otherwise expressly provided in the resignation.

Section 3.04    Removal. Subject to the Investor Rights Agreement, directors of the Corporation may be removed in the manner provided in the Certificate of Incorporation and applicable law.

Section 3.05    Vacancies and Newly Created Directorships. Except as otherwise provided by law and subject to the Investor Rights Agreement, vacancies occurring in any directorship (whether by death, resignation, retirement, disqualification, removal or other cause) and newly created directorships resulting from any increase in the number of directors shall be filled in accordance with the Certificate of Incorporation. Any director elected to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall be elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal.

Section 3.06    Meetings. Regular meetings of the Board of Directors may be held at such places and times as shall be determined from time to time by the Board of Directors. Special meetings of the Board of Directors may be called by the Chief Executive Officer of the Corporation, the President of the Corporation or the Chairman of the Board of Directors, and shall be called by the Chief Executive Officer, the President or the Secretary of the Corporation if directed by the Board of Directors and shall be at such places and times as they or he or she shall fix. Notice need not be given of regular meetings of the Board of Directors. At least 24 hours before each special meeting of the Board of Directors, either written notice, notice by electronic transmission or oral notice (either in person or by telephone) of the time, date and place of the meeting shall be given to each director. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

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Section 3.07    Quorum, Voting and Adjournment. Except as otherwise provided by law, the Certificate of Incorporation, or these Bylaws, a majority of the total number of directors shall constitute a quorum for the transaction of business. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. In the absence of a quorum, a majority of the directors present thereat may adjourn such meeting to another time and place. Notice of such adjourned meeting need not be given if the time and place of such adjourned meeting are announced at the meeting so adjourned.

Section 3.08    Committees; Committee Rules. Subject to the Investor Rights Agreement, the Board of Directors may designate one or more committees, including but not limited to an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each such committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee to replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent provided in the resolution of the Board of Directors establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to the following matters: (a) approving or adopting, or recommending to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval or (b) adopting, amending or repealing any Bylaw of the Corporation. Each committee of the Board of Directors may fix its own rules of procedure and shall hold its meetings as provided by such rules, except as may otherwise be provided by a resolution of the Board of Directors designating such committee. Unless otherwise provided in such a resolution, the presence of at least a majority of the members of the committee shall be necessary to constitute a quorum unless the committee shall consist of one or two members, in which event one member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present at a meeting of the committee at which a quorum is present. Unless otherwise provided in such a resolution, in the event that a member and that member’s alternate, if alternates are designated by the Board of Directors, of such committee is or are absent or disqualified, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member.

Section 3.09    Action Without a Meeting. Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board of Directors or any committee thereof, as the case may be, consent thereto in writing or by electronic transmission. The writing or writings or electronic transmission or transmissions shall be filed in the minutes of proceedings of the Board of Directors in accordance with applicable law.

Section 3.10    Remote Meeting. Unless otherwise restricted by the Certificate of Incorporation, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting by means of conference telephone or other communications equipment in which all persons participating in the meeting can hear each other. Participation in a meeting by means of conference telephone or other communications equipment shall constitute presence in person at such meeting.

Section 3.11    Compensation. The Board of Directors shall have the authority to fix the compensation, including fees and reimbursement of expenses, of directors for services to the Corporation in any capacity.

Section 3.12    Reliance on Books and Records. A member of the Board of Directors, or a member of any committee designated by the Board of Directors shall, in the performance of such person’s duties, be fully protected in relying in good faith upon records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of the Corporation’s officers or employees, or committees of

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the Board of Directors, or by any other person as to matters the member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

ARTICLE IV

Officers

Section 4.01    Number. The officers of the Corporation shall include a Chief Executive Officer, a President and a Secretary, each of whom shall be elected by the Board of Directors and who shall hold office for such terms as shall be determined by the Board of Directors and until their successors are elected and qualify or until their earlier resignation or removal. In addition, the Board of Directors may elect one or more Vice Presidents, including one or more Executive Vice Presidents or Senior Vice Presidents, a Treasurer and one or more Assistant Treasurers and one or more Assistant Secretaries, who shall hold their respective offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors. Any number of offices may be held by the same person.

Section 4.02    Other Officers and Agents. The Board of Directors may appoint such other officers and agents as it deems advisable, who shall hold their office for such terms and shall exercise and perform such powers and duties as shall be determined from time to time by the Board of Directors.

Section 4.03    Powers. Each of the officers of the Corporation elected by the Board or appointed by an officer in accordance with these Bylaws shall have the powers and duties prescribed by law, by these Bylaws or by the Board of Directors and, in the case of appointed officers, the powers and duties prescribed by the appointing officer, and, unless otherwise prescribed by these Bylaws or by the Board of Directors or such appointing officer, shall have such further powers and duties as ordinarily pertain to that office.

Section 4.04    Corporate Funds and Checks. The funds of the Corporation shall be kept in such depositories as shall from time to time be prescribed by the Board of Directors or its designees selected for such purposes. All checks or other orders for the payment of money shall be signed by the Chief Executive Officer, the President, a Vice President, the Treasurer, the Secretary, an Assistant Treasurer, an Assistant Secretary or such other person or agent as may from time to time be authorized and with such countersignature, if any, as may be required by the Board of Directors.

Section 4.05    Contracts and Other Documents. The Chief Executive Officer, the President, a Vice President, the Treasurer, the Secretary, an Assistant Treasurer, an Assistant Secretary or such other officer or officers as may from time to time be authorized by the Board of Directors or any other committee given specific authority in the premises by the Board of Directors during the intervals between the meetings of the Board of Directors, shall have power to sign and execute on behalf of the Corporation deeds, conveyances and contracts, and any and all other documents requiring execution by the Corporation.

Section 4.06    Ownership of Stock of Another Corporation. Unless otherwise directed by the Board of Directors, the Chief Executive Officer, the President, a Vice President, the Treasurer, the Secretary, an Assistant Treasurer, an Assistant Secretary or such other officer or agent as shall be authorized by the Board of Directors, shall have the power and authority, on behalf of the Corporation, to attend and to vote at any meeting of securityholders of any entity in which the Corporation holds securities or equity interests and may exercise, on behalf of the Corporation, any and all of the rights and powers incident to the ownership of such securities or equity interests at any such meeting, including the authority to execute and deliver proxies and consents on behalf of the Corporation.

Section 4.07    Delegation of Duties. In the absence, disability or refusal of any officer to exercise and perform his or her duties, the Board of Directors may delegate to another officer such powers or duties.

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Section 4.08    Resignation and Removal. Any officer of the Corporation may be removed from office for or without cause at any time by the Board of Directors. Any officer may resign at any time in the same manner prescribed under Section 3.03 of these Bylaws.

Section 4.09    Vacancies. Subject to the Investor Rights Agreement, the Board of Directors shall have the power to fill vacancies occurring in any office.

ARTICLE V

Stock

Section 5.01    Shares With Certificates.

The shares of stock of the Corporation shall be uncertificated and shall not be represented by certificates, except to the extent as may be required by applicable law or as otherwise authorized by the Board of Directors. [Notwithstanding the foregoing, shares of stock represented by a certificate and issued and outstanding on [    ] shall remain represented by a certificate until such certificate is surrendered to the Corporation.]1

If shares of stock of the Corporation shall be certificated, such certificates shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock in the Corporation represented by certificates shall be entitled to have a certificate signed by, or in the name of the Corporation by, any two authorized officers of the Corporation (it being understood that each of the Chief Executive Officer, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary, and any Assistant Secretary of the Corporation shall be an authorized officer for such purpose), certifying the number and class of shares of stock of the Corporation owned by such holder. Any or all of the signatures on the certificate may be a facsimile. The Board of Directors shall have the power to appoint one or more transfer agents and/or registrars for the transfer or registration of certificates of stock of any class, and may require stock certificates to be countersigned or registered by one or more of such transfer agents and/or registrars. The name of the holder of record of the shares represented thereby, with the number of such shares and the date of issue, shall be entered on the books of the Corporation. With respect to all uncertificated shares, the name of the holder of record of such uncertificated shares represented, with the number of such shares and the date of issue, shall be entered on the books of the Corporation.

Section 5.02    Shares Without Certificates. If the Board of Directors chooses to issue shares of stock without certificates, the Corporation, if required by the DGCL, shall, within a reasonable time after the issue or transfer of shares without certificates, send the stockholder a statement of the information required by the DGCL. The Corporation may adopt a system of issuance, recordation and transfer of its shares of stock by electronic or other means not involving the issuance of certificates, provided that the use of such system by the Corporation is permitted in accordance with applicable law.

Section 5.03    Transfer of Shares. Shares of stock of the Corporation shall be transferable upon its books by the holders thereof, in person or by their duly authorized attorneys or legal representatives, upon surrender to the Corporation by delivery thereof (to the extent evidenced by a physical stock certificate) to the person in charge of the stock and transfer books and ledgers. Certificates representing such shares, if any, shall be cancelled and new certificates, if the shares are to be certificated, shall thereupon be issued. Shares of capital stock of the Corporation that are not represented by a certificate shall be transferred in accordance with any procedures adopted by the Corporation or its agent and applicable law. A record shall be made of each transfer. Whenever any transfer of shares shall be made for collateral security, and not absolutely, it shall be so expressed in the entry

[1]	NTD: To be deleted if no share certificates will exist as of closing. Otherwise, fill in the blank with the date of closing.

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of the transfer if, when the certificates are presented, both the transferor and transferee request the Corporation to do so. The Corporation shall have power and authority to make such rules and regulations as it may deem necessary or proper concerning the issue, transfer and registration of certificates for shares of stock of the Corporation.

Section 5.04    Lost, Stolen, Destroyed or Mutilated Certificates. A new certificate of stock or uncertificated shares may be issued in the place of any certificate previously issued by the Corporation alleged to have been lost, stolen or destroyed, and the Corporation may, in its discretion, require the owner of such lost, stolen or destroyed certificate, or his or her legal representative, to give the Corporation a bond, in such sum as the Corporation may direct, in order to indemnify the Corporation against any claims that may be made against it in connection therewith. A new certificate or uncertificated shares of stock may be issued in the place of any certificate previously issued by the Corporation that has become mutilated upon the surrender by such owner of such mutilated certificate and, if required by the Corporation, the posting of a bond by such owner in an amount sufficient to indemnify the Corporation against any claim that may be made against it in connection therewith.

Section 5.05    List of Stockholders Entitled To Vote. The Corporation shall prepare, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, if the record date for determining the stockholders entitled to vote is less than ten days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting at least ten days prior to the meeting (a) on a reasonably accessible electronic network; provided that the information required to gain access to such list is provided with the notice of meeting or (b) during ordinary business hours at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 5.05 or to vote in person or by proxy at any meeting of stockholders.

Section 5.06    Fixing Date for Determination of Stockholders of Record.

(A)    In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, unless otherwise required by law, not be more than 60 nor less than ten days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

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(B)    In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than 60 days prior to such action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

(C)    Unless otherwise restricted by the Certificate of Incorporation, in order that the Corporation may determine the stockholders entitled to express consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date for determining stockholders entitled to express consent to corporate action in writing without a meeting is fixed by the Board of Directors, (i) when no prior action of the Board of Directors is required by law, the record date for such purpose shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, and (ii) if prior action by the Board of Directors is required by law, the record date for such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

Section 5.07    Registered Stockholders. Prior to the surrender to the Corporation of the certificate or certificates for a share or shares of stock or notification to the Corporation of the transfer of uncertificated shares with a request to record the transfer of such share or shares, the Corporation may treat the registered owner of such share or shares as the person entitled to receive dividends, to vote, to receive notifications and otherwise to exercise all the rights and powers of an owner of such share or shares. To the fullest extent permitted by law, the Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof.

ARTICLE VI

Notice and Waiver of Notice

Section 6.01    Notice. If mailed, notice to stockholders shall be deemed given when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation. Other forms of notice shall be deemed given as provided in the DGCL. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 232 of the DGCL.

Section 6.02    Waiver of Notice. A written waiver of any notice, signed by a stockholder or director, or waiver by electronic transmission by such person, whether given before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such person. Neither the business nor the purpose of any meeting need be specified in such a waiver. Attendance at any meeting (in person or by remote communication) shall constitute waiver of notice except attendance for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

ARTICLE VII

Indemnification

Section 7.01    Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative

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or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or an officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, agent or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee, agent or trustee or in any other capacity while serving as a director, officer, employee, agent or trustee, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by Delaware law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) actually and reasonably incurred or suffered by such indemnitee in connection therewith; provided, however, that, except as provided in Section 7.03 with respect to proceedings to enforce rights to indemnification or advancement of expenses or with respect to any compulsory counterclaim brought by such indemnitee, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors. Any reference to an officer of the Corporation in this Article VII shall be deemed to refer exclusively to the Chief Executive Officer, President and Secretary of the Corporation appointed pursuant to Article IV of these Bylaws, and to any Vice President, Treasurer, Assistant Secretary, Assistant Treasurer, other officer of the Corporation appointed by the Board of Directors pursuant to Article IV of these Bylaws or other person designated by the title of “Vice President” of the Corporation, and any reference to an officer of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall be deemed to refer exclusively to an officer appointed by the board of directors or equivalent governing body of such other entity pursuant to the certificate of incorporation and bylaws or equivalent organizational documents of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise.

Section 7.02    Right to Advancement of Expenses. In addition to the right to indemnification conferred in Section 7.01, an indemnitee shall also have the right to be paid by the Corporation the expenses (including attorney’s fees) incurred by the indemnitee in appearing at, participating in or defending any such proceeding in advance of its final disposition or in connection with a proceeding brought to establish or enforce a right to indemnification or advancement of expenses under this Article VII (which shall be governed by Section 7.03) (hereinafter an “advancement of expenses”); provided, however, that, if the DGCL requires or in the case of an advance made in a proceeding brought to establish or enforce a right to indemnification or advancement, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer of the Corporation (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made solely upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified or entitled to advancement of expenses under Section 7.01 and Section 7.02 or otherwise.

Section 7.03    Right of Indemnitee to Bring Suit. If a claim under Section 7.01 or Section 7.02 is not paid in full by the Corporation within (i) 60 days after a written claim for indemnification has been received by the Corporation or (ii) 20 days after a claim for an advancement of expenses has been received by the Corporation, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim or to obtain advancement of expenses, as applicable. To the fullest extent permitted by law, if successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication

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that, the indemnitee has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the Corporation (including by its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including by its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article VII or otherwise shall be on the Corporation. Notwithstanding the foregoing, if an indemnitee is successful on the merits or otherwise in the defense of any proceeding (or in the defense of any claim, issue or matter therein), indemnitee shall be indemnified for his or her expenses (including attorneys’ fees) actually and reasonably incurred in such defense, and the Corporation may not assert the failure to satisfy a standard of conduct as a basis to deny indemnification, or as a basis to recover amounts advanced, in connection with such defense.

Section 7.04    Indemnification Not Exclusive.

(A)    The provision of indemnification to or the advancement of expenses and costs to any indemnitee under this Article VII, or the entitlement of any indemnitee to indemnification or advancement of expenses and costs under this Article VII, shall not limit or restrict in any way the power of the Corporation to indemnify or advance expenses and costs to such indemnitee in any other way permitted by law or be deemed exclusive of, or invalidate, any right to which any indemnitee seeking indemnification or advancement of expenses and costs may be entitled under any law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such indemnitee’s capacity as an officer, director, employee or agent of the Corporation and as to action in any other capacity.

(B)    Given that certain jointly indemnifiable claims (as defined below) may arise due to the service of the indemnitee as a director or officer of the Corporation at the request of the indemnitee-related entities (as defined below), the Corporation shall be fully and primarily responsible for the payment to the indemnitee in respect of indemnification or advancement of expenses in connection with any such jointly indemnifiable claims, pursuant to and in accordance with the terms of this Article VII, irrespective of any right of recovery the indemnitee may have from the indemnitee-related entities. Under no circumstance shall the Corporation be entitled to any right of subrogation or contribution by the indemnitee-related entities and no right of advancement or recovery the indemnitee may have from the indemnitee-related entities shall reduce or otherwise alter the rights of the indemnitee or the obligations of the Corporation hereunder. In the event that any of the indemnitee-related entities shall make any payment to the indemnitee in respect of indemnification or advancement of expenses with respect to any jointly indemnifiable claim, the indemnitee-related entity making such payment shall be subrogated to the extent of such payment to all of the rights of recovery of the indemnitee against the Corporation, and the indemnitee shall execute all papers reasonably required and shall do all things that may be reasonably necessary to secure such rights, including the execution of such documents as may be necessary to enable the indemnitee-related entities effectively to bring suit to enforce such rights. Each of the indemnitee-related entities shall be third-party beneficiaries with respect to this Section 7.04(B) of Article VII, entitled to enforce this Section 7.04(B) of Article VII.

For purposes of this Section 7.04(B) of Article VII, the following terms shall have the following meanings:

(1)    The term “indemnitee-related entities” means any corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise (other than the Corporation or any

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other corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise for which the indemnitee has agreed, on behalf of the Corporation or at the Corporation’s request, to serve as a director, officer, employee or agent and which service is covered by the indemnity described herein) from whom an indemnitee may be entitled to indemnification or advancement of expenses with respect to which, in whole or in part, the Corporation may also have an indemnification or advancement obligation.

(2)    The term “jointly indemnifiable claims” shall be broadly construed and shall include, without limitation, any action, suit or proceeding for which the indemnitee shall be entitled to indemnification or advancement of expenses from both the indemnitee-related entities and the Corporation pursuant to Delaware law, any agreement or certificate of incorporation, bylaws, partnership agreement, operating agreement, certificate of formation, certificate of limited partnership or comparable organizational documents of the Corporation or the indemnitee-related entities, as applicable.

Section 7.05    Nature of Rights. The rights conferred upon indemnitees in this Article VII shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee’s heirs, executors and administrators. Any amendment, alteration or repeal of this Article VII that adversely affects any right of an indemnitee or its successors shall be prospective only and shall not limit, eliminate, or impair any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment or repeal.

Section 7.06    Insurance. The Corporation may purchase and maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

Section 7.07    Indemnification of Employees and Agents of the Corporation. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article VII with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

ARTICLE VIII

Miscellaneous

Section 8.01    Electronic Transmission. For purposes of these Bylaws, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

Section 8.02    Corporate Seal. The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary. If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.

Section 8.03    Fiscal Year. The fiscal year of the Corporation shall be fixed, and shall be subject to change, by the Board of Directors. Unless otherwise fixed by the Board of Directors, the fiscal year of the Corporation shall be the calendar year.

Section 8.04    Section Headings. Section headings in these Bylaws are for convenience of reference only and shall not be given any substantive effect in limiting or otherwise construing any provision herein.

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Section 8.05    Inconsistent Provisions. In the event that any provision of these Bylaws is or becomes inconsistent with any provision of the Certificate of Incorporation, the DGCL or any other applicable law, such provision of these Bylaws shall not be given any effect to the extent of such inconsistency but shall otherwise be given full force and effect.

Section 8.06    Severability. If any provision or provisions in these Bylaws shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision or provisions in any other circumstance and of the remaining provisions in these Bylaws and the application of such provision or provisions to other persons or entities and circumstances shall not in any way be affected or impaired thereby. Any person or entity purchasing or otherwise acquiring any security of the Corporation shall be deemed to have notice of and consented to this Section 8.06.

ARTICLE IX

Amendments

Section 9.01    Amendments. The Board of Directors is authorized to make, repeal, alter, amend and rescind, in whole or in part, these Bylaws without the assent or vote of the stockholders in any manner not inconsistent with the laws of the State of Delaware, the Certificate of Incorporation or the Investor Rights Agreement. Notwithstanding any other provisions of these Bylaws or any provision of law which might otherwise permit a lesser vote of the stockholders, at any time when the Partners and their Permitted Transferees beneficially own, in the aggregate, less than 50% in voting power of the stock of the Corporation entitled to vote generally in the election of directors, in addition to any vote of the holders of any class or series of capital stock of the Corporation required by the Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock (as defined in the Certificate of Incorporation)), these Bylaws or applicable law, the affirmative vote of the holders of at least 66 2/3% in voting power of all the then-outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required in order for the stockholders of the Corporation to alter, amend, repeal or rescind, in whole or in part, any provision of these Bylaws (including, without limitation, this Section 9.01) or to adopt any provision inconsistent herewith.

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EXHIBIT C

FORM OF INVESTOR RIGHTS AGREEMENT

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INVESTOR RIGHTS AGREEMENT

THIS INVESTOR RIGHTS AGREEMENT (as it may be amended, supplemented or restated from time to time in accordance with its terms, this “Investor Rights Agreement”), dated as of June 4, 2021 (the “Effective Date”), is made by and among (i) GigCapital4, Inc., a Delaware corporation (“PubCo”); (ii) BBAI Ultimate Holdings, LLC, a Delaware limited liability company (“Ultimate Holdings”, together with any of its Permitted Transferees (as defined herein) that have executed a joinder to this Investor Rights Agreement, the “Partners” and each a “Partner”), (iii) GigAcquisition4, LLC, a Delaware limited liability company (the “Sponsor”), (iv) Oppenheimer & Co. Inc. and Nomura Securities International, Inc. (together, the “Original Underwriter Representatives”), and (v) the Persons listed as Other Holders on the signature pages hereto and each other Person who executes a joinder as an “Other Holder” (collectively, the “Other Holders”). Each of PubCo, the Partner(s), the Sponsor, the Original Underwriter Representatives and the Other Holders may be referred to herein as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, PubCo has entered into that certain Agreement and Plan of Merger, dated as of the Effective Date (as it may be amended, supplemented or restated from time to time in accordance with the terms of such agreement, the “Merger Agreement”), by and among PubCo, Ultimate Holdings, BigBear.ai Holdings, LLC, a Delaware limited liablity company and wholly owned subsidiary of Ultimate Holdings (“Holdings”), and GigCapital4 Merger Sub Corporation, a Delaware corporation (“Merger Sub”), in connection with the business combination (the “Business Combination”) set forth in the Merger Agreement;

WHEREAS, pursuant to the Merger Agreement, (i) Merger Sub will merge with and into Holdings (the “First Merger”), with Holdings being the surviving entity of the First Merger (Holdings, in its capacity as the surviving entity of the First Merger, the “Initial Surviving Company”); and (ii) immediately following the First Merger and as part of the same overall transaction as the First Merger, the Initial Surviving Company will merge with and into PubCo (the “Second Merger”), with PubCo being the surviving entity of the Second Merger;

WHEREAS, PubCo, the Sponsor, the Original Underwriter Representatives, Brad Weightman and Dorothy D. Hayes entered into that certain Registration Rights Agreement, dated as of February 8, 2021 and subsquently amended by that certain Amendment to Registration Rights Agreement, dated as of March 31, 2021 (as further amended, the “Original RA”);

WHEREAS, in connection with the execution of this Investor Rights Agreement, PubCo, the Sponsor, the Original Underwriter Representatives and such other parties desire to terminate the Original RA and replace it with this Investor Rights Agreement; and

WHEREAS, on the Effective Date, the Parties desire to set forth their agreement with respect to governance, registration rights and certain other matters, in each case in accordance with the terms and conditions of this Investor Rights Agreement;

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NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Investor Rights Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. As used in this Investor Rights Agreement, the following terms shall have the following meanings:

“Action” has the meaning set forth in Section 5.13(a).

“Adverse Disclosure” means any public disclosure of material non-public information, which disclosure, in the good faith determination of the Board, after consultation with counsel to PubCo, (a) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any Prospectus and any preliminary Prospectus, in the light of the circumstances under which they were made) not misleading, (b) would not be required to be made at such time if the Registration Statement were not being filed, and (c) PubCo determines that the offer or sale of Registrable Securities would reasonably be expected to have a material adverse effect on any proposal or plan by PubCo or any of its subsidiaries to engage in any material acquisition of assets or stock (other than in the ordinary course of business) or any material merger, consolidation, tender offer, recapitalization, reorganization, financing or other transaction involving PubCo and either (x) PubCo has a bona fide business purpose for preserving the confidentiality of such transaction, (y) disclosure would have a material adverse effect on PubCo or PubCo’s ability to consummate such transaction, or (z) such transaction renders PubCo unable to comply with SEC requirements, in each case under circumstances that would make it impractical or inadvisable to cause the registration statement (or such filings) to become effective or to promptly amend or supplement the registration statement on a post effective basis, as applicable.

“Affiliate” of any particular Person means any other Person controlling, controlled by or under common control with such Person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, its capacity as a sole or managing member or otherwise; provided, that no Party or affiliate thereof shall be deemed an Affiliate of PubCo or any of its subsidiaries for purposes of this Investor Rights Agreement.

“Automatic Shelf Registration Statement” has the meaning set forth in Rule 405 promulgated by the SEC pursuant to the Securities Act.

“Beneficially Own” has the meaning set forth in Rule 13d-3 promulgated under the Exchange Act.

“Board” means the board of directors of PubCo.

“Business Combination” has the meaning set forth in the Recitals.

“Business Day” means any day except a Saturday, a Sunday or any other day on which commercial banks are required or authorized to close in the States of California or New York.

“Bylaws” means the bylaws of PubCo, as in effect on the Closing Date, as the same may be amended from time to time.

“Certificate of Incorporation” means the certificate of incorporation of PubCo, as in effect on the Closing Date, as the same may be amended from time to time.

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“Charitable Distribution” means the distribution or similar Transfer of shares of Common Stock by a Holder to its partners, members, stockholders or other equityholders solely to effect charitable donations in connection with a Transfer of shares of Common Stock by such Holder that is otherwise permitted under this Investor Rights Agreement (other than, for the avoidance of doubt, a Transfer solely permitted pursuant to clause (iii) of Section 4.2); provided, that the aggregate amount of shares of Common Stock subject to the Charitable Distribution, together with such shares of Common Stock otherwise Transferred by such Holder in connection therewith, shall not exceed the aggregate amount of shares of Common Stock that such Holder would have been permitted to so Transfer.

“Closing” has the meaning given to such term in the Merger Agreement.

“Closing Date” has the meaning given to such term in the Merger Agreement.

“Common Stock” means shares of the common stock, par value $0.0001 per share, of PubCo, including (i) any shares of such common stock issuable upon the exercise of any warrant or other right to acquire shares of such common stock, (ii) any shares of such common stock issuable upon conversion of the Notes (as defined in the Merger Agreement), and (iii) any Equity Securities of PubCo that may be issued or distributed or be issuable with respect to such common stock by way of conversion, dividend, stock split or other distribution, merger, consolidation, exchange, recapitalization or reclassification or similar transaction.

“Confidential Information” has the meaning set forth in Section 2.2.

“Demand Delay” has the meaning set forth in Section 3.2(a)(i).

“Demand Initiating Holders” has the meaning set forth in Section 3.2(a).

“Demand Period” has the meaning set forth in Section 3.2(c).

“Demand Registration” has the meaning set forth in Section 3.2(a).

“Distribution” means a distribution (other than a Charitable Distribution), however structured (including through dissolution), by any Holder of Equity Securities of PubCo to such Holder’s limited partners, members or equityholders (as applicable).

“Effective Date” has the meaning set forth in the Preamble.

“Equity Securities” means, with respect to any Person, all of the shares of capital stock or equity of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock or equity of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock or equity of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares or equity (or such other interests), restricted stock awards, restricted stock units, equity appreciation rights, phantom equity rights, profit participation and all of the other ownership or profit interests of such Person (including partnership or member interests therein), whether voting or nonvoting.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto, as the same shall be in effect from time to time.

“Family Member” means with respect to (i) any individual, a spouse, lineal descendant (whether natural or adopted) or spouse of a lineal descendant of such individual or any trust created for the benefit of such individual or of which any of the foregoing is a beneficiary or (ii) any trust, (x) any current or former employee of PubCo and its subsidiaries or prior to the Closing Date, Holdings and its subsidiaries, who is a trustee or beneficiary of

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such trust, and any spouse, lineal descendant (whether natural or adopted) or spouse of a lineal descendant of such current or former employee or any other trust created for the benefit of such current or former employee or of which any of the foregoing is a beneficiary and (y) to the extent such trust is a Partner, any current or former employee of PubCo and its subsidiaries or prior to the Closing Date, Holdings and its subsidiaries whose spouse, lineal descendant (whether natural or adopted) or lineal descendant’s spouse is a trustee or beneficiary of such trust, and any spouse, lineal descendant (whether natural or adopted) or spouse of a lineal descendant of such current or former employee or any other trust created for the benefit of such current or former employee or of which any of the foregoing is a beneficiary.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“First Merger” has the meaning set forth in the Recitals.

“Governmental Entity” means any nation or government, any state, province or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any court, arbitrator (public or private) or other body or administrative, regulatory or quasi-judicial authority, agency, department, board, commission or instrumentality of any federal, state, local or foreign jurisdiction.

“Holder” means any holder of Registrable Securities who is a Party to, or who succeeds to rights under, this Investor Rights Agreement pursuant to Section 5.1; provided, that, a Party who does not hold Registrable Securities as of the Closing Date and who acquires Registrable Securities after the Closing Date will not be a Holder until such Party gives PubCo a representation in writing of the number of Registrable Securities it holds.

“Holder Indemnitees” has the meaning set forth in Section 5.13(a).

“Holdings” has the meaning set forth in the Recitals.

“Indemnification Sources” has the meaning set forth in Section 5.13(c).

“Indemnified Liabilities” has the meaning set forth in Section 5.13(a).

“Indemnified Party” has the meaning set forth in Section 3.6(c).

“Indemnitee-Related Entities” has the meaning set forth in Section 5.13(c).

“Initial Surviving Company” has the meaning set forth in the Recitals.

“In-Kind Distribution” means any Charitable Distribution or Distribution.

“Insider Letter” means that certain letter agreement re: Initial Public Offering among PubCo, the Sponsor and the Original Underwriter Representatives, dated as of February 8, 2021, as amended.

“Institutional Partners” means any Partner that is not a current or former employee of Holdings, Pubco or any of their respective subsidiaries or an Affiliate or Family Member of such employee.

“Investor Rights Agreement” has the meaning set forth in the Preamble.

“Joint Director” has the meaning set forth in Section 2.1(a).

“Laws” means all laws, acts, statutes, constitutions, treaties, ordinances, codes, rules, regulations, and rulings of a Governmental Entity, including common law. All references to “Laws” shall be deemed to include any amendments thereto, and any successor Law, unless the context otherwise requires.

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“Lock-Up Period” means the period commencing on the Closing Date and ending on the date that is six (6) months following the Closing Date.

“Lock-Up Shares” has the meaning set forth in Section 4.1.

“Market Stand-Off Period” has the meaning set forth in Section 3.11.

“Marketed” means an Underwritten Shelf Take-Down or other Underwritten Offering, as applicable, that involves the use or involvement of a customary “road show” (including an “electronic road show”) or other substantial marketing effort by Underwriters over a period of at least 48 hours.

“Marketed Underwritten Shelf Take-Down” has the meaning set forth in Section 3.1(d)(iii).

“Merger Agreement” has the meaning set forth in the Recitals.

“Necessary Action” means, with respect to any Party and a specified result, all actions (to the extent such actions are not prohibited by applicable Law and within such Party’s control, and in the case of any action that requires a vote or other action on the part of the Board to the extent such action is consistent with fiduciary duties that PubCo’s directors may have in such capacity) reasonably necessary to cause such result, including (a) calling special meetings of stockholders, (b) voting or providing a written consent or proxy, if applicable in each case, with respect to shares of Common Stock, (c) causing the adoption of stockholders’ resolutions and amendments to the Organizational Documents, (d) executing agreements and instruments, (e) making, or causing to be made, with Governmental Entities, all filings, registrations or similar actions that are required to achieve such result and (f) nominating or appointing certain Persons (including to fill vacancies) and providing the highest level of support for election of such Persons to the Board in connection with the annual or special meeting of stockholders of PubCo.

“Non-Marketed” means an Underwritten Shelf Take-Down that is not a Marketed Underwritten Shelf Take-Down.

“Non-Underwritten Shelf Take-Down” has the meaning set forth in Section 3.1(d)(iv)(A).

“Note Subscription Agreements” has the meaning given to such term in the Merger Agreement.

“Organizational Documents” means the Certificate of Incorporation and the Bylaws.

“Original RA” has the meaning set forth in the Recitals.

“Original Underwriter Representatives” has the meaning set forth in the Preamble.

“Other Holders” has the meaning set forth in the Preamble.

“Partner Director” has the meaning set forth in Section 2.1(a).

“Partner” has the meaning set forth in the Preamble.

“Party” has the meaning set forth in the Preamble.

“PE Fund” means (a) a private equity investment fund that makes investments in multiple portfolio companies, or PubCo or any of its subsidiaries, together with any alternative investment vehicles related to that private equity investment fund and (b) any investment vehicle directly or indirectly wholly owned by any fund described in the foregoing clause (a).

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“Permitted Transferee” means, with respect to any Person, (a) if such Person is an entity, any direct holder of Equity Securities of such Person, (b) any Family Member of such Person, (c) any Affiliate of such Person, (d) any Affiliate of any Family Member of such Person (excluding any Affiliate under this clause (d) who operates or engages in a business which competes with the business of PubCo and its subsidiaries), and (e) other than for the purpose of Article II and any related definitions (including the definition of Registrable Securities), any lender or other debt financing source who provides a bona fide revolving credit facility to such Person that is secured by Equity Securities held by such Person (other than or in addition to Equity Securities of PubCo).

“Person” means any natural person, sole proprietorship, partnership, trust, unincorporated association, corporation, limited liability company, entity or Governmental Entity.

“Private PubCo Equity Securities” has the meaning set forth in Section 4.1(d).

“Prospectus” means the prospectus included in any Registration Statement, all amendments (including post-effective amendments) and supplements to such prospectus, and all material incorporated by reference in such prospectus.

“PubCo” has the meaning set forth in the Preamble.

“Registrable Securities” means (a) any shares of Common Stock, (b) any Warrants or any shares of Common Stock issued or issuable upon the exercise thereof and (c) any Equity Securities of PubCo or any subsidiary of PubCo that may be issued or distributed or issuable with respect to the securities referred to in clauses (a) or (b) by way of conversion, dividend, stock split or other distribution, merger, consolidation, exchange, recapitalization or reclassification or similar transaction, in each case, held directly or indirectly by a Partner, the Sponsor, the Original Underwriter Representatives or the Other Holders, or in each case, any of their respective Permitted Transferees; provided that, such securities shall cease to be Registrable Securities when: (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (B) such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by PubCo and subsequent public distribution of such securities shall not require registration under the Securities Act; (C) such securities shall have ceased to be outstanding; (D) such securities have been sold without registration pursuant to Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission); or (E) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

“Registration” means a registration, including any related Shelf Take-Down, effected by preparing and filing a registration statement, prospectus or similar document in compliance with the requirements of the Securities Act, and such registration statement becoming effective.

“Registration Expenses” means the expenses of a Registration or other Transfer pursuant to the terms of this Investor Rights Agreement, including (a) all SEC or stock exchange registration and filing fees (including, if applicable, the fees and expenses of any “qualified independent underwriter,” as such term is defined in Rule 5121 of FINRA (or any successor provision), and of its counsel), (b) all fees and expenses of complying with securities or blue sky Laws (including fees and disbursements of counsel for the Underwriters in connection with blue sky qualifications of the Registrable Securities), (c) all printing, messenger and delivery expenses, (d) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange and all rating agency fees, (e) the fees and disbursements of counsel for PubCo and of its independent public accountants, including the expenses of any special audits and/or comfort letters required by or incident to such performance and compliance, (f) any fees and disbursements of Underwriters customarily paid by the issuers or sellers of securities, including liability insurance if PubCo so desires or if the Underwriters so require, and the reasonable fees and expenses of any special experts retained in connection with the requested registration, but

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excluding underwriting discounts and commissions and transfer taxes, if any, (g) the reasonable and documented fees and out-of-pocket expenses of one (1) counsel for all of the Holders participating in such Registration or other Transfer, selected by such Holders that own a majority of the Registrable Securities participating in such Registration or other Transfer, (h) the costs and expenses of PubCo relating to analyst and investor presentations or any “road show” undertaken in connection with the Registration and/or marketing of the Registrable Securities (including the expenses of the Holders) and (i) any other fees and disbursements customarily paid by the issuers of securities.

“Registration Statement” means any registration statement that covers the Registrable Securities pursuant to the provisions of this Investor Rights Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Representatives” means, with respect to any Person, any of such Person’s officers, directors, employees, agents, attorneys, accountants, actuaries, consultants, equity financing partners or financial advisors or other Person acting on behalf of such Person.

“Restricted Shelf Take-Down” means a Non-Marketed Underwritten Shelf Take-Down or a Non-Underwritten Shelf Take-Down.

“Restricted Take-Down Selling Holders” has the meaning set forth in Section 3.1(d)(iv)(B).

“SEC” means the United States Securities and Exchange Commission.

“Second Merger” has the meaning set forth in the Recitals.

“Section 721” means Section 721 of the Defense Production Act of 1950, as amended, and all regulations issued and effective thereunder.

“Securities Act” means the Securities Act of 1933, as amended, and any successor thereto, as the same shall be in effect from time to time.

“Shared Representative” has the meaning set forth in Section 2.2.

“Shelf Holder” means any Holder that owns Registrable Securities that have been registered on a Shelf Registration Statement.

“Shelf Registration” means a registration of securities pursuant to a Shelf Registration Statement filed with the SEC in accordance with and pursuant to Rule 415 promulgated under the Securities Act.

“Shelf Registration Statement” means a Registration Statement of PubCo filed with the SEC on either (a) Form S-3 (or any successor form or other appropriate form under the Securities Act) or (b) if PubCo is not permitted to file a Registration Statement on Form S-3, a Registration Statement on Form S-1 (or any successor form or other appropriate form under the Securities Act), in each case for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act covering the Registrable Securities, as applicable.

“Shelf Suspension” has the meaning set forth in Section 3.1(c).

“Shelf Take-Down” means any offering or sale of Registrable Securities initiated by a Shelf Take-Down Initiating Holder pursuant to a Shelf Registration Statement.

“Shelf Take-Down Initiating Holders” means the Partners and solely with respect to Non-Underwritten Shelf Take-Downs, the other Shelf Holders.

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“Sponsor” has the meaning set forth in the Preamble.

“Sponsor Director” has the meaning set forth in Section 2.1(a).

“Subsequent Shelf Registration” has the meaning set forth in Section 3.1(b).

“Take-Down Participation Notice” has the meaning set forth in Section 3.1(d)(iv)(C).

“Take-Down Tagging Holder” has the meaning set forth in Section 3.1(d)(iv)(B)

“Transfer” means, when used as a noun, any voluntary or involuntary, direct or indirect, transfer, sale, pledge or hypothecation, distribution or other disposition by the Transferor (whether by operation of law or otherwise) and, when used as a verb, the Transferor voluntarily or involuntarily, directly or indirectly, transfers, sells, pledges or hypothecates, distributes or otherwise disposes of (whether by operation of law or otherwise), including, in each case, (a) the establishment or increase of a put equivalent position or liquidation with respect to, or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any security or (b) entry into any swap or other arrangement that transfers to another Person, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise; provided, that a transfer of partnership interests in any PE Fund or in any Person that holds a direct or indirect interest in such PE fund shall not be considered a Transfer. The terms “Transferee,” “Transferor,” “Transferred,” and other forms of the word “Transfer” shall have the correlative meanings. For avoidance of doubt, any In-Kind Distribution shall each be deemed a Transfer.

“Ultimate Holdings” has the meaning set forth in the Recitals.

“Underwriter” means any investment banker(s) and manager(s) appointed to administer the offering of any Registrable Securities as principal in an Underwritten Offering.

“Underwritten Offering” means a Registration in which securities of PubCo are sold to an Underwriter for distribution to the public.

“Underwritten Shelf Take-Down” has the meaning set forth in Section 3.1(d)(ii)(A).

“Underwritten Shelf Take-Down Notice” has the meaning set forth in Section 3.1(d)(ii)(A).

“Warrants” means the following outstanding warrants of PubCo, each exercisable for one share of Common Stock: (a) warrants to purchase 283,333 shares of Common Stock issued to the Sponsor pursuant to that certain Sponsor Unit Purchase Agreement, dated February 8, 2021, by and between the Sponsor and PubCo, for a purchase price of $11.50 per warrant and (b) warrants to purchase 83,200 shares of Common Stock issued to the Original Underwriter Representatives pursuant to that certain Unit Purchase Agreement, dated February 8, 2021, by and among the Original Underwriter Representatives and PubCo, for a purchase price of $11.50 per warrant.

“Well-Known Seasoned Issuer” has the meaning set forth in Rule 405 promulgated by the SEC pursuant to the Securities Act.

Section 1.2 Interpretive Provisions. For all purposes of this Investor Rights Agreement, except as otherwise provided in this Investor Rights Agreement or unless the context otherwise requires:

(a) the meanings of defined terms are applicable to the singular as well as the plural forms of such terms;

(b) the words “hereof”, “herein”, “hereunder” and words of similar import, when used in this Investor Rights Agreement, refer to this Investor Rights Agreement as a whole and not to any particular provision of this Investor Rights Agreement;

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(c) the word “or” shall be disjunctive but not exclusive;

(d) references in this Investor Rights Agreement to any Law shall be deemed also to refer to such Law, and all rules and regulations promulgated thereunder;

(e) whenever the words “include”, “includes” or “including” are used in this Investor Rights Agreement, they shall mean “without limitation;”

(f) the captions and headings of this Investor Rights Agreement are for convenience of reference only and shall not affect the interpretation of this Investor Rights Agreement; and

(g) pronouns of any gender or neuter shall include, as appropriate, the other pronoun forms.

ARTICLE II

GOVERNANCE

Section 2.1 Board of Directors.

(a) Composition of the Board. At and following the Closing, each of the Partner and the Sponsor, severally and not jointly, agrees to take, for so long as such Party holds of record or beneficially owns any Registrable Securities, all Necessary Action to cause the Board to be comprised of eleven (11) directors nominated in accordance with this Article II, initially consisting of (i) seven (7) of whom have been nominated by the Partners, and thereafter designated pursuant to Section 2.1(b) or Section 2.1(d) of this Investor Rights Agreement (each, a “Partner Director”), at least four (4) of whom shall satisfy all applicable independence requirements (including at least two (2) of whom shall be sufficiently independent to serve on the audit and compensation committees of the Board), (ii) three (3) of whom have been nominated by the Sponsor, and thereafter designated pursuant to Section 2.1(c) or Section 2.1(d) of this Investor Rights Agreement (each, a “Sponsor Director”), at least one (1) of whom shall satisfy all applicable independence requirements (including being sufficiently independent to serve on the audit committee of the Board as a chair and the compensation committee as a member), and (iii) one (1) of whom has been jointly nominated by the mutual agreement of Sponsor and the Partners (the “Joint Director”), which Joint Director shall satisfy all applicable independence requirements. At and following the Closing, each of the Sponsor and the Partners, severally and not jointly, agrees to take, for so long as such Party holds of record or beneficially owns any Registrable Securities, all Necessary Action to cause the foregoing directors to be divided into three (3) classes of directors, with each class serving for staggered three (3) year terms. The initial term of the Class I directors shall expire immediately following PubCo’s 2022 annual meeting of stockholders at which directors are elected. The initial term of the Class II directors shall expire immediately following PubCo’s 2023 annual meeting of stockholders at which directors are elected. The initial term of the Class III directors shall expire immediately following PubCo’s 2024 annual meeting at which directors are elected.

(b) Partner Representation. PubCo shall take all Necessary Action to include in the slate of nominees recommended by PubCo for election as directors at each applicable annual or special meeting of stockholders at which directors are to be elected (including, for the avoidance of doubt, the Special Meeting (as defined in the Merger Agreement)), a number of individuals designated by the Partners that, if elected, will result in the Partners having a number of directors serving on the Board as shown below:

Common Stock Beneficially Owned by the Partners as a Percentage of the Common Stock Beneficially Owned by the Partners on the Closing Date	Number of Partner Directors
50% or greater	7
40% or greater, but less than 50%	6
30% or greater, but less than 40%	5
20% or greater, but less than 30%	4
10% or greater, but less than 20%	3
5% or greater, but less than 10%	2
Greater than 0%, but less than 5%	1

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For so long as the Board is divided into three (3) classes, PubCo agrees to take all Necessary Action to apportion the Partner Directors among such classes so as to maintain the proportion of the Partner Directors in each class as nearly as possible to the relative apportionment of the Partner Directors among the classes as contemplated in Section 2.1(a). For so long as the Partners beneficially own greater than 40% of the Common Stock beneficially owned by the Partners on the Closing Date, the Partners shall be entitled to designate one of their Partner Directors as the Chairman of the Board.

(c) Sponsor Representation. PubCo shall take all Necessary Action to include in the slate of nominees recommended by PubCo for election as directors at each applicable annual or special meeting of stockholders at which directors are to be elected including, for the avoidance of doubt, the Special Meeting, a number of individuals designated by the Sponsor that, if elected, will result in the Sponsor having a number of directors serving on the Board as shown below:

Common Stock Beneficially Owned by the Sponsor (and its Permitted Transferees) as a Percentage of the Common Stock Beneficially Owned by the Sponsor on the Closing Date	Number of Sponsor Directors
50% or greater	3
25% or greater, but less than 50%	2
Greater than 0%, but less than 25%	1

(d) Removal; Vacancies. The Partners or the Sponsor, as applicable, shall have the exclusive right to individually, in the case of Partner Directors or Sponsor Directors, as applicable, or jointly, in the case of the Joint Director, (i) remove their nominees from the Board, and PubCo shall take all Necessary Action to cause the removal of any such nominee at the request of the applicable Party and (ii) designate directors for election or appointment, as applicable, to the Board to fill vacancies created by reason of death, removal or resignation of its nominees to the Board, and PubCo shall take all Necessary Action to nominate or cause the Board to appoint, as applicable, replacement directors designated by the applicable Party to fill any such vacancies created pursuant to clause (i) or (ii) above as promptly as practicable after such designation (and in any event prior to the next meeting or action of the Board or applicable committee).

(e) Committees. In accordance with PubCo’s Organizational Documents, (i) the Board shall establish and maintain committees of the Board for (x) audit, (y) compensation and (z) nominating and corporate governance, and (ii) the Board may from time to time by resolution establish and maintain other committees of the Board. Subject to applicable Laws and stock exchange regulations, and subject to requisite independence requirements applicable to such committee, PubCo shall take, and each of the Partners and the Sponsor, severally and not jointly, agree to take, for so long as such Party holds of record any Registrable Securities, all Necessary Action to have at least one (1) Partner Director, at least one (1) Sponsor Director and the Joint Director appointed to serve on each committee of the Board, including (x) one (1) Partner Director and the Joint Director serving as members of, and one (1) Sponsor Director serving as the chair of, the audit committee, and (y) one (1) Partner Director and one (1) Sponsor Director serving as members of the compensation committee.

(f) Reimbursement of Expenses. PubCo shall reimburse the directors for all reasonable out-of-pocket expenses incurred in connection with their attendance at meetings of the Board and any committees thereof, including travel, lodging and meal expenses.

(g) Indemnification. PubCo shall provide such Partner Director or Sponsor Director with the same expense reimbursement, benefits, indemnity, exculpation and other arrangements provided to the other directors of PubCo and PubCo shall not amend, alter or repeal any right to indemnification or exculpation covering or benefiting any Partner Director or Sponsor Director nominated pursuant to this Investor Rights Agreement as and to the extent consistent with applicable Law, the Certificate of Incorporation, the Bylaws and any indemnification agreements with directors (whether such right is contained in the Organizational Documents or another document) (except to the extent such amendment or alteration permits PubCo to provide broader indemnification or exculpation rights on a retroactive basis than permitted prior thereto).

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(h) Review of Nominees. Any nominee as a Partner Director, Sponsor Director or Joint Director (or alternate thereof) shall be subject to PubCo’s customary due diligence process, including its review of a completed questionnaire and a background check. Based on the foregoing, PubCo may reasonably object to any such nominee within fifteen (15) days of receiving such completed questionnaire and background check authorization, (i) provided it does so in good faith and (ii) solely to the extent such objection is based upon any of the following: (1) such nominee was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses); (2) such nominee was the subject of any order, judgment or decree not subsequently reversed, suspended or vacated of any court of competent jurisdiction, permanently or temporarily enjoining such proposed director from, or otherwise limiting, the following activities: (A) engaging in any type of business practice, or (B) engaging in any activity in connection with the purchase or sale of any security or in connection with any violation of federal or state securities Laws; (3) such nominee was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than sixty (60) days the right of such person to engage in any activity described in clause (2)(B), or to be associated with persons engaged in such activity; (4) such nominee was found by a court of competent jurisdiction in a civil action or by the SEC to have violated any federal or state securities Law, and the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended or vacated; or (5) such nominee was the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated, relating to a violation of any federal or state securities Laws or regulations. In the event the Board reasonably finds any such nominee to be unsuitable based upon one or more of the foregoing clauses (1) through (5) and reasonably objects to such nominated director, the applicable Holder shall be entitled to propose a different nominee to the Board within thirty (30) days of PubCo’s notice to such Holder of its objection to such nominee and such replacement nominee shall be subject to the review process outlined in this Section 2.1(h).

Section 2.2 Sharing of Information. To the extent permitted by antitrust, competition or any other applicable Law, each of PubCo, each of the Partners and the Sponsor agrees and acknowledges that the directors designated by the Partners and the Sponsor, may share confidential, non-public information about PubCo and its subsidiaries (“Confidential Information”) with the Partners and the Sponsor, as applicable. Each of the Partners and the Sponsor recognizes that it, or its Affiliates and Representatives, has acquired or will acquire Confidential Information the use or disclosure of which could cause PubCo substantial loss and damages that could not be readily calculated and for which no remedy at Law would be adequate. Accordingly, each of the Partners and the Sponsor covenants and agrees that it will not (and will cause its respective controlled Affiliates and Representatives not to) at any time, except with the prior written consent of PubCo, directly or indirectly, disclose any Confidential Information known to it to any third party, unless (a) such information becomes known to the public through no fault of such Party, (b) disclosure is required by applicable Law (including any filing following the Closing Date with the SEC pursuant to applicable securities Laws) or by a court of competent jurisdiction or requested by a Governmental Entity; provided, that (other than in the case of any required filing following the Closing Date with the SEC or in connection with any routine audit or examination as described below) such Party (to the extent legally permissible) promptly notifies PubCo of such requirement or request and takes commercially reasonable steps, at the sole cost and expense of PubCo, to minimize the extent of any such required disclosure, (c) such information was available or becomes available to such Party before, on or after the Effective Date, without restriction, from a source (other than PubCo) without any breach of duty to PubCo or (d) such information was independently developed by such Party or its Representatives without the use of the Confidential Information. Notwithstanding the foregoing, nothing in this Investor Rights Agreement shall prohibit any of the Partners or the Sponsor from disclosing Confidential Information (x) to any Affiliate, Representative, limited partner, member or shareholder of such Party, provided, that such Person shall be bound by an obligation of confidentiality with respect to such Confidential Information and such Party shall be responsible for any breach of this Section 2.2 by any such Person or (y) if such disclosure is made to a Governmental Entity or regulatory authority with jurisdiction over such Party in connection with a routine audit or examination that is not specifically directed at PubCo or the Confidential Information, provided that such

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Party shall request that confidential treatment be accorded to any information so disclosed. No Confidential Information shall be deemed to be provided to any Person, including any Affiliate of the Partners or the Sponsor, unless such Confidential Information is actually provided to such Person. Furthermore, receipt of Confidential Information shall not be imputed to any Affiliate of the Partners or the Sponsor solely by virtue of the fact that the party serves in a similar capacity for such Affiliate (a “Shared Representative”) and has received Confidential Information unless a Shared Representative (1) conveys, shares or communicates, in any manner, Confidential Information to such Affiliate or (2) participates, directly or indirectly, on behalf of such Affiliate in activities prohibited by this Agreement.

ARTICLE III

REGISTRATION RIGHTS

Section 3.1 Shelf Registration.

(a) Filing. PubCo shall file, as soon as is reasonably practicable and in any event within forty-five (45) days following the Closing Date, a Shelf Registration Statement covering the resale of all Registrable Securities (except as determined by PubCo pursuant to Section 3.7 as of two (2) Business Days prior to such filing) on a delayed or continuous basis. PubCo shall use its reasonable best efforts to cause such Shelf Registration Statement to become effective under the Securities Act as soon as practicable after such filing, but in no event later than sixty (60) calendar days, or the earlier of (i) the 120th calendar day if the SEC notifies PubCo that it will “review” the Shelf Registration Statement or (ii) the tenth (10th) business day after the date PubCo is notified (orally or in writing, whichever is earlier) by the SEC that such Shelf Registration Statement will not be “reviewed” or will not be subject to further review and, once effective, to keep the Shelf Registration Statement continuously effective under the Securities Act at all times until all Registrable Securities and other securities covered by the Shelf Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Shelf Registration Statement or such securities have been withdrawn after the Closing Date. PubCo shall maintain such Shelf Registration Statement in accordance with the terms of this Investor Rights Agreement, and shall prepare and file with the SEC such amendments, including post-effective amendments, and supplements as may be necessary to keep such Shelf Registration Statement continuously effective, available for use and in compliance with the provisions of the Securities Act until such time as of which all Registrable Securities registered by such Shelf Registration Statement have been sold or cease to be Registrable Securities. In the event PubCo files a Shelf Registration Statement on Form S-1, PubCo shall use its commercially reasonable efforts to convert such Shelf Registration Statement (and any Subsequent Shelf Registration) to a Shelf Registration Statement on Form S-3 as soon as practicable after PubCo is eligible to use Form S-3. PubCo shall also use its reasonable best efforts to file any replacement or additional Shelf Registration Statement and use reasonable best efforts to cause such replacement or additional Shelf Registration Statement to become effective prior to the expiration of the initial Shelf Registration Statement filed pursuant to this Section 3.1(a).

(b) Subsequent Shelf Registration. If any Shelf Registration Statement ceases to be effective under the Securities Act for any reason at any time while there remain any Registrable Securities registered by such Shelf Registration Statement, PubCo shall use its reasonable best efforts to as promptly as is reasonably practicable cause such Shelf Registration Statement to again become effective under the Securities Act (including obtaining the prompt withdrawal of any order suspending the effectiveness of such Shelf Registration Statement), and shall use its reasonable best efforts to as promptly as is reasonably practicable amend such Shelf Registration Statement in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Shelf Registration Statement or file an additional Registration Statement as a Shelf Registration (a “Subsequent Shelf Registration”) registering the resale of all outstanding Registrable Securities registered by such prior Shelf Registration Statement. If a Subsequent Shelf Registration is filed, PubCo shall use its reasonable best efforts to (i) cause such Subsequent Shelf Registration to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof (it being agreed that the Subsequent Shelf Registration shall be an Automatic Shelf

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Registration Statement if PubCo is a Well-Known Seasoned Issuer) and (ii) keep such Subsequent Shelf Registration continuously effective, available for use and in compliance with the provisions of the Securities Act until such time as of which all Registrable Securities registered by such Subsequent Shelf Registration have been sold or cease to be Registrable Securities.

(c) Suspension of Filing or Registration. If PubCo shall furnish to the Shelf Holders a certificate signed by the chief executive officer or equivalent senior executive of PubCo, stating that the filing, effectiveness or continued use of any Shelf Registration Statement would require PubCo to make an Adverse Disclosure, then PubCo shall have a period of not more than sixty (60) days within which to delay the filing or effectiveness (but not the preparation) of such Shelf Registration Statement or, in the case of a Shelf Registration Statement that has been declared effective, to suspend the use by Shelf Holders of such Shelf Registration Statement (in each case, a “Shelf Suspension”); provided, however, that PubCo shall not be permitted to exercise in any twelve (12) month period (i) more than one (1) Shelf Suspension pursuant to this Section 3.1(c) and Demand Delay pursuant to Section 3.2(a)(i) in the aggregate, unless consented to in writing by the Partners or (ii) aggregate Shelf Suspensions pursuant to this Section 3.1(c) and Demand Delays pursuant to Section 3.2(a)(i) of more than ninety (90) days. Each Holder shall keep confidential the fact that a Shelf Suspension is in effect, and the certificate referred to above and its contents for the permitted duration of the Shelf Suspension or until otherwise notified by PubCo, except (A) for disclosure to such Holder’s employees, agents and professional advisers who need to know such information and are obligated to keep it confidential, (B) for disclosures to the extent required in order to comply with reporting obligations to its limited partners who have agreed to keep such information confidential and (C) as required by Law. In the case of a Shelf Suspension that occurs after the effectiveness of the applicable Shelf Registration Statement, the Shelf Holders agree to suspend use of the applicable Prospectus for the permitted duration of such Shelf Suspension in connection with any sale or purchase of, or offer to sell or purchase, Registrable Securities, upon receipt of the certificate referred to above. PubCo shall immediately notify the Holders or Shelf Holders, as applicable, upon the termination of any Shelf Suspension, and (x) in the case of a Shelf Registration Statement that has not been declared effective, shall promptly thereafter file the Shelf Registration Statement and use its reasonable best efforts to have such Shelf Registration Statement declared effective under the Securities Act and (y) in the case of an effective Shelf Registration Statement, shall amend or supplement the Prospectus, if necessary, so it does not contain any material misstatement or omission prior to the expiration of the Shelf Suspension and furnish to the Shelf Holders such numbers of copies of the Prospectus as so amended or supplemented as the Shelf Holders may reasonably request. PubCo agrees, if necessary, to supplement or make amendments to the Shelf Registration Statement if required by the registration form used by PubCo for the Registration or by the instructions applicable to such registration form or by the Securities Act or the rules or regulations promulgated thereunder or as may reasonably be requested by the Shelf Holders Beneficially Owning a majority of the Registrable Securities then outstanding.

(d) Shelf Take-Downs.

(i) Generally. Subject to the terms and provisions of this Article III, following the Lock-Up Period, a Shelf Take-Down Initiating Holder may initiate a Shelf Take-Down that, at the option of such Shelf Take-Down Initiating Holder (A) is in the form of an Underwritten Shelf Take-Down or a Shelf Take-Down that is not an Underwritten Shelf Take-Down and (B) in the case of an Underwritten Shelf Take-Down, is Non-Marketed or Marketed, in each case, as shall be specified in the written demand delivered by the Shelf Take-Down Initiating Holder to PubCo pursuant to the provisions of this Section 3.1(d).

(ii) Underwritten Shelf Take-Downs.

(A) A Shelf Take-Down Initiating Holder may elect in a written demand delivered to PubCo (an “Underwritten Shelf Take-Down Notice”) for any Shelf Take-Down that it has initiated to be in the form of an underwritten offering (an “Underwritten Shelf Take-Down”), and PubCo shall, if so requested, file and effect an amendment or supplement of the Shelf Registration Statement for

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such purpose as soon as practicable. The Shelf Holders that own a majority of the Registrable Securities to be offered for sale in such Underwritten Shelf Take-Down shall have the right to select the Underwriter or Underwriters to administer such Underwritten Shelf Take-Down; provided, that such Underwriter or Underwriters shall be reasonably acceptable to PubCo.

(B) With respect to any Underwritten Shelf Take-Down (including any Marketed Underwritten Shelf Take-Down), in the event that a Shelf Holder otherwise would be entitled to participate in such Underwritten Shelf Take-Down pursuant to this Section 3.1(d)(ii), Section 3.1(d)(iii) or Section 3.1(d)(iv), as the case may be, the right of such Shelf Holder to participate in such Underwritten Shelf Take-Down shall be conditioned upon such Shelf Holder’s participation in such underwriting and the inclusion of such Shelf Holder’s Registrable Securities in the Underwritten Offering to the extent provided herein. PubCo, together with all Shelf Holders proposing to distribute their securities through such Underwritten Shelf Take-Down, shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected in accordance with Section 3.1(d)(ii)(A). Notwithstanding any other provision of this Section 3.1, if the Underwriter shall advise PubCo that marketing factors (including an adverse effect on the per security offering price) require a limitation of the number of Registrable Securities to be underwritten in an Underwritten Shelf Take-Down, then PubCo shall so advise all Shelf Holders that have requested to participate in such Underwritten Shelf Take-Down, and the number of Registrable Securities that may be included in such Underwritten Shelf Take-Down shall be allocated pro rata among such Shelf Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Shelf Holders at the time of such Underwritten Shelf Take-Down; provided, that any Registrable Securities thereby allocated to a Shelf Holder that exceed such Shelf Holder’s request shall be reallocated among the remaining Shelf Holders in like manner; and provided, further, that the number of Registrable Securities to be included in such Underwritten Shelf Take-Down shall not be reduced unless all other Equity Securities of PubCo are first entirely excluded from any contemporaneous Underwritten Offering. No Registrable Securities excluded from an Underwritten Shelf Take-Down by reason of the Underwriter’s marketing limitation shall be included in such underwritten offering.

(iii) Marketed Underwritten Shelf Take-Downs. The Shelf Take-Down Initiating Holder submitting an Underwritten Shelf Take-Down Notice shall indicate in such notice that it delivers to PubCo pursuant to Section 3.1(d)(ii) whether it intends for such Underwritten Shelf Take-Down to be Marketed (a “Marketed Underwritten Shelf Take-Down”). Upon receipt of an Underwritten Shelf Take-Down Notice indicating that such Underwritten Shelf Take-Down will be a Marketed Underwritten Shelf Take-Down, PubCo shall promptly (but in any event no later than ten (10) days prior to the expected date of such Marketed Underwritten Shelf Take-Down) give written notice of such Marketed Underwritten Shelf Take-Down to all other Shelf Holders under such Shelf Registration Statement and any such Shelf Holders requesting inclusion in such Marketed Underwritten Shelf Take-Down must respond in writing within five (5) days after the receipt of such notice. Each such Shelf Holder that timely delivers any such request shall be permitted to sell in such Marketed Underwritten Shelf Take-Down subject to the terms and conditions of Section 3.1(d)(ii).

(iv) Non-Marketed Underwritten Shelf Take-Downs and Non- Underwritten Shelf Take-Downs.

(A) Any Shelf Take-Down Initiating Holder may initiate (x) an Underwritten Shelf Take-Down that is Non-Marketed (a “Non-Marketed Underwritten Shelf Take-Down”) or (y) a Shelf Take-Down that is not an Underwritten Shelf Take-Down (a “Non-Underwritten Shelf Take-Down”) by providing written notice thereof to PubCo and, to the extent required by Section 3.1(d)(iv)(B), PubCo shall provide written notice thereof to all other Shelf Holders. For the avoidance of doubt, a Shelf Holder that is not a Shelf Take-Down Initiating Holder cannot initiate a Shelf Take-Down.

(B) With respect to each Restricted Shelf Take-Down, the Shelf Take-Down Initiating Holder initiating such Restricted Shelf Take-Down shall provide written notice (a “Restricted Shelf Take-

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Down Notice”) of such Restricted Shelf Take-Down to PubCo and PubCo shall provide written notice thereof to all other Shelf Holders at least forty-eight (48) hours prior to the expected time of the pricing of the applicable Restricted Shelf Take-Down, which Restricted Shelf Take-Down Notice shall set forth (I) the total number of Registrable Securities expected to be offered and sold in such Restricted Shelf Take-Down, (II) the expected timing and plan of distribution of such Restricted Shelf Take-Down, (III) other than in the case of a Distribution (if applicable), an invitation to each Shelf Holder to elect (such Shelf Holders who make such an election being “Take-Down Tagging Holders” and, together with the Shelf Take-Down Initiating Holders and all other Persons (other than any Affiliates of the Shelf Take-Down Initiating Holders) who otherwise are Transferring, or have exercised a contractual or other right to Transfer, Registrable Securities in connection with such Restricted Shelf Take-Down, the “Restricted Take-Down Selling Holders”) to include in the Restricted Shelf Take-Down Registrable Securities held by such Take-Down Tagging Holder (but subject to Section 3.1(d)(ii)(B)) and (IV) the action or actions required (including the timing thereof) in connection with such Restricted Shelf Take-Down with respect to each Shelf Holder that elects to exercise such right (including the delivery of one or more stock certificates representing Registrable Securities of such Shelf Holder to be sold in such Restricted Shelf Take-Down).

(C) Upon delivery of a Restricted Shelf Take-Down Notice, other than in the case of a Distribution, each Shelf Holder may elect to sell Registrable Securities in such Restricted Shelf Take-Down, at the same price per Registrable Security and pursuant to the same terms and conditions with respect to payment for the Registrable Securities as agreed to by the Shelf Take-Down Initiating Holders, by sending an irrevocable written notice (a “Take-Down Participation Notice”) to PubCo within the time period specified in such Restricted Shelf Take-Down Notice (which time period shall be at least twenty-four (24) hours prior to the expected time of the pricing of the applicable Restricted Shelf Take-Down), indicating its, his or her election to sell up to the number of Registrable Securities in the Restricted Shelf Take-Down specified by such Shelf Holder in such Take-Down Participation Notice (but, in all cases, subject to Section 3.1(d)(ii)(B)). Following the time period specified in such Restricted Shelf Take-Down Notice, each Take-Down Tagging Holder that has delivered a Take-Down Participation Notice shall be permitted to sell in such Restricted Shelf Take-Down on the terms and conditions set forth in the Restricted Shelf Take-Down Notice, concurrently with the Shelf Take-Down Initiating Holders and the other Restricted Take-Down Selling Holders, the number of Registrable Securities calculated pursuant to Section 3.1(d)(ii)(B). It is understood that in order to be entitled to exercise its, his or her right to sell Registrable Securities in a Restricted Shelf Take-Down pursuant to this Section 3.1(d)(iv), each Take-Down Tagging Holder must agree to make the same representations, warranties, covenants, indemnities and agreements, if any, as the Shelf Take-Down Initiating Holders agree to make in connection with the Restricted Shelf Take-Down, with such additions or changes as are required of such Take-Down Tagging Holder by the Underwriters (if applicable).

(D) Notwithstanding the delivery of any Restricted Shelf Take- Down Notice, all determinations as to whether to complete any Restricted Shelf Take-Down and as to the timing, manner, price and other terms and conditions of any Restricted Shelf Take-Down shall be at the sole discretion of the applicable Shelf Take-Down Initiating Holder, and PubCo agrees to cooperate in facilitating any Restricted Shelf Take-Down pursuant to Section 3.1(d). Each of the Shelf Holders agrees to reasonably cooperate with each of the other Shelf Holders and PubCo to establish notice, delivery and documentation procedures and measures to facilitate such other Shelf Holders’ participation in Restricted Shelf Take-Downs pursuant to this Section 3.1(d).

Section 3.2 Demand Registrations.

(a) Holders’ Demand for Registration. If, at a time when a Shelf Registration Statement is not effective pursuant to Section 3.1, PubCo shall receive from the Partners at any time following the Lock-up Period (the

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then eligible Holders, the “Demand Initiating Holders”) a written demand that PubCo effect any Registration in connection with an Underwritten Offering other than a Shelf Registration or a Shelf Take-Down (a “Demand Registration”) of Registrable Securities held by such Holders, PubCo will:

(i) use its reasonable best efforts to effect such registration as soon as practicable as will permit or facilitate the sale and distribution of all or such portion of the Demand Initiating Holders’ Registrable Securities as are specified in such demand; provided, that PubCo shall not be obligated to file any Registration Statement or other disclosure document pursuant to this Section 3.2 (but shall be obligated to continue to prepare such Registration Statement or other disclosure document) if PubCo shall furnish to the Demand Initiating Holders a certificate signed by the chief executive officer or equivalent senior executive of PubCo, stating that the filing or effectiveness of such Registration Statement would require PubCo to make an Adverse Disclosure, in which case PubCo shall have an additional period (each, a “Demand Delay”) of not more than forty-five (45) days within which to file such Registration Statement; provided, however, that PubCo shall not exercise, in any twelve (12) month period, (x) more than one (1) Demand Delay pursuant to this Section 3.2(a)(i) and Shelf Suspension pursuant to Section 3.1(c) in the aggregate, unless consented in writing by the Demand Initiating Holders or (y) aggregate Demand Delays pursuant to this Section 3.2(a)(i) and Shelf Suspensions pursuant to Section 3.1(c) of more than ninety (90) days. Each Holder shall keep confidential the fact that a Demand Delay is in effect, the certificate referred to above and its contents for the permitted duration of the Demand Delay or until otherwise notified by PubCo, except (A) for disclosure to the Holder’s employees, agents and professional advisers who need to know such information and are obligated to keep it confidential, (B) for disclosures to the extent required in order to comply with reporting obligations to its limited partners who have agreed to keep such information confidential and (C) as required by Law.

(b) Underwriting. If the Demand Initiating Holders intend to distribute the Registrable Securities covered by their demand by means of an Underwritten Offering, they shall so advise PubCo as part of their demand made pursuant to this Section 3.2, and PubCo shall include such information in the written notice referred to in Section 3.2(a)(i). In such event, the right of the Demand Initiating Holders’ registration pursuant to this Section 3.2 shall be conditioned upon the Demand Initiating Holders’ participation in such Underwritten Offering and the inclusion of the Demand Initiating Holders’ Registrable Securities in the Underwritten Offering to the extent provided herein. PubCo, together with all holders of Registrable Securities of PubCo proposing to distribute their securities through such Underwritten Offering, shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected by the Demand Initiating Holders that own a majority of the Registrable Securities and reasonably satisfactory to PubCo. Notwithstanding any other provision of this Section 3.2, if the Underwriter shall advise PubCo that marketing factors (including an adverse effect on the per security offering price) require a limitation of the number of Registrable Securities to be underwritten, then PubCo shall so advise the Holders that have requested to participate in such Underwritten Offering, and the number of Registrable Securities that may be included in the Demand Registration and Underwritten Offering shall be allocated pro rata among the Demand Initiating Holders and other holders of Registrable Securities exercising a contractual or other right to dispose of Registrable Securities in such Underwritten Offering thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such persons at the time of filing the Registration Statement; provided, that any Registrable Securities thereby allocated to any such person that exceed such person’s request shall be reallocated among the Demand Initiating Holders and other requesting holders of Registrable Securities in like manner; and provided, further, that the number of Registrable Securities to be included in such Underwritten Offering shall not be reduced unless all other Equity Securities of PubCo are first entirely excluded from the Underwritten Offering. No Registrable Securities excluded from the Underwritten Offering by reason of the Underwriter’s marketing limitation shall be included in such Demand Registration. If the Underwriter has not limited the number of Registrable Securities to be underwritten, PubCo may include securities for its own account (or for the account of any other Persons) in such Demand Registration if the Underwriter so agrees and if the number of Registrable Securities would not thereby be limited.

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(c) Effective Registration. PubCo shall be deemed to have effected a Demand Registration if the Registration Statement pursuant to such registration is declared effective by the SEC and remains continuously effective for not less than one hundred eighty (180) days (or such shorter period as will terminate when all Registrable Securities covered by such Registration Statement have been sold or withdrawn), or, if such Registration Statement relates to an Underwritten Offering, such longer period as, in the opinion of counsel for the Underwriters, a prospectus is required by Law to be delivered in connection with sales of Registrable Securities by an Underwriter or dealer (the applicable period, the “Demand Period”). No Demand Registration shall be deemed to have been effected if (i) during the Demand Period such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other Governmental Entity or court or (ii) the conditions specified in the underwriting agreement, if any, entered into in connection with such Registration are not satisfied other than by reason of a wrongful act, misrepresentation or breach of such applicable underwriting agreement by a participating Holder.

Section 3.3 Piggyback Registration.

(a) If at any time or from time to time PubCo shall determine to register any of its Equity Securities, either for its own account or for the account of security holders, including (for the avoidance of doubt) the registration of shares of Common Stock subject to PubCo’s publicly-traded warrants (other than in (1) a registration relating solely to employee benefit plans, (2) a registration statement on Form S-4 or S-8 (or such other similar successor forms then in effect under the Securities Act), (3) a registration pursuant to which PubCo is offering to exchange its own securities for other securities, (4) a registration statement relating solely to dividend reinvestment or similar plans, (5) a Shelf Registration Statement pursuant to which only the initial purchasers and subsequent transferees of debt securities of PubCo or any of its subsidiaries that are convertible for Common Stock and that are initially issued pursuant to Rule 144A and/or Regulation S (or any successor provision) of the Securities Act may resell such notes and sell the Common Stock into which such notes may be converted, (6) a registration pursuant to Section 3.1 or Section 3.2 hereof or (7) a registration expressly contemplated by the Note Subscription Agreements), PubCo will:

(i) promptly (but in no event less than ten (10) days before the effective date of the relevant Registration Statement) give to each Holder written notice thereof; and

(ii) include in such Registration (and any related qualification under state securities Laws or other compliance), and in any Underwritten Offering involved therein, all the Registrable Securities specified in a written request or requests made within five (5) days after receipt of such written notice from PubCo by any Holder or Holders except as set forth in Section 3.3(b) below.

Notwithstanding anything herein to the contrary, this Section 3.3 shall not apply (i) to any Shelf Take-Down irrespective of whether such Shelf Take-Down is an Underwritten Shelf Take-Down or not an Underwritten Shelf Take-Down, or (ii) following the Lock-Up Period, to any Distribution (if applicable).

(b) Underwriting. If the Registration of which PubCo gives notice pursuant to Section 3.3(a) is for an Underwritten Offering, PubCo shall so advise the Holders as a part of the written notice given pursuant to Section 3.3(a)(i). In such event the right of any Holder to participate in such registration pursuant to this Section 3.3 shall be conditioned upon such Holder’s participation in such Underwritten Offering and the inclusion of such Holder’s Registrable Securities in the Underwritten Offering to the extent provided herein. All Holders proposing to dispose of their Registrable Securities through such Underwritten Offering, together with PubCo and the other parties distributing their Equity Securities of PubCo through such Underwritten Offering, shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such Underwritten Offering by PubCo. Notwithstanding any other provision of this Section 3.3, if the Underwriters shall advise PubCo that marketing factors (including an adverse effect on the per security offering price) require a limitation of the number of Registrable Securities to be underwritten, then PubCo may limit the number of Registrable Securities to be included in the Registration and Underwritten Offering as follows:

(i) If the Registration is initiated and undertaken for PubCo’s account, PubCo shall so advise all Holders of Registrable Securities that have requested to participate in such offering, and the number of

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Registrable Securities that may be included in the Registration and Underwritten Offering shall be allocated in the following manner: (A) first, to PubCo, (B) second, to the Holders of Registrable Securities on a pro rata basis based on the total number of Registrable Securities held by such Holders and (C) third, to other holders of Equity Securities of PubCo exercising a contractual or other right to dispose of such Equity Securities in such Underwritten Offering on a pro rata basis based on the total number of Equity Securities of PubCo held by such persons; provided, in the case of this foregoing clause (C) that any Registrable Securities or Equity Securities thereby allocated to any such person that exceed such person’s request shall be reallocated among the remaining requesting Holders or other requesting holders, as applicable, in like manner.

(ii) If the Registration is initiated and undertaken at the request of one or more holders of Equity Securities of PubCo who are not Holders or their Affiliates, PubCo shall so advise all Holders of Registrable Securities that have requested to participate in such offering, and the number of Registrable Securities that may be included in the Registration and Underwritten Offering shall be allocated in the following manner: (A) first, to the initiating holders of Equity Securities of PubCo exercising a contractual or other right to dispose of such Equity Securities in such Underwritten Offering, on a pro rata basis based on the total number of Equity Securities of PubCo, (B) second, to the Holders of Registrable Securities on a pro rata basis based on the total number of Registrable Securities held by such Holders, (C) third, to PubCo, (D) fourth, to other holders of Equity Securities of PubCo exercising a contractual or other right to dispose of such Equity Securities in such Underwritten Offering on a pro rata basis based on the total number of Equity Securities of PubCo held by such persons; provided, in the case of this foregoing clause (D) that any Registrable Securities or Equity Securities thereby allocated to any such person that exceed such person’s request shall be reallocated among the remaining requesting Holders or other requesting holders, as applicable, in like manner.

No such reduction pursuant to the foregoing paragraphs (i) and (ii) shall reduce the amount of Registrable Securities of the selling Holders included in the Registration below twenty-five percent (25%) of the total amount of Equity Securities included in such Registration. No securities excluded from the Underwritten Offering by reason of the Underwriter’s marketing limitation shall be included in such Registration.

(c) Right to Terminate Registration. PubCo shall have the right to terminate or withdraw any Registration initiated by it under this Section 3.3 prior to the effectiveness of such Registration whether or not any Holder has elected to include Registrable Securities in such Registration. The expenses of such withdrawn registration shall be borne by PubCo in accordance with Section 3.4 hereof.

Section 3.4 Expenses of Registration. All Registration Expenses incurred in connection with all Registrations or other Transfers effected pursuant to or permitted by this Investor Rights Agreement (including any Distribution), including, all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for PubCo, shall be borne by PubCo. It is acknowledged by the Holders that the Holders selling or otherwise Transferring any Registrable Securities in any Registration or Transfer shall bear all incremental selling expenses relating to the sale of such Registrable Securities, such as Underwriters’ commissions and discounts, brokerage fees, Underwriter marketing costs and, other than as set forth in the definition of “Registration Expenses,” all reasonable fees and expenses of any legal counsel representing such Holders, in each case pro rata based on the number of Registrable Securities that such Holders have sold or Transferred in such Registration.

Section 3.5 Obligations of PubCo. Whenever required under this Article III to effect the Registration of any Registrable Securities, PubCo shall, as expeditiously as reasonably possible:

(a) prepare and file with the SEC a Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (180) days

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(or for such period of time specified in Section 3.1) or, if earlier, until the distribution contemplated in the registration statement has been completed, or until all Registrable Secuirities covered by such Registration Statement have been sold;

(b) prepare and file with the SEC such amendments, post-effective amendments and supplements to such Registration Statement and the Prospectus used in connection with such Registration Statement as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement in accordance with the intended methods of disposition by sellers thereof set forth in such Registration Statement;

(c) permit any Holder that (in the good faith reasonable judgment of the Partners) might be deemed to be a controlling person of PubCo to participate in good faith in the preparation of such Registration Statement and to cooperate in good faith to include therein material, furnished to PubCo in writing, that in the reasonable judgment of such Holder and its counsel should be included;

(d) furnish to the Holders such numbers of copies of the Registration Statement and the related Prospectus, including all exhibits thereto and documents incorporated by reference therein and a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

(e) in the event of any Underwritten Offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing Underwriter(s) of such offering; each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement;

(f) notify each Holder of Registrable Securities covered by such Registration Statement as soon as reasonably possible after notice thereof is received by PubCo of any written comments by the SEC or any request by the SEC or any other federal or state Governmental Entity for amendments or supplements to such Registration Statement or such Prospectus or for additional information;

(g) notify each Holder of Registrable Securities covered by such Registration Statement, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(h) notify each Holder of Registrable Securities covered by such Registration Statement as soon as reasonably practicable after notice thereof is received by PubCo of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or any order by the SEC or any other regulatory authority preventing or suspending the use of any preliminary or final Prospectus or the initiation or threatening of any proceedings for such purposes, or any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(i) use its reasonable best efforts to prevent the issuance of any stop order suspending the effectiveness of any Registration Statement or of any order preventing or suspending the use of any preliminary or final Prospectus and, if any such order is issued, to obtain the withdrawal of any such order as soon as practicable;

(j) make available for inspection by each Holder including Registrable Securities in such Registration, any Underwriter participating in any distribution pursuant to such Registration, and any attorney, accountant or other agent retained by such Holder or Underwriter, all financial and other records, pertinent corporate documents and properties of PubCo, as such parties may reasonably request, and cause PubCo’s officers, directors and employees to supply all information reasonably requested by any such Holder, Underwriter, attorney, accountant or agent in connection with such Registration Statement;

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(k) use its reasonable best efforts to register or qualify, and cooperate with the Holders of Registrable Securities covered by such Registration Statement, the Underwriters, if any, and their respective counsel, in connection with the Registration or qualification of such Registrable Securities for offer and sale under the “Blue Sky” or securities Laws of each state and other jurisdiction of the United States as any such Holder or Underwriters, if any, or their respective counsel reasonably request in writing, and do any and all other things reasonably necessary or advisable to keep such Registration or qualification in effect for such period as required by Section 3.1(b) and Section 3.2(c), as applicable; provided, that PubCo shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to taxation or service of process in any such jurisdiction where it is not then so subject;

(l) in the case of an Underwritten Offering, obtain for delivery to the Holders of Registrable Securities covered by such Registration Statement and to the Underwriters an opinion or opinions from counsel for PubCo, dated the date of the closing under the underwriting agreement, in customary form, scope and substance, which opinions shall be reasonably satisfactory to such Holders or Underwriters, as the case may be, and their respective counsel;

(m) in the case of an Underwritten Offering, obtain for delivery to PubCo and the Underwriters, with copies to the Holders of Registrable Securities included in such Registration, a cold comfort letter from PubCo’s independent certified public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the managing Underwriter or Underwriters reasonably request, dated the date of execution of the underwriting agreement and brought down to the closing under the underwriting agreement;

(n) use its reasonable best efforts to list the Registrable Securities that are covered by such Registration Statement with any securities exchange or automated quotation system on which the Common Stock or other Equity Securities of PubCo, as applicable, are then listed;

(o) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement from and after a date not later than the effective date of such Registration Statement;

(p) cooperate with Holders including Registrable Securities in such Registration and the managing Underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, such certificates to be in such denominations and registered in such names as such Holders or the managing Underwriters may request at least two (2) Business Days prior to any sale of Registrable Securities;

(q) use its reasonable best efforts to comply with all applicable securities Laws and make available to its Holders, as soon as reasonably practicable, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

(r) in the case of an Underwritten Offering that is Marketed, cause the senior executive officers of PubCo to participate in the customary “road show” presentations that may be reasonably requested by the Underwriters and otherwise to facilitate, cooperate with and participate in each proposed offering contemplated herein and customary selling efforts related thereto;

(s) notify each selling Holder, promptly after PubCo receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed;

(t) after such registration statement becomes effective, notify each selling Holder of any request by the SEC that PubCo amend or supplement such registration statement or prospectus; and

(u) otherwise, in good faith, reasonably cooperate with, and take such customary actions as may reasonably be requested by, the Holders, in connection with such Registration.

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Section 3.6 Indemnification.

(a) PubCo will, and does hereby undertake to, indemnify and hold harmless each Holder of Registrable Securities and each of such Holder’s officers, directors, trustees, employees, partners, managers, members, equityholders, beneficiaries, affiliates and agents and each Person, if any, who controls such Holder, within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, with respect to any Registration, qualification, compliance or sale effected pursuant to this Article III, and each Underwriter, if any, and each Person who controls any Underwriter, of the Registrable Securities held by or issuable to such Holder, against all claims, losses, damages and liabilities (or actions in respect thereto) to which they may become subject under the Securities Act, the Exchange Act, or other federal or state Law arising out of or based on (A) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, free writing prospectus or other similar document (including any related Registration Statement, notification, or the like) incident to any such Registration, qualification, compliance or sale effected pursuant to this Article III, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, (B) any violation or alleged violation by PubCo of any Law applicable to PubCo in connection with any such Registration, qualification, compliance or sale, or (C) any failure to register or qualify Registrable Securities in any state where PubCo or its agents have affirmatively undertaken or agreed in writing (including pursuant to Section 3.5(k)) that PubCo (the undertaking of any Underwriter being attributed to PubCo) will undertake such Registration or qualification on behalf of the Holders of such Registrable Securities (provided, that in such instance PubCo shall not be so liable if it has undertaken its reasonable best efforts to so register or qualify such Registrable Securities) and will reimburse, as incurred, each such Holder, each such Underwriter and each such director, officer, trustee, employee, partner, manager, member, equityholder, beneficiary, affiliate, agent and controlling person, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, that PubCo will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission made in reliance and in conformity with written information furnished to PubCo by such Holder or Underwriter expressly for use therein.

(b) Each Holder (if Registrable Securities held by or issuable to such Holder are included in such Registration, qualification, compliance or sale pursuant to this Article III) does hereby undertake to indemnify and hold harmless, severally and not jointly, PubCo, each of its officers, directors, employees, affiliates and agents and each Person, if any, who controls PubCo within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each Underwriter, if any, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular, free writing prospectus or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, and will reimburse, as incurred, PubCo, each of its officers, directors, employees, affiliates and agents and each Person, if any, who controls PubCo within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each Underwriter, if any, for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) was made in such Registration Statement, prospectus, offering circular, free writing prospectus or other document, in reliance upon and in conformity with written information that (i) relates to such Holder in its capacity as a selling security holder and (ii) was furnished to PubCo by such Holder expressly for use therein; provided, however, that the aggregate liability of each Holder hereunder shall be limited to the net proceeds after underwriting discounts and commissions received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. It is understood and agreed that the indemnification obligations of each Holder pursuant to any underwriting agreement entered into in connection with any Registration Statement shall be limited to the obligations contained in this Section 3.6(b).

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(c) Each party entitled to indemnification under this Section 3.6 (the “Indemnified Party”) shall give notice to the party required to provide such indemnification (the “Indemnifying Party”) of any claim as to which indemnification may be sought promptly after such Indemnified Party has actual knowledge thereof, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be subject to approval by the Indemnified Party (whose approval shall not be unreasonably withheld) and the Indemnified Party may participate in such defense at the Indemnifying Party’s expense if representation of such Indemnified Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding; and provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 3.6, except to the extent that such failure to give notice materially prejudices the Indemnifying Party in the defense of any such claim or any such litigation. An Indemnifying Party, in the defense of any such claim or litigation, may, without the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that (i) includes as a term thereof the giving by the claimant or plaintiff therein to such Indemnified Party of an unconditional release from all liability with respect to such claim or litigation and (ii) does not include any recovery (including any statement as to or an admission of fault, culpability or a failure to act by or on behalf of such Indemnified Party) other than monetary damages, and provided, that any sums payable in connection with such settlement are paid in full by the Indemnifying Party.

(d) In order to provide for just and equitable contribution in case indemnification is prohibited or limited by Law, the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and such Person’s relative intent, knowledge, access to information and opportunity to correct or prevent such actions; provided, however, that, in any case, (i) no Holder will be required to contribute any amount in excess of the net proceeds after Underwriting discounts and commissions received by such Holder upon the sale of the Registrable Securities giving rise to such contribution obligation and (ii) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(e) The indemnities provided in this Section 3.6 shall survive the Transfer of any Registrable Securities by such Holder.

Section 3.7 Information by Holder. The Holder or Holders of Registrable Securities included in any Registration shall furnish to PubCo such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as PubCo may reasonably request in writing and as shall be required in connection with any Registration, qualification or compliance referred to in this Article III. Each Holder agrees, if requested in writing by PubCo, to represent to PubCo the total number of Registrable Securities held by such Holder in order for PubCo to make determinations under this Investor Rights Agreement, including for purposes of Section 3.9 hereof. Notwithstanding anything to the contrary contained in this Investor Rights Agreement, if any Holder does not provide PubCo with information requested pursuant to this Section 3.7, PubCo may exclude such Holder’s Registrable Securities from the applicable Registration Statement or Prospectus if PubCo determines, based on the advice of outside counsel, that such information is necessary to effect the Registration and such Holder continues thereafter to withhold such information. No Person may participate in any Underwritten Offering of Equity Securities of PubCo pursuant to a Registration under this Investor Rights Agreement unless such Person completes and executes all customary questionnaires, powers of attorney, custody

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agreements, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements. Subject to the minimum thresholds set forth in Section 3.1(d)(ii) and Section 3.2(a) of this Investor Rights Agreement, the exclusion of a Holder’s Registrable Securities as a result of this Section 3.7 shall not affect the registration of the other Registrable Securities to be included in such Registration.

Section 3.8 Delay of Registration. No Holder shall have any right to obtain, and hereby waives any right to seek, an injunction restraining or otherwise delaying any such Registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Article III.

Section 3.9 Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC that may permit the sale of the Registrable Securities to the public without Registration, PubCo agrees to use its reasonable best efforts to:

(a) make and keep current public information available, within the meaning of Rule 144 (or any similar or analogous rule) promulgated under the Securities Act, at all times;

(b) file with the SEC, in a timely manner, all reports and other documents required of PubCo under the Securities Act and Exchange Act; and

(c) so long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request a written statement by PubCo as to its compliance with the reporting requirements of said Rule 144 (at any time commencing after the Lock-Up Period), the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of PubCo and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without Registration.

Section 3.10 “Market Stand Off” Agreement.

(a) Each Holder hereby agrees that, with respect to Underwritten Offerings initiated by a Holder only, during such period (which period shall in no event exceed ninety (90) days) following the effective date of a Registration Statement of PubCo (or, in the case of an Underwritten Shelf Take-Down, the date of the filing of a preliminary Prospectus or Prospectus supplement relating to such Underwritten Offering (or if there is no such filing, the first contemporaneous press release announcing commencement of such Underwritten Offering)) as the Holders that own a majority of the Registrable Securities participating in such Underwritten Offering may agree to with the Underwriter or Underwriters of such Underwritten Offering (a “Market Stand-Off Period”), such Holder or its Affiliates shall not sell, pledge, hypothecate, transfer, make any short sale of, loan, grant any option or right to purchase of, or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Registrable Securities held by it at any time during such period except Registrable Securities included in such Registration and shares of Common Stock subject to a Charitable Distribution in connection with such Underwritten Offering. In connection with any Underwritten Offering contemplated by this Section 3.10, PubCo shall use reasonable best efforts to cause each director and executive officer of PubCo to execute a customary lock-up for the Market Stand-Off Period. Each Holder agrees that it shall deliver to the Underwriter or Underwriters for any such Underwritten Offering a customary agreement (with customary terms, conditions and exceptions) that is substantially similar to the agreement delivered to the Underwriter or Underwriters by the Holders that own a majority of the Registrable Securities participating in such Registration reflecting their agreement set forth in this Section 3.10; provided, that such agreement shall not be materially more restrictive than any similar agreement entered into by PubCo’s directors and executive officers participating in such Underwritten Offering; provided, further, that such agreement shall not be required unless all Holders are required to enter into similar agreements; provided, further, that such agreement shall provide that any early release of any Holder from the provisions of the terms of such agreement shall be on a pro rata basis among all Holders.

Section 3.11 Other Obligations. In connection with a Transfer of Registrable Securities exempt from Section 5 of the Securities Act or through any broker-dealer transactions described in the plan of distribution set

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forth within the Prospectus and pursuant to the Registration Statement of which such Prospectus forms a part, PubCo shall, subject to applicable Law, as interpreted by PubCo with the advice of counsel, and the receipt of any customary documentation required from the applicable Holders in connection therewith, (a) promptly instruct its transfer agent to remove any restrictive legends applicable to the Registrable Securities being Transferred and (b) cause its legal counsel to deliver the necessary legal opinions, if any, to the transfer agent in connection with the instruction under the foregoing clause (a). In addition, PubCo shall cooperate reasonably with, and take such customary actions as may reasonably be requested by the Holders, in connection with the aforementioned Transfers; provided, however, that PubCo shall have no obligation to participate in any “road shows” or assist with the preparation of any offering memoranda or related documentation with respect to any Transfer of Registrable Securities in any transaction that does not constitute an Underwritten Offering.

Section 3.12 Other Registration Rights. Other than the registration rights set forth in the Original RA and in the Note Subscription Agreements, PubCo represents and warrants that no Person, other than a Holder of Registrable Securities pursuant to this Investor Rights Agreement, has any right to require PubCo to register any securities of PubCo for sale or to include such securities of PubCo in any Registration Statement filed by PubCo for the sale of securities for its own account or for the account of any other Person. Further, each of PubCo, the Sponsor and the Original Underwriter Representatives acknowledges, agrees, represents and warrants that this Investor Rights Agreement supersedes any other registration rights agreement or agreement (including the Original RA), other than the Note Subscription Agreements.

Section 3.13 Term. Article III shall terminate with respect to any Holder on the date that such Holder no longer holds any Registrable Securities. The provisions of Section 3.6 shall survive any such termination with respect to such Holder.

Section 3.14 Termination of Original RA. Upon the Closing, PubCo, the Sponsor, the Original Underwriter Representatives, Brad Weightman and Dorothy D. Hayes hereby agree that the Original RA and all of the respective rights and obligations of the parties thereunder are hereby terminated in their entirety and shall be of no further force or effect.

ARTICLE IV

LOCK-UP

Section 4.1 Lock-Up.

(a) Each Holder (other than the Original Underwriter Representatives) severally, and not jointly, agrees not to effect any Transfer, or make a public announcement of any intention to effect such Transfer, of any Lock-Up Shares (as defined below) Beneficially Owned or otherwise held by such Person during the Lock-Up Period; provided, that such prohibition shall not apply to Transfers (i) permitted pursuant to Section 4.2, or (ii) permitted pursuant to Article III. For the avoidance of doubt, each Holder agrees not to effect a Distribution during the Lock-Up Period. The “Lock-Up Shares” means the Registrable Securities held by the Holders (other than the Original Underwriter Representatives) as of the Closing Date (other than, with respect to the Sponsor and the Original Underwriter Representatives, the Private Units (as defined in the Insider Letter) and the securities underlying the Private Units (collectively, the “Private PubCo Equity Securities”)).

(b) During the Lock-Up Period, any purported Transfer of Lock-Up Shares not in accordance with this Investor Rights Agreement shall be null and void, and PubCo shall refuse to recognize any such Transfer for any purpose.

(c) The Holders acknowledge and agree that, notwithstanding anything to the contrary contained in this Investor Rights Agreement, the Lock-Up Shares Beneficially Owned by such Person shall remain subject to any restrictions on Transfer under applicable securities Laws of any Governmental Entity, including all applicable holding periods under the Securities Act and other rules of the SEC.

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(d) PubCo, the Sponsor and the Original Underwriter Representatives hereby agree that the Insider Letter is hereby amended such that the provisions of Section 9 thereof shall not apply or have any further effect with respect to any Registrable Securities other than any Private PubCo Equity Securities (and, for the avoidance of doubt, the provisions of Section 9 of the Insider Letter shall only apply to the Private PubCo Equity Securities to the extent such provisions are expressly applicable thereto). Except as amended by this subclause (d), the provisions of the Insider Letter shall remain in full force and effect.

Section 4.2 Permitted Transfers. Notwithstanding anything to the contrary contained in this Investor Rights Agreement, during the Lock-Up Period, the Holders may Transfer, without the consent of PubCo, any of such Person’s Lock-Up Shares to (i) any of such Person’s Permitted Transferees, upon written notice to PubCo and, in the case of such a Transfer by the Sponsor or either of the Original Underwriter Representatives, the Partners, and in the case of such a Transfer by the Partners or their Permitted Transferees, the Sponsor and the Original Underwriter Representatives, (ii) (a) in the case of an individual, by virtue of Laws of descent and distribution upon death of the individual; (b) in the case of an individual, pursuant to a qualified domestic relations order; or (c) pursuant to any liquidation, merger, stock exchange or other similar transaction which results in all of PubCo’s stockholders having the right to exchange their shares of Common Stock for cash, securities or other property subsequent to the Business Combination, (iii) a charitable organization through a Charitable Distribution (which for avoidance of doubt shall be deemed separate from a Transfer pursuant to clause (ii)(a) above), (iv) PubCo in connection with the “net” or “cashless” exercise or settlement of warrants or stock options, restricted stock units or other equity awards (and any transfer to PubCo necessary to generate such amount of cash needed for the payment of taxes, including estimated taxes, due as a result of such vesting, settlement or exercise whether by means of a “net settlement” or otherwise), or (v) PubCo in connection with the repurchase of shares of Common Stock issued pursuant to equity awards granted under a stock incentive plan or other equity award plan or pursuant to the agreements under which such shares were issued, provided that such repurchase of shares of Common Stock is in connection with the termination of such Holder’s service provider relationship with PubCo; provided, that in connection with any Transfer of such Lock-Up Shares pursuant to clause (ii) above, (x) the restrictions and obligations contained in Section 4.1 and this Section 4.2 will continue to apply to such Lock-Up Shares after any Transfer of such Lock-Up Shares and such Transferee shall agree to be bound by such restrictions and obligations in writing and acknolwedged by PubCo, and (y) the Transferee of such Lock-Up Shares shall have no rights under this Investor Rights Agreement, unless, for the avoidance of doubt, such Transferee is a Permitted Transferee in accordance with this Investor Rights Agreement. Any Transferee of Lock-Up Shares who is a Permitted Transferee of the Transferor pursuant to this Section 4.2 shall be required, at the time of and as a condition to such Transfer, to become a party to this Investor Rights Agreement by executing and delivering a joinder in the form attached to this Investor Rights Agreement as Exhibit A, whereupon such Transferee will be treated as a Party (with the same rights and obligations as the Transferor) for all purposes of this Investor Rights Agreement. Notwithstanding the foregoing provisions of this Section 4.2, a Holder may not make a Transfer to a Permitted Transferee if such Transfer has as a purpose the avoidance of or is otherwise undertaken in contemplation of avoiding the restrictions on Transfers in this Agreement (it being understood that the purpose of this provision includes prohibiting the Transfer to a Permitted Transferee (A) that has been formed to facilitate a material change with respect to who or which entities Beneficially Own the underlying Lock-Up Shares, or (B) followed by a change in the relationship between the Holder and the Permitted Transferee (or a change of control of such Holder or Permitted Transferee) after the Transfer with the result and effect that the Holder has indirectly made a Transfer of Lock-Up Shares by using a Permitted Transferee, which Transfer would not have been directly permitted under this Article IV had such change in such relationship occurred prior to such Transfer).

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ARTICLE V

GENERAL PROVISIONS

Section 5.1 Assignment; Successors and Assigns; No Third Party Beneficiaries.

(a) Except as otherwise permitted pursuant to this Investor Rights Agreement, no Party may assign such Party’s rights and obligations under this Investor Rights Agreement, in whole or in part, without the prior written consent of the Partners. Any such assignee may not again assign those rights, other than in accordance with this Article V. Any attempted assignment of rights or obligations in violation of this Article V shall be null and void.

(b) Notwithstanding anything to the contrary contained in this Investor Rights Agreement (other than the succeeding sentence of this Section 5.1(b)), (i) prior to the expiration of the Lock-Up Period to the extent applicable to such Holder, no Holder may Transfer such Holder’s rights or obligations under this Investor Rights Agreement in connection with a Transfer of such Holder’s Registrable Securities, in whole or in part, except in connection with a Transfer pursuant to Section 4.2; and (ii) after the expiration of the Lock-up Period to the extent applicable to such Holder, a Holder may Transfer such Holder’s rights or obligations under this Investor Rights Agreement in connection with a Transfer of such Holder’s Registrable Securities, in whole or in part, to (x) any of such Holder’s Permitted Transferees (other than any charitable organization), or (y) any Person with the prior written consent of PubCo. In no event can the Sponsor or the Partners assign any of such Person’s rights under Section 2.1. Any Transferee of Registrable Securities (other than pursuant to an effective registration statement under the Securities Act, pursuant to a Rule 144 transaction or pursuant to any In-Kind Distribution) shall, except as otherwise expressly stated herein, have all the rights and be subject to all of the obligations of the Transferor Holder under this Investor Rights Agreement and shall be required, at the time of and as a condition to such Transfer, to become a party to this Investor Rights Agreement by executing and delivering a joinder in the form attached to this Investor Rights Agreement as Exhibit A. No Transfer of Registrable Securities by a Holder shall be registered on PubCo’s books and records, and such Transfer of Registrable Securities shall be null and void and not otherwise effective, unless any such Transfer is made in accordance with the terms and conditions of this Investor Rights Agreement, and PubCo is hereby authorized by all of the Holders to enter appropriate stop transfer notations on its transfer records to give effect to this Investor Rights Agreement.

(c) All of the terms and provisions of this Investor Rights Agreement shall be binding upon the Parties and their respective successors, assigns, heirs and representatives, but shall inure to the benefit of and be enforceable by the successors, assigns, heirs and representatives of any Party only to the extent that they are permitted successors, assigns, heirs and representatives pursuant to the terms of this Investor Rights Agreement.

(d) Other than as expressly set forth in this Agreement, nothing in this Investor Rights Agreement, express or implied, is intended to confer upon any Party, other than the Parties and their respective permitted successors, assigns, heirs and representatives, any rights or remedies under this Investor Rights Agreement or otherwise create any third party beneficiary hereto.

Section 5.2 Termination. Except for Section 2.1(g) (which section shall terminate at such time as the Partners, the Sponsor and their Permitted Transferees are no longer entitled to any rights pursuant to such section), Article II shall terminate automatically (without any action by any Party) as to the Partners or the Sponsor at such time at which such Party no longer has the right to designate an individual for nomination to the Board under this Investor Rights Agreement. Except for Section 3.6 (which section shall terminate at such time as the Partners, the Sponsor, the Original Underwriter Representatives and their Permitted Transferees are no longer entitled to any rights pursuant to such section), Article III of this Investor Rights Agreement shall terminate as set forth in Section 3.13. The remainder of this Investor Rights Agreement shall terminate automatically (without any action by any Party) as to each Holder when such Holder, following the Closing Date, ceases to Beneficially Own any Registrable Securities; provided, that the provisions of Section 5.11, Section 5.12 and Section 5.13 shall survive any such termination with respect to such Holder. Notwithstanding anything

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herein to the contrary, in the event the Merger Agreement terminates in accordance with its terms prior to the Closing, this Investor Rights Agreement shall automatically terminate and be of no further force or effect, without any further action required by the Parties.

Section 5.3 Severability. If any provision of this Investor Rights Agreement is determined to be invalid, illegal or unenforceable by any Governmental Entity, the remaining provisions of this Investor Rights Agreement, to the extent permitted by Law shall remain in full force and effect.

Section 5.4 Entire Agreement; Amendments; No Waiver.

(a) This Investor Rights Agreement, together with the Exhibit to this Investor Rights Agreement, the Merger Agreement and all other Transaction Agreements (as such term is defined in the Merger Agreement), constitute the entire agreement among the Parties with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements, understandings and discussions, whether oral or written, relating to such subject matter in any way, and there are no warranties, representations or other agreements among the Parties in connection with such subject matter except as set forth in this Investor Rights Agreement and therein.

(b) No provision of this Investor Rights Agreement may be amended or modified in whole or in part at any time without the express written consent of (i) PubCo, (ii) for so long as the Partners collectively Beneficially Own Common Stock representing 10% or more of the Common Stock Beneficially Owned by the Partners immediately after the Closing, the Partners, and (iii) in any event, at least the Holders holding in the aggregate more than fifty percent (50%) of the Registrable Securities Beneficially Owned by the Holders; provided, that any such amendment or modification that adversely and disproportionately affects any Holder or Holders, as compared to any other Holder or Holders, shall require the prior written consent of such Holders who Beneficially Own a majority of the Registrable Securities Beneficially Owned by all such Holders so adversely and disproportionately affected; provided, further that any amendment or modification to Article III, Article IV, Section 5.12, Section 5.13, Section 5.15 or this Section 5.4 that adversely affects any right granted to the Partners, the Sponsor or the Original Underwriter Representatives, shall require the consent of the Partners, the Sponsor or the Original Underwriter Representatives, as applicable; provided, further that any amendment or modification to Article II that adversely affects any right granted to the Partners or the Sponsor shall require the consent of the Partners or the Sponsor, as applicable; provided, further that a provision that has terminated with respect to a Party shall not require any consent of such Party (and such Party’s Common Stock shall not be considered in computing any percentages) with respect to amending or modifying such provision.

(c) No waiver of any provision or default under, nor consent to any exception to, the terms of this Investor Rights Agreement shall be effective unless in writing and signed by the Party to be bound and then only to the specific purpose, extent and instance so provided.

Section 5.5 Counterparts; Electronic Delivery. This Investor Rights Agreement and any other agreements, certificates, instruments and documents delivered pursuant to this Investor Rights Agreement may be executed and delivered in one or more counterparts and by email or other electronic transmission, each of which shall be deemed an original and all of which shall be considered one and the same agreement. No Party shall raise the use of email to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of email as a defense to the formation or enforceability of a contract and each Party forever waives any such defense. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Investor Rights Agreement or any document to be signed in connection with this Investor Rights Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the Parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

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Section 5.6 Notices. All notices, demands and other communications to be given or delivered under this Investor Rights Agreement shall be in writing and shall be deemed to have been given (a) when personally delivered (or, if delivery is refused, upon presentment) or received by email (with confirmation of transmission) prior to 5:00 p.m. eastern time on a Business Day and, if otherwise, on the next Business Day, (b) one (1) Business Day following sending by reputable overnight express courier (charges prepaid) or (c) three (3) calendar days following mailing by certified or registered mail, postage prepaid and return receipt requested. Unless another address is specified in writing pursuant to the provisions of this Section 5.6, notices, demands and other communications shall be sent to the addresses indicated below if to PubCo, prior to the Closing, to:

GigCapital4, Inc.

1731 Embarcadero Rd., Suite 200

Palo Alto, CA 94303

Attn: Dr. Raluca Dinu

E-mail: [***]

with a copy (which shall not constitute notice) to:

DLA Piper LLP (US)

555 Mission Street, Suite 2400

San Francisco, CA 94105

Attn: Jeffrey C. Selman, Esq. and John F. Maselli, Esq.

E-mail: Jeffrey.Selman@us.dlapiper.com and John.Maselli@us.dlapiper.com if to PubCo, following the Closing, to:

BigBear.ai Holdings, Inc. (f/k/a/ GigCapital4, Inc.)

c/o AE Industrial Partners, LP

2500 N. Military Trail, Suite 470

Boca Raton, FL 33431

Attn: Michael Greene, Kirk Konert and Jeff Hart

E-mail: [***]

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

300 N. LaSalle

Chicago, IL 60654

Attn: Jeremy S. Liss, P.C., Douglas C. Gessner, P.C., Tim Cruickshank, P.C.,

Matthew S. Arenson, P.C., Jeffrey P. Swatzell

E-mail: jeremy.liss@kirkland.com, douglas.gessner@kirkland.com,

tim.cruickshank@kirkland.com, matthew.arenson@kirkland.com, and

jeffrey.swatzell@kirkland.com

if to the Partners, to:

AE Industrial Partners, LP

2500 N. Military Trail, Suite 470

Boca Raton, FL 33431

Attn: Michael Greene, Kirk Konert and Jeff Hart

E-mail: [***]

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with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

300 N. LaSalle

Chicago, IL 60654

Attn: Jeremy S. Liss, P.C., Douglas C. Gessner, P.C., Tim Cruickshank, P.C.,

Matthew S. Arenson, P.C., and Jeffrey P. Swatzell

E-mail: jeremy.liss@kirkland.com, douglas.gessner@kirkland.com,

tim.cruickshank@kirkland.com, matthew.arenson@kirkland.com, and

jeffrey.swatzell@kirkland.com

if to the Sponsor, to:

GigAcquisitions4, LLC

1731 Embarcadero Rd., Suite 200

Palo Alto, CA 94303

Attn: Dr. Avi Katz

E-mail: [***]

with a copy (which shall not constitute notice) to:

DLA Piper LLP (US)

555 Mission Street, Suite 2400

San Francisco, CA 94105

Attn: Jeffrey C. Selman, Esq. and John F. Maselli, Esq.

E-mail: Jeffrey.Selman@us.dlapiper.com and John.Maselli@us.dlapiper.com if to the Original Underwriter Representatives, to:

Oppenheimer & Co. Inc.

85 Broad Street

New York, New York 10004

Attn: General Counsel

and

Nomura Securities International, Inc.

Worldwide Plaza

309 West 49th Street

New York, NY 10019-7316

Attn: Head of Equity Capital Markets and Solutions

Fax No.: (646) 587-8740)

With a copy to the Head of IBD Legal (Fax No: (646) 587-9548)

Section 5.7 Governing Law; Waiver of Jury Trial; Jurisdiction. The Law of the State of Delaware shall govern (a) all Actions, claims or matters related to or arising from this Investor Rights Agreement (including any tort or non-contractual claims) and (b) any questions concerning the construction, interpretation, validity and enforceability of this Investor Rights Agreement, and the performance of the obligations imposed by this Investor Rights Agreement, in each case without giving effect to any choice of Law or conflict of Law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Law of any jurisdiction other than the State of Delaware. EACH PARTY TO THIS INVESTOR RIGHTS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION BROUGHT TO RESOLVE ANY DISPUTE BETWEEN OR AMONG ANY OF THE PARTIES (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THIS INVESTOR RIGHTS AGREEMENT, THE TRANSACTIONS CONTEMPLATED BY THIS INVESTOR RIGHTS AGREEMENT AND/OR THE RELATIONSHIPS ESTABLISHED AMONG

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THE PARTIES UNDER THIS INVESTOR RIGHTS AGREEMENT. THE PARTIES FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH SUCH PARTY’S LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES SUCH PARTY’S JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. Each of the Parties submits to the exclusive jurisdiction of first, the Chancery Court of the State of Delaware or if such court declines jurisdiction, then to the Federal District Court for the District of Delaware, in any Action arising out of or relating to this Investor Rights Agreement, agrees that all claims in respect of the Action shall be heard and determined in any such court and agrees not to bring any Action arising out of or relating to this Investor Rights Agreement in any other courts. Each Party irrevocably consents to the service of process in any such Action by the mailing of copies thereof by registered or certified mail, postage prepaid, to such Party, at its address for notices as provided in Section 5.6 of this Investor Rights Agreement, such service to become effective ten (10) days after such mailing. Each Party hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any Action commenced hereunder or under any other documents contemplated hereby that service of process was in any way invalid or ineffective. Nothing in this Section 5.7, however, shall affect the right of any Party to serve legal process in any other manner permitted by Law or at equity; provided, that each of the Parties hereby waives any right it may have under the Laws of any jurisdiction to commence by publication any Action with respect to this Investor Rights Agreement. To the fullest extent permitted by applicable Law, each of the Parties hereby irrevocably waives any objection it may now or hereafter have to the laying of venue of any Action arising out of or relating to this Investor Rights Agreement in any of the courts referred to in this Section 5.7 and hereby further irrevocably waives and agrees not to plead or claim that any such court is not a convenient forum for any such Action. Each Party agrees that a final judgment in any Action so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by Law or at equity, in any jurisdiction.

Section 5.8 Specific Performance. Each Party hereby agrees and acknowledges that it will be impossible to measure in money the damages that would be suffered if the Parties fail to comply with any of the obligations imposed on them by this Investor Rights Agreement and that, in the event of any such failure, an aggrieved Party will be irreparably damaged and will not have an adequate remedy at Law. Any such Party shall, therefore, be entitled (in addition to any other remedy to which such Party may be entitled at Law or in equity) to seek injunctive relief, including specific performance, to enforce such obligations, without the posting of any bond, and if any Action should be brought in equity to enforce any of the provisions of this Investor Rights Agreement, none of the Parties shall raise the defense that there is an adequate remedy at Law.

Section 5.9 Subsequent Acquisition of Shares. Any Equity Securities of PubCo acquired subsequent to the Effective Date by a Holder shall be subject to the terms and conditions of this Investor Rights Agreement (other than the terms and conditions of Article IV) and such shares shall be considered to be “Registrable Securities” as such term is used in this Investor Rights Agreement.

Section 5.10 Consents, Approvals and Actions. If any consent, approval or action of the Partners, the Sponsor or the Original Underwriter Representatives is required or permitted at any time pursuant to this Investor Rights Agreement, such consent, approval or action shall be deemed given if the holders of a majority of the outstanding Equity Securities of PubCo held by the Partners, the Sponsor, or the Original Underwriter Representatives, respectively, at such time provide such consent, approval or action in writing at such time; provided that, for the avoidance of doubt, the designation of the Joint Director pursuant to Section 2.1(a) shall require the consent of both (i) the holders of a majority of the outstanding Equity Securities of Pubco held by the Partners and (ii) the holders of a majority of the outstanding Equity Securities of Pubco held by Sponsor.

Section 5.11 Not a Group; Independent Nature of Holders’ Obligations and Rights. The Holders and PubCo agree that the arrangements contemplated by this Investor Rights Agreement are not intended to constitute the formation of a “group” (as defined in Section 13(d)(3) of the Exchange Act). Each Holder agrees that, for purposes of determining beneficial ownership of such Holder, it shall disclaim any beneficial ownership by virtue of this Investor Rights Agreement of PubCo’s Equity Securities owned by the other Holders, and PubCo agrees

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to recognize such disclaimer in its Exchange Act and Securities Act reports. The obligations of each Holder under this Investor Rights Agreement are several and not joint with the obligations of any other Holder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder under this Investor Rights Agreement. Nothing contained herein, and no action taken by any Holder pursuant hereto, shall be deemed to constitute the Holders as, and PubCo acknowledges that the Holders do not so constitute, a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Holders are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by this Investor Rights Agreement, and PubCo acknowledges that the Holders are not acting in concert or as a group, and PubCo shall not assert any such claim, with respect to such obligations or the transactions contemplated by this Investor Rights Agreement. Subject to Section 5.17, the decision of each Holder to enter into this Investor Rights Agreement has been made by such Holder independently of any other Holder. Subject to Section 5.17, each Holder acknowledges that no other Holder has acted as agent for such Holder in connection with such Holder making its investment in PubCo and that no other Holder will be acting as agent of such Holder in connection with monitoring such Holder’s investment in the Common Stock or enforcing its rights under this Investor Rights Agreement. PubCo and each Holder confirms that each Holder has had the opportunity to independently participate with PubCo and its subsidiaries in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Investor Rights Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose. The use of a single agreement to effectuate the rights and obligations contemplated hereby was solely in the control of PubCo, not the action or decision of any Holder, and was done solely for the convenience of PubCo and its subsidiaries and not because it was required to do so by any Holder. It is expressly understood and agreed that each provision contained in this Investor Rights Agreement is between PubCo and a Holder, solely, and not between PubCo and the Holders collectively and not between and among the Holders.

Section 5.12 Other Business Opportunities.

(a) The Parties expressly acknowledge and agree that to the fullest extent permitted by applicable Law: (i) each of the Institutional Partners, the Sponsor and the Original Underwriter Representatives (including (A) their respective Affiliates, (B) any portfolio company in which they or any of their respective investment fund Affiliates have made a debt or equity investment (and vice versa) or (C) any of their respective limited partners, non-managing members or other similar direct or indirect investors) and the Partner Directors and the Sponsor Directors has the right to, and shall have no duty (fiduciary, contractual or otherwise) not to, directly or indirectly engage in and possess interests in other business ventures of every type and description, including those engaged in the same or similar business activities or lines of business as PubCo or any of its subsidiaries or deemed to be competing with PubCo or any of its subsidiaries, on its own account, or in partnership with, or as an employee, officer, director or shareholder of any other Person, with no obligation to offer to PubCo or any of its subsidiaries, or any other Holder the right to participate therein; (ii) each of the Institutional Partners, the Sponsor and the Original Underwriter Representatives (including (A) their respective Affiliates, (B) any portfolio company in which they or any of their respective investment fund Affiliates have made a debt or equity investment (and vice versa) or (C) any of their respective limited partners, non-managing members or other similar direct or indirect investors) and the Partner Directors and the Sponsor Directors may invest in, or provide services to, any Person that directly or indirectly competes with PubCo or any of its subsidiaries; and (iii) in the event that any of the Institutional Partners, the Sponsor or the Original Underwriter Representatives (including (A) their respective Affiliates, (B) any portfolio company in which they or any of their respective investment fund Affiliates have made a debt or equity investment (and vice versa) or (C) any of their respective limited partners, non-managing members or other similar direct or indirect investors) or any Partner Director or Sponsor Director, respectively, acquires knowledge of a potential transaction or matter that may be a corporate or other business opportunity for PubCo or any of its subsidiaries, such Person shall have no duty (fiduciary, contractual or otherwise) to communicate or present such corporate opportunity to PubCo or any of its subsidiaries or any other Holder, as the case may be, and, notwithstanding any provision of this Investor

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Rights Agreement to the contrary, shall not be liable to PubCo or any of its subsidiaries or any other Holder (or its Affiliates) for breach of any duty (fiduciary, contractual or otherwise) by reason of the fact that such Person, directly or indirectly, pursues or acquires such opportunity for itself, directs such opportunity to another Person or does not present such opportunity to PubCo or any of its subsidiaries or any other Holder (or its Affiliates). For the avoidance of doubt, the Parties acknowledge that this paragraph is intended to disclaim and renounce, to the fullest extent permitted by applicable Law, any right of PubCo or any of its subsidiaries with respect to the matters set forth herein, and this paragraph shall be construed to effect such disclaimer and renunciation to the fullest extent permitted by Law.

(b) Each of the Parties hereby, to the fullest extent permitted by applicable Law:

(i) confirms that none of the Institutional Partners, the Sponsor or the Original Underwriter Representatives or any of their respective Affiliates have any duty to PubCo or any of its subsidiaries or to any other Holder other than the specific covenants and agreements set forth in this Investor Rights Agreement;

(ii) acknowledges and agrees that (A) in the event of any conflict of interest between PubCo or any of its subsidiaries, on the one hand, and any of the Institutional Partners, the Sponsor, the Original Underwriter Representatives or any of their respective Affiliates (or any Partner Director or Sponsor Director acting in his or her capacity as such), on the other hand, the Institutional Partners, the Sponsor, the Original Underwriter Representatives or applicable Affiliates (or any Partner Director or Sponsor Director acting in his or her capacity as a director) may act in its best interest and (B) none of the Institutional Partners, the Sponsor, the Original Underwriter Representatives or any of their respective Affiliates or any Partner Director or Sponsor Director acting in his or her capacity as a director, shall be obligated (1) to reveal to PubCo or any of its subsidiaries confidential information belonging to or relating to the business of such Person or any of its Affiliates or (2) to recommend or take any action in its capacity as a direct or indirect stockholder or director, as the case may be, that prefers the interest of PubCo or its subsidiaries over the interest of such Person; and

(iii) waives any claim or cause of action against any of the Institutional Partners, the Sponsor, the Original Underwriter Representatives and any of their respective Affiliates, and any officer, employee, agent or Affiliate of any such Person that may from time to time arise in respect of a breach by any such person of any duty or obligation disclaimed under Section 5.12(b)(i) or Section 5.12(b)(ii).

(c) Each of the Parties hereto agrees that the waivers, limitations, acknowledgments and agreements set forth in this Section 5.12 shall not apply to any alleged claim or cause of action against any of the Institutional Partners, the Sponsor or the Original Underwriter Representatives based upon the breach or nonperformance by such Person of this Investor Rights Agreement or any other agreement to which such Person is a party.

(d) The provisions of this Section 5.12, to the extent that they restrict the duties and liabilities of any of the Institutional Partners, the Sponsor, the Original Underwriter Representatives or any of their respective Affiliates or any Partner Director or Sponsor Director otherwise existing at Law or in equity, are agreed by the Parties to replace such other duties and liabilities of the Institutional Partners, the Sponsor, the Original Underwriter Representatives or any of their respective Affiliates or any such Partner Director or Sponsor Director to the fullest extent permitted by applicable Law.

Section 5.13 Indemnification; Exculpation.

(a) PubCo will, and PubCo will cause each of its subsidiaries to, jointly and severally indemnify, exonerate and hold the Holders and each of their respective direct and indirect partners, equityholders, members, managers, Affiliates, directors, officers, shareholders, fiduciaries, managers, controlling Persons, employees, representatives and agents and each of the partners, equityholders, members, Affiliates, directors, officers, fiduciaries, managers, controlling Persons, employees and agents of each of the foregoing (collectively, the “Holder Indemnitees”) free and harmless from and against any and all actions, causes of

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action, suits, claims, liabilities, losses, damages and costs and out-of-pocket expenses in connection therewith (including reasonable attorneys’ fees and expenses) incurred by the Holder Indemnitees or any of them before or after the date of this Investor Rights Agreement (collectively, the “Indemnified Liabilities”), arising out of any action, cause of action, suit, litigation, investigation, inquiry, arbitration or claim (each, an “Action”) arising directly or indirectly out of, or in any way relating to, (i) any Holder’s or its Affiliates’ ownership of Equity Securities of PubCo or control or ability to influence PubCo or any of its subsidiaries (other than any such Indemnified Liabilities (x) to the extent such Indemnified Liabilities arise out of any breach of this Investor Rights Agreement by such Holder Indemnitee or its Affiliates or other related Persons or the breach of any fiduciary or other duty or obligation of such Holder Indemnitee to its direct or indirect equity holders, creditors or Affiliates, (y) to the extent such control or the ability to control PubCo or any of its subsidiaries derives from such Holder’s or its Affiliates’ capacity as an officer or director of PubCo or any of its subsidiaries or (z) to the extent such Indemnified Liabilities are directly caused by such Person’s willful misconduct), (ii) the business, operations, properties, assets or other rights or liabilities of PubCo or any of its subsidiaries or (iii) any services provided prior to, on or after the date of this Investor Rights Agreement by any Holder or its Affiliates to PubCo or any of their respective subsidiaries; provided, however, that if and to the extent that the foregoing undertaking may be unavailable or unenforceable for any reason, PubCo will, and will cause its subsidiaries to, make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable Law. For the purposes of this Section 5.13, none of the circumstances described in the limitations contained in the proviso in the immediately preceding sentence shall be deemed to apply absent a final non-appealable judgment of a court of competent jurisdiction to such effect, in which case to the extent any such limitation is so determined to apply to any Holder Indemnitee as to any previously advanced indemnity payments made by PubCo or any of its subsidiaries, then such payments shall be promptly repaid by such Holder Indemnitee to PubCo and its subsidiaries. The rights of any Holder Indemnitee to indemnification hereunder will be in addition to any other rights any such Person may have under any other agreement or instrument to which such Holder Indemnitee is or becomes a party or is or otherwise becomes a beneficiary or under Law or regulation or under the organizational or governing documents of PubCo or its subsidiaries.

(b) PubCo will, and will cause each of its subsidiaries to, jointly and severally, reimburse any Holder Indemnitee for all reasonable costs and expenses (including reasonable attorneys’ fees and expenses and any other litigation-related expenses) as they are incurred in connection with investigating, preparing, pursuing, defending or assisting in the defense of any Action for which the Holder Indemnitee would be entitled to indemnification under the terms of this Section 5.13, or any action or proceeding arising therefrom, whether or not such Holder Indemnitee is a party thereto. PubCo or its subsidiaries, in the defense of any Action for which a Holder Indemnitee would be entitled to indemnification under the terms of this Section 5.13, may, without the consent of such Holder Indemnitee, consent to entry of any judgment or enter into any settlement if and only if it (i) includes as a term thereof the giving by the claimant or plaintiff therein to such Holder Indemnitee of an unconditional release from all liability with respect to such Action, (ii) does not impose any limitations (equitable or otherwise) on such Holder Indemnitee, and (iii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of such Holder Indemnitee, and provided, that the only penalty imposed in connection with such settlement is a monetary payment that will be paid in full by PubCo or its subsidiaries.

(c) PubCo acknowledges and agrees that PubCo shall, and to the extent applicable shall cause its subsidiaries to, be fully and primarily responsible for the payment to any Holder Indemnitee in respect of Indemnified Liabilities in connection with any Jointly Indemnifiable Claims (as defined below), pursuant to and in accordance with (as applicable) the terms of (i) the Delaware General Corporation Law and the Organizational Documents, each as amended, (ii) any director indemnification agreement, (iii) this Investor Rights Agreement, any other agreement between PubCo or any of its subsidiaries and such Holder Indemnitee (or its Affiliates) pursuant to which such Holder Indemnitee is indemnified, (iv) the Laws of the jurisdiction of incorporation or organization of any subsidiary of PubCo and/or (v) the certificate of incorporation, certificate of organization, bylaws, partnership agreement, operating agreement, certificate of formation, certificate of limited partnership or other organizational or governing documents of any

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subsidiary of PubCo ((i) through (v) collectively, the “Indemnification Sources”), irrespective of any right of recovery such Holder Indemnitee (or its Affiliates) may have from any corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise (other than PubCo, any of its subsidiaries or the insurer under and pursuant to an insurance policy of PubCo or any of its subsidiaries) from whom such Holder Indemnitee may be entitled to indemnification with respect to which, in whole or in part, PubCo or any of its subsidiaries may also have an indemnification obligation (collectively, the “Indemnitee-Related Entities”). Under no circumstance shall PubCo or any of its subsidiaries be entitled to any right of subrogation or contribution by the Indemnitee-Related Entities and no right of advancement or recovery any Holder Indemnitee may have from the Indemnitee-Related Entities shall reduce or otherwise alter the rights of such Holder Indemnitee or the obligations of PubCo or any of its subsidiaries under the Indemnification Sources. In the event that any of the Indemnitee-Related Entities shall make any payment to any Holder Indemnitee in respect of indemnification with respect to any Jointly Indemnifiable Claim, (x) PubCo shall, and to the extent applicable shall cause its subsidiaries to, reimburse the Indemnitee-Related Entity making such payment to the extent of such payment promptly upon written demand from such Indemnitee-Related Entity, (y) to the extent not previously and fully reimbursed by PubCo and/or any of its subsidiaries pursuant to clause (x), the Indemnitee-Related Entity making such payment shall be subrogated to the extent of the outstanding balance of such payment to all of the rights of recovery of the Holder Indemnitee against PubCo and/or any of its subsidiaries, as applicable, and (z) such Holder Indemnitee shall execute all papers reasonably required and shall do all things that may be reasonably necessary to secure such rights, including the execution of such documents as may be necessary to enable the Indemnitee-Related Entities effectively to bring suit to enforce such rights. Each of the Parties agree that each of the Indemnitee-Related Entities shall be third-party beneficiaries with respect to this Section 5.13(c), entitled to enforce this Section 5.13(c) as though each such Indemnitee-Related Entity were a party to this Investor Rights Agreement. PubCo shall cause each of its subsidiaries to perform the terms and obligations of this Section 5.13(c) as though each such subsidiary were a party to this Investor Rights Agreement. For purposes of this Section 5.13(c), the term “Jointly Indemnifiable Claims” shall be broadly construed and shall include, without limitation, any Indemnified Liabilities for which any Holder Indemnitee shall be entitled to indemnification from both (1) PubCo and/or any of its subsidiaries pursuant to the Indemnification Sources, on the one hand, and (2) any Indemnitee-Related Entity pursuant to any other agreement between any Indemnitee-Related Entity and such Holder Indemnitee (or its Affiliates) pursuant to which such Holder Indemnitee is indemnified, the Laws of the jurisdiction of incorporation or organization of any Indemnitee-Related Entity and/or the certificate of incorporation, certificate of organization, bylaws, partnership agreement, operating agreement, certificate of formation, certificate of limited partnership or other organizational or governing documents of any Indemnitee-Related Entity, on the other hand.

(d) In no event shall any Holder Indemnitee be liable to PubCo or any of its subsidiaries for any act, alleged act, omission or alleged omission that does not constitute willful misconduct or fraud of such Holder Indemnitee as determined by a final, nonappealable determination of a court of competent jurisdiction.

(e) Notwithstanding anything to the contrary contained in this Investor Rights Agreement, for purposes of this Section 5.13, the term Holder Indemnitees shall not include any Holder or its any of its partners, equityholders, members, Affiliates, directors, officers, fiduciaries, managers, controlling Persons, employees and agents or any of the partners, equityholders, members, Affiliates, directors, officers, fiduciaries, managers, controlling Persons, employees and agents of any of the foregoing who is an officer or director of PubCo or any of its subsidiaries in such capacity as officer or director. Such officers and directors are or will be subject to separate indemnification in such capacity through this Investor Rights Agreement and/or the certificate of incorporation or organization, bylaws or limited partnership agreements and other instruments of PubCo and its subsidiaries.

(f) The rights of any Holder Indemnitee to indemnification pursuant to this Section 5.13 will be in addition to any other rights any such Person may have under any other section of this Investor Rights Agreement or any other agreement or instrument to which such Holder Indemnitee is or becomes a party or

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is or otherwise becomes a beneficiary or under Law or regulation or under the certificate of limited partnership, limited partnership agreement, certificate of incorporation or bylaws (or equivalent governing documents) of PubCo or any of its subsidiaries.

Section 5.14 Representations and Warranties of the Parties. Each of the Parties hereby represents and warrants to each of the other Parties as follows:

(a) Such Party, to the extent applicable, is duly organized or incorporated, validly existing and in good standing under the Laws of the jurisdiction of its organization or incorporation and has all requisite organizational power and authority to conduct its business as it is now being conducted and is proposed to be conducted.

(b) Such Party has the full organizational power, authority and legal right to execute, deliver and perform this Investor Rights Agreement. The execution, delivery and performance of this Investor Rights Agreement have been duly authorized by all necessary organizational action, corporate or otherwise, of such Party. This Investor Rights Agreement has been duly executed and delivered by such Party and constitutes its, his or her legal, valid and binding obligation, enforceable against it, him or her in accordance with its terms, subject to applicable bankruptcy, insolvency and similar Laws affecting creditors’ rights generally.

(c) The execution and delivery by such Party of this Investor Rights Agreement, the performance by such Party of its, his or her obligations hereunder by such Party does not and will not violate (i) in the case of Parties who are not individuals, any provision of its by-laws, charter, articles of association, partnership agreement or other similar organizational document, (ii) any provision of any material agreement to which it, he or she is a Party or by which it, he or she is bound or (iii) any Law, rule, regulation, judgment, order or decree to which it, he or she is subject.

(d) Such Party is not currently in violation of any Law, rule, regulation, judgment, order or decree, which violation could reasonably be expected at any time to have a material adverse effect upon such Party’s ability to enter into this Investor Rights Agreement or to perform its, his or her obligations hereunder.

(e) There is no pending legal action, suit or proceeding that would materially and adversely affect the ability of such Party to enter into this Investor Rights Agreement or to perform its, his or her obligations hereunder.

Section 5.15 No Third Party Liabilities. This Investor Rights Agreement may only be enforced against the named parties hereto. All claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to any of this Investor Rights Agreement, or the negotiation, execution or performance of this Investor Rights Agreement (including any representation or warranty made in or in connection with this Investor Rights Agreement or as an inducement to enter into this Investor Rights Agreement), may be made only against the Persons that are expressly identified as parties hereto, as applicable; and no past, present or future direct or indirect director, officer, employee, incorporator, member, partner, stockholder, Affiliate, portfolio company in which any such Party or any of its investment fund Affiliates have made a debt or equity investment (and vice versa), agent, attorney or representative of any Party hereto (including any Person negotiating or executing this Investor Rights Agreement on behalf of a Party hereto), unless a Party to this Investor Rights Agreement, shall have any liability or obligation with respect to this Investor Rights Agreement or with respect any claim or cause of action (whether in contract or tort) that may arise out of or relate to this Investor Rights Agreement, or the negotiation, execution or performance of this Investor Rights Agreement (including a representation or warranty made in or in connection with this Investor Rights Agreement or as an inducement to enter into this Investor Rights Agreement).

Section 5.16 Legends. Without limiting the obligations of PubCo set forth in Section 3.11, each of the Holders acknowledges that (i) no Transfer, hypothecation or assignment of any Registrable Securities Beneficially Owned by such Holder may be made except in compliance with applicable federal and state

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securities Laws and (ii) PubCo shall (x) place customary restrictive legends on the certificates or book entries representing the Registrable Securities subject to this Investor Rights Agreement and (y) remove such restrictive legends at the time the applicable Transfer and other restrictions contemplated thereby are no longer applicable to the Registrable Securities represented by such certificates or book entries.

Section 5.17 Adjustments. If there are any changes in the Common Stock as a result of stock split, stock dividend, combination or reclassification, or through merger, consolidation, recapitalization or other similar event, appropriate adjustment shall be made in the provisions of this Investor Rights Agreement, as may be required, so that the rights, privileges, duties and obligations under this Investor Rights Agreement shall continue with respect to the Common Stock as so changed.

Section 5.19 Joint Negotiation and Drafting. The Parties hereto have participated jointly in the negotiation and drafting of this Investor Rights Agreement. In the event an ambiguity or question of intent or interpretation arises, this Investor Rights Agreement will be construed as if drafted jointly by the Parties hereto and no presumption or burden of proof will arise favoring or disfavoring any Party hereto by virtue of the authorship of any of the provisions of this Investor Rights Agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the Parties has duly executed this Investor Rights Agreement as of the Effective Date.

PUBCO:

GIGCAPITAL4, INC.

By: Dr. Avi Katz
Title: Chief Executive Officer

SPONSOR:

GIGACQUISTION4, LLC

By: Dr. Avi Katz
Title: President and Chief Executive Officer

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PARTNER:

BBAI ULTIMATE HOLDINGS, LLC

By:
Name: Jeff Hart
Title: Vice President and Secretary

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UNDERWRITER REPRESENTATIVES:

OPPENHEIMER & CO. INC.

By: Peter Bennett
Title: Managing Director, Head of ECM

NOMURA SECURITIES INTERNATIONAL, INC.

By: James Chenard
Title: Managing Director

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Acknowledged and agreed for purposes of Section 3.14:

Brad Weightman

Dorothy D. Hayes

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Exhibit A

Form of Joinder

This Joinder (this “Joinder”) to the Investor Rights Agreement, made as of [    ], is between [    ] (“Transferor”) and [    ] (“Transferee”).

WHEREAS, as of the date hereof, Transferee is acquiring [    ] Registrable Securities (the “Acquired Interests”) from Transferor;

WHEREAS, Transferor is a party to that certain Investor Rights Agreement, dated as of June 4, 2021, among GigCapital4, Inc., a Delaware corporation ( “PubCo”) and the other persons party thereto (the “Investor Rights Agreement”); and

WHEREAS, Transferee is required, at the time of and as a condition to such Transfer, to become a party to the Investor Rights Agreement by executing and delivering this Joinder, whereupon such Transferee will be treated as a Party (with the same rights and obligations as the Transferor) for all purposes of the Investor Rights Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

Section 1.1    Definitions. To the extent capitalized words used in this Joinder are not defined in this Joinder, such words shall have the respective meanings set forth in the Investor Rights Agreement.

Section 1.2    Acquisition. The Transferor hereby Transfers to the Transferee all of the Acquired Interests.

Section 1.3    Joinder. Transferee hereby acknowledges and agrees that (a) such Transferee has received and read the Investor Rights Agreement, (b) such Transferee is acquiring the Acquired Interests in accordance with and subject to the terms and conditions of the Investor Rights Agreement and (c) such Transferee will be treated as a Party (with the same rights and obligations as the Transferor) for all purposes of the Investor Rights Agreement.

Section 1.4    Notice. Any notice, demand or other communication under the Investor Rights Agreement to Transferee shall be given to Transferee at the address set forth on the signature page hereto in accordance with Section 5.6 of the Investor Rights Agreement.

Section 1.5    Governing Law. This Joinder shall be governed by and construed in accordance with the law of the State of Delaware.

Section 1.6    Counterparts; Electronic Delivery. This Joinder may be executed and delivered in one or more counterparts, by fax, email or other electronic transmission, each of which shall be deemed an original and all of which shall be considered one and the same agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Joinder or any document to be signed in connection with this Joinder shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

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IN WITNESS WHEREOF, this Joinder has been duly executed and delivered by the parties as of the date first above written.

[TRANSFEROR]

By:
Name:
Title:

[TRANSFEREE]

By:
Name:
Title:

Address for notices:

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EXHIBIT D

FORM OF VOTING AND SUPPORT AGREEMENT

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VOTING AND SUPPORT AGREEMENT

This VOTING AND SUPPORT AGREEMENT (this “Agreement”) is entered into this 4th day of June, 2021, by and among BBAI Ultimate Holdings, LLC, a Delaware limited liability company (“Holdings”), BigBear.ai Holdings, LLC, a Delaware limited liability company (“BigBear” and, together with Holdings, the “BigBear Parties”), and the undersigned Holder (“Holder”). Defined terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Merger Agreement (as defined below).

WHEREAS, as of the date hereof, Holder “beneficially owns” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) and has the sole power to dispose of (or sole power to cause the disposition of), and the sole power to vote (or sole power to direct the voting of), as applicable, the number of shares of common stock, par value $0.0001 per share (“Common Stock”) of GigCapital4, Inc., a Delaware corporation (the “Issuer”) (collectively, the “Acquiror Shares”), set forth on Holder’s signature page hereto (such Acquiror Shares, together with any other Acquiror Shares acquired by Holder or with respect to which Holder otherwise becomes entitled to exercise voting power during the Restricted Period, including any shares of Common Stock issued upon the exercise of any warrants of the Issuer, the “Covered Shares”); and

WHEREAS, the Issuer, Holdings, BigBear and the other parties named therein will, immediately following the execution of this Agreement, enter into that certain Agreement and Plan of Merger, dated as of June 4, 2021 (as amended, modified, supplemented or waived from time to time in accordance with its terms, the “Merger Agreement”), pursuant to which, inter alia, a direct, wholly owned subsidiary of the Issuer will be merged with and into BigBear, with BigBear continuing as the surviving corporation and becoming thereby a wholly-owned subsidiary of the Issuer (the “First Merger”), and immediately thereafter BigBear will be merged with and into Issuer, with Issuer continuing as the surviving corporation (the “Second Merger”), on the terms and subject to the conditions set forth therein (the First Merger and the Second Merger, together the “Mergers,” and with the other transactions contemplated by the Merger Agreement, the “Transactions”).

WHEREAS, in connection with the Transactions, certain other “accredited investors” (as such term is defined in Rule 501 under the Securities Act of 1933, as amended have entered into voting and support agreements with the Issuer.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Voting Agreement; Proxy.

1.1 Voting Agreement. Holder hereby unconditionally and irrevocably agrees that, during the period from the date hereof through the date on which this Agreement terminates in accordance with Section 5 (such period, the “Restricted Period”), at any duly called extraordinary general meeting of the stockholders of the Issuer (or any adjournment or postponement thereof) (the “Special Meeting”), and in any action by written consent of the stockholders of the Issuer requested by the Issuer’s board of directors or undertaken as contemplated by the Transactions, Holder shall, if a meeting is held, appear at the meeting, in person or by proxy, or otherwise cause all of its Covered Shares to be counted as present thereat for purposes of establishing a quorum, and it shall vote or consent (or cause to be voted or consented) (which shall include, for the avoidance of doubt, any consent in writing (to the extent applicable)), in person or by proxy, all of its Covered Shares (i) in favor of the adoption of the Merger Agreement and approval of the Transactions (including the Mergers), (ii) in favor of the issuance of the Notes in connection with the First Merger and the Note Financing pursuant to the Note Subscription Agreements (including as required under Nasdaq), (iii) in favor of the amendment and restatement of the Certificate of Incorporation in the form of the Acquiror Charter attached as Exhibit A to the Merger Agreement, (iv) in favor of the approval of the adoption of the Management Equity Plans, (v) in favor of any other proposals the parties to the Merger Agreement agree are necessary or desirable to consummate the Transactions, (vi) against any action, proposal, transaction or agreement that would reasonably be expected to result in a breach of any representation, warranty, covenant, obligation or agreement of the Issuer contained in

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the Merger Agreement, (vii) in favor of the other Acquiror Stockholder Matters, (viii) for any proposal to adjourn or postpone the applicable Special Meeting to a later date if (and only if) there are not sufficient votes for approval of the Merger Agreement and the other Acquiror Stockholder Matters on the dates on which such meetings are held, and (ix) except as set forth in the proxy statement of Acquiror in connection with the Transactions (the “Proxy Statement”), against the following actions or proposals: (A) any Business Combination Proposal or any proposal in opposition to approval of the Merger Agreement or in competition with or inconsistent with the Merger Agreement; and (B) (1) any change in the present capitalization of the Issuer or any amendment of the Certificate of Incorporation, except to the extent expressly contemplated by the Merger Agreement, (2) any liquidation, dissolution or other change in the Issuer’s corporate structure or business, (3) any action, proposal, transaction or agreement that would result in a breach in any material respect of any covenant, representation or warranty or other obligation or agreement of Holder under this Agreement, or (4) any other action or proposal involving the Issuer or any of its subsidiaries that is intended, or would reasonably be expected, to prevent, impede, interfere with, delay, postpone or adversely affect the Transactions. The obligations of Holder specified in this Section 1.1 shall apply whether or not the First Merger, Second Merger, any of the Transactions or any action described above is recommended by the Issuer’s board of directors. If the Holder is the beneficial owner, but not the registered holder, of the Covered Shares, Holder agrees to take all actions necessary or requested by BigBear to cause the registered holder and any nominees to vote all of the Covered Shares in accordance with the terms of this Agreement.

1.2 Irrevocable Proxy. Holder hereby revokes any and all other proxies, consents or powers of attorney in respect of any Covered Shares and agrees that, during the period commencing on the date hereof and ending on the date this Agreement terminates in accordance with Section 5, Holder hereby irrevocably appoints BigBear or any individual designated by BigBear as Holder’s agent, attorney-in-fact and proxy (with full power of substitution and resubstitution), for and in the name, place and stead of Holder, to vote (or cause to be voted) Holder’s Covered Shares, in the manner set forth in Section 1.1, at any meeting of the stockholders of the Issuer, however called, or in connection with any written consent of the stockholders of the Issuer. The power of attorney granted by Holder hereunder is a durable power of attorney coupled with an interest and, if Holder is an individual, shall survive the death, incapacity, illness, bankruptcy, dissolution or other inability to act of Holder. With respect to Covered Shares as to which Holder is the beneficial owner but not the holder of record, Holder shall cause any holder of record of such Covered Shares to grant to BigBear or any individual designated by BigBear a proxy to the same effect as that described in this Section 1.2. The exercise of the foregoing proxy shall not relieve Holder from any liability hereunder for failing to comply with the terms of this Agreement. Holder hereby affirms that the proxy set forth in this Section 1.2 is irrevocable, is coupled with an interest sufficient in Law to support an irrevocable proxy, and is granted in consideration of the BigBear Parties entering into the Merger Agreement; provided, that, for the avoidance of doubt, the proxy set forth in this Section 1.2 shall terminate automatically upon termination of this Agreement. The vote of the proxyholder shall control in any conflict between the vote by the proxyholder of Holder’s Covered Shares and a vote by Holder of Holder’s Covered Shares.

2. No Redemption. Holder hereby unconditionally and irrevocably agrees that during the Restricted Period, Holder shall not, and shall cause its controlled Affiliates not to, elect to redeem or tender or submit for redemption the Holder’s Covered Shares pursuant to or in connection with the Acquiror Stockholder Redemption or otherwise in connection with the Transactions.

3. Representations, Warranties and Agreements.

3.1 Holder’s Representations, Warranties and Agreements. Holder hereby represents and warrants to the BigBear Parties and acknowledges and agrees with the BigBear Parties as follows:

3.1.1 If Holder is not an individual, Holder has been duly formed or incorporated and is validly existing in good standing under the laws of its jurisdiction of incorporation or formation, with power and authority to enter into, deliver and perform its obligations under this Agreement. If Holder is an individual, Holder has the authority to enter into, deliver and perform its obligations under this Agreement.

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3.1.2 If Holder is not an individual, this Agreement has been duly authorized, validly executed and delivered by Holder. If Holder is an individual, the signature on this Agreement is genuine, and Holder has legal competence and capacity to execute the same. This Agreement is enforceable against Holder in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

3.1.3 The execution, delivery and performance by Holder of this Agreement and the consummation of the transactions contemplated herein do not and will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon Holder’s Covered Shares or any other property or assets of Holder or any of its subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Holder or any of its subsidiaries is a party or by which Holder or any of its subsidiaries is bound or to which Holder’s Covered Shares or any other property or assets of Holder or any of its subsidiaries is subject, which would reasonably be expected to have a material adverse effect on the legal authority of Holder to enter into and timely perform its obligations under this Agreement (a “Holder Material Adverse Effect”), (ii) if Holder is not an individual, result in any violation of the provisions of the organizational documents of Holder or any of its subsidiaries or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Holder or any of its subsidiaries or any of their respective properties that would reasonably be expected to have a Holder Material Adverse Effect.

3.1.4 Holder’s signature page hereto sets forth the number of Covered Shares over which Holder has beneficial ownership as of the date hereof. As of the date hereof, Holder is the legal and beneficial owner of the Covered Shares denoted as being owned by Holder on the signature page hereto and has the sole power to vote (or sole power to direct the voting of) such Covered Shares. Holder acknowledges and represents that (a) the dispositive and voting power over the Covered Shares beneficially owned by Holder is held by a single Person, (b) such Person has the sole power to dispose of (or sole power to cause the disposition of) and the sole power to vote (or sole power to direct the voting of) all Covered Shares beneficially owned by Holder, and (c) no other Person has any power to dispose of (or to cause the disposition of) or to vote (or to direct the voting of) any Covered Shares (other than, for the avoidance of doubt, BigBear or its designated individual pursuant to Section 1.2). Holder has good and valid title to the Covered Shares denoted as being owned by Holder on the signature page hereto, free and clear of any and all Liens other than those created or permitted by this Agreement, those imposed by applicable law, including federal and state securities laws, and those disclosed in the public securities filings of the Issuer, and are not subject to any preemptive or similar rights. There are no claims for finder’s fees or brokerage commission or other like payments in connection with this Agreement or the transactions contemplated hereby payable by Holder pursuant to arrangements made by Holder. Except for the Covered Shares denoted on the signature page hereto, as of the date of this Agreement, Holder is not a beneficial owner or record holder of any (i) equity securities of the Issuer, (ii) securities of the Issuer having the right to vote on any matters on which the holders of equity securities of the Issuer may vote or which are convertible into or exchangeable for, at any time, equity securities of the Issuer, or (iii) options or other rights to acquire from the Issuer any equity securities or securities convertible into or exchangeable for equity securities of the Issuer except as contemplated by the Transaction Agreements or as disclosed in the public securities filings of the Issuer.

3.1.5 Holder acknowledges and represents that Holder has received such information as Holder deems necessary in order to make an investment decision with respect to the Covered Shares and to enter into this Agreement, including with respect to the Issuer, Holdings, BigBear and the Transactions. Without limiting the generality of the foregoing, Holder has not relied on any statements or other information provided by the Issuer or any BigBear Party in making its decision to enter into, deliver and perform its obligations under this Agreement. Holder further acknowledges that there have been no representations, warranties, covenants or agreements made to Holder by Holdings, BigBear or any of their respective officers or directors, expressly or by

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implication, other than those representations, warranties, covenants and agreements expressly set forth in this Agreement. Holder acknowledges that the agreements contained herein with respect to the Covered Shares held by Holder are irrevocable prior to the termination of this Agreement pursuant to Section 5.

3.1.6 Except as expressly disclosed in a Schedule 13D or Schedule 13G (or amendments thereto) filed by Holder with the SEC with respect to the beneficial ownership of the Issuer’s Common Stock, Holder is not currently (and at all times through Closing will refrain from being or becoming) a member of a “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of equity securities of the Issuer (within the meaning of Rule 13d-5(b)(1) under the Exchange Act) (but in any event without restriction on Sponsor’s ability to enter into the Investor Rights Agreement or perform its obligations or exercise its rights thereunder).

3.1.7 Holder understands and acknowledges that the BigBear Parties are entering into the Merger Agreement in reliance upon the execution and delivery of this Agreement by Holder and in reliance on the acknowledgements, understandings, agreements, representations and warranties of Holder contained in this Agreement.

3.1.8 Holder (i) has not entered into any voting agreement or voting trust with respect to Holder’s Covered Shares inconsistent with Holder’s obligations pursuant to this Agreement, (ii) has not granted a proxy, a consent or power of attorney with respect to Holder’s Covered Shares and (iii) has not entered into any agreement or taken any action that would make any representation or warranty of Holder contained herein untrue or incorrect in any material respect or prevent the Holder from performing any of its obligations under this Agreement.

3.1.9 There is no Action pending against Holder or, to the knowledge of Holder, threatened against Holder that challenges the beneficial or record ownership of Holder’s Covered Shares, the validity of this Agreement or the performance by Holder of its obligations under this Agreement.

3.1.10 As of the date hereof, (i) neither Holder nor any of its Affiliates owns, directly or indirectly, any equity interests or any other interests exercisable or convertible into any equity interests of any Person engaged in any business that is competitive with BigBear and its Subsidiaries (a “Competing Business”) and (ii) neither Holder nor any of its Affiliates is party to any contract, agreement or arrangement to acquire any equity interests or other interests exercisable or convertible into any equity interests of any Competing Business; provided, that, for the purposes of this Section 3.1.10 such equity interests or any other interests exercisable or convertible into any equity interests shall not include any passive investment (in the ordinary course of business and not with the purpose nor with the effect of changing or influencing the control of the Issuer, nor in connection with or as a participant in any transaction having such purpose or effect) of less than 2%, in the aggregate, of the outstanding shares or capital stock, as applicable of any class of any corporation that is traded on a nationally recognized securities exchange or inter-dealer quotation system (or its equivalent in any foreign jurisdiction).

3.2 Representations, Warranties and Agreements of the BigBear Parties. The BigBear Parties hereby represent and warrant to Holder and acknowledge and agree with Holder as follows:

3.2.1 Each BigBear Party is duly organized and validly existing under the laws of its jurisdiction of formation, with limited liability company power and authority to enter into, deliver and perform its obligations under this Agreement.

3.2.2 This Agreement has been duly authorized, executed and delivered by the BigBear Parties and is enforceable against the BigBear Parties in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally and (ii) principles of equity, whether considered at law or equity.

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3.2.3 The execution, delivery and performance of this Agreement (including compliance by the BigBear Parties with all of the provisions hereof) and the consummation of the transactions contemplated herein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any other property or assets of any BigBear Party or any of its subsidiaries pursuant to the terms of any material indenture, mortgage, deed of trust, loan agreement, lease, license or other material agreement or instrument to which such BigBear Party or any of its subsidiaries is a party or to which such BigBear Party’s other property or assets or any of its subsidiaries is subject, which would reasonably be expected to have a material adverse effect on the legal authority of such BigBear Party to enter into and timely perform its obligations under this Agreement, (ii) result in any violation of the provisions of the organizational documents of any BigBear Party, as applicable or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over any BigBear Party or any of its properties, as applicable, that would reasonably be expected to impair any BigBear Party’s ability to perform its obligations under this Agreement in any material respect.

4. Additional Covenants.

4.1 Holder agrees that, during the Restricted Period, except as contemplated by the Merger Agreement and the Transactions, it shall not, and shall cause its Affiliates not to, without BigBear’s prior written consent (which consent may be given or withheld by BigBear in its sole discretion): (i) offer for sale, sell (including short sales), transfer, tender, pledge, convert, encumber, assign or otherwise dispose of (including by gift, merger, tendering into any tender offer or exchange offer or otherwise) (collectively, a “Transfer”), or enter into any contract, option, derivative, hedging or other agreement or arrangement or understanding (including any profit-sharing arrangement) with respect to, or consent to, a Transfer of, any or all of the Covered Shares or any interest in the Covered Shares; (ii) grant any proxies or powers of attorney with respect to any or all of the Covered Shares (except in connection with voting by proxy at a meeting of stockholders of the Issuer as contemplated by Section 1 of this Agreement); or (iii) permit to exist any Lien with respect to any or all of the Covered Shares other than those created by this Agreement; provided, that any Lien with respect to Covered Shares that would not prevent, impair or delay Holder’s ability to comply with the terms and conditions of this Agreement shall be permitted and will not be deemed to violate the restrictions contained above. Notwithstanding the foregoing, this Section 4.1 shall also not prohibit a Transfer of Covered Shares by Holder to an Affiliate of Holder; provided, that such Transfer shall be permitted only if, prior to or in connection with such Transfer, the transferee agrees in writing, reasonably satisfactory in form and substance to BigBear, to assume all of the obligations of Holder hereunder and to be bound by the terms of this Agreement. Any transfer in violation of this Section 4.1 shall be null and void ab initio.

4.2 In the event of a share dividend or distribution, or any change in the Covered Shares by reason of any share dividend or distribution, sub-division, recapitalization, combination, conversion, exchange of shares or the like, the term “Covered Shares” shall be deemed to refer to and include the Covered Shares as well as all such share dividends and distributions and any securities into which or for which any or all of the Covered Shares may be changed or exchanged or which are received in such transaction. Holder agrees, while this Agreement is in effect, to notify BigBear promptly in writing (including by e-mail) of the number of any additional Covered Shares acquired by Holder, if any, after the date hereof.

4.3 Holder agrees, while this Agreement is in effect, not to take or agree or commit to take any action that would make any representation and warranty of Holder contained in this Agreement inaccurate in any material respect or have the effect of preventing or disabling Holder from performing its obligations under this Agreement.

4.4 Standstill Obligations. Holder covenants and agrees that, during the Restricted Period:

4.4.1 Holder shall not take, nor shall any of its Affiliates or Representatives take, whether directly or indirectly, any action intended to solicit, initiate or knowingly encourage, or any action to continue or engage

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in discussions or negotiations with, any Person (other than the BigBear Parties and/or any of their Affiliates or Representatives), concerning, relating to or which is intended or is reasonably likely to give rise to or result in, a Business Combination Proposal in respect of the Issuer other than with the BigBear Parties and their respective Affiliates and Representatives. If Holder or any of its Affiliates or Representatives receives any inquiry or proposal regarding a Business Combination Proposal in respect of the Issuer, then Holder shall promptly notify such Person indicating only that it is subject to an exclusivity agreement that prohibits it from considering such inquiry or proposal and, in such event, Holder shall also promptly notify BigBear of such facts and circumstances (provided that Sponsor shall not be obligated to provide such notice in violation of any obligation of confidentiality owed to any third party as of the date hereof or any Law). Holder shall, and shall cause its Affiliates and Representatives to, immediately cease any and all existing discussions or negotiations with any Person (other than the BigBear Parties and/or any of their Affiliates or Representatives) conducted prior to the date hereof with respect to, or which is reasonably likely to give rise to or result in, a Business Combination Proposal in respect of the Issuer.

4.4.2 Holder shall not, nor shall Holder act in concert with any Person (other than the BigBear Parties and their Affiliates and Representatives or as otherwise contemplated by this Agreement, the Investor Rights Agreement or the Merger Agreement) to make, or in any manner participate in, directly or indirectly, a “solicitation” of “proxies” or consents (as such terms are used in the proxy solicitation rules of the SEC) or powers of attorney or similar rights to vote, or seek to advise or influence any person with respect to the voting of, any Covered Shares in connection with any vote or other action with respect to the Acquiror Stockholder Matters, other than to recommend that stockholders of the Issuer vote in favor of approval of the Merger Agreement and the other Acquiror Stockholder Matters (and otherwise as expressly provided by Section 1).

4.4.3 Holder shall not, nor shall Holder act in concert with any person to, deposit following the execution and delivery of this Agreement any of the Covered Shares in a voting trust or subject any of the Covered Shares to any arrangement or agreement with any person with respect to the voting of the Covered Shares, except as provided by Section 1.

4.5 Stop Transfers. Holder agrees with, and covenants to, the BigBear Parties that Holder shall not request that the Issuer register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any Covered Shares during the term of this Agreement without the prior written consent of BigBear, in its sole discretion, other than pursuant to a transfer permitted by Section 4.1. Holder hereby authorizes and instructs Issuer to instruct Issuer’s transfer agent to enter a stop transfer order with respect to all of the Covered Shares subject to the provisions of this Agreement; provided, that any such stop transfer order will immediately be withdrawn and terminated by Issuer following termination of this Agreement.

4.6 No Inconsistent Agreements. Holder hereby covenants and agrees that, except for this Agreement, Holder shall not, at any time while this Agreement remains in effect, (i) enter into any voting agreement or voting trust with respect to Holder’s Covered Shares inconsistent with Holder’s obligations pursuant to this Agreement, (ii) grant a proxy, a consent or power of attorney with respect to Holder’s Covered Shares (except in connection with voting by proxy at a meeting of stockholders of the Issuer as contemplated by Section 1 of this Agreement) or (iii) enter into any agreement or taken any action that would make any representation or warranty of Holder contained herein untrue or incorrect in any material respect or have the effect of preventing Holder from performing any of its obligations under this Agreement.

4.7 Non-Circumvention. Each party hereto agrees that it shall not, and shall cause its Affiliates not to, indirectly accomplish that which it is not expressly permitted to accomplish directly under this Agreement pursuant to provisions of this Agreement that have not been terminated pursuant to Section 5.

5. Termination. This Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of (i) the First Effective Time, (ii) such date and time as the Merger Agreement is validly terminated in accordance with its terms and (iii) upon the mutual written agreement of each

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of the parties hereto to terminate this Agreement; provided, that nothing herein will relieve any party from liability for any willful and material breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. Notwithstanding anything to the contrary herein, the provisions of this Section 5 and Sections 6 and 7 shall survive the termination of this Agreement.

6. No Recourse. Notwithstanding anything to the contrary contained herein or otherwise, but without limiting any provision in the Merger Agreement or any other Transaction Agreement, this Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement or the transactions contemplated hereby, may only be made against the entities and Persons that are expressly identified as parties to this Agreement in their capacities as such and no former, current or future shareholders or stockholders, equity holders, controlling persons, directors, officers, employees, general or limited partners, members, managers, agents or affiliates of any party hereto, or any former, current or future direct or indirect shareholder or stockholder, equity holder, controlling person, director, officer, employee, general or limited partner, member, manager, agent or affiliate of any of the foregoing (each, a “Non-Recourse Party”) shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, the transactions contemplated hereby or in respect of any oral representations made or alleged to be made in connection herewith. Without limiting the rights of any party against the other parties hereto, in no event shall any party or any of its affiliates seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages from, any Non-Recourse Party.

7. Miscellaneous.

7.1 Additional Agreements.

7.1.1 The parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the transactions contemplated by this Agreement.

7.1.2 Holder acknowledges that Holdings, BigBear and others will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Agreement.

7.1.3 Each of Holder, Holdings and BigBear is entitled to rely upon this Agreement and is irrevocably authorized to produce this Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

7.1.4 Each party shall pay all of its own expenses in connection with this Agreement and the transactions contemplated herein.

7.1.5 Each party shall take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable to consummate the transactions contemplated by this Agreement at the times and on the terms and conditions described herein .

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7.2 Notices. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed or sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (i) when so delivered personally, (ii) when sent, with no mail undeliverable or other rejection notice, if sent by email, or (iii) three (3) Business Days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:

(i) If to any BigBear Party:

BigBear.ai Holdings, LLC

c/o AE Industrial Partners, LP

2500 N. Military Trail, Suite 470

Boca Raton, FL 33431

Attention: Michael Greene and Kirk Konert

Email: [***]

with a copy (which shall not constitute notice) to:

AE Industrial Partners, LP

2500 N. Military Trail, Suite 470

Boca Raton, FL 33431

Attention: Michael Greene, Kirk Konert and Jeff Hart

Email: [***]

and

Kirkland & Ellis LLP

300 N. LaSalle

Chicago, IL 60654

Attention: Jeremy S. Liss, P.C., Douglas C. Gessner, P.C., Tim Cruickshank P.C.,

Matthew S. Arenson, P.C., and Jeffrey P. Swatzell

Email: jeremy.liss@kirkland.com, douglas.gessner@kirkland.com,

tim.cruickshank@kirkland.com, marenson@kirkland.com, and

jeffrey.swatzell@kirkland.com

(ii) If o Holder, to such address or addresses set forth on the signature page hereto.

7.3 Entire Agreement. This Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof, including any commitment letter(s) entered into relating to the subject matter hereof.

7.4 Modifications and Amendments. This Agreement may not be amended, modified, supplemented or waived except by an instrument in writing, signed by all parties hereto; provided that any provision of this Agreement may be waived, in whole or in part, by a party on such party’s own behalf without the prior consent of any other party.

7.5 Assignment. Except for transfers permitted by Section 4.1, neither this Agreement nor any rights, interests or obligations that may accrue to the parties hereunder may be transferred or assigned without the prior written consent of each of the other parties hereto.

7.6 Benefit.

7.6.1 Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and

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permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns. This Agreement shall not confer rights or remedies upon any person other than the parties hereto and their respective successors and assigns.

7.6.2 Holder acknowledges and agrees that (i) this Agreement is being entered into in order to induce each of Holdings and BigBear to execute and deliver the Merger Agreement and without the representations, warranties, covenants and agreements of Holder hereunder, each of Holdings and BigBear would not enter into the Merger Agreement, (ii) each representation, warranty, covenant and agreement of Holder hereunder is being made for the benefit of Holdings and BigBear, and (iii) each of Holdings and BigBear may directly enforce (including by an action for specific performance, injunctive relief or other equitable relief) each of the covenants and agreements of Holder under this Agreement.

7.7 Governing Law. This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby, shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of Laws of another jurisdiction.

7.8 Consent to Jurisdiction; Waiver of Jury Trial. The parties hereto hereby agree and consent to be subject to the exclusive jurisdiction of the Court of Chancery of the State of Delaware or, to the extent such court declines jurisdiction, first to any federal court, or second, to any state court, each located in Wilmington, Delaware, to the exclusion of other courts, and hereby waive the right to assert the lack of personal or subject matter jurisdiction or improper venue in connection with any such suit, action or other proceeding. In furtherance of the foregoing, each of the parties hereto (a) waives the defense of inconvenient forum, (b) agrees not to commence any suit, action or other proceeding arising out of this Agreement or any transactions contemplated hereby other than in any such court, and (c) agrees that a final judgment in any such suit, action or other proceeding shall be conclusive and may be enforced in other jurisdictions by suit or judgment or in any other manner provided by Law. Nothing herein contained shall be deemed to affect the right of any Party to serve process in any manner permitted by Law or to commence legal proceedings or otherwise proceed against any other party in any other jurisdiction, in each case, to enforce judgments obtained in any Action brought pursuant to this Section 7.8. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION BASED UPON, ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. Without limiting the foregoing, each party hereto hereby agrees that service of process upon such party in any action or proceeding contemplated by this Section 7.8 shall be effective if notice is given in accordance with Section 7.2.

7.9 Severability. If any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

7.10 No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

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7.11 Remedies.

7.11.1 The parties agree that Holdings and BigBear would suffer irreparable damage if this Agreement was not performed or the Closing is not consummated in accordance with its specific terms or was otherwise breached and that money damages or other legal remedies would not be an adequate remedy for any such damage. It is accordingly agreed that Holdings and BigBear shall be entitled to equitable relief, including in the form of an injunction or injunctions, to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, including Holder’s obligations to vote its Covered Shares as provided in this Agreement, without proof of actual damages or the inadequacy of monetary damages as a remedy, in an appropriate court of competent jurisdiction as set forth in Section 7.8, this being in addition to any other remedy to which any party is entitled at law or in equity, including money damages. The right to specific enforcement shall include the right of Holdings or BigBear to cause Holder to cause the transactions contemplated hereby to be consummated on the terms and subject to the conditions and limitations set forth in this Agreement. The parties hereto further agree (i) to waive any requirement for the security or posting of any bond in connection with any such equitable remedy, (ii) not to assert that a remedy of specific enforcement pursuant to this Section 7.11 is unenforceable, invalid, contrary to applicable law or inequitable for any reason and (iii) to waive any defenses in any action for specific performance, including the defense that a remedy at law would be adequate.

7.11.2 The parties acknowledge and agree that this Section 7.11 is an integral part of the transactions contemplated hereby and without that right, the parties hereto would not have entered into this Agreement.

7.11.3 In any dispute arising out of or related to this Agreement, or any other agreement, document, instrument or certificate contemplated hereby, or any transactions contemplated hereby or thereby, the applicable adjudicating body shall award to the prevailing party, if any, the costs and attorneys’ fees reasonably incurred by the prevailing party in connection with the dispute and the enforcement of its rights under this Agreement or any other agreement, document, instrument or certificate contemplated hereby and, if the adjudicating body determines a party to be the prevailing party under circumstances where the prevailing party won on some but not all of the claims and counterclaims, the adjudicating body may award the prevailing party an appropriate percentage of the costs and attorneys’ fees reasonably incurred by the prevailing party in connection with the adjudication and the enforcement of its rights under this Agreement or any other agreement, document, instrument or certificate contemplated hereby or thereby.

7.12 Survival of Representations and Warranties. None of the representations and warranties made by the parties hereto in this Agreement shall survive the Closing.

7.13 No Broker or Finder. Holder represents and warrants to the BigBear Parties that no broker, finder or other financial consultant has acted on its behalf in connection with this Agreement or the transactions contemplated hereby in such a way as to create any liability on a BigBear Party. Holder agrees to indemnify and save each BigBear Party harmless from any claim or demand for commission or other compensation by any broker, finder, financial consultant or similar agent claiming to have been employed by or on behalf of a BigBear Party and to bear the cost of legal expenses incurred in defending against any such claim.

7.14 Headings and Captions. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

7.15 Counterparts. This Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered any form of electronic delivery, such

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signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

7.16 Construction. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The word “or” shall be disjunctive but not exclusive. The parties hereto intend that each representation, warranty, and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party has not breached will not detract from or mitigate the fact that such party is in breach of the first representation, warranty, or covenant.

7.17 Mutual Drafting. This Agreement is the joint product of the parties hereto and each provision hereof has been subject to the mutual consultation, negotiation and agreement of the parties hereto and shall not be construed for or against any party.

7.18 Consent to Disclosure. Holder hereby consents to the publication and disclosure in the Proxy Statement (and, as and to the extent otherwise required by the federal securities laws or the SEC or any other securities authorities, any other documents or communications provided or filed by the Issuer, Holdings or BigBear to or with any Governmental Authority or to securityholders of the Issuer) of Holder’s identity and beneficial ownership of Covered Shares and the nature of Holder’s commitments, arrangements and understandings under and relating to this Agreement and, if deemed appropriate by the Issuer, Holdings or BigBear, a copy of this Agreement. Holder will promptly provide any information reasonably requested by the Issuer, Holdings or BigBear for any regulatory application or filing made or approval sought in connection with the Transactions (including filings with the SEC).

7.19 No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in any BigBear Party any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares.

7.20 Certificates. Promptly following the date of this Agreement, Holder shall advise the Issuer’s transfer agent in writing that Holder’s Covered Shares are subject to the restrictions set forth herein and, in connection herewith, provide the Issuer’s transfer agent in writing with such information as is reasonable to ensure compliance with such restrictions.

7.21 No Partnership, Agency or Joint Venture. This Agreement is intended to create a contractual relationship among Holder and the BigBear Parties, and is not intended to create, and does not create, any agency, partnership, joint venture or any like relationship between or among the parties.

[Signature Page Follows]

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IN WITNESS WHEREOF, each of Holdings, BigBear and Holder has executed or caused this Voting and Support Agreement to be executed by its duly authorized representative as of the date set forth below.

HOLDINGS

BBAI ULTIMATE HOLDINGS, LLC

By:
Name: Jeff Hart
Title: Vice President and Secretary

Signature Page to Voting and Support Agreement

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BIGBEAR

BIGBEAR.AI HOLDINGS, LLC

By:
Name: Jeff Hart
Title: Vice President and Secretary

Signature Page to Voting and Support Agreement

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HOLDER

GIGACQUISITIONS4, LLC

By:
Name:	Dr. Avi Katz
Title:	President and Chief Executive Officer

Acquiror Shares: 8,310,000

Notice Address:

GigAcquisitions4, LLC
1731 Embarcadero Rd., Suite 200
Palo Alto, CA 94303
Attention: Dr. Avi Katz, President and Chief Executive Officer

Email: [***]

with a copy to:

DLA Piper LLP (US)
555 Mission Street
Suite 2400
San Francisco, CA 94105
Attention: Jeffrey Selman; John Maselli

Email: jeffrey.selman@us.dlapiper.com; john.maselli@us.dlapiper.com

Signature Page to Voting and Support Agreement

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HOLDER

DOROTHY D. HAYES

By:
Title:	Strategic Advisor

Acquiror Shares: 10,000

Notice Address:
1731 Embarcadero Rd., Suite 200
Palo Alto, CA 94303

Email: [***]

with a copy to:

DLA Piper LLP (US)
555 Mission Street
Suite 2400
San Francisco, CA 94105
Attention: Jeffrey Selman; John Maselli

Email: jeffrey.selman@us.dlapiper.com; john.maselli@us.dlapiper.com

Signature Page to Voting and Support Agreement

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HOLDER

BRAD WEIGHTMAN

By:
Title:	VP and Chief Financial Officer

Acquiror Shares: 5000

Notice Address:
1731 Embarcadero Rd., Suite 200
Palo Alto, CA 94303

Email: [***]

with a copy to:

DLA Piper LLP (US)
555 Mission Street
Suite 2400
San Francisco, CA 94105
Attention: Jeffrey Selman; John Maselli

Email: jeffrey.selman@us.dlapiper.com; john.maselli@us.dlapiper.com

Signature Page to Voting and Support Agreement

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EXHIBIT E

FORM OF FIRST MERGER CERTIFICATE

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CERTIFICATE OF MERGER

OF

GIGCAPITAL4 MERGER SUB CORPORATION

(a Delaware corporation)

WITH AND INTO

BIGBEAR.AI HOLDINGS, LLC

(a Delaware limited liability company)

* * * * * * * * * *

In accordance with the provisions of §264 of the

General Corporation Law of the State of Delaware and

§18-209 of the Limited Liability Company Act of the State of Delaware

* * * * * * * * * *

BigBear.ai Holdings, LLC, a limited liability company duly organized and validly existing under and by virtue of the laws of the State of Delaware (the “Company”), desiring to merge GigCapital4 Merger Sub Corporation, a Delaware corporation, with and into itself, pursuant to the provisions of §264 of the General Corporation Law of the State of Delaware (the “DGCL”) and §18-209 of the Limited Liability Company Act of the State of Delaware (the “DLLCA”), DOES HEREBY CERTIFY as follows:

FIRST:    The name and state of organization of each constituent entity of the merger (the “Merger”) are as follows:

NAME	STATE OF ORGANIZATION

BigBear.ai Holdings, LLC	Delaware

GigCapital4 Merger Sub Corporation	Delaware

SECOND:    An Agreement and Plan of Merger (the “Plan of Merger”) has been approved, adopted, certified, executed and acknowledged by each constituent entity, in accordance with the requirements of §264(c) of the DGCL and §18-209(b) of the DLLCA.

THIRD:    The name of the surviving entity of the Merger is BigBear.ai Holdings, LLC, a Delaware limited liability company (the “Surviving Entity”).

FOURTH:    An executed copy of the Plan of Merger is on file at the principal place of business of the Surviving Entity, [    ], and a copy of the Plan of Merger shall be furnished by the Surviving Entity, upon request and without cost, to any stockholder of any constituent corporation or member of any constituent limited liability company.

FIFTH:    The Merger shall be effective immediately upon the filing of this Certificate of Merger with the Delaware Secretary of State.

*        *        *         *        *

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IN WITNESS WHEREOF, the undersigned, said limited liability company, has caused this Certificate of Merger to be signed by an authorized person this [    ] day of [    ], 2021.

BIGBEAR.AI HOLDINGS, LLC, a Delaware limited liability company

By:
Name:
Title:

Certificate of Merger of GigCapital4 Merger Sub Corporation (DE) with and into BigBear.ai Holdings, LLC (DE)

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EXHIBIT F

FORM OF SECOND MERGER CERTIFICATE

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CERTIFICATE OF MERGER

OF

BIGBEAR.AI HOLDINGS, LLC

(a Delaware limited liability company)

WITH AND INTO

GIGCAPITAL4, INC.

(a Delaware corporation)

* * * * * * * * * *

In accordance with the provisions of §264 of the

General Corporation Law of the State of Delaware and

§18-209 of the Limited Liability Company Act of the State of Delaware

* * * * * * * * * *

GigCapital4, Inc., a corporation duly organized and validly existing under and by virtue of the laws of the State of Delaware (the “Corporation”), desiring to merge BigBear.ai Holdings, LLC, a Delaware limited liability company, with and into itself, pursuant to the provisions of § 264 of the General Corporation Law of the State of Delaware (the “DGCL”) and § 18-209 of the Limited Liability Company Act of the State of Delaware (the “DLLCA”), DOES HEREBY CERTIFY as follows:

FIRST:    The name and state of organization of each constituent entity of the merger (the “Merger”) are as follows:

NAME	STATE OF ORGANIZATION

GigCapital4, Inc.	Delaware

BigBear.ai Holdings, LLC	Delaware

SECOND:    An Agreement and Plan of Merger (the “Plan of Merger”) has been approved, adopted, certified, executed and acknowledged by each constituent entity, in accordance with the requirements of §264(c) of the DGCL and §18-209(b) of the DLLCA.

THIRD:    The name of the surviving corporation of the Merger is GigCapital4, Inc., a Delaware corporation (the “Surviving Corporation”).

FOURTH:    The Certificate of Incorporation of the Corporation as in effect at the effective time of the Merger shall be the Certificate of Incorporation of the Surviving Corporation.

FIFTH:     An executed copy of the Plan of Merger is on file at the principal place of business of the Surviving Corporation, [    ], and a copy of the Plan of Merger will be furnished by the Surviving Corporation, upon request and without cost, to any stockholder of any constituent corporation or member of any constituent limited liability company.

SIXTH:    The Merger shall be effective immediately upon the filing of this Certificate of Merger with the Secretary of State of the State of Delaware.

*        *        *         *        *

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IN WITNESS WHEREOF, the undersigned, for the purpose of effectuating the Merger of the constituent entities, pursuant to the DGCL, under penalties of perjury does hereby declare and certify that this is the act and deed of the Corporation and the facts stated herein are true and accordingly has hereunto signed this Certificate of Merger this [    ] day of [    ], 2021.

GIGCAPITAL4, INC., a Delaware corporation

By:
Name:
Its:

Certificate of Merger (DE) - BigBear.ai Holdings, LLC with and into GigCapital4, Inc.

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EXHIBIT G

FORM OF SPONSOR AGREEMENT

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June 4, 2021

GigCapital4, Inc.

1731 Embarcadero Rd., Suite 200

Palo Alto, CA 94303

Oppenheimer & Co. Inc.

85 Broad Street

New York, New York 10004

Nomura Securities International, Inc.

Worldwide Plaza

309 West 49th Street

New York, New York

10019-7316

Re: Acknowledgement of Satisfaction of Certain Payments under Insider Letter

Ladies and Gentlemen:

Reference is made to that certain Letter Agreement between GigAcquisitions4, LLC, a Delaware limited liability company (“Sponsor”), Oppenheimer & Co. Inc. (“Oppenheimer”), Nomura Securities International, Inc. (“Nomura” and together with Oppenheimer, the “Underwriters”) and GigCapital4, Inc., a Delaware corporation (“Acquiror”), dated as of February 8, 2021 (the “Insider Letter), relating to an underwritten initial public offering of certain units of the Acquiror (the “IPO”). Capitalized terms used and not otherwise defined herein have the meanings ascribed to them in the Insider Letter.

Section 4 of the Insider Letter permits the Acquiror to make certain payments to the Sponsor, the Underwriters and their Affiliates. This letter agreement (this “Letter Agreement”), which constitutes the “Sponsor Agreement” contemplated by, and is being delivered to you in accordance with, the Agreement and Plan of Merger (the “Merger Agreement”), dated as of the date hereof, entered into by and among Acquiror, GigCapital4 Merger Sub Corporation, a Delaware corporation, BigBear.ai Holdings, LLC, a Delaware limited liability company (the “Company”), and BBAI Ultimate Holdings, LLC, a Delaware limited liability company (“Holdings”), addresses, among other things, the status of such payments in connection with the consummation of the Transactions (as defined in the Merger Agreement).

In order to induce the Company and Holdings to enter into the Merger Agreement, and to proceed with the Transactions, and in recognition of the benefit that such Transactions will confer upon the undersigned, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, notwithstanding anything to the contrary set forth in the Insider Letter, Sponsor hereby agrees with each of Acquiror, Oppenheimer and Nomura as follows:

1. Sponsor acknowledges and agrees that by its own terms, that certain Administrative Services Agreement, dated as of February 1, 2021 (the “Administrative Services Agreement”), between Acquiror and Sponsor’s Affiliate GigManagement, LLC (the “Management Company”), terminates upon the consummation of the Transactions, and as such, upon such termination and the payment on the Closing Date (as defined in the Merger Agreement) of all amounts then owed to the Management Company by Acquiror pursuant to the Administrative Services Agreement, neither the Management Company nor any other Affiliate of Sponsor shall continue to be entitled to receive payments pursuant to the Administrative Services Agreement following the consummation of the Transactions.

2. The promissory note referred to in paragraph 4(b) of the Insider Letter was repaid in full and extinguished upon the consummation of the IPO, and Acquiror has no further obligation or other liabilities thereunder.

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3. Upon payment to Sponsor on the Closing Date of any amounts owed to Sponsor by Acquiror for the reimbursement of out-of-pocket expenses incurred by Sponsor in connection with certain activities on behalf of Acquiror, such as (a) identifying and investigating possible business targets and business combinations, (b) advisory fees paid to directors on behalf of Acquiror pertaining to board committee service and extraordinary administrative and analytical services (it being acknowledged and agreed by the parties hereto, for the avoidance of doubt, that any such fees that are owed to such directors by Acquiror shall remain outstanding until paid by Acquiror in accordance with their terms), and (c) any amounts owed in respect of obligations pursuant to loans made by Sponsor or its Affiliates to finance transaction costs in connection with an intended Business Combination (collectively, the “Sponsor Expenses”), Acquiror shall owe no further Sponsor Expenses to Sponsor following the consummation of the Transactions.

4. Notwithstanding anything to the contrary set forth in Section 4(c) of the Insider Letter, Sponsor acknowledges and agrees that no portion of the Sponsor Expenses or any other loan made by Sponsor or any of its Affiliates to the Acquiror will be converted into equity securities of the Ultimate Surviving Corporation (as defined in the Merger Agreement).

5. Sponsor acknowledges and agrees that the Underwriters exercised the Over-Allotment Option in full, and as such, there was no forfeiture by Sponsor of any of its Founder Shares. Furthermore, Sponsor acknowledges that the size of the IPO was increased, and that as a result, the Acquiror effected a stock dividend immediately prior to the consummation of the IPO in such amounts as to maintain the ownership of the stockholders of Acquiror prior to the IPO at 20.0% of Acquiror’s total issued and outstanding shares of Common Stock.

6. Sponsor hereby irrevocably waives any and all rights under Section 5 of the Insider Letter and acknowledges and agrees that Sponsor has no further rights under or pursuant to Section 5 of the Insider Letter, including any such right to purchase, receive or sell shares of Common Stock or effect or receive a stock dividend or share contribution back to capital.

7. This Letter Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. Each of the undersigned hereby (a) agrees that any action, proceeding or claim against it arising out of or relating in any way to this Letter Agreement (a “Proceeding”) shall be brought and enforced in the courts of the State of New York of the United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive, (b) waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum and (c) with respect to Sponsor only, irrevocably agrees to appoint DLA Piper LLP (US) as agent for the service of process in the State of New York to receive, for the undersigned and on his, her or its own behalf, service of process in any Proceedings. If for any reason such agent is unable to act as such with respect to Sponsor, Sponsor will promptly notify Acquiror and the Representatives within 30 days and nothing in this Letter Agreement will affect the right of either party to serve process in any other manner permitted by law.

8. This Letter Agreement, the Insider Letter, the Administrative Services Agreement and the Merger Agreement constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersede all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby. This Letter Agreement may not be changed, amended, modified or waived (other than to correct a typographical error) as to any particular provision, except by a written instrument executed by all parties hereto and by Holdings.

9. This Letter Agreement shall be binding on the undersigned and such person’s respective successors, heirs, personal representatives and assigns.

10. This Letter Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. The

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words “execution,” signed,” “signature,” and words of like import in this Letter Agreement shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

11. The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Letter Agreement were not performed in accordance with their specific terms or were otherwise breached. The parties hereto acknowledge that Holdings is an express third-party beneficiary of this Letter Agreement. It is accordingly agreed by the parties hereto that Holdings shall be entitled to seek an injunction or injunctions to prevent breaches or threatened breaches of this Letter Agreement and to enforce specifically the terms and provisions of this Letter Agreement (including all obligations of Sponsor hereunder), this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise. The parties hereto further agree not to assert that a remedy of specific enforcement pursuant to this Section 11 is unenforceable, invalid, contrary to applicable law or inequitable for any reason and to waive any defenses in any action for specific performance, including the defense that a remedy at law would be adequate. The parties acknowledge and agree that this Section 11 is an integral part of the transactions contemplated hereby and without that right, the parties hereto would not have entered into this Letter Agreement.

[Signature Page Follows]

A-1-180

GIGACQUISITIONS4, LLC

By: Dr. Avi Katz
Title: President and Chief Executive Officer

Accepted and agreed this 4th day of June, 2021.

GIGCAPITAL4, INC.

By: Dr. Avi Katz
Title: Chief Executive Officer

OPPENHEIMER & CO. INC.

By: Peter Bennett
Title: Managing Director, Head of ECM

NOMURA SECURITIES INTERNATIONAL, INC.

By: James Chenard
Title: Managing Director

Signature Page to Letter Agreement

A-1-181

Annex B

CERTIFICATE OF INCORPORATION

OF

BIGBEAR.AI HOLDINGS, INC.

* * * * *

ARTICLE I

NAME

The name of the Corporation is BigBear.ai Holdings, Inc.

ARTICLE II

REGISTERED OFFICE AND AGENT

The address of the registered office of the Corporation in the State of Delaware is County of New Castle, 1209 Orange Street, Wilmington, DE 19801. The name of the registered agent of the Corporation in the State of Delaware at such address is The Corporation Trust Company.

ARTICLE III

PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

ARTICLE IV

CAPITAL STOCK

The total number of shares of all classes of stock that the Corporation shall have authority to issue is 501,000,000, which shall be divided into two classes as follows:

(i)  500,000,000 shares of common stock, par value $0.0001 per share (“Common Stock”); and

(ii) 1,000,000 shares of preferred stock, par value $0.0001 per share (“Preferred Stock”).

A.    Capital Stock.

1.

The board of directors of the Corporation (the “Board of Directors”) is hereby expressly authorized, by resolution or resolutions, at any time and from time to time, to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix, without further stockholder approval, the number of shares constituting such series and the designation of such series, the powers (including voting powers), preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions thereof, of such series of Preferred Stock. The powers (including voting powers), preferences and relative, participating, optional and other special rights of, and the qualifications, limitations or restrictions thereof, of each series of Preferred Stock, if any, may differ from those of any and all other series at any time outstanding.

2.

Each holder of record of Common Stock, as such, shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders are entitled to vote generally, including the election or removal of directors (other than the election or removal of directors, if any, elected exclusively by one or more series of Preferred Stock). Except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock) or pursuant to the DGCL.

3.

Except as otherwise required by law, holders of any series of Preferred Stock shall be entitled to only such voting rights, if any, as shall expressly be granted thereto by this Certificate of Incorporation (including any certificate of designation relating to such series of Preferred Stock).

4.

Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Common Stock with respect to the payment of dividends, dividends may be declared and paid ratably on the Common Stock out of the assets of the Corporation that are legally available for this purpose at such times and in such amounts as the Board of Directors in its discretion shall determine.

5.

Upon the dissolution, liquidation or winding up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation and subject to the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Common Stock with respect to the distribution of assets of the Corporation upon such dissolution, liquidation or winding up of the Corporation, the holders of Common Stock shall be entitled to receive the remaining assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares held by them.

6.

The number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no vote of the holders of any of the Common Stock or the Preferred Stock voting separately as a class shall be required therefor, unless a vote of any such holder is required pursuant to this Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock).

ARTICLE V

AMENDMENT OF THE CERTIFICATE OF INCORPORATION AND BYLAWS

A.    The Corporation reserves the right to amend or repeal this Certificate of Incorporation in the manner now or hereafter prescribed by statute and this Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation. Except as otherwise required by this Certificate of Incorporation or by applicable law, whenever any vote of the holders of stock of the Corporation is required to amend or repeal any provision of this Certificate of Incorporation, such amendment or repeal shall require the affirmative vote of the majority of the outstanding shares of stock of the Corporation entitled to vote on such amendment or repeal, and the affirmative vote of the majority of the outstanding shares of each class entitled to vote thereon as a class. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, at any time when the Partners and their Permitted Transferees (each as defined in that certain Investor Rights Agreement, dated as of June 4, 2021, by and among the GigCapital 4, Inc. a Delaware corporation and predecessor to the Corporation, the Partners, GigAcquisition4, LLC, a Delaware limited liability company (“Sponsor”), and any other parties thereto from time to time (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Investor Rights Agreement”)) beneficially own, in the aggregate, less than 50% in voting power of the stock of the Corporation entitled to vote generally in the election of directors, in addition to any vote required by applicable law, the following provisions in this Certificate of Incorporation may be amended, altered, repealed or rescinded, in whole or in part, or any provision inconsistent therewith or herewith may be adopted, only by the affirmative vote of the holders of at least 66 2/3% in voting power of all the then-outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class: this Article V, Article VI and Article IX. For the purposes of this Certificate of Incorporation, beneficial ownership of shares shall be determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

B.    The Board of Directors is expressly authorized to make, alter, amend, change, add to, rescind or repeal, in whole or in part, the bylaws of the Corporation (as in effect from time to time, the “Bylaws”) without the assent or vote of the stockholders in any manner not inconsistent with the laws of the State of Delaware, this Certificate of Incorporation or the Investor Rights Agreement. Except as otherwise provided herein, in the Investor Rights Agreement or in the Bylaws, the Bylaws may be amended or repealed, and new Bylaws may be adopted, by the affirmative vote of not less than two thirds (2/3) of the outstanding shares of stock of the Corporation entitled to vote on such amendment, repeal or adoption, voting together as a single class; provided, however, that if the Board of Directors recommends that stockholders approve such amendment or repeal at such meeting of stockholders, such amendment or repeal shall only require the affirmative vote of the majority of the outstanding shares of stock of the Corporation entitled to vote on such amendment or repeal, voting together as a single class. Notwithstanding anything to the contrary contained in this Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote of the stockholders, at any time when the Partners and their Permitted Transferees beneficially own, in the aggregate, less than 50% in voting power of the stock of the Corporation entitled to vote generally in the election of directors, in addition to any vote of the holders of any class or series of capital stock of the Corporation required herein (including any certificate of designation relating to any series of Preferred Stock), by the Bylaws or by applicable law, the affirmative vote of the holders of at least 66 2/3% in voting power of all the then-outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required in order for the stockholders of the Corporation to amend, alter, rescind, change, add or repeal, in whole or in part, any provision of the Bylaws or to adopt any provision inconsistent therewith; provided, however, that no Bylaw hereafter adopted by the stockholders shall invalidate any prior act of the Board of Directors that was valid at the time of such act prior to the adoption of such Bylaw.

ARTICLE VI

BOARD OF DIRECTORS

A.    Except as otherwise provided in this Certificate of Incorporation or the DGCL, and subject to any restrictions provided in the Investor Rights Agreement, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. Except as otherwise provided for or fixed pursuant to the Investor Rights Agreement or any certificate of designation with respect to any series of Preferred Stock, the total number of directors shall be determined from time to time exclusively by resolution adopted by the Board of Directors; provided, that any determination by the Board of Directors to increase or decrease the total number of directors shall require the approval of 66 2/3% of the directors present at a meeting at which a quorum is present. The directors (other than those directors elected by the holders of any series of Preferred Stock, voting separately as a series or together with one or more other such series, as the case may be) shall be divided into three classes designated Class I, Class II and Class III, with such division effective immediately following the election of initial directors by the incorporator. Class I directors shall initially serve for a term expiring at the Corporation’s annual meeting of stockholders to be held in 2022, Class II directors shall initially serve for a term expiring at the Corporation’s annual meeting of stockholders to be held in 2023 and Class III directors shall initially serve for a term expiring at the Corporation’s annual meeting of stockholders to be held in 2024. Commencing with the annual meeting of stockholders to be held in 2022, the directors of the class to be elected at each annual meeting shall be elected for a three-year term. In no case shall a decrease in the number of directors remove or shorten the term of any incumbent director. Any such director shall hold office until the annual meeting at which his or her term expires and until his or her successor shall be elected and qualified, or his or her earlier death, resignation, retirement, disqualification or removal from office. The Board of Directors is authorized to assign members of the Board of Directors already in office to their respective class, effective at the time the division of the directors into classes is effective.

B.    Without limiting the rights of any party to the Investor Rights Agreement, any newly-created directorship on the Board of Directors that results from an increase in the number of directors and any vacancy occurring in the Board of Directors (whether by death, resignation, retirement, disqualification, removal or other cause) may be filled by the affirmative vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director or by the stockholders; provided, however, that, subject to the aforementioned rights granted to holders of one or more series of Preferred Stock or the rights of any holders of Common Stock pursuant to the Investor Rights Agreement, at any time when the Partners and their Permitted Transferees beneficially own, in the aggregate, less than 50% in voting power of the stock of the Corporation entitled to vote generally in the election of directors, any newly-created directorship on the Board of Directors that results from an increase in the number of directors and any vacancy occurring in the Board of Directors shall be filled only by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders). Any director elected to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall be elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal.

C.    Without limiting the rights of any party to the Investor Rights Agreement, any or all of the directors (other than the directors elected by the holders of any series of Preferred Stock of the Corporation, voting separately as a series or together with one or more other such series, as the case may be) may be removed at any time either with or without cause by the affirmative vote of a majority in voting power of all outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class; provided, however, that at any time when the Partners and their Permitted Transferees beneficially own, in the aggregate, less than 50% in voting power of the stock of the Corporation entitled to vote generally in the election of directors, any such director or all such directors may be removed only for cause and only by the affirmative vote of the holders of at least 66 2/3% in voting power of all the then-outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class.

D.    Elections of directors need not be by written ballot unless the Bylaws shall so provide.

E.    During any period when the holders of any series of Preferred Stock have the right to elect additional directors, then upon commencement and for the duration of the period during which such right continues: (i) the then otherwise total authorized number of directors of the Corporation shall automatically be increased by such specified number of directors, and the holders of such Preferred Stock shall be entitled to elect the additional directors so provided for or fixed pursuant to said provisions, and (ii) each such additional director shall serve until such director’s successor shall have been duly elected and qualified, or until such director’s right to hold such office terminates pursuant to said provisions, whichever occurs earlier, subject to his or her earlier death, resignation, retirement, disqualification or removal. Except as otherwise provided by the Board of Directors in the resolution or resolutions establishing such series, whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to the provisions of such stock, the terms of office of all such additional directors elected by the holders of such stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate (in which case each such director thereupon shall cease to be qualified as, and shall cease to be, a director) and the total authorized number of directors of the Corporation shall automatically be reduced accordingly.

F.    As used in this Article VI only, the term “Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another Person, and the term “Person” means any individual, corporation, general or limited partnership, limited liability company, joint venture, trust, association or any other entity.

ARTICLE VII

LIMITATION OF DIRECTOR LIABILITY

A.    To the fullest extent permitted by the DGCL as it now exists or may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty owed to the Corporation or its stockholders.

B.    Neither the amendment nor repeal of this Article VII, nor the adoption of any provision of this Certificate of Incorporation, nor, to the fullest extent permitted by the DGCL, any modification of law shall eliminate, reduce or otherwise adversely affect any right or protection of a current or former director of the Corporation existing at the time of such amendment, repeal, adoption or modification.

C.    Notwithstanding anything herein to the contrary, the affirmative vote of not less than two thirds (2/3) of the outstanding shares of stock of the Corporation entitled to vote thereon, and the affirmative vote of not less than two thirds (2/3) of the outstanding shares of each class entitled to vote thereon as a class, shall be required to amend or repeal any provision of this Article VII.

ARTICLE VIII

CONSENT OF STOCKHOLDERS IN LIEU OF MEETING, ANNUAL AND SPECIAL MEETINGS OF STOCKHOLDERS

A.    At any time when the Partners and their Permitted Transferees beneficially own, in the aggregate, 50% or more of the voting power of the stock of the Corporation entitled to vote generally in the election of directors, any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the books in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be made by hand, or by certified or registered mail, return receipt requested. At any time when the Partners and their Permitted Transferees beneficially own, in the aggregate, less than 50% of the voting power of the stock of the Corporation entitled to vote generally in the election of directors, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent by such holders; provided, however, that any action required or permitted to be taken by the holders of Preferred Stock, voting separately as a series or separately as a class with one or more other such series, may be taken without a meeting, without prior notice and without a vote, to the extent expressly so provided by the applicable certificate of designation relating to such series of Preferred Stock. Whenever this paragraph permits stockholders to act by consent, the Bylaws shall not contain any provision that impedes or delays such an action by consent and shall not contain any provision requiring the stockholders to request that the Board fix a record date in connection therewith.

B.    Except as otherwise required by law and subject to the rights of the holders of any series of Preferred Stock, special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time only by or at the direction of the Board of Directors or the Chairman of the Board of Directors.

C.    An annual meeting of stockholders for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, if any, on such date, and at such time as shall be fixed exclusively by resolution of the Board of Directors or a duly authorized committee thereof.

ARTICLE IX

COMPETITION AND CORPORATE OPPORTUNITIES

A.    In recognition and anticipation that (i) certain directors, principals, officers, employees and/or other representatives of AE Industrial Partners, LP (“AE LP”) and its affiliated PE Funds (as defined in the Investor Rights Agreement and, together with AE LP, for purposes of this Article IX, “AE”), Institutional Partners (as defined in the Investor Rights Agreement), Sponsor and their respective Affiliates (as defined below) may serve as directors, officers or agents of the Corporation, (ii) AE, the Institutional Partners, Sponsor and their respective Affiliates, including (I) any portfolio company in which they or any of their respective investment fund Affiliates have made a debt or equity investment (and vice versa) or (II) any of their respective limited partners, non-managing members or other similar direct or indirect investors may now engage and may continue to engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage, and (iii) members of the Board of Directors who are not employees of the Corporation (“Non-Employee Directors”) and their respective Affiliates, including (I) any portfolio company in which they or any of their respective investment fund Affiliates have made a debt or equity investment (and vice versa) or (II) any of their respective limited partners, non-managing members or other similar direct or indirect investors may now engage and may continue to engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage, the provisions of this Article IX are set forth to regulate and define the conduct of certain affairs of the Corporation with respect to certain classes or categories of business opportunities as they may involve AE, any Institutional Partner, Sponsor, the Non-Employee Directors or their respective Affiliates and the powers, rights, duties and liabilities of the Corporation and its directors, officers and stockholders in connection therewith.

B.    None of (i) AE, (ii) any Institutional Partner, (iii) Sponsor or (iv) any Non-Employee Director (including any Non-Employee Director who serves as an officer of the Corporation in both his or her director and officer capacities) or their respective Affiliates (the Persons (as defined below) identified in (i), (ii), (iii) and (iv) above being referred to, collectively, as “Identified Persons” and, individually, as an “Identified Person”) shall, to the fullest extent permitted by law, have any duty to refrain from directly or indirectly (1) engaging in and possessing interests in other business ventures of every type and description, including those engaged in the same or similar business activities or lines of business in which the Corporation or any of its subsidiaries now engages or proposes to engage or (2) competing with the Corporation or any of its subsidiaries, on its own account, or in partnership with, or as an employee, officer, director or shareholder of any other Person, and, to the fullest extent permitted by law, no Identified Person shall be liable to the Corporation or its stockholders or to any Affiliate of the Corporation for breach of any fiduciary duty solely by reason of the fact that such Identified Person engages in any such activities. To the fullest extent permitted from time to time by the laws of the State of Delaware, the Corporation hereby renounces any interest or expectancy in, or right to be offered an opportunity to participate in, any business opportunity that may be a corporate opportunity for an Identified Person and the Corporation or any of its Affiliates, except as provided in Section (C) of this Article IX. Subject to said Section (C) of this Article IX, in the event that any Identified Person acquires knowledge of a potential transaction or matter that may be a corporate or other business opportunity for itself, herself or himself, or any of its or his or her Affiliates, and the Corporation or any of its Affiliates, such Identified Person shall, to the fullest extent permitted by law, have no duty (fiduciary, contractual or otherwise) to communicate or present such transaction or matter to the Corporation or any of its subsidiaries or any Institutional Partner, as the case may be and, to the fullest extent permitted by law, shall not be liable to the Corporation or its stockholders or to any subsidiary of the Corporation or any Institutional Partner for breach of any duty (fiduciary, contractual or otherwise) as a stockholder, director or officer of the Corporation by reason of the fact that such Identified Person, directly or indirectly, pursues or acquires such opportunity for itself, herself or himself, directs such opportunity to another Person or does not present such opportunity to the Corporation or any of its subsidiaries or any Institutional Partner (or its Affiliates).

C.    The Corporation does not renounce its interest in any corporate opportunity offered to any Non-Employee Director (including any Non-Employee Director who serves as an officer of this Corporation) if such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of the Corporation, and the provisions of Section (B) of this Article IX shall not apply to any such corporate opportunity.

D.    In addition to and notwithstanding the foregoing provisions of this Article IX, a corporate opportunity shall not be deemed to be a potential corporate opportunity for the Corporation if it is a business opportunity that (i) the Corporation is neither financially or legally able, nor contractually permitted to undertake, (ii) from its nature, is not in the line of the Corporation’s business or is of no practical advantage to the Corporation or (iii) is one in which the Corporation has no interest or reasonable expectancy.

E.    For purposes of this Article IX, (i) “Affiliate” shall mean (a) in respect of AE or any Institutional Partner or Sponsor, any Person that, directly or indirectly, is controlled by AE or such Institutional Partner or Sponsor (as applicable), controls AE or such Partner or Sponsor (as applicable) or is under common control with AE, such Institutional Partner or Sponsor (as applicable) and shall include any principal, member, director, partner, stockholder, officer, employee or other representative of any of the foregoing (other than the Corporation and any entity that is controlled by the Corporation), (b) in respect of a Non-Employee Director, any Person that, directly or indirectly, is controlled by such Non-Employee Director (other than the Corporation and any entity that is controlled by the Corporation) and (c) in respect of the Corporation, any Person that, directly or indirectly, is controlled by the Corporation; and (ii) “Person” shall mean any individual, corporation, general or limited partnership, limited liability company, joint venture, trust, association or any other entity.

F.    To the fullest extent permitted by law, any Person purchasing or otherwise acquiring any interest in any shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article IX.

ARTICLE X

DGCL SECTION 203 AND BUSINESS COMBINATIONS

A.    The Corporation hereby expressly elects not to be governed by Section 203 of the DGCL.

B.    Notwithstanding the foregoing, the Corporation shall not engage in any business combination (as defined below), at any point in time at which the Corporation’s Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, with any interested stockholder (as defined below) for a period of three (3) years following the time that such stockholder became an interested stockholder, unless:

1.	prior to such time, the Board of Directors approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder; or

2.

upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock (as defined below) of the Corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned by (i) persons who are directors and also officers and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

3.

at or subsequent to such time, the business combination is approved by the Board of Directors and authorized at an annual or special meeting of stockholders, and not by written consent (notwithstanding the provisions of Article VIII hereof), by the affirmative vote of at least 66 2/3% of the outstanding voting stock of the Corporation that is not owned by the interested stockholder; or

4.

the stockholder became an interested stockholder inadvertently and (i) as soon as practicable divested itself of ownership of sufficient shares so that the stockholder ceased to be an interested stockholder and (ii) was not, at any time within the three-year period immediately prior to a business combination between the Corporation and such stockholder, an interested stockholder but for the inadvertent acquisition of ownership.

C.    For purposes of this Article X, references to:

1.	“AE” means AE Industrial Partners, LP and its affiliates, together with their respective affiliates, subsidiaries, successors and assigns (other than the Corporation and its subsidiaries).

2.

“AE Direct Transferee” means any person that acquires (other than in a registered public offering) directly from AE or any of its successors or any “group,” or any member of any such group, of which such persons are a party under Rule 13d-5 of the Exchange Act beneficial ownership of 15% or more of the then outstanding voting stock of the Corporation.

3.	“affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person.

4.

“associate,” when used to indicate a relationship with any person, means: (i) any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock; (ii) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.

5.	“business combination,” when used in reference to the Corporation and any interested stockholder of the Corporation, means:

(i)

any merger or consolidation of the Corporation (other than a merger effected pursuant to Section 253 or 267 of the DGCL) or any direct or indirect majority-owned subsidiary of the Corporation (a) with the interested stockholder, or (b) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the interested stockholder and as a result of such merger or consolidation Section (B) of this Article X is not applicable to the surviving entity;

(ii)

any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Corporation, to or with the interested stockholder, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Corporation;

(iii)

any transaction that results in the issuance or transfer by the Corporation or by any direct or indirect majority-owned subsidiary of the Corporation of any stock of the Corporation or of such subsidiary to the interested stockholder, except: (a) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which securities were outstanding prior to the time that the interested stockholder became such; (b) pursuant to a merger under Section 251(g), 253 or 267 of the DGCL; (c) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which security is distributed, pro rata to all holders of a class or series of stock of the Corporation subsequent to the time the interested stockholder became such; (d) pursuant to an exchange offer by the Corporation to purchase stock made on the same terms to all holders of said stock; or (e) any issuance or transfer of stock by the Corporation; provided, however, that in no case under items (c)-(e) of this subsection (iii) shall there be an increase in the interested stockholder’s proportionate share of the stock of any class or series of the Corporation or of the voting stock of the Corporation (except as a result of immaterial changes due to fractional share adjustments);

(iv)

any transaction involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation that has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the Corporation or of any such subsidiary that is owned by the interested stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder; or

(v)

any receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of the Corporation), of any loans, advances, guarantees, pledges, or other financial benefits (other than those expressly permitted in subsections (i)-(iv) above) provided by or through the Corporation or any direct or indirect majority-owned subsidiary.

6.

“control,” including the terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract, or otherwise. A person who is the owner of 20% or more of the outstanding voting stock of the Corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this Article X, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.

7.

“interested stockholder” means any person (other than the Corporation or any direct or indirect majority-owned subsidiary of the Corporation) that (i) is the owner of 15% or more of the outstanding voting stock of the Corporation, (ii) is an affiliate or associate of the Corporation and was the owner of 15% or more of the outstanding voting stock of the Corporation at any time within the three (3) year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder or (iii) the affiliates and associates of any such person described in clauses (i) and (ii); provided, however, that “interested stockholder” shall not include (a) AE or any AE Direct Transferee, or any of their respective affiliates or successors or any “group,” or any member of any such group, to which such persons are a party under Rule 13d-5 of the Exchange Act, or (b) any person whose ownership of shares in excess of the 15% limitation set forth herein is the result of any action taken solely by the Corporation; provided, that such person specified in this clause (b) shall be an interested stockholder if thereafter such person acquires additional shares of voting stock of the Corporation, except as a result of (x) further corporate action not caused, directly or indirectly, by such person or (y) an acquisition of a de minimis number of such additional shares. For the purpose of determining whether a person is an interested stockholder, the voting stock of the Corporation deemed to be outstanding shall include stock deemed to be owned by the person through application of the definition of “owner” below but shall not include any other unissued stock of the Corporation that may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

8.	“owner,” including the terms “own” and “owned,” when used with respect to any stock, means a person that individually or with or through any of its affiliates or associates:

(i)	beneficially owns such stock, directly or indirectly; or

(ii)

has (a) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person’s affiliates or associates until such tendered stock is accepted for purchase or exchange; or (b) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person’s right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to ten (10) or more persons; or

(iii)

has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (b) of subsection (ii) above), or disposing of such stock with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such stock.

9.	“person” means any individual, corporation, partnership, unincorporated association or other entity.

10.	“stock” means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.

11.

“voting stock” means stock of any class or series entitled to vote generally in the election of directors and, with respect to any entity that is not a corporation, any equity interest entitled to vote generally in the election of the governing body of such entity. Every reference in this Article X to a percentage of voting stock shall refer to such percentage of the votes of such voting stock.

ARTICLE XI

MISCELLANEOUS

A.    Forum.

1.

Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for: (i) any derivative action or proceeding brought on behalf of the Corporation; (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director or officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders; (iii) any action asserting a claim against the Corporation or any current or former director or officer or other employee of the Corporation arising pursuant to any provision of the DGCL or the Corporation’s Certificate of Incorporation or Bylaws (as either may be amended, restated, modified, supplemented or waived from time to time); (iv) any action asserting a claim against the Corporation or any current or former director or officer or other employee of the Corporation governed by the internal affairs doctrine; or (v) any action asserting an “internal corporate claim” as that term is defined in Section 115 of the DGCL, shall be a state court located within the State of Delaware (or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware). For the avoidance of doubt, this Article XI(A)(1) shall not apply to any action or proceeding asserting a claim under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act.

2.

Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act.

B.    Consent to Jurisdiction. If any action the subject matter of which is within the scope of Article XI(A) above is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce Article XI(A) above (an “FSC Enforcement Action”) and (ii) having service of process made upon such stockholder in any such FSC Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

C.    Severability. If any provision or provisions in the Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision or provisions in any other circumstance and of the remaining provisions in the Certificate of Incorporation and the application of such provision or provisions to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

D.    Facts Ascertainable. When the terms of this Certificate of Incorporation refer to a specific agreement or other document or a decision by any body, person or entity to determine the meaning or operation of a provision hereof, the secretary of the Corporation shall maintain a copy of such agreement, document or decision at the principal executive offices of the Corporation and a copy thereof shall be provided free of charge to any stockholder who makes a request therefor.

E.    Deemed Notice and Consent. Any person (as defined in Article X) purchasing or otherwise acquiring any security of the Corporation shall be deemed to have notice of and consented to this Article XI.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Second Amended and Restated Certificate of Incorporation has been executed by a duly authorized officer of this corporation on [                ], 2021.

Name:

Title:

Annex C

BYLAWS

OF

BIGBEAR.AI HOLDINGS, INC.

* * * *

ARTICLE I

Offices

Section 1.01    Registered Office. The registered office and registered agent of BigBear.ai Holdings, Inc., a Delaware corporation (the “Corporation”) shall be as set forth in the Certificate of Incorporation (as defined below). The Corporation may also have offices in such other places in the United States or elsewhere (and may change the Corporation’s registered agent) as the board of directors of the Corporation (the “Board of Directors”) may, from time to time, determine or as the business of the Corporation may require as determined by any officer of the Corporation.

ARTICLE II

Meetings of Stockholders

Section 2.01    Annual Meetings. Annual meetings of stockholders may be held at such place, if any, either within or without the State of Delaware, and at such time and date as the Board of Directors shall determine and state in the notice of meeting. The Board of Directors may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication, including by webcast, as described in Section 2.11 of these Bylaws (these “Bylaws”), in accordance with the General Corporation Law of the State of Delaware (the “DGCL”). The Board of Directors may postpone, reschedule or cancel any annual meeting of stockholders previously scheduled by the Board of Directors.

Section 2.02    Special Meetings. Special meetings of the stockholders may only be called in the manner provided in the Corporation’s certificate of incorporation as then in effect (as the same may be amended from time to time, the “Certificate of Incorporation”) and may be held either within or without the State of Delaware. The Board of Directors may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication, including by webcast, as described in Section 2.11 of these Bylaws, in accordance with the DGCL. The Board of Directors may postpone, reschedule or cancel any special meeting of stockholders previously scheduled by the Board of Directors or the Chairman of the Board of Directors.

Section 2.03    Notice of Stockholder Business and Nominations.

(A)    Annual Meetings of Stockholders.

(1)    Nominations of persons for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders only (a) as provided in the Investor Rights Agreement (as defined in the Certificate of Incorporation), (b) pursuant to the Corporation’s notice of meeting (or any supplement thereto) delivered pursuant to Section 2.04, (c) by or at the direction of the Board of Directors or any authorized committee thereof, or (d) by any stockholder of the Corporation who (i) was a stockholder of record at the time the notice provided for in this Section 2.03 was given, on the record date for the determination of stockholders of the Corporation entitled to vote at the meeting, and at the time of the meeting, (ii) is entitled to vote at the meeting, and (iii) subject to Section 2.03(C)(4), complies with the notice procedures set forth in these Bylaws as to such business or nomination. Section 2.03(A)(1)(d) shall be the exclusive means for a stockholder to make nominations (other than pursuant to Section 2.03(A)(1)(a)) or submit other business before an annual meeting of stockholders (other than pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

(2)    For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to Section 2.03(A)(1)(d), the stockholder must have given timely notice thereof in writing and otherwise in proper form in accordance with this Section 2.03(A)(2) to the Secretary of the Corporation, and, in the case of business other than nominations of persons for election to the Board of Directors, such other business must constitute a proper matter for stockholder action under applicable law. To be timely, a stockholder’s notice shall be delivered to the Secretary not earlier than the Close of Business on the 120th calendar day prior to the first anniversary of the preceding year’s annual meeting nor later than the Close of Business on the 90th calendar day prior to the first anniversary of the date of the preceding year’s annual meeting (and the annual meeting of stockholders of the Corporation for calendar year 2021 shall be deemed to have been held on [    ], 2021 for purposes of this Section 2.03); provided, that in the event that the date of the annual meeting is more than 30 calendar days before or more than 70 calendar days after the anniversary date of the preceding year’s annual meeting, or if no annual meeting was held in the preceding year (other than in connection with calendar year 2021), notice by the stockholder to be timely must be so delivered not earlier than the Close of Business on the 120th calendar day prior to the date of such annual meeting and not later than the Close of Business on the later of the 90th calendar day prior to the date of such annual meeting or the tenth calendar day following the calendar day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. For the avoidance of doubt, a stockholder shall not be entitled to make additional or substitute nominations following the expiration of the time periods set forth in these Bylaws. Notwithstanding anything in this Section 2.03(A)(2) to the contrary, in the event that the number of directors to be elected to the Board of Directors at an annual meeting is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least 100 calendar days prior to the first anniversary of the preceding year’s annual meeting of stockholders, then a stockholder’s notice required by this Section 2.03 shall be considered timely, but only with respect to nominees for any new positions created by such increase, if it is received by the Secretary of the Corporation not later than the Close of Business on the tenth calendar day following the day on which such public announcement is first made by the Corporation.

(3)    To be in proper form, a stockholder’s notice delivered to the Secretary pursuant to this Section 2.03 must:

(a) set forth, as to each person whom the Noticing Stockholder (as defined herein) proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person (present and for the past five years), (iii) the Ownership Information (as defined herein) for such person and any member of the immediate family of such person, or any Affiliate or Associate (as such terms are defined herein) of such person, or any person acting in concert therewith, (iv) all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and (v) a complete and accurate description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings (whether written or oral) during the past three years, and any other material relationships, between or among the Holders and/or any Stockholder Associated Person (as such terms are defined herein), on the one hand, and each proposed nominee and any member of the immediate family of such proposed nominee, and his or her respective Affiliates and Associates, or others acting in concert therewith, on the other hand, including, without limitation all biographical and related party transaction and other information that would be required to be disclosed pursuant to the federal and state securities laws, including Rule 404 promulgated under Regulation S-K (the “Regulation S-K”) under the Securities Act of 1933 (the “Securities Act”) (or any successor provision), if any Holder and/or any Stockholder Associated Person were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant;

(b) if the notice relates to any business other than nominations of persons for election to the Board of Directors that the stockholder proposes to bring before the meeting, set forth (i) a brief description of the business desired to be brought before the meeting, (ii) the text, if any, of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend these Bylaws, the language of the proposed amendment), (iii) the reasons for conducting such business at the meeting and any material interest of each Holder and any Stockholder Associated Person in such business, and (iv) a description of all agreements, arrangements and understandings between each Holder and any Stockholder Associated Person and any other person or persons (including their names) in connection with the proposal of such business by such stockholder;

(c) set forth, as to the stockholder giving the notice (the “Noticing Stockholder”) and the beneficial owner, if any, on whose behalf the nomination or proposal is made (collectively with the Noticing Stockholder, the “Holders” and each, a “Holder”): (i) the name and address as they appear on the Corporation’s books and records of each Holder and the name and address of any Stockholder Associated Person, (ii) (A) the class or series and number of shares of the Corporation which are, directly or indirectly, owned beneficially and of record by each Holder and any Stockholder Associated Person (provided, however, that for purposes of this Section 2.03(A)(3), any such person shall in all events be deemed to beneficially own any shares of the Corporation as to which such person has a right to acquire beneficial ownership of at any time in the future), (B) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived, in whole or in part, from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by each Holder and any Stockholder Associated Person and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (C) any proxy, contract, arrangement, understanding or relationship pursuant to which each Holder and any Stockholder Associated Person has a right to vote or has granted a right to vote any shares of any security of the Corporation, (D) any Short Interest held by each Holder and any Stockholder Associated Person presently or within the last 12 months in any security of the Corporation (for purposes of this Section 2.03 a person shall be deemed to have a “Short Interest” in a security if such person, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (E) any agreement, arrangement or understanding (including any contract to purchase or sell, acquisition or grant of any option, right or warrant to purchase or sell, swap or other instrument) between and among each Holder, any Stockholder Associated Person, on the one hand, and any person acting in concert with any such person, on the other hand, with the intent or effect of which may be to transfer to or from any such person, in whole or in part, any of the economic consequences of ownership of any security of the Corporation or to increase or decrease the voting power of any such person with respect to any security of the Corporation, (F) any direct or indirect legal, economic or financial interest (including Short Interest) of each Holder and any Stockholder Associated Person in the outcome of any vote to be taken at any annual or special meeting of stockholders of the Corporation or any other entity with respect to any matter that is substantially related, directly or indirectly, to any nomination or business proposed by any Holder under this Section 2.03, (G) any rights to dividends on the shares of the Corporation owned beneficially by each Holder and any Stockholder Associated Person that are separated or separable from the underlying shares of the Corporation, (H) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership or limited liability company or similar entity in which any Holder and any

Stockholder Associated Person is a general partner or, directly or indirectly, beneficially owns any interest in a general partner or is the manager or managing member or, directly or indirectly, beneficially owns any interest in the manager or managing member of a limited liability company or similar entity, and (I) any performance-related fees (other than an asset-based fee) that each Holder and any Stockholder Associated Person is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice (Sub-clauses (A) through (I) above of this Section 2.03(A)(3)(c)(ii) shall be referred, collectively, as the “Ownership Information”), (iii) a representation by the Noticing Stockholder that such stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting, will continue to be a stockholder of record of the Corporation entitled to vote at such meeting through the date of such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, (iv) a representation as to whether any Holder and/or any Stockholder Associated Person intends or is part of a group which intends (A) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (B) otherwise to solicit proxies from stockholders in support of such proposal or nomination, (v) a certification that each Holder and any Stockholder Associated Person has complied with all applicable federal, state and other legal requirements in connection with its acquisition of shares or other securities of the Corporation and such person’s acts or omissions as a stockholder of the Corporation, (vi) any other information relating to such stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, and (vii) a representation as to the accuracy of the information set forth in the notice; and (vi) with respect to each person nominated for election to the Board of Directors, include a completed and signed questionnaire, representation and agreement and any and all other information required by Section 2.03(D).

(4)    A Noticing Stockholder shall further update and supplement its notice of any nomination or other business proposed to be brought before a meeting, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.03(A) shall be true and correct (a) as of the record date for the meeting and (b) as of the date that is ten Business Days prior to the meeting or any adjournment, recess, rescheduling or postponement thereof. Such update and supplement shall be delivered to the Secretary not later than three Business Days after the later of the record date or the date notice of the record date is first publicly announced (in the case of the update and supplement required to be made as of the record date for the meeting) and not later than seven Business Days prior to the date for the meeting, if practicable (or, if not practicable, on the first practicable date prior to the meeting), or any adjournment, recess, rescheduling or postponement thereof (in the case of the update and supplement required to be made as of ten Business Days prior to the meeting or any adjournment, recess, rescheduling or postponement thereof).

(5)    The Corporation may also, as a condition to any such nomination or business being deemed properly brought before an annual meeting, require any Holder or any proposed nominee to deliver to the Secretary, within five Business Days of any such request, such other information as may reasonably be requested by the Corporation, including such other information as may be reasonably required by the Board of Directors, in its sole discretion, to determine (a) the eligibility of such proposed nominee to serve as a director of the Corporation, (b) whether such nominee qualifies as an “independent director” or “audit committee financial expert” under applicable law, securities exchange rule or regulation, or any publicly disclosed corporate governance guideline or committee charter of the Corporation and (c) such other information that the Board of Directors determines, in its sole discretion, could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee.

(B)    Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting under Section 2.02. At any time that the stockholders are not prohibited from filling vacancies or newly created directorships on the Board of Directors, nominations of persons for election to the Board of Directors to fill any vacancy or newly created directorship may be made at a special meeting of stockholders at which any proposal to fill any vacancy or unfilled newly created directorship is to be presented to the stockholders (1) as provided in the Investor Rights Agreement, (2) by or at the direction of the Board of Directors or any committee thereof or (3) by any stockholder of the Corporation who (a) was a stockholder of record at the time the notice provided for in this Section 2.03 was given, on the record date for the determination of stockholders of the Corporation entitled to vote at the meeting, and at the time of the meeting, (b) is entitled to vote at the meeting, and (c) subject to Section 2.03(C)(4), complies with the notice procedures set forth in these Bylaws as to such business or nomination, including delivering the stockholder’s notice required by Section 2.03(A) with respect to any nomination (including the completed and signed questionnaire, representation and agreement required by Section 2.03(D)) to the Secretary not earlier than the Close of Business on the 120th calendar day prior to such special meeting, nor later than the Close of Business on the later of the 90th calendar day prior to such special meeting or the tenth calendar day following the day on which public announcement is first made of the date of the special meeting and of the nominees, if any, proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(C)    General.

(1)    Except as provided in Section 2.03(C)(4) only such persons who are nominated in accordance with the procedures set forth in this Section 2.03 or the Investor Rights Agreement shall be eligible to be elected at an annual or special meeting of stockholders of the Corporation serve as directors and only such business shall be conducted at an annual or special meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the chairman of the meeting shall, in addition to making any other determination that may be appropriate for the conduct of the meeting, have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defective proposal or nomination shall be disregarded. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the chairman of the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of the meeting shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting (whether or not a quorum is present), to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; (v) limitations on the time allotted to questions or comments by participants and on stockholder approvals; and (vi) restricting the use of cell phones, audio or video recording devices and similar devices at the meeting. The chairman of the meeting’s rulings on procedural matters shall be final. Notwithstanding the foregoing provisions of this Section 2.03, unless otherwise required by law, if the Noticing Stockholder (or a qualified representative thereof) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.03, to be considered a qualified representative of the Noticing Stockholder, a person must be a duly authorized officer, manager or partner of such Noticing Stockholder or must be authorized by a writing executed by such Noticing Stockholder or an electronic transmission delivered by such Noticing Stockholder to act for such Noticing Stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, the meeting of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

(2)    For purposes of these Bylaws,

(a)    “Affiliate” shall mean, with respect to any specified Person, any Person that, directly or indirectly, controls, is controlled by, or is under common control with, such specified Person, through one or more intermediaries or otherwise. The term “control” means the ownership of a majority of the voting securities of the applicable Person or the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the applicable Person, whether through ownership of voting securities, by contract or otherwise, and the terms “controlled” and “controlling” have meanings correlative thereto; provided, that, in no event shall the Corporation or any of its subsidiaries be considered an Affiliate of any portfolio company (other than the Corporation and its subsidiaries) of any investment fund affiliated with any direct or indirect equityholder of the Corporation nor shall any portfolio company (other than the Corporation and its subsidiaries) of any investment fund affiliated with any direct or indirect equityholder of the Corporation be considered to be an Affiliate of the Corporation or its subsidiaries.

(b)    “Associate(s)” shall have the meaning attributed to such term in Rule 12b-2 under the Exchange Act and the rules and regulations promulgated thereunder.

(c)    “Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in Jacksonville, Florida or New York, New York are authorized or obligated by law or executive order to close.

(d)    “Close of Business” shall mean 5:00 p.m. local time at the principal executive offices of the Corporation, and if an applicable deadline falls on the Close of Business on a day that is not a Business Day, then the applicable deadline shall be deemed to be the Close of Business on the immediately preceding Business Day.

(e)    “delivery” of any notice or materials by a stockholder as required to be “delivered” under this Section 2.03 shall be made by both (i) hand delivery, overnight courier service, or by certified or registered mail, return receipt required, in each case, to the Secretary at the principal executive offices of the Corporation, and (ii) electronic mail to the Secretary at [    ] or such other email address for the Secretary as may be specified in the Corporation’s proxy statement for the annual meeting of stockholders immediately preceding such delivery of notice or materials.

(f)    “person” means any individual, firm, corporation, partnership, limited liability company, incorporated or unincorporated association, joint venture, joint stock company, governmental agency or instrumentality or other entity of any kind.

(g)    “public announcement” shall mean any method (or combination of methods) of disclosure that is reasonably designed to provide broad, non-exclusionary distribution of the information to the public or the furnishing or filing of any document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

(h)    “Stockholder Associated Person” shall mean as to any Holder (i) any person acting in concert with such Holder, (ii) any person controlling, controlled by or under common control with such Holder or any of their respective Affiliates and Associates, or person acting in concert therewith and (iii) any member of the immediate family of such Holder or an affiliate or associate of such Holder.

(3)    Notwithstanding the foregoing provisions of this Section 2.03, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 2.03; provided, however, that, to the fullest extent permitted by law, any references in these Bylaws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to Section 2.03(A) and Section 2.03(B). Nothing in these Bylaws shall be deemed to affect any rights of (a) stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or any other applicable federal or state securities law with respect to that stockholder’s request to include proposals in the Corporation’s proxy statement, or (b) the holders of any class or series of stock having a preference over the Common Stock (as defined in the Certificate of Incorporation) as to dividends or upon liquidation to elect directors under specified circumstances.

(4)    Notwithstanding anything to the contrary contained in this Section 2.03, for as long as the Investor Rights Agreement remains in effect with respect to the Partners or the Sponsor (each as defined in the Certificate of Incorporation), neither the Sponsor nor any Partner (to the extent then subject to the Investor Rights Agreement) shall be subject to the notice procedures set forth in Section 2.03(A)(2), Section 2.03(A)(3), Section 2.03(A)(4), Section 2.03(A)(5), Section 2.03(B) or Section 2.03(D) with respect to any annual or special meeting of stockholders in respect of any matters that are contemplated by the Investor Rights Agreement.

(D)    Submission of Questionnaire. Representation and Agreement. To be eligible to be a nominee for election or re-election as a director of the Corporation pursuant to Section 2.03(A)(1)(d), a proposed nominee must deliver in writing (in accordance with the time periods prescribed for delivery of notice under this Section 2.03) to the Secretary (1) a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request of any stockholder of record identified by name within five Business Days of such written request) and (2) a written representation and agreement (in the form provided by the Secretary upon written request of any stockholder of record identified by name within five Business Days of such request) that such person (a) is not and will not become a party to (i) any agreement, arrangement or understanding (whether written or oral) with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a Director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (ii) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a Director of the Corporation, with such person’s fiduciary duties under applicable law, (b) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed to the Corporation, (c) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply with all applicable rules of the exchanges upon which the securities of the Corporation are listed and all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation and (d) in such person’s individual capacity and on behalf of any Holder on whose behalf the nomination is being made, intends to serve a full term if elected as a director of the Corporation.

Section 2.04    Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a timely notice in writing or by electronic transmission, in the manner provided in Section 232 of the DGCL, of the meeting, which shall state the place, if any, date and time of the meeting, the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, and, in the case of a special meeting, the purposes for which the meeting is called, shall be mailed to or transmitted electronically by the Secretary of the Corporation to each stockholder of record entitled to vote thereat as of the record date for determining the stockholders entitled to notice of the meeting. Unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, the notice of any meeting shall be given not less than ten nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting.

Section 2.05    Quorum. Unless otherwise required by law, the Certificate of Incorporation or the rules of any stock exchange upon which the Corporation’s securities are listed, the holders of record of a majority of the voting power of the issued and outstanding shares of capital stock of the Corporation entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of stockholders. Notwithstanding the foregoing, where a separate vote by a class or series or classes or series is required, a majority in voting power of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to the vote on that matter. Once a quorum is present to organize a meeting, it shall not be broken by the subsequent withdrawal of any stockholders.

Section 2.06    Voting. Except as otherwise provided by or pursuant to the provisions of the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders or to express consent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy in any manner provided by applicable law, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary of the Corporation a revocation of the proxy or a new proxy bearing a later date. Unless required by the Certificate of Incorporation or applicable law, or determined by the chairman of the meeting to be advisable, the vote on any question need not be by ballot. On a vote by ballot, each ballot shall be signed by the stockholder voting, or by such stockholder’s proxy, if there be such proxy. When a quorum is present or represented at any meeting, the vote of the holders of a majority of the voting power of the shares of stock present in person or represented by proxy and entitled to vote on the subject matter shall decide any question brought before such meeting, unless the question is one upon which, by express provision of applicable law, of the rules or regulations of any stock exchange applicable to the Corporation, of any regulation applicable to the Corporation or its securities, of the Certificate of Incorporation or of these Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question. Notwithstanding the foregoing sentence and subject to the Certificate of Incorporation, all elections of directors shall be determined by a plurality of the votes cast in respect of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

Section 2.07    Chairman of Meetings. The Chairman of the Board of Directors, if one is elected, or, in his or her absence or disability or refusal to act, the Chief Executive Officer of the Corporation, or in the absence, disability or refusal to act of the Chairman of the Board of Directors and the Chief Executive Officer, a person designated by the Board of Directors shall be the chairman of the meeting and, as such, preside at all meetings of the stockholders.

Section 2.08    Secretary of Meetings. The Secretary of the Corporation shall act as Secretary at all meetings of the stockholders. In the absence, disability or refusal to act of the Secretary, the chairman of the meeting shall appoint a person to act as Secretary at such meetings.

Section 2.09    Consent of Stockholders in Lieu of Meeting. Any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote only to the extent permitted by and in the manner provided in the Certificate of Incorporation and in accordance with applicable law.

Section 2.10    Adjournment. At any meeting of stockholders of the Corporation, if less than a quorum be present, the chairman of the meeting or stockholders holding a majority in voting power of the shares of stock of the Corporation, present in person or by proxy and entitled to vote thereon, shall have the power to adjourn the meeting from time to time without notice other than announcement at the meeting until a quorum shall be present. Any business may be transacted at the adjourned meeting that might have been transacted at the meeting originally noticed. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for determination of stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix as the record date for determining stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote at the adjourned meeting, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date so fixed for notice of such adjourned meeting.

Section 2.11    Remote Communication. If authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxy holders not physically present at a meeting of stockholders may, by means of remote communication:

(A)    participate in a meeting of stockholders; and

(B)    be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication,

provided that

(i)    the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder;

(ii)    the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings; and

(iii)    if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

Section 2.12    Inspectors of Election. The Corporation may, and shall if required by law, in advance of any meeting of stockholders, appoint one or more inspectors of election, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and to make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. In the event that no inspector so appointed or designated is able to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed or designated shall (i) ascertain the number of shares of capital stock of the Corporation outstanding and the voting power of each such share, (ii) determine the shares of capital stock of the Corporation represented at the meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares of capital stock of the Corporation represented at the meeting and such inspectors’ count of all votes and ballots. Such certification and report shall specify such other information as may be required by law. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Corporation, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election

ARTICLE III

Board of Directors

Section 3.01    Powers. Except as otherwise provided by the Certificate of Incorporation or the DGCL, the business and affairs of the Corporation shall be managed by or under the direction of its Board of Directors. The Board of Directors may exercise all such authority and powers of the Corporation and do all such lawful acts and things as are not, by the DGCL or the Certificate of Incorporation, directed or required to be exercised or done by the stockholders.

Section 3.02    Number and Term; Chairman. Subject to the Certificate of Incorporation and the Investor Rights Agreement, the total number of directors shall be determined from time to time exclusively by resolution adopted by the Board of Directors; provided that any determination by the Board of Directors to increase or decrease the total number of directors shall require the approval of 66 2/3% of the directors present at a meeting at which a quorum is present. The term of each director shall be as set forth in the Certificate of Incorporation. Directors need not be stockholders. The Board of Directors shall elect a Chairman of the Board, who shall have the powers and perform such duties as provided in these Bylaws and as the Board of Directors may from time to time prescribe. The Chairman of the Board shall preside at all meetings of the Board of Directors at which he or she is present. If the Chairman of the Board is not present at a meeting of the Board of Directors, the Chief Executive Officer (if the Chief Executive Officer is a director and is not also the Chairman of the Board) shall preside at such meeting, and, if the Chief Executive Officer is not present at such meeting or is not a director, a majority of the directors present at such meeting shall elect one of their members to preside over such meeting.

Section 3.03    Resignations. Any director may resign at any time upon notice given in writing or by electronic transmission to the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer, the President or the Secretary of the Corporation. The resignation shall take effect at the time or the happening of any event specified therein, and if no time or event is specified, at the time of its receipt. The acceptance of a resignation shall not be necessary to make it effective unless otherwise expressly provided in the resignation.

Section 3.04    Removal. Subject to the Investor Rights Agreement, directors of the Corporation may be removed in the manner provided in the Certificate of Incorporation and applicable law.

Section 3.05    Vacancies and Newly Created Directorships. Except as otherwise provided by law and subject to the Investor Rights Agreement, vacancies occurring in any directorship (whether by death, resignation, retirement, disqualification, removal or other cause) and newly created directorships resulting from any increase in the number of directors shall be filled in accordance with the Certificate of Incorporation. Any director elected to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall be elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal.

Section 3.06    Meetings. Regular meetings of the Board of Directors may be held at such places and times as shall be determined from time to time by the Board of Directors. Special meetings of the Board of Directors may be called by the Chief Executive Officer of the Corporation, the President of the Corporation or the Chairman of the Board of Directors, and shall be called by the Chief Executive Officer, the President or the Secretary of the Corporation if directed by the Board of Directors and shall be at such places and times as they or he or she shall fix. Notice need not be given of regular meetings of the Board of Directors. At least 24 hours before each special meeting of the Board of Directors, either written notice, notice by electronic transmission or oral notice (either in person or by telephone) of the time, date and place of the meeting shall be given to each director. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

Section 3.07    Quorum, Voting and Adjournment. Except as otherwise provided by law, the Certificate of Incorporation, or these Bylaws, a majority of the total number of directors shall constitute a quorum for the transaction of business. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. In the absence of a quorum, a majority of the directors present thereat may adjourn such meeting to another time and place. Notice of such adjourned meeting need not be given if the time and place of such adjourned meeting are announced at the meeting so adjourned.

Section 3.08    Committees; Committee Rules. Subject to the Investor Rights Agreement, the Board of Directors may designate one or more committees, including but not limited to an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each such committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee to replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent provided in the resolution of the Board of Directors establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to the following matters: (a) approving or adopting, or recommending to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval or (b) adopting, amending or repealing any Bylaw of the Corporation. Each committee of the Board of Directors may fix its own rules of procedure and shall hold its meetings as provided by such rules, except as may otherwise be provided by a resolution of the Board of Directors designating such committee. Unless otherwise provided in such a resolution, the presence of at least a majority of the members of the committee shall be necessary to constitute a quorum unless the committee shall consist of one or two members, in which event one member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present at a meeting of the committee at which a quorum is present. Unless otherwise provided in such a resolution, in the event that a member and that member’s alternate, if alternates are designated by the Board of Directors, of such committee is or are absent or disqualified, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member.

Section 3.09    Action Without a Meeting. Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board of Directors or any committee thereof, as the case may be, consent thereto in writing or by electronic transmission. The writing or writings or electronic transmission or transmissions shall be filed in the minutes of proceedings of the Board of Directors in accordance with applicable law.

Section 3.10    Remote Meeting. Unless otherwise restricted by the Certificate of Incorporation, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting by means of conference telephone or other communications equipment in which all persons participating in the meeting can hear each other. Participation in a meeting by means of conference telephone or other communications equipment shall constitute presence in person at such meeting.

Section 3.11    Compensation. The Board of Directors shall have the authority to fix the compensation, including fees and reimbursement of expenses, of directors for services to the Corporation in any capacity.

Section 3.12    Reliance on Books and Records. A member of the Board of Directors, or a member of any committee designated by the Board of Directors shall, in the performance of such person’s duties, be fully protected in relying in good faith upon records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of the Corporation’s officers or employees, or committees of the Board of Directors, or by any other person as to matters the member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

ARTICLE IV

Officers

Section 4.01    Number. The officers of the Corporation shall include a Chief Executive Officer, a President and a Secretary, each of whom shall be elected by the Board of Directors and who shall hold office for such terms as shall be determined by the Board of Directors and until their successors are elected and qualify or until their earlier resignation or removal. In addition, the Board of Directors may elect one or more Vice Presidents, including one or more Executive Vice Presidents or Senior Vice Presidents, a Treasurer and one or more Assistant Treasurers and one or more Assistant Secretaries, who shall hold their respective offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors. Any number of offices may be held by the same person.

Section 4.02    Other Officers and Agents. The Board of Directors may appoint such other officers and agents as it deems advisable, who shall hold their office for such terms and shall exercise and perform such powers and duties as shall be determined from time to time by the Board of Directors.

Section 4.03    Powers. Each of the officers of the Corporation elected by the Board or appointed by an officer in accordance with these Bylaws shall have the powers and duties prescribed by law, by these Bylaws or by the Board of Directors and, in the case of appointed officers, the powers and duties prescribed by the appointing officer, and, unless otherwise prescribed by these Bylaws or by the Board of Directors or such appointing officer, shall have such further powers and duties as ordinarily pertain to that office.

Section 4.04    Corporate Funds and Checks. The funds of the Corporation shall be kept in such depositories as shall from time to time be prescribed by the Board of Directors or its designees selected for such purposes. All checks or other orders for the payment of money shall be signed by the Chief Executive Officer, the President, a Vice President, the Treasurer, the Secretary, an Assistant Treasurer, an Assistant Secretary or such other person or agent as may from time to time be authorized and with such countersignature, if any, as may be required by the Board of Directors.

Section 4.05    Contracts and Other Documents. The Chief Executive Officer, the President, a Vice President, the Treasurer, the Secretary, an Assistant Treasurer, an Assistant Secretary or such other officer or officers as may from time to time be authorized by the Board of Directors or any other committee given specific authority in the premises by the Board of Directors during the intervals between the meetings of the Board of Directors, shall have power to sign and execute on behalf of the Corporation deeds, conveyances and contracts, and any and all other documents requiring execution by the Corporation.

Section 4.06    Ownership of Stock of Another Corporation. Unless otherwise directed by the Board of Directors, the Chief Executive Officer, the President, a Vice President, the Treasurer, the Secretary, an Assistant Treasurer, an Assistant Secretary or such other officer or agent as shall be authorized by the Board of Directors, shall have the power and authority, on behalf of the Corporation, to attend and to vote at any meeting of securityholders of any entity in which the Corporation holds securities or equity interests and may exercise, on behalf of the Corporation, any and all of the rights and powers incident to the ownership of such securities or equity interests at any such meeting, including the authority to execute and deliver proxies and consents on behalf of the Corporation.

Section 4.07    Delegation of Duties. In the absence, disability or refusal of any officer to exercise and perform his or her duties, the Board of Directors may delegate to another officer such powers or duties.

Section 4.08    Resignation and Removal. Any officer of the Corporation may be removed from office for or without cause at any time by the Board of Directors. Any officer may resign at any time in the same manner prescribed under Section 3.03 of these Bylaws.

Section 4.09    Vacancies. Subject to the Investor Rights Agreement, the Board of Directors shall have the power to fill vacancies occurring in any office.

ARTICLE V

Stock

Section 5.01    Shares With Certificates.

The shares of stock of the Corporation shall be uncertificated and shall not be represented by certificates, except to the extent as may be required by applicable law or as otherwise authorized by the Board of Directors. [Notwithstanding the foregoing, shares of stock represented by a certificate and issued and outstanding on [    ] shall remain represented by a certificate until such certificate is surrendered to the Corporation.]1

If shares of stock of the Corporation shall be certificated, such certificates shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock in the Corporation represented by certificates shall be entitled to have a certificate signed by, or in the name of the Corporation by, any two authorized officers of the Corporation (it being understood that each of the Chief Executive Officer, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary, and any Assistant Secretary of the Corporation shall be an authorized officer for such purpose), certifying the number and class of shares of stock of the Corporation owned by such holder. Any or all of the signatures on the certificate may be a facsimile. The Board of Directors shall have the power to appoint one or more transfer agents and/or registrars for the transfer or registration of certificates of stock of any class, and may require stock certificates to be countersigned or registered by one or more of such transfer agents and/or registrars. The name of the holder of record of the shares represented thereby, with the number of such shares and the date of issue, shall be entered on the books of the Corporation. With respect to all uncertificated shares, the name of the holder of record of such uncertificated shares represented, with the number of such shares and the date of issue, shall be entered on the books of the Corporation.

Section 5.02    Shares Without Certificates. If the Board of Directors chooses to issue shares of stock without certificates, the Corporation, if required by the DGCL, shall, within a reasonable time after the issue or transfer of shares without certificates, send the stockholder a statement of the information required by the DGCL. The Corporation may adopt a system of issuance, recordation and transfer of its shares of stock by electronic or other means not involving the issuance of certificates, provided that the use of such system by the Corporation is permitted in accordance with applicable law.

Section 5.03    Transfer of Shares. Shares of stock of the Corporation shall be transferable upon its books by the holders thereof, in person or by their duly authorized attorneys or legal representatives, upon surrender to the Corporation by delivery thereof (to the extent evidenced by a physical stock certificate) to the person in charge of the stock and transfer books and ledgers. Certificates representing such shares, if any, shall be cancelled and new certificates, if the shares are to be certificated, shall thereupon be issued. Shares of capital stock of the Corporation that are not represented by a certificate shall be transferred in accordance with any procedures adopted by the Corporation or its agent and applicable law. A record shall be made of each transfer. Whenever any transfer of shares shall be made for collateral security, and not absolutely, it shall be so expressed in the entry

[1]	NTD: To be deleted if no share certificates will exist as of closing. Otherwise, fill in the blank with the date of closing.

of the transfer if, when the certificates are presented, both the transferor and transferee request the Corporation to do so. The Corporation shall have power and authority to make such rules and regulations as it may deem necessary or proper concerning the issue, transfer and registration of certificates for shares of stock of the Corporation.

Section 5.04    Lost, Stolen, Destroyed or Mutilated Certificates. A new certificate of stock or uncertificated shares may be issued in the place of any certificate previously issued by the Corporation alleged to have been lost, stolen or destroyed, and the Corporation may, in its discretion, require the owner of such lost, stolen or destroyed certificate, or his or her legal representative, to give the Corporation a bond, in such sum as the Corporation may direct, in order to indemnify the Corporation against any claims that may be made against it in connection therewith. A new certificate or uncertificated shares of stock may be issued in the place of any certificate previously issued by the Corporation that has become mutilated upon the surrender by such owner of such mutilated certificate and, if required by the Corporation, the posting of a bond by such owner in an amount sufficient to indemnify the Corporation against any claim that may be made against it in connection therewith.

Section 5.05    List of Stockholders Entitled To Vote. The Corporation shall prepare, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, if the record date for determining the stockholders entitled to vote is less than ten days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting at least ten days prior to the meeting (a) on a reasonably accessible electronic network; provided that the information required to gain access to such list is provided with the notice of meeting or (b) during ordinary business hours at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 5.05 or to vote in person or by proxy at any meeting of stockholders.

Section 5.06    Fixing Date for Determination of Stockholders of Record.

(A)    In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, unless otherwise required by law, not be more than 60 nor less than ten days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

(B)    In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than 60 days prior to such action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

(C)    Unless otherwise restricted by the Certificate of Incorporation, in order that the Corporation may determine the stockholders entitled to express consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date for determining stockholders entitled to express consent to corporate action in writing without a meeting is fixed by the Board of Directors, (i) when no prior action of the Board of Directors is required by law, the record date for such purpose shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, and (ii) if prior action by the Board of Directors is required by law, the record date for such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

Section 5.07    Registered Stockholders. Prior to the surrender to the Corporation of the certificate or certificates for a share or shares of stock or notification to the Corporation of the transfer of uncertificated shares with a request to record the transfer of such share or shares, the Corporation may treat the registered owner of such share or shares as the person entitled to receive dividends, to vote, to receive notifications and otherwise to exercise all the rights and powers of an owner of such share or shares. To the fullest extent permitted by law, the Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof.

ARTICLE VI

Notice and Waiver of Notice

Section 6.01    Notice. If mailed, notice to stockholders shall be deemed given when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation. Other forms of notice shall be deemed given as provided in the DGCL. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 232 of the DGCL.

Section 6.02    Waiver of Notice. A written waiver of any notice, signed by a stockholder or director, or waiver by electronic transmission by such person, whether given before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such person. Neither the business nor the purpose of any meeting need be specified in such a waiver. Attendance at any meeting (in person or by remote communication) shall constitute waiver of notice except attendance for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

ARTICLE VII

Indemnification

Section 7.01    Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or an officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, agent or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee, agent or trustee or in any other capacity while serving as a director, officer, employee, agent or trustee, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by Delaware law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) actually and reasonably incurred or suffered by such indemnitee in connection therewith; provided, however, that, except as provided in Section 7.03 with respect to proceedings to enforce rights to indemnification or advancement of expenses or with respect to any compulsory counterclaim brought by such indemnitee, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors. Any reference to an officer of the Corporation in this Article VII shall be deemed to refer exclusively to the Chief Executive Officer, President and Secretary of the Corporation appointed pursuant to Article IV of these Bylaws, and to any Vice President, Treasurer, Assistant Secretary, Assistant Treasurer, other officer of the Corporation appointed by the Board of Directors pursuant to Article IV of these Bylaws or other person designated by the title of “Vice President” of the Corporation, and any reference to an officer of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall be deemed to refer exclusively to an officer appointed by the board of directors or equivalent governing body of such other entity pursuant to the certificate of incorporation and bylaws or equivalent organizational documents of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise.

Section 7.02    Right to Advancement of Expenses. In addition to the right to indemnification conferred in Section 7.01, an indemnitee shall also have the right to be paid by the Corporation the expenses (including attorney’s fees) incurred by the indemnitee in appearing at, participating in or defending any such proceeding in advance of its final disposition or in connection with a proceeding brought to establish or enforce a right to indemnification or advancement of expenses under this Article VII (which shall be governed by Section 7.03) (hereinafter an “advancement of expenses”); provided, however, that, if the DGCL requires or in the case of an advance made in a proceeding brought to establish or enforce a right to indemnification or advancement, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer of the Corporation (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made solely upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified or entitled to advancement of expenses under Section 7.01 and Section 7.02 or otherwise.

Section 7.03    Right of Indemnitee to Bring Suit. If a claim under Section 7.01 or Section 7.02 is not paid in full by the Corporation within (i) 60 days after a written claim for indemnification has been received by the Corporation or (ii) 20 days after a claim for an advancement of expenses has been received by the Corporation, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim or to obtain advancement of expenses, as applicable. To the fullest extent permitted by law, if successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the Corporation (including by its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including by its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article VII or otherwise shall be on the Corporation. Notwithstanding the foregoing, if an indemnitee is successful on the merits or otherwise in the defense of any proceeding (or in the defense of any claim, issue or matter therein), indemnitee shall be indemnified for his or her expenses (including attorneys’ fees) actually and reasonably incurred in such defense, and the Corporation may not assert the failure to satisfy a standard of conduct as a basis to deny indemnification, or as a basis to recover amounts advanced, in connection with such defense.

Section 7.04    Indemnification Not Exclusive.

(A)    The provision of indemnification to or the advancement of expenses and costs to any indemnitee under this Article VII, or the entitlement of any indemnitee to indemnification or advancement of expenses and costs under this Article VII, shall not limit or restrict in any way the power of the Corporation to indemnify or advance expenses and costs to such indemnitee in any other way permitted by law or be deemed exclusive of, or invalidate, any right to which any indemnitee seeking indemnification or advancement of expenses and costs may be entitled under any law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such indemnitee’s capacity as an officer, director, employee or agent of the Corporation and as to action in any other capacity.

(B)    Given that certain jointly indemnifiable claims (as defined below) may arise due to the service of the indemnitee as a director or officer of the Corporation at the request of the indemnitee-related entities (as defined below), the Corporation shall be fully and primarily responsible for the payment to the indemnitee in respect of indemnification or advancement of expenses in connection with any such jointly indemnifiable claims, pursuant to and in accordance with the terms of this Article VII, irrespective of any right of recovery the indemnitee may have from the indemnitee-related entities. Under no circumstance shall the Corporation be entitled to any right of subrogation or contribution by the indemnitee-related entities and no right of advancement or recovery the indemnitee may have from the indemnitee-related entities shall reduce or otherwise alter the rights of the indemnitee or the obligations of the Corporation hereunder. In the event that any of the indemnitee-related entities shall make any payment to the indemnitee in respect of indemnification or advancement of expenses with respect to any jointly indemnifiable claim, the indemnitee-related entity making such payment shall be subrogated to the extent of such payment to all of the rights of recovery of the indemnitee against the Corporation, and the indemnitee shall execute all papers reasonably required and shall do all things that may be reasonably necessary to secure such rights, including the execution of such documents as may be necessary to enable the indemnitee-related entities effectively to bring suit to enforce such rights. Each of the indemnitee-related entities shall be third-party beneficiaries with respect to this Section 7.04(B) of Article VII, entitled to enforce this Section 7.04(B) of Article VII.

For purposes of this Section 7.04(B) of Article VII, the following terms shall have the following meanings:

(1)    The term “indemnitee-related entities” means any corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise (other than the Corporation or any other corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise for which the indemnitee has agreed, on behalf of the Corporation or at the Corporation’s request, to serve as a director, officer, employee or agent and which service is covered by the indemnity described herein) from whom an indemnitee may be entitled to indemnification or advancement of expenses with respect to which, in whole or in part, the Corporation may also have an indemnification or advancement obligation.

(2)    The term “jointly indemnifiable claims” shall be broadly construed and shall include, without limitation, any action, suit or proceeding for which the indemnitee shall be entitled to indemnification or advancement of expenses from both the indemnitee-related entities and the Corporation pursuant to Delaware law, any agreement or certificate of incorporation, bylaws, partnership agreement, operating agreement, certificate of formation, certificate of limited partnership or comparable organizational documents of the Corporation or the indemnitee-related entities, as applicable.

Section 7.05    Nature of Rights. The rights conferred upon indemnitees in this Article VII shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee’s heirs, executors and administrators. Any amendment, alteration or repeal of this Article VII that adversely affects any right of an indemnitee or its successors shall be prospective only and shall not limit, eliminate, or impair any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment or repeal.

Section 7.06    Insurance. The Corporation may purchase and maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

Section 7.07    Indemnification of Employees and Agents of the Corporation. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article VII with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

ARTICLE VIII

Miscellaneous

Section 8.01    Electronic Transmission. For purposes of these Bylaws, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

Section 8.02    Corporate Seal. The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary. If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.

Section 8.03    Fiscal Year. The fiscal year of the Corporation shall be fixed, and shall be subject to change, by the Board of Directors. Unless otherwise fixed by the Board of Directors, the fiscal year of the Corporation shall be the calendar year.

Section 8.04    Section Headings. Section headings in these Bylaws are for convenience of reference only and shall not be given any substantive effect in limiting or otherwise construing any provision herein.

Section 8.05    Inconsistent Provisions. In the event that any provision of these Bylaws is or becomes inconsistent with any provision of the Certificate of Incorporation, the DGCL or any other applicable law, such provision of these Bylaws shall not be given any effect to the extent of such inconsistency but shall otherwise be given full force and effect.

Section 8.06    Severability. If any provision or provisions in these Bylaws shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision or provisions in any other circumstance and of the remaining provisions in these Bylaws and the application of such provision or provisions to other persons or entities and circumstances shall not in any way be affected or impaired thereby. Any person or entity purchasing or otherwise acquiring any security of the Corporation shall be deemed to have notice of and consented to this Section 8.06.

ARTICLE IX

Amendments

Section 9.01    Amendments. The Board of Directors is authorized to make, repeal, alter, amend and rescind, in whole or in part, these Bylaws without the assent or vote of the stockholders in any manner not inconsistent with the laws of the State of Delaware, the Certificate of Incorporation or the Investor Rights Agreement. Notwithstanding any other provisions of these Bylaws or any provision of law which might otherwise permit a lesser vote of the stockholders, at any time when the Partners and their Permitted Transferees beneficially own, in the aggregate, less than 50% in voting power of the stock of the Corporation entitled to vote generally in the election of directors, in addition to any vote of the holders of any class or series of capital stock of the Corporation required by the Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock (as defined in the Certificate of Incorporation)), these Bylaws or applicable law, the affirmative vote of the holders of at least 66 2/3% in voting power of all the then-outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required in order for the stockholders of the Corporation to alter, amend, repeal or rescind, in whole or in part, any provision of these Bylaws (including, without limitation, this Section 9.01) or to adopt any provision inconsistent herewith.

[Remainder of Page Intentionally Left Blank]

Annex D

June 4, 2021

GigCapital4, Inc.

1731 Embarcadero Rd., Suite 200

Palo Alto, CA 94303

Oppenheimer & Co. Inc.

85 Broad Street

New York, New York 10004

Nomura Securities International, Inc.

Worldwide Plaza

309 West 49th Street

New York, New York

10019-7316

Re: Acknowledgement of Satisfaction of Certain Payments under Insider Letter

Ladies and Gentlemen:

Reference is made to that certain Letter Agreement between GigAcquisitions4, LLC, a Delaware limited liability company (“Sponsor”), Oppenheimer & Co. Inc. (“Oppenheimer”), Nomura Securities International, Inc. (“Nomura” and together with Oppenheimer, the “Underwriters”) and GigCapital4, Inc., a Delaware corporation (“Acquiror”), dated as of February 8, 2021 (the “Insider Letter), relating to an underwritten initial public offering of certain units of the Acquiror (the “IPO”). Capitalized terms used and not otherwise defined herein have the meanings ascribed to them in the Insider Letter.

Section 4 of the Insider Letter permits the Acquiror to make certain payments to the Sponsor, the Underwriters and their Affiliates. This letter agreement (this “Letter Agreement”), which constitutes the “Sponsor Agreement” contemplated by, and is being delivered to you in accordance with, the Agreement and Plan of Merger (the “Merger Agreement”), dated as of the date hereof, entered into by and among Acquiror, GigCapital4 Merger Sub Corporation, a Delaware corporation, BigBear.ai Holdings, LLC, a Delaware limited liability company (the “Company”), and BBAI Ultimate Holdings, LLC, a Delaware limited liability company (“Holdings”), addresses, among other things, the status of such payments in connection with the consummation of the Transactions (as defined in the Merger Agreement).

In order to induce the Company and Holdings to enter into the Merger Agreement, and to proceed with the Transactions, and in recognition of the benefit that such Transactions will confer upon the undersigned, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, notwithstanding anything to the contrary set forth in the Insider Letter, Sponsor hereby agrees with each of Acquiror, Oppenheimer and Nomura as follows:

1. Sponsor acknowledges and agrees that by its own terms, that certain Administrative Services Agreement, dated as of February 1, 2021 (the “Administrative Services Agreement”), between Acquiror and Sponsor’s Affiliate GigManagement, LLC (the “Management Company”), terminates upon the consummation of the Transactions, and as such, upon such termination and the payment on the Closing Date (as defined in the Merger Agreement) of all amounts then owed to the Management Company by Acquiror pursuant to the Administrative Services Agreement, neither the Management Company nor any other Affiliate of Sponsor shall continue to be entitled to receive payments pursuant to the Administrative Services Agreement following the consummation of the Transactions.

2. The promissory note referred to in paragraph 4(b) of the Insider Letter was repaid in full and extinguished upon the consummation of the IPO, and Acquiror has no further obligation or other liabilities thereunder.

3. Upon payment to Sponsor on the Closing Date of any amounts owed to Sponsor by Acquiror for the reimbursement of out-of-pocket expenses incurred by Sponsor in connection with certain activities on behalf of Acquiror, such as (a) identifying and investigating possible business targets and business combinations, (b) advisory fees paid to directors on behalf of Acquiror pertaining to board committee service and extraordinary administrative and analytical services (it being acknowledged and agreed by the parties hereto, for the avoidance of doubt, that any such fees that are owed to such directors by Acquiror shall remain outstanding until paid by Acquiror in accordance with their terms), and (c) any amounts owed in respect of obligations pursuant to loans made by Sponsor or its Affiliates to finance transaction costs in connection with an intended Business Combination (collectively, the “Sponsor Expenses”), Acquiror shall owe no further Sponsor Expenses to Sponsor following the consummation of the Transactions.

4. Notwithstanding anything to the contrary set forth in Section 4(c) of the Insider Letter, Sponsor acknowledges and agrees that no portion of the Sponsor Expenses or any other loan made by Sponsor or any of its Affiliates to the Acquiror will be converted into equity securities of the Ultimate Surviving Corporation (as defined in the Merger Agreement).

5. Sponsor acknowledges and agrees that the Underwriters exercised the Over-Allotment Option in full, and as such, there was no forfeiture by Sponsor of any of its Founder Shares. Furthermore, Sponsor acknowledges that the size of the IPO was increased, and that as a result, the Acquiror effected a stock dividend immediately prior to the consummation of the IPO in such amounts as to maintain the ownership of the stockholders of Acquiror prior to the IPO at 20.0% of Acquiror’s total issued and outstanding shares of Common Stock.

6. Sponsor hereby irrevocably waives any and all rights under Section 5 of the Insider Letter and acknowledges and agrees that Sponsor has no further rights under or pursuant to Section 5 of the Insider Letter, including any such right to purchase, receive or sell shares of Common Stock or effect or receive a stock dividend or share contribution back to capital.

7. This Letter Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. Each of the undersigned hereby (a) agrees that any action, proceeding or claim against it arising out of or relating in any way to this Letter Agreement (a “Proceeding”) shall be brought and enforced in the courts of the State of New York of the United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive, (b) waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum and (c) with respect to Sponsor only, irrevocably agrees to appoint DLA Piper LLP (US) as agent for the service of process in the State of New York to receive, for the undersigned and on his, her or its own behalf, service of process in any Proceedings. If for any reason such agent is unable to act as such with respect to Sponsor, Sponsor will promptly notify Acquiror and the Representatives within 30 days and nothing in this Letter Agreement will affect the right of either party to serve process in any other manner permitted by law.

8. This Letter Agreement, the Insider Letter, the Administrative Services Agreement and the Merger Agreement constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersede all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby. This Letter Agreement may not be changed, amended, modified or waived (other than to correct a typographical error) as to any particular provision, except by a written instrument executed by all parties hereto and by Holdings.

9. This Letter Agreement shall be binding on the undersigned and such person’s respective successors, heirs, personal representatives and assigns.

10. This Letter Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. The words “execution,” signed,” “signature,” and words of like import in this Letter Agreement shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

11. The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Letter Agreement were not performed in accordance with their specific terms or were otherwise breached. The parties hereto acknowledge that Holdings is an express third-party beneficiary of this Letter Agreement. It is accordingly agreed by the parties hereto that Holdings shall be entitled to seek an injunction or injunctions to prevent breaches or threatened breaches of this Letter Agreement and to enforce specifically the terms and provisions of this Letter Agreement (including all obligations of Sponsor hereunder), this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise. The parties hereto further agree not to assert that a remedy of specific enforcement pursuant to this Section 11 is unenforceable, invalid, contrary to applicable law or inequitable for any reason and to waive any defenses in any action for specific performance, including the defense that a remedy at law would be adequate. The parties acknowledge and agree that this Section 11 is an integral part of the transactions contemplated hereby and without that right, the parties hereto would not have entered into this Letter Agreement.

[Signature Page Follows]

GIGACQUISITIONS4, LLC

/s/ Dr. Avi Katz
By: Dr. Avi Katz
Title: President and Chief Executive Officer

Accepted and agreed this 4th day of June, 2021.

GIGCAPITAL4, INC.

/s/ Dr. Avi Katz
By: Dr. Avi Katz
Title: Chief Executive Officer

OPPENHEIMER & CO. INC.

/s/ Peter Bennett
By: Peter Bennett
Title: Managing Director, Head of ECM

NOMURA SECURITIES INTERNATIONAL, INC.

/s/ James Chenard
By: James Chenard
Title: Managing Director

Signature Page to Letter Agreement

Annex E

VOTING AND SUPPORT AGREEMENT

This VOTING AND SUPPORT AGREEMENT (this “Agreement”) is entered into this 4th day of June, 2021, by and among BBAI Ultimate Holdings, LLC, a Delaware limited liability company (“Holdings”), BigBear.ai Holdings, LLC, a Delaware limited liability company (“BigBear” and, together with Holdings, the “BigBear Parties”), and the undersigned Holder (“Holder”). Defined terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Merger Agreement (as defined below).

WHEREAS, as of the date hereof, Holder “beneficially owns” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) and has the sole power to dispose of (or sole power to cause the disposition of), and the sole power to vote (or sole power to direct the voting of), as applicable, the number of shares of common stock, par value $0.0001 per share (“Common Stock”) of GigCapital4, Inc., a Delaware corporation (the “Issuer”) (collectively, the “Acquiror Shares”), set forth on Holder’s signature page hereto (such Acquiror Shares, together with any other Acquiror Shares acquired by Holder or with respect to which Holder otherwise becomes entitled to exercise voting power during the Restricted Period, including any shares of Common Stock issued upon the exercise of any warrants of the Issuer, the “Covered Shares”); and

WHEREAS, the Issuer, Holdings, BigBear and the other parties named therein will, immediately following the execution of this Agreement, enter into that certain Agreement and Plan of Merger, dated as of June 4, 2021 (as amended, modified, supplemented or waived from time to time in accordance with its terms, the “Merger Agreement”), pursuant to which, inter alia, a direct, wholly owned subsidiary of the Issuer will be merged with and into BigBear, with BigBear continuing as the surviving corporation and becoming thereby a wholly-owned subsidiary of the Issuer (the “First Merger”), and immediately thereafter BigBear will be merged with and into Issuer, with Issuer continuing as the surviving corporation (the “Second Merger”), on the terms and subject to the conditions set forth therein (the First Merger and the Second Merger, together the “Mergers,” and with the other transactions contemplated by the Merger Agreement, the “Transactions”).

WHEREAS, in connection with the Transactions, certain other “accredited investors” (as such term is defined in Rule 501 under the Securities Act of 1933, as amended have entered into voting and support agreements with the Issuer.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Voting Agreement; Proxy.

1.1 Voting Agreement. Holder hereby unconditionally and irrevocably agrees that, during the period from the date hereof through the date on which this Agreement terminates in accordance with Section 5 (such period, the “Restricted Period”), at any duly called extraordinary general meeting of the stockholders of the Issuer (or any adjournment or postponement thereof) (the “Special Meeting”), and in any action by written consent of the stockholders of the Issuer requested by the Issuer’s board of directors or undertaken as contemplated by the Transactions, Holder shall, if a meeting is held, appear at the meeting, in person or by proxy, or otherwise cause all of its Covered Shares to be counted as present thereat for purposes of establishing a quorum, and it shall vote or consent (or cause to be voted or consented) (which shall include, for the avoidance of doubt, any consent in writing (to the extent applicable)), in person or by proxy, all of its Covered Shares (i) in favor of the adoption of the Merger Agreement and approval of the Transactions (including the Mergers), (ii) in favor of the issuance of the Notes in connection with the First Merger and the Note Financing pursuant to the Note Subscription Agreements (including as required under Nasdaq), (iii) in favor of the amendment and restatement of the Certificate of Incorporation in the form of the Acquiror Charter attached as Exhibit A to the

Merger Agreement, (iv) in favor of the approval of the adoption of the Management Equity Plans, (v) in favor of any other proposals the parties to the Merger Agreement agree are necessary or desirable to consummate the Transactions, (vi) against any action, proposal, transaction or agreement that would reasonably be expected to result in a breach of any representation, warranty, covenant, obligation or agreement of the Issuer contained in the Merger Agreement, (vii) in favor of the other Acquiror Stockholder Matters, (viii) for any proposal to adjourn or postpone the applicable Special Meeting to a later date if (and only if) there are not sufficient votes for approval of the Merger Agreement and the other Acquiror Stockholder Matters on the dates on which such meetings are held, and (ix) except as set forth in the proxy statement of Acquiror in connection with the Transactions (the “Proxy Statement”), against the following actions or proposals: (A) any Business Combination Proposal or any proposal in opposition to approval of the Merger Agreement or in competition with or inconsistent with the Merger Agreement; and (B) (1) any change in the present capitalization of the Issuer or any amendment of the Certificate of Incorporation, except to the extent expressly contemplated by the Merger Agreement, (2) any liquidation, dissolution or other change in the Issuer’s corporate structure or business, (3) any action, proposal, transaction or agreement that would result in a breach in any material respect of any covenant, representation or warranty or other obligation or agreement of Holder under this Agreement, or (4) any other action or proposal involving the Issuer or any of its subsidiaries that is intended, or would reasonably be expected, to prevent, impede, interfere with, delay, postpone or adversely affect the Transactions. The obligations of Holder specified in this Section 1.1 shall apply whether or not the First Merger, Second Merger, any of the Transactions or any action described above is recommended by the Issuer’s board of directors. If the Holder is the beneficial owner, but not the registered holder, of the Covered Shares, Holder agrees to take all actions necessary or requested by BigBear to cause the registered holder and any nominees to vote all of the Covered Shares in accordance with the terms of this Agreement.

1.2 Irrevocable Proxy. Holder hereby revokes any and all other proxies, consents or powers of attorney in respect of any Covered Shares and agrees that, during the period commencing on the date hereof and ending on the date this Agreement terminates in accordance with Section 5, Holder hereby irrevocably appoints BigBear or any individual designated by BigBear as Holder’s agent, attorney-in-fact and proxy (with full power of substitution and resubstitution), for and in the name, place and stead of Holder, to vote (or cause to be voted) Holder’s Covered Shares, in the manner set forth in Section 1.1, at any meeting of the stockholders of the Issuer, however called, or in connection with any written consent of the stockholders of the Issuer. The power of attorney granted by Holder hereunder is a durable power of attorney coupled with an interest and, if Holder is an individual, shall survive the death, incapacity, illness, bankruptcy, dissolution or other inability to act of Holder. With respect to Covered Shares as to which Holder is the beneficial owner but not the holder of record, Holder shall cause any holder of record of such Covered Shares to grant to BigBear or any individual designated by BigBear a proxy to the same effect as that described in this Section 1.2. The exercise of the foregoing proxy shall not relieve Holder from any liability hereunder for failing to comply with the terms of this Agreement. Holder hereby affirms that the proxy set forth in this Section 1.2 is irrevocable, is coupled with an interest sufficient in Law to support an irrevocable proxy, and is granted in consideration of the BigBear Parties entering into the Merger Agreement; provided, that, for the avoidance of doubt, the proxy set forth in this Section 1.2 shall terminate automatically upon termination of this Agreement. The vote of the proxyholder shall control in any conflict between the vote by the proxyholder of Holder’s Covered Shares and a vote by Holder of Holder’s Covered Shares.

2. No Redemption. Holder hereby unconditionally and irrevocably agrees that during the Restricted Period, Holder shall not, and shall cause its controlled Affiliates not to, elect to redeem or tender or submit for redemption the Holder’s Covered Shares pursuant to or in connection with the Acquiror Stockholder Redemption or otherwise in connection with the Transactions.

3. Representations, Warranties and Agreements.

3.1 Holder’s Representations, Warranties and Agreements. Holder hereby represents and warrants to the BigBear Parties and acknowledges and agrees with the BigBear Parties as follows:

3.1.1 If Holder is not an individual, Holder has been duly formed or incorporated and is validly existing in good standing under the laws of its jurisdiction of incorporation or formation, with power and authority to enter into, deliver and perform its obligations under this Agreement. If Holder is an individual, Holder has the authority to enter into, deliver and perform its obligations under this Agreement.

3.1.2 If Holder is not an individual, this Agreement has been duly authorized, validly executed and delivered by Holder. If Holder is an individual, the signature on this Agreement is genuine, and Holder has legal competence and capacity to execute the same. This Agreement is enforceable against Holder in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

3.1.3 The execution, delivery and performance by Holder of this Agreement and the consummation of the transactions contemplated herein do not and will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon Holder’s Covered Shares or any other property or assets of Holder or any of its subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Holder or any of its subsidiaries is a party or by which Holder or any of its subsidiaries is bound or to which Holder’s Covered Shares or any other property or assets of Holder or any of its subsidiaries is subject, which would reasonably be expected to have a material adverse effect on the legal authority of Holder to enter into and timely perform its obligations under this Agreement (a “Holder Material Adverse Effect”), (ii) if Holder is not an individual, result in any violation of the provisions of the organizational documents of Holder or any of its subsidiaries or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Holder or any of its subsidiaries or any of their respective properties that would reasonably be expected to have a Holder Material Adverse Effect.

3.1.4 Holder’s signature page hereto sets forth the number of Covered Shares over which Holder has beneficial ownership as of the date hereof. As of the date hereof, Holder is the legal and beneficial owner of the Covered Shares denoted as being owned by Holder on the signature page hereto and has the sole power to vote (or sole power to direct the voting of) such Covered Shares. Holder acknowledges and represents that (a) the dispositive and voting power over the Covered Shares beneficially owned by Holder is held by a single Person, (b) such Person has the sole power to dispose of (or sole power to cause the disposition of) and the sole power to vote (or sole power to direct the voting of) all Covered Shares beneficially owned by Holder, and (c) no other Person has any power to dispose of (or to cause the disposition of) or to vote (or to direct the voting of) any Covered Shares (other than, for the avoidance of doubt, BigBear or its designated individual pursuant to Section 1.2). Holder has good and valid title to the Covered Shares denoted as being owned by Holder on the signature page hereto, free and clear of any and all Liens other than those created or permitted by this Agreement, those imposed by applicable law, including federal and state securities laws, and those disclosed in the public securities filings of the Issuer, and are not subject to any preemptive or similar rights. There are no claims for finder’s fees or brokerage commission or other like payments in connection with this Agreement or the transactions contemplated hereby payable by Holder pursuant to arrangements made by Holder. Except for the Covered Shares denoted on the signature page hereto, as of the date of this Agreement, Holder is not a beneficial owner or record holder of any (i) equity securities of the Issuer, (ii) securities of the Issuer having the right to vote on any matters on which the holders of equity securities of the Issuer may vote or which are convertible into or exchangeable for, at any time, equity securities of the Issuer, or (iii) options or other rights to acquire from the Issuer any equity securities or securities convertible into or exchangeable for equity securities of the Issuer except as contemplated by the Transaction Agreements or as disclosed in the public securities filings of the Issuer.

3.1.5 Holder acknowledges and represents that Holder has received such information as Holder deems necessary in order to make an investment decision with respect to the Covered Shares and to enter into this Agreement, including with respect to the Issuer, Holdings, BigBear and the Transactions. Without limiting the generality of the foregoing, Holder has not relied on any statements or other information provided by the Issuer or any BigBear Party in making its decision to enter into, deliver and perform its obligations under this Agreement. Holder further acknowledges that there have been no representations, warranties, covenants or agreements made to Holder by Holdings, BigBear or any of their respective officers or directors, expressly or by implication, other than those representations, warranties, covenants and agreements expressly set forth in this Agreement. Holder acknowledges that the agreements contained herein with respect to the Covered Shares held by Holder are irrevocable prior to the termination of this Agreement pursuant to Section 5.

3.1.6 Except as expressly disclosed in a Schedule 13D or Schedule 13G (or amendments thereto) filed by Holder with the SEC with respect to the beneficial ownership of the Issuer’s Common Stock, Holder is not currently (and at all times through Closing will refrain from being or becoming) a member of a “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of equity securities of the Issuer (within the meaning of Rule 13d-5(b)(1) under the Exchange Act) (but in any event without restriction on Sponsor’s ability to enter into the Investor Rights Agreement or perform its obligations or exercise its rights thereunder).

3.1.7 Holder understands and acknowledges that the BigBear Parties are entering into the Merger Agreement in reliance upon the execution and delivery of this Agreement by Holder and in reliance on the acknowledgements, understandings, agreements, representations and warranties of Holder contained in this Agreement.

3.1.8 Holder (i) has not entered into any voting agreement or voting trust with respect to Holder’s Covered Shares inconsistent with Holder’s obligations pursuant to this Agreement, (ii) has not granted a proxy, a consent or power of attorney with respect to Holder’s Covered Shares and (iii) has not entered into any agreement or taken any action that would make any representation or warranty of Holder contained herein untrue or incorrect in any material respect or prevent the Holder from performing any of its obligations under this Agreement.

3.1.9 There is no Action pending against Holder or, to the knowledge of Holder, threatened against Holder that challenges the beneficial or record ownership of Holder’s Covered Shares, the validity of this Agreement or the performance by Holder of its obligations under this Agreement.

3.1.10 As of the date hereof, (i) neither Holder nor any of its Affiliates owns, directly or indirectly, any equity interests or any other interests exercisable or convertible into any equity interests of any Person engaged in any business that is competitive with BigBear and its Subsidiaries (a “Competing Business”) and (ii) neither Holder nor any of its Affiliates is party to any contract, agreement or arrangement to acquire any equity interests or other interests exercisable or convertible into any equity interests of any Competing Business; provided, that, for the purposes of this Section 3.1.10 such equity interests or any other interests exercisable or convertible into any equity interests shall not include any passive investment (in the ordinary course of business and not with the purpose nor with the effect of changing or influencing the control of the Issuer, nor in connection with or as a participant in any transaction having such purpose or effect) of less than 2%, in the aggregate, of the outstanding shares or capital stock, as applicable of any class of any corporation that is traded on a nationally recognized securities exchange or inter-dealer quotation system (or its equivalent in any foreign jurisdiction).

3.2 Representations, Warranties and Agreements of the BigBear Parties. The BigBear Parties hereby represent and warrant to Holder and acknowledge and agree with Holder as follows:

3.2.1 Each BigBear Party is duly organized and validly existing under the laws of its jurisdiction of formation, with limited liability company power and authority to enter into, deliver and perform its obligations under this Agreement.

3.2.2 This Agreement has been duly authorized, executed and delivered by the BigBear Parties and is enforceable against the BigBear Parties in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally and (ii) principles of equity, whether considered at law or equity.

3.2.3 The execution, delivery and performance of this Agreement (including compliance by the BigBear Parties with all of the provisions hereof) and the consummation of the transactions contemplated herein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any other property or assets of any BigBear Party or any of its subsidiaries pursuant to the terms of any material indenture, mortgage, deed of trust, loan agreement, lease, license or other material agreement or instrument to which such BigBear Party or any of its subsidiaries is a party or to which such BigBear Party’s other property or assets or any of its subsidiaries is subject, which would reasonably be expected to have a material adverse effect on the legal authority of such BigBear Party to enter into and timely perform its obligations under this Agreement, (ii) result in any violation of the provisions of the organizational documents of any BigBear Party, as applicable or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over any BigBear Party or any of its properties, as applicable, that would reasonably be expected to impair any BigBear Party’s ability to perform its obligations under this Agreement in any material respect.

4. Additional Covenants.

4.1 Holder agrees that, during the Restricted Period, except as contemplated by the Merger Agreement and the Transactions, it shall not, and shall cause its Affiliates not to, without BigBear’s prior written consent (which consent may be given or withheld by BigBear in its sole discretion): (i) offer for sale, sell (including short sales), transfer, tender, pledge, convert, encumber, assign or otherwise dispose of (including by gift, merger, tendering into any tender offer or exchange offer or otherwise) (collectively, a “Transfer”), or enter into any contract, option, derivative, hedging or other agreement or arrangement or understanding (including any profit-sharing arrangement) with respect to, or consent to, a Transfer of, any or all of the Covered Shares or any interest in the Covered Shares; (ii) grant any proxies or powers of attorney with respect to any or all of the Covered Shares (except in connection with voting by proxy at a meeting of stockholders of the Issuer as contemplated by Section 1 of this Agreement); or (iii) permit to exist any Lien with respect to any or all of the Covered Shares other than those created by this Agreement; provided, that any Lien with respect to Covered Shares that would not prevent, impair or delay Holder’s ability to comply with the terms and conditions of this Agreement shall be permitted and will not be deemed to violate the restrictions contained above. Notwithstanding the foregoing, this Section 4.1 shall also not prohibit a Transfer of Covered Shares by Holder to an Affiliate of Holder; provided, that such Transfer shall be permitted only if, prior to or in connection with such Transfer, the transferee agrees in writing, reasonably satisfactory in form and substance to BigBear, to assume all of the obligations of Holder hereunder and to be bound by the terms of this Agreement. Any transfer in violation of this Section 4.1 shall be null and void ab initio.

4.2 In the event of a share dividend or distribution, or any change in the Covered Shares by reason of any share dividend or distribution, sub-division, recapitalization, combination, conversion, exchange of shares or the like, the term “Covered Shares” shall be deemed to refer to and include the Covered Shares as well as all such share dividends and distributions and any securities into which or for which any or all of the Covered Shares may be changed or exchanged or which are received in such transaction. Holder agrees, while this Agreement is in effect, to notify BigBear promptly in writing (including by e-mail) of the number of any additional Covered Shares acquired by Holder, if any, after the date hereof.

4.3 Holder agrees, while this Agreement is in effect, not to take or agree or commit to take any action that would make any representation and warranty of Holder contained in this Agreement inaccurate in any material respect or have the effect of preventing or disabling Holder from performing its obligations under this Agreement.

4.4 Standstill Obligations. Holder covenants and agrees that, during the Restricted Period:

4.4.1 Holder shall not take, nor shall any of its Affiliates or Representatives take, whether directly or indirectly, any action intended to solicit, initiate or knowingly encourage, or any action to continue or engage in discussions or negotiations with, any Person (other than the BigBear Parties and/or any of their Affiliates or Representatives), concerning, relating to or which is intended or is reasonably likely to give rise to or result in, a Business Combination Proposal in respect of the Issuer other than with the BigBear Parties and their respective Affiliates and Representatives. If Holder or any of its Affiliates or Representatives receives any inquiry or proposal regarding a Business Combination Proposal in respect of the Issuer, then Holder shall promptly notify such Person indicating only that it is subject to an exclusivity agreement that prohibits it from considering such inquiry or proposal and, in such event, Holder shall also promptly notify BigBear of such facts and circumstances (provided that Sponsor shall not be obligated to provide such notice in violation of any obligation of confidentiality owed to any third party as of the date hereof or any Law). Holder shall, and shall cause its Affiliates and Representatives to, immediately cease any and all existing discussions or negotiations with any Person (other than the BigBear Parties and/or any of their Affiliates or Representatives) conducted prior to the date hereof with respect to, or which is reasonably likely to give rise to or result in, a Business Combination Proposal in respect of the Issuer.

4.4.2 Holder shall not, nor shall Holder act in concert with any Person (other than the BigBear Parties and their Affiliates and Representatives or as otherwise contemplated by this Agreement, the Investor Rights Agreement or the Merger Agreement) to make, or in any manner participate in, directly or indirectly, a “solicitation” of “proxies” or consents (as such terms are used in the proxy solicitation rules of the SEC) or powers of attorney or similar rights to vote, or seek to advise or influence any person with respect to the voting of, any Covered Shares in connection with any vote or other action with respect to the Acquiror Stockholder Matters, other than to recommend that stockholders of the Issuer vote in favor of approval of the Merger Agreement and the other Acquiror Stockholder Matters (and otherwise as expressly provided by Section 1).

4.4.3 Holder shall not, nor shall Holder act in concert with any person to, deposit following the execution and delivery of this Agreement any of the Covered Shares in a voting trust or subject any of the Covered Shares to any arrangement or agreement with any person with respect to the voting of the Covered Shares, except as provided by Section 1.

4.5 Stop Transfers. Holder agrees with, and covenants to, the BigBear Parties that Holder shall not request that the Issuer register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any Covered Shares during the term of this Agreement without the prior written consent of BigBear, in its sole discretion, other than pursuant to a transfer permitted by Section 4.1. Holder hereby authorizes and instructs Issuer to instruct Issuer’s transfer agent to enter a stop transfer order with respect to all of the Covered Shares subject to the provisions of this Agreement; provided, that any such stop transfer order will immediately be withdrawn and terminated by Issuer following termination of this Agreement.

4.6 No Inconsistent Agreements. Holder hereby covenants and agrees that, except for this Agreement, Holder shall not, at any time while this Agreement remains in effect, (i) enter into any voting agreement or voting trust with respect to Holder’s Covered Shares inconsistent with Holder’s obligations pursuant to this

Agreement, (ii) grant a proxy, a consent or power of attorney with respect to Holder’s Covered Shares (except in connection with voting by proxy at a meeting of stockholders of the Issuer as contemplated by Section 1 of this Agreement) or (iii) enter into any agreement or taken any action that would make any representation or warranty of Holder contained herein untrue or incorrect in any material respect or have the effect of preventing Holder from performing any of its obligations under this Agreement.

4.7 Non-Circumvention. Each party hereto agrees that it shall not, and shall cause its Affiliates not to, indirectly accomplish that which it is not expressly permitted to accomplish directly under this Agreement pursuant to provisions of this Agreement that have not been terminated pursuant to Section 5.

5. Termination. This Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of (i) the First Effective Time, (ii) such date and time as the Merger Agreement is validly terminated in accordance with its terms and (iii) upon the mutual written agreement of each of the parties hereto to terminate this Agreement; provided, that nothing herein will relieve any party from liability for any willful and material breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. Notwithstanding anything to the contrary herein, the provisions of this Section 5 and Sections 6 and 7 shall survive the termination of this Agreement.

6. No Recourse. Notwithstanding anything to the contrary contained herein or otherwise, but without limiting any provision in the Merger Agreement or any other Transaction Agreement, this Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement or the transactions contemplated hereby, may only be made against the entities and Persons that are expressly identified as parties to this Agreement in their capacities as such and no former, current or future shareholders or stockholders, equity holders, controlling persons, directors, officers, employees, general or limited partners, members, managers, agents or affiliates of any party hereto, or any former, current or future direct or indirect shareholder or stockholder, equity holder, controlling person, director, officer, employee, general or limited partner, member, manager, agent or affiliate of any of the foregoing (each, a “Non-Recourse Party”) shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, the transactions contemplated hereby or in respect of any oral representations made or alleged to be made in connection herewith. Without limiting the rights of any party against the other parties hereto, in no event shall any party or any of its affiliates seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages from, any Non-Recourse Party.

7. Miscellaneous.

7.1 Additional Agreements.

7.1.1 The parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the transactions contemplated by this Agreement.

7.1.2 Holder acknowledges that Holdings, BigBear and others will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Agreement.

7.1.3 Each of Holder, Holdings and BigBear is entitled to rely upon this Agreement and is irrevocably authorized to produce this Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

7.1.4 Each party shall pay all of its own expenses in connection with this Agreement and the transactions contemplated herein.

7.1.5 Each party shall take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable to consummate the transactions contemplated by this Agreement at the times and on the terms and conditions described herein .

7.2 Notices. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed or sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (i) when so delivered personally, (ii) when sent, with no mail undeliverable or other rejection notice, if sent by email, or (iii) three (3) Business Days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:

(i) If to any BigBear Party:

BigBear.ai Holdings, LLC

c/o AE Industrial Partners, LP

2500 N. Military Trail, Suite 470

Boca Raton, FL 33431

Attention: Michael Greene and Kirk Konert

Email: [***]

with a copy (which shall not constitute notice) to:

AE Industrial Partners, LP

2500 N. Military Trail, Suite 470

Boca Raton, FL 33431

Attention: Michael Greene, Kirk Konert and Jeff Hart

Email: [***]

and

Kirkland & Ellis LLP

300 N. LaSalle

Chicago, IL 60654

Attention: Jeremy S. Liss, P.C., Douglas C. Gessner, P.C., Tim Cruickshank P.C.,

Matthew S. Arenson, P.C., and Jeffrey P. Swatzell

Email: jeremy.liss@kirkland.com, douglas.gessner@kirkland.com,

tim.cruickshank@kirkland.com, marenson@kirkland.com, and

jeffrey.swatzell@kirkland.com

(ii) If o Holder, to such address or addresses set forth on the signature page hereto.

7.3 Entire Agreement. This Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof, including any commitment letter(s) entered into relating to the subject matter hereof.

7.4 Modifications and Amendments. This Agreement may not be amended, modified, supplemented or waived except by an instrument in writing, signed by all parties hereto; provided that any provision of this Agreement may be waived, in whole or in part, by a party on such party’s own behalf without the prior consent of any other party.

7.5 Assignment. Except for transfers permitted by Section 4.1, neither this Agreement nor any rights, interests or obligations that may accrue to the parties hereunder may be transferred or assigned without the prior written consent of each of the other parties hereto.

7.6 Benefit.

7.6.1 Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns. This Agreement shall not confer rights or remedies upon any person other than the parties hereto and their respective successors and assigns.

7.6.2 Holder acknowledges and agrees that (i) this Agreement is being entered into in order to induce each of Holdings and BigBear to execute and deliver the Merger Agreement and without the representations, warranties, covenants and agreements of Holder hereunder, each of Holdings and BigBear would not enter into the Merger Agreement, (ii) each representation, warranty, covenant and agreement of Holder hereunder is being made for the benefit of Holdings and BigBear, and (iii) each of Holdings and BigBear may directly enforce (including by an action for specific performance, injunctive relief or other equitable relief) each of the covenants and agreements of Holder under this Agreement.

7.7 Governing Law. This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby, shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of Laws of another jurisdiction.

7.8 Consent to Jurisdiction; Waiver of Jury Trial. The parties hereto hereby agree and consent to be subject to the exclusive jurisdiction of the Court of Chancery of the State of Delaware or, to the extent such court declines jurisdiction, first to any federal court, or second, to any state court, each located in Wilmington, Delaware, to the exclusion of other courts, and hereby waive the right to assert the lack of personal or subject matter jurisdiction or improper venue in connection with any such suit, action or other proceeding. In furtherance of the foregoing, each of the parties hereto (a) waives the defense of inconvenient forum, (b) agrees not to commence any suit, action or other proceeding arising out of this Agreement or any transactions contemplated hereby other than in any such court, and (c) agrees that a final judgment in any such suit, action or other proceeding shall be conclusive and may be enforced in other jurisdictions by suit or judgment or in any other manner provided by Law. Nothing herein contained shall be deemed to affect the right of any Party to serve process in any manner permitted by Law or to commence legal proceedings or otherwise proceed against any other party in any other jurisdiction, in each case, to enforce judgments obtained in any Action brought pursuant to this Section 7.8. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION BASED UPON, ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. Without limiting the foregoing, each party hereto hereby agrees that service of process upon such party in any action or proceeding contemplated by this Section 7.8 shall be effective if notice is given in accordance with Section 7.2.

7.9 Severability. If any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

7.10 No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

7.11 Remedies.

7.11.1 The parties agree that Holdings and BigBear would suffer irreparable damage if this Agreement was not performed or the Closing is not consummated in accordance with its specific terms or was otherwise breached and that money damages or other legal remedies would not be an adequate remedy for any such damage. It is accordingly agreed that Holdings and BigBear shall be entitled to equitable relief, including in the form of an injunction or injunctions, to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, including Holder’s obligations to vote its Covered Shares as provided in this Agreement, without proof of actual damages or the inadequacy of monetary damages as a remedy, in an appropriate court of competent jurisdiction as set forth in Section 7.8, this being in addition to any other remedy to which any party is entitled at law or in equity, including money damages. The right to specific enforcement shall include the right of Holdings or BigBear to cause Holder to cause the transactions contemplated hereby to be consummated on the terms and subject to the conditions and limitations set forth in this Agreement. The parties hereto further agree (i) to waive any requirement for the security or posting of any bond in connection with any such equitable remedy, (ii) not to assert that a remedy of specific enforcement pursuant to this Section 7.11 is unenforceable, invalid, contrary to applicable law or inequitable for any reason and (iii) to waive any defenses in any action for specific performance, including the defense that a remedy at law would be adequate.

7.11.2 The parties acknowledge and agree that this Section 7.11 is an integral part of the transactions contemplated hereby and without that right, the parties hereto would not have entered into this Agreement.

7.11.3 In any dispute arising out of or related to this Agreement, or any other agreement, document, instrument or certificate contemplated hereby, or any transactions contemplated hereby or thereby, the applicable adjudicating body shall award to the prevailing party, if any, the costs and attorneys’ fees reasonably incurred by the prevailing party in connection with the dispute and the enforcement of its rights under this Agreement or any other agreement, document, instrument or certificate contemplated hereby and, if the adjudicating body determines a party to be the prevailing party under circumstances where the prevailing party won on some but not all of the claims and counterclaims, the adjudicating body may award the prevailing party an appropriate percentage of the costs and attorneys’ fees reasonably incurred by the prevailing party in connection with the adjudication and the enforcement of its rights under this Agreement or any other agreement, document, instrument or certificate contemplated hereby or thereby.

7.12 Survival of Representations and Warranties. None of the representations and warranties made by the parties hereto in this Agreement shall survive the Closing.

7.13 No Broker or Finder. Holder represents and warrants to the BigBear Parties that no broker, finder or other financial consultant has acted on its behalf in connection with this Agreement or the transactions contemplated hereby in such a way as to create any liability on a BigBear Party. Holder agrees to indemnify and save each BigBear Party harmless from any claim or demand for commission or other compensation by any broker, finder, financial consultant or similar agent claiming to have been employed by or on behalf of a BigBear Party and to bear the cost of legal expenses incurred in defending against any such claim.

7.14 Headings and Captions. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

7.15 Counterparts. This Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered any form of electronic delivery, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

7.16 Construction. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The word “or” shall be disjunctive but not exclusive. The parties hereto intend that each representation, warranty, and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party has not breached will not detract from or mitigate the fact that such party is in breach of the first representation, warranty, or covenant.

7.17 Mutual Drafting. This Agreement is the joint product of the parties hereto and each provision hereof has been subject to the mutual consultation, negotiation and agreement of the parties hereto and shall not be construed for or against any party.

7.18 Consent to Disclosure. Holder hereby consents to the publication and disclosure in the Proxy Statement (and, as and to the extent otherwise required by the federal securities laws or the SEC or any other securities authorities, any other documents or communications provided or filed by the Issuer, Holdings or BigBear to or with any Governmental Authority or to securityholders of the Issuer) of Holder’s identity and beneficial ownership of Covered Shares and the nature of Holder’s commitments, arrangements and understandings under and relating to this Agreement and, if deemed appropriate by the Issuer, Holdings or BigBear, a copy of this Agreement. Holder will promptly provide any information reasonably requested by the Issuer, Holdings or BigBear for any regulatory application or filing made or approval sought in connection with the Transactions (including filings with the SEC).

7.19 No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in any BigBear Party any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares.

7.20 Certificates. Promptly following the date of this Agreement, Holder shall advise the Issuer’s transfer agent in writing that Holder’s Covered Shares are subject to the restrictions set forth herein and, in connection herewith, provide the Issuer’s transfer agent in writing with such information as is reasonable to ensure compliance with such restrictions.

7.21 No Partnership, Agency or Joint Venture. This Agreement is intended to create a contractual relationship among Holder and the BigBear Parties, and is not intended to create, and does not create, any agency, partnership, joint venture or any like relationship between or among the parties.

[Signature Page Follows]

IN WITNESS WHEREOF, each of Holdings, BigBear and Holder has executed or caused this Voting and Support Agreement to be executed by its duly authorized representative as of the date set forth below.

HOLDINGS

BBAI ULTIMATE HOLDINGS, LLC

By:	/s/ Jeff Hart
Name: Jeff Hart
Title: Vice President and Secretary

Signature Page to Voting and Support Agreement

BIGBEAR

BIGBEAR.AI HOLDINGS, LLC

By:	/s/ Jeff Hart
Name: Jeff Hart
Title: Vice President and Secretary

Signature Page to Voting and Support Agreement

HOLDER

GIGACQUISITIONS4, LLC

By:	/s/ Dr. Avi Katz
Name:	Dr. Avi Katz
Title:	President and Chief Executive Officer

Acquiror Shares: 8,310,000

Notice Address:

GigAcquisitions4, LLC
1731 Embarcadero Rd., Suite 200
Palo Alto, CA 94303
Attention: Dr. Avi Katz, President and Chief Executive Officer

Email: [***]

with a copy to:

DLA Piper LLP (US)
555 Mission Street
Suite 2400
San Francisco, CA 94105
Attention: Jeffrey Selman; John Maselli

Email: jeffrey.selman@us.dlapiper.com; john.maselli@us.dlapiper.com

Signature Page to Voting and Support Agreement

HOLDER

DOROTHY D. HAYES

By:	/s/ Dorothy D. Hayes
Title:	Strategic Advisor

Acquiror Shares: 10,000

Notice Address:
1731 Embarcadero Rd., Suite 200
Palo Alto, CA 94303

Email: [***]

with a copy to:

DLA Piper LLP (US)
555 Mission Street
Suite 2400
San Francisco, CA 94105
Attention: Jeffrey Selman; John Maselli

Email: jeffrey.selman@us.dlapiper.com; john.maselli@us.dlapiper.com

Signature Page to Voting and Support Agreement

HOLDER

BRAD WEIGHTMAN

By:	/s/ Brad Weightman
Title:	VP and Chief Financial Officer

Acquiror Shares: 5000

Notice Address:
1731 Embarcadero Rd., Suite 200
Palo Alto, CA 94303

Email: [***]

with a copy to:

DLA Piper LLP (US)
555 Mission Street
Suite 2400
San Francisco, CA 94105
Attention: Jeffrey Selman; John Maselli

Email: jeffrey.selman@us.dlapiper.com; john.maselli@us.dlapiper.com

Signature Page to Voting and Support Agreement

Annex F

INVESTOR RIGHTS AGREEMENT

THIS INVESTOR RIGHTS AGREEMENT (as it may be amended, supplemented or restated from time to time in accordance with its terms, this “Investor Rights Agreement”), dated as of June 4, 2021 (the “Effective Date”), is made by and among (i) GigCapital4, Inc., a Delaware corporation (“PubCo”); (ii) BBAI Ultimate Holdings, LLC, a Delaware limited liability company (“Ultimate Holdings”, together with any of its Permitted Transferees (as defined herein) that have executed a joinder to this Investor Rights Agreement, the “Partners” and each a “Partner”), (iii) GigAcquisition4, LLC, a Delaware limited liability company (the “Sponsor”), (iv) Oppenheimer & Co. Inc. and Nomura Securities International, Inc. (together, the “Original Underwriter Representatives”), and (v) the Persons listed as Other Holders on the signature pages hereto and each other Person who executes a joinder as an “Other Holder” (collectively, the “Other Holders”). Each of PubCo, the Partner(s), the Sponsor, the Original Underwriter Representatives and the Other Holders may be referred to herein as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, PubCo has entered into that certain Agreement and Plan of Merger, dated as of the Effective Date (as it may be amended, supplemented or restated from time to time in accordance with the terms of such agreement, the “Merger Agreement”), by and among PubCo, Ultimate Holdings, BigBear.ai Holdings, LLC, a Delaware limited liablity company and wholly owned subsidiary of Ultimate Holdings (“Holdings”), and GigCapital4 Merger Sub Corporation, a Delaware corporation (“Merger Sub”), in connection with the business combination (the “Business Combination”) set forth in the Merger Agreement;

WHEREAS, pursuant to the Merger Agreement, (i) Merger Sub will merge with and into Holdings (the “First Merger”), with Holdings being the surviving entity of the First Merger (Holdings, in its capacity as the surviving entity of the First Merger, the “Initial Surviving Company”); and (ii) immediately following the First Merger and as part of the same overall transaction as the First Merger, the Initial Surviving Company will merge with and into PubCo (the “Second Merger”), with PubCo being the surviving entity of the Second Merger;

WHEREAS, PubCo, the Sponsor, the Original Underwriter Representatives, Brad Weightman and Dorothy D. Hayes entered into that certain Registration Rights Agreement, dated as of February 8, 2021 and subsquently amended by that certain Amendment to Registration Rights Agreement, dated as of March 31, 2021 (as further amended, the “Original RA”);

WHEREAS, in connection with the execution of this Investor Rights Agreement, PubCo, the Sponsor, the Original Underwriter Representatives and such other parties desire to terminate the Original RA and replace it with this Investor Rights Agreement; and

WHEREAS, on the Effective Date, the Parties desire to set forth their agreement with respect to governance, registration rights and certain other matters, in each case in accordance with the terms and conditions of this Investor Rights Agreement;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Investor Rights Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. As used in this Investor Rights Agreement, the following terms shall have the following meanings:

“Action” has the meaning set forth in Section 5.13(a).

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“Adverse Disclosure” means any public disclosure of material non-public information, which disclosure, in the good faith determination of the Board, after consultation with counsel to PubCo, (a) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any Prospectus and any preliminary Prospectus, in the light of the circumstances under which they were made) not misleading, (b) would not be required to be made at such time if the Registration Statement were not being filed, and (c) PubCo determines that the offer or sale of Registrable Securities would reasonably be expected to have a material adverse effect on any proposal or plan by PubCo or any of its subsidiaries to engage in any material acquisition of assets or stock (other than in the ordinary course of business) or any material merger, consolidation, tender offer, recapitalization, reorganization, financing or other transaction involving PubCo and either (x) PubCo has a bona fide business purpose for preserving the confidentiality of such transaction, (y) disclosure would have a material adverse effect on PubCo or PubCo’s ability to consummate such transaction, or (z) such transaction renders PubCo unable to comply with SEC requirements, in each case under circumstances that would make it impractical or inadvisable to cause the registration statement (or such filings) to become effective or to promptly amend or supplement the registration statement on a post effective basis, as applicable.

“Affiliate” of any particular Person means any other Person controlling, controlled by or under common control with such Person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, its capacity as a sole or managing member or otherwise; provided, that no Party or affiliate thereof shall be deemed an Affiliate of PubCo or any of its subsidiaries for purposes of this Investor Rights Agreement.

“Automatic Shelf Registration Statement” has the meaning set forth in Rule 405 promulgated by the SEC pursuant to the Securities Act.

“Beneficially Own” has the meaning set forth in Rule 13d-3 promulgated under the Exchange Act.

“Board” means the board of directors of PubCo.

“Business Combination” has the meaning set forth in the Recitals.

“Business Day” means any day except a Saturday, a Sunday or any other day on which commercial banks are required or authorized to close in the States of California or New York.

“Bylaws” means the bylaws of PubCo, as in effect on the Closing Date, as the same may be amended from time to time.

“Certificate of Incorporation” means the certificate of incorporation of PubCo, as in effect on the Closing Date, as the same may be amended from time to time.

“Charitable Distribution” means the distribution or similar Transfer of shares of Common Stock by a Holder to its partners, members, stockholders or other equityholders solely to effect charitable donations in connection with a Transfer of shares of Common Stock by such Holder that is otherwise permitted under this Investor Rights Agreement (other than, for the avoidance of doubt, a Transfer solely permitted pursuant to clause (iii) of Section 4.2); provided, that the aggregate amount of shares of Common Stock subject to the Charitable Distribution, together with such shares of Common Stock otherwise Transferred by such Holder in connection therewith, shall not exceed the aggregate amount of shares of Common Stock that such Holder would have been permitted to so Transfer.

“Closing” has the meaning given to such term in the Merger Agreement.

“Closing Date” has the meaning given to such term in the Merger Agreement.

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“Common Stock” means shares of the common stock, par value $0.0001 per share, of PubCo, including (i) any shares of such common stock issuable upon the exercise of any warrant or other right to acquire shares of such common stock, (ii) any shares of such common stock issuable upon conversion of the Notes (as defined in the Merger Agreement), and (iii) any Equity Securities of PubCo that may be issued or distributed or be issuable with respect to such common stock by way of conversion, dividend, stock split or other distribution, merger, consolidation, exchange, recapitalization or reclassification or similar transaction.

“Confidential Information” has the meaning set forth in Section 2.2.

“Demand Delay” has the meaning set forth in Section 3.2(a)(i).

“Demand Initiating Holders” has the meaning set forth in Section 3.2(a).

“Demand Period” has the meaning set forth in Section 3.2(c).

“Demand Registration” has the meaning set forth in Section 3.2(a).

“Distribution” means a distribution (other than a Charitable Distribution), however structured (including through dissolution), by any Holder of Equity Securities of PubCo to such Holder’s limited partners, members or equityholders (as applicable).

“Effective Date” has the meaning set forth in the Preamble.

“Equity Securities” means, with respect to any Person, all of the shares of capital stock or equity of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock or equity of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock or equity of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares or equity (or such other interests), restricted stock awards, restricted stock units, equity appreciation rights, phantom equity rights, profit participation and all of the other ownership or profit interests of such Person (including partnership or member interests therein), whether voting or nonvoting.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto, as the same shall be in effect from time to time.

“Family Member” means with respect to (i) any individual, a spouse, lineal descendant (whether natural or adopted) or spouse of a lineal descendant of such individual or any trust created for the benefit of such individual or of which any of the foregoing is a beneficiary or (ii) any trust, (x) any current or former employee of PubCo and its subsidiaries or prior to the Closing Date, Holdings and its subsidiaries, who is a trustee or beneficiary of such trust, and any spouse, lineal descendant (whether natural or adopted) or spouse of a lineal descendant of such current or former employee or any other trust created for the benefit of such current or former employee or of which any of the foregoing is a beneficiary and (y) to the extent such trust is a Partner, any current or former employee of PubCo and its subsidiaries or prior to the Closing Date, Holdings and its subsidiaries whose spouse, lineal descendant (whether natural or adopted) or lineal descendant’s spouse is a trustee or beneficiary of such trust, and any spouse, lineal descendant (whether natural or adopted) or spouse of a lineal descendant of such current or former employee or any other trust created for the benefit of such current or former employee or of which any of the foregoing is a beneficiary.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“First Merger” has the meaning set forth in the Recitals.

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“Governmental Entity” means any nation or government, any state, province or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any court, arbitrator (public or private) or other body or administrative, regulatory or quasi-judicial authority, agency, department, board, commission or instrumentality of any federal, state, local or foreign jurisdiction.

“Holder” means any holder of Registrable Securities who is a Party to, or who succeeds to rights under, this Investor Rights Agreement pursuant to Section 5.1; provided, that, a Party who does not hold Registrable Securities as of the Closing Date and who acquires Registrable Securities after the Closing Date will not be a Holder until such Party gives PubCo a representation in writing of the number of Registrable Securities it holds.

“Holder Indemnitees” has the meaning set forth in Section 5.13(a).

“Holdings” has the meaning set forth in the Recitals.

“Indemnification Sources” has the meaning set forth in Section 5.13(c).

“Indemnified Liabilities” has the meaning set forth in Section 5.13(a).

“Indemnified Party” has the meaning set forth in Section 3.6(c).

“Indemnitee-Related Entities” has the meaning set forth in Section 5.13(c).

“Initial Surviving Company” has the meaning set forth in the Recitals.

“In-Kind Distribution” means any Charitable Distribution or Distribution.

“Insider Letter” means that certain letter agreement re: Initial Public Offering among PubCo, the Sponsor and the Original Underwriter Representatives, dated as of February 8, 2021, as amended.

“Institutional Partners” means any Partner that is not a current or former employee of Holdings, Pubco or any of their respective subsidiaries or an Affiliate or Family Member of such employee.

“Investor Rights Agreement” has the meaning set forth in the Preamble.

“Joint Director” has the meaning set forth in Section 2.1(a).

“Laws” means all laws, acts, statutes, constitutions, treaties, ordinances, codes, rules, regulations, and rulings of a Governmental Entity, including common law. All references to “Laws” shall be deemed to include any amendments thereto, and any successor Law, unless the context otherwise requires.

“Lock-Up Period” means the period commencing on the Closing Date and ending on the date that is six (6) months following the Closing Date.

“Lock-Up Shares” has the meaning set forth in Section 4.1.

“Market Stand-Off Period” has the meaning set forth in Section 3.11.

“Marketed” means an Underwritten Shelf Take-Down or other Underwritten Offering, as applicable, that involves the use or involvement of a customary “road show” (including an “electronic road show”) or other substantial marketing effort by Underwriters over a period of at least 48 hours.

“Marketed Underwritten Shelf Take-Down” has the meaning set forth in Section 3.1(d)(iii).

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“Merger Agreement” has the meaning set forth in the Recitals.

“Necessary Action” means, with respect to any Party and a specified result, all actions (to the extent such actions are not prohibited by applicable Law and within such Party’s control, and in the case of any action that requires a vote or other action on the part of the Board to the extent such action is consistent with fiduciary duties that PubCo’s directors may have in such capacity) reasonably necessary to cause such result, including (a) calling special meetings of stockholders, (b) voting or providing a written consent or proxy, if applicable in each case, with respect to shares of Common Stock, (c) causing the adoption of stockholders’ resolutions and amendments to the Organizational Documents, (d) executing agreements and instruments, (e) making, or causing to be made, with Governmental Entities, all filings, registrations or similar actions that are required to achieve such result and (f) nominating or appointing certain Persons (including to fill vacancies) and providing the highest level of support for election of such Persons to the Board in connection with the annual or special meeting of stockholders of PubCo.

“Non-Marketed” means an Underwritten Shelf Take-Down that is not a Marketed Underwritten Shelf Take-Down.

“Non-Underwritten Shelf Take-Down” has the meaning set forth in Section 3.1(d)(iv)(A).

“Note Subscription Agreements” has the meaning given to such term in the Merger Agreement.

“Organizational Documents” means the Certificate of Incorporation and the Bylaws.

“Original RA” has the meaning set forth in the Recitals.

“Original Underwriter Representatives” has the meaning set forth in the Preamble.

“Other Holders” has the meaning set forth in the Preamble.

“Partner Director” has the meaning set forth in Section 2.1(a).

“Partner” has the meaning set forth in the Preamble.

“Party” has the meaning set forth in the Preamble.

“PE Fund” means (a) a private equity investment fund that makes investments in multiple portfolio companies, or PubCo or any of its subsidiaries, together with any alternative investment vehicles related to that private equity investment fund and (b) any investment vehicle directly or indirectly wholly owned by any fund described in the foregoing clause (a).

“Permitted Transferee” means, with respect to any Person, (a) if such Person is an entity, any direct holder of Equity Securities of such Person, (b) any Family Member of such Person, (c) any Affiliate of such Person, (d) any Affiliate of any Family Member of such Person (excluding any Affiliate under this clause (d) who operates or engages in a business which competes with the business of PubCo and its subsidiaries), and (e) other than for the purpose of Article II and any related definitions (including the definition of Registrable Securities), any lender or other debt financing source who provides a bona fide revolving credit facility to such Person that is secured by Equity Securities held by such Person (other than or in addition to Equity Securities of PubCo).

“Person” means any natural person, sole proprietorship, partnership, trust, unincorporated association, corporation, limited liability company, entity or Governmental Entity.

“Private PubCo Equity Securities” has the meaning set forth in Section 4.1(d).

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“Prospectus” means the prospectus included in any Registration Statement, all amendments (including post-effective amendments) and supplements to such prospectus, and all material incorporated by reference in such prospectus.

“PubCo” has the meaning set forth in the Preamble.

“Registrable Securities” means (a) any shares of Common Stock, (b) any Warrants or any shares of Common Stock issued or issuable upon the exercise thereof and (c) any Equity Securities of PubCo or any subsidiary of PubCo that may be issued or distributed or issuable with respect to the securities referred to in clauses (a) or (b) by way of conversion, dividend, stock split or other distribution, merger, consolidation, exchange, recapitalization or reclassification or similar transaction, in each case, held directly or indirectly by a Partner, the Sponsor, the Original Underwriter Representatives or the Other Holders, or in each case, any of their respective Permitted Transferees; provided that, such securities shall cease to be Registrable Securities when: (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (B) such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by PubCo and subsequent public distribution of such securities shall not require registration under the Securities Act; (C) such securities shall have ceased to be outstanding; (D) such securities have been sold without registration pursuant to Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission); or (E) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

“Registration” means a registration, including any related Shelf Take-Down, effected by preparing and filing a registration statement, prospectus or similar document in compliance with the requirements of the Securities Act, and such registration statement becoming effective.

“Registration Expenses” means the expenses of a Registration or other Transfer pursuant to the terms of this Investor Rights Agreement, including (a) all SEC or stock exchange registration and filing fees (including, if applicable, the fees and expenses of any “qualified independent underwriter,” as such term is defined in Rule 5121 of FINRA (or any successor provision), and of its counsel), (b) all fees and expenses of complying with securities or blue sky Laws (including fees and disbursements of counsel for the Underwriters in connection with blue sky qualifications of the Registrable Securities), (c) all printing, messenger and delivery expenses, (d) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange and all rating agency fees, (e) the fees and disbursements of counsel for PubCo and of its independent public accountants, including the expenses of any special audits and/or comfort letters required by or incident to such performance and compliance, (f) any fees and disbursements of Underwriters customarily paid by the issuers or sellers of securities, including liability insurance if PubCo so desires or if the Underwriters so require, and the reasonable fees and expenses of any special experts retained in connection with the requested registration, but excluding underwriting discounts and commissions and transfer taxes, if any, (g) the reasonable and documented fees and out-of-pocket expenses of one (1) counsel for all of the Holders participating in such Registration or other Transfer, selected by such Holders that own a majority of the Registrable Securities participating in such Registration or other Transfer, (h) the costs and expenses of PubCo relating to analyst and investor presentations or any “road show” undertaken in connection with the Registration and/or marketing of the Registrable Securities (including the expenses of the Holders) and (i) any other fees and disbursements customarily paid by the issuers of securities.

“Registration Statement” means any registration statement that covers the Registrable Securities pursuant to the provisions of this Investor Rights Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

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“Representatives” means, with respect to any Person, any of such Person’s officers, directors, employees, agents, attorneys, accountants, actuaries, consultants, equity financing partners or financial advisors or other Person acting on behalf of such Person.

“Restricted Shelf Take-Down” means a Non-Marketed Underwritten Shelf Take-Down or a Non-Underwritten Shelf Take-Down.

“Restricted Take-Down Selling Holders” has the meaning set forth in Section 3.1(d)(iv)(B).

“SEC” means the United States Securities and Exchange Commission.

“Second Merger” has the meaning set forth in the Recitals.

“Section 721” means Section 721 of the Defense Production Act of 1950, as amended, and all regulations issued and effective thereunder.

“Securities Act” means the Securities Act of 1933, as amended, and any successor thereto, as the same shall be in effect from time to time.

“Shared Representative” has the meaning set forth in Section 2.2.

“Shelf Holder” means any Holder that owns Registrable Securities that have been registered on a Shelf Registration Statement.

“Shelf Registration” means a registration of securities pursuant to a Shelf Registration Statement filed with the SEC in accordance with and pursuant to Rule 415 promulgated under the Securities Act.

“Shelf Registration Statement” means a Registration Statement of PubCo filed with the SEC on either (a) Form S-3 (or any successor form or other appropriate form under the Securities Act) or (b) if PubCo is not permitted to file a Registration Statement on Form S-3, a Registration Statement on Form S-1 (or any successor form or other appropriate form under the Securities Act), in each case for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act covering the Registrable Securities, as applicable.

“Shelf Suspension” has the meaning set forth in Section 3.1(c).

“Shelf Take-Down” means any offering or sale of Registrable Securities initiated by a Shelf Take-Down Initiating Holder pursuant to a Shelf Registration Statement.

“Shelf Take-Down Initiating Holders” means the Partners and solely with respect to Non-Underwritten Shelf Take-Downs, the other Shelf Holders.

“Sponsor” has the meaning set forth in the Preamble.

“Sponsor Director” has the meaning set forth in Section 2.1(a).

“Subsequent Shelf Registration” has the meaning set forth in Section 3.1(b).

“Take-Down Participation Notice” has the meaning set forth in Section 3.1(d)(iv)(C).

“Take-Down Tagging Holder” has the meaning set forth in Section 3.1(d)(iv)(B)

“Transfer” means, when used as a noun, any voluntary or involuntary, direct or indirect, transfer, sale, pledge or hypothecation, distribution or other disposition by the Transferor (whether by operation of law or

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otherwise) and, when used as a verb, the Transferor voluntarily or involuntarily, directly or indirectly, transfers, sells, pledges or hypothecates, distributes or otherwise disposes of (whether by operation of law or otherwise), including, in each case, (a) the establishment or increase of a put equivalent position or liquidation with respect to, or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any security or (b) entry into any swap or other arrangement that transfers to another Person, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise; provided, that a transfer of partnership interests in any PE Fund or in any Person that holds a direct or indirect interest in such PE fund shall not be considered a Transfer. The terms “Transferee,” “Transferor,” “Transferred,” and other forms of the word “Transfer” shall have the correlative meanings. For avoidance of doubt, any In-Kind Distribution shall each be deemed a Transfer.

“Ultimate Holdings” has the meaning set forth in the Recitals.

“Underwriter” means any investment banker(s) and manager(s) appointed to administer the offering of any Registrable Securities as principal in an Underwritten Offering.

“Underwritten Offering” means a Registration in which securities of PubCo are sold to an Underwriter for distribution to the public.

“Underwritten Shelf Take-Down” has the meaning set forth in Section 3.1(d)(ii)(A).

“Underwritten Shelf Take-Down Notice” has the meaning set forth in Section 3.1(d)(ii)(A).

“Warrants” means the following outstanding warrants of PubCo, each exercisable for one share of Common Stock: (a) warrants to purchase 283,333 shares of Common Stock issued to the Sponsor pursuant to that certain Sponsor Unit Purchase Agreement, dated February 8, 2021, by and between the Sponsor and PubCo, for a purchase price of $11.50 per warrant and (b) warrants to purchase 83,200 shares of Common Stock issued to the Original Underwriter Representatives pursuant to that certain Unit Purchase Agreement, dated February 8, 2021, by and among the Original Underwriter Representatives and PubCo, for a purchase price of $11.50 per warrant.

“Well-Known Seasoned Issuer” has the meaning set forth in Rule 405 promulgated by the SEC pursuant to the Securities Act.

Section 1.2 Interpretive Provisions. For all purposes of this Investor Rights Agreement, except as otherwise provided in this Investor Rights Agreement or unless the context otherwise requires:

(a) the meanings of defined terms are applicable to the singular as well as the plural forms of such terms;

(b) the words “hereof”, “herein”, “hereunder” and words of similar import, when used in this Investor Rights Agreement, refer to this Investor Rights Agreement as a whole and not to any particular provision of this Investor Rights Agreement;

(c) the word “or” shall be disjunctive but not exclusive;

(d) references in this Investor Rights Agreement to any Law shall be deemed also to refer to such Law, and all rules and regulations promulgated thereunder;

(e) whenever the words “include”, “includes” or “including” are used in this Investor Rights Agreement, they shall mean “without limitation;”

(f) the captions and headings of this Investor Rights Agreement are for convenience of reference only and shall not affect the interpretation of this Investor Rights Agreement; and

(g) pronouns of any gender or neuter shall include, as appropriate, the other pronoun forms.

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ARTICLE II

GOVERNANCE

Section 2.1 Board of Directors.

(a) Composition of the Board. At and following the Closing, each of the Partner and the Sponsor, severally and not jointly, agrees to take, for so long as such Party holds of record or beneficially owns any Registrable Securities, all Necessary Action to cause the Board to be comprised of eleven (11) directors nominated in accordance with this Article II, initially consisting of (i) seven (7) of whom have been nominated by the Partners, and thereafter designated pursuant to Section 2.1(b) or Section 2.1(d) of this Investor Rights Agreement (each, a “Partner Director”), at least four (4) of whom shall satisfy all applicable independence requirements (including at least two (2) of whom shall be sufficiently independent to serve on the audit and compensation committees of the Board), (ii) three (3) of whom have been nominated by the Sponsor, and thereafter designated pursuant to Section 2.1(c) or Section 2.1(d) of this Investor Rights Agreement (each, a “Sponsor Director”), at least one (1) of whom shall satisfy all applicable independence requirements (including being sufficiently independent to serve on the audit committee of the Board as a chair and the compensation committee as a member), and (iii) one (1) of whom has been jointly nominated by the mutual agreement of Sponsor and the Partners (the “Joint Director”), which Joint Director shall satisfy all applicable independence requirements. At and following the Closing, each of the Sponsor and the Partners, severally and not jointly, agrees to take, for so long as such Party holds of record or beneficially owns any Registrable Securities, all Necessary Action to cause the foregoing directors to be divided into three (3) classes of directors, with each class serving for staggered three (3) year terms. The initial term of the Class I directors shall expire immediately following PubCo’s 2022 annual meeting of stockholders at which directors are elected. The initial term of the Class II directors shall expire immediately following PubCo’s 2023 annual meeting of stockholders at which directors are elected. The initial term of the Class III directors shall expire immediately following PubCo’s 2024 annual meeting at which directors are elected.

(b) Partner Representation. PubCo shall take all Necessary Action to include in the slate of nominees recommended by PubCo for election as directors at each applicable annual or special meeting of stockholders at which directors are to be elected (including, for the avoidance of doubt, the Special Meeting (as defined in the Merger Agreement)), a number of individuals designated by the Partners that, if elected, will result in the Partners having a number of directors serving on the Board as shown below:

Common Stock Beneficially Owned by the Partners as a Percentage of the Common Stock Beneficially Owned by the Partners on the Closing Date	Number of Partner Directors
50% or greater	7
40% or greater, but less than 50%	6
30% or greater, but less than 40%	5
20% or greater, but less than 30%	4
10% or greater, but less than 20%	3
5% or greater, but less than 10%	2
Greater than 0%, but less than 5%	1

For so long as the Board is divided into three (3) classes, PubCo agrees to take all Necessary Action to apportion the Partner Directors among such classes so as to maintain the proportion of the Partner Directors in each class as nearly as possible to the relative apportionment of the Partner Directors among the classes as contemplated in Section 2.1(a). For so long as the Partners beneficially own greater than 40% of the Common Stock beneficially owned by the Partners on the Closing Date, the Partners shall be entitled to designate one of their Partner Directors as the Chairman of the Board.

(c) Sponsor Representation. PubCo shall take all Necessary Action to include in the slate of nominees recommended by PubCo for election as directors at each applicable annual or special meeting of stockholders at which directors are to be elected including, for the avoidance of doubt, the Special Meeting,

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a number of individuals designated by the Sponsor that, if elected, will result in the Sponsor having a number of directors serving on the Board as shown below:

Common Stock Beneficially Owned by the Sponsor (and its Permitted Transferees) as a Percentage of the Common Stock Beneficially Owned by the Sponsor on the Closing Date	Number of Sponsor Directors
50% or greater	3
25% or greater, but less than 50%	2
Greater than 0%, but less than 25%	1

(d) Removal; Vacancies. The Partners or the Sponsor, as applicable, shall have the exclusive right to individually, in the case of Partner Directors or Sponsor Directors, as applicable, or jointly, in the case of the Joint Director, (i) remove their nominees from the Board, and PubCo shall take all Necessary Action to cause the removal of any such nominee at the request of the applicable Party and (ii) designate directors for election or appointment, as applicable, to the Board to fill vacancies created by reason of death, removal or resignation of its nominees to the Board, and PubCo shall take all Necessary Action to nominate or cause the Board to appoint, as applicable, replacement directors designated by the applicable Party to fill any such vacancies created pursuant to clause (i) or (ii) above as promptly as practicable after such designation (and in any event prior to the next meeting or action of the Board or applicable committee).

(e) Committees. In accordance with PubCo’s Organizational Documents, (i) the Board shall establish and maintain committees of the Board for (x) audit, (y) compensation and (z) nominating and corporate governance, and (ii) the Board may from time to time by resolution establish and maintain other committees of the Board. Subject to applicable Laws and stock exchange regulations, and subject to requisite independence requirements applicable to such committee, PubCo shall take, and each of the Partners and the Sponsor, severally and not jointly, agree to take, for so long as such Party holds of record any Registrable Securities, all Necessary Action to have at least one (1) Partner Director, at least one (1) Sponsor Director and the Joint Director appointed to serve on each committee of the Board, including (x) one (1) Partner Director and the Joint Director serving as members of, and one (1) Sponsor Director serving as the chair of, the audit committee, and (y) one (1) Partner Director and one (1) Sponsor Director serving as members of the compensation committee.

(f) Reimbursement of Expenses. PubCo shall reimburse the directors for all reasonable out-of-pocket expenses incurred in connection with their attendance at meetings of the Board and any committees thereof, including travel, lodging and meal expenses.

(g) Indemnification. PubCo shall provide such Partner Director or Sponsor Director with the same expense reimbursement, benefits, indemnity, exculpation and other arrangements provided to the other directors of PubCo and PubCo shall not amend, alter or repeal any right to indemnification or exculpation covering or benefiting any Partner Director or Sponsor Director nominated pursuant to this Investor Rights Agreement as and to the extent consistent with applicable Law, the Certificate of Incorporation, the Bylaws and any indemnification agreements with directors (whether such right is contained in the Organizational Documents or another document) (except to the extent such amendment or alteration permits PubCo to provide broader indemnification or exculpation rights on a retroactive basis than permitted prior thereto).

(h) Review of Nominees. Any nominee as a Partner Director, Sponsor Director or Joint Director (or alternate thereof) shall be subject to PubCo’s customary due diligence process, including its review of a completed questionnaire and a background check. Based on the foregoing, PubCo may reasonably object to any such nominee within fifteen (15) days of receiving such completed questionnaire and background check authorization, (i) provided it does so in good faith and (ii) solely to the extent such objection is based upon any of the following: (1) such nominee was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses); (2) such nominee was the subject of any order, judgment or decree not subsequently reversed, suspended or vacated of any court of competent jurisdiction, permanently or temporarily enjoining such proposed director from, or otherwise limiting, the following activities: (A) engaging in any type of business practice, or (B) engaging in any

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activity in connection with the purchase or sale of any security or in connection with any violation of federal or state securities Laws; (3) such nominee was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than sixty (60) days the right of such person to engage in any activity described in clause (2)(B), or to be associated with persons engaged in such activity; (4) such nominee was found by a court of competent jurisdiction in a civil action or by the SEC to have violated any federal or state securities Law, and the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended or vacated; or (5) such nominee was the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated, relating to a violation of any federal or state securities Laws or regulations. In the event the Board reasonably finds any such nominee to be unsuitable based upon one or more of the foregoing clauses (1) through (5) and reasonably objects to such nominated director, the applicable Holder shall be entitled to propose a different nominee to the Board within thirty (30) days of PubCo’s notice to such Holder of its objection to such nominee and such replacement nominee shall be subject to the review process outlined in this Section 2.1(h).

Section 2.2 Sharing of Information. To the extent permitted by antitrust, competition or any other applicable Law, each of PubCo, each of the Partners and the Sponsor agrees and acknowledges that the directors designated by the Partners and the Sponsor, may share confidential, non-public information about PubCo and its subsidiaries (“Confidential Information”) with the Partners and the Sponsor, as applicable. Each of the Partners and the Sponsor recognizes that it, or its Affiliates and Representatives, has acquired or will acquire Confidential Information the use or disclosure of which could cause PubCo substantial loss and damages that could not be readily calculated and for which no remedy at Law would be adequate. Accordingly, each of the Partners and the Sponsor covenants and agrees that it will not (and will cause its respective controlled Affiliates and Representatives not to) at any time, except with the prior written consent of PubCo, directly or indirectly, disclose any Confidential Information known to it to any third party, unless (a) such information becomes known to the public through no fault of such Party, (b) disclosure is required by applicable Law (including any filing following the Closing Date with the SEC pursuant to applicable securities Laws) or by a court of competent jurisdiction or requested by a Governmental Entity; provided, that (other than in the case of any required filing following the Closing Date with the SEC or in connection with any routine audit or examination as described below) such Party (to the extent legally permissible) promptly notifies PubCo of such requirement or request and takes commercially reasonable steps, at the sole cost and expense of PubCo, to minimize the extent of any such required disclosure, (c) such information was available or becomes available to such Party before, on or after the Effective Date, without restriction, from a source (other than PubCo) without any breach of duty to PubCo or (d) such information was independently developed by such Party or its Representatives without the use of the Confidential Information. Notwithstanding the foregoing, nothing in this Investor Rights Agreement shall prohibit any of the Partners or the Sponsor from disclosing Confidential Information (x) to any Affiliate, Representative, limited partner, member or shareholder of such Party, provided, that such Person shall be bound by an obligation of confidentiality with respect to such Confidential Information and such Party shall be responsible for any breach of this Section 2.2 by any such Person or (y) if such disclosure is made to a Governmental Entity or regulatory authority with jurisdiction over such Party in connection with a routine audit or examination that is not specifically directed at PubCo or the Confidential Information, provided that such Party shall request that confidential treatment be accorded to any information so disclosed. No Confidential Information shall be deemed to be provided to any Person, including any Affiliate of the Partners or the Sponsor, unless such Confidential Information is actually provided to such Person. Furthermore, receipt of Confidential Information shall not be imputed to any Affiliate of the Partners or the Sponsor solely by virtue of the fact that the party serves in a similar capacity for such Affiliate (a “Shared Representative”) and has received Confidential Information unless a Shared Representative (1) conveys, shares or communicates, in any manner, Confidential Information to such Affiliate or (2) participates, directly or indirectly, on behalf of such Affiliate in activities prohibited by this Agreement.

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ARTICLE III

REGISTRATION RIGHTS

Section 3.1 Shelf Registration.

(a) Filing. PubCo shall file, as soon as is reasonably practicable and in any event within forty-five (45) days following the Closing Date, a Shelf Registration Statement covering the resale of all Registrable Securities (except as determined by PubCo pursuant to Section 3.7 as of two (2) Business Days prior to such filing) on a delayed or continuous basis. PubCo shall use its reasonable best efforts to cause such Shelf Registration Statement to become effective under the Securities Act as soon as practicable after such filing, but in no event later than sixty (60) calendar days, or the earlier of (i) the 120th calendar day if the SEC notifies PubCo that it will “review” the Shelf Registration Statement or (ii) the tenth (10th) business day after the date PubCo is notified (orally or in writing, whichever is earlier) by the SEC that such Shelf Registration Statement will not be “reviewed” or will not be subject to further review and, once effective, to keep the Shelf Registration Statement continuously effective under the Securities Act at all times until all Registrable Securities and other securities covered by the Shelf Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Shelf Registration Statement or such securities have been withdrawn after the Closing Date. PubCo shall maintain such Shelf Registration Statement in accordance with the terms of this Investor Rights Agreement, and shall prepare and file with the SEC such amendments, including post-effective amendments, and supplements as may be necessary to keep such Shelf Registration Statement continuously effective, available for use and in compliance with the provisions of the Securities Act until such time as of which all Registrable Securities registered by such Shelf Registration Statement have been sold or cease to be Registrable Securities. In the event PubCo files a Shelf Registration Statement on Form S-1, PubCo shall use its commercially reasonable efforts to convert such Shelf Registration Statement (and any Subsequent Shelf Registration) to a Shelf Registration Statement on Form S-3 as soon as practicable after PubCo is eligible to use Form S-3. PubCo shall also use its reasonable best efforts to file any replacement or additional Shelf Registration Statement and use reasonable best efforts to cause such replacement or additional Shelf Registration Statement to become effective prior to the expiration of the initial Shelf Registration Statement filed pursuant to this Section 3.1(a).

(b) Subsequent Shelf Registration. If any Shelf Registration Statement ceases to be effective under the Securities Act for any reason at any time while there remain any Registrable Securities registered by such Shelf Registration Statement, PubCo shall use its reasonable best efforts to as promptly as is reasonably practicable cause such Shelf Registration Statement to again become effective under the Securities Act (including obtaining the prompt withdrawal of any order suspending the effectiveness of such Shelf Registration Statement), and shall use its reasonable best efforts to as promptly as is reasonably practicable amend such Shelf Registration Statement in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Shelf Registration Statement or file an additional Registration Statement as a Shelf Registration (a “Subsequent Shelf Registration”) registering the resale of all outstanding Registrable Securities registered by such prior Shelf Registration Statement. If a Subsequent Shelf Registration is filed, PubCo shall use its reasonable best efforts to (i) cause such Subsequent Shelf Registration to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof (it being agreed that the Subsequent Shelf Registration shall be an Automatic Shelf Registration Statement if PubCo is a Well-Known Seasoned Issuer) and (ii) keep such Subsequent Shelf Registration continuously effective, available for use and in compliance with the provisions of the Securities Act until such time as of which all Registrable Securities registered by such Subsequent Shelf Registration have been sold or cease to be Registrable Securities.

(c) Suspension of Filing or Registration. If PubCo shall furnish to the Shelf Holders a certificate signed by the chief executive officer or equivalent senior executive of PubCo, stating that the filing, effectiveness or continued use of any Shelf Registration Statement would require PubCo to make an Adverse Disclosure, then PubCo shall have a period of not more than sixty (60) days within which to delay the filing or effectiveness (but not the preparation) of such Shelf Registration Statement or, in the case of a Shelf

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Registration Statement that has been declared effective, to suspend the use by Shelf Holders of such Shelf Registration Statement (in each case, a “Shelf Suspension”); provided, however, that PubCo shall not be permitted to exercise in any twelve (12) month period (i) more than one (1) Shelf Suspension pursuant to this Section 3.1(c) and Demand Delay pursuant to Section 3.2(a)(i) in the aggregate, unless consented to in writing by the Partners or (ii) aggregate Shelf Suspensions pursuant to this Section 3.1(c) and Demand Delays pursuant to Section 3.2(a)(i) of more than ninety (90) days. Each Holder shall keep confidential the fact that a Shelf Suspension is in effect, and the certificate referred to above and its contents for the permitted duration of the Shelf Suspension or until otherwise notified by PubCo, except (A) for disclosure to such Holder’s employees, agents and professional advisers who need to know such information and are obligated to keep it confidential, (B) for disclosures to the extent required in order to comply with reporting obligations to its limited partners who have agreed to keep such information confidential and (C) as required by Law. In the case of a Shelf Suspension that occurs after the effectiveness of the applicable Shelf Registration Statement, the Shelf Holders agree to suspend use of the applicable Prospectus for the permitted duration of such Shelf Suspension in connection with any sale or purchase of, or offer to sell or purchase, Registrable Securities, upon receipt of the certificate referred to above. PubCo shall immediately notify the Holders or Shelf Holders, as applicable, upon the termination of any Shelf Suspension, and (x) in the case of a Shelf Registration Statement that has not been declared effective, shall promptly thereafter file the Shelf Registration Statement and use its reasonable best efforts to have such Shelf Registration Statement declared effective under the Securities Act and (y) in the case of an effective Shelf Registration Statement, shall amend or supplement the Prospectus, if necessary, so it does not contain any material misstatement or omission prior to the expiration of the Shelf Suspension and furnish to the Shelf Holders such numbers of copies of the Prospectus as so amended or supplemented as the Shelf Holders may reasonably request. PubCo agrees, if necessary, to supplement or make amendments to the Shelf Registration Statement if required by the registration form used by PubCo for the Registration or by the instructions applicable to such registration form or by the Securities Act or the rules or regulations promulgated thereunder or as may reasonably be requested by the Shelf Holders Beneficially Owning a majority of the Registrable Securities then outstanding.

(d) Shelf Take-Downs.

(i) Generally. Subject to the terms and provisions of this Article III, following the Lock-Up Period, a Shelf Take-Down Initiating Holder may initiate a Shelf Take-Down that, at the option of such Shelf Take-Down Initiating Holder (A) is in the form of an Underwritten Shelf Take-Down or a Shelf Take-Down that is not an Underwritten Shelf Take-Down and (B) in the case of an Underwritten Shelf Take-Down, is Non-Marketed or Marketed, in each case, as shall be specified in the written demand delivered by the Shelf Take-Down Initiating Holder to PubCo pursuant to the provisions of this Section 3.1(d).

(ii) Underwritten Shelf Take-Downs.

(A) A Shelf Take-Down Initiating Holder may elect in a written demand delivered to PubCo (an “Underwritten Shelf Take-Down Notice”) for any Shelf Take-Down that it has initiated to be in the form of an underwritten offering (an “Underwritten Shelf Take-Down”), and PubCo shall, if so requested, file and effect an amendment or supplement of the Shelf Registration Statement for such purpose as soon as practicable. The Shelf Holders that own a majority of the Registrable Securities to be offered for sale in such Underwritten Shelf Take-Down shall have the right to select the Underwriter or Underwriters to administer such Underwritten Shelf Take-Down; provided, that such Underwriter or Underwriters shall be reasonably acceptable to PubCo.

(B) With respect to any Underwritten Shelf Take-Down (including any Marketed Underwritten Shelf Take-Down), in the event that a Shelf Holder otherwise would be entitled to participate in such Underwritten Shelf Take-Down pursuant to this Section 3.1(d)(ii), Section 3.1(d)(iii) or Section 3.1(d)(iv), as the case may be, the right of such Shelf Holder to participate in such Underwritten Shelf Take-Down shall be conditioned upon such Shelf Holder’s

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participation in such underwriting and the inclusion of such Shelf Holder’s Registrable Securities in the Underwritten Offering to the extent provided herein. PubCo, together with all Shelf Holders proposing to distribute their securities through such Underwritten Shelf Take-Down, shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected in accordance with Section 3.1(d)(ii)(A). Notwithstanding any other provision of this Section 3.1, if the Underwriter shall advise PubCo that marketing factors (including an adverse effect on the per security offering price) require a limitation of the number of Registrable Securities to be underwritten in an Underwritten Shelf Take-Down, then PubCo shall so advise all Shelf Holders that have requested to participate in such Underwritten Shelf Take-Down, and the number of Registrable Securities that may be included in such Underwritten Shelf Take-Down shall be allocated pro rata among such Shelf Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Shelf Holders at the time of such Underwritten Shelf Take-Down; provided, that any Registrable Securities thereby allocated to a Shelf Holder that exceed such Shelf Holder’s request shall be reallocated among the remaining Shelf Holders in like manner; and provided, further, that the number of Registrable Securities to be included in such Underwritten Shelf Take-Down shall not be reduced unless all other Equity Securities of PubCo are first entirely excluded from any contemporaneous Underwritten Offering. No Registrable Securities excluded from an Underwritten Shelf Take-Down by reason of the Underwriter’s marketing limitation shall be included in such underwritten offering.

(iii) Marketed Underwritten Shelf Take-Downs. The Shelf Take-Down Initiating Holder submitting an Underwritten Shelf Take-Down Notice shall indicate in such notice that it delivers to PubCo pursuant to Section 3.1(d)(ii) whether it intends for such Underwritten Shelf Take-Down to be Marketed (a “Marketed Underwritten Shelf Take-Down”). Upon receipt of an Underwritten Shelf Take-Down Notice indicating that such Underwritten Shelf Take-Down will be a Marketed Underwritten Shelf Take-Down, PubCo shall promptly (but in any event no later than ten (10) days prior to the expected date of such Marketed Underwritten Shelf Take-Down) give written notice of such Marketed Underwritten Shelf Take-Down to all other Shelf Holders under such Shelf Registration Statement and any such Shelf Holders requesting inclusion in such Marketed Underwritten Shelf Take-Down must respond in writing within five (5) days after the receipt of such notice. Each such Shelf Holder that timely delivers any such request shall be permitted to sell in such Marketed Underwritten Shelf Take-Down subject to the terms and conditions of Section 3.1(d)(ii).

(iv) Non-Marketed Underwritten Shelf Take-Downs and Non- Underwritten Shelf Take-Downs.

(A) Any Shelf Take-Down Initiating Holder may initiate (x) an Underwritten Shelf Take-Down that is Non-Marketed (a “Non-Marketed Underwritten Shelf Take-Down”) or (y) a Shelf Take-Down that is not an Underwritten Shelf Take-Down (a “Non-Underwritten Shelf Take-Down”) by providing written notice thereof to PubCo and, to the extent required by Section 3.1(d)(iv)(B), PubCo shall provide written notice thereof to all other Shelf Holders. For the avoidance of doubt, a Shelf Holder that is not a Shelf Take-Down Initiating Holder cannot initiate a Shelf Take-Down.

(B) With respect to each Restricted Shelf Take-Down, the Shelf Take-Down Initiating Holder initiating such Restricted Shelf Take-Down shall provide written notice (a “Restricted Shelf Take-Down Notice”) of such Restricted Shelf Take-Down to PubCo and PubCo shall provide written notice thereof to all other Shelf Holders at least forty-eight (48) hours prior to the expected time of the pricing of the applicable Restricted Shelf Take-Down, which Restricted Shelf Take-Down Notice shall set forth (I) the total number of Registrable Securities expected to be offered and sold in such Restricted Shelf Take-Down, (II) the expected timing and plan of distribution of such Restricted Shelf Take-Down, (III) other than in the case of a Distribution (if applicable), an invitation to each Shelf Holder to elect (such Shelf Holders who make such an election being “Take-Down Tagging Holders” and, together with the Shelf Take-Down Initiating Holders and all other Persons (other than any Affiliates of the Shelf Take-Down Initiating Holders) who otherwise

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are Transferring, or have exercised a contractual or other right to Transfer, Registrable Securities in connection with such Restricted Shelf Take-Down, the “Restricted Take-Down Selling Holders”) to include in the Restricted Shelf Take-Down Registrable Securities held by such Take-Down Tagging Holder (but subject to Section 3.1(d)(ii)(B)) and (IV) the action or actions required (including the timing thereof) in connection with such Restricted Shelf Take-Down with respect to each Shelf Holder that elects to exercise such right (including the delivery of one or more stock certificates representing Registrable Securities of such Shelf Holder to be sold in such Restricted Shelf Take-Down).

(C) Upon delivery of a Restricted Shelf Take-Down Notice, other than in the case of a Distribution, each Shelf Holder may elect to sell Registrable Securities in such Restricted Shelf Take-Down, at the same price per Registrable Security and pursuant to the same terms and conditions with respect to payment for the Registrable Securities as agreed to by the Shelf Take-Down Initiating Holders, by sending an irrevocable written notice (a “Take-Down Participation Notice”) to PubCo within the time period specified in such Restricted Shelf Take-Down Notice (which time period shall be at least twenty-four (24) hours prior to the expected time of the pricing of the applicable Restricted Shelf Take-Down), indicating its, his or her election to sell up to the number of Registrable Securities in the Restricted Shelf Take-Down specified by such Shelf Holder in such Take-Down Participation Notice (but, in all cases, subject to Section 3.1(d)(ii)(B)). Following the time period specified in such Restricted Shelf Take-Down Notice, each Take-Down Tagging Holder that has delivered a Take-Down Participation Notice shall be permitted to sell in such Restricted Shelf Take-Down on the terms and conditions set forth in the Restricted Shelf Take-Down Notice, concurrently with the Shelf Take-Down Initiating Holders and the other Restricted Take-Down Selling Holders, the number of Registrable Securities calculated pursuant to Section 3.1(d)(ii)(B). It is understood that in order to be entitled to exercise its, his or her right to sell Registrable Securities in a Restricted Shelf Take-Down pursuant to this Section 3.1(d)(iv), each Take-Down Tagging Holder must agree to make the same representations, warranties, covenants, indemnities and agreements, if any, as the Shelf Take-Down Initiating Holders agree to make in connection with the Restricted Shelf Take-Down, with such additions or changes as are required of such Take-Down Tagging Holder by the Underwriters (if applicable).

(D) Notwithstanding the delivery of any Restricted Shelf Take- Down Notice, all determinations as to whether to complete any Restricted Shelf Take-Down and as to the timing, manner, price and other terms and conditions of any Restricted Shelf Take-Down shall be at the sole discretion of the applicable Shelf Take-Down Initiating Holder, and PubCo agrees to cooperate in facilitating any Restricted Shelf Take-Down pursuant to Section 3.1(d). Each of the Shelf Holders agrees to reasonably cooperate with each of the other Shelf Holders and PubCo to establish notice, delivery and documentation procedures and measures to facilitate such other Shelf Holders’ participation in Restricted Shelf Take-Downs pursuant to this Section 3.1(d).

Section 3.2 Demand Registrations.

(a) Holders’ Demand for Registration. If, at a time when a Shelf Registration Statement is not effective pursuant to Section 3.1, PubCo shall receive from the Partners at any time following the Lock-up Period (the then eligible Holders, the “Demand Initiating Holders”) a written demand that PubCo effect any Registration in connection with an Underwritten Offering other than a Shelf Registration or a Shelf Take-Down (a “Demand Registration”) of Registrable Securities held by such Holders, PubCo will:

(i) use its reasonable best efforts to effect such registration as soon as practicable as will permit or facilitate the sale and distribution of all or such portion of the Demand Initiating Holders’ Registrable Securities as are specified in such demand; provided, that PubCo shall not be obligated to file any Registration Statement or other disclosure document pursuant to this Section 3.2 (but shall be obligated to continue to prepare such Registration Statement or other disclosure document) if PubCo shall furnish to the Demand Initiating Holders a certificate signed by the chief executive officer or equivalent senior

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executive of PubCo, stating that the filing or effectiveness of such Registration Statement would require PubCo to make an Adverse Disclosure, in which case PubCo shall have an additional period (each, a “Demand Delay”) of not more than forty-five (45) days within which to file such Registration Statement; provided, however, that PubCo shall not exercise, in any twelve (12) month period, (x) more than one (1) Demand Delay pursuant to this Section 3.2(a)(i) and Shelf Suspension pursuant to Section 3.1(c) in the aggregate, unless consented in writing by the Demand Initiating Holders or (y) aggregate Demand Delays pursuant to this Section 3.2(a)(i) and Shelf Suspensions pursuant to Section 3.1(c) of more than ninety (90) days. Each Holder shall keep confidential the fact that a Demand Delay is in effect, the certificate referred to above and its contents for the permitted duration of the Demand Delay or until otherwise notified by PubCo, except (A) for disclosure to the Holder’s employees, agents and professional advisers who need to know such information and are obligated to keep it confidential, (B) for disclosures to the extent required in order to comply with reporting obligations to its limited partners who have agreed to keep such information confidential and (C) as required by Law.

(b) Underwriting. If the Demand Initiating Holders intend to distribute the Registrable Securities covered by their demand by means of an Underwritten Offering, they shall so advise PubCo as part of their demand made pursuant to this Section 3.2, and PubCo shall include such information in the written notice referred to in Section 3.2(a)(i). In such event, the right of the Demand Initiating Holders’ registration pursuant to this Section 3.2 shall be conditioned upon the Demand Initiating Holders’ participation in such Underwritten Offering and the inclusion of the Demand Initiating Holders’ Registrable Securities in the Underwritten Offering to the extent provided herein. PubCo, together with all holders of Registrable Securities of PubCo proposing to distribute their securities through such Underwritten Offering, shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected by the Demand Initiating Holders that own a majority of the Registrable Securities and reasonably satisfactory to PubCo. Notwithstanding any other provision of this Section 3.2, if the Underwriter shall advise PubCo that marketing factors (including an adverse effect on the per security offering price) require a limitation of the number of Registrable Securities to be underwritten, then PubCo shall so advise the Holders that have requested to participate in such Underwritten Offering, and the number of Registrable Securities that may be included in the Demand Registration and Underwritten Offering shall be allocated pro rata among the Demand Initiating Holders and other holders of Registrable Securities exercising a contractual or other right to dispose of Registrable Securities in such Underwritten Offering thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such persons at the time of filing the Registration Statement; provided, that any Registrable Securities thereby allocated to any such person that exceed such person’s request shall be reallocated among the Demand Initiating Holders and other requesting holders of Registrable Securities in like manner; and provided, further, that the number of Registrable Securities to be included in such Underwritten Offering shall not be reduced unless all other Equity Securities of PubCo are first entirely excluded from the Underwritten Offering. No Registrable Securities excluded from the Underwritten Offering by reason of the Underwriter’s marketing limitation shall be included in such Demand Registration. If the Underwriter has not limited the number of Registrable Securities to be underwritten, PubCo may include securities for its own account (or for the account of any other Persons) in such Demand Registration if the Underwriter so agrees and if the number of Registrable Securities would not thereby be limited.

(c) Effective Registration. PubCo shall be deemed to have effected a Demand Registration if the Registration Statement pursuant to such registration is declared effective by the SEC and remains continuously effective for not less than one hundred eighty (180) days (or such shorter period as will terminate when all Registrable Securities covered by such Registration Statement have been sold or withdrawn), or, if such Registration Statement relates to an Underwritten Offering, such longer period as, in the opinion of counsel for the Underwriters, a prospectus is required by Law to be delivered in connection with sales of Registrable Securities by an Underwriter or dealer (the applicable period, the “Demand Period”). No Demand Registration shall be deemed to have been effected if (i) during the Demand Period such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or

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other Governmental Entity or court or (ii) the conditions specified in the underwriting agreement, if any, entered into in connection with such Registration are not satisfied other than by reason of a wrongful act, misrepresentation or breach of such applicable underwriting agreement by a participating Holder.

Section 3.3 Piggyback Registration.

(a) If at any time or from time to time PubCo shall determine to register any of its Equity Securities, either for its own account or for the account of security holders, including (for the avoidance of doubt) the registration of shares of Common Stock subject to PubCo’s publicly-traded warrants (other than in (1) a registration relating solely to employee benefit plans, (2) a registration statement on Form S-4 or S-8 (or such other similar successor forms then in effect under the Securities Act), (3) a registration pursuant to which PubCo is offering to exchange its own securities for other securities, (4) a registration statement relating solely to dividend reinvestment or similar plans, (5) a Shelf Registration Statement pursuant to which only the initial purchasers and subsequent transferees of debt securities of PubCo or any of its subsidiaries that are convertible for Common Stock and that are initially issued pursuant to Rule 144A and/or Regulation S (or any successor provision) of the Securities Act may resell such notes and sell the Common Stock into which such notes may be converted, (6) a registration pursuant to Section 3.1 or Section 3.2 hereof or (7) a registration expressly contemplated by the Note Subscription Agreements), PubCo will:

(i) promptly (but in no event less than ten (10) days before the effective date of the relevant Registration Statement) give to each Holder written notice thereof; and

(ii) include in such Registration (and any related qualification under state securities Laws or other compliance), and in any Underwritten Offering involved therein, all the Registrable Securities specified in a written request or requests made within five (5) days after receipt of such written notice from PubCo by any Holder or Holders except as set forth in Section 3.3(b) below.

Notwithstanding anything herein to the contrary, this Section 3.3 shall not apply (i) to any Shelf Take-Down irrespective of whether such Shelf Take-Down is an Underwritten Shelf Take-Down or not an Underwritten Shelf Take-Down, or (ii) following the Lock-Up Period, to any Distribution (if applicable).

(b) Underwriting. If the Registration of which PubCo gives notice pursuant to Section 3.3(a) is for an Underwritten Offering, PubCo shall so advise the Holders as a part of the written notice given pursuant to Section 3.3(a)(i). In such event the right of any Holder to participate in such registration pursuant to this Section 3.3 shall be conditioned upon such Holder’s participation in such Underwritten Offering and the inclusion of such Holder’s Registrable Securities in the Underwritten Offering to the extent provided herein. All Holders proposing to dispose of their Registrable Securities through such Underwritten Offering, together with PubCo and the other parties distributing their Equity Securities of PubCo through such Underwritten Offering, shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such Underwritten Offering by PubCo. Notwithstanding any other provision of this Section 3.3, if the Underwriters shall advise PubCo that marketing factors (including an adverse effect on the per security offering price) require a limitation of the number of Registrable Securities to be underwritten, then PubCo may limit the number of Registrable Securities to be included in the Registration and Underwritten Offering as follows:

(i) If the Registration is initiated and undertaken for PubCo’s account, PubCo shall so advise all Holders of Registrable Securities that have requested to participate in such offering, and the number of Registrable Securities that may be included in the Registration and Underwritten Offering shall be allocated in the following manner: (A) first, to PubCo, (B) second, to the Holders of Registrable Securities on a pro rata basis based on the total number of Registrable Securities held by such Holders and (C) third, to other holders of Equity Securities of PubCo exercising a contractual or other right to dispose of such Equity Securities in such Underwritten Offering on a pro rata basis based on the total number of Equity Securities of PubCo held by such persons; provided, in the case of this foregoing

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clause (C) that any Registrable Securities or Equity Securities thereby allocated to any such person that exceed such person’s request shall be reallocated among the remaining requesting Holders or other requesting holders, as applicable, in like manner.

(ii) If the Registration is initiated and undertaken at the request of one or more holders of Equity Securities of PubCo who are not Holders or their Affiliates, PubCo shall so advise all Holders of Registrable Securities that have requested to participate in such offering, and the number of Registrable Securities that may be included in the Registration and Underwritten Offering shall be allocated in the following manner: (A) first, to the initiating holders of Equity Securities of PubCo exercising a contractual or other right to dispose of such Equity Securities in such Underwritten Offering, on a pro rata basis based on the total number of Equity Securities of PubCo, (B) second, to the Holders of Registrable Securities on a pro rata basis based on the total number of Registrable Securities held by such Holders, (C) third, to PubCo, (D) fourth, to other holders of Equity Securities of PubCo exercising a contractual or other right to dispose of such Equity Securities in such Underwritten Offering on a pro rata basis based on the total number of Equity Securities of PubCo held by such persons; provided, in the case of this foregoing clause (D) that any Registrable Securities or Equity Securities thereby allocated to any such person that exceed such person’s request shall be reallocated among the remaining requesting Holders or other requesting holders, as applicable, in like manner.

No such reduction pursuant to the foregoing paragraphs (i) and (ii) shall reduce the amount of Registrable Securities of the selling Holders included in the Registration below twenty-five percent (25%) of the total amount of Equity Securities included in such Registration. No securities excluded from the Underwritten Offering by reason of the Underwriter’s marketing limitation shall be included in such Registration.

(c) Right to Terminate Registration. PubCo shall have the right to terminate or withdraw any Registration initiated by it under this Section 3.3 prior to the effectiveness of such Registration whether or not any Holder has elected to include Registrable Securities in such Registration. The expenses of such withdrawn registration shall be borne by PubCo in accordance with Section 3.4 hereof.

Section 3.4 Expenses of Registration. All Registration Expenses incurred in connection with all Registrations or other Transfers effected pursuant to or permitted by this Investor Rights Agreement (including any Distribution), including, all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for PubCo, shall be borne by PubCo. It is acknowledged by the Holders that the Holders selling or otherwise Transferring any Registrable Securities in any Registration or Transfer shall bear all incremental selling expenses relating to the sale of such Registrable Securities, such as Underwriters’ commissions and discounts, brokerage fees, Underwriter marketing costs and, other than as set forth in the definition of “Registration Expenses,” all reasonable fees and expenses of any legal counsel representing such Holders, in each case pro rata based on the number of Registrable Securities that such Holders have sold or Transferred in such Registration.

Section 3.5 Obligations of PubCo. Whenever required under this Article III to effect the Registration of any Registrable Securities, PubCo shall, as expeditiously as reasonably possible:

(a) prepare and file with the SEC a Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (180) days (or for such period of time specified in Section 3.1) or, if earlier, until the distribution contemplated in the registration statement has been completed, or until all Registrable Secuirities covered by such Registration Statement have been sold;

(b) prepare and file with the SEC such amendments, post-effective amendments and supplements to such Registration Statement and the Prospectus used in connection with such Registration Statement as may be necessary to keep such Registration Statement effective and to comply with the provisions of the

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Securities Act with respect to the disposition of all securities covered by such Registration Statement in accordance with the intended methods of disposition by sellers thereof set forth in such Registration Statement;

(c) permit any Holder that (in the good faith reasonable judgment of the Partners) might be deemed to be a controlling person of PubCo to participate in good faith in the preparation of such Registration Statement and to cooperate in good faith to include therein material, furnished to PubCo in writing, that in the reasonable judgment of such Holder and its counsel should be included;

(d) furnish to the Holders such numbers of copies of the Registration Statement and the related Prospectus, including all exhibits thereto and documents incorporated by reference therein and a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

(e) in the event of any Underwritten Offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing Underwriter(s) of such offering; each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement;

(f) notify each Holder of Registrable Securities covered by such Registration Statement as soon as reasonably possible after notice thereof is received by PubCo of any written comments by the SEC or any request by the SEC or any other federal or state Governmental Entity for amendments or supplements to such Registration Statement or such Prospectus or for additional information;

(g) notify each Holder of Registrable Securities covered by such Registration Statement, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(h) notify each Holder of Registrable Securities covered by such Registration Statement as soon as reasonably practicable after notice thereof is received by PubCo of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or any order by the SEC or any other regulatory authority preventing or suspending the use of any preliminary or final Prospectus or the initiation or threatening of any proceedings for such purposes, or any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(i) use its reasonable best efforts to prevent the issuance of any stop order suspending the effectiveness of any Registration Statement or of any order preventing or suspending the use of any preliminary or final Prospectus and, if any such order is issued, to obtain the withdrawal of any such order as soon as practicable;

(j) make available for inspection by each Holder including Registrable Securities in such Registration, any Underwriter participating in any distribution pursuant to such Registration, and any attorney, accountant or other agent retained by such Holder or Underwriter, all financial and other records, pertinent corporate documents and properties of PubCo, as such parties may reasonably request, and cause PubCo’s officers, directors and employees to supply all information reasonably requested by any such Holder, Underwriter, attorney, accountant or agent in connection with such Registration Statement;

(k) use its reasonable best efforts to register or qualify, and cooperate with the Holders of Registrable Securities covered by such Registration Statement, the Underwriters, if any, and their respective counsel, in connection with the Registration or qualification of such Registrable Securities for offer and sale under the “Blue Sky” or securities Laws of each state and other jurisdiction of the United States as any such Holder or Underwriters, if any, or their respective counsel reasonably request in writing, and do any and all other things reasonably necessary or advisable to keep such Registration or qualification in effect for such period

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as required by Section 3.1(b) and Section 3.2(c), as applicable; provided, that PubCo shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to taxation or service of process in any such jurisdiction where it is not then so subject;

(l) in the case of an Underwritten Offering, obtain for delivery to the Holders of Registrable Securities covered by such Registration Statement and to the Underwriters an opinion or opinions from counsel for PubCo, dated the date of the closing under the underwriting agreement, in customary form, scope and substance, which opinions shall be reasonably satisfactory to such Holders or Underwriters, as the case may be, and their respective counsel;

(m) in the case of an Underwritten Offering, obtain for delivery to PubCo and the Underwriters, with copies to the Holders of Registrable Securities included in such Registration, a cold comfort letter from PubCo’s independent certified public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the managing Underwriter or Underwriters reasonably request, dated the date of execution of the underwriting agreement and brought down to the closing under the underwriting agreement;

(n) use its reasonable best efforts to list the Registrable Securities that are covered by such Registration Statement with any securities exchange or automated quotation system on which the Common Stock or other Equity Securities of PubCo, as applicable, are then listed;

(o) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement from and after a date not later than the effective date of such Registration Statement;

(p) cooperate with Holders including Registrable Securities in such Registration and the managing Underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, such certificates to be in such denominations and registered in such names as such Holders or the managing Underwriters may request at least two (2) Business Days prior to any sale of Registrable Securities;

(q) use its reasonable best efforts to comply with all applicable securities Laws and make available to its Holders, as soon as reasonably practicable, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

(r) in the case of an Underwritten Offering that is Marketed, cause the senior executive officers of PubCo to participate in the customary “road show” presentations that may be reasonably requested by the Underwriters and otherwise to facilitate, cooperate with and participate in each proposed offering contemplated herein and customary selling efforts related thereto;

(s) notify each selling Holder, promptly after PubCo receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed;

(t) after such registration statement becomes effective, notify each selling Holder of any request by the SEC that PubCo amend or supplement such registration statement or prospectus; and

(u) otherwise, in good faith, reasonably cooperate with, and take such customary actions as may reasonably be requested by, the Holders, in connection with such Registration.

Section 3.6 Indemnification.

(a) PubCo will, and does hereby undertake to, indemnify and hold harmless each Holder of Registrable Securities and each of such Holder’s officers, directors, trustees, employees, partners, managers, members, equityholders, beneficiaries, affiliates and agents and each Person, if any, who controls such Holder, within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, with respect to

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any Registration, qualification, compliance or sale effected pursuant to this Article III, and each Underwriter, if any, and each Person who controls any Underwriter, of the Registrable Securities held by or issuable to such Holder, against all claims, losses, damages and liabilities (or actions in respect thereto) to which they may become subject under the Securities Act, the Exchange Act, or other federal or state Law arising out of or based on (A) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, free writing prospectus or other similar document (including any related Registration Statement, notification, or the like) incident to any such Registration, qualification, compliance or sale effected pursuant to this Article III, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, (B) any violation or alleged violation by PubCo of any Law applicable to PubCo in connection with any such Registration, qualification, compliance or sale, or (C) any failure to register or qualify Registrable Securities in any state where PubCo or its agents have affirmatively undertaken or agreed in writing (including pursuant to Section 3.5(k)) that PubCo (the undertaking of any Underwriter being attributed to PubCo) will undertake such Registration or qualification on behalf of the Holders of such Registrable Securities (provided, that in such instance PubCo shall not be so liable if it has undertaken its reasonable best efforts to so register or qualify such Registrable Securities) and will reimburse, as incurred, each such Holder, each such Underwriter and each such director, officer, trustee, employee, partner, manager, member, equityholder, beneficiary, affiliate, agent and controlling person, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, that PubCo will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission made in reliance and in conformity with written information furnished to PubCo by such Holder or Underwriter expressly for use therein.

(b) Each Holder (if Registrable Securities held by or issuable to such Holder are included in such Registration, qualification, compliance or sale pursuant to this Article III) does hereby undertake to indemnify and hold harmless, severally and not jointly, PubCo, each of its officers, directors, employees, affiliates and agents and each Person, if any, who controls PubCo within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each Underwriter, if any, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular, free writing prospectus or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, and will reimburse, as incurred, PubCo, each of its officers, directors, employees, affiliates and agents and each Person, if any, who controls PubCo within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each Underwriter, if any, for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) was made in such Registration Statement, prospectus, offering circular, free writing prospectus or other document, in reliance upon and in conformity with written information that (i) relates to such Holder in its capacity as a selling security holder and (ii) was furnished to PubCo by such Holder expressly for use therein; provided, however, that the aggregate liability of each Holder hereunder shall be limited to the net proceeds after underwriting discounts and commissions received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. It is understood and agreed that the indemnification obligations of each Holder pursuant to any underwriting agreement entered into in connection with any Registration Statement shall be limited to the obligations contained in this Section 3.6(b).

(c) Each party entitled to indemnification under this Section 3.6 (the “Indemnified Party”) shall give notice to the party required to provide such indemnification (the “Indemnifying Party”) of any claim as to which indemnification may be sought promptly after such Indemnified Party has actual knowledge thereof, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim

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or litigation, shall be subject to approval by the Indemnified Party (whose approval shall not be unreasonably withheld) and the Indemnified Party may participate in such defense at the Indemnifying Party’s expense if representation of such Indemnified Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding; and provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 3.6, except to the extent that such failure to give notice materially prejudices the Indemnifying Party in the defense of any such claim or any such litigation. An Indemnifying Party, in the defense of any such claim or litigation, may, without the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that (i) includes as a term thereof the giving by the claimant or plaintiff therein to such Indemnified Party of an unconditional release from all liability with respect to such claim or litigation and (ii) does not include any recovery (including any statement as to or an admission of fault, culpability or a failure to act by or on behalf of such Indemnified Party) other than monetary damages, and provided, that any sums payable in connection with such settlement are paid in full by the Indemnifying Party.

(d) In order to provide for just and equitable contribution in case indemnification is prohibited or limited by Law, the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and such Person’s relative intent, knowledge, access to information and opportunity to correct or prevent such actions; provided, however, that, in any case, (i) no Holder will be required to contribute any amount in excess of the net proceeds after Underwriting discounts and commissions received by such Holder upon the sale of the Registrable Securities giving rise to such contribution obligation and (ii) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(e) The indemnities provided in this Section 3.6 shall survive the Transfer of any Registrable Securities by such Holder.

Section 3.7 Information by Holder. The Holder or Holders of Registrable Securities included in any Registration shall furnish to PubCo such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as PubCo may reasonably request in writing and as shall be required in connection with any Registration, qualification or compliance referred to in this Article III. Each Holder agrees, if requested in writing by PubCo, to represent to PubCo the total number of Registrable Securities held by such Holder in order for PubCo to make determinations under this Investor Rights Agreement, including for purposes of Section 3.9 hereof. Notwithstanding anything to the contrary contained in this Investor Rights Agreement, if any Holder does not provide PubCo with information requested pursuant to this Section 3.7, PubCo may exclude such Holder’s Registrable Securities from the applicable Registration Statement or Prospectus if PubCo determines, based on the advice of outside counsel, that such information is necessary to effect the Registration and such Holder continues thereafter to withhold such information. No Person may participate in any Underwritten Offering of Equity Securities of PubCo pursuant to a Registration under this Investor Rights Agreement unless such Person completes and executes all customary questionnaires, powers of attorney, custody agreements, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements. Subject to the minimum thresholds set forth in Section 3.1(d)(ii) and Section 3.2(a) of this Investor Rights Agreement, the exclusion of a Holder’s Registrable Securities as a result of this Section 3.7 shall not affect the registration of the other Registrable Securities to be included in such Registration.

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Section 3.8 Delay of Registration. No Holder shall have any right to obtain, and hereby waives any right to seek, an injunction restraining or otherwise delaying any such Registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Article III.

Section 3.9 Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC that may permit the sale of the Registrable Securities to the public without Registration, PubCo agrees to use its reasonable best efforts to:

(a) make and keep current public information available, within the meaning of Rule 144 (or any similar or analogous rule) promulgated under the Securities Act, at all times;

(b) file with the SEC, in a timely manner, all reports and other documents required of PubCo under the Securities Act and Exchange Act; and

(c) so long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request a written statement by PubCo as to its compliance with the reporting requirements of said Rule 144 (at any time commencing after the Lock-Up Period), the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of PubCo and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without Registration.

Section 3.10 “Market Stand Off” Agreement.

(a) Each Holder hereby agrees that, with respect to Underwritten Offerings initiated by a Holder only, during such period (which period shall in no event exceed ninety (90) days) following the effective date of a Registration Statement of PubCo (or, in the case of an Underwritten Shelf Take-Down, the date of the filing of a preliminary Prospectus or Prospectus supplement relating to such Underwritten Offering (or if there is no such filing, the first contemporaneous press release announcing commencement of such Underwritten Offering)) as the Holders that own a majority of the Registrable Securities participating in such Underwritten Offering may agree to with the Underwriter or Underwriters of such Underwritten Offering (a “Market Stand-Off Period”), such Holder or its Affiliates shall not sell, pledge, hypothecate, transfer, make any short sale of, loan, grant any option or right to purchase of, or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Registrable Securities held by it at any time during such period except Registrable Securities included in such Registration and shares of Common Stock subject to a Charitable Distribution in connection with such Underwritten Offering. In connection with any Underwritten Offering contemplated by this Section 3.10, PubCo shall use reasonable best efforts to cause each director and executive officer of PubCo to execute a customary lock-up for the Market Stand-Off Period. Each Holder agrees that it shall deliver to the Underwriter or Underwriters for any such Underwritten Offering a customary agreement (with customary terms, conditions and exceptions) that is substantially similar to the agreement delivered to the Underwriter or Underwriters by the Holders that own a majority of the Registrable Securities participating in such Registration reflecting their agreement set forth in this Section 3.10; provided, that such agreement shall not be materially more restrictive than any similar agreement entered into by PubCo’s directors and executive officers participating in such Underwritten Offering; provided, further, that such agreement shall not be required unless all Holders are required to enter into similar agreements; provided, further, that such agreement shall provide that any early release of any Holder from the provisions of the terms of such agreement shall be on a pro rata basis among all Holders.

Section 3.11 Other Obligations. In connection with a Transfer of Registrable Securities exempt from Section 5 of the Securities Act or through any broker-dealer transactions described in the plan of distribution set forth within the Prospectus and pursuant to the Registration Statement of which such Prospectus forms a part, PubCo shall, subject to applicable Law, as interpreted by PubCo with the advice of counsel, and the receipt of any customary documentation required from the applicable Holders in connection therewith, (a) promptly instruct its transfer agent to remove any restrictive legends applicable to the Registrable Securities being Transferred and (b) cause its legal counsel to deliver the necessary legal opinions, if any, to the transfer agent in

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connection with the instruction under the foregoing clause (a). In addition, PubCo shall cooperate reasonably with, and take such customary actions as may reasonably be requested by the Holders, in connection with the aforementioned Transfers; provided, however, that PubCo shall have no obligation to participate in any “road shows” or assist with the preparation of any offering memoranda or related documentation with respect to any Transfer of Registrable Securities in any transaction that does not constitute an Underwritten Offering.

Section 3.12 Other Registration Rights. Other than the registration rights set forth in the Original RA and in the Note Subscription Agreements, PubCo represents and warrants that no Person, other than a Holder of Registrable Securities pursuant to this Investor Rights Agreement, has any right to require PubCo to register any securities of PubCo for sale or to include such securities of PubCo in any Registration Statement filed by PubCo for the sale of securities for its own account or for the account of any other Person. Further, each of PubCo, the Sponsor and the Original Underwriter Representatives acknowledges, agrees, represents and warrants that this Investor Rights Agreement supersedes any other registration rights agreement or agreement (including the Original RA), other than the Note Subscription Agreements.

Section 3.13 Term. Article III shall terminate with respect to any Holder on the date that such Holder no longer holds any Registrable Securities. The provisions of Section 3.6 shall survive any such termination with respect to such Holder.

Section 3.14 Termination of Original RA. Upon the Closing, PubCo, the Sponsor, the Original Underwriter Representatives, Brad Weightman and Dorothy D. Hayes hereby agree that the Original RA and all of the respective rights and obligations of the parties thereunder are hereby terminated in their entirety and shall be of no further force or effect.

ARTICLE IV

LOCK-UP

Section 4.1 Lock-Up.

(a) Each Holder (other than the Original Underwriter Representatives) severally, and not jointly, agrees not to effect any Transfer, or make a public announcement of any intention to effect such Transfer, of any Lock-Up Shares (as defined below) Beneficially Owned or otherwise held by such Person during the Lock-Up Period; provided, that such prohibition shall not apply to Transfers (i) permitted pursuant to Section 4.2, or (ii) permitted pursuant to Article III. For the avoidance of doubt, each Holder agrees not to effect a Distribution during the Lock-Up Period. The “Lock-Up Shares” means the Registrable Securities held by the Holders (other than the Original Underwriter Representatives) as of the Closing Date (other than, with respect to the Sponsor and the Original Underwriter Representatives, the Private Units (as defined in the Insider Letter) and the securities underlying the Private Units (collectively, the “Private PubCo Equity Securities”)).

(b) During the Lock-Up Period, any purported Transfer of Lock-Up Shares not in accordance with this Investor Rights Agreement shall be null and void, and PubCo shall refuse to recognize any such Transfer for any purpose.

(c) The Holders acknowledge and agree that, notwithstanding anything to the contrary contained in this Investor Rights Agreement, the Lock-Up Shares Beneficially Owned by such Person shall remain subject to any restrictions on Transfer under applicable securities Laws of any Governmental Entity, including all applicable holding periods under the Securities Act and other rules of the SEC.

(d) PubCo, the Sponsor and the Original Underwriter Representatives hereby agree that the Insider Letter is hereby amended such that the provisions of Section 9 thereof shall not apply or have any further effect with respect to any Registrable Securities other than any Private PubCo Equity Securities (and, for the avoidance of doubt, the provisions of Section 9 of the Insider Letter shall only apply to the Private PubCo

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Equity Securities to the extent such provisions are expressly applicable thereto). Except as amended by this subclause (d), the provisions of the Insider Letter shall remain in full force and effect.

Section 4.2 Permitted Transfers. Notwithstanding anything to the contrary contained in this Investor Rights Agreement, during the Lock-Up Period, the Holders may Transfer, without the consent of PubCo, any of such Person’s Lock-Up Shares to (i) any of such Person’s Permitted Transferees, upon written notice to PubCo and, in the case of such a Transfer by the Sponsor or either of the Original Underwriter Representatives, the Partners, and in the case of such a Transfer by the Partners or their Permitted Transferees, the Sponsor and the Original Underwriter Representatives, (ii) (a) in the case of an individual, by virtue of Laws of descent and distribution upon death of the individual; (b) in the case of an individual, pursuant to a qualified domestic relations order; or (c) pursuant to any liquidation, merger, stock exchange or other similar transaction which results in all of PubCo’s stockholders having the right to exchange their shares of Common Stock for cash, securities or other property subsequent to the Business Combination, (iii) a charitable organization through a Charitable Distribution (which for avoidance of doubt shall be deemed separate from a Transfer pursuant to clause (ii)(a) above), (iv) PubCo in connection with the “net” or “cashless” exercise or settlement of warrants or stock options, restricted stock units or other equity awards (and any transfer to PubCo necessary to generate such amount of cash needed for the payment of taxes, including estimated taxes, due as a result of such vesting, settlement or exercise whether by means of a “net settlement” or otherwise), or (v) PubCo in connection with the repurchase of shares of Common Stock issued pursuant to equity awards granted under a stock incentive plan or other equity award plan or pursuant to the agreements under which such shares were issued, provided that such repurchase of shares of Common Stock is in connection with the termination of such Holder’s service provider relationship with PubCo; provided, that in connection with any Transfer of such Lock-Up Shares pursuant to clause (ii) above, (x) the restrictions and obligations contained in Section 4.1 and this Section 4.2 will continue to apply to such Lock-Up Shares after any Transfer of such Lock-Up Shares and such Transferee shall agree to be bound by such restrictions and obligations in writing and acknolwedged by PubCo, and (y) the Transferee of such Lock-Up Shares shall have no rights under this Investor Rights Agreement, unless, for the avoidance of doubt, such Transferee is a Permitted Transferee in accordance with this Investor Rights Agreement. Any Transferee of Lock-Up Shares who is a Permitted Transferee of the Transferor pursuant to this Section 4.2 shall be required, at the time of and as a condition to such Transfer, to become a party to this Investor Rights Agreement by executing and delivering a joinder in the form attached to this Investor Rights Agreement as Exhibit A, whereupon such Transferee will be treated as a Party (with the same rights and obligations as the Transferor) for all purposes of this Investor Rights Agreement. Notwithstanding the foregoing provisions of this Section 4.2, a Holder may not make a Transfer to a Permitted Transferee if such Transfer has as a purpose the avoidance of or is otherwise undertaken in contemplation of avoiding the restrictions on Transfers in this Agreement (it being understood that the purpose of this provision includes prohibiting the Transfer to a Permitted Transferee (A) that has been formed to facilitate a material change with respect to who or which entities Beneficially Own the underlying Lock-Up Shares, or (B) followed by a change in the relationship between the Holder and the Permitted Transferee (or a change of control of such Holder or Permitted Transferee) after the Transfer with the result and effect that the Holder has indirectly made a Transfer of Lock-Up Shares by using a Permitted Transferee, which Transfer would not have been directly permitted under this Article IV had such change in such relationship occurred prior to such Transfer).

ARTICLE V

GENERAL PROVISIONS

Section 5.1 Assignment; Successors and Assigns; No Third Party Beneficiaries.

(a) Except as otherwise permitted pursuant to this Investor Rights Agreement, no Party may assign such Party’s rights and obligations under this Investor Rights Agreement, in whole or in part, without the prior written consent of the Partners. Any such assignee may not again assign those rights, other than in accordance with this Article V. Any attempted assignment of rights or obligations in violation of this Article V shall be null and void.

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(b) Notwithstanding anything to the contrary contained in this Investor Rights Agreement (other than the succeeding sentence of this Section 5.1(b)), (i) prior to the expiration of the Lock-Up Period to the extent applicable to such Holder, no Holder may Transfer such Holder’s rights or obligations under this Investor Rights Agreement in connection with a Transfer of such Holder’s Registrable Securities, in whole or in part, except in connection with a Transfer pursuant to Section 4.2; and (ii) after the expiration of the Lock-up Period to the extent applicable to such Holder, a Holder may Transfer such Holder’s rights or obligations under this Investor Rights Agreement in connection with a Transfer of such Holder’s Registrable Securities, in whole or in part, to (x) any of such Holder’s Permitted Transferees (other than any charitable organization), or (y) any Person with the prior written consent of PubCo. In no event can the Sponsor or the Partners assign any of such Person’s rights under Section 2.1. Any Transferee of Registrable Securities (other than pursuant to an effective registration statement under the Securities Act, pursuant to a Rule 144 transaction or pursuant to any In-Kind Distribution) shall, except as otherwise expressly stated herein, have all the rights and be subject to all of the obligations of the Transferor Holder under this Investor Rights Agreement and shall be required, at the time of and as a condition to such Transfer, to become a party to this Investor Rights Agreement by executing and delivering a joinder in the form attached to this Investor Rights Agreement as Exhibit A. No Transfer of Registrable Securities by a Holder shall be registered on PubCo’s books and records, and such Transfer of Registrable Securities shall be null and void and not otherwise effective, unless any such Transfer is made in accordance with the terms and conditions of this Investor Rights Agreement, and PubCo is hereby authorized by all of the Holders to enter appropriate stop transfer notations on its transfer records to give effect to this Investor Rights Agreement.

(c) All of the terms and provisions of this Investor Rights Agreement shall be binding upon the Parties and their respective successors, assigns, heirs and representatives, but shall inure to the benefit of and be enforceable by the successors, assigns, heirs and representatives of any Party only to the extent that they are permitted successors, assigns, heirs and representatives pursuant to the terms of this Investor Rights Agreement.

(d) Other than as expressly set forth in this Agreement, nothing in this Investor Rights Agreement, express or implied, is intended to confer upon any Party, other than the Parties and their respective permitted successors, assigns, heirs and representatives, any rights or remedies under this Investor Rights Agreement or otherwise create any third party beneficiary hereto.

Section 5.2 Termination. Except for Section 2.1(g) (which section shall terminate at such time as the Partners, the Sponsor and their Permitted Transferees are no longer entitled to any rights pursuant to such section), Article II shall terminate automatically (without any action by any Party) as to the Partners or the Sponsor at such time at which such Party no longer has the right to designate an individual for nomination to the Board under this Investor Rights Agreement. Except for Section 3.6 (which section shall terminate at such time as the Partners, the Sponsor, the Original Underwriter Representatives and their Permitted Transferees are no longer entitled to any rights pursuant to such section), Article III of this Investor Rights Agreement shall terminate as set forth in Section 3.13. The remainder of this Investor Rights Agreement shall terminate automatically (without any action by any Party) as to each Holder when such Holder, following the Closing Date, ceases to Beneficially Own any Registrable Securities; provided, that the provisions of Section 5.11, Section 5.12 and Section 5.13 shall survive any such termination with respect to such Holder. Notwithstanding anything herein to the contrary, in the event the Merger Agreement terminates in accordance with its terms prior to the Closing, this Investor Rights Agreement shall automatically terminate and be of no further force or effect, without any further action required by the Parties.

Section 5.3 Severability. If any provision of this Investor Rights Agreement is determined to be invalid, illegal or unenforceable by any Governmental Entity, the remaining provisions of this Investor Rights Agreement, to the extent permitted by Law shall remain in full force and effect.

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Section 5.4 Entire Agreement; Amendments; No Waiver.

(a) This Investor Rights Agreement, together with the Exhibit to this Investor Rights Agreement, the Merger Agreement and all other Transaction Agreements (as such term is defined in the Merger Agreement), constitute the entire agreement among the Parties with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements, understandings and discussions, whether oral or written, relating to such subject matter in any way, and there are no warranties, representations or other agreements among the Parties in connection with such subject matter except as set forth in this Investor Rights Agreement and therein.

(b) No provision of this Investor Rights Agreement may be amended or modified in whole or in part at any time without the express written consent of (i) PubCo, (ii) for so long as the Partners collectively Beneficially Own Common Stock representing 10% or more of the Common Stock Beneficially Owned by the Partners immediately after the Closing, the Partners, and (iii) in any event, at least the Holders holding in the aggregate more than fifty percent (50%) of the Registrable Securities Beneficially Owned by the Holders; provided, that any such amendment or modification that adversely and disproportionately affects any Holder or Holders, as compared to any other Holder or Holders, shall require the prior written consent of such Holders who Beneficially Own a majority of the Registrable Securities Beneficially Owned by all such Holders so adversely and disproportionately affected; provided, further that any amendment or modification to Article III, Article IV, Section 5.12, Section 5.13, Section 5.15 or this Section 5.4 that adversely affects any right granted to the Partners, the Sponsor or the Original Underwriter Representatives, shall require the consent of the Partners, the Sponsor or the Original Underwriter Representatives, as applicable; provided, further that any amendment or modification to Article II that adversely affects any right granted to the Partners or the Sponsor shall require the consent of the Partners or the Sponsor, as applicable; provided, further that a provision that has terminated with respect to a Party shall not require any consent of such Party (and such Party’s Common Stock shall not be considered in computing any percentages) with respect to amending or modifying such provision.

(c) No waiver of any provision or default under, nor consent to any exception to, the terms of this Investor Rights Agreement shall be effective unless in writing and signed by the Party to be bound and then only to the specific purpose, extent and instance so provided.

Section 5.5 Counterparts; Electronic Delivery. This Investor Rights Agreement and any other agreements, certificates, instruments and documents delivered pursuant to this Investor Rights Agreement may be executed and delivered in one or more counterparts and by email or other electronic transmission, each of which shall be deemed an original and all of which shall be considered one and the same agreement. No Party shall raise the use of email to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of email as a defense to the formation or enforceability of a contract and each Party forever waives any such defense. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Investor Rights Agreement or any document to be signed in connection with this Investor Rights Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the Parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

Section 5.6 Notices. All notices, demands and other communications to be given or delivered under this Investor Rights Agreement shall be in writing and shall be deemed to have been given (a) when personally delivered (or, if delivery is refused, upon presentment) or received by email (with confirmation of transmission) prior to 5:00 p.m. eastern time on a Business Day and, if otherwise, on the next Business Day, (b) one (1) Business Day following sending by reputable overnight express courier (charges prepaid) or (c) three (3) calendar days following mailing by certified or registered mail, postage prepaid and return receipt requested. Unless another address is specified in writing pursuant to the provisions of this Section 5.6, notices, demands and other communications shall be sent to the addresses indicated below

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if to PubCo, prior to the Closing, to:

GigCapital4, Inc.

1731 Embarcadero Rd., Suite 200

Palo Alto, CA 94303

Attn: Dr. Raluca Dinu

E-mail: [***]

with a copy (which shall not constitute notice) to:

DLA Piper LLP (US)

555 Mission Street, Suite 2400

San Francisco, CA 94105

Attn: Jeffrey C. Selman, Esq. and John F. Maselli, Esq.

E-mail: Jeffrey.Selman@us.dlapiper.com and John.Maselli@us.dlapiper.com if to PubCo, following the Closing, to:

BigBear.ai Holdings, Inc. (f/k/a/ GigCapital4, Inc.)

c/o AE Industrial Partners, LP

2500 N. Military Trail, Suite 470

Boca Raton, FL 33431

Attn: Michael Greene, Kirk Konert and Jeff Hart

E-mail: [***]

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

300 N. LaSalle

Chicago, IL 60654

Attn: Jeremy S. Liss, P.C., Douglas C. Gessner, P.C., Tim Cruickshank, P.C.,

Matthew S. Arenson, P.C., Jeffrey P. Swatzell

E-mail: jeremy.liss@kirkland.com, douglas.gessner@kirkland.com,

tim.cruickshank@kirkland.com, matthew.arenson@kirkland.com, and

jeffrey.swatzell@kirkland.com

if to the Partners, to:

AE Industrial Partners, LP

2500 N. Military Trail, Suite 470

Boca Raton, FL 33431

Attn: Michael Greene, Kirk Konert and Jeff Hart

E-mail: [***]

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

300 N. LaSalle

Chicago, IL 60654

Attn: Jeremy S. Liss, P.C., Douglas C. Gessner, P.C., Tim Cruickshank, P.C.,

Matthew S. Arenson, P.C., and Jeffrey P. Swatzell

E-mail: jeremy.liss@kirkland.com, douglas.gessner@kirkland.com,

tim.cruickshank@kirkland.com, matthew.arenson@kirkland.com, and

jeffrey.swatzell@kirkland.com

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if to the Sponsor, to:

GigAcquisitions4, LLC

1731 Embarcadero Rd., Suite 200

Palo Alto, CA 94303

Attn: Dr. Avi Katz

E-mail: [***]

with a copy (which shall not constitute notice) to:

DLA Piper LLP (US)

555 Mission Street, Suite 2400

San Francisco, CA 94105

Attn: Jeffrey C. Selman, Esq. and John F. Maselli, Esq.

E-mail: Jeffrey.Selman@us.dlapiper.com and John.Maselli@us.dlapiper.com if to the Original Underwriter Representatives, to:

Oppenheimer & Co. Inc.

85 Broad Street

New York, New York 10004

Attn: General Counsel

and

Nomura Securities International, Inc.

Worldwide Plaza

309 West 49th Street

New York, NY 10019-7316

Attn: Head of Equity Capital Markets and Solutions

Fax No.: (646) 587-8740)

With a copy to the Head of IBD Legal (Fax No: (646) 587-9548)

Section 5.7 Governing Law; Waiver of Jury Trial; Jurisdiction. The Law of the State of Delaware shall govern (a) all Actions, claims or matters related to or arising from this Investor Rights Agreement (including any tort or non-contractual claims) and (b) any questions concerning the construction, interpretation, validity and enforceability of this Investor Rights Agreement, and the performance of the obligations imposed by this Investor Rights Agreement, in each case without giving effect to any choice of Law or conflict of Law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Law of any jurisdiction other than the State of Delaware. EACH PARTY TO THIS INVESTOR RIGHTS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION BROUGHT TO RESOLVE ANY DISPUTE BETWEEN OR AMONG ANY OF THE PARTIES (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THIS INVESTOR RIGHTS AGREEMENT, THE TRANSACTIONS CONTEMPLATED BY THIS INVESTOR RIGHTS AGREEMENT AND/OR THE RELATIONSHIPS ESTABLISHED AMONG THE PARTIES UNDER THIS INVESTOR RIGHTS AGREEMENT. THE PARTIES FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH SUCH PARTY’S LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES SUCH PARTY’S JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. Each of the Parties submits to the exclusive jurisdiction of first, the Chancery Court of the State of Delaware or if such court declines jurisdiction, then to the Federal District Court for the District of Delaware, in any Action arising out of or relating to this Investor Rights Agreement, agrees that all claims in respect of the Action shall be heard and determined in any such court and agrees not to bring any Action arising out of or relating to this Investor Rights Agreement in any other courts. Each Party irrevocably consents to the service of process in any such Action by the mailing of copies thereof by registered or certified mail, postage prepaid, to such Party, at its address for

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notices as provided in Section 5.6 of this Investor Rights Agreement, such service to become effective ten (10) days after such mailing. Each Party hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any Action commenced hereunder or under any other documents contemplated hereby that service of process was in any way invalid or ineffective. Nothing in this Section 5.7, however, shall affect the right of any Party to serve legal process in any other manner permitted by Law or at equity; provided, that each of the Parties hereby waives any right it may have under the Laws of any jurisdiction to commence by publication any Action with respect to this Investor Rights Agreement. To the fullest extent permitted by applicable Law, each of the Parties hereby irrevocably waives any objection it may now or hereafter have to the laying of venue of any Action arising out of or relating to this Investor Rights Agreement in any of the courts referred to in this Section 5.7 and hereby further irrevocably waives and agrees not to plead or claim that any such court is not a convenient forum for any such Action. Each Party agrees that a final judgment in any Action so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by Law or at equity, in any jurisdiction.

Section 5.8 Specific Performance. Each Party hereby agrees and acknowledges that it will be impossible to measure in money the damages that would be suffered if the Parties fail to comply with any of the obligations imposed on them by this Investor Rights Agreement and that, in the event of any such failure, an aggrieved Party will be irreparably damaged and will not have an adequate remedy at Law. Any such Party shall, therefore, be entitled (in addition to any other remedy to which such Party may be entitled at Law or in equity) to seek injunctive relief, including specific performance, to enforce such obligations, without the posting of any bond, and if any Action should be brought in equity to enforce any of the provisions of this Investor Rights Agreement, none of the Parties shall raise the defense that there is an adequate remedy at Law.

Section 5.9 Subsequent Acquisition of Shares. Any Equity Securities of PubCo acquired subsequent to the Effective Date by a Holder shall be subject to the terms and conditions of this Investor Rights Agreement (other than the terms and conditions of Article IV) and such shares shall be considered to be “Registrable Securities” as such term is used in this Investor Rights Agreement.

Section 5.10 Consents, Approvals and Actions. If any consent, approval or action of the Partners, the Sponsor or the Original Underwriter Representatives is required or permitted at any time pursuant to this Investor Rights Agreement, such consent, approval or action shall be deemed given if the holders of a majority of the outstanding Equity Securities of PubCo held by the Partners, the Sponsor, or the Original Underwriter Representatives, respectively, at such time provide such consent, approval or action in writing at such time; provided that, for the avoidance of doubt, the designation of the Joint Director pursuant to Section 2.1(a) shall require the consent of both (i) the holders of a majority of the outstanding Equity Securities of Pubco held by the Partners and (ii) the holders of a majority of the outstanding Equity Securities of Pubco held by Sponsor.

Section 5.11 Not a Group; Independent Nature of Holders’ Obligations and Rights. The Holders and PubCo agree that the arrangements contemplated by this Investor Rights Agreement are not intended to constitute the formation of a “group” (as defined in Section 13(d)(3) of the Exchange Act). Each Holder agrees that, for purposes of determining beneficial ownership of such Holder, it shall disclaim any beneficial ownership by virtue of this Investor Rights Agreement of PubCo’s Equity Securities owned by the other Holders, and PubCo agrees to recognize such disclaimer in its Exchange Act and Securities Act reports. The obligations of each Holder under this Investor Rights Agreement are several and not joint with the obligations of any other Holder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder under this Investor Rights Agreement. Nothing contained herein, and no action taken by any Holder pursuant hereto, shall be deemed to constitute the Holders as, and PubCo acknowledges that the Holders do not so constitute, a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Holders are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by this Investor Rights Agreement, and PubCo acknowledges that the Holders are not acting in concert or as a group, and PubCo shall not assert any such claim, with respect to such obligations or the transactions contemplated by this Investor Rights Agreement. Subject to Section 5.17, the decision of each

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Holder to enter into this Investor Rights Agreement has been made by such Holder independently of any other Holder. Subject to Section 5.17, each Holder acknowledges that no other Holder has acted as agent for such Holder in connection with such Holder making its investment in PubCo and that no other Holder will be acting as agent of such Holder in connection with monitoring such Holder’s investment in the Common Stock or enforcing its rights under this Investor Rights Agreement. PubCo and each Holder confirms that each Holder has had the opportunity to independently participate with PubCo and its subsidiaries in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Investor Rights Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose. The use of a single agreement to effectuate the rights and obligations contemplated hereby was solely in the control of PubCo, not the action or decision of any Holder, and was done solely for the convenience of PubCo and its subsidiaries and not because it was required to do so by any Holder. It is expressly understood and agreed that each provision contained in this Investor Rights Agreement is between PubCo and a Holder, solely, and not between PubCo and the Holders collectively and not between and among the Holders.

Section 5.12 Other Business Opportunities.

(a) The Parties expressly acknowledge and agree that to the fullest extent permitted by applicable Law: (i) each of the Institutional Partners, the Sponsor and the Original Underwriter Representatives (including (A) their respective Affiliates, (B) any portfolio company in which they or any of their respective investment fund Affiliates have made a debt or equity investment (and vice versa) or (C) any of their respective limited partners, non-managing members or other similar direct or indirect investors) and the Partner Directors and the Sponsor Directors has the right to, and shall have no duty (fiduciary, contractual or otherwise) not to, directly or indirectly engage in and possess interests in other business ventures of every type and description, including those engaged in the same or similar business activities or lines of business as PubCo or any of its subsidiaries or deemed to be competing with PubCo or any of its subsidiaries, on its own account, or in partnership with, or as an employee, officer, director or shareholder of any other Person, with no obligation to offer to PubCo or any of its subsidiaries, or any other Holder the right to participate therein; (ii) each of the Institutional Partners, the Sponsor and the Original Underwriter Representatives (including (A) their respective Affiliates, (B) any portfolio company in which they or any of their respective investment fund Affiliates have made a debt or equity investment (and vice versa) or (C) any of their respective limited partners, non-managing members or other similar direct or indirect investors) and the Partner Directors and the Sponsor Directors may invest in, or provide services to, any Person that directly or indirectly competes with PubCo or any of its subsidiaries; and (iii) in the event that any of the Institutional Partners, the Sponsor or the Original Underwriter Representatives (including (A) their respective Affiliates, (B) any portfolio company in which they or any of their respective investment fund Affiliates have made a debt or equity investment (and vice versa) or (C) any of their respective limited partners, non-managing members or other similar direct or indirect investors) or any Partner Director or Sponsor Director, respectively, acquires knowledge of a potential transaction or matter that may be a corporate or other business opportunity for PubCo or any of its subsidiaries, such Person shall have no duty (fiduciary, contractual or otherwise) to communicate or present such corporate opportunity to PubCo or any of its subsidiaries or any other Holder, as the case may be, and, notwithstanding any provision of this Investor Rights Agreement to the contrary, shall not be liable to PubCo or any of its subsidiaries or any other Holder (or its Affiliates) for breach of any duty (fiduciary, contractual or otherwise) by reason of the fact that such Person, directly or indirectly, pursues or acquires such opportunity for itself, directs such opportunity to another Person or does not present such opportunity to PubCo or any of its subsidiaries or any other Holder (or its Affiliates). For the avoidance of doubt, the Parties acknowledge that this paragraph is intended to disclaim and renounce, to the fullest extent permitted by applicable Law, any right of PubCo or any of its subsidiaries with respect to the matters set forth herein, and this paragraph shall be construed to effect such disclaimer and renunciation to the fullest extent permitted by Law.

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(b) Each of the Parties hereby, to the fullest extent permitted by applicable Law:

(i) confirms that none of the Institutional Partners, the Sponsor or the Original Underwriter Representatives or any of their respective Affiliates have any duty to PubCo or any of its subsidiaries or to any other Holder other than the specific covenants and agreements set forth in this Investor Rights Agreement;

(ii) acknowledges and agrees that (A) in the event of any conflict of interest between PubCo or any of its subsidiaries, on the one hand, and any of the Institutional Partners, the Sponsor, the Original Underwriter Representatives or any of their respective Affiliates (or any Partner Director or Sponsor Director acting in his or her capacity as such), on the other hand, the Institutional Partners, the Sponsor, the Original Underwriter Representatives or applicable Affiliates (or any Partner Director or Sponsor Director acting in his or her capacity as a director) may act in its best interest and (B) none of the Institutional Partners, the Sponsor, the Original Underwriter Representatives or any of their respective Affiliates or any Partner Director or Sponsor Director acting in his or her capacity as a director, shall be obligated (1) to reveal to PubCo or any of its subsidiaries confidential information belonging to or relating to the business of such Person or any of its Affiliates or (2) to recommend or take any action in its capacity as a direct or indirect stockholder or director, as the case may be, that prefers the interest of PubCo or its subsidiaries over the interest of such Person; and

(iii) waives any claim or cause of action against any of the Institutional Partners, the Sponsor, the Original Underwriter Representatives and any of their respective Affiliates, and any officer, employee, agent or Affiliate of any such Person that may from time to time arise in respect of a breach by any such person of any duty or obligation disclaimed under Section 5.12(b)(i) or Section 5.12(b)(ii).

(c) Each of the Parties hereto agrees that the waivers, limitations, acknowledgments and agreements set forth in this Section 5.12 shall not apply to any alleged claim or cause of action against any of the Institutional Partners, the Sponsor or the Original Underwriter Representatives based upon the breach or nonperformance by such Person of this Investor Rights Agreement or any other agreement to which such Person is a party.

(d) The provisions of this Section 5.12, to the extent that they restrict the duties and liabilities of any of the Institutional Partners, the Sponsor, the Original Underwriter Representatives or any of their respective Affiliates or any Partner Director or Sponsor Director otherwise existing at Law or in equity, are agreed by the Parties to replace such other duties and liabilities of the Institutional Partners, the Sponsor, the Original Underwriter Representatives or any of their respective Affiliates or any such Partner Director or Sponsor Director to the fullest extent permitted by applicable Law.

Section 5.13 Indemnification; Exculpation.

(a) PubCo will, and PubCo will cause each of its subsidiaries to, jointly and severally indemnify, exonerate and hold the Holders and each of their respective direct and indirect partners, equityholders, members, managers, Affiliates, directors, officers, shareholders, fiduciaries, managers, controlling Persons, employees, representatives and agents and each of the partners, equityholders, members, Affiliates, directors, officers, fiduciaries, managers, controlling Persons, employees and agents of each of the foregoing (collectively, the “Holder Indemnitees”) free and harmless from and against any and all actions, causes of action, suits, claims, liabilities, losses, damages and costs and out-of-pocket expenses in connection therewith (including reasonable attorneys’ fees and expenses) incurred by the Holder Indemnitees or any of them before or after the date of this Investor Rights Agreement (collectively, the “Indemnified Liabilities”), arising out of any action, cause of action, suit, litigation, investigation, inquiry, arbitration or claim (each, an “Action”) arising directly or indirectly out of, or in any way relating to, (i) any Holder’s or its Affiliates’ ownership of Equity Securities of PubCo or control or ability to influence PubCo or any of its subsidiaries (other than any such Indemnified Liabilities (x) to the extent such Indemnified Liabilities arise out of any breach of this Investor Rights Agreement by such Holder Indemnitee or its Affiliates or other related Persons or the breach of any fiduciary or other duty or obligation of such Holder Indemnitee to its direct or

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indirect equity holders, creditors or Affiliates, (y) to the extent such control or the ability to control PubCo or any of its subsidiaries derives from such Holder’s or its Affiliates’ capacity as an officer or director of PubCo or any of its subsidiaries or (z) to the extent such Indemnified Liabilities are directly caused by such Person’s willful misconduct), (ii) the business, operations, properties, assets or other rights or liabilities of PubCo or any of its subsidiaries or (iii) any services provided prior to, on or after the date of this Investor Rights Agreement by any Holder or its Affiliates to PubCo or any of their respective subsidiaries; provided, however, that if and to the extent that the foregoing undertaking may be unavailable or unenforceable for any reason, PubCo will, and will cause its subsidiaries to, make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable Law. For the purposes of this Section 5.13, none of the circumstances described in the limitations contained in the proviso in the immediately preceding sentence shall be deemed to apply absent a final non-appealable judgment of a court of competent jurisdiction to such effect, in which case to the extent any such limitation is so determined to apply to any Holder Indemnitee as to any previously advanced indemnity payments made by PubCo or any of its subsidiaries, then such payments shall be promptly repaid by such Holder Indemnitee to PubCo and its subsidiaries. The rights of any Holder Indemnitee to indemnification hereunder will be in addition to any other rights any such Person may have under any other agreement or instrument to which such Holder Indemnitee is or becomes a party or is or otherwise becomes a beneficiary or under Law or regulation or under the organizational or governing documents of PubCo or its subsidiaries.

(b) PubCo will, and will cause each of its subsidiaries to, jointly and severally, reimburse any Holder Indemnitee for all reasonable costs and expenses (including reasonable attorneys’ fees and expenses and any other litigation-related expenses) as they are incurred in connection with investigating, preparing, pursuing, defending or assisting in the defense of any Action for which the Holder Indemnitee would be entitled to indemnification under the terms of this Section 5.13, or any action or proceeding arising therefrom, whether or not such Holder Indemnitee is a party thereto. PubCo or its subsidiaries, in the defense of any Action for which a Holder Indemnitee would be entitled to indemnification under the terms of this Section 5.13, may, without the consent of such Holder Indemnitee, consent to entry of any judgment or enter into any settlement if and only if it (i) includes as a term thereof the giving by the claimant or plaintiff therein to such Holder Indemnitee of an unconditional release from all liability with respect to such Action, (ii) does not impose any limitations (equitable or otherwise) on such Holder Indemnitee, and (iii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of such Holder Indemnitee, and provided, that the only penalty imposed in connection with such settlement is a monetary payment that will be paid in full by PubCo or its subsidiaries.

(c) PubCo acknowledges and agrees that PubCo shall, and to the extent applicable shall cause its subsidiaries to, be fully and primarily responsible for the payment to any Holder Indemnitee in respect of Indemnified Liabilities in connection with any Jointly Indemnifiable Claims (as defined below), pursuant to and in accordance with (as applicable) the terms of (i) the Delaware General Corporation Law and the Organizational Documents, each as amended, (ii) any director indemnification agreement, (iii) this Investor Rights Agreement, any other agreement between PubCo or any of its subsidiaries and such Holder Indemnitee (or its Affiliates) pursuant to which such Holder Indemnitee is indemnified, (iv) the Laws of the jurisdiction of incorporation or organization of any subsidiary of PubCo and/or (v) the certificate of incorporation, certificate of organization, bylaws, partnership agreement, operating agreement, certificate of formation, certificate of limited partnership or other organizational or governing documents of any subsidiary of PubCo ((i) through (v) collectively, the “Indemnification Sources”), irrespective of any right of recovery such Holder Indemnitee (or its Affiliates) may have from any corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise (other than PubCo, any of its subsidiaries or the insurer under and pursuant to an insurance policy of PubCo or any of its subsidiaries) from whom such Holder Indemnitee may be entitled to indemnification with respect to which, in whole or in part, PubCo or any of its subsidiaries may also have an indemnification obligation (collectively, the “Indemnitee-Related Entities”). Under no circumstance shall PubCo or any of its subsidiaries be entitled to any right of subrogation or contribution by the Indemnitee-Related Entities and no right of advancement or recovery any Holder Indemnitee may have from the Indemnitee-Related Entities

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shall reduce or otherwise alter the rights of such Holder Indemnitee or the obligations of PubCo or any of its subsidiaries under the Indemnification Sources. In the event that any of the Indemnitee-Related Entities shall make any payment to any Holder Indemnitee in respect of indemnification with respect to any Jointly Indemnifiable Claim, (x) PubCo shall, and to the extent applicable shall cause its subsidiaries to, reimburse the Indemnitee-Related Entity making such payment to the extent of such payment promptly upon written demand from such Indemnitee-Related Entity, (y) to the extent not previously and fully reimbursed by PubCo and/or any of its subsidiaries pursuant to clause (x), the Indemnitee-Related Entity making such payment shall be subrogated to the extent of the outstanding balance of such payment to all of the rights of recovery of the Holder Indemnitee against PubCo and/or any of its subsidiaries, as applicable, and (z) such Holder Indemnitee shall execute all papers reasonably required and shall do all things that may be reasonably necessary to secure such rights, including the execution of such documents as may be necessary to enable the Indemnitee-Related Entities effectively to bring suit to enforce such rights. Each of the Parties agree that each of the Indemnitee-Related Entities shall be third-party beneficiaries with respect to this Section 5.13(c), entitled to enforce this Section 5.13(c) as though each such Indemnitee-Related Entity were a party to this Investor Rights Agreement. PubCo shall cause each of its subsidiaries to perform the terms and obligations of this Section 5.13(c) as though each such subsidiary were a party to this Investor Rights Agreement. For purposes of this Section 5.13(c), the term “Jointly Indemnifiable Claims” shall be broadly construed and shall include, without limitation, any Indemnified Liabilities for which any Holder Indemnitee shall be entitled to indemnification from both (1) PubCo and/or any of its subsidiaries pursuant to the Indemnification Sources, on the one hand, and (2) any Indemnitee-Related Entity pursuant to any other agreement between any Indemnitee-Related Entity and such Holder Indemnitee (or its Affiliates) pursuant to which such Holder Indemnitee is indemnified, the Laws of the jurisdiction of incorporation or organization of any Indemnitee-Related Entity and/or the certificate of incorporation, certificate of organization, bylaws, partnership agreement, operating agreement, certificate of formation, certificate of limited partnership or other organizational or governing documents of any Indemnitee-Related Entity, on the other hand.

(d) In no event shall any Holder Indemnitee be liable to PubCo or any of its subsidiaries for any act, alleged act, omission or alleged omission that does not constitute willful misconduct or fraud of such Holder Indemnitee as determined by a final, nonappealable determination of a court of competent jurisdiction.

(e) Notwithstanding anything to the contrary contained in this Investor Rights Agreement, for purposes of this Section 5.13, the term Holder Indemnitees shall not include any Holder or its any of its partners, equityholders, members, Affiliates, directors, officers, fiduciaries, managers, controlling Persons, employees and agents or any of the partners, equityholders, members, Affiliates, directors, officers, fiduciaries, managers, controlling Persons, employees and agents of any of the foregoing who is an officer or director of PubCo or any of its subsidiaries in such capacity as officer or director. Such officers and directors are or will be subject to separate indemnification in such capacity through this Investor Rights Agreement and/or the certificate of incorporation or organization, bylaws or limited partnership agreements and other instruments of PubCo and its subsidiaries.

(f) The rights of any Holder Indemnitee to indemnification pursuant to this Section 5.13 will be in addition to any other rights any such Person may have under any other section of this Investor Rights Agreement or any other agreement or instrument to which such Holder Indemnitee is or becomes a party or is or otherwise becomes a beneficiary or under Law or regulation or under the certificate of limited partnership, limited partnership agreement, certificate of incorporation or bylaws (or equivalent governing documents) of PubCo or any of its subsidiaries.

Section 5.14 Representations and Warranties of the Parties. Each of the Parties hereby represents and warrants to each of the other Parties as follows:

(a) Such Party, to the extent applicable, is duly organized or incorporated, validly existing and in good standing under the Laws of the jurisdiction of its organization or incorporation and has all requisite organizational power and authority to conduct its business as it is now being conducted and is proposed to be conducted.

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(b) Such Party has the full organizational power, authority and legal right to execute, deliver and perform this Investor Rights Agreement. The execution, delivery and performance of this Investor Rights Agreement have been duly authorized by all necessary organizational action, corporate or otherwise, of such Party. This Investor Rights Agreement has been duly executed and delivered by such Party and constitutes its, his or her legal, valid and binding obligation, enforceable against it, him or her in accordance with its terms, subject to applicable bankruptcy, insolvency and similar Laws affecting creditors’ rights generally.

(c) The execution and delivery by such Party of this Investor Rights Agreement, the performance by such Party of its, his or her obligations hereunder by such Party does not and will not violate (i) in the case of Parties who are not individuals, any provision of its by-laws, charter, articles of association, partnership agreement or other similar organizational document, (ii) any provision of any material agreement to which it, he or she is a Party or by which it, he or she is bound or (iii) any Law, rule, regulation, judgment, order or decree to which it, he or she is subject.

(d) Such Party is not currently in violation of any Law, rule, regulation, judgment, order or decree, which violation could reasonably be expected at any time to have a material adverse effect upon such Party’s ability to enter into this Investor Rights Agreement or to perform its, his or her obligations hereunder.

(e) There is no pending legal action, suit or proceeding that would materially and adversely affect the ability of such Party to enter into this Investor Rights Agreement or to perform its, his or her obligations hereunder.

Section 5.15 No Third Party Liabilities. This Investor Rights Agreement may only be enforced against the named parties hereto. All claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to any of this Investor Rights Agreement, or the negotiation, execution or performance of this Investor Rights Agreement (including any representation or warranty made in or in connection with this Investor Rights Agreement or as an inducement to enter into this Investor Rights Agreement), may be made only against the Persons that are expressly identified as parties hereto, as applicable; and no past, present or future direct or indirect director, officer, employee, incorporator, member, partner, stockholder, Affiliate, portfolio company in which any such Party or any of its investment fund Affiliates have made a debt or equity investment (and vice versa), agent, attorney or representative of any Party hereto (including any Person negotiating or executing this Investor Rights Agreement on behalf of a Party hereto), unless a Party to this Investor Rights Agreement, shall have any liability or obligation with respect to this Investor Rights Agreement or with respect any claim or cause of action (whether in contract or tort) that may arise out of or relate to this Investor Rights Agreement, or the negotiation, execution or performance of this Investor Rights Agreement (including a representation or warranty made in or in connection with this Investor Rights Agreement or as an inducement to enter into this Investor Rights Agreement).

Section 5.16 Legends. Without limiting the obligations of PubCo set forth in Section 3.11, each of the Holders acknowledges that (i) no Transfer, hypothecation or assignment of any Registrable Securities Beneficially Owned by such Holder may be made except in compliance with applicable federal and state securities Laws and (ii) PubCo shall (x) place customary restrictive legends on the certificates or book entries representing the Registrable Securities subject to this Investor Rights Agreement and (y) remove such restrictive legends at the time the applicable Transfer and other restrictions contemplated thereby are no longer applicable to the Registrable Securities represented by such certificates or book entries.

Section 5.17 Adjustments. If there are any changes in the Common Stock as a result of stock split, stock dividend, combination or reclassification, or through merger, consolidation, recapitalization or other similar event, appropriate adjustment shall be made in the provisions of this Investor Rights Agreement, as may be required, so that the rights, privileges, duties and obligations under this Investor Rights Agreement shall continue with respect to the Common Stock as so changed.

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Section 5.19 Joint Negotiation and Drafting. The Parties hereto have participated jointly in the negotiation and drafting of this Investor Rights Agreement. In the event an ambiguity or question of intent or interpretation arises, this Investor Rights Agreement will be construed as if drafted jointly by the Parties hereto and no presumption or burden of proof will arise favoring or disfavoring any Party hereto by virtue of the authorship of any of the provisions of this Investor Rights Agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the Parties has duly executed this Investor Rights Agreement as of the Effective Date.

PUBCO:

GIGCAPITAL4, INC.

/s/ Dr. Avi Katz
By: Dr. Avi Katz
Title: Chief Executive Officer

SPONSOR:

GIGACQUISTION4, LLC

/s/ Dr. Avi Katz
By: Dr. Avi Katz
Title: President and Chief Executive Officer

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PARTNER:

BBAI ULTIMATE HOLDINGS, LLC

By:	/s/ Jeff Hart
Name: Jeff Hart
Title: Vice President and Secretary

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UNDERWRITER REPRESENTATIVES:

OPPENHEIMER & CO. INC.

/s/ Peter Bennett
By: Peter Bennett
Title: Managing Director, Head of ECM

NOMURA SECURITIES INTERNATIONAL, INC.

/s/ James Chenard
By: James Chenard
Title: Managing Director

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Acknowledged and agreed for purposes of Section 3.14:

/s/ Brad Weightman
Brad Weightman

/s/ Dorothy D. Hayes
Dorothy D. Hayes

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Exhibit A

Form of Joinder

This Joinder (this “Joinder”) to the Investor Rights Agreement, made as of [    ], is between [    ] (“Transferor”) and [    ] (“Transferee”).

WHEREAS, as of the date hereof, Transferee is acquiring [    ] Registrable Securities (the “Acquired Interests”) from Transferor;

WHEREAS, Transferor is a party to that certain Investor Rights Agreement, dated as of June 4, 2021, among GigCapital4, Inc., a Delaware corporation ( “PubCo”) and the other persons party thereto (the “Investor Rights Agreement”); and

WHEREAS, Transferee is required, at the time of and as a condition to such Transfer, to become a party to the Investor Rights Agreement by executing and delivering this Joinder, whereupon such Transferee will be treated as a Party (with the same rights and obligations as the Transferor) for all purposes of the Investor Rights Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

Section 1.1    Definitions. To the extent capitalized words used in this Joinder are not defined in this Joinder, such words shall have the respective meanings set forth in the Investor Rights Agreement.

Section 1.2    Acquisition. The Transferor hereby Transfers to the Transferee all of the Acquired Interests.

Section 1.3    Joinder. Transferee hereby acknowledges and agrees that (a) such Transferee has received and read the Investor Rights Agreement, (b) such Transferee is acquiring the Acquired Interests in accordance with and subject to the terms and conditions of the Investor Rights Agreement and (c) such Transferee will be treated as a Party (with the same rights and obligations as the Transferor) for all purposes of the Investor Rights Agreement.

Section 1.4    Notice. Any notice, demand or other communication under the Investor Rights Agreement to Transferee shall be given to Transferee at the address set forth on the signature page hereto in accordance with Section 5.6 of the Investor Rights Agreement.

Section 1.5    Governing Law. This Joinder shall be governed by and construed in accordance with the law of the State of Delaware.

Section 1.6    Counterparts; Electronic Delivery. This Joinder may be executed and delivered in one or more counterparts, by fax, email or other electronic transmission, each of which shall be deemed an original and all of which shall be considered one and the same agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Joinder or any document to be signed in connection with this Joinder shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

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IN WITNESS WHEREOF, this Joinder has been duly executed and delivered by the parties as of the date first above written.

[TRANSFEROR]

By:
Name:
Title:

[TRANSFEREE]

By:
Name:
Title:

Address for notices:

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Annex G

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is entered into on June 4, 2021, by and between GigCapital4, Inc., a Delaware corporation (the “Company”), and [    ] (“Subscriber”).

WHEREAS, concurrently with the execution and delivery of this Subscription Agreement, the Company is entering into that certain Agreement and Plan of Merger, dated as of June 4, 2021 (the “Merger Agreement” and, the transactions contemplated by the Merger Agreement, the “Transaction”), by and among the Company, BigBear.ai Holdings, LLC, a Delaware limited liability company (“BigBear”), BBAI Ultimate Holdings, LLC, a Delaware limited liability company (“BBAI”), and GigCapital4 Merger Corporation, a Delaware corporation (“Merger Sub”), providing for the combination of the Company and BigBear;

WHEREAS, in connection with the Transaction, Subscriber desires to subscribe for and purchase from the Company, immediately prior to or concurrently with, and contingent upon, the consummation of the Transaction, that principal amount of the Company’s 6.00% convertible senior notes due 2026 (the “Notes”), set forth on the signature page hereto (the “Subscribed Notes”) for an aggregate purchase price equal to 100.00% of the principal amount of the Subscribed Notes (the “Purchase Price”), and the Company desires to issue and sell to Subscriber the Subscribed Notes in consideration of the payment of the Purchase Price by or on behalf of Subscriber to the Company;

WHEREAS, concurrently with the execution of this Subscription Agreement, or prior to the closing date of the Transaction (the “Closing Date”), the Company will enter into subscription agreements (the “Other Subscription Agreements” and together with this Subscription Agreement, the “Subscription Agreements”) with certain other institutional accredited investors (the “Other Subscribers” and together with Subscriber, the “Subscribers”), which are on substantially the same terms as the terms of this Subscription Agreement (other than the amount of the Notes to be subscribed for and purchased by the Other Subscribers), pursuant to which such investors shall agree to purchase on the Closing Date, inclusive of the Subscribed Notes, up to $200,000,000 in aggregate principal amount of the Notes (the “Other Subscribed Notes” and together with the Subscribed Notes, the “Aggregate Subscribed Notes”); and

WHEREAS, in connection with the issuance of the Notes on the Closing Date, the Company and Wilmington Trust, National Association, as trustee (the “Trustee”) will enter into an indenture in respect of the Notes in substantially the form attached hereto as Exhibit A (the “Indenture”).

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Subscription. Subject to the terms and conditions hereof, at the Closing (as defined below), Subscriber hereby agrees to subscribe for and purchase, and the Company hereby agrees to issue and sell to Subscriber, upon the payment of the Purchase Price, the Subscribed Notes (such subscription and issuance, the “Subscription”). The Company hereby expressly covenants and agrees that the Purchase Price shall be used exclusively for the Transaction or after the consummation thereof by the entity surviving the combination of the Company and BigBear contemplated in the Merger Agreement for working capital and other corporate purposes.

2. Closing.

a. The consummation of the Subscription contemplated hereby (the “Closing”) shall be contingent upon, and occur on the Closing Date immediately prior to or concurrently with the consummation of the Transaction.

b. At least five (5) Business Days before the anticipated Closing Date, the Company shall deliver written notice to Subscriber (the “Closing Notice”) specifying (i) the anticipated Closing Date and (ii) the wire instructions for delivery of the Purchase Price to the Company. No later than two (2) Business Days after receiving the Closing Notice, Subscriber shall deliver to the Company such information as is reasonably requested in the Closing Notice in order for the Company to issue the Subscribed Notes to Subscriber. Subscriber shall deliver to the Company, prior to 9:30 a.m. (Eastern time)(or as soon as practicable after the Company or its transfer agent delivers evidence of the issuance to Subscriber of the Subscribed Notes on as of the Closing Date), on the Closing Date, the Purchase Price in cash via wire transfer to the account specified in the Closing Notice against delivery (with such delivery to occur promptly following receipt of the Purchase Price) by the Company to Subscriber of the Subscribed Notes in book entry form pursuant to the DWAC procedures of the Depository Trust Company (“DTC”), which will act as securities depository for the Notes, free and clear of any liens, encumbrances or other restrictions (other than those arising under the Indenture, this Subscription Agreement or state or federal securities laws), in the name of Subscriber or a custodian designated by Subscriber (which custodian shall have properly posted such DWAC for release by the Trustee through the facilities of DTC), as applicable. In the event that the consummation of the Transaction does not occur within one (1) Business Day after the anticipated Closing Date specified in the Closing Notice, the Company shall promptly (but in no event later than two (2) Business Days after the anticipated Closing Date specified in the Closing Notice) return the funds so delivered by Subscriber to the Company by wire transfer in immediately available funds to the account specified by Subscriber and any Subscribed Notes shall be transferred by DWAC to the Trustee and deemed cancelled and no amounts will be owned under such Subscribed Notes; provided that, unless this Subscription Agreement has been validly terminated pursuant to Section 6 hereof, neither the failure of the Closing to occur on the Closing Date specified in the Closing Notice nor such return of funds shall (x) terminate this Subscription Agreement, (y) be deemed to be a failure of any of the conditions to Closing set forth in Section 2(c) hereof, or (z) otherwise relieve any party of any of its obligations hereunder, including Subscriber’s obligation to redeliver the Purchase Price and purchase the Subscribed Notes at the Closing in the event the Company delivers a subsequent Closing Notice. For the purposes of this Subscription Agreement, “Business Day” means any day other than a Saturday, Sunday or a day on which the Federal Reserve Bank of New York is closed.

c. The Closing shall be subject to the satisfaction or valid waiver in writing (to the extent a valid waiver is capable of being issued) by the Company, on the one hand, or Subscriber, on the other, of the conditions that, on the Closing Date:

(i) (x) no suspension of the qualification of any of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), for sale or trading on The Nasdaq Stock Market LLC (“Nasdaq”), or, to the Company’s knowledge, initiation or threatening of any proceedings for any of such purposes, shall have occurred and (y) the shares of Common Stock underlying the Subscribed Notes shall be approved for listing on Nasdaq, subject to official notice of issuance;

(ii) all conditions precedent to the closing of the Transaction set forth in the Merger Agreement, including, without limitation, the approval of the Company’s stockholders, shall have been satisfied (as determined by the parties to the Merger Agreement, and other than those conditions which, by their nature, are to be satisfied at the closing of the Transaction, including to the extent that any such condition is dependent upon the consummation of the purchase and sale of the Subscribed Notes pursuant to this Subscription Agreement) or waived in writing by the party entitled to the benefit thereof under the Merger Agreement, and the closing of the Transaction shall be scheduled to occur concurrently with or immediately following the Closing; and

(iii) no governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making consummation of the transactions contemplated hereby illegal or otherwise restraining, prohibiting or enjoining consummation of the transactions contemplated hereby, and no such governmental authority shall have instituted a proceeding seeking to impose any such restraint or prohibition.

d. The obligation of the Company to consummate the Closing shall be subject to the satisfaction or valid waiver in writing by the Company of the additional conditions that, on the Closing Date:

(i) all representations and warranties of Subscriber contained in this Subscription Agreement are true and correct in all material respects (other than (x) representations and warranties that are qualified as to materiality or Subscriber Material Adverse Effect (as defined below), which representations and warranties shall be true in all respects or (y) representations and warranties that speak as of a specified earlier date, which representations and warranties shall be true and correct in all material respects as of such specified date) at and as of the Closing Date, and consummation of the Closing shall constitute a reaffirmation by Subscriber of each of the representations and warranties of Subscriber contained in this Subscription Agreement as of the Closing; and

(ii) Subscriber shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing, except where the failure of such performance, satisfaction or compliance would not or would not reasonably be expected to prevent, materially delay, or materially impair the ability of the Company to consummate the Closing.

e. The obligation of Subscriber to consummate the Closing shall be subject to the satisfaction or valid waiver in writing by Subscriber of the additional conditions that, on the Closing Date:

(i) all representations and warranties of the Company contained in this Subscription Agreement are true and correct in all material respects (other than (A) representations and warranties that are qualified as to materiality or Company Material Adverse Effect (as defined below), which representations and warranties shall be true in all respects or (B) representations and warranties that speak as of a specified earlier date, which representations and warranties shall be true and correct in all material respects as of such specified date) at and as of the Closing Date, and consummation of the Closing shall constitute a reaffirmation by the Company of each of the representations and warranties of the Company contained in this Subscription Agreement as of the Closing;

(ii) the Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing, except where the failure of such performance, satisfaction or compliance would not or would not reasonably be expected to prevent, materially delay, or materially impair the ability of the Company to consummate the Closing;

(iii) there shall have been no amendment, waiver or modification to the Merger Agreement that materially and adversely affects the Company or the Subscriber’s investment in the Company, other than amendments, waivers or modifications pursuant to the terms of the Merger Agreement;

(iv) the Company shall not have entered into any Other Subscription Agreement, including through amendment, waiver or modification of the terms of an any Other Subscription Agreement, with a lower purchase price per $1,000 principal amount of the Notes or other terms (economic or otherwise) substantially more favorable to such other subscriber or investor than as set forth in this Subscription Agreement unless Subscriber has been offered substantially the same terms or benefits; and

(v) there has not occurred any Company Material Adverse Effect (as defined in the Merger Agreement) or Company Material Adverse Effect (as defined below).

3. Company Representations and Warranties. For purposes of this Section 3, the term “Company” shall refer to (i) the Company as of the date hereof, and (ii) for purposes of the representations contained in subsections (f), (i), (k) and (m) of this Section 3 and to the extent such representations and warranties are made as of the Closing

Date, the combined company after giving effect to the Transaction as of the Closing Date. The Company represents and warrants to Subscriber that as of the date hereof:

a. The Company (i) is duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) has the requisite corporate power and authority to own, lease and operate its properties, to carry on its business as it is now being conducted and to enter into and perform its obligations under this Subscription Agreement, and (iii) is duly licensed or qualified to conduct its business and, if applicable, is in good standing under the laws of each jurisdiction (other than its jurisdiction of incorporation) in which the conduct of its business or the ownership of its properties or assets requires such license or qualification, except, with respect to the foregoing clause (iii), where the failure to be in good standing would not reasonably be expected to have a Company Material Adverse Effect. For purposes of this Subscription Agreement, a “Company Material Adverse Effect” means any event, circumstance, change, development, effect or occurrence (collectively “Effect”) that, individually or in the aggregate with all other Effects, (a) is or would reasonably be expected to be materially adverse to the business, financial condition or results of operations of the Company and its subsidiaries, taken as a whole; or (b) would prevent, materially delay or materially impede the performance by the Company or its subsidiaries of their respective obligations under this Subscription Agreement, the Merger Agreement or the consummation of the Transaction; provided, however, that, in the case of clause (a), none of the following shall be deemed to constitute, alone or in combination, or be taken into account in the determination of whether, there has been or will be a Company Material Adverse Effect: (i) any change or proposed change in or change in applicable law or GAAP (including, in each case, the interpretation thereof) after the date of this Subscription Agreement; (ii) events or conditions generally affecting the industries or geographic areas in which the Company operates; (iii) any downturn in general economic conditions, including changes in the credit, debt, securities, financial or capital markets (including changes in interest or exchange rates, prices of any security or market index or commodity or any disruption of such markets); (iv) acts of war, sabotage, civil unrest or terrorism, or any escalation or worsening of any such acts of war, sabotage, civil unrest or terrorism, or changes in global, national, regional, state or local political or social conditions; (v) any hurricane, tornado, flood, earthquake, mudslide, wildfire, natural disaster, epidemic, disease outbreak, pandemic (including, for the avoidance of doubt, the novel coronavirus, SARS-CoV-2 or COVID-19 and all related strains and sequences) or other acts of God, (vi) any actions taken or not taken by the Company as required by this Subscription Agreement, the Merger Agreement or any other agreement executed and delivered in connection with the Transaction and specifically contemplated by the Merger Agreement or (vii) any Effect attributable to the announcement or execution, pendency, negotiation or consummation of the Transaction, except in the cases of clauses (i) through (iii), to the extent that the Company is materially and disproportionately affected thereby as compared with other participants in the industry in which the Company operates.

b. As of the Closing Date, the Subscribed Notes will be duly authorized and, when issued and delivered to Subscriber against full payment therefor in accordance with the terms of this Subscription Agreement, will be validly issued and will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except that the enforcement thereof may be subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability (collectively, the “Enforceability Exceptions”), and will not have been issued in violation of any preemptive rights created under the Company’s organizational documents or the laws of the State of Delaware. The Indenture has been duly authorized by the Company and, when duly authorized, executed and delivered by the Trustee, will constitute a legal, valid and binding obligation of the Company, enforceable against the Company, respectively, in accordance with its terms, except that the enforcement thereof may be subject to the Enforceability Exceptions.

c. The Subscribed Notes are not, and following the Closing, will not be, subject to any Transfer Restriction. The term “Transfer Restriction” means any condition to or restriction on the ability of Subscriber or any other holder of the Subscribed Notes to pledge, sell, assign or otherwise transfer the Subscribed Notes under any organizational document, policy or agreement of, by or with the Company, but excluding the restrictions on transfer described in the Indenture and Section 4(e) of this Subscription

Agreement with respect to the status of the Subscribed Notes as “restricted securities” pending their registration for resale under the Securities Act of 1933, as amended (the “Securities Act”), in accordance with the terms of this Subscription Agreement.

d. This Subscription Agreement has been duly authorized, executed and delivered by the Company, and assuming the due authorization, execution and delivery of the same by Subscriber, this Subscription Agreement shall constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions.

e. The execution and delivery of this Subscription Agreement, the issuance and sale of the Subscribed Notes, the issuance and delivery of shares of Common Stock upon conversion of the Subscribed Notes in accordance with the terms of the Indenture and the compliance by the Company with all of the provisions of this Subscription Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject; (ii) the organizational documents of the Company; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have a Company Material Adverse Effect or have a material adverse effect on the Company’s ability to consummate the transactions contemplated hereby, including the issuance and sale of the Subscribed Notes.

f. Assuming the accuracy of the representations and warranties of Subscriber, the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization (including Nasdaq in connection with the execution, delivery and performance of this Subscription Agreement (including, without limitation, the issuance of the Subscribed Notes)), other than (i) filings required by applicable state securities laws, (ii) filings with the United States Securities and Exchange Commission (the “Commission”), including the filing of the Registration Statement pursuant to Section 5 below, (iii) filings required by Nasdaq, including with respect to obtaining approval of the Company’s stockholders, (iv) filings required to consummate the Transaction as provided under the Merger Agreement, (v) the filing of notification under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, if applicable, (vi) those that will be obtained, made or given, as applicable, on or prior to the Closing, and (vii) consents, waivers, authorizations, orders, notices or filings, the failure of which to obtain, make or give would not be reasonably likely to have a Company Material Adverse Effect or have a material adverse effect on the Company’s legal authority to consummate the transactions contemplated hereby, including the issuance and sale of the Subscribed Notes.

g. As of their respective dates, all reports required to be filed by the Company with the Commission (the “SEC Reports”) complied in all material respects with the applicable requirements of the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments.

h. As of the date hereof, and immediately prior to the Closing, the entire authorized capital stock of the Company consists of 100,000,000 shares of Common Stock and 1,000,000 shares of preferred stock, par value $0.0001 per share (“Preferred Shares”). As of the Closing Date (and immediately after the consummation of the Transaction), the entire authorized capital stock of the Company will consist of 500,000,000 shares of Common Stock and 1,000,000 Preferred Shares. As of the date hereof, and (assuming no redemptions) immediately prior to the Closing: (i) 45,949,600 shares of Common Stock and no Preferred Shares are issued and outstanding; (ii) 12,326,533 warrants, each exercisable to purchase a whole share of Common Stock at $11.50 per full share (the “Warrants”), are issued and outstanding; and (iii) no Common Stock was subject to issuance upon exercise of outstanding options. As of the date hereof, the Company had no outstanding long-term indebtedness (other than fees payable under the business combination marketing agreement entered into in connection with its initial public offering) and will not have any long-term indebtedness immediately prior to the Closing. No Warrants are exercisable on or prior to the Closing. All (i) issued and outstanding Common Stock has been duly authorized and validly issued, is fully paid and non-assessable and is not subject to preemptive rights and (ii) issued and outstanding Warrants constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms. As of the date hereof, except as set forth above and pursuant to the Other Subscription Agreements and the Merger Agreement, there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from the Company any Common Stock or other equity interests in the Company (collectively, “Equity Interests”) or securities convertible into or exchangeable or exercisable for Equity Interests. As of the date hereof, the Company has no subsidiaries (other than Merger Sub) and does not own, directly or indirectly, interests or investments (whether equity or debt) in any person, whether incorporated or unincorporated (other than Merger Sub). There are no stockholder agreements, voting trusts or other agreements or understandings to which the Company is a party or by which it is bound relating to the voting or registration of any Equity Interests, other than (A) the letter agreements entered into by the Company in connection with the Company’s initial public offering on February 11, 2021 pursuant to which the Company’s sponsor and the Company’s executive officers and independent directors agreed to vote in favor of any proposed Business Combination (as defined therein), which includes the Transaction, and (B) as contemplated by the Merger Agreement. There are no securities or instruments issued by or to which the Company is a party containing anti-dilution or similar provisions that will be triggered by the issuance of (i) the Subscribed Notes, (ii) any Notes to be issued pursuant to any Other Subscription Agreement or (iii) any shares of Common Stock upon conversion of any of the Subscribed Notes or any of the Notes to be issued pursuant to any Other Subscription Agreement.

i. Except for such matters as have not had and would not be reasonably likely to have a Company Material Adverse Effect or have a material adverse effect on the Company’s ability to consummate the transactions contemplated hereby, including the issuance and sale of the Subscribed Notes, as of the date hereof, there is no (i) suit, action, proceeding or arbitration before a governmental authority or arbitrator pending, or, to the knowledge of the Company, threatened in writing against the Company or (ii) judgment, decree, injunction, ruling or order of any governmental authority or arbitrator outstanding against the Company.

j. The issued and outstanding shares of Common Stock are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on Nasdaq under the symbol “GIG” (it being understood that the trading symbol will be changed in connection with the Transaction). There is no suit, action, proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company by Nasdaq or the Commission with respect to any intention by such entity to deregister the shares of Common Stock or prohibit or terminate the listing of the shares of Common Stock on Nasdaq. The Company has taken no action that is designed to terminate the registration of the shares of Common Stock under the Exchange Act. Prior to the Closing, the Company will file a listing application with Nasdaq for the shares of Common Stock underlying the Notes and such application will be approved by Nasdaq subject to notice of issuance.

k. Assuming the accuracy of all of Subscriber’s representations and warranties set forth in Section 4 of this Subscription Agreement, no registration under the Securities Act is required for the offer and sale of the Subscribed Notes by the Company to Subscriber and the Subscribed Notes are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act or any state securities law.

l. Neither the Company nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in violation of the Securities Act in connection with any offer or sale of the Subscribed Notes.

m. Except for the Placement Agent (as defined below), no broker or finder is entitled to any brokerage or finder’s fee or commission from the Company solely in connection with the sale of the Subscribed Notes to Subscriber.

n. Except for such matters as have not had a Company Material Adverse Effect, the Company is in compliance with all state and federal laws applicable to the conduct of its business. The Company has not received any written, or to its knowledge, other communication from a governmental entity that alleges that the Company is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect. Except for such matters as have not had and would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect as of the date hereof, there is no (i) action, lawsuit, claim or other proceeding, in each case by or before any governmental authority pending, or, to the knowledge of the Company, threatened against the Company or (ii) judgment, decree, injunction, ruling or order of any governmental entity or arbitrator outstanding against the Company.

o. The Company has not in the past nor will it hereafter take any action to sell, offer for sale or solicit offers to buy any securities of the Company that could result in the initial sale of the Subscribed Notes not being exempt from the registration requirements of Section 5 of the Securities Act.

p. The Subscribed Notes, when issued, will not be of the same class as a securities listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated inter-dealer quotation system, within the meaning of Rule 144A(d)(3)(i) under the Securities Act.

q. The Company acknowledges and agrees that, notwithstanding anything herein to the contrary, the Subscribed Notes may be pledged by the Subscriber in connection with a bona fide margin agreement, which shall not be deemed to be a transfer, sale or assignment of the Subscribed Notes hereunder, and the Subscriber effecting a pledge of Subscribed Notes shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Subscription Agreement; provided that such pledge shall be pursuant to an available exemption from the registration requirements of the Securities Act.

r. The Company is not, and immediately after receipt of payment for the Subscribed Notes will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

s. The Company is not in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition or provision of (i) the Company’s organizational documents, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, permit, franchise or license to which the Company is now a party or by which the Company’s properties or assets are bound or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its properties, except, in the case of clauses (ii) and (iii), for defaults or violations that have not had and would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect.

4. Subscriber Representations and Warranties. Subscriber represents and warrants to the Company that as of the date hereof:

a. Subscriber (i) is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and (ii) has the requisite power and authority to enter into and perform its obligations under this Subscription Agreement.

b. This Subscription Agreement has been duly executed and delivered by Subscriber, and assuming the due authorization, execution and delivery of the same by the Company, this Subscription Agreement shall constitute the valid and legally binding obligation of Subscriber, enforceable against Subscriber in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors generally and by the availability of equitable remedies.

c. The execution and delivery of this Subscription Agreement, the purchase of the Subscribed Notes and the compliance by Subscriber with all of the provisions of this Subscription Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Subscriber pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Subscriber is a party or by which Subscriber is bound or to which any of the property or assets of Subscriber is subject; (ii) the organizational documents of Subscriber; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Subscriber or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have a Subscriber Material Adverse Effect. For purposes of this Subscription Agreement, a “Subscriber Material Adverse Effect” means an event, change, development, occurrence, condition or effect with respect to Subscriber that would reasonably be expected to have a material adverse effect on Subscriber’s ability to consummate the transactions contemplated hereby, including the purchase of the Subscribed Notes.

d. Subscriber (i) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act), in either case, satisfying the applicable requirements set forth on Annex A hereto, and an “institutional account” as defined in FINRA Rule 4512(c), (ii) is acquiring the Subscribed Notes only for its own account and not for the account of others, or if Subscriber is subscribing for the Subscribed Notes as a fiduciary or agent for one or more investor accounts, each owner of such account is a qualified institutional buyer or an institutional accredited investor and Subscriber has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iii) is not acquiring the Subscribed Notes with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and has provided the Company with the requested information on Annex A). Subscriber is not an entity formed for the specific purpose of acquiring the Subscribed Notes.

e. Subscriber understands that the Subscribed Notes and the Common Stock issuable upon conversion of the Subscribed Notes are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Subscribed Notes and the Common Stock issuable upon conversion of the Subscribed Notes have not been registered under the Securities Act. Subscriber understands that the Subscribed Notes and the Common Stock issuable upon conversion of the Subscribed Notes may not be offered, resold, transferred, pledged (other than in connection with ordinary course prime brokerage relationships) or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act, except (i) to the Company or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and, in each of cases (ii) and (iii), in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any book-entry positions or certificates representing the Subscribed Notes shall contain the legend set forth in this Section 4(e). Subscriber understands and agrees that the Subscribed Notes and the Common Stock issuable upon conversion of the Subscribed Notes will be subject to transfer restrictions under applicable securities laws and, as a result of these transfer restrictions, Subscriber may not be able to readily offer, resell, transfer, pledge (other than in connection with ordinary course prime brokerage relationships) or otherwise dispose of the Subscribed

Notes and may be required to bear the financial risk of an investment in the Subscribed Notes for an indefinite period of time. Subscriber understands that it has been advised to consult legal counsel and tax and accounting advisors prior to making any offer, resale, pledge, transfer or disposition of any of the Subscribed Notes and the Common Stock issuable upon conversion of the Subscribed Notes.

Each book entry for the Subscribed Notes shall contain a notation, and each certificate (if any) evidencing the Notes shall be stamped or otherwise imprinted with a legend, in substantially the following form:

THIS SECURITY AND THE COMMON STOCK, IF ANY, ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE (NOTWITHSTANDING THE FOREGOING, THIS SECURITY AND THE COMMON STOCK, IF ANY, ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES). BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER AGREES FOR THE BENEFIT OF BIGBEAR.AI HOLDINGS, INC. (THE “COMPANY”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE DATE THAT IS THE LATER OF (X) ONE YEAR AFTER THE ISSUE DATE HEREOF OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THERETO AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT:

(A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, OR

(B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT AND IS EFFECTIVE AT THE TIME OF SUCH TRANSFER, OR

(C) TO A PERSON THAT YOU REASONABLY BELIEVE TO BE A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR

(D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR

(E) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (2)(E) ABOVE, THE COMPANY AND THE TRUSTEE RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

f. Subscriber understands and agrees that Subscriber is purchasing the Subscribed Notes directly from the Company. Subscriber further acknowledges that there have not been, and Subscriber hereby expressly and irrevocably acknowledges and agrees that it is not relying on, any representations, warranties, covenants, agreements or statements made to Subscriber by or on behalf of the Company, BigBear or the Company or BigBear’s respective affiliates or any of the respective subsidiaries, control persons, officers, directors, employees, partners, agents or representatives, or any other party to the Transaction or any other person or entity (including the Placement Agent), expressly or by implication (including by omission), other than those representations, warranties, covenants, agreements and statements of the Company expressly set forth in this Subscription Agreement and in the Indenture, and Subscriber is not relying on any other purported representations, warranties, covenants, agreements or statements (including by omission) are hereby disclaimed by Subscriber. Subscriber acknowledges that certain information provided by the Company was based on projections, and such projections were prepared based on assumptions and estimates that are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections.

g. In making its decision to purchase the Subscribed Notes (including the Common Stock issuable upon conversion of the Subscribed Notes), Subscriber has relied solely upon independent investigation made by Subscriber and upon the representations, warranties and covenants of the Company expressly set forth herein and in the Indenture (and no other representations and warranties). Subscriber acknowledges and agrees that Subscriber has received such information as Subscriber deems necessary in order to make an investment decision with respect to the Subscribed Notes and the Common Stock issuable upon conversion of the Subscribed Notes, including with respect to the Company, the Transaction and the business of BigBear and each of its subsidiaries (collectively, the “Acquired Companies”). Without limiting the generality of the foregoing, Subscriber acknowledges that Subscriber has reviewed the SEC Reports. Subscriber represents and agrees that Subscriber and Subscriber’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as Subscriber and such Subscriber’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Subscribed Notes. Subscriber acknowledges and agrees that neither Oppenheimer & Co. Inc. acting as placement agent to the Company (the “Placement Agent”), nor any affiliate of the Placement Agent has provided Subscriber with any information or advice with respect to the Subscribed Notes and the Common Stock issuable upon conversion of the Subscribed Notes nor is such information or advice necessary or desired. Neither the Placement Agent nor any of its affiliates has made or makes any representation or warranty, whether express or implied, of any kind or character as to the Company or the Acquired Companies or the quality or value of the Subscribed Notes and the Placement Agent and any of its respective affiliates may have acquired non-public information with respect to the Company or the Acquired Companies which Subscriber agrees need not be provided to it. In connection with the issuance of the Subscribed Notes to Subscriber, neither the Placement Agent nor any of its affiliates has acted as a financial advisor or fiduciary to Subscriber.

h. Subscriber acknowledges and is aware that Oppenheimer & Co. Inc. (“Oppenheimer”) served as an underwriter in the Company’s initial public offering and entered into that certain Unit Purchase Agreement dated February 9, 2021 by and among the Company, Nomura Securities International, Inc. and Oppenheimer through which Oppenheimer purchased 199,680 private units; each unit consisting of one share of common stock of the Company and one-third of one warrant, each whole warrant exercisable to purchase one share of Common Stock. Subscriber hereby waives any claims it may have based on any actual or potential conflict of interest or similar claims relating to or arising from Oppenheimer acting as Placement Agent to the Company.

i. Subscriber became aware of this offering of the Subscribed Notes solely by means of direct contact between Subscriber and the Company or by means of contact from the Placement Agent, BigBear or its subsidiaries and/or their respective advisors (including, without limitation, attorneys, accountants, bankers, consultants and financial advisors), agents, control persons, representatives, affiliates, directors, officers, managers, members, and/or employees, and/or the representatives of such persons (such parties referred to collectively as “Representatives”). The Subscribed Notes were offered to Subscriber solely by direct contact between Subscriber and the Company, the Placement Agent, BigBear or its subsidiaries and/or their respective Representatives. Subscriber did not become aware of this offering of the Subscribed Notes, nor were the Subscribed Notes offered to Subscriber, by any other means, and none of the Company, the Placement Agent, BigBear or its subsidiaries or their respective Representatives acted as investment advisor, broker or dealer to Subscriber. Subscriber acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person or entity (including, without limitation, the Company, the Placement Agent, BigBear and/or their respective Representatives), other than the representations and warranties expressly set forth in this Subscription Agreement, in making its investment or decision to invest in the Company. Subscriber acknowledges that the Company represents and warrants that the Subscribed Notes (i) were not offered by any form of general solicitation or general advertising, including methods described in Section 502(c) of Regulation D under the Securities Act, and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

j. Subscriber acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Subscribed Notes and the Common Stock issuable upon conversion of the Subscribed Notes. Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Subscribed Notes and the Common Stock issuable upon conversion of the Subscribed Notes, and Subscriber has had an opportunity to seek, and has sought, such accounting, legal, business and tax advice as Subscriber has considered necessary to make an informed investment decision. Subscriber acknowledges that it (i) is a sophisticated investor, experienced in investing in business and financial transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, and (ii) has exercised independent judgment in evaluating its purchase of the Subscribed Notes (including the Common Stock issuable upon conversion of the Subscribed Notes). Subscriber understands that the purchase and sale of the Subscribed Notes hereunder meets (i) the exemptions from filing under FINRA Rule 5123(b)(1)(A) and (ii) the institutional customer exemption under FINRA Rule 2111(b).

k. Alone, or together with any professional advisor(s), Subscriber represents and acknowledges that Subscriber has adequately analyzed and fully considered the risks of an investment in the Subscribed Notes and the Common Stock issuable upon conversion of the Subscribed Notes and determined that the Subscribed Notes are a suitable investment for Subscriber and that Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of Subscriber’s investment in the Company. Subscriber acknowledges specifically that a possibility of total loss exists.

l. Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Subscribed Notes (including the Common Stock issuable upon conversion of the Subscribed Notes) or made any findings or determination as to the fairness of this investment.

m. Subscriber is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC, or any other list of prohibited or restricted parties promulgated by OFAC, the Department of Commerce, or the Department of State (“Consolidated Sanctions Lists”), or a person or entity prohibited or restricted by any OFAC sanctions program, or a person or entity whose property and interests in property subject to U.S. jurisdiction are otherwise blocked under any U.S. laws, Executive Orders or regulations, (ii) a person or entity listed on the Sectoral Sanctions Identifications (“SSI”) List maintained by OFAC or otherwise determined by OFAC to be subject to one or more of the Directives issued under Executive Order 13662 of March 20, 2014, or on any other of the Consolidated Sanctions Lists, (iii) an entity owned, directly or indirectly, individually or in the aggregate, 50 percent or more by, acting on behalf of, or controlled by, one or more persons described in subsections (i) or (ii), (iv) organized, incorporated, established, located, resident or born in, or a citizen, national or the government, including any political subdivision, agency or instrumentality thereof, of, Cuba, Iran, North Korea, Myanmar, Venezuela, Syria, the Crimea region of Ukraine or any other country or territory embargoed or subject to substantial trade restrictions by the United States, (v) a person or entity named on the U.S. Department of Commerce, Bureau of Industry and Security (“BIS”) Denied Persons List, Entity List, or Unverified List (“BIS Lists”), (vi) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (vii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank (collectively, (i) through (vii), a “Restricted Person”). Subscriber agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that Subscriber is permitted to do so under applicable law. Subscriber represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001 and its implementing regulations (collectively, the “BSA/PATRIOT Act”), that Subscriber maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. Subscriber also represents that, to the extent required, it maintains policies and procedures reasonably designed for the screening of its investors against the OFAC and BIS sanctions programs, including for Restricted Persons, and otherwise to ensure compliance with all applicable sanctions and embargo laws, statutes, and regulations. Subscriber further represents and warrants that, to the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by Subscriber and used to purchase the Subscribed Notes were legally derived and were not obtained, directly or indirectly, from a Restricted Person. Subscriber is not a “foreign person,” “foreign government,” or a “foreign entity,” in each case, as defined in Section 721 of the Defense Production Act of 1950, as amended, including, without limitation, all implementing regulations thereof (the “DPA”). Subscriber is not controlled, in whole or in part, by a “foreign person,” as defined in the DPA.

n. Subscriber does not have, as of the date hereof, and during the 30-day period immediately prior to the date hereof Subscriber has not entered into, any “put equivalent position” as such term is defined in Rule 16a-1 under the Exchange Act or short sale positions with respect to the securities of the Company. Notwithstanding the foregoing, in the case of a Subscriber that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of Subscriber’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of Subscriber’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Subscribed Notes covered by this Subscription Agreement.

o. If Subscriber is an employee benefit plan that is subject to Title I of ERISA, a plan, an individual retirement account or other arrangement that is subject to Section 4975 of the Code or an employee benefit plan that is a governmental plan (as defined in Section 3(32) of ERISA), a church plan (as defined in Section 3(33) of ERISA), a non-U.S. plan (as described in Section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Internal Revenue Code of 1986, as amended, or an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement (each, a “Plan”) subject to the fiduciary or prohibited transaction provisions of ERISA or Section 4975 of the Code, then Subscriber represents and warrants that neither the Company, nor any of its respective affiliates (the “Transaction Parties”) has acted as the Plan’s fiduciary, or has been relied on for advice, with respect to its decision to acquire and hold the Subscribed Notes, and none of the Transaction Parties shall at any time be relied upon as the Plan’s fiduciary with respect to any decision to acquire, continue to hold or transfer the Subscribed Notes.

p. At the Closing, Subscriber will have sufficient funds to pay the Purchase Price pursuant to Section 2(b) of this Subscription Agreement.

q. No disclosure or offering document has been prepared by the Placement Agent in connection with the offer and sale of the Subscribed Notes. The Placement Agent and each of its Representatives have made no independent investigation with respect to the Company, BigBear or its subsidiaries, or the Subscribed Notes and the Common Stock issuable upon conversion of the Subscribed Notes or the accuracy, completeness or adequacy of any information supplied to Subscriber by the Company. In connection with the issue and purchase of the Subscribed Notes and the Common Stock issuable upon conversion of the Subscribed Notes, the Placement Agent has not acted as Subscriber’s financial advisor or fiduciary.

r. Subscriber agrees that, notwithstanding Section 8(j) of this Subscription Agreement, the Placement Agent and BigBear may rely upon the representations and warranties made by Subscriber to the Company in this Subscription Agreement.

s. No foreign person (as defined in 31 C.F.R. Part 800.224) in which the national or subnational governments of a single foreign state have a substantial interest (as defined in 31 C.F.R. Part 800.244) will acquire a substantial interest in the Company as a result of the purchase and sale of securities hereunder such that a declaration to the Committee on Foreign Investment in the United States would be mandatory under 31 C.F.R. Part 800.401, and no foreign person will have control (as defined in 31 C.F.R. Part 800.208) over the Company from and after the Closing as a result of the purchase and sale of the Subscribed Notes hereunder.

t. No broker, finder or other financial consultant has acted on behalf of Subscriber in connection with this Subscription Agreement or the transactions contemplated hereby in such a way as to create any liability on the Company.

u. Except for the representations and warranties contained in this Section 4, Subscriber makes no express or implied representation or warranty, and Subscriber hereby disclaims any such representation or warrant with respect to the execution and delivery of this Agreement and the consummation of the transactions contemplated herein.

5. Registration of Subscribed Notes.

a. The Company agrees that on or prior to the earlier of (i) forty-five (45) calendar days after the Closing and (ii) the date that the Company files any other registration statement registering the resale of any securities in connection with the Transaction (such earlier date, the “Filing Deadline”), the Company will file with the Commission (at the Company’s sole cost and expense) a registration statement (the “Registration Statement”) registering the resale of the Subscribed Notes and the shares of Common Stock issuable upon conversion of the Subscribed Notes (including, for the avoidance of doubt, any shares of Common Stock issuable in connection with the Interest Make-Whole Amount (as defined in the Indenture)) (the “Registrable Securities”), and the Company shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as reasonably practicable after the filing thereof, but no later than the earlier of (i) the 60th calendar day (or 120th calendar day if the Commission notifies the Company that it will “review” the Registration Statement) following the Closing and (ii) ten (10) Business Days after the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or be subject to further review (such date, the “Effectiveness Date”). The Company’s obligations to include the Registrable Securities in the Registration Statement are contingent upon Subscriber furnishing in writing to the Company such information regarding Subscriber, the securities of the Company held by Subscriber and the intended method of disposition of the Registrable Securities as shall be reasonably requested by the Company to effect the registration of the Registrable Securities, and shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations; provided that Subscriber shall not in connection with the foregoing be required to execute any lock-up or similar agreement or otherwise be subject to any contractual restriction on the ability to transfer the Registrable Securities. Notwithstanding the foregoing, if the Effectiveness Date falls on a day which is not a Business Day or other day that the Commission is closed for business, the Effectiveness Date shall be extended to the next Business Day on which the Commission is open for business. The Company will provide a draft of the Registration Statement to Subscriber for review at least three (3) Business Days in advance of filing the Registration Statement. In no event shall Subscriber be identified as a statutory underwriter in the Registration Statement unless requested by the Commission; provided, that, if the Commission requests that Subscriber be identified as a statutory underwriter in the Registration Statement, Subscriber will have an opportunity to withdraw the Registrable Securities from the Registration Statement. Notwithstanding the foregoing, if the Commission prevents the Company from including any or all of the shares proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Registrable Securities by the applicable shareholders or otherwise, such Registration Statement shall register for resale such number of Registrable Securities which is equal to the maximum number of Registrable Securities as is permitted by the Commission. In such event, the number of

Registrable Securities to be registered for each selling shareholder named in the Registration Statement shall be reduced pro rata among all such selling shareholders. For purposes of clarification, any failure by the Company to file the Registration Statement by the Filing Deadline or to effect such Registration Statement by the Effectiveness Date shall not otherwise relieve the Company of its obligations to file or effect the Registration Statement set forth in this Section 5.

b. In the case of the registration, qualification, exemption or compliance effected by the Company pursuant to this Subscription Agreement, the Company shall, upon reasonable request, respond to Subscriber as to the status of such registration, qualification, exemption and compliance. At its expense the Company shall:

(i) except for such times as the Company is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, use its commercially reasonable efforts to maintain the continuous effectiveness of the Registration Statement, and to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, that another registration statement is available for the resale of the Registrable Securities, until the earliest of (i) the date on which all of the Registrable Securities may be resold without volume or manner of sale limitations pursuant to Rule 144 promulgated under the Securities Act, (ii) the date on which all of the Registrable Securities have actually been sold pursuant to Rule 144 or pursuant to the Registration Statement, and (iii) the date which is three years after the Closing.

(ii) advise Subscriber, as expeditiously as possible:

(1) when a Registration Statement or any amendment thereto has been filed with the Commission;

(2) after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose;

(3) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(4) subject to the provisions in this Subscription Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading.

Notwithstanding anything to the contrary set forth herein, the Company shall not, when so advising Subscriber of such events, provide Subscriber with any material, nonpublic information regarding the Company other than to the extent that providing notice to the Company of the occurrence of the events listed in (1) through (4) above may constitute material, nonpublic information regarding the Company;

(iii) use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable;

(iv) upon the occurrence of any event contemplated in Section 5(b)(ii)(4) above, except for such times as the Company is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a Registration Statement, the Company shall use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(v) cause the Registrable Securities to be listed on each securities exchange or market, if any, on which the shares of Common Stock issued by the Company have been listed;

(vi) use its commercially reasonable efforts to allow Subscriber to review disclosure regarding the Investor in the Registration Statement;

(vii) for as long as Subscriber holds Registrable Securities, use commercially reasonable efforts to file all reports for so long as the condition in Rule 144(c)(1) (or Rule 144(i)(2), if applicable) is required to be satisfied, and provide all customary and reasonable cooperation, necessary to enable the undersigned to resell the Registrable Securities pursuant to Rule 144 of the Securities Act (in each case, when Rule 144 of the Securities Act becomes available to Subscriber); and

(viii) otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by Subscriber, consistent with the terms of this Subscription Agreement, in connection with the registration of the Registrable Securities.

c. Notwithstanding anything to the contrary in this Subscription Agreement, the Company shall be entitled to delay or postpone the effectiveness of the Registration Statement, and from time to time to require any Subscriber not to sell under the Registration Statement or to suspend the effectiveness thereof, (x) if (i) it determines that in order for the Registration Statement not to contain a material misstatement or omission, an amendment or supplement thereto would be needed or (ii) the negotiation or consummation of a transaction by the Company or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event, the Company’s board of directors reasonably believes, upon the advice of legal counsel, would require additional disclosure by the Company in the Registration Statement of material information that the Company has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Registration Statement would be expected, in the reasonable determination of the Company’s board of directors, upon the advice of legal counsel, to cause the Registration Statement to fail to comply with applicable disclosure requirements and (y) as may be necessary in connection with the preparation and filing of a post-effective amendment to the Registration Statement following the filing of the Company’s (including the combined company after giving effect to the Transaction) Annual Report on Form 10-K for its first completed fiscal year following the Closing (each such circumstance, a “Suspension Event”); provided, however, that (A) the Company may not delay or suspend the Registration Statement on more than two occasions or for more than sixty (60) consecutive calendar days, or more than a total of ninety (90) calendar days, in each case during any twelve-month period and (B) the Company shall use commercially reasonable efforts to make such Registration Statement available for sale by Subscriber of such securities as soon as practicable thereafter. Upon receipt of any written notice from the Company of the happening of any Suspension Event (which notice shall not contain material non-public information) during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, Subscriber agrees that (i) it will immediately discontinue offers and sales of the Registrable Securities under the Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144) until Subscriber receives copies of a supplemental or amended prospectus (which the Company agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Company that it may resume such offers and sales, and (ii) it will maintain the confidentiality of any information included in such written notice delivered by the Company unless otherwise required by law or subpoena. If so directed by the Company, Subscriber will deliver to the Company or, in Subscriber’s sole discretion destroy, all copies of the prospectus covering the Registrable Securities in Subscriber’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Registrable Securities shall not apply (i) to the extent Subscriber is required to retain a copy of such prospectus (a) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (b) in accordance with a bona fide pre-existing document retention policy or (ii) to copies stored electronically on archival servers as a result of automatic data back-up.

d. The Company shall, notwithstanding any termination of this Subscription Agreement, indemnify, defend and hold harmless Subscriber (to the extent a seller under the Registration Statement), and its officers, directors and agents, and each person who controls Subscriber (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (ii) any violation or alleged violation by the Company of the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder, in connection with the performance of its obligations under this Section 5, except, in each case, to the extent, but only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding Subscriber furnished in writing to the Company by Subscriber expressly for use therein or Subscriber has omitted a material fact from such information; provided, however, that the indemnification contained in this Section 5 shall not apply to amounts paid in settlement of any Losses if such settlement is effected by Subscriber without the consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall the Company be liable for any Losses to the extent they arise out of or are based upon a violation which occurs (A) in connection with any failure of Subscriber to deliver or cause to be delivered a prospectus made available to Subscriber by the Company in a timely manner, (B) as a result of offers or sales effected by or on behalf of Subscriber by means of a freewriting prospectus (as defined in Rule 405) that was not authorized by the Company, or (C) in connection with any offers or sales effected by or on behalf of a Subscriber in violation of Section 5(c) of this Subscription Agreement. The Company shall notify Subscriber promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 5 of which the Company is aware. The indemnity set forth in this Section 5(d) shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Registrable Securities by Subscriber.

e. If the total number of shares of Common Stock that Subscriber and any other person(s) intend to include in an underwritten offering exceeds the number of shares of Common Stock that can be sold in an underwritten offering without being likely to have an adverse effect on the price, timing or distribution of shares of the Common Stock offered or the market for the shares of Common Stock as determined by the managing underwriter of such offering, then the shares of Common Stock to be included in such offering shall include the number of shares of Common Stock that the managing underwriter of the offering advises the Company can be sold without having such adverse effect, with such number to be allocated (i) first, to the Company or other party or parties requesting or initiating such registration or to any other holder of securities of the Company having rights of registration pursuant to an existing registration rights agreement, (ii) second, Subscribers, allocated among Subscribers on the basis of the number of shares of Common Stock proposed to be sold by each applicable Subscriber in such underwritten offering (based, for each such participant described in this clause (ii), on the percentage derived by dividing (x) the number of shares of Common Stock proposed to be sold by such participant in such underwritten offering by (y) the aggregate number of shares of Common Stock proposed to be sold by all such participants) or in such manner as they may agree, and (iii) third, to other holders of shares of Common Stock with registration rights entitling them to participate in such underwritten offering.

f. Subscriber shall, severally and not jointly with the Other Subscribers, indemnify and hold harmless the Company, its directors, officers, agents, trustees, partners, members, managers, stockholders, affiliates, investment advisors and employees, and each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, in any such case to the extent, but only to the extent, that such untrue statements or omissions are based upon information regarding Subscriber furnished in writing to the Company by Subscriber expressly for use therein; provided, however, that the indemnification contained in this Section 5(f) shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of Subscriber (which consent shall not be unreasonably withheld, conditioned or delayed) nor shall Subscriber be liable for any Losses to the extent they arise out of or are based upon a violation which occurs in reliance upon and in conformity with written information furnished by the Company. In no event shall the liability of Subscriber be greater in amount than the dollar amount of the net proceeds received by Subscriber upon the sale of the Registrable Securities giving rise to such indemnification obligation. Subscriber shall notify the Company promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 5(f) of which such Subscriber is aware of which Subscriber shall seek indemnification under this Subscription Agreement; provided that the failure by Subscriber to give such notice shall not relieve the Company of its indemnification obligations hereunder, except to the extent that the failure to give such notice is materially prejudicial to the company’s ability to defend such claim or litigation. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Registrable Securities by such Subscriber.

g. Any person or entity entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s or entity’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claims, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement), which settlement shall not include a statement or admission of fault and culpability on the party of such indemnified party, and which settlement shall include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

h. If the indemnification provided under this Section 5 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any Losses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations; provided, however, that the liability of the Subscriber shall be limited to the net proceeds received by Subscriber from the sale of Subscribed Notes giving rise to such indemnification obligation.

The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by (or not made by, in the case of an omission), or relates to information supplied by (or not supplied by, in the case of an omission) such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Losses shall be deemed to include, subject to the limitations set forth in this Section 5, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 5(h) from any person or entity who was not guilty of such fraudulent misrepresentation.

i. The Subscriber may deliver written notice (an “Opt-Out Notice”) to the Company requesting that the Subscriber not receive notices from the Company otherwise required by this Section 5; provided, however, that the Subscriber may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from the Subscriber (unless subsequently revoked), (i) the Company shall not deliver any such notices to the Subscriber and the Subscriber shall no longer be entitled to the rights associated with any such notice and (ii) each time prior to the Subscriber’s intended use of an effective Registration Statement, the Subscriber will notify the Company in writing at least two business days in advance of such intended use, and if a notice of a Suspension Event was previously delivered (or would have been delivered but for the provisions of this Section 5(i)) and the related suspension period remains in effect, the Company will so notify the Subscriber, within one business day of the Subscriber’s notification to the Company, by delivering to the Subscriber a copy of such previous notice of Suspension Event, and thereafter will provide the Subscriber with the related notice of the conclusion of such Suspension Event immediately upon its availability (which notices shall not contain any material, nonpublic information or subject the Subscriber to any duty of confidentiality).

j. For purposes of this Section 5, (i) “Subscriber” shall include any person to whom the rights under this Section 5 shall have been duly assigned and (ii) “Registrable Securities” shall mean, as of any date of determination, the Registrable Securities acquired by the Subscriber pursuant to this Subscription Agreement and any other equity security issued or issuable with respect to such Registrable Securities by way of share split, dividend, distribution, recapitalization, merger, exchange, replacement or similar event.

6. Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of (a) such date and time as the Merger Agreement is terminated in accordance with its terms, (b) upon the mutual written agreement of the Company and Subscriber to terminate this Subscription Agreement, (c) if, on the Closing Date of the Transaction, any of the conditions to Closing set forth in Section 2 of this Subscription Agreement have not been satisfied as of the time required hereunder to be so satisfied or waived (to the extent a valid waiver is capable of being issued) by the party entitled to grant such waiver and, as a result thereof, the transactions contemplated by this Subscription Agreement are not consummated, or (d) February 3, 2022; provided, that nothing herein will relieve any party from liability for any willful breach hereof (including, for the avoidance of doubt, a Subscriber’s willful breach of Section 2(d) of this Subscription Agreement with respect to its representations, warranties and covenants as of the date of the Closing) prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. The Company shall notify Subscriber of the termination of the Merger Agreement promptly after the termination thereof. For the avoidance of doubt, if any termination hereof occurs after the delivery by the Subscriber of the Purchase Price for the Subscribed Notes, the Company shall promptly (but not later than one business day thereafter) return the Purchase Price to the Subscriber by wire transfer of immediately available funds to the account specified by Subscriber without any deduction for or on account of any tax, withholding, charges, or set-off.

7. Trust Account Waiver. Subscriber hereby acknowledges that the Company has established a trust account (the “Trust Account”) containing the proceeds of its initial public offering (the “IPO”) and from certain private placements occurring simultaneously with the IPO (including interest accrued from time to time thereon) for the benefit of the Company’s public stockholders and certain other parties (including the underwriters of the IPO). For and in consideration of the Company entering into this Subscription Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Subscriber hereby (i) agrees that it does not now and shall not at any time hereafter have any right, title, interest or claim of any kind in or to any assets held in the Trust Account, and shall not make any claim against the Trust Account, in each case, to the extent such claim arises as a result of, in connection with or relating in any way to this Subscription Agreement or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to hereafter as the “Released Claims”), (ii) irrevocably waives any Released Claims that it may have against the Trust Account now or in the future as a result of, or arising out of this Subscription Agreement, and (iii) will not seek recourse against the Trust Account for any Released Claim; provided however, that nothing in this Section 7 shall be deemed to limit any Subscriber’s right to distributions or redemptions from the Trust Account in accordance with the Company’s amended and restated certificate of incorporation in respect of any redemptions by Subscriber of its shares of public Common Stock of the Company currently outstanding on the date hereof and acquired by any means other than pursuant to this Subscription Agreement. Subscriber agrees not to seek recourse or make or bring any action, suit, claim or other proceeding against the Trust Account as a result of, or arising out of, this Subscription Agreement, the transactions contemplated hereby or the Subscribed Notes regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability. The Subscriber acknowledges and agrees that it shall not have any redemption rights with respect to the Subscribed Notes pursuant to the Company’s organizational documents in connection with the Transaction or any other business combination, any subsequent liquidation of the Trust Account, the Company or otherwise, except as set forth in the Indenture. In the event Subscriber has any claim against the Company as a result of, or arising out of, this Subscription Agreement, the transactions contemplated hereby or the Subscribed Notes, it shall pursue such claim solely against the Company and its assets outside the Trust Account and not against the Trust Account or any monies or other assets in the Trust Account.

8. Miscellaneous.

a. All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (i) when delivered personally to the recipient, (ii) when sent by electronic mail, on the date of transmission to such recipient; provided, that such notice, request, demand, claim or other communication is also sent to the recipient pursuant to clauses (i), (iii) or (iv) of this Section 8(a), (iii) one Business Day after being sent to the recipient by reputable overnight courier service (charges prepaid), or (iv) four (4) Business Days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and, in each case, addressed to the intended recipient at its address specified on the signature page hereof or to such electronic mail address or address as subsequently modified by written notice given in accordance with this Section 8(a).

b. Subscriber acknowledges that (i) the Company, BigBear and BBAI will rely on the acknowledgments, understandings, agreements, representations and warranties made by Subscriber contained in this Subscription Agreement and (ii) the Placement Agent will rely on the representations and warranties made by Subscriber contained in this Subscription Agreement. Prior to the Closing, Subscriber agrees to promptly notify the Company, BigBear, BBAI and the Placement Agent if it becomes aware that any of the acknowledgments, understandings, agreements, representations and warranties of Subscriber set forth herein are no longer accurate in all material respects. The Company acknowledges that Subscriber and others (including Placement Agent) will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement.

c. Each of the Company, BigBear, BBAI and Subscriber is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party as requested or required by law, rule or regulation in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby; provided that, with respect to production by the Company, BigBear or BBAI, such party will provide Subscriber with at least three (3) Business Days’ prior written notice of such production to the extent legally permissible and subject to Section 8(s).

d. Regardless of whether the Closing occurs, Subscriber shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated herein.

e. Regardless of whether the Closing occurs, the Company shall be solely responsible for and shall bear all costs and expenses incurred by or on behalf of the Company in connection with this Subscription Agreement.

f. Neither this Subscription Agreement nor any rights that may accrue to Subscriber hereunder (other than the Subscribed Notes acquired hereunder, if any) may be transferred or assigned. Neither this Subscription Agreement nor any rights that may accrue to the Company hereunder may be transferred or assigned (provided, that, for the avoidance of doubt, the Company may transfer the Subscription Agreement and its rights hereunder solely in connection with the consummation of the Transaction and exclusively to another entity under the control of, or under common control with, the Company). Notwithstanding the foregoing, Subscriber may assign its rights and obligations under this Subscription Agreement to one or more of its affiliates (including other investment funds or accounts managed or advised by the investment manager who acts on behalf of Subscriber) or, with the Company’s prior written consent, to another person, provided that no such assignment shall relieve Subscriber of any of its obligations hereunder if any such assignee fails to perform such obligations, unless the Company has given its prior written consent to such relief, and such assignee agrees in writing to be bound by the terms hereof. The parties hereto acknowledge and agree that (i) BBAI and BigBear are third party beneficiaries hereof and no consent, waiver, modification or amendment hereunder or hereof (including, for the avoidance of doubt, any amendment to the Indenture attached hereto as Exhibit A) may be given or agreed to by the Company without BBAI’s and BigBear’s prior written consent, (ii) this Subscription Agreement is being entered into in order to induce each of the Company, BBAI and BigBear to execute and deliver the Merger Agreement and without the representations, warranties, covenants and agreements of the Company and Subscriber hereunder, each of the Company, BBAI and BigBear would not enter into the Merger Agreement, (iii) each representation, warranty, covenant and agreement of the Company and Subscriber hereunder is being made also for the benefit of BBAI and BigBear, and (iv) BBAI and BigBear may directly enforce (including by an action for specific performance, injunctive relief or other equitable relief) each of the covenants and agreements of each of the Company and Subscriber under this Subscription Agreement.

g. All the agreements, representations and warranties made by each party hereto in this Subscription Agreement shall survive the Closing.

h. The Company may request from Subscriber such additional information as the Company may reasonably determine necessary to evaluate the eligibility of Subscriber to acquire the Subscribed Notes, to register the resale of the Registrable Securities or otherwise consummate or evidence the transaction contemplated by this Subscription Agreement, and Subscriber shall provide such information as may be reasonably requested to the extent readily available and to the extent consistent with its internal policies and procedures; provided that Company agrees to keep any such information provided by Subscriber confidential other than as necessary to include in any registration statement the Company is required to file hereunder or in connection herewith. Subscriber acknowledges and agrees that if it does not provide the Company with such requested information, the Company may not be able to register the Subscribed Notes for resale pursuant to Section 5 hereof. Subscriber hereby agrees that the Subscription Agreement, as well as the nature of Subscriber’s obligations hereunder, may be disclosed in any public announcement or disclosure required by the Commission and in any registration statement, proxy statement, consent solicitation statement or any other Commission filing to be filed by the Company in connection with the issuance of the Subscribed Notes contemplated by this Subscription Agreement and/or the Transaction, in each case without the Subscriber’s prior written consent.

i. This Subscription Agreement may not be amended, modified, waived or terminated except by an instrument in writing, signed by each of the parties hereto, BBAI and BigBear; provided, that this Subscription Agreement may be amended, modified, waived or terminated with the written consent of the Company, BBAI, BigBear and the holders then committed to purchase a majority of the Aggregate Subscribed Notes to be purchased at the Closing, including each holder (which includes Subscriber, its affiliates and accounts and funds controlled or managed by Subscriber or its affiliates) then committed to purchase at least $25,000,000 of Subscribed Notes (or, if after the Closing, the Company and the holders then holding a majority of the then outstanding Aggregate Subscribed Notes, including each holder (which includes Subscriber, its affiliates and accounts and funds controlled or managed by Subscriber or its affiliates) of then outstanding Subscribed Notes with an aggregate principal of at least $25,000,000) pursuant to this Subscription Agreement and the Other Subscription Agreements (collectively, the “Required Subscriber”); provided further, that Section 4, this Section 8(i), and Section 8(k) of this Subscription Agreement may not be amended, terminated or waived in a manner that is material and adverse to the Placement Agent without the written consent of the Placement Agent. Upon the effectuation of such waiver, modification, amendment or termination with the consent of the Required Subscriber (and if required, the Placement Agent) in conformance with this Section 8(i), such amendment, modification, waiver or termination shall be binding on the Subscriber and effective as to all of this Subscription Agreement. The Company shall promptly give written notice thereof to Subscriber if Subscriber has not previously consented to such amendment, modification, waiver or termination in writing; provided that the failure to give such notice shall not affect the validity of such amendment, modification, waiver or termination. Notwithstanding anything to the contrary herein, (i) any amendment, modification or waiver that has a disproportionate effect on Subscriber (considered apart from any disproportionate effect owing to the aggregate principal amount of the Subscribed Notes held by such Subscriber) relative to any of the Other Subscribers shall require the consent of Subscriber, (ii) any amendment to Section 3(h), Section 5 or Section 6 of this Subscription Agreement shall require the consent of Subscriber and (iii) any amendment, modification or other change that alters the Purchase Price shall require the consent of Subscriber.

j. This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties hereto, with respect to the subject matter hereof, except that any confidentiality agreement with respect to Subscriber or its affiliates shall remain in full force and effect following the amendment, modification, waiver or termination of this Subscription Agreement.

k. Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns. The parties hereto acknowledge and agree that the Placement Agent is an express third-party beneficiary of its express rights in Section 3, Section 4, Section 8(i) and this Section 8(k) of this Subscription Agreement. The parties hereto acknowledge and agree that BigBear and BBAI (each an express third-party beneficiary) shall be entitled to specifically enforce Subscriber’s obligation to fund the Purchase Price and the provisions of this Subscription Agreement on the terms and subject to the conditions set forth in this Subscription Agreement. Each of the parties hereto shall be entitled to seek and obtain equitable relief, without proof of actual damages, including an injunction or injunctions or order for specific performance to prevent breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement to cause Subscriber to fund the Purchase Price and cause the Closing to occur if the conditions in Section 2 of this Subscription Agreement have been satisfied or, to the extent permitted by applicable law, waived by the applicable party entitled to waive any such condition. Each party hereto further agrees that none of the parties hereto or the Placement Agent shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 8(k), and each party hereto irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

l. If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect. Prior to or at the Closing, Subscriber shall deliver to the Company a duly completed and executed Internal Revenue Service Form W-9 or appropriate Form W-8.

m. This Subscription Agreement may be executed and delivered in one or more counterparts (including by electronic mail, in .pdf or any other form of electronic delivery (including any electronic signature complying with U.S. federal ESIGN Act of 2000)) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

n. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto, the Placement Agent, BBAI and BigBear shall be entitled to seek an injunction or injunctions to prevent breaches or threatened breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled to seek at law, in equity, in contract, in tort or otherwise. The parties hereto further agree not to assert that a remedy of specific enforcement pursuant to this Section 8(n) is unenforceable, invalid, contrary to applicable law or inequitable for any reason and to waive any defenses in any action for specific performance, including the defense that a remedy at law would be adequate. In connection with any action for which BBAI or BigBear is entitled to an award of money damages, each of the Company and Subscriber agrees that such damages, to the extent payable by such party, shall include, without limitation, damages related to the cash consideration that is or was to be paid to BBAI or BigBear or its equityholders under the Merger Agreement and/or this Subscription Agreement, and such damages are not limited to an award of out-of-pocket fees and expenses related to the Merger Agreement and this Subscription Agreement. The parties acknowledge and agree that this Section 8(n) is an integral part of the transactions contemplated hereby and without that right, the parties hereto would not have entered into this Subscription Agreement.

o. This Subscription Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the principles of conflicts of laws that would otherwise require the application of the law of any other state.

p. EACH PARTY HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OR RELATED TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY OR ANY AFFILIATE OF ANY OTHER SUCH PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. THE PARTIES AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS SUBSCRIPTION AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS SUBSCRIPTION AGREEMENT.

q. The parties agree that all disputes, legal actions, suits and proceedings arising out of or relating to this Subscription Agreement must be brought exclusively in the state courts of New York or in the federal courts located in the state and county of New York (collectively the “Designated Courts”). Each party hereby consents and submits to the exclusive jurisdiction of the Designated Courts. No legal action, suit or proceeding with respect to this subscription agreement may be brought in any other forum. Notwithstanding the foregoing, a final judgement in any such action may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each party hereby irrevocably waives all claims of immunity from jurisdiction and any objection which such party may now or hereafter have to the laying of venue of any suit, action or proceeding in any Designated Court, including any right to object on the basis that any dispute, action, suit or proceeding brought in the Designated Courts has been brought in an improper or inconvenient forum or venue. Each of the parties also agrees that delivery of any process, summons, notice or document to a party hereof in compliance with Section 8(a) of this Subscription Agreement shall be effective service of process for any action, suit or proceeding in a Designated Court with respect to any matters to which the parties have submitted to jurisdiction as set forth above.

r. This Subscription Agreement may only be enforced against, and any claim, action, suit or other legal proceeding based upon, arising out of, or related to this Subscription Agreement, or the negotiation, execution or performance of this Subscription Agreement, may only be brought against the entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth herein with respect to such party. No past, present or future director, officer, employee, incorporator, manager, member, partner, stockholder, affiliate, agent, attorney or other representative of any party hereto or of any affiliate of any party hereto, or any of their successors or permitted assigns, shall have any liability for any obligations or liabilities of any party hereto under this Subscription Agreement or for any claim, action, suit or other legal proceeding based on, in respect of or by reason of the transactions contemplated hereby.

s. The Company shall, by 9:00 a.m., Eastern Time, on the first (1st) Business Day immediately following the date of this Subscription Agreement, issue one or more press releases or file with the Commission a Current Report on Form 8-K (collectively, the “Disclosure Document”) disclosing, to the extent not previously publicly disclosed, all material terms of the transactions contemplated hereby (and by the Other Subscription Agreements), the Transaction and any other material, nonpublic information that the Company has provided to Subscriber at any time prior to the filing of the Disclosure Document. From and after the issuance of the Disclosure Document, to the actual knowledge of the Company, Subscriber shall not be in possession of any material, non-public information received from the Company or any of its officers, directors or employees or the Placement Agent. Notwithstanding the foregoing or anything contained to the contrary in Section 8(c), the Company shall not publicly disclose the name of Subscriber or any affiliate or investment advisor of Subscriber, or include the name of Subscriber or any affiliate or investment advisor of Subscriber in any press release or in any filing with the Commission or any regulatory agency or trading market, without the prior written consent (including by e-mail) of Subscriber, except as required by the federal securities laws, rules or regulations and to the extent such disclosure is required by other laws, rules or regulations, at the request of the staff of the Commission or regulatory agency or under Nasdaq regulations, in which case the Company shall provide Subscriber with reasonable prior written notice (including by e-mail) of such permitted disclosure, and shall reasonably consult with Subscriber regarding such disclosure. Subject to the limitations of the following sentence, Subscriber hereby consents to the publication and disclosure in any Form 8-K filed by the Company with the Commission, in any filing with the Commission made in connection with the Merger Agreement and the Transaction, including any proxy statement, prospectus or registration statement related thereto or any other filing with the Commission pursuant to applicable securities laws, of Subscriber’s name and identity and the nature of Subscriber’s commitments, arrangements and understandings under and relating to this Subscription Agreement and, if deemed required or appropriate by the Company, a copy of this Subscription Agreement. Any such disclosure under the foregoing two sentences shall be made only after the Company as soon as practicable notifies the Subscriber of such requirement to disclose (except where prohibited by applicable law, legal process or regulatory request) so that the Subscriber (or its applicable affiliate) may seek a protective order or other appropriate remedy prior to such disclosure. The Company shall provide a draft of any proposed disclosures under this Section 8(s) to subscriber reasonably in advance of the release of such disclosures, but in no event less than one Business Day prior to release, and shall consider in good faith any revisions to such disclosure proposed by Subscriber. Notwithstanding the foregoing or anything contained to the contrary in Section 8(c), the Company may make disclosures to an auditor or governmental or regulatory authority pursuant to any routine investigation, inspection, examination or inquiry without providing the

Subscriber with any notification thereof, unless the Subscriber is the subject of any such investigation, inspection, examination or inquiry (in which case the preceding sentence shall govern)

t. The obligations of Subscriber under this Subscription Agreement are several and not joint with the obligations of any Other Subscriber or any other investor under the Other Subscription Agreements, and Subscriber shall not be responsible in any way for the performance of the obligations of any Other Subscriber under this Subscription Agreement or any other investor under the Other Subscription Agreements. The decision of Subscriber to purchase Subscribed Notes pursuant to this Subscription Agreement has been made by Subscriber independently of any Other Subscriber or any other investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any of its subsidiaries which may have been made or given by any Other Subscriber or investor or by any agent or employee of any Other Subscriber or investor, and neither Subscriber nor any of its agents or employees shall have any liability to any Other Subscriber or investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Other Subscription Agreement, and no action taken by Subscriber or investor pursuant hereto or thereto, shall be deemed to constitute Subscriber and other investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that Subscriber and other investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the this Subscription Agreement and the Other Subscription Agreements. Subscriber acknowledges that no Other Subscriber has acted as agent for Subscriber in connection with making its investment hereunder and no Other Subscriber will be acting as agent of Subscriber in connection with monitoring its investment in the Subscribed Notes or enforcing its rights under this Subscription Agreement. Subscriber shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Subscription Agreement, and it shall not be necessary for any Other Subscriber or investor to be joined as an additional party in any proceeding for such purpose.

[Signature pages follow.]

IN WITNESS WHEREOF, each of the Company and Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date first set forth above.

GIGCAPITAL4, INC.

By:
Name: Dr. Raluca Dinu
Title: Chief Executive Officer
Address for Notices:
1731 Embarcadero Road, Suite 200
Palo Alto, California 94303

Signature Page to GigCapital4, Inc. Subscription Agreement

SUBSCRIBER: Signature of Subscriber: By: ______________________________ Name: Title:
Date: __________________________
Name of Subscriber: (Please print. Please indicate name and capacity of person signing above)
Name in which shares are to be registered (if different):
Email Address: _______________________
Subscriber’s EIN: __________________________
Jurisdiction of residency: __________________________

Aggregate Principal Amount of Subscribed Notes subscribed for:
Aggregate Purchase Price:	$______________

You must pay the Purchase Price by wire transfer of United States dollars in immediately available funds to the account of the Company specified by the Company in the Closing Notice.

Signature Page to GigCapital4, Inc. Subscription Agreement

ANNEX A

ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

This Annex A should be completed and signed by Subscriber

and constitutes a part of the Subscription Agreement.

A.	QUALIFIED INSTITUTIONAL BUYER STATUS (Please check the box, if applicable)

☐	Subscriber is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act).

B.	FINRA INSTITUTIONAL INVESTOR STATUS (Please check the box)

☐	Subscriber is a “institutional investor” (as defined in FINRA Rule 2210).

C.	ACCREDITED INVESTOR STATUS (Please check the box)

☐

Subscriber is an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) and has marked and initialed the appropriate box below indicating the provision under which it qualifies as an “accredited investor.”

D.	AFFILIATE STATUS

(Please check the applicable box)

SUBSCRIBER:

☐	is:

☐	is not:

an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.

Rule 501(a), in relevant part, states that an “accredited investor” shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Subscriber has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to Subscriber and under which Subscriber accordingly qualifies as an “accredited investor.”

☐	Any bank, registered broker or dealer, insurance company, registered investment company, business development company, or small business investment company;

☐

Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐

Any employee benefit plan, within the meaning of the Employee Retirement Income Security Act of 1974, if a bank, insurance company, or registered investment advisor makes the investment decisions, or if the plan has total assets in excess of $5,000,000;

☐

Any corporation, similar business trust, partnership or any organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

☐	Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

☐

Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000. For purposes of calculating a natural person’s net worth: (a) the person’s primary residence must not be included as an asset; (b) indebtedness secured by the person’s primary residence up to the estimated fair market value of the primary residence must not be included as a liability (except that if the amount of such indebtedness outstanding at the time of calculation exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess must be included as a liability); and (c) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the residence must be included as a liability;

☐

Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

☐	Any trust with assets in excess of $5,000,000, not formed to acquire the securities offered, whose purchase is directed by a sophisticated person; or

☐	Any entity in which all of the equity owners are accredited investors meeting one or more of the above tests.

E.	FINRA INSTITUTIONAL ACCOUNT STATUS

(Please check the applicable subparagraphs):

☐	Subscriber is an “institutional account” under FINRA Rule 4512(c).

☐	Subscriber is not an “institutional account” under FINRA Rule 4512(c).

SUBSCRIBER:
Print Name:
By:
Name:
Title:

EXHIBIT A

[Form of Indenture]

EXHIBIT A

[Form of Indenture]

[BIGBEAR.AI HOLDINGS, INC.]

AND

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Trustee

INDENTURE

Dated as of [    ], 2021

6.00% Convertible Senior Notes due 2026

EXHIBIT

Exhibit A	Form of Note	A-1

INDENTURE dated as of [    ], 2021 between [BIGBEAR.AI HOLDINGS, INC.], a Delaware corporation, as issuer (the “Company,” as more fully set forth in Section 1.01) and WILMINGTON TRUST, NATIONAL ASSOCIATION, a national banking association, as trustee (the “Trustee,” as more fully set forth in Section 1.01).

W I T N E S S E T H:

WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issuance of its 6.00% Convertible Senior Notes due 2026 (the “Notes”), initially in an aggregate principal amount not to exceed $200,000,000, and in order to provide the terms and conditions upon which the Notes are to be authenticated, issued and delivered, the Company has duly authorized the execution and delivery of this Indenture; and

WHEREAS, the Form of Note, the certificate of authentication to be borne by each Note, the Form of Notice of Conversion, the Form of Fundamental Change Repurchase Notice and the Form of Assignment and Transfer to be borne by the Notes are to be substantially in the forms hereinafter provided; and

WHEREAS, all acts and things necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee or a duly authorized authenticating agent, as provided in this Indenture, the valid, binding and legal obligations of the Company, and this Indenture the valid, binding and legal agreement of the Company and the Trustee, have been done and performed, and the execution of this Indenture and the issuance hereunder of the Notes have in all respects been duly authorized.

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

That in order to declare the terms and conditions upon which the Notes are, and are to be, authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Notes by the Holders thereof, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective Holders from time to time of the Notes (except as otherwise provided below), as follows:

ARTICLE 1

DEFINITIONS

Section 1.01 Definitions. The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.01. The words “herein,” “hereof,” “hereunder” and words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The terms defined in this Article include the plural as well as the singular.

“30-Day ADTV” means, as of any date and with respect to any shares of Common Stock, an amount equal to the arithmetic average of the products, for each Trading Day in the thirty (30) Trading Day period ending on, and including, the Trading Day immediately preceding such date, of (i) the daily trading volume in such shares of Common Stock on the applicable exchange for such Trading Day and (ii) the Daily VWAP for such Trading Day; provided that in the case of calculating the amount in this clause (ii) with respect to any shares of Common Stock, in respect of any Trading Day occurring on or subsequent to the Ex-Dividend Date for such dividend or distribution, such amount shall be increased by an amount of cash in U.S. dollars per share of Common Stock distributed, or to be distributed, in such dividend or distribution, net of any applicable withholding taxes, as determined by the Conversion Agent, unless such dividend or distribution does not occur, in which case such amount shall be reduced to the amount that would then be in effect if such dividend or distribution had not been declared.

“Additional Interest” means all amounts, if any, payable pursuant to Section 6.03.

“Additional Shares” shall have the meaning specified in Section 14.14(a).

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control,” when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing. Notwithstanding anything to the contrary herein, the determination of whether one Person is an “Affiliate” of another Person for purposes of this Indenture shall be made based on the facts at the time such determination is made or required to be made, as the case may be, hereunder.

“Applicable Procedures” means, with respect to a Depositary, as to any matter at any time, the policies and procedures of such Depositary, if any, that are applicable to such matter at such time.

“Attribution Parties” means, collectively, the following Persons and entities: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the issue date of the Notes, directly or indirectly managed or advised by a Holder’s investment manager or any of its Affiliates or principals, (ii) any direct or indirect Affiliates of such Holder or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a Group together with such Holder or any of the foregoing and (iv) any other Persons whose beneficial ownership of the Common Stock would or could be aggregated with such Holder’s and the other Attribution Parties for purposes of Section 13(d) of the Exchange Act. For clarity, the purpose of the foregoing is to subject collectively such Holder and all other Attribution Parties to the Maximum Percentage.

“BCA” means the agreement and plan of merger by and among GigCapital4, Inc., GigCapital4 Merger Sub Corporation, BigBear.ai Holdings, LLC and BBAI Ultimate Holdings, LLC dated as of June 4, 2021.

“Board of Directors” means the board of directors of the Company or a committee of such board duly authorized to act for it hereunder.

“Board Resolution” means a copy of a resolution certified by an Officer of the Company to have been duly adopted by the Board of Directors, and to be in full force and effect on the date of such certification.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law or executive order to close or be closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York generally are open for use by customers on such day.

“Capital Stock” means, for any entity, any and all shares, interests (including partnership, limited liability company or membership interests), rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity issued by that entity; provided that debt securities that are convertible into or exchangeable for Capital Stock shall not constitute Capital Stock prior to their conversion or exchange, as the case may be.

“Clause A Distribution” shall have the meaning specified in Section 14.04(c).

“Clause B Distribution” shall have the meaning specified in Section 14.04(c).

“Clause C Distribution” shall have the meaning specified in Section 14.04(c).

“close of business” means 5:00 p.m. (New York City time).

“Commission” means the U.S. Securities and Exchange Commission.

“Common Equity” of any Person means Capital Stock of such Person that is generally entitled (a) to vote in the election of directors of such Person or (b) if such Person is not a corporation, to vote or otherwise participate in the selection of the governing body, partners, managers, trustees or others that will control the management or policies of such Person.

“Common Stock” means the Common Stock of the Company, par value $0.0001 per share, subject to Section 14.07.

“Company” shall have the meaning specified in the first paragraph of this Indenture, and subject to the provisions of Article 11, shall include its successors and assigns.

“Company Mandatory Conversion Condition” means the conditions required for the Company to cause Notes to be converted pursuant to Section 14.03(a).

“Company Order” means a written order of the Company, signed on behalf of the Company by an Officer.

“Conversion Agent” shall have the meaning specified in Section 4.02.

“Conversion Date” shall have the meaning specified in Section 14.02(c).

“Conversion Obligation” shall have the meaning specified in Section 14.01(a).

“Conversion Price” means as of any time, $1,000, divided by the Conversion Rate as of such time.

“Conversion Rate” shall have the meaning specified in Section 14.01(a).

“Corporate Trust Office” means the corporate trust office of the Trustee at which at any time its corporate trust business shall be administered, which office at the date hereof is located at Wilmington Trust, National Association, Global Capital Markets, 50 South Sixth Street, Suite 1290, Minneapolis, Minnesota 55402, Attention: BigBear.ai Notes Administrator, or such other address as the Trustee may designate from time to time by notice to the Holders and the Company, or the principal corporate trust office of any successor trustee (or such other address as such successor trustee may designate from time to time by notice to the Holders and the Company).

“Custodian” means the Trustee, as custodian for The Depository Trust Company, with respect to the Global Notes, or any successor entity thereto.

“Daily VWAP” means the per share volume-weighted average price as displayed under the heading “Bloomberg VWAP” on Bloomberg page “[    ] <equity> AQR” (or its equivalent successor if such page is not available) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such Trading Day up to and including the final closing print (which is indicated by Condition Code “6” in Bloomberg) (or if such volume-weighted average price is unavailable, the market value of one share of the Common Stock on such Trading Day determined, using a volume-weighted average method, by a nationally recognized independent investment banking firm retained for this purpose by the Company). The “Daily VWAP” shall be determined without regard to after-hours trading or any other trading outside of the regular trading session trading hours.

“Default” means any event that is, or after notice or passage of time, or both, would be, an Event of Default; provided that any Default that results solely from the taking of an action that would have been permitted but for the continuation of a previous Default will be deemed to be cured if such previous Default is cured prior to becoming an Event of Default.

“Defaulted Amounts” means any amounts on any Note (including, without limitation, the Fundamental Change Repurchase Price, principal and interest) that are payable but are not punctually paid or duly provided for.

“Depositary” means, with respect to each Global Note, the Person specified in Section 2.05(b) as the Depositary with respect to such Notes, until a successor shall have been appointed and become such pursuant to the applicable provisions of this Indenture, and thereafter, “Depositary” shall mean or include such successor.

“Distributed Property” shall have the meaning specified in Section 14.04(c).

“Effective Date” shall have the meaning specified in Section 14.03(c), except that, as used in Section 14.04 and Section 14.05, “Effective Date” means the first date on which shares of the Common Stock trade on the applicable exchange or in the applicable market, regular way, reflecting the relevant share split or share combination, as applicable. For the avoidance of doubt, any alternative trading convention on the applicable exchange or market in respect of shares of the Common Stock under a separate ticker symbol or CUSIP number will not be considered “regular way” for this purpose.

“Eligible Market” means The New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market.

“Equity Conditions” means, with respect to a given date of determination: (i) on each day during the period beginning thirty (30) days prior to such applicable date of determination and ending on and including such applicable date of determination (the “Equity Conditions Measuring Period”) either (x) one or more registration statements filed with the Commission pursuant to the Subscription Agreement shall be effective and the prospectus contained therein shall be available on such applicable date of determination (with, for the avoidance of doubt, any shares of Common Stock previously sold pursuant to such prospectus deemed unavailable) for the resale of all shares of Common Stock to be issued in connection with the event requiring this determination (without regard to any limitations on conversion set forth herein) (a “Required Minimum Securities Amount”) or (y) all shares of Common Stock issuable upon conversion of the applicable Notes shall be eligible for sale pursuant to Rule 144 of the Securities Act, and the Company is then current with its required filings with the Commission; (ii) on each day during the Equity Conditions Measuring Period, the Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Notes) is listed or designated for quotation (as applicable) on an Eligible Market and shall not have been suspended from trading on an Eligible Market (other than suspensions of not more than two (2) days and occurring prior to the applicable date of determination due to business announcements by the Company) nor shall delisting or suspension by an Eligible Market have been threatened (with a reasonable prospect of delisting occurring after giving effect to all applicable notice, appeal, compliance and hearing periods) or pending as evidenced by (A) a writing by such Eligible Market or (B) the Company falling below the minimum listing maintenance requirements of the Eligible Market on which the Common Stock is then listed or designated for quotation, as applicable; (iii) during the Equity Conditions Measuring Period, the Company shall have delivered all shares of Common Stock issuable upon conversion of the Notes on a timely basis in accordance herewith and to the extent required hereby in all material respects; (iv) [reserved]; (v) any shares of Common Stock to be issued in connection with the event requiring determination (or issuable upon conversion of the portion of the Notes being redeemed in the event requiring this determination (without regards to any limitations on conversion set forth herein)) may be issued in full without violating the rules or regulations of the Eligible Market on which the Common Stock is then listed or designated for quotation (as applicable); (vi) on each day during the Equity Conditions Measuring Period, no public announcement of a pending, proposed or intended Fundamental Change (as defined in the Indenture) shall have occurred which has not been abandoned, terminated or consummated; (vii) the Company shall have no knowledge of any fact that would reasonably be expected to cause (1) any registration statement required to be filed with the Commission pursuant to the Subscription Agreement to not be effective or the prospectus contained therein to not be available for the resale of the applicable Required Minimum Securities Amount of all shares of Common Stock issuable upon conversion of the applicable Notes in accordance with the terms of the Subscription Agreement or (2) any shares of Common Stock issuable upon conversion of the applicable Notes to not be eligible for sale pursuant to Rule 144 and the Company is then current with its filings with the Commission, (viii) [reserved]; (ix) [reserved]; (x) on each Trading Day during the Equity Conditions Measuring Period, there shall not have occurred any Volume Failure as of such applicable date of determination; (xi) on the applicable date of determination all shares of Common Stock to be issued in connection with the event requiring this determination (or issuable upon conversion of the portion of this Note being redeemed in the event requiring this determination (without regards to any limitations on conversion set forth herein)) may be issued in full from the authorized and available shares of Common Stock of the Company; (xii) on each day during the Equity Conditions Measuring Period, there shall not have occurred and there shall not exist an Event of Default (as defined in the Indenture); or (xiii) the shares of Common Stock issuable pursuant to the event requiring the satisfaction of the Equity Conditions are duly authorized and will be listed and eligible upon issuance for trading on an Eligible Market.

“Equity Conditions Failure” means, with respect to any date of determination, the Equity Conditions have not been satisfied (or waived in writing by the applicable Holder).

“Equity Conditions Measuring Period” shall have the meaning specified in the definition of “Equity Conditions.”

“Event of Default” shall have the meaning specified in Section 6.01.

“Ex-Dividend Date” means the first date on which shares of the Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive the issuance, dividend or distribution in question, from the Company or, if applicable, from the seller of Common Stock on such exchange or market (in the form of due bills or otherwise) as determined by such exchange or market. For the avoidance of doubt, any alternative trading convention on the applicable exchange or market in respect of shares of the Common Stock under a separate ticker symbol or CUSIP number will not be considered “regular way” for this purpose.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Election” shall have the meaning specified in Section 14.12.

“Expiration Date” shall have the meaning specified in Section 14.04(e).

“Form of Assignment and Transfer” means the “Form of Assignment and Transfer” attached as Attachment 3 to the Form of Note attached hereto as Exhibit A.

“Form of Fundamental Change Repurchase Notice” means the “Form of Fundamental Change Repurchase Notice” attached as Attachment 2 to the Form of Note attached hereto as Exhibit A.

“Form of Note” means the “Form of Note” attached hereto as Exhibit A.

“Form of Notice of Conversion” means the “Form of Notice of Conversion” attached as Attachment 1 to the Form of Note attached hereto as Exhibit A.

“Fundamental Change” shall be deemed to have occurred at the time after the Notes are originally issued if any of the following occurs prior to the Maturity Date:

(a) a “person” or “group” within the meaning of Section 13(d) of the Exchange Act, other than the Company, its Wholly Owned Subsidiaries and any Permitted Holders, files a Schedule TO (or any successor schedule, form or report) or any schedule, form or report under the Exchange Act disclosing that such person or group has become the direct or indirect “beneficial owner,” as defined in Rule 13d-3 under the Exchange Act, of the Common Stock representing more than 50% of the voting power of the Common Stock;

(b) the consummation of (A) any recapitalization, reclassification or change of the Common Stock (other than changes resulting from a subdivision or combination or changes solely in par value) as a result of which the Common Stock would be converted into, or exchanged for, stock, other securities, other property and/or assets; (B) any share exchange, consolidation or merger of the Company pursuant to which the Common Stock will be converted into or exchanged for cash, securities or other property or assets; or (C) any sale, lease or other transfer in one transaction or a series of transactions of all or substantially all of the consolidated assets of the Company and its Subsidiaries, taken as a whole, to any Person other than one or more of the Company’s direct or indirect Wholly Owned Subsidiaries; provided, however, that neither (x) a transaction described in clause (A) or (B) in which the holders of all classes of the Common Equity immediately prior to such transaction own, directly or indirectly, more than 50% of all classes of Common Equity of the continuing or surviving corporation or transferee or the parent thereof immediately after such transaction in substantially the same proportions (relative to each other) as such ownership immediately prior to such transaction nor (y) any merger of the Company solely for the purpose of changing its jurisdiction of incorporation that results in a reclassification, conversion or exchange of outstanding shares of Common Stock solely into shares of Common Stock of the surviving entity shall be a Fundamental Change pursuant to this clause (b);

(c) the Company’s stockholders approve any plan or proposal for the liquidation or dissolution of the Company; or

(d) the Common Stock (or other Common Equity underlying the Notes) ceases to be listed or quoted on any of The New York Stock Exchange, The Nasdaq Global Select Market, The Nasdaq Global Market or The Nasdaq Capital Market (or any of their respective successors);

provided, however, that a transaction or transactions described in clauses (a) or (b) above shall not constitute a Fundamental Change, if at least 90% of the consideration received or to be received by the common stockholders of the Company, excluding cash payments for fractional shares and cash payments made in respect of dissenters’ appraisal rights, in connection with such transaction or transactions consists of shares of common stock that are listed or quoted on any of The New York Stock Exchange, The Nasdaq Global Select Market or The Nasdaq Global Market (or any of their respective successors) or will be so listed or quoted when issued or exchanged in connection with such transaction or transactions and as a result of such transaction or transactions such consideration becomes Reference Property for the Notes, excluding cash payments for fractional shares and cash payments made in respect of dissenters’ appraisal rights (subject to the provisions of Section 14.02(a)).

Any event, transaction or series of related transactions that constitute a Fundamental Change under both clause (a) and clause (b) above (determined without regard to the proviso in clause (b) above) shall be deemed to be a Fundamental Change solely under clause (b) above (and, for the avoidance of doubt, shall be subject to the proviso in clause (b) above).

For the avoidance of doubt, the transactions contemplated by the BCA shall not constitute a “Fundamental Change.

“Fundamental Change Company Notice” shall have the meaning specified in Section 15.02(d).

“Fundamental Change Repurchase Date” shall have the meaning specified in Section 15.02(a).

“Fundamental Change Repurchase Notice” shall have the meaning specified in Section 15.02(c)(i).

“Fundamental Change Repurchase Price” shall have the meaning specified in Section 15.02(a).

“Global Note” shall have the meaning specified in Section 2.05(b).

“Group” means a “group” as that term is used in Section 13(d) of the Exchange Act and as defined in Rule 13d-5 thereunder.

“Holder”, as applied to any Note, or other similar terms, means any Person in whose name at the time a particular Note is registered on the Note Register (and in the case of a Global Note and solely with respect to Section 6.12 and Section 14.13, the indirect holder of Notes held through its participant).

“Indenture” means this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented.

“Interest Make-Whole Amount” means, with respect to the conversion of any Note, in an amount, denominated in U.S. dollars, equal to the sum of all regularly scheduled interest payments, if any, due on such Note on each Interest Payment Date occurring after the Conversion Date for such conversion and on or before [    ], 2025; provided, however, that for these purposes, the amount of interest due on the Interest Payment Date immediately after such Conversion Date will be deemed to be the following amount: (x) if such Conversion Date is prior to [    ], 2024, an amount equal to twelve months of interest, (y) if such Conversion Date is on or after [    ], 2024, any accrued and unpaid interest, if any, at such Conversion Date, plus any remaining amounts that would be owed to, but excluding, [    ], 2025, including all regularly scheduled interest payments and (z) if such Conversion Date is on or after [    ], 2025, an amount equal to zero.

“Interest Payment Date” means each [    ] and [    ] of each year, beginning on [    ], 2021.

“Last Reported Sale Price” of the Common Stock (or other security for which a closing sale price must be determined) on any date means the closing sale price per share (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on that date as reported in composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock (or such other security) is traded. If the Common Stock (or such other security) is not listed for trading on a U.S. national or regional securities exchange on the relevant date, the “Last Reported Sale Price” shall be the last quoted bid price per share for the Common Stock (or such other security) in the over-the-counter market on the relevant date as reported by OTC Markets Group Inc. or a similar organization. If the Common Stock (or such other security) is not so quoted, the “Last Reported Sale Price” shall be the average of the mid-point of the last bid and ask prices per share for the Common Stock (or such other security) on the relevant date from each of at least three nationally recognized independent investment banking firms selected by the Company for this purpose. The “Last Reported Sale Price” shall be determined without regard to after-hours trading or any other trading outside of regular trading session hours.

“Make-Whole Fundamental Change” means any transaction or event that constitutes a Fundamental Change (as defined above and determined after giving effect to any exceptions to or exclusions from such definition, but without regard to the proviso in clause (b) of the definition thereof).

“Make-Whole Fundamental Change Period” shall have the meaning specified in Section 14.03(a).

“Mandatory Conversion” means a conversion pursuant to Section 14.03(a).

“Mandatory Conversion Date” means the Conversion Date for a Mandatory Conversion, as provided in Section 14.03(c).

“Market Disruption Event” means, for the purposes of determining amounts due upon conversion (a) a failure by the primary U.S. national or regional securities exchange or market on which the Common Stock is listed or admitted for trading to open for trading during its regular trading session or (b) the occurrence or existence prior to 1:00 p.m., New York City time, on any Scheduled Trading Day for the Common Stock for more than one half-hour period in the aggregate during regular trading hours of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the relevant stock exchange or otherwise) in the Common Stock or in any options contracts or futures contracts relating to the Common Stock.

“Maturity Date” means [    ], 2026.

“Note” or “Notes” shall have the meaning specified in the first paragraph of the recitals of this Indenture.

“Note Register” shall have the meaning specified in Section 2.05(a).

“Note Registrar” shall have the meaning specified in Section 2.05(a).

“Notice of Conversion” shall have the meaning specified in Section 14.02(a)(ii).

“Officer” means, with respect to the Company, the President, the Chief Executive Officer, the Chief Financial Officer, the Treasurer, the Secretary, any assistant Treasurer, any assistant Secretary, General Counsel, any Assistant General Counsel, any Executive or Senior Vice President or any Vice President (whether or not designated by a number or numbers or word or words added before or after the title “Vice President”).

“Officer’s Certificate,” when used with respect to the Company, means a certificate that is delivered to the Trustee and that is signed on behalf of the Company by an Officer of the Company that meets the requirements of Section 17.05.

“open of business” means 9:00 a.m. (New York City time).

“Opinion of Counsel” means an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company, that is delivered to the Trustee.

“outstanding,” when used with reference to Notes, shall, subject to the provisions of Section 8.04, mean, as of any particular time, all Notes authenticated and delivered by the Trustee under this Indenture, except:

(a) Notes theretofore canceled by the Trustee or accepted by the Trustee for cancellation;

(b) Notes, or portions thereof, that have become due and payable and in respect of which monies in the necessary amount shall have been deposited in trust with the Trustee or with any Paying Agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent);

(c) Notes that have been paid pursuant to Section 2.06 or Notes in lieu of which, or in substitution for which, other Notes shall have been authenticated and delivered pursuant to the terms of Section 2.06 unless proof satisfactory to the Trustee is presented that any such Notes are held by protected purchasers in due course;

(d) Notes surrendered for purchase in accordance with Article 0 for which Paying Agent holds money sufficient to pay the Fundamental Change Repurchase Price, in accordance with Section 15.04(b);

(e) Notes converted pursuant to Article 14 and required to be cancelled pursuant to Section 2.08; and

(f) Notes repurchased by the Company pursuant to the last sentence of Section 2.10 after the Company surrenders them to the Trustee for cancellation in accordance with Section 2.08.

“Paying Agent” shall have the meaning specified in Section 4.02.

“Permitted Holders” means, collectively, (i) [AE] and its Affiliates, including any funds, partnerships or other investment vehicles or Subsidiaries managed or directly or indirectly controlled by them but not including, however, any portfolio companies of the foregoing, (ii) any Person who is acting solely as an underwriter in connection with a public or private offering of Capital Stock of the Company, acting in such capacity and (iii) any group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act or any successor provision) of which any of the foregoing are members and any members of such group; provided that, in the case of such group and without giving effect to the existence of such group or any other group, Persons referred to in clause (i), collectively, have beneficial ownership of more than 50% of the total voting power of the Capital Stock of the Company held by such group.

“Person” means an individual, a corporation, a limited liability company, an association, a partnership, a joint venture, a joint stock company, a trust, an unincorporated organization or a government or an agency or a political subdivision thereof.

“Physical Notes” means permanent certificated Notes in registered form issued in minimum denominations of $1,000 principal amount and integral multiples in excess thereof.

“Physical Settlement” shall have the meaning specified in Section 14.02(a).

“Physical Settlement Method” means, with respect to any conversion of Notes, the Physical Settlement.

“Predecessor Note” of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 2.06 in lieu of or in exchange for a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note that it replaces.

“Record Date” means, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock (or other applicable security) have the right to receive any cash, securities or other property or in which the Common Stock (or such other security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of holders of the Common Stock (or such other security) entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors, by statute, by contract or otherwise).

“Reference Property” shall have the meaning specified in Section 14.07(a).

“Registrable Securities” shall have the meaning set forth in the Subscription Agreement.

“Regular Record Date,” with respect to any Interest Payment Date, means the [    ] or [    ] (whether or not such day is a Business Day) immediately preceding the applicable [    ] or [    ] Interest Payment Date, respectively.

“Responsible Officer” means, when used with respect to the Trustee, any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter relating to this Indenture is referred because of such person’s knowledge of and familiarity with the particular subject and, in each case, who shall have direct responsibility for the administration of this Indenture.

“Restricted Securities” shall have the meaning specified in Section 2.05(c).

“Restrictive Legend” shall have the meaning specified in Section 2.05(c).

“Rule 144” means Rule 144 as promulgated under the Securities Act (including any successor rule thereto), as the same may be amended from time to time.

“Rule 144A” means Rule 144A as promulgated under the Securities Act (including any successor rule thereto), as the same may be amended from time to time.

“Scheduled Trading Day” means a day that is scheduled to be a Trading Day on the principal U.S. national or regional securities exchange or market on which the Common Stock is listed or admitted for trading. If the Common Stock is not so listed or admitted for trading, “Scheduled Trading Day” means a Business Day.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Settlement Amount” has the meaning specified in Section 14.02(a)(i).

“Share Exchange Event” has the meaning specified in Section 14.07(a).

“Significant Subsidiary” means a Subsidiary of the Company that meets the definition of “significant subsidiary” in Article 1, Rule 1-02(w) of Regulation S-X under the Exchange Act as in effect on the date of this Indenture; provided that, in the case of a Subsidiary of the Company that meets the criteria of clause (3) of the definition thereof but not clause (1) or (2) thereof, such Subsidiary shall not be deemed to be a Significant Subsidiary.

“Spin-Off” shall have the meaning specified in Section 14.04(c).

“Stock Price” shall have the meaning specified in Section 14.03(c).

“Subscription Agreement” means, collectively, the Subscription Agreements dated as of the date hereof, each between the Company and the Subscriber defined therein.

“Subsidiary” means, with respect to any Person, any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, general partners or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) such Person; (ii) such Person and one or more Subsidiaries of such Person; or (iii) one or more Subsidiaries of such Person.

“Successor Company” shall have the meaning specified in Section 11.01(a).

“Trading Day” means a day on which (i) trading in the Common Stock (or other security for which a closing sale price must be determined) generally occurs on The Nasdaq Stock Market LLC or, if the Common Stock (or such other security) is not then listed on The Nasdaq Stock Market LLC, on the principal other U.S. national or regional securities exchange on which the Common Stock (or such other security) is then listed or, if the Common Stock (or such other security) is not then listed on a U.S. national or regional securities exchange, on the principal other market on which the Common Stock (or such other security) is then traded and (ii) a Last Reported Sale Price for the Common Stock (or closing sale price for such other security) is available on such securities exchange or market; provided that if the Common Stock (or such other security) is not so listed or traded, “Trading Day” means a Business Day; and provided, further, that for purposes of determining amounts due upon conversion only, “Trading Day” means a day on which (x) there is no Market Disruption Event and (y) trading in the Common Stock generally occurs on The Nasdaq Stock Market LLC or, if the Common Stock is not then listed on The Nasdaq Stock Market LLC, on the principal other U.S. national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not then listed on a U.S. national or regional securities exchange, on the principal other market on which the Common Stock is then listed or admitted for trading, except that if the Common Stock is not so listed or admitted for trading, “Trading Day” means a Business Day.

“transfer” shall have the meaning specified in Section 2.05(d).

“Trigger Event” shall have the meaning specified in Section 14.04(c).

“Trust Indenture Act” means the Trust Indenture Act of 1939, as amended, as it was in force at the date of execution of this Indenture; provided, however, that in the event the Trust Indenture Act of 1939 is amended after the date hereof, the term “Trust Indenture Act” shall mean, to the extent required by such amendment, the Trust Indenture Act of 1939, as so amended.

“Trustee” means the Person named as the “Trustee” in the first paragraph of this Indenture until a successor trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean or include each Person who is then a Trustee hereunder.

“unit of Reference Property” shall have the meaning specified in Section 14.07(a).

“Valuation Period” shall have the meaning specified in Section 14.04(c).

“Volume Failure” means, with respect to a particular date of determination, the aggregate daily dollar trading volume (as reported on Bloomberg) of the Common Stock on the Principal Market on any Trading Day during the twenty (20) Trading Day period ending on the Trading Day immediately preceding such date of determination (such period, the “Volume Failure Measuring Period”), is less than $2,000,000 (as adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions occurring after the Subscription Date). All such determinations to be appropriately adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions during such Volume Failure Measuring Period.

“Wholly Owned Subsidiary” means, with respect to any Person, any direct or indirect Subsidiary of such Person, except that, solely for purposes of this definition, the reference to “more than 50%” in the definition of “Subsidiary” shall be deemed replaced by a reference to “100%”, the calculation of which shall exclude nominal amounts of the voting power of shares of Capital Stock or other interests in the relevant Subsidiary not held by such person to the extent required to satisfy local minority interest requirements outside of the United States.

Section 1.02 References to Interest. Unless the context otherwise requires, any reference to interest on, or in respect of, any Note in this Indenture shall be deemed to include Additional Interest if, in such context, Additional Interest is, was or would be payable pursuant to Section 6.03. Unless the context otherwise requires, any express mention of Additional Interest in any provision hereof shall not be construed as excluding Additional Interest in those provisions hereof where such express mention is not made.

ARTICLE 2

ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND EXCHANGE OF NOTES

Section 2.01 Designation and Amount. The Notes shall be designated as the “6.00% Convertible Senior Notes due 2026.” The aggregate principal amount of Notes that may be authenticated and delivered under this Indenture is initially limited to $200,000,000, subject to Section 2.10 and except for Notes authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of other Notes to the extent expressly permitted hereunder.

Section 2.02 Form of Notes. The Notes and the Trustee’s certificate of authentication to be borne by such Notes shall be substantially in the respective forms set forth in Exhibit A, the terms and provisions of which shall constitute, and are hereby expressly incorporated in and made a part of this Indenture. To the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. In the case of any conflict between this Indenture and a Note, the provisions of this Indenture shall control and govern to the extent of such conflict.

Any Global Note may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Indenture as may be required by the Custodian or the Depositary, or as may be required to comply with any applicable law or any regulation thereunder or with the rules and regulations of any securities exchange or automated quotation system upon which the Notes may be listed or traded or designated for issuance or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Notes are subject.

Any of the Notes may have such letters, numbers or other marks of identification and such notations, legends or endorsements as the Officer executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Notes may be listed or designated for issuance, or to conform to usage or to indicate any special limitations or restrictions to which any particular Notes are subject.

Each Global Note shall represent such principal amount of the outstanding Notes as shall be specified therein and shall provide that it shall represent the aggregate principal amount of outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be increased or reduced to reflect repurchases, cancellations, conversions, transfers or exchanges permitted hereby. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the amount of outstanding Notes represented thereby shall be made by the Trustee or the Custodian, at the direction of the Trustee, in such manner and upon instructions given by the Holder of such Notes in accordance with this Indenture. Payment of principal (including the Fundamental Change Repurchase Price, if applicable) of, and accrued and unpaid interest on, a Global Note shall be made to the Holder of such Note on the date of payment, unless a record date or other means of determining Holders eligible to receive payment is provided for herein.

Section 2.03 Date and Denomination of Notes; Payments of Interest and Defaulted Amounts. (a) The Notes shall be issuable in registered form without coupons in minimum denominations of $1,000 principal amount and integral multiples in excess thereof. Each Note shall be dated the date of its authentication and shall bear interest from the date specified on the face of such Note. Accrued interest on the Notes shall be computed on the basis of a 360-day year composed of twelve 30-day months and, for partial months, on the basis of the number of days actually elapsed in a 30-day month. The Company shall pay cash amounts in money of the United States of that at the time of payment is legal tender for payment of public and private debts.

(b) The Person in whose name any Note (or its Predecessor Note) is registered on the Note Register at the close of business on any Regular Record Date with respect to any Interest Payment Date shall be entitled to receive the interest payable on such Interest Payment Date. The principal amount of any Note (x) in the case of any Physical Note, shall be payable at the office or agency of the Company maintained by the Company for such purposes in the contiguous United States, which shall initially be the Corporate Trust Office and (y) in the case of any Global Note, shall be payable by wire transfer of immediately available funds to the account of the Depositary or its nominee. The Company shall pay, or cause the Paying Agent to pay, interest (i) on any Physical Notes (A) to Holders holding Physical Notes having an aggregate principal amount of $5,000,000 or less, by check mailed to the Holders of these Notes at their address as it appears in the Note Register and (B) to Holders holding Physical Notes having an aggregate principal amount of more than $5,000,000, either by check mailed to each Holder or, upon application by such a Holder to the Note Registrar not later than the relevant Regular Record Date, by wire transfer in immediately available funds to that Holder’s account within the United States, which application shall remain in effect until the Holder notifies, in writing, the Note Registrar to the contrary or (ii) on any Global Note by wire transfer of immediately available funds to the account of the Depositary or its nominee.

(c) Any Defaulted Amounts shall forthwith cease to be payable to the Holder on the relevant payment date but shall accrue interest per annum at the rate borne by the Notes, subject to the enforceability thereof under applicable law, from, and including, such relevant payment date, and such Defaulted Amounts together with such interest thereon shall be paid by the Company, at its election in each case, as provided in clause (i) or (ii) below:

(i) The Company may elect to make payment of any Defaulted Amounts to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on a special record date for the payment of such Defaulted Amounts, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of the Defaulted Amounts proposed to be paid on each Note and the date of the proposed payment (which shall be not less than twenty-five (25) days after the receipt by the Trustee of such notice, unless the Trustee shall consent to an earlier date), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount to be paid in respect of such Defaulted Amounts or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Amounts as in this clause provided. Thereupon the Company shall fix a special record date for the payment of such Defaulted Amounts which shall be not more than fifteen (15) days and not less than ten (10) days prior to the date of the proposed payment, and not less than ten (10) days after the receipt by the Trustee of the notice of the proposed payment. The Company shall promptly notify the Trustee in writing of such special record date and the Trustee, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Amounts and the special record date therefor to be delivered to each Holder not less than ten (10) days prior to such special record date. Notice of the proposed payment of such Defaulted Amounts and the special record date therefor having been so delivered, such Defaulted Amounts shall be paid to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on such special record date and shall no longer be payable pursuant to the following clause (ii) of this Section 2.03(c). The Trustee shall have no responsibility for the calculation of the Defaulted Amounts.

(ii) The Company may make payment of any Defaulted Amounts in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Notes may be listed or designated for issuance, and upon such notice as may be required by such exchange or automated quotation system, if, after written notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

Section 2.04 Execution, Authentication and Delivery of Notes. The Notes shall be signed in the name and on behalf of the Company by the manual, facsimile or other electronic signature of one of its Officers.

At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Notes executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Notes, and the Trustee in accordance with such Company Order shall authenticate and deliver such Notes, without any further action by the Company hereunder.

Only such Notes as shall bear thereon a certificate of authentication substantially in the form set forth on the Form of Note attached as Exhibit A hereto, executed manually by an authorized signatory of the Trustee (or an authenticating agent appointed by the Trustee as provided by Section 17.10), shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee (or such an authenticating agent) upon any Note executed by the Company shall be conclusive evidence that the Note so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture.

In case any Officer of the Company who shall have signed any of the Notes shall cease to be such Officer before the Notes so signed shall have been authenticated and delivered by the Trustee, or disposed of by the

Company, such Notes nevertheless may be authenticated and delivered or disposed of as though the person who signed such Notes had not ceased to be such Officer of the Company; and any Note may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Note, shall be the Officers of the Company, although at the date of the execution of this Indenture any such person was not such an Officer.

Section 2.05 Exchange and Registration of Transfer of Notes; Restrictions on Transfer; Depositary. The Company shall cause to be kept at the Corporate Trust Office a register (the register maintained in such office or in any other office or agency of the Company designated pursuant to Section 4.02, the “Note Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes. Such register shall be in written form or in any form capable of being converted into written form within a reasonable period of time. The Trustee is hereby initially appointed the “Note Registrar” for the purpose of registering Notes and transfers of Notes as herein provided. The Company may appoint one or more co-Note Registrars in accordance with Section 4.02.

Upon surrender for registration of transfer of any Note to the Note Registrar or any co-Note Registrar, and satisfaction of the requirements for such transfer set forth in this Section 2.05, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like aggregate principal amount and bearing such legends as may be required by this Indenture.

Notes may be exchanged for other Notes of any authorized denominations and of a like aggregate principal amount, upon surrender of the Notes to be exchanged at any such office or agency maintained by the Company pursuant to Section 4.02. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes that the Holder making the exchange is entitled to receive, bearing registration numbers not contemporaneously outstanding.

All Notes presented or surrendered for registration of transfer or for exchange, repurchase or conversion shall (if so required by the Company, the Trustee, the Note Registrar or any co-Note Registrar) be duly endorsed, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Trustee or Note Registrar and duly executed, by the Holder thereof or its attorney-in-fact duly authorized in writing.

No service charge shall be imposed on a Holder by the Company, the Trustee, the Note Registrar, any co-Note Registrar or the Paying Agent for any exchange or registration of transfer of Notes, but the Company may require a Holder to pay a sum sufficient to cover any documentary, stamp or similar issue or transfer tax required in connection therewith as a result of the name of the Holder of new Notes issued upon such exchange or registration of transfer being different from the name of the Holder of the old Notes surrendered for exchange or registration of transfer.

None of the Company, the Trustee, the Note Registrar or any co-Note Registrar shall be required to exchange or register a transfer of (i) any Notes surrendered for conversion or, if a portion of any Note is surrendered for conversion, such portion thereof surrendered for conversion or (ii) any Notes, or a portion of any Note, surrendered for repurchase (and not withdrawn) in accordance with Article 0.

All Notes issued upon any registration of transfer or exchange of Notes in accordance with this Indenture shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture as the Notes surrendered upon such registration of transfer or exchange.

(b) So long as the Notes are eligible for book-entry settlement with the Depositary, unless otherwise required by law, subject to the fourth paragraph from the end of Section 2.05(d), all Notes shall be represented by one or more Notes in global form (each, a “Global Note”) registered in the name of the Depositary or the nominee of the Depositary. Each Global Note shall bear the legend required on a Global Note set forth in Exhibit A hereto. The transfer and exchange of beneficial interests in a Global Note that does not involve the issuance of a Physical Note shall be effected through the Depositary (but not the Trustee or the Custodian) in accordance with this Indenture (including the restrictions on transfer set forth herein) and the Applicable Procedures.

(c) Every Note that bears or is required under this Section 2.05(c) to bear the Restrictive Legend (together with any Common Stock issued upon conversion of the Notes that is required to bear the legend set forth in Section 2.05(d), collectively, the “Restricted Securities”) shall be subject to the restrictions on transfer set forth in this Section 2.05(c) (including the legend set forth below) or Section 2.05(d) (including the legend set forth therein), as applicable, unless such restrictions on transfer shall be eliminated or otherwise waived by written consent of the Company, and the Holder of each such Restricted Security, by such Holder’s acceptance thereof, agrees to be bound by all such restrictions on transfer. As used in this Section 2.05(c) and Section 2.05(d), the term “transfer” encompasses any sale, pledge, transfer or other disposition whatsoever of any Restricted Security.

Each Global Note shall bear a legend in substantially the following form (the “Restrictive Legend”) (or any similar legend, not inconsistent with this Indenture, required by the Depositary for such Global Note):

THIS SECURITY AND THE COMMON STOCK, IF ANY, ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE (NOTWITHSTANDING THE FOREGOING, THIS SECURITY AND THE COMMON STOCK, IF ANY, ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES). BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER AGREES FOR THE BENEFIT OF BIGBEAR.AI HOLDINGS, INC. (THE “COMPANY”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE DATE THAT IS THE LATER OF (X) ONE YEAR AFTER THE ISSUE DATE HEREOF OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THERETO AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT:

(A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, OR

(B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT AND IS EFFECTIVE AT THE TIME OF SUCH TRANSFER, OR

(C) TO A PERSON THAT YOU REASONABLY BELIEVE TO BE A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR

(D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT; OR

(E) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (2)(E) ABOVE, THE COMPANY AND THE TRUSTEE RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

NO AFFILIATE (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY OR PERSON THAT HAS BEEN AN AFFILIATE (AS DEFINED IN RULE 144 UNDER THE SECURITIES

ACT) OF THE COMPANY DURING THE IMMEDIATELY PRECEDING THREE MONTHS MAY PURCHASE, OTHERWISE ACQUIRE OR HOLD THIS SECURITY OR A BENEFICIAL INTEREST HEREIN.

Any Note (or security issued in exchange or substitution therefor) (i) as to which such restrictions on transfer shall have expired in accordance with their terms, (ii) that has been transferred pursuant to a registration statement that has become effective or been declared effective under the Securities Act and that continues to be effective at the time of such transfer or (iii) that has been sold pursuant to the exemption from registration provided by Rule 144 or any similar provision then in force under the Securities Act, may, upon surrender of such Note for exchange to the Note Registrar in accordance with the provisions of this Section 2.05, be exchanged for a new Note or Notes, of like tenor and aggregate principal amount, which shall not bear the Restrictive Legend required by this Section 2.05(c) and shall not be assigned (or deemed assigned) a restricted CUSIP number. The Restrictive Legend set forth above and affixed on any Note will be deemed, in accordance with the terms of the certificate representing such Note, to be removed therefrom upon the Company’s delivery to the Trustee of written notice to such effect, without further action by the Company, the Trustee, the Holder(s) thereof or any other Person; at such time, such Note will be deemed to be assigned an unrestricted CUSIP number as provided in the certificate representing such Note; provided, however, if such Note is a Global Note and the Depositary thereof requires a mandatory exchange or other process to cause such Global Note to be identified by an unrestricted CUSIP number in the facilities of such Depositary, then the Company will effect such exchange or procedures as soon as reasonably practicable. Without limiting the generality of any other provision of this Indenture, the Trustee will be entitled to receive an instruction letter from the Company before taking any action with respect to effecting any such mandatory exchange or other process. The Company and the Trustee reserve the right to require the delivery of such legal opinions, certifications or other evidence as may reasonably be required in order to determine that any proposed transfer of any Note is being made in compliance with the Securities Act and applicable state securities laws.

The Company shall be entitled to instruct the Custodian in writing to so surrender any Global Note as to which any of the conditions set forth in clause (i) through (iii) of the first sentence of the immediately preceding paragraph have been satisfied, and, upon such instruction, the Custodian shall so surrender such Global Note for exchange; and any new Global Note so exchanged therefor shall not bear the Restrictive Legend specified in this Section 2.05(c) and shall not be assigned (or deemed assigned) a restricted CUSIP number.

Notwithstanding any other provisions of this Indenture (other than the provisions set forth in this Section 2.05(c)), a Global Note may not be transferred as a whole or in part except (i) by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary and (ii) for exchange of a Global Note or a portion thereof for one or more Physical Notes in accordance with the second immediately succeeding paragraph.

The Depositary shall be a clearing agency registered under the Exchange Act. The Company initially appoints The Depository Trust Company to act as Depositary with respect to each Global Note. Initially, each Global Note shall be issued to the Depositary, registered in the name of Cede & Co., as the nominee of the Depositary, and deposited with the Trustee as custodian for Cede & Co.

If (i) the Depositary notifies the Company at any time that the Depositary is unwilling or unable to continue as depositary for the Global Notes and a successor depositary is not appointed within ninety (90) days, (ii) the Depositary ceases to be registered as a clearing agency under the Exchange Act and a successor depositary is not appointed within ninety (90) days or (iii) an Event of Default with respect to the Notes has occurred and is continuing and a beneficial owner of any Note requests that its beneficial interest therein be issued as a Physical Note, the Company shall execute, and the Trustee, upon receipt of an Officer’s Certificate and a Company Order for the authentication and delivery of Notes, shall authenticate and deliver (x) in the case of clause (iii), a Physical Note to such beneficial owner in a principal amount equal to the principal amount of such Note corresponding to such beneficial owner’s beneficial interest and (y) in the case of clause (i) or (ii), Physical Notes to each beneficial owner of the related Global Notes (or a portion thereof) in an aggregate principal amount equal to the aggregate principal amount of such Global Notes in exchange for such Global Notes, and upon delivery of the Global Notes to the Trustee such Global Notes shall be canceled.

Physical Notes issued in exchange for all or a part of the Global Note pursuant to this Section 2.05(c) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, or, in the case of clause (iii) of the immediately preceding paragraph, the relevant beneficial owner, shall instruct the Trustee. Upon execution and authentication, the Trustee shall deliver such Physical Notes to the Persons in whose names such Physical Notes are so registered.

At such time as all interests in a Global Note have been converted, canceled, repurchased or transferred, such Global Note shall be, upon receipt thereof, canceled by the Trustee in accordance with standing procedures and existing instructions between the Depositary and the Custodian. At any time prior to such cancellation, if any interest in a Global Note is exchanged for Physical Notes, converted, canceled, repurchased or transferred to a transferee who receives Physical Notes therefor or any Physical Note is exchanged or transferred for part of such Global Note, the principal amount of such Global Note shall, in accordance with the standing procedures and instructions existing between the Depositary and the Custodian, be appropriately reduced or increased, as the case may be, and an endorsement shall be made on such Global Note, by the Trustee or the Custodian, at the direction of the Trustee, to reflect such reduction or increase.

None of the Company, the Trustee, the Paying Agent, the Conversion Agent or any other agent of the Company or the Trustee shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Note or maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Neither the Company nor the Trustee shall have any responsibility or liability for any act or omission of the Depositary. All notices and communications to be given to the Holders and all payments to be made to Holders in respect of the Notes shall be given or made only to, or upon the order of, the registered Holder(s) (which shall be the Depositary or its nominee in the case of a Global Note).

The rights of beneficial owners in any Global Note shall be exercised only through the Depositary subject to the Applicable Procedures of the Depositary. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depositary with respect to its members, participants and any beneficial owners.

(d) Any stock certificate representing Common Stock issued upon conversion of a Note shall bear a legend in substantially the following form (unless such Common Stock has been transferred pursuant to a registration statement that has become or been declared effective under the Securities Act and that continues to be effective at the time of such transfer, or pursuant to the exemption from registration provided by Rule 144 or any similar provision then in force under the Securities Act, or such Common Stock has been issued upon conversion of a Note that has been transferred pursuant to a registration statement that has become or been declared effective under the Securities Act and that continues to be effective at the time of such transfer, or pursuant to the exemption from registration provided by Rule 144 or any similar provision then in force under the Securities Act, or unless otherwise agreed by the Company with written notice thereof to the Trustee and any transfer agent for the Common Stock):

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE (NOTWITHSTANDING THE FOREGOING, THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES). BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST

HEREIN, THE ACQUIRER AGREES FOR THE BENEFIT OF BIGBEAR.AI HOLDINGS, INC. (THE “COMPANY”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE DATE THAT IS THE LATER OF (X) ONE YEAR AFTER THE ISSUE DATE OF THE NOTES UPON THE CONVERSION OF WHICH THIS SECURITY WAS ISSUED OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THERETO AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT:

(A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, OR

(B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT AND IS EFFECTIVE AT THE TIME OF SUCH TRANSFER, OR

(C) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT; OR

(D) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (2)(D) ABOVE, THE COMPANY AND THE TRANSFER AGENT FOR THE COMPANY’S COMMON STOCK RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER FOR THE COMPANY TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

Any such Common Stock (i) as to which such restrictions on transfer shall have expired in accordance with their terms, (ii) that has been transferred pursuant to a registration statement that has become or been declared effective under the Securities Act and that continues to be effective at the time of such transfer or (iii) that has been sold pursuant to the exemption from registration provided by Rule 144 or any similar provision then in force under the Securities Act, may, upon surrender of the certificates representing such shares of Common Stock for exchange in accordance with the procedures of the transfer agent for the Common Stock, be exchanged for a new certificate or certificates for a like aggregate number of shares of Common Stock, which shall not bear the restrictive legend required by this Section 2.05(e).

(e) Any Note or Common Stock issued upon conversion or exchange of a Note that is repurchased or owned by the Company or any Affiliate of the Company (or any Person who was an Affiliate of the Company at any time during the three months immediately preceding) may not be resold by the Company or such Affiliate (or such Person, as the case may be) unless registered under the Securities Act or resold pursuant to an exemption from the registration requirements of the Securities Act in a transaction that results in such Note or Common Stock, as the case may be, no longer being a “restricted security” (as defined under Rule 144).

(f) Notwithstanding anything contained herein to the contrary, neither the Trustee nor the Note Registrar shall be responsible for ascertaining whether any transfer complies with the registration provisions of, or exemptions from, the Securities Act, applicable state securities laws or other applicable law.

Section 2.06 Mutilated, Destroyed, Lost or Stolen Notes. In case any Note shall become mutilated or be destroyed, lost or stolen, the Company in its discretion may execute, and upon receipt of a Company Order, the Trustee or an authenticating agent appointed by the Trustee shall authenticate and deliver, a new Note, bearing a registration number not contemporaneously outstanding, in exchange and substitution for the mutilated Note, or in lieu of and in substitution for the Note so destroyed, lost or stolen. In every case the applicant for a substituted Note shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless from any loss, liability, cost or expense caused by or connected with such substitution, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company, to the Trustee and, if applicable, to such authenticating agent evidence to their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof.

The Trustee or such authenticating agent may authenticate any such substituted Note and deliver the same upon the receipt of such security or indemnity as the Trustee, the Company and, if applicable, such authenticating agent may require. No service charge shall be imposed by the Company, the Trustee, the Note Registrar, any co-Note Registrar or the Paying Agent upon the issuance of any substitute Note, but the Company may require a Holder to pay a sum sufficient to cover any documentary, stamp or similar issue or transfer tax required in connection therewith as a result of the name of the Holder of the new substitute Note being different from the name of the Holder of the old Note that became mutilated or was destroyed, lost or stolen. In case any Note that has matured or is about to mature or has been surrendered for required repurchase or is about to be converted in accordance with Article 14 shall become mutilated or be destroyed, lost or stolen, the Company may, in its sole discretion, instead of issuing a substitute Note, pay or authorize the payment of or convert or authorize the conversion of the same (without surrender thereof except in the case of a mutilated Note), as the case may be, if the applicant for such payment or conversion shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless for any loss, liability, cost or expense caused by or connected with such substitution, and, in every case of destruction, loss or theft, evidence satisfactory to the Company, the Trustee and, if applicable, any Paying Agent or Conversion Agent of the destruction, loss or theft of such Note and of the ownership thereof.

Every substitute Note issued pursuant to the provisions of this Section 2.06 by virtue of the fact that any Note is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be found at any time, and shall be entitled to all the benefits of (but shall be subject to all the limitations set forth in) this Indenture equally and proportionately with any and all other Notes duly issued hereunder. To the extent permitted by law, all Notes shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement, payment, conversion or repurchase of mutilated, destroyed, lost or stolen Notes and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement, payment, conversion or repurchase of negotiable instruments or other securities without their surrender.

Section 2.07 Temporary Notes. Pending the preparation of Physical Notes, the Company may execute and the Trustee or an authenticating agent appointed by the Trustee shall, upon receipt of a Company Order, authenticate and deliver temporary Notes (printed or lithographed). Temporary Notes shall be issuable in any authorized denomination, and substantially in the form of the Physical Notes but with such omissions, insertions and variations as may be appropriate for temporary Notes, all as may be determined by the Company. Every such temporary Note shall be executed by the Company and authenticated by the Trustee or such authenticating agent upon the same conditions and in substantially the same manner, and with the same effect, as the Physical Notes. Without unreasonable delay, the Company shall execute and deliver to the Trustee or such authenticating agent Physical Notes (other than any Global Note) and thereupon any or all temporary Notes (other than any Global Note) may be surrendered in exchange therefor, at each office or agency maintained by the Company pursuant to Section 4.02 and the Trustee or such authenticating agent shall authenticate and deliver in exchange for such temporary Notes an equal aggregate principal amount of Physical Notes upon the written request of the Company. Such exchange shall be made by the Company at its own expense and without any charge therefor. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits and subject to the same limitations under this Indenture as Physical Notes authenticated and delivered hereunder.

Section 2.08 Cancellation of Notes Paid, Converted, Etc. The Company shall cause all Notes surrendered for the purpose of payment at maturity, repurchase upon a Fundamental Change, registration of transfer or exchange or conversion (other than any Notes exchanged pursuant to Section 14.12), if surrendered to any Person that the Company controls other than the Trustee, to be surrendered to the Trustee for cancellation and they will no longer be considered outstanding under this Indenture upon their payment at maturity, registration of transfer or exchange or conversion. All Notes delivered to the Trustee shall be canceled promptly by it. Except for any Notes surrendered for registration of transfer or exchange, or as otherwise expressly permitted by any of the provisions of this Indenture, no Notes shall be authenticated in exchange for any Notes surrendered to the Trustee for cancellation. The Trustee shall dispose of canceled Notes in accordance with its customary procedures. After such cancellation, the Trustee shall deliver a certificate of such cancellation to the Company, at the Company’s written request in a Company Order. The Company may not issue new Notes to replace Notes that have been paid or that have been delivered to the Trustee for cancellation.

Section 2.09 CUSIP and ISIN Numbers. The Company in issuing the Notes may use CUSIP and ISIN numbers (if then generally in use), and, if so, the Trustee shall use CUSIP and ISIN numbers in all notices issued to Holders as a convenience to such Holders; provided that the Trustee shall have no liability for any defect in the CUSIP and ISIN numbers as they appear on any Note, notice or elsewhere and that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or on such notice and that reliance may be placed only on the other identification numbers printed on the Notes. The Company shall promptly notify the Trustee in writing of any change in the CUSIP and ISIN numbers.

Section 2.10 Additional Notes; Repurchases. The Company may, at any time and from time to time without the consent of the Holders, reopen this Indenture and issue additional Notes hereunder with the same terms as the Notes initially issued hereunder (other than differences in the issue date, the issue price and interest accrued prior to the issue date of such additional Notes and, if applicable, restrictions on transfer of such additional Notes) in an unlimited aggregate principal amount; provided that if any such additional Notes are not fungible with the Notes initially issued hereunder for U.S. federal income tax or securities laws purposes or would cause the Notes initially issued hereunder to be subject to an extended time period for restrictions on transfer, such additional Notes shall have one or more separate CUSIP, ISIN or other identifying numbers. Prior to the issuance of any such additional Notes, the Company shall deliver to the Trustee a Company Order, an Officer’s Certificate and an Opinion of Counsel, such Officer’s Certificate and Opinion of Counsel to cover such matters, in addition to those required by Sections 10.05 and 17.05, as the Trustee shall reasonably request. In addition, the Company may, without the consent of Holders, and directly or indirectly (regardless of whether such Notes are surrendered to the Company), repurchase Notes in the open market or otherwise, whether by the Company or its Subsidiaries or through a private or public tender or exchange offer or through counterparties to private agreements or otherwise, including by cash-settled swaps or other derivatives. The Company may, at its option, reissue, resell, hold or surrender to the Trustee for cancellation in accordance with Section 2.08 any Notes that the Company may repurchase, in the case of a reissuance or resale; provided that if any such reissued or resold Notes are not fungible with the Notes initially issued hereunder for U.S. federal income tax or securities law purposes, such reissued or resold Notes shall have one or more separate CUSIP numbers. Any Notes that the Company may repurchase shall be considered outstanding for all purposes under this Indenture (other than, at any time when such Notes are held by the Company or any of its Subsidiaries or its Affiliates, for the purpose of determining whether Holders of the requisite aggregate principal amount of Notes have concurred in any direction, consent, waiver or other action under this Indenture) unless and until such time the Company surrenders them to the Trustee for cancellation in accordance with Section 2.08 and, upon receipt of a written order from the Company, the Trustee shall cancel all Notes so surrendered.

ARTICLE 3

SATISFACTION AND DISCHARGE

Section 3.01 Satisfaction and Discharge. This Indenture and the Notes shall upon request of the Company contained in an Officer’s Certificate cease to be of further effect, and the Trustee, at the expense of the Company, shall execute proper instruments reasonably requested by the Company acknowledging satisfaction and discharge of this Indenture and the Notes, when (a) (i) all Notes theretofore authenticated and delivered (other than Notes which have been destroyed, lost or stolen and which have been replaced, paid or converted as provided in

Section 2.06) have been delivered to the Trustee for cancellation; or (ii) after the Notes have (x) become due and payable, whether on the Maturity Date, on any Fundamental Change Repurchase Date or otherwise and/or (y) been converted (and the related consideration due upon conversion has been determined), the Company has deposited with the Trustee cash and/or has delivered to Holders shares of Common Stock, as applicable, (in the case of Common Stock, solely to satisfy the Company’s Conversion Obligation) sufficient, without consideration of reinvestment, to pay all of the outstanding Notes and all other sums due and payable under this Indenture or the Notes by the Company; and (b) the Company has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture and the Notes have been complied with. Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 7.06 shall survive.

ARTICLE 4

PARTICULAR COVENANTS OF THE COMPANY

Section 4.01 Payment of Principal and Interest. The Company covenants and agrees that it will pay or cause to be paid the principal (including the Fundamental Change Repurchase Price, if applicable) and premium, if any, of the Settlement Amounts owed upon conversion of, and accrued and unpaid interest on, each of the Notes at the places, at the respective times and in the manner provided herein and in the Notes.

Notwithstanding anything to the contrary contained in this Indenture, the Company or Paying Agent may, to the extent it is required to do so by law, deduct or withhold income or other similar taxes imposed by the United States of America from principal, premium or Interest or Defaulted Amounts payments hereunder.

Section 4.02 Maintenance of Office or Agency. The Company will maintain in the contiguous United States an office or agency (which may be an office of the Trustee or an affiliate of the Trustee) where the Notes may be surrendered for registration of transfer or exchange or for presentation for payment or repurchase (“Paying Agent”) or for conversion (“Conversion Agent”) and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be made. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made at the Corporate Trust Office.

The Company may also from time to time designate as co-Note Registrars one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the contiguous United States for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. The terms “Paying Agent” and “Conversion Agent” include any such additional or other offices or agencies, as applicable.

The Company hereby initially designates the Trustee as the Paying Agent, Note Registrar, Custodian and Conversion Agent and the Corporate Trust Office as a place where Notes may be surrendered for registration of transfer or exchange or for presentation for payment or repurchase (if applicable) or for conversion and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be made; provided that no office of the Trustee shall be a place for service of legal process on the Company.

Section 4.03 Appointments to Fill Vacancies in Trustee’s Office. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 7.09, a Trustee, so that there shall at all times be a Trustee hereunder.

Section 4.04 Provisions as to Paying Agent.

(a) If the Company shall appoint a Paying Agent other than the Trustee, the Company will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 4.04:

(i) that it will hold all sums held by it as such agent for the payment of the principal (including the Fundamental Change Repurchase Price, if applicable) of, and accrued and unpaid interest on, the Notes in trust for the benefit of the Holders;

(ii) that it will give the Trustee prompt written notice of any failure by the Company to make any payment of the principal (including the Fundamental Change Repurchase Price, if applicable) and premium, if any of, and accrued and unpaid interest on, the Notes when the same shall be due and payable; and

(iii) that at any time during the continuance of an Event of Default, upon request of the Trustee, it will forthwith pay to the Trustee all sums so held in trust;

provided, that a Paying Agent appointed as contemplated under Section 15.02(f) shall not be required to deliver any such instrument.

The Company shall, on or before each due date of the principal (including the Fundamental Change Repurchase Price, if applicable) of, or accrued and unpaid interest on, the Notes, deposit with the Paying Agent a sum sufficient to pay such principal (including the Fundamental Change Repurchase Price, if applicable) or such accrued and unpaid interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee in writing of any failure to take such action; provided that if such deposit is made on the due date, such deposit must be made in immediately available funds and received by the Paying Agent by 11:00 a.m., New York City time, on such date.

(b) If the Company shall act as its own Paying Agent, it will, on or before each due date of the principal (including the Fundamental Change Repurchase Price, if applicable) of, and accrued and unpaid interest on, the Notes, set aside, segregate and hold in trust for the benefit of the Holders of the Notes a sum sufficient to pay such principal (including the Fundamental Change Repurchase Price, if applicable) and accrued and unpaid interest, if any, so becoming due and will promptly notify the Trustee in writing of any failure to take such action and of any failure by the Company to make any payment of the principal (including the Fundamental Change Repurchase Price, if applicable) of, or accrued and unpaid interest on, the Notes when the same shall become due and payable.

(c) Anything in this Section 4.04 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay, cause to be paid or deliver to the Trustee all sums or amounts held in trust by the Company or any Paying Agent hereunder as required by this Section 4.04, such sums or amounts to be held by the Trustee upon the trusts herein contained and upon such payment or delivery by the Company or any Paying Agent to the Trustee, the Company or such Paying Agent shall be released from all further liability but only with respect to such sums or amounts.

(d) Subject to applicable law, any money deposited with the Trustee, the Conversion Agent or any Paying Agent, or any money and shares of Common Stock then held by the Company, in trust for the payment of the principal (including the Fundamental Change Repurchase Price, if applicable) of, accrued and unpaid interest on and the consideration due upon conversion of any Note and remaining unclaimed for two years after such principal (including the Fundamental Change Repurchase Price, if applicable), interest or consideration due upon conversion has become due and payable shall be paid to the Company on request of the Company contained in an Officer’s Certificate, or (if then held by the Company) shall be discharged from such trust and the Trustee shall have no further liability with respect to such funds; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee, the Conversion Agent or such Paying Agent with respect to such trust money, and all liability of the Company as trustee with respect to such trust money and shares of Common Stock, shall thereupon cease.

Section 4.05 Corporate Existence. Subject to Article 11, the Company shall do or cause to be done, at its own cost and expense, all things necessary to preserve and keep in full force and effect its corporate existence in accordance with the organizational documents (as the same may be amended from time to time) of the Company.

Section 4.06 Rule 144A Information Requirement and Annual Reports. (a) At any time the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company shall, so long as any of the Notes or any shares of Common Stock issuable upon conversion thereof shall, at such time, constitute “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, promptly provide without cost to the Trustee and, upon written request, any Holder, beneficial owner or prospective purchaser of such Notes or any shares of Common Stock issuable upon conversion of such Notes, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

(b) The Company shall deliver to the Trustee, within fifteen (15) days after the same are required to be filed with the Commission, copies of any documents or reports that the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act (giving effect to any grace period, including those provided by Rule 12b-25 under the Exchange Act (or any successor thereto)). Notwithstanding the foregoing, the Company shall in no event be required to deliver to, or otherwise provide or disclose to, the Trustee or any Holder any information for which the Company is requesting (assuming such request has not been denied), or has received, confidential treatment from the Commission, or any correspondence with the Commission. Any such document or report that the Company files with the Commission via the Commission’s EDGAR system (or any successor thereto) shall be deemed to be delivered to the Trustee for purposes of this Section 4.06(b) at the time such documents are filed via the EDGAR system (or such successor); provided that the Trustee shall have no obligation to determine whether such documents or reports have been filed via the EDGAR system.

(c) Delivery of the reports, information and documents described in subsection (b) above to the Trustee is for informational purposes only, and the information and the Trustee’s receipt of such shall not constitute actual or constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to conclusively rely on an Officer’s Certificate).

Section 4.07 [Reserved].

Section 4.08 Compliance Certificate; Statements as to Defaults. The Company shall deliver to the Trustee within one hundred twenty (120) days after the end of each fiscal year of the Company (beginning with the fiscal year ending on December 31, 2021) an Officer’s Certificate stating whether the signers thereof have knowledge of any failure by the Company to comply with all conditions and covenants then required to be performed under this Indenture and, if so, specifying each such failure and the nature thereof.

In addition, the Company shall deliver to the Trustee within thirty (30) days after an Officer of the Company becomes aware of the occurrence of any Event of Default or Default, an Officer’s Certificate setting forth the details of such Event of Default or Default, its status and the action that the Company is taking or proposing to take in respect thereof; provided that the Company is not required to deliver such notice if such Default has been cured.

Section 4.09 Registration Rights. The Company agrees that the Holders from time to time of Registrable Securities are entitled to the benefits of Section 5 of the Subscription Agreement. By its acceptance thereof, the Holder of Registrable Securities will have agreed to be bound by the terms of the applicable Subscription Agreement relating to such Registrable Securities.

Section 4.10 [Reserved].

Section 4.11 [Reserved].

Section 4.12 Further Instruments and Acts. Upon request of the Trustee, Paying Agent or Conversion Agent, the Company will execute and deliver such further instruments and do such further acts, at its sole expense, as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

ARTICLE 5

LISTS OF HOLDERS AND REPORTS BY THE COMPANY AND THE TRUSTEE

Section 5.01 Lists of Holders. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee, semi-annually, not more than ten (10) days after each [    ] and [    ] in each year beginning with [    ], 2021, and at such other times as the Trustee may request in writing, within thirty (30) days after receipt by the Company of any such request (or such lesser time as the Trustee may reasonably request in order to enable it to timely provide any notice to be provided by it hereunder), a list in such form as the Trustee may reasonably require of the names and addresses of the Holders as of a date not more than ten (10) days (or such other date as the Trustee may reasonably request in order to so provide any such notices) prior to the time such information is furnished, except that no such list need be furnished so long as the Trustee is acting as Note Registrar.

Section 5.02 Preservation and Disclosure of Lists. The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders contained in the most recent list furnished to it as provided in Section 5.01 or maintained by the Trustee in its capacity as Note Registrar, if so acting. The Trustee may destroy any list furnished to it as provided in Section 5.01 upon receipt of a new list so furnished.

ARTICLE 6

DEFAULTS AND REMEDIES

Section 6.01 Events of Default. Each of the following events shall be an “Event of Default” with respect to the Notes:

(a) default in any payment of interest on any Note when due and payable, and the default continues for a period of thirty (30) days;

(b) default in the payment of principal or premium, if any, of any Note when due and payable on the Maturity Date, upon any required repurchase, upon declaration of acceleration or otherwise;

(c) failure by the Company to comply with its obligation to convert the Notes in accordance with this Indenture, and such failure continues for three (3) Business Days;

(d) failure by the Company to issue a Fundamental Change Company Notice in accordance with Section 15.02(d) when due, and such failure continues for five (5) Business Days;

(e) failure by the Company to comply with its obligations under Article 11;

(f) failure by the Company for sixty (60) days after receipt by the Company of written notice from the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes then outstanding has been received by the Company to comply with any of its other agreements contained in the Notes or this Indenture;

(g) default by the Company or any Significant Subsidiary of the Company with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed in excess of $35,000,000 (or its foreign currency equivalent) in the aggregate of the Company and/or any such Significant Subsidiary, whether such indebtedness now exists or shall hereafter be created (i) resulting in such indebtedness becoming or being declared due and payable prior to its stated maturity or (ii) constituting a failure to pay the principal of any such indebtedness when due and payable at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise, in each case, after the expiration of any applicable grace period, if such acceleration shall not have been rescinded or annulled or such failure to pay or default shall not have been cured or waived, or such indebtedness shall not have been paid or discharged, as the case may be, within thirty (30) days after written notice to the Company by the Trustee or to the Company and the Trustee by Holders of at least 25% in aggregate principal amount of Notes then outstanding in accordance with this Indenture;

(h) the Company or any Significant Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other similar relief with respect to the Company or any such Significant Subsidiary or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Company or any such Significant Subsidiary or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due; or

(i) an involuntary case or other proceeding shall be commenced against the Company or any Significant Subsidiary seeking liquidation, reorganization or other similar relief with respect to the Company or such Significant Subsidiary or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Company or such Significant Subsidiary or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of sixty (60) consecutive days.

Section 6.02 Acceleration; Rescission and Annulment. If one or more Events of Default shall have occurred and be continuing, then, and in each and every such case (other than an Event of Default specified in Section 6.01(h) or Section 6.01(i) with respect to the Company), unless the principal of all of the Notes shall have already become due and payable, either the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes then outstanding determined in accordance with Section 8.04, by notice in writing to the Company (and to the Trustee if given by Holders), may declare 100% of the principal of, premium, if any, of and accrued and unpaid interest on, all the Notes to be due and payable immediately, and upon any such declaration the same shall become and shall automatically be immediately due and payable. If an Event of Default specified in Section 6.01(h) or Section 6.01(i) with respect to the Company occurs and is continuing, 100% of the principal of, and accrued and unpaid interest, if any, on, all Notes shall become and shall automatically be immediately due and payable.

The immediately preceding paragraph, however, is subject to the conditions that if, at any time after the principal or interest of the Notes shall have been so declared due and payable, and before any judgment or decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay installments of accrued and unpaid interest upon all Notes and the principal of any and all Notes that shall have become due otherwise than by acceleration (with interest on overdue installments of accrued and unpaid interest to the extent that payment of such interest is enforceable under applicable law, and on such principal at the rate borne by the Notes at such time) and amounts due to the Trustee pursuant to Section 7.06, and if (1) rescission would not conflict with any judgment or decree of a court of competent jurisdiction and (2) any and all existing Events of Default under this Indenture, other than the uncured nonpayment of the principal of and accrued and unpaid interest, if any, on Notes that shall have become due solely by such acceleration, shall have been cured or waived pursuant to Section 6.09, then and in every such case (except as provided in the immediately succeeding sentence) the Holders of a majority in aggregate principal amount of the Notes then outstanding, by written notice to the Company and to the Trustee, may waive all Defaults or Events of Default with respect to the Notes and rescind and annul such declaration and its consequences and such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent Default or Event of Default, or shall impair any right consequent thereon. Notwithstanding anything to the contrary herein, no such waiver or rescission and annulment shall extend to or shall affect any Default or Event of Default resulting from (i) the nonpayment of the principal (including the Fundamental Change Repurchase Price, if applicable) of, or accrued and unpaid interest on, any Notes, (ii) a failure to repurchase any Notes when required or (iii) a failure to pay and/or deliver, as the case may be, the consideration due upon conversion of the Notes.

Section 6.03 Additional Interest. Notwithstanding anything in this Indenture or in the Notes to the contrary, to the extent the Company elects, the sole remedy for an Event of Default relating to the Company’s failure to comply with its obligations as set forth in Section 4.06(b) shall after the occurrence of such an Event of Default consist exclusively of the right to receive Additional Interest on the Notes at a rate equal to 2.00% per annum of the principal amount of the Notes outstanding for each day during the period beginning on, and including, the date on which such Event of Default first occurs and ending on the earlier of (x) the date on which such Event of Default is cured or validly waived in accordance with this Article 6 and (y) the three hundred sixtieth (360th) day immediately following, and including, the date on which such Event of Default first occurs. If the Company so elects, such Additional Interest shall be payable in the same manner and on the same dates as the stated interest payable on the Notes and shall accrue on all outstanding Notes from, and including, the date on which the Event of Default relating to the Company’s failure to comply with its obligations as set forth in Section 4.06(b) first occurs to, and including, the three hundred sixtieth (360th) day thereafter (or such earlier date on which such Event of Default is cured or validly waived in accordance with this Article 6). On the three hundred sixty-first (361st) day after such Event of Default (if the Event of Default relating to the Company’s failure to comply with its obligations as set forth in Section 4.06(b) is not cured or validly waived in accordance with this Article 6 prior to such three hundred sixty-first (361st) day), such Additional Interest shall cease to accrue and the Notes shall be immediately subject to acceleration as provided in Section 6.02. The provisions of this paragraph will not affect the rights of Holders in the event of the occurrence of any Event of Default other than the Company’s failure to comply with its obligations as set forth in Section 4.06(b). In the event the Company does not elect to pay Additional Interest following an Event of Default in accordance with this Section 6.03 or the Company has elected to make such payment but does not pay the Additional Interest when due, the Notes shall be immediately subject to acceleration as provided in Section 6.02.

In order to elect to pay Additional Interest as the sole remedy during the first three hundred sixty (360) days after the occurrence of any Event of Default described in the immediately preceding paragraph, the Company must notify all Holders of the Notes, the Trustee and the Paying Agent in an Officer’s Certificate of such election on or before the open of business on the Business Day immediately succeeding the date on which such Event of Default first occurs. Upon the failure to timely give such notice, the Notes shall be immediately subject to acceleration as provided in Section 6.02. The Officer’s Certificate under this Section 6.03 shall state (i) the amount of such Additional Interest that is payable and (ii) the date on which such Additional Interest is payable. Unless and until a Responsible Officer of the Trustee receives at the Corporate Trust Office such Officer’s Certificate, the Trustee may assume without inquiry that no such Additional Interest is payable.

Section 6.04 Payments of Notes on Default; Suit Therefor. If an Event of Default described in clause (a) or (b) of Section 6.01 shall have occurred and be continuing, the Company shall, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of the Notes, the whole amount then due and payable on the Notes for principal and interest, if any, with interest on any overdue principal and interest, if any, at the rate borne by the Notes at such time, and, in addition thereto, such further amount as shall be sufficient to cover any amounts due to the Trustee under Section 7.06. If the Company shall fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Notes, wherever situated.

In the event there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Notes under Title 11 of the United States Code, or any other applicable law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Company or such other obligor, the property of the Company or such other obligor, or in the event of any other judicial proceedings relative to the Company or such other obligor, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 6.04, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal and accrued and unpaid interest, if any, in respect of the Notes, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents and to take such other actions as it may deem necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceedings relative to the Company or any other obligor on the Notes, its or their creditors, or its or their property, and to collect and receive any monies or other property payable or deliverable on any such claims, and to distribute the same after the deduction of any amounts due to the Trustee under Section 7.06; and any receiver, assignee or trustee in bankruptcy or reorganization, liquidator, custodian or similar official is hereby authorized by each of the Holders to make such payments to the Trustee, as administrative expenses, and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for reasonable compensation, expenses, advances and disbursements, including agents and counsel fees, and including any other amounts due to the Trustee under Section 7.06, incurred by it up to the date of such distribution. To the extent that such payment of reasonable compensation, expenses, advances and disbursements out of the estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, monies, securities and other property that the Holders of the Notes may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise.

Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting such Holder or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Notes.

In any proceedings brought by the Trustee (and in any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Holders of the Notes parties to any such proceedings.

In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of any waiver pursuant to Section 6.09 or any rescission and annulment pursuant to Section 6.02 or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Holders and the Trustee shall, subject to any determination in such proceeding, be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the Holders and the Trustee shall continue as though no such proceeding had been instituted.

Section 6.05 Application of Monies Collected by Trustee. Any monies collected by the Trustee pursuant to this Article 6 with respect to the Notes shall be applied in the following order, at the date or dates fixed by the

Trustee for the distribution of such monies, upon presentation of the several Notes, and stamping thereon the payment, if only partially paid, and upon surrender thereof, if fully paid:

First, to the payment of all amounts due the Trustee, including its agents and counsel, under Section 7.06;

Second, in case the principal of the outstanding Notes shall not have become due and be unpaid, to the payment of any interest on, and any cash due upon conversion of, the Notes in default in the order of the date due of the payments of such interest and cash due upon conversion, as the case may be, with interest (to the extent that such interest has been collected by the Trustee) payable upon such overdue payments at the rate borne by the Notes at such time, such payments to be made ratably to the Holders based on the aggregate principal amount of Notes held thereby;

Third, in case the principal of the outstanding Notes shall have become due, by declaration or otherwise, and be unpaid to the payment of the whole amount (including, if applicable, the payment of the Fundamental Change Repurchase Price and any cash due upon conversion) then owing and unpaid upon the Notes for principal and interest, if any, with interest on the overdue principal and, to the extent that such interest has been collected by the Trustee, upon overdue installments of interest at the rate borne by the Notes at such time, and in case such monies shall be insufficient to pay in full the whole amounts so due and unpaid upon the Notes, then to the payment of such principal (including, if applicable, the Fundamental Change Repurchase Price and any cash due upon conversion) and interest without preference or priority of principal over interest, or of interest over principal or of any installment of interest over any other installment of interest, or of any Note over any other Note, ratably to the aggregate of such principal (including, if applicable, the Fundamental Change Repurchase Price and any cash due upon conversion) and accrued and unpaid interest; and

Fourth, to the payment of the remainder, if any, to the Company.

Section 6.06 Proceedings by Holders. Except to enforce (x) the right to receive payment of principal (including, if applicable, the Fundamental Change Repurchase Price), premium or interest when due, or (y) the right to receive payment or delivery of the consideration due upon conversion and/or the conversion mechanics, no Holder of any Note shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture, or for the appointment of a receiver, trustee, liquidator, custodian or other similar official, or for any other remedy hereunder, unless:

(a) such Holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof, as herein provided;

(b) Holders of at least 25% in aggregate principal amount of the Notes then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder;

(c) such Holders shall have offered, and, if requested, provided, to the Trustee such security or indemnity reasonably satisfactory to the Trustee against any loss, liability or expense to be incurred therein or thereby;

(d) the Trustee for sixty (60) days after its receipt of such notice, request and offer of such security or indemnity, shall have neglected or refused to institute any such action, suit or proceeding; and

(e) no direction that, in the opinion of the Trustee, is inconsistent with such written request shall have been given to the Trustee by the Holders of a majority of the aggregate principal amount of the Notes then outstanding within such sixty (60) day period pursuant to Section 6.09, it being understood and intended, and being expressly covenanted by the taker and Holder of every Note with every other taker and Holder and the Trustee that no one or more Holders shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder (it being understood that the Trustee does not have an affirmative duty to ascertain whether or not such actions or forbearances are prejudicial to any other Holder), or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders (except as otherwise provided herein). For the protection and enforcement of this Section 6.06, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Notwithstanding any other provision of this Indenture and any provision of any Note, each Holder shall have the contractual right to receive payment or delivery, as the case may be, of (x) the principal (including the Fundamental Change Repurchase Price, if applicable) of, (y) accrued and unpaid interest, if any, on, and (z) the consideration due upon conversion of, such Note, on or after the respective due dates expressed or provided for in such Note or in this Indenture, and the contractual right to institute suit for the enforcement of any such payment or delivery, as the case may be, on or after such respective dates, shall not be amended without the consent of each Holder.

Section 6.07 Proceedings by Trustee. In case of an Event of Default, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as are necessary to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

Section 6.08 Remedies Cumulative and Continuing. Except as provided in the last paragraph of Section 2.06, all powers and remedies given by this Article 6 to the Trustee or to the Holders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the Holders of the Notes, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any Holder of any of the Notes to exercise any right or power accruing upon any Default or Event of Default shall impair any such right or power, or shall be construed to be a waiver of any such Default or Event of Default or any acquiescence therein; and, subject to the provisions of Section 6.06, every power and remedy given by this Article 6 or by law to the Trustee or to the Holders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders. The Trustee may maintain a proceeding even if it does not possess any Notes or does not produce any Notes in the proceeding.

Section 6.09 Direction of Proceedings and Waiver of Defaults by Majority of Holders. The Holders of a majority of the aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 8.04 shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Notes; provided, however, that (a) such direction shall not be in conflict with any rule of law or with this Indenture, and (b) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction. The Trustee may refuse to follow any direction that it determines is unduly prejudicial to the rights of any other Holder or that would involve the Trustee in personal liability or for which it has not received indemnity or security satisfactory to the Trustee against loss, liability or expense (it being understood that the Trustee does not have an affirmative duty to determine whether any direction is prejudicial to any Holder). The Holders of a majority in aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 8.04 may on behalf of the Holders of all of the Notes (x) waive any past Default or Event of Default hereunder and its consequences except any continuing defaults relating to (i) a default in the payment of the principal (including any Fundamental Change Repurchase Price) of, the Notes when due that has not been cured pursuant to the provisions of Section 6.01, (ii) a failure by the Company to pay or deliver, as the case may be, the consideration due upon conversion of the Notes or (iii) a default in respect of a covenant or provision hereof which under Article 10 cannot be modified or amended without the consent of each Holder of an outstanding Note affected; and (y) rescind any resulting acceleration of the Notes and its consequences if (i) such rescission would not conflict with any judgment or decree of a court of competent jurisdiction and (ii) all existing Events of Default (other than nonpayment of the principal of, and interest on, the Notes that have become due solely by such acceleration) have been cured or waived. Upon any such waiver the Company, the Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon. Whenever any Default or Event of Default hereunder shall have been waived as permitted by this Section 6.09, said Default or Event of Default shall for all purposes of the Notes and this Indenture be deemed to have been cured and to be not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

Section 6.10 Notice of Defaults. The Trustee shall, after the occurrence and continuance of a Default of which a Responsible Officer has actual knowledge, deliver to all Holders notice of such Default within ninety (90) days after such Responsible Officer obtains such knowledge, unless such Defaults shall have been cured or waived before the giving of such notice; provided that, except in the case of a Default in the payment of the principal of (including the Fundamental Change Repurchase Price, if applicable), or accrued and unpaid interest on, any of the Notes or a Default in the payment or delivery of the consideration due upon conversion, the Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders.

Section 6.11 Undertaking to Pay Costs. All parties to this Indenture agree, and each Holder of any Note by its acceptance thereof shall be deemed to have agreed, that any court may, in its discretion, require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section 6.11 (to the extent permitted by law) shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Notes at the time outstanding determined in accordance with Section 8.04, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or accrued and unpaid interest, if any, on any Note (including, but not limited to, the Fundamental Change Repurchase Price, if applicable) on or after the due date expressed or provided for in such Note or to any suit for the enforcement of the right to convert any Note, or receive the consideration due upon conversion, in accordance with the provisions of Article 14.

ARTICLE 7

CONCERNING THE TRUSTEE

Section 7.01 Duties and Responsibilities of Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default that may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs; provided that the Trustee will be under no obligation to exercise any of the rights or powers under this Indenture at the request or direction of any of the Holders unless such Holders have offered, and if requested, provided to the Trustee indemnity or security satisfactory to the Trustee against any loss, liability or expense that might be incurred by it in compliance with such request or direction.

No provision of this Indenture shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misconduct, except that:

(a) prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default that may have occurred:

(i) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

(ii) in the absence of gross negligence or willful misconduct on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions that by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of any mathematical calculations or other facts stated therein);

(b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

(c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority of the aggregate principal amount of the Notes at the time outstanding determined as provided in Section 8.04 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture;

(d) whether or not therein provided, every provision of this Indenture relating to the conduct or affecting the liability of, or affording protection to, the Trustee shall be subject to the provisions of this Section;

(e) the Trustee shall not be liable in respect of any payment (as to the correctness of amount, entitlement to receive or any other matters relating to payment) or notice effected by the Company or any Paying Agent or any records maintained by any co-Note Registrar with respect to the Notes;

(f) if any party fails to deliver a notice relating to an event the fact of which, pursuant to this Indenture, requires notice to be sent to the Trustee, the Trustee may conclusively rely on its failure to receive such notice as reason to act as if no such event occurred;

(g) in the absence of written investment direction from the Company, all cash received by the Trustee shall be placed in a non-interest bearing trust account, and in no event shall the Trustee be liable for the selection of investments or for investment losses incurred thereon or for losses incurred as a result of the liquidation of any such investment prior to its maturity date or the failure of the party directing such investments prior to its maturity date or the failure of the party directing such investment to provide timely written investment direction, and the Trustee shall have no obligation to invest or reinvest any amounts held hereunder in the absence of such written investment direction from the Company; and

(h) in the event that the Trustee is also acting as Custodian, Note Registrar, Paying Agent, Conversion Agent or transfer agent hereunder, the rights and protections afforded to the Trustee pursuant to this Article 7 shall also be afforded to such Custodian, Note Registrar, Paying Agent, Conversion Agent or transfer agent.

None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers.

Section 7.02 Reliance on Documents, Opinions, Etc. Except as otherwise provided in Section 7.01:

(a) The Trustee may conclusively rely and shall be fully protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, judgment, order, bond, note, coupon or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties.

(b) Any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officer’s Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any Board Resolution may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company. Before the Trustee acts or refrains from acting, it may require an Officer’s Certificate or an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officer’s Certificate or Opinion of Counsel.

(c) The Trustee may consult with counsel and require an Opinion of Counsel and any advice of such counsel or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in reliance on such advice or Opinion of Counsel.

(d) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, judgment, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine in its reasonable judgment to make such further inquiry or investigation, it shall be entitled, at a reasonable time on any Business Day after reasonable notice, to examine the books, records and premises of the Company, personally or by agent or attorney at the expense of the Company and shall incur no liability of any kind by reason of such inquiry or investigation.

(e) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent, custodian, nominee or attorney appointed by it with due care hereunder, and the permissive rights of the Trustee enumerated herein shall not be construed as duties.

(f) The Trustee shall not be required to give any bond or surety in respect of the execution of the trusts and powers under this Indenture.

(g) The Trustee may request that the Company deliver an Officer’s Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officer’s Certificate may be signed by any Person authorized to sign an Officer’s Certificate, including any Person specified as so authorized in any such certificate previously delivered and not superseded.

(h) The Trustee shall not be deemed to have notice of any Default or Event of Default (except in the case of a Default or Event of Default in payment of scheduled principal of, premium, if any, or interest on, any Note) unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a Default or Event of Default (and stating the occurrence of a Default or Event of Default) is actually received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Notes and this Indenture and states that it is a “Notice of Default”.

(i) The Trustee shall not be responsible or liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized or within its rights or powers.

(j) The Trustee shall not be responsible or liable for any action taken or omitted by it in good faith at the direction of the holders of not less than a majority in principal amount of the Notes as to the time, method and place of conducting any proceedings for any remedy available to the Trustee or the exercising of any power conferred by this Indenture.

(k) Neither the Trustee nor any of its directors, officers, employees, agents or affiliates shall be responsible for nor have any duty to monitor the performance or any action of the Company, or any of their respective directors, members, officers, agents, affiliates or employee, nor shall it have any liability in connection with the malfeasance or nonfeasance by such party. The Trustee shall not be responsible for any inaccuracy in the information obtained from the Company or for any inaccuracy or omission in the records which may result from such information or any failure by the Trustee to perform its duties as set forth herein as a result of any inaccuracy or incompleteness.

(l) In no event shall the Trustee be responsible or liable for punitive, special, indirect, incidental or any consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action other than any such loss or damage caused by the Trustee’s willful misconduct or gross negligence as determined by a final order of a court of competent jurisdiction. The Trustee shall not be charged with knowledge of any Default or Event of Default with respect to the Notes, unless either (1) a Responsible Officer shall have actual knowledge of such Default or Event of Default or (2) written notice of such Default or Event of Default shall have been actually received by the Trustee at the Corporate Trust Office of the Trustee, from the Company or any Holder of the Notes, and such notice references the Notes and this Indenture and states that is a “Notice of Default.”

(m) Neither the Trustee nor any agent shall have any responsibility or liability for any actions taken or not taken by the Depositary.

Section 7.03 No Responsibility for Recitals, Etc. The recitals contained herein and in the Notes (except in the Trustee’s certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes or other transaction documents relating to the Notes and this Indenture. The Trustee shall not be accountable for the use or application by the Company of any Notes or the proceeds of any Notes authenticated and delivered by the Trustee in conformity with the provisions of this Indenture or any money paid to the Company or upon the Company’s direction under any provision of this Indenture.

Section 7.04 Trustee, Paying Agents, Conversion Agents or Note Registrar May Own Notes. The Trustee, any Paying Agent, any Conversion Agent or Note Registrar (in each case, if other than an Affiliate of the Company), in its individual or any other capacity, may become the owner or pledgee of Notes with the same rights it would have if it were not the Trustee, Paying Agent, Conversion Agent or Note Registrar.

Section 7.05 Monies and Shares of Common Stock to Be Held in Trust. All monies and shares of Common Stock received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received. Money and shares of Common Stock held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as may be agreed from time to time by the Company and the Trustee.

Section 7.06 Compensation and Expenses of Trustee. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, compensation for all services rendered by it hereunder in any capacity (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) as mutually agreed to in writing between the Trustee and the Company, and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture in any capacity hereunder (including the compensation and the reasonable expenses and disbursements of its agents and counsel and of all Persons not regularly in its employ) except any such expense, disbursement or advance as shall have been caused by its gross negligence or willful misconduct as determined by a final order of a court of competent jurisdiction. The Company also covenants to indemnify the Trustee in any capacity under this

Indenture and any other document or transaction entered into in connection herewith and its agents and any authenticating agent for, and to hold them harmless against, any loss, claim, damage, liability or expense (including attorneys’ fees) incurred without gross negligence or willful misconduct on the part of the Trustee, its officers, directors, agents or employees, or such agent or authenticating agent, as the case may be, as determined by a final order of a court of competent jurisdiction, and arising out of or in connection with the acceptance or administration of this Indenture or in any other capacity hereunder (whether such claims arise by or against the Company or a third person), including the reasonable costs and expenses of defending themselves against any claim of liability in the premises or enforcing the Company’s obligations hereunder. The obligations of the Company under this Section 7.06 to compensate or indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall be secured by a senior lien to which the Notes are hereby made subordinate on all money or property held or collected by the Trustee, except, subject to the effect of Section 6.05, funds held in trust herewith for the benefit of the Holders of particular Notes. The Trustee’s right to receive payment of any amounts due under this Section 7.06 shall not be subordinate to any other liability or indebtedness of the Company. The obligation of the Company under this Section 7.06 shall survive the satisfaction and discharge of this Indenture, the payment or conversion of the Notes and the earlier resignation or removal of the Trustee. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld. The indemnification provided in this Section 7.06 shall extend to the officers, directors, agents and employees of the Trustee.

Without prejudice to any other rights available to the Trustee under applicable law, when the Trustee and its agents and any authenticating agent incur expenses or render services after an Event of Default specified in Section 6.01(h) or Section 6.01(i) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any bankruptcy, insolvency or similar laws.

Section 7.07 Officer’s Certificate as Evidence. Except as otherwise provided in Section 7.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of gross negligence or willful misconduct on the part of the Trustee, be deemed to be conclusively proved and established by an Officer’s Certificate delivered to the Trustee, and such Officer’s Certificate, in the absence of gross negligence or willful misconduct on the part of the Trustee, shall be full warrant to the Trustee for any action taken or omitted by it under the provisions of this Indenture upon the faith thereof.

Section 7.08 Eligibility of Trustee. There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act (as if the Trust Indenture Act were applicable hereto) to act as such and has a combined capital and surplus of at least $50,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 7.09 Resignation or Removal of Trustee. (a) The Trustee may at any time resign by giving written notice of such resignation to the Company. Upon receiving such notice of resignation, the Company shall promptly notify all Holders and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within sixty (60) days after the giving of such notice of resignation to the Company, the resigning Trustee may, upon ten Business Days’ notice to the Company and the Holders and at the expense of the Company, petition any court of competent jurisdiction for the appointment of a successor trustee, or any Holder who has been a bona fide holder of a Note or Notes for at least six months (or since the date of this Indenture) may, subject to the provisions of Section 6.11, on behalf of himself or herself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

(a) In case at any time any of the following shall occur:

(i) the Trustee shall cease to be eligible in accordance with the provisions of Section 7.08 and shall fail to resign after written request therefor by the Company or by any such Holder, or

(ii) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in either case, the Company may by a Board Resolution remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 6.11, any Holder who has been a bona fide holder of a Note or Notes for at least six months (or since the date of this Indenture) may, on behalf of himself or herself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

(b) The Holders of a majority in aggregate principal amount of the Notes at the time outstanding, as determined in accordance with Section 8.04, may at any time remove the Trustee and nominate a successor trustee that shall be deemed appointed as successor trustee unless within ten (10) days after notice to the Company of such nomination the Company objects thereto, in which case the Trustee so removed or any Holder, upon the terms and conditions and otherwise as in Section 7.09(a) provided, may petition any court of competent jurisdiction for an appointment of a successor trustee.

(c) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 7.09 shall become effective upon acceptance of appointment by the successor trustee as provided in Section  7.10.

Section 7.10 Acceptance by Successor Trustee. Any successor trustee appointed as provided in Section 7.09 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 7.06, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a senior lien to which the Notes are hereby made subordinate on all money or property held or collected by such trustee as such, except for funds held in trust for the benefit of Holders of particular Notes, to secure any amounts then due it pursuant to the provisions of Section 7.06.

No successor trustee shall accept appointment as provided in this Section 7.10 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 7.08.

Upon acceptance of appointment by a successor trustee as provided in this Section 7.10, each of the Company and the successor trustee, at the written direction and at the expense of the Company shall deliver or cause to be delivered notice of the succession of such trustee hereunder to the Holders. If the Company fails to deliver such notice within ten (10) days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be delivered at the expense of the Company.

Section 7.11 Succession by Merger, Etc. Any corporation or other entity into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or other entity succeeding to all or substantially all of the corporate trust business of the Trustee (including the administration of this Indenture), shall be the successor to the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that in the case of any corporation or other entity succeeding to all or substantially all of the corporate trust business of the Trustee such corporation or other entity shall be eligible under the provisions of Section 7.08.

In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture, any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee or authenticating agent appointed by such predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee or an authenticating agent appointed by such successor trustee may authenticate such Notes either in the name of any predecessor trustee hereunder or in the name of the successor trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor trustee or to authenticate Notes in the name of any predecessor trustee shall apply only to its successor or successors by merger, conversion or consolidation.

Section 7.12 Trustee’s Application for Instructions from the Company. Any application by the Trustee for written instructions from the Company (other than with regard to any action proposed to be taken or omitted to be taken by the Trustee that affects the rights of the Holders of the Notes under this Indenture) may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. The Trustee shall not be liable to the Company for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than three (3) Business Days after the date any officer that the Company has indicated to the Trustee should receive such application actually receives such application, unless any such officer shall have consented in writing to any earlier date), unless, prior to taking any such action (or the effective date in the case of any omission), the Trustee shall have received written instructions in accordance with this Indenture in response to such application specifying the action to be taken or omitted.

ARTICLE 8

CONCERNING THE HOLDERS

Section 8.01 Action by Holders. Whenever in this Indenture it is provided that the Holders of a specified percentage of the aggregate principal amount of the Notes may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action, the Holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Holders in person or by agent or proxy appointed in writing, or (b) by the record of the Holders voting in favor thereof at any meeting of Holders duly called and held in accordance with the provisions of Article 9, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Holders. Whenever the Company or the Trustee solicits the taking of any action by the Holders of the Notes, the Company or the Trustee, as applicable, may, but shall not be required to, fix in advance of such solicitation, a date as the record date for determining Holders entitled to take such action. The record date if one is selected shall be not more than fifteen (15) days prior to the date of commencement of solicitation of such action.

Section 8.02 Proof of Execution by Holders. Subject to the provisions of Section 7.01, Section 7.02 and Section 9.05, proof of the execution of any instrument by a Holder or its agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Notes shall be proved by the Note Register or by a certificate of the Note Registrar. The record of any Holders’ meeting shall be proved in the manner provided in Section 9.06.

Section 8.03 Who Are Deemed Absolute Owners. The Company, the Trustee, any authenticating agent, any Paying Agent, any Conversion Agent and any Note Registrar may deem the Person in whose name a Note shall be registered upon the Note Register to be, and may treat it as, the absolute owner of such Note (whether or not such Note shall be overdue and notwithstanding any notation of ownership or other writing thereon made by any Person other than the Company or any Note Registrar) for the purpose of receiving payment of or on account of the principal (including any Fundamental Change Repurchase Price) of and (subject to Section 2.03) accrued and unpaid interest on such Note, for conversion of such Note and for all other purposes; and neither the Company nor the Trustee nor any Paying Agent nor any Conversion Agent nor any Note Registrar shall be affected by any notice to the contrary. The sole registered holder of a Global Note shall be the Depositary or its nominee. All such payments or deliveries so made to any Holder for the time being, or upon its order, shall be valid, and, to the extent of the sums or shares of Common Stock so paid or delivered, effectual to satisfy and discharge the liability for monies payable or shares deliverable upon any such Note. Notwithstanding anything to the contrary in this Indenture or the Notes following an Event of Default, any holder of a beneficial interest in a Global Note may directly enforce against the Company, without the consent, solicitation, proxy, authorization or any other action of the Depositary or any other Person, such holder’s right to exchange such beneficial interest for a Note in certificated form in accordance with the provisions of this Indenture.

Section 8.04 Company-Owned Notes Disregarded. In determining whether the Holders of the requisite aggregate principal amount of Notes have concurred in any direction, consent, waiver or other action under this Indenture, Notes that are owned by the Company, by any Subsidiary thereof or by any Affiliate of the Company or any Subsidiary thereof shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent, waiver or other action only Notes that a Responsible Officer actually knows are so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as outstanding for the purposes of this Section 8.04 if the pledgee shall establish to the satisfaction of the Trustee the pledgee’s right to so act with respect to such Notes and that the pledgee is not the Company, a Subsidiary thereof or an Affiliate of the Company or a Subsidiary thereof. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officer’s Certificate listing and identifying all Notes, if any, known by the Company to be owned or held by or for the account of any of the above described Persons; and, subject to Section 7.01, the Trustee shall be entitled to accept such Officer’s Certificate as conclusive evidence of the facts therein set forth and of the fact that all Notes not listed therein are outstanding for the purpose of any such determination.

Section 8.05 Revocation of Consents; Future Holders Bound. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.01, of the taking of any action by the Holders of the percentage of the aggregate principal amount of the Notes specified in this Indenture in connection with such action, any Holder of a Note that is shown by the evidence to be included in the Notes the Holders of which have consented to such action may, by filing written notice with the Trustee at its Corporate Trust Office and upon proof of holding as provided in Section 8.02, revoke such action so far as concerns such Note. Except as aforesaid, any such action taken by the Holder of any Note shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Note and of any Notes issued in exchange or substitution therefor or upon registration of transfer thereof, irrespective of whether any notation in regard thereto is made upon such Note or any Note issued in exchange or substitution therefor or upon registration of transfer thereof.

ARTICLE 9

HOLDERS’ MEETINGS

Section 9.01 Purpose of Meetings. A meeting of Holders may be called at any time and from time to time pursuant to the provisions of this Article 9 for any of the following purposes:

(a) to give any notice to the Company or to the Trustee or to give any directions to the Trustee permitted under this Indenture, or to consent to the waiving of any Default or Event of Default hereunder (in each case, as permitted under this Indenture) and its consequences, or to take any other action authorized to be taken by Holders pursuant to any of the provisions of Article 6;

(b) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article 7;

(c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 10.02; or

(d) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Notes under any other provision of this Indenture or under applicable law.

Section 9.02 Call of Meetings by Trustee. The Trustee may at any time call a meeting of Holders to take any action specified in Section 9.01, to be held at such time and at such place as the Trustee shall determine. Notice of every meeting of the Holders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting and the establishment of any record date pursuant to Section 8.01, shall be delivered to Holders of such Notes. Such notice shall also be delivered to the Company. Such notices shall be delivered not less than twenty (20) nor more than ninety (90) days prior to the date fixed for the meeting.

Any meeting of Holders shall be valid without notice if the Holders of all Notes then outstanding are present in person or by proxy or if notice is waived before or after the meeting by the Holders of all Notes then outstanding, and if the Company and the Trustee are either present by duly authorized representatives or have, before or after the meeting, waived notice.

Section 9.03 Call of Meetings by Company or Holders. In case at any time the Company or the Holders of at least twenty-five (25%) of the aggregate principal amount of the Notes then outstanding, shall have requested the Trustee to call a meeting of Holders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have delivered the notice of such meeting promptly and in any event within twenty (20) days after receipt of such request, then the Company or such Holders may determine the time and the place for such meeting and may call such meeting to take any action authorized in Section 9.01, by delivering notice thereof as provided in Section 9.02.

Section 9.04 Qualifications for Voting. To be entitled to vote at any meeting of Holders a Person shall (a) be a Holder of one or more Notes on the record date pertaining to such meeting or (b) be a Person appointed by an instrument in writing as proxy by a Holder of one or more Notes on the record date pertaining to such meeting. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

Section 9.05 Regulations. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders, in regard to proof of the holding of Notes and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders as provided in Section 9.03, in which case the

Company or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority in aggregate principal amount of the Notes represented at the meeting and entitled to vote at the meeting.

Subject to the provisions of Section 8.04, at any meeting of Holders each Holder or proxyholder shall be entitled to one vote for each $1,000 principal amount of Notes held or represented by him or her; provided, however, that no vote shall be cast or counted at any meeting in respect of any Note challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Notes held by it or instruments in writing as aforesaid duly designating it as the proxy to vote on behalf of other Holders. Any meeting of Holders duly called pursuant to the provisions of Section 9.02 or Section 9.03 may be adjourned from time to time by the Holders of a majority of the aggregate principal amount of Notes represented at the meeting, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

Section 9.06 Voting. The vote upon any resolution submitted to any meeting of Holders shall be by written ballot on which shall be subscribed the signatures of the Holders or of their representatives by proxy and the outstanding aggregate principal amount of the Notes held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was delivered as provided in Section 9.02. The record shall show the aggregate principal amount of the Notes voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

Any record so signed and verified shall be conclusive evidence of the matters therein stated.

Section 9.07 No Delay of Rights by Meeting. Nothing contained in this Article 9 shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Holders under any of the provisions of this Indenture or of the Notes. Nothing contained in this Article 9 shall be deemed or construed to limit any Holder’s actions pursuant to the applicable procedures of the Depositary so long as the Notes are Global Notes.

ARTICLE 10

SUPPLEMENTAL INDENTURES

Section 10.01 Supplemental Indentures Without Consent of Holders. Without the consent of any Holder, the Company, when authorized by the resolutions of the Board of Directors and the Trustee, at the Company’s sole expense, may from time to time and at any time amend or supplement this Indenture or the Notes in writing for one or more of the following purposes:

(a) to cure any ambiguity, omission, defect or inconsistency;

(b) to provide for the assumption by a Successor Company of the obligations of the Company under this Indenture pursuant to Article 11;

(c) to add guarantees with respect to the Notes;

(d) to secure the Notes;

(e) to add to the covenants or Events of Default of the Company for the benefit of the Holders or surrender any right or power conferred upon the Company;

(f) to make any change that, as determined by the Board of Directors in good faith, does not adversely affect the rights of any Holder;

(g) in connection with any Share Exchange Event, to provide that the notes are convertible into Reference Property, subject to the provisions of Section 14.02, and make such related changes to the terms of the Notes to the extent expressly required by Section 14.07;

(h) comply with any requirement of the Commission in connection with the qualification of this Indenture under the Trust Indenture Act to the extent this Indenture is qualified thereunder;

(i) [reserved];

(j) provide for the appointment of a successor Trustee, Note Registrar, Paying Agent or Conversion Agent;

(k) comply with the rules of any applicable securities depositary in a manner that does not adversely affect the rights of any Holder;

(l) [reserved];

(m) increase the Conversion Rate as provided in this Indenture; or

(n) to make any change to comply with rules of the Depositary, so long as such change does not adversely affect the rights of any Holder, as certified in good faith by the Company in an Officer’s Certificate.

Upon the written request of the Company and subject to Section 10.05, the Trustee is hereby authorized to, and shall, join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to, but may in its discretion, enter into any supplemental indenture that affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.

Any supplemental indenture authorized by the provisions of this Section 10.01 may be executed by the Company and the Trustee without the consent of the Holders of any of the Notes at the time outstanding, notwithstanding any of the provisions of Section 10.02.

Section 10.02 Supplemental Indentures with Consent of Holders. With the consent (evidenced as provided in Article 8) of the Holders of at least a majority of the aggregate principal amount of the Notes then outstanding (determined in accordance with Article 8 and including, without limitation, consents obtained in connection with a repurchase of, or tender or exchange offer for, Notes), the Company, when authorized by the resolutions of the Board of Directors and the Trustee, at the Company’s sole expense, may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture, any supplemental indenture or the Notes or of modifying in any manner the rights of the Holders;

provided, however, that, without the consent of each Holder of an outstanding Note affected, no such supplemental indenture shall:

(a) reduce the principal amount of Notes whose Holders must consent to an amendment;

(b) reduce the rate of or extend the stated time for payment of interest, including any default interest, on any Note;

(c) reduce the principal amount of any Notes, reduce the premium payable upon the conversion of the Notes, or extend the Maturity Date of any Note;

(d) make any change that adversely affects the conversion rights of any Notes other than as expressly permitted or required by this Indenture;

(e) reduce the Fundamental Change Repurchase Price of any Note or amend or modify in any manner adverse to the Holders the Company’s obligation to make such payments, whether through an amendment or waiver of provisions in the covenants, definitions or otherwise;

(f) make any Note payable in a currency, in a form, or at a place of payment, other than that stated in the Note;

(g) change the ranking or priority of the Notes;

(h) impair the right of any Holder to institute suit for the enforcement right to receive payment or delivery, as the case may be, of the principal (including the Fundamental Change Repurchase Price, if applicable) of, accrued and unpaid interest, if any, on, and the consideration due upon conversion of, its Notes, on or after the respective due dates expressed or provided for in the Notes or this Indenture;

(i) make any change in this Article 10 that requires each Holder’s consent or in the waiver provisions in Section 6.02 or Section 6.09; or

(j) provide for the issuance of additional Notes except as permitted herein.

Upon the written request of the Company, and upon the delivery to the Trustee of evidence of the consent of Holders as aforesaid and subject to Section 10.05, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

Holders do not need under this Section 10.02 to approve the particular form of any proposed supplemental indenture. It shall be sufficient if such Holders approve the substance thereof. After any such supplemental indenture becomes effective, the Company shall deliver to the Holders a notice briefly describing such supplemental indenture. However, the failure to give such notice to all the Holders, or any defect in the notice, will not impair or affect the validity of the supplemental indenture.

Section 10.03 Effect of Supplemental Indentures. Upon the execution of any supplemental indenture pursuant to the provisions of this Article 10, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Holders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

Section 10.04 Notation on Notes. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article 10 may, at the Company’s expense, bear a notation as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may, at the Company’s expense, be prepared and executed by the Company, authenticated, upon receipt of a Company Order, by the Trustee (or an authenticating agent duly appointed by the Trustee pursuant to Section 17.10) and delivered in exchange for the Notes then outstanding, upon surrender of such Notes then outstanding.

Section 10.05 Evidence of Compliance of Supplemental Indenture to Be Furnished Trustee. In addition to the documents required by Section 17.05, the Trustee shall receive an Officer’s Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article 10 and is permitted or authorized by this Indenture and such Opinion of Counsel shall include a customary legal opinion stating that such supplemental indenture is the valid and binding obligation of the Company, subject to customary exceptions and qualifications.

ARTICLE 11

CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

Section 11.01 Company May Consolidate, Etc. on Certain Terms. Subject to the provisions of Section 11.02, the Company shall not consolidate with, merge with or into, or sell, convey, transfer or lease, all or substantially all of the consolidated assets of the Company and the Company’s Subsidiaries, taken as a whole, to another Person, unless:

(a) the resulting, surviving or transferee Person (the “Successor Company”), if not the Company, shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia, and the Successor Company (if not the Company) shall expressly assume, by supplemental indenture all of the obligations of the Company under the Notes and this Indenture;

(b) immediately after giving effect to such transaction, no Event of Default shall have occurred and be continuing under this Indenture; and

(c) if the Company is not the Successor Company, the Successor Company shall have delivered to the Trustee an Officer’s Certificate and Opinion of Counsel, each stating that such consolidation, merger, sale, conveyance, transfer or lease complies with this Indenture and that such supplemental indenture is authorized or permitted by this Indenture and an Opinion of Counsel stating that the supplemental indenture is the valid and binding obligation of the Successor Company, subject to customary exceptions and qualifications.

For purposes of this Section 11.01, the sale, conveyance, transfer or lease of all or substantially all of the properties and assets of one or more Subsidiaries of the Company to another Person, which properties and assets, if held by the Company instead of such Subsidiaries, would constitute all or substantially all of the properties and assets of the Company on a consolidated basis, shall be deemed to be the sale, conveyance, transfer or lease of all or substantially all of the properties and assets of the Company to another Person.

Section 11.02 Successor Corporation to Be Substituted. In case of any such consolidation, merger, sale, conveyance, transfer or lease and upon the assumption by the Successor Company (if other than the Company), by supplemental indenture, executed and delivered to the Trustee and reasonably satisfactory in form to the Trustee, of the due and punctual payment of the principal of and accrued and unpaid interest on all of the Notes, the due and punctual delivery and/or payment, as the case may be, of any consideration due upon conversion of the Notes and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Company, such Successor Company (if not the Company) shall succeed to and, except in the case of a lease of all or substantially all of the consolidated assets of the Company and the Company’s Subsidiaries, taken as a whole, shall be substituted for the Company, with the same effect as if it had been named herein as the party of the first part, and the Company shall be discharged from its obligations under the Notes and this Indenture (except in the case of a lease of all or substantially all of the consolidated assets of the Company and the Company’s Subsidiaries, taken as a whole). Such Successor Company thereupon may cause to be signed, and may issue either in its own name or in the name of the Company any or all of the Notes issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such Successor Company instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver, or cause to be authenticated and delivered, any Notes that previously shall have been signed and delivered by the Officers of the Company to the Trustee for authentication, and any Notes that such Successor Company thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Notes so issued shall in all respects have the same legal rank and benefit under this Indenture as the Notes theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Notes had been issued at the date of the execution hereof. In the event of any such consolidation, merger, sale, conveyance or transfer (but not in the case of a lease), upon compliance with this Article 11 the Person named as the “Company” in the first paragraph of this Indenture (or any successor that shall thereafter have become such in the manner prescribed in this Article 11) may be dissolved, wound up and liquidated at any time thereafter and, except in the case of a lease, such Person shall be released from its liabilities as obligor and maker of the Notes and from its obligations under this Indenture and the Notes.

In case of any such consolidation, merger, sale, conveyance, transfer or lease, such changes in phraseology and form (but not in substance) may be made in the Notes thereafter to be issued as may be appropriate.

Section 11.03 Opinion of Counsel to Be Given to Trustee. The Company shall deliver, or cause to be delivered, to the Trustee an Officer’s Certificate and an Opinion of Counsel, each to the effect that such consolidation, merger, combination, sale, lease or other transfer or disposition complies with the requirements of this Indenture.

ARTICLE 12

IMMUNITY OF INCORPORATORS, STOCKHOLDERS,

OFFICERS AND DIRECTORS

Section 12.01 Indenture and Notes Solely Corporate Obligations. No recourse for the payment of the principal of or accrued and unpaid interest on, or the payment or delivery of consideration due upon conversion of, any Note, nor for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture or in any Note, nor because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, Officer or director or Subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Notes.

ARTICLE 13

[INTENTIONALLY OMITTED]

ARTICLE 14

CONVERSION OF NOTES

Section 14.01 Conversion Privilege. Subject to and upon compliance with the provisions of this Article 14, each Holder of a Note shall have the right, at such Holder’s option, to convert all or any portion (if the portion to be converted is $1,000 principal amount or an integral multiple thereof) of such Note at any time prior to the close of business on the second Scheduled Trading Day immediately preceding the Maturity Date, at an initial conversion rate of 86.9565 shares of Common Stock (subject to adjustment as provided in this Article 14, the “Conversion Rate”) per $1,000 principal amount of Notes (subject to, and in accordance with, the settlement provisions of Section 14.02, the “Conversion Obligation”).

Section 14.02 Conversion Procedure; Settlement Upon Conversion.

(a) Subject to this Section 14.02, Section 14.07(a) and Section 14.14(b), upon conversion of any Note, the Company shall pay or deliver, as the case may be, to the converting Holder no later than two (2) Business Days following the applicable conversion of the Notes, (A) in respect of each $1,000 principal amount of Notes being converted, shares of Common Stock, together with cash, if applicable, in lieu of delivering any fractional share of Common Stock in accordance with subsection (j) of this Section 14.02 (“Physical Settlement”) as set forth in this Section 14.02 and (B) other than in connection with any Mandatory Conversion, the Interest Make-Whole Amount. The Company shall use the Physical Settlement Method for all conversions.

(i) The shares of Common Stock and cash the Company shall pay and/or deliver, as the case may be, in respect of any conversion of Notes (the “Settlement Amount”) shall be computed as follows in respect of each $1,000 principal amount of Notes being converted: (A) a number of shares of Common Stock equal to the Conversion Rate in effect on the Conversion Date (plus cash in lieu of any fractional share of Common Stock issuable upon conversion); plus (B) other than in connection with any Mandatory Conversion, the Interest Make-Whole Amount, (x) if the arithmetic average of the Daily VWAPs for the ten (10) Trading Days immediately preceding the Conversion Date (the “Average VWAP”) equals or exceeds $11.50 per share, a number of shares of Common Stock determined by dividing the Interest Make-Whole Amount by the Average VWAP (plus cash in lieu of any fractional shares of Common Stock); or (y) if the Average VWAP is less than $11.50 per share, solely in the form of cash.

(ii) Notwithstanding the foregoing, if in connection with any conversion of a Note (i) the Conversion Rate is eligible for adjustment in accordance with Section 14.14 hereof and (ii) the Holder is entitled to receive the Interest Make-Whole Amount with respect to such Note, then one, but not both, of (A) the Conversion Rate adjustment in accordance with Section 14.14 and (B) the payment by the Company of the Interest Make-Whole Amount, shall apply, in each case according to which of (A) or (B) would result in more consideration being paid and/or delivered to the Holder in respect of such conversion.

(b) Subject to Section 14.02(e), before any Holder of a Note shall be entitled to convert a Note as set forth above, such Holder shall (i) in the case of a Global Note, comply with the Applicable Procedures of the Depositary in effect at that time and, if required, pay funds equal to the interest payable on the next Interest Payment Date to which such Holder is not entitled as set forth in Section 14.02(h) and, if required, pay all transfer or similar taxes, if any, pursuant to Section 14.02(e) and (ii) in the case of a Physical Note (1) complete, manually sign and deliver an irrevocable notice to the Conversion Agent as set forth in the Form of Notice of Conversion (or a facsimile thereof) (a “Notice of Conversion”) at the office of the Conversion Agent and state in writing therein the principal amount of Notes to be converted and the name or names (with addresses) in which such Holder wishes the certificate or certificates for any shares of Common Stock to be delivered upon settlement of the Conversion Obligation to be registered, (2) surrender such Notes, duly endorsed to the Company or in blank (and accompanied by appropriate endorsement and transfer documents), at the office of the Conversion Agent, (3) if required, furnish appropriate endorsements and transfer documents, (4) if required, pay funds equal to interest payable on the next Interest Payment Date to which such Holder is not entitled as set forth in Section 14.02(h) and (5) if required, pay all transfer or similar taxes, if any, pursuant to Section 14.02(e). The Trustee (and if different, the Conversion Agent) shall notify the Company of any conversion pursuant to this Article 14 on the Conversion Date for such conversion. No Notice of Conversion with respect to any Notes may be surrendered by a Holder thereof if such Holder has also delivered a Fundamental Change Repurchase Notice to the Company in respect of such Notes and has not validly withdrawn such Fundamental Change Repurchase Notice in accordance with Section 15.03. Notwithstanding anything to the contrary contained herein, to the extent that an indirect holder of a Global Note held indirectly through a participant submits irrevocable instructions to convert any portion of such Note, such Holder shall be deemed for purposes of Regulation SHO to have converted the applicable portion of such Note at the time of delivery of such instructions, regardless of when shares of Common Stock are delivered to such Holder or its participant.

If more than one Note shall be surrendered for conversion at one time by the same Holder, the Conversion Obligation with respect to such Notes shall be computed on the basis of the aggregate principal amount of the Notes (or specified portions thereof to the extent permitted thereby) so surrendered.

(c) A Note shall be deemed to have been converted immediately prior to the close of business on the date (the “Conversion Date”) that the Holder has complied with the requirements set forth in subsection (ii) above. Except as set forth in Section 14.07(a) and Section 14.14(b), the Company shall pay or deliver, as the case may be, the consideration due in respect of the Conversion Obligation on the second (2nd) Business Day immediately following the relevant Conversion Date. Notwithstanding the foregoing, with respect to the Company’s satisfaction of its Conversion Obligation through Physical Settlement for which the relevant Conversion Date occurs after the Regular Record Date immediately preceding the Maturity Date, the settlement shall occur on the Maturity Date. If any shares of Common Stock are due to a converting Holder, the Company shall issue or cause to be issued, and deliver (if applicable) to the Conversion Agent or to such Holder, or such Holder’s nominee or nominees, the full number of shares of Common Stock to which such Holder shall be entitled, in book-entry format through the Depositary or on the Transfer Agent’s books if the shares of Common Stock are not then held through the facilities of DTC, in satisfaction of the Company’s Conversion Obligation.

(d) In case any Note shall be surrendered for partial conversion, the Company shall execute and the Trustee shall authenticate and deliver to or upon the written order of the Holder of the Note so surrendered a new Note or Notes in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Note, without payment of any service charge by the converting Holder but, if required by the Company or Trustee, with payment of a sum sufficient to cover any documentary, stamp or similar issue or transfer tax or similar governmental charge required by law or that may be imposed in connection therewith as a result of the name of the Holder of the new Notes issued upon such conversion being different from the name of the Holder of the old Notes surrendered for such conversion.

(e) If a Holder submits a Note for conversion, the Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of any shares of Common Stock upon conversion, unless the tax is due because the Holder requests such shares to be issued in a name other than the Holder’s name, in which case the Holder shall pay that tax. The Conversion Agent may refuse to deliver the certificates representing the shares of Common Stock being issued in a name other than the Holder’s name until the Trustee receives a sum sufficient to pay any tax that is due by such Holder in accordance with the immediately preceding sentence.

(f) Except as provided in Section 14.04, no adjustment shall be made for dividends on any shares of Common Stock issued upon the conversion of any Note as provided in this Article 14.

(g) Upon the conversion of an interest in a Global Note, the Trustee, or the Custodian at the direction of the Trustee, shall make a notation on such Global Note as to the reduction in the principal amount represented thereby. The Company shall notify the Trustee in writing of any conversion of Notes effected through any Conversion Agent other than the Trustee.

(h) Upon conversion, a Holder shall not receive any separate cash payment for accrued and unpaid interest, if any, except as set forth below. The Company’s settlement of the full Conversion Obligation shall be deemed to satisfy in full its obligation to pay the principal amount of the Note and accrued and unpaid interest, if any, to, but excluding, the relevant Conversion Date. As a result, accrued and unpaid interest, if any, to, but excluding, the relevant Conversion Date shall be deemed to be paid in full rather than cancelled, extinguished or forfeited. Notwithstanding the foregoing, if Notes are converted after the close of business on a Regular Record Date but prior to the open of business on the immediately following Interest Payment Date, Holders of such Notes as of the close of business on such Regular Record Date will receive the full amount of interest payable on such Notes on such Interest Payment Date notwithstanding the conversion. However, Notes surrendered for conversion during the period from the close of business on any Regular Record Date to the open of business on the immediately following Interest Payment Date must be accompanied by funds equal to the amount of interest payable on the Notes so converted on the corresponding Interest Payment Date (regardless of whether the converting Holder was the Holder of record on the corresponding Regular Record Date); provided that no such payment shall be required (1) for conversions following the close of business on the Regular Record Date immediately preceding the Maturity Date; (2) if the Company has specified a Fundamental Change Repurchase Date that is after a Regular Record Date and on or prior to the Business Day immediately following the corresponding Interest Payment Date; (3) if the Company has selected a Mandatory Conversion Date that is after a Regular Record Date and on or prior to the Business Day immediately following the corresponding Interest Payment Date; or (4) to the extent of any Defaulted Amounts, if any Defaulted Amounts exist at the time of conversion with respect to such Note. Therefore, for the avoidance of doubt, all Holders of record on the Regular Record Date immediately preceding the Maturity Date and any Fundamental Change Repurchase Date described in clause (2) above shall receive the full interest payment due on the Maturity Date or other applicable Interest Payment Date in cash regardless of whether their Notes have been converted and/or repurchased, as applicable, following such Regular Record Date.

(i) The Person in whose name the shares of Common Stock shall be issuable upon conversion shall be treated as a stockholder of record as of the close of business on the relevant Conversion Date. Upon a conversion of Notes, such Person shall no longer be a Holder of such Notes surrendered for conversion. Prior to conversion of a Holder’s Note, such Holder (in such capacity) shall not have any rights as a stockholder of the Company.

(j) The Company shall not issue any fractional share of Common Stock upon conversion of the Notes and shall instead pay cash in lieu of delivering any fractional share of Common Stock issuable upon conversion based on the Daily VWAP for the relevant Conversion Date.

Section 14.03 Company’s Mandatory Conversion Option.

(a) On or after [ ], 2022 and prior to the close of business on [ ], 20261, the Company may, at its option, elect to convert the original principal amount of the Notes in whole but not in part if (x) the Last Reported Sale Price of the Common Stock for at least twenty (20) Trading Days (whether or not consecutive) during the period of thirty (30) consecutive Trading Days ending on, and including, the last Trading Day of the immediately preceding calendar quarter (the “Mandatory Conversion Determination Date”) is greater than or equal to 130% of the Conversion Price on each applicable Trading Day and (y) the 30-Day ADTV ending on, and including, the Mandatory Conversion Determination Date is greater than or equal to $3,000,000 for the first two (2) years after the initial issuance of the Notes hereunder and $2,000,000 thereafter (the “Company Mandatory Conversion Condition”).

(b) To exercise the Company Mandatory Conversion Right, the Company will send notice of the Company’s election (a “Mandatory Conversion Notice”) to Holders, the Trustee and the Conversion Agent no later than the fifth (5th) Business Day following the Mandatory Conversion Determination Date.

Such Mandatory Conversion Notice must state:

(i) that the Notes have been called for Mandatory Conversion, briefly describing the Company Mandatory Conversion Right under this Indenture;

(ii) the Mandatory Conversion Date;

(iii) the current Conversion Rate;

(iv) the name and address of the Paying Agent and the Conversion Agent; and

(v) the CUSIP and ISIN numbers, if any, of the Notes.

[1]	NTD: To be the fifth Business Day after the last quarter end before the Maturity Date.

(c) If the Company exercises the Company Mandatory Conversion Right in accordance with this Section 14.03, then a Conversion Date will automatically, and without the need for any action on the part of any Holder, the Trustee or the Conversion Agent, be deemed to occur, with respect to each Note then outstanding, on the Mandatory Conversion Date. The Mandatory Conversion Date will be a Business Day of the Company’s choosing that is no more than thirty (30), nor less than ten (10), Business Days after the Company sends the Mandatory Conversion Notice; provided that the Mandatory Conversion Date shall be no later than the second Scheduled Trading Day prior to the Maturity Date. The Company shall pay or deliver, as the case may be, the consideration due in respect of the Conversion Obligation on the second (2nd) Business Day immediately following the Mandatory Conversion Date.

(d) Each share of Common Stock delivered upon a Mandatory Conversion of any Note will be a newly issued or treasury share and will be duly and validly issued, fully paid, non-assessable, free from preemptive rights and free of any lien or adverse claim. If the Common Stock is then listed on any securities exchange and has been registered on an effective registration statement with the Commission, then the Company will cause each share of Common Stock, when delivered upon a Mandatory Conversion of any Note, to be admitted for listing on such exchange. Notwithstanding anything herein to the contrary, the Company (1) shall not be permitted to effect any Company Mandatory Conversion hereunder unless as of such Mandatory Conversion Date no Equity Conditions Failure then exists and (2) shall not be required to pay any Interest Make-Whole Amount in connection with any Mandatory Conversion.

Section 14.04 Adjustment of Conversion Rate. The Conversion Rate shall be adjusted from time to time by the Company if any of the following events occurs, except that the Company shall not make any adjustments to the Conversion Rate if Holders of the Notes participate (other than in the case of (x) a share split or share combination or (y) a tender or exchange offer), at the same time and upon the same terms as holders of the Common Stock and solely as a result of holding the Notes, in any of the transactions described in this Section 14.04, without having to convert their Notes, as if they held a number of shares of Common Stock equal to the Conversion Rate, multiplied by the principal amount (expressed in thousands) of Notes held by such Holder.

(a) If the Company exclusively issues shares of Common Stock as a dividend or distribution on shares of the Common Stock, or if the Company effects a share split or share combination, the Conversion Rate shall be adjusted based on the following formula:

CR1 = CR0 ×	OS1
OS0

where,

CR0	=	the Conversion Rate in effect immediately prior to the open of business on the Record Date of such dividend or distribution, or immediately prior to the open of business on the Effective Date of such share split or share combination, as applicable;

CR1	=	the Conversion Rate in effect immediately after the open of business on such Record Date or Effective Date, as applicable;

OS0	=	the number of shares of Common Stock outstanding immediately prior to the open of business on such Record Date or Effective Date, as applicable, before giving effect to such dividend, distribution, share split or share combination; and

OS1	=	the number of shares of Common Stock outstanding immediately after giving effect to such dividend, distribution, share split or share combination, as applicable.

Any adjustment made under this Section 14.04(a) shall become effective immediately after the open of business on the Record Date for such dividend or distribution, or immediately after the open of business on the Effective

Date for such share split or share combination, as applicable. If any dividend or distribution of the type described in this Section 14.04(a) is declared but not so paid or made, or any share split or combination of the type described in this Section 14.04(a) is announced but the outstanding shares of Common Stock are not split or combined, as the case may be, the Conversion Rate shall be immediately readjusted, effective as of the date the Board of Directors determines in good faith not to pay such dividend or distribution, or not to split or combine the outstanding shares of Common Stock, as the case may be, to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared or such share split or combination had not been announced.

(b) If the Company issues to all or substantially all holders of the Common Stock any rights, options or warrants (other than pursuant to a stockholders rights plan) entitling them, for a period of not more than forty-five (45) calendar days after the announcement date of such issuance, to subscribe for or purchase shares of the Common Stock at a price per share that is less than the average of the Last Reported Sale Prices of the Common Stock for the ten (10) consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of such issuance, the Conversion Rate shall be increased based on the following formula:

CR1 = CR0 ×	OS0 + X
OS0 + Y

where,

CR0	=	the Conversion Rate in effect immediately prior to the open of business on the Record Date for such issuance;

CR1	=	the Conversion Rate in effect immediately after the open of business on such Record Date;

OS0	=	the number of shares of Common Stock outstanding immediately prior to the open of business on such Record Date;

X	=	the total number of shares of Common Stock issuable pursuant to such rights, options or warrants; and

Y	=	the number of shares of Common Stock equal to (i) the aggregate price payable to exercise such rights, options or warrants, divided by (ii) the average of the Last Reported Sale Prices of the Common Stock over the ten (10) consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of the issuance of such rights, options or warrants.

Any increase made under this Section 14.04(b) shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the open of business on the Record Date for such issuance. To the extent that shares of the Common Stock are not delivered after the expiration of such rights, options or warrants, the Conversion Rate shall be decreased to the Conversion Rate that would then be in effect had the increase with respect to the issuance of such rights, options or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. If such rights, options or warrants are not so issued, the Conversion Rate shall be decreased to the Conversion Rate that would then be in effect if such Record Date for such issuance had not occurred.

For purposes of this Section 14.04(b), in determining whether any rights, options or warrants entitle the holders of Common Stock to subscribe for or purchase shares of the Common Stock at a price per share that is less than such average of the Last Reported Sale Prices of the Common Stock for the ten (10) consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of such issuance, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by the Company for such rights, options or warrants and any amount payable on exercise or conversion thereof, the value of such consideration, if other than cash, to be determined by the Board of Directors in good faith.

(c) If the Company distributes shares of its Capital Stock, evidences of its indebtedness, other assets or property of the Company or rights, options or warrants to acquire its Capital Stock or other securities, to all or substantially all holders of the Common Stock, excluding (i) dividends, distributions or issuances (including share splits) as to which an adjustment was effected pursuant to Section 14.04(a), Section 14.04(b) or Section 14.04(e), (ii) except as otherwise described in Section 14.11, rights issued pursuant to any stockholders rights plan of the Company then in effect, (iii) dividends or distributions paid exclusively in cash as to which the provisions set forth in Section 14.04(d) shall apply, (iv) dividends or distributions of Reference Property in exchange for or upon conversion of the Common Stock in a Share Exchange Event, and (v) Spin-Offs as to which the provisions set forth below in this Section 14.04(c) shall apply (any of such shares of Capital Stock, evidences of indebtedness, other assets or property or rights, options or warrants to acquire Capital Stock or other securities, the “Distributed Property”), then the Conversion Rate shall be increased based on the following formula:

CR1 = CR0 ×	SP0
SP0 - FMV

where,

CR0	=	the Conversion Rate in effect immediately prior to the open of business on the Record Date for such distribution;

CR1	=	the Conversion Rate in effect immediately after the open of business on such Record Date;

SP0	=	the average of the Last Reported Sale Prices of the Common Stock over the ten (10) consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Record Date for such distribution; and

FMV	=	the fair market value (as determined by the Board of Directors in good faith) of the Distributed Property with respect to each outstanding share of the Common Stock on the Record Date for such distribution.

Any increase made under the portion of this Section 14.04(c) above shall become effective immediately after the open of business on the Record Date for such distribution. If such distribution is not so paid or made, the Conversion Rate shall be decreased to the Conversion Rate that would then be in effect if such distribution had not been declared. If the Company issues rights, options or warrants to acquire Capital Stock or other securities that are exercisable only upon the occurrence of certain triggering events, the Company shall not adjust the conversion rate pursuant to the clauses above until the earliest of these triggering events occurs. Notwithstanding the foregoing, if “FMV” (as defined above) is equal to or greater than “SP0” (as defined above), then, in lieu of the foregoing increase, each Holder of a Note shall receive, in respect of each $1,000 principal amount thereof, at the same time and upon the same terms as holders of the Common Stock receive the Distributed Property, the amount and kind of Distributed Property such Holder would have received if such Holder owned a number of shares of Common Stock equal to the Conversion Rate in effect immediately prior to the open of business on the Record Date for the distribution. If the Board of Directors determines in good faith the “FMV” (as defined above) of any distribution for purposes of this Section 14.04(c) by reference to the actual or when-issued trading market for any securities, it shall in doing so consider the prices in such market over the same period used in computing the Last Reported Sale Prices of the Common Stock over the ten (10) consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Record Date for such distribution.

With respect to an adjustment pursuant to this Section 14.04(c) where there has been a payment of a dividend or other distribution on the Common Stock of shares of Capital Stock of any class or series, or similar equity interest, of or relating to a Subsidiary or other business unit of the Company, that are, or, when issued, will be, listed or admitted for trading on a U.S. national securities exchange (a “Spin-Off”), the Conversion Rate shall be increased based on the following formula:

CR1 = CR0 ×	FMV0 + MP0
MP0

where,

CR0	=	the Conversion Rate in effect immediately prior to the end of the Valuation Period;

CR1	=	the Conversion Rate in effect immediately after the end of the Valuation Period;

FMV0	=	the average of the Last Reported Sale Prices of the Capital Stock or similar equity interest distributed to holders of the Common Stock applicable to one share of the Common Stock (determined by reference to the definition of Last Reported Sale Price as set forth in Section 1.01 as if references therein to Common Stock were to such Capital Stock or similar equity interest) over the first ten (10) consecutive Trading Day period after, and including, the Record Date of the Spin-Off (the “Valuation Period”); and

MP0	=	the average of the Last Reported Sale Prices of the Common Stock over the Valuation Period.

The increase to the Conversion Rate under the preceding paragraph shall occur at the close of business on the last Trading Day of the Valuation Period; provided that if the relevant Conversion Date occurs during the Valuation Period, references to “10” in the preceding paragraph shall be deemed to be replaced with such lesser number of Trading Days as have elapsed between the Record Date of such Spin-Off and the Conversion Date in determining the Conversion Rate. If any dividend or distribution that constitutes a Spin-Off is declared but not so paid or made, the Conversion Rate shall be immediately decreased, effective as of the date the Board of Directors determines in good faith not to pay or make such dividend or distribution, to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared or announced.

For purposes of this Section 14.04(c) (and subject in all respect to Section 14.11), rights, options or warrants distributed by the Company to all holders of the Common Stock entitling them to subscribe for or purchase shares of the Company’s Capital Stock, including Common Stock (either initially or under certain circumstances), which rights, options or warrants, until the occurrence of a specified event or events (“Trigger Event”):

(i) are deemed to be transferred with such shares of the Common Stock;

(ii) are not exercisable; and

(iii) are also issued in respect of future issuances of the Common Stock,

shall be deemed not to have been distributed for purposes of this Section 14.04(c) (and no adjustment to the Conversion Rate under this Section 14.04(c) will be required) until the occurrence of the earliest Trigger Event, whereupon such rights, options or warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Conversion Rate shall be made under this Section 14.04(c). If any such right, option or warrant, including any such existing rights, options or warrants distributed prior to the date of this Indenture, are subject to events, upon the occurrence of which such rights, options or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and Record Date with respect to new rights, options or warrants with such rights (in which case the existing rights, options or warrants shall be deemed to terminate and expire on such date without exercise by any of the holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights, options or warrants, or any Trigger Event or other event (of the type described in the immediately preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Rate under this Section 14.04(c) was made:

(1) in the case of any such rights, options or warrants that shall all have been redeemed or purchased without exercise by any holders thereof, upon such final redemption or purchase (x) the Conversion Rate shall be readjusted as if such rights, options or warrants had not been issued and the Conversion Rate shall then again be readjusted to give effect to such distribution, deemed distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or purchase price received by a holder or holders of Common Stock with respect to such rights, options or warrants (assuming such holder had retained such rights, options or warrants), made to all holders of Common Stock as of the date of such redemption or purchase, and

(2) in the case of such rights, options or warrants that shall have expired or been terminated without exercise by any holders thereof, the Conversion Rate shall be readjusted as if such rights, options and warrants had not been issued.

For purposes of Section 14.04(a), Section 14.04(b) and this Section 14.04(c), if any dividend or distribution to which this Section 14.04(c) is applicable also includes one or both of:

(A) a dividend or distribution of shares of Common Stock to which Section 14.04(a) is applicable (the “Clause A Distribution”); or

(B) a dividend or distribution of rights, options or warrants to which Section 14.04(b) is applicable (the “Clause B Distribution”),

then, in either case,

(1) such dividend or distribution, other than the Clause A Distribution and the Clause B Distribution, shall be deemed to be a dividend or distribution to which this Section 14.04(c) is applicable (the “Clause C Distribution”) and any Conversion Rate adjustment required by this Section 14.04(c) with respect to such Clause C Distribution shall then be made, and

(2) the Clause A Distribution and Clause B Distribution shall be deemed to immediately follow the Clause C Distribution and any Conversion Rate adjustment required by Section 14.04(a) and Section 14.04(b) with respect thereto shall then be made, except that, if determined by the Company (I) the “Record Date” of the Clause A Distribution and the Clause B Distribution shall be deemed to be the Record Date of the Clause C Distribution and (II) any shares of Common Stock included in the Clause A Distribution or Clause B Distribution shall be deemed not to be “outstanding immediately prior to the open of business on such Record Date or Effective Date” within the meaning of Section 14.04(a) or “outstanding immediately prior to the open of business on such Record Date” within the meaning of Section 14.04(b).

(d) If the Company pays or makes any cash dividend or distribution to all or substantially all holders of the Common Stock, the Conversion Rate shall be increased based on the following formula:

CR1 = CR0 ×	SP0
SP0 - C

where,

CR0	=	the Conversion Rate in effect immediately prior to the open of business on the Record Date for such dividend or distribution;

CR1	=	the Conversion Rate in effect immediately after the open of business on the Record Date for such dividend or distribution;

SP0	=	the Last Reported Sale Price of the Common Stock on the Trading Day immediately preceding the Record Date for such dividend or distribution; and

C	=	the amount in cash per share the Company distributes to all or substantially all holders of the Common Stock.

Any increase pursuant to this Section 14.04(d) shall become effective immediately after the open of business on the Record Date for such dividend or distribution. If such dividend or distribution is not so paid, the Conversion Rate shall be decreased, effective as of the date the Board of Directors determines in good faith not to make or pay such dividend or distribution, to be the Conversion Rate that would then be in effect if such dividend or distribution had not been declared. Notwithstanding the foregoing, if “C” (as defined above) is equal to or greater than “SP0” (as defined above), in lieu of the foregoing increase, each Holder of a Note shall receive, for each $1,000 principal amount of Notes, at the same time and upon the same terms as holders of shares of the Common Stock, the amount of cash that such Holder would have received if such Holder owned a number of shares of Common Stock equal to the Conversion Rate in effect on the Record Date for such cash dividend or distribution.

(e) If the Company or any of its Subsidiaries make a payment in respect of a tender or exchange offer for the Common Stock that is subject to the then-applicable tender offer rules under the Exchange Act (other than an odd lot tender offer), to the extent that the cash and value of any other consideration included in the payment per share of the Common Stock exceeds the average of the Last Reported Sale Prices of the Common Stock over the 10 consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer, the Conversion Rate shall be increased based on the following formula:

CR1 = CR0 ×	AC + (SP1 × OS1)
OS0 × SP1

where,

CR0	=	the Conversion Rate in effect immediately prior to the close of business on the tenth (10th) Trading Day immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires (the date such tender offer or exchange offer expires, the “Expiration Date”);

CR1	=	the Conversion Rate in effect immediately after the close of business on the tenth (10th) Trading Day immediately following, and including, the Trading Day next succeeding the Expiration Date;

AC	=	the aggregate value of all cash and any other consideration (as determined by the Board of Directors in good faith) paid or payable for shares of Common Stock purchased in such tender or exchange offer;

OS0	=	the number of shares of Common Stock outstanding immediately prior to the Expiration Date (prior to giving effect to the purchase of all shares of Common Stock accepted for purchase or exchange in such tender or exchange offer);

OS1	=	the number of shares of Common Stock outstanding immediately after the Expiration Date (after giving effect to the purchase of all shares of Common Stock accepted for purchase or exchange in such tender or exchange offer); and

SP1	=	the average of the Last Reported Sale Prices of the Common Stock over the ten (10) consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the Expiration Date.

The increase to the Conversion Rate under this Section 14.04(e) shall occur at the close of business on the tenth (10th) Trading Day immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires; provided that if the relevant Conversion Date occurs during the ten (10) Trading Days immediately following, and including, the Trading Day next succeeding the Expiration Date of any tender or exchange offer, references to “ten (10)” or “tenth (10th)” in the preceding paragraph shall be deemed replaced with such lesser number of Trading Days as have elapsed between the Expiration Date of such tender or exchange offer and the Conversion Date in determining the Conversion Rate. In addition, if the Trading Day next succeeding the date such tender or exchange offer expires is after the tenth (10th) Trading Day immediately preceding, and including, the date immediately preceding the relevant Conversion Date in respect of a conversion of Notes, references to “ten (10)” or “tenth (10th)” in the preceding paragraph and this paragraph shall be deemed to be replaced, solely in respect of that conversion of Notes, with such lesser number of Trading Days as have elapsed from, and including, the Trading Day next succeeding the date such tender or exchange offer expires to, and including, the last Trading Day immediately preceding the relevant Conversion Date.

In the event that the Company or one of its Subsidiaries is obligated to purchase shares of Common Stock pursuant to any such tender offer or exchange offer, but the Company is, or such Subsidiary is, permanently prevented by applicable law from consummating any such purchases, or all such purchases are rescinded, then the Conversion Rate shall be decreased to be the Conversion Rate that would then be in effect if such tender offer or exchange offer had not been made or had been made only in respect of the purchases that have been consummated.

(f) Notwithstanding this Section 14.04 or any other provision of this Indenture or the Notes, if a Conversion Rate adjustment becomes effective on any Record Date, and a Holder that has converted its Notes on or after such Record Date and on or prior to the related Record Date would be treated as the record holder of the shares of Common Stock as of the related Conversion Date as described under Section 14.02(i) based on an adjusted Conversion Rate for such Record Date, then, notwithstanding the Conversion Rate adjustment provisions in this Section 14.04, the Conversion Rate adjustment relating to such Record Date shall not be made for such converting Holder. Instead, such Holder shall be treated as if such Holder were the record owner of the shares of Common Stock on an unadjusted basis and participate in the related dividend, distribution or other event giving rise to such adjustment.

(g) Except as stated herein, the Company shall not adjust the Conversion Rate for the issuance of shares of the Common Stock or any securities convertible into or exchangeable for shares of the Common Stock or the right to purchase shares of the Common Stock or such convertible or exchangeable securities.

(h) In addition to those adjustments required by clauses (a), (b), (c), (d) and (e) of this Section 14.04, the Company from time to time may increase the Conversion Rate by any amount for a period of at least twenty (20) Business Days if the Board of Directors determines in good faith that such increase would be in the Company’s best interest. In addition, the Company may (but is not required to) increase the Conversion Rate to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock in connection with a dividend or distribution of shares of Common Stock (or rights to acquire shares of Common

Stock) or similar event. Whenever the Conversion Rate is increased pursuant to either of the preceding two sentences, the Company shall deliver to the Holder of each Note a notice of the increase at least fifteen (15) days prior to the date the increased Conversion Rate takes effect, and such notice shall state the increased Conversion Rate and the period during which it will be in effect.

(i) Except as stated in this Indenture, the Company shall not adjust the Conversion Rate for the issuance of shares of Common Stock or any securities convertible into or exchangeable for shares of Common Stock or the right to purchase shares of Common Stock or such convertible or exchangeable securities. For illustrative purposes only and without limiting the generality of the preceding sentence, the Conversion Rate shall not be adjusted:

(i) upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Company’s securities and the investment of additional optional amounts in shares of Common Stock under any plan;

(ii) upon the issuance of any shares of Common Stock or options or rights to purchase those shares pursuant to any present or future employee, director or consultant benefit plan or program of or assumed by the Company or any of the Company’s Subsidiaries;

(iii) upon the issuance of any shares of the Common Stock pursuant to any option, warrant, right or exercisable, exchangeable or convertible security not described in clause (ii) of this subsection and outstanding as of the date the Notes were first issued;

(iv) upon the repurchase of any shares of Common Stock pursuant to an open market share repurchase program or other buy-back transaction, including structured or derivative transactions, that is not a tender or exchange offer of the nature described in Section 14.04(e);

(v) solely for a change in the par value (or lack of par value) of the Common Stock; or

(vi) for accrued and unpaid interest, if any.

(j) All calculations and other determinations under this Article 14 shall be made by the Company and shall be made to the nearest one-ten thousandth (1/10,000th) of a share.

(k) Whenever the Conversion Rate is adjusted as herein provided, the Company shall promptly deliver to the Trustee (and the Conversion Agent if not the Trustee) an Officer’s Certificate setting forth the Conversion Rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Unless and until a Responsible Officer of the Trustee shall have received such Officer’s Certificate, the Trustee shall not be deemed to have knowledge of any adjustment of the Conversion Rate and may assume without inquiry that the last Conversion Rate of which it has knowledge is still in effect. Promptly after delivery of such certificate, the Company shall prepare a written notice of such adjustment of the Conversion Rate setting forth the adjusted Conversion Rate and the date on which each adjustment becomes effective and shall deliver such notice of such adjustment of the Conversion Rate to each Holder (with a copy to the Trustee). Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

(l) For purposes of this Section 14.04, the number of shares of Common Stock at any time outstanding shall not include shares of Common Stock held in the treasury of the Company so long as the Company does not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company, but shall include shares of Common Stock issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock.

(m) For the avoidance of doubt, the closing of the transactions contemplated by the BCA to occur on the date of this Indenture shall not result in any adjustment of the Conversion Rate, Conversion Price or any other terms of the Notes.

Section 14.05 Adjustments of Prices. Whenever any provision of this Indenture requires the Company to calculate the Last Reported Sale Prices or the Daily VWAPs over a span of multiple days, the Board of Directors shall make appropriate adjustments (without duplication in respect of any adjustment made pursuant to Section 14.04) to each to account for any adjustment to the Conversion Rate that becomes effective, or any event requiring an adjustment to the Conversion Rate where the Ex-Dividend Date, Record Date, Effective Date or Expiration Date, as the case may be, of the event occurs, at any time during the period when the Last Reported Sale Prices or the Daily VWAPs are to be calculated.

Section 14.06 Shares to Be Fully Paid. The Company shall reserve, out of its authorized but unissued shares or shares held in treasury, sufficient shares of Common Stock to provide for conversion of the Notes from time to time as such Notes are presented for conversion (assuming the delivery of the maximum number of Additional Shares pursuant to Section 14.14).

Section 14.07 Effect of Recapitalizations, Reclassifications and Changes of the Common Stock.

(a) In the case of:

(i) any recapitalization, reclassification or similar change of the Common Stock (other than changes in par value or resulting from a subdivision or combination),

(ii) any consolidation, merger, combination or similar transaction involving the Company,

(iii) any sale, lease or other transfer to a third party of all or substantially all of the consolidated assets of the Company and the Company’s Subsidiaries, taken as a whole, or

(iv) any statutory share exchange,

in each case, as a result of which the Common Stock would be converted into, or exchanged for, stock, other securities, other property or assets (including cash or any combination thereof) (any such event, a “Share Exchange Event”), then at and after the effective time of such Share Exchange Event, the right to convert each $1,000 principal amount of Notes shall be changed into a right to convert such principal amount of Notes into the kind and amount of shares of stock, other securities or other property or assets (including cash or any combination thereof) that a holder of a number of shares of Common Stock equal to the Conversion Rate immediately prior to such Share Exchange Event would have owned or been entitled to receive (the “Reference Property,” with each “unit of Reference Property” meaning the kind and amount of Reference Property that a holder of one share of Common Stock is entitled to receive) upon such Share Exchange Event and, prior to or at the effective time of such Share Exchange Event, the Company or the successor or acquiring Person, as the case may be, shall execute with the Trustee a supplemental indenture permitted under Section 10.01(g) providing for such change in the right to convert each $1,000 principal amount of Notes; provided, however, that at and after the effective time of the Share Exchange Event (A) the Company or the successor or acquiring company, as the case may be, shall continue to have the right to determine the form of consideration to be paid or delivered, as the case may be, in respect of the Interest Make-Whole Amount upon conversion of Notes in accordance with Section 14.02 and (B) (I) any amount payable in cash upon conversion of the Notes in accordance with Section 14.02 shall continue to be payable in cash, (II) any shares of Common Stock that the Company would have been required to deliver upon conversion of the Notes in accordance with Section 14.02 shall instead be deliverable in the amount and type of Reference Property that a holder of that number of shares of Common Stock would have been entitled to receive in such Share Exchange Event and (III) the Daily VWAP shall be calculated based on the value of a unit of Reference Property.

If the Share Exchange Event causes the Common Stock to be converted into, or exchanged for, the right to receive more than a single type of consideration (determined based in part upon any form of stockholder election), then (i) the Reference Property into which the Notes will be convertible shall be deemed to be the weighted average of the types and amounts of consideration actually received by the holders of Common Stock, and (ii) the unit of Reference Property for purposes of the immediately preceding paragraph shall refer to the consideration referred to in clause (i) attributable to one share of Common Stock. If the holders of the Common Stock receive only cash in such Share Exchange Event, then for all conversions for which the relevant Conversion Date occurs after the effective date of such Share Exchange Event (A) the consideration due upon conversion of each $1,000 principal amount of Notes shall be solely cash in an amount equal to the Conversion Rate in effect on the Conversion Date (as may be increased by any Additional Shares pursuant to Section 14.14), multiplied by the price paid per share of Common Stock in such Share Exchange Event and (B) the Company shall satisfy the Conversion Obligation by paying such cash amount to converting Holders on the second (2nd) Business Day immediately following the relevant Conversion Date. The Company shall notify in writing Holders, the Trustee and the Conversion Agent (if other than the Trustee) of such weighted average as soon as reasonably practicable after such determination is made.

If the Reference Property in respect of any Share Exchange Event includes, in whole or in part, shares of common equity, such supplemental indenture described in the second immediately preceding paragraph shall provide for anti-dilution and other adjustments that shall be as nearly equivalent as is possible to the adjustments provided for in this Article 14 with respect to the portion of the Reference Property consisting of such common equity. If, in the case of any Share Exchange Event, the Reference Property includes shares of stock, securities or other property or assets (including any combination thereof), other than cash and/or cash equivalents, of a Person other than the Company or the successor or purchasing corporation, as the case may be, in such Share Exchange Event, then such supplemental indenture shall also be executed by such other Person, if such other Person is an affiliate of the Company or the successor or acquiring company, and shall contain such additional provisions to protect the interests of the Holders of the Notes as the Board of Directors shall reasonably consider necessary by reason of the foregoing, including the provisions providing for the purchase rights set forth in Article 0.

(b) When the Company executes a supplemental indenture pursuant to subsection (a) of this Section 14.07, the Company shall promptly deliver to the Trustee an Officer’s Certificate briefly stating the reasons therefor, the kind or amount of cash, securities or property or asset that will comprise a unit of Reference Property after any such Share Exchange Event, any adjustment to be made with respect thereto and that all conditions precedent have been complied with, and shall promptly deliver notice thereof to all Holders. The Company shall cause notice of the execution of such supplemental indenture to be delivered to each Holder promptly and in any event within twenty (20) days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

(c) The Company shall not become a party to any Share Exchange Event unless its terms are consistent with this Section 14.07. None of the foregoing provisions shall affect the right of a holder of Notes to convert its Notes into shares of Common Stock, as set forth in Section 14.01 and Section 14.02 prior to the effective date of such Share Exchange Event.

(d) The above provisions of this Section shall similarly apply to successive Share Exchange Events.

Section 14.08 Certain Covenants. (a) The Company covenants that all shares of Common Stock issued upon conversion of Notes will be fully paid and non-assessable by the Company and free from all taxes, liens and charges with respect to the issue thereof.

(b) The Company covenants that, if any shares of Common Stock to be provided for the purpose of conversion of Notes hereunder require registration with or approval of any governmental authority under any federal or state law before such shares of Common Stock may be validly issued upon conversion, the Company will, to the extent then permitted by the rules and interpretations of the Commission, secure such registration or approval, as the case may be.

(c) The Company further covenants that if at any time the Common Stock shall be listed on any national securities exchange or automated quotation system the Company will list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, any Common Stock issuable upon conversion of the Notes.

Section 14.09 Responsibility of Trustee. The Trustee and any other Conversion Agent shall not at any time be under any duty or responsibility to any Holder to determine the Conversion Rate (or any adjustment thereto) or whether any facts exist that may require any adjustment (including any increase) of the Conversion Rate, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee and any other Conversion Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities, property or cash that may at any time be issued or delivered upon the conversion of any Note; and the Trustee and any other Conversion Agent make no representations with respect thereto.

Neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property or cash upon the surrender of any Note for the purpose of conversion or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article. Without limiting the generality of the foregoing, neither the Trustee nor any Conversion Agent shall be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture entered into pursuant to Section 14.07 relating either to the kind or amount of shares of stock or securities or property (including cash) receivable by Holders upon the conversion of their Notes after any event referred to in such Section 14.07 or to any adjustment to be made with respect thereto, but, subject to the provisions of Section 7.01, may accept (without any independent investigation) as conclusive evidence of the correctness of any such provisions, and shall be protected in conclusively relying upon, the Officer’s Certificate (which the Company shall be obligated to deliver to the Trustee prior to the execution of any such supplemental indenture) with respect thereto. The Trustee and the Conversion Agent may conclusively rely upon any notice with respect to the commencement or termination of such conversion rights.

Section 14.10 Notice to Holders Prior to Certain Actions. In case of any:

(a) action by the Company or one of its Subsidiaries that would require an adjustment in the Conversion Rate pursuant to Section 14.04 or Section 14.11;

(b) Share Exchange Event; or

(c) voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in each case (unless notice of such event is otherwise required pursuant to another provision of this Indenture) and to the extent applicable, the Company shall cause to be delivered to the Trustee and the Conversion Agent (if other than the Trustee) and to be delivered to each Holder, a notice stating (i) the date on which a record is to be taken for the purpose of such action by the Company or one of its Subsidiaries or, if a record is not to be taken, the date as of which the holders of Common Stock of record are to be determined for the purposes of such action by the Company or one of its Subsidiaries, or (ii) the date on which such dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such dissolution, liquidation or winding-up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such action by the Company or one of its Subsidiaries, Share Exchange Event, dissolution, liquidation or winding-up.

Section 14.11 Stockholder Rights Plans. If the Company has a stockholder rights plan in effect upon conversion of the Notes, each share of Common Stock, if any, issued upon such conversion shall be entitled to receive the appropriate number of rights, if any, under such stockholder rights plan and the certificates representing the Common Stock issued upon such conversion shall bear such legends, if any, in each case as may be provided by the terms of any such stockholder rights plan, as the same may be amended from time to time. However, if, prior to any conversion of Notes, the rights have separated from the shares of Common Stock in accordance with the provisions of the applicable stockholder rights plan, the Conversion Rate shall be adjusted at the time of separation as if the Company distributed to all or substantially all holders of the Common Stock

Distributed Property as provided in Section 14.04(c), subject to readjustment in the event of the expiration, termination or redemption of such rights.

Section 14.12 Exchange in Lieu of Conversion. When a Holder surrenders its Notes for conversion, the Company may, at its election (an “Exchange Election”), direct the Conversion Agent to deliver, on or prior to the first (1st) Trading Day following the Conversion Date, such Notes to a financial institution designated by the Company for exchange in lieu of conversion. In order to accept any Notes surrendered for conversion, the designated financial institution must agree to timely pay and/or deliver, in exchange for such Notes, the shares of Common Stock (plus any cash in lieu of fractional shares) plus the Interest Make-Whole Amount due upon conversion as described in Section 14.02. If the Company makes an Exchange Election, the Company shall, by the close of business on the first (1st) Trading Day following the relevant Conversion Date, notify in writing the Trustee, the Conversion Agent and the Holder surrendering its Notes for conversion that it has made the Exchange Election, and the Company shall promptly notify the designated financial institution of the Physical Settlement Method with respect to such conversion and the relevant deadline for payment and/or delivery of shares of Common Stock, any cash in lieu of fractional shares and the Interest Make-Whole Amount due upon conversion.

Any Notes exchanged by the designated financial institution shall remain outstanding. If the designated financial institution agrees to accept any Notes for exchange but does not timely pay and/or deliver the required shares of Common Stock, any cash in lieu of fractional shares and the any cash and/or Common Stock in respect of the Interest Make-Whole Amount due upon conversion, or if such designated financial institution does not accept the Notes for exchange, the Company shall notify in writing the Trustee, the Conversion Agent and the Holder surrendering its Notes for conversion, and pay and/or deliver the required shares of Common Stock, together with cash in lieu of any fractional shares, plus the Interest Make-Whole Amount due upon conversion to the converting Holder at the time and in the manner required under this Indenture as if the Company had not made an Exchange Election.

The Company’s designation of a financial institution to which the Notes may be submitted for exchange does not require that financial institution to accept any Notes (unless the financial institution has separately made an agreement with the Company). The Company may, but shall not be obligated to, enter into a separate agreement with any designated financial institution that would compensate it for any such transaction.

Section 14.13 Limits Upon Issuance of Shares of Common Stock Upon Conversion. The Company shall not effect the conversion of any of the Notes held by a Holder, and such Holder shall not have the right to convert any of the Notes held by such Holder pursuant to the terms and conditions of this Indenture and any such conversion shall be null and void and treated as if never made, to the extent that after giving effect to such conversion, such Holder together with the other Attribution Parties collectively would beneficially own in excess of 9.99% (the “Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Holder and the other Attribution Parties shall include the number of shares of Common Stock held by such Holder and all other Attribution Parties plus the number of shares of Common Stock issuable upon conversion of the Notes with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted Notes beneficially owned by such Holder or any of the other Attribution Parties and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any convertible notes, convertible preferred stock or warrants, including the Notes) beneficially owned by such Holder or any other Attribution Party subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 14.13. For purposes of this Section 14.13, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. For purposes of determining the number of outstanding shares of Common Stock a Holder may acquire upon the conversion of such Notes without exceeding the Maximum Percentage, such Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Annual Report on Form 10-K, Quarterly

Report on Form 10-Q, Current Report on Form 8-K or other public filing with the Commission, as the case may be, (y) a more recent public announcement by the Company or (z) any other written notice by the Company or the Transfer Agent, if any, setting forth the number of shares of Common Stock outstanding (the “Reported Outstanding Share Number”). If the Company receives a Conversion Notice from a Holder at a time when the actual number of outstanding shares of Common Stock is less than the Reported Outstanding Share Number, the Company shall notify such Holder in writing of the number of shares of Common Stock then outstanding and, to the extent that such Conversion Notice would otherwise cause such Holder’s beneficial ownership, as determined pursuant to this Section 14.13, to exceed the Maximum Percentage, such Holder must notify the Company of a reduced number of shares of Common Stock to be delivered pursuant to such Conversion Notice. For any reason at any time, upon the written or oral request of any Holder, the Company shall within one (1) Business Day confirm orally and in writing or by electronic mail to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including such Notes, by such Holder and any other Attribution Party since the date as of which the Reported Outstanding Share Number was reported. In the event that the issuance of shares of Common Stock to a Holder upon conversion of such Notes results in such Holder and the other Attribution Parties being deemed to beneficially own, in the aggregate, more than the Maximum Percentage of the number of outstanding shares of Common Stock (as determined under Section 13(d) of the Exchange Act), the number of shares so issued by which such Holder’s and the other Attribution Parties’ aggregate beneficial ownership exceeds the Maximum Percentage (the “Excess Shares”) shall be deemed null and void and shall be cancelled ab initio, and such Holder shall not have the power to vote or to transfer the Excess Shares. Upon delivery of a written notice to the Company, any Holder may from time to time increase (with such increase not effective until the sixty-first (61st) day after delivery of such notice) or decrease the Maximum Percentage of such Holder to any other percentage not in excess of 9.99% as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to such Holder and the other Attribution Parties and not to any other Holder that is not an Attribution Party of such Holder. For purposes of clarity, the shares of Common Stock issuable to a Holder pursuant to the terms of this Indenture in excess of the Maximum Percentage shall not be deemed to be beneficially owned by such Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the Exchange Act. No prior inability to convert such Notes pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of convertibility. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 14.13 to the extent necessary to correct this paragraph (or any portion of this paragraph) which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 14.13 or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitation contained in this paragraph may not be waived and shall apply to a successor holder of such Notes. Neither the Trustee nor the Conversion Agent shall have any responsibility to determine the Maximum Percentage or whether the issuance of any shares results in a Holder or Attribution Party having Excess Shares or otherwise determine or monitor compliance with the terms of this Section 14.13. Notwithstanding anything to contrary herein, if in connection with any Mandatory Conversion of a Holder’s Notes there would be Excess Shares or unconverted Notes with respect to such Holder, all such Holder’s Notes (including any unconverted Notes) shall nevertheless be deemed to have been converted, discharged, satisfied and repaid in full on the applicable Conversion Date and thereafter shall not accrue any interest, provided that, upon request by such Holder, such Holder shall be entitled to receive a number of shares of Common Stock equal to such Excess Shares subject to the foregoing provisions of this Section 14.13.

Section 14.14 Increased Conversion Rate Applicable to Certain Notes Surrendered in Connection with Make-Whole Fundamental Changes or Mandatory Conversion.

(a) If (i) the Effective Date of a Make-Whole Fundamental Change occurs prior to the Maturity Date and a Holder elects to convert its Notes in connection with such Make-Whole Fundamental Change or (ii) the Company delivers a Mandatory Conversion Notice in connection with such Make-Whole Fundamental Change as provided under Section 14.03, as the case may be, the Company shall, under the circumstances described below, increase the Conversion Rate for the Notes so surrendered for conversion by a number of additional shares of Common Stock (the “Additional Shares”), to the extent and as described below. A conversion of Notes shall be deemed for these purposes to be “in connection with” such Make-Whole Fundamental Change (i) if the relevant Conversion Date occurs during the period from, and including, the Effective Date of the Make-Whole Fundamental Change up to, and including, the Business Day immediately prior to the related Fundamental Change Repurchase Date (or, in the case of a Make-Whole Fundamental Change that would have been a Fundamental Change but for the proviso in clause (b) of the definition thereof, the thirty-fifth (35th) Trading Day immediately following the Effective Date of such Make-Whole Fundamental Change) (such period, the “Make-Whole Fundamental Change Period”), or (ii) if it is a Mandatory Conversion.

(b) Upon surrender of Notes for conversion in connection with a Make-Whole Fundamental Change or Mandatory Conversion in connection with a Make-Whole Fundamental Change, the Company shall satisfy the related Conversion Obligation by Physical Settlement in accordance with Section 14.02; provided, however, that if, at the effective time of a Make-Whole Fundamental Change described in clause (b) of the definition of Fundamental Change, the Reference Property following such Make-Whole Fundamental Change is composed entirely of cash, for any conversion of Notes following the Effective Date of such Make-Whole Fundamental Change, the Conversion Obligation shall be calculated based solely on the Stock Price for the transaction and shall be deemed to be an amount of cash per $1,000 principal amount of converted Notes equal to the Conversion Rate (including any increase to reflect the Additional Shares), multiplied by such Stock Price. In such event, the Conversion Obligation shall be determined and paid to Holders in cash on the second (2nd) Business Day following the Conversion Date. The Company shall notify in writing the Holders, the Trustee and the Conversion Agent (if other than the Trustee) of the Effective Date of any Make-Whole Fundamental Change no later than five (5) Business Days after such Effective Date.

(c) The number of Additional Shares, if any, by which the Conversion Rate shall be increased for conversions in connection with a Make-Whole Fundamental Change or Mandatory Conversion shall be determined by reference to the table below, based on the date on which the Make-Whole Fundamental Change occurs or becomes effective or the date the Company delivers the Mandatory Conversion Notice, as the case may be (in each case, the “Effective Date”) and the price (the “Stock Price”) paid (or deemed to be paid) per share of the Common Stock in the Make-Whole Fundamental Change or determined with respect to the Mandatory Conversion Notice, as the case may be. If the holders of the Common Stock receive in exchange for their Common Stock only cash in a Make-Whole Fundamental Change described in clause (b) of the definition of Fundamental Change, the Stock Price shall be the cash amount paid per share. Otherwise, the Stock Price shall be the average of the Last Reported Sale Prices of the Common Stock over the five (5) consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the applicable Effective Date. The Board of Directors shall make appropriate adjustments to the Stock Price, in its good faith determination, to account for any adjustment to the Conversion Rate that becomes effective, or any event requiring an adjustment to the Conversion Rate where the Record Date, Effective Date (as such term is used in Section 14.04) or Expiration Date of the event occurs during such five (5) consecutive Trading Day period. If a Mandatory Conversion would also be deemed to be in connection with a Make-Whole Fundamental Change, a Holder of any such Notes to be converted will be entitled to a single increase to the Conversion Rate with respect to the first to occur of the Effective Date of the Mandatory Conversion Notice or the Make-Whole Fundamental Change, as applicable, and the later event shall be deemed not to have occurred for purposes of this Section 14.14.

(d) The Stock Prices set forth in the column headings of the table below shall be adjusted as of any date on which the Conversion Rate of the Notes is otherwise adjusted. The adjusted Stock Prices shall equal the Stock Prices applicable immediately prior to such adjustment, multiplied by a fraction, the numerator of which is the Conversion Rate immediately prior to such adjustment giving rise to the Stock Price adjustment and the denominator of which is the Conversion Rate as so adjusted. The number of Additional Shares set forth in the table below shall be adjusted in the same manner and at the same time as the Conversion Rate as set forth in Section 14.04.

(e) The following table sets forth the number of Additional Shares of Common Stock by which the Conversion Rate shall be increased per $1,000 principal amount of Notes pursuant to this Section 14.14 for each Stock Price and Effective Date set forth below:

Stock Price
Effective Date	$10.00	$12.00	$14.00	$16.00	$18.00	$20.00	$25.00	$30.00	$40.00	$50.00
[ ], 2021	13.0430	10.3742	8.5279	7.1688	6.1244	5.2955	3.8212	2.8560	1.6878	1.0284
[ ], 2022	13.0430	9.5508	7.8307	6.5875	5.6406	4.8920	3.5604	2.6833	1.6085	0.9908
[ ], 2023	13.0430	8.3992	6.8107	5.7119	4.8950	4.2570	3.1300	2.3863	1.4633	0.9192
[ ], 2024	13.0430	6.8975	5.3921	4.4631	3.8133	3.3215	2.4664	1.9057	1.2068	0.7876
[ ], 2025	13.0430	4.8858	3.3421	2.6519	2.2467	1.9590	1.4708	1.1507	0.7513	0.5118
[ ], 2026	13.0430	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000

The exact Stock Price and Effective Date may not be set forth in the table above, in which case:

(i) if the Stock Price is between two Stock Prices in the table above or the Effective Date is between two Effective Dates in the table, the number of Additional Shares by which the conversion rate shall be increased shall be determined by a straight-line interpolation between the number of Additional Shares set forth for the higher and lower Stock Prices and the earlier and later Effective Dates, as applicable, based on a three hundred sixty-five (365) day year;

(ii) if the Stock Price is greater than $50.00 per share (subject to adjustment in the same manner as the Stock Prices set forth in the column headings of the table above pursuant to subsection (e) above), no Additional Shares shall be added to the Conversion Rate; and

(iii) if the Stock Price is less than $10.00 per share (subject to adjustment in the same manner as the Stock Prices set forth in the column headings of the table above pursuant to subsection (e) above), no Additional Shares shall be added to the Conversion Rate.

Notwithstanding the foregoing, in no event shall the Conversion Rate per $1,000 principal amount of Notes exceed 100.0005 shares of Common Stock, subject to adjustment in the same manner as the Conversion Rate pursuant to Section 14.04.

Nothing in this Section 14.14 shall prevent an adjustment to the Conversion Rate that would otherwise be required pursuant to Section 14.04 in respect of a Make-Whole Fundamental Change.

Notwithstanding the foregoing, if in connection with any conversion of a Note (i) the Conversion Rate is eligible for adjustment in accordance with this Section 14.14 and (ii) the Holder is entitled to receive the Interest Make-Whole Amount with respect to such Note, then one, but not both, of (A) the Conversion Rate adjustment in accordance with this Section 14.14 and (B) the payment by the Company of the Interest Make-Whole Amount, shall apply, in each case according to which of (A) or (B) would result in more consideration being paid and/or delivered to the Holder in respect of such conversion.

ARTICLE 15

REPURCHASE OF NOTES AT OPTION OF HOLDERS

Section 15.01 [Intentionally Omitted].

Section 15.02 Repurchase at Option of Holders Upon a Fundamental Change.

(a) If a Fundamental Change occurs at any time prior to the Maturity Date, each Holder shall have the right, at such Holder’s option, to require the Company to repurchase for cash all of such Holder’s Notes, or any portion of the principal amount thereof properly surrendered and not validly withdrawn pursuant to Section 15.03 that is equal to $1,000 or an integral multiple of $1,000, on the date (the “Fundamental Change Repurchase Date”) specified by the Company that is not less than twenty (20) Business Days or more than thirty-five (35) Business Days following the date of the Fundamental Change Company Notice at a repurchase price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, plus any remaining amounts that would be owed to, but excluding, the Maturity Date (the “Fundamental Change Repurchase Price”), unless the Fundamental Change Repurchase Date falls after a Regular Record Date but on or prior to the Interest Payment Date to which such Regular Record Date relates, in which case the Company shall instead pay the full amount of accrued and unpaid interest (to, but excluding, such Interest Payment Date) to Holders of record as of such Regular Record Date, and the Fundamental Change Repurchase Price shall be equal to 100% of the principal amount of Notes to be repurchased pursuant to this Article 0. The Fundamental Change Repurchase Date shall be subject to postponement in order to allow the Company to comply with applicable law.

(b) Repurchases of Notes under this Section 15.02 shall be made, at the option of the Holder thereof, upon:

(i) delivery to the paying agent by a Holder of a duly completed notice (the “Fundamental Change Repurchase Notice”) in the form set forth in Attachment 2 to the Form of Note attached hereto as Exhibit A, if the Notes are Physical Notes, or in compliance with the Applicable Procedures for surrendering interests in Global Notes, if the Notes are Global Notes, in each case on or before the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date; and

(ii) delivery of the Notes, if the Notes are Physical Notes, to the paying agent at any time after delivery of the Fundamental Change Repurchase Notice (together with all necessary endorsements for transfer) at the office of the paying agent, or book- entry transfer of the Notes, if the Notes are Global Notes, in compliance with the procedures of the Depositary, in each case such delivery being a condition to receipt by the Holder of the Fundamental Change Repurchase Price therefor.

The Fundamental Change Repurchase Notice in respect of any Notes to be repurchased shall state:

(iii) in the case of Physical Notes, the certificate numbers of the Notes to be delivered for repurchase;

(iv) the portion of the principal amount of Notes to be repurchased, which must be in minimum denominations of $1,000 or an integral multiple thereof; and

(v) that the Notes are to be repurchased by the Company pursuant to the applicable provisions of the Notes and this Indenture;

provided, however, that if the Notes are Global Notes, the Fundamental Change Repurchase Notice must comply with the Applicable Procedures.

Notwithstanding anything herein to the contrary, any Holder delivering to the paying agent the Fundamental Change Repurchase Notice contemplated by this Section 15.02 shall have the right to withdraw, in whole or in part, such Fundamental Change Repurchase Notice at any time prior to the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date by delivery of a written notice of withdrawal to the paying agent in accordance with Section 15.03.

The paying agent shall promptly notify the Company of the receipt by it of any Fundamental Change Repurchase Notice or written notice of withdrawal thereof.

(c) On or before the twentieth (20th) Business Day after the occurrence of the effective date of a Fundamental Change, the Company shall provide to all Holders of Notes, the Trustee, the Conversion Agent (if other than the Trustee) and the paying agent (in the case of a paying agent other than the Trustee) a written notice (the “Fundamental Change Company Notice”) of the occurrence of the effective date of the Fundamental Change and of the repurchase right at the option of the Holders arising as a result thereof. In the case of Physical

Notes, such notice shall be by first class mail or, in the case of Global Notes, such notice shall be delivered in accordance with the Applicable Procedures of the Depositary. Each Fundamental Change Company Notice shall specify:

(i) the events causing the Fundamental Change;

(ii) the effective date of the Fundamental Change;

(iii) the last date on which a Holder may exercise the repurchase right pursuant to this Article 15;

(iv) the Fundamental Change Repurchase Price;

(v) the Fundamental Change Repurchase Date;

(vi) the name and address of the paying agent and the Conversion Agent, if applicable;

(vii) if applicable, the Conversion Rate and any adjustments to the Conversion Rate;

(viii) that the Notes with respect to which a Fundamental Change Repurchase Notice has been delivered by a Holder may be converted only if the Holder withdraws the Fundamental Change Repurchase Notice in accordance with the terms of this Indenture; and

(ix) the procedures that Holders must follow to require the Company to repurchase their Notes.

No failure of the Company to give the foregoing notices and no defect therein shall limit the Holders’ repurchase rights or affect the validity of the proceedings for the repurchase of the Notes pursuant to this Section 15.02. Simultaneously with providing such notice, the Company will publish such information on its website or through such other public medium as the Company may use at that time.

At the Company’s written request, given at least (5) five days prior to the date the Fundamental Change Company Notice is to be sent, the Trustee shall give such notice in the Company’s name and at the Company’s expense; provided, however, that, in all cases, the text of such Fundamental Change Company Notice shall be prepared by the Company.

(d) Notwithstanding the foregoing, no Notes may be repurchased by the Company on any date at the option of the Holders in connection with a Fundamental Change if the principal amount of the Notes has been accelerated, and such acceleration has not been rescinded, on or prior to such date (except in the case of an acceleration resulting from a Default by the Company in the payment of the Fundamental Change Repurchase Price with respect to such Notes). The paying agent will promptly return to the respective Holders thereof any Physical Notes held by it during the acceleration of the Notes (except in the case of an acceleration resulting from a Default by the Company in the payment of the Fundamental Change Repurchase Price with respect to such Notes), or any instructions for book-entry transfer of the Notes in compliance with the Applicable Procedures shall be deemed to have been cancelled, and, upon such return or cancellation, as the case may be, the Fundamental Change Repurchase Notice with respect thereto shall be deemed to have been withdrawn.

(e) Notwithstanding anything to the contrary in this Indenture, the Company shall not be required to repurchase, or to make an offer to repurchase, the Notes upon a Fundamental Change if a third party makes such an offer in the same manner, at the same time and otherwise in compliance with the requirements for an offer made by the Company as set forth in this Article 0 (including, without limitation, the requirement to comply with applicable securities laws), and such third party purchases all Notes properly surrendered and not validly withdrawn under its offer in the same manner, at the same time and otherwise in compliance with the requirements for an offer made by the Company as set forth in this Article 0 (including the requirement to pay the Fundamental Change Repurchase Price on the later of the applicable Fundamental Change Repurchase Date and the time of book-entry transfer or delivery of the relevant Notes); provided that the Company shall continue to be obligated to (x) deliver the applicable Fundamental Change Repurchase Notice to the Holders (which Fundamental Change Repurchase Notice shall state that such third party shall make such an offer to purchase the

Notes) and to simultaneously with such Fundamental Change Repurchase Notice publish a notice containing such information in a newspaper of general circulation in the City of New York or publish the information on the Company’s website or through such other public medium as the Company may use at that time, (y) comply with applicable securities laws as set forth in this Indenture in connection with any such purchase and (z) pay the applicable Fundamental Change Repurchase Price on the later of the applicable Fundamental Change Repurchase Date and the time of book-entry transfer or delivery of the relevant Notes in the event such third party fails to make such payment in such amount at such time.

(f) For purposes of this Article 0, the paying agent may be any agent, depositary, tender agent, paying agent or other agent appointed by the Company to accomplish the purposes set forth herein.

Section 15.03 Withdrawal of Fundamental Change Repurchase Notice. (a) A Fundamental Change Repurchase Notice may be withdrawn (in whole or in part) by means of a written notice of withdrawal delivered to the office of the paying agent in accordance with this Section 15.03 at any time prior to the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date, specifying:

(i) the principal amount of the Notes with respect to which such notice of withdrawal is being submitted, which must be $1,000 or an integral multiple thereof,

(ii) if Physical Notes have been issued, the certificate number of the Note in respect of which such notice of withdrawal is being submitted, and

(iii) the principal amount, if any, of such Note that remains subject to the original Fundamental Change Repurchase Notice, which portion must be in principal amounts of $1,000 or an integral multiple of $1,000;

provided, however, that if the Notes are Global Notes, the notice of withdrawal must comply with appropriate procedures of the Depositary.

Section 15.04 Deposit of Fundamental Change Repurchase Price.

(a) The Company will deposit with the Trustee (or other paying agent appointed by the Company), or if the Company is acting as its own paying agent, set aside, segregate and hold in trust as provided in Section 4.04 on or prior to 11:00 a.m., New York City time, on the Fundamental Change Repurchase Date (subject to extension in order to allow the Company to comply with applicable law) an amount of money sufficient to repurchase all of the Notes to be repurchased at the appropriate Fundamental Change Repurchase Price. Subject to receipt of funds and/or Notes by the Trustee (or other paying agent appointed by the Company), payment for Notes surrendered for repurchase (and not validly withdrawn prior to the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date) will be made on the later of (i) the Fundamental Change Repurchase Date (provided the Holder has satisfied the conditions in Section 15.02) and (ii) the time of book-entry transfer or the delivery of such Note to the Trustee (or other paying agent appointed by the Company) by the Holder thereof in the manner required by Section 15.02 by mailing checks for the amount payable to the Holders of such Notes entitled thereto as they shall appear in the Note Register; provided, however, that payments to the Depositary shall be made by wire transfer of immediately available funds to the account of the Depositary or its nominee. The Trustee shall, promptly after such payment and upon written demand by the Company, return to the Company any funds in excess of the Fundamental Change Repurchase Price.

(b) If by 11:00 a.m. New York City time, on the Fundamental Change Repurchase Date, the Trustee (or other paying agent appointed by the Company) holds money sufficient to make payment on all the Notes or portions thereof that are to be repurchased on such Fundamental Change Repurchase Date, or, if extended in order to allow the Company to comply with applicable law, such later date, then, with respect to the Notes that have been properly surrendered for repurchase and have not been validly withdrawn in accordance with the provisions of this Indenture and the Applicable Procedures of the Depositary, (i) such Notes will cease to be outstanding, (ii) interest will cease to accrue on such Notes on the Fundamental Change Repurchase Date or, if extended in order to allow the Company to comply with applicable law, such later date (whether or not book-entry transfer of the Notes has been made or the Notes have been delivered to the Trustee or paying agent) and (iii) all other rights of the Holders of such Notes with respect to the Notes will terminate on the Fundamental Change Repurchase Date or, if extended in order to allow the Company to comply with applicable law, such later date (other than (x) the right to receive the Fundamental Change Repurchase Price and (y) to the extent not included in the Fundamental Change Repurchase Price, accrued and unpaid interest, if applicable).

(c) Upon surrender of a Physical Note that is to be repurchased in part pursuant to Section 15.02, the Company shall execute and the Trustee shall authenticate and deliver to the Holder a new Physical Note in an authorized denomination equal in principal amount to the unrepurchased portion of the Physical Note surrendered.

Section 15.05 Repurchase of Notes. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Indenture relating to the Company’s obligations to purchase the Notes upon a Fundamental Change, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under such provisions of this Indenture by virtue of such conflict.

ARTICLE 16

NO REDEMPTION

Section 16.01 No Redemption. The Notes shall not be redeemable by the Company prior to the Maturity Date, and no sinking fund is provided for the Notes.

ARTICLE 17

MISCELLANEOUS PROVISIONS

Section 17.01 Provisions Binding on Company’s Successors. All the covenants, stipulations, promises and agreements of the Company contained in this Indenture shall bind its successors and assigns whether so expressed or not.

Section 17.02 Official Acts by Successor Corporation. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or Officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation or other entity that shall at the time be the lawful sole successor of the Company.

Section 17.03 Addresses for Notices, Etc. Any notice or demand that by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders on the Company shall be deemed to have been sufficiently given or made, for all purposes if given or served by being deposited postage prepaid by registered or certified mail in a post office letter box addressed (until another address is delivered by the Company to the Trustee) to BigBear.ai Holdings, Inc., [ ], Attention: [General Counsel], with a copy sent to DLA Piper LLP (US), 555 Mission Street, Suite 2400, San Francisco, CA 94105-2933, Attention: Jeffrey C. Selman, Esq. Any notice, direction, request or demand hereunder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if it is in writing and actually received by the Trustee at the Corporate Trust Office. In no event shall the Trustee or the Conversion Agent be obligated to monitor any website maintained by the Company or any press releases issued by the Company.

The Trustee, by notice to the Company, may designate additional or different addresses for subsequent notices or communications.

Any notice or communication delivered or to be delivered to a Holder of Physical Notes shall be mailed to it by first class mail, postage prepaid, at its address as it appears on the Note Register and shall be sufficiently given to it if so mailed within the time prescribed. Any notice or communication delivered or to be delivered to a Holder of Global Notes shall be delivered in accordance with the Applicable Procedures of the Depositary and shall be sufficiently given to it if so delivered within the time prescribed.

Failure to mail or deliver a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed or delivered, as the case may be, in the manner provided above, it is duly given, whether or not the addressee receives it.

In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

Notwithstanding any other provision of this Indenture or any Note, where this Indenture or any

Note provides for notice of any event to a Holder of a Global Note (whether by mail or otherwise), such notice shall be properly delivered if delivered to The Depository Trust Company (“DTC”) (or its designee) in accordance with the applicable procedures of DTC.

Section 17.04 Governing Law; Jurisdiction. THIS INDENTURE AND EACH NOTE, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS INDENTURE AND EACH NOTE, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

The Company irrevocably consents and agrees, for the benefit of the Holders from time to time of the Notes and the Trustee, that any legal action, suit or proceeding against it with respect to obligations, liabilities or any other matter arising out of or in connection with this Indenture or the Notes may be brought in the courts of the State of New York or the courts of the United States located in the Borough of Manhattan, New York City, New York and, until amounts due and to become due in respect of the Notes have been paid, hereby irrevocably consents and submits to the non-exclusive jurisdiction of each such court in personam, generally and unconditionally with respect to any action, suit or proceeding for itself in respect of its properties, assets and revenues.

The Company irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings arising out of or in connection with this Indenture brought in the courts of the State of New York or the courts of the United States located in the Borough of Manhattan, New York City, New York and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

Section 17.05 Evidence of Compliance with Conditions Precedent; Certificates and Opinions of Counsel to Trustee. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture (other than, with respect to an Opinion of Counsel, in connection with the issuance and authentication of the Notes on the date of this Indenture), the Company shall furnish to the Trustee an Officer’s Certificate and an Opinion of Counsel, stating that such action is permitted by the terms of this Indenture and that all conditions precedent to such action have been complied with. With respect to matters of fact, an Opinion of Counsel may rely on an Officer’s Certificate or certificates of public officials.

Each Officer’s Certificate and Opinion of Counsel provided for, by or on behalf of the Company in this Indenture and delivered to the Trustee with respect to compliance with this Indenture (other than the Officer’s Certificates provided for in Section 4.08) shall include (a) a statement that the person signing such certificate is familiar with the requested action and this Indenture; (b) a brief statement as to the nature and scope of the examination or investigation upon which the statement contained in such certificate is based; (c) a statement that, in the judgment of such person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed judgment as to whether or not such action is permitted by this Indenture; and (d) a statement as to whether or not, in the judgment of such person, such action is permitted by this Indenture and that all conditions precedent to such action have been complied with.

Section 17.06 Legal Holidays. In any case where any Interest Payment Date, any Fundamental Change Repurchase Date or the Maturity Date is not a Business Day, then any action to be taken on such date need not be taken on such date, but may be taken on the next succeeding Business Day with the same force and effect as if taken on such date, and no interest shall accrue on any such payment in respect of the delay.

Section 17.07 No Security Interest Created. Nothing in this Indenture or in the Notes, expressed or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect, in any jurisdiction.

Section 17.08 Benefits of Indenture. Nothing in this Indenture or in the Notes, expressed or implied, shall give to any Person, other than the Holders, the parties hereto, any Paying Agent, any Conversion Agent, any Custodian, any authenticating agent, any Note Registrar and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 17.09 Table of Contents, Headings, Etc. The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

Section 17.10 Authenticating Agent. The Trustee may appoint an authenticating agent that shall be authorized to act on its behalf and subject to its direction in the authentication and delivery of Notes in connection with the original issuance thereof and transfers and exchanges of Notes hereunder, including under Section 2.04, Section 2.05, Section 2.06, Section 2.07, Section 10.04 and Section 15.04 as fully to all intents and purposes as though the authenticating agent had been expressly authorized by this Indenture and those Sections to authenticate and deliver Notes. For all purposes of this Indenture, the authentication and delivery of Notes by the authenticating agent shall be deemed to be authentication and delivery of such Notes “by the Trustee” and a certificate of authentication executed on behalf of the Trustee by an authenticating agent shall be deemed to satisfy any requirement hereunder or in the Notes for the Trustee’s certificate of authentication. Such authenticating agent shall at all times be a Person eligible to serve as trustee hereunder pursuant to Section 7.08.

Any corporation or other entity into which any authenticating agent may be merged or converted or with which it may be consolidated, or any corporation or other entity resulting from any merger, consolidation or conversion to which any authenticating agent shall be a party, or any corporation or other entity succeeding to all or substantially all of the corporate trust business of any authenticating agent, shall be the successor of the authenticating agent hereunder, if such successor corporation or other entity is otherwise eligible under this Section 17.10, without the execution or filing of any paper or any further act on the part of the parties hereto or the authenticating agent or such successor corporation or other entity.

Any authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible under this Section, the Trustee may appoint a successor authenticating agent (which may be the Trustee), shall give written notice of such appointment to the Company and shall deliver notice of such appointment to all Holders.

The Company agrees to pay to the authenticating agent from time to time reasonable compensation for its services although the Company may terminate the authenticating agent, if it determines such agent’s fees to be unreasonable.

The provisions of Section 7.02, Section 7.03, Section 7.04, Section 8.03 and this Section 17.10 shall be applicable to any authenticating agent.

If an authenticating agent is appointed pursuant to this Section 17.10, the Notes may have endorsed thereon, in addition to the Trustee’s certificate of authentication, an alternative certificate of authentication in the following form:

______________________________,

as Authenticating Agent, certifies that this is one of the Notes described in the within-named Indenture.

By: __________________________________________

Authorized Signatory

Section 17.11 Execution in Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Indenture and of signature pages by facsimile, PDF or other electronic transmission shall constitute effective execution and delivery of this Indenture as to the parties hereto and may be used in lieu of the original Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile, PDF or other electronic means shall be deemed to be their original signatures for all purposes. Unless otherwise provided in this Indenture or in any Note, the words “execute,” “execution,” “signed” and “signature” and words of similar import used in or related to any document to be signed in connection with this Indenture, any Note or any of the transactions contemplated hereby (including amendments, waivers, consents and other modifications) shall be deemed to include electronic signatures and the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature in ink or the use of a paper-based recordkeeping system, as applicable, to the fullest extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other similar state laws based on the Uniform Electronic Transactions Act; provided that, notwithstanding anything herein to the contrary, the Trustee is not under any obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Trustee pursuant to procedures approved by the Trustee.

Section 17.12 Severability. In the event any provision of this Indenture or in the Notes shall be invalid, illegal or unenforceable, then (to the extent permitted by law) the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired.

Section 17.13 Waiver of Jury Trial. EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 17.14 Force Majeure. In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, pandemics, epidemics, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services or the unavailability of the Federal Reserve Bank wire or telex write or communication facility; it being understood that the Trustee shall use reasonable efforts that are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

Section 17.15 Calculations. The Company shall be responsible for making all calculations called for under the Notes. These calculations include, but are not limited to, determinations of the Last Reported Sale Prices of the Common Stock, the Daily VWAPs, accrued interest payable on the Notes, any Additional Interest on the Notes, the Conversion Rate of the Notes, Buy-In Price, Maximum Percentage and Excess Shares. The Company shall make all these calculations in good faith and, absent manifest error, the Company’s calculations shall be final and binding on Holders of Notes. The Company shall provide a schedule of its calculations to each of the Trustee and the Conversion Agent, and each of the Trustee and Conversion Agent is entitled to rely conclusively upon the accuracy of the Company’s calculations without independent verification. The Trustee will forward the Company’s calculations to any registered Holder of Notes upon the written request of that Holder at the sole cost and expense of the Company. Neither the Trustee nor the Conversion Agent will have any responsibility to make calculations under this Indenture, nor will either of them have any responsibility to monitor the Company’s stock or trading price, determine whether the conditions to convertibility of the Notes have been met or determine whether the circumstances requiring changes to the Conversion Rate have occurred.

Section 17.16 USA PATRIOT Act. The parties hereto acknowledge that in accordance with Section 326 of the USA PATRIOT Act, the Trustee, like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Trustee. The parties to this Indenture agree that they will provide the Trustee with such information as it may request in order for the Trustee to satisfy the requirements of the USA PATRIOT Act.

Section 17.17 Tax Withholding. The Company or the Trustee, as the case may be, shall be entitled to make a deduction or withholding from any payment which it makes under this Indenture for or on account of any present or future taxes, duties or charges if and to the extent so required by any applicable law and any current or future regulations or agreements thereunder or official interpretations thereof or any law implementing an intergovernmental approach thereto, in each case, that a Holder is subject to pursuant to the Indenture (“Applicable Tax Law”), or by virtue of the relevant Holder failing to satisfy any certification or other requirements under Applicable Tax Law in respect of the Notes, in which event the Company or the Trustee, as the case may be, shall make such payment after such withholding or deduction has been made and shall account to the relevant authorities for the amount so withheld or deducted and shall have no obligation to gross up any payment hereunder or pay any additional amount as a result of such withholding tax.

Notwithstanding any other provision of this Indenture, if the Company or other applicable withholding agent pays withholding taxes or backup withholding on behalf of the Holder as a result of an adjustment or the nonoccurrence of an adjustment to the Conversion Rate, the Company or other applicable withholding agent may, at its option, withhold from or set off such payments against payments of cash and shares of Common Stock on the Note (or any payments on the Common Stock) or sales proceeds received by or other funds or assets of the Holder.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the date first written above.

BIGBEAR.AI HOLDINGS, INC.

By:
Name:
Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

[FORM OF FACE OF NOTE]

[INCLUDE FOLLOWING LEGEND IF A GLOBAL NOTE]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREUNDER IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[INCLUDE FOLLOWING LEGEND IF A RESTRICTED SECURITY]

[THIS SECURITY AND THE COMMON STOCK, IF ANY, ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE (NOTWITHSTANDING THE FOREGOING, THIS SECURITY AND THE COMMON STOCK, IF ANY, ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES). BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER AGREES FOR THE BENEFIT OF BIGBEAR.AI HOLDINGS, INC. (THE “COMPANY”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE DATE THAT IS THE LATER OF (X) ONE YEAR AFTER THE ISSUE DATE HEREOF OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THERETO AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT:

(A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, OR

(B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT AND IS EFFECTIVE AT THE TIME OF SUCH TRANSFER, OR

(C) TO A PERSON THAT YOU REASONABLY BELIEVE TO BE A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144 UNDER THE SECURITIES ACT, OR

(D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT; OR

(E) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (2)(E) ABOVE, THE COMPANY AND THE TRUSTEE RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER FOR THE COMPANY TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

NO AFFILIATE (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY OR PERSON THAT HAS BEEN AN AFFILIATE (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY DURING THE IMMEDIATELY PRECEDING THREE MONTHS MAY PURCHASE, OTHERWISE ACQUIRE OR HOLD THIS SECURITY OR A BENEFICIAL INTEREST HEREIN.]

BigBear.ai Holdings, Inc.

6.00% Convertible Senior Note due 2026

No. [     ]

[Initially]2 $[     ]

CUSIP No. [     ]3

BigBear.ai Holdings, Inc., a corporation duly organized and validly existing under the laws of the State of Delaware (the “Company,” which term includes any successor corporation or other entity under the Indenture referred to on the reverse hereof), for value received hereby promises to pay to [CEDE & CO.]4 [     ]5, or registered assigns, the principal sum [as set forth in the “Schedule of Exchanges of Notes” attached hereto]6 [of $[     ]]7, which amount, taken together with the principal amounts of all other outstanding Notes, shall not, unless permitted by the Indenture, exceed $200,000,000 in aggregate at any time, in accordance with the rules and procedures of the Depositary, on [     ], 2026, and interest thereon as set forth below.

This Note shall bear interest at the rate of 6.00% per year from [     ], 2021, or from the most recent date to which interest had been paid or provided for to, but excluding, the next scheduled Interest Payment Date until [     ], 2026. Interest is payable semi-annually in arrears on each [     ] and [     ] of each year (or, if such day is not a Business Day, the next succeeding Business Day), commencing on [     ], 2021, to Holders of record at the close of business on the preceding [     ] and [     ] (whether or not such day is a Business Day), respectively. Additional Interest will be payable as set forth in Section 6.03 of the within-mentioned Indenture, and any reference to interest on, or in respect of, any Note therein shall be deemed to include Additional Interest if, in such context, Additional Interest is, was or would be payable pursuant to Section 6.03, and any express mention of the payment of Additional Interest in any provision therein shall not be construed as excluding Additional Interest in those provisions thereof where such express mention is not made.

Any Defaulted Amounts shall accrue interest per annum at the rate borne by the Notes, subject to the enforceability thereof under applicable law, from, and including, the relevant payment date to, but excluding, the date on which such Defaulted Amounts shall have been paid by the Company, at its election, in accordance with Section 2.03(c) of the Indenture.

The Company shall pay the principal of and interest on this Note, if and so long as such Note is a Global Note, in immediately available funds to the Depositary or its nominee, as the case may be, as the registered Holder of such Note. As provided in and subject to the provisions of the Indenture, the Company shall pay the principal of any Notes (other than Notes that are Global Notes) at the office or agency designated by the Company for that purpose. The Company has initially designated the Trustee as its Paying Agent and Note Registrar in respect of the Notes and the Corporate Trust Office located in the United States of America as a place where Notes may be presented for payment or for registration of transfer and exchange.

Reference is made to the further provisions of this Note set forth on the reverse hereof, including, without limitation, provisions giving the Holder of this Note the right to convert this Note into shares of Common Stock

[2]	Include if a global note.
[3]

Subject to the procedures of the Depositary, at such time as the Company notifies the Trustee that the Restrictive Legend is to be removed in accordance with the Indenture, the CUSIP number for this Note shall be deemed to be [    ].

[4]	Include if a global note.
[5]	Include if a physical note.
[6]	Include if a global note.
[7]	Include if a physical note.

on the terms and subject to the limitations set forth in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note, and any claim, controversy or dispute arising under or related to this Note, shall be construed in accordance with and governed by the laws of the State of New York (without regard to the conflicts of laws provisions thereof).

In the case of any conflict between this Note and the Indenture, the provisions of the Indenture shall control and govern.

This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed manually by the Trustee or a duly authorized authenticating agent under the Indenture.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

BIGBEAR.AI HOLDINGS, INC.

By:
Name:
Title:

Dated:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee, certifies that this is one of the Notes described in the within-named Indenture.

By:
Authorized Signatory

[FORM OF REVERSE OF NOTE]

BigBear.ai Holdings, Inc.

6.00% Convertible Senior Note due 2026

This Note is one of a duly authorized issue of Notes of the Company, designated as its 6.00% Convertible Senior Notes due 2026 (the “Notes”), limited to the aggregate principal amount of $200,000,000 all issued or to be issued under and pursuant to an Indenture dated as of [    ], 2021 (the “Indenture”), between the Company and Wilmington Trust, National Association, as trustee (the “Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Notes. Additional Notes may be issued in an unlimited aggregate principal amount, subject to certain conditions specified in the Indenture. Capitalized terms used in this Note and not defined in this Note shall have the respective meanings set forth in the Indenture.

In case certain Events of Default shall have occurred and be continuing, the principal of, and interest on, all Notes may be declared, by either the Trustee or Holders of at least 25% in aggregate principal amount of Notes then outstanding, and upon said declaration shall become, due and payable, in the manner, with the effect and subject to the conditions and certain exceptions set forth in the Indenture.

Subject to the terms and conditions of the Indenture, the Company will make all payments and deliveries in respect of the Fundamental Change Repurchase Price on the Fundamental Change Repurchase Date and the principal amount on the Maturity Date, as the case may be, to the Holder who surrenders a Note to a Paying Agent to collect such payments in respect of the Note. The Company will pay cash amounts in money of the United States that at the time of payment is legal tender for payment of public and private debts.

The Indenture contains provisions permitting the Company and the Trustee in certain circumstances, without the consent of the Holders of the Notes, and in certain other circumstances, with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures modifying the terms of the Indenture and the Notes as described therein. It is also provided in the Indenture that, subject to certain exceptions, the Holders of a majority in aggregate principal amount of the Notes at the time outstanding may on behalf of the Holders of all of the Notes waive any past Default or Event of Default under the Indenture and its consequences.

Notwithstanding any other provision of the Indenture or any provision of this Note, each Holder shall have the contractual right to receive payment or delivery, as the case may be, of (x) the principal (including the Fundamental Change Repurchase Price, if applicable) of, (y) accrued and unpaid interest, if any, on, and (z) the consideration due upon conversion of, this Note, on or after the respective due dates expressed or provided for in this Note or in the Indenture, and the contractual right to institute suit for the enforcement of any such payment or delivery, as the case may be, on or after such respective dates, shall not be amended without the consent of each Holder.

The Notes are issuable in registered form without coupons in minimum denominations of $1,000 principal amount and integral multiples in excess thereof. At the office or agency of the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations, without payment of any service charge but, if required by the Company or Trustee, with payment of a sum sufficient to cover any transfer or similar tax that may be imposed in connection therewith as a result of the name of the Holder of the new Notes issued upon such exchange of Notes being different from the name of the Holder of the old Notes surrendered for such exchange.

The Notes are not subject to redemption through the operation of any sinking fund or otherwise.

Upon the occurrence of a Fundamental Change, the Holder has the right, at such Holder’s option, to require the Company to repurchase for cash all of such Holder’s Notes or any portion thereof (in principal amounts of $1,000 or integral multiples thereof) on the Fundamental Change Repurchase Date at a price equal to the Fundamental Change Repurchase Price.

Subject to the provisions of the Indenture, the Holder hereof has the right, at its option, during certain periods and upon the occurrence of certain conditions specified in the Indenture, prior to the close of business on the second Scheduled Trading Day immediately preceding the Maturity Date, to convert any Notes or portion thereof that is $1,000 or an integral multiple thereof, into shares of Common Stock at the Conversion Rate specified in the Indenture, as adjusted from time to time as provided in the Indenture.

ABBREVIATIONS

The following abbreviations, when used in the inscription of the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM = as tenants in common

UNIF GIFT MIN ACT = Uniform Gifts to Minors Act

CUST = Custodian

TEN ENT = as tenants by the entireties

JT TEN = joint tenants with right of survivorship and not as tenants in common Additional abbreviations may also be used though not in the above list.

SCHEDULE A8

SCHEDULE OF EXCHANGES OF NOTES

BigBear.ai Holdings, Inc.

6.00% Convertible Senior Notes due 2026

The initial principal amount of this Global Note is TWO HUNDRED MILLION DOLLARS ($200,000,000). The following increases or decreases in this Global Note have been made:

Date of exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Custodian

[8]	Include if a global note.

ATTACHMENT 1

[FORM OF NOTICE OF CONVERSION]

To:	Wilmington Trust, National Association

Global Capital Markets

50 South Sixth Street, Suite 1290

Minneapolis, MN 55402

Attention: BigBear.ai Notes Administrator

The undersigned registered owner of this Note hereby exercises the option to convert this Note, or the portion hereof (that is $1,000 principal amount or an integral multiple thereof) below designated, into shares of Common Stock in accordance with the terms of the Indenture referred to in this Note, and directs that any cash payable and any shares of Common Stock issuable and deliverable upon such conversion, together with any cash for any fractional share, and any Notes representing any unconverted principal amount hereof, be issued and delivered to the registered Holder hereof unless a different name has been indicated below. If any shares of Common Stock or any portion of this Note not converted are to be issued in the name of a Person other than the undersigned, the undersigned will pay all documentary, stamp or similar issue or transfer taxes, if any in accordance with Section 14.02(d) and Section 14.02(e) of the Indenture. Any amount required to be paid to the undersigned on account of interest accompanies this Note. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture.

Dated:

Signature

Signature Guarantee

Signature(s) must be guaranteed by

an eligible Guarantor Institution

(banks, stock brokers, savings and

loan associations and credit unions)

with membership in an approved

signature guarantee medallion program

pursuant to Securities and Exchange

Commission Rule 17Ad-15 if shares of Common Stock are to

be issued, or

Notes are to be delivered, other than

to and in the name of the registered holder.

Fill in for registration of shares if to be issued,

and Notes if to be delivered, other than to and in the name

of the registered holder:

(Name)

(Street Address)

(City, State and Zip Code)
Please print name and address

Principal amount to be converted (if less than all):

$__________,000

NOTICE: The above signature(s) of the Holder(s) hereof must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

Social Security or Other Taxpayer
Identification Number

ATTACHMENT 2

[FORM OF FUNDAMENTAL CHANGE REPURCHASE NOTICE]

To: Paying Agent

The undersigned registered owner of this Note hereby acknowledges receipt of a notice from BigBear.ai Holdings, Inc. (the “Company”) as to the occurrence of a Fundamental Change with respect to the Company and specifying the Fundamental Change Repurchase Date and requests and instructs the Company to pay to the registered holder hereof in accordance with Section 15.02 of the Indenture referred to in this Note (1) the entire principal amount of this Note, or the portion thereof (that is $1,000 principal amount or an integral multiple thereof) below designated, and (2) if such Fundamental Change Repurchase Date does not fall during the period after a Regular Record Date and on or prior to the corresponding Interest Payment Date, accrued and unpaid interest, if any, thereon to, but excluding, such Fundamental Change Repurchase Date. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture.

In the case of Physical Notes, the certificate numbers of the Notes to be repurchased are as set forth below:

Dated: __________

Signature(s)

Social Security or Other Taxpayer Identification Number
Principal amount to be repaid (if less than all):
$__________,000
NOTICE: The above signature(s) of the Holder(s) hereof must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

ATTACHMENT 3

[FORM OF ASSIGNMENT AND TRANSFER]

For value received _______________________ hereby sell(s), assign(s) and transfer(s) unto _______________________ (Please insert social security or Taxpayer Identification Number of assignee) the within Note, and hereby irrevocably constitutes and appoints _______________________ attorney to transfer the said Note on the books of the Company, with full power of substitution in the premises.

Dated:

Signature(s)

Signature Guarantee Signature(s) must be guaranteed by an eligible

Guarantor Institution (banks, stockbrokers, savings

and loan associations and credit unions) with

membership in an approved signature guarantee

medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 if Notes are to

be delivered, other than to and in the name of the registered holder.

NOTICE: The signature on the assignment must

correspond with the name as written upon the face of

the Note in every particular without alteration or

enlargement or any change whatever.

Annex H

BIGBEAR.AI HOLDINGS, INC.

2021 LONG-TERM INCENTIVE PLAN

ARTICLE I

PURPOSE

The purpose of this BigBear.ai Holdings, Inc. 2021 Long-Term Incentive Plan is to promote the success of the Company’s business for the benefit of its stockholders by enabling the Company to offer Eligible Individuals cash and stock-based incentives in order to attract, retain, and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders. The Plan is effective as of the date set forth in Article XV.

ARTICLE II

DEFINITIONS

For purposes of the Plan, the following terms shall have the following meanings:

2.1    “Affiliate” means a corporation or other entity controlled by, controlling, or under control with the Company. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person, means the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of such person, whether through the ownership of voting or other securities, by contract or otherwise.

2.2    “Applicable Law” means the requirements relating to the administration of equity-based awards and the related shares under U.S. state corporate law, U.S. federal and state securities laws, the rules of any stock exchange or quotation system on which the shares are listed or quoted, and any other applicable laws, including tax laws, of any U.S. or non-U.S. jurisdictions where Awards are, or will be, granted under the Plan.

2.3    “Award” means any award under the Plan of any Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Units, Performance Award, Other Stock-Based Award, or Cash Award. All Awards shall be granted by, confirmed by, and subject to the terms of a written or electronic agreement executed by the Company and the Participant.

2.4    “Award Agreement” means the written or electronic agreement, contract, certificate, or other instrument or document evidencing the terms and conditions of an individual Award. Each Award Agreement shall be subject to the terms and conditions of the Plan.

2.5    “Board” means the Board of Directors of the Company.

2.6    “Cash Award” means an Award granted pursuant to Section 10.3 of the Plan and payable in cash at such time or times and subject to such terms and conditions as determined by the Committee in its sole discretion.

2.7    “Cause” means, unless otherwise determined by the Committee in the applicable Award Agreement, with respect to a Participant’s Termination of Service: (a) in the case where there is no employment agreement, offer letter, consulting agreement, change in control agreement, or similar agreement in effect between the Company or an Affiliate and the Participant at the relevant time of determination (or where there is such agreement in effect but it does not define “cause” (or words of like import)), the Participant’s (i) commission of, indictment for, or plea of guilty or no contest to, a felony (or state law equivalent) or a crime involving dishonesty, moral turpitude or fraud or the commission of any other act involving willful malfeasance or breach of fiduciary duty with respect to the Company or an Affiliate; (ii) material non-performance of the Participant’s duties or failure to follow any lawful directive from the Company or any Affiliate; (iii) conduct that brings or is reasonably likely to bring the Company or an Affiliate negative publicity or into public disgrace, embarrassment, or disrepute or otherwise materially injures the integrity, character or reputation of the Company or an Affiliate; (iv) fraud, theft, embezzlement, gross negligence or willful misconduct or other act involving dishonesty with respect to the Company or an Affiliate; (v) violation of the Company’s or an Affiliate’s written policies or codes of conduct, including written policies related to discrimination, harassment, retaliation, performance of illegal or unethical activities, or ethical misconduct; (vi) insubordination or failure to follow the directions of the Participant’s reporting supervisor and/or of the Chief Executive Officer of the Company or the Board, as applicable, or (vii) breach of any employment, consulting or similar agreement with the Company or any Affiliate, including, without limitation, any non-competition, non-solicitation, no-hire, or confidentiality covenant between the Participant and the Company or an Affiliate; provided, that with respect to the foregoing clauses (ii), (vi) or (vii), to the extent such action or omission is capable of cure, the Company shall provide the Participant with written notice of such action or omission and the Participant shall have fifteen (15) days to cure such action or omission; or (b) in the case where there is an employment agreement, offer letter, consulting agreement, change in control agreement, or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “cause” (or words of like import), “cause” as defined under such agreement.

2.8    “Change in Control” means and includes each of the following, unless otherwise determined by the Committee in the applicable Award Agreement or other written agreement with a Participant approved by the Committee:

(a)    any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the Company), becoming the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities, excluding for purposes herein, acquisitions pursuant to a Business Combination (as defined below) that does not constitute a Change in Control as defined in Section 2.8(b);

(b)    a merger, reorganization, or consolidation of the Company or in which equity securities of the Company are issued (each, a “Business Combination”), other than a merger, reorganization, or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its direct or indirect Parent) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity (or, as applicable, a direct or indirect Parent of the Company or such surviving entity) outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than those covered by the exceptions in Section 2.8(a)) acquires more than 50% of the combined voting power of the Company’s then outstanding securities shall not constitute a Change in Control; or a merger or consolidation of the Company with any other entity, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its direct or indirect Parent) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity (or, as applicable, a direct or indirect Parent of the Company or such surviving entity) outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than those covered by the exceptions in Section 2.8(a)) acquires more than 50% of the combined voting power of the Company’s then outstanding securities shall not constitute a Change in Control;

(c)    during the period of two (2) consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in Sections 2.8(a) or (b)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two (2) year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(d)    a complete liquidation or dissolution of the Company or the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets other than the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.

For purposes of this Section 2.8, acquisitions or dispositions of securities of the Company by AE Industrial Partners, LP, any of its respective Affiliates, or any investment vehicle or fund controlled by or managed by, or otherwise affiliated with AE Industrial Partners, LP shall not constitute a Change in Control. Notwithstanding the foregoing, with respect to any Award that is characterized as “nonqualified deferred compensation” within the meaning of Section 409A of the Code, an event shall not be considered to be a Change in Control under the Plan for purposes of payment of such Award unless such event is also a “change in ownership,” a “change in effective control,” or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Code.

2.9    “Change in Control Price” means the highest price per Share paid in any transaction related to a Change in Control.

2.10    “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time. Any reference to any section of the Code shall also be a reference to any successor provision and any guidance and treasury regulation promulgated thereunder.

2.11    “Committee” means any committee of the Board duly authorized by the Board to administer the Plan; provided, however, that unless otherwise determined by the Board, the Committee shall consist solely of two or more Qualified Members. If no committee is duly authorized by the Board to administer the Plan, the term “Committee” shall be deemed to refer to the Board for all purposes under the Plan. The Board may abolish any Committee or re-vest in itself any previously delegated authority from time to time, and will retain the right to exercise the authority of the Committee to the extent consistent with Applicable Law.

2.12    “Common Stock” means the common stock, $[0.001] par value per share, of the Company.

2.13    “Company” means BigBear.ai Holdings, Inc. a Delaware corporation, and its successors by operation of law.

2.14    “Consultant” means any natural person who is an advisor or consultant to the Company or any of its Affiliates.

2.15    “Disability” means, unless otherwise determined by the Committee in the applicable Award Agreement, with respect to a Participant’s Termination of Service, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment, provided, however, for purposes of an Incentive Stock Option, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined by the Committee, and the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan in which a Participant participates that is maintained by the Company or any Affiliate.

2.16    “Dividend Equivalents” means a right granted to a Participant under the Plan to receive the equivalent value (in cash or Shares) of dividends paid on Shares.

2.17    “Effective Date” means the effective date of the Plan as defined in Article XV.

2.18    “Eligible Employees” means each employee of the Company or any of its Affiliates. An employee on a leave of absence may be an Eligible Employee.

2.19    “Eligible Individual” means an Eligible Employee, Non-Employee Director, or Consultant who is designated by the Committee in its discretion as eligible to receive Awards subject to the conditions set forth herein.

2.20    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. Reference to a specific section of the Exchange Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing, or superseding such section or regulation.

2.21    “Fair Market Value” means, for purposes of the Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below, the last sales price reported for the Common Stock on the applicable date: (a) as reported on the principal national securities exchange in the United States on which it is then traded or (b) if the Common Stock is not traded, listed, or otherwise reported or quoted, the Committee shall determine in good faith the Fair Market Value in whatever manner it considers appropriate taking into account the requirements of Section 409A of the Code. For purposes of the grant of any Award, the applicable date shall be the trading day immediately prior to the date on which the Award is granted. For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Committee or, if not a date on which the applicable market is open, the next day that it is open.

2.22    “Family Member” means “family member” as defined in Section A.1.(a)(5) of the general instructions of Form S-8.

2.23    “Incentive Stock Option” means any Stock Option that is awarded to an Eligible Employee who is an employee of the Company, its Subsidiaries, or its Parents (if any) under the Plan and that is intended to be, and designated as, an “Incentive Stock Option” within the meaning of Section 422 of the Code.

2.24    “Non-Employee Director” means a director or a member of the Board of the Company who is not an employee of the Company.

2.25    “Non-Qualified Stock Option” means any Stock Option awarded under the Plan that is not an Incentive Stock Option.

2.26    “Other Stock-Based Award” means an Award under Article X of the Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Shares.

2.27    “Parent” means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

2.28    “Participant” means an Eligible Individual to whom an Award has been granted pursuant to the Plan.

2.29    “Performance Award” means an Award granted to a Participant pursuant to Article IX hereof contingent upon achieving certain Performance Goals.

2.30    “Performance Goals” means goals established by the Committee as contingencies for Awards to vest and/or become exercisable or distributable.

2.31    “Performance Period” means the designated period during which the Performance Goals must be satisfied with respect to the Award to which the Performance Goals relate.

2.32    “Plan” means this BigBear.ai Holdings, Inc. 2021 Long-Term Incentive Plan, as amended from time to time.

2.33    “Qualified Member” means a member of the Board who is (a) a “non-employee director” within the meaning of Rule 16b-3(b)(3), and (b) “independent” under the listing standards or rules of the securities exchange upon which the Common Stock is traded, but only to the extent such independence is required to take the action at issue pursuant to such standards or rules.

2.34     “Restricted Stock” means an Award of Shares under the Plan that is subject to restrictions under Article VIII.

2.35    “Restricted Stock Units” means an unfunded, unsecured right to receive, on the applicable settlement date, one Share or an amount in cash or other consideration determined by the Committee to be of equal value as of such settlement date, subject to certain vesting conditions and other restrictions.

2.36    “Restriction Period” has the meaning set forth in Section 8.3(a) with respect to Restricted Stock.

2.37    “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.

2.38     “Section 409A of the Code” means the nonqualified deferred compensation rules under Section 409A of the Code and any applicable treasury regulations and other official guidance thereunder.

2.39    “Securities Act” means the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder. Reference to a specific section of the Securities Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing, or superseding such section or regulation.

2.40    “Shares” means shares of Common Stock.

2.41     “Stock Appreciation Right” shall mean a stock appreciation right granted pursuant to Article VII.

2.42    “Stock Option” or “Option” means any option to purchase Shares granted pursuant to Article VI.

2.43    “Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

2.44    “Ten Percent Stockholder” means a person owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.

2.45    “Termination of Service” means the termination of the applicable Participant’s employment with, or performance of services for, the Company and its Affiliates. Unless otherwise determined by the Committee, (a) if a Participant’s employment or services with the Company and its Affiliates terminates but such Participant continues to provide services to the Company and its Affiliates in a non-employee capacity, such change in status shall not be deemed a Termination of Service with the Company and its Affiliates and (b) a Participant employed by, or performing services for, an Affiliate that ceases to be an Affiliate shall also be deemed to have incurred a Termination of Service provided the Participant does not immediately thereafter become an employee of the Company or another Affiliate. Notwithstanding the foregoing provisions of this definition, with respect to any Award that constitutes a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code, a Participant shall not be considered to have experienced a “Termination of Service” unless the Participant has experienced a “separation from service” within the meaning of Section 409A of the Code.

ARTICLE III

ADMINISTRATION

3.1    Authority of the Committee. The Plan shall be administered by the Committee. Subject to the terms of the Plan and Applicable Law, the Committee shall have full authority to grant Awards to Eligible Individuals under the Plan. In particular, the Committee shall have the authority to:

(a)    determine whether and to what extent Awards, or any combination thereof, are to be granted hereunder to one or more Eligible Individuals;

(b)    determine the number of Shares to be covered by each Award granted hereunder;

(c)    determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the Shares relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

(d)    determine the amount of cash to be covered by each Award granted hereunder;

(e)    determine whether, to what extent, and under what circumstances grants of Options and other Awards under the Plan are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company outside of the Plan;

(f)    determine whether and under what circumstances an Award may be settled in cash, Shares, other property, or a combination of the foregoing;

(g)    determine whether, to what extent, and under what circumstances cash, Shares, or other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the Participant;

(h)    modify, waive, amend, or adjust the terms and conditions of any Award, at any time or from time to time, including, but not limited to, Performance Goals;

(i)    determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option;

(j)    determine whether to require a Participant, as a condition of the granting of any Award, to not sell or otherwise dispose of Shares acquired pursuant to the exercise or vesting of an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Award or Shares; and

(k)    modify, extend, or renew an Award, subject to Article XII and Section 6.3(l).

3.2    Guidelines. Subject to Article XII hereof, the Committee shall have the authority to adopt, alter, and repeal such administrative rules, guidelines, and practices governing the Plan and perform all acts, including the delegation of its responsibilities (to the extent permitted by Applicable Law and applicable stock exchange rules), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements or sub-plans relating thereto); and to otherwise supervise the administration of the Plan. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of the Plan. The Committee may adopt special rules, sub-plans, guidelines, and provisions for persons who are residing in or employed in, or subject to, the taxes of any domestic or foreign jurisdictions to satisfy or accommodate applicable foreign laws or to qualify for preferred tax treatment of such domestic or foreign jurisdictions.

3.3    Decisions Final. Any decision, interpretation, or other action made or taken in good faith by or at the direction of the Company, the Board, or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding, and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors, and assigns.

3.4    Procedures. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the by-laws of the Company, at such times and places as it shall deem advisable, including, without limitation, by telephone conference or by written consent to the extent permitted by Applicable Law. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all of the Committee members in accordance with the by-laws of the Company, shall be fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall make such rules and regulations for the conduct of its business as it shall deem advisable.

3.5    Designation of Consultants/Liability; Delegation of Authority.

(a)    The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of the Plan and (to the extent permitted by Applicable Law) may grant authority to officers of the Company to grant Awards and/or execute agreements or other documents on behalf of the Committee.

(b)    The Committee may employ such legal counsel, consultants, and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant, or agent shall be paid by the Company. The Committee, its members, and any person designated pursuant to subsection (a) above shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by Applicable Law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it.

(c)    The Committee may delegate any or all of its powers and duties under the Plan to a subcommittee of directors or to any officer of the Company, including the power to perform administrative functions and grant Awards; provided that such delegation does not (i) violate Applicable Law, or (ii) result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company. Upon any such delegation, all references in the Plan to the “Committee,” shall be deemed to include any subcommittee or officer of the Company to whom such powers have been delegated by the Committee. Any such delegation shall not limit the right of such subcommittee members or such an officer to receive Awards; provided, however, that such subcommittee members and any such officer may not grant Awards to himself or herself, a member of the Board, or any executive officer of the Company or an Affiliate, or take any action with respect to any Award previously granted to himself or herself, a member of the Board, or any executive officer of the Company or an Affiliate. The Committee may also appoint agents who are not executive officers of the Company or members of the Board to assist in administering the Plan, provided, however, that such individuals may not be delegated the authority to grant or modify any Awards that will, or may, be settled in Shares.

3.6    Indemnification. To the maximum extent permitted by Applicable Law and to the extent not covered by insurance directly insuring such person, each officer or employee of the Company or any of its Affiliates and member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel acceptable to the Committee) or liability (including any sum paid in settlement of a claim with the approval of the Committee), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of the Plan, except to the extent arising out of such officer’s, employee’s, member’s, or former member’s own fraud or bad faith. Such indemnification shall be in addition to any right of indemnification the employees, officers, directors, or members or former officers, directors, or members may have under Applicable Law or under the by-laws of the Company or any of its Affiliates. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to such individual under the Plan.

ARTICLE IV

SHARE LIMITATION

4.1    Shares. The aggregate number of Shares that may be issued or used for reference purposes or with respect to which Awards may be granted under the Plan shall not exceed [    ]1 Shares (subject to any increase or decrease pursuant to this Article IV), which may be either authorized and unissued Shares or Shares held in or acquired for the treasury of the Company or both. The number of Shares that may be issued or used for reference purposes or with respect to which Awards may be granted under the Plan shall be subject to an annual increase on the first day of each calendar year beginning January 1, 2022 and ending and including January 1, 2031, equal to the lesser of (a) 5 % of the aggregate number of Shares outstanding on the final day of the immediately preceding calendar year and (b) such smaller number of Shares as is determined by the Board. The aggregate number of Shares that may be issued or used with respect to any Incentive Stock Option shall not exceed [    ]2 Shares (subject to any increase or decrease pursuant to Section 4.3). Any Award under the Plan settled in cash shall not be counted against the foregoing maximum share limitations. Notwithstanding anything to the contrary contained herein, Shares subject to an Award under the Plan shall again be made available for issuance or delivery under the Plan if such Shares are (A) Shares tendered in payment of an Option, (B) Shares delivered or withheld by the Company to satisfy any tax withholding obligation, (C) Shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award, or (D) Shares subject to an Award that expires or is canceled, forfeited, or terminated without issuance of the full number of Shares to which the Award related.

4.2    Substitute Awards. In connection with an entity’s merger or consolidation with the Company or the Company’s acquisition of an entity’s property or stock, the Committee may grant Awards in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its Affiliate (“Substitute Awards”). Substitute Awards may be granted on such terms as the Committee deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards will not count against the overall share limit (nor shall Shares subject to a Substitute Award be added to the Shares available for Awards

[1]	NTD: To be equal to 10% of fully diluted equity of the Company.
[2]	NTD: Number of Shares to equal the initial share reserve.

under the Plan as provided above), except that Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grants pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards shall not be added to the Shares available for Awards under the Plan as provided above); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Eligible Employees or Non-Employee Directors prior to such acquisition or combination.

4.3    Adjustments.

(a)    The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization, or other change in the Company’s capital structure or its business, (ii) any merger or consolidation of the Company or any Affiliate, (iii) any issuance of bonds, debentures, or preferred or prior preference stock ahead of or affecting the Shares, (iv) the dissolution or liquidation of the Company or any Affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any Affiliate, or (vi) any other corporate act or proceeding.

(b)    Subject to the provisions of Section 11.1:

(i)    If the Company at any time subdivides (by any split, recapitalization, or otherwise) the outstanding Shares into a greater number of Shares, or combines (by reverse split, combination, or otherwise) its outstanding Shares into a lesser number of Shares, then the respective exercise prices for outstanding Awards that provide for a Participant-elected exercise and the number of Shares covered by outstanding Awards shall be appropriately adjusted by the Committee to prevent dilution or enlargement of the rights granted to, or available for, Participants under the Plan.

(ii)    Excepting transactions covered by Section 4.3(b)(i), if the Company effects any merger, consolidation, statutory exchange, spin-off, reorganization, sale or transfer of all or substantially all the Company’s assets or business, or other corporate transaction or event in such a manner that the Company’s outstanding Shares are converted into the right to receive (or the holders of Common Stock are entitled to receive in exchange therefor), either immediately or upon liquidation of the Company, securities or other property of the Company or other entity, then, subject to the provisions of Section 11.1, (A) the aggregate number or kind of securities that thereafter may be issued under the Plan, (B) the number or kind of securities or other property (including cash) to be issued pursuant to Awards granted under the Plan (including as a result of the assumption of the Plan and the obligations hereunder by a successor entity, as applicable), or (C) the exercise or purchase price thereof, shall be appropriately adjusted by the Committee to prevent dilution or enlargement of the rights granted to, or available for, Participants under the Plan.

(iii)    If there shall occur any change in the capital structure of the Company other than those covered by Section 4.3(b)(i) or 4.3(b)(ii), any conversion, any adjustment, or any issuance of any class of securities convertible or exercisable into, or exercisable for, any class of equity securities of the Company, then the Committee shall adjust any Award and make such other adjustments to the Plan to prevent dilution or enlargement of the rights granted to, or available for, Participants under the Plan.

(iv)    The Committee may adjust the Performance Goals applicable to any Awards to reflect any unusual or non-recurring events and other extraordinary items, impact of charges for restructurings, discontinued

operations, and the cumulative effects of accounting or tax changes, each as defined by generally accepted accounting principles or as identified in the Company’s financial statements, notes to the financial statements, management’s discussion and analysis, or other Company public filing.

(v)    Any such adjustment determined by the Committee pursuant to this Section 4.3(b) shall be final, binding, and conclusive on the Company and all Participants and their respective heirs, executors, administrators, successors, and permitted assigns. Any adjustment to, or assumption or substitution of, an Award under this Section 4.3(b) shall be intended to comply with the requirements of Section 409A of the Code and Treasury Regulation §1.424-1 (and any amendments thereto), to the extent applicable. Except as expressly provided in this Section 4.3 or in the applicable Award Agreement, a Participant shall have no additional rights under the Plan by reason of any transaction or event described in this Section 4.3.

4.4    Annual Limit on Non-Employee Director Compensation. In each calendar year during any part of which the Plan is in effect, a Non-Employee Director may not receive Awards for such individual’s service on the Board that, taken together with any cash fees paid to such Non-Employee Director during such calendar year for such individual’s service on the Board, have a value in excess of $750,000 (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes); provided, that (a) the Committee may make exceptions to this limit, except that the Non-Employee Director receiving such additional compensation may not participate in the decision to award such compensation and (b) for any calendar year in which a Non-Employee Director (i) first commences service on the Board, (ii) serves on a special committee of the Board, or (iii) serves as lead director or non-executive chair of the Board, additional compensation may be provided to such Non-Employee Director in excess of such limit; provided, further, that the limit set forth in this Section 4.4 shall be applied without regard to Awards or other compensation, if any, provided to a Non-Employee Director during any period in which such individual was an employee of the Company or any Affiliate or was otherwise providing services to the Company or to any Affiliate other than in the capacity as a Non-Employee Director.

ARTICLE V

ELIGIBILITY

5.1    General Eligibility. All current and prospective Eligible Individuals are eligible to be granted Awards. Eligibility for the grant of Awards and actual participation in the Plan shall be determined by the Committee in its sole discretion.

5.2    Incentive Stock Options. Notwithstanding the foregoing, only Eligible Employees who are employees of the Company, its Subsidiaries, or its Parents (if any) are eligible to be granted Incentive Stock Options under the Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in the Plan shall be determined by the Committee in its sole discretion.

5.3    General Requirement. The vesting and exercise of Awards granted to a prospective Eligible Individual are conditioned upon such individual actually becoming an Eligible Employee, Consultant, or Non-Employee Director, as applicable.

ARTICLE VI

STOCK OPTIONS

6.1    Options. Stock Options may be granted alone or in addition to other Awards granted under the Plan. Each Stock Option granted under the Plan shall be of one of two types: (a) an Incentive Stock Option or (b) a Non-Qualified Stock Option.

6.2    Grants. The Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options; provided, however, that Incentive Stock Options may only be granted to an Eligible Employee who is an employee of the Company, its Subsidiaries, or its Parents (if any). The Committee shall have the authority to grant any Consultant or Non-Employee Director one or more Non-Qualified Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not so qualify shall constitute a separate Non-Qualified Stock Option.

6.3    Terms of Options. Options granted under the Plan shall be evidenced by an Award Agreement and subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a)    Exercise Price. The exercise price per Share subject to a Stock Option shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Stock Option shall not be less than 100% (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110%) of the Fair Market Value at the time of grant.

(b)    Stock Option Term. The term of each Stock Option shall be fixed by the Committee, provided that no Stock Option shall be exercisable more than ten (10) years (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, five (5) years) after the date the Option is granted.

(c)    Exercisability. Unless otherwise provided by the Committee in accordance with the provisions of this Section 6.3, Stock Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

(d)    Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under Section 6.3(c), to the extent vested, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise (which may be electronic) to the Company specifying the number of Shares to be purchased. Such notice shall be accompanied by payment in full of the exercise price (which shall equal the product of such number of Shares to be purchased multiplied by the applicable exercise price). The exercise price for the Stock Options may be paid upon such terms and conditions as shall be established by the Committee and set forth in the applicable Award Agreement. Without limiting the foregoing, the Committee may establish payment terms for the exercise of Stock Options pursuant to which the Company may withhold a number of Shares that otherwise would be issued to the Participant in connection with the exercise of the Stock Option having a Fair Market Value on the date of exercise equal to the exercise price, or that permit the Participant to deliver cash or Shares with a Fair Market Value equal to the exercise price on the date of payment, or through a simultaneous sale through a broker of Shares acquired on exercise, all as permitted by Applicable Law. No Shares shall be issued until payment therefor, as provided herein, has been made or provided for. The Committee may provide that a Stock Option include a provision whereby the Participant may elect at any time before the Participant’s Termination of Service to exercise the Stock Option as to any part or all of the shares of Common Stock subject to the Stock Option prior to the full vesting of the Stock Option and such shares shall be subject to the provisions of the Plan and be treated as Restricted Stock. Unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Committee determines to be appropriate.

(e)    Non-Transferability of Options. No Stock Option shall be transferable by the Participant other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, at the time of grant or thereafter that a Non-Qualified Stock Option that is otherwise not transferable pursuant to this Section 6.3(e) is transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as specified by the Committee. A Non-Qualified Stock Option that is transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently transferred other than by will or by the laws of descent and distribution and (ii) remains subject to the terms of the Plan and the applicable Award Agreement. Any Shares acquired upon the exercise of a Non-Qualified Stock Option by a permissible transferee of a Non-Qualified Stock Option or a permissible transferee pursuant to a transfer after the exercise of the Non-Qualified Stock Option shall be subject to the terms of the Plan and the applicable Award Agreement.

(f)    Termination by Death or Disability. Unless otherwise provided in the applicable Award Agreement, or otherwise determined by the Committee at the time of grant or, if no rights of the Participant are reduced, thereafter, if a Participant’s Termination of Service is by reason of death or Disability, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination of Service may be exercised by the Participant (or in the case of the Participant’s death, by the legal representative of the Participant’s estate) at any time within a period of one (1) year from the date of such Termination of Service, but in no event beyond the expiration of the stated term of such Stock Options; provided, however, that, in the event of a Participant’s Termination of Service by reason of Disability, if the Participant dies within such exercise period, all unexercised Stock Options held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a period of one (1) year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Options.

(g)    Involuntary Termination Without Cause. Unless otherwise provided in the applicable Award Agreement or otherwise determined by the Committee at the time of grant or, if no rights of the Participant are reduced, thereafter, if a Participant’s Termination of Service is by involuntary termination by the Company without Cause, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination of Service may be exercised by the Participant at any time within a period of ninety (90) days from the date of such Termination of Service, but in no event beyond the expiration of the stated term of such Stock Options.

(h)    Voluntary Resignation. Unless otherwise provided in the applicable Award Agreement or otherwise determined by the Committee at the time of grant or, if no rights of the Participant are reduced, thereafter, if a Participant’s Termination of Service is voluntary (other than a voluntary termination described in Section 6.3(i) hereof), all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination of Service may be exercised by the Participant at any time within a period of thirty (30) days from the date of such Termination of Service, but in no event beyond the expiration of the stated term of such Stock Options.

(i)    Termination for Cause. Unless otherwise provided in the applicable Award Agreement or determined by the Committee at the time of grant or, if no rights of the Participant are reduced, thereafter, if a Participant’s Termination of Service (x) is for Cause or (y) is a voluntary Termination of Service (as provided in Section 6.3(h)) after the occurrence of an event that would be grounds for a Termination of Service for Cause, all Stock Options, whether vested or not vested, that are held by such Participant shall thereupon immediately terminate and expire as of the date of such Termination of Service.

(j)    Unvested Stock Options. Unless otherwise provided in the applicable Award Agreement or determined by the Committee at the time of grant or, if no rights of the Participant are reduced, thereafter, Stock Options that are not vested as of the date of a Participant’s Termination of Service for any reason shall terminate and expire as of the date of such Termination of Service.

(k)    Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under the Plan and/or any other stock option plan of the Company, any Subsidiary, or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary, or any Parent at all times from the time an Incentive Stock Option is granted until three (3) months prior to the date of exercise thereof (or such other period as required by Applicable Law), such Stock Option shall be treated as a Non-Qualified Stock Option. Should any provision of the Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

(l)    Modification, Extension, and Renewal of Stock Options. The Committee may (i) modify, extend, or renew outstanding Stock Options granted under the Plan (provided that the rights of a Participant are not reduced without such Participant’s consent and provided, further, that such action does not subject the Stock Options to Section 409A of the Code without the consent of the Participant), and (ii) accept the surrender of outstanding Stock Options (to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, an outstanding Option may not be modified to reduce the exercise price thereof nor may a new Option at a lower price be substituted for a surrendered Option (other than adjustments or substitutions in accordance with Article IV), unless such action is approved by the stockholders of the Company.

(m)    Other Terms and Conditions. The Committee may include a provision in an Award Agreement providing for the automatic exercise of a Non-Qualified Stock Option on a cashless basis on the last day of the term of such Option if the Participant has failed to exercise the Non-Qualified Stock Option as of such date, with respect to which the Fair Market Value of the Shares underlying the Non-Qualified Stock Option exceeds the exercise price of such Non-Qualified Stock Option on the date of expiration of such Option, subject to Section 14.4. Stock Options may contain such other provisions, which shall not be inconsistent with any of the terms of the Plan, as the Committee shall deem appropriate.

ARTICLE VII

STOCK APPRECIATION RIGHTS

7.1    Stock Appreciation Rights. Stock Appreciation Rights shall be subject to the terms and conditions, not inconsistent with the Plan, determined by the Committee, and the following:

(a)    Exercise Price. The exercise price per Share subject to a Stock Appreciation Right shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value at the time of grant.

(b)    Term. The term of each Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than ten (10) years after the date the right is granted.

(c)    Exercisability. Unless otherwise provided by the Committee, Stock Appreciation Rights granted under the Plan shall be exercised at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. If the Committee provides that any such right is exercisable subject to certain terms and conditions, the Committee may waive those terms and conditions on the exercisability at any time at or after grant in whole or in part.

(d)    Method of Exercise. Subject to whatever installment and waiting period provisions applied under Section 7.1(c), Stock Appreciation Rights may be exercised in whole or in part at any time in accordance with the applicable Award Agreement, by given written notice of exercise (which may be electronic) to the Company specifying the number of Stock Appreciation Rights being exercised.

(e)    Payment. Upon the exercise of a Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash and/or Shares (as chosen by the

Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one (1) Share on the date that the right is exercised over the Fair Market Value of one (1) Share on the date that the right was awarded to the Participant.

(f)    Termination. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, subject to the provisions of the applicable Award Agreement and the Plan, upon a Participant’s Termination of Service for any reason, Stock Appreciation Rights may remain exercisable following a Participant’s Termination of Service on the same basis as Stock Options would be exercisable following a Participant’s Termination of Service in accordance with the provisions of Sections 6.3(f) through 6.3(j).

(g)    Non-Transferability. No Stock Appreciation Rights shall be transferable by the Participant other than by will or by the laws of descent and distribution, and all such rights shall be exercisable, during the Participant’s lifetime, only by the Participant.

7.2    Automatic Exercise. The Committee may include a term or condition in an Award Agreement providing for the automatic exercise of a Stock Appreciation Right on a cashless basis on the last day of the term of the Stock Appreciation Right if the Participant has failed to exercise the Stock Appreciation Right as of such date, with respect to which the Fair Market Value of the Shares underlying the Stock Appreciation Right exceeds the exercise price of such Stock Appreciation Right on the date of expiration of such Stock Appreciation Right, subject to Section 14.4.

ARTICLE VIII

RESTRICTED STOCK; RESTRICTED STOCK UNITS

8.1    Awards of Restricted Stock and Restricted Stock Units. Shares of Restricted Stock and Restricted Stock Units may be granted alone or in addition to other Awards granted under the Plan. The Committee shall determine the Eligible Individuals to whom, and the time or times at which, grants of Restricted Stock and/or Restricted Stock Units shall be made, the number of shares of Restricted Stock or Restricted Stock Units to be awarded, the price (if any) to be paid by the Participant (subject to Section 8.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. The Committee shall determine and set forth in the Award Agreement the terms and conditions for each Restricted Stock and Restricted Stock Unit Award, subject to the conditions and limitations contained in the Plan, including any vesting or forfeiture conditions during the applicable restriction period. The Committee may condition the grant or vesting of Restricted Stock and Restricted Stock Units upon the attainment of specified performance targets (including the Performance Goals) or such other factor as the Committee may determine in its sole discretion.

8.2    Awards and Certificates. Restricted Stock and Restricted Stock Units granted under the Plan shall be evidenced by an Award Agreement and subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a)    Restricted Stock:

(i)    Purchase Price. The purchase price of Restricted Stock shall be fixed by the Committee. The purchase price for shares of Restricted Stock may be zero to the extent permitted by Applicable Law, and, to the extent not so permitted, such purchase price may not be less than par value.

(ii)    Legend. Each Participant receiving Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall, in addition to such legends required by Applicable Law, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

(iii)    Custody. If stock certificates are issued in respect of shares of Restricted Stock, the Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any grant of Restricted Stock, the Participant shall have delivered a duly signed stock power or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Company, which would permit transfer to the Company of all or a portion of the shares subject to the Restricted Stock Award in the event that such Award is forfeited in whole or part.

(iv)    Rights as a Stockholder. Except as provided in Section 8.3(a) and this Section 8.2(a) or as otherwise determined by the Committee in an Award Agreement, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of Shares, including, without limitation, the right to receive dividends, the right to vote such Shares, and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares; provided that the Award Agreement shall specify on what terms and conditions the applicable Participant shall be entitled to dividends payable on the Shares.

(v)    Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such Shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant, except as otherwise required by Applicable Law or other limitations imposed by the Committee.

(b)    Restricted Stock Units:

(i)    Settlement. The Committee may provide that settlement of Restricted Stock Units will occur upon or as soon as reasonably practical after the Restricted Stock Units vest or will instead be deferred, on a mandatory basis or at the Participant’s election, in a manner intended to comply with Section 409A of the Code.

(ii)    Right as a Stockholder. A Participant will have no rights of a stockholder with respect to Shares subject to any Restricted Stock Unit unless and until Shares are delivered in settlement of the Restricted Stock Units.

(iii)    Dividend Equivalents. If the Committee so provides, a grant of Restricted Stock Units may provide a Participant with the right to receive Dividend Equivalents. Dividend Equivalents may be paid currently or credited to an account for the Participant, settled in cash or Shares, and subject to the same restrictions on transferability and forfeitability as the Restricted Stock Units with respect to which the Dividend Equivalents are granted and subject to other terms and conditions as set forth in the Award Agreement.

8.3    Restrictions and Conditions.

(a)    Restriction Period.

(i)    The Participant shall not be permitted to transfer shares of Restricted Stock awarded under the Plan or vest in Restricted Stock Units during the period or periods set by the Committee (the “Restriction Period”) commencing on the date of such Award, as set forth in the applicable Award Agreement and such agreement shall set forth a vesting schedule and any event that would accelerate vesting of the Restricted Stock and/or Restricted Stock Units. Within these limits, based on service, attainment of Performance Goals pursuant to Section 8.3(a)(ii), and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may condition the grant or provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award or Restricted Stock Unit and/or waive the deferral limitations for all or any part of any Award.

(ii)    If the grant of shares of Restricted Stock or Restricted Stock Units or the lapse of restrictions or vesting schedule is based on the attainment of Performance Goals, the Committee shall establish the objective

Performance Goals and the applicable vesting percentage applicable to each Participant or class of Participants in the applicable Award Agreement prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions), and other similar types of events or circumstances.

(b)    Termination. Unless otherwise provided in the applicable Award Agreement or determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, upon a Participant’s Termination of Service for any reason during the relevant Restriction Period, all Restricted Stock or Restricted Stock Units still subject to restriction will be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

ARTICLE IX

PERFORMANCE AWARDS

9.1    Performance Awards. The Committee may grant a Performance Award to a Participant payable upon the attainment of specific Performance Goals either alone or in addition to other Awards granted under the Plan. The Performance Goals to be achieved during the Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. The conditions for grant or vesting and the other provisions of Performance Awards (including, without limitation, any applicable Performance Goals) need not be the same with respect to each Participant. Performance Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee as set forth in the applicable Award Agreement.

ARTICLE X

OTHER STOCK-BASED AND CASH AWARDS

10.1    Other Stock-Based Awards. The Committee is authorized to grant to Eligible Individuals Other Stock-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, including but not limited to, Shares awarded purely as a bonus and not subject to restrictions or conditions, Shares in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company, stock equivalent units, and Awards valued by reference to book value of Shares. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with other Awards granted under the Plan.

Subject to the provisions of the Plan, the Committee shall have authority to determine the Eligible Individuals to whom, and the time or times at which, such Awards shall be made, the number of Shares to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Shares under such Awards upon the completion of a specified Performance Period. The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of specified Performance Goals as the Committee may determine, in its sole discretion.

10.2    Terms and Conditions. Other Stock-Based Awards made pursuant to this Article X shall be evidenced by an Award Agreement and subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a)    Non-Transferability. Subject to the applicable provisions of the Award Agreement and the Plan, Shares subject to Awards made under this Article X may not be transferred prior to the date on which the Shares are issued or, if later, the date on which any applicable restriction, performance, or deferral period lapses.

(b)    Dividends. Unless otherwise determined by the Committee at the time of the grant of an Award, subject to the provisions of the Award Agreement and the Plan, the recipient of an Award under this Article X shall not be entitled to receive, currently or on a deferred basis, dividends or Dividend Equivalents in respect of the number of Shares covered by the Award.

(c)    Vesting. Any Award under this Article X and any Shares covered by any such Award shall vest or be forfeited to the extent so provided in the Award Agreement, as determined by the Committee, in its sole discretion.

(d)    Price. Shares under this Article X may be issued for no cash consideration. Shares purchased pursuant to a purchase right awarded under this Article X shall be priced as determined by the Committee in its sole discretion.

10.3    Cash Awards. The Committee may from time to time grant Cash Awards to Eligible Individuals in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by Applicable Law, as it shall determine in its sole discretion. Cash Awards may be granted subject to the satisfaction of vesting conditions or may be awarded purely as a bonus and not subject to restrictions or conditions, and if subject to vesting conditions, the Committee may accelerate the vesting of such Awards at any time in its sole discretion. The grant of a Cash Award shall not require a segregation of any of the Company’s assets for satisfaction of the Company’s payment obligation thereunder.

ARTICLE XI

CHANGE IN CONTROL PROVISIONS

11.1    Benefits. In the event of a Change in Control, and except as otherwise provided by the Committee in an Award Agreement, a Participant’s unvested Awards shall not vest automatically and a Participant’s Awards shall be treated in accordance with one or more of the following methods as determined by the Committee:

(a)    Awards, whether or not then vested, shall be continued, be assumed, or have new rights substituted therefor, as determined by the Committee in a manner consistent with the requirements of Section 409A of the Code, and restrictions to which shares of Restricted Stock or any other Award granted prior to the Change in Control are subject shall not lapse upon a Change in Control and the Restricted Stock or other Award shall, where appropriate in the sole discretion of the Committee, receive the same distribution as other Shares on such terms as determined by the Committee; provided that the Committee may decide to award additional Restricted Stock or other Awards in lieu of any cash distribution. Notwithstanding anything to the contrary herein, for purposes of Incentive Stock Options, any assumed or substituted Stock Option shall comply with the requirements of Treasury Regulation Section 1.424-1 (and any amendment thereto).

(b)    The Committee, in its sole discretion, may provide for the purchase of any Awards by the Company for an amount of cash equal to the excess (if any) of the Change in Control Price of the Shares covered by such Awards, over the aggregate exercise price of such Awards; provided, however, that if the exercise price of an Option or Stock Appreciation Right exceeds the Change in Control Price, such Award may be cancelled for no consideration.

(c)    The Committee may, in its sole discretion, terminate all outstanding and unexercised Stock Options, Stock Appreciation Rights, or any Other Stock-Based Award that provides for a Participant-elected exercise, effective as of the date of the Change in Control, by delivering notice of termination to each Participant at least twenty (20) days prior to the date of consummation of the Change in Control, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Change in Control, each such Participant shall have the right to exercise in full all of such Participant’s Awards that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Award Agreements), but any such exercise shall be contingent on the occurrence of the Change in Control, and, provided that, if the Change in Control does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void.

(d)    Notwithstanding any other provision herein to the contrary, the Committee may, in its sole discretion, provide for accelerated vesting or lapse of restrictions of an Award at any time.

ARTICLE XII

TERMINATION OR AMENDMENT OF PLAN

Notwithstanding any other provision of the Plan, the Board or the Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure that the Company may comply with any Applicable Law), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by Applicable Law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension, or termination may not be impaired without the consent of such Participant and, provided, further, that without the approval of the holders of the Shares entitled to vote in accordance with Applicable Law, no amendment may be made that would (i) increase the aggregate number of Shares that may be issued under the Plan (except by operation of Section 4.1); (ii) change the classification of individuals eligible to receive Awards under the Plan; (iii) reduce the exercise price of any Stock Option or Stock Appreciation Right; (iv) grant a new Stock Option, Stock Appreciation Right, or other Award in substitution for, or upon the cancellation of, any previously granted Stock Option or Stock Appreciation Right that has the effect of reducing the exercise price thereof; (v) exchange any Stock Option or Stock Appreciation Right for Common Stock, cash, or other consideration when the exercise price per Share under such Stock Option or Stock Appreciation Right exceeds the Fair Market Value of a Share; or (vi) take any other action that would be considered a “repricing” of a Stock Option or Stock Appreciation Right under the applicable listing standards of the national exchange on which the Common Stock is listed (if any). Notwithstanding anything herein to the contrary, the Board or the Committee may amend the Plan or any Award Agreement at any time without a Participant’s consent to comply with Applicable Law, including Section 409A of the Code. The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder’s consent.

ARTICLE XIII

UNFUNDED STATUS OF PLAN

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payment as to which a Participant has a fixed and vested interest but which is not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any right that is greater than those of a general unsecured creditor of the Company.

ARTICLE XIV

GENERAL PROVISIONS

14.1    Legend. The Committee may require each person receiving Shares pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the Shares without a view to distribution thereof. In addition to any legend required by the Plan, the certificates for such Shares may include any legend that the Committee deems appropriate to reflect any restrictions on transfer. All certificates for Shares delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities exchange system upon whose system the Common Stock is then quoted, and any Applicable Law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. If the Shares are held in book-entry form, then the book-entry will indicate any restrictions on such Shares.

14.2    Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

14.3    No Right to Employment/Directorship/Consultancy. Neither the Plan nor the grant of any Award hereunder shall give any Participant or other employee, Consultant, or Non-Employee Director any right with respect to continuance of employment, consultancy, or directorship by the Company or any Affiliate, nor shall there be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Consultant or Non-Employee Director is retained to terminate such employment, consultancy, or directorship at any time.

14.4    Withholding of Taxes. A Participant shall be required to pay to the Company or one of its Affiliates, as applicable, or make arrangements satisfactory to the Company regarding the payment of, any income tax, social insurance contribution or other applicable taxes that are required to be withheld in respect of an Award. The Committee may (but is not obligated to), in its sole discretion, permit or require a Participant to satisfy all or any portion of the applicable taxes that are required to be withheld with respect to an Award by (a) the delivery of Shares (which are not subject to any pledge or other security interest) that have been both held by the Participant and vested for at least six (6) months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment under applicable accounting standards) having an aggregate Fair Market Value equal to such withholding liability (or portion thereof); (b) having the Company withhold from the Shares otherwise issuable or deliverable to, or that would otherwise be retained by, the Participant upon the grant, exercise, vesting, or settlement of the Award, as applicable, a number of Shares with an aggregate Fair Market Value equal to the amount of such withholding liability; or (c) by any other means specified in the applicable Award Agreement or otherwise determined by the Committee.

14.5    Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards, or other securities or property shall be used or paid in lieu of fractional Shares or whether any fractional shares should be rounded, forfeited, or otherwise eliminated.

14.6    No Assignment of Benefits. No Award or other benefit payable under the Plan shall, except as otherwise specifically provided by law or permitted by the Committee, be transferable in any manner, and any attempt to transfer any such benefit shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements, or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person.

14.7    Clawback Provisions. All Awards (including any proceeds, gains, or other economic benefit the Participant actually or constructively receives upon receipt or exercise of any Award or the receipt or resale of any Shares underlying the Award) will be subject to any Company clawback policy, including any clawback policy adopted to comply with Applicable Law (including the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder) as set forth in such clawback policy or the Award Agreement.

14.8    Listing and Other Conditions.

(a)    Unless otherwise determined by the Committee, as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issuance of Shares pursuant to an Award shall be conditioned upon such Shares being listed on such exchange or system. The Company shall have no obligation to issue such Shares unless and until such Shares are so listed, and the right to exercise any Option or other Award with respect to such Shares shall be suspended until such listing has been effected.

(b)    If at any time counsel to the Company shall be of the opinion that any sale or delivery of Shares pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under Applicable Law, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise, with respect to Shares or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

(c)    Upon termination of any period of suspension under this Section 14.8, any Award affected by such suspension that shall not then have expired or terminated shall be reinstated as to all Shares available before such suspension and as to Shares that would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award.

(d)    A Participant shall be required to supply the Company with certificates, representations, and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent, or approval the Company deems necessary or appropriate.

14.9    Governing Law. The Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws.

14.10    Construction. Wherever any words are used in the Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

14.11    Other Benefits. No Award granted or paid out under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates or affect any benefit or compensation under any other plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

14.12    Costs. The Company shall bear all expenses associated with administering the Plan, including expenses of issuing Shares pursuant to Awards hereunder.

14.13    No Right to Same Benefits. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

14.14    Death/Disability. The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant’s death or Disability and to supply it with a copy of the will (in the case of the Participant’s death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require the agreement of the transferee to be bound by all of the terms and conditions of the Plan.

14.15    Section 16(b) of the Exchange Act. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.15, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

14.16    Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of Shares or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares, or other consideration so deferred, and such other terms, conditions, rules, and procedures that the Committee deems advisable for the administration of any such deferral program.

14.17    Section 409A of the Code. The Plan and Awards are intended to comply with or be exempt from the applicable requirements of Section 409A of the Code and shall be limited, construed, and interpreted in accordance with such intent. To the extent that any Award is subject to Section 409A of the Code, it shall be paid in a manner that will comply with Section 409A of the Code, including proposed, temporary, or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. Notwithstanding anything herein to the contrary, any provision in the Plan that is inconsistent with Section 409A of the Code shall be deemed to be amended to comply with or be exempt from Section 409A of the Code and, to the extent such provision cannot be amended to comply therewith or be exempt therefrom, such provision shall be null and void. The Company shall have no liability to a Participant, or any other party, if an Award that is intended to be exempt from, or compliant with, Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee or the Company and, in the event that any amount or benefit under the Plan becomes subject to penalties under Section 409A of the Code, responsibility for payment of such penalties shall rest solely with the affected Participants and not with the Company. Notwithstanding any contrary provision in the Plan or Award Agreement, any payment(s) of “nonqualified deferred compensation” (within the meaning of Section 409A of the Code) that are otherwise required to be made under the Plan to a “specified employee” (as defined under Section 409A of the Code) as a result of such employee’s separation from service (other than a payment that is not subject to Section 409A of the Code) shall be delayed for the first six (6) months following such separation from service (or, if earlier, until the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Award Agreement) upon expiration of such delay period.

14.18    Successor and Assigns. The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator, or trustee of such estate.

14.19    Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

14.20    Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

ARTICLE XV

EFFECTIVE DATE OF PLAN

The Plan shall become effective on [    ] , 2021, which is the date of its adoption by the Board, subject to the approval of the Plan by the stockholders of the Company in accordance with the requirements of the laws of the State of Delaware.

ARTICLE XVI

TERM OF PLAN

No Award shall be granted pursuant to the Plan on or after the tenth (10th) anniversary of the earlier of the date that the Plan is adopted or the date of stockholder approval, but Awards granted prior to such tenth (10th) anniversary may extend beyond that date.

Annex I

BIGBEAR.AI HOLDINGS, INC.

2021 EMPLOYEE STOCK PURCHASE PLAN

ARTICLE I

PURPOSE

The Plan’s purpose is to assist employees of the Company and its Designated Companies in acquiring a share ownership interest in the Company, and to help such employees provide for their future security and to encourage them to remain in the employment of the Company and its Subsidiaries and Affiliates.

The Plan consists of two components: the Section 423 Component and the Non-Section 423 Component. The Section 423 Component is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code and shall be administered, interpreted and construed in a manner consistent with the requirements of Section 423 of the Code. In addition, this Plan authorizes the grant of Options under the Non-Section 423 Component, which need not qualify as Options granted pursuant to an “employee stock purchase plan” under Section 423 of the Code; such Options granted under the Non-Section 423 Component shall be granted pursuant to separate Offerings containing such sub-plans, appendices, rules or procedures as may be adopted by the Administrator and designed to achieve tax, securities laws or other objectives for Eligible Employees and the Designated Companies in locations outside of the United States. Except as otherwise provided herein or determined by the Administrator, the Non-Section 423 Component will operate and be administered in the same manner as the Section 423 Component. Offerings intended to be made under the Non-Section 423 Component will be designated as such by the Administrator at or prior to the time of such Offering.

For purposes of this Plan, the Administrator may designate separate Offerings under the Plan, the terms of which need not be identical, in which Eligible Employees will participate, even if the dates of the applicable Offering Period(s) in each such Offering is identical, provided that the terms of participation are the same within each separate Offering under the Section 423 Component as determined under Section 423 of the Code. Solely by way of example and without limiting the foregoing, the Company could, but shall not be required to, provide for simultaneous Offerings under the Section 423 Component and the Non-Section 423 Component of the Plan.

ARTICLE II

DEFINITIONS

As used in the Plan, the following words and phrases have the meanings specified below, unless the context clearly indicates otherwise:

2.1    “Administrator” means the Committee, or such individuals to which authority to administer the Plan has been delegated under Section 7.1 hereof.

2.2    “Affiliate” means a corporation or other entity controlled by, controlling, or under control with the Company. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person, means the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of such person, whether through the ownership of voting or other securities, by contract or otherwise.

2.3    “Agent” means the brokerage firm, bank or other financial institution, entity or person(s), if any, engaged, retained, appointed or authorized to act as the agent of the Company or an Employee with regard to the Plan.

2.4    “Board” means the Board of Directors of the Company.

2.5    “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time. Any reference to any section of the Code shall also be a reference to any successor provision and any guidance and treasury regulation promulgated thereunder.

2.6    “Committee” means the Compensation Committee of the Board.

2.7    “Common Stock” means the common stock, $[0.001] par value per share, of the Company.

2.8    “Company” means BigBear.ai Holdings, Inc., a Delaware corporation, and its successors by operation of law.

2.9    “Compensation” of an Employee means the gross base compensation received by such Employee as compensation for services to the Company or any Designated Company, including base salary, wages, prior week adjustment and overtime payments, commissions, annual incentive compensation or other payments made under any annual bonus program, vacation pay, holiday pay, jury duty pay, funeral leave pay, and military leave pay but excluding payments made under any special or one-time bonus programs (e.g., retention or sign-on bonuses), education or tuition reimbursements, travel expenses, business and moving reimbursements (including tax gross ups and taxable mileage allowance), imputed income arising under any group insurance or benefit program, income received in connection with any share options, share appreciation rights, restricted shares, restricted share units or other equity awards, fringe benefits, other special payments and all contributions made by the Company or any Designated Company for the Employee’s benefit under any employee benefit plan now or hereafter established. The Administrator, in its discretion, may establish a different definition of Compensation for an Offering, which for the Section 423 Component shall apply on a uniform and nondiscriminatory basis. Further, the Administrator will have discretion to determine the application of this definition to Eligible Employees outside the United States.

2.10    “Designated Company” means each Affiliate and Subsidiary, including any Affiliate and Subsidiary in existence on the Effective Date and any Affiliate and Subsidiary formed or acquired following the Effective Date, that has been designated by the Administrator from time to time in its sole discretion as eligible to participate in the Plan, in accordance with Section 7.2 hereof, such designation to specify whether such participation is in the Section 423 Component or Non-Section 423 Component. A Designated Company may participate in either the Section 423 Component or Non-Section 423 Component, but not both. Notwithstanding the foregoing, if any Affiliate or Subsidiary is disregarded for U.S. federal income tax purposes in respect of the Company or any Designated Company participating in the Section 423 Component, then such disregarded Affiliate or Subsidiary shall automatically be a Designated Company participating in the Section 423 Component. If any Affiliate or Subsidiary is disregarded for U.S. federal income tax purposes in respect of any Designated Company participating in the Non-Section 423 Component, the Administrator may exclude such Affiliate or Subsidiary from participating in the Plan, notwithstanding that the Designated Company in respect of which such Affiliate or Subsidiary is disregarded may participate in the Plan.

2.11    “Effective Date” means the date the Plan is adopted by the Board, subject to approval of the Company’s shareholders.

2.12    “Eligible Employee” means any Employee of the Company or a Designated Company, except that the Administrator may exclude any or all of the following, unless prohibited by applicable law, Employees:

(a)    who are customarily scheduled to work 20 hours or less per week;

(b)    whose customary employment is not more than five months in a calendar year;

(c)    who have been employed less than two years;

(d)    who are not employed by the Company or a Designated Company prior to the applicable Enrollment Date; and

(e)    any Employee who is a “highly compensated employee” of the Company or any Designated Company (within the meaning of Section 414(q) of the Code), or that is such a “highly compensated employee” (A) with compensation above a specified level, (B) who is an officer or (C) who is subject to the disclosure requirements of Section 16(a) of the Exchange Act; or

(f)    any Employee who is a citizen or resident of a jurisdiction outside the United States (without regard to whether they are also a citizen of the United States or a resident alien (within the meaning of Section 7701(b)(1)(A) of the Code)) if either (A) the grant of the Option is prohibited under the laws of the jurisdiction governing such Employee, or (B) compliance with the laws of the jurisdiction would cause the Section 423 Component, any Offering thereunder or an Option granted thereunder to violate the requirements of Section 423 of the Code; provided that any exclusion shall be applied in an identical manner under each Offering to all Employees in accordance with Treas. Reg. § 1.423-2(e).

Notwithstanding the foregoing, any Employee who, after the granting of the Option, would be deemed for purposes of Section 423(b)(3) of the Code to possess 5% or more of the total combined voting power or value of all classes of shares of the Company or any Subsidiary shall not be an Eligible Employee. For purposes of the preceding sentence, the rules of Section 424(d) of the Code with regard to the attribution of share ownership shall apply in determining the share ownership of an individual, and shares which an Employee may purchase under outstanding options shall be treated as shares owned by the Employee.

Further, with respect to the Non-Section 423 Component, (a) the Administrator may limit eligibility further within a Designated Company so as to only designate some Employees of a Designated Company as Eligible Employees, and (b) to the extent any restrictions in this definition are not consistent with applicable local laws, the applicable local laws shall control.

2.13    “Employee” means any person who renders services to the Company or a Designated Company in the status of an employee within the meaning of Section 3401(c) of the Code. “Employee” shall not include any director of the Company or a Designated Company who does not render services to the Company or a Designated Company in the status of an employee within the meaning of Section 3401(c) of the Code. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on military leave, sick leave or other leave of absence approved by the Company or a Designated Company and meeting the requirements of Treas. Reg. § 1.421-1(h)(2). Where the period of leave exceeds three months, or such other period specified in Treas. Reg. § 1.421-1(h)(2), and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the first day immediately following such three (3)-month period, or such other period specified in Treas. Reg. § 1.421-1(h)(2).

2.14    “Enrollment Date” means the first date of each Offering Period.

2.15    “Exercise Date” means the last day of each Purchase Period, except as provided in Section 5.2 hereof.

2.16    “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time. Reference to a specific section of the Exchange Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing, or superseding such section or regulation.

2.17    “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(a)    If the Common Stock is (i) listed on any established securities exchange (such as the New York Stock Exchange or Nasdaq Stock Market), (ii) listed on any national market system or (iii) listed, quoted or traded on any automated quotation system, the Fair Market Value of a Share shall be the closing sales price for a Share as quoted on such exchange or system for such date or, if there is no closing sales price for a Share on the date in question, the closing sales price for a Share on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b)     If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, the Fair Market Value of a Share shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a Share on such date, the high bid and low asked prices for a Share on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c)    If the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, the Fair Market Value of a Share shall be established by the Administrator in good faith.

2.18    “Grant Date” means the first day of an Offering Period.

2.19    “New Exercise Date” has the meaning set forth in Section 5.2(b) hereof.

2.20    “Non-Section 423 Component” means those Offerings under the Plan, together with the sub-plans, appendices, rules or procedures, if any, adopted by the Administrator as a part of this Plan, in each case, pursuant to which Options may be granted to Eligible Employees that need not satisfy the requirements for Options granted pursuant to an “employee stock purchase plan” that are set forth under Section 423 of the Code.

2.21    “Offering” means an offer under the Plan of an Option that may be exercised during an Offering Period as further described in Article IV hereof. Unless otherwise specified by the Administrator, each Offering to the Eligible Employees shall be deemed a separate Offering, even if the dates and other terms of the applicable Purchase Periods of each such Offering are identical and the provisions of the Plan will separately apply to each Offering. To the extent permitted by Treas. Reg. § 1.423-2(a)(1), the terms of each separate Offering under the Section 423 Component need not be identical, provided that the terms of the Section 423 Component and an Offering thereunder together satisfy Treas. Reg. § 1.423-2(a)(2) and (a)(3).

2.22    “Offering Period” means one or more periods to be selected by the Administrator in its sole discretion with respect to which Options shall be granted to Participants. The duration and timing of Offering Periods may be established or changed by the Administrator at any time, in its sole discretion and may consist of one or more Purchase Periods. Notwithstanding the foregoing, in no event may an Offering Period exceed 27 months.

2.23    “Option” means the right to purchase Shares pursuant to the Plan during each Offering Period.

2.24    “Option Price” means the purchase price of a Share hereunder as provided in Section 4.2 hereof.

2.25    “Parent” means any entity that is a parent corporation of the Company within the meaning of Section 424 of the Code.

2.26    “Participant” means any Eligible Employee who elects to participate in the Plan.

2.27    “Payday” means the regular and recurring established day for payment of Compensation to an Employee.

2.28     “Plan” means this Employee Stock Purchase Plan, including both the Section 423 Component and Non-Section 423 Component and any other sub-plans or appendices hereto, as amended from time to time.

2.29    “Plan Account” means a bookkeeping account established and maintained by the Company in the name of each Participant.

2.30    “Purchase Period” means one or more periods within an Offering Period, as determined by the Administrator in its sole discretion. The duration and timing of Purchase Periods may be established or changed by the Administrator at any time, in its sole discretion. Notwithstanding the foregoing, in no event may a Purchase Period exceed the duration of the Offering Period under which it is established.

2.31    “Section 409A” means the nonqualified deferred compensation rules under Section 409A of the Code and any applicable treasury regulations and other official guidance thereunder.

2.32    “Section 423 Component” means those Offerings under the Plan that are intended to meet the requirements under Section 423(b) of the Code.

2.33    “Shares” means shares of Common Stock.

2.34    “Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

2.35    “Tax-Related  Items” means any U.S. and non-U.S. federal, provincial, state and/or local taxes (including, without limitation, income tax, social insurance contributions, fringe benefit tax, employment tax, stamp tax and any employer tax liability which has been transferred to a Participant) for which a Participant is liable in connection with his or her participation in the Plan.

2.36    “Treas. Reg.” means U.S. Department of the Treasury regulations.

2.37    “Withdrawal Election” has the meaning set forth in Section 6.1(a) hereof.

ARTICLE III

PARTICIPATION

3.1    Eligibility.

(a)    Any Eligible Employee who is employed by the Company or a Designated Company on a given Enrollment Date for an Offering Period shall be eligible to participate in the Plan during such Offering Period, subject to the requirements of Articles IV and V hereof, and, for the Section 423 Component, the limitations imposed by Section 423(b) of the Code.

(b)     No Eligible Employee shall be granted an Option under the Section 423 Component which permits the Participant’s rights to purchase Shares under the Plan, and to purchase shares under all other employee stock purchase plans of the Company, any Parent or any Subsidiary subject to Section 423 of the Code, to accrue at a rate which exceeds $25,000 of fair market value of such shares (determined at the time such Option is granted) for each calendar year in which such Option is outstanding at any time. The limitation under this Section 3.1(b) shall be applied in accordance with Section 423(b)(8) of the Code.

3.2    Election to Participate; Payroll Deductions.

(a)    Each individual who is an Eligible Employee as of an Offering Period’s Enrollment Date may elect to participate in such Offering Period and the Plan by delivering to the Company or an Agent designated by the Company an enrollment form including a payroll deduction authorization (which may be in an electronic format or such other method as determined by the Company in accordance with the Company’s practices) (a “Participation Election”) no later than the period of time prior to the applicable Enrollment Date determined by the Administrator, in its sole discretion. Except as provided in Section 3.2(e) hereof, an Eligible Employee may participate in the Plan only by means of payroll deduction.

(b)    Subject to Section 3.1(b) hereof and except as may otherwise be determined by the Administrator, payroll deductions (i) shall equal at least 1% of the Participant’s Compensation as of each Payday of the Offering Period following the Enrollment Date, but not more than 10% of the Participant’s Compensation as of each Payday of the Offering Period following the Enrollment Date; and (ii) shall be expressed as a whole number percentage. Subject to Section 3.2(e) hereof, amounts deducted from a Participant’s Compensation with respect to an Offering Period pursuant to this Section 3.2 shall be deducted each Payday through payroll deduction and credited to the Participant’s Plan Account.

(c)    Unless otherwise determined by the Administrator, following at least one payroll deduction, a Participant may increase or decrease the percentage of Compensation or the fixed dollar amount designated in his or her Participation Election, subject to the limits of this Section 3.2, or may suspend his or her payroll deductions, at any time during an Offering Period; provided, however, that the Administrator may limit the number of changes a Participant may make to his or her payroll deduction elections during each Offering Period in the applicable Offering (and in the absence of any specific designation by the Administrator, a Participant shall be allowed one change to his or her payroll deduction elections during each Offering Period). Any such change or suspension of payroll deductions shall be effective with the first full payroll period following ten business days after the Company’s receipt of the new Participation Election (or such shorter or longer period as may be specified by the Administrator in the applicable Offering). In the event a Participant suspends his or her payroll deductions, such Participant’s cumulative payroll deductions prior to the suspension shall remain in his or her account and shall be applied to the purchase of Shares on the next occurring Exercise Date and shall not be paid to such Participant unless he or she withdraws from participation in the Plan pursuant to Section 6.1.

(d)    Upon the completion of an Offering Period, each Participant in such Offering Period shall automatically participate in the immediately following Offering Period at the same payroll deduction percentage as in effect at the termination of such Offering Period, unless such Participant delivers to the Company or an Agent designated by the Company a different Participation Election with respect to the successive Offering Period in accordance with Section 3.2(a) hereof, or unless such Participant becomes ineligible for participation in the Plan.

(e)    Notwithstanding any other provisions of the Plan to the contrary, in non-U.S. jurisdictions where participation in the Plan through payroll deductions is prohibited or otherwise problematic under applicable local laws (as determined by the Administrator in its sole discretion), the Administrator may provide that an Eligible Employee may elect to participate through contributions to the Participant’s Plan Account in a form acceptable to the Administrator in lieu of or in addition to payroll deductions; provided, however, that, for any Offering under the Section 423 Component, the Administrator must determine that any alternative method of contribution is applied on an equal and uniform basis to all Eligible Employees in the Offering. Any reference to “payroll deductions” in this Section 3.2 (or in any other section of the Plan) will similarly cover contributions by other means made pursuant to this Section 3.2(e).

ARTICLE IV

PURCHASE OF SHARES

4.1    Grant of Option. The Company may make one or more Offerings under the Plan, which may be successive or overlapping with one another, until the earlier of: (i) the date on which all Shares available under the Plan have been purchased or (ii) the date on which the Plan is suspended or terminates. No Offering shall commence prior to the date on which the Company’s registration statement on Form S-8 is filed with the U.S. Securities and Exchange Commission in respect of the Plan. The Administrator shall designate the terms and conditions of each Offering in writing, including without limitation, the Offering Period and the Purchase Periods. Each Participant shall be granted an Option with respect to an Offering Period on the applicable Grant Date. Subject to the limitations of Section 3.1(b) hereof, the number of Shares subject to a Participant’s Option shall be determined by dividing (a) such Participant’s payroll deductions accumulated prior to an Exercise Date and retained in the Participant’s Plan Account on such Exercise Date by (b) the applicable Option Price; provided that in no event shall a Participant be permitted to purchase during each Offering Period more than [    ] shares of Common Stock (subject to any adjustment pursuant to Section 5.2 hereof). The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of Shares that a Participant may purchase during any Purchase Periods under such future Offering Periods. Each Option shall expire on the last Exercise Date for the applicable Offering Period immediately after the automatic exercise of the Option in accordance with Section 4.3 hereof, unless such Option terminates earlier in accordance with Article VI hereof.

4.2    Option Price. The Option Price shall equal 85% of the lesser of the Fair Market Value of a Share on (a) the applicable Grant Date and (b) the applicable Exercise Date, or such other price designated by the Administrator.

4.3    Purchase of Shares.

(a)    On each Exercise Date for an Offering Period, each Participant shall automatically and without any action on such Participant’s part be deemed to have exercised the Participant’s Option to purchase at the applicable Option Price the largest number of whole Shares which can be purchased with the amount in the Participant’s Plan Account, subject to the limitations set forth in the Plan. Unless otherwise determined by the Administrator in advance of an Offering or in accordance with applicable law, any balance that is remaining in the Participant’s Plan Account (after exercise of such Participant’s Option) as of the Exercise Date shall be carried forward into the next Offering Period, unless the Participant has properly elected to withdraw from the Plan, has ceased to be an Eligible Employee or with respect to the maximum limitations set forth in Section 3.1(b) and Section 4.1. Any balance not carried forward to the next Offering Period in accordance with the prior sentence shall promptly be refunded as soon as administratively practicable to the applicable Participant.

(b)    As soon as practicable following each Exercise Date, the number of Shares purchased by such Participant pursuant to Section 4.3(a) hereof shall be delivered (either in share certificate or book entry form), in the Company’s sole discretion, to either (i) the Participant or (ii) an account established in the Participant’s name at a stock brokerage or other financial services firm designated by the Company. The Company may require that shares be retained with such brokerage or firm for a designated period of time and/or may establish procedures to permit tracking of disqualifying dispositions of such shares.

4.4    Transferability of Rights. An Option granted under the Plan shall not be transferable, other than by will or the applicable laws of descent and distribution, and is exercisable during the Participant’s lifetime only by the Participant. No option or interest or right to the Option shall be available to pay off any debts, contracts or engagements of the Participant or the Participant’s successors in interest or shall be subject to disposition by pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempt at disposition of the Option shall have no effect.

ARTICLE V

PROVISIONS RELATING TO COMMON STOCK

5.1    Shares Reserved. Subject to adjustment as provided in Section 5.2 hereof, the aggregate number of Shares that may be issued pursuant to rights granted under the Plan shall be the sum of (a) [    ]1 shares and (b) an annual increase on the first day of each year beginning on January 1, 2022 and annually thereafter ending in 2031 equal to the lesser of (i) 1% of all classes of the Company’s shares outstanding on the last day of the immediately preceding calendar year and (ii) such smaller number of shares as may be determined by the Board; provided, however, no more than [    ]2 shares may be issued in total under the Plan. Shares made available for sale under the Plan may be authorized but unissued shares or treasury Shares. If any right granted under the Plan shall for any reason terminate without having been exercised, the Shares not purchased under such right shall again become available for issuance under the Plan.

5.2    Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

(a)    Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares which have been authorized for issuance under the Plan but not yet placed under Option, as well as the price per share and the number of Shares covered by each Option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a share split, reverse share split, share dividend, combination, amalgamation, consolidation, reorganization, arrangement or reclassification of the Shares, or any other increase or decrease in the number Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Shares subject to an Option.

(b)    Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Periods then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date shall be before the date of the Company’s proposed dissolution or liquidation. The Administrator shall notify each Participant in writing, at least ten business days prior to the New Exercise Date, that the Exercise Date for the Participant’s Option has been changed to the New Exercise Date and that the Participant’s Option shall be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 6.1 hereof or the Participant has ceased to be an Eligible Employee as provided in Section 6.2 hereof.

(c)    Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding Option shall be assumed or an equivalent Option substituted by the successor corporation or a parent or subsidiary of the successor corporation. If the successor corporation refuses to assume or substitute for the Option, any Offering Periods then in progress shall be shortened by setting a New Exercise Date and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company’s proposed sale or merger. The Administrator shall notify each Participant in writing, at least ten business days prior to the New Exercise Date, that the Exercise Date for the Participant’s Option has been changed to the New Exercise Date and that the Participant’s Option shall be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 6.1 hereof or the Participant has ceased to be an Eligible Employee as provided in Section 6.2 hereof.

[1]	NTD: To be equal to 1% of common shares outstanding of the Company.
[2]	NTD: To be equal to sum of the 1% initial share reserve and shares issuable per evergreen feature.

5.3    Insufficient Shares. If the Administrator determines that, on a given Exercise Date, the number of Shares with respect to which Options are to be exercised may exceed the number of Shares remaining available for sale under the Plan on such Exercise Date, the Administrator shall make a pro rata allocation of the Shares available for issuance on such Exercise Date in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants exercising Options to purchase Shares on such Exercise Date, and unless additional shares are authorized for issuance under the Plan, no further Offering Periods shall take place and the Plan shall terminate pursuant to Section 7.5 hereof. If an Offering Period is so terminated, then the balance of the amount credited to the Participant’s Plan Account which has not been applied to the purchase of Shares shall be paid to such Participant in one lump sum in cash within 30 days after such Exercise Date, without any interest thereon (except as may be required by applicable local laws).

5.4    Rights as Shareholders. With respect to Shares subject to an Option, a Participant shall not be deemed to be a shareholder of the Company and shall not have any of the rights or privileges of a shareholder. A Participant shall have the rights and privileges of a shareholder of the Company when, but not until, the Shares have been deposited in the designated brokerage account following exercise of the Participant’s Option.

ARTICLE VI

TERMINATION OF PARTICIPATION

6.1    Cessation of Contributions; Voluntary Withdrawal.

(a)    A Participant may cease payroll deductions during an Offering Period and elect to withdraw from the Plan by delivering written notice of such election to the Company or an Agent designated by the Company in such form and at such time prior to the Exercise Date for such Offering Period as may be established by the Administrator (a “Withdrawal Election”). In the event a Participant elects to withdraw from the Plan, amounts then credited to such Participant’s Plan Account shall be returned to the Participant in one lump-sum payment in cash within 30 days after such election is received by the Company, without any interest thereon (except as may be required by applicable local laws), and the Participant shall cease to participate in the Plan and the Participant’s Option for such Offering Period shall terminate upon receipt of the Withdrawal Election.

(b)     A Participant’s withdrawal from the Plan shall not have any effect upon the Participant’s eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the Participant withdraws.

(c)    A Participant who ceases contributions to the Plan during any Offering Period shall not be permitted to resume contributions to the Plan during that Offering Period.

6.2    Termination of Eligibility. Upon a Participant’s ceasing to be an Eligible Employee, for any reason, such Participant’s Option for the applicable Offering Period shall automatically terminate, the Participant shall be deemed to have elected to withdraw from the Plan, and any balance on such Participant’s Plan Account shall be paid to such Participant or, in the case of the Participant’s death, to the person or persons entitled thereto pursuant to applicable law, within 30 days after such cessation of being an Eligible Employee, without any interest thereon (except as may be required by applicable local laws). If a Participant transfers employment from the Company or any Designated Company participating in the Section 423 Component to any Designated Company participating in the Non-Section 423 Component, such transfer shall not be treated as a termination of employment, but the Participant shall immediately cease to participate in the Section 423 Component; however, any contributions made for the Offering Period in which such transfer occurs shall be transferred to the Non-Section 423 Component, and such Participant shall immediately join the then-current Offering under the Non-Section 423 Component upon the same terms and conditions in effect for the Participant’s participation in the Section 423 Component, except for such modifications otherwise applicable for Participants in such

Offering. A Participant who transfers employment from any Designated Company participating in the Non-Section 423 Component to the Company or any Designated Company participating in the Section 423 Component shall not be treated as terminating the Participant’s employment and shall remain a Participant in the Non-Section 423 Component until the earlier of (i) the end of the current Offering Period under the Non-Section 423 Component, or (ii) the Enrollment Date of the first Offering Period in which the Participant is eligible to participate following such transfer. Notwithstanding the foregoing, the Administrator may establish different rules to govern transfers of employment between companies participating in the Section 423 Component and the Non-Section 423 Component, consistent with the applicable requirements of Section 423 of the Code.

ARTICLE VII

GENERAL PROVISIONS

7.1    Administration.

(a)    The Plan shall be administered by the Committee, which shall be composed of members of the Board. The Committee may delegate administrative tasks under the Plan to the services of an Agent or Employees to assist in the administration of the Plan, including without limitation, determining the Designated Companies participating in the Plan, establishing and maintaining an individual securities account under the Plan for each Participant, determining enrollment and withdrawal deadlines and determining exchange rates. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

(b)    It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with the provisions of the Plan. The Administrator shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)    To establish and terminate Offerings;

(ii)    To determine when and how Options shall be granted and the provisions and terms of each Offering (which need not be identical);

(iii)    To select Designated Companies in accordance with Section 7.2 hereof; and

(iv)    To construe and interpret the Plan, the terms of any Offering and the terms of the Options and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. The Administrator, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, any Offering or any Option, in a manner and to the extent it shall deem necessary or expedient to administer the Plan, subject to Section 423 of the Code for the Section 423 Component.

(c)    The Administrator may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures, provided that the adoption and implementation of any such rules and/or procedures would not cause the Section 423 Component to be in noncompliance with Section 423 of the Code. Without limiting the generality of the foregoing, the Administrator is specifically authorized to adopt rules and procedures regarding handling of participation elections, payroll deductions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of share certificates which vary with local requirements.

(d)    The Administrator may adopt sub-plans applicable to particular Designated Companies or locations, which sub-plans may be designed to be outside the scope of Section 423 of the Code. The rules of such sub-plans may take precedence over other provisions of this Plan, with the exception of Section 5.1 hereof, but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan shall govern the operation of such sub-plan.

(e)    All expenses and liabilities incurred by the Administrator in connection with the administration of the Plan shall be borne by the Company. The Administrator may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Administrator, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Board or Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Board or Administrator shall be fully protected by the Company in respect to any such action, determination, or interpretation. Any and all risks resulting from any market fluctuations or conditions of any nature and affecting the price of Shares are assumed by the Participant.

7.2    Designation of Affiliates and Subsidiaries. The Administrator shall designate from time to time the Affiliates and Subsidiaries that shall constitute Designated Companies, and determine whether such Designated Companies shall participate in the Section 423 Component or Non-Section 423 Component; provided, however, that an Affiliate that does not also qualify as a Subsidiary may be designated only as participating in the Non-Section 423 Component. The Administrator may designate an Affiliate or Subsidiary, or terminate the designation of an Affiliate or Subsidiary, without the approval of the shareholders of the Company.

7.3    Reports. Individual accounts shall be maintained for each Participant in the Plan. Statements of Plan Accounts shall be given to Participants at least annually, which statements shall set forth the amounts of payroll deductions, the Option Price, the number of Shares purchased and the remaining cash balance, if any.

7.4    No Right to Employment. Nothing in the Plan shall be construed to give any person (including any Participant) the right to remain in the employ of the Company, a Parent, a Subsidiary or an Affiliate or to affect the right of the Company, any Parent, any Subsidiary or any Affiliate to terminate the employment of any person (including any Participant) at any time, with or without cause, which right is expressly reserved.

7.5    Amendment and Termination of the Plan.

(a)    The Board may, in its sole discretion, amend, suspend or terminate the Plan at any time and from time to time. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision), with respect to the Section 423 Component, or any other applicable law, regulation or stock exchange rule, the Company shall obtain shareholder approval of any such amendment to the Plan in such a manner and to such a degree as required by Section 423 of the Code or such other law, regulation or rule.

(b)    If the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may in its discretion modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

(i)    altering the Option Price for any Offering Period including an Offering Period underway at the time of the change in Option Price;

(ii)    shortening any Offering Period so that the Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Administrator action; and

(iii)    allocating Shares.

Such modifications or amendments shall not require shareholder approval or the consent of any Participant.

(c)    Upon termination of the Plan, the balance in each Participant’s Plan Account shall be refunded as soon as practicable after such termination, without any interest thereon (except as may be required by applicable local laws).

7.6    Use of Funds; No Interest Paid. All funds received by the Company by reason of purchase of shares of Shares under the Plan shall be included in the general funds of the Company free of any trust or other restriction and may be used for any corporate purpose (except as may be required by applicable local laws). No interest shall be paid to any Participant or credited under the Plan (except as may be required by applicable local laws).

7.7    Term; Approval by Shareholders. No Option may be granted during any period of suspension of the Plan or after termination of the Plan. The Plan shall be submitted for the approval of the Company’s shareholders within 12 months after the date of the Board’s initial adoption of the Plan. Options may be granted prior to such shareholder approval; provided, however, that such Options shall not be exercisable prior to the time when the Plan is approved by the shareholders; provided, further that if such approval has not been obtained by the end of the 12-month period, all Options previously granted under the Plan shall thereupon terminate and be canceled and become null and void without being exercised.

7.8    Effect Upon Other Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent, any Subsidiary or any Affiliate. Nothing in the Plan shall be construed to limit the right of the Company, any Parent, any Subsidiary or any Affiliate (a) to establish any other forms of incentives or compensation for employees of the Company or any Parent, any Subsidiary or any Affiliate, or (b) to grant or assume Options otherwise than under the Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition, by purchase, lease, merger, amalgamation, combination, arrangement, consolidation or otherwise, of the business, shares or assets of any corporation, firm or association.

7.9    Conformity to Securities Laws. Notwithstanding any other provision of the Plan, the Plan and the participation in the Plan by any individual who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemption rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

7.10    Notice of Disposition of Shares. Each Participant shall give the Company prompt notice of any disposition or other transfer of any Shares, acquired pursuant to the exercise of an Option granted under the Section 423 Component, if such disposition or transfer is made (a) within two years after the applicable Grant Date or (b) within one year after the transfer of such Shares to such Participant upon exercise of such Option. The Company may direct that any certificates evidencing shares acquired pursuant to the Plan refer to such requirement.

7.11    Tax Withholding. At the time of any taxable event that creates a withholding obligation for the Company or any Parent, Affiliate or Subsidiary, the Participant will make adequate provision for any Tax-Related Items. In their sole discretion, and except as otherwise determined by the Administrator, the Company or the Designated Company that employs or employed the Participant may satisfy their obligations to withhold Tax-Related Items by (a) withholding from the Participant’s wages or other compensation, (b) withholding a sufficient whole number of Shares otherwise issuable following exercise of the Option having an aggregate value sufficient to pay the Tax-Related Items required to be withheld with respect to the Option and/or Shares, (c) withholding from proceeds from the sale of Shares issued upon exercise of the Option, either through a voluntary sale or a mandatory sale arranged by the Company, or (d) any other method determined by the Administrator to be in compliance with applicable laws.

7.12    Governing Law. The Plan and all rights, agreements and obligations hereunder shall be administered, interpreted and enforced under the laws of the State of Delaware, without regard to the conflict of law rules thereof or of any other jurisdiction.

7.13    Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

7.14    Conditions to Issuance of Shares.

(a)    Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise of an Option by a Participant, unless and until the Administrator has determined, with advice of counsel, that the issuance of such Shares is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any securities exchange or automated quotation system on which the Shares are listed or traded, and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Administrator may require that a Participant make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements.

(b)    All certificates for Shares delivered pursuant to the Plan and all Shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with U.S. and non-U.S. federal, provincial, state or local securities or other laws, rules and regulations and the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted, or traded. The Administrator may place legends on any certificate or book entry evidencing Shares to reference restrictions applicable to the Shares.

(c)    The Administrator shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Option, including a window-period limitation, as may be imposed in the sole discretion of the Administrator.

(d)    Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by any applicable law, rule or regulation, the Company may, in lieu of delivering to any Participant certificates evidencing Shares issued in connection with any Option, record the issuance of Shares in the books of the Company (or, as applicable, its transfer agent or share plan administrator).

If, pursuant to this Section 7.14, the Administrator determines that Shares will not be issued to any Participant, the Company is relieved from liability to any Participant except to refund to the Participant such Participant’s Plan Account balance, without interest thereon (except as may be required by applicable local laws).

7.15    Equal Rights and Privileges. All Eligible Employees granted Options pursuant to an Offering under the Section 423 Component shall have equal rights and privileges under this Plan to the extent required under Section 423 of the Code so that the Section 423 Component qualifies as an “employee stock purchase plan” within the meaning of Section 423 of the Code. Any provision of the Section 423 Component that is inconsistent with Section 423 of the Code shall, without further act or amendment by the Company or the Board, be reformed to comply with the equal rights and privileges requirement of Section 423 of the Code. Eligible Employees participating in the Non-Section 423 Component need not have the same rights and privileges as each other, or as Eligible Employees participating in the Section 423 Component.

7.16    Rules Particular to Specific Countries. Notwithstanding anything herein to the contrary, the terms and conditions of the Plan with respect to Participants who are residents of a particular non-U.S. country or who are non-U.S. nationals or employed in non-U.S. jurisdictions may be subject to an addendum to the Plan in the form of an appendix or sub-plan (which appendix or sub-plan may be designed to govern Offerings under the Section 423 Component or the Non-Section 423 Component, as determined by the Administrator). To the extent that the terms and conditions set forth in an appendix or sub-plan conflict with any provisions of the Plan, the provisions of the appendix or sub-plan shall govern. The adoption of any such appendix or sub-plan shall be pursuant to Section 7.1 above. Without limiting the foregoing, the Administrator is specifically authorized to adopt rules and procedures, with respect to Participants who are non-U.S. nationals or employed in non-U.S. jurisdictions, regarding the exclusion of particular Affiliates or Subsidiaries from participation in the Plan, eligibility to participate, the definition of Compensation, handling of payroll deductions or other contributions by Participants, payment of interest, conversion of local currency, data privacy security, payroll tax, withholding procedures, establishment of bank or trust accounts to hold payroll deductions or contributions, provided that the adoption and implementation of any such rules and/or procedures would not cause the Section 423 Component to be in noncompliance with Section 423 of the Code.

7.17    Section 409A. The Section 423 Component of the Plan and the Options granted pursuant to Offerings thereunder are intended to be exempt from the application of Section 409A. Neither the Non-Section 423 Component nor any Option granted pursuant to an Offering thereunder is intended to constitute or provide for “nonqualified deferred compensation” within the meaning of Section 409A. Notwithstanding any provision of the Plan to the contrary, if the Administrator determines that any Option granted under the Plan may be or become subject to Section 409A or that any provision of the Plan may cause an Option granted under the Plan to be or become subject to Section 409A, the Administrator may adopt such amendments to the Plan and/or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions as the Administrator determines are necessary or appropriate to avoid the imposition of taxes under Section 409A, either through compliance with the requirements of Section 409A or with an available exemption therefrom.

* * * * *

I hereby certify that the foregoing Plan was adopted by the Board of Directors of BigBear.ai Holdings, Inc. on [    ].

I hereby certify that the foregoing Plan was approved by the shareholders of BigBear.ai Holdings, Inc. on [    ].

Executed on [    ].

Corporate Secretary